UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Name and Address of Agent for Service: Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103-6996	with a copy to: Kevin P. O’Rourke Jose J. Del Real, Esq. The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603

Registrant’s telephone number, including area code: (800) 595-9111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	INCOME EQUITY FUND
Ticker Symbol: NOIEX

27	INTERNATIONAL EQUITY FUND
Ticker Symbol: NOIGX

32	LARGE CAP CORE FUND
Ticker Symbol: NOLCX

36	LARGE CAP EQUITY FUND
Ticker Symbol: NOGEX

38	LARGE CAP VALUE FUND
Ticker Symbol: NOLVX

42	SMALL CAP CORE FUND
Ticker Symbol: NSGRX

66	SMALL CAP VALUE FUND
Ticker Symbol: NOSGX

75	TECHNOLOGY FUND
Ticker Symbol: NTCHX

77	NOTES TO THE FINANCIAL STATEMENTS

88	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

89	TAX INFORMATION

90	FUND EXPENSES

92	TRUSTEES AND OFFICERS

96	INVESTMENT CONSIDERATIONS

100	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about the Northern Funds’ investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended March 31, 2017, U.S. equity markets rose sharply, with October 2016 the only month over the period with a negative total return. Following a period of declining earnings driven by lower commodity prices and a strong U.S. dollar, earnings growth returned accompanied by positive market sentiment. An improving economy supported rising inflation expectations and U.S. Treasury yields. Bond-substitute stocks such as real estate investment trusts, which outperformed earlier in 2016 as interest rates declined, lost ground as market rates rose.

The Fund returned 12.94% for the 12-month period ended March 31, 2017, compared to 17.17% for the benchmark S&P 500® Index. The Fund’s allocation to higher dividend yielding sectors such as telecommunication services, real estate, utilities and consumer staples detracted from relative performance, as these areas lagged the broader market. Conversely, non-dividend-paying stocks, which are not eligible for inclusion in the Fund, outperformed. The Fund’s underweights in the information technology and energy sectors detracted from relative performance. Stock selection within the information technology, consumer staples and industrials sectors contributed to the Fund’s relative performance. Stock selection detracted from relative return within the consumer discretionary, health care and financials sectors.

Looking ahead, we will continue to focus on company selection with a consistent emphasis on identifying high quality dividend-paying companies. We will also seek to maintain our exposure to companies that exhibit prudent use of shareholder capital with an emphasis on total return. We believe that our focus on seeking income throughout the market through a diversified basket of stocks offers the potential to provide positive relative performance over the long term.

PORTFOLIO MANAGER

JACOB C. WEAVER With Northern Trust since 1998

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
INCOME EQUITY FUND	12.94%	10.43%	6.93%	8.65%
S&P 500® INDEX	17.17	13.30	7.51	9.63

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 96.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Fund returned 13.32% during the 12-month period ended March 31, 2017, outperforming the MSCI EAFE® Index return of 11.67%. Global markets endured a number of geopolitical surprises over the past 12 months, including the “Brexit” vote and the U.S. presidential election results. Both events generated significant volatility in the equity markets, but did not prevent the global markets from registering double-digit gains. The U.S. Federal Reserve (“Fed”) increased its target rate by 25 basis points in December 2016 and March 2017. However, the long end of the curve was held down by the accommodative posture of other central banks. The European Central Bank and the Japanese Central Bank pushed their interest rates into negative territory, supporting the “risk-on” trade over the period. Accommodative central bank policies, stable inflation, strong manufacturing reports and modest oil prices have created a favorable environment for global economic growth.

The 12 month period ended March 31, 2017 was nearly a mirror image of 2015, with the value factor providing strong leadership across the EAFE (Europe, Australia, Far East) regions. The value factor in Japan had become historically inexpensive by almost any measure early in 2016, and as with most pricing dislocations the mean reversion was rapid. The strong performance of the value factor supported the Fund’s outperformance in all regions except the United Kingdom. Quality and momentum factors modestly detracted from performance, as low quality and low momentum securities outperformed. Despite large differences in returns among economic sectors, stock selection accounted for most of the Fund’s outperformance, with sector allocation broadly neutral. Stock selection was positive across most sectors, with the strongest performance in health care, materials and energy. Stock selection within the consumer discretionary sector detracted slightly from overall performance.

Our process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. By focusing on inexpensive, high-quality securities and prudent risk management, we believe that the Fund can deliver attractive long-term performance. We also believe that the Fund is positioned to benefit from market investors looking beyond broad economic data and refocusing on company fundamentals.

PORTFOLIO MANAGER

MARK C. SODERGREN With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
INTERNATIONAL EQUITY FUND	13.32%	4.90%	1.27%	4.53%
MSCI EAFE® INDEX	11.67	5.83	1.05	4.87

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 96.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Fund returned 14.60% during the 12-month reporting period ended March 31, 2017, underperforming the 17.17% return of the S&P 500® Index. U.S. stocks ended March 2017, near its all-time highs, reflecting the strength of the U.S. economy and investor anticipation of pro-growth policies by the new administration. The U.S. economy continued to strengthen, with strong employment, low inflation, rising manufacturing indicators and a modest increase in Gross Domestic Product growth. The improving economic conditions provided an environment for the U.S. Federal Reserve (“Fed”) to begin increasing interest rates. The Fed boosted its target rate by a quarter point in December 2016 and March 2017, resulting in a strengthening of the dollar. Other global economies have not experienced the same economic strength as the United States, thus many central banks remained accommodative, and in the case of the European Central Bank and the Bank of Japan, experimented with negative interest rates. The combination of favorable central bank policies, low inflation, and stable oil prices helped to support a modest economic recovery in a number of global markets.

In a reversal of 2016, market performance was led by the value and high-volatility factors early in 2017, while quality and momentum factors were mixed. Investor risk appetite generally improved, allowing value to gain momentum after an extended period of underperformance. Growth sectors such as health care and information technology strengthened after the U.S. election and led to the growth factor’s strong performance in the first quarter of 2017. Defensive sectors including telecommunications services, utilities, and consumer staples underperformed the broader market in the 12 month reporting period. Consistent with investors’ “risk-on” posture, small-cap stocks outperformed large caps over the reporting period.

Stock selection accounted for most of the Fund’s outperformance, while sector allocation had a neutral effect. Our process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Value and momentum were the best performing factors in the past 12 months, while quality underperformed. The Fund’s underperformance was the result of unfavorable stock selection in the energy and consumer discretionary sectors, which offset stronger selection in financials and industrials.

PORTFOLIO MANAGER

MARK C. SODERGREN With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/16/05
LARGE CAP CORE FUND	14.60%	12.75%	6.62%	7.20%
S&P 500® INDEX	17.17	13.30	7.51	7.94

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 96.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index posted a strong gain of 17.17% in the 12-month period ended March 31, 2017. The market absorbed several unexpected political events, including the United Kingdom’s vote to leave the European Union and the Republican sweep of the U.S. elections, and rose to all-time highs. The markets also displayed few ill effects from two Federal Reserve interest rate increases given that the moves were accompanied by supportive global growth and inflation expectations. In addition, investors anticipated that U.S. policy reform, deregulation and stimulus would provide a tailwind for earnings growth over the intermediate term. Financials benefited the most from the changing economic and policy landscape due to expected benefits from higher interest rates and a loosening of Dodd-Frank regulations. In general, cyclical sectors outperformed more conservative sectors with higher sensitivity to interest rates. In this environment, the telecommunication services, real estate, consumer staples and utilities sectors all lagged the broader market.

The Large Cap Equity Fund posted a total return of 12.56% for the 12-month period ended March 31, 2017 and underperformed its benchmark, the S&P 500® Index. Stock selection in the health care, industrials, consumer discretionary and consumer staples sectors detracted from relative performance. Stock selection in real estate and materials contributed positively, as did underweights in the telecommunication services and utilities sectors.

We continue to leverage our deep fundamental research to uncover opportunities created by market emotion. We maintain our search for defensible businesses that we believe have strong management teams, attractive valuations and exposure to favorable longer-term, cyclical and/or internal trends.

PORTFOLIO MANAGERS

THOMAS WOODEN With Northern Trust since 2014
CHRIS SHIPLEY With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
LARGE CAP EQUITY FUND	12.56%	10.40%	6.31%	7.81%
S&P 500® INDEX	17.17	13.30	7.51	9.63

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 96.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Russell 1000® Value Index delivered a gain of 19.22% in the 12-month period ended March 31, 2017, with positive returns in 11 of the individual months. Low interest rates and supportive economic and employment data were key drivers for returns in the first half of the reporting period. During the latter half of the reporting period, the favorable market outlook was bolstered by expectations that Republican control of Washington would lead to deregulation and fiscal relief, with an accompanying boost to corporate profitability. However, the optimism regarding potential policy outcomes diminished following a failed attempt by the Republicans to repeal and replace the Affordable Care Act. The value factor rallied in conjunction with rising investor sentiment during the middle six months of the reporting period, but stumbled later in the period as sentiment began to wane. The quality factor delivered mixed results, as investors focused on sector allocation rather than company fundamentals such as profitability and cash flow management. Investors rewarded cyclical sectors such as financials, information technology and materials over the defensive utilities, consumer staples, real estate and telecommunications services sectors.

For the 12-month reporting period ended March 31, 2017, the Large Cap Value Fund posted a total return of 19.29%, compared with 19.22% for the Fund’s benchmark, the Russell 1000® Value Index. The Fund’s value model modestly outpaced the benchmark and contributed positively to performance. The strategy’s focus on investing at the intersection of value and high quality led to strong stock selection within health care, consumer staples and real estate. A bias towards higher quality financials also aided results. Selection was weaker in consumer discretionary and energy, where lower quality stocks outperformed their higher quality peers.

We expect headlines out of Washington to continue to represent a source of volatility for both market performance and investor sentiment. We believe that the Fund’s objective to gain exposure to high quality companies trading at a discount relative to their peers is a prudent investment strategy in the current environment as well as in the longer term.

PORTFOLIO MANAGERS

SRIDHAR KANCHARLA With Northern Trust since 2007
MARK C. SODERGREN With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 08/03/00
LARGE CAP VALUE FUND	19.29%	11.33%	4.61%	6.24%
RUSSELL 1000® VALUE INDEX	19.22	13.13	5.93	7.00

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Value Index is an unmanaged index measuring the performance of those companies included in the Russell 1000® Index having lower price-to-book ratios and forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 96.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Small-cap stocks had a strong showing in the 12-month period ended March 31, 2017, and outpaced large-cap stocks by a wide margin. Within the small-cap segment, value stocks outperformed growth. Risk aversion in the market appeared to ebb as optimism regarding improving economic conditions, fueled by expectations for regulatory and tax policy relief following the U.S. election, encouraged investors to rotate toward lower quality stocks. While the first quarter of 2017 saw some reassessment of the market’s optimistic view regarding government policy, investor appetite for lower quality stocks remained robust. This trend created a challenging environment for the Small Cap Core Fund given its bias toward higher quality issues.

The Fund returned 23.57% for the 12-month period ended March 31, 2017, underperforming the 26.22% return of its benchmark, the Russell 2000® Index for the same period. Stock selection detracted within a number of sectors, particularly in stronger performing areas such as information technology, materials and financials. In each of these sectors, the lower quality stocks where the Fund was underweight were particularly strong. On the other side of the ledger, the Fund benefited from stronger stock selection in the consumer discretionary and real estate sectors.

Consistent with increased risk appetite, stocks with market caps below $700 million were among the best performers in the small-cap universe. This segment provided a positive contribution to performance given the Fund’s long-term strategic holdings in micro caps. As designed, the Fund’s overall valuation characteristics avoided tilting either to value or growth.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/30/99
SMALL CAP CORE FUND	23.57%	12.71%	7.71%	7.43%
RUSSELL 2000® INDEX	26.22	12.35	7.12	8.39

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 U.S. companies in the Russell 3000® Index, based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 96.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Small-cap value stocks rallied during the 12-month period ended March 31, 2017, outperforming both the large-cap and small-cap growth categories. The strong performance of small-cap value was driven by some of the most deeply discounted sectors and securities in the asset class, as investors set aside concerns regarding economic growth and shifted into “risk-on” mode by the middle of 2016.

The Small Cap Value Fund returned 23.82%, trailing the 29.37% return of its benchmark, the Russell 2000® Value Index for the reporting ended March 31, 2017. The Fund’s underweight in lower-quality companies was the primary factor in its underperformance. During the 12-month reporting period ended March 31, 2017, companies with earnings, cash flows and profit margins that are low or negative generally outperformed the more profitable and reasonably valued peers that our strategy targets. In part, these results reflected the strong bounceback for some of the most deeply discounted stocks in the energy, materials and health care sectors. Lower quality stocks in these areas as defined by our proprietary stock selection models typically reacted strongly to the improvement in economic expectations that followed the November 2016 election. The more subdued market performance in the first quarter of 2017 contributed to a change in sector leadership, but the shift was not accompanied by a similar rally in higher quality stocks. Despite the effect on the Fund’s short-term results, we continue to focus on selecting profitable, reasonably priced small company stocks in a cost- and risk-efficient manner.

The Fund’s sector allocation contributed positively to performance, highlighted by overweights in the outperforming materials and information technology sectors, together with an underweight in consumer discretionary stocks. However, the contribution was offset by the impact of stock selection. The Fund’s investments in the materials sector failed to keep up with the gain of nearly 60% for the materials stocks in the Russell 2000® Value Index. Similarly, holdings within financials, technology and health care did not keep pace with the corresponding benchmark components. The lowest quality stocks were the best performers in each of these sectors, creating a strong headwind for the Fund.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
SMALL CAP VALUE FUND	23.82%	12.79%	7.47%	10.34%
RUSSELL 2000® VALUE INDEX	29.37	12.54	6.09	10.39

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Value Index is an unmanaged index measuring the performance of those companies included in the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 96.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TECHNOLOGY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Technology Fund returned 22.04% in the 12-month period ended March 31, 2017, outperforming the 17.17% return of the S&P 500® Index. Fund positions in both information technology and health care outpaced the corresponding benchmark components, aiding performance. We believe that the Fund’s relative strength is a reflection of our fundamental approach and emphasis on companies whose growth and innovation can drive above-average profits over time.

The Fund’s top performing technology stocks included Applied Materials, Inc., Activision Blizzard, Inc. and Proofpoint, Inc, while its bottom performers were Cognizant Technology Solutions Corp., Imperva, Inc. and Qualcomm, Inc. Key contributors in health care included HMS Holdings Corp., Spectranetics Corp. and Wright Medical Group NV. Community Health Systems, Inc., Alexion Pharmaceuticals, Inc. and Express Scripts Holding Co. were among the leading detractors. We increased the Fund’s weighting in the health care sector in an opportunistic fashion during the course of the period, taking advantage of market pullbacks related to the U.S. election and policy concerns. We continue to focus our research efforts on using volatility to purchase shares of market leaders with above-average growth prospects when they reach compelling valuations.

This approach led us to hold above-average weightings in the software, Internet and semiconductor industries, all of which feature strong longer-term growth trends and attractive fundamentals. We also see opportunities stemming from improving business confidence and emerging digital technologies such as the Internet of Things, 5G mobile networking, machine learning and artificial intelligence, all of which could potentially drive higher levels of spending on technology infrastructure. Health care stocks experienced elevated volatility during the election cycle, a trend that continued after the U.S. election. Recent uncertainties regarding the Trump administration have started to hold sway as Republican efforts to repeal the Affordable Care Act failed in Congress. Our long-term view regarding the health care sector remains favorable, largely due to innovations by biopharmaceutical and medical-device companies. In particular, we have sought opportunities among companies with robust new-product pipelines. We continue to see the convergence of health care and technology as a key driver of long-term stock performance.

PORTFOLIO MANAGERS

DEBORAH L. KOCH With Northern Trust since 2003
SANDEEP SOORYA With Northern Trust since 2011

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/96
TECHNOLOGY FUND	22.04%	9.59%	8.13%	8.74%
S&P 500® INDEX	17.17	13.30	7.51	8.40

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 96.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND	LARGE CAP EQUITY FUND
ASSETS:
Investments, at value	$227,664	$151,870		$126,427	$119,168
Investments in affiliates, at value	2,505	526		1,425	571
Cash held at broker	–	190		–	–
Foreign currencies held at broker, at value (restricted $8)	–	8	(1)	–	–
Foreign currencies, at value (cost $1,251)	–	1,248		–	–
Dividend income receivable	453	653		152	134
Receivable for foreign tax reclaimable	–	493		–	–
Receivable for securities sold	–	–		–	–
Receivable for variation margin on futures contracts	1	6		1	–
Receivable for fund shares sold	30	–		42	74
Receivable from investment adviser	3	23		8	3
Prepaid and other assets	1	1		1	1
Total Assets	230,657	155,018		128,056	119,951
LIABILITIES:
Payable for securities purchased	–	–		–	–
Payable for variation margin on futures contracts	6	12		3	–
Payable for fund shares redeemed	15	138		734	119
Payable to affiliates:
Management fees	42	30		11	19
Custody fees	2	6		3	2
Shareholder servicing fees	42	2		5	5
Transfer agent fees	1	–		–	–
Trustee fees	4	10		9	9
Accrued other liabilities	34	36		36	35
Total Liabilities	146	234		801	189
Net Assets	$230,511	$154,784		$127,255	$119,762
ANALYSIS OF NET ASSETS:
Capital stock	$184,923	$272,378		$119,859	$83,863
Accumulated undistributed net investment income (loss)	30	659		23	(3)
Accumulated undistributed net realized gain (loss)	619	(131,214)		(7,235)	1,222
Net unrealized appreciation	44,939	12,961		14,608	34,680
Net Assets	$230,511	$154,784		$127,255	$119,762
Shares Outstanding ($.0001 par value, unlimited authorization)	17,213	17,083		7,493	5,633
Net Asset Value, Redemption and Offering Price Per Share	$13.39	$9.06		$16.98	$21.26
Investments, at cost	$182,719	$138,879		$111,821	$84,488
Investments in affiliates, at cost	2,505	526		1,425	571

(1)	Cost associated with foreign currencies held at broker is $8.

See Notes to the Financial Statements.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2017

LARGE CAP VALUE FUND	SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$92,832	$487,087	$3,577,666	$75,728
1,135	3,075	238,728	457
–	–	–	–
–	–	–	–
–	–	–	–
138	550	6,203	24
–	–	–	–
–	–	296	1,098
–	6	440	–
11	152	2,879	13
10	26	309	2
1	1	2	1
94,127	490,897	3,826,523	77,323

–	–	44,788	762
3	–	119	–
196	78	2,167	31
15	69	677	16
2	9	13	2
12	57	1,589	8
–	1	11	–
7	4	11	4
38	36	97	36
273	254	49,472	859
$93,854	$490,643	$3,777,051	$76,464

$148,135	$351,674	$2,477,066	$56,726
605	371	1,635	(110)
(61,172)	3,603	68,937	2,045
6,286	134,995	1,229,413	17,803
$93,854	$490,643	$3,777,051	$76,464
6,168	20,436	157,371	3,350
$15.22	$24.01	$24.00	$22.83
$86,546	$352,147	$2,350,706	$57,925
1,135	3,075	238,728	457

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND	LARGE CAP EQUITY FUND
INVESTMENT INCOME:
Dividend income	$7,210	$3,964 (1)	$3,162	$1,977
Dividend income from investments in affiliates	7	3	2	2
Interest income	1	–	1	–
Total Investment Income	7,218	3,967	3,165	1,979
EXPENSES:
Management fees	2,223	1,528	594	1,008
Custody fees	36	173	49	28
Transfer agent fees	35	23	20	18
Registration fees	21	21	22	20
Printing fees	53	52	67	51
Professional fees	43	43	43	43
Shareholder servicing fees	246	11	28	24
Trustee fees	10	10	10	10
Other	15	16	16	14
Total Expenses	2,682	1,877	849	1,216
Less expenses reimbursed by investment adviser	(329)	(454)	(184)	(171)
Net Expenses	2,353	1,423	665	1,045
Net Investment Income (Loss)	4,865	2,544	2,500	934
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	8,520	14,233	3,985	8,568
Futures contracts	(326)	–	232	–
Foreign currency transactions	–	(347)	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	14,886	2,820	11,666	4,937
Futures contracts	152	8	(59)	–
Foreign currency translations	–	(8)	–	–
Net Gains	23,232	16,706	15,824	13,505
Net Increase in Net Assets Resulting from Operations	$28,097	$19,250	$18,324	$14,439

(1)	Net of $342 in non–reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2017

LARGE CAP VALUE FUND	SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$2,235	$5,988	$61,721	$485
2	29	386	3
1	4	37	–
2,238	6,021	62,144	488

763	3,320	31,224	811
32	107	365	23
14	67	493	11
21	23	94	19
66	53	147	51
42	43	78	43
64	314	7,580	43
10	10	36	10
22	16	43	15
1,034	3,953	40,060	1,026
(454)	(960)	(7,145)	(91)
580	2,993	32,915	935
1,658	3,028	29,229	(447)

8,561	2,792	80,580	4,311
232	2,743	36,013	–
–	–	–	–

6,043	89,330	553,090	10,839
(30)	(221)	(2,189)	–
–	–	–	–
14,806	94,644	667,494	15,150
$16,464	$97,672	$696,723	$14,703

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND		LARGE CAP EQUITY FUND
Amounts in thousands	2017	2016	2017	2016	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$4,865	$5,628	$2,544	$3,101	$2,500	$2,775	$934	$1,133
Net realized gains (losses)	8,194	(3,973)	13,886	5,093	4,217	1,301	8,568	11,844
Net change in unrealized appreciation (depreciation)	15,038	(103)	2,820	(31,288)	11,607	(4,714)	4,937	(16,725)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,097	1,552	19,250	(23,094)	18,324	(638)	14,439	(3,748)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(30,088)	(79,520)	(15,177)	(32,040)	(32,774)	(22,064)	(6,746)	(13,341)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(30,088)	(79,520)	(15,177)	(32,040)	(32,774)	(22,064)	(6,746)	(13,341)
DISTRIBUTIONS PAID:
From net investment income	(4,902)	(5,770)	(2,400)	(3,400)	(2,521)	(2,783)	(968)	(1,107)
From net realized gains	(2,136)	(8,579)	–	–	–	–	(11,347)	(2,879)
Total Distributions Paid	(7,038)	(14,349)	(2,400)	(3,400)	(2,521)	(2,783)	(12,315)	(3,986)
Total Increase (Decrease) in Net Assets	(9,029)	(92,317)	1,673	(58,534)	(16,971)	(25,485)	(4,622)	(21,075)
NET ASSETS:
Beginning of year	239,540	331,857	153,111	211,645	144,226	169,711	124,384	145,459
End of year	$230,511	$239,540	$154,784	$153,111	$127,255	$144,226	$119,762	$124,384
Accumulated Undistributed Net Investment Income (Loss)	$30	$67	$659	$861	$23	$44	$(3)	$31

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND		SMALL CAP CORE FUND		SMALL CAP VALUE FUND		TECHNOLOGY FUND
2017	2016	2017	2016	2017	2016	2017	2016

$1,658	$1,540	$3,028	$1,810	$29,229	$32,739	$(447)	$(414)
8,793	1,142	5,535	6,329	116,593	43,518	4,311	7,834
6,013	(8,925)	89,109	(39,255)	550,901	(202,939)	10,839	(12,757)
16,464	(6,243)	97,672	(31,116)	696,723	(126,682)	14,703	(5,337)

(10,258)	(7,709)	82,463	75,981	247,481	153,623	(7,339)	2,814
(10,258)	(7,709)	82,463	75,981	247,481	153,623	(7,339)	2,814

(1,400)	(1,545)	(3,000)	(1,903)	(32,800)	(31,457)	–	–
–	–	(475)	(8,668)	(48,664)	(88,890)	(3,045)	(9,472)
(1,400)	(1,545)	(3,475)	(10,571)	(81,464)	(120,347)	(3,045)	(9,472)
4,806	(15,497)	176,660	34,294	862,740	(93,406)	4,319	(11,995)

89,048	104,545	313,983	279,689	2,914,311	3,007,717	72,145	84,140
$93,854	$89,048	$490,643	$313,983	$3,777,051	$2,914,311	$76,464	$72,145
$605	$347	$371	$340	$1,635	$6,031	$(110)	$(157)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

INCOME EQUITY FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.22	$12.74	$15.82	$14.52	$12.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.27	0.37	0.30	0.22
Net realized and unrealized gains (losses)	1.29	(0.09)	1.02	1.80	1.57
Total from Investment Operations	1.56	0.18	1.39	2.10	1.79
LESS DISTRIBUTIONS PAID:
From net investment income	(0.27)	(0.27)	(0.56)	(0.24)	(0.26)
From net realized gains	(0.12)	(0.43)	(3.91)	(0.56)	–
Total Distributions Paid	(0.39)	(0.70)	(4.47)	(0.80)	(0.26)
Net Asset Value, End of Year	$13.39	$12.22	$12.74	$15.82	$14.52
Total Return(1)	12.94%	1.62%	9.40%	14.72%	14.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$230,511	$239,540	$331,857	$390,616	$360,423
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.01%	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.15%	1.13%	1.16%	1.25%	1.23%
Net investment income, net of reimbursements and credits(2)	2.07%	2.12%	2.22%	1.96%	1.85%
Net investment income, before reimbursements and credits	1.93%	1.99%	2.06%	1.71%	1.62%
Portfolio Turnover Rate	32.17%	13.14%	109.84%	14.34%	11.27%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment cash in affiliated money market funds of approximately $5,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, approximately $3,000, $2,000 and $7,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015 and 2014, respectively, and approximately $9,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2013. Absent the additional reimbursement, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND
Selected per share data	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$8.12		$9.39	$10.05	$8.53	$7.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.17	0.20	0.31	0.14
Net realized and unrealized gains (losses)	0.93		(1.27)	(0.51)	1.39	0.58
Total from Investment Operations	1.07		(1.10)	(0.31)	1.70	0.72
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.13)		(0.17)	(0.35)	(0.15)	(0.14)
From net realized gains	–		–	–	(0.03)	–
Total Distributions Paid	(0.13)		(0.17)	(0.35)	(0.18)	(0.14)
Net Asset Value, End of Year	$9.06		$8.12	$9.39	$10.05	$8.53
Total Return(2)	13.32%		(11.78)%	(2.91)%	19.96%	9.09%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$154,784		$153,111	$211,645	$253,233	$259,920
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.93	%(4)	1.08%	1.09%	1.06%	1.06%
Expenses, before reimbursements and credits	1.23%		1.22%	1.26%	1.32%	1.37%
Net investment income, net of reimbursements and credits(3)	1.67	%(4)	1.66%	2.02%	3.00%	1.88%
Net investment income, before reimbursements and credits	1.37%		1.52%	1.85%	2.74%	1.57%
Portfolio Turnover Rate	101.07%		12.78%	13.02%	16.09%	27.40%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent and 0.005 percent of average net assets for each of the fiscal years ended March 31, 2017 and 2016, respectively, and less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $3,000, which represents less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Effective January 1, 2017, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.50%. Prior to January 1, 2017, the expense limitation had been 1.06%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND
Selected per share data	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$15.10		$15.42	$14.11	$11.43	$10.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.28	0.21	0.20	0.21
Net realized and unrealized gains (losses)	1.88		(0.32)	1.30	2.68	1.27
Total from Investment Operations	2.18		(0.04)	1.51	2.88	1.48
LESS DISTRIBUTIONS PAID:
From net investment income	(0.30)		(0.28)	(0.20)	(0.20)	(0.22)
Total Distributions Paid	(0.30)		(0.28)	(0.20)	(0.20)	(0.22)
Net Asset Value, End of Year	$16.98		$15.10	$15.42	$14.11	$11.43
Total Return(1)	14.60%		(0.22)%	10.81%	25.31%	14.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$127,255		$144,226	$169,711	$25,553	$12,564
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.49	%(3)	0.59%	0.62%	0.62%	0.62%
Expenses, before reimbursements and credits	0.63%		0.59%	0.83%	1.47%	1.98%
Net investment income, net of reimbursements and credits(2)	1.85	%(3)	1.82%	1.57%	1.69%	2.05%
Net investment income, before reimbursements and credits	1.71%		1.82%	1.36%	0.84%	0.69%
Portfolio Turnover Rate	66.77%		56.10%	41.81%	95.11%	85.90%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment ratios include additional reimbursements of management or advisory fees, as applicable fees, incurred in connection with the investment cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, and less than $1,000, which represents less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2015, 2014 and 2013, respectively. Absent the additional reimbursement, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(3)	Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.45%. Prior to June 15, 2016, the expense limitation had been 0.60%.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP EQUITY FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$20.99	$22.28	$20.07	$16.74	$15.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	0.18	0.20	0.19	0.19
Net realized and unrealized gains (losses)	2.37	(0.81)	2.21	3.33	1.40
Total from Investment Operations	2.54	(0.63)	2.41	3.52	1.59
LESS DISTRIBUTIONS PAID:
From net investment income	(0.17)	(0.18)	(0.20)	(0.19)	(0.19)
From net realized gains	(2.10)	(0.48)	–	– (1)	–
Total Distributions Paid	(2.27)	(0.66)	(0.20)	(0.19)	(0.19)
Net Asset Value, End of Year	$21.26	$20.99	$22.28	$20.07	$16.74
Total Return(2)	12.56%	(2.85)%	12.02%	21.17%	10.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$119,762	$124,384	$145,459	$146,840	$149,141
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.86%	0.86%	0.86%	0.85%	0.85%
Expenses, before reimbursements and credits	1.00%	0.98%	1.02%	1.13%	1.19%
Net investment income, net of reimbursements and credits(3)	0.77%	0.84%	0.90%	1.02%	1.24%
Net investment income, before reimbursements and credits	0.63%	0.72%	0.74%	0.74%	0.90%
Portfolio Turnover Rate	25.95%	27.54%	20.17%	32.52%	68.24%

(1)	Per share amount was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, less than $1,000, which represents less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2015 and 2014, respectively, and approximately $3,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2013. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP VALUE FUND
Selected per share data	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.95		$13.99	$13.00	$10.84	$9.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27		0.22	0.23	0.38	0.25
Net realized and unrealized gains (losses)	2.22		(1.04)	1.12	2.03	0.99
Total from Investment Operations	2.49		(0.82)	1.35	2.41	1.24
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)		(0.22)	(0.36)	(0.25)	(0.28)
Total Distributions Paid	(0.22)		(0.22)	(0.36)	(0.25)	(0.28)
Net Asset Value, End of Year	$15.22		$12.95	$13.99	$13.00	$10.84
Total Return(1)	19.29%		(5.87)%	10.39%	22.30%	12.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$93,854		$89,048	$104,545	$108,899	$107,774
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.63	%(3)	0.87%	0.86%	0.85%	0.85%
Expenses, before reimbursements and credits	1.12%		1.09%	1.18%	1.32%	1.35%
Net investment income, net of reimbursements and credits(2)	1.80	%(3)	1.58%	1.47%	2.87%	2.18%
Net investment income, before reimbursements and credits	1.31%		1.36%	1.15%	2.40%	1.68%
Portfolio Turnover Rate	71.22%		60.22%	125.47%	23.90%	22.91%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, and approximately $1,000, $1,000, $3,000, and 3,000, which represent less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(3)	Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.55%. Prior to June 15, 2016, the expense limitation had been 0.85%.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND
Selected per share data	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$19.56		$22.26	$21.19	$18.39	$15.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13		0.11	0.12	0.10	0.17
Net realized and unrealized gains (losses)	4.48		(2.15)	2.00	4.41	2.59
Total from Investment Operations	4.61		(2.04)	2.12	4.51	2.76
LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)		(0.12)	(0.11)	(0.07)	(0.21)
From net realized gains	(0.02)		(0.54)	(0.94)	(1.64)	(0.03)
Total Distributions Paid	(0.16)		(0.66)	(1.05)	(1.71)	(0.24)
Net Asset Value, End of Year	$24.01		$19.56	$22.26	$21.19	$18.39
Total Return(1)	23.57%		(9.18)%	10.33%	24.95%	17.57%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$490,643		$313,983	$279,689	$189,239	$212,559
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.67	%(3)	0.75%	0.75%	0.75%	0.75%
Expenses, before reimbursements and credits	0.88%		0.92%	0.96%	1.22%	1.23%
Net investment income, net of reimbursements and credits(2)	0.67	%(3)	0.59%	0.67%	0.46%	1.03%
Net investment income (loss), before reimbursements and credits	0.46%		0.42%	0.46%	(0.01)%	0.55%
Portfolio Turnover Rate	16.21%		14.31%	12.84%	6.24%	12.23%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $17,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, and approximately $12,000, $2,000, $4,000 and $9,000, which represent less than 0.005 percent of average net assets for each of the years ended March 31, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(3)	Effective June 15, 2016, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.65%. Prior to June 15, 2016, the expense limitation had been 0.75%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP VALUE FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$19.81	$21.61	$21.13	$18.43	$16.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.24	0.20	0.17	0.24
Net realized and unrealized gains (losses)	4.55	(1.17)	1.40	4.09	2.26
Total from Investment Operations	4.74	(0.93)	1.60	4.26	2.50
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.23)	(0.19)	(0.16)	(0.23)
From net realized gains	(0.33)	(0.64)	(0.93)	(1.40)	(0.41)
Total Distributions Paid	(0.55)	(0.87)	(1.12)	(1.56)	(0.64)
Net Asset Value, End of Year	$24.00	$19.81	$21.61	$21.13	$18.43
Total Return(1)	23.82%	(4.22)%	7.80%	23.48%	15.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,777,051	$2,914,311	$3,007,717	$2,641,432	$2,076,853
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.22%	1.23%	1.26%	1.40%	1.36%
Net investment income, net of reimbursements and credits(2)	0.89%	1.13%	0.97%	0.85%	1.45%
Net investment income, before reimbursements and credits	0.67%	0.90%	0.71%	0.45%	1.09%
Portfolio Turnover Rate	11.48%	25.31%	16.22%	20.70%	26.09%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $184,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and approximately $91,000, $25,000, $72,000, and $81,000 which represent less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$19.53	$23.72	$20.53	$17.06	$17.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.14)	(0.11)	(0.09)	(0.12)	(0.12)
Net realized and unrealized gains (losses)	4.34	(1.31)	3.28	3.59	0.07
Total from Investment Operations	4.20	(1.42)	3.19	3.47	(0.05)
LESS DISTRIBUTIONS PAID:
From net realized gains	(0.90)	(2.77)	–	–	–
Total Distributions Paid	(0.90)	(2.77)	–	–	–
Net Asset Value, End of Year	$22.83	$19.53	$23.72	$20.53	$17.06
Total Return(1)	22.04%	(6.58)%	15.54%	20.34%	(0.29)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$76,464	$72,145	$84,140	$81,693	$79,554
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.27%	1.26%	1.26%	1.25%	1.25%
Expenses, before reimbursements and credits	1.39%	1.37%	1.43%	1.52%	1.53%
Net investment loss, net of reimbursements and credits(2)	(0.61)%	(0.52)%	(0.37)%	(0.59)%	(0.61)%
Net investment loss, before reimbursements and credits	(0.73)%	(0.63)%	(0.54)%	(0.86)%	(0.89)%
Portfolio Turnover Rate	42.32%	54.37%	40.39%	35.24%	42.66%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment loss ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $2,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2016, less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015 and approximately $1,000 and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014 and 2013, respectively. Absent the additional reimbursements, reimbursements would have been decreased and net expenses and net investment loss would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7%

Aerospace & Defense – 6.1%

Boeing (The) Co.	42,938	$7,594

Lockheed Martin Corp.	19,848	5,311

United Technologies Corp.	10,537	1,183
		14,088

Asset Management – 0.6%

BlackRock, Inc.	3,725	1,429

Banking – 8.7%

Bank of Hawaii Corp.	22,914	1,887

Citigroup, Inc.	19,441	1,163

JPMorgan Chase & Co.	85,611	7,520

PNC Financial Services Group (The), Inc.	20,268	2,437

Wells Fargo & Co.	125,301	6,975
		19,982

Biotechnology & Pharmaceuticals – 7.7%

AbbVie, Inc.	64,694	4,215

Merck & Co., Inc.	110,853	7,044

Pfizer, Inc.	189,097	6,469
		17,728

Chemicals – 1.9%

Dow Chemical (The) Co.	40,833	2,595

LyondellBasell Industries N.V., Class A	19,766	1,802
		4,397

Commercial Services – 0.8%

H&R Block, Inc.	83,150	1,933

Consumer Products – 9.2%

Altria Group, Inc.	114,340	8,166

Clorox (The) Co.	23,963	3,231

General Mills, Inc.	27,986	1,652

Kimberly-Clark Corp.	20,155	2,653

Philip Morris International, Inc.	49,534	5,592
		21,294

Electrical Equipment – 2.4%

General Electric Co.	182,554	5,440

Gaming, Lodging & Restaurants – 4.1%

Darden Restaurants, Inc.	56,811	4,754

McDonald’s Corp.	35,470	4,597
		9,351

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Hardware – 6.1%

Apple, Inc.	71,729	$10,305

Cisco Systems, Inc.	34,945	1,181

HP, Inc.	142,387	2,546
		14,032

Health Care Facilities & Services – 2.2%

AmerisourceBergen Corp.	14,706	1,301

Cardinal Health, Inc.	47,354	3,862
		5,163

Home & Office Products – 0.5%

Tupperware Brands Corp.	18,009	1,130

Insurance – 3.7%

Aflac, Inc.	42,352	3,067

Allstate (The) Corp.	29,888	2,435

Cincinnati Financial Corp.	39,970	2,889
		8,391

Medical Equipment & Devices – 0.9%

Baxter International, Inc.	41,162	2,135

Oil, Gas & Coal – 6.6%

Chevron Corp.	44,369	4,764

Exxon Mobil Corp.	29,502	2,419

Helmerich & Payne, Inc.	34,897	2,323

Occidental Petroleum Corp.	32,131	2,036

Valero Energy Corp.	42,660	2,828

Williams (The) Cos., Inc.	31,130	921
		15,291

Real Estate Investment Trusts – 4.9%

Digital Realty Trust, Inc.	38,808	4,129

Hospitality Properties Trust	103,160	3,253

Host Hotels & Resorts, Inc.	49,592	925

National Retail Properties, Inc.	70,204	3,062
		11,369

Recreational Facilities & Services – 0.6%

Regal Entertainment Group, Class A	59,978	1,354

Retail – Consumer Staples – 1.2%

CVS Health Corp.	14,502	1,138

Wal-Mart Stores, Inc.	23,137	1,668
		2,806

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Retail – Discretionary – 5.4%

Home Depot (The), Inc.	56,175	$8,248

Kohl’s Corp.	33,659	1,340

Nordstrom, Inc.	61,330	2,856
		12,444

Semiconductors – 5.8%

Analog Devices, Inc.	8,245	676

KLA-Tencor Corp.	27,101	2,576

QUALCOMM, Inc.	67,454	3,868

Texas Instruments, Inc.	57,156	4,604

Xilinx, Inc.	27,258	1,578
		13,302

Software – 2.9%

Activision Blizzard, Inc.	106,687	5,320

Symantec Corp.	43,064	1,321
		6,641

Specialty Finance – 1.7%

American Express Co.	31,107	2,461

Mastercard, Inc., Class A	13,500	1,518
		3,979

Technology Services – 3.2%

Accenture PLC, Class A	35,400	4,244

Paychex, Inc.	52,895	3,115
		7,359

Telecom – 3.3%

CenturyLink, Inc.	59,709	1,407

Verizon Communications, Inc.	127,335	6,208
		7,615

Transportation & Logistics – 2.7%

United Parcel Service, Inc., Class B	57,383	6,157

Utilities – 5.5%

Consolidated Edison, Inc.	71,972	5,589

DTE Energy Co.	13,689	1,398

Entergy Corp.	32,470	2,466

Vectren Corp.	55,805	3,271
		12,724
Total Common Stocks
(Cost $182,589)		227,534

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.1%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (1)(2)	2,505,055	$2,505
Total Investment Companies
(Cost $2,505)		2,505

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.74%, 8/17/17 (3)(4)	$130	$130
Total Short-Term Investments
(Cost $130)		130

Total Investments – 99.9%
(Cost $185,224)		230,169

Other Assets less Liabilities – 0.1%		342
NET ASSETS – 100.0%		$230,511

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2017 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	20	$2,359	Long	6/17	$(6)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued	MARCH 31, 2017

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	11.5%
Consumer Staples	10.6
Energy	6.7
Financials	14.2
Health Care	11.0
Industrials	11.3
Information Technology	18.8
Materials	1.9
Real Estate	5.0
Telecommunication Services	3.4
Utilities	5.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$227,534		$–	$–	$227,534
Investment Companies	2,505		–	–	2,505
Short-Term Investments	–		130	–	130
Total Investments	$230,039		$130	$–	$230,169

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts		$(6)	$–	$–		$(6)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND	MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1)

Australia – 6.5%

AGL Energy Ltd.	16,408	$331

Aristocrat Leisure Ltd.	16,127	221

AusNet Services	145,784	187

Australia & New Zealand Banking Group Ltd.	96,133	2,335

Bendigo & Adelaide Bank Ltd.	99,203	919

BHP Billiton Ltd.	16,537	302

CIMIC Group Ltd.	15,693	430

Commonwealth Bank of Australia	2,619	172

Flight Centre Travel Group Ltd.	15,858	349

Fortescue Metals Group Ltd.	240,876	1,145

Harvey Norman Holdings Ltd.	192,701	664

Macquarie Group Ltd.	25,633	1,765

Mirvac Group	29,838	50

Origin Energy Ltd. *	44,744	240

Qantas Airways Ltd.	92,450	275

Sonic Healthcare Ltd.	21,260	359

Stockland	28,915	103

Telstra Corp. Ltd.	66,136	235

Woodside Petroleum Ltd.	1,091	27
		10,109

Austria – 0.6%

ANDRITZ A.G.	4,820	241

voestalpine A.G.	17,650	695
		936

Belgium – 1.5%

Colruyt S.A.	21,915	1,076

Proximus SADP	40,593	1,274
		2,350

China – 0.5%

Yangzijiang Shipbuilding Holdings Ltd.	964,700	779

Denmark – 0.9%

Vestas Wind Systems A/S	16,015	1,303

William Demant Holding A/S *	5,012	105
		1,408

Finland – 1.2%

Orion OYJ, Class B	18,813	981

UPM-Kymmene OYJ	40,415	951
		1,932

France – 10.9%

Atos S.E.	4,911	607

BNP Paribas S.A.	35,017	2,332

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

France – 10.9% – continued

Capgemini S.A.	3,616	$334

Christian Dior S.E.	4,715	1,097

Cie de Saint-Gobain	2,391	123

Cie Generale des Etablissements Michelin	10,500	1,277

CNP Assurances	41,363	842

Credit Agricole S.A.	18,348	249

Engie S.A.	6,263	89

Eutelsat Communications S.A.	39,573	885

Fonciere Des Regions	6,403	534

LVMH Moet Hennessy Louis Vuitton S.E.	2,522	555

Orange S.A.	17,622	274

Peugeot S.A. *	2,639	53

Renault S.A.	16,807	1,460

Sanofi	30,632	2,771

Societe Generale S.A.	35,981	1,830

TOTAL S.A.	31,513	1,592
		16,904

Germany – 8.1%

Allianz S.E. (Registered)	1,067	198

BASF S.E.	24,767	2,455

Bayer A.G. (Registered)	8,787	1,013

Bayerische Motoren Werke A.G.	10,641	971

Deutsche Post A.G. (Registered)	6,410	219

E.ON S.E.	45,343	360

Fresenius Medical Care A.G. & Co. KGaA	3,925	331

HUGO BOSS A.G.	10,757	784

METRO A.G.	46,220	1,478

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	4,874	954

RWE A.G. *	16,873	280

SAP S.E.	4,627	454

Siemens A.G. (Registered)	20,316	2,783

Vonovia S.E.	5,566	196
		12,476

Hong Kong – 3.1%

Cheung Kong Property Holdings Ltd.	30,391	205

CLP Holdings Ltd.	35,562	372

HK Electric Investments & HK Electric Investments Ltd. (2)	211,673	195

Hong Kong & China Gas Co. Ltd.	3,672	7

Link REIT	137,067	960

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Hong Kong – 3.1% – continued

NWS Holdings Ltd.	65,729	$120

Sun Hung Kai Properties Ltd.	26,105	384

WH Group Ltd. (2)	984,417	849

Wharf Holdings (The) Ltd.	9,571	82

Wheelock & Co. Ltd.	199,968	1,581
		4,755

Israel – 1.6%

Bank Hapoalim B.M.	149,350	910

Check Point Software Technologies Ltd. *	15,362	1,577
		2,487

Italy – 0.9%

Atlantia S.p.A.	11,682	301

Enel S.p.A.	125,890	593

Leonardo S.p.A. *	4,769	68

Poste Italiane S.p.A. (2)	44,921	299

Prysmian S.p.A.	7,672	203
		1,464

Japan – 23.2%

Alfresa Holdings Corp.	35,600	618

Asahi Glass Co. Ltd.	5,000	41

Asahi Group Holdings Ltd.	23,300	882

Astellas Pharma, Inc.	33,900	447

Bandai Namco Holdings, Inc.	14,000	419

Bridgestone Corp.	27,000	1,095

Brother Industries Ltd.	22,900	480

Canon, Inc.	22,000	689

Central Japan Railway Co.	9,300	1,520

Chubu Electric Power Co., Inc.	18,200	245

Daiichi Sankyo Co. Ltd.	53,800	1,214

Daito Trust Construction Co. Ltd.	5,300	729

Daiwa House Industry Co. Ltd.	6,900	199

East Japan Railway Co.	6,300	550

Fuji Heavy Industries Ltd.	35,400	1,303

Hitachi Chemical Co. Ltd.	55,000	1,525

Hoya Corp.	16,700	806

Iida Group Holdings Co. Ltd.	17,300	266

ITOCHU Corp.	117,300	1,668

Japan Airlines Co. Ltd.	3,400	108

Japan Tobacco, Inc.	11,500	374

KDDI Corp.	36,775	966

Kuraray Co. Ltd.	9,200	140

Kyocera Corp.	5,000	279

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Japan – 23.2% – continued

Medipal Holdings Corp.	400	$6

MINEBEA MITSUMI, Inc.	7,100	95

Mitsubishi Chemical Holdings Corp.	21,600	168

Mitsubishi Corp.	24,100	522

Mitsubishi Electric Corp.	85,000	1,223

Mitsubishi UFJ Financial Group, Inc.	242,963	1,534

Mixi, Inc.	9,300	449

Mizuho Financial Group, Inc.	680,200	1,250

NH Foods Ltd.	31,000	833

Nippon Telegraph & Telephone Corp.	5,200	222

Nomura Real Estate Holdings, Inc.	49,500	790

NSK Ltd.	43,200	621

NTT DOCOMO, Inc.	11,800	275

ORIX Corp.	33,900	503

Osaka Gas Co. Ltd.	64,000	243

Resona Holdings, Inc.	90,000	485

Rohm Co. Ltd.	1,700	113

Shimamura Co. Ltd.	2,700	357

SoftBank Group Corp.	1,000	71

Sumitomo Heavy Industries Ltd.	99,000	692

Sumitomo Mitsui Financial Group, Inc.	42,900	1,564

Sumitomo Rubber Industries Ltd.	39,300	672

Sundrug Co. Ltd.	2,000	67

Suzuki Motor Corp.	16,500	687

TDK Corp.	14,200	902

Tohoku Electric Power Co., Inc.	8,600	117

Tokyo Electron Ltd.	3,800	416

Tokyo Gas Co. Ltd.	42,000	191

Toyo Suisan Kaisha Ltd.	26,700	996

Toyota Motor Corp.	36,900	2,008

West Japan Railway Co.	6,900	449

Yahoo Japan Corp.	161,400	748
		35,832

Netherlands – 3.3%

EXOR N.V.	5,035	260

ING Groep N.V.	29,311	443

NN Group N.V.	34,844	1,133

Randstad Holding N.V.	2,770	160

Royal Dutch Shell PLC, Class B	100,774	2,769

Wolters Kluwer N.V.	6,803	283
		5,048

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

New Zealand – 0.9%

Fletcher Building Ltd.	95,688	$556

Spark New Zealand Ltd.	341,839	836
		1,392

Norway – 1.6%

DNB ASA	82,208	1,303

Marine Harvest ASA *	733	11

Norsk Hydro ASA	66,127	384

Orkla ASA	21,605	194

Yara International ASA	13,869	534
		2,426

Portugal – 0.7%

EDP – Energias de Portugal S.A.	82,283	279

Jeronimo Martins SGPS S.A.	42,692	764
		1,043

Singapore – 1.3%

DBS Group Holdings Ltd.	18,300	254

United Overseas Bank Ltd.	114,100	1,805
		2,059

South Africa – 0.3%

Investec PLC	66,616	455

Spain – 4.0%

Abertis Infraestructuras S.A.	51,888	836

ACS Actividades de Construccion y Servicios S.A.	28,206	960

Amadeus IT Group S.A.	23,570	1,195

Distribuidora Internacional de Alimentacion S.A.	15,795	91

Endesa S.A.	9,885	232

Gas Natural SDG S.A.	1,533	34

Iberdrola S.A.	40,046	286

Repsol S.A.	109,482	1,691

Telefonica S.A.	72,258	811
		6,136

Sweden – 2.8%

Alfa Laval AB	16,466	310

Boliden AB	2,465	74

Electrolux AB, Class B	9,541	265

ICA Gruppen AB	3,667	125

Investor AB, Class B	33,618	1,416

Skanska AB, Class B	41,751	984

Swedish Match AB	35,657	1,159
		4,333

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Switzerland – 7.9%

Actelion Ltd. *	2,212	$623

Adecco Group A.G. (Registered)	22,748	1,616

Cie Financiere Richemont S.A. (Registered)	9,485	749

Nestle S.A. (Registered)	16,203	1,243

Novartis A.G. (Registered)	6,230	462

Roche Holding A.G. (Genusschein)	14,022	3,577

Sika A.G. (Bearer)	164	984

Swiss Re A.G.	19,038	1,710

Swisscom A.G. (Registered)	1,891	872

Wolseley PLC	6,179	389
		12,225

United Kingdom – 16.0%

3i Group PLC	84,469	793

Anglo American PLC *	64,613	979

AstraZeneca PLC	20,908	1,285

BAE Systems PLC	69,827	563

Barclays PLC	401,376	1,131

Barratt Developments PLC	42,004	288

Berkeley Group Holdings PLC	16,610	668

BP PLC	135,715	779

BT Group PLC	152,776	609

Centrica PLC	20,575	56

Diageo PLC	80,471	2,305

Dixons Carphone PLC	8,352	33

easyJet PLC	35,173	452

GlaxoSmithKline PLC	59,871	1,246

HSBC Holdings PLC	46,380	379

IMI PLC	2,840	42

Johnson Matthey PLC	14,240	550

Land Securities Group PLC	3,649	49

Legal & General Group PLC	464,284	1,439

Lloyds Banking Group PLC	1,456,162	1,212

Meggitt PLC	9,391	53

National Grid PLC	54,038	685

Old Mutual PLC	298,408	751

Persimmon PLC	51,609	1,356

Rio Tinto PLC	25,090	1,010

Royal Mail PLC	51,323	273

Severn Trent PLC	24	1

Smiths Group PLC	45,094	916

SSE PLC	11,103	205

Tate & Lyle PLC	165,561	1,586

Unilever N.V. – CVA	49,331	2,451

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

United Kingdom – 16.0% – continued

United Utilities Group PLC	2,884	$36

Vodafone Group PLC	64,981	169

William Hill PLC	116,754	425
		24,775

United States – 0.0%

Shire PLC	29	2
Total Common Stocks
(Cost $138,394)		151,326

PREFERRED STOCKS – 0.4% (1)

Germany – 0.4%

Henkel A.G. & Co. KGaA	3,066	393

Schaeffler A.G. *	8,621	151
		544
Total Preferred Stocks
(Cost $485)		544

INVESTMENT COMPANIES – 0.3%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (3)(4)	526,071	526
Total Investment Companies
(Cost $526)		526

Total Investments – 98.5%
(Cost $139,405)		152,396

Other Assets less Liabilities – 1.5%		2,388
NET ASSETS – 100.0%		$154,784

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day yield as of March 31, 2017 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Euro Stoxx 50 (Euro)	35	$1,279	Long	6/17	$22
FTSE 100 Index (British Pound)	6	547	Long	6/17	(5)
SPI 200 Index (Australian Dollar)	3	335	Long	6/17	3
Yen Denominated Nikkei 225 (Japanese Yen)	8	681	Long	6/17	(12)

Total					$8

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.5%
Consumer Staples	11.1
Energy	4.7
Financials	21.5
Health Care	10.4
Industrials	14.6
Information Technology	5.4
Materials	8.2
Real Estate	3.9
Telecommunication Services	4.4
Utilities	3.3

Total	100.0%

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	31.9%
Japanese Yen	23.6
British Pound	17.1
Swiss Franc	7.8
Australian Dollar	6.7
All other currencies less than 5%	12.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Germany	$3,601	$8,875	$–	$12,476
Israel	1,577	910	–	2,487
Italy	502	962	–	1,464
Switzerland	623	11,602	–	12,225
All Other Countries (1)	–	122,674	–	122,674
Total Common Stocks	6,303	145,023	–	151,326
Preferred Stocks (1)	–	544	–	544
Investment Companies	526	–	–	526
Total Investments	$6,829	$145,567	$–	$152,396

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$25	$–	$–	$25
Liabilities
Futures Contracts	(17)	–	–	(17)
Total Other Financial Instruments	$8	$–	$–	$8

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Values (000s)	Reason
Common Stocks
Germany	$454	Valuations at official close price.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2%

Aerospace & Defense – 1.8%

Boeing (The) Co.	8,061	$1,426

L3 Technologies, Inc.	5,229	864
		2,290

Apparel & Textile Products – 0.5%

Michael Kors Holdings Ltd. *	15,888	606

Asset Management – 0.2%

Leucadia National Corp.	11,968	311

Banking – 6.8%

Bank of America Corp.	93,045	2,195

Citigroup, Inc.	31,145	1,863

Fifth Third Bancorp	34,067	865

JPMorgan Chase & Co.	14,022	1,232

PNC Financial Services Group (The), Inc.	7,192	865

Regions Financial Corp.	60,885	884

Wells Fargo & Co.	14,264	794
		8,698

Biotechnology & Pharmaceuticals – 7.9%

Amgen, Inc.	9,169	1,505

Biogen, Inc. *	786	215

Bioverativ, Inc. *	405	22

Celgene Corp. *	5,306	660

Eli Lilly & Co.	2,981	251

Gilead Sciences, Inc.	9,028	613

Johnson & Johnson	23,358	2,909

Merck & Co., Inc.	29,101	1,849

Pfizer, Inc.	59,249	2,027
		10,051

Chemicals – 2.1%

Avery Dennison Corp.	10,257	827

Eastman Chemical Co.	7,666	619

LyondellBasell Industries N.V., Class A	10,943	998

PPG Industries, Inc.	2,424	255
		2,699

Commercial Services – 1.3%

H&R Block, Inc.	35,046	815

Robert Half International, Inc.	17,912	875
		1,690

Consumer Products – 7.6%

Altria Group, Inc.	22,961	1,640

Campbell Soup Co.	14,188	812

Clorox (The) Co.	1,126	152

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Consumer Products – 7.6% – continued

Coca-Cola (The) Co.	6,129	$260

Hershey (The) Co.	7,922	866

Kimberly-Clark Corp.	6,177	813

PepsiCo, Inc.	16,004	1,790

Philip Morris International, Inc.	2,242	253

Procter & Gamble (The) Co.	25,131	2,258

Tyson Foods, Inc., Class A	14,258	880
		9,724

Containers & Packaging – 1.2%

3M Co.	7,949	1,521

Distributors – Consumer Staples – 0.7%

Sysco Corp.	17,818	925

Electrical Equipment – 2.7%

Eaton Corp. PLC	7,928	588

Emerson Electric Co.	16,695	999

General Electric Co.	29,638	883

Ingersoll-Rand PLC	11,755	956
		3,426

Engineering & Construction Services – 0.6%

Jacobs Engineering Group, Inc.	13,066	722

Gaming, Lodging & Restaurants – 1.9%

Darden Restaurants, Inc.	11,203	937

McDonald’s Corp.	11,163	1,447
		2,384

Hardware – 6.8%

Apple, Inc.	30,129	4,328

Cisco Systems, Inc.	45,662	1,544

Garmin Ltd.	14,402	736

HP, Inc.	23,316	417

NetApp, Inc.	20,814	871

Seagate Technology PLC	17,486	803
		8,699

Health Care Facilities & Services – 3.0%

Cardinal Health, Inc.	662	54

Cigna Corp.	6,641	973

Express Scripts Holding Co. *	14,546	959

McKesson Corp.	328	49

UnitedHealth Group, Inc.	10,716	1,757
		3,792

Industrial Services – 0.6%

W.W. Grainger, Inc.	3,408	793

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Institutional Financial Services – 3.1%

Bank of New York Mellon (The) Corp.	22,566	$1,066

Goldman Sachs Group (The), Inc.	5,535	1,271

Morgan Stanley	26,436	1,133

State Street Corp.	5,668	451
		3,921

Insurance – 3.3%

American International Group, Inc.	18,290	1,142

Berkshire Hathaway, Inc., Class B *	7,405	1,234

Lincoln National Corp.	12,755	835

Loews Corp.	18,864	882

Prudential Financial, Inc.	635	68
		4,161

Iron & Steel – 0.7%

Nucor Corp.	14,759	881

Machinery – 0.8%

Parker-Hannifin Corp.	6,041	968

Media – 6.3%

Alphabet, Inc., Class A *	2,748	2,330

Comcast Corp., Class A	7,792	293

Facebook, Inc., Class A *	8,616	1,224

Omnicom Group, Inc.	10,444	900

Priceline Group (The), Inc. *	297	529

Scripps Networks Interactive, Inc., Class A	11,004	862

TEGNA, Inc.	25,955	665

Twenty-First Century Fox, Inc., Class A	24,202	784

VeriSign, Inc. *	2,059	179

Walt Disney (The) Co.	1,957	222
		7,988

Medical Equipment & Devices – 2.6%

Baxter International, Inc.	18,235	945

Becton Dickinson and Co.	5,483	1,006

C.R. Bard, Inc.	3,784	940

Mettler-Toledo International, Inc. *	697	334

Varex Imaging Corp. *	142	5

Varian Medical Systems, Inc. *	1,359	124
		3,354

Metals & Mining – 0.2%

Newmont Mining Corp.	6,115	202

Oil, Gas & Coal – 6.3%

Baker Hughes, Inc.	15,429	923

Chevron Corp.	4,918	528

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Oil, Gas & Coal – 6.3% – continued

Exxon Mobil Corp.	35,113	$2,880

Helmerich & Payne, Inc.	4,929	328

Marathon Petroleum Corp.	18,233	921

ONEOK, Inc.	12,423	689

Tesoro Corp.	9,734	789

Valero Energy Corp.	14,688	974
		8,032

Passenger Transportation – 1.3%

Southwest Airlines Co.	16,852	906

United Continental Holdings, Inc. *	10,376	733
		1,639

Real Estate – 0.4%

CBRE Group, Inc., Class A *	15,894	553

Real Estate Investment Trusts – 2.4%

Equity Residential	14,573	907

Host Hotels & Resorts, Inc.	47,451	885

Vornado Realty Trust	8,117	814

Welltower, Inc.	5,901	418
		3,024

Retail – Consumer Staples – 1.7%

Target Corp.	13,569	749

Wal-Mart Stores, Inc.	20,320	1,465
		2,214

Retail – Discretionary – 5.2%

Amazon.com, Inc. *	1,931	1,712

Bed Bath & Beyond, Inc.	19,991	789

Best Buy Co., Inc.	18,863	927

eBay, Inc. *	30,701	1,031

Gap (The), Inc.	32,407	787

Home Depot (The), Inc.	2,564	376

Kohl’s Corp.	5,713	227

Urban Outfitters, Inc. *	29,958	712
		6,561

Semiconductors – 4.2%

Applied Materials, Inc.	28,902	1,124

Intel Corp.	22,911	826

KLA-Tencor Corp.	9,449	898

Lam Research Corp.	7,475	960

Texas Instruments, Inc.	16,317	1,315

Xilinx, Inc.	4,074	236
		5,359

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Software – 3.7%

CA, Inc.	25,547	$810

Citrix Systems, Inc. *	10,557	880

Microsoft Corp.	45,918	3,024

Oracle Corp.	726	33
		4,747

Specialty Finance – 2.0%

Capital One Financial Corp.	8,094	701

Navient Corp.	53,305	787

Visa, Inc., Class A	2,544	226

Western Union (The) Co.	41,415	843
		2,557

Technology Services – 2.9%

Accenture PLC, Class A	10,245	1,228

International Business Machines Corp.	9,928	1,729

Teradata Corp. *	22,601	703
		3,660

Telecom – 2.3%

AT&T, Inc.	47,359	1,968

CenturyLink, Inc.	3,010	71

Verizon Communications, Inc.	17,733	864
		2,903

Transportation & Logistics – 0.2%

JB Hunt Transport Services, Inc.	567	52

Norfolk Southern Corp.	1,610	180
		232

Transportation Equipment – 0.8%

Cummins, Inc.	6,309	954

Utilities – 3.1%

AES Corp.	65,942	737

Ameren Corp.	15,472	845

Edison International	11,612	924

FirstEnergy Corp.	23,685	754

NRG Energy, Inc.	10,246	191

Public Service Enterprise Group, Inc.	12,281	545
		3,996
Total Common Stocks
(Cost $111,632)		126,237

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.1%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (1)(2)	1,425,062	$1,425
Total Investment Companies
(Cost $1,425)		1,425

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.74%, 8/17/17 (3)(4)	$190	$190
Total Short-Term Investments
(Cost $189)		190

Total Investments – 100.5%
(Cost $113,246)		127,852

Liabilities less Other Assets – (0.5%)		(597)
NET ASSETS – 100.0%		$127,255

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2017 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	8	$944	Long	6/17	$2

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.0%
Consumer Staples	9.6
Energy	6.4
Financials	14.7
Health Care	13.6
Industrials	10.6
Information Technology	21.8
Materials	3.0
Real Estate	2.8
Telecommunication Services	2.3
Utilities	3.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$126,237	$–	$–	$126,237
Investment Companies	1,425	–	–	1,425
Short-Term Investments	–	190	–	190
Total Investments	$127,662	$190	$–	$127,852

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$2	$–	$–	$2

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.5%

Apparel & Textile Products – 2.0%

NIKE, Inc., Class B	43,432	$2,420

Asset Management – 2.1%

Charles Schwab (The) Corp.	39,040	1,593

E*TRADE Financial Corp. *	27,226	950
		2,543

Banking – 10.3%

Citigroup, Inc.	42,879	2,565

JPMorgan Chase & Co.	61,217	5,378

Wells Fargo & Co.	78,571	4,373
		12,316

Biotechnology & Pharmaceuticals – 12.8%

Alexion Pharmaceuticals, Inc. *	8,987	1,090

Allergan PLC	13,029	3,113

Biogen, Inc. *	8,692	2,377

Bristol-Myers Squibb Co.	38,364	2,086

Celgene Corp. *	21,387	2,661

Gilead Sciences, Inc.	23,060	1,566

Shire PLC ADR	13,677	2,383
		15,276

Consumer Products – 4.4%

Coca-Cola (The) Co.	49,715	2,110

Mondelez International, Inc., Class A	44,280	1,908

Procter & Gamble (The) Co.	13,913	1,250
		5,268

Electrical Equipment – 4.0%

General Electric Co.	115,415	3,439

Honeywell International, Inc.	10,399	1,299
		4,738

Gaming, Lodging & Restaurants – 4.6%

McDonald’s Corp.	10,923	1,416

Starbucks Corp.	41,791	2,440

Wynn Resorts Ltd.	8,014	918

Yum! Brands, Inc.	11,388	728
		5,502

Hardware – 4.5%

Apple, Inc.	37,549	5,394

Health Care Facilities & Services – 1.6%

Express Scripts Holding Co. *	28,495	1,878

Home & Office Products – 1.5%

Masco Corp.	53,222	1,809

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.5% – continued

Industrial Services – 1.4%

W.W. Grainger, Inc.	7,119	$1,657

Institutional Financial Services – 2.7%

Intercontinental Exchange, Inc.	54,365	3,255

Insurance – 2.9%

Allstate (The) Corp.	26,741	2,179

American International Group, Inc.	20,778	1,297
		3,476

Iron & Steel – 1.2%

Nucor Corp.	24,633	1,471

Media – 10.4%

Alphabet, Inc., Class A *	1,700	1,441

Alphabet, Inc., Class C *	5,824	4,831

Twenty-First Century Fox, Inc., Class A	89,752	2,907

Twitter, Inc. *	47,397	709

Walt Disney (The) Co.	23,000	2,608
		12,496

Medical Equipment & Devices – 4.7%

Abbott Laboratories	42,676	1,895

Baxter International, Inc.	24,058	1,248

Zimmer Biomet Holdings, Inc.	20,414	2,493
		5,636

Oil, Gas & Coal – 6.4%

BP PLC ADR	43,320	1,495

EOG Resources, Inc.	13,428	1,310

Exxon Mobil Corp.	38,300	3,141

Schlumberger Ltd.	22,020	1,720
		7,666

Real Estate Investment Trusts – 1.8%

American Tower Corp.	17,693	2,150

Retail – Consumer Staples – 2.6%

CVS Health Corp.	39,925	3,134

Retail – Discretionary – 3.4%

Dick’s Sporting Goods, Inc.	43,605	2,122

Kohl’s Corp.	49,779	1,982
		4,104

Semiconductors – 4.2%

NXP Semiconductors N.V. *	26,829	2,777

QUALCOMM, Inc.	39,865	2,286
		5,063

Software – 7.3%

Activision Blizzard, Inc.	18,786	937

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.5% – continued

Software – 7.3% – continued

Oracle Corp.	66,699	$2,975

Red Hat, Inc. *	26,472	2,290

salesforce.com, Inc. *	31,289	2,581
		8,783

Specialty Finance – 2.1%

Alliance Data Systems Corp.	9,961	2,480

Utilities – 0.6%

Duke Energy Corp.	7,960	653
Total Common Stocks
(Cost $84,488)		119,168

INVESTMENT COMPANIES – 0.5%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (1)(2)	570,869	571
Total Investment Companies
(Cost $571)		571

Total Investments – 100.0%
(Cost $85,059)		119,739

Other Assets less Liabilities – 0.0%		23
NET ASSETS – 100.0%		$119,762

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2017 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.7%
Consumer Staples	7.1
Energy	6.4
Financials	18.1
Health Care	19.1
Industrials	6.9
Information Technology	24.1
Materials	1.2
Real Estate	1.8
Utilities	0.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
INVESTMENTS	(000s)	(000s)	(000s)	(000s)
Common Stocks (1)	$119,168	$–	$–	$119,168
Investment Companies	571	–	–	571
Total Investments	$119,739	$–	$–	$119,739

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7%

Aerospace & Defense – 2.2%

Harris Corp.	184	$20

L3 Technologies, Inc.	83	14

Spirit AeroSystems Holdings, Inc., Class A	10,591	613

United Technologies Corp.	12,598	1,414
		2,061

Asset Management – 0.0%

Franklin Resources, Inc.	773	33

Automotive – 0.7%

Lear Corp.	4,850	687

Banking – 11.1%

Bank of America Corp.	91,818	2,166

Citigroup, Inc.	45,435	2,718

Fifth Third Bancorp	3,033	77

JPMorgan Chase & Co.	24,803	2,179

PNC Financial Services Group (The), Inc.	10,898	1,310

US Bancorp	7,051	363

Wells Fargo & Co.	29,600	1,648
		10,461

Biotechnology & Pharmaceuticals – 5.6%

Amgen, Inc.	1,288	211

Johnson & Johnson	1,004	125

Merck & Co., Inc.	34,220	2,174

Pfizer, Inc.	81,072	2,774
		5,284

Chemicals – 1.4%

Cabot Corp.	12,470	747

Huntsman Corp.	21,409	525
		1,272

Commercial Services – 0.8%

ManpowerGroup, Inc.	7,419	761

Consumer Products – 5.5%

Archer-Daniels-Midland Co.	5,939	273

Flowers Foods, Inc.	21,286	413

JM Smucker (The) Co.	5,963	782

Nu Skin Enterprises, Inc., Class A	6,664	370

Pilgrim’s Pride Corp.	32,842	739

Procter & Gamble (The) Co.	19,985	1,796

Tyson Foods, Inc., Class A	12,384	764
		5,137

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Consumer Services – 0.2%

Graham Holdings Co., Class B	338	$203

Containers & Packaging – 0.7%

Sonoco Products Co.	12,833	679

Design, Manufacturing & Distribution – 1.7%

Arrow Electronics, Inc. *	10,254	753

Avnet, Inc.	14,958	684

Jabil Circuit, Inc.	5,214	151
		1,588

Electrical Equipment – 3.6%

Eaton Corp. PLC	2,473	183

General Electric Co.	108,039	3,220
		3,403

Engineering & Construction Services – 0.7%

Jacobs Engineering Group, Inc.	11,740	649

Hardware – 2.2%

Apple, Inc.	1,758	253

Cisco Systems, Inc.	30,548	1,033

Corning, Inc.	5,194	140

NetApp, Inc.	4,331	181

Xerox Corp.	64,758	475
		2,082

Health Care Facilities & Services – 3.3%

Anthem, Inc.	7,861	1,300

Cardinal Health, Inc.	8,631	704

Cigna Corp.	781	114

Humana, Inc.	2,822	582

McKesson Corp.	28	4

Patterson Cos., Inc.	8,530	386
		3,090

Institutional Financial Services – 4.0%

Bank of New York Mellon (The) Corp.	11,646	550

Goldman Sachs Group (The), Inc.	8,788	2,019

Morgan Stanley	9,694	415

State Street Corp.	9,255	737
		3,721

Insurance – 7.6%

American International Group, Inc.	19,696	1,230

Aspen Insurance Holdings Ltd.	4,724	246

Assurant, Inc.	7,466	714

Assured Guaranty Ltd.	18,338	681

Axis Capital Holdings Ltd.	10,814	725

Berkshire Hathaway, Inc., Class B *	4,363	727

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Insurance – 7.6% – continued

Everest Re Group Ltd.	3,310	$774

Hartford Financial Services Group (The), Inc.	1,840	88

Lincoln National Corp.	2,065	135

Loews Corp.	7,211	337

RenaissanceRe Holdings Ltd.	5,004	724

Validus Holdings Ltd.	660	37

White Mountains Insurance Group Ltd.	793	698
		7,116

Iron & Steel – 0.5%

Nucor Corp.	7,220	431

Machinery – 0.5%

Parker-Hannifin Corp.	2,779	445

Manufactured Goods – 0.9%

Timken (The) Co.	3,976	179

Valmont Industries, Inc.	4,513	702
		881

Media – 1.2%

Discovery Communications, Inc., Class A *	2,194	64

TEGNA, Inc.	9,091	233

Twenty-First Century Fox, Inc., Class A	25,725	833
		1,130

Medical Equipment & Devices – 1.8%

Abbott Laboratories	2,310	103

Baxter International, Inc.	18,172	942

Medtronic PLC	5,881	474

Thermo Fisher Scientific, Inc.	1,167	179
		1,698

Oil, Gas & Coal – 11.5%

Baker Hughes, Inc.	17,951	1,074

Chevron Corp.	20,508	2,202

ConocoPhillips	41,170	2,053

CONSOL Energy, Inc. *	34,665	582

Diamond Offshore Drilling, Inc. *	1,601	27

Dril-Quip, Inc. *	11,147	608

Exxon Mobil Corp.	11,290	926

Helmerich & Payne, Inc.	11,053	736

Nabors Industries Ltd.	8,540	112

National Oilwell Varco, Inc.	338	14

Noble Energy, Inc.	12,246	420

Oceaneering International, Inc.	5,591	151

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Oil, Gas & Coal – 11.5% – continued

Phillips 66	2,513	$199

Superior Energy Services, Inc. *	32,113	458

Valero Energy Corp.	19,255	1,276
		10,838

Passenger Transportation – 1.3%

Delta Air Lines, Inc.	15,177	698

United Continental Holdings, Inc. *	6,859	484
		1,182

Real Estate Investment Trusts – 5.6%

AvalonBay Communities, Inc.	5,615	1,031

Equity Residential	14,599	908

Essex Property Trust, Inc.	3,405	788

Highwoods Properties, Inc.	14,430	709

Host Hotels & Resorts, Inc.	41,040	766

Kilroy Realty Corp.	4,758	343

Prologis, Inc.	11,050	573

Welltower, Inc.	1,519	108
		5,226

Retail – Consumer Staples – 4.2%

CVS Health Corp.	9,229	724

Target Corp.	15,999	883

Walgreens Boots Alliance, Inc.	461	38

Wal-Mart Stores, Inc.	32,113	2,315
		3,960

Retail – Discretionary – 2.5%

Bed Bath & Beyond, Inc.	9,490	375

Best Buy Co., Inc.	16,831	827

Dillard’s, Inc., Class A	265	14

GameStop Corp., Class A	1,836	41

Kohl’s Corp.	10,467	417

Macy’s, Inc.	11,076	328

Staples, Inc.	2,629	23

Williams-Sonoma, Inc.	5,289	284
		2,309

Semiconductors – 2.6%

Intel Corp.	22,096	797

QUALCOMM, Inc.	28,856	1,655
		2,452

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Software – 1.9%

ANSYS, Inc. *	5,953	$636

CA, Inc.	21,027	667

Oracle Corp.	11,039	493
		1,796

Specialty Finance – 2.5%

Capital One Financial Corp.	3,612	313

Navient Corp.	50,640	747

Synchrony Financial	34,261	1,175

Total System Services, Inc.	2,536	136
		2,371

Technology Services – 2.2%

Computer Sciences Corp.	10,281	710

Conduent, Inc. *	12,952	217

DST Systems, Inc.	5,292	648

Teradata Corp. *	14,361	447
		2,022

Telecom – 3.0%

AT&T, Inc.	48,551	2,017

CenturyLink, Inc.	31,845	751
		2,768

Transportation Equipment – 0.1%

Cummins, Inc.	677	102

Utilities – 5.1%

Ameren Corp.	262	14

American Electric Power Co., Inc.	9,923	666

Calpine Corp. *	67,661	748

Edison International	12,963	1,032

Hawaiian Electric Industries, Inc.	22,199	740

OGE Energy Corp.	20,844	729

Xcel Energy, Inc.	20,024	890
		4,819
Total Common Stocks
(Cost $86,371)		92,657

RIGHTS – 0.1%

Real Estate Investment Trusts – 0.0%

Property Development Centers LLC (Contingent Value Rights) *	24,083	1

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.1% – continued

Retail – Consumer Staples – 0.1%

Casa Ley (Contingent Value Rights) *	24,083	$25
Total Rights
(Cost $26)		26

INVESTMENT COMPANIES – 1.2%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (1)(2)	1,134,816	1,135
Total Investment Companies
(Cost $1,135)		1,135

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.74%, 8/17/17 (3)(4)	$150	$149
Total Short-Term Investments
(Cost $149)		149

Total Investments – 100.1%
(Cost $87,681)		93,967

Liabilities less Other Assets – (0.1%)		(113)
NET ASSETS – 100.0%		$93,854

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2017 is disclosed.
(3)	Discount rate at the time of purchase.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	11	$1,298	Long	6/17	$(1)

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	5.6%
Consumer Staples	8.9
Energy	11.7
Financials	25.4
Health Care	10.9
Industrials	10.2
Information Technology	10.9
Materials	2.6
Real Estate	5.6
Telecommunication Services	3.0
Utilities	5.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$92,657	$–	$–	$92,657
Rights (1)	–	26	–	26
Investment Companies	1,135	–	–	1,135
Short-Term Investments	–	149	–	149
Total Investments	$93,792	$175	$–	$93,967

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(1)	$–	$–	$(1)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2%

Aerospace & Defense – 1.5%

AAR Corp.	9,121	$307

Aerojet Rocketdyne Holdings, Inc. *	13,702	297

Aerovironment, Inc. *	4,691	131

American Outdoor Brands Corp. *	14,061	279

Astronics Corp. *	7,324	232

Astronics Corp., Class B *	2,423	77

Ducommun, Inc. *	3,131	90

Esterline Technologies Corp. *	8,040	692

HEICO Corp.	9,903	864

KLX, Inc. *	14,384	643

LMI Aerospace, Inc. *	1,047	14

Moog, Inc., Class A *	8,296	559

Sevcon, Inc. *	540	8

SIFCO Industries, Inc. *	160	1

Sturm Ruger & Co., Inc.	4,939	264

TASER International, Inc. *	14,503	331

Teledyne Technologies, Inc. *	9,501	1,202

Triumph Group, Inc.	8,162	210

Woodward, Inc.	16,726	1,136
		7,337

Apparel & Textile Products – 0.7%

Albany International Corp., Class A	7,651	352

Cherokee, Inc. *(1)	8	–

Columbia Sportswear Co.	7,588	446

Crocs, Inc. *	20,117	142

Culp, Inc.	4,081	127

Deckers Outdoor Corp. *	4,654	278

Delta Apparel, Inc. *	8,800	155

Iconix Brand Group, Inc. *	3,816	29

Movado Group, Inc.	3,562	89

Oxford Industries, Inc.	2,999	172

Perry Ellis International, Inc. *	2,618	56

Steven Madden Ltd. *	14,720	568

Superior Uniform Group, Inc.	7,800	145

Unifi, Inc. *	6,938	197

Weyco Group, Inc.	3,502	98

Wolverine World Wide, Inc.	26,980	674
		3,528

Asset Management – 0.8%

Altisource Asset Management Corp. *	3,366	253

Artisan Partners Asset Management, Inc., Class A	8,978	248

Ashford, Inc. *	180	10

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Asset Management – 0.8% – continued

Associated Capital Group, Inc., Class A	6,457	$234

Cohen & Steers, Inc.	6,084	243

Diamond Hill Investment Group, Inc.	1,099	214

Financial Engines, Inc.	12,247	533

GAMCO Investors, Inc., Class A	2,580	76

Janus Capital Group, Inc.	35,998	475

Kennedy-Wilson Holdings, Inc.	22,065	490

Manning & Napier, Inc.	13,059	75

Pzena Investment Management, Inc., Class A	4,472	44

Safeguard Scientifics, Inc. *	3,053	39

Siebert Financial Corp.	919	3

StoneCastle Financial Corp.	3,779	75

Virtus Investment Partners, Inc.	2,406	255

Waddell & Reed Financial, Inc., Class A	20,098	342

Westwood Holdings Group, Inc.	2,523	135

WisdomTree Investments, Inc.	11,276	102
		3,846

Automotive – 1.1%

American Axle & Manufacturing Holdings, Inc. *	19,841	373

Cooper Tire & Rubber Co.	11,937	529

Cooper-Standard Holdings, Inc. *	3,599	399

Dana, Inc.	37,918	732

Dorman Products, Inc. *	10,028	824

Gentherm, Inc. *	9,436	370

Horizon Global Corp. *	2,525	35

Metaldyne Performance Group, Inc.	7,039	161

Methode Electronics, Inc.	7,840	357

Miller Industries, Inc.	8,869	234

Modine Manufacturing Co. *	2,573	31

Standard Motor Products, Inc.	7,398	364

Strattec Security Corp.	111	3

Superior Industries International, Inc.	4,980	126

Tenneco, Inc.	15,061	940

Unique Fabricating, Inc.	300	4
		5,482

Banking – 12.1%

1st Source Corp.	5,868	276

Access National Corp.	6,846	206

American National Bankshares, Inc.	2,747	102

Ameris Bancorp	6,006	277

Ames National Corp.	2,606	80

Arrow Financial Corp.	8,089	274

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 12.1% – continued

Astoria Financial Corp.	10,705	$220

Athens Bancshares Corp.	2,800	92

BancFirst Corp.	3,799	342

Banco Latinoamericano de Comercio Exterior S.A.	8,634	240

Bancorp (The), Inc. *	800	4

BancorpSouth, Inc.	22,962	695

Bank Mutual Corp.	5,474	51

Bank of Hawaii Corp.	10,399	856

Bank of Marin Bancorp	4,081	263

Bank of South Carolina Corp.	110	2

Bank of the Ozarks, Inc.	18,543	964

BankFinancial Corp.	1,731	25

Bankwell Financial Group, Inc.	1,121	39

Banner Corp.	2,609	145

Bar Harbor Bankshares	4,444	147

BCB Bancorp, Inc.	508	8

Beneficial Bancorp, Inc.	19,615	314

Berkshire Bancorp, Inc. *	121	1

Berkshire Hills Bancorp, Inc.	9,713	350

Blue Hills Bancorp, Inc.	7,856	140

BNC Bancorp	8,368	293

BofI Holding, Inc. *	15,011	392

Boston Private Financial Holdings, Inc.	16,601	272

Bridge Bancorp, Inc.	3,979	139

Brookline Bancorp, Inc.	22,458	351

Bryn Mawr Bank Corp.	5,250	207

C&F Financial Corp.	450	21

California First National Bancorp	1,639	27

Camden National Corp.	4,160	183

Capital Bank Financial Corp., Class A	5,306	230

Capital City Bank Group, Inc.	4,218	90

Capitol Federal Financial, Inc.	33,536	491

Cardinal Financial Corp.	9,523	285

Cascade Bancorp *	5,817	45

Cathay General Bancorp	19,044	718

CenterState Banks, Inc.	8,168	212

Central Pacific Financial Corp.	4,898	150

Century Bancorp, Inc., Class A	5,170	314

Chemical Financial Corp.	10,353	530

Citizens & Northern Corp.	752	18

City Holding Co.	5,196	335

Clifton Bancorp, Inc.	7,236	117

CoBiz Financial, Inc.	1,671	28

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 12.1% – continued

Columbia Banking System, Inc.	13,715	$535

Commercial National Financial Corp.	121	3

Community Bank System, Inc.	10,182	560

Community Trust Bancorp, Inc.	6,160	282

ConnectOne Bancorp, Inc.	5,461	132

Customers Bancorp, Inc. *	9,999	315

CVB Financial Corp.	25,224	557

Dime Community Bancshares, Inc.	7,771	158

DNB Financial Corp.	4,681	159

Eagle Bancorp, Inc. *	7,214	431

Enterprise Bancorp, Inc.	635	22

Enterprise Financial Services Corp.	769	33

ESSA Bancorp, Inc.	9,772	142

EverBank Financial Corp.	15,500	302

Farmers Capital Bank Corp.	3,574	144

FCB Financial Holdings, Inc., Class A *	6,988	346

Fidelity Southern Corp.	1,725	39

Financial Institutions, Inc.	8,183	270

First Bancorp	8,336	244

First Bancorp, Inc.	3,096	84

First Busey Corp.	11,056	325

First Citizens BancShares, Inc., Class A	2,156	723

First Commonwealth Financial Corp.	21,119	280

First Community Bancshares, Inc.	4,915	123

First Connecticut Bancorp, Inc.	7,141	177

First Defiance Financial Corp.	7,215	357

First Financial Bancorp	14,853	408

First Financial Bankshares, Inc.	19,724	791

First Financial Corp.	2,686	128

First Financial Northwest, Inc.	699	12

First Internet Bancorp	7,856	232

First Interstate BancSystem, Inc., Class A	6,327	251

First Merchants Corp.	9,186	361

First Mid-Illinois Bancshares, Inc.	37	1

First Midwest Bancorp, Inc.	18,503	438

First of Long Island (The) Corp.	12,349	334

First South Bancorp, Inc.	344	4

Flushing Financial Corp.	4,657	125

FNB Corp.	82,308	1,224

Fulton Financial Corp.	42,005	750

German American Bancorp, Inc.	340	16

Glacier Bancorp, Inc.	17,986	610

Great Southern Bancorp, Inc.	5,607	283

Great Western Bancorp, Inc.	7,573	321

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 12.1% – continued

Guaranty Bancorp	849	$21

Hancock Holding Co.	18,534	844

Hanmi Financial Corp.	9,951	306

Hawthorn Bancshares, Inc.	1,127	23

Heartland Financial USA, Inc.	6,337	317

Heritage Financial Corp.	1,152	29

Hilltop Holdings, Inc.	17,974	494

Hingham Institution for Savings	65	11

Home BancShares, Inc.	27,172	736

Home Federal Bancorp, Inc.	2,815	78

Hope Bancorp, Inc.	24,059	461

IBERIABANK Corp.	9,089	719

Independent Bank Corp.	4,690	97

Independent Bank Corp.	8,184	532

Independent Bank Group, Inc.	4,081	262

International Bancshares Corp.	9,727	344

Investors Bancorp, Inc.	96,457	1,387

Kearny Financial Corp.	22,227	335

Kentucky First Federal Bancorp	724	7

Lake Shore Bancorp, Inc.	300	5

Lakeland Bancorp, Inc.	8,152	160

Lakeland Financial Corp.	5,305	229

Landmark Bancorp, Inc.	5,665	168

LegacyTexas Financial Group, Inc.	18,183	725

MainSource Financial Group, Inc.	1,283	42

MB Financial, Inc.	17,885	766

Mercantile Bank Corp.	5,714	197

Merchants Bancshares, Inc.	6,761	329

Meridian Bancorp, Inc.	15,892	291

Middleburg Financial Corp.	2,277	91

MidSouth Bancorp, Inc.	762	12

MidWestOne Financial Group, Inc.	464	16

MSB Financial Corp. *	2,450	40

MutualFirst Financial, Inc.	378	12

NASB Financial, Inc.	4,247	157

National Bank Holdings Corp., Class A	8,460	275

National Bankshares, Inc.	1,851	70

National Commerce Corp. *	4,895	179

NBT Bancorp, Inc.	9,921	368

Northeast Community Bancorp, Inc.	897	7

Northfield Bancorp, Inc.	15,912	287

Northrim BanCorp, Inc.	3,209	96

Northwest Bancshares, Inc.	17,271	291

Norwood Financial Corp.	2,082	86

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 12.1% – continued

OceanFirst Financial Corp.	6,068	$171

OFG Bancorp	7,908	93

Ohio Valley Banc Corp.	719	20

Old National Bancorp	39,391	683

Old Second Bancorp, Inc.	11,190	126

Opus Bank	2,246	45

Oritani Financial Corp.	16,377	278

Pacific Continental Corp.	780	19

Pacific Premier Bancorp, Inc. *	4,693	181

Park National Corp.	2,220	234

Peapack Gladstone Financial Corp.	4,493	133

Peoples Bancorp, Inc.	800	25

Peoples Financial Corp. *	236	4

Peoples Financial Services Corp.	408	17

Pinnacle Financial Partners, Inc.	7,467	496

Popular, Inc.	22,955	935

Preferred Bank	2,654	142

Premier Financial Bancorp, Inc.	2,035	43

PrivateBancorp, Inc.	18,303	1,087

Prosperity Bancshares, Inc.	16,654	1,161

Provident Financial Services, Inc.	15,524	401

Prudential Bancorp, Inc.	1,121	20

QCR Holdings, Inc.	7,629	323

Renasant Corp.	9,580	380

Republic Bancorp, Inc., Class A	1,812	62

Republic First Bancorp, Inc. *	25,501	212

S&T Bancorp, Inc.	9,368	324

Sandy Spring Bancorp, Inc.	8,185	336

Seacoast Banking Corp. of Florida *	858	21

ServisFirst Bancshares, Inc.	10,712	390

Severn Bancorp, Inc. *	1,392	10

Shore Bancshares, Inc.	691	12

SI Financial Group, Inc.	797	11

Sierra Bancorp	800	22

Simmons First National Corp., Class A	7,163	395

South State Corp.	6,583	588

Southern National Bancorp of Virginia, Inc.	669	11

Southside Bancshares, Inc.	7,686	258

Southwest Bancorp, Inc.	794	21

State Bank Financial Corp.	13,468	352

Sterling Bancorp	31,805	754

Stock Yards Bancorp, Inc.	8,897	362

Suffolk Bancorp	712	29

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Banking – 12.1% – continued

Sun Bancorp, Inc.	295	$7

TCF Financial Corp.	39,056	665

Texas Capital Bancshares, Inc. *	6,240	521

Tompkins Financial Corp.	4,370	352

Towne Bank	11,054	358

TriCo Bancshares	3,058	109

TrustCo Bank Corp. NY	9,448	74

Trustmark Corp.	16,049	510

UMB Financial Corp.	11,250	847

Umpqua Holdings Corp.	52,549	932

Union Bankshares Corp.	10,150	357

United Bancorp, Inc.	498	6

United Bankshares, Inc.	16,592	701

United Community Banks, Inc.	12,667	351

United Financial Bancorp, Inc.	6,556	112

Univest Corp. of Pennsylvania	2,973	77

Valley National Bancorp	52,493	619

Washington Federal, Inc.	22,548	746

Washington Trust Bancorp, Inc.	3,538	174

Waterstone Financial, Inc.	3,834	70

Webster Financial Corp.	21,537	1,078

WesBanco, Inc.	9,301	354

West Bancorporation, Inc.	2,908	67

Westamerica Bancorporation	6,133	342

Western Alliance Bancorp *	20,470	1,005

Western New England Bancorp, Inc.	4,092	43

Wintrust Financial Corp.	6,510	450

WSFS Financial Corp.	11,340	521
		59,130

Biotechnology & Pharmaceuticals – 5.1%

ACADIA Pharmaceuticals, Inc. *	1,521	52

Aceto Corp.	5,169	82

Achillion Pharmaceuticals, Inc. *	2,084	9

Aclaris Therapeutics, Inc. *	5,918	176

Acorda Therapeutics, Inc. *	7,369	155

Adamas Pharmaceuticals, Inc. *	7,549	132

Adamis Pharmaceuticals Corp. *	3,260	14

Advaxis, Inc. *	4,787	39

Adverum Biotechnologies, Inc. *	262	1

Aerie Pharmaceuticals, Inc. *	10,101	458

Agenus, Inc. *	13,480	51

Agios Pharmaceuticals, Inc. *	5,443	318

Akorn, Inc. *	18,580	447

Albany Molecular Research, Inc. *	10,751	151

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Biotechnology & Pharmaceuticals – 5.1% – continued

Alder Biopharmaceuticals, Inc. *	2,758	$57

Aldeyra Therapeutics, Inc. *	480	2

AMAG Pharmaceuticals, Inc. *	8,049	182

Amicus Therapeutics, Inc. *	137	1

Amphastar Pharmaceuticals, Inc. *	13,570	197

ANI Pharmaceuticals, Inc. *	3,060	152

Anika Therapeutics, Inc. *	6,169	268

Aptevo Therapeutics, Inc. *	4,108	8

Aquinox Pharmaceuticals, Inc. *	17,447	291

Aralez Pharmaceuticals, Inc. *	5,944	13

Aratana Therapeutics, Inc. *	4,595	24

Ardelyx, Inc. *	8,162	103

Arena Pharmaceuticals, Inc. *	4,574	7

Array BioPharma, Inc. *	17,441	156

Assembly Biosciences, Inc. *	7,549	192

Asterias Biotherapeutics, Inc. *	258	1

Atara Biotherapeutics, Inc. *	5,858	120

Avexis, Inc. *	2,756	210

Bellicum Pharmaceuticals, Inc. *	9,541	118

BioCryst Pharmaceuticals, Inc. *	7,085	60

BioDelivery Sciences International, Inc. *	2,711	5

BioSpecifics Technologies Corp. *	4,542	249

Blueprint Medicines Corp. *	3,571	143

Cambrex Corp. *	18,869	1,039

Cara Therapeutics, Inc. *	5,306	98

Celldex Therapeutics, Inc. *	6,681	24

Cellular Biomedicine Group, Inc. *	418	5

Chiasma, Inc. *	281	1

Clovis Oncology, Inc. *	14,096	898

Coherus Biosciences, Inc. *	4,289	91

Collegium Pharmaceutical, Inc. *	11,837	119

Concert Pharmaceuticals, Inc. *	15,611	266

Curis, Inc. *(1)	68	–

Cytokinetics, Inc. *	20,098	258

Depomed, Inc. *	13,407	168

Dermira, Inc. *	6,741	230

Dicerna Pharmaceuticals, Inc. *	395	1

Eagle Pharmaceuticals, Inc. *	4,053	336

Egalet Corp. *	395	2

Emergent BioSolutions, Inc. *	10,617	308

Enanta Pharmaceuticals, Inc. *	7,754	239

Epizyme, Inc. *	6,433	110

Esperion Therapeutics, Inc. *	10,305	364

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Biotechnology & Pharmaceuticals – 5.1% – continued

Exelixis, Inc. *	55,927	$1,212

FibroGen, Inc. *	6,945	171

Five Prime Therapeutics, Inc. *	6,740	244

Flexion Therapeutics, Inc. *	16,020	431

Geron Corp. *	1,382	3

Global Blood Therapeutics, Inc. *	6,327	233

Heron Therapeutics, Inc. *	1,337	20

Heska Corp. *	5,551	583

Horizon Pharma PLC *	39,800	588

Immune Design Corp. *	427	3

ImmunoGen, Inc. *	1,107	4

Immunomedics, Inc. *	18,458	119

Impax Laboratories, Inc. *	7,004	89

Innoviva, Inc. *	21,223	294

Inovio Pharmaceuticals, Inc. *	20,841	138

Insmed, Inc. *	19,494	341

Intersect ENT, Inc. *	12,724	218

Intra-Cellular Therapies, Inc. *	619	10

Juniper Pharmaceuticals, Inc. *	814	4

KemPharm, Inc. *	287	1

Keryx Biopharmaceuticals, Inc. *	122	1

La Jolla Pharmaceutical Co. *	12,549	375

Lannett Co., Inc. *	10,311	230

Lexicon Pharmaceuticals, Inc. *	15,884	228

Ligand Pharmaceuticals, Inc. *	10,197	1,079

Lion Biotechnologies, Inc. *	3,164	24

Lipocine, Inc. *(1)	100	–

Loxo Oncology, Inc. *	7,856	331

MacroGenics, Inc. *	4,560	85

Medicines (The) Co. *	11,332	554

Merrimack Pharmaceuticals, Inc. *	845	3

Minerva Neurosciences, Inc. *	11,222	91

Mirati Therapeutics, Inc. *	262	1

Momenta Pharmaceuticals, Inc. *	12,129	162

Natural Alternatives International, Inc. *	729	6

Nature’s Sunshine Products, Inc.	7,144	71

Nektar Therapeutics *	21,131	496

Neurocrine Biosciences, Inc. *	17,371	752

Neuroderm Ltd. *	6,835	181

NewLink Genetics Corp. *	11,393	275

Novelion Therapeutics, Inc. *	1,055	11

Nutraceutical International Corp.	6,847	213

Ocular Therapeutix, Inc. *	395	4

Omega Protein Corp.	1,049	21

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Biotechnology & Pharmaceuticals – 5.1% – continued

Omeros Corp. *	16,890	$255

OncoMed Pharmaceuticals, Inc. *	9,574	88

Osiris Therapeutics, Inc. *	2,778	13

Otonomy, Inc. *	8,028	98

Pacira Pharmaceuticals, Inc. *	6,339	289

Paratek Pharmaceuticals, Inc. *	12,963	250

PDL BioPharma, Inc.	1,642	4

Pfenex, Inc. *	2,348	14

Phibro Animal Health Corp., Class A	10,305	290

Prestige Brands Holdings, Inc. *	13,212	734

Progenics Pharmaceuticals, Inc. *	2,300	22

ProQR Therapeutics N.V. *	154	1

Proteostasis Therapeutics, Inc. *	6,937	54

Prothena Corp. PLC *	1,535	86

PTC Therapeutics, Inc. *	263	3

Recro Pharma, Inc. *	2,148	19

Retrophin, Inc. *	7,840	145

Revance Therapeutics, Inc. *	12,245	255

Sangamo Therapeutics, Inc. *	22,192	115

Sarepta Therapeutics, Inc. *	3,697	109

SciClone Pharmaceuticals, Inc. *	19,230	188

Sorrento Therapeutics, Inc. *	20,852	82

Spark Therapeutics, Inc. *	2,350	125

Spectrum Pharmaceuticals, Inc. *	2,668	17

Stemline Therapeutics, Inc. *	277	2

Sucampo Pharmaceuticals, Inc., Class A *	11,658	128

Supernus Pharmaceuticals, Inc. *	6,733	211

TESARO, Inc. *	4,257	655

TG Therapeutics, Inc. *	1,109	13

TherapeuticsMD, Inc. *	8,274	60

Theravance Biopharma, Inc. *	6,231	229

USANA Health Sciences, Inc. *	6,918	398

Vanda Pharmaceuticals, Inc. *	18,465	259

Versartis, Inc. *	16,936	362

Vital Therapies, Inc. *	560	2

WaVe Life Sciences Ltd. *	5,816	160

XBiotech, Inc. *	7,141	118

Xencor, Inc. *	9,499	227

ZIOPHARM Oncology, Inc. *	1,709	11

Zogenix, Inc. *	6,503	71
		25,263

Chemicals – 2.2%

A. Schulman, Inc.	10,141	319

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Chemicals – 2.2% – continued

American Vanguard Corp.	4,161	$69

Balchem Corp.	8,336	687

Calgon Carbon Corp.	17,012	248

Chemtura Corp. *	26,333	880

CSW Industrials, Inc. *	3,468	127

Ferro Corp. *	16,332	248

FutureFuel Corp.	14,079	200

H.B. Fuller Co.	13,719	707

Hawkins, Inc.	5,910	290

Innophos Holdings, Inc.	6,537	353

Innospec, Inc.	6,265	406

KMG Chemicals, Inc.	5,322	245

Koppers Holdings, Inc. *	11,807	500

Kraton Corp. *	8,863	274

Kronos Worldwide, Inc.	700	11

Landec Corp. *	3,060	37

LSB Industries, Inc. *(1)	19	–

Lydall, Inc. *	2,958	159

Materion Corp.	8,703	292

Minerals Technologies, Inc.	7,837	600

Oil-Dri Corp. of America	3,364	125

Olin Corp.	12,345	406

OMNOVA Solutions, Inc. *	1,808	18

Platform Specialty Products Corp. *	35,914	468

PolyOne Corp.	6,114	208

Quaker Chemical Corp.	4,440	585

Sensient Technologies Corp.	12,738	1,010

Stepan Co.	4,331	341

Synalloy Corp. *	100	1

Trinseo S.A.	2,348	158

Univar, Inc. *	5,822	178

WD-40 Co.	6,233	679
		10,829

Commercial Services – 3.0%

ABM Industries, Inc.	15,120	659

Advisory Board (The) Co. *	8,820	413

AMN Healthcare Services, Inc. *	11,775	478

ARC Document Solutions, Inc. *	2,698	9

Ascent Capital Group, Inc., Class A *	127	2

Barrett Business Services, Inc.	4,010	219

Brady Corp., Class A	12,903	499

Brink’s (The) Co.	14,428	771

CBIZ, Inc. *	20,426	277

CDI Corp. *	902	8

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Commercial Services – 3.0% – continued

CEB, Inc.	9,018	$709

Cimpress N.V. *	8,147	702

Collectors Universe, Inc.	10,269	268

Computer Task Group, Inc.	1,325	7

CorVel Corp. *	7,373	321

CRA International, Inc.	9,921	350

Cross Country Healthcare, Inc. *	14,939	215

Deluxe Corp.	13,507	975

Ennis, Inc.	5,137	87

Franklin Covey Co. *	1,057	21

FTI Consulting, Inc. *	11,280	464

GP Strategies Corp. *	8,860	224

Hackett Group (The), Inc.	10,752	210

Healthcare Services Group, Inc.	19,258	830

HMS Holdings Corp. *	21,045	428

Huron Consulting Group, Inc. *	5,347	225

Information Services Group, Inc. *	10,669	34

Innodata, Inc. *	1,821	4

Insperity, Inc.	7,088	628

Intersections, Inc. *(1)	38	–

Kelly Services, Inc., Class A	5,412	118

Kforce, Inc.	12,652	300

Korn/Ferry International	13,721	432

LSC Communications, Inc.	888	22

National Research Corp., Class A	7,491	148

Navigant Consulting, Inc. *	14,697	336

On Assignment, Inc. *	13,993	679

Quad/Graphics, Inc.	5,306	134

R.R. Donnelley & Sons Co.	2,268	27

Resources Connection, Inc.	8,470	142

RPX Corp. *	11,222	135

Sotheby’s *	14,559	662

SP Plus Corp. *	4,877	165

TriNet Group, Inc. *	4,898	142

TrueBlue, Inc. *	10,661	292

UniFirst Corp.	4,074	576

Vectrus, Inc. *	7,856	176

Viad Corp.	4,911	222

Volt Information Sciences, Inc. *	2,757	19

Where Food Comes From, Inc. *	1,100	2
		14,766

Construction Materials – 1.1%

Advanced Drainage Systems, Inc.	9,081	199

Apogee Enterprises, Inc.	7,570	451

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Construction Materials – 1.1% – continued

Boise Cascade Co. *	10,814	$289

Continental Building Products, Inc. *	5,204	127

Deltic Timber Corp.	3,919	306

Headwaters, Inc. *	20,227	475

Louisiana-Pacific Corp. *	38,707	961

Patrick Industries, Inc. *	5,204	369

Ply Gem Holdings, Inc. *	7,958	157

Summit Materials, Inc., Class A *	17,120	423

Tecnoglass, Inc.	6,224	67

Trex Co., Inc. *	7,570	525

United States Lime & Minerals, Inc.	4,175	330

Universal Forest Products, Inc.	5,368	529

US Concrete, Inc. *	3,468	224
		5,432

Consumer Products – 2.1%

Adecoagro S.A. *	25,185	289

Alico, Inc.	1,246	33

B&G Foods, Inc.	13,012	524

Boston Beer (The) Co., Inc., Class A *	1,899	275

Bridgford Foods Corp. *	366	4

Cal-Maine Foods, Inc.	6,239	230

Central Garden & Pet Co. *	200	7

Central Garden & Pet Co., Class A *	4,202	146

Clearwater Paper Corp. *	3,453	193

Coca-Cola Bottling Co. Consolidated	1,681	346

Craft Brew Alliance, Inc. *	7,661	102

Darling Ingredients, Inc. *	28,213	410

Dean Foods Co.	16,345	321

Farmer Brothers Co. *	7,053	249

Fresh Del Monte Produce, Inc.	6,937	411

Helen of Troy Ltd. *	7,474	704

HRG Group, Inc. *	13,202	255

Inter Parfums, Inc.	5,219	191

J&J Snack Foods Corp.	4,296	582

John B. Sanfilippo & Son, Inc.	2,450	179

Lancaster Colony Corp.	4,115	530

Lifeway Foods, Inc. *	296	3

National Beverage Corp.	16,369	1,384

Orchids Paper Products Co.	496	12

Revlon, Inc., Class A *	496	14

Sanderson Farms, Inc.	6,203	644

Seaboard Corp.	76	317

Seneca Foods Corp., Class A *	302	11

Snyder’s-Lance, Inc.	14,525	586

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Consumer Products – 2.1% – continued

Tejon Ranch Co. *	2,998	$66

Tootsie Roll Industries, Inc.	12,578	470

United-Guardian, Inc.	502	7

Universal Corp.	3,832	271

Vector Group Ltd.	18,665	388
		10,154

Consumer Services – 0.9%

Aaron’s, Inc.	17,029	507

American Public Education, Inc. *	5,825	133

Bridgepoint Education, Inc. *	399	4

Bright Horizons Family Solutions, Inc. *	5,408	392

Capella Education Co.	3,373	287

DeVry Education Group, Inc.	16,707	592

Grand Canyon Education, Inc. *	12,213	875

K12, Inc. *	9,153	175

Matthews International Corp., Class A	8,901	602

Medifast, Inc.	496	22

Nutrisystem, Inc.	10,101	561

Regis Corp. *	9,731	114

Rent-A-Center, Inc.	551	5

Strayer Education, Inc.	4,080	328
		4,597

Containers & Packaging – 0.4%

Berry Plastics Group, Inc. *	3,073	149

Greif, Inc., Class A	8,266	455

KapStone Paper and Packaging Corp.	23,184	536

Multi-Color Corp.	3,343	237

Myers Industries, Inc.	3,737	59

Tredegar Corp.	13,705	241

UFP Technologies, Inc. *	5,408	140
		1,817

Design, Manufacturing & Distribution – 0.8%

Benchmark Electronics, Inc. *	12,248	389

CTS Corp.	7,354	157

Fabrinet *	8,774	369

Plexus Corp. *	8,218	475

Sanmina Corp. *	19,446	789

SYNNEX Corp.	7,127	798

Tech Data Corp. *	9,071	852

Transcat, Inc. *	83	1
		3,830

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Distributors – Consumer Staples – 0.3%

Andersons (The), Inc.	4,534	$172

Calavo Growers, Inc.	3,985	242

Core-Mark Holding Co., Inc.	11,959	373

United Natural Foods, Inc. *	10,419	450
		1,237

Distributors – Discretionary – 0.6%

Bassett Furniture Industries, Inc.	6,835	184

ePlus, Inc. *	4,206	568

Essendant, Inc.	10,703	162

FTD Cos., Inc. *	8,137	164

G-III Apparel Group Ltd. *	8,774	192

Insight Enterprises, Inc. *	11,802	485

PC Connection, Inc.	8,862	264

PCM, Inc. *	1,077	30

ScanSource, Inc. *	8,177	321

Systemax, Inc.	7,261	81

Veritiv Corp. *	2,958	153

Wayside Technology Group, Inc.	6,140	114
		2,718

Electrical Equipment – 2.1%

AAON, Inc.	24,184	855

Argan, Inc.	4,329	286

Babcock & Wilcox Enterprises, Inc. *	14,588	136

Badger Meter, Inc.	10,326	379

Bel Fuse, Inc., Class B	11,025	282

Belden, Inc.	10,288	712

Chase Corp.	465	44

Cognex Corp.	21,145	1,775

CompX International, Inc. (1)	1	–

CyberOptics Corp. *	2,446	63

ESCO Technologies, Inc.	7,101	413

Espey Manufacturing & Electronics Corp.	7,382	170

FARO Technologies, Inc. *	4,934	176

Generac Holdings, Inc. *	18,679	696

General Cable Corp.	9,285	167

Houston Wire & Cable Co.	1,963	13

Itron, Inc. *	11,153	677

Kimball Electronics, Inc. *	2,702	46

Landauer, Inc.	5,102	249

Littelfuse, Inc.	5,605	896

LSI Industries, Inc.	447	5

Mesa Laboratories, Inc.	1,817	223

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Electrical Equipment – 2.1% – continued

MOCON, Inc.	6,204	$135

NL Industries, Inc. *	1,344	9

Novanta, Inc. *	13,669	363

OSI Systems, Inc. *	7,060	515

Powell Industries, Inc.	5,984	206

Preformed Line Products Co.	2,103	110

SPX Corp. *	14,182	344

Stoneridge, Inc. *	1,087	20

Watts Water Technologies, Inc., Class A	7,695	480
		10,445

Engineering & Construction Services – 1.4%

Comfort Systems USA, Inc.	7,476	274

Dycom Industries, Inc. *	9,171	852

EMCOR Group, Inc.	16,963	1,068

EnerNOC, Inc. *	833	5

Exponent, Inc.	15,047	896

Granite Construction, Inc.	10,684	536

Great Lakes Dredge & Dock Corp. *	4,140	17

IES Holdings, Inc. *	1,454	26

Installed Building Products, Inc. *	6,835	361

Kratos Defense & Security Solutions, Inc. *	382	3

MasTec, Inc. *	17,928	718

Mistras Group, Inc. *	5,612	120

MYR Group, Inc. *	7,305	300

NV5 Global, Inc. *	4,183	157

Orion Group Holdings, Inc. *(1)	17	–

Primoris Services Corp.	7,754	180

Team, Inc. *	9,294	251

TopBuild Corp. *	10,101	475

TRC Cos., Inc. *	1,911	33

Tutor Perini Corp. *	10,101	321

VSE Corp.	6,436	263

Willbros Group, Inc. *	4,999	14
		6,870

Forest & Paper Products – 0.4%

Domtar Corp.	12,678	463

Mercer International, Inc.	9,999	117

Neenah Paper, Inc.	6,792	507

P.H. Glatfelter Co.	9,776	213

Resolute Forest Products, Inc. *	22,838	125

Schweitzer-Mauduit International, Inc.	9,957	412
		1,837

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Gaming, Lodging & Restaurants – 2.9%

Belmond Ltd., Class A *	25,542	$309

Biglari Holdings, Inc. *	557	241

BJ’s Restaurants, Inc. *	5,761	233

Bloomin’ Brands, Inc.	30,608	604

Bob Evans Farms, Inc.	4,686	304

Bojangles’,Inc. *	10,305	211

Boyd Gaming Corp. *	20,923	461

Brinker International, Inc.	1,599	70

Buffalo Wild Wings, Inc. *	4,949	756

Carrols Restaurant Group, Inc. *	10,957	155

Cheesecake Factory (The), Inc.	12,831	813

Choice Hotels International, Inc.	2,935	184

Churchill Downs, Inc.	3,422	544

Chuy’s Holdings, Inc. *	5,918	176

Cracker Barrel Old Country Store, Inc.	4,959	790

Dave & Buster’s Entertainment, Inc. *	6,429	393

Denny’s Corp. *	24,060	298

DineEquity, Inc.	4,401	239

El Pollo Loco Holdings, Inc. *	115	1

Famous Dave’s of America, Inc. *	144	1

Fiesta Restaurant Group, Inc. *	6,229	151

Flanigan’s Enterprises, Inc.	3,154	76

Golden Entertainment, Inc.	1,631	22

ILG, Inc.	7,206	151

Isle of Capri Casinos, Inc. *	9,990	263

Jack in the Box, Inc.	14,662	1,491

Kona Grill, Inc. *	5,270	33

La Quinta Holdings, Inc. *	24,590	332

Luby’s, Inc. *	1,382	4

Marriott Vacations Worldwide Corp.	6,164	616

Monarch Casino & Resort, Inc. *	921	27

Nathan’s Famous, Inc. *	1,632	102

Papa John’s International, Inc.	13,818	1,106

Penn National Gaming, Inc. *	11,222	207

Pinnacle Entertainment, Inc. *	12,964	253

Red Lion Hotels Corp. *	1,215	9

Red Robin Gourmet Burgers, Inc. *	6,429	376

Ruby Tuesday, Inc. *	500	1

Ruth’s Hospitality Group, Inc.	9,938	199

Scientific Games Corp., Class A *	9,078	215

Shake Shack, Inc., Class A *	246	8

Sonic Corp.	12,493	317

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Gaming, Lodging & Restaurants – 2.9% – continued

Texas Roadhouse, Inc.	18,330	$816

Wendy’s (The) Co.	37,514	511

Zoe’s Kitchen, Inc. *	5,104	94
		14,163

Hardware – 2.4%

3D Systems Corp. *	17,038	255

ADTRAN, Inc.	10,009	208

AVX Corp.	11,324	185

Brocade Communications Systems, Inc.	10,076	126

CalAmp Corp. *	8,978	151

Ciena Corp. *	30,612	723

Clearfield, Inc. *	4,895	81

Communications Systems, Inc.	134	1

Comtech Telecommunications Corp.	3,541	52

Cray, Inc. *	4,202	92

Daktronics, Inc.	10,826	102

Diebold Nixdorf, Inc.	16,019	492

Digimarc Corp. *	4,025	109

Eastman Kodak Co. *	13,672	157

Electronics For Imaging, Inc. *	10,244	500

Extreme Networks, Inc. *	5,837	44

Finisar Corp. *	25,789	705

Gigamon, Inc. *	6,835	243

GoPro, Inc., Class A *	22,165	193

Harmonic, Inc. *	7,612	45

Immersion Corp. *	8,477	73

Infinera Corp. *	21,161	216

InterDigital, Inc.	8,961	773

Ixia *	15,534	305

Knowles Corp. *	21,530	408

Kopin Corp. *	7,355	30

KVH Industries, Inc. *	6,522	55

Lumentum Holdings, Inc. *	11,530	615

Mercury Systems, Inc. *	9,183	359

MRV Communications, Inc. *	285	3

NETGEAR, Inc. *	8,025	398

NetScout Systems, Inc. *	22,829	866

Nimble Storage, Inc. *	683	9

Numerex Corp., Class A *	1,677	8

PAR Technology Corp. *	3,828	27

PC-Tel, Inc.	1,366	10

Plantronics, Inc.	7,544	408

RELM Wireless Corp.	1,835	9

Sonus Networks, Inc. *	478	3

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Hardware – 2.4% – continued

Stratasys Ltd. *	5,955	$122

Super Micro Computer, Inc. *	9,544	242

TransAct Technologies, Inc.	376	3

TTM Technologies, Inc. *	2,151	35

Ubiquiti Networks, Inc. *	5,275	265

Universal Electronics, Inc. *	4,154	285

UTStarcom Holdings Corp. *(1)	1	–

VeriFone Systems, Inc. *	307	6

ViaSat, Inc. *	10,622	678

Viavi Solutions, Inc. *	57,954	621

Vishay Precision Group, Inc. *	7,525	119

Vocera Communications, Inc. *	16,122	400

VOXX International Corp. *	1,569	8
		11,823

Health Care Facilities & Services – 2.7%

Addus HomeCare Corp. *	6,432	206

Air Methods Corp. *	8,424	362

Alliance HealthCare Services, Inc. *	6,730	69

Almost Family, Inc. *	4,928	240

Amedisys, Inc. *	10,339	528

BioScrip, Inc. *	399	1

Capital Senior Living Corp. *	7,854	110

Charles River Laboratories International, Inc. *	9,590	863

Chemed Corp.	7,098	1,297

Civitas Solutions, Inc. *	9,999	183

Digirad Corp.	2,007	11

Ensign Group (The), Inc.	13,972	263

Envision Healthcare Corp. *	11,548	708

Genesis Healthcare, Inc. *	12,716	34

Hanger, Inc. *	1,281	17

HealthEquity, Inc. *	9,029	383

HealthSouth Corp.	22,902	980

INC Research Holdings, Inc., Class A *	10,175	467

Independence Holding Co.	925	17

Kindred Healthcare, Inc.	1,096	9

LHC Group, Inc. *	3,255	175

LifePoint Health, Inc. *	5,776	378

Magellan Health, Inc. *	7,108	491

MedCath Corp. *(2)	7,953	–

Molina Healthcare, Inc. *	9,835	448

National HealthCare Corp.	3,438	245

NeoGenomics, Inc. *	24,488	193

Owens & Minor, Inc.	15,692	543

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Health Care Facilities & Services – 2.7% – continued

PAREXEL International Corp. *	13,754	$868

PharMerica Corp. *	11,875	278

PRA Health Sciences, Inc. *	5,306	346

Premier, Inc., Class A *	4,500	143

Providence Service (The) Corp. *	5,421	241

Select Medical Holdings Corp. *	26,217	350

Teladoc, Inc. *	13,366	334

Tenet Healthcare Corp. *	17,635	312

Tivity Health, Inc. *	15,040	438

Triple-S Management Corp., Class B *	8,302	146

U.S. Physical Therapy, Inc.	6,594	431

UnitedHealth Group, Inc.	1,456	239

Universal American Corp. *	3,568	36
		13,383

Home & Office Products – 1.8%

ACCO Brands Corp. *	29,784	392

American Woodmark Corp. *	3,852	354

AV Homes, Inc. *	4,574	75

Beazer Homes USA, Inc. *	3,333	40

CalAtlantic Group, Inc.	15,141	567

Cavco Industries, Inc. *	2,793	325

Century Communities, Inc. *	10,305	262

CSS Industries, Inc.	8,351	217

Flexsteel Industries, Inc.	5,444	274

Griffon Corp.	7,299	180

Herman Miller, Inc.	16,043	506

HNI Corp.	11,914	549

Hooker Furniture Corp.	5,456	169

Hovnanian Enterprises, Inc., Class A *	203	1

Interface, Inc.	17,868	340

iRobot Corp. *	7,816	517

KB Home	22,486	447

Kimball International, Inc., Class B	3,771	62

Knoll, Inc.	13,176	314

La-Z-Boy, Inc.	13,368	361

LGI Homes, Inc. *	3,775	128

Libbey, Inc.	7,020	102

Lifetime Brands, Inc.	5,879	118

M/I Homes, Inc. *	5,586	137

Masonite International Corp. *	8,162	647

MDC Holdings, Inc.	12,802	385

Meritage Homes Corp. *	10,362	381

NACCO Industries, Inc., Class A	1,522	106

Nobility Homes, Inc.	876	14

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Home & Office Products – 1.8% – continued

PGT Innovations, Inc. *	612	$7

Quanex Building Products Corp.	10,272	208

St. Joe (The) Co. *	13,500	230

Steelcase, Inc., Class A	18,456	309

Taylor Morrison Home Corp., Class A *	6,937	148

Virco Manufacturing Corp. *	1,776	7

William Lyon Homes, Class A *	9,183	189
		9,068

Industrial Services – 0.7%

Applied Industrial Technologies, Inc.	10,959	678

CAI International, Inc. *	2,308	37

DXP Enterprises, Inc. *	1,970	75

H&E Equipment Services, Inc.	3,555	87

Kaman Corp.	7,379	355

McGrath RentCorp	8,409	282

Neff Corp., Class A *	11,018	214

Pool Corp.	11,457	1,367

Textainer Group Holdings Ltd. (1)	17	–

Titan Machinery, Inc. *	800	12

Triton International Ltd.	3,109	80

Wesco Aircraft Holdings, Inc. *	16,732	191

WESCO International, Inc. *	1,632	114
		3,492

Institutional Financial Services – 0.6%

BGC Partners, Inc., Class A	30,970	352

Cowen Group, Inc., Class A *	2,347	35

Evercore Partners, Inc., Class A	8,150	635

FBR & Co.	8,399	152

Greenhill & Co., Inc.	3,373	99

INTL. FCStone, Inc. *	4,332	164

Investment Technology Group, Inc.	10,176	206

Moelis & Co., Class A	2,552	98

Piper Jaffray Cos.	5,572	356

PJT Partners, Inc., Class A	4,895	172

Stifel Financial Corp. *	16,069	806
		3,075

Insurance – 2.8%

Ambac Financial Group, Inc. *	9,817	185

American Equity Investment Life Holding Co.	19,404	458

AMERISAFE, Inc.	3,727	242

Argo Group International Holdings Ltd.	9,099	617

Aspen Insurance Holdings Ltd.	2,156	112

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Insurance – 2.8% – continued

Atlantic American Corp.	7,201	$29

Baldwin & Lyons, Inc., Class B	3,423	84

Citizens, Inc. *	6,303	47

CNO Financial Group, Inc.	70,115	1,437

Crawford & Co., Class B	16,357	164

Donegal Group, Inc., Class A	1,673	29

eHealth, Inc. *	6,132	74

EMC Insurance Group, Inc.	8,674	243

Employers Holdings, Inc.	6,774	257

Enstar Group Ltd. *	2,154	412

FBL Financial Group, Inc., Class A	4,818	315

First Acceptance Corp. *	2,414	3

GAINSCO, Inc.	714	10

Genworth Financial, Inc., Class A *	118,353	488

Global Indemnity Ltd. *	501	19

Greenlight Capital Re Ltd., Class A *	9,858	218

Hallmark Financial Services, Inc. *	11,214	124

Hanover Insurance Group (The), Inc.	10,116	911

Horace Mann Educators Corp.	8,185	336

Infinity Property & Casualty Corp.	2,646	253

James River Group Holdings Ltd.	3,264	140

Kansas City Life Insurance Co.	2,015	92

Kemper Corp.	10,049	401

Maiden Holdings Ltd.	20,641	289

MBIA, Inc. *	35,608	302

Mercury General Corp.	3,263	199

National General Holdings Corp.	11,734	279

National Western Life Group, Inc., Class A	1,137	346

Navigators Group (The), Inc.	6,090	331

OneBeacon Insurance Group Ltd., Class A	14,240	228

Primerica, Inc.	11,484	944

Radian Group, Inc.	43,191	776

RLI Corp.	12,032	722

Safety Insurance Group, Inc.	4,470	313

Selective Insurance Group, Inc.	13,570	640

State Auto Financial Corp.	5,204	143

Third Point Reinsurance Ltd. *	22,650	274

Unico American Corp. *	114	1

United Fire Group, Inc.	5,026	215

Universal Insurance Holdings, Inc.	8,807	216
		13,918

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Iron & Steel – 1.1%

AK Steel Holding Corp. *	45,963	$331

Allegheny Technologies, Inc.	29,791	535

Carpenter Technology Corp.	12,753	476

Cliffs Natural Resources, Inc. *	49,075	403

Commercial Metals Co.	31,480	602

Haynes International, Inc.	6,306	240

Northwest Pipe Co. *	15,619	245

Olympic Steel, Inc.	772	14

Ryerson Holding Corp. *	7,651	97

Shiloh Industries, Inc. *	12,664	173

TimkenSteel Corp. *	5,005	95

United States Steel Corp.	32,480	1,098

Universal Stainless & Alloy Products, Inc. *	1,435	24

Worthington Industries, Inc.	19,648	886
		5,219

Leisure Products – 0.7%

Callaway Golf Co.	22,685	251

Johnson Outdoors, Inc., Class A	8,453	309

LCI Industries	9,030	901

Malibu Boats, Inc., Class A *	1,939	44

Marine Products Corp.	2,425	26

Nautilus, Inc. *	7,175	131

Thor Industries, Inc.	10,614	1,020

Vista Outdoor, Inc. *	9,897	204

Winnebago Industries, Inc.	11,514	337
		3,223

Machinery – 2.6%

Actuant Corp., Class A	15,276	402

Alamo Group, Inc.	2,995	228

Altra Industrial Motion Corp.	6,913	269

Astec Industries, Inc.	5,482	337

Briggs & Stratton Corp.	12,240	275

CIRCOR International, Inc.	4,896	291

ClearSign Combustion Corp. *	483	2

Columbus McKinnon Corp.	13,191	327

Curtiss-Wright Corp.	11,940	1,090

CVD Equipment Corp. *	1,710	18

Douglas Dynamics, Inc.	4,895	150

Federal Signal Corp.	13,977	193

Franklin Electric Co., Inc.	12,874	554

Gorman-Rupp (The) Co.	11,465	360

Graham Corp.	2,530	58

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Machinery – 2.6% – continued

Hardinge, Inc.	8,168	$92

Hillenbrand, Inc.	17,052	611

Hollysys Automation Technologies Ltd.	14,649	248

Hurco Cos., Inc.	1,222	38

Hyster-Yale Materials Handling, Inc.	2,522	142

John Bean Technologies Corp.	7,897	694

Joy Global, Inc.	24,923	704

Kadant, Inc.	3,263	194

Kennametal, Inc.	21,325	837

Key Technology, Inc. *	4,653	62

Lindsay Corp.	2,595	229

Manitowoc (The) Co., Inc. *	40,097	228

MSA Safety, Inc.	6,856	485

MTS Systems Corp.	4,589	253

Mueller Water Products, Inc., Class A	43,485	514

Raven Industries, Inc.	11,630	338

Rexnord Corp. *	27,521	635

SPX FLOW, Inc. *	11,120	386

Standex International Corp.	6,671	668

Sun Hydraulics Corp.	8,031	290

Taylor Devices, Inc. *	1,645	23

Tennant Co.	5,177	376

Titan International, Inc.	1,105	11

Twin Disc, Inc. *	659	14

Welbilt, Inc. *	4,467	88
		12,714

Manufactured Goods – 1.2%

Aegion Corp. *	14,908	342

AZZ, Inc.	5,571	332

Barnes Group, Inc.	11,964	614

Chart Industries, Inc. *	11,216	392

Core Molding Technologies, Inc. *	4,285	76

Eastern (The) Co.	3,744	80

EnPro Industries, Inc.	4,253	303

Gibraltar Industries, Inc. *	8,615	355

Global Brass & Copper Holdings, Inc.	4,183	144

Handy & Harman Ltd. *	2,249	61

Insteel Industries, Inc.	6,754	244

LB Foster Co., Class A	1,534	19

Mueller Industries, Inc.	15,316	524

NCI Building Systems, Inc. *	5,410	93

Omega Flex, Inc.	2,743	131

Park-Ohio Holdings Corp.	3,877	139

Proto Labs, Inc. *	6,208	317

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Manufactured Goods – 1.2% – continued

RBC Bearings, Inc. *	6,300	$612

Rogers Corp. *	3,582	308

Simpson Manufacturing Co., Inc.	11,441	493

TriMas Corp. *	13,351	277
		5,856

Media – 2.4%

Autobytel, Inc. *	9,057	113

Bankrate, Inc. *	8,876	86

Blucora, Inc. *	10,130	175

Daily Journal Corp. *	429	92

Entercom Communications Corp., Class A	6,251	89

Eros International PLC *	4,391	45

EW Scripps (The) Co., Class A *	7,754	182

Gannett Co., Inc.	29,689	249

Global Sources Ltd. *	13,745	113

GoDaddy, Inc., Class A *	2,500	95

Gray Television, Inc. *	13,672	198

Groupon, Inc. *	88,357	347

GrubHub, Inc. *	18,671	614

HealthStream, Inc. *	4,992	121

Houghton Mifflin Harcourt Co. *	12,443	126

IMAX Corp. *	15,713	534

Liberty TripAdvisor Holdings, Inc., Class A *	9,890	139

Marchex, Inc., Class B *	179	1

MDC Partners, Inc., Class A	500	5

Meredith Corp.	9,627	622

MSG Networks, Inc., Class A *	17,651	412

National CineMedia, Inc.	18,161	229

New Media Investment Group, Inc.	13,940	198

New York Times (The) Co., Class A	28,677	413

Nexstar Media Group, Inc.	8,848	621

Quotient Technology, Inc. *	8,774	84

Reis, Inc.	6,013	108

RetailMeNot, Inc. *(1)	19	–

Rubicon Project (The), Inc. *	8,422	50

Saga Communications, Inc., Class A	3,292	168

Scholastic Corp.	3,800	162

Shutterfly, Inc. *	6,741	326

Shutterstock, Inc. *	4,372	181

Sinclair Broadcast Group, Inc., Class A	17,572	712

Stamps.com, Inc. *	8,354	989

Time, Inc.	28,671	555

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Media – 2.4% – continued

TiVo Corp.	21,717	$407

Travelzoo, Inc. *	10,082	97

tronc, Inc. *	4,700	65

Tucows, Inc., Class A *	3,264	167

Web.com Group, Inc. *	13,270	256

WebMD Health Corp. *	8,649	456

Wix.com Ltd. *	4,183	284

World Wrestling Entertainment, Inc., Class A	7,657	170

XO Group, Inc. *	13,102	225

Yelp, Inc. *	16,093	527
		11,808

Medical Equipment & Devices – 4.2%

Abaxis, Inc.	6,139	298

ABIOMED, Inc. *	8,090	1,013

Accelerate Diagnostics, Inc. *	2,452	59

Accuray, Inc. *	9,267	44

Analogic Corp.	3,058	232

AngioDynamics, Inc. *	9,969	173

AtriCure, Inc. *	13,794	264

Atrion Corp.	776	363

BioTelemetry, Inc. *	8,364	242

Bovie Medical Corp. *	9,879	26

Bruker Corp.	28,695	669

Cardiovascular Systems, Inc. *	12,789	362

Catalent, Inc. *	20,956	593

Cerus Corp. *	9,081	40

ConforMIS, Inc. *	279	1

CONMED Corp.	5,332	237

CryoLife, Inc. *	10,035	167

Cutera, Inc. *	11,881	246

Daxor Corp.	559	4

Endologix, Inc. *	13,273	96

Entellus Medical, Inc. *	6,429	89

Exact Sciences Corp. *	24,067	568

Exactech, Inc. *	7,363	186

Fluidigm Corp. *	11,841	67

FONAR Corp. *	6,835	120

Foundation Medicine, Inc. *	5,816	188

GenMark Diagnostics, Inc. *	15,305	196

Genomic Health, Inc. *	2,616	82

Glaukos Corp. *	7,549	387

Globus Medical, Inc., Class A *	17,210	510

Haemonetics Corp. *	13,497	548

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Medical Equipment & Devices – 4.2% – continued

Halyard Health, Inc. *	11,530	$439

Harvard Bioscience, Inc. *	2,283	6

Hill-Rom Holdings, Inc.	14,612	1,032

ICU Medical, Inc. *	3,133	478

Inogen, Inc. *	4,183	324

Insulet Corp. *	10,886	469

Integer Holdings Corp. *	5,139	207

Integra LifeSciences Holdings Corp. *	14,314	603

Invacare Corp.	7,654	91

IRIDEX Corp. *	100	1

K2M Group Holdings, Inc. *	13,978	287

LeMaitre Vascular, Inc.	13,508	333

LivaNova PLC *	10,444	512

Luminex Corp.	12,122	223

Masimo Corp. *	12,542	1,170

Meridian Bioscience, Inc.	8,829	122

Merit Medical Systems, Inc. *	14,591	422

MiMedx Group, Inc. *	27,548	263

Misonix, Inc. *	6,664	78

Myriad Genetics, Inc. *	800	15

NanoString Technologies, Inc. *	13,774	274

Natus Medical, Inc. *	10,636	417

Neogen Corp. *	9,288	609

NuVasive, Inc. *	12,027	898

Nuvectra Corp. *	1,747	12

NxStage Medical, Inc. *	11,038	296

OraSure Technologies, Inc. *	13,630	176

Orthofix International N.V. *	4,924	188

Pacific Biosciences of California, Inc. *	1,636	8

Penumbra, Inc. *	2,999	250

Quidel Corp. *	6,755	153

Repligen Corp. *	9,974	351

Rockwell Medical, Inc. *	1,212	8

RTI Surgical, Inc. *	4,148	17

SeaSpine Holdings Corp. *	846	7

Span-America Medical Systems, Inc.	2,534	54

Sparton Corp. *	863	18

Spectranetics (The) Corp. *	12,286	358

Surmodics, Inc. *	5,925	142

T2 Biosystems, Inc. *	289	2

Utah Medical Products, Inc.	2,467	154

Wright Medical Group N.V. *	25,394	790

Zeltiq Aesthetics, Inc. *	7,856	437
		20,764

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Metals & Mining – 0.7%

A-Mark Precious Metals, Inc.	6,835	$117

Century Aluminum Co. *	18,161	231

Coeur Mining, Inc. *	35,137	284

Encore Wire Corp.	6,083	280

Ferroglobe PLC	9,616	99

Ferroglobe Representation & Warranty Insurance Trust *(2)	9,916	–

Harsco Corp. *	13,553	173

Hecla Mining Co.	90,554	479

Kaiser Aluminum Corp.	3,795	303

McEwen Mining, Inc.	81,316	247

Stillwater Mining Co. *	32,854	567

US Silica Holdings, Inc.	12,143	583
		3,363

Oil, Gas & Coal – 2.9%

Adams Resources & Energy, Inc.	5,247	196

Alon USA Energy, Inc.	6,294	77

Archrock, Inc.	7,810	97

Atwood Oceanics, Inc. *	9,744	93

Bristow Group, Inc.	6,628	101

California Resources Corp. *	263	4

Callon Petroleum Co. *	6,892	91

CARBO Ceramics, Inc. *	154	2

Carrizo Oil & Gas, Inc. *	8,583	246

Clayton Williams Energy, Inc. *	1,748	231

Clean Energy Fuels Corp. *	1,396	4

Cloud Peak Energy, Inc. *	8,288	38

Cobalt International Energy, Inc. *	1,160	1

CONSOL Energy, Inc. *	44,895	753

Contango Oil & Gas Co. *	100	1

Dawson Geophysical Co. *	481	3

Delek US Holdings, Inc.	17,398	422

Denbury Resources, Inc. *	45,607	118

Dril-Quip, Inc. *	5,000	273

EnLink Midstream LLC	3,607	70

Era Group, Inc. *	416	5

Evolution Petroleum Corp.	7,887	63

Exterran Corp. *	3,904	123

Flotek Industries, Inc. *	14,835	190

Forum Energy Technologies, Inc. *	8,232	170

Geospace Technologies Corp. *	397	6

Gran Tierra Energy, Inc. *	333	1

Gulf Island Fabrication, Inc.	557	6

Gulfmark Offshore, Inc., Class A *(1)	300	–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Oil, Gas & Coal – 2.9% – continued

Hallador Energy Co.	23,975	$192

Helix Energy Solutions Group, Inc. *	25,473	198

Independence Contract Drilling, Inc. *	1,450	8

Isramco, Inc. *	1,670	196

Laredo Petroleum, Inc. *	19,896	290

Matador Resources Co. *	7,966	189

Matrix Service Co. *	4,606	76

McDermott International, Inc. *	64,529	436

MRC Global, Inc. *	27,854	511

Murphy USA, Inc. *	7,141	524

Natural Gas Services Group, Inc. *	5,318	139

Newpark Resources, Inc. *	15,027	122

NOW, Inc. *	28,977	491

Oasis Petroleum, Inc. *	32,991	470

Oceaneering International, Inc.	17,400	471

Oil States International, Inc. *	8,774	291

Panhandle Oil and Gas, Inc., Class A	15,540	298

Par Pacific Holdings, Inc. *	2,246	37

Patterson-UTI Energy, Inc.	14,690	356

PBF Energy, Inc., Class A	12,549	278

PDC Energy, Inc. *	7,491	467

Peabody Energy Corp. *(1)	1	–

PHI, Inc. (Non Voting) *	3,556	43

PrimeEnergy Corp. *	1,272	63

Rice Energy, Inc. *	8,672	206

Ring Energy, Inc. *	5,408	58

Rowan Cos. PLC, ClassA *	24,077	375

RSP Permian, Inc. *	11,951	495

SEACOR Holdings, Inc. *	5,525	382

Seadrill Ltd. *	5,232	9

SemGroup Corp., Class A	5,181	186

SM Energy Co.	12,359	297

SRC Energy, Inc. *	8,785	74

Tesco Corp. *	9,646	78

Thermon Group Holdings, Inc. *	9,647	201

Tidewater, Inc. *(1)	200	–

Unit Corp. *	12,549	303

Western Refining, Inc.	19,716	691

Westmoreland Coal Co. *	609	9

World Fuel Services Corp.	16,457	597

WPX Energy, Inc. *	45,198	605
		14,097

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Passenger Transportation – 0.3%

Allegiant Travel Co.	3,826	$613

Hawaiian Holdings, Inc. *	10,707	497

SkyWest, Inc.	14,384	493
		1,603

Real Estate – 0.3%

Alexander & Baldwin, Inc.	11,538	514

Consolidated-Tomoka Land Co.	4,708	252

Forestar Group, Inc. *	7,292	100

FRP Holdings, Inc. *	1,601	64

Griffin Industrial Realty, Inc.	779	24

Gyrodyne LLC	794	17

Marcus & Millichap, Inc. *	1,837	45

RE/MAX Holdings, Inc., Class A	2,144	127

RMR Group (The), Inc., Class A	4,032	200

Stratus Properties, Inc.	114	3

Trinity Place Holdings, Inc. *	1,098	8
		1,354

Real Estate Investment Trusts – 8.1%

Acadia Realty Trust	20,883	628

AG Mortgage Investment Trust, Inc.	6,428	116

Agree Realty Corp.	5,170	248

Alexander’s, Inc.	1,255	542

Altisource Residential Corp.	5,510	84

American Assets Trust, Inc.	6,500	272

Anworth Mortgage Asset Corp.	18,876	105

Apollo Commercial Real Estate Finance, Inc.	20,903	393

Arbor Realty Trust, Inc.	17,144	144

Ares Commercial Real Estate Corp.	5,141	69

Armada Hoffler Properties, Inc.	5,879	82

ARMOUR Residential REIT, Inc.	5,740	130

Ashford Hospitality Prime, Inc.	4,227	45

Ashford Hospitality Trust, Inc.	17,933	114

Blackstone Mortgage Trust, Inc., Class A	8,698	269

Bluerock Residential Growth REIT, Inc.	5,408	67

Brandywine Realty Trust	43,205	701

BRT Apartments Corp. *	16,541	139

Capstead Mortgage Corp.	28,349	299

CareTrust REIT, Inc.	6,858	115

CatchMark Timber Trust, Inc., Class A	4,239	49

Cedar Realty Trust, Inc.	34,336	172

Chatham Lodging Trust	4,879	96

Cherry Hill Mortgage Investment Corp.	2,935	50

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Real Estate Investment Trusts – 8.1% – continued

Chesapeake Lodging Trust	13,962	$334

Colony NorthStar, Inc., Class A	39,038	504

Colony Starwood Homes	3,877	132

Community Healthcare Trust, Inc.	4,693	112

CorEnergy Infrastructure Trust, Inc.	1,427	48

CoreSite Realty Corp.	5,158	464

Corporate Office Properties Trust	16,931	560

Cousins Properties, Inc.	75,251	622

CyrusOne, Inc.	11,404	587

CYS Investments, Inc.	24,794	197

DCT Industrial Trust, Inc.	18,018	867

DiamondRock Hospitality Co.	47,187	526

DuPont Fabros Technology, Inc.	20,501	1,017

Dynex Capital, Inc.	25,057	178

EastGroup Properties, Inc.	7,610	560

Education Realty Trust, Inc.	19,283	788

Ellington Residential Mortgage REIT	3,482	51

Empire State Realty Trust, Inc., Class A	14,693	303

Equity Commonwealth *	16,987	530

FelCor Lodging Trust, Inc.	15,358	115

First Industrial Realty Trust, Inc.	26,046	694

First Potomac Realty Trust	10,729	110

First Real Estate Investment Trust of New Jersey	205	4

Four Corners Property Trust, Inc.	14,080	321

Franklin Street Properties Corp.	14,182	172

GEO Group (The), Inc.	25,808	1,197

Getty Realty Corp.	14,496	366

Gladstone Commercial Corp.	7,810	161

Gladstone Land Corp.	9,387	104

Global Net Lease, Inc.	13,229	319

Gramercy Property Trust	22,599	594

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,450	191

Healthcare Realty Trust, Inc.	23,596	767

Hersha Hospitality Trust	5,788	109

Hudson Pacific Properties, Inc.	17,452	604

InfraREIT, Inc.	287	5

Invesco Mortgage Capital, Inc.	30,811	475

Investors Real Estate Trust	30,179	179

iStar, Inc. *	10,057	119

Kite Realty Group Trust	19,602	421

LaSalle Hotel Properties	26,550	769

Lexington Realty Trust	48,175	481

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Real Estate Investment Trusts – 8.1% – continued

Life Storage, Inc.	7,950	$653

LTC Properties, Inc.	8,800	421

Mack-Cali Realty Corp.	21,017	566

Medical Properties Trust, Inc.	54,919	708

Mid-America Apartment Communities, Inc.	5,154	524

Monmouth Real Estate Investment Corp.	20,859	298

Monogram Residential Trust, Inc.	39,178	391

MTGE Investment Corp.	10,305	173

National Health Investors, Inc.	8,835	642

New Residential Investment Corp.	54,004	917

New Senior Investment Group, Inc.	10,626	108

New York Mortgage Trust, Inc.	10,792	67

New York REIT, Inc.	38,159	370

One Liberty Properties, Inc.	9,981	233

Orchid Island Capital, Inc.	8,758	87

Parkway, Inc.	9,393	187

Pebblebrook Hotel Trust	16,854	492

Pennsylvania Real Estate Investment Trust	15,374	233

PennyMac Mortgage Investment Trust	6,280	111

Physicians Realty Trust	30,487	606

Potlatch Corp.	9,024	412

PS Business Parks, Inc.	3,543	407

QTS Realty Trust, Inc., Class A	6,559	320

RAIT Financial Trust	17,733	57

Ramco-Gershenson Properties Trust	18,530	260

Redwood Trust, Inc.	10,271	171

Regency Centers Corp.	9,353	621

Resource Capital Corp.	410	4

Retail Opportunity Investments Corp.	23,370	491

Rexford Industrial Realty, Inc.	8,612	194

RLJ Lodging Trust	29,392	691

Ryman Hospitality Properties, Inc.	10,142	627

Sabra Health Care REIT, Inc.	15,245	426

Saul Centers, Inc.	2,509	155

Select Income REIT	11,126	287

Silver Bay Realty Trust Corp.	5,170	111

Sotherly Hotels, Inc.	4,154	27

STAG Industrial, Inc.	15,224	381

STORE Capital Corp.	3,700	88

Summit Hotel Properties, Inc.	20,532	328

Sun Communities, Inc.	9,215	740

Sunstone Hotel Investors, Inc.	49,044	752

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Real Estate Investment Trusts – 8.1% – continued

Sutherland Asset Management Corp.	1,025	$15

Terreno Realty Corp.	10,030	281

Tier REIT, Inc.	5,612	97

UMH Properties, Inc.	17,764	270

Universal Health Realty Income Trust	3,445	222

Urban Edge Properties	20,915	550

Urstadt Biddle Properties, Inc., Class A	3,758	77

Washington Prime Group, Inc.	40,365	351

Washington Real Estate Investment Trust	15,957	499

Western Asset Mortgage Capital Corp.	6,970	68

Whitestone REIT	5,184	72

Winthrop Realty Trust *	9,142	72

Xenia Hotels & Resorts, Inc.	26,221	448
		39,945

Recreational Facilities & Services – 0.3%

AMC Entertainment Holdings, Inc., Class A	6,236	196

Bowl America, Inc., Class A	492	7

ClubCorp Holdings, Inc.	4,387	70

Drive Shack, Inc.	8,347	35

International Speedway Corp., Class A	8,331	308

Marcus (The) Corp.	2,443	78

RCI Hospitality Holdings, Inc.	13,118	227

Reading International, Inc., Class A *	3,259	51

SeaWorld Entertainment, Inc.	17,855	326

Speedway Motorsports, Inc.	5,161	97

Town Sports International Holdings, Inc. *	2,721	10
		1,405

Renewable Energy – 0.6%

Advanced Energy Industries, Inc. *	9,911	679

Canadian Solar, Inc. *	7,376	90

EnerSys	11,967	945

Green Plains, Inc.	10,220	253

Pacific Ethanol, Inc. *	5,612	38

Renewable Energy Group, Inc. *	4,849	51

REX American Resources Corp. *	5,631	510

Silver Spring Networks, Inc. *	9,489	107

SolarEdge Technologies, Inc. *	5,945	93

SunPower Corp. *	5,600	34

Sunworks, Inc. *	26,935	41

Ultralife Corp. *	846	5
		2,846

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Retail – Consumer Staples – 0.7%

Big Lots, Inc.	11,204	$545

Casey’s General Stores, Inc.	8,551	960

Five Below, Inc. *	14,384	623

Fred’s, Inc., Class A	6,374	84

Ingles Markets, Inc., Class A	9,264	400

PriceSmart, Inc.	3,324	306

SpartanNash Co.	12,513	438

SUPERVALU, Inc. *	8,758	34

Village Super Market, Inc., Class A	1,475	39

Weis Markets, Inc.	3,871	231
		3,660

Retail – Discretionary – 2.4%

1-800-Flowers.com, Inc., Class A *	3,801	39

Abercrombie & Fitch Co., Class A	8,561	102

American Eagle Outfitters, Inc.	47,340	664

America’s Car-Mart, Inc. *	2,486	91

Asbury Automotive Group, Inc. *	8,200	493

Ascena Retail Group, Inc. *	18,692	80

Barnes & Noble Education, Inc. *	4,328	41

Barnes & Noble, Inc.	14,384	133

Beacon Roofing Supply, Inc. *	13,406	659

Big 5 Sporting Goods Corp.	708	11

BMC Stock Holdings, Inc. *	4,387	99

Buckle (The), Inc.	5,529	103

Build-A-Bear Workshop, Inc. *	3,991	35

Builders FirstSource, Inc. *	7,349	109

Caleres, Inc.	12,736	336

Cato (The) Corp., Class A	6,622	145

Chico’s FAS, Inc.	34,895	496

Children’s Place (The), Inc.	5,546	666

Christopher & Banks Corp. *(1)	51	–

Citi Trends, Inc.	2,958	50

Conn’s, Inc. *	2,350	21

Destination Maternity Corp. *	343	1

DSW, Inc., Class A	13,059	270

Ethan Allen Interiors, Inc.	5,451	167

Express, Inc. *	22,101	201

Finish Line (The), Inc., Class A	13,556	193

FirstCash, Inc.	14,658	720

Francesca’s Holdings Corp. *	6,835	105

Freshpet, Inc. *	12,143	134

Genesco, Inc. *	5,221	289

Group 1 Automotive, Inc.	6,110	453

Guess?, Inc.	16,122	180

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Retail – Discretionary – 2.4% – continued

Haverty Furniture Cos., Inc.	9,757	$238

Hibbett Sports, Inc. *	5,053	149

HSN, Inc.	9,597	356

J.C. Penney Co., Inc. *	10,156	63

Kirkland’s, Inc. *	3,876	48

Liquidity Services, Inc. *	23,925	191

Lithia Motors, Inc., Class A	5,004	429

Lumber Liquidators Holdings, Inc. *	1,916	40

MarineMax, Inc. *	7,345	159

Monro Muffler Brake, Inc.	8,237	429

New York & Co., Inc. *	817	2

Overstock.com, Inc. *	4,072	70

Penske Automotive Group, Inc.	9,731	455

PetMed Express, Inc.	11,758	237

Pier 1 Imports, Inc.	5,468	39

RH *	147	7

Rush Enterprises, Inc., Class A *	11,459	379

Select Comfort Corp. *	13,358	331

Shoe Carnival, Inc.	8,629	212

Sonic Automotive, Inc., Class A	7,907	159

Tailored Brands, Inc.	5,967	89

Tile Shop Holdings, Inc.	5,102	98

Tuesday Morning Corp. *	147	1

Vera Bradley, Inc. *	13,672	127

Vitamin Shoppe, Inc. *	4,157	84

West Marine, Inc. *	804	8

Winmark Corp.	1,450	164

Zumiez, Inc. *	11,403	209
		11,859

Semiconductors – 4.0%

Alpha & Omega Semiconductor Ltd. *	11,939	205

Ambarella, Inc. *	7,554	413

Amkor Technology, Inc. *	23,203	269

Brooks Automation, Inc.	20,080	450

Cabot Microelectronics Corp.	2,691	206

Cavium, Inc. *	15,254	1,093

CEVA, Inc. *	5,306	188

Cirrus Logic, Inc. *	15,645	950

Coherent, Inc. *	5,890	1,211

Cohu, Inc.	14,038	259

Cypress Semiconductor Corp.	70,649	972

Diodes, Inc. *	11,901	286

DSP Group, Inc. *	2,466	30

Electro Scientific Industries, Inc. *(1)	48	–

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Semiconductors – 4.0% – continued

Entegris, Inc. *	34,685	$812

Exar Corp. *	11,745	153

FormFactor, Inc. *	4,605	55

II-VI, Inc. *	11,301	407

Integrated Device Technology, Inc. *	33,651	797

InvenSense, Inc. *	8,111	102

IXYS Corp.	10,183	148

Kulicke & Soffa Industries, Inc. *	21,547	438

Lattice Semiconductor Corp. *	36,072	250

MACOM Technology Solutions Holdings, Inc. *	3,060	148

MaxLinear, Inc. *	13,672	384

Microsemi Corp. *	26,946	1,389

MKS Instruments, Inc.	13,288	914

Monolithic Power Systems, Inc.	9,761	899

Nanometrics, Inc. *	7,227	220

NVE Corp.	3,180	263

Park Electrochemical Corp.	4,881	87

Photronics, Inc. *	11,574	124

Power Integrations, Inc.	7,374	485

Rambus, Inc. *	28,604	376

Rudolph Technologies, Inc. *	8,770	196

Semtech Corp. *	16,477	557

Silicon Laboratories, Inc. *	8,830	649

Synaptics, Inc. *	8,088	400

Ultratech, Inc. *	5,410	160

Universal Display Corp.	12,578	1,083

Veeco Instruments, Inc. *	13,059	390

Vishay Intertechnology, Inc.	33,594	553

Xcerra Corp. *	15,872	141

Xperi Corp.	13,033	442
		19,554

Software – 4.3%

2U, Inc. *	2,452	97

ACI Worldwide, Inc. *	29,421	629

Actua Corp. *	9,328	131

Acxiom Corp. *	19,322	550

Agilysys, Inc. *	9,027	85

Allscripts Healthcare Solutions, Inc. *	25,304	321

American Software, Inc., Class A	15,053	155

Appfolio, Inc., Class A *	7,549	205

Aspen Technology, Inc. *	21,213	1,250

Avid Technology, Inc. *	537	3

Aware, Inc. *	683	3

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Software – 4.3% – continued

Barracuda Networks, Inc. *	9,795	$226

Blackbaud, Inc.	11,580	888

BroadSoft, Inc. *	7,242	291

Callidus Software, Inc. *	7,408	158

ChannelAdvisor Corp. *	7,958	89

CommVault Systems, Inc. *	11,290	574

Computer Programs & Systems, Inc.	1,537	43

Concurrent Computer Corp.	13,323	65

Cornerstone OnDemand, Inc. *	13,415	522

CyberArk Software Ltd. *	8,164	415

Datawatch Corp. *	800	7

Digi International, Inc. *	9,694	115

Donnelley Financial Solutions, Inc. *	888	17

Ebix, Inc.	7,447	456

Envestnet, Inc. *	9,539	308

Evolent Health, Inc., Class A *	6,639	148

Exa Corp. *	10,014	127

Guidance Software, Inc. *	5,306	31

Hortonworks, Inc. *	287	3

Imperva, Inc. *	7,958	327

InnerWorkings, Inc. *	1,224	12

iPass, Inc. *	1,702	2

j2 Global, Inc.	11,938	1,002

KeyW Holding (The) Corp. *	12,041	114

LivePerson, Inc. *	6,518	45

LogMeIn, Inc.	4,933	481

Manhattan Associates, Inc. *	21,593	1,124

MicroStrategy, Inc., Class A *	2,327	437

MINDBODY, Inc., Class A *	7,958	218

Monotype Imaging Holdings, Inc.	9,895	199

Omnicell, Inc. *	9,416	383

Park City Group, Inc. *	1,633	20

Paycom Software, Inc. *	7,856	452

Paylocity Holding Corp. *	4,898	189

PDF Solutions, Inc. *	13,065	296

pdvWireless, Inc. *	5,306	116

Pegasystems, Inc.	14,036	615

Progress Software Corp.	9,452	275

Proofpoint, Inc. *	9,795	728

PROS Holdings, Inc. *	11,741	284

Q2 Holdings, Inc. *	1,172	41

QAD, Inc., Class B	701	17

Quality Systems, Inc. *	5,800	88

Qualys, Inc. *	8,368	317

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Software – 4.3% – continued

Rapid7, Inc. *	8,774	$131

RealPage, Inc. *	13,116	458

Rosetta Stone, Inc. *	9,795	96

Seachange International, Inc. *(1)	100	–

Simulations Plus, Inc.	9,999	117

SPS Commerce, Inc. *	4,678	274

Synchronoss Technologies, Inc. *	18,302	447

Take-Two Interactive Software, Inc. *	20,966	1,243

Tangoe, Inc. *	1,937	10

Tyler Technologies, Inc. *	7,848	1,213

Varonis Systems, Inc. *	2,450	78

VASCO Data Security International, Inc. *	11,450	155

Verint Systems, Inc. *	15,130	656

VirnetX Holding Corp. *	398	1

Zedge, Inc., Class B *	658	2

Zendesk, Inc. *	9,285	260

Zynga, Inc., Class A *	133,454	380
		21,215

Specialty Finance – 2.3%

Aircastle Ltd.	17,237	416

Altisource Portfolio Solutions S.A. *	4,183	154

Arlington Asset Investment Corp., Class A	496	7

Blackhawk Network Holdings, Inc. *	11,094	450

Cardtronics PLC, Class A *	11,203	524

Cass Information Systems, Inc.	2,489	164

Ellie Mae, Inc. *	7,350	737

Encore Capital Group, Inc. *	4,882	150

Enova International, Inc. *	553	8

Essent Group Ltd. *	9,387	340

Euronet Worldwide, Inc. *	10,372	887

Everi Holdings, Inc. *	4,000	19

Federal Agricultural Mortgage Corp., Class C	100	6

First American Financial Corp.	14,538	571

Flagstar Bancorp, Inc. *	4,260	120

GATX Corp.	11,120	678

Green Dot Corp., Class A *	8,672	289

HFF, Inc., Class A	6,259	173

HomeStreet, Inc. *	4,509	126

Investors Title Co.	1,984	314

LendingClub Corp. *	65,823	361

LendingTree, Inc. *	1,961	246

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Specialty Finance – 2.3% – continued

Liberty Tax, Inc. (1)	17	$–

Meta Financial Group, Inc.	4,953	438

MGIC Investment Corp. *	80,711	818

Nelnet, Inc., Class A	9,113	400

Net 1 UEPS Technologies, Inc. *	8,346	102

NewStar Financial, Inc.	1,680	18

Ocwen Financial Corp. *	9,460	52

PennyMac Financial Services, Inc., Class A *	4,081	70

PHH Corp. *	7,501	95

PRA Group, Inc. *	15,264	506

Stewart Information Services Corp.	8,578	379

Walker & Dunlop, Inc. *	7,856	327

Walter Investment Management Corp. *(1)	131	–

WEX, Inc. *	9,851	1,020

Willis Lease Finance Corp. *	1,917	43

World Acceptance Corp. *	7,314	379
		11,387

Technology Services – 2.8%

AstroNova, Inc.	4,390	66

Black Box Corp.	123	1

Bottomline Technologies de, Inc. *	10,354	245

CACI International, Inc., Class A *	5,955	698

Computer Services, Inc.	2,242	98

comScore, Inc. *	26,704	577

Convergys Corp.	24,509	518

CoreLogic, Inc. *	12,741	519

CSG Systems International, Inc.	8,356	316

Cubic Corp.	7,051	372

DMC Global, Inc.	1,213	15

Endurance International Group Holdings, Inc. *	683	5

Engility Holdings, Inc. *	7,388	214

EPAM Systems, Inc. *	12,075	912

EVERTEC, Inc.	16,732	266

ExlService Holdings, Inc. *	8,177	387

Fair Isaac Corp.	10,439	1,346

Forrester Research, Inc.	4,754	189

Globant S.A. *	4,183	152

ICF International, Inc. *	6,201	256

Luxoft Holding, Inc. *	4,751	297

ManTech International Corp., Class A	5,102	177

Mattersight Corp. *	921	3

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Technology Services – 2.8% – continued

MAXIMUS, Inc.	20,540	$1,278

Medidata Solutions, Inc. *	13,814	797

NCI, Inc., Class A *	3,264	49

NeuStar, Inc., Class A *	13,774	457

NIC, Inc.	15,557	314

Perficient, Inc. *	8,696	151

Science Applications International Corp.	11,439	851

StarTek, Inc. *	835	7

Sykes Enterprises, Inc. *	15,067	443

Syntel, Inc.	7,666	129

TeleTech Holdings, Inc.	7,422	220

TESSCO Technologies, Inc.	3,626	57

Travelport Worldwide Ltd.	28,569	336

Unisys Corp. *	541	8

Virtusa Corp. *	6,272	190

WageWorks, Inc. *	9,611	695
		13,611

Telecom – 1.1%

8x8, Inc. *	15,358	234

ATN International, Inc.	3,148	222

Cincinnati Bell, Inc. *	11,259	199

Cogent Communications Holdings, Inc.	17,334	746

Consolidated Communications Holdings, Inc.	13,190	309

DigitalGlobe, Inc. *	17,368	569

FairPoint Communications, Inc. *	3,979	66

General Communication, Inc., Class A *	11,935	248

Globalstar, Inc. *	73,700	118

Gogo, Inc. *	551	6

GTT Communications, Inc. *	10,916	266

Hawaiian Telcom Holdco, Inc. *	6,531	150

IDT Corp., Class B	6,199	79

Intelsat S.A. *(1)	100	–

Internap Corp. *	280	1

Iridium Communications, Inc. *	13,468	130

Loral Space & Communications, Inc. *	1,777	70

Lumos Networks Corp. *	5,564	99

RigNet, Inc. *	3,581	77

Shenandoah Telecommunications Co.	12,600	353

Spok Holdings, Inc.	10,059	191

Straight Path Communications, Inc., Class B *	9,369	337

Vonage Holdings Corp. *	31,222	197

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Telecom – 1.1% – continued

West Corp.	14,080	$344

Windstream Holdings, Inc.	46,478	253

Zix Corp. *	3,466	17
		5,281

Transportation & Logistics – 1.3%

Air T, Inc. *	510	10

Air Transport Services Group, Inc. *	15,025	241

ArcBest Corp.	3,979	104

Atlas Air Worldwide Holdings, Inc. *	6,775	376

Celadon Group, Inc.	11,715	77

Covenant Transportation Group, Inc., Class A *	6,927	130

DHT Holdings, Inc.	9,795	44

Dorian LPG Ltd. *	1,085	12

Echo Global Logistics, Inc. *	10,916	233

Forward Air Corp.	8,307	395

GasLog Ltd.	3,166	49

Golar LNG Ltd.	17,371	485

Heartland Express, Inc.	16,356	328

Hornbeck Offshore Services, Inc. *	291	1

International Seaways, Inc. *	73	1

Knight Transportation, Inc.	13,682	429

Marten Transport Ltd.	7,257	170

Matson, Inc.	11,735	373

Mobile Mini, Inc.	12,435	379

Navigator Holdings Ltd. *	275	4

Nordic American Tankers Ltd.	12,513	102

P.A.M. Transportation Services, Inc. *	1,362	22

Patriot Transportation Holding, Inc. *	465	11

Saia, Inc. *	8,131	360

Ship Finance International Ltd.	17,226	253

Swift Transportation Co. *	23,773	488

Tsakos Energy Navigation Ltd.	556	3

Universal Logistics Holdings, Inc.	4,691	67

USA Truck, Inc. *	500	4

Werner Enterprises, Inc.	11,918	312

XPO Logistics, Inc. *	19,349	927
		6,390

Transportation Equipment – 0.4%

American Railcar Industries, Inc.	5,479	225

Conrad Industries, Inc.	2,556	50

FreightCar America, Inc.	4,033	50

Greenbrier (The) Cos., Inc.	9,017	389

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Transportation Equipment – 0.4% – continued

Meritor, Inc. *	27,752	$475

Spartan Motors, Inc.	28,211	226

Wabash National Corp.	17,094	354
		1,769

Utilities – 3.6%

ALLETE, Inc.	13,189	893

American States Water Co.	10,179	451

Artesian Resources Corp., Class A	7,212	235

Atlantica Yield PLC	8,200	172

Avista Corp.	16,805	656

Black Hills Corp.	8,197	545

California Water Service Group	12,876	462

Chesapeake Utilities Corp.	4,714	326

Connecticut Water Service, Inc.	6,420	341

Consolidated Water Co. Ltd.	14,528	169

Delta Natural Gas Co., Inc.	2,713	82

El Paso Electric Co.	13,891	701

IDACORP, Inc.	13,555	1,124

MGE Energy, Inc.	9,352	608

Middlesex Water Co.	9,763	361

New Jersey Resources Corp.	22,008	871

Northwest Natural Gas Co.	7,353	435

NorthWestern Corp.	12,666	743

NRG Yield, Inc., Class A	8,158	142

NRG Yield, Inc., Class C	3,677	65

ONE Gas, Inc.	14,150	957

Ormat Technologies, Inc.	9,982	570

Otter Tail Corp.	10,101	383

Pattern Energy Group, Inc.	14,999	302

PNM Resources, Inc.	21,389	791

Portland General Electric Co.	24,016	1,067

RGC Resources, Inc.	889	20

SJW Group	7,341	354

South Jersey Industries, Inc.	17,543	625

Southwest Gas Holdings, Inc.	12,666	1,050

Spire, Inc.	11,617	784

Unitil Corp.	3,854	174

WGL Holdings, Inc.	13,348	1,102

York Water (The) Co.	3,820	134
		17,695

Waste & Environment Services & Equipment – 0.4%

Advanced Emissions Solutions, Inc. *	4,898	47

Cantel Medical Corp.	8,977	719

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.2% – continued

Waste & Environment Services & Equipment – 0.4% – continued

CECO Environmental Corp.	6,795	$71

Covanta Holding Corp.	17,038	267

Heritage-Crystal Clean, Inc. *	508	7

Sharps Compliance Corp. *	1,999	9

Tetra Tech, Inc.	16,627	679

US Ecology, Inc.	4,901	230

Vertex Energy, Inc. *	9,500	11
		2,040
Total Common Stocks
(Cost $351,784)		486,698

RIGHTS – 0.1%

Biotechnology & Pharmaceuticals – 0.1%

Dyax Corp. (Contingent Value Rights) *	3,415	7

Forest Laboratories, Inc. (Contingent Value Rights) *(2)	3,326	–

Tobira Therapeutics, Inc. (Contingent Value Rights) *	16,926	131
		138

Media – 0.0%

Media General (Contingent Value Rights) *	11,792	20

Medical Equipment & Devices – 0.0%

American Medical Alert Corp. *(2)	13,109	–
Total Rights
(Cost $132)		158

OTHER – 0.0%

Escrow Adolor Corp. *(2)	1,241	–
Total Other
(Cost $–)		–

INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (3)(4)	3,074,519	3,075
Total Investment Companies
(Cost $3,075)		3,075

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.0%

U.S. Treasury Bill, 0.76%, 8/17/17 (5)(6)	$232	$231
Total Short-Term Investments
(Cost $231)		231

Total Investments – 99.9%
(Cost $355,222)		490,162

Other Assets less Liabilities – 0.1%		481
NET ASSETS – 100.0%		$490,643

(1)	Value rounds to less than one thousand.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day yield as of March 31, 2017 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Russell 2000 Mini Index	37	$2,561	Long	6/17	$55

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.3%
Consumer Staples	2.9
Energy	3.0
Financials	18.6
Health Care	13.1
Industrials	15.2
Information Technology	17.7
Materials	4.9
Real Estate	7.9
Telecommunication Services	0.8
Utilities	3.6

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Aerospace & Defense	$7,260	$77	$–	$7,337
Banking	59,030	100	–	59,130
Electrical Equipment	10,275	170	–	10,445
Home & Office Products	9,054	14	–	9,068
Insurance	13,908	10	–	13,918
Medical Equipment & Devices	20,760	4	–	20,764
Real Estate Investment Trusts	39,870	75	–	39,945
Recreational Facilities & Services	1,398	7	–	1,405
All Other Industries (1)	324,686	–	–	324,686
Total Common Stocks	486,241	457	–	486,698
Rights (1)	–	–	158	158
Investment Companies	3,075	–	–	3,075
Short-Term Investments	–	231	–	231
Total Investments	$489,316	$688	$158	490,162

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$55	$–	$–	$55

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Common Stocks
Aerospace & Defense	$77	Valuations at bid price
Banking	7	Valuations at bid price
Electrical Equipment	170	Valuations at bid price
Insurance	10	Valuations at bid price

Total	$264

At March 31, 2017, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Banking	$3	Valuations at official close price

Total	$3

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/16 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/17 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/17 (000s)

Rights

Biotechnology & Pharmaceuticals	$–	$–	$7	$131	$–	$–	$–	$138	$7

Media	–	–	–	–	–	20	–	20	20

Total	$–	$–	$7	$131	$–	$20	$–	$158	$27

The Fund valued the securities included in the Balance as of 3/31/17 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/17 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Contingent Value Right	$138	Discounted Cash Flow Analysis	Discount Rate and Projected Cash Flows (1)
Contingent Value Right	20	Income Approach	Estimated Recovery Value (2)

(1)	The significant unobservable inputs that can be used in the fair value measurement are; Discount Rate and Projected Cash Flows. Significant increases (decreases) in Discount Rates in isolation would result in a significantly lower (higher) fair value measurement while an increase (decrease) in Projected Cash Flow in isolation would result in a significantly higher (lower) fair value measurement.
(2)	The significant unobservable input that can be used in the fair value measurement is Estimated Recovery Value. Significant increases (decreases) in estimated recovery value would result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2%

Aerospace & Defense – 1.4%

AAR Corp.	398,340	$13,396

Ducommun, Inc. *	26,738	770

Esterline Technologies Corp. *	170,427	14,665

Moog, Inc., Class A *	185,312	12,481

Orbital ATK, Inc.	78,028	7,647

Woodward, Inc.	45,544	3,093
		52,052

Apparel & Textile Products – 0.6%

Columbia Sportswear Co.	35,589	2,091

Deckers Outdoor Corp. *	105,651	6,310

Iconix Brand Group, Inc. *	189,438	1,425

Movado Group, Inc.	47,786	1,192

Perry Ellis International, Inc. *	105,398	2,264

Unifi, Inc. *	131,171	3,724

Wolverine World Wide, Inc.	296,986	7,416
		24,422

Asset Management – 0.2%

Janus Capital Group, Inc.	739,936	9,767

Automotive – 1.2%

Cooper Tire & Rubber Co.	411,463	18,248

Cooper-Standard Holdings, Inc. *	46,139	5,118

Miller Industries, Inc.	117,491	3,096

Modine Manufacturing Co. *	162,385	1,981

Standard Motor Products, Inc.	171,915	8,448

Superior Industries International, Inc.	313,251	7,941
		44,832

Banking – 21.6%

1st Source Corp.	20,314	954

Arrow Financial Corp.	15,712	533

Astoria Financial Corp.	472,445	9,690

BancFirst Corp.	65,108	5,853

Banco Latinoamericano de Comercio Exterior S.A.	106,340	2,950

BancorpSouth, Inc.	518,105	15,673

Bank of Marin Bancorp	4,668	300

BankFinancial Corp.	123,844	1,798

Banner Corp.	35,604	1,981

Berkshire Hills Bancorp, Inc.	121,826	4,392

BNC Bancorp	80,197	2,811

Boston Private Financial Holdings, Inc.	294,792	4,835

Brookline Bancorp, Inc.	241,050	3,772

Bryn Mawr Bank Corp.	19,021	751

Cardinal Financial Corp.	212,367	6,358

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Banking – 21.6% – continued

Cathay General Bancorp	512,314	$19,304

Central Pacific Financial Corp.	41,166	1,257

Chemical Financial Corp.	354,938	18,155

City Holding Co.	138,444	8,927

CNB Financial Corp.	11,176	267

CoBiz Financial, Inc.	18,849	317

Columbia Banking System, Inc.	142,543	5,558

Community Bank System, Inc.	411,482	22,623

Community Trust Bancorp, Inc.	178,607	8,171

CVB Financial Corp.	521,678	11,524

Dime Community Bancshares, Inc.	447,012	9,074

Enterprise Financial Services Corp.	64,047	2,716

FCB Financial Holdings, Inc., Class A *	110,368	5,469

Financial Institutions, Inc.	51,151	1,685

First Busey Corp.	27,316	803

First Commonwealth Financial Corp.	165,358	2,193

First Defiance Financial Corp.	8,125	402

First Financial Bancorp	472,483	12,970

First Financial Corp.	131,031	6,224

First Interstate BancSystem, Inc., Class A	58,751	2,329

First Merchants Corp.	239,635	9,422

First Midwest Bancorp, Inc.	517,778	12,261

Flushing Financial Corp.	419,898	11,283

FNB Corp.	1,095,231	16,286

Fulton Financial Corp.	607,811	10,849

German American Bancorp, Inc.	6,096	289

Glacier Bancorp, Inc.	186,904	6,342

Great Southern Bancorp, Inc.	21,530	1,087

Great Western Bancorp, Inc.	216,790	9,194

Hanmi Financial Corp.	106,969	3,289

Heartland Financial USA, Inc.	151,584	7,572

Heritage Financial Corp.	90,476	2,239

Home BancShares, Inc.	649,648	17,586

Hope Bancorp, Inc.	761,917	14,606

IBERIABANK Corp.	157,828	12,484

Independent Bank Corp.	191,777	12,466

International Bancshares Corp.	537,330	19,021

Investors Bancorp, Inc.	723,783	10,408

Lakeland Bancorp, Inc.	359,000	7,036

Lakeland Financial Corp.	174,921	7,543

LegacyTexas Financial Group, Inc.	158,220	6,313

MainSource Financial Group, Inc.	65,520	2,158

MB Financial, Inc.	171,873	7,360

MidWestOne Financial Group, Inc.	8,402	288

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Banking – 21.6% – continued

NBT Bancorp, Inc.	278,676	$10,331

Northwest Bancshares, Inc.	546,173	9,198

OceanFirst Financial Corp.	151,652	4,273

OFG Bancorp	154,657	1,825

Old National Bancorp	488,570	8,477

Oritani Financial Corp.	131,644	2,238

Pacific Continental Corp.	8,870	217

Park National Corp.	80,653	8,485

Peapack Gladstone Financial Corp.	7,107	210

Pinnacle Financial Partners, Inc.	187,482	12,458

Preferred Bank	44,535	2,390

PrivateBancorp, Inc.	465,146	27,616

Prosperity Bancshares, Inc.	398,661	27,791

Provident Financial Services, Inc.	776,337	20,068

Renasant Corp.	304,790	12,097

S&T Bancorp, Inc.	248,348	8,593

Sandy Spring Bancorp, Inc.	123,530	5,063

Sierra Bancorp	149,886	4,111

Simmons First National Corp., Class A	75,212	4,148

South State Corp.	136,626	12,208

Southside Bancshares, Inc.	93,509	3,139

Southwest Bancorp, Inc.	8,656	226

Sterling Bancorp	539,046	12,775

Stock Yards Bancorp, Inc.	10,213	415

Texas Capital Bancshares, Inc. *	175,851	14,675

TriCo Bancshares	160,806	5,713

TrustCo Bank Corp. NY	139,714	1,097

Trustmark Corp.	521,186	16,568

UMB Financial Corp.	271,155	20,421

Umpqua Holdings Corp.	499,422	8,860

Union Bankshares Corp.	409,809	14,417

United Bankshares, Inc.	393,975	16,645

United Community Banks, Inc.	143,120	3,963

United Community Financial Corp.	28,207	235

United Financial Bancorp, Inc.	360,681	6,135

Univest Corp. of Pennsylvania	29,573	766

Valley National Bancorp	220,744	2,605

Washington Federal, Inc.	639,058	21,153

Washington Trust Bancorp, Inc.	164,932	8,131

Webster Financial Corp.	569,411	28,493

WesBanco, Inc.	200,349	7,635

West Bancorporation, Inc.	12,443	286

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Banking – 21.6% – continued

Westamerica Bancorporation	24,223	$1,352

Wintrust Financial Corp.	189,030	13,066

WSFS Financial Corp.	317,367	14,583
		815,152

Biotechnology & Pharmaceuticals – 0.7%

Aceto Corp.	421,649	6,666

Cambrex Corp. *	32,196	1,772

Celldex Therapeutics, Inc. *	331,450	1,197

Chimerix, Inc. *	74,409	475

Emergent BioSolutions, Inc. *	68,614	1,993

Esperion Therapeutics, Inc. *	167,007	5,897

Infinity Pharmaceuticals, Inc. *	124,289	401

Karyopharm Therapeutics, Inc. *	13,704	176

Nutraceutical International Corp.	118,695	3,697

PTC Therapeutics, Inc. *	88,017	866

Retrophin, Inc. *	124,805	2,304

SciClone Pharmaceuticals, Inc. *	69,972	686

Tetraphase Pharmaceuticals, Inc. *	225,450	2,072
		28,202

Chemicals – 3.0%

A. Schulman, Inc.	245,119	7,709

Cabot Corp.	181,963	10,901

Chemtura Corp. *	106,984	3,573

H.B. Fuller Co.	231,255	11,924

Innophos Holdings, Inc.	83,483	4,506

Innospec, Inc.	83,709	5,420

Kraton Corp. *	110,230	3,408

Materion Corp.	289,489	9,712

Minerals Technologies, Inc.	242,257	18,557

Olin Corp.	514,632	16,916

Rayonier Advanced Materials, Inc.	132,893	1,788

Sensient Technologies Corp.	250,148	19,827
		114,241

Commercial Services – 2.2%

ABM Industries, Inc.	446,190	19,454

Barrett Business Services, Inc.	35,052	1,914

CBIZ, Inc. *	78,033	1,057

CEB, Inc.	22,873	1,798

Cimpress N.V. *	48,712	4,198

Ennis, Inc.	346,091	5,884

FTI Consulting, Inc. *	132,323	5,448

Huron Consulting Group, Inc. *	63,018	2,653

Kforce, Inc.	141,963	3,372

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Commercial Services – 2.2% – continued

Korn/Ferry International	310,728	$9,785

Navigant Consulting, Inc. *	172,938	3,953

Resources Connection, Inc.	97,791	1,638

SP Plus Corp. *	10,689	361

UniFirst Corp.	50,548	7,150

Viad Corp.	298,060	13,472
		82,137

Construction Materials – 0.1%

Universal Forest Products, Inc.	24,727	2,437

Consumer Products – 1.6%

Cal-Maine Foods, Inc.	44,132	1,624

Central Garden & Pet Co., Class A *	28,630	994

Darling Ingredients, Inc. *	586,023	8,509

Fresh Del Monte Produce, Inc.	108,941	6,453

Inter Parfums, Inc.	194,539	7,110

Sanderson Farms, Inc.	75,900	7,881

Snyder’s-Lance, Inc.	103,698	4,180

TreeHouse Foods, Inc. *	62,248	5,270

Universal Corp.	245,566	17,374
		59,395

Consumer Services – 0.3%

Aaron’s, Inc.	231,598	6,888

Matthews International Corp., Class A	84,687	5,729
		12,617

Containers & Packaging – 0.5%

KapStone Paper and Packaging Corp.	142,807	3,299

Multi-Color Corp.	137,735	9,779

Myers Industries, Inc.	331,628	5,256
		18,334

Design, Manufacturing & Distribution – 3.2%

Benchmark Electronics, Inc. *	531,258	16,894

CTS Corp.	413,537	8,808

Fabrinet *	76,840	3,230

Plexus Corp. *	298,168	17,234

Sanmina Corp. *	856,067	34,756

SYNNEX Corp.	302,464	33,858

Tech Data Corp. *	59,178	5,557
		120,337

Distributors – Consumer Staples – 0.4%

Andersons (The), Inc.	275,160	10,428

Core-Mark Holding Co., Inc.	163,955	5,114
		15,542

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Distributors – Discretionary – 1.0%

ePlus, Inc. *	8,269	$1,117

FTD Cos., Inc. *	124,299	2,503

Insight Enterprises, Inc. *	528,816	21,729

PC Connection, Inc.	278,239	8,289

ScanSource, Inc. *	85,755	3,366
		37,004

Electrical Equipment – 0.6%

ESCO Technologies, Inc.	81,883	4,758

Watts Water Technologies, Inc., Class A	274,711	17,128
		21,886

Engineering & Construction Services – 1.3%

Comfort Systems USA, Inc.	334,253	12,250

Dycom Industries, Inc. *	13,639	1,268

EMCOR Group, Inc.	297,138	18,705

Granite Construction, Inc.	258,936	12,996

Great Lakes Dredge & Dock Corp. *	18,737	75

MYR Group, Inc. *	50,157	2,057

VSE Corp.	8,580	350
		47,701

Forest & Paper Products – 0.8%

Domtar Corp.	313,022	11,432

Mercer International, Inc.	526,347	6,158

Neenah Paper, Inc.	49,650	3,709

P.H. Glatfelter Co.	416,935	9,064

Schweitzer-Mauduit International, Inc.	31,974	1,324
		31,687

Gaming, Lodging & Restaurants – 1.0%

Belmond Ltd., Class A *	180,500	2,184

Bob Evans Farms, Inc.	234,827	15,233

DineEquity, Inc.	21,052	1,146

ILG, Inc.	367,781	7,709

Marriott Vacations Worldwide Corp.	72,137	7,209

Monarch Casino & Resort, Inc. *	15,079	445

Texas Roadhouse, Inc.	101,271	4,509
		38,435

Hardware – 1.2%

Electronics For Imaging, Inc. *	166,961	8,153

Finisar Corp. *	751,398	20,543

Mercury Systems, Inc. *	123,707	4,831

NETGEAR, Inc. *	40,846	2,024

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Hardware – 1.2% – continued

NetScout Systems, Inc. *	148,685	$5,642

PC-Tel, Inc.	171,128	1,218

Plantronics, Inc.	44,497	2,408
		44,819

Health Care Facilities & Services – 2.5%

Amedisys, Inc. *	197,189	10,074

Capital Senior Living Corp. *	143,353	2,015

Envision Healthcare Corp. *	306,217	18,777

HealthSouth Corp.	133,511	5,716

LHC Group, Inc. *	48,602	2,620

Magellan Health, Inc. *	193,038	13,329

MedCath Corp. *(1)	106,845	–

Molina Healthcare, Inc. *	49,684	2,266

National HealthCare Corp.	40,626	2,897

Owens & Minor, Inc.	192,007	6,643

Select Medical Holdings Corp. *	349,207	4,662

Triple-S Management Corp., Class B *	272,333	4,785

VCA, Inc. *	89,437	8,183

WellCare Health Plans, Inc. *	86,896	12,184
		94,151

Home & Office Products – 1.4%

ACCO Brands Corp. *	366,092	4,814

Beazer Homes USA, Inc. *	225,002	2,729

CalAtlantic Group, Inc.	217,586	8,149

CSS Industries, Inc.	105,722	2,740

Griffon Corp.	535,980	13,212

Hooker Furniture Corp.	124,187	3,856

La-Z-Boy, Inc.	303,940	8,206

MDC Holdings, Inc.	69,660	2,093

Meritage Homes Corp. *	180,559	6,645

Steelcase, Inc., Class A	74,959	1,256
		53,700

Industrial Services – 0.3%

Applied Industrial Technologies, Inc.	50,614	3,130

Kaman Corp.	85,365	4,109

McGrath RentCorp	86,504	2,904
		10,143

Institutional Financial Services – 0.3%

GAIN Capital Holdings, Inc.	124,423	1,037

Stifel Financial Corp. *	202,333	10,155
		11,192

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Insurance – 4.1%

American Equity Investment Life Holding Co.	549,125	$12,976

AMERISAFE, Inc.	124,836	8,102

Argo Group International Holdings Ltd.	52,135	3,535

CNO Financial Group, Inc.	790,173	16,199

EMC Insurance Group, Inc.	131,683	3,695

Employers Holdings, Inc.	349,934	13,280

Enstar Group Ltd. *	23,288	4,455

FBL Financial Group, Inc., Class A	82,007	5,367

Federated National Holding Co.	6,847	119

Horace Mann Educators Corp.	429,070	17,613

Infinity Property & Casualty Corp.	6,579	628

Kemper Corp.	76,931	3,070

Maiden Holdings Ltd.	108,031	1,512

Navigators Group (The), Inc.	329,300	17,881

ProAssurance Corp.	75,984	4,578

Radian Group, Inc.	769,513	13,820

RLI Corp.	203,140	12,193

Selective Insurance Group, Inc.	230,322	10,860

United Fire Group, Inc.	164,446	7,033
		156,916

Iron & Steel – 0.7%

Carpenter Technology Corp.	164,266	6,127

Cliffs Natural Resources, Inc. *	514,478	4,224

Commercial Metals Co.	406,516	7,777

Haynes International, Inc.	18,456	703

Olympic Steel, Inc.	30,612	568

Schnitzer Steel Industries, Inc., Class A	91,096	1,881

TimkenSteel Corp. *	214,414	4,055
		25,335

Leisure Products – 0.3%

Brunswick Corp.	150,522	9,212

Escalade, Inc.	3,191	41

Vista Outdoor, Inc. *	52,516	1,082
		10,335

Machinery – 1.9%

Alamo Group, Inc.	26,694	2,034

Astec Industries, Inc.	34,644	2,130

Briggs & Stratton Corp.	145,889	3,275

CIRCOR International, Inc.	21,783	1,295

Columbus McKinnon Corp.	67,387	1,673

Curtiss-Wright Corp.	253,467	23,131

Federal Signal Corp.	176,248	2,434

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Machinery – 1.9% – continued

Hollysys Automation Technologies Ltd.	65,996	$1,117

Hyster-Yale Materials Handling, Inc.	108,969	6,145

Kadant, Inc.	64,614	3,835

MSA Safety, Inc.	25,915	1,832

Oshkosh Corp.	95,677	6,562

Regal Beloit Corp.	63,861	4,831

Standex International Corp.	119,958	12,014
		72,308

Manufactured Goods – 2.1%

Aegion Corp. *	99,023	2,269

Barnes Group, Inc.	471,855	24,225

Chart Industries, Inc. *	103,877	3,629

Gibraltar Industries, Inc. *	408,515	16,831

Insteel Industries, Inc.	8,897	322

Rogers Corp. *	185,343	15,915

Simpson Manufacturing Co., Inc.	358,178	15,434
		78,625

Media – 1.5%

Bankrate, Inc. *	228,121	2,201

Entercom Communications Corp., Class A	393,724	5,630

EW Scripps (The) Co., Class A *	469,536	11,006

Meredith Corp.	220,694	14,257

New York Times (The) Co., Class A	167,053	2,406

RetailMeNot, Inc. *	117,932	955

Scholastic Corp.	394,308	16,786

TiVo Corp.	298,396	5,595
		58,836

Medical Equipment & Devices – 1.2%

Analogic Corp.	42,594	3,233

AngioDynamics, Inc. *	337,397	5,854

CONMED Corp.	125,601	5,578

CryoLife, Inc. *	348,467	5,802

Halyard Health, Inc. *	169,668	6,463

Integer Holdings Corp. *	187,890	7,553

Natus Medical, Inc. *	34,163	1,341

Nuvectra Corp. *	68,413	467

Orthofix International N.V. *	46,415	1,771

Wright Medical Group N.V. *	246,735	7,678
		45,740

Metals & Mining – 0.6%

Encore Wire Corp.	52,684	2,424

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Metals & Mining – 0.6% – continued

Harsco Corp. *	224,578	$2,863

Kaiser Aluminum Corp.	104,534	8,352

Stillwater Mining Co. *	632,730	10,927
		24,566

Oil, Gas & Coal – 3.2%

Abraxas Petroleum Corp. *	203,780	412

Adams Resources & Energy, Inc.	4,480	167

Alon USA Energy, Inc.	4,780	58

Approach Resources, Inc. *	33,460	84

Atwood Oceanics, Inc. *	222,806	2,123

Callon Petroleum Co. *	556,552	7,324

Carrizo Oil & Gas, Inc. *	158,303	4,537

Cloud Peak Energy, Inc. *	245,933	1,126

Delek US Holdings, Inc.	182,545	4,430

Dril-Quip, Inc. *	38,049	2,076

Enbridge Energy Management LLC *	124,861	2,300

EP Energy Corp., Class A *	613,516	2,914

Forum Energy Technologies, Inc. *	215,020	4,451

Hallador Energy Co.	40,031	321

Matrix Service Co. *	88,201	1,455

McDermott International, Inc. *	865,541	5,843

Natural Gas Services Group, Inc. *	193,259	5,034

Newpark Resources, Inc. *	906,936	7,346

Oasis Petroleum, Inc. *	617,381	8,804

Oil States International, Inc. *	168,943	5,601

Parker Drilling Co. *	393,406	689

PDC Energy, Inc. *	317,981	19,826

PHI, Inc. (Non Voting) *	38,085	456

RSP Permian, Inc. *	175,789	7,283

SEACOR Holdings, Inc. *	60,755	4,204

SemGroup Corp., Class A	149,106	5,368

SRC Energy, Inc. *	579,456	4,891

Western Refining, Inc.	247,733	8,688

World Fuel Services Corp.	48,121	1,744
		119,555

Passenger Transportation – 0.2%

Hawaiian Holdings, Inc. *	46,866	2,177

SkyWest, Inc.	174,905	5,991
		8,168

Real Estate – 0.0%

RMR Group (The), Inc., Class A	2,128	105

Real Estate Investment Trusts – 10.5%

Acadia Realty Trust	353,115	10,615

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Real Estate Investment Trusts – 10.5% – continued

Agree Realty Corp.	197,681	$9,481

American Assets Trust, Inc.	105,653	4,421

Capstead Mortgage Corp.	677,378	7,140

CBL & Associates Properties, Inc.	387,825	3,700

Chatham Lodging Trust	23,215	458

Chesapeake Lodging Trust	382,107	9,155

CorEnergy Infrastructure Trust, Inc.	38,074	1,286

Corporate Office Properties Trust	114,667	3,795

Cousins Properties, Inc.	847,359	7,008

DCT Industrial Trust, Inc.	12,344	594

DiamondRock Hospitality Co.	1,389,037	15,488

DuPont Fabros Technology, Inc.	292,778	14,519

Education Realty Trust, Inc.	272,333	11,125

First Industrial Realty Trust, Inc.	436,209	11,616

Franklin Street Properties Corp.	832,571	10,107

GEO Group (The), Inc.	419,053	19,431

Gramercy Property Trust	310,795	8,174

Healthcare Realty Trust, Inc.	413,658	13,444

Hersha Hospitality Trust	55,582	1,044

Independence Realty Trust, Inc.	202,937	1,902

Kite Realty Group Trust	157,703	3,391

LaSalle Hotel Properties	870,575	25,203

LTC Properties, Inc.	372,828	17,858

Mack-Cali Realty Corp.	321,335	8,657

Medical Properties Trust, Inc.	1,641,688	21,161

MFA Financial, Inc.	931,472	7,526

Monmouth Real Estate Investment Corp.	87,050	1,242

Monogram Residential Trust, Inc.	819,339	8,169

National Health Investors, Inc.	138,209	10,038

New Residential Investment Corp.	846,662	14,376

New York Mortgage Trust, Inc.	386,749	2,386

One Liberty Properties, Inc.	122,588	2,864

Parkway, Inc.	105,920	2,107

Pebblebrook Hotel Trust	190,686	5,570

Pennsylvania Real Estate Investment Trust	510,664	7,731

Piedmont Office Realty Trust, Inc., Class A	264,076	5,646

PS Business Parks, Inc.	78,286	8,984

Ramco-Gershenson Properties Trust	455,379	6,384

Regency Centers Corp.	252,591	16,770

RLJ Lodging Trust	823,898	19,370

Sabra Health Care REIT, Inc.	193,686	5,410

Select Income REIT	231,267	5,964

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Real Estate Investment Trusts – 10.5% – continued

Sun Communities, Inc.	2,415	$194

Sunstone Hotel Investors, Inc.	784,852	12,032

Washington Real Estate Investment Trust	167,139	5,228

Weingarten Realty Investors	183,935	6,142

Winthrop Realty Trust *	35,149	275
		395,181

Recreational Facilities & Services – 0.9%

AMC Entertainment Holdings, Inc., Class A	78,922	2,482

International Speedway Corp., Class A	232,878	8,605

Marcus (The) Corp.	355,233	11,403

Speedway Motorsports, Inc.	23,692	446

Vail Resorts, Inc.	65,701	12,608
		35,544

Renewable Energy – 1.0%

Advanced Energy Industries, Inc. *	183,456	12,578

EnerSys	116,966	9,233

Green Plains, Inc.	113,871	2,818

Pacific Ethanol, Inc. *	107,078	734

REX American Resources Corp. *	116,111	10,507

Vivint Solar, Inc. *	295,172	826
		36,696

Retail – Consumer Staples – 0.5%

Casey’s General Stores, Inc.	80,436	9,029

Ingles Markets, Inc., Class A	39,011	1,683

PriceSmart, Inc.	24,871	2,293

SpartanNash Co.	127,794	4,472

Weis Markets, Inc.	30,075	1,794
		19,271

Retail – Discretionary – 1.8%

Barnes & Noble, Inc.	218,953	2,025

Boot Barn Holdings, Inc. *	89,380	884

Caleres, Inc.	77,928	2,059

Children’s Place (The), Inc.	29,496	3,541

Citi Trends, Inc.	8,924	152

Ethan Allen Interiors, Inc.	238,595	7,313

Genesco, Inc. *	70,125	3,888

Group 1 Automotive, Inc.	171,227	12,684

Haverty Furniture Cos., Inc.	210,926	5,136

Office Depot, Inc.	2,170,744	10,127

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Retail – Discretionary – 1.8% – continued

Rush Enterprises, Inc., Class A *	251,749	$8,328

Shoe Carnival, Inc.	190,334	4,677

Sonic Automotive, Inc., Class A	296,496	5,945
		66,759

Semiconductors – 2.3%

Amkor Technology, Inc. *	891,993	10,338

Brooks Automation, Inc.	759,028	17,002

Cavium, Inc. *	28,263	2,025

Cirrus Logic, Inc. *	67,779	4,114

Coherent, Inc. *	14,409	2,963

Cohu, Inc.	14,739	272

Diodes, Inc. *	135,264	3,253

Entegris, Inc. *	1,108,042	25,928

FormFactor, Inc. *	101,555	1,203

II-VI, Inc. *	71,751	2,587

IXYS Corp.	27,755	404

Photronics, Inc. *	236,754	2,533

Power Integrations, Inc.	39,485	2,596

Semtech Corp. *	56,022	1,894

Ultra Clean Holdings, Inc. *	174,540	2,945

Vishay Intertechnology, Inc.	209,183	3,441

Xcerra Corp. *	228,601	2,032

Xperi Corp.	62,291	2,115
		87,645

Software – 0.6%

Acxiom Corp. *	310,589	8,842

Blackbaud, Inc.	33,854	2,596

Donnelley Financial Solutions, Inc. *	1,595	31

Ebix, Inc.	63,385	3,882

MicroStrategy, Inc., Class A *	14,881	2,795

Progress Software Corp.	158,628	4,608

Sapiens International Corp. N.V.	26,152	337
		23,091

Specialty Finance – 2.6%

Air Lease Corp.	254,572	9,865

Aircastle Ltd.	426,609	10,294

Encore Capital Group, Inc. *	141,274	4,351

First American Financial Corp.	683,457	26,846

GATX Corp.	147,479	8,990

HomeStreet, Inc. *	87,149	2,436

Marlin Business Services Corp.	18,958	488

Meta Financial Group, Inc.	6,586	583

MGIC Investment Corp. *	1,208,186	12,239

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Specialty Finance – 2.6% – continued

Nelnet, Inc., Class A	384,937	$16,883

Ocwen Financial Corp. *	476,295	2,605

World Acceptance Corp. *	23,105	1,197
		96,777

Technology Services – 2.0%

CACI International, Inc., Class A *	251,002	29,442

Convergys Corp.	990,683	20,953

CSG Systems International, Inc.	36,330	1,374

Cubic Corp.	147,233	7,774

Engility Holdings, Inc. *	60,551	1,752

Fair Isaac Corp.	39,925	5,148

ICF International, Inc. *	62,141	2,566

ManTech International Corp., Class A	86,647	3,001

Perficient, Inc. *	41,508	721

Sykes Enterprises, Inc. *	141,034	4,146

TeleTech Holdings, Inc.	27,183	805
		77,682

Telecom – 0.5%

ATN International, Inc.	9,433	664

DigitalGlobe, Inc. *	220,368	7,217

IDT Corp., Class B	12,552	160

Intelsat S.A. *	64,486	268

Iridium Communications, Inc. *	138,307	1,335

Lumos Networks Corp. *	12,728	225

Shenandoah Telecommunications Co.	59,291	1,663

Telephone & Data Systems, Inc.	240,345	6,371
		17,903

Transportation & Logistics – 1.4%

ArcBest Corp.	84,273	2,191

Ardmore Shipping Corp.	102,474	825

DHT Holdings, Inc.	300,820	1,345

Dorian LPG Ltd. *	93,685	987

Gener8 Maritime, Inc. *	116,585	661

Marten Transport Ltd.	82,511	1,935

Mobile Mini, Inc.	388,710	11,856

Navigator Holdings Ltd. *	17,401	239

Navios Maritime Acquisition Corp.	161,030	277

Nordic American Tankers Ltd.	341,796	2,796

Roadrunner Transportation Systems, Inc. *	100,050	687

Saia, Inc. *	206,954	9,168

Scorpio Tankers, Inc.	98,058	435

Ship Finance International Ltd.	826,031	12,143

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.2% – continued

Transportation & Logistics – 1.4% – continued

Teekay Corp.	222,157	$2,033

Teekay Tankers Ltd., Class A	371,530	762

Tsakos Energy Navigation Ltd.	43,101	206

Universal Logistics Holdings, Inc.	19,458	279

Werner Enterprises, Inc.	163,974	4,296
		53,121

Transportation Equipment – 0.2%

American Railcar Industries, Inc.	25,098	1,031

Greenbrier (The) Cos., Inc.	149,252	6,433
		7,464

Utilities – 6.2%

ALLETE, Inc.	284,624	19,272

Avista Corp.	505,984	19,758

El Paso Electric Co.	357,440	18,051

Great Plains Energy, Inc.	272,307	7,957

IDACORP, Inc.	341,548	28,335

NorthWestern Corp.	261,290	15,338

NRG Yield, Inc., Class A	111,892	1,946

ONE Gas, Inc.	186,416	12,602

Otter Tail Corp.	201,564	7,639

PNM Resources, Inc.	434,615	16,081

Portland General Electric Co.	324,938	14,434

SJW Group	9,822	473

South Jersey Industries, Inc.	280,280	9,992

Southwest Gas Holdings, Inc.	337,378	27,972

Spire, Inc.	157,827	10,653

WGL Holdings, Inc.	274,798	22,679
		233,182

Waste & Environment Services & Equipment – 0.5%

Cantel Medical Corp.	159,402	12,768

Tetra Tech, Inc.	130,092	5,314
		18,082
Total Common Stocks
(Cost $2,333,354)		3,559,072

MASTER LIMITED PARTNERSHIPS – 0.2%

Asset Management – 0.2%

Compass Diversified Holdings	404,820	6,720
Total Master Limited Partnerships
(Cost $5,477)		6,720

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0% (1)

Escrow DLB Oil & Gas *	2,100	$–

Escrow Gerber Scientific, Inc. *	264,734	–
Total Other
(Cost $–)		–

INVESTMENT COMPANIES – 6.3%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (2)(3)	238,728,476	238,728
Total Investment Companies
(Cost $238,728)		238,728

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.76%, 8/17/17 (4)(5)	$11,909	$11,874
Total Short-Term Investments
(Cost $11,875)		11,874

Total Investments – 101.0%
(Cost $2,589,434)		3,816,394

Liabilities less Other Assets – (1.0%)		(39,343)
NET ASSETS – 100.0%		$3,777,051

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day yield as of March 31, 2017 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	123	$14,509	Long	6/17	$(14)
Russell 2000 Mini Index	2,473	171,181	Long	6/17	2,467

Total					$2,453

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued	MARCH 31, 2017

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	8.6%
Consumer Staples	2.6
Energy	4.4
Financials	30.8
Health Care	5.0
Industrials	14.3
Information Technology	11.6
Materials	5.6
Real Estate	10.2
Telecommunication Services	0.3
Utilities	6.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Real Estate Investment Trusts	$394,906	$275	$–	$395,181
All Other Industries (1)	3,163,891	–	–	3,163,891
Total Common Stocks	3,558,797	275	–	3,559,072
Master Limited Partnerships (1)	6,720	–	–	6,720
Investment Companies	238,728	–	–	238,728
Short-Term Investments	–	11,874	–	11,874
Total Investments	$3,804,245	$12,149	$–	$3,816,394

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$2,467	$–	$–	$2,467
Liabilities
Futures Contracts	(14)	–	–	(14)
Total Other Financial Instruments	$2,453	$–	$–	$2,453

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND	MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0%

Biotechnology & Pharmaceuticals – 17.8%

Alexion Pharmaceuticals, Inc. *	17,837	$2,162

Allergan PLC	11,068	2,644

Biogen, Inc. *	9,073	2,481

Bristol-Myers Squibb Co.	33,297	1,811

Celgene Corp. *	12,818	1,595

Pfizer, Inc.	30,760	1,052

Shire PLC ADR	10,572	1,842
		13,587

Commercial Services – 1.6%

HMS Holdings Corp. *	61,679	1,254

Hardware – 6.0%

Apple, Inc.	26,459	3,801

Nutanix, Inc., Class A *	40,185	754
		4,555

Health Care Facilities & Services – 8.9%

AmerisourceBergen Corp.	16,036	1,419

Community Health Systems, Inc. *	70,201	622

Express Scripts Holding Co. *	46,650	3,075

LifePoint Health, Inc. *	26,042	1,706
		6,822

Media – 10.5%

Alphabet, Inc., Class A *	2,023	1,715

Alphabet, Inc., Class C *	2,909	2,413

Facebook, Inc., Class A *	18,602	2,643

Priceline Group (The), Inc. *	726	1,292
		8,063

Medical Equipment & Devices – 11.0%

Abbott Laboratories	52,579	2,335

Baxter International, Inc.	22,080	1,145

Edwards Lifesciences Corp. *	10,676	1,004

Spectranetics (The) Corp. *	31,369	914

Wright Medical Group N.V. *	18,597	579

Zimmer Biomet Holdings, Inc.	20,038	2,447
		8,424

Retail – Discretionary – 1.7%

eBay, Inc. *	38,069	1,278

Semiconductors – 10.1%

Applied Materials, Inc.	26,278	1,022

Broadcom Ltd.	5,737	1,256

Intel Corp.	40,814	1,472

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.0% – continued

Semiconductors – 10.1% – continued

Lam Research Corp.	9,954	$1,278

NXP Semiconductors N.V. *	13,048	1,351

QUALCOMM, Inc.	23,524	1,349
		7,728

Software – 21.7%

Activision Blizzard, Inc.	24,423	1,218

Imperva, Inc. *	12,525	514

Microsoft Corp.	56,402	3,715

Oracle Corp.	63,665	2,840

Proofpoint, Inc. *	9,338	695

Qualys, Inc. *	22,270	844

Red Hat, Inc. *	32,983	2,853

salesforce.com, Inc. *	33,268	2,744

ServiceNow, Inc. *	7,044	616

Splunk, Inc. *	9,060	564
		16,603

Specialty Finance – 7.6%

Alliance Data Systems Corp.	7,213	1,796

Mastercard, Inc., Class A	8,734	982

PayPal Holdings, Inc. *	44,986	1,935

R1 RCM, Inc. *	361,270	1,117
		5,830

Technology Services – 2.1%

Cognizant Technology Solutions Corp., Class A *	26,621	1,584
Total Common Stocks
(Cost $57,925)		75,728

INVESTMENT COMPANIES – 0.6%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (1)(2)	456,574	457
Total Investment Companies
(Cost $457)		457

Total Investments – 99.6%
(Cost $58,382)		76,185

Other Assets less Liabilities – 0.4%		279
NET ASSETS – 100.0%		$76,464

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2017 is disclosed.

*	Non-Income Producing Security

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND continued	MARCH 31, 2017

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	1.7%
Health Care	41.2
Information Technology	57.1
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$75,728	$–	$–	$75,728
Investment Companies	457	–	–	457
Total Investments	$76,185	$–	$–	$76,185

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2017

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2017, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Income Equity, International Equity, Large Cap Core, Large Cap Equity, Large Cap Value, Small Cap Core, Small Cap Value and Technology Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2017, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Income Equity	Long/Short	Hedging/Liquidity

International Equity	Long	Liquidity

Large Cap Core	Long	Liquidity

Large Cap Value	Long	Liquidity

Small Cap Core	Long	Liquidity

Small Cap Value	Long	Liquidity

At March 31, 2017, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Income Equity, Large Cap Core, Large Cap Value, Small Cap Core and Small Cap Value Funds was approximately $130,000, $190,000, $149,000, $231,000, and $11,874,000, respectively. At March 31, 2017, the aggregate fair value of foreign currencies to cover margin requirements for open positions for the International Equity Fund was approximately $8,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on written options on the Statements of Operations, if applicable.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty nonperformance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security of

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EQUITY FUNDS

MARCH 31, 2017

currency at a price different from the current fair value. No option contracts were held or written by the Funds during the fiscal year ended March 31, 2017.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2017.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees were less than $1,000 for the fiscal years ended March 31, 2017 and 2016 for the International Equity Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share for both fiscal years.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Income Equity	Monthly
International Equity	Annually
Large Cap Core	Quarterly
Large Cap Equity	Quarterly
Large Cap Value	Annually
Small Cap Core	Annually
Small Cap Value	Annually
Technology	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2017, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
International Equity	$(346)	$(2,042)	$2,388
Large Cap Core	–	2,299	(2,299)
Large Cap Equity	–	(64)	64
Small Cap Core	3	(3)	–
Small Cap Value	(825)	825	–
Technology	494	(494)	–

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2016 through the fiscal year ended March 31, 2017, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Large Cap Equity	$553
Technology	285

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2017, the capital loss carryforwards for U.S. federal income tax purposes and their respective year of expiration were as follows:

Amounts in thousands	MARCH 31, 2018
International Equity	$130,517	*
Large Cap Core	9,392	*
Large Cap Value	60,877

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2018.

The Funds in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

During the fiscal year ended March 31, 2017, the International Equity, Large Cap Core and Large Cap Value Funds utilized approximately $10,882,000, $1,321,000 and $8,338,000, respectively, in capital loss carryforwards.

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EQUITY FUNDS

MARCH 31, 2017

The International Equity, Large Cap Core, and Large Cap Equity Funds had approximately $28,523,000, $2,299,000 and $17,639,000, respectively, of capital loss carryforwards expire during the fiscal year ended March 31, 2017.

There were no post-enactment losses for the fiscal year ended March 31, 2017.

At March 31, 2017, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Income Equity	$34	$617	$44,941
International Equity	775	-	11,980
Large Cap Core	1,742	1,062	13,985
Large Cap Equity	2	3,625	32,828
Large Cap Value	612	-	5,991
Small Cap Core	1,761	2,734	134,478
Small Cap Value	9,293	78,847	1,211,856
Technology	12	2,269	17,747

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Income Equity	$4,902	$2,136
International Equity	2,400	-
Large Cap Core	2,521	-
Large Cap Equity	1,729	10,586
Large Cap Value	1,400	-
Small Cap Core	3,266	209
Small Cap Value	36,489	44,975
Technology	218	2,827

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Income Equity	$5,770	$8,579
International Equity	3,400	-
Large Cap Core	2,783	-
Large Cap Equity	1,107	2,879
Large Cap Value	1,545	-
Small Cap Core	1,903	8,668
Small Cap Value	35,405	84,942
Technology	68	9,404

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2017, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. Effective April 1, 2017, the Service Plan was amended to permit an annual rate up to 0.15 percent of the average daily net assets of the Funds. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2017.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2017.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds entered into a $250,000,000 senior unsecured revolving credit facility on November 23, 2015, which expired on November 21, 2016 and was administered by Citibank, N.A., for liquidity and other purposes (the “Prior Credit Facility”). The interest rate charged under the Prior Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Prior Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Prior Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Prior Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

During the fiscal year ended March 31, 2017, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE
Income Equity	$1,333	1.62%
International Equity	336	1.60%
Large Cap Core	150	1.52%
Large Cap Equity	200	1.52%

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2017.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2017, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS
Large Cap Core	0.44%	0.45%
Small Cap Core	0.74%	0.65%
Small Cap Value	0.95%	1.00%

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Income Equity	0.95%	0.922%	0.894%	1.00%
International Equity	1.00%	0.97%	0.941%	0.50%
Large Cap Equity	0.83%	0.805%	0.781%	0.85%
Large Cap Value	0.83%	0.805%	0.781%	0.55%
Technology	1.10%	1.067%	1.035%	1.25%

Prior to June 15, 2016, the contractual expense limitations for the Large Cap Core, Large Cap Value and Small Cap Core Funds were based on the annual rates set forth in the table below.

CONTRACTUAL EXPENSE LIMITATIONS
Large Cap Core	0.60%
Large Cap Value	0.85%
Small Cap Core	0.75%

Prior to January 1, 2017, the contractual expense limitation for the International Equity Fund was based on the annual rate set forth in the table below.

CONTRACTUAL EXPENSE LIMITATIONS
International Equity	1.06%

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EQUITY FUNDS

MARCH 31, 2017

The contractual expense limitations for the Income Equity, Large Cap Equity, Small Cap Value and Technology Funds remained the same throughout the fiscal year ended March 31, 2017. There was no change to the annual management fee rates shown above. The contractual reimbursement arrangements are expected to continue until at least July 31, 2017 with respect to all Funds other than the International Equity Fund, and until at least January 1, 2018 with respect to the International Equity Fund. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2017, the uninvested cash of the Funds is invested in the Northern Institutional Funds Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2017, the following Fund engaged in purchases and/or sales of securities from an affiliated entity.

Amounts in thousands	PURCHASES	SALES*

International Equity	$-	$22

*	During the fiscal year ended March 31, 2017, the realized gain (loss) associated with these transactions was approximately $2,000.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Income Equity	$-	$74,235	$-	$105,610

International Equity	-	151,897	-	168,845

Large Cap Core	-	89,248	-	121,006

Large Cap Equity	-	31,322	-	49,022

Large Cap Value	-	64,678	-	74,634

Small Cap Core	-	159,816	-	70,612

Small Cap Value	-	509,490	-	361,320

Technology	-	30,734	-	41,150

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in REITs and PFICs.

At March 31, 2017, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES

Income Equity	$48,893	$(3,952)	$44,941	$185,228

International Equity	14,267	(2,256)	12,011	140,385

Large Cap Core	17,324	(3,339)	13,985	113,867

Large Cap Equity	35,115	(2,288)	32,827	86,912

Large Cap Value	8,708	(2,716)	5,992	87,975

Small Cap Core	144,976	(10,497)	134,479	355,683

Small Cap Value	1,235,599	(23,743)	1,211,856	2,604,538

Technology	21,094	(3,348)	17,746	58,439

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Income Equity	2,096	$26,683	415	$5,326	(4,894)	$(62,097)	(2,383)	$(30,088)

International Equity	2,213	18,556	60	510	(4,047)	(34,243)	(1,774)	(15,177)

Large Cap Core	724	11,280	116	1,853	(2,901)	(45,907)	(2,061)	(32,774)

Large Cap Equity	196	4,171	515	10,593	(1,005)	(21,510)	(294)	(6,746)

Large Cap Value	699	9,789	69	1,036	(1,478)	(21,083)	(710)	(10,258)

Small Cap Core	10,921	228,033	72	1,698	(6,609)	(147,268)	4,384	82,463

Small Cap Value	48,142	1,087,106	3,251	78,714	(41,100)	(918,339)	10,293	247,481

Technology	110	2,318	137	2,828	(590)	(12,485)	(343)	(7,339)

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Income Equity	2,705	$33,317	963	$11,556	(10,117)	$(124,393)	(6,449)	$(79,520)

International Equity	4,004	33,336	84	695	(7,767)	(66,071)	(3,679)	(32,040)

Large Cap Core	1,814	27,258	119	1,778	(3,386)	(51,100)	(1,453)	(22,064)

Large Cap Equity	352	7,637	155	3,285	(1,109)	(24,263)	(602)	(13,341)

Large Cap Value	840	11,326	93	1,192	(1,526)	(20,227)	(593)	(7,709)

Small Cap Core	7,456	155,087	472	9,272	(4,443)	(88,378)	3,485	75,981

Small Cap Value	40,522	816,723	6,023	116,606	(38,670)	(779,706)	7,875	153,623

EQUITY FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2017

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Technology	254	$5,857	434	$8,936	(543)	$(11,979)	145	$2,814

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
Income Equity	Northern Institutional Funds - Government Assets Portfolio*	$3,007	$42,988	$43,490	$–	$–	$7	$2,505
International Equity	Northern Institutional Funds - Government Assets Portfolio*	89	42,206	41,769	–	–	3	$526
Large Cap Core	Northern Institutional Funds - Government Assets Portfolio*	1,541	21,924	22,040	–	–	2	$1,425
Large Cap Equity	Northern Institutional Funds - Government Assets Portfolio*	863	18,528	18,820	–	–	2	$571
Large Cap Value	Northern Institutional Funds - Government Assets Portfolio*	717	14,799	14,381	–	–	2	$1,135
Small Cap Core	Northern Institutional Funds - Government Assets Portfolio*	6,598	231,007	234,530	–	–	29	$3,075
Small Cap Value	Northern Institutional Funds - Government Assets Portfolio*	140,364	650,731	552,367	–	–	386	$238,728
Technology	Northern Institutional Funds - Government Assets Portfolio*	449	16,264	16,256	–	–	3	$457

*	Prior to October 1, 2016, the Government Assets Portfolio was named the Diversified Assets Portfolio.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2017:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE
Income Equity	Equity contracts	Net Assets – Net unrealized appreciation	$–		Net Assets – Net unrealized depreciation	$(6	)*
International Equity	Equity contracts	Net Assets – Net unrealized appreciation	25	*	Net Assets – Net unrealized depreciation	(17	)*
Large Cap Core	Equity contracts	Net Assets – Net unrealized appreciation	2	*	Net Assets – Net unrealized depreciation	–
Large Cap Value	Equity contracts	Net Assets – Net unrealized appreciation	–		Net Assets – Net unrealized depreciation	(1	)*
Small Cap Core	Equity contracts	Net Assets – Net unrealized appreciation	55	*	Net Assets – Net unrealized depreciation	–

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE
Small Cap Value	Equity contracts	Net Assets –Net unrealized appreciation	$2,467	*	Net Assets –Net unrealized depreciation	$(14	)*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2017:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Income Equity	Equity contracts	Net realized gains (losses) on futures contracts	$(326)
Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	232
Large Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	232
Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	2,743
Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	36,013

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Income Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$152
International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	8
Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(59)
Large Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(30)
Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(221)
Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(2,189)

Volume of derivative activity for the fiscal year ended March 31, 2017*:

	EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Income Equity	17	$1,207
International Equity	10	283
Large Cap Core	53	408
Large Cap Value	51	281
Small Cap Core	86	2,146
Small Cap Value	195	7,014

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

EQUITY FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2017

12. LEGAL PROCEEDINGS

In 2007, the Large Cap Core Fund and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. On June 2, 2011, the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit and named Northern Funds as a defendant in the U.S. District Court for the Southern District of New York (Deutsche Bank Trust Co. et al. v. Sirius International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The former shareholder defendants filed motions to dismiss, each of which was granted by the District Court. The District Court’s order dismissing the actions by the individual creditor was affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual creditor actions have filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court, which Petition remains pending. The motion to dismiss the Committee Action was also granted by the District Court. It is expected that the Plaintiff in the Committee Action will seek appellate review in the Second Circuit Court of Appeals.

The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Funds’ net asset value. The Funds intend to vigorously defend these actions.

13. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X is August 1, 2017 while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure except for the items noted below:

At a Board meeting held on May 17, 2017, the Board approved the liquidation and termination of the Technology Fund on or about July 28, 2017. The liquidation date may be changed at the discretion of the Trust’s officers.

The Board also approved the reorganization of the Large Cap Equity Fund with and into the Large Cap Core Fund on or about July 21, 2017 or such other date as the Board or an authorized officer of the Trust may determine.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY FUNDS

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Equity Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and Technology Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 23, 2017

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2017 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2017 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

QDI PERCENTAGE
Income Equity	100.00%
International Equity	100.00%
Large Cap Core	100.00%
Large Cap Equity	55.97%
Large Cap Value	100.00%
Small Cap Core	91.85%
Small Cap Value	89.89%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2017 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Income Equity	100.00%
International Equity	1.75%
Large Cap Core	100.00%
Large Cap Equity	55.97%
Large Cap Value	100.00%
Small Cap Core	85.30%
Small Cap Value	89.89%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
International Equity	$0.0179	$0.2299

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2016, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
15%
Income Equity	$0.120605
Large Cap Equity	1.963101
Small Cap Core	0.009557
Small Cap Value	0.301205
Technology	0.840021

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2017:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Income Equity	$617
Large Cap Core	1,062
Large Cap Equity	3,625
Small Cap Core	2,734
Small Cap Value	78,847
Technology	2,269

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2016 - 3/31/2017” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 79), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 83), which may result in different expense ratios in the Financial Highlights.

Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INCOME EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	1.01%	$1,000.00	$1,089.50	$5.26
Hypothetical**	1.01%	$1,000.00	$1,019.90	$5.09

INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.79%	$1,000.00	$1,062.50	$4.06
Hypothetical**	0.79%	$1,000.00	$1,020.99	$3.98

LARGE CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.46%	$1,000.00	$1,090.70	$2.40
Hypothetical**	0.46%	$1,000.00	$1,022.64	$2.32

LARGE CAP EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.86%	$1,000.00	$1,067.10	$4.43
Hypothetical**	0.86%	$1,000.00	$1,020.64	$4.33

LARGE CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.58%	$1,000.00	$1,116.20	$3.06
Hypothetical**	0.58%	$1,000.00	$1,022.04	$2.92

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

EQUITY FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2017 (UNAUDITED)

SMALL CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.65%	$1,000.00	$1,108.80	$3.42
Hypothetical**	0.65%	$1,000.00	$1,021.69	$3.28

SMALL CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	1.00%	$1,000.00	$1,129.40	$5.31
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

TECHNOLOGY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	1.27%	$1,000.00	$1,075.50	$6.57
Hypothetical**	1.27%	$1,000.00	$1,018.60	$6.39

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 67 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 60 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 60 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

EQUITY FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2017 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 60 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Trustee of Rush University Medical Center since November 2009;

•  Director, Miami Corporation since November 2015.

• None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow since 2016;

•  Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

EQUITY FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2017 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY FUNDS

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

EQUITY FUNDS

INCOME EQUITY FUND2,4

INTERNATIONAL EQUITY FUND1,2,3

LARGE CAP CORE FUND2,5

LARGE CAP EQUITY FUND2,5

LARGE CAP VALUE FUND2,5

SMALL CAP CORE FUND2,7

SMALL CAP VALUE FUND2,7

TECHNOLOGY FUND2,6,7,8

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 High-Yield Risk: High yield fixed-income securities will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value.

5 Large Cap Risk: The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

6 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

7 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

8 Technology Sector Risk: Securities of technology companies may be subject to greater price volatility than securities of companies in other market sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower prices.

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

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EQUITY FUNDS

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EQUITY FUNDS

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NORTHERN FUNDS ANNUAL REPORT	99	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	EMERGING MARKETS EQUITY INDEX FUND
Ticker Symbol: NOEMX

38	GLOBAL REAL ESTATE INDEX FUND
Ticker Symbol: NGREX

48	GLOBAL SUSTAINABILITY INDEX FUND
Ticker Symbol: NSRIX

62	INTERNATIONAL EQUITY INDEX FUND
Ticker Symbol: NOINX

77	MID CAP INDEX FUND
Ticker Symbol: NOMIX

84	SMALL CAP INDEX FUND
Ticker Symbol: NSIDX

111	STOCK INDEX FUND
Ticker Symbol: NOSIX

119	NOTES TO THE FINANCIAL STATEMENTS

133	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

134	TAX INFORMATION

135	FUND EXPENSES

137	TRUSTEES AND OFFICERS

143	INVESTMENT CONSIDERATIONS

144	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about the Northern Funds’ investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2017, the Emerging Markets Equity Index Fund returned 17.30%, compared with 17.21% for the Fund’s benchmark, the MSCI Emerging Markets Index. Emerging markets outperformed developed markets for the same period, as measured by the MSCI World Index return of 14.77%.

The top-performing countries in the MSCI Emerging Markets Index were Brazil, with a return of 43.19%, and Peru, with a return of 29.25%. The weakest country performances in the Index came from Turkey and Malaysia, which returned -16.31% and -7.66%, respectively. The top-performing sector was information technology, with a return of 30.61%, while the weakest sector performances came from health care, with a return of -1.99%, and consumer staples, with a return of 1.84%.

Emerging markets experienced a volatile 12 months as concerns regarding global growth and political stabilization weighed on markets around the world. While emerging markets experienced a positive start to the period, a surprise United Kingdom vote to leave the European Union (“Brexit”) caused an immediate drop in the global markets. Emerging markets rallied following Brexit, driven by extended easy monetary policy as well as continued economic growth and political stabilization. Equity markets in China, Korea and Brazil were all up more than 11% in the third quarter of 2016. The U.S. election added additional volatility to the markets as fears of possible trade wars – derived from President Trump’s campaign rhetoric – caused weak post-election returns. The beginning of 2017 gave way to an upswing in global growth and continued to be supported by developments in the United States. U.S. dollar weakness provided a favorable tailwind for returns, and lack of follow through on protectionist policies from the United States eased concerns for emerging market investors during the first quarter of 2017. China posted positive performance as worries regarding capital outflows eased and economic data stabilized. Poland posted the highest returns for the first quarter of 2017 as favorable economic data increased growth expectations there.

PORTFOLIO MANAGER

STEVEN J. SANTICCIOLI With Northern Trust since 2003

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/25/06
EMERGING MARKETS EQUITY INDEX FUND	17.30%	0.55%	1.99%	2.86%
MSCI EMERGING MARKETS INDEXSM	17.21	0.80	2.72	3.66

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned 2.81% during the 12-month reporting period ended March 31, 2017, closely tracking the Fund’s benchmark, the FTSE® EPRA®/NAREIT® Global Index, which returned 2.06% for the same period. Real estate securities underperformed the broader market as measured by the MSCI ACWI® Index, which returned 15.04% for the same period.

The U.S. listed real estate market was a positive contributor to performance, returning 2.07% for the reporting period. The top-performing countries over the 12-month reporting period ended March 31, 2017 were Chile and Brazil, returning 47.06% and 38.61%, respectively. Egypt and Turkey were the bottom-performing countries for the 12-month reporting period ended March 31, 2017, with returns of -45.56% and -19.70%, respectively.

Global real estate securities finished the 12-month period with a modest positive return, although the period was far from uneventful. In late June 2016, the market experienced significant volatility, largely related to the surprise result of the United Kingdom referendum on leaving the European Union. International developed markets strengthened in the third quarter, as an Organization of Petroleum Exporting Countries announcement signaled that production cuts would be implemented in November 2016, sending energy prices higher. Sentiment was further boosted as Japan shifted toward a more market-friendly approach to monetary policy that was less focused on negative interest rates. Equity markets rallied following the U.S. election in November 2016, driven by the prospect of Republican pro-growth initiatives including tax reform, reduced regulation and increased infrastructure spending. Against this backdrop, in December 2016 the U.S. Federal Reserve implemented a much anticipated follow-up to its initial December 2015 increase in the federal funds rate, while projecting three hikes in 2017. Investors pushed interest rates upwards in anticipation of higher growth and inflation, leading to post-U.S. election dollar strength against the euro and the Japanese yen. International markets started 2017 with increasingly positive economic releases from the Eurozone countries. The European Central Bank revised upward its 2017 and 2018 growth and inflation projections, and signaled a reduced need for stimulus going forward. U.S. equities continued to make gains into early 2017 before trailing off in March as the Republicans’ failed efforts at health care reform called into question the prospects for the rest of President Trump’s agenda.

PORTFOLIO MANAGER

THOMAS O’BRIEN With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 07/26/06
GLOBAL REAL ESTATE INDEX FUND	2.81%	7.00%	0.65%	3.06%
FTSE® EPRA®/NAREIT® GLOBAL INDEX	2.06	6.86	0.70	3.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The FTSE® EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE® EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 38 countries worldwide.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2017, the Global Sustainability Index Fund returned 13.55%, closely tracking its benchmark, the MSCI World ESG Index (“Index”), which returned 13.14% for the same period. The MSCI World ESG Index underperformed the broader market, as gauged by the MSCI World Index return of 14.77%.

The United States, which makes up more than 50% of the Index, returned 15.32% over the reporting period. For the 12-month reporting period ended March 31, 2017, Austria, Finland, and Israel were the top-performing countries, returning 45.55%, 29.40% and 22.99%, respectively. Japan, which makes up approximately 9% of the Index, returned 14.25%, while the United Kingdom (“UK”), at approximately 6% of the Index, returned -2.86%.

Global equities experienced strong performance for the 12-month reporting period, although the period was far from uneventful. In late June 2016, the market experienced significant volatility, largely related to the surprise result of the UK referendum on leaving the European Union. International developed markets strengthened in the third quarter of 2016, as an Organization of Petroleum Exporting Countries announcement signaled that production cuts would be implemented in November, sending energy prices higher. Sentiment was further boosted as Japan shifted toward a more market-friendly approach to monetary policy that was less focused on negative interest rates. Equity markets rallied following the U.S. election in November 2016, driven by the prospect of Republican pro-growth initiatives including tax reform, reduced regulation and increased infrastructure spending. Against this backdrop, in December 2016 the U.S. Federal Reserve implemented a much anticipated follow-up to its initial December 2015 increase in the federal funds rate, while projecting three hikes in 2017. Investors pushed interest rates upwards in anticipation of higher growth and inflation, leading to post-U.S. election dollar strength against the euro and the Japanese yen. International markets started 2017 with increasingly positive economic releases from the Eurozone countries. The European Central Bank revised upward its 2017 and 2018 growth and inflation projections, and signaled a reduced need for stimulus going forward. U.S. equities continued to make gains into early 2017 before trailing off in March as the Republicans’ failed efforts at health care reform called into question the prospects for the rest of President Trump’s agenda.

PORTFOLIO MANAGER

THOMAS O’BRIEN With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 03/05/08
GLOBAL SUSTAINABILITY INDEX FUND	13.55%	5.20%	9.29%	4.85%
MSCI WORLD ESG INDEXSM	13.14	5.06	9.19	4.99

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI WORLD ESG IndexSM is a free float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed companies in Asia Pacific, Europe and the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2017, the International Equity Index Fund returned 12.07%, compared with 11.67% for the Fund’s benchmark, the MSCI EAFE® Index (“Index”). The MSCI EAFE Index underperformed the U.S. market as measured by the S&P 500® Index, which returned 17.17% for the 12-month reporting period.

The top-performing countries within the Index were Austria and Australia, returning 22.74% and 21.40%, respectively. The weakest country performances within the Index were seen in Israel and Denmark, which returned -11.87% and -8.79%, respectively. The top-performing sector was materials, with a return of 31.04%, followed by financials, which returned 20.71%. Telecommunication services had the weakest sector performance, returning -2.86% for the 12-month reporting period.

International developed markets experienced notable positive returns for the 12-month reporting period, despite experiencing significant volatility along the way. After a positive start to the period, the June 2016 surprise United Kingdom vote to leave the European Union caused an immediate drop in global markets. Slow growth continued to be a concern for both U.S. and international markets during the second quarter of 2016, and this helped to drive a continuation of accommodative monetary policies across global central banks and further declines in global bond yields. International developed markets strengthened in the third quarter of 2016, as an Organization of Petroleum Exporting Countries (“OPEC”) announcement signaled that oil production cuts would be implemented in November 2016, sending energy prices higher. Sentiment was also boosted as Japan shifted toward a more market-friendly approach to monetary policy that was less focused on negative interest rates. In the fourth quarter of 2016, a strengthening dollar moderated robust post-U.S. election local currency returns in overseas developed markets. In late November 2016, OPEC approved its first production cut in eight years, pushing crude oil prices through the $50 per barrel mark. International markets started 2017 with increasingly positive economic releases from the Eurozone countries. The European Central Bank revised its 2017 and 2018 growth and inflation projections upward, and signaled reduced need for stimulus going forward.

PORTFOLIO MANAGER

STEVEN J. SANTICCIOLI With Northern Trust since 2003

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05
INTERNATIONAL EQUITY INDEX FUND	12.07%	5.69%	0.86%	3.93%
MSCI EAFE® INDEX	11.67	5.83	1.05	4.14

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund returned 20.71% during the 12-month reporting period ended March 31, 2017, closely tracking the 20.92% return of its benchmark, the S&P MidCap 400® Index (“Index”), for the same period. The Index, which consists of U.S. mid-cap equities, outperformed the 17.17% return of large-cap equities, as measured by the S&P 500® Index.

Financials and information technology were the top-performing sectors in the S&P MidCap 400 Index, returning 31.82% and 30.89%, respectively. Telecommunication services, with a return of -9.96%, lagged most during the reporting period.

U.S. equities experienced strong performance during the 12-month reporting period, although the period was far from uneventful. In late June of 2016, the market experienced significant volatility, largely related to the surprise result of the United Kingdom referendum on leaving the European Union. While many investors had anticipated a second Federal Reserve (“Fed”) rate increase at its June 2016 meeting, continued weak economic data supported a further delay in the resumption of policy normalization. As speculation surrounding a Federal Reserve interest rate hike continued to mount in the third quarter 2016 investors remained skeptical that economic data would justify monetary policy tightening. U.S. equity markets rallied following the U.S. election in November 2016, driven by the prospect of Republican pro-growth initiatives including tax reform, reduced regulation and increased infrastructure spending. Against this backdrop, in December of 2016 the Federal Reserve finally implemented a follow-up to its initial December 2015 increase in the federal funds rate, while projecting three hikes in 2017. Investors pushed interest rates upwards in anticipation of higher growth and inflation, leading to post-U.S. election dollar strength against the euro and the Japanese yen. U.S. equities continued to make gains into early 2017, before trailing off in March 2017 as the Republicans’ failed efforts at health care reform called into question the prospects for the rest of President Trump’s agenda. March 2017 also saw the Fed implement another 25-basis-point increase in its benchmark overnight rate, from 0.75% to 1.00%, while projections remained for a total of three hikes in 2017 and three more in 2018.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/22/05
MID CAP INDEX FUND	20.71%	13.13%	8.71%	9.59%
S&P MIDCAP 400® INDEX	20.92	13.32	8.96	9.90

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned 26.11% during the 12-month reporting period ended March 31, 2017, compared to the 26.22% return of its benchmark, the Russell 2000® Index, for the same period. Small-cap stocks outperformed large caps, as gauged by the 17.40% return of the Russell 1000® Index for the reporting period.

Materials and financials, which returned 49.18% and 37.50%, respectively, were the top-performing sectors in the Russell 2000 Index. Telecommunication services and consumer discretionary were the weakest performing sectors, with returns of 4.02% and 9.24%, respectively.

U.S equities experienced strong performance for the 12-month reporting period, although the period was far from uneventful. In late June of 2016, the market experienced significant volatility, largely related to the surprise result of the United Kingdom referendum on leaving the European Union. While many investors had anticipated a second U.S. Federal Reserve (“Fed”) rate increase at its June 2016 meeting, continued weak economic data supported a further delay in the resumption of policy normalization. As speculation surrounding a Fed hike continued to mount in the third quarter 2016, investors remained skeptical that economic data would justify monetary policy tightening. U.S. equity markets rallied following the U.S. election in November 2016, driven by the prospect of Republican pro-growth initiatives including tax reform, reduced regulation and increased infrastructure spending. Against this backdrop, in December of 2016 the Fed finally implemented a follow-up to its initial December 2015 increase in the federal funds rate, while projecting three hikes in 2017. Investors pushed interest rates upwards in anticipation of higher growth and inflation, leading to post-election dollar strength against the euro and the Japanese yen. U.S. equities continued to make gains into early 2017, before trailing off in March 2017 as the Republicans’ failed efforts at health care reform called into question the prospects for the rest of President Trump’s agenda. March 2017 also saw the Fed implement another 25-basis-point increase in its benchmark overnight rate, from 0.75% to 1.00%, while projections remained for a total of three hikes in 2017 and three more in 2018.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 09/03/99
SMALL CAP INDEX FUND	26.11%	12.22%	6.89%	7.83%
RUSSELL 2000® INDEX	26.22	12.35	7.12	8.35

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies in the Russell 3000® Index based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund returned 17.06% during the 12-month reporting period ended March 31, 2017, compared with a return of 17.17% for the Fund’s benchmark, the S&P 500® Index. Large-cap equities underperformed mid caps as measured by the 20.92% return of the S&P MidCap 400® Index for the reporting period.

The financials and information technology sectors were the top-performing segments of the S&P 500 Index, with returns of 34.17% and 24.72%, respectively. Telecommunication services, with a return of 1.63%, lagged most during the reporting period.

U.S equities experienced strong performance for the 12-month reporting period ended March 31, 2017, although the period was far from uneventful. In late June of 2016, the market experienced significant volatility, largely related to the surprise result of the United Kingdom referendum on leaving the European Union. While many investors had anticipated a second U.S. Federal Reserve (“Fed”) rate increase at its June 2016 meeting, continued weak economic data supported a further delay in the resumption of policy normalization. As speculation surrounding a Fed hike continued to mount in the third quarter 2016, investors remained skeptical that economic data would justify monetary policy tightening. U.S. equity markets rallied following the U.S. election in November 2016, driven by the prospect of Republican pro-growth initiatives including tax reform, reduced regulation and increased infrastructure spending. Against this backdrop, in December of 2016 the Fed finally implemented a follow-up to its initial December 2015 increase in the federal funds rate, while projecting three hikes in 2017. Investors pushed interest rates upwards in anticipation of higher growth and inflation, leading to post-election dollar strength against the euro and the Japanese yen. U.S. equities continued to make gains into early 2017, before trailing off in March as the Republicans’ failed efforts at health care reform called into question the prospects for the rest of President Trump’s agenda. March 2017 also saw the Fed implement another 25 basis point increase in its benchmark overnight rate, from 0.75% to 1.00%, while projections remained for a total of three hikes in 2017 and three more in 2018.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/07/96
STOCK INDEX FUND	17.06%	13.18%	7.34%	7.74%
S&P 500® INDEX	17.17	13.30	7.51	8.22

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 143.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at value	$2,265,793	$1,850,265
Investments in affiliates, at value	20,524	18,248
Cash held at broker (restricted $1,043, $914, $220 and $0, respectively)	2,121	1,166
Foreign currencies held at broker, at value (restricted $178, $883, $168 and $2,882, respectively)	500 (1)	2,889 (1)
Foreign currencies, at value (cost $3,846, $10,281, $931 and $8,825, respectively)	3,896	10,356
Interest income receivable	–	–
Dividend income receivable	6,202	6,493
Receivable for foreign tax reclaimable	124	881
Receivable for securities sold	1,691	23
Receivable for variation margin on futures contracts	–	8
Receivable for fund shares sold	4,308	743
Receivable from investment adviser	27	8
Unrealized appreciation on forward foreign currency exchange contracts	–	88
Prepaid and other assets	1	1
Total Assets	2,305,187	1,891,169
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	170	17
Payable for securities purchased	7,172	415
Payable for variation margin on futures contracts	195	127
Payable for fund shares redeemed	501	536
Payable to affiliates:
Management fees	93	145
Custody fees	44	37
Shareholder servicing fees	98	42
Transfer agent fees	7	5
Trustee fees	7	6
Accrued other liabilities	85	42
Total Liabilities	8,372	1,372
Net Assets	$2,296,815	$1,889,797
ANALYSIS OF NET ASSETS:
Capital stock	$2,347,925	$2,181,553
Accumulated undistributed net investment income (loss)	(11,970)	(46,375)
Accumulated undistributed net realized gain (loss)	(412,421)	(586,632)
Net unrealized appreciation	373,281	341,251
Net Assets	$2,296,815	$1,889,797
Shares Outstanding ($.0001 par value, unlimited authorization)	214,967	189,133
Net Asset Value, Redemption and Offering Price Per Share	$10.68	$9.99
Investments, at cost	$1,893,509	$1,509,265
Investments in affiliates, at cost	20,524	18,248

(1)	Costs associated with foreign currencies held at broker are $502, $2,889, $576 and $4,209, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2017

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$287,876		$4,346,189		$2,135,635	$1,162,026	$7,411,328
6,182		8,207		42,668	25,388	123,230
361		18		–	–	–
571	(1)	4,215	(1)	–	–	–
943		8,795		–	–	–
–		–		–	1	–
633		18,942		2,035	1,308	8,019
292		13,792		–	–	–
–		2,309		201	2,063	–
19		89		5	68	–
584		2,703		3,203	382	5,540
5		34		13	5	25
24		416		–	–	–
1		3		2	–	5
297,491		4,405,712		2,183,762	1,191,241	7,548,147

–		120		–	–	–
1		2,618		4,865	5,732	163
25		213		–	–	302
1,007		745		2,785	1,857	2,798

10		152		54	29	115
8		82		6	10	17
10		30		40	26	36
1		13		6	3	22
3		15		6	7	24
19		57		37	20	91
1,084		4,045		7,799	7,684	3,568
$296,407		$4,401,667		$2,175,963	$1,183,557	$7,544,579

$233,775		$4,364,222		$1,641,382	$823,269	$4,136,713
1,172		14,701		5,533	2,249	2,109
(2,273)		(668,603)		31,963	10,732	(34,355)
63,733		691,347		497,085	347,307	3,440,112
$296,407		$4,401,667		$2,175,963	$1,183,557	$7,544,579
23,538		386,560		117,062	91,225	265,297
$12.59		$11.39		$18.59	$12.97	$28.44
$224,263		$3,654,654		$1,638,867	$815,195	$3,973,726
6,088		8,207		42,668	25,388	120,641

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:
Dividend income	$42,448 (1)	$57,732 (1)
Dividend income from investments in affiliates	49	51
Interest income	49	54
Total Investment Income	42,546	57,837
EXPENSES:
Management fees	3,961	7,647
Custody fees	1,733	1,756
Transfer agent fees	283	287
Registration fees	25	28
Printing fees	19	36
Professional fees	64	64
Shareholder servicing fees	382	232
Trustee fees	26	26
Interest expense	–	1
Other	39	33
Total Expenses	6,532	10,110
Less expenses reimbursed by investment adviser	(838)	(516)
Net Expenses	5,694	9,594
Net Investment Income	36,852	48,243
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(27,196)	(10,049)
Futures contracts	5,447	7,995
Foreign currency transactions	152	(165)
Net change in unrealized appreciation (depreciation) on:
Investments	292,074	6,828
Investments in affiliates	–	–
Futures contracts	85	(526)
Foreign currency translations	(325)	(505)
Net Gains	270,237	3,578
Net Increase in Net Assets Resulting from Operations	$307,089	$51,821

(1)	Net of $5,828, $3,425, $332, and $11,601, respectively, in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2017

GLOBAL SUSTAINABILITY INDEX FUND	INTERNATIONAL EQUITY INDEX FUND	MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$6,661 (1)	$135,190 (1)	$28,376	$13,654	$149,612
17	57	167	55	277
–	–	16	9	31
6,678	135,247	28,559	13,718	149,920

480	7,519	2,477	1,359	5,754
276	3,795	232	155	756
40	626	286	157	1,079
21	46	34	28	52
23	39	21	12	91
43	98	64	42	144
45	163	158	107	203
10	52	26	10	92
1	–	–	–	–
13	69	37	14	88
952	12,407	3,335	1,884	8,259
(137)	(1,880)	(433)	(303)	(945)
815	10,527	2,902	1,581	7,314
5,863	124,720	25,657	12,137	142,606

3,170	(101,430)	103,989	39,450	85,567
1,559	8,137	13,396	6,622	16,739
(100)	(2,003)	–	–	–

24,294	445,075	218,052	183,846	906,394
68	–	–	–	1,732
(134)	1,191	(1,433)	(526)	(1,931)
(77)	(1,359)	–	–	–
28,780	349,611	334,004	229,392	1,008,501
$34,643	$474,331	$359,661	$241,529	$1,151,107

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
Amounts in thousands	2017	2016	2017	2016
OPERATIONS:
Net investment income	$36,852	$39,229	$48,243	$45,495
Net realized gains (losses)	(21,597)	(98,023)	(2,219)	(5,428)
Net change in unrealized appreciation (depreciation)	291,834	(198,607)	5,797	(39,040)
Net Increase (Decrease) in Net Assets Resulting from Operations	307,089	(257,401)	51,821	1,027
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	472,822	131,070	(3,557)	173,710
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	472,822	131,070	(3,557)	173,710
DISTRIBUTIONS PAID:
From net investment income	(36,000)	(39,101)	(69,189)	(52,104)
From net realized gains	–	–	–	–
Total Distributions Paid	(36,000)	(39,101)	(69,189)	(52,104)
Total Increase (Decrease) in Net Assets	743,911	(165,432)	(20,925)	122,633
NET ASSETS:
Beginning of year	1,552,904	1,718,336	1,910,722	1,788,089
End of year	$2,296,815	$1,552,904	$1,889,797	$1,910,722
Accumulated Undistributed Net Investment Income (Loss)	$(11,970)	$(12,990)	$(46,375)	$(27,596)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$5,863	$4,834	$124,720	$119,246	$25,657	$22,371	$12,137	$11,193	$142,606	$146,643
4,629	593	(95,296)	(85,428)	117,385	69,798	46,072	40,312	102,306	80,107
24,151	(12,650)	444,907	(414,039)	216,619	(151,912)	183,320	(156,170)	906,195	(116,087)
34,643	(7,223)	474,331	(380,221)	359,661	(59,743)	241,529	(104,665)	1,151,107	110,663

27,748	38,239	(186,469)	494,143	251,366	206,752	32,700	63,597	(426,849)	173,252
27,748	38,239	(186,469)	494,143	251,366	206,752	32,700	63,597	(426,849)	173,252

(5,800)	(4,300)	(127,449)	(116,683)	(26,000)	(21,239)	(11,700)	(11,490)	(140,493)	(150,690)
(3,044)	(4,057)	–	–	(98,783)	(100,358)	(32,856)	(49,101)	(51,017)	(91,080)
(8,844)	(8,357)	(127,449)	(116,683)	(124,783)	(121,597)	(44,556)	(60,591)	(191,510)	(241,770)
53,547	22,659	160,413	(2,761)	486,244	25,412	229,673	(101,659)	532,748	42,145

242,860	220,201	4,241,254	4,244,015	1,689,719	1,664,307	953,884	1,055,543	7,011,831	6,969,686
$296,407	$242,860	$4,401,667	$4,241,254	$2,175,963	$1,689,719	$1,183,557	$953,884	$7,544,579	$7,011,831
$1,172	$1,204	$14,701	$18,917	$5,533	$5,876	$2,249	$1,782	$2,109	$(4)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$9.28	$10.86	$11.16	$11.58	$11.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.22	0.26	0.25	0.23
Net realized and unrealized gains (losses)	1.38	(1.58)	(0.27)	(0.44)	(0.03)
Total from Investment Operations	1.58	(1.36)	(0.01)	(0.19)	0.20
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.18)	(0.22)	(0.29)	(0.23)	(0.27)
Total Distributions Paid	(0.18)	(0.22)	(0.29)	(0.23)	(0.27)
Net Asset Value, End of Year	$10.68	$9.28	$10.86	$11.16	$11.58
Total Return(2)	17.30%	(12.38)%	0.00%	(1.66)%	1.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,296,815	$1,552,904	$1,718,336	$1,936,530	$2,144,269
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses, before reimbursements and credits	0.35%	0.35%	0.44%	0.72%	0.73%
Net investment income, net of reimbursements and credits(3)	1.95%	2.36%	2.30%	2.25%	2.08%
Net investment income, before reimbursements and credits	1.90%	2.31%	2.16%	1.83%	1.65%
Portfolio Turnover Rate	30.14%	34.20%	23.08%	32.31%	26.98%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $32,000, $15,000, $3,000, $5,000 and $12,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.08	$10.41	$9.39	$9.70	$8.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.27	0.32	0.22	0.24
Net realized and unrealized gains (losses)	0.02	(0.31)	0.96	(0.23)	1.40
Total from Investment Operations	0.27	(0.04)	1.28	(0.01)	1.64
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.36)	(0.29)	(0.26)	(0.30)	(0.32)
Total Distributions Paid	(0.36)	(0.29)	(0.26)	(0.30)	(0.32)
Net Asset Value, End of Year	$9.99	$10.08	$10.41	$9.39	$9.70
Total Return(2)	2.81%	(0.25)%	13.82%	0.03%	20.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,889,797	$1,910,722	$1,788,089	$1,388,286	$1,349,263
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses, before reimbursements and credits	0.53%	0.53%	0.57%	0.73%	0.73%
Net investment income, net of reimbursements and credits(3)	2.52%	2.59%	2.98%	2.32%	2.52%
Net investment income, before reimbursements and credits	2.49%	2.56%	2.91%	2.09%	2.29%
Portfolio Turnover Rate	5.96%	8.55%	5.98%	9.14%	7.75%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $24,000, $28,000, $4,000, $12,000 and $33,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$11.47	$12.29	$11.87	$10.20	$9.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.24	0.22	0.29	0.24
Net realized and unrealized gains (losses)	1.26	(0.63)	0.47	1.59	0.94
Total from Investment Operations	1.53	(0.39)	0.69	1.88	1.18
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.27)	(0.22)	(0.27)	(0.21)	(0.24)
From net realized gains	(0.14)	(0.21)	–	–	–
Total Distributions Paid	(0.41)	(0.43)	(0.27)	(0.21)	(0.24)
Net Asset Value, End of Year	$12.59	$11.47	$12.29	$11.87	$10.20
Total Return(2)	13.55%	(3.11)%	5.82%	18.38%	13.13%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$296,407	$242,860	$220,201	$177,675	$134,737
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.31%	0.31%	0.31%	0.30%	0.30%
Expenses, before reimbursements and credits	0.36%	0.37%	0.47%	0.83%	0.87%
Net investment income, net of reimbursements and credits(3)	2.19%	2.13%	2.02%	2.70%	2.43%
Net investment income, before reimbursements and credits	2.14%	2.07%	1.86%	2.17%	1.86%
Portfolio Turnover Rate	19.30%	16.97%	5.99%	12.32%	19.17%

(1)	Distributions to shareholders from net investment income includes amount relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $7,000, $4,000, $1,000, $1,000, and $2,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014, and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.49	$11.78	$12.41	$10.78	$9.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.33	0.29	0.39	0.33	0.25
Net realized and unrealized gains (losses)	0.91	(1.29)	(0.57)	1.54	0.83
Total from Investment Operations	1.24	(1.00)	(0.18)	1.87	1.08
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.34)	(0.29)	(0.45)	(0.24)	(0.26)
Total Distributions Paid	(0.34)	(0.29)	(0.45)	(0.24)	(0.26)
Net Asset Value, End of Year	$11.39	$10.49	$11.78	$12.41	$10.78
Total Return(2)	12.07%	(8.50)%	(1.30)%	17.32%	11.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,401,667	$4,241,254	$4,244,015	$4,608,961	$2,465,305
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.26%	0.25%	0.25%
Expenses, before reimbursements and credits	0.30%	0.29%	0.39%	0.61%	0.62%
Net investment income, net of reimbursements and credits(3)	2.98%	2.76%	2.91%	3.53%	2.97%
Net investment income, before reimbursements and credits	2.93%	2.72%	2.78%	3.17%	2.60%
Portfolio Turnover Rate	28.03%	30.80%	48.57%	40.72%	25.01%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $32,000, $19,000, $6,000, $30,000 and $14,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, and less than 0.005 for the fiscal years ended March 31, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$16.39	$18.43	$17.40	$14.96	$13.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.23	0.21	0.20	0.18
Net realized and unrealized gains (losses)	3.12	(0.97)	1.81	2.91	2.07
Total from Investment Operations	3.35	(0.74)	2.02	3.11	2.25
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)	(0.23)	(0.21)	(0.17)	(0.17)
From net realized gains	(0.91)	(1.07)	(0.78)	(0.50)	(0.30)
Total Distributions Paid	(1.15)	(1.30)	(0.99)	(0.67)	(0.47)
Net Asset Value, End of Year	$18.59	$16.39	$18.43	$17.40	$14.96
Total Return(1)	20.71%	(3.71)%	11.98%	21.11%	17.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,175,963	$1,689,719	$1,664,307	$1,316,168	$980,340
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.18%	0.18%	0.26%	0.50%	0.51%
Net investment income, net of reimbursements and credits(2)	1.35%	1.38%	1.27%	1.29%	1.47%
Net investment income, before reimbursements and credits	1.32%	1.35%	1.16%	0.94%	1.11%
Portfolio Turnover Rate	19.71%	20.43%	17.87%	12.72%	9.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $87,000, $38,000, $8,000, $20,000 and $29,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.70	$12.67	$12.38	$10.41	$9.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.13	0.13	0.12	0.13
Net realized and unrealized gains (losses)	2.64	(1.37)	0.82	2.43	1.33
Total from Investment Operations	2.78	(1.24)	0.95	2.55	1.46
LESS DISTRIBUTIONS PAID:
From net investment income	(0.13)	(0.14)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.38)	(0.59)	(0.53)	(0.48)	(0.06)
Total Distributions Paid	(0.51)	(0.73)	(0.66)	(0.58)	(0.21)
Net Asset Value, End of Year	$12.97	$10.70	$12.67	$12.38	$10.41
Total Return(1)	26.11%	(9.91)%	8.02%	24.77%	16.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,183,557	$953,884	$1,055,543	$985,665	$763,112
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before reimbursements and credits	0.18%	0.18%	0.26%	0.51%	0.52%
Net investment income, net of reimbursements and credits(2)	1.16%	1.13%	1.14%	1.06%	1.60%
Net investment income, before reimbursements and credits	1.13%	1.10%	1.03%	0.70%	1.23%
Portfolio Turnover Rate	19.37%	18.80%	17.34%	15.62%	13.04%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $28,000, $22,000, $5,000, $15,000 and $24,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEAR ENDED MARCH 31, 2017

STOCK INDEX FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$24.94	$25.41	$23.17	$19.47	$17.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.53	0.54	0.46	0.43	0.37
Net realized and unrealized gains (losses)	3.68	(0.13)	2.45	3.76	2.01
Total from Investment Operations	4.21	0.41	2.91	4.19	2.38
LESS DISTRIBUTIONS PAID:
From net investment income	(0.52)	(0.55)	(0.46)	(0.42)	(0.37)
From net realized gains	(0.19)	(0.33)	(0.21)	(0.07)	–
Total Distributions Paid	(0.71)	(0.88)	(0.67)	(0.49)	(0.37)
Net Asset Value, End of Year	$28.44	$24.94	$25.41	$23.17	$19.47
Total Return(1)	17.06%	1.70%	12.59%	21.73%	13.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,544,579	$7,011,831	$6,969,686	$5,635,985	$4,830,786
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.10%	0.10%	0.10%	0.10%	0.10%
Expenses, before reimbursements and credits	0.11%	0.11%	0.18%	0.38%	0.38%
Net investment income, net of reimbursements and credits(2)	1.98%	2.14%	1.89%	1.96%	2.17%
Net investment income, before reimbursements and credits	1.97%	2.13%	1.81%	1.68%	1.89%
Portfolio Turnover Rate	3.88%	5.46%	3.03%	8.16%	7.38%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $61,000, $72,000, $35,000, $71,000 and $121,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND	MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1)

Brazil – 4.4%

AES Tiete Energia S.A.	92,472	$404

Ambev S.A.	2,121,460	12,320

Ambev S.A. ADR	301,954	1,739

Banco Bradesco S.A. *	424,072	4,355

Banco do Brasil S.A. *	437,344	4,709

Banco Santander Brasil S.A.	185,136	1,643

Banco Santander Brasil S.A. ADR	28,083	248

BB Seguridade Participacoes S.A.	357,201	3,345

BM&FBovespa S.A. – Bolsa de Valores Mercadorias e Futuros *	1,058,383	6,522

BR Malls Participacoes S.A. *	306,079	1,413

BRF S.A. *	310,420	3,828

CCR S.A.	617,900	3,563

Centrais Eletricas Brasileiras S.A. *	110,400	607

Cia de Saneamento Basico do Estado de Sao Paulo *	175,771	1,837

Cia Siderurgica Nacional S.A. *	332,390	973

Cielo S.A.	518,683	4,702

Cosan S.A. Industria e Comercio	59,747	740

CPFL Energia S.A.	109,021	898

Duratex S.A.	151,650	447

EDP – Energias do Brasil S.A.	143,639	638

Embraer S.A. *	341,862	1,895

Engie Brasil Energia S.A.	79,138	895

Equatorial Energia S.A.	102,114	1,918

Fibria Celulose S.A.	132,117	1,215

Hypermarcas S.A.	179,458	1,662

Itausa – Investimentos Itau S.A. *	29,503	90

JBS S.A.	369,336	1,210

Klabin S.A.	286,941	1,386

Kroton Educacional S.A.	705,952	2,992

Localiza Rent a Car S.A.	84,219	1,127

Lojas Americanas S.A. *	88,320	376

Lojas Renner S.A.	328,895	2,921

M Dias Branco S.A. *	16,500	672

Multiplan Empreendimentos Imobiliarios S.A. *	41,246	879

Natura Cosmeticos S.A.	91,214	849

Odontoprev S.A.	127,050	458

Petroleo Brasileiro S.A. *	1,360,178	6,621

Petroleo Brasileiro S.A. ADR *	76,267	739

Porto Seguro S.A. *	54,108	498

Qualicorp S.A.	120,400	764

Raia Drogasil S.A. *	118,507	2,232

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Brazil – 4.4% – continued

Rumo S.A. *	396,300	$1,084

Sul America S.A.	95,086	507

TIM Participacoes S.A.	437,836	1,404

Ultrapar Participacoes S.A.	184,224	4,208

Vale S.A. *	569,962	5,451

Vale S.A. ADR *	84,210	800

WEG S.A.	292,580	1,628
		101,412

Chile – 1.1%

AES Gener S.A.	1,571,229	635

Aguas Andinas S.A., Class A	1,397,295	815

Banco de Chile	12,591,638	1,519

Banco de Credito e Inversiones	18,037	992

Banco Santander Chile	33,297,734	2,088

Banco Santander Chile ADR	1,400	35

Cencosud S.A.	729,366	2,241

Cia Cervecerias Unidas S.A.	71,638	903

Colbun S.A.	3,840,723	853

Empresa Nacional de Telecomunicaciones S.A. *	80,136	969

Empresas CMPC S.A.	646,174	1,577

Empresas COPEC S.A.	232,761	2,530

Enel Americas S.A.	14,535,396	3,019

Enel Americas S.A. ADR	3,072	32

Enel Chile S.A.	10,118,794	1,120

Enel Chile S.A. ADR	3,072	17

Enel Generacion Chile S.A.	1,588,130	1,195

Enel Generacion Chile S.A. ADR	3,800	84

Itau CorpBanca	75,191,838	680

Latam Airlines Group S.A. *	157,825	1,999

S.A.C.I. Falabella	311,290	2,618
		25,921

China – 22.3%

3SBio, Inc. *(2)	476,500	589

58.com, Inc. ADR *	43,300	1,532

AAC Technologies Holdings, Inc.	375,500	4,398

Agricultural Bank of China Ltd., Class H	12,506,367	5,760

Air China Ltd., Class H	980,705	794

Alibaba Group Holding Ltd. ADR *	575,975	62,107

Aluminum Corp. of China Ltd., Class H *	2,099,435	1,025

Anhui Conch Cement Co. Ltd., Class H	633,075	2,150

ANTA Sports Products Ltd.	515,432	1,425

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

China – 22.3% – continued

AviChina Industry & Technology Co. Ltd., Class H	1,123,313	$779

Baidu, Inc. ADR *	139,600	24,084

Bank of China Ltd., Class H	40,797,652	20,256

Bank of Communications Co. Ltd., Class H	4,462,117	3,467

Beijing Capital International Airport Co. Ltd., Class H	802,000	960

Belle International Holdings Ltd.	3,244,000	2,110

BYD Co. Ltd., Class H	329,199	1,825

CGN Power Co. Ltd., Class H (2)	5,459,000	1,685

China Cinda Asset Management Co. Ltd., Class H	4,537,000	1,763

China CITIC Bank Corp. Ltd., Class H	4,556,286	3,018

China Coal Energy Co. Ltd., Class H *	944,232	477

China Communications Construction Co. Ltd., Class H	2,260,287	3,187

China Communications Services Corp. Ltd., Class H	1,263,035	827

China Conch Venture Holdings Ltd.	700,000	1,374

China Construction Bank Corp., Class H	43,180,693	34,715

China Everbright Bank Co. Ltd., Class H	1,492,000	729

China Everbright International Ltd.	1,271,000	1,710

China Evergrande Group	2,113,400	1,958

China Galaxy Securities Co. Ltd., Class H	1,524,500	1,405

China Huarong Asset Management Co. Ltd., Class H *(2)	3,286,000	1,344

China Huishan Dairy Holdings Co. Ltd.	1,922,380	104

China Life Insurance Co. Ltd., Class H	3,826,544	11,763

China Longyuan Power Group Corp. Ltd., Class H	1,673,473	1,300

China Medical System Holdings Ltd.	650,000	1,152

China Mengniu Dairy Co. Ltd.	1,402,870	2,904

China Merchants Bank Co. Ltd., Class H	1,984,933	5,247

China Minsheng Banking Corp. Ltd., Class H	3,005,712	3,209

China National Building Material Co. Ltd., Class H	1,508,000	970

China Oilfield Services Ltd., Class H	966,757	929

China Pacific Insurance Group Co. Ltd., Class H	1,341,537	4,840

China Petroleum & Chemical Corp., Class H	13,124,628	10,748

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

China – 22.3% – continued

China Railway Construction Corp. Ltd., Class H	1,018,000	$1,443

China Railway Group Ltd., Class H	2,052,827	1,835

China Shenhua Energy Co. Ltd., Class H	1,732,636	4,018

China Southern Airlines Co. Ltd., Class H	852,530	586

China Telecom Corp. Ltd., Class H	7,078,339	3,433

China Vanke Co. Ltd., Class H	675,472	1,825

Chongqing Changan Automobile Co. Ltd., Class B	418,600	582

Chongqing Rural Commercial Bank Co. Ltd., Class H	1,343,434	907

CITIC Securities Co. Ltd., Class H	1,108,500	2,282

CNOOC Ltd.	9,184,433	10,992

Country Garden Holdings Co. Ltd.	2,792,303	2,511

CRRC Corp. Ltd., Class H	2,129,991	2,069

CSPC Pharmaceutical Group Ltd.	2,166,000	2,837

Ctrip.com International Ltd. ADR *	192,111	9,442

Dongfeng Motor Group Co. Ltd., Class H	1,403,169	1,576

ENN Energy Holdings Ltd.	389,279	2,191

Fosun International Ltd.	1,324,865	1,991

Fuyao Glass Industry Group Co. Ltd., Class H (2)	252,000	874

Geely Automobile Holdings Ltd.	2,711,641	4,161

GF Securities Co. Ltd., Class H	702,400	1,470

GOME Electrical Appliances Holding Ltd.	5,794,970	790

Great Wall Motor Co. Ltd., Class H	1,593,296	1,818

Guangzhou Automobile Group Co. Ltd., Class H	1,081,760	1,732

Guangzhou R&F Properties Co. Ltd., Class H	507,214	792

Haitian International Holdings Ltd.	340,000	791

Haitong Securities Co. Ltd., Class H	1,567,233	2,649

Hengan International Group Co. Ltd.	369,398	2,745

HengTen Networks Group Ltd. *	8,952,000	165

Huaneng Power International, Inc., Class H	2,182,501	1,457

Huaneng Renewables Corp. Ltd., Class H	2,114,357	732

Huatai Securities Co. Ltd., Class H (2)	767,400	1,493

Industrial & Commercial Bank of China Ltd., Class H	37,875,023	24,750

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

China – 22.3% – continued

JD.com, Inc. ADR *	347,800	$10,820

Jiangsu Expressway Co. Ltd., Class H	652,000	936

Jiangxi Copper Co. Ltd., Class H	663,000	1,033

Kingsoft Corp. Ltd.	414,903	1,142

Lenovo Group Ltd.	3,702,000	2,438

Longfor Properties Co. Ltd.	770,231	1,266

NetEase, Inc. ADR	40,900	11,616

New China Life Insurance Co. Ltd., Class H	398,452	1,897

New Oriental Education & Technology Group, Inc. ADR *	68,200	4,118

People’s Insurance Co. Group of China (The) Ltd., Class H	3,602,535	1,492

PetroChina Co. Ltd., Class H	10,867,438	7,978

PICC Property & Casualty Co. Ltd., Class H	2,342,906	3,609

Ping An Insurance Group Co. of China Ltd., Class H	2,679,406	14,992

Semiconductor Manufacturing International Corp. *	1,419,500	1,756

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,016,116	727

Shanghai Electric Group Co. Ltd., Class H *	1,344,000	666

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	216,500	797

Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	491,234	775

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	361,500	947

Shenzhou International Group Holdings Ltd.	288,000	1,818

SINA Corp. *	29,049	2,095

Sino-Ocean Group Holding Ltd.	1,455,048	684

Sinopec Engineering Group Co. Ltd., Class H	584,500	600

Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,828,005	1,014

Sinopharm Group Co. Ltd., Class H	609,914	2,827

Sinotrans Ltd., Class H	978,000	457

SOHO China Ltd.	1,020,278	546

Sunac China Holdings Ltd.	1,000,000	1,297

Sunny Optical Technology Group Co. Ltd.	364,625	2,669

TAL Education Group ADR *	22,300	2,377

Tencent Holdings Ltd.	2,916,768	83,726

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

China – 22.3% – continued

Tingyi Cayman Islands Holding Corp.	1,020,435	$1,281

TravelSky Technology Ltd., Class H	487,000	1,150

Tsingtao Brewery Co. Ltd., Class H	189,767	874

Vipshop Holdings Ltd. ADR *	207,500	2,768

Want Want China Holdings Ltd.	2,913,870	2,017

Weibo Corp. ADR *	16,600	866

Weichai Power Co. Ltd., Class H	510,906	902

Yanzhou Coal Mining Co. Ltd., Class H	999,138	776

YY, Inc. ADR *	16,200	747

Zhejiang Expressway Co. Ltd., Class H	753,294	985

Zhuzhou CRRC Times Electric Co. Ltd., Class H	282,474	1,501

Zijin Mining Group Co. Ltd., Class H	2,988,162	1,107

ZTE Corp., Class H	406,317	745
		512,392

Colombia – 0.3%

Cementos Argos S.A.	223,669	918

Corp. Financiera Colombiana S.A.	39,780	390

Ecopetrol S.A. *	2,462,727	1,156

Ecopetrol S.A. ADR *	5,700	53

Grupo Argos S.A.	153,738	1,082

Grupo de Inversiones Suramericana S.A.	120,922	1,644

Interconexion Electrica S.A. ESP	207,506	837
		6,080

Czech Republic – 0.2%

CEZ A.S.	84,800	1,459

Komercni banka A.S.	39,920	1,482

Moneta Money Bank A.S. *(2)	254,283	862

O2 Czech Republic A.S.	34,886	390
		4,193

Egypt – 0.1%

Commercial International Bank Egypt S.A.E.	531,954	2,226

Global Telecom Holding S.A.E. *	1,005,825	378

Talaat Moustafa Group	433,600	221
		2,825

Greece – 0.3%

Alpha Bank A.E. *	731,122	1,308

Eurobank Ergasias S.A. *	853,287	523

FF Group *	16,572	317

Hellenic Telecommunications Organization S.A.	127,228	1,195

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Greece – 0.3% – continued

JUMBO S.A.	49,930	$787

National Bank of Greece S.A. *	2,974,548	764

OPAP S.A.	116,750	1,089

Piraeus Bank S.A. *	2,998,299	543

Titan Cement Co. S.A.	24,953	635
		7,161

Hong Kong – 3.9%

Alibaba Health Information Technology Ltd. *	1,744,000	785

Alibaba Pictures Group Ltd. *	5,930,000	1,076

Beijing Enterprises Holdings Ltd.	261,771	1,354

Beijing Enterprises Water Group Ltd.	2,255,886	1,672

Brilliance China Automotive Holdings Ltd.	1,545,944	2,585

China Everbright Ltd.	485,110	979

China Gas Holdings Ltd.	889,495	1,434

China Jinmao Holdings Group Ltd.	2,013,791	645

China Merchants Port Holdings Co. Ltd.	675,198	1,976

China Mobile Ltd.	3,152,008	34,671

China Overseas Land & Investment Ltd.	1,949,695	5,568

China Power International Development Ltd.	1,796,000	668

China Resources Beer Holdings Co. Ltd. *	834,948	1,898

China Resources Gas Group Ltd.	457,958	1,620

China Resources Land Ltd.	1,411,432	3,813

China Resources Power Holdings Co. Ltd.	989,735	1,785

China State Construction International Holdings Ltd.	924,534	1,653

China Taiping Insurance Holdings Co. Ltd. *	829,904	2,009

China Unicom Hong Kong Ltd.	3,050,494	4,104

CITIC Ltd.	2,225,803	3,173

COSCO SHIPPING Ports Ltd.	882,004	974

Far East Horizon Ltd.	958,000	900

Fullshare Holdings Ltd.	3,530,000	1,563

GCL-Poly Energy Holdings Ltd. *	6,955,810	922

Guangdong Investment Ltd.	1,448,514	2,066

Haier Electronics Group Co. Ltd.	660,000	1,511

Kunlun Energy Co. Ltd.	1,667,230	1,546

Nine Dragons Paper Holdings Ltd.	855,923	920

Shanghai Industrial Holdings Ltd.	263,043	773

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Hong Kong – 3.9% – continued

Shimao Property Holdings Ltd.	631,903	$1,003

Sino Biopharmaceutical Ltd.	2,282,000	1,879

Sun Art Retail Group Ltd.	1,257,500	1,178
		88,703

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC	18,913	1,294

OTP Bank PLC	121,321	3,391

Richter Gedeon Nyrt.	72,281	1,641
		6,326

India – 8.7%

ACC Ltd.	20,991	467

Adani Ports & Special Economic Zone Ltd.	425,476	2,226

Ambuja Cements Ltd.	310,850	1,133

Apollo Hospitals Enterprise Ltd.	41,409	743

Ashok Leyland Ltd.	612,834	798

Asian Paints Ltd.	147,463	2,439

Aurobindo Pharma Ltd.	136,358	1,420

Axis Bank Ltd.	850,735	6,444

Bajaj Auto Ltd.	43,178	1,865

Bajaj Finance Ltd.	84,911	1,531

Bajaj Finserv Ltd.	19,823	1,252

Bharat Forge Ltd.	56,145	902

Bharat Heavy Electricals Ltd.	287,680	723

Bharat Petroleum Corp. Ltd.	259,038	2,598

Bharti Airtel Ltd.	510,801	2,754

Bharti Infratel Ltd.	292,441	1,469

Bosch Ltd.	3,862	1,353

Cadila Healthcare Ltd.	96,620	658

Cairn India Ltd.	236,235	1,113

Cipla Ltd.	178,867	1,633

Coal India Ltd.	352,139	1,587

Container Corp. of India Ltd.	14,835	291

Dabur India Ltd.	274,859	1,174

Divi’s Laboratories Ltd.	38,428	370

Dr. Reddy’s Laboratories Ltd.	43,516	1,761

Dr. Reddy’s Laboratories Ltd. ADR	15,005	602

Eicher Motors Ltd.	6,826	2,690

GAIL India Ltd.	219,419	1,275

Glenmark Pharmaceuticals Ltd.	72,422	952

Godrej Consumer Products Ltd.	62,495	1,609

Grasim Industries Ltd.	105,700	1,707

Havells India Ltd.	133,854	960

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

India – 8.7% – continued

HCL Technologies Ltd.	287,654	$3,879

Hero MotoCorp Ltd.	26,330	1,306

Hindalco Industries Ltd.	574,761	1,727

Hindustan Petroleum Corp. Ltd.	209,258	1,694

Hindustan Unilever Ltd.	330,566	4,641

Housing Development Finance Corp. Ltd.	773,254	17,917

ICICI Bank Ltd.	305,887	1,307

ICICI Bank Ltd. ADR	130,355	1,121

Idea Cellular Ltd.	658,959	872

IDFC Bank Ltd.	718,584	656

Indiabulls Housing Finance Ltd.	152,244	2,339

Infosys Ltd.	822,630	12,964

Infosys Ltd. ADR	121,548	1,920

ITC Ltd.	1,748,668	7,548

JSW Steel Ltd.	447,217	1,297

Larsen & Toubro Ltd.	154,564	3,749

Larsen & Toubro Ltd. GDR (Registered)	7,050	171

LIC Housing Finance Ltd.	156,726	1,493

Lupin Ltd.	113,135	2,518

Mahindra & Mahindra Financial Services Ltd.	150,819	731

Mahindra & Mahindra Ltd.	189,896	3,764

Marico Ltd.	239,623	1,088

Maruti Suzuki India Ltd.	53,806	4,984

Motherson Sumi Systems Ltd.	222,496	1,274

Nestle India Ltd.	12,043	1,239

NTPC Ltd.	847,133	2,168

Oil & Natural Gas Corp. Ltd.	659,237	1,880

Piramal Enterprises Ltd.	40,563	1,189

Power Finance Corp. Ltd.	303,970	683

Reliance Industries Ltd.	560,962	11,422

Reliance Industries Ltd. GDR (2)	53,026	2,138

Shree Cement Ltd.	4,047	1,065

Shriram Transport Finance Co. Ltd.	78,067	1,296

Siemens Ltd.	38,468	744

State Bank of India	839,550	3,800

Sun Pharmaceutical Industries Ltd.	488,263	5,178

Tata Consultancy Services Ltd.	243,436	9,118

Tata Motors Ltd.	768,698	5,485

Tata Motors Ltd. ADR	7,068	252

Tata Motors Ltd., Class A (Differential Voting Rights)	204,333	888

Tata Power (The) Co. Ltd.	596,277	831

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

India – 8.7% – continued

Tata Steel Ltd.	157,151	$1,168

Tech Mahindra Ltd.	240,037	1,697

Titan Co. Ltd.	162,218	1,157

UltraTech Cement Ltd.	44,920	2,756

United Spirits Ltd. *	34,045	1,140

UPL Ltd.	182,417	2,042

Vedanta Ltd.	532,532	2,261

Wipro Ltd.	295,800	2,349

Wipro Ltd. ADR	15,540	159

Yes Bank Ltd.	159,478	3,800

Zee Entertainment Enterprises Ltd.	295,317	2,436
		199,800

Indonesia – 2.4%

Adaro Energy Tbk PT	6,920,820	909

AKR Corporindo Tbk PT	891,300	418

Astra International Tbk PT	10,290,360	6,674

Bank Central Asia Tbk PT	6,350,792	7,896

Bank Danamon Indonesia Tbk PT	1,810,443	640

Bank Mandiri Persero Tbk PT	4,753,755	4,174

Bank Negara Indonesia Persero Tbk PT	3,837,709	1,868

Bank Rakyat Indonesia Persero Tbk PT	5,648,558	5,500

Bumi Serpong Damai Tbk PT	3,562,500	504

Charoen Pokphand Indonesia Tbk PT	3,874,235	930

Gudang Garam Tbk PT	253,915	1,249

Hanjaya Mandala Sampoerna Tbk PT	4,824,900	1,412

Indocement Tunggal Prakarsa Tbk PT	782,703	975

Indofood CBP Sukses Makmur Tbk PT	1,250,900	765

Indofood Sukses Makmur Tbk PT	2,308,771	1,385

Jasa Marga Persero Tbk PT	1,193,027	414

Kalbe Farma Tbk PT	11,114,980	1,285

Lippo Karawaci Tbk PT	8,481,500	461

Matahari Department Store Tbk PT	1,284,073	1,273

Media Nusantara Citra Tbk PT	2,335,500	324

Pakuwon Jati Tbk PT	11,510,000	531

Perusahaan Gas Negara Persero Tbk	5,259,112	999

Semen Indonesia Persero Tbk PT	1,433,855	968

Summarecon Agung Tbk PT	4,749,065	478

Surya Citra Media Tbk PT	2,708,500	549

Telekomunikasi Indonesia Persero Tbk PT	25,963,462	8,072

Tower Bersama Infrastructure Tbk PT	1,116,800	457

Unilever Indonesia Tbk PT	781,028	2,539

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Indonesia – 2.4% – continued

United Tractors Tbk PT	877,871	$1,746

Waskita Karya Persero Tbk PT	2,354,400	419

XL Axiata Tbk PT *	1,813,575	416
		56,230

Malaysia – 2.4%

AirAsia Bhd.	811,000	575

Alliance Financial Group Bhd.	498,600	460

AMMB Holdings Bhd.	874,337	919

Astro Malaysia Holdings Bhd.	719,400	445

Axiata Group Bhd.	1,389,470	1,589

Berjaya Sports Toto Bhd.	352,361	232

British American Tobacco Malaysia Bhd.	76,500	788

CIMB Group Holdings Bhd.	1,593,001	2,005

Dialog Group Bhd.	1,743,344	697

DiGi.Com Bhd.	1,795,800	2,081

Felda Global Ventures Holdings Bhd.	588,200	278

Gamuda Bhd.	818,600	958

Genting Bhd.	1,151,900	2,496

Genting Malaysia Bhd.	1,526,200	1,881

Genting Plantations Bhd.	108,200	286

HAP Seng Consolidated Bhd.	330,000	670

Hartalega Holdings Bhd.	361,600	405

Hong Leong Bank Bhd.	338,498	1,052

Hong Leong Financial Group Bhd.	111,928	402

IHH Healthcare Bhd.	1,687,700	2,288

IJM Corp. Bhd.	1,523,640	1,171

IOI Corp. Bhd.	1,173,540	1,233

IOI Properties Group Bhd.	911,060	426

Kuala Lumpur Kepong Bhd.	221,550	1,235

Lafarge Malaysia Bhd.	151,000	229

Malayan Banking Bhd.	1,818,332	3,665

Malaysia Airports Holdings Bhd.	353,893	556

Maxis Bhd.	972,851	1,416

MISC Bhd.	585,360	969

Petronas Chemicals Group Bhd.	1,232,500	2,144

Petronas Dagangan Bhd.	92,200	500

Petronas Gas Bhd.	358,000	1,599

PPB Group Bhd.	252,200	954

Public Bank Bhd.	1,381,761	6,212

RHB Bank Bhd.	388,646	454

RHB Capital Bhd. *	297,992	–

Sapura Energy Bhd. *	2,084,200	857

Sime Darby Bhd.	1,189,728	2,495

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Malaysia – 2.4% – continued

Telekom Malaysia Bhd.	541,486	$785

Tenaga Nasional Bhd.	1,725,250	5,349

UMW Holdings Bhd. *	225,200	306

Westports Holdings Bhd.	490,800	449

YTL Corp. Bhd.	2,093,980	705

YTL Power International Bhd.	997,013	342
		54,558

Mexico – 3.6%

Alfa S.A.B. de C.V., Series A	1,447,180	2,114

America Movil S.A.B. de C.V., Series L	17,055,406	12,107

Arca Continental S.A.B. de C.V.	216,884	1,506

Cemex S.A.B. de C.V., Series CPO *	7,130,848	6,460

Coca-Cola Femsa S.A.B. de C.V., Series L	256,322	1,837

El Puerto de Liverpool S.A.B. de C.V., Series C1	100,670	786

Fibra Uno Administracion S.A. de C.V.	1,332,100	2,277

Fomento Economico Mexicano S.A.B.de C.V., Series UBD	945,877	8,399

Gentera S.A.B. de C.V.	527,472	871

Gruma S.A.B. de C.V., Series B	113,550	1,605

Grupo Aeroportuario del Pacifico S.A.B. de C.V., Series B	184,252	1,789

Grupo Aeroportuario del Sureste S.A.B.de C.V., Series B	106,940	1,853

Grupo Bimbo S.A.B. de C.V., Series A	845,528	2,102

Grupo Carso S.A.B. de C.V., Series A1	293,806	1,346

Grupo Financiero Banorte S.A.B. de C.V., Series O	1,286,418	7,403

Grupo Financiero Inbursa S.A.B. de C.V., Series O	1,196,543	1,981

Grupo Financiero Santander Mexico S.A.B. de C.V., Series B	943,100	1,702

Grupo Lala S.A.B. de C.V.	286,580	520

Grupo Mexico S.A.B. de C.V., Series B	1,939,736	5,820

Grupo Televisa S.A.B., Series CPO	1,243,014	6,440

Industrias Penoles S.A.B. de C.V.	71,662	1,845

Infraestructura Energetica Nova S.A.B.de C.V.	278,500	1,331

Kimberly-Clark de Mexico S.A.B. de C.V., Series A	789,927	1,715

Mexichem S.A.B. de C.V.	556,080	1,514

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Mexico – 3.6% – continued

OHL Mexico S.A.B. de C.V.	425,500	$601

Promotora y Operadora de Infraestructura S.A.B. de C.V. *	137,755	1,487

Wal-Mart de Mexico S.A.B. de C.V.	2,664,937	6,149
		83,560

Peru – 0.4%

Cia de Minas Buenaventura S.A.A. ADR	100,606	1,211

Credicorp Ltd.	34,452	5,626

Southern Copper Corp.	43,827	1,573
		8,410

Philippines – 1.1%

Aboitiz Equity Ventures, Inc.	1,019,199	1,512

Aboitiz Power Corp.	795,344	662

Alliance Global Group, Inc.	997,824	252

Ayala Corp.	127,247	2,142

Ayala Land, Inc.	3,761,480	2,477

Bank of the Philippine Islands	344,503	695

BDO Unibank, Inc.	1,005,869	2,358

DMCI Holdings, Inc.	1,794,000	407

Energy Development Corp.	5,091,450	611

Globe Telecom, Inc.	17,895	725

GT Capital Holdings, Inc.	41,695	951

International Container Terminal Services, Inc.	224,340	402

JG Summit Holdings, Inc.	1,469,311	2,382

Jollibee Foods Corp.	229,493	904

Megaworld Corp.	5,366,000	361

Metro Pacific Investments Corp.	7,396,900	888

Metropolitan Bank & Trust Co.	296,148	472

PLDT, Inc.	50,355	1,644

Robinsons Land Corp.	744,200	341

Security Bank Corp.	52,550	212

SM Investments Corp.	124,557	1,731

SM Prime Holdings, Inc.	4,241,713	2,392

Universal Robina Corp.	455,320	1,483
		26,004

Poland – 1.2%

Alior Bank S.A. *	48,383	869

Bank Handlowy w Warszawie S.A.	15,809	305

Bank Millennium S.A. *	331,701	539

Bank Pekao S.A.	80,462	2,675

Bank Zachodni WBK S.A.	17,976	1,553

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Poland – 1.2% – continued

CCC S.A.	14,660	$880

Cyfrowy Polsat S.A. *	89,560	547

Eurocash S.A.	37,675	303

Grupa Azoty S.A.	21,458	374

Grupa Lotos S.A. *	47,033	648

Jastrzebska Spolka Weglowa S.A. *	28,293	448

KGHM Polska Miedz S.A.	71,841	2,099

LPP S.A.	670	1,148

mBank S.A. *	7,937	746

Orange Polska S.A.	296,690	346

PGE Polska Grupa Energetyczna S.A.	436,810	1,259

Polski Koncern Naftowy ORLEN S.A.	163,377	4,120

Polskie Gornictwo Naftowe i Gazownictwo S.A.	931,568	1,390

Powszechna Kasa Oszczednosci Bank Polski S.A. *	445,936	3,599

Powszechny Zaklad Ubezpieczen S.A.	286,843	2,514

Synthos S.A.	273,252	361

Tauron Polska Energia S.A. *	485,210	415
		27,138

Qatar – 0.8%

Barwa Real Estate Co.	44,751	440

Commercial Bank (The) QSC *	100,729	939

Doha Bank QSC	60,481	522

Ezdan Holding Group QSC	410,193	1,779

Industries Qatar QSC	77,400	2,343

Masraf Al Rayan QSC	188,341	2,180

Ooredoo QSC	42,387	1,125

Qatar Electricity & Water Co. QSC	14,464	874

Qatar Gas Transport Co. Ltd.	144,927	846

Qatar Insurance Co. S.A.Q.	71,446	1,380

Qatar Islamic Bank S.A.Q.	31,152	875

Qatar National Bank S.A.Q.	117,519	4,718
		18,021

Romania – 0.1%

New Europe Property Investments PLC	124,667	1,294

Russia – 3.5%

Alrosa PJSC	1,323,211	2,137

Gazprom PJSC	1,014,884	2,309

Gazprom PJSC ADR	2,230,808	9,982

Inter RAO UES PJSC	16,326,000	1,163

LUKOIL PJSC	49,112	2,605

LUKOIL PJSC ADR	8,433	447

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Russia – 3.5% – continued

LUKOIL PSJC ADR (London Exchange)	161,150	$8,516

Magnit PJSC	3,011	495

Magnit PJSC GDR (Registered)	141,254	5,385

MMC Norilsk Nickel PJSC	9,588	1,519

MMC Norilsk Nickel PJSC ADR	80,388	1,261

MMC Norilsk Nickel PJSC ADR (London Exchange)	105,708	1,654

Mobile TeleSystems PJSC ADR	255,550	2,819

Moscow Exchange MICEX-RTS PJSC	706,836	1,398

Novatek PJSC GDR (Registered)	46,323	5,777

PhosAgro PJSC GDR (Registered)	52,335	760

Rosneft Oil Co. PJSC	124,765	715

Rosneft Oil Co. PJSC GDR (Registered)	469,989	2,661

Rostelecom PJSC	382,937	524

Rostelecom PJSC ADR	10,070	82

RusHydro PJSC	35,138,245	582

RusHydro PJSC ADR	266,069	430

Sberbank of Russia PJSC *	56,000	159

Sberbank of Russia PJSC	4,897,612	13,881

Sberbank of Russia PJSC ADR	148,057	1,704

Severstal PJSC	19,600	282

Severstal PJSC GDR (Registered)	88,463	1,270

Sistema PJSC FC GDR (Registered)	90,468	811

Surgutneftegas OJSC	742,367	389

Surgutneftegas OJSC ADR	120,622	616

Surgutneftegas OJSC ADR (London Exchange)	172,604	885

Tatneft PJSC	241,328	1,493

Tatneft PJSC ADR	1,663	62

Tatneft PJSC ADR (London Exchange)	78,260	2,873

VTB Bank PJSC	1,857,316,738	2,184

VTB Bank PJSC GDR (2)	11,036	26

VTB Bank PJSC GDR (Registered)	384,561	881
		80,737

South Africa – 6.4%

Anglo American Platinum Ltd. *	24,969	569

AngloGold Ashanti Ltd.	209,440	2,246

Aspen Pharmacare Holdings Ltd.	186,003	3,809

Barclays Africa Group Ltd.	216,914	2,252

Bid Corp. Ltd.	171,017	3,306

Bidvest Group (The) Ltd.	163,476	1,874

Brait S.E. *	176,423	1,029

Capitec Bank Holdings Ltd.	20,982	1,191

Coronation Fund Managers Ltd.	105,692	498

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

South Africa – 6.4% – continued

Discovery Ltd.	183,155	$1,757

Exxaro Resources Ltd.	94,201	825

FirstRand Ltd.	1,734,724	5,992

Fortress Income Fund Ltd.	409,838	1,014

Fortress Income Fund Ltd., Class A	522,810	654

Foschini Group (The) Ltd.	109,595	1,261

Gold Fields Ltd.	431,443	1,511

Growthpoint Properties Ltd.	1,087,452	2,099

Hyprop Investments Ltd.	128,645	1,177

Impala Platinum Holdings Ltd. *	331,295	1,115

Imperial Holdings Ltd.	75,529	928

Investec Ltd.	132,713	904

Liberty Holdings Ltd.	52,791	426

Life Healthcare Group Holdings Ltd.	517,451	1,117

Massmart Holdings Ltd.	58,789	597

MMI Holdings Ltd.	543,185	927

Mondi Ltd.	61,124	1,458

Mr Price Group Ltd.	125,167	1,490

MTN Group Ltd.	873,129	7,929

Naspers Ltd., Class N	224,862	38,728

Nedbank Group Ltd.	101,864	1,831

Netcare Ltd.	502,946	959

Pick n Pay Stores Ltd.	191,455	949

Pioneer Foods Group Ltd.	62,456	822

PSG Group Ltd.	48,443	892

Rand Merchant Investment Holdings Ltd.	348,087	1,070

Redefine Properties Ltd.	2,570,604	2,110

Remgro Ltd.	269,393	4,139

Resilient REIT Ltd.	153,555	1,334

RMB Holdings Ltd.	362,826	1,582

Sanlam Ltd.	717,509	3,602

Sappi Ltd.	278,549	1,888

Sasol Ltd.	285,168	8,342

Shoprite Holdings Ltd.	219,789	3,169

Sibanye Gold Ltd.	354,402	772

SPAR Group (The) Ltd.	99,512	1,292

Standard Bank Group Ltd.	666,513	7,132

Steinhoff International Holdings N.V.	1,534,045	7,335

Telkom S.A. SOC Ltd.	125,193	699

Tiger Brands Ltd.	83,444	2,487

Truworths International Ltd.	228,218	1,473

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

South Africa – 6.4% – continued

Tsogo Sun Holdings Ltd.	170,627	$351

Vodacom Group Ltd.	190,671	2,159

Woolworths Holdings Ltd.	508,182	2,645
		147,717

South Korea – 14.0%

Amorepacific Corp.	16,376	4,107

AMOREPACIFIC Group	14,469	1,546

BGF retail Co. Ltd.	9,578	899

BNK Financial Group, Inc.	136,275	1,119

Celltrion, Inc. *	40,568	3,269

Cheil Worldwide, Inc.	34,566	586

CJ CheilJedang Corp.	4,098	1,293

CJ Corp.	7,617	1,185

CJ E&M Corp.	8,907	677

CJ Korea Express Corp. *	3,196	476

Coway Co. Ltd.	27,441	2,361

Daelim Industrial Co. Ltd.	14,538	1,051

Daewoo Engineering & Construction Co. Ltd. *	66,362	430

DGB Financial Group, Inc.	88,952	864

Dongbu Insurance Co. Ltd.	25,612	1,466

Dongsuh Cos., Inc.	16,640	442

Doosan Heavy Industries & Construction Co. Ltd.	26,239	562

E-MART, Inc.	10,051	1,847

GS Engineering & Construction Corp. *	26,856	738

GS Holdings Corp.	26,560	1,404

GS Retail Co. Ltd.	12,857	606

Hana Financial Group, Inc.	150,595	4,976

Hankook Tire Co. Ltd.	38,174	1,860

Hanmi Pharm Co. Ltd. *	3,006	803

Hanmi Science Co. Ltd. *	5,769	301

Hanon Systems	100,269	832

Hanssem Co. Ltd.	5,621	1,107

Hanwha Chemical Corp.	56,639	1,337

Hanwha Corp.	21,428	688

Hanwha Life Insurance Co. Ltd.	117,759	636

Hanwha Techwin Co. Ltd. *	19,516	823

Hotel Shilla Co. Ltd.	16,175	652

Hyosung Corp.	10,928	1,324

Hyundai Department Store Co. Ltd.	8,227	743

Hyundai Development Co. – Engineering & Construction	27,303	992

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

South Korea – 14.0% – continued

Hyundai Engineering & Construction Co. Ltd.	37,300	$1,652

Hyundai Glovis Co. Ltd.	9,726	1,278

Hyundai Heavy Industries Co. Ltd. *	21,341	3,149

Hyundai Marine & Fire Insurance Co. Ltd.	30,065	941

Hyundai Mobis Co. Ltd.	35,108	7,554

Hyundai Motor Co.	79,289	11,164

Hyundai Steel Co.	41,028	2,145

Hyundai Wia Corp.	7,729	469

Industrial Bank of Korea	132,568	1,446

Kakao Corp.	15,820	1,176

Kangwon Land, Inc.	60,595	2,070

KB Financial Group, Inc.	204,460	8,957

KCC Corp.	3,096	980

KEPCO Plant Service & Engineering Co. Ltd.	10,574	590

Kia Motors Corp.	134,160	4,444

Korea Aerospace Industries Ltd.	35,072	1,807

Korea Electric Power Corp.	130,663	5,434

Korea Gas Corp.	12,656	509

Korea Investment Holdings Co. Ltd.	20,837	876

Korea Zinc Co. Ltd.	4,396	1,698

Korean Air Lines Co. Ltd. *	21,928	619

KT Corp.	7,761	221

KT Corp. ADR	6,526	110

KT&G Corp.	59,362	5,175

Kumho Petrochemical Co. Ltd.	9,947	701

LG Chem Ltd.	23,332	6,132

LG Corp.	48,496	3,042

LG Display Co. Ltd.	118,761	3,216

LG Electronics, Inc.	54,313	3,301

LG Household & Health Care Ltd.	4,778	3,460

LG Innotek Co. Ltd.	7,582	925

LG Uplus Corp.	57,575	737

Lotte Chemical Corp.	7,889	2,613

Lotte Chilsung Beverage Co. Ltd.	273	345

Lotte Confectionery Co. Ltd.	2,686	461

Lotte Shopping Co. Ltd.	5,748	1,118

Mirae Asset Daewoo Co. Ltd.	185,921	1,503

NAVER Corp.	14,410	11,015

NCSoft Corp.	8,988	2,453

NH Investment & Securities Co. Ltd.	68,987	774

OCI Co. Ltd.	7,779	589

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

South Korea – 14.0% – continued

Orion Corp.	1,880	$1,126

Ottogi Corp.	588	399

POSCO	36,983	9,581

POSCO ADR	4,628	298

Posco Daewoo Corp.	21,620	461

S-1 Corp.	10,195	818

Samsung Biologics Co. Ltd. *	8,547	1,322

Samsung C&T Corp.	38,641	4,404

Samsung Card Co. Ltd.	16,535	580

Samsung Electro-Mechanics Co. Ltd.	28,881	1,795

Samsung Electronics Co. Ltd.	50,515	93,036

Samsung Fire & Marine Insurance Co. Ltd.	16,896	4,050

Samsung Heavy Industries Co. Ltd. *	131,207	1,315

Samsung Life Insurance Co. Ltd.	35,705	3,458

Samsung SDI Co. Ltd.	28,063	3,461

Samsung SDS Co. Ltd.	17,885	2,135

Samsung Securities Co. Ltd.	33,981	1,022

Shinhan Financial Group Co. Ltd.	219,635	9,149

Shinsegae, Inc.	3,578	611

SK Holdings Co. Ltd.	23,278	5,068

SK Hynix, Inc.	299,426	13,517

SK Innovation Co. Ltd.	32,947	4,911

SK Networks Co. Ltd.	63,789	426

SK Telecom Co. Ltd.	9,206	2,078

SK Telecom Co. Ltd. ADR	10,300	259

S-Oil Corp.	23,136	2,082

Woori Bank	156,488	1,821

Yuhan Corp.	4,393	874
		320,908

Taiwan – 12.0%

Acer, Inc. *	1,404,800	666

Advanced Semiconductor Engineering, Inc.	3,428,856	4,383

Advantech Co. Ltd.	163,234	1,367

Asia Cement Corp.	1,221,567	1,232

Asia Pacific Telecom Co. Ltd. *	1,028,000	338

Asustek Computer, Inc.	359,546	3,554

AU Optronics Corp.	4,458,215	1,740

Casetek Holdings Ltd.	69,000	229

Catcher Technology Co. Ltd.	335,111	3,317

Cathay Financial Holding Co. Ltd.	4,150,075	6,641

Chailease Holding Co. Ltd.	532,028	1,243

Chang Hwa Commercial Bank Ltd.	2,543,829	1,553

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Taiwan – 12.0% – continued

Cheng Shin Rubber Industry Co. Ltd.	998,184	$2,062

Chicony Electronics Co. Ltd.	257,792	657

China Airlines Ltd.	1,453,307	505

China Development Financial Holding Corp.	6,925,868	1,901

China Life Insurance Co. Ltd.	1,786,650	1,766

China Steel Corp.	6,005,156	5,006

Chunghwa Telecom Co. Ltd.	1,932,493	6,566

Compal Electronics, Inc.	2,180,759	1,423

CTBC Financial Holding Co. Ltd.	8,924,878	5,513

Delta Electronics, Inc.	991,343	5,318

E.Sun Financial Holding Co. Ltd.	4,040,308	2,456

Eclat Textile Co. Ltd.	91,355	915

Eva Airways Corp.	958,406	508

Evergreen Marine Corp. Taiwan Ltd. *	803,752	376

Far Eastern New Century Corp.	1,686,789	1,465

Far EasTone Telecommunications Co. Ltd.	819,345	2,012

Feng TAY Enterprise Co. Ltd.	179,582	716

First Financial Holding Co. Ltd.	4,891,942	2,982

Formosa Chemicals & Fibre Corp.	1,640,499	5,102

Formosa Petrochemical Corp.	587,487	2,052

Formosa Plastics Corp.	2,103,682	6,273

Formosa Taffeta Co. Ltd.	358,827	383

Foxconn Technology Co. Ltd.	483,131	1,472

Fubon Financial Holding Co. Ltd.	3,383,025	5,517

Giant Manufacturing Co. Ltd.	148,483	878

Highwealth Construction Corp.	384,490	675

Hiwin Technologies Corp.	97,881	612

Hon Hai Precision Industry Co. Ltd.	8,004,596	24,027

Hotai Motor Co. Ltd.	128,900	1,510

HTC Corp. *	352,220	899

Hua Nan Financial Holdings Co. Ltd.	3,778,217	2,110

Innolux Corp.	4,605,900	1,904

Inventec Corp.	1,335,314	1,001

Largan Precision Co. Ltd.	51,835	8,160

Lite-On Technology Corp.	1,087,964	1,875

MediaTek, Inc.	764,334	5,414

Mega Financial Holding Co. Ltd.	5,539,543	4,472

Merida Industry Co. Ltd.	100,900	535

Micro-Star International Co. Ltd.	354,000	823

Nan Ya Plastics Corp.	2,420,951	5,735

Nanya Technology Corp.	323,000	514

Nien Made Enterprise Co. Ltd.	70,000	653

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Taiwan – 12.0% – continued

Novatek Microelectronics Corp.	301,850	$1,169

OBI Pharma, Inc. *	52,000	467

Pegatron Corp.	987,594	2,921

Phison Electronics Corp.	71,608	644

Pou Chen Corp.	1,140,093	1,579

Powertech Technology, Inc.	346,568	1,008

President Chain Store Corp.	293,220	2,419

Quanta Computer, Inc.	1,380,576	2,806

Realtek Semiconductor Corp.	239,457	856

Ruentex Development Co. Ltd. *	385,108	461

Ruentex Industries Ltd.	259,906	418

Shin Kong Financial Holding Co. Ltd. *	4,255,458	1,239

Siliconware Precision Industries Co. Ltd.	1,122,480	1,831

SinoPac Financial Holdings Co. Ltd.	5,249,948	1,638

Standard Foods Corp.	195,496	486

Synnex Technology International Corp.	668,940	720

TaiMed Biologics, Inc. *	89,000	521

Taishin Financial Holding Co. Ltd.	4,414,031	1,840

Taiwan Business Bank	2,109,937	584

Taiwan Cement Corp.	1,705,055	2,036

Taiwan Cooperative Financial Holding Co. Ltd.	3,955,111	1,968

Taiwan Fertilizer Co. Ltd.	401,000	555

Taiwan Mobile Co. Ltd.	821,076	3,017

Taiwan Semiconductor Manufacturing Co. Ltd.	12,635,584	79,294

Teco Electric and Machinery Co. Ltd.	999,000	1,015

Transcend Information, Inc.	96,442	316

Uni-President Enterprises Corp.	2,459,150	4,610

United Microelectronics Corp.	6,138,043	2,466

Vanguard International Semiconductor Corp.	472,000	899

Wistron Corp.	1,312,388	1,202

WPG Holdings Ltd.	778,316	977

Ya Hsin Industrial Co. Ltd. *(3)	121,548	–

Yuanta Financial Holding Co. Ltd.	4,928,814	2,078

Yulon Motor Co. Ltd.	413,257	385

Zhen Ding Technology Holding Ltd.	206,850	485
		275,916

Thailand – 2.2%

Advanced Info Service PCL (Registered)	194,000	1,005

Advanced Info Service PCL NVDR	338,399	1,753

Airports of Thailand PCL NVDR	2,194,400	2,506

Bangkok Bank PCL (Registered)	118,000	639

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Thailand – 2.2% – continued

Bangkok Dusit Medical Services PCL NVDR	2,014,400	$1,243

Bangkok Expressway & Metro PCL NVDR	3,700,298	818

Banpu PCL (Registered)	233,500	135

Banpu PCL NVDR	804,520	464

BEC World PCL (Registered)	196,500	99

BEC World PCL NVDR	281,307	142

Berli Jucker PCL NVDR	626,700	848

BTS Group Holdings PCL NVDR	3,146,700	774

Bumrungrad Hospital PCL NVDR	187,487	998

Central Pattana PCL NVDR	712,800	1,178

Charoen Pokphand Foods PCL NVDR	1,411,457	1,140

CP ALL PCL (Registered)	905,200	1,554

CP ALL PCL NVDR	1,610,436	2,765

Delta Electronics Thailand PCL NVDR	237,900	606

Electricity Generating PCL NVDR	58,000	361

Energy Absolute PCL NVDR	505,600	408

Glow Energy PCL (Registered)	87,100	209

Glow Energy PCL NVDR	158,202	380

Home Product Center PCL NVDR	1,868,704	525

Indorama Ventures PCL NVDR	702,647	721

IRPC PCL (Registered)	1,860,900	279

IRPC PCL NVDR	3,528,181	529

Kasikornbank PCL (Registered)	191,500	1,054

Kasikornbank PCL NVDR	708,597	3,896

KCE Electronics PCL NVDR	155,000	471

Krung Thai Bank PCL (Registered)	699,750	415

Krung Thai Bank PCL NVDR	1,156,393	686

Minor International PCL NVDR	1,125,630	1,205

PTT Exploration & Production PCL (Registered)	242,500	656

PTT Exploration & Production PCL NVDR	473,043	1,282

PTT Global Chemical PCL (Registered)	189,814	405

PTT Global Chemical PCL NVDR	873,376	1,861

PTT PCL (Registered)	183,500	2,067

PTT PCL NVDR	324,900	3,664

Robinson Department Store PCL NVDR	234,900	437

Siam Cement (The) PCL (Registered)	51,000	801

Siam Cement (The) PCL NVDR	155,098	2,437

Siam Commercial Bank (The) PCL (Registered)	232,700	1,104

Siam Commercial Bank (The) PCL NVDR	666,976	3,164

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

Thailand – 2.2% – continued

Thai Oil PCL (Registered)	97,800	$215

Thai Oil PCL NVDR	331,895	729

Thai Union Group PCL NVDR	892,200	556

TMB Bank PCL NVDR	5,939,500	422

True Corp. PCL NVDR	5,267,652	1,042
		50,648

Turkey – 1.0%

Akbank T.A.S.	1,124,297	2,637

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	96,329	525

Arcelik A.S.	127,390	794

BIM Birlesik Magazalar A.S.	109,764	1,687

Coca-Cola Icecek A.S.	36,652	359

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	1,019,402	814

Eregli Demir ve Celik Fabrikalari T.A.S.	741,386	1,202

Ford Otomotiv Sanayi A.S.	31,388	307

Haci Omer Sabanci Holding A.S.	484,194	1,332

Is Gayrimenkul Yatirim Ortakligi A.S. (3)	1	–

KOC Holding A.S.	328,343	1,386

Petkim Petrokimya Holding A.S.	326,607	455

TAV Havalimanlari Holding A.S.	70,764	282

Tofas Turk Otomobil Fabrikasi A.S.	57,218	428

Tupras Turkiye Petrol Rafinerileri A.S.	65,700	1,631

Turk Hava Yollari A.O. *	269,862	406

Turk Telekomunikasyon A.S.	287,703	467

Turkcell Iletisim Hizmetleri A.S. *	454,259	1,495

Turkiye Garanti Bankasi A.S.	1,179,841	2,874

Turkiye Halk Bankasi A.S.	327,110	933

Turkiye Is Bankasi, Class C	827,552	1,509

Turkiye Sise ve Cam Fabrikalari A.S.	338,508	388

Turkiye Vakiflar Bankasi T.A.O., Class D	344,866	508

Ulker Biskuvi Sanayi A.S.	75,256	382

Yapi ve Kredi Bankasi A.S. *	414,528	433
		23,234

United Arab Emirates – 0.7%

Abu Dhabi Commercial Bank PJSC	1,005,290	1,863

Aldar Properties PJSC	1,520,155	934

DP World Ltd.	85,307	1,833

Dubai Islamic Bank PJSC	609,171	928

DXB Entertainments PJSC *	1,722,373	477

Emaar Malls PJSC	1,050,860	757

Emaar Properties PJSC	1,788,305	3,561

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% (1) – continued

United Arab Emirates – 0.7% – continued

Emirates Telecommunications Group Co. PJSC	885,582	$4,354

First Gulf Bank PJSC	464,281	1,629

National Bank of Abu Dhabi PJSC	143,826	401
		16,737

United States – 0.2%

Yum China Holdings, Inc. *	185,191	5,037
Total Common Stocks
(Cost $1,777,214)		2,150,962

PREFERRED STOCKS – 4.4% (1)

Brazil – 3.1%

Banco Bradesco S.A. *	1,319,993	13,611

Banco Bradesco S.A. ADR *	106,841	1,094

Braskem S.A., Class A	74,041	754

Centrais Eletricas Brasileiras S.A., Class B *	107,341	763

Cia Brasileira de Distribuicao	81,942	1,578

Cia Energeticade Minas Gerais	389,647	1,294

Cia Paranaense de Energia, Class B	56,144	581

Gerdau S.A.	471,161	1,640

Itau Unibanco Holding S.A.	1,659,093	20,139

Itausa - Investimentos Itau S.A.	1,982,393	6,047

Lojas Americanas S.A. *	368,330	1,923

Petroleo Brasileiro S.A. *	1,722,795	8,018

Petroleo Brasileiro S.A. ADR *	148,341	1,368

Suzano Papel e Celulose S.A., Class A	216,200	915

Telefonica Brasil S.A.	206,273	3,068

Telefonica Brasil S.A. ADR	22,109	328

Vale S.A. *	991,730	8,971
		72,092

Chile – 0.1%

Embotelladora Andina S.A., Class B	141,976	553

Sociedad Quimica y Minera de Chile S.A. ADR	3,193	110

Sociedad Quimica y Minera de Chile S.A., Class B	46,382	1,591
		2,254

Colombia – 0.2%

Bancolombia S.A.	206,007	2,057

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 4.4% (1) – continued

Colombia – 0.2% – continued

Bancolombia S.A. ADR	6,452	$257

Grupo Aval Acciones y Valores S.A.	1,647,469	670

Grupo de Inversiones Suramericana S.A.	54,390	723
		3,707

Russia – 0.2%

Surgutneftegas OJSC	2,158,137	1,234

Surgutneftegas OJSC ADR	140,161	785

Transneft PJSC	796	2,447
		4,466

South Korea – 0.8%

Amorepacific Corp.	4,839	722

Hyundai Motor Co. Ltd.	19,365	1,792

Hyundai Motor Co. Ltd. (Korea Exchange)	11,944	1,060

LG Chem Ltd.	3,638	620

LG Household & Health Care Ltd.	1,001	456

Samsung Electronics Co. Ltd.	8,963	12,854
		17,504
Total Preferred Stocks
(Cost $102,341)		100,023

RIGHTS – 0.0%

Qatar – 0.0%

Doha Bank QSC *	12,096	21

South Africa – 0.0%

Life Healthcare Group Holdings Ltd. *	177,054	60
Total Rights
(Cost $–)		81

INVESTMENT COMPANIES – 1.5%

iShares MSCI Emerging Markets ETF	373,860	14,727

Northern Institutional Funds – Government Assets Portfolio, 0.50% (4)(5)	20,524,265	20,524
Total Investment Companies
(Cost $34,478)		35,251

Total Investments – 99.5%
(Cost $1,914,033)		2,286,317

Other Assets less Liabilities – 0.5%		10,498
NET ASSETS – 100.0%		$2,296,815

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Value rounds to less than one thousand.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2017 is disclosed.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Citibank	Korean Won	4,516,523	United States Dollar	3,911	6/21/17	$(134)
Goldman Sachs	Taiwan Dollar	6,124	United States Dollar	198	6/21/17	(4)
Morgan Stanley	Brazilian Real	4,987	United States Dollar	1,536	6/21/17	(27)
Morgan Stanley	Indian Rupee	10,016	United States Dollar	148	6/21/17	(5)
Total						$(170)

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
FTSE/JSE Top 40 Index (South African Rand)	25	$ 853	Long	6/17	$15
Hang Seng Index (Hong Kong Dollar)	10	1,553	Long	4/17	(13)
mini MSCI Emerging Markets Index (United States Dollar)	496	23,843	Long	6/17	812
MSCI Taiwan Stock Index (United States Dollar)	27	979	Long	4/17	(8)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
SGX CNX Nifty 50 Index (United States Dollar)	28	$515	Long	4/17	$ 4
SPI 200 Index (Australian Dollar)	2	223	Long	6/17	3

Total					$813

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.3%
Consumer Staples	6.9
Energy	7.3
Financials	24.5
Health Care	2.4
Industrials	5.9
Information Technology	24.4
Materials	7.4
Real Estate	2.5
Telecommunication Services	5.6
Utilities	2.8

Total	100.0%

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	20.6%
Korean Won	14.9
Taiwan Dollar	12.2
United States Dollar	9.4
Indian Rupee	8.5
Brazilian Real	7.4
South African Rand	6.6
All other currencies less than 5%	20.4

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2017 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$101,412	$–	$–	$101,412
Chile	25,921	–	–	25,921
China	132,572	379,820	–	512,392
Colombia	6,080	–	–	6,080
Egypt	2,825	–	–	2,825
Greece	1,195	5,966	–	7,161
India	5,120	194,680	–	199,800
Malaysia	1,403	53,155	–	54,558
Mexico	83,560	–	–	83,560
Peru	8,410	–	–	8,410
Russia	5,144	75,593	–	80,737
South Korea	668	320,240	–	320,908
United States	5,037	–	–	5,037
All Other Countries (1)	–	742,161	–	742,161
Total Common Stocks	379,347	1,771,615	–	2,150,962
Preferred Stocks
Russia	785	3,681	–	4,466
South Korea	–	17,504	–	17,504
All Other Countries (1)	78,053	–	–	78,053
Total Preferred Stocks	78,838	21,185	–	100,023
Rights (1)	60	21	–	81
Investment Companies	35,251	–	–	35,251
Total Investments	$493,496	$1,792,821	$–	$2,286,317

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$834	$–	$–	$834
Liabilities
Forward Foreign Currency Exchange Contracts	–	(170)	–	(170)
Futures Contracts	(21)	–	–	(21)
Total Other Financial Instruments	$813	$(170)	$–	$643

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

	Value (000s)	Reason
Common Stocks
Russia	$62	Valuations at official close price with foreign fair value adjustment

At March 31, 2017, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

	Value (000s)	Reason
Common Stocks
Chile	$1,120	Valuations at official close price
Egypt	2,226	Valuations at official close price
Greece	1,195	Valuations at official close price
India	1,065	Valuations at official close price
Malaysia	1,403	Valuations at official close price
Total	$7,009

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1)

Australia – 5.3%

BGP Holdings PLC *(2)	6,535,576	$–

BWP Trust	586,536	1,277

Charter Hall Retail REIT	412,291	1,367

Cromwell Property Group	1,789,144	1,305

Dexus Property Group	1,175,084	8,787

Goodman Group	2,152,631	12,732

GPT Group (The)	2,172,435	8,556

Investa Office Fund	683,233	2,479

Mirvac Group	4,479,710	7,494

Scentre Group	6,178,596	20,246

Shopping Centres Australasia Property Group	896,995	1,535

Stockland	2,888,026	10,247

Vicinity Centres	3,977,175	8,597

Westfield Corp.	2,335,754	15,843
		100,465

Austria – 0.3%

BUWOG A.G. *	116,301	2,934

CA Immobilien Anlagen A.G. *	87,292	1,918
		4,852

Belgium – 0.5%

Aedifica S.A.	19,553	1,471

Befimmo S.A.	23,900	1,357

Cofinimmo S.A.	24,653	2,817

Intervest Offices & Warehouses N.V.	18,442	468

Leasinvest Real Estate S.C.A.	2,442	273

Retail Estates N.V.	6,288	516

Warehouses De Pauw – CVA	19,992	1,861

Wereldhave Belgium N.V.	2,516	276
		9,039

Brazil – 0.6%

Aliansce Shopping Centers S.A.	123,803	609

BR Malls Participacoes S.A. *	695,403	3,210

BR Properties S.A. *	105,052	308

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	323,585	1,378

Direcional Engenharia S.A.	93,430	169

Even Construtora e Incorporadora S.A.	232,369	338

Ez Tec Empreendimentos e Participacoes S.A.	67,765	414

Gafisa S.A.	34,463	301

Helbor Empreendimentos S.A.	172,297	131

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Brazil – 0.6% – continued

Iguatemi Empresa de Shopping Centers S.A.	73,903	$776

JHSF Participacoes S.A. *	164,716	127

MRV Engenharia e Participacoes S.A.	345,012	1,588

Multiplan Empreendimentos Imobiliarios S.A. *	97,524	2,079

PDG Realty S.A. Empreendimentos e Participacoes *	63,400	45

Sonae Sierra Brasil S.A.	30,715	217

Tecnisa S.A.	156,495	134
		11,824

Canada – 2.5%

Allied Properties Real Estate Investment Trust	102,167	2,773

Artis Real Estate Investment Trust	180,852	1,799

Boardwalk Real Estate Investment Trust	46,341	1,644

Canadian Apartment Properties REIT	163,866	4,103

Canadian Real Estate Investment Trust	88,730	3,235

Chartwell Retirement Residences	230,730	2,705

Cominar Real Estate Investment Trust	217,845	2,359

Crombie Real Estate Investment Trust	105,168	1,102

Dream Global Real Estate Investment Trust	148,947	1,077

Dream Office Real Estate Investment Trust	126,176	1,825

First Capital Realty, Inc.	118,083	1,779

Granite Real Estate Investment Trust	56,437	1,974

H&R Real Estate Investment Trust	342,937	5,949

Killam Apartment Real Estate Investment Trust	81,576	778

Northview Apartment Real Estate Investment Trust	59,992	985

Pure Industrial Real Estate Trust	298,399	1,366

RioCan Real Estate Investment Trust	392,515	7,733

Smart Real Estate Investment Trust	134,187	3,297
		46,483

Chile – 0.1%

Parque Arauco S.A.	679,593	1,800

China – 2.0%

Agile Group Holdings Ltd.	1,691,226	1,464

Beijing Capital Land Ltd., Class H	1,236,000	559

Beijing North Star Co. Ltd., Class H	835,662	310

China Aoyuan Property Group Ltd.	1,482,000	446

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

China – 2.0% – continued

China Electronics Optics Valley Union Holding Co. Ltd. *	3,772,000	$369

China Evergrande Group	4,286,000	3,971

China SCE Property Holdings Ltd.	1,461,000	551

China Vanke Co. Ltd., Class H	1,591,841	4,300

CIFI Holdings Group Co. Ltd.	3,286,882	1,277

Country Garden Holdings Co. Ltd.	8,321,181	7,483

Fantasia Holdings Group Co. Ltd. *	2,086,500	338

Greentown China Holdings Ltd. *	945,500	900

Guangzhou R&F Properties Co. Ltd., Class H	1,173,402	1,833

KWG Property Holding Ltd.	1,481,094	1,073

Logan Property Holdings Co. Ltd.	1,240,000	654

Longfor Properties Co. Ltd.	1,758,500	2,890

Powerlong Real Estate Holdings Ltd.	1,614,000	614

Redco Properties Group Ltd. *(3)	1,056,000	417

Ronshine China Holdings Ltd. *	419,500	318

Shui On Land Ltd.	4,143,777	935

Sino-Ocean Group Holding Ltd.	3,532,828	1,659

SOHO China Ltd.	2,252,256	1,205

Sunac China Holdings Ltd.	2,191,050	2,841

Yuzhou Properties Co. Ltd.	1,537,000	642
		37,049

Egypt – 0.0%

Emaar Misr for Development S.A.E. *	719,915	102

Six of October Development & Investment *	295,544	218
		320

Finland – 0.2%

Citycon OYJ	480,492	1,138

Sponda OYJ	295,546	1,236

Technopolis OYJ	173,363	560
		2,934

France – 2.8%

Affine S.A.	7,642	126

ANF Immobilier	8,495	184

Fonciere Des Regions	48,288	4,029

Gecina S.A.	48,484	6,580

ICADE	42,763	3,130

Klepierre	248,001	9,648

Mercialys S.A.	50,841	948

Unibail-Rodamco S.E.	119,101	27,792
		52,437

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Germany – 2.8%

ADLER Real Estate A.G. *	30,887	$461

ADO Properties S.A. (3)	35,293	1,266

alstria office REIT-A.G. *	160,491	1,964

Deutsche EuroShop A.G.	56,011	2,290

Deutsche Wohnen A.G. (Bearer)	407,850	13,430

DIC Asset A.G.	53,814	534

Grand City Properties S.A.	123,637	2,273

Hamborner REIT A.G.	94,225	959

LEG Immobilien A.G. *	76,013	6,231

TAG Immobilien A.G.	171,900	2,313

TLG Immobilien A.G.	73,893	1,440

Vonovia S.E.	563,565	19,861

WCM Beteiligungs & Grundbesitz-A.G. *	105,858	346
		53,368

Greece – 0.0%

Grivalia Properties REIC A.E.	47,695	418

Hong Kong – 8.9%

C C Land Holdings Ltd.	1,536,000	407

Champion REIT	2,367,846	1,451

Cheung Kong Property Holdings Ltd.	3,355,500	22,654

China Jinmao Holdings Group Ltd.	6,062,000	1,942

China Merchants Land Ltd.	1,504,000	246

China Overseas Grand Oceans Group Ltd. *	938,000	494

China Overseas Land & Investment Ltd.	4,640,542	13,252

China Resources Land Ltd.	3,270,155	8,834

Gemdale Properties & Investment Corp. Ltd.	6,346,000	425

Glorious Property Holdings Ltd. *	2,948,100	330

Hang Lung Properties Ltd.	2,430,452	6,330

Henderson Land Development Co. Ltd.	1,362,732	8,442

Hongkong Land Holdings Ltd.	1,421,018	10,939

Hopson Development Holdings Ltd.	746,000	686

Hui Xian Real Estate Investment Trust	2,325,891	1,043

Hui Xian Real Estate Investment Trust (Hong Kong Exchange)	328,515	148

Hysan Development Co. Ltd.	748,045	3,394

Jiayuan International Group Ltd. *	572,000	268

K Wah International Holdings Ltd.	1,449,316	962

Kerry Properties Ltd.	716,599	2,483

Link REIT	2,676,800	18,751

LVGEM China Real Estate Investment Co. Ltd.	1,144,000	295

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Hong Kong – 8.9% – continued

Minmetals Land Ltd.	1,620,000	$209

New World Development Co. Ltd.	6,560,733	8,089

Poly Property Group Co. Ltd. *	2,190,000	913

Road King Infrastructure Ltd.	300,000	348

Shanghai Industrial Urban Development Group Ltd.	1,626,000	374

Shenzhen Investment Ltd.	3,679,929	1,647

Shimao Property Holdings Ltd.	1,473,369	2,339

Sino Land Co. Ltd.	3,786,088	6,634

Sinolink Worldwide Holdings Ltd. *	2,404,000	263

Spring Real Estate Investment Trust	797,000	337

Sun Hung Kai Properties Ltd.	1,702,425	25,011

Swire Properties Ltd.	1,415,800	4,536

Wharf Holdings (The) Ltd.	1,463,317	12,556

Yuexiu Property Co. Ltd.	7,591,442	1,289

Yuexiu Real Estate Investment Trust	1,329,000	783
		169,104

India – 0.1%

DLF Ltd.	514,120	1,177

Oberoi Realty Ltd.	103,990	591

Prestige Estates Projects Ltd.	137,973	462

Unitech Ltd. *	2,316,528	200
		2,430

Indonesia – 0.4%

Agung Podomoro Land Tbk PT *	9,268,196	151

Alam Sutera Realty Tbk PT *	14,136,940	385

Bumi Serpong Damai Tbk PT	9,246,200	1,308

Ciputra Development Tbk PT	16,825,436	1,557

Intiland Development Tbk PT	6,173,600	193

Kawasan Industri Jababeka Tbk PT *	19,804,763	491

Pakuwon Jati Tbk PT	28,124,840	1,298

Puradelta Lestari Tbk PT	13,916,000	238

Summarecon Agung Tbk PT	12,982,500	1,306
		6,927

Ireland – 0.2%

Green REIT PLC	828,345	1,201

Hibernia REIT PLC	836,554	1,109

Irish Residential Properties REIT PLC	437,510	579
		2,889

Israel – 0.1%

Azrieli Group Ltd.	52,651	2,804

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Italy – 0.1%

Beni Stabili S.p.A. SIIQ *	1,302,324	$815

Immobiliare Grande Distribuzione SIIQ S.p.A.	437,255	382
		1,197

Japan – 9.4%

Activia Properties, Inc.	720	3,434

Advance Residence Investment Corp.	1,522	4,161

Aeon Mall Co. Ltd.	143,366	2,262

AEON REIT Investment Corp.	1,628	1,808

Daiwa House REIT Investment Corp.	1,763	4,585

Daiwa Office Investment Corp.	337	1,724

Frontier Real Estate Investment Corp.	537	2,441

Fukuoka REIT Corp.	763	1,251

GLP J-REIT	2,942	3,401

Hulic Co. Ltd.	431,440	4,066

Hulic REIT, Inc.	1,106	1,834

Industrial & Infrastructure Fund Investment Corp.	441	1,985

Invincible Investment Corp.	3,539	1,423

Japan Excellent, Inc.	1,420	1,744

Japan Hotel REIT Investment Corp.	4,545	3,139

Japan Logistics Fund, Inc.	1,016	2,187

Japan Prime Realty Investment Corp.	1,027	3,977

Japan Real Estate Investment Corp.	1,486	7,875

Japan Rental Housing Investments, Inc.	1,843	1,353

Japan Retail Fund Investment Corp.	3,080	6,045

Kenedix Office Investment Corp.	432	2,546

Kenedix Retail REIT Corp.	494	1,109

Mitsubishi Estate Co. Ltd.	1,429,480	26,141

Mitsui Fudosan Co. Ltd.	1,147,562	24,550

Mori Hills REIT Investment Corp.	1,745	2,339

Mori Trust Sogo REIT, Inc.	1,203	1,861

Nippon Accommodations Fund, Inc.	537	2,332

Nippon Building Fund, Inc.	1,535	8,395

Nippon Prologis REIT, Inc.	1,937	4,198

Nomura Real Estate Holdings, Inc.	144,800	2,312

Nomura Real Estate Master Fund, Inc.	4,795	7,447

NTT Urban Development Corp.	132,800	1,154

Orix JREIT, Inc.	3,113	4,933

Premier Investment Corp.	1,520	1,719

Sekisui House REIT, Inc.	1,003	1,330

Sekisui House SI Residential Investment Corp.	1,289	1,429

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Japan – 9.4% – continued

Sumitomo Realty & Development Co. Ltd.	523,425	$13,628

Tokyo Tatemono Co. Ltd.	249,300	3,295

Tokyu REIT, Inc.	1,066	1,341

United Urban Investment Corp.	3,511	5,393
		178,147

Malaysia – 0.4%

Capitaland Malaysia Mall Trust	1,320,300	486

Eastern & Oriental Bhd.	963,353	420

Eco World Development Group Bhd. *	1,096,800	389

IGB Real Estate Investment Trust	2,019,600	771

IOI Properties Group Bhd.	2,740,700	1,282

KLCCP Stapled Group	554,948	995

KSL Holdings Bhd. *	592,120	170

Mah Sing Group Bhd.	1,868,420	613

Malaysian Resources Corp. Bhd. *	1,293,200	497

Pavilion Real Estate Investment Trust	1,074,400	422

Sunway Real Estate Investment Trust	2,043,900	794

UEM Sunrise Bhd.	1,895,800	544

UOA Development Bhd.	633,000	386
		7,769

Mexico – 0.5%

Concentradora Fibra Danhos S.A. de C.V.	270,153	447

Concentradora Fibra Hotelera Mexicana S.A. de C.V.	505,500	412

Consorcio ARA S.A.B. de C.V.	856,261	271

Corp. Inmobiliaria Vesta S.A.B. de C.V.	660,100	916

Fibra Uno Administracion S.A. de C.V.	3,092,909	5,288

Macquarie Mexico Real Estate Management S.A. de C.V. *	976,189	1,095

Prologis Property Mexico S.A. de C.V.	395,700	678
		9,107

Netherlands – 0.3%

Eurocommercial Properties N.V. – CVA	57,218	2,050

NSI N.V.	168,540	692

Vastned Retail N.V.	23,366	883

Wereldhave N.V.	48,675	2,146
		5,771

New Zealand – 0.1%

Kiwi Property Group Ltd.	1,568,838	1,567

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Norway – 0.1%

Entra ASA (3)	114,252	$1,247

Norwegian Property ASA	209,145	243
		1,490

Philippines – 0.7%

Ayala Land, Inc.	5,320,351	3,504

DoubleDragon Properties Corp. *	712,200	763

Filinvest Land, Inc.	11,594,989	379

Megaworld Corp.	13,947,801	939

Robinsons Land Corp.	1,976,775	906

SM Prime Holdings, Inc.	11,185,053	6,308
		12,799

Singapore – 2.9%

Ascendas India Trust	844,800	680

Ascendas Real Estate Investment Trust	2,856,553	5,146

Ascott Residence Trust	1,289,060	1,001

CapitaLand Commercial Trust	2,425,214	2,683

CapitaLand Ltd.	3,070,815	7,969

CapitaLand Mall Trust	2,779,515	3,917

CapitaLand Retail China Trust	635,609	672

CDL Hospitality Trusts	771,410	792

City Developments Ltd.	715,200	5,220

First Real Estate Investment Trust	622,651	584

Fortune Real Estate Investment Trust	1,610,920	1,804

Global Logistic Properties Ltd.	3,574,793	7,110

Keppel REIT	2,299,420	1,726

Lippo Malls Indonesia Retail Trust	2,344,300	662

Mapletree Commercial Trust	2,287,702	2,502

Mapletree Greater China Commercial Trust	2,300,100	1,677

Mapletree Industrial Trust	1,528,707	1,946

Mapletree Logistics Trust	1,802,774	1,411

Suntec Real Estate Investment Trust	2,953,291	3,784

UOL Group Ltd.	575,281	2,869

Yanlord Land Group Ltd.	794,100	1,031
		55,186

South Africa – 1.2%

Arrowhead Properties Ltd.	1,167,421	796

Attacq Ltd. *	752,488	956

Balwin Properties Ltd.	318,055	182

Delta Property Fund Ltd.	657,246	435

Emira Property Fund Ltd.	472,949	495

Growthpoint Properties Ltd.	3,276,585	6,326

Hyprop Investments Ltd.	300,544	2,749

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

South Africa – 1.2% – continued

Rebosis Property Fund Ltd.	585,906	$552

Redefine Properties Ltd.	5,853,604	4,805

Resilient REIT Ltd.	334,215	2,903

SA Corporate Real Estate Ltd.	2,922,192	1,198

Texton Property Fund Ltd.	159,003	100

Vukile Property Fund Ltd.	787,586	1,130
		22,627

Spain – 0.5%

Axiare Patrimonio SOCIMI S.A.	69,923	1,044

Hispania Activos Inmobiliarios	108,811	1,564

Inmobiliaria Colonial S.A.	285,062	2,126

Lar Espana Real Estate Socimi S.A.	106,476	819

Merlin Properties Socimi S.A.	393,565	4,400
		9,953

Sweden – 1.0%

Castellum AB	331,267	4,394

D Carnegie & Co. AB *	42,669	494

Dios Fastigheter AB	100,992	496

Fabege AB	159,765	2,541

Fastighets AB Balder, Class B *	116,419	2,430

Hemfosa Fastigheter AB	115,401	1,031

Hufvudstaden AB, Class A	134,968	2,000

Klovern AB, Class B	685,992	683

Kungsleden AB	192,679	1,104

Kungsleden AB *	37,544	214

Pandox AB	70,053	1,070

Wallenstam AB, Class B	238,185	1,921

Wihlborgs Fastigheter AB	79,632	1,510
		19,888

Switzerland – 0.8%

Allreal Holding A.G. (Registered) *	11,800	1,927

Mobimo Holding A.G. (Registered) *	7,560	1,957

PSP Swiss Property A.G. (Registered)	48,211	4,387

Swiss Prime Site A.G. (Registered) *	78,779	6,934
		15,205

Taiwan – 0.0%

Hong Pu Real Estate Development Co. Ltd.	279,585	238

Thailand – 0.6%

Amata Corp. PCL (Registered)	141,686	73

Amata Corp. PCL NVDR	794,171	411

AP Thailand PCL (Registered)	441,405	93

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

Thailand – 0.6% – continued

AP Thailand PCL NVDR	2,287,704	$479

Central Pattana PCL (Registered)	825,726	1,364

Central Pattana PCL NVDR	2,155,698	3,561

LPN Development PCL (Registered)	8,475	3

LPN Development PCL NVDR	1,097,601	387

Property Perfect PCL (Registered)	3,686,802	99

Property Perfect PCL NVDR	5,552,326	149

Pruksa Holding PCL NVDR	793,400	524

Quality Houses PCL NVDR	7,966,166	607

Sansiri PCL NVDR	10,947,966	650

SC Asset Corp. PCL (Registered)	747,984	81

SC Asset Corp. PCL NVDR	957,424	103

Siam Future Development PCL NVDR	1,253,194	232

Supalai PCL (Registered)	224,356	163

Supalai PCL NVDR	1,025,600	746

TICON Industrial Connection PCL NVDR	680,105	311

WHA Corp. PCL NVDR *	4,500,000	411
		10,447

Turkey – 0.1%

Dogus Gayrimenkul Yatirim Ortakligi A.S. *	54,149	61

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	2,370,720	1,892

Is Gayrimenkul Yatirim Ortakligi A.S.	462,064	184

Torunlar Gayrimenkul Yatirim Ortakligi A.S.	87,311	108
		2,245

United Arab Emirates – 0.2%

Aldar Properties PJSC	3,837,105	2,357

Emaar Malls PJSC	2,522,298	1,816

RAK Properties PJSC	1,133,104	195
		4,368

United Kingdom – 4.1%

Assura PLC	1,975,387	1,432

Big Yellow Group PLC	173,070	1,586

British Land (The) Co. PLC	1,236,905	9,461

Capital & Counties Properties PLC	890,330	3,242

Capital & Regional PLC	639,733	448

Custodian REIT PLC	373,147	524

Daejan Holdings PLC	6,044	487

Derwent London PLC	119,866	4,226

Empiric Student Property PLC	610,644	828

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

United Kingdom – 4.1% – continued

F&C UK Real Estate Investment Ltd.	295,216	$375

GCP Student Living PLC	407,376	766

Grainger PLC	500,806	1,544

Great Portland Estates PLC	413,352	3,368

Hammerson PLC	957,131	6,849

Hansteen Holdings PLC	894,512	1,339

Helical PLC	117,561	462

Intu Properties PLC	1,063,494	3,722

Kennedy Wilson Europe Real Estate PLC	117,918	1,394

Land Securities Group PLC	950,665	12,620

LondonMetric Property PLC	700,658	1,404

NewRiver REIT PLC	280,492	1,188

Primary Health Properties PLC	701,310	971

Redefine International PLC	1,452,719	668

Regional REIT Ltd. (3)	278,070	352

Safestore Holdings PLC	249,414	1,185

Schroder Real Estate Investment Trust Ltd.	643,618	498

Segro PLC	1,199,827	6,858

Shaftesbury PLC	276,071	3,161

Standard Life Investment Property Income Trust Ltd.	470,953	518

Target Healthcare REIT Ltd.	279,829	401

Tritax Big Box REIT PLC	1,338,251	2,425

UNITE Group (The) PLC	267,231	2,133

Workspace Group PLC	140,214	1,381
		77,816

United States – 47.9%

Acadia Realty Trust	96,981	2,915

Agree Realty Corp.	30,320	1,454

Alexander’s, Inc.	2,457	1,061

Alexandria Real Estate Equities, Inc.	107,390	11,869

American Assets Trust, Inc.	47,204	1,975

American Campus Communities, Inc.	159,471	7,589

American Homes 4 Rent, Class A	270,478	6,210

Apartment Investment & Management Co., Class A	189,176	8,390

Apple Hospitality REIT, Inc.	257,000	4,909

Ashford Hospitality Trust, Inc.	111,616	711

AvalonBay Communities, Inc.	165,547	30,394

Boston Properties, Inc.	185,509	24,563

Brandywine Realty Trust	212,125	3,443

Brixmor Property Group, Inc.	367,244	7,881

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

United States – 47.9% – continued

Camden Property Trust	105,806	$8,513

Care Capital Properties, Inc.	101,249	2,721

CareTrust REIT, Inc.	77,300	1,300

CBL & Associates Properties, Inc.	203,802	1,944

Cedar Realty Trust, Inc.	102,918	517

Chatham Lodging Trust	43,837	866

Chesapeake Lodging Trust	71,942	1,724

Colony Starwood Homes	58,800	1,996

Columbia Property Trust, Inc.	149,400	3,324

Corporate Office Properties Trust	114,521	3,791

Cousins Properties, Inc.	412,901	3,415

CubeSmart	217,962	5,658

DCT Industrial Trust, Inc.	110,281	5,307

DDR Corp.	376,022	4,712

DiamondRock Hospitality Co.	242,108	2,700

Digital Realty Trust, Inc.	192,709	20,502

Douglas Emmett, Inc.	170,049	6,530

Duke Realty Corp.	428,471	11,256

DuPont Fabros Technology, Inc.	91,497	4,537

EastGroup Properties, Inc.	39,718	2,920

Education Realty Trust, Inc.	88,456	3,613

Empire State Realty Trust, Inc., Class A	147,719	3,049

EPR Properties	76,403	5,626

Equity Commonwealth *	153,035	4,778

Equity Commonwealth – (Fractional Shares) *(2)	75,000	–

Equity LifeStyle Properties, Inc.	93,921	7,238

Equity Residential	435,764	27,113

Essex Property Trust, Inc.	79,317	18,364

Extra Space Storage, Inc.	142,244	10,582

Federal Realty Investment Trust	86,688	11,573

FelCor Lodging Trust, Inc.	168,212	1,263

First Industrial Realty Trust, Inc.	141,450	3,767

First Potomac Realty Trust	68,446	704

Forest City Realty Trust, Inc., Class A	284,497	6,196

Four Corners Property Trust, Inc.	72,500	1,655

Franklin Street Properties Corp.	118,880	1,443

Gaming and Leisure Properties, Inc.	248,386	8,301

Getty Realty Corp.	31,298	791

GGP, Inc.	608,887	14,114

Global Net Lease, Inc.	68,000	1,637

Government Properties Income Trust	85,821	1,796

Gramercy Property Trust	169,174	4,449

HCP, Inc.	562,265	17,588

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

United States – 47.9% – continued

Healthcare Realty Trust, Inc.	140,240	$4,558

Healthcare Trust of America, Inc., Class A	171,509	5,396

Hersha Hospitality Trust	42,703	802

Highwoods Properties, Inc.	123,018	6,044

Hospitality Properties Trust	198,878	6,271

Host Hotels & Resorts, Inc.	903,506	16,859

Hudson Pacific Properties, Inc.	185,453	6,424

Investors Real Estate Trust	146,397	868

Invitation Homes, Inc. *	94,934	2,072

Kilroy Realty Corp.	118,073	8,511

Kimco Realty Corp.	513,500	11,343

Kite Realty Group Trust	98,981	2,128

LaSalle Hotel Properties	136,593	3,954

Lexington Realty Trust	284,891	2,843

Liberty Property Trust	178,935	6,898

Life Storage, Inc.	56,171	4,613

LTC Properties, Inc.	47,473	2,274

Macerich (The) Co.	173,557	11,177

Mack-Cali Realty Corp.	107,680	2,901

Medical Properties Trust, Inc.	387,703	4,997

Mid-America Apartment Communities, Inc.	136,763	13,914

Milestone Apartments Real Estate Investment Trust	97,458	1,581

Monmouth Real Estate Investment Corp.	82,600	1,179

Monogram Residential Trust, Inc.	204,800	2,042

National Health Investors, Inc.	44,360	3,222

National Retail Properties, Inc.	177,427	7,739

National Storage Affiliates Trust	50,800	1,214

New Senior Investment Group, Inc.	94,300	962

Omega Healthcare Investors, Inc.	208,394	6,875

Paramount Group, Inc.	180,696	2,929

Parkway, Inc.	51,062	1,016

Pebblebrook Hotel Trust	86,944	2,540

Pennsylvania Real Estate Investment Trust	80,266	1,215

Physicians Realty Trust	183,141	3,639

Piedmont Office Realty Trust, Inc., Class A	176,185	3,767

Prologis, Inc.	633,786	32,881

PS Business Parks, Inc.	24,473	2,809

Public Storage	175,327	38,381

QTS Realty Trust, Inc., Class A	54,717	2,667

Quality Care Properties, Inc. *	111,893	2,110

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

United States – 47.9% – continued

Ramco-Gershenson Properties Trust	94,761	$1,329

Realty Income Corp.	311,517	18,545

Regency Centers Corp.	177,932	11,813

Retail Opportunity Investments Corp.	131,633	2,768

Retail Properties of America, Inc., Class A	286,442	4,130

Rexford Industrial Realty, Inc.	78,735	1,773

RLJ Lodging Trust	150,497	3,538

Ryman Hospitality Properties, Inc.	59,000	3,648

Sabra Health Care REIT, Inc.	78,740	2,199

Saul Centers, Inc.	16,705	1,029

Select Income REIT	81,866	2,111

Senior Housing Properties Trust	287,409	5,820

Seritage Growth Properties, Class A	31,200	1,346

Silver Bay Realty Trust Corp.	40,901	878

Simon Property Group, Inc.	379,921	65,358

SL Green Realty Corp.	122,507	13,062

Spirit Realty Capital, Inc.	557,419	5,647

STAG Industrial, Inc.	91,011	2,277

STORE Capital Corp.	186,828	4,461

Summit Hotel Properties, Inc.	104,756	1,674

Sun Communities, Inc.	78,685	6,321

Sunstone Hotel Investors, Inc.	262,202	4,020

Tanger Factory Outlet Centers, Inc.	116,053	3,803

Taubman Centers, Inc.	72,880	4,812

Terreno Realty Corp.	57,100	1,599

Tier REIT, Inc.	56,800	986

TravelCenters of America LLC – (Fractional Shares) *(2)	50,000	–

UDR, Inc.	322,742	11,703

Universal Health Realty Income Trust	16,573	1,069

Urban Edge Properties	108,056	2,842

Urstadt Biddle Properties, Inc., Class A	35,560	731

Ventas, Inc.	428,196	27,850

VEREIT, Inc.	1,165,568	9,896

Vornado Realty Trust	204,913	20,555

Washington Prime Group, Inc.	221,508	1,925

Washington Real Estate Investment Trust	90,244	2,823

Weingarten Realty Investors	139,316	4,652

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% (1) – continued

United States – 47.9% – continued

Welltower, Inc.	438,414	$31,048

WP Carey, Inc.	109,389	6,806

Xenia Hotels & Resorts, Inc.	130,000	2,219
		905,918
Total Common Stocks
(Cost $1,505,989)		1,846,881

	PRINCIPAL AMOUNT (000s) (4)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

Malaysia – 0.0%

YTL Land & Development Bhd., 3.00%, 10/31/21 (MYR) (5)	$114	$12
Total Convertible Bonds
(Cost $24)		12

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Brazil – 0.0%

Gafisa S.A. *	34,462	$44

Tecnisa S.A. *	33,011	3
		47

Hong Kong – 0.0%

C C Land Holdings Ltd. *	768,000	6
Total Rights
(Cost $–)		53

INVESTMENT COMPANIES – 1.2%

F&C Commercial Property Trust Ltd. (1)	652,735	1,183

MedicX Fund Ltd. (1)	496,538	554

Northern Institutional Funds – Government Assets Portfolio, 0.50% (6)(7)	18,248,014	18,248

Picton Property Income (The) Ltd. (1)	672,045	705

UK Commercial Property Trust Ltd. Fund (1)	813,502	877
Total Investment Companies
(Cost $21,500)		21,567

Total Investments – 98.9%
(Cost $1,527,513)		1,868,513

Other Assets less Liabilities – 1.1%		21,284
NET ASSETS – 100.0%		$1,889,797

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Principal amount is in USD unless otherwise indicated.
(5)	Step coupon bond. Rate as of March 31, 2017 is disclosed.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day yield as of March 31, 2017 is disclosed.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Bank of Montreal	United States Dollar	331	Japanese Yen	36,853	6/21/17	$1
BNY Mellon	United States Dollar	184	Swedish Krona	1,640	6/21/17	–*
Citibank	Australian Dollar	557	United States Dollar	419	6/21/17	(6)
Citibank	Canadian Dollar	543	United States Dollar	409	6/21/17	–*
Citibank	United States Dollar	599	British Pound	489	6/21/17	15
Citibank	United States Dollar	2,805	Hong Kong Dollar	21,751	6/21/17	(1)
Goldman Sachs	Japanese Yen	48,050	United States Dollar	433	6/21/17	–*
Goldman Sachs	United States Dollar	492	Canadian Dollar	662	6/21/17	6
JPMorgan Chase	Hong Kong Dollar	3,018	United States Dollar	389	6/21/17	–*
JPMorgan Chase	Singapore Dollar	358	United States Dollar	257	6/21/17	1
Morgan Stanley	United States Dollar	1,910	Japanese Yen	218,127	6/21/17	56
Morgan Stanley	United States Dollar	658	Singapore Dollar	931	6/21/17	8
Morgan Stanley	United States Dollar	102	Swiss Franc	103	6/21/17	1
Societe Generale	United States Dollar	1,459	Euro	1,362	6/21/17	–*
Societe Generale	United States Dollar	149	Swiss Franc	148	6/21/17	–*
Toronto-Dominion Bank	British Pound	597	United States Dollar	740	6/21/17	(10)

Total						$71

*	Amount rounds to less than one thousand.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
DAX Index (Euro)	4	$1,315	Long	6/17	$ 34
E-Mini S&P Midcap 400 (United States Dollar)	127	21,821	Long	6/17	124
FTSE 100 Index (British Pound)	34	3,099	Long	6/17	1
Hang Seng Index (Hong Kong Dollar)	6	932	Long	4/17	(8)
Nikkei 225 (Japanese Yen)	75	6,386	Long	6/17	(110)
SPI 200 Index (Australian Dollar)	53	5,920	Long	6/17	88
Topix Index (Japanese Yen)	3	408	Long	6/17	(7)

Total					$122

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activities	9.2%
Diversified REITs	11.3
Health Care REITs	6.9
Industrial REITs	6.1
Office REITs	11.0
Real Estate Development	6.5
Real Estate Operating Companies	8.8
Residential REITs	9.6
Retail REITs	20.9
Specialized REITs	5.8
Other Industries less than 5%	3.9

Total	100.0%

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	49.5%
Hong Kong Dollar	10.6
Japanese Yen	9.6
Euro	7.7
Australian Dollar	5.4
All other currencies less than 5%	17.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2017 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$11,824	$–	$–	$11,824
Canada	46,483	–	–	46,483
Chile	1,800	–	–	1,800
Egypt	320	–	–	320
Germany	2,807	50,561	–	53,368
Italy	1,197	–	–	1,197
Mexico	9,107	–	–	9,107
Sweden	214	19,674	–	19,888
United States	905,918	–	–	905,918
All Other Countries (1)	–	796,976	–	796,976
Total Common Stocks	979,670	867,211	–	1,846,881
Convertible Bonds (1)	–	–	12	12
Rights
Brazil	47	–	–	47
Hong Kong	–	6	–	6
Total Rights	47	6	–	53
Investment Companies	18,248	3,319	–	21,567
Total Investments	$997,965	$870,536	$12	$1,868,513

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$88	$–	$88
Futures Contracts	247	–	–	247
Liabilities
Forward Foreign Currency Exchange Contracts	–	(17)	–	(17)
Futures Contracts	(125)	–	–	(125)
Total Other Financial Instruments	$122	$71	$–	$193

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

	Value (000s)	Reason
Common Stocks
Germany	$2,807	Valuations at official close price
Italy	1,197	Valuations at official close price
Total	$4,004

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/16 (000s)		ACCRUED DISCOUNTS (PREMIUMS) (LOSSES)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)		TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/17 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/17 (000s)

Common Stocks

Mexico	$–	*	$–	$(547)	$547	$–	$–	*	$–	$–	$–	$–

Convertible Bonds

Malaysia	13		5	–	(6)	–	–		–	–	12	(6)

Total	$13		$5	$(547)	$541	$–	$–	*	$–	$–	$12	$(6)

*	Amount rounds to less than one thousand.

The Fund valued the securities included in the Balance as of 3/31/17 above using evaluated prices provided by a third party provider.

EXPLANATION OF CURRENCY ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

MYR - Malaysian Ringgit

USD - United States Dollar

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1)

Australia – 3.5%

AGL Energy Ltd.	10,793	$218

Amcor Ltd.	18,491	213

AMP Ltd.	47,388	187

APA Group	18,419	126

Aurizon Holdings Ltd.	33,702	135

AusNet Services	27,225	35

Australia & New Zealand Banking Group Ltd.	46,570	1,131

Bendigo & Adelaide Bank Ltd.	7,138	66

Boral Ltd.	19,544	87

Brambles Ltd.	25,149	179

Caltex Australia Ltd.	3,947	89

Coca-Cola Amatil Ltd.	8,875	73

Cochlear Ltd.	864	89

Commonwealth Bank of Australia	28,009	1,837

Computershare Ltd.	7,150	77

Dexus Property Group	15,893	119

Goodman Group	28,890	171

GPT Group (The)	29,562	116

Healthscope Ltd.	25,906	45

Insurance Australia Group Ltd.	38,640	178

LendLease Group	9,122	109

Macquarie Group Ltd.	4,948	341

Mirvac Group	56,212	94

National Australia Bank Ltd.	42,245	1,073

Newcrest Mining Ltd.	12,234	210

Ramsay Health Care Ltd.	2,330	124

Scentre Group	83,773	275

South32 Ltd.	85,655	180

Stockland	39,188	139

Sydney Airport	16,995	88

Transurban Group	32,122	286

Wesfarmers Ltd.	17,927	616

Westpac Banking Corp.	53,229	1,420

Woodside Petroleum Ltd.	11,936	292
		10,418

Austria – 0.0%

OMV A.G.	2,259	89

Belgium – 0.1%

Colruyt S.A.	1,039	51

KBC Group N.V.	3,954	262

Umicore S.A.	1,438	82
		395

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Canada – 3.9%

Agnico Eagle Mines Ltd.	3,499	$148

Agrium, Inc.	2,093	200

Alimentation Couche-Tard, Inc., Class B	6,700	303

AltaGas Ltd.	2,627	61

ARC Resources Ltd.	5,374	77

Atco Ltd., Class I	1,241	48

Bank of Montreal	10,303	770

Bank of Nova Scotia (The)	19,810	1,159

CAE, Inc.	4,100	63

Canadian Imperial Bank of Commerce	6,238	538

Canadian National Railway Co.	12,275	906

Canadian Tire Corp. Ltd., Class A	1,095	130

Canadian Utilities Ltd., Class A	1,892	55

Cenovus Energy, Inc.	13,363	151

CGI Group, Inc., Class A *	3,512	168

Crescent Point Energy Corp.	8,255	89

Empire Co. Ltd., Class A	2,519	38

Enbridge, Inc.	25,871	1,084

Encana Corp.	15,013	176

Finning International, Inc.	2,600	49

First Capital Realty, Inc.	1,900	29

Fortis, Inc.	7,300	242

Franco-Nevada Corp.	2,911	191

Gildan Activewear, Inc.	3,612	98

Jean Coutu Group PJC (The), Inc., Class A	1,400	22

Keyera Corp.	2,852	84

Kinross Gold Corp. *	20,743	73

Loblaw Cos. Ltd.	3,543	192

Lululemon Athletica, Inc. *	1,700	88

Magna International, Inc.	6,244	269

Metro, Inc.	3,863	119

National Bank of Canada	5,300	223

Open Text Corp.	4,012	136

Pembina Pipeline Corp.	6,248	198

Potash Corp. of Saskatchewan, Inc.	13,186	225

PrairieSky Royalty Ltd.	3,400	72

Rogers Communications, Inc., Class B	5,745	254

Shaw Communications, Inc., Class B	6,765	140

Silver Wheaton Corp.	7,173	149

Suncor Energy, Inc.	26,525	814

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Canada – 3.9% – continued

Teck Resources Ltd., Class B	8,996	$197

TELUS Corp.	3,223	105

Toronto-Dominion Bank (The)	30,336	1,519
		11,652

Denmark – 0.8%

Chr Hansen Holding A/S	1,493	96

Coloplast A/S, Class B	1,938	151

Genmab A/S *	910	176

ISS A/S	2,525	95

Novo Nordisk A/S, Class B	30,418	1,046

Novozymes A/S, Class B	3,742	148

Pandora A/S	1,762	195

Tryg A/S	1,801	33

Vestas Wind Systems A/S	3,500	285
		2,225

Finland – 0.2%

Metso OYJ	1,732	52

Neste OYJ	2,046	80

Nokian Renkaat OYJ	1,824	76

Orion OYJ, Class B	1,643	86

UPM-Kymmene OYJ	9,509	224

Wartsila OYJ Abp	2,401	128
		646

France – 3.8%

Accor S.A.	2,677	111

Aeroports de Paris	445	55

Air Liquide S.A.	6,186	707

Atos S.E.	1,426	176

AXA S.A.	30,912	800

Bouygues S.A.	3,399	138

Bureau Veritas S.A.	4,408	93

Capgemini S.A.	2,594	240

Carrefour S.A.	8,861	209

Casino Guichard Perrachon S.A.	966	54

Christian Dior S.E.	870	202

Cie de Saint-Gobain	7,949	409

Cie Generale des Etablissements Michelin	2,901	353

CNP Assurances	2,496	51

Danone S.A.	9,384	639

Eiffage S.A.	868	68

Essilor International S.A.	3,298	400

Eurazeo S.A.	549	36

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

France – 3.8% – continued

Gecina S.A.	622	$84

ICADE	562	41

Imerys S.A.	582	49

JCDecaux S.A.	1,208	43

Kering	1,189	308

Lagardere S.C.A.	1,858	55

Legrand S.A.	4,217	254

L’Oreal S.A.	4,005	770

Natixis S.A.	14,202	87

Orange S.A.	33,456	521

Renault S.A.	3,022	262

Rexel S.A.	4,752	86

Schneider Electric S.E.	8,945	656

SES S.A.	6,000	140

Societe BIC S.A.	457	57

Suez	7,317	116

TOTAL S.A.	36,970	1,868

Unibail-Rodamco S.E.	1,588	370

Valeo S.A.	3,850	257

Vivendi S.A.	16,431	320

Wendel S.A.	449	57
		11,142

Germany – 3.1%

adidas A.G.	2,993	569

Allianz S.E. (Registered)	7,267	1,346

Arch Capital Group Ltd. *	1,900	180

Axel Springer S.E.	716	40

Axis Capital Holdings Ltd.	1,447	97

BASF S.E.	15,015	1,488

Bayerische Motoren Werke A.G.	5,263	480

Beiersdorf A.G.	1,637	155

Brenntag A.G.	2,508	141

Deutsche Boerse A.G. *	3,182	292

Deutsche Post A.G. (Registered)	15,422	528

Evonik Industries A.G.	3,341	109

Fraport A.G. Frankfurt Airport Services Worldwide	690	49

GEA Group A.G.	3,010	128

HeidelbergCement A.G.	2,414	226

Henkel A.G. & Co. KGaA	1,669	186

MAN S.E.	537	55

Merck KGaA	2,046	233

METRO A.G.	2,796	89

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Germany – 3.1% – continued

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	2,560	$501

OSRAM Licht A.G.	1,343	84

ProSiebenSat.1 Media S.E.	3,632	161

SAP S.E.	16,051	1,575

Symrise A.G.	2,381	158

Telefonica Deutschland Holding A.G.	11,737	58

TUI A.G. – CDI	8,231	114
		9,042

Hong Kong – 0.7%

BOC Hong Kong Holdings Ltd.	58,500	239

CLP Holdings Ltd.	25,806	270

Hang Lung Properties Ltd.	37,000	96

Hang Seng Bank Ltd.	12,078	245

Henderson Land Development Co. Ltd.	18,000	112

Hong Kong & China Gas Co. Ltd.	120,442	241

Hong Kong Exchanges & Clearing Ltd.	18,435	464

Hysan Development Co. Ltd.	10,000	45

Li & Fung Ltd.	90,000	39

MTR Corp. Ltd.	23,297	131

Swire Pacific Ltd., Class A	8,500	85

Swire Properties Ltd.	18,878	61

Yue Yuen Industrial Holdings Ltd.	10,500	41
		2,069

Ireland – 0.7%

Accenture PLC, Class A	9,947	1,192

CRH PLC	13,188	465

DCC PLC	1,465	129

Kerry Group PLC, Class A	2,541	200
		1,986

Israel – 0.0%

Bank Hapoalim B.M.	16,101	98

Italy – 0.4%

Assicurazioni Generali S.p.A.	18,376	292

Intesa Sanpaolo S.p.A.	201,924	548

Intesa Sanpaolo S.p.A. (RSP)	15,191	39

Snam S.p.A.	39,580	171

Tenaris S.A.	7,372	126

Terna Rete Elettrica Nazionale S.p.A.	22,782	113
		1,289

Japan – 8.3%

Aeon Co. Ltd.	10,600	155

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Japan – 8.3% – continued

AEON Financial Service Co. Ltd.	1,690	$32

Aeon Mall Co. Ltd.	1,680	26

Aisin Seiki Co. Ltd.	3,100	153

Ajinomoto Co., Inc.	8,400	166

Alfresa Holdings Corp.	2,900	50

Amada Holdings Co. Ltd.	5,000	57

ANA Holdings, Inc.	17,000	52

Asahi Glass Co. Ltd.	16,000	130

Asahi Kasei Corp.	20,000	194

Asics Corp.	2,500	40

Astellas Pharma, Inc.	33,900	447

Benesse Holdings, Inc.	900	28

Casio Computer Co. Ltd.	3,500	49

Central Japan Railway Co.	2,300	376

Chugai Pharmaceutical Co. Ltd.	3,510	121

Dai Nippon Printing Co. Ltd.	8,000	86

Daicel Corp.	4,400	53

Daikin Industries Ltd.	3,700	373

Daiwa House Industry Co. Ltd.	9,000	259

Denso Corp.	7,500	331

Dentsu, Inc.	3,500	190

East Japan Railway Co.	5,300	462

Eisai Co. Ltd.	4,005	208

Fast Retailing Co. Ltd.	900	283

Fuji Heavy Industries Ltd.	9,808	361

FUJIFILM Holdings Corp.	6,900	270

Fujitsu Ltd.	30,000	184

Hino Motors Ltd.	4,200	51

Hitachi Chemical Co. Ltd.	1,517	42

Hitachi Construction Machinery Co. Ltd.	1,700	43

Hitachi High-Technologies Corp.	1,143	47

Hitachi Metals Ltd.	3,100	44

Honda Motor Co. Ltd.	25,900	783

Hulic Co. Ltd.	4,600	43

Inpex Corp.	15,400	152

Kajima Corp.	14,000	92

Kaneka Corp.	4,000	30

Kansai Paint Co. Ltd.	3,300	70

Kao Corp.	8,100	445

Kawasaki Heavy Industries Ltd.	22,000	67

KDDI Corp.	29,200	767

Keio Corp.	9,000	71

Keyence Corp.	1,500	602

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Japan – 8.3% – continued

Kikkoman Corp.	3,000	$90

Kobe Steel Ltd. *	4,955	45

Komatsu Ltd.	14,800	387

Konica Minolta, Inc.	6,900	62

Kubota Corp.	16,700	251

Kuraray Co. Ltd.	5,400	82

Kurita Water Industries Ltd.	1,500	36

Kyocera Corp.	5,100	285

Kyowa Hakko Kirin Co. Ltd.	4,000	63

Lawson, Inc.	1,100	75

Marui Group Co. Ltd.	3,300	45

Mazda Motor Corp.	9,300	134

McDonald’s Holdings Co. Japan Ltd.	1,100	32

Miraca Holdings, Inc.	1,000	46

Mitsubishi Corp.	24,000	520

Mitsubishi Electric Corp.	30,800	443

Mitsubishi Estate Co. Ltd.	20,000	366

Mitsubishi Materials Corp.	1,700	52

Mitsubishi UFJ Lease & Finance Co. Ltd.	8,030	40

Mitsui Chemicals, Inc.	14,000	69

Mitsui Fudosan Co. Ltd.	14,000	299

Mitsui OSK Lines Ltd.	19,000	60

Mizuho Financial Group, Inc.	383,773	705

Murata Manufacturing Co. Ltd.	3,015	430

Nabtesco Corp.	1,700	45

NEC Corp.	43,000	104

NGK Insulators Ltd.	4,000	91

NGK Spark Plug Co. Ltd.	2,900	67

Nikon Corp.	5,300	77

Nippon Prologis REIT, Inc.	27	59

Nippon Telegraph & Telephone Corp.	11,000	470

Nippon Yusen K.K. *	25,000	53

Nissan Motor Co. Ltd.	38,400	371

Nissin Foods Holdings Co. Ltd.	900	50

Nitto Denko Corp.	2,600	201

Nomura Real Estate Holdings, Inc.	2,000	32

Nomura Research Institute Ltd.	2,092	77

NSK Ltd.	7,100	102

NTT DOCOMO, Inc.	22,000	513

Obayashi Corp.	10,900	102

Omron Corp.	3,000	132

Oriental Land Co. Ltd.	3,500	201

Osaka Gas Co. Ltd.	31,000	118

Panasonic Corp.	35,300	400

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Japan – 8.3% – continued

Resona Holdings, Inc.	35,200	$190

Rinnai Corp.	500	40

Santen Pharmaceutical Co. Ltd.	5,600	81

Secom Co. Ltd.	3,300	237

Sekisui Chemical Co. Ltd.	6,400	108

Sekisui House Ltd.	9,700	160

Seven & i Holdings Co. Ltd.	12,000	472

Shimadzu Corp.	4,000	64

Shimizu Corp.	9,000	81

Shin-Etsu Chemical Co. Ltd.	6,200	539

Shionogi & Co. Ltd.	4,700	243

Shiseido Co. Ltd.	6,100	161

Showa Shell Sekiyu K.K.	2,800	28

Sompo Holdings, Inc.	5,600	206

Sony Corp.	20,100	682

Stanley Electric Co. Ltd.	2,333	67

Sumitomo Chemical Co. Ltd.	26,000	146

Sumitomo Corp.	18,800	253

Sumitomo Dainippon Pharma Co. Ltd.	2,435	40

Sumitomo Electric Industries Ltd.	12,100	201

Sumitomo Heavy Industries Ltd.	9,000	63

Sumitomo Metal Mining Co. Ltd.	8,000	114

Sumitomo Mitsui Financial Group, Inc.	21,400	780

Sumitomo Mitsui Trust Holdings, Inc.	5,300	185

Sumitomo Rubber Industries Ltd.	2,500	43

Suntory Beverage & Food Ltd.	2,100	89

Suzuken Co. Ltd.	1,238	41

Sysmex Corp.	2,542	154

T&D Holdings, Inc.	9,500	139

Takashimaya Co. Ltd.	5,000	44

Takeda Pharmaceutical Co. Ltd.	11,300	532

TDK Corp.	1,900	121

Teijin Ltd.	3,000	57

Toho Co. Ltd.	1,700	45

Toho Gas Co. Ltd.	6,000	43

Tokyo Electron Ltd.	2,500	274

Tokyo Gas Co. Ltd.	31,000	141

Tokyu Corp.	17,000	121

Tokyu Fudosan Holdings Corp.	8,400	46

Toppan Printing Co. Ltd.	8,000	82

Toray Industries, Inc.	23,000	204

TOTO Ltd.	2,200	83

Toyo Suisan Kaisha Ltd.	1,300	48

Toyoda Gosei Co. Ltd.	1,100	28

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Japan – 8.3% – continued

Toyota Industries Corp.	2,600	$130

Toyota Tsusho Corp.	3,300	100

USS Co. Ltd.	3,500	58

Yakult Honsha Co. Ltd.	1,400	78

Yamada Denki Co. Ltd.	10,260	51

Yamaha Corp.	2,500	69

Yamaha Motor Co. Ltd.	4,700	114

Yaskawa Electric Corp.	4,200	85

Yokogawa Electric Corp.	3,700	58
		24,586

Netherlands – 1.4%

Aegon N.V.	29,516	150

Akzo Nobel N.V.	3,908	324

ASML Holding N.V.	6,189	821

Boskalis Westminster	1,336	46

Core Laboratories N.V.	689	80

EXOR N.V.	1,720	89

Gemalto N.V.	1,214	68

ING Groep N.V.	61,699	932

Koninklijke Ahold Delhaize N.V.	20,374	436

Koninklijke DSM N.V.	2,901	196

Koninklijke KPN N.V.	55,284	167

Koninklijke Philips N.V.	14,923	480

Koninklijke Vopak N.V.	1,087	47

NN Group N.V.	5,076	165

QIAGEN N.V. *	3,219	93

Wolters Kluwer N.V.	4,829	201
		4,295

New Zealand – 0.1%

Auckland International Airport Ltd.	14,328	68

Contact Energy Ltd.	11,067	39

Fletcher Building Ltd.	10,456	61

Mercury NZ Ltd.	9,087	20

Meridian Energy Ltd.	20,707	41

Ryman Healthcare Ltd.	5,543	32
		261

Norway – 0.4%

DNB ASA	15,471	245

Marine Harvest ASA *	5,779	88

Norsk Hydro ASA	22,077	128

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Norway – 0.4% – continued

Orkla ASA	13,440	$120

Statoil ASA	17,968	309

Telenor ASA	11,988	200
		1,090

Portugal – 0.1%

Banco Espirito Santo S.A. (Registered) *(2)	29,034	–

EDP – Energias de Portugal S.A.	34,997	119

Galp Energia SGPS S.A.	7,877	120

Jeronimo Martins SGPS S.A.	3,984	71
		310

Singapore – 0.5%

Ascendas Real Estate Investment Trust	39,800	72

CapitaLand Commercial Trust	34,100	38

CapitaLand Ltd.	42,500	110

CapitaLand Mall Trust	39,600	56

City Developments Ltd.	6,500	47

DBS Group Holdings Ltd.	28,195	391

Global Logistic Properties Ltd.	44,000	88

Jardine Cycle & Carriage Ltd.	1,544	48

Keppel Corp. Ltd.	22,900	114

Singapore Airlines Ltd.	8,300	60

Singapore Press Holdings Ltd.	24,800	63

Singapore Telecommunications Ltd.	128,000	359

UOL Group Ltd.	7,900	39
		1,485

South Africa – 0.1%

Investec PLC	10,872	74

Mediclinic International PLC	5,503	49

Mondi PLC	6,016	146
		269

Spain – 1.2%

Amadeus IT Group S.A.	6,859	348

Banco Bilbao Vizcaya Argentaria S.A.	104,675	812

Banco de Sabadell S.A.	85,221	156

CaixaBank S.A.	57,165	246

Distribuidora Internacional de Alimentacion S.A.	9,673	56

Enagas S.A.	3,811	99

Ferrovial S.A.	8,056	161

Iberdrola S.A.	87,983	629

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Spain – 1.2% – continued

Industria de Diseno Textil S.A.	17,340	$611

Red Electrica Corp. S.A.	6,983	134

Repsol S.A.	17,939	277
		3,529

Sweden – 1.8%

Alfa Laval AB	4,408	83

Assa Abloy AB, Class B	17,563	360

Atlas Copco AB, Class A	10,790	381

Atlas Copco AB, Class B	6,243	198

Autoliv, Inc.	1,413	145

Boliden AB	4,458	133

Electrolux AB, Class B	3,642	101

Hennes & Mauritz AB, Class B	15,110	386

Husqvarna AB, Class B	6,716	59

ICA Gruppen AB	1,241	42

Industrivarden AB, Class C	2,608	57

Kinnevik AB, Class B	3,669	98

Nordea Bank AB	48,335	552

Sandvik AB	16,911	252

Skandinaviska Enskilda Banken AB, Class A	23,942	266

Skanska AB, Class B	5,549	131

SKF AB, Class B	6,421	127

Svenska Cellulosa AB S.C.A., Class B	9,543	308

Svenska Handelsbanken AB, Class A	24,266	333

Swedbank AB, Class A	14,524	337

Telefonaktiebolaget LM Ericsson, Class B	48,184	322

Telia Co. AB	41,786	175

Volvo AB, Class B	24,168	356
		5,202

Switzerland – 4.0%

ABB Ltd. (Registered)	29,928	700

Actelion Ltd. (Registered) *	1,624	458

Adecco Group A.G. (Registered)	2,647	188

Aryzta A.G. *	1,307	42

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	17	96

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	2	133

Chubb Ltd.	7,712	1,051

Coca-Cola HBC A.G. – CDI *	2,760	71

Garmin Ltd.	1,700	87

Givaudan S.A. (Registered)	146	263

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

Switzerland – 4.0% – continued

Kuehne + Nagel International A.G. (Registered)	889	$126

LafargeHolcim Ltd. (Registered) *	4,851	287

LafargeHolcim Ltd. (Registered) (Euronext Paris Exchange) *	2,416	143

Lonza Group A.G. (Registered) *	922	174

Novartis A.G. (Registered)	36,135	2,683

Roche Holding A.G. (Genusschein)	11,369	2,900

SGS S.A. (Registered)	88	188

Sika A.G. (Bearer)	39	234

Swiss Re A.G.	5,196	467

Swisscom A.G. (Registered)	417	192

TE Connectivity Ltd.	5,700	425

Weatherford International PLC *	14,997	100

Wolseley PLC	3,996	251

Zurich Insurance Group A.G.	2,393	639
		11,898

United Kingdom – 6.1%

3i Group PLC	15,874	149

Aberdeen Asset Management PLC	14,460	48

Aon PLC	4,200	499

Associated British Foods PLC	5,738	188

Aviva PLC	64,859	432

Barratt Developments PLC	15,220	104

Berkeley Group Holdings PLC	1,971	79

British Land (The) Co. PLC	15,954	122

BT Group PLC	134,157	535

Bunzl PLC	5,412	157

Burberry Group PLC	7,246	157

Capita PLC	9,898	70

CNH Industrial N.V.	16,525	159

Coca-Cola European Partners PLC	287	11

Coca-Cola European Partners PLC (New York Exchange)	3,245	122

Croda International PLC	2,190	98

Delphi Automotive PLC	4,333	349

easyJet PLC	2,585	33

GlaxoSmithKline PLC	79,483	1,653

Hammerson PLC	13,140	94

IHS Markit Ltd. *	5,706	239

InterContinental Hotels Group PLC	3,057	150

Intertek Group PLC	2,450	121

Intu Properties PLC	15,064	53

ITV PLC	58,149	160

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United Kingdom – 6.1% – continued

J Sainsbury PLC	26,695	$88

Johnson Matthey PLC	3,195	123

Kingfisher PLC	36,901	151

Land Securities Group PLC	12,758	169

Legal & General Group PLC	93,552	290

Liberty Global PLC, Class A *	3,886	139

Liberty Global PLC, Class C *	9,810	344

London Stock Exchange Group PLC	5,005	199

Marks & Spencer Group PLC	26,372	111

Meggitt PLC	11,622	65

Merlin Entertainments PLC (3)	11,222	67

Michael Kors Holdings Ltd. *	2,636	101

National Grid PLC	59,851	759

Next PLC	2,131	115

Old Mutual PLC	78,556	198

Pearson PLC	13,205	113

Pentair PLC	2,769	174

Petrofac Ltd.	4,103	47

Prudential PLC	41,004	867

Reckitt Benckiser Group PLC	10,053	916

RELX N.V.	15,659	291

RELX PLC	6,480	127

RELX PLC (London Exchange)	10,694	210

RSA Insurance Group PLC	16,057	118

Schroders PLC	2,082	79

Segro PLC	16,310	93

Sky PLC	16,025	196

SSE PLC	16,117	298

Standard Chartered PLC *	52,188	500

Standard Life PLC	32,159	143

Tate & Lyle PLC	7,134	68

Taylor Wimpey PLC	53,018	128

TechnipFMC PLC *	3,524	115

TechnipFMC PLC (Euronext Paris Exchange) *	3,534	115

Tesco PLC *	127,879	298

Travis Perkins PLC	3,934	75

Unilever N.V. – CVA	25,901	1,287

Unilever PLC	20,406	1,007

United Utilities Group PLC	11,075	138

Vodafone Group PLC	423,070	1,100

Whitbread PLC	2,944	146

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United Kingdom – 6.1% – continued

Willis Towers Watson PLC	2,093	$274

Wm Morrison Supermarkets PLC	36,047	108

WPP PLC	20,559	451
		18,183

United States – 55.9%

3M Co.	9,629	1,842

A.O. Smith Corp.	2,400	123

Acuity Brands, Inc.	700	143

Advance Auto Parts, Inc.	1,200	178

AES Corp.	10,900	122

Aflac, Inc.	6,526	473

AGCO Corp.	1,036	62

Agilent Technologies, Inc.	5,116	270

Air Products & Chemicals, Inc.	3,250	440

Albemarle Corp.	1,800	190

Alexandria Real Estate Equities, Inc.	1,200	133

Alexion Pharmaceuticals, Inc. *	3,589	435

Alliant Energy Corp.	3,704	147

Allstate (The) Corp.	5,900	481

Ally Financial, Inc.	7,000	142

Alphabet, Inc., Class C *	5,028	4,171

AMERCO	100	38

American Express Co.	12,468	986

American International Group, Inc.	16,500	1,030

American Tower Corp.	6,728	818

American Water Works Co., Inc.	2,805	218

Ameriprise Financial, Inc.	2,526	328

AmerisourceBergen Corp.	2,694	238

AMETEK, Inc.	3,702	200

Amgen, Inc.	11,925	1,957

Analog Devices, Inc.	5,834	478

Annaly Capital Management, Inc.	15,565	173

ANSYS, Inc. *	1,405	150

Antero Resources Corp. *	2,315	53

Anthem, Inc.	4,200	695

Apache Corp.	5,956	306

Applied Materials, Inc.	17,153	667

Aramark	3,800	140

Arthur J. Gallagher & Co.	2,900	164

Assurant, Inc.	900	86

Autodesk, Inc. *	3,115	269

Automatic Data Processing, Inc.	7,300	747

AutoNation, Inc. *	1,100	46

AutoZone, Inc. *	505	365

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United States – 55.9% – continued

AvalonBay Communities, Inc.	2,169	$398

Avery Dennison Corp.	1,438	116

Axalta Coating Systems Ltd. *	3,500	113

B/E Aerospace, Inc.	1,700	109

Baker Hughes, Inc.	6,413	384

Ball Corp.	2,602	193

Bank of New York Mellon (The) Corp.	16,998	803

BB&T Corp.	12,962	579

Becton Dickinson and Co.	3,422	628

Bed Bath & Beyond, Inc.	2,350	93

Best Buy Co., Inc.	4,673	230

Biogen, Inc. *	3,531	965

BioMarin Pharmaceutical, Inc. *	2,756	242

BlackRock, Inc.	1,952	749

BorgWarner, Inc.	3,444	144

Boston Properties, Inc.	2,480	328

Bristol-Myers Squibb Co.	27,257	1,482

Brixmor Property Group, Inc.	5,000	107

Bunge Ltd.	2,335	185

C.H. Robinson Worldwide, Inc.	2,270	175

CA, Inc.	5,028	159

Camden Property Trust	1,400	113

Campbell Soup Co.	3,237	185

Cardinal Health, Inc.	5,045	411

CarMax, Inc. *	3,109	184

Caterpillar, Inc.	9,267	860

CBRE Group, Inc., Class A *	4,826	168

Celanese Corp., Series A	2,333	210

Celgene Corp. *	12,600	1,568

Centene Corp. *	2,700	192

CenterPoint Energy, Inc.	6,613	182

CenturyLink, Inc.	8,659	204

Charles Schwab (The) Corp.	18,941	773

Charter Communications, Inc., Class A *	3,483	1,140

Cheniere Energy, Inc. *	3,231	153

Cigna Corp.	4,078	597

Cimarex Energy Co.	1,506	180

Cisco Systems, Inc.	81,269	2,747

CIT Group, Inc.	3,300	142

Citizens Financial Group, Inc.	8,300	287

Citrix Systems, Inc. *	2,500	208

Clorox (The) Co.	2,110	284

CME Group, Inc.	5,372	638

CMS Energy Corp.	4,449	199

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United States – 55.9% – continued

Coach, Inc.	4,500	$186

Coca-Cola (The) Co.	66,300	2,814

Cognizant Technology Solutions Corp., Class A *	9,755	581

Colgate-Palmolive Co.	13,512	989

Comerica, Inc.	2,752	189

Concho Resources, Inc. *	2,512	322

ConocoPhillips	19,700	982

Consolidated Edison, Inc.	4,852	377

Continental Resources, Inc. *	1,514	69

Corning, Inc.	15,362	415

Crown Castle International Corp.	6,054	572

CSX Corp.	15,027	699

Cummins, Inc.	2,517	381

Danaher Corp.	10,343	885

Darden Restaurants, Inc.	1,851	155

Deere & Co.	4,207	458

Delta Air Lines, Inc.	3,000	138

DENTSPLY SIRONA, Inc.	3,766	235

Devon Energy Corp.	7,536	314

Dick’s Sporting Goods, Inc.	1,400	68

Digital Realty Trust, Inc.	2,528	269

Discover Financial Services	6,461	442

Discovery Communications, Inc., Class A *	2,392	70

Discovery Communications, Inc., Class C *	3,690	104

Dollar General Corp.	4,500	314

Dominion Resources, Inc.	10,000	776

Dover Corp.	2,412	194

Dr. Pepper Snapple Group, Inc.	2,962	290

Duke Realty Corp.	5,653	148

Dun & Bradstreet (The) Corp.	623	67

E *TRADE Financial Corp. *	4,500	157

Eastman Chemical Co.	2,320	187

Eaton Corp. PLC	7,221	535

Eaton Vance Corp.	1,800	81

Ecolab, Inc.	4,155	521

Edison International	5,200	414

Edwards Lifesciences Corp. *	3,334	314

Envision Healthcare Corp. *	1,801	110

EOG Resources, Inc.	9,563	933

EQT Corp.	2,848	174

Equinix, Inc.	1,201	481

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United States – 55.9% – continued

Equity Residential	5,918	$368

Essex Property Trust, Inc.	1,000	232

Estee Lauder (The) Cos., Inc., Class A	3,519	298

Eversource Energy	5,572	327

Expeditors International of Washington, Inc.	2,788	157

Fastenal Co.	4,615	238

Federal Realty Investment Trust	1,150	154

Fifth Third Bancorp	12,100	307

First Republic Bank	2,400	225

Flex Ltd. *	8,518	143

Flowserve Corp.	2,000	97

Foot Locker, Inc.	2,100	157

Ford Motor Co.	58,961	686

Fortune Brands Home & Security, Inc.	2,400	146

Franklin Resources, Inc.	5,953	251

Frontier Communications Corp.	17,400	37

Gap (The), Inc.	3,587	87

General Mills, Inc.	9,620	568

Gilead Sciences, Inc.	20,970	1,424

Hanesbrands, Inc.	6,200	129

Harley-Davidson, Inc.	2,901	175

Hartford Financial Services Group (The), Inc.	6,186	297

Hasbro, Inc.	1,800	180

HCP, Inc.	7,410	232

Henry Schein, Inc. *	1,287	219

Hess Corp.	4,549	219

Hewlett Packard Enterprise Co.	27,900	661

Hilton Worldwide Holdings, Inc.	3,233	189

Hologic, Inc. *	3,841	163

Hormel Foods Corp.	4,750	164

Host Hotels & Resorts, Inc.	11,844	221

HP, Inc.	29,287	524

Humana, Inc.	2,440	503

Illinois Tool Works, Inc.	5,127	679

Ingersoll-Rand PLC	4,075	331

Intel Corp.	76,685	2,766

Intercontinental Exchange, Inc.	9,565	573

International Business Machines Corp.	14,465	2,519

International Flavors & Fragrances, Inc.	1,250	166

International Paper Co.	6,150	312

Intuit, Inc.	3,880	450

Invesco Ltd.	6,373	195

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United States – 55.9% – continued

Iron Mountain, Inc.	4,036	$144

Johnson & Johnson	43,850	5,461

Johnson Controls International PLC	14,893	627

Jones Lang LaSalle, Inc.	700	78

Kansas City Southern	1,700	146

Kellogg Co.	4,145	301

KeyCorp	16,943	301

Kimberly-Clark Corp.	5,748	757

Kimco Realty Corp.	6,800	150

Kinder Morgan, Inc.	30,200	657

Kohl’s Corp.	2,833	113

Kraft Heinz (The) Co.	10,089	916

Laboratory Corp. of America Holdings *	1,597	229

Lam Research Corp.	2,557	328

Level 3 Communications, Inc. *	4,769	273

Liberty Property Trust	2,200	85

LKQ Corp. *	4,917	144

Loews Corp.	4,600	215

Lowe’s Cos., Inc.	14,005	1,151

LyondellBasell Industries N.V., Class A	5,647	515

M&T Bank Corp.	2,246	347

Macerich (The) Co.	1,907	123

ManpowerGroup, Inc.	1,083	111

Marathon Oil Corp.	13,421	212

Marathon Petroleum Corp.	8,440	427

Marriott International, Inc., Class A	5,263	496

Marsh & McLennan Cos., Inc.	8,260	610

Marvell Technology Group Ltd.	6,700	102

Masco Corp.	5,300	180

Mastercard, Inc., Class A	15,400	1,732

Mattel, Inc.	5,545	142

McCormick & Co., Inc. (Non Voting)	1,788	174

McDonald’s Corp.	13,399	1,737

Mead Johnson Nutrition Co.	2,964	264

MEDNAX, Inc. *	1,500	104

Merck & Co., Inc.	44,621	2,835

Mettler-Toledo International, Inc. *	446	214

Microchip Technology, Inc.	3,380	249

Microsoft Corp.	118,800	7,824

Mid-America Apartment Communities, Inc.	1,800	183

Mohawk Industries, Inc. *	1,003	230

Mondelez International, Inc., Class A	24,746	1,066

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United States – 55.9% – continued

Mosaic (The) Co.	5,368	$157

Motorola Solutions, Inc.	2,350	203

Nasdaq, Inc.	1,780	124

National Oilwell Varco, Inc.	6,053	243

Netflix, Inc. *	6,841	1,011

New York Community Bancorp, Inc.	7,436	104

Newell Brands, Inc.	6,932	327

NIKE, Inc., Class B	21,418	1,194

NiSource, Inc.	4,900	117

Noble Energy, Inc.	6,828	234

Nordstrom, Inc.	1,995	93

Norfolk Southern Corp.	4,650	521

Northern Trust Corp. (4)	3,447	298

Nucor Corp.	5,048	301

NVIDIA Corp.	8,816	960

Occidental Petroleum Corp.	12,141	769

ONEOK, Inc.	3,407	189

Oracle Corp.	49,164	2,193

PACCAR, Inc.	5,581	375

Parker-Hannifin Corp.	2,099	336

Patterson Cos., Inc.	1,345	61

People’s United Financial, Inc.	4,772	87

PepsiCo, Inc.	22,910	2,563

Phillips 66	7,456	591

Pinnacle West Capital Corp.	1,746	146

Pioneer Natural Resources Co.	2,688	501

PNC Financial Services Group (The), Inc.	7,824	941

Polaris Industries, Inc.	1,000	84

PPG Industries, Inc.	4,200	441

Praxair, Inc.	4,533	538

Principal Financial Group, Inc.	4,552	287

Procter & Gamble (The) Co.	41,237	3,705

Progressive (The) Corp.	9,150	358

Prologis, Inc.	8,422	437

Prudential Financial, Inc.	6,997	746

Public Service Enterprise Group, Inc.	8,065	358

PVH Corp.	1,275	132

Quest Diagnostics, Inc.	2,200	216

Quintiles IMS Holdings, Inc. *	2,300	185

Range Resources Corp.	3,100	90

Raymond James Financial, Inc.	2,004	153

Regency Centers Corp.	2,500	166

Regions Financial Corp.	20,000	291

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United States – 55.9% – continued

Reinsurance Group of America, Inc.	1,000	$127

RenaissanceRe Holdings Ltd.	645	93

ResMed, Inc.	2,281	164

Robert Half International, Inc.	2,000	98

Rockwell Automation, Inc.	2,083	324

Rockwell Collins, Inc.	2,078	202

Roper Technologies, Inc.	1,645	340

Ross Stores, Inc.	6,304	415

Royal Caribbean Cruises Ltd.	2,729	268

S&P Global, Inc.	4,200	549

salesforce.com, Inc. *	10,209	842

SBA Communications Corp. *	2,000	241

Schlumberger Ltd.	22,604	1,765

Scripps Networks Interactive, Inc., Class A	1,233	97

Sealed Air Corp.	3,167	138

SEI Investments Co.	2,267	114

Sempra Energy	3,749	414

Sensata Technologies Holding N.V. *	2,600	114

Sherwin-Williams (The) Co.	1,243	386

Signature Bank *	900	134

Signet Jewelers Ltd.	1,100	76

Simon Property Group, Inc.	5,170	889

Skyworks Solutions, Inc.	3,000	294

SL Green Realty Corp.	1,600	171

Snap-on, Inc.	900	152

Southern (The) Co.	15,600	777

Southwest Airlines Co.	2,503	135

Southwestern Energy Co. *	8,308	68

Sprint Corp. *	13,133	114

Stanley Black & Decker, Inc.	2,400	319

Staples, Inc.	10,697	94

Starbucks Corp.	23,370	1,365

State Street Corp.	6,200	494

Symantec Corp.	9,618	295

T. Rowe Price Group, Inc.	3,943	269

TD Ameritrade Holding Corp.	4,213	164

Tesla, Inc. *	2,054	572

Tesoro Corp.	1,848	150

Texas Instruments, Inc.	15,993	1,288

Thermo Fisher Scientific, Inc.	6,467	993

Tiffany & Co.	1,926	184

Time Warner, Inc.	12,409	1,212

Tractor Supply Co.	2,081	144

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United States – 55.9% – continued

TransDigm Group, Inc.	1,000	$220

Travelers (The) Cos., Inc.	4,604	555

Trimble, Inc. *	3,837	123

UDR, Inc.	4,325	157

Ulta Beauty, Inc. *	998	285

Under Armour, Inc., Class A *	2,715	54

Under Armour, Inc., Class C *	2,819	52

Union Pacific Corp.	13,224	1,401

United Parcel Service, Inc., Class B	10,957	1,176

United Rentals, Inc. *	1,353	169

US Bancorp	27,216	1,402

Valero Energy Corp.	7,400	491

Varian Medical Systems, Inc. *	1,440	131

Ventas, Inc.	5,628	366

Verizon Communications, Inc.	65,883	3,212

Vertex Pharmaceuticals, Inc. *	3,959	433

VF Corp.	5,305	292

Vornado Realty Trust	2,675	268

Voya Financial, Inc.	3,100	118

W.W. Grainger, Inc.	967	225

WABCO Holdings, Inc. *	800	94

Walt Disney (The) Co.	24,300	2,755

Waste Management, Inc.	6,987	509

Waters Corp. *	1,294	202

WEC Energy Group, Inc.	5,022	304

Welltower, Inc.	6,229	441

Western Union (The) Co.	7,500	153

WestRock Co.	4,099	213

Weyerhaeuser Co.	11,938	406

Whirlpool Corp.	1,176	201

WhiteWave Foods (The) Co. *	2,900	163

Whole Foods Market, Inc.	5,071	151

Williams (The) Cos., Inc.	13,031	386

Workday, Inc., Class A *	1,930	161

Wyndham Worldwide Corp.	1,768	149

Xcel Energy, Inc.	8,148	362

Xerox Corp.	14,329	105

XL Group Ltd.	4,300	171

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% (1) – continued

United States – 55.9% – continued

Xylem, Inc.	2,924	$147

Yahoo!, Inc. *	14,345	666

Zoetis, Inc.	7,517	401
		165,583
Total Common Stocks
(Cost $224,203)		287,742

PREFERRED STOCKS – 0.1%

Germany – 0.1%

Bayerische Motoren Werke A.G.	824	65

Henkel A.G. & Co. KGaA	2,862	367
		432
Total Preferred Stocks
(Cost $264)		432

INVESTMENT COMPANIES – 2.0%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (5)(6)	5,883,775	5,884
Total Investment Companies
(Cost $5,884)		5,884

Total Investments – 99.2%
(Cost $230,351)		294,058

Other Assets less Liabilities – 0.8%		2,349
NET ASSETS – 100.0%		$296,407

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Value rounds to less than one thousand.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Investment in affiliate.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day yield as of March 31, 2017 is disclosed.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

At March 31, 2017, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNY Mellon	United States Dollar	150	Swedish Krona	1,339	6/21/17	$–*
Citibank	United States Dollar	90	Australian Dollar	120	6/21/17	1
Citibank	United States Dollar	186	British Pound	151	6/21/17	5
Goldman Sachs	United States Dollar	117	Canadian Dollar	157	6/21/17	1
Morgan Stanley	United States Dollar	541	Japanese Yen	61,789	6/21/17	16
Morgan Stanley	United States Dollar	100	Swiss Franc	100	6/21/17	–*
Societe Generale	United States Dollar	613	Euro	572	6/21/17	–*
Toronto-Dominion Bank	Japanese Yen	27,670	United States Dollar	250	6/21/17	1

Total						$24

*	Amount rounds to less than one thousand.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-Mini S&P 500 (United States Dollar)	44	$5,190	Long	6/17	$(12)
Euro Stoxx 50 (Euro)	36	1,316	Long	6/17	32
FTSE 100 Index (British Pound)	5	456	Long	6/17	–*
S&P/TSX 60 Index (Canadian Dollar)	1	137	Long	6/17	–*
SPI 200 Index (Australian Dollar)	3	335	Long	6/17	6
Topix Index (Japanese Yen)	5	679	Long	6/17	(12)
Yen Denominanted Nikkei 225 (Japanese Yen)	2	170	Long	6/17	(3)

Total					$11

*	Amount rounds to less than one thousand.

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.0%
Consumer Staples	9.5
Energy	6.2
Financials	17.0
Health Care	13.0
Industrials	11.1
Information Technology	15.1
Materials	5.2
Real Estate	4.5
Telecommunication Services	3.2
Utilities	3.2

Total	100.0%

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	59.5%
Euro	11.6
Japanese Yen	8.5
British Pound	5.1
All other currencies less than 5%	15.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2017 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)		TOTAL (000s)
Common Stocks
Canada	$11,652	$–	$–		$11,652
Germany	4,071	4,971	–		9,042
Ireland	1,192	794	–		1,986
Italy	292	997	–		1,289
Netherlands	173	4,122	–		4,295
Portugal	–	310	–	*	310
Sweden	144	5,058	–		5,202
Switzerland	1,663	10,235	–		11,898
United Kingdom	2,355	15,828	–		18,183
United States	165,583	–	–		165,583
All Other Countries (1)	–	58,302	–		58,302
Total Common Stocks	187,125	100,617	–	*	287,742
Preferred Stocks (1)	–	432	–		432
Investment Companies	5,884	–	–		5,884
Total Investments	$193,009	$101,049	$–	*	$294,058

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$24	$–		$24

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Futures Contracts	$38	$–		$–	$38
Liabilities
Forward Foreign Currency Exchange Contracts	–	–	*	–	–	*
Futures Contracts	(27)	–		–	(27)
Total Other Financial Instruments	$11	$24		$–	$35

(1)	Classifications as defined in the Schedule of Investments.
*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason

Common Stocks
Germany	$3,636	Valuations at official close price
Italy	292	Valuations at official close price
Total	$3,928

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/16 (000s)		REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/17 (000s)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/17 (000s)

Common Stock

Portugal	$–	*	$–	$–	*	$–	$–	$–	$–	$–	*	$–	*

*	Amount rounds to less than one thousand.

The Fund valued the securities included in the Balance as of 3/31/17 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	FAIR VALUE AT 3/31/17 (000s)		VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stocks	$–	*	Discounted Cash Flow Analysis	Distressed/Defaulted Market Discount, Estimated Recovery Value (1)

*	Amount rounds to less than one thousand.
(1)	The significant unobservable inputs that can be used in the fair value measurement are: Distressed/Defaulted Market Discount and Estimated Recovery Value. Significant increases (decreases) in the market discount in isolation would result in a significantly lower (higher) fair value measurement while an increase (decrease) in Estimated Recovery Value in isolation would result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1)

Australia – 7.5%

AGL Energy Ltd.	223,594	$4,505

Alumina Ltd.	817,997	1,118

Amcor Ltd.	387,295	4,453

AMP Ltd.	1,000,463	3,949

APA Group	375,274	2,568

Aristocrat Leisure Ltd.	174,706	2,397

ASX Ltd.	64,993	2,501

Aurizon Holdings Ltd.	669,955	2,686

AusNet Services	611,264	786

Australia & New Zealand Banking Group Ltd.	973,093	23,635

Bank of Queensland Ltd.	133,243	1,237

Bendigo & Adelaide Bank Ltd.	153,748	1,425

BGP Holdings PLC *(2)	1,085,479	–

BHP Billiton Ltd.	1,068,184	19,500

BHP Billiton PLC	698,847	10,839

Boral Ltd.	408,188	1,820

Brambles Ltd.	532,759	3,800

Caltex Australia Ltd.	83,886	1,887

Challenger Ltd.	186,178	1,779

CIMIC Group Ltd.	30,466	835

Coca-Cola Amatil Ltd.	201,967	1,669

Cochlear Ltd.	19,343	1,997

Commonwealth Bank of Australia	573,068	37,590

Computershare Ltd.	157,482	1,685

Crown Resorts Ltd.	122,944	1,109

CSL Ltd.	151,116	14,430

Dexus Property Group	324,678	2,428

Domino’s Pizza Enterprises Ltd.	20,738	920

DUET Group	791,754	1,687

Flight Centre Travel Group Ltd.	19,289	425

Fortescue Metals Group Ltd.	513,657	2,442

Goodman Group	604,237	3,574

GPT Group (The)	603,936	2,378

Harvey Norman Holdings Ltd.	169,434	584

Healthscope Ltd.	587,468	1,018

Incitec Pivot Ltd.	567,001	1,624

Insurance Australia Group Ltd.	783,319	3,614

LendLease Group	186,500	2,219

Macquarie Group Ltd.	102,325	7,044

Medibank Pvt Ltd.	894,895	1,927

Mirvac Group	1,245,595	2,084

National Australia Bank Ltd.	883,240	22,425

Newcrest Mining Ltd.	257,049	4,418

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Australia – 7.5% – continued

Oil Search Ltd.	441,526	$2,425

Orica Ltd.	124,131	1,668

Origin Energy Ltd. *	574,973	3,087

Qantas Airways Ltd.	152,328	453

QBE Insurance Group Ltd.	463,260	4,543

Ramsay Health Care Ltd.	47,218	2,520

REA Group Ltd.	17,515	791

Santos Ltd. *	588,732	1,700

Scentre Group	1,782,121	5,840

SEEK Ltd.	110,723	1,347

Sonic Healthcare Ltd.	133,364	2,253

South32 Ltd.	683,909	1,423

South32 Ltd. (ASE Exchange)	1,087,852	2,291

Stockland	804,441	2,854

Suncorp Group Ltd.	429,498	4,331

Sydney Airport	350,299	1,811

Tabcorp Holdings Ltd.	278,131	1,008

Tatts Group Ltd.	463,656	1,569

Telstra Corp. Ltd.	1,381,620	4,917

TPG Telecom Ltd.	114,160	607

Transurban Group	684,508	6,100

Treasury Wine Estates Ltd.	245,758	2,292

Vicinity Centres	1,094,188	2,365

Vocus Group Ltd.	169,133	558

Wesfarmers Ltd.	376,651	12,949

Westfield Corp.	665,392	4,513

Westpac Banking Corp.	1,112,655	29,690

Woodside Petroleum Ltd.	253,605	6,197

Woolworths Ltd.	428,527	8,667
		331,780

Austria – 0.2%

ANDRITZ A.G.	24,230	1,214

Erste Group Bank A.G.	101,200	3,296

Immoeast A.G. *(2)	62,543	–

OMV A.G.	50,049	1,970

Raiffeisen Bank International A.G. *	41,033	932

voestalpine A.G.	37,070	1,459
		8,871

Belgium – 1.1%

Ageas	66,240	2,589

Anheuser-Busch InBev S.A./N.V.	253,758	27,878

Colruyt S.A.	23,410	1,149

Groupe Bruxelles Lambert S.A.	27,270	2,476

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Belgium – 1.1% – continued

KBC Group N.V.	83,998	$5,573

Proximus SADP	50,411	1,582

Solvay S.A., Class A	25,390	3,103

Telenet Group Holding N.V. *	16,909	1,006

UCB S.A.	41,084	3,187

Umicore S.A.	30,267	1,724
		50,267

Chile – 0.0%

Antofagasta PLC	131,367	1,369

China – 0.0%

Yangzijiang Shipbuilding Holdings Ltd.	664,766	537

Denmark – 1.6%

AP Moller – Maersk A/S, Class A	1,234	1,991

AP Moller – Maersk A/S, Class B	2,214	3,663

Carlsberg A/S, Class B	36,314	3,351

Chr Hansen Holding A/S	33,572	2,153

Coloplast A/S, Class B	39,854	3,112

Danske Bank A/S	229,063	7,812

DONG Energy A/S (3)	47,860	1,844

DSV A/S	62,047	3,216

Genmab A/S *	19,282	3,717

ISS A/S	56,092	2,118

Novo Nordisk A/S, Class B	636,350	21,877

Novozymes A/S, Class B	74,653	2,959

Pandora A/S	37,238	4,126

TDC A/S	263,788	1,359

Tryg A/S	35,998	653

Vestas Wind Systems A/S	74,033	6,026

William Demant Holding A/S *	40,897	855
		70,832

Finland – 1.0%

Elisa OYJ	45,970	1,627

Fortum OYJ	148,428	2,349

Kone OYJ, Class B	112,442	4,940

Metso OYJ	37,107	1,122

Neste OYJ	40,673	1,586

Nokia OYJ	105,543	568

Nokia OYJ (Helsinki Exchange)	1,827,464	9,861

Nokian Renkaat OYJ	41,172	1,719

Orion OYJ, Class B	35,102	1,830

Sampo OYJ, Class A	148,482	7,050

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Finland – 1.0% – continued

Stora Enso OYJ (Registered)	183,849	$2,177

UPM-Kymmene OYJ	177,724	4,182

Wartsila OYJ Abp	48,516	2,595
		41,606

France – 9.8%

Accor S.A.	57,768	2,407

Aeroports de Paris	10,008	1,237

Air Liquide S.A.	128,592	14,693

Airbus S.E.	191,748	14,592

Alstom S.A. *	49,865	1,488

Arkema S.A.	23,033	2,275

Atos S.E.	29,818	3,687

AXA S.A.	646,629	16,733

BNP Paribas S.A.	352,968	23,511

Bollore S.A.	294,346	1,140

Bollore S.A. (Euronext Paris Exchange) *	1,982	8

Bouygues S.A.	70,333	2,866

Bureau Veritas S.A.	84,215	1,777

Capgemini S.A.	54,672	5,053

Carrefour S.A.	189,482	4,471

Casino Guichard Perrachon S.A.	19,048	1,064

Christian Dior S.E.	18,063	4,201

Cie de Saint-Gobain	165,729	8,522

Cie Generale des Etablissements Michelin	60,816	7,394

CNP Assurances	55,080	1,121

Credit Agricole S.A.	372,854	5,061

Danone S.A.	195,334	13,292

Dassault Aviation S.A.	760	967

Dassault Systemes S.E.	42,645	3,694

Edenred	68,484	1,619

Eiffage S.A.	19,509	1,527

Electricite de France S.A.	114,811	963

Engie S.A.	528,391	7,478

Essilor International S.A.	68,753	8,350

Eurazeo S.A.	13,439	885

Eurofins Scientific S.E.	3,594	1,564

Eutelsat Communications S.A.	59,073	1,321

Fonciere Des Regions	12,130	1,012

Gecina S.A.	13,389	1,817

Groupe Eurotunnel S.E. (Registered)	147,831	1,488

Hermes International	8,692	4,118

ICADE	12,464	912

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

France – 9.8% – continued

Iliad S.A.	8,951	$2,003

Imerys S.A.	11,926	1,012

Ingenico Group S.A.	18,693	1,762

JCDecaux S.A.	25,793	909

Kering	25,205	6,525

Klepierre	74,308	2,891

Lagardere S.C.A.	39,512	1,164

Legrand S.A.	89,018	5,371

L’Oreal S.A.	83,802	16,106

LVMH Moet Hennessy Louis Vuitton S.E.	92,915	20,430

Natixis S.A.	299,296	1,844

Orange S.A.	665,470	10,356

Pernod Ricard S.A.	70,454	8,339

Peugeot S.A. *	158,768	3,201

Publicis Groupe S.A.	64,444	4,504

Remy Cointreau S.A.	6,873	673

Renault S.A.	64,382	5,593

Rexel S.A.	103,259	1,878

Safran S.A.	103,889	7,762

Sanofi	386,148	34,937

Schneider Electric S.E.	4,873	356

Schneider Electric S.E. (Euronext Paris Exchange)	181,799	13,325

SCOR S.E.	53,429	2,022

SEB S.A.	7,613	1,064

SES S.A.	122,951	2,862

SFR Group S.A. *	29,559	930

Societe BIC S.A.	9,907	1,234

Societe Generale S.A.	254,057	12,920

Sodexo S.A.	31,055	3,653

Suez	115,467	1,824

Thales S.A.	35,320	3,416

TOTAL S.A.	746,627	37,719

Unibail-Rodamco S.E.	32,973	7,694

Valeo S.A.	78,276	5,220

Veolia Environnement S.A.	161,723	3,030

Vinci S.A.	168,014	13,333

Vivendi S.A.	344,408	6,701

Wendel S.A.	9,230	1,169

Zodiac Aerospace	67,145	1,681
		431,721

Germany – 8.7%

adidas A.G.	62,266	11,841

Allianz S.E. (Registered)	151,795	28,118

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Germany – 8.7% – continued

Axel Springer S.E.	14,229	$786

BASF S.E.	305,540	30,287

Bayer A.G. (Registered)	275,130	31,714

Bayerische Motoren Werke A.G.	109,488	9,988

Beiersdorf A.G.	33,660	3,187

Brenntag A.G.	51,970	2,915

Commerzbank A.G.	350,194	3,165

Continental A.G.	36,429	7,986

Covestro A.G. (3)	30,083	2,317

Daimler A.G. (Registered)	320,732	23,687

Deutsche Bank A.G. (Registered) *	458,841	7,905

Deutsche Boerse A.G. *	65,701	6,021

Deutsche Lufthansa A.G. (Registered)	76,305	1,237

Deutsche Post A.G. (Registered)	320,716	10,980

Deutsche Telekom A.G. (Registered)	1,090,567	19,109

Deutsche Wohnen A.G. (Bearer)	119,112	3,922

E.ON S.E.	731,958	5,818

Evonik Industries A.G.	58,820	1,919

Fraport A.G. Frankfurt Airport Services Worldwide	12,853	910

Fresenius Medical Care A.G. & Co. KGaA	70,738	5,965

Fresenius S.E. & Co. KGaA	135,605	10,892

GEA Group A.G.	60,586	2,573

Hannover Rueck S.E.	19,522	2,251

HeidelbergCement A.G.	49,891	4,671

Henkel A.G. & Co. KGaA	34,447	3,827

HOCHTIEF A.G.	6,969	1,152

HUGO BOSS A.G.	22,478	1,638

Infineon Technologies A.G.	375,312	7,663

Innogy S.E. *(3)	46,912	1,771

K+S A.G. (Registered)	60,542	1,407

LANXESS A.G.	30,853	2,071

Linde A.G.	61,951	10,312

MAN S.E.	12,014	1,239

Merck KGaA	42,899	4,886

METRO A.G.	58,135	1,859

Muenchener Rueckversicherungs-Gesellschaft A.G. in Muenchen (Registered)	53,647	10,498

OSRAM Licht A.G.	29,913	1,875

ProSiebenSat.1 Media S.E.	79,124	3,503

RTL Group S.A.	12,999	1,047

RWE A.G. *	164,086	2,720

SAP S.E.	327,241	32,110

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Germany – 8.7% – continued

Siemens A.G. (Registered)	254,638	$34,882

Symrise A.G.	41,300	2,747

Telefonica Deutschland Holding A.G.	248,034	1,231

thyssenkrupp A.G.	122,435	2,998

TUI A.G. – CDI	82,086	1,136

TUI A.G. – CDI (London Exchange)	81,625	1,133

United Internet A.G. (Registered)	41,915	1,855

Volkswagen A.G.	10,453	1,558

Vonovia S.E.	154,658	5,450

Zalando S.E. *(3)	28,358	1,147
		383,879

Hong Kong – 3.5%

AIA Group Ltd.	4,005,686	25,249

ASM Pacific Technology Ltd.	79,000	1,074

Bank of East Asia (The) Ltd.	417,111	1,726

BOC Hong Kong Holdings Ltd.	1,232,108	5,033

Cathay Pacific Airways Ltd.	404,506	587

Cheung Kong Infrastructure Holdings Ltd.	215,353	1,690

Cheung Kong Property Holdings Ltd.	894,638	6,040

CK Hutchison Holdings Ltd.	900,638	11,078

CLP Holdings Ltd.	546,514	5,717

First Pacific Co. Ltd.	749,539	544

Galaxy Entertainment Group Ltd.	790,148	4,320

Hang Lung Group Ltd.	290,000	1,237

Hang Lung Properties Ltd.	757,501	1,973

Hang Seng Bank Ltd.	254,479	5,161

Henderson Land Development Co. Ltd.	354,156	2,194

HK Electric Investments & HK Electric Investments Ltd. (3)	883,727	814

HKT Trust & HKT Ltd.	1,285,220	1,657

Hong Kong & China Gas Co. Ltd.	2,541,272	5,081

Hong Kong Exchanges & Clearing Ltd.	385,052	9,689

Hongkong Land Holdings Ltd.	393,800	3,032

Hysan Development Co. Ltd.	212,501	964

Jardine Matheson Holdings Ltd.	83,200	5,346

Jardine Strategic Holdings Ltd.	74,500	3,129

Kerry Properties Ltd.	212,203	735

Li & Fung Ltd.	1,969,218	855

Link REIT	743,271	5,207

Melco Crown Entertainment Ltd. ADR	63,300	1,174

MGM China Holdings Ltd.	330,516	688

MTR Corp. Ltd.	482,837	2,712

New World Development Co. Ltd.	1,876,669	2,314

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Hong Kong – 3.5% – continued

NWS Holdings Ltd.	514,854	$939

PCCW Ltd.	1,401,926	827

Power Assets Holdings Ltd.	462,817	3,992

Sands China Ltd.	805,899	3,730

Shangri-La Asia Ltd.	432,574	631

Sino Land Co. Ltd.	1,033,906	1,812

SJM Holdings Ltd.	687,572	560

Sun Hung Kai Properties Ltd.	481,258	7,070

Swire Pacific Ltd., Class A	176,551	1,767

Swire Properties Ltd.	393,787	1,262

Techtronic Industries Co. Ltd.	451,333	1,825

WH Group Ltd. (3)	2,683,213	2,313

Wharf Holdings (The) Ltd.	450,766	3,868

Wheelock & Co. Ltd.	273,021	2,158

Wynn Macau Ltd.	513,746	1,044

Yue Yuen Industrial Holdings Ltd.	249,210	980
		151,798

Ireland – 0.6%

AerCap Holdings N.V. *	50,200	2,308

Bank of Ireland *	8,882,186	2,226

CRH PLC	30,814	1,087

CRH PLC (Dublin Exchange)	247,189	8,713

DCC PLC	29,153	2,567

Irish Bank Resolution Corp. Ltd. *(2)	99,788	–

James Hardie Industries PLC – CDI	144,718	2,273

Kerry Group PLC, Class A	53,109	4,181

Paddy Power Betfair PLC	27,103	2,910

Ryanair Holdings PLC *	3,071	48

Ryanair Holdings PLC ADR *	5,723	475
		26,788

Israel – 0.7%

Azrieli Group Ltd.	14,093	750

Bank Hapoalim B.M.	358,030	2,181

Bank Leumi Le-Israel B.M. *	488,374	2,156

Bezeq The Israeli Telecommunication Corp. Ltd.	711,121	1,277

Check Point Software Technologies Ltd. *	43,900	4,507

Elbit Systems Ltd.	7,501	858

Frutarom Industries Ltd.	12,600	703

Israel Chemicals Ltd.	177,677	755

Mizrahi Tefahot Bank Ltd.	47,878	812

Mobileye N.V. *	56,800	3,487

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Israel – 0.7% – continued

Nice Ltd.	18,984	$1,288

Taro Pharmaceutical Industries Ltd. *	5,000	583

Teva Pharmaceutical Industries Ltd. ADR	302,895	9,720
		29,077

Italy – 1.9%

Assicurazioni Generali S.p.A.	389,212	6,187

Atlantia S.p.A.	138,783	3,583

Enel S.p.A.	2,524,646	11,888

Eni S.p.A.	841,599	13,794

Ferrari N.V.	14,229	1,059

Ferrari N.V. (New York Exchange)	26,244	1,951

Intesa Sanpaolo S.p.A.	4,203,673	11,418

Intesa Sanpaolo S.p.A. (RSP)	325,825	829

Leonardo S.p.A. *	128,809	1,826

Luxottica Group S.p.A.	56,973	3,145

Mediobanca S.p.A.	184,671	1,665

Poste Italiane S.p.A. (3)	183,432	1,223

Prysmian S.p.A.	61,877	1,636

Saipem S.p.A. *	2,046,612	929

Snam S.p.A.	831,298	3,595

Telecom Italia S.p.A. *	3,821,803	3,437

Telecom Italia S.p.A. (RSP)	2,067,568	1,510

Tenaris S.A.	153,812	2,631

Terna Rete Elettrica Nazionale S.p.A.	494,729	2,454

UniCredit S.p.A.	626,934	9,664

UnipolSai S.p.A.	388,475	857
		85,281

Japan – 23.1%

ABC-Mart, Inc.	11,000	644

Acom Co. Ltd. *	139,300	558

Aeon Co. Ltd.	213,600	3,122

AEON Financial Service Co. Ltd.	38,800	734

Aeon Mall Co. Ltd.	39,780	628

Air Water, Inc.	50,269	930

Aisin Seiki Co. Ltd.	64,600	3,182

Ajinomoto Co., Inc.	178,500	3,527

Alfresa Holdings Corp.	64,000	1,111

Alps Electric Co. Ltd.	61,200	1,742

Amada Holdings Co. Ltd.	118,600	1,358

ANA Holdings, Inc.	419,000	1,281

Aozora Bank Ltd.	401,000	1,479

Asahi Glass Co. Ltd.	330,000	2,680

Asahi Group Holdings Ltd.	127,100	4,811

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Japan – 23.1% – continued

Asahi Kasei Corp.	413,000	$4,015

Asics Corp.	53,500	861

Astellas Pharma, Inc.	722,800	9,538

Bandai Namco Holdings, Inc.	64,800	1,941

Bank of Kyoto (The) Ltd.	100,971	738

Benesse Holdings, Inc.	23,100	724

Bridgestone Corp.	218,600	8,863

Brother Industries Ltd.	77,100	1,617

Calbee, Inc.	27,000	922

Canon, Inc.	357,800	11,210

Casio Computer Co. Ltd.	77,100	1,076

Central Japan Railway Co.	47,500	7,764

Chiba Bank (The) Ltd.	237,000	1,528

Chubu Electric Power Co., Inc.	214,200	2,878

Chugai Pharmaceutical Co. Ltd.	72,955	2,513

Chugoku Bank (The) Ltd.	54,800	800

Chugoku Electric Power (The) Co., Inc.	91,500	1,014

Coca-Cola West Co. Ltd.	41,100	1,327

Concordia Financial Group Ltd.	379,300	1,763

Credit Saison Co. Ltd.	47,600	853

CYBERDYNE, Inc. *	35,100	505

Dai Nippon Printing Co. Ltd.	173,000	1,869

Daicel Corp.	92,200	1,115

Dai-ichi Life Holdings, Inc.	362,900	6,542

Daiichi Sankyo Co. Ltd.	204,500	4,613

Daikin Industries Ltd.	77,700	7,831

Daito Trust Construction Co. Ltd.	23,400	3,218

Daiwa House Industry Co. Ltd.	190,100	5,471

Daiwa House REIT Investment Corp.	430	1,118

Daiwa Securities Group, Inc.	540,000	3,299

DeNA Co. Ltd.	35,300	718

Denso Corp.	160,500	7,081

Dentsu, Inc.	71,618	3,895

Don Quijote Holdings Co. Ltd.	39,200	1,362

East Japan Railway Co.	111,112	9,694

Eisai Co. Ltd.	82,900	4,301

Electric Power Development Co. Ltd.	48,200	1,130

FamilyMart UNY Holdings Co. Ltd.	27,500	1,640

FANUC Corp.	64,900	13,339

Fast Retailing Co. Ltd.	17,500	5,508

Fuji Electric Co. Ltd.	179,000	1,067

Fuji Heavy Industries Ltd.	203,600	7,497

FUJIFILM Holdings Corp.	145,900	5,713

Fujitsu Ltd.	614,000	3,767

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Japan – 23.1% – continued

Fukuoka Financial Group, Inc.	259,000	$1,125

Hachijuni Bank (The) Ltd.	142,395	807

Hakuhodo DY Holdings, Inc.	71,500	850

Hamamatsu Photonics K.K.	47,370	1,366

Hankyu Hanshin Holdings, Inc.	79,100	2,577

Hikari Tsushin, Inc.	7,100	695

Hino Motors Ltd.	85,200	1,034

Hirose Electric Co. Ltd.	11,260	1,562

Hiroshima Bank (The) Ltd.	174,000	742

Hisamitsu Pharmaceutical Co., Inc.	20,900	1,197

Hitachi Chemical Co. Ltd.	34,900	968

Hitachi Construction Machinery Co. Ltd.	33,700	843

Hitachi High-Technologies Corp.	22,800	931

Hitachi Ltd.	1,624,000	8,822

Hitachi Metals Ltd.	70,700	995

Hokuriku Electric Power Co.	58,600	571

Honda Motor Co. Ltd.	540,400	16,329

Hoshizaki Corp.	16,600	1,309

Hoya Corp.	128,800	6,213

Hulic Co. Ltd.	100,000	942

Idemitsu Kosan Co. Ltd.	30,500	1,063

IHI Corp. *	494,000	1,562

Iida Group Holdings Co. Ltd.	49,264	757

Inpex Corp.	312,400	3,082

Isetan Mitsukoshi Holdings Ltd.	109,560	1,206

Isuzu Motors Ltd.	193,800	2,575

ITOCHU Corp.	504,000	7,166

J Front Retailing Co. Ltd.	78,600	1,168

Japan Airlines Co. Ltd.	41,000	1,302

Japan Airport Terminal Co. Ltd.	16,200	564

Japan Exchange Group, Inc.	171,100	2,442

Japan Post Bank Co. Ltd.	131,000	1,628

Japan Post Holdings Co. Ltd.	146,400	1,841

Japan Prime Realty Investment Corp.	280	1,084

Japan Real Estate Investment Corp.	428	2,268

Japan Retail Fund Investment Corp.	830	1,629

Japan Tobacco, Inc.	368,500	11,996

JFE Holdings, Inc.	172,300	2,965

JGC Corp.	69,300	1,209

JSR Corp.	64,300	1,087

JTEKT Corp.	74,700	1,164

JX Holdings, Inc.	943,997	4,654

Kajima Corp.	292,000	1,909

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Japan – 23.1% – continued

Kakaku.com, Inc.	48,300	$657

Kamigumi Co. Ltd.	74,000	641

Kaneka Corp.	92,000	688

Kansai Electric Power (The) Co., Inc.	228,300	2,808

Kansai Paint Co. Ltd.	72,300	1,537

Kao Corp.	169,300	9,300

Kawasaki Heavy Industries Ltd.	484,000	1,475

KDDI Corp.	613,400	16,117

Keihan Holdings Co. Ltd.	171,000	1,048

Keikyu Corp.	163,000	1,793

Keio Corp.	204,000	1,619

Keisei Electric Railway Co. Ltd.	46,100	1,072

Keyence Corp.	32,578	13,068

Kikkoman Corp.	49,000	1,466

Kintetsu Group Holdings Co. Ltd.	590,000	2,129

Kirin Holdings Co. Ltd.	271,400	5,128

Kobe Steel Ltd. *	103,500	947

Koito Manufacturing Co. Ltd.	37,614	1,961

Komatsu Ltd.	310,700	8,128

Konami Holdings Corp.	30,500	1,296

Konica Minolta, Inc.	148,400	1,332

Kose Corp.	10,100	916

Kubota Corp.	350,000	5,268

Kuraray Co. Ltd.	117,000	1,779

Kurita Water Industries Ltd.	33,600	814

Kyocera Corp.	107,200	5,988

Kyowa Hakko Kirin Co. Ltd.	84,600	1,342

Kyushu Electric Power Co., Inc.	144,200	1,541

Kyushu Financial Group, Inc.	109,400	671

Lawson, Inc.	16,800	1,140

LINE Corp. *	14,500	558

Lion Corp.	80,000	1,440

LIXIL Group Corp.	90,300	2,296

M3, Inc.	64,900	1,613

Mabuchi Motor Co. Ltd.	16,300	921

Makita Corp.	73,400	2,575

Marubeni Corp.	539,100	3,327

Marui Group Co. Ltd.	70,600	962

Maruichi Steel Tube Ltd.	18,800	536

Mazda Motor Corp.	189,800	2,743

McDonald’s Holdings Co. Japan Ltd.	21,900	640

Mebuki Financial Group, Inc.	312,010	1,251

Medipal Holdings Corp.	57,500	903

MEIJI Holdings Co. Ltd.	37,826	3,153

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Japan – 23.1% – continued

MINEBEA MITSUMI, Inc.	131,500	$1,761

Miraca Holdings, Inc.	19,141	882

MISUMI Group, Inc.	90,500	1,640

Mitsubishi Chemical Holdings Corp.	441,000	3,422

Mitsubishi Corp.	506,400	10,967

Mitsubishi Electric Corp.	649,000	9,336

Mitsubishi Estate Co. Ltd.	413,000	7,552

Mitsubishi Gas Chemical Co., Inc.	59,500	1,239

Mitsubishi Heavy Industries Ltd.	1,063,000	4,278

Mitsubishi Logistics Corp.	40,000	552

Mitsubishi Materials Corp.	37,400	1,133

Mitsubishi Motors Corp.	214,900	1,295

Mitsubishi Tanabe Pharma Corp.	73,800	1,539

Mitsubishi UFJ Financial Group, Inc.	4,253,295	26,849

Mitsubishi UFJ Lease & Finance Co. Ltd.	139,400	697

Mitsui & Co. Ltd.	573,500	8,329

Mitsui Chemicals, Inc.	301,000	1,491

Mitsui Fudosan Co. Ltd.	295,000	6,311

Mitsui OSK Lines Ltd.	373,000	1,177

Mixi, Inc.	13,900	671

Mizuho Financial Group, Inc.	7,988,089	14,679

MS&AD Insurance Group Holdings, Inc.	168,743	5,385

Murata Manufacturing Co. Ltd.	64,297	9,173

Nabtesco Corp.	37,799	1,003

Nagoya Railroad Co. Ltd.	322,000	1,452

NEC Corp.	846,000	2,041

Nexon Co. Ltd.	58,000	924

NGK Insulators Ltd.	85,400	1,939

NGK Spark Plug Co. Ltd.	58,300	1,338

NH Foods Ltd.	58,000	1,558

Nidec Corp.	78,800	7,513

Nikon Corp.	113,900	1,654

Nintendo Co. Ltd.	37,400	8,699

Nippon Building Fund, Inc.	478	2,614

Nippon Electric Glass Co. Ltd.	132,500	803

Nippon Express Co. Ltd.	290,000	1,493

Nippon Paint Holdings Co. Ltd.	54,500	1,899

Nippon Prologis REIT, Inc.	527	1,142

Nippon Steel & Sumitomo Metal Corp.	272,261	6,300

Nippon Telegraph & Telephone Corp.	228,256	9,750

Nippon Yusen K.K. *	540,000	1,143

Nissan Chemical Industries Ltd.	40,700	1,187

Nissan Motor Co. Ltd.	782,500	7,565

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Japan – 23.1% – continued

Nisshin Seifun Group, Inc.	66,605	$997

Nissin Foods Holdings Co. Ltd.	19,700	1,092

Nitori Holdings Co. Ltd.	26,600	3,364

Nitto Denko Corp.	54,100	4,189

NOK Corp.	33,200	772

Nomura Holdings, Inc.	1,222,000	7,624

Nomura Real Estate Holdings, Inc.	43,400	693

Nomura Real Estate Master Fund, Inc.	1,297	2,014

Nomura Research Institute Ltd.	43,274	1,597

NSK Ltd.	150,100	2,157

NTT Data Corp.	41,100	1,954

NTT DOCOMO, Inc.	464,600	10,828

Obayashi Corp.	211,200	1,981

Obic Co. Ltd.	21,900	1,045

Odakyu Electric Railway Co. Ltd.	97,000	1,891

Oji Holdings Corp.	259,000	1,214

Olympus Corp.	96,500	3,720

Omron Corp.	62,900	2,768

Ono Pharmaceutical Co. Ltd.	134,500	2,788

Oracle Corp. Japan	12,500	715

Oriental Land Co. Ltd.	72,300	4,150

ORIX Corp.	435,100	6,459

Osaka Gas Co. Ltd.	611,000	2,325

Otsuka Corp.	17,000	924

Otsuka Holdings Co. Ltd.	129,615	5,858

Panasonic Corp.	729,100	8,263

Park24 Co. Ltd.	34,400	901

Pola Orbis Holdings, Inc.	32,000	774

Rakuten, Inc.	308,000	3,091

Recruit Holdings Co. Ltd.	120,800	6,173

Resona Holdings, Inc.	750,810	4,045

Ricoh Co. Ltd.	219,100	1,806

Rinnai Corp.	11,500	917

Rohm Co. Ltd.	29,200	1,947

Ryohin Keikaku Co. Ltd.	7,900	1,733

Sankyo Co. Ltd.	14,700	493

Santen Pharmaceutical Co. Ltd.	119,900	1,739

SBI Holdings, Inc.	75,660	1,057

Secom Co. Ltd.	69,100	4,958

Sega Sammy Holdings, Inc.	61,800	830

Seibu Holdings, Inc.	57,400	949

Seiko Epson Corp.	91,300	1,927

Sekisui Chemical Co. Ltd.	134,100	2,258

Sekisui House Ltd.	201,300	3,318

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Japan – 23.1% – continued

Seven & i Holdings Co. Ltd.	248,400	$9,765

Seven Bank Ltd.	179,700	589

Sharp Corp. *	504,000	2,138

Shimadzu Corp.	78,000	1,242

Shimamura Co. Ltd.	7,400	979

Shimano, Inc.	24,700	3,612

Shimizu Corp.	185,000	1,665

Shin-Etsu Chemical Co. Ltd.	130,400	11,340

Shinsei Bank Ltd.	597,000	1,102

Shionogi & Co. Ltd.	97,800	5,060

Shiseido Co. Ltd.	125,300	3,304

Shizuoka Bank (The) Ltd.	181,000	1,477

Showa Shell Sekiyu K.K.	65,400	664

SMC Corp.	18,800	5,580

SoftBank Group Corp.	275,700	19,527

Sohgo Security Services Co. Ltd.	24,100	901

Sompo Holdings, Inc.	115,345	4,241

Sony Corp.	423,000	14,350

Sony Financial Holdings, Inc.	56,300	909

Stanley Electric Co. Ltd.	48,900	1,398

Start Today Co. Ltd.	58,200	1,287

Sumitomo Chemical Co. Ltd.	512,000	2,872

Sumitomo Corp.	402,100	5,418

Sumitomo Dainippon Pharma Co. Ltd.	53,400	883

Sumitomo Electric Industries Ltd.	245,900	4,091

Sumitomo Heavy Industries Ltd.	184,000	1,287

Sumitomo Metal Mining Co. Ltd.	160,000	2,279

Sumitomo Mitsui Financial Group, Inc.	448,942	16,369

Sumitomo Mitsui Trust Holdings, Inc.	108,119	3,764

Sumitomo Realty & Development Co. Ltd.	119,000	3,098

Sumitomo Rubber Industries Ltd.	56,400	964

Sundrug Co. Ltd.	24,800	832

Suntory Beverage & Food Ltd.	45,200	1,907

Suruga Bank Ltd.	59,600	1,258

Suzuken Co. Ltd.	25,836	850

Suzuki Motor Corp.	112,900	4,701

Sysmex Corp.	51,598	3,136

T&D Holdings, Inc.	197,800	2,886

Taiheiyo Cement Corp.	395,000	1,324

Taisei Corp.	344,000	2,510

Taisho Pharmaceutical Holdings Co. Ltd.	12,200	993

Taiyo Nippon Sanso Corp.	45,300	532

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Japan – 23.1% – continued

Takashimaya Co. Ltd.	101,000	$885

Takeda Pharmaceutical Co. Ltd.	238,500	11,221

TDK Corp.	40,100	2,547

Teijin Ltd.	62,200	1,176

Terumo Corp.	113,000	3,931

THK Co. Ltd.	39,300	993

Tobu Railway Co. Ltd.	327,000	1,660

Toho Co. Ltd.	38,100	1,012

Toho Gas Co. Ltd.	127,000	900

Tohoku Electric Power Co., Inc.	150,200	2,038

Tokio Marine Holdings, Inc.	228,800	9,687

Tokyo Electric Power Co. Holdings, Inc. *	466,900	1,832

Tokyo Electron Ltd.	51,700	5,661

Tokyo Gas Co. Ltd.	635,000	2,894

Tokyo Tatemono Co. Ltd.	65,400	864

Tokyu Corp.	348,000	2,468

Tokyu Fudosan Holdings Corp.	172,100	936

Toppan Printing Co. Ltd.	172,000	1,757

Toray Industries, Inc.	482,000	4,281

Toshiba Corp. *	1,334,000	2,891

TOTO Ltd.	48,400	1,833

Toyo Seikan Group Holdings Ltd.	55,100	899

Toyo Suisan Kaisha Ltd.	29,800	1,112

Toyoda Gosei Co. Ltd.	22,400	571

Toyota Industries Corp.	53,300	2,657

Toyota Motor Corp.	869,544	47,320

Toyota Tsusho Corp.	68,600	2,082

Trend Micro, Inc.	38,200	1,702

Tsuruha Holdings, Inc.	12,000	1,112

Unicharm Corp.	133,300	3,198

United Urban Investment Corp.	955	1,467

USS Co. Ltd.	74,100	1,238

West Japan Railway Co.	54,100	3,524

Yahoo Japan Corp.	468,600	2,171

Yakult Honsha Co. Ltd.	30,300	1,684

Yamada Denki Co. Ltd.	212,390	1,062

Yamaguchi Financial Group, Inc.	69,000	750

Yamaha Corp.	56,300	1,550

Yamaha Motor Co. Ltd.	91,400	2,209

Yamato Holdings Co. Ltd.	114,200	2,397

Yamazaki Baking Co. Ltd.	44,505	917

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Japan – 23.1% – continued

Yaskawa Electric Corp.	84,100	$1,692

Yokogawa Electric Corp.	76,400	1,206

Yokohama Rubber (The) Co. Ltd.	38,400	754
		1,015,309

Jordan – 0.0%

Hikma Pharmaceuticals PLC	49,696	1,233

Mexico – 0.0%

Fresnillo PLC	75,948	1,474

Netherlands – 4.4%

ABN AMRO Group N.V. – CVA (3)	96,424	2,339

Aegon N.V.	590,872	3,006

Akzo Nobel N.V.	83,788	6,944

Altice N.V., Class A *	121,987	2,758

Altice N.V., Class B *	33,370	754

ArcelorMittal *	612,364	5,123

ASML Holding N.V.	124,663	16,535

Boskalis Westminster	29,990	1,034

EXOR N.V.	35,718	1,847

Gemalto N.V.	22,521	1,258

Gemalto N.V.(Euronext Paris Exchange)	3,862	216

Heineken Holding N.V.	34,490	2,743

Heineken N.V.	76,023	6,470

ING Groep N.V.	1,293,809	19,547

Koninklijke Ahold Delhaize N.V.	424,254	9,080

Koninklijke DSM N.V.	60,321	4,079

Koninklijke KPN N.V.	1,135,178	3,418

Koninklijke Philips N.V.	314,020	10,094

Koninklijke Vopak N.V.	23,633	1,032

NN Group N.V.	106,354	3,459

NXP Semiconductors N.V. *	97,386	10,080

QIAGEN N.V. *	72,904	2,116

Randstad Holding N.V.	38,883	2,244

Royal Dutch Shell PLC, Class A	309	8

Royal Dutch Shell PLC, Class A (London Exchange)	1,463,054	38,481

Royal Dutch Shell PLC, Class B	1,246,982	34,261

Wolters Kluwer N.V.	99,485	4,134
		193,060

New Zealand – 0.2%

Auckland International Airport Ltd.	306,711	1,447

Contact Energy Ltd.	242,459	859

Fletcher Building Ltd.	220,066	1,279

Mercury NZ Ltd.	213,739	472

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

New Zealand – 0.2% – continued

Meridian Energy Ltd.	411,489	$807

Ryman Healthcare Ltd.	124,853	733

Spark New Zealand Ltd.	586,676	1,435
		7,032

Norway – 0.6%

DNB ASA	326,408	5,175

Gjensidige Forsikring ASA	67,330	1,026

Marine Harvest ASA *	123,876	1,887

Norsk Hydro ASA	447,832	2,603

Orkla ASA	262,945	2,354

Schibsted ASA, Class A	24,619	634

Schibsted ASA, Class B	29,755	681

Statoil ASA	377,979	6,496

Telenor ASA	254,091	4,230

Yara International ASA	57,127	2,200
		27,286

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered) *	882,815	9

EDP – Energias de Portugal S.A.	807,008	2,735

Galp Energia SGPS S.A.	163,937	2,490

Jeronimo Martins SGPS S.A.	88,483	1,584
		6,818

Singapore – 1.3%

Ascendas Real Estate Investment Trust	797,879	1,437

CapitaLand Commercial Trust	717,700	794

CapitaLand Ltd.	843,350	2,189

CapitaLand Mall Trust	777,400	1,096

City Developments Ltd.	131,200	958

ComfortDelGro Corp. Ltd.	682,300	1,249

DBS Group Holdings Ltd.	593,678	8,239

Genting Singapore PLC	1,944,380	1,418

Global Logistic Properties Ltd.	854,939	1,700

Golden Agri-Resources Ltd.	2,458,692	676

Hutchison Port Holdings Trust, Class U	1,748,600	726

Jardine Cycle & Carriage Ltd.	33,173	1,040

Keppel Corp. Ltd.	473,050	2,349

Oversea-Chinese Banking Corp. Ltd.	1,046,744	7,279

SATS Ltd.	229,600	801

Sembcorp Industries Ltd.	343,444	781

Singapore Airlines Ltd.	181,334	1,305

Singapore Exchange Ltd.	275,100	1,515

Singapore Press Holdings Ltd.	549,495	1,395

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Singapore – 1.3% – continued

Singapore Technologies Engineering Ltd.	526,400	$1,405

Singapore Telecommunications Ltd.	2,713,925	7,609

StarHub Ltd.	211,500	434

Suntec Real Estate Investment Trust	835,800	1,071

United Overseas Bank Ltd.	438,344	6,933

UOL Group Ltd.	160,075	798

Wilmar International Ltd.	609,500	1,537
		56,734

South Africa – 0.1%

Investec PLC	217,857	1,487

Mediclinic International PLC (London Exchange)	115,325	1,028

Mondi PLC	123,336	2,982
		5,497

Spain – 3.3%

Abertis Infraestructuras S.A.	208,781	3,363

ACS Actividades de Construccion y Servicios S.A.	62,471	2,126

Aena S.A. (3)	21,972	3,476

Amadeus IT Group S.A.	146,024	7,404

Banco Bilbao Vizcaya Argentaria S.A.	2,172,798	16,851

Banco de Sabadell S.A.	1,800,265	3,300

Banco Popular Espanol S.A. *	1,136,447	1,103

Banco Santander S.A.	4,856,301	29,762

Bankia S.A.	1,492,233	1,697

Bankinter S.A.	214,312	1,800

CaixaBank S.A.	1,204,792	5,178

Distribuidora Internacional de Alimentacion S.A.	210,864	1,219

Enagas S.A.	73,949	1,919

Endesa S.A.	107,555	2,528

Ferrovial S.A.	163,910	3,280

Gas Natural SDG S.A.	112,802	2,468

Grifols S.A.	101,094	2,480

Iberdrola S.A.	1,844,362	13,192

Industria de Diseno Textil S.A.	363,512	12,813

Mapfre S.A.	347,135	1,191

Red Electrica Corp. S.A.	140,851	2,701

Repsol S.A.	376,162	5,809

Telefonica S.A.	1,509,209	16,932

Zardoya Otis S.A.	65,012	601
		143,193

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Sweden – 2.8%

Alfa Laval AB	99,432	$1,873

Assa Abloy AB, Class B	332,357	6,821

Atlas Copco AB, Class A	222,500	7,854

Atlas Copco AB, Class B	129,692	4,122

Boliden AB	92,057	2,746

Electrolux AB, Class B	80,689	2,244

Getinge AB, Class B	67,940	1,193

Hennes & Mauritz AB, Class B	314,301	8,021

Hexagon AB, Class B	86,492	3,475

Husqvarna AB, Class B	139,690	1,227

ICA Gruppen AB	27,052	924

Industrivarden AB, Class C	54,587	1,183

Investor AB, Class B	151,114	6,367

Kinnevik AB, Class B	76,903	2,053

L E Lundbergforetagen AB, Class B	12,816	869

Lundin Petroleum AB *	60,147	1,221

Millicom International Cellular S.A. SDR	22,428	1,251

Nordea Bank AB	1,013,376	11,579

Sandvik AB	355,823	5,307

Securitas AB, Class B	106,874	1,671

Skandinaviska Enskilda Banken AB, Class A	504,122	5,609

Skanska AB, Class B	116,321	2,741

SKF AB, Class B	137,066	2,714

Svenska Cellulosa AB S.C.A., Class B	201,864	6,516

Svenska Handelsbanken AB, Class A	505,971	6,940

Swedbank AB, Class A	299,987	6,950

Swedish Match AB	60,653	1,971

Tele2 AB, Class B	115,220	1,101

Telefonaktiebolaget LM Ericsson, Class B	1,018,086	6,801

Telia Co. AB	872,357	3,662

Volvo AB, Class B	513,754	7,564
		124,570

Switzerland – 9.2%

ABB Ltd. (Registered)	623,600	14,585

Actelion Ltd. (Registered) *	32,260	9,105

Adecco Group A.G. (Registered)	54,112	3,844

Aryzta A.G. *	24,738	794

Aryzta A.G. (Dublin Exchange) *	4,637	148

Baloise Holding A.G. (Registered)	16,436	2,263

Barry Callebaut A.G. (Registered) *	736	962

Chocoladefabriken Lindt & Spruengli A.G. (Participation Certificate)	340	1,928

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

Switzerland – 9.2% – continued

Chocoladefabriken Lindt & Spruengli A.G. (Registered)	34	$2,258

Cie Financiere Richemont S.A. (Registered)	173,871	13,724

Coca-Cola HBC A.G. – CDI *	62,189	1,606

Credit Suisse Group A.G. (Registered) *	662,571	9,842

Dufry A.G. (Registered) *	14,952	2,280

EMS-Chemie Holding A.G. (Registered)	2,746	1,600

Galenica A.G. (Registered)	1,232	1,300

Geberit A.G. (Registered)	12,350	5,327

Givaudan S.A. (Registered)	3,074	5,537

Glencore PLC *	4,065,679	15,982

Julius Baer Group Ltd. *	74,563	3,722

Kuehne + Nagel International A.G. (Registered)	17,655	2,496

LafargeHolcim Ltd. (Registered) *	92,159	5,456

LafargeHolcim Ltd. (Registered) (Euronext Paris Exchange) *	58,340	3,443

Lonza Group A.G. (Registered) *	19,306	3,645

Nestle S.A. (Registered)	1,035,307	79,422

Novartis A.G. (Registered)	742,908	55,155

Pargesa Holding S.A. (Bearer)	11,697	827

Partners Group Holding A.G.	5,793	3,114

Roche Holding A.G. (Genusschein)	233,710	59,621

Schindler Holding A.G. (Participation Certificate)	13,596	2,627

Schindler Holding A.G. (Registered)	6,846	1,298

SGS S.A. (Registered)	1,785	3,811

Sika A.G. (Bearer)	714	4,285

Sonova Holding A.G. (Registered)	17,500	2,428

STMicroelectronics N.V.	214,184	3,278

Swatch Group (The) A.G. (Bearer)	10,177	3,637

Swatch Group (The) A.G. (Registered)	16,314	1,135

Swiss Life Holding A.G. (Registered) *	10,682	3,447

Swiss Prime Site A.G. (Registered) *	24,027	2,115

Swiss Re A.G.	107,165	9,624

Swisscom A.G. (Registered)	8,441	3,894

Syngenta A.G. (Registered)	30,834	13,610

UBS Group A.G. (Registered)	1,218,970	19,510

Wolseley PLC	84,942	5,343

Zurich Insurance Group A.G.	50,206	13,404
		403,432

United Kingdom – 15.5%

3i Group PLC	327,040	3,071

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

United Kingdom – 15.5% – continued

Aberdeen Asset Management PLC	321,697	$1,065

Admiral Group PLC	71,521	1,782

Anglo American PLC *	465,166	7,051

Ashtead Group PLC	167,349	3,464

Associated British Foods PLC	118,741	3,880

AstraZeneca PLC	420,350	25,834

Auto Trader Group PLC (3)	325,065	1,598

Aviva PLC	1,345,608	8,970

Babcock International Group PLC	84,468	934

BAE Systems PLC	1,053,394	8,490

Barclays PLC	5,639,942	15,898

Barratt Developments PLC	338,948	2,323

Berkeley Group Holdings PLC	42,004	1,689

BP PLC	6,315,489	36,267

British American Tobacco PLC	619,500	41,067

British Land (The) Co. PLC	328,623	2,514

BT Group PLC	2,801,004	11,168

Bunzl PLC	112,689	3,271

Burberry Group PLC	148,127	3,206

Capita PLC	213,431	1,511

Centrica PLC	1,827,396	4,969

CNH Industrial N.V.	344,217	3,320

Cobham PLC	528,589	881

Coca-Cola European Partners PLC	71,683	2,681

Compass Group PLC	544,009	10,250

Croda International PLC	43,287	1,934

Diageo PLC	835,657	23,937

Direct Line Insurance Group PLC	465,893	2,028

Dixons Carphone PLC	309,558	1,232

easyJet PLC	54,231	697

Experian PLC	316,589	6,462

Fiat Chrysler Automobiles N.V.	40,765	443

Fiat Chrysler Automobiles N.V. (New York Exchange)	262,441	2,868

G4S PLC	529,169	2,018

GKN PLC	562,357	2,564

GlaxoSmithKline PLC	1,619,316	33,685

Hammerson PLC	264,429	1,892

Hargreaves Lansdown PLC	82,286	1,342

HSBC Holdings PLC	6,414,188	52,408

IMI PLC	93,457	1,396

Imperial Brands PLC	318,827	15,464

Inmarsat PLC	151,354	1,614

InterContinental Hotels Group PLC	64,138	3,141

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

United Kingdom – 15.5% – continued

International Consolidated Airlines Group S.A. – CDI	287,240	$1,900

Intertek Group PLC	52,980	2,615

Intu Properties PLC	292,782	1,025

ITV PLC	1,223,330	3,361

J Sainsbury PLC	550,517	1,823

Johnson Matthey PLC	66,538	2,570

Kingfisher PLC	749,137	3,062

Land Securities Group PLC	264,925	3,517

Legal & General Group PLC	1,980,286	6,136

Lloyds Banking Group PLC	21,376,104	17,785

London Stock Exchange Group PLC	102,763	4,083

Marks & Spencer Group PLC	546,552	2,304

Meggitt PLC	245,499	1,371

Merlin Entertainments PLC (3)	237,745	1,429

National Grid PLC	1,250,107	15,855

Next PLC	44,864	2,430

Old Mutual PLC	1,631,902	4,106

Pearson PLC	274,569	2,342

Persimmon PLC	104,230	2,737

Petrofac Ltd.	86,439	996

Provident Financial PLC	48,955	1,840

Prudential PLC	857,067	18,130

Randgold Resources Ltd.	31,542	2,754

Reckitt Benckiser Group PLC	209,594	19,102

RELX N.V.	327,558	6,086

RELX PLC	147,921	2,901

RELX PLC (London Exchange)	214,853	4,195

Rio Tinto Ltd.	141,426	6,526

Rio Tinto PLC	411,227	16,553

Rolls-Royce Holdings PLC (London Exchange) *	612,006	5,776

Royal Bank of Scotland Group PLC *	1,187,002	3,601

Royal Mail PLC	292,900	1,560

RSA Insurance Group PLC	334,327	2,457

Sage Group (The) PLC	367,097	2,904

Schroders PLC	44,683	1,696

Segro PLC	339,361	1,940

Severn Trent PLC	78,964	2,353

Sky PLC	343,417	4,197

Smith & Nephew PLC	300,274	4,576

Smiths Group PLC	133,264	2,706

SSE PLC	335,786	6,211

St. James’s Place PLC	173,075	2,301

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% (1) – continued

United Kingdom – 15.5% – continued

Standard Chartered PLC *	1,087,297	$10,406

Standard Life PLC	642,616	2,859

Tate & Lyle PLC	153,838	1,474

Taylor Wimpey PLC	1,109,533	2,687

Tesco PLC *	2,716,263	6,318

Travis Perkins PLC	79,090	1,500

Unilever N.V. – CVA	542,937	26,973

Unilever PLC	426,494	21,051

United Utilities Group PLC	230,119	2,862

Vodafone Group PLC	8,842,368	22,997

Weir Group (The) PLC	72,742	1,748

Whitbread PLC	61,551	3,052

William Hill PLC	298,031	1,086

Wm Morrison Supermarkets PLC	728,971	2,192

Worldpay Group PLC (3)	610,150	2,258

WPP PLC	423,699	9,301
		682,855

United States – 0.5%

Carnival PLC	63,741	3,648

Shire PLC	300,320	17,474
		21,122
Total Common Stocks
(Cost $3,616,166)		4,303,421

PREFERRED STOCKS – 0.5% (1)

Germany – 0.5%

Bayerische Motoren Werke A.G.	18,668	1,470

FUCHS PETROLUB S.E.	23,232	1,133

Henkel A.G. & Co. KGaA	58,999	7,561

Porsche Automobil Holding S.E.	50,037	2,730

Schaeffler A.G. *	55,294	973

Volkswagen A.G.	61,388	8,943
		22,810
Total Preferred Stocks
(Cost $19,763)		22,810

RIGHTS – 0.0%

Austria – 0.0%

Immoeast A.G. *(2)	63,165	–

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0% – continued

Germany – 0.0%

Deutsche Bank A.G. *	458,841	$1,096
Total Rights
(Cost $–)		1,096

INVESTMENT COMPANIES – 0.6%

iShares MSCI EAFE ETF	302,800	18,862

Northern Institutional Funds – Government Assets Portfolio, 0.50% (4)(5)	8,207,439	8,207
Total Investment Companies
(Cost $26,932)		27,069

Total Investments – 98.9%
(Cost $3,662,861)		4,354,396

Other Assets less Liabilities – 1.1%		47,271
NET ASSETS – 100.0%		$4,401,667

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2017 is disclosed.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Bank of Montreal	Hong Kong Dollar	4,652	United States Dollar	600	6/21/17	$–*
Bank of Montreal	United States Dollar	100	Danish Krone	695	6/21/17	–*
BNY Mellon	British Pound	798	United States Dollar	1,000	6/21/17	(2)
BNY Mellon	Euro	1,375	United States Dollar	1,500	6/21/17	28
BNY Mellon	United States Dollar	829	Swedish Krona	7,399	6/21/17	–*
Citibank	United States Dollar	1,101	Australian Dollar	1,464	6/21/17	16
Citibank	United States Dollar	4,227	British Pound	3,450	6/21/17	105
Citibank	United States Dollar	1,200	British Pound	951	6/21/17	(7)
Citibank	United States Dollar	698	Hong Kong Dollar	5,411	6/21/17	–*
Goldman Sachs	Australian Dollar	1,041	United States Dollar	800	6/21/17	$6

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Goldman Sachs	United States Dollar	1,200	Swiss Franc	1,184	6/21/17	(12)
JPMorgan Chase	Australian Dollar	1,319	United States Dollar	1,000	6/21/17	(6)
JPMorgan Chase	Euro	1,762	United States Dollar	1,900	6/21/17	13
JPMorgan Chase	Japanese Yen	180,235	United States Dollar	1,600	6/21/17	(24)
JPMorgan Chase	Swiss Franc	991	United States Dollar	1,000	6/21/17	5
Morgan Stanley	Swiss Franc	1,001	United States Dollar	999	6/21/17	(6)
Morgan Stanley	United States Dollar	6,045	Japanese Yen	690,423	6/21/17	178
Morgan Stanley	United States Dollar	155	Singapore Dollar	220	6/21/17	2
Societe Generale	British Pound	1,050	United States Dollar	1,300	6/21/17	(18)
Societe Generale	United States Dollar	6,647	Euro	6,206	6/21/17	–*
Toronto-Dominion Bank	Australian Dollar	260	United States Dollar	200	6/21/17	2
Toronto-Dominion Bank	British Pound	400	United States Dollar	500	6/21/17	(2)
Toronto-Dominion Bank	Danish Krone	685	United States Dollar	100	6/21/17	1
Toronto-Dominion Bank	Japanese Yen	664,083	United States Dollar	6,000	6/21/17	15
Toronto-Dominion Bank	Japanese Yen	66,878	United States Dollar	600	6/21/17	(3)
Toronto-Dominion Bank	Swiss Franc	1,287	United States Dollar	1,300	6/21/17	9
Toronto-Dominion Bank	Swiss Franc	199	United States Dollar	200	6/21/17	1
Toronto-Dominion Bank	United States Dollar	1,000	Australian Dollar	1,307	6/21/17	(3)
Toronto-Dominion Bank	United States Dollar	2,500	British Pound	2,010	6/21/17	23
Toronto-Dominion Bank	United States Dollar	800	Euro	742	6/21/17	(5)
Toronto-Dominion Bank	United States Dollar	3,500	Euro	3,243	6/21/17	(27)
Toronto-Dominion Bank	United States Dollar	800	Japanese Yen	90,038	6/21/17	12
Toronto-Dominion Bank	United States Dollar	1,000	Swiss Franc	992	6/21/17	(5)
Total						$296

*	Amount rounds to less than one thousand.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Euro Stoxx 50 (Euro)	563	$20,577	Long	6/17	$472
FTSE 100 Index (British Pound)	108	9,845	Long	6/17	(4)
Hang Seng Index (Hong Kong Dollar)	12	1,863	Long	4/17	(16)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Nikkei 225 (Japanese Yen)	3	$255	Long	6/17	$ (5)
SPI 200 Index (Australian Dollar)	41	4,580	Long	6/17	58
Topix Index (Japanese Yen)	95	12,906	Long	6/17	(227)

Total					$278

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.2%
Consumer Staples	11.3
Energy	4.9
Financials	21.6
Health Care	10.7
Industrials	14.3
Information Technology	5.7
Materials	7.9
Real Estate	3.7
Telecommunication Services	4.3
Utilities	3.4

Total	100.0%

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	31.1%
Japanese Yen	23.4
British Pound	17.7
Swiss Franc	8.6
Australian Dollar	7.6
All other currencies less than 5%	11.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2017 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Australia	$–	$331,780	$–	$331,780
Germany	129,392	254,487	–	383,879
Hong Kong	1,174	150,624	–	151,798
Ireland	2,783	24,005	–	26,788
Israel	18,297	10,780	–	29,077
Italy	23,183	62,098	–	85,281
Netherlands	12,411	180,649	–	193,060
Portugal	–	6,809	9	6,818
United Kingdom	2,868	679,987	–	682,855
All Other Countries (1)	–	2,412,085	–	2,412,085
Total Common Stocks	190,108	4,113,304	9	4,303,421
Preferred Stocks (1)	3,863	18,947	–	22,810
Rights (1)	1,096	–	–	1,096
Investment Companies	27,069	–	–	27,069
Total Investments	$222,136	$4,132,251	$9	$4,354,396

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency Exchange Contracts	$–	$416	$–	$416
Futures Contracts	530	–	–	530
Liabilities
Forward Foreign Currency Exchange Contracts	–	(120)	–	(120)
Futures Contracts	(252)	–	–	(252)
Total Other Financial Instruments	$278	$296	$–	$574

(1)	Classifications as defined in the Schedule of Investments

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued	MARCH 31, 2017

At March 31, 2017, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

	Value (000s)	Reason
Common Stocks
Switzerland	$2,280	Valuations at official close price with foreign fair value adjustment

At March 31, 2017, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

	Value (000s)	Reason
Common Stocks
Germany	$127,622	Valuations at official close price
Italy	10,344	Valuations at official close price
Preferred Stocks
Germany	3,863	Valuations at official close price
Total	$141,829

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/16 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/17 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/17 (000s)

Common Stock

Portugal	$10	$–	$(1)	$–	$–	$–	$–	$9	$(1)

The Fund valued the security included in the Balance as of 3/31/17 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/17 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stocks	$9	Discounted Cash Flow Analysis	Distressed/Defaulted Market Discount, Estimated Recovery Value (1)

(1)	The significant unobservable inputs that can be used in the fair value measurement are: Distressed/Defaulted Market Discount and Estimated Recovery Value. Significant increases (decreases) in the market discount in isolation would result in a significantly lower (higher) fair value measurement while an increase (decrease) in Estimated Recovery Value in isolation would result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND	MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9%

Aerospace & Defense – 2.0%

B/E Aerospace, Inc.	130,210	$8,348

Esterline Technologies Corp. *	38,129	3,281

Huntington Ingalls Industries, Inc.	59,119	11,838

KLX, Inc. *	67,397	3,012

Orbital ATK, Inc.	73,835	7,236

Teledyne Technologies, Inc. *	45,169	5,712

Woodward, Inc.	70,951	4,819
		44,246

Apparel & Textile Products – 0.8%

Carter’s, Inc.	62,365	5,600

Deckers Outdoor Corp. *	40,807	2,438

Kate Spade & Co. *	164,629	3,824

Skechers U.S.A., Inc., Class A *	171,659	4,712
		16,574

Asset Management – 0.8%

Eaton Vance Corp.	147,296	6,622

Federated Investors, Inc., Class B	118,381	3,118

Janus Capital Group, Inc.	184,716	2,438

Legg Mason, Inc.	111,261	4,018

Waddell & Reed Financial, Inc., Class A	108,103	1,838
		18,034

Automotive – 0.7%

Cooper Tire & Rubber Co.	67,437	2,991

Dana, Inc.	184,838	3,569

Gentex Corp.	368,753	7,866
		14,426

Banking – 8.0%

Associated Banc-Corp	194,676	4,750

BancorpSouth, Inc.	109,549	3,314

Bank of Hawaii Corp.	54,681	4,503

Bank of the Ozarks, Inc.	116,969	6,084

Cathay General Bancorp	95,945	3,615

Chemical Financial Corp.	91,161	4,663

Commerce Bancshares, Inc.	112,101	6,296

Cullen/Frost Bankers, Inc.	72,799	6,477

East West Bancorp, Inc.	184,985	9,547

First Horizon National Corp.	299,800	5,546

FNB Corp.	410,988	6,111

Fulton Financial Corp.	223,139	3,983

Hancock Holding Co.	108,116	4,925

International Bancshares Corp.	74,789	2,648

MB Financial, Inc.	91,593	3,922

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Banking – 8.0% – continued

New York Community Bancorp, Inc.	626,737	$8,755

PacWest Bancorp	153,919	8,198

PrivateBancorp, Inc.	102,686	6,096

Prosperity Bancshares, Inc.	89,127	6,213

Signature Bank *	68,876	10,220

SVB Financial Group *	67,128	12,492

Synovus Financial Corp.	156,827	6,433

TCF Financial Corp.	219,632	3,738

Texas Capital Bancshares, Inc. *	63,447	5,295

Trustmark Corp.	87,108	2,769

UMB Financial Corp.	56,229	4,235

Umpqua Holdings Corp.	282,499	5,012

Valley National Bancorp	338,363	3,993

Washington Federal, Inc.	114,740	3,798

Webster Financial Corp.	118,046	5,907

Wintrust Financial Corp.	67,224	4,646
		174,184

Biotechnology & Pharmaceuticals – 1.1%

Akorn, Inc. *	112,338	2,705

Bioverativ, Inc. *	138,707	7,554

Endo International PLC *	253,942	2,834

Prestige Brands Holdings, Inc. *	67,989	3,778

United Therapeutics Corp. *	57,678	7,808
		24,679

Chemicals – 3.3%

Ashland Global Holdings, Inc.	79,836	9,884

Cabot Corp.	79,938	4,789

Chemours (The) Co.	235,035	9,049

Minerals Technologies, Inc.	44,942	3,443

NewMarket Corp.	11,865	5,378

Olin Corp.	212,252	6,977

PolyOne Corp.	105,404	3,593

RPM International, Inc.	171,410	9,433

Sensient Technologies Corp.	57,028	4,520

Valspar (The) Corp.	93,819	10,408

Versum Materials, Inc.	138,985	4,253
		71,727

Commercial Services – 1.2%

CEB, Inc.	41,416	3,255

Deluxe Corp.	62,119	4,483

FTI Consulting, Inc. *	52,829	2,175

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Commercial Services – 1.2% – continued

ManpowerGroup, Inc.	86,796	$8,903

Rollins, Inc.	123,195	4,574

Sotheby’s *	58,814	2,675
		26,065

Construction Materials – 1.2%

Carlisle Cos., Inc.	82,844	8,815

Eagle Materials, Inc.	62,138	6,036

Louisiana-Pacific Corp. *	185,135	4,595

MDU Resources Group, Inc.	250,624	6,860
		26,306

Consumer Products – 3.9%

Avon Products, Inc. *	564,106	2,482

Boston Beer (The) Co., Inc., Class A *	11,929	1,726

Dean Foods Co.	116,907	2,298

Edgewell Personal Care Co. *	73,863	5,402

Energizer Holdings, Inc.	79,444	4,429

Flowers Foods, Inc.	235,869	4,578

Hain Celestial Group (The), Inc. *	132,722	4,937

Helen of Troy Ltd. *	34,622	3,261

Ingredion, Inc.	92,102	11,092

Lamb Weston Holdings, Inc.	178,053	7,489

Lancaster Colony Corp.	25,050	3,228

Nu Skin Enterprises, Inc., Class A	63,368	3,520

Post Holdings, Inc. *	82,310	7,204

Snyder’s-Lance, Inc.	109,956	4,432

Tootsie Roll Industries, Inc.	22,994	859

TreeHouse Foods, Inc. *	72,880	6,170

WhiteWave Foods (The) Co. *	227,470	12,772
		85,879

Consumer Services – 0.7%

Aaron’s, Inc.	81,155	2,414

DeVry Education Group, Inc.	73,636	2,610

Graham Holdings Co., Class B	5,991	3,592

Service Corp. International	241,526	7,458
		16,074

Containers & Packaging – 1.8%

AptarGroup, Inc.	80,183	6,173

Bemis Co., Inc.	118,615	5,796

Greif, Inc., Class A	32,890	1,812

Owens-Illinois, Inc. *	207,532	4,229

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Containers & Packaging – 1.8% – continued

Packaging Corp. of America	120,902	$11,077

Silgan Holdings, Inc.	48,268	2,865

Sonoco Products Co.	127,128	6,728
		38,680

Design, Manufacturing & Distribution – 1.4%

Arrow Electronics, Inc. *	114,198	8,383

Avnet, Inc.	165,382	7,568

Jabil Circuit, Inc.	233,836	6,763

SYNNEX Corp.	37,395	4,186

Tech Data Corp. *	44,377	4,167
		31,067

Distributors – Consumer Staples – 0.1%

United Natural Foods, Inc. *	64,945	2,808

Electrical Equipment – 3.2%

A.O. Smith Corp.	188,984	9,668

Belden, Inc.	54,113	3,744

Cognex Corp.	110,429	9,271

Cree, Inc. *	124,987	3,341

Hubbell, Inc.	66,179	7,945

Keysight Technologies, Inc. *	234,799	8,486

Lennox International, Inc.	49,638	8,304

Littelfuse, Inc.	29,041	4,644

National Instruments Corp.	136,259	4,437

Trimble, Inc. *	323,747	10,363
		70,203

Engineering & Construction Services – 1.0%

AECOM *	199,313	7,093

Dycom Industries, Inc. *	40,376	3,753

EMCOR Group, Inc.	76,569	4,820

Granite Construction, Inc.	50,570	2,538

KBR, Inc.	183,614	2,760
		20,964

Forest & Paper Products – 0.1%

Domtar Corp.	80,580	2,943

Gaming, Lodging & Restaurants – 2.6%

Brinker International, Inc.	62,469	2,746

Buffalo Wild Wings, Inc. *	22,309	3,408

Cheesecake Factory (The), Inc.	56,950	3,608

Churchill Downs, Inc.	15,836	2,516

Cracker Barrel Old Country Store, Inc.	30,885	4,918

Domino’s Pizza, Inc.	61,662	11,364

Dunkin’ Brands Group, Inc.	117,968	6,450

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Gaming, Lodging & Restaurants – 2.6% – continued

Jack in the Box, Inc.	40,601	$4,130

Panera Bread Co., Class A *	27,386	7,172

Papa John’s International, Inc.	33,932	2,716

Texas Roadhouse, Inc.	82,586	3,678

Wendy’s (The) Co.	247,134	3,363
		56,069

Hardware – 2.7%

3D Systems Corp. *	138,063	2,065

ARRIS International PLC *	244,102	6,457

Brocade Communications Systems, Inc.	523,202	6,530

Ciena Corp. *	181,248	4,279

Diebold Nixdorf, Inc.	96,781	2,971

InterDigital, Inc.	44,026	3,799

Knowles Corp. *	114,032	2,161

NCR Corp. *	159,895	7,304

NetScout Systems, Inc. *	117,937	4,476

Pitney Bowes, Inc.	239,139	3,135

Plantronics, Inc.	42,344	2,291

VeriFone Systems, Inc. *	143,151	2,681

ViaSat, Inc. *	67,983	4,339

Zebra Technologies Corp., Class A *	67,857	6,192
		58,680

Health Care Facilities & Services – 2.3%

Charles River Laboratories International, Inc. *	60,773	5,467

HealthSouth Corp.	113,871	4,875

LifePoint Health, Inc. *	51,114	3,348

MEDNAX, Inc. *	120,307	8,347

Molina Healthcare, Inc. *	54,926	2,505

Owens & Minor, Inc.	78,570	2,718

PAREXEL International Corp. *	65,376	4,126

Tenet Healthcare Corp. *	103,154	1,827

VCA, Inc. *	104,243	9,538

WellCare Health Plans, Inc. *	56,839	7,969
		50,720

Home & Office Products – 1.9%

CalAtlantic Group, Inc.	92,380	3,460

Herman Miller, Inc.	77,177	2,435

HNI Corp.	56,647	2,611

KB Home	106,478	2,117

NVR, Inc. *	4,420	9,312

Scotts Miracle-Gro (The) Co.	56,695	5,295

Tempur Sealy International, Inc. *	60,300	2,801

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Home & Office Products – 1.9% – continued

Toll Brothers, Inc. *	189,382	$6,839

TRI Pointe Group, Inc. *	203,575	2,553

Tupperware Brands Corp.	65,008	4,077
		41,500

Industrial Services – 0.8%

MSC Industrial Direct Co., Inc., Class A	57,583	5,917

Pool Corp.	52,822	6,303

Watsco, Inc.	38,978	5,581
		17,801

Institutional Financial Services – 0.6%

SEI Investments Co.	171,361	8,644

Stifel Financial Corp. *	87,448	4,389
		13,033

Insurance – 4.6%

Alleghany Corp. *	19,804	12,173

American Financial Group, Inc.	93,757	8,946

Aspen Insurance Holdings Ltd.	76,707	3,993

Brown & Brown, Inc.	147,453	6,152

CNO Financial Group, Inc.	222,889	4,569

Everest Re Group Ltd.	52,455	12,265

Genworth Financial, Inc., Class A *	642,590	2,647

Hanover Insurance Group (The), Inc.	54,721	4,928

Kemper Corp.	62,653	2,500

Mercury General Corp.	46,996	2,866

Old Republic International Corp.	313,556	6,422

Primerica, Inc.	58,831	4,836

Reinsurance Group of America, Inc.	82,514	10,478

RenaissanceRe Holdings Ltd.	52,506	7,595

WR Berkley Corp.	124,444	8,789
		99,159

Iron & Steel – 1.7%

Allegheny Technologies, Inc.	138,752	2,492

Carpenter Technology Corp.	59,605	2,223

Commercial Metals Co.	148,960	2,850

Reliance Steel & Aluminum Co.	93,538	7,485

Steel Dynamics, Inc.	311,270	10,820

United States Steel Corp.	223,671	7,562

Worthington Industries, Inc.	56,126	2,531
		35,963

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Leisure Products – 0.9%

Brunswick Corp.	114,896	$7,031

Polaris Industries, Inc.	75,106	6,294

Thor Industries, Inc.	61,508	5,913
		19,238

Machinery – 3.9%

AGCO Corp.	85,488	5,145

Crane Co.	64,516	4,828

Curtiss-Wright Corp.	57,124	5,213

Graco, Inc.	71,873	6,766

IDEX Corp.	97,878	9,152

ITT, Inc.	113,254	4,646

Joy Global, Inc.	127,989	3,616

Kennametal, Inc.	102,907	4,037

Lincoln Electric Holdings, Inc.	79,148	6,875

MSA Safety, Inc.	40,194	2,841

Nordson Corp.	68,684	8,437

Oshkosh Corp.	95,754	6,568

Regal Beloit Corp.	57,466	4,347

Terex Corp.	136,057	4,272

Toro (The) Co.	138,746	8,666
		85,409

Manufactured Goods – 0.4%

Timken (The) Co.	89,697	4,054

Valmont Industries, Inc.	28,905	4,495
		8,549

Media – 1.0%

AMC Networks, Inc., Class A *	72,176	4,235

Cable One, Inc.	6,032	3,767

John Wiley & Sons, Inc., Class A	57,486	3,093

Meredith Corp.	47,029	3,038

New York Times (The) Co., Class A	155,414	2,238

Time, Inc.	127,500	2,467

WebMD Health Corp. *	48,395	2,549
		21,387

Medical Equipment & Devices – 4.4%

ABIOMED, Inc. *	51,947	6,504

Align Technology, Inc. *	96,808	11,105

Bio-Rad Laboratories, Inc., Class A *	26,667	5,316

Bio-Techne Corp.	47,833	4,862

Catalent, Inc. *	159,988	4,531

Globus Medical, Inc., Class A *	92,354	2,735

Halyard Health, Inc. *	60,229	2,294

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Medical Equipment & Devices – 4.4% – continued

Hill-Rom Holdings, Inc.	76,382	$5,392

LivaNova PLC *	55,572	2,724

Masimo Corp. *	57,563	5,368

NuVasive, Inc. *	64,889	4,846

ResMed, Inc.	181,756	13,081

STERIS PLC	109,139	7,581

Teleflex, Inc.	57,612	11,161

West Pharmaceutical Services, Inc.	93,983	7,670
		95,170

Metals & Mining – 0.4%

Compass Minerals International, Inc.	43,499	2,952

Royal Gold, Inc.	83,844	5,873
		8,825

Oil, Gas & Coal – 3.5%

CONSOL Energy, Inc. *	227,054	3,810

Diamond Offshore Drilling, Inc. *	82,091	1,372

Dril-Quip, Inc. *	48,500	2,646

Energen Corp. *	124,548	6,780

Ensco PLC, Class A	387,014	3,464

Gulfport Energy Corp. *	203,782	3,503

HollyFrontier Corp.	227,578	6,450

Murphy USA, Inc. *	44,493	3,267

Nabors Industries Ltd.	366,138	4,785

Noble Corp. PLC	316,502	1,959

NOW, Inc. *	137,054	2,324

Oceaneering International, Inc.	125,977	3,411

Oil States International, Inc. *	65,807	2,182

Patterson-UTI Energy, Inc.	213,430	5,180

QEP Resources, Inc. *	307,584	3,909

Rowan Cos. PLC, Class A *	161,892	2,522

SM Energy Co.	125,618	3,017

Superior Energy Services, Inc. *	196,085	2,796

TravelCenters of America LLC – (Fractional Shares) *(1)	80,000	–

Western Refining, Inc.	101,817	3,571

World Fuel Services Corp.	89,705	3,252

WPX Energy, Inc. *	508,563	6,810
		77,010

Passenger Transportation – 0.4%

JetBlue Airways Corp. *	432,474	8,913

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Real Estate – 0.4%

Alexander & Baldwin, Inc.	59,394	$2,644

Jones Lang LaSalle, Inc.	58,044	6,469
		9,113

Real Estate Investment Trusts – 9.1%

American Campus Communities, Inc.	171,013	8,138

Camden Property Trust	112,307	9,036

Care Capital Properties, Inc.	108,163	2,906

CoreCivic, Inc.	150,992	4,744

Corporate Office Properties Trust	126,614	4,191

Cousins Properties, Inc.	537,328	4,444

CyrusOne, Inc.	95,355	4,908

DCT Industrial Trust, Inc.	117,901	5,673

Douglas Emmett, Inc.	186,632	7,167

Duke Realty Corp.	456,261	11,986

Education Realty Trust, Inc.	93,853	3,834

EPR Properties	82,238	6,055

First Industrial Realty Trust, Inc.	150,430	4,006

GEO Group (The), Inc.	105,115	4,874

Healthcare Realty Trust, Inc.	149,361	4,854

Highwoods Properties, Inc.	130,436	6,408

Hospitality Properties Trust	210,779	6,646

Kilroy Realty Corp.	125,462	9,043

Lamar Advertising Co., Class A	106,287	7,944

LaSalle Hotel Properties	145,058	4,199

Liberty Property Trust	188,606	7,271

Life Storage, Inc.	59,631	4,897

Mack-Cali Realty Corp.	115,387	3,109

Medical Properties Trust, Inc.	411,778	5,308

National Retail Properties, Inc.	188,883	8,239

Omega Healthcare Investors, Inc.	252,429	8,328

Potlatch Corp.	51,878	2,371

Quality Care Properties, Inc. *	120,892	2,280

Rayonier, Inc.	157,751	4,471

Rayonier, Inc. – (Fractional Shares) *(1)	50,000	–

Senior Housing Properties Trust	304,770	6,172

Tanger Factory Outlet Centers, Inc.	123,471	4,046

Taubman Centers, Inc.	77,642	5,126

Uniti Group, Inc.	180,029	4,654

Urban Edge Properties	117,695	3,095

Washington Prime Group, Inc.	236,090	2,052

Weingarten Realty Investors	151,578	5,061
		197,536

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Recreational Facilities & Services – 0.6%

Cinemark Holdings, Inc.	135,700	$6,017

International Speedway Corp., Class A	32,663	1,207

Live Nation Entertainment, Inc. *	169,692	5,153
		12,377

Renewable Energy – 0.3%

EnerSys	55,751	4,401

First Solar, Inc. *	100,122	2,713
		7,114

Retail – Consumer Staples – 0.8%

Big Lots, Inc.	57,137	2,781

Casey’s General Stores, Inc.	50,250	5,641

CST Brands, Inc.	97,149	4,672

Sprouts Farmers Market, Inc. *	164,515	3,804
		16,898

Retail – Discretionary – 2.4%

American Eagle Outfitters, Inc.	219,753	3,083

Avis Budget Group, Inc. *	110,339	3,264

Cabela’s, Inc. *	66,056	3,508

Chico’s FAS, Inc.	165,040	2,344

Copart, Inc. *	131,147	8,122

Dick’s Sporting Goods, Inc.	112,818	5,490

Dillard’s, Inc., Class A	32,394	1,692

GameStop Corp., Class A	131,300	2,961

HSN, Inc.	41,243	1,530

J.C. Penney Co., Inc. *	397,120	2,446

Michaels (The) Cos., Inc. *	135,743	3,039

Office Depot, Inc.	660,507	3,081

Sally Beauty Holdings, Inc. *	183,857	3,758

Urban Outfitters, Inc. *	113,313	2,693

Williams-Sonoma, Inc.	103,827	5,567
		52,578

Semiconductors – 2.6%

Cirrus Logic, Inc. *	82,426	5,002

Coherent, Inc. *	31,509	6,479

Cypress Semiconductor Corp.	420,765	5,790

Integrated Device Technology, Inc. *	171,100	4,050

IPG Photonics Corp. *	48,068	5,802

Microsemi Corp. *	147,967	7,625

Monolithic Power Systems, Inc.	48,611	4,477

Silicon Laboratories, Inc. *	53,874	3,962

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Semiconductors – 2.6% – continued

Synaptics, Inc. *	45,361	$2,246

Teradyne, Inc.	257,226	8,000

Vishay Intertechnology, Inc.	171,676	2,824
		56,257

Software – 4.6%

ACI Worldwide, Inc. *	150,647	3,222

Acxiom Corp. *	100,146	2,851

Allscripts Healthcare Solutions, Inc. *	231,437	2,935

ANSYS, Inc. *	109,556	11,708

Cadence Design Systems, Inc. *	357,728	11,233

CDK Global, Inc.	186,099	12,098

CommVault Systems, Inc. *	53,692	2,728

Fortinet, Inc. *	191,227	7,334

j2 Global, Inc.	61,794	5,185

LogMeIn, Inc.	67,457	6,577

Manhattan Associates, Inc. *	90,574	4,714

PTC, Inc. *	148,497	7,804

Take-Two Interactive Software, Inc. *	130,131	7,713

Tyler Technologies, Inc. *	43,002	6,646

Ultimate Software Group (The), Inc. *	38,061	7,430
		100,178

Specialty Finance – 1.4%

First American Financial Corp.	141,066	5,541

GATX Corp.	50,339	3,069

Jack Henry & Associates, Inc.	99,607	9,273

SLM Corp. *	550,619	6,662

WEX, Inc. *	49,350	5,108
		29,653

Technology Services – 4.7%

Broadridge Financial Solutions, Inc.	151,846	10,318

Computer Sciences Corp.	181,215	12,506

Convergys Corp.	120,650	2,552

CoreLogic, Inc. *	108,246	4,408

DST Systems, Inc.	40,478	4,958

FactSet Research Systems, Inc.	50,705	8,362

Fair Isaac Corp.	39,854	5,139

Gartner, Inc. *	106,057	11,453

Leidos Holdings, Inc.	183,280	9,373

MarketAxess Holdings, Inc.	48,286	9,053

MAXIMUS, Inc.	83,165	5,173

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Technology Services – 4.7% – continued

MSCI, Inc.	116,196	$11,293

NeuStar, Inc., Class A *	70,768	2,346

Science Applications International Corp.	56,310	4,189
		101,123

Telecom – 0.3%

Frontier Communications Corp.	1,504,953	3,221

Telephone & Data Systems, Inc.	120,690	3,199
		6,420

Transportation & Logistics – 1.1%

Genesee & Wyoming, Inc., Class A *	78,650	5,337

Kirby Corp. *	69,104	4,876

Landstar System, Inc.	53,684	4,598

Old Dominion Freight Line, Inc.	88,887	7,606

Werner Enterprises, Inc.	57,596	1,509
		23,926

Transportation Equipment – 0.6%

Trinity Industries, Inc.	195,290	5,185

Wabtec Corp.	110,625	8,629
		13,814

Utilities – 5.1%

Aqua America, Inc.	227,538	7,315

Atmos Energy Corp.	134,952	10,660

Black Hills Corp.	68,483	4,552

Great Plains Energy, Inc.	276,199	8,071

Hawaiian Electric Industries, Inc.	139,653	4,652

IDACORP, Inc.	64,640	5,363

National Fuel Gas Co.	109,496	6,528

New Jersey Resources Corp.	110,728	4,385

NorthWestern Corp.	62,082	3,644

OGE Energy Corp.	256,270	8,964

ONE Gas, Inc.	66,992	4,529

PNM Resources, Inc.	102,317	3,786

Southwest Gas Holdings, Inc.	61,005	5,058

UGI Corp.	221,924	10,963

Vectren Corp.	106,411	6,237

Westar Energy, Inc.	182,280	9,892

WGL Holdings, Inc.	65,788	5,429
		110,028

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.9% – continued

Waste & Environment Services & Equipment – 0.5%

Clean Harbors, Inc.*	67,146	$3,734

Donaldson Co., Inc.	169,480	7,715
		11,449
Total Common Stocks
(Cost $1,633,980)		2,130,749

INVESTMENT COMPANIES – 2.0%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (2)(3)	42,668,346	42,668
Total Investment Companies
(Cost $42,668)		42,668

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.74%, 8/17/17 (4)(5)	$4,900	$4,886
Total Short-Term Investments
(Cost $4,887)		4,886

Total Investments – 100.1%
(Cost $1,681,535)		2,178,303

Liabilities less Other Assets – (0.1%)		(2,340)
NET ASSETS – 100.0%		$2,175,963

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day yield as of March 31, 2017 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-Mini S&P MidCap 400	263	$45,189	Long	6/17	$317

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.7%
Consumer Staples	4.5
Energy	3.3
Financials	16.2
Health Care	8.1
Industrials	14.8
Information Technology	17.9
Materials	8.0
Real Estate	9.7
Telecommunication Services	0.3
Utilities	5.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$2,130,749	$–	$–	$2,130,749
Investment Companies	42,668	–	–	42,668
Short-term Investments	–	4,886	–	4,886
Total Investments	$2,173,417	$4,886	$–	$2,178,303

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$317	$–	$–	$317

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0%

Aerospace & Defense – 1.2%

AAR Corp.	20,141	$677

Aerojet Rocketdyne Holdings, Inc. *	36,231	786

Aerovironment, Inc. *	12,760	358

American Outdoor Brands Corp. *	33,399	662

Astronics Corp. *	12,125	385

Ducommun, Inc. *	6,274	181

Esterline Technologies Corp. *	17,995	1,548

KLX, Inc. *	32,137	1,436

Moog, Inc., Class A *	19,458	1,310

National Presto Industries, Inc.	3,142	321

Sturm Ruger & Co., Inc.	11,308	606

TASER International, Inc. *	31,781	724

Teledyne Technologies, Inc. *	20,757	2,625

Triumph Group, Inc.	30,084	775

Woodward, Inc.	32,197	2,187
		14,581

Apparel & Textile Products – 0.7%

Albany International Corp., Class A	17,625	812

Columbia Sportswear Co.	16,352	961

Crocs, Inc. *	46,764	330

Culp, Inc.	6,349	198

Deckers Outdoor Corp. *	19,721	1,178

Delta Apparel, Inc. *	4,121	73

Fossil Group, Inc. *	25,913	452

Iconix Brand Group, Inc. *	25,638	193

Movado Group, Inc.	8,967	224

Oxford Industries, Inc.	9,319	533

Perry Ellis International, Inc. *	7,229	155

Sequential Brands Group, Inc. *	22,843	89

Steven Madden Ltd. *	37,376	1,441

Superior Uniform Group, Inc.	5,014	93

Unifi, Inc. *	9,948	282

Vince Holding Corp. *	11,107	17

Weyco Group, Inc.	4,483	126

Wolverine World Wide, Inc.	58,898	1,471
		8,628

Asset Management – 0.7%

Acacia Research Corp. *	28,967	167

Associated Capital Group, Inc., Class A	2,562	93

B. Riley Financial, Inc.	5,478	82

Cohen & Steers, Inc.	12,954	518

Diamond Hill Investment Group, Inc.	1,899	369

Fifth Street Asset Management, Inc.	3,402	16

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Asset Management – 0.7% – continued

Financial Engines, Inc.	32,523	$1,416

GAMCO Investors, Inc., Class A	2,593	77

Hennessy Advisors, Inc.	2,526	42

Janus Capital Group, Inc.	87,803	1,159

Kennedy-Wilson Holdings, Inc.	50,308	1,117

Ladenburg Thalmann Financial Services, Inc. *	57,686	143

Manning & Napier, Inc.	8,732	50

Medley Management, Inc., Class A	3,439	28

OM Asset Management PLC	24,959	377

Oppenheimer Holdings, Inc., Class A	6,016	103

Pzena Investment Management, Inc., Class A	9,046	89

Real Industry, Inc. *	15,751	45

Safeguard Scientifics, Inc. *	13,248	168

Silvercrest Asset Management Group, Inc., Class A	4,158	55

Virtus Investment Partners, Inc.	3,216	341

Waddell & Reed Financial, Inc., Class A	48,283	821

Westwood Holdings Group, Inc.	4,698	251

Wins Finance Holdings, Inc. *	350	51

WisdomTree Investments, Inc.	69,952	635
		8,213

Automotive – 1.1%

American Axle & Manufacturing Holdings, Inc. *	46,690	877

Cooper Tire & Rubber Co.	33,687	1,494

Cooper-Standard Holdings, Inc. *	9,024	1,001

Dana, Inc.	90,635	1,750

Dorman Products, Inc. *	16,140	1,325

Gentherm, Inc. *	22,256	873

Horizon Global Corp. *	13,308	185

Metaldyne Performance Group, Inc.	8,740	200

Methode Electronics, Inc.	22,193	1,012

Miller Industries, Inc.	6,287	166

Modine Manufacturing Co. *	29,677	362

Motorcar Parts of America, Inc. *	11,518	354

REV Group, Inc. *	7,699	212

Standard Motor Products, Inc.	13,159	647

Strattec Security Corp.	2,048	57

Superior Industries International, Inc.	15,704	398

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Automotive – 1.1% – continued

Tenneco, Inc.	32,541	$2,031

Tower International, Inc.	12,201	331

Unique Fabricating, Inc.	3,820	46
		13,321

Banking – 12.6%

1st Source Corp.	9,677	454

Access National Corp.	4,823	145

ACNB Corp.	3,473	100

Allegiance Bancshares, Inc. *	7,035	262

American National Bankshares, Inc.	4,755	177

Ameris Bancorp	22,092	1,018

Ames National Corp.	4,715	144

Arrow Financial Corp.	6,853	232

Astoria Financial Corp.	55,929	1,147

Atlantic Capital Bancshares, Inc. *	11,322	215

Banc of California, Inc.	29,705	615

BancFirst Corp.	4,842	435

Banco Latinoamericano de Comercio Exterior S.A.	18,522	514

Bancorp (The), Inc. *	29,197	149

BancorpSouth, Inc.	52,534	1,589

Bank Mutual Corp.	25,641	241

Bank of Marin Bancorp	3,823	246

Bank of NT Butterfield & Son (The) Ltd.	7,356	235

Bank of the Ozarks, Inc.	53,938	2,805

BankFinancial Corp.	8,704	126

Bankwell Financial Group, Inc.	3,336	115

Banner Corp.	18,269	1,017

Bar Harbor Bankshares	9,382	310

Bear State Financial, Inc.	10,541	99

Beneficial Bancorp, Inc.	42,855	686

Berkshire Hills Bancorp, Inc.	20,349	734

Blue Hills Bancorp, Inc.	15,587	278

BNC Bancorp	24,710	866

BofI Holding, Inc. *	36,477	953

Boston Private Financial Holdings, Inc.	49,919	819

Bridge Bancorp, Inc.	10,867	380

Brookline Bancorp, Inc.	42,532	666

Bryn Mawr Bank Corp.	10,338	408

BSB Bancorp, Inc. *	4,653	131

C&F Financial Corp.	1,874	87

California First National Bancorp	700	11

Camden National Corp.	9,582	422

Capital Bank Financial Corp., Class A	14,789	642

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Banking – 12.6% – continued

Capital City Bank Group, Inc.	6,742	$144

Capitol Federal Financial, Inc.	77,197	1,129

Capstar Financial Holdings, Inc. *	1,787	34

Cardinal Financial Corp.	19,250	576

Carolina Financial Corp.	7,880	236

Cascade Bancorp *	18,998	147

Cathay General Bancorp	45,021	1,696

CenterState Banks, Inc.	29,710	770

Central Pacific Financial Corp.	18,598	568

Central Valley Community Bancorp	5,109	105

Century Bancorp, Inc., Class A	1,829	111

Charter Financial Corp.	8,944	176

Chemical Financial Corp.	40,011	2,047

Chemung Financial Corp.	1,830	72

Citizens & Northern Corp.	6,879	160

City Holding Co.	8,903	574

Clifton Bancorp, Inc.	12,782	207

CNB Financial Corp.	8,993	215

CoBiz Financial, Inc.	23,158	389

Codorus Valley Bancorp, Inc.	4,705	122

Columbia Banking System, Inc.	35,279	1,376

Community Bank System, Inc.	26,156	1,438

Community Trust Bancorp, Inc.	9,542	437

ConnectOne Bancorp, Inc.	18,328	445

County Bancorp, Inc.	2,821	82

CU Bancorp *	9,678	384

Customers Bancorp, Inc. *	16,632	524

CVB Financial Corp.	61,447	1,357

Dime Community Bancshares, Inc.	19,364	393

Eagle Bancorp, Inc. *	18,639	1,113

Enterprise Bancorp, Inc.	5,952	207

Enterprise Financial Services Corp.	13,277	563

Equity Bancshares, Inc., Class A *	4,013	128

ESSA Bancorp, Inc.	4,751	69

EverBank Financial Corp.	61,043	1,189

Farmers Capital Bank Corp.	4,276	173

Farmers National Banc Corp.	16,155	232

FB Financial Corp. *	3,996	141

FCB Financial Holdings, Inc., Class A *	18,185	901

Fidelity Southern Corp.	13,159	295

Financial Institutions, Inc.	8,685	286

First Bancorp	12,335	361

First BanCorp *	74,318	420

First Bancorp, Inc.	6,696	183

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Banking – 12.6% – continued

First Busey Corp.	18,985	$558

First Business Financial Services, Inc.	4,794	124

First Citizens BancShares, Inc., Class A	4,620	1,549

First Commonwealth Financial Corp.	54,121	718

First Community Bancshares, Inc.	10,047	251

First Community Financial Partners, Inc. *	7,918	101

First Connecticut Bancorp, Inc.	8,546	212

First Defiance Financial Corp.	5,563	275

First Financial Bancorp	37,340	1,025

First Financial Bankshares, Inc.	38,827	1,557

First Financial Corp.	6,356	302

First Financial Northwest, Inc.	4,549	80

First Foundation, Inc. *	16,846	261

First Internet Bancorp	3,834	113

First Interstate BancSystem, Inc., Class A	12,065	478

First Merchants Corp.	24,775	974

First Mid-Illinois Bancshares, Inc.	4,598	156

First Midwest Bancorp, Inc.	54,288	1,286

First NBC Bank Holding Co. *	9,686	39

First Northwest Bancorp *	6,405	99

First of Long Island (The) Corp.	13,319	360

Flushing Financial Corp.	17,145	461

FNB Corp.	192,679	2,865

Franklin Financial Network, Inc. *	6,818	264

Fulton Financial Corp.	103,920	1,855

German American Bancorp, Inc.	8,794	416

Glacier Bancorp, Inc.	46,309	1,571

Great Southern Bancorp, Inc.	6,494	328

Great Western Bancorp, Inc.	35,799	1,518

Green Bancorp, Inc. *	12,122	216

Greene County Bancorp, Inc.	1,789	42

Guaranty Bancorp	10,759	262

Hancock Holding Co.	50,990	2,323

Hanmi Financial Corp.	19,180	590

HarborOne Bancorp, Inc. *	8,501	161

Heartland Financial USA, Inc.	14,203	709

Heritage Commerce Corp.	15,484	218

Heritage Financial Corp.	18,455	457

Heritage Oaks Bancorp	13,994	187

Hilltop Holdings, Inc.	45,701	1,255

Hingham Institution for Savings	817	145

Home Bancorp, Inc.	3,359	113

Home BancShares, Inc.	73,645	1,994

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Banking – 12.6% – continued

HomeTrust Bancshares, Inc. *	10,608	$249

Hope Bancorp, Inc.	78,179	1,499

Horizon Bancorp	11,681	306

IBERIABANK Corp.	30,786	2,435

Independent Bank Corp.	15,745	1,023

Independent Bank Corp. (Berlin Exchange)	12,980	269

Independent Bank Group, Inc.	6,840	440

International Bancshares Corp.	33,421	1,183

Investors Bancorp, Inc.	180,207	2,591

Kearny Financial Corp.	53,074	799

Lakeland Bancorp, Inc.	25,121	492

Lakeland Financial Corp.	14,759	636

LCNB Corp.	5,117	122

LegacyTexas Financial Group, Inc.	26,982	1,077

Live Oak Bancshares, Inc.	12,458	270

Macatawa Bank Corp.	15,426	152

MainSource Financial Group, Inc.	14,353	473

MB Financial, Inc.	46,009	1,970

MBT Financial Corp.	10,370	118

Mercantile Bank Corp.	10,039	345

Merchants Bancshares, Inc.	3,449	168

Meridian Bancorp, Inc.	29,560	541

Middleburg Financial Corp.	2,726	109

Midland States Bancorp, Inc.	2,141	74

MidWestOne Financial Group, Inc.	4,991	171

MutualFirst Financial, Inc.	3,174	100

National Bank Holdings Corp., Class A	14,612	475

National Bankshares, Inc.	4,456	167

National Commerce Corp. *	4,946	181

NBT Bancorp, Inc.	25,894	960

Nicolet Bankshares, Inc. *	4,500	213

Northfield Bancorp, Inc.	25,912	467

Northrim BanCorp, Inc.	3,928	118

Northwest Bancshares, Inc.	58,012	977

OceanFirst Financial Corp.	15,765	444

OFG Bancorp	27,527	325

Old Line Bancshares, Inc.	4,880	139

Old National Bancorp	80,298	1,393

Old Second Bancorp, Inc.	16,920	190

Opus Bank	9,976	201

Oritani Financial Corp.	23,867	406

Orrstown Financial Services, Inc.	4,316	97

Pacific Continental Corp.	12,912	316

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Banking – 12.6% – continued

Pacific Mercantile Bancorp *	8,971	$68

Pacific Premier Bancorp, Inc. *	16,574	639

Paragon Commercial Corp. *	575	31

Park National Corp.	8,135	856

Park Sterling Corp.	31,807	392

Peapack Gladstone Financial Corp.	9,962	295

Penns Woods Bancorp, Inc.	2,657	115

Peoples Bancorp, Inc.	10,132	321

Peoples Financial Services Corp.	4,068	170

People’s Utah Bancorp	7,575	200

Pinnacle Financial Partners, Inc.	28,459	1,891

Preferred Bank	7,459	400

Premier Financial Bancorp, Inc.	5,440	114

PrivateBancorp, Inc.	47,690	2,831

Prosperity Bancshares, Inc.	40,579	2,829

Provident Bancorp, Inc. *	2,654	56

Provident Financial Holdings, Inc.	3,872	72

Provident Financial Services, Inc.	37,063	958

QCR Holdings, Inc.	7,090	300

Renasant Corp.	26,208	1,040

Republic Bancorp, Inc., Class A	5,652	194

Republic First Bancorp, Inc. *	29,864	248

S&T Bancorp, Inc.	20,876	722

Sandy Spring Bancorp, Inc.	14,383	590

Seacoast Banking Corp. of Florida *	18,237	437

ServisFirst Bancshares, Inc.	28,035	1,020

Shore Bancshares, Inc.	7,261	121

SI Financial Group, Inc.	6,516	92

Sierra Bancorp	7,552	207

Simmons First National Corp., Class A	17,860	985

South State Corp.	15,891	1,420

Southern First Bancshares, Inc. *	3,329	109

Southern Missouri Bancorp, Inc.	3,422	122

Southern National Bancorp of Virginia, Inc.	6,499	110

Southside Bancshares, Inc.	16,132	542

Southwest Bancorp, Inc.	10,738	281

State Bank Financial Corp.	21,498	562

Sterling Bancorp	76,988	1,825

Stock Yards Bancorp, Inc.	13,087	532

Stonegate Bank	7,597	358

Summit Financial Group, Inc.	4,863	105

Sun Bancorp, Inc.	6,292	154

Territorial Bancorp, Inc.	4,236	132

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Banking – 12.6% – continued

Texas Capital Bancshares, Inc. *	30,247	$2,524

Tompkins Financial Corp.	8,885	716

Towne Bank	33,958	1,100

TriCo Bancshares	12,538	446

TriState Capital Holdings, Inc. *	13,627	318

Triumph Bancorp, Inc. *	9,790	253

TrustCo Bank Corp. NY	56,308	442

Trustmark Corp.	40,883	1,300

UMB Financial Corp.	27,294	2,056

Umpqua Holdings Corp.	134,202	2,381

Union Bankshares Corp.	26,532	933

Union Bankshares, Inc.	2,279	98

United Bankshares, Inc.	42,351	1,789

United Community Banks, Inc.	42,513	1,177

United Community Financial Corp.	29,827	249

United Financial Bancorp, Inc.	31,094	529

Univest Corp. of Pennsylvania	15,295	396

Valley National Bancorp	150,382	1,775

Veritex Holdings, Inc. *	6,822	192

Washington Federal, Inc.	55,052	1,822

Washington Trust Bancorp, Inc.	9,129	450

WashingtonFirst Bankshares, Inc.	4,928	138

Waterstone Financial, Inc.	16,129	294

Webster Financial Corp.	55,773	2,791

WesBanco, Inc.	24,545	935

West Bancorporation, Inc.	9,599	220

Westamerica Bancorporation	15,052	840

Western New England Bancorp, Inc.	14,570	153

Wintrust Financial Corp.	31,212	2,157

WSFS Financial Corp.	17,419	800

Xenith Bankshares, Inc. *	4,503	114
		148,631

Biotechnology & Pharmaceuticals – 6.4%

Acceleron Pharma, Inc. *	16,819	445

AcelRx Pharmaceuticals, Inc. *	20,599	65

Aceto Corp.	17,151	271

Achillion Pharmaceuticals, Inc. *	69,388	292

Aclaris Therapeutics, Inc. *	6,920	206

Acorda Therapeutics, Inc. *	26,231	551

Adamas Pharmaceuticals, Inc. *	9,730	170

Aduro Biotech, Inc. *	22,742	244

Advaxis, Inc. *	21,376	175

Adverum Biotechnologies, Inc. *	13,333	36

Aerie Pharmaceuticals, Inc. *	17,557	796

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Biotechnology & Pharmaceuticals – 6.4% – continued

Aevi Genomic Medicine, Inc. *	16,450	$31

Agenus, Inc. *	41,982	158

Agile Therapeutics, Inc. *	8,398	27

Aimmune Therapeutics, Inc. *	16,340	355

Akebia Therapeutics, Inc. *	20,924	192

Albany Molecular Research, Inc. *	15,320	215

Alder Biopharmaceuticals, Inc. *	28,640	596

AMAG Pharmaceuticals, Inc. *	21,506	485

Amicus Therapeutics, Inc. *	86,876	619

Amphastar Pharmaceuticals, Inc. *	20,970	304

Ampio Pharmaceuticals, Inc. *	25,567	20

AnaptysBio, Inc. *	3,080	85

Anavex Life Sciences Corp. *	19,022	109

ANI Pharmaceuticals, Inc. *	4,655	230

Anika Therapeutics, Inc. *	8,875	386

Anthera Pharmaceuticals, Inc. *	22,078	9

Applied Genetic Technologies Corp. *	7,432	51

Aptevo Therapeutics, Inc. *	9,437	19

Aratana Therapeutics, Inc. *	19,412	103

Ardelyx, Inc. *	19,779	250

Arena Pharmaceuticals, Inc. *	146,389	214

Argos Therapeutics, Inc. *	9,542	4

Array BioPharma, Inc. *	101,999	912

Arrowhead Pharmaceuticals, Inc. *	46,638	86

Asterias Biotherapeutics, Inc. *	13,293	45

Atara Biotherapeutics, Inc. *	14,751	303

Athersys, Inc. *	44,301	76

Audentes Therapeutics, Inc. *	3,338	57

Avexis, Inc. *	3,550	270

Axovant Sciences Ltd. *	14,240	213

Axsome Therapeutics, Inc. *	6,476	25

Bellicum Pharmaceuticals, Inc. *	12,233	151

BioCryst Pharmaceuticals, Inc. *	46,018	387

Bio-Path Holdings, Inc. *	48,254	40

BioSpecifics Technologies Corp. *	3,189	175

BioTime, Inc. *	46,963	162

Bluebird Bio, Inc. *	24,785	2,253

Blueprint Medicines Corp. *	14,814	592

Cambrex Corp. *	19,421	1,069

Cara Therapeutics, Inc. *	12,563	231

Celldex Therapeutics, Inc. *	56,168	203

Cellular Biomedicine Group, Inc. *	7,090	84

Cempra, Inc. *	25,945	97

ChemoCentryx, Inc. *	13,840	101

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Biotechnology & Pharmaceuticals – 6.4% – continued

Chimerix, Inc. *	25,396	$162

ChromaDex Corp. *	16,699	45

Cidara Therapeutics, Inc. *	7,871	61

Clearside Biomedical, Inc. *	4,792	38

Clovis Oncology, Inc. *	22,358	1,424

Coherus Biosciences, Inc. *	20,717	438

Collegium Pharmaceutical, Inc. *	9,784	98

Concert Pharmaceuticals, Inc. *	10,559	180

Corcept Therapeutics, Inc. *	46,245	507

Corvus Pharmaceuticals, Inc. *	1,964	41

Curis, Inc. *	66,618	185

Cytokinetics, Inc. *	19,937	256

CytomX Therapeutics, Inc. *	11,904	206

CytRx Corp. *	66,190	29

Depomed, Inc. *	37,252	468

Dermira, Inc. *	17,621	601

Dimension Therapeutics, Inc. *	7,145	13

Durect Corp. *	77,601	81

Dynavax Technologies Corp. *	22,623	135

Eagle Pharmaceuticals, Inc. *	5,448	452

Edge Therapeutics, Inc. *	9,475	86

Editas Medicine, Inc. *	3,859	86

Egalet Corp. *	12,911	66

Eiger BioPharmaceuticals, Inc. *	2,028	23

Emergent BioSolutions, Inc. *	19,888	578

Enanta Pharmaceuticals, Inc. *	9,215	284

Endocyte, Inc. *	20,192	52

Epizyme, Inc. *	24,793	425

Esperion Therapeutics, Inc. *	9,082	321

Exelixis, Inc. *	138,451	3,000

FibroGen, Inc. *	31,991	789

Five Prime Therapeutics, Inc. *	16,542	598

Flex Pharma, Inc. *	6,203	27

Flexion Therapeutics, Inc. *	15,870	427

Fortress Biotech, Inc. *	19,998	74

Galena Biopharma, Inc. *	5,333	3

Geron Corp. *	98,380	223

Global Blood Therapeutics, Inc. *	12,204	450

GlycoMimetics, Inc. *	5,987	33

Halozyme Therapeutics, Inc. *	66,476	862

Heron Therapeutics, Inc. *	26,008	390

Heska Corp. *	3,761	395

Horizon Pharma PLC *	98,254	1,452

Idera Pharmaceuticals, Inc. *	62,171	154

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Biotechnology & Pharmaceuticals – 6.4% – continued

Ignyta, Inc. *	17,209	$148

Immune Design Corp. *	8,341	57

ImmunoGen, Inc. *	49,369	191

Immunomedics, Inc. *	57,928	375

Impax Laboratories, Inc. *	45,436	575

Infinity Pharmaceuticals, Inc. *	27,647	89

Innoviva, Inc. *	49,422	684

Inotek Pharmaceuticals Corp. *	10,197	20

Inovio Pharmaceuticals, Inc. *	41,858	277

Insmed, Inc. *	37,963	665

Insys Therapeutics, Inc. *	13,375	141

Intellia Therapeutics, Inc. *	4,081	57

Intersect ENT, Inc. *	16,302	280

Intra-Cellular Therapies, Inc. *	21,457	349

Ironwood Pharmaceuticals, Inc. *	78,948	1,347

Jounce Therapeutics, Inc. *	3,920	86

Kadmon Holdings, Inc. *	4,717	17

Karyopharm Therapeutics, Inc. *	16,705	214

Keryx Biopharmaceuticals, Inc. *	50,016	308

Kite Pharma, Inc. *	26,500	2,080

La Jolla Pharmaceutical Co. *	8,262	247

Lannett Co., Inc. *	17,055	381

Lexicon Pharmaceuticals, Inc. *	26,178	375

Lifevantage Corp. *	8,009	43

Ligand Pharmaceuticals, Inc. *	11,629	1,231

Lion Biotechnologies, Inc. *	33,800	252

Lipocine, Inc. *	9,652	38

Loxo Oncology, Inc. *	9,930	418

MacroGenics, Inc. *	18,874	351

MannKind Corp. *	37,734	56

Medicines (The) Co. *	41,005	2,005

MediciNova, Inc. *	17,289	104

Merrimack Pharmaceuticals, Inc. *	71,339	220

Minerva Neurosciences, Inc. *	11,349	92

Mirati Therapeutics, Inc. *	10,948	57

Momenta Pharmaceuticals, Inc. *	40,006	534

MyoKardia, Inc. *	7,692	101

Myovant Sciences Ltd. *	6,314	74

NantKwest, Inc. *	9,750	35

Natural Health Trends Corp.	4,315	125

Nature’s Sunshine Products, Inc.	4,056	41

Nektar Therapeutics *	86,686	2,035

Neos Therapeutics, Inc. *	11,116	80

NewLink Genetics Corp. *	13,409	323

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Biotechnology & Pharmaceuticals – 6.4% – continued

Novavax, Inc. *	157,062	$201

Nutraceutical International Corp.	4,729	147

Ocular Therapeutix, Inc. *	13,278	123

Omega Protein Corp.	13,921	279

Omeros Corp. *	24,053	364

OncoMed Pharmaceuticals, Inc. *	12,857	118

Ophthotech Corp. *	18,169	66

Organovo Holdings, Inc. *	59,600	190

Otonomy, Inc. *	14,000	171

Pacira Pharmaceuticals, Inc. *	22,200	1,012

Paratek Pharmaceuticals, Inc. *	10,982	211

PDL BioPharma, Inc.	106,179	241

Pfenex, Inc. *	10,268	60

PharmAthene, Inc.	36,304	29

Phibro Animal Health Corp., Class A	11,717	329

Portola Pharmaceuticals, Inc. *	30,001	1,176

Prestige Brands Holdings, Inc. *	32,437	1,802

Progenics Pharmaceuticals, Inc. *	42,467	401

Protagonist Therapeutics, Inc. *	4,411	57

Proteostasis Therapeutics, Inc. *	4,306	34

Prothena Corp. PLC *	21,186	1,182

PTC Therapeutics, Inc. *	19,325	190

Puma Biotechnology, Inc. *	17,051	634

Ra Pharmaceuticals, Inc. *	4,874	104

Radius Health, Inc. *	19,261	744

Reata Pharmaceuticals, Inc., Class A *	4,153	94

REGENXBIO, Inc. *	11,816	228

Regulus Therapeutics, Inc. *	22,617	37

Retrophin, Inc. *	22,622	418

Revance Therapeutics, Inc. *	12,152	253

Rigel Pharmaceuticals, Inc. *	75,600	250

Sage Therapeutics, Inc. *	18,364	1,305

Sangamo Therapeutics, Inc. *	40,750	212

Sarepta Therapeutics, Inc. *	30,564	905

SciClone Pharmaceuticals, Inc. *	31,957	313

Selecta Biosciences, Inc. *	2,554	37

Senseonics Holdings, Inc. *	16,273	29

Seres Therapeutics, Inc. *	10,374	117

Sorrento Therapeutics, Inc. *	15,499	61

Spark Therapeutics, Inc. *	11,681	623

Spectrum Pharmaceuticals, Inc. *	48,663	316

Stemline Therapeutics, Inc. *	12,835	110

Sucampo Pharmaceuticals, Inc., Class A *	13,940	153

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Biotechnology & Pharmaceuticals – 6.4% – continued

Supernus Pharmaceuticals, Inc. *	28,583	$895

Syndax Pharmaceuticals, Inc. *	2,769	38

Synergy Pharmaceuticals, Inc. *	123,346	575

Synthetic Biologics, Inc. *	75,162	47

Synutra International, Inc. *	11,399	68

Syros Pharmaceuticals, Inc. *	2,705	43

Teligent, Inc. *	24,303	190

TESARO, Inc. *	17,422	2,681

Tetraphase Pharmaceuticals, Inc. *	22,776	209

TG Therapeutics, Inc. *	26,020	303

TherapeuticsMD, Inc. *	91,488	659

Theravance Biopharma, Inc. *	24,464	901

Titan Pharmaceuticals, Inc. *	10,924	36

Tokai Pharmaceuticals, Inc. *	5,289	4

Trevena, Inc. *	26,074	96

Ultragenyx Pharmaceutical, Inc. *	23,474	1,591

USANA Health Sciences, Inc. *	6,503	375

Vanda Pharmaceuticals, Inc. *	22,870	320

Versartis, Inc. *	18,693	399

Vital Therapies, Inc. *	14,911	60

Voyager Therapeutics, Inc. *	6,838	91

vTv Therapeutics, Inc., Class A *	4,422	29

WaVe Life Sciences Ltd. *	4,301	118

XBiotech, Inc. *	10,183	168

Xencor, Inc. *	22,083	528

Zafgen, Inc. *	13,318	62

ZIOPHARM Oncology, Inc. *	74,931	475

Zogenix, Inc. *	14,699	159
		75,087

Chemicals – 2.9%

A. Schulman, Inc.	17,544	552

AgroFresh Solutions, Inc. *	12,798	56

American Vanguard Corp.	17,968	298

Balchem Corp.	19,147	1,578

Calgon Carbon Corp.	31,047	453

Chemours (The) Co.	111,567	4,295

Chemtura Corp. *	38,642	1,291

Codexis, Inc. *	19,536	94

CSW Industrials, Inc. *	9,033	332

Ferro Corp. *	50,720	770

FutureFuel Corp.	14,852	211

GCP Applied Technologies, Inc. *	43,151	1,409

H.B. Fuller Co.	30,472	1,571

Hawkins, Inc.	6,054	297

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Chemicals – 2.9% – continued

Ingevity Corp. *	25,907	$1,576

Innophos Holdings, Inc.	11,761	635

Innospec, Inc.	14,382	931

KMG Chemicals, Inc.	5,304	244

Koppers Holdings, Inc. *	12,396	525

Kraton Corp. *	18,030	558

Kronos Worldwide, Inc.	12,689	209

Landec Corp. *	15,848	190

LSB Industries, Inc. *	12,436	117

Lydall, Inc. *	10,148	544

Materion Corp.	12,392	416

Minerals Technologies, Inc.	21,099	1,616

Oil-Dri Corp. of America	2,982	111

Olin Corp.	100,776	3,313

OMNOVA Solutions, Inc. *	27,403	271

PolyOne Corp.	51,032	1,740

Quaker Chemical Corp.	7,840	1,032

Rayonier Advanced Materials, Inc.	26,641	358

Sensient Technologies Corp.	26,971	2,138

Stepan Co.	11,955	942

Trecora Resources *	11,446	127

Trinseo S.A.	16,487	1,106

Tronox Ltd., Class A	39,502	729

Univar, Inc. *	26,069	799

Valhi, Inc.	15,993	52

WD-40 Co.	8,574	934
		34,420

Commercial Services – 2.6%

ABM Industries, Inc.	33,913	1,479

AdvancePierre Foods Holdings, Inc.	13,342	416

Advisory Board (The) Co. *	24,932	1,167

Alarm.com Holdings, Inc. *	5,977	184

AMN Healthcare Services, Inc. *	28,779	1,168

ARC Document Solutions, Inc. *	23,833	82

Ascent Capital Group, Inc., Class A *	5,937	84

Barrett Business Services, Inc.	4,497	246

Brady Corp., Class A	27,886	1,078

Brink’s (The) Co.	27,434	1,466

Care.com, Inc. *	8,524	107

CBIZ, Inc. *	30,509	413

CEB, Inc.	19,546	1,536

Cimpress N.V. *	15,279	1,317

Collectors Universe, Inc.	4,333	113

CorVel Corp. *	6,307	274

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Commercial Services – 2.6% – continued

CRA International, Inc.	4,746	$168

Cross Country Healthcare, Inc. *	20,041	288

Deluxe Corp.	29,756	2,147

Ennis, Inc.	15,383	262

Franklin Covey Co. *	5,975	121

FTI Consulting, Inc. *	25,278	1,041

GP Strategies Corp. *	7,649	194

Hackett Group (The), Inc.	14,146	276

Healthcare Services Group, Inc.	42,812	1,845

Heidrick & Struggles International, Inc.	11,579	305

Hill International, Inc. *	18,131	75

HMS Holdings Corp. *	51,266	1,042

Huron Consulting Group, Inc. *	13,257	558

Information Services Group, Inc. *	18,151	57

Insperity, Inc.	9,545	846

Kelly Services, Inc., Class A	18,266	399

Kforce, Inc.	15,121	359

Korn/Ferry International	34,833	1,097

National Research Corp., Class A	4,961	98

Navigant Consulting, Inc. *	28,996	663

On Assignment, Inc. *	30,949	1,502

Patriot National, Inc. *	6,768	19

Quad/Graphics, Inc.	17,893	452

Resources Connection, Inc.	18,197	305

RPX Corp. *	30,781	369

Sotheby’s *	29,941	1,362

SP Plus Corp. *	10,757	363

TriNet Group, Inc. *	25,582	739

TrueBlue, Inc. *	25,657	702

UniFirst Corp.	9,201	1,301

Vectrus, Inc. *	6,060	135

Viad Corp.	12,285	555
		30,775

Construction Materials – 1.0%

Advanced Drainage Systems, Inc.	21,255	465

Apogee Enterprises, Inc.	17,231	1,027

Boise Cascade Co. *	23,785	635

Continental Building Products, Inc. *	21,702	532

Deltic Timber Corp.	6,578	514

Forterra, Inc. *	11,076	216

Headwaters, Inc. *	44,120	1,036

Louisiana-Pacific Corp. *	87,765	2,178

Patrick Industries, Inc. *	9,686	687

Ply Gem Holdings, Inc. *	13,104	258

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Construction Materials – 1.0% – continued

Summit Materials, Inc., Class A *	65,055	$1,607

Trex Co., Inc. *	17,922	1,244

United States Lime & Minerals, Inc.	1,056	83

Universal Forest Products, Inc.	12,075	1,190

US Concrete, Inc. *	8,730	564
		12,236

Consumer Products – 2.2%

Alico, Inc.	2,118	56

Alliance One International, Inc. *	4,849	62

Amplify Snack Brands, Inc. *	17,017	143

Avon Products, Inc. *	268,319	1,181

B&G Foods, Inc.	40,002	1,610

Boston Beer (The) Co., Inc., Class A *	5,372	777

Cal-Maine Foods, Inc.	18,837	693

Central Garden & Pet Co. *	6,497	241

Central Garden & Pet Co., Class A *	20,371	707

Clearwater Paper Corp. *	10,402	582

Coca-Cola Bottling Co. Consolidated	2,866	590

Craft Brew Alliance, Inc. *	7,384	99

Darling Ingredients, Inc. *	99,914	1,451

Dean Foods Co.	55,747	1,096

elf Beauty, Inc. *	5,762	166

Farmer Brothers Co. *	4,864	172

Fresh Del Monte Produce, Inc.	19,654	1,164

Helen of Troy Ltd. *	17,065	1,608

HRG Group, Inc. *	71,889	1,389

Inter Parfums, Inc.	10,845	396

Inventure Foods, Inc. *	10,611	47

J&J Snack Foods Corp.	9,091	1,232

John B. Sanfilippo & Son, Inc.	5,274	386

Lancaster Colony Corp.	11,439	1,474

Lifeway Foods, Inc. *	2,538	27

Limoneira Co.	7,818	163

MGP Ingredients, Inc.	7,815	424

National Beverage Corp.	7,218	610

Orchids Paper Products Co.	5,488	132

Primo Water Corp. *	13,745	187

Revlon, Inc., Class A *	6,919	193

Sanderson Farms, Inc.	12,153	1,262

Seaboard Corp.	162	675

Seneca Foods Corp., Class A *	3,788	137

Snyder’s-Lance, Inc.	48,825	1,968

Tejon Ranch Co. *	9,084	199

TerraVia Holdings, Inc. *	43,637	32

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Consumer Products – 2.2% – continued

Tootsie Roll Industries, Inc.	11,066	$413

Turning Point Brands, Inc. *	3,477	54

Universal Corp.	15,023	1,063

Vector Group Ltd.	56,390	1,173
		26,034

Consumer Services – 1.1%

Aaron’s, Inc.	40,006	1,190

American Public Education, Inc. *	9,129	209

Bridgepoint Education, Inc. *	10,654	114

Bright Horizons Family Solutions, Inc. *	26,576	1,926

Cambium Learning Group, Inc. *	6,958	34

Capella Education Co.	6,913	588

Career Education Corp. *	41,734	363

Carriage Services, Inc.	8,308	225

DeVry Education Group, Inc.	37,909	1,344

Grand Canyon Education, Inc. *	27,252	1,951

K12, Inc. *	21,045	403

Laureate Education, Inc., Class A *	21,558	308

Matthews International Corp., Class A	19,499	1,319

Medifast, Inc.	6,135	272

Nutrisystem, Inc.	17,717	983

Regis Corp. *	23,555	276

Rent-A-Center, Inc.	30,446	270

Strayer Education, Inc.	6,418	517

Weight Watchers International, Inc. *	17,571	274
		12,566

Containers & Packaging – 0.3%

Greif, Inc., Class A	15,573	858

Greif, Inc., Class B	3,336	218

KapStone Paper and Packaging Corp.	52,556	1,214

Multi Packaging Solutions International Ltd. *	12,411	223

Multi-Color Corp.	8,314	590

Myers Industries, Inc.	14,081	223

Tredegar Corp.	16,241	285

UFP Technologies, Inc. *	3,750	97
		3,708

Design, Manufacturing & Distribution – 0.8%

Benchmark Electronics, Inc. *	30,144	959

CTS Corp.	19,209	409

Fabrinet *	21,250	893

Plexus Corp. *	20,186	1,167

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Design, Manufacturing & Distribution – 0.8% – continued

Sanmina Corp. *	44,680	$1,814

SYNNEX Corp.	17,789	1,991

Tech Data Corp. *	21,297	2,000
		9,233

Distributors – Consumer Staples – 0.3%

Andersons (The), Inc.	16,408	622

Calavo Growers, Inc.	9,424	571

Chefs’ Warehouse (The), Inc. *	11,611	161

Core-Mark Holding Co., Inc.	27,785	867

Performance Food Group Co. *	22,689	540

United Natural Foods, Inc. *	30,129	1,303
		4,064

Distributors – Discretionary – 0.3%

Bassett Furniture Industries, Inc.	5,952	160

ePlus, Inc. *	3,846	519

Essendant, Inc.	23,319	353

FTD Cos., Inc. *	10,219	206

G-III Apparel Group Ltd. *	26,190	573

Insight Enterprises, Inc. *	22,349	918

PC Connection, Inc.	6,864	205

ScanSource, Inc. *	15,327	602

Systemax, Inc.	6,261	70

Veritiv Corp. *	4,869	252
		3,858

Electrical Equipment – 1.4%

AAON, Inc.	24,549	868

Allied Motion Technologies, Inc.	3,405	68

Argan, Inc.	8,157	540

Babcock & Wilcox Enterprises, Inc. *	28,894	270

Badger Meter, Inc.	17,157	630

Bel Fuse, Inc., Class B	5,500	140

Belden, Inc.	25,522	1,766

Chase Corp.	4,431	423

CompX International, Inc.	850	13

Energous Corp. *	8,638	135

ESCO Technologies, Inc.	15,513	901

FARO Technologies, Inc. *	10,482	375

Generac Holdings, Inc. *	37,512	1,398

General Cable Corp.	29,792	535

Itron, Inc. *	20,362	1,236

Kimball Electronics, Inc. *	17,822	302

Landauer, Inc.	5,665	276

Littelfuse, Inc.	13,468	2,154

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Electrical Equipment – 1.4% – continued

LSI Industries, Inc.	13,999	$141

Mesa Laboratories, Inc.	1,790	220

NL Industries, Inc. *	3,800	24

Novanta, Inc. *	19,583	520

OSI Systems, Inc. *	10,670	779

Powell Industries, Inc.	5,081	175

Preformed Line Products Co.	1,449	76

SPX Corp. *	25,382	615

Stoneridge, Inc. *	16,737	304

Watts Water Technologies, Inc., Class A	16,970	1,058
		15,942

Engineering & Construction Services – 1.2%

Comfort Systems USA, Inc.	22,621	829

Dycom Industries, Inc. *	18,597	1,728

EMCOR Group, Inc.	36,870	2,321

EnerNOC, Inc. *	15,266	92

Exponent, Inc.	15,555	926

Granite Construction, Inc.	24,082	1,209

Great Lakes Dredge & Dock Corp. *	39,445	158

IES Holdings, Inc. *	4,583	83

Installed Building Products, Inc. *	12,219	644

Kratos Defense & Security Solutions, Inc. *	40,856	318

Layne Christensen Co. *	10,606	94

MasTec, Inc. *	40,320	1,615

Mistras Group, Inc. *	10,179	218

MYR Group, Inc. *	9,363	384

NV5 Global, Inc. *	4,289	161

Orion Group Holdings, Inc. *	17,914	134

Primoris Services Corp.	24,725	574

Team, Inc. *	17,802	481

TopBuild Corp. *	23,421	1,101

TRC Cos., Inc. *	11,158	195

Tutor Perini Corp. *	23,011	732

VSE Corp.	5,610	229

Willbros Group, Inc. *	25,261	69
		14,295

Forest & Paper Products – 0.2%

Neenah Paper, Inc.	10,088	753

P.H. Glatfelter Co.	26,582	578

Schweitzer-Mauduit International, Inc.	18,462	765
		2,096

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Gaming, Lodging & Restaurants – 2.7%

Belmond Ltd., Class A *	51,259	$620

Biglari Holdings, Inc. *	655	283

BJ’s Restaurants, Inc. *	12,874	520

Bloomin’ Brands, Inc.	63,396	1,251

Bob Evans Farms, Inc.	12,082	784

Bojangles’, Inc. *	5,702	117

Boyd Gaming Corp. *	50,162	1,104

Buffalo Wild Wings, Inc. *	10,643	1,626

Caesars Acquisition Co., Class A *	29,671	457

Caesars Entertainment Corp. *	35,488	339

Carrols Restaurant Group, Inc. *	20,398	289

Century Casinos, Inc. *	12,408	94

Cheesecake Factory (The), Inc.	27,583	1,748

Churchill Downs, Inc.	8,191	1,301

Chuy’s Holdings, Inc. *	10,347	308

Cracker Barrel Old Country Store, Inc.	11,661	1,857

Dave & Buster’s Entertainment, Inc. *	23,052	1,408

Del Frisco’s Restaurant Group, Inc. *	15,052	272

Del Taco Restaurants, Inc. *	13,440	178

Denny’s Corp. *	42,501	526

DineEquity, Inc.	10,675	581

El Pollo Loco Holdings, Inc. *	11,798	141

Eldorado Resorts, Inc. *	17,736	336

Empire Resorts, Inc. *	1,664	40

Fiesta Restaurant Group, Inc. *	16,580	401

Fogo De Chao, Inc. *	2,760	45

Golden Entertainment, Inc.	5,938	79

Habit Restaurants (The), Inc., Class A *	7,847	139

ILG, Inc.	68,468	1,435

Isle of Capri Casinos, Inc. *	15,407	406

J. Alexander’s Holdings, Inc. *	7,567	76

Jack in the Box, Inc.	19,848	2,019

Jamba, Inc. *	7,497	68

Kona Grill, Inc. *	4,586	29

La Quinta Holdings, Inc. *	51,675	699

Lindblad Expeditions Holdings, Inc. *	8,557	77

Luby’s, Inc. *	11,254	35

Marriott Vacations Worldwide Corp.	13,629	1,362

Monarch Casino & Resort, Inc. *	6,210	183

Nathan’s Famous, Inc. *	1,776	111

Noodles & Co. *	6,779	39

Papa John’s International, Inc.	16,518	1,322

Penn National Gaming, Inc. *	50,571	932

Pinnacle Entertainment, Inc. *	33,124	647

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Gaming, Lodging & Restaurants – 2.7% – continued

Potbelly Corp. *	13,830	$192

Red Lion Hotels Corp. *	8,269	58

Red Robin Gourmet Burgers, Inc. *	7,877	460

Red Rock Resorts, Inc., Class A	17,735	393

Ruby Tuesday, Inc. *	36,152	102

Ruth’s Hospitality Group, Inc.	18,493	371

Scientific Games Corp., Class A *	31,597	747

Shake Shack, Inc., Class A *	9,889	330

Sonic Corp.	27,021	685

Texas Roadhouse, Inc.	40,306	1,795

Wingstop, Inc.	9,150	259

Zoe’s Kitchen, Inc. *	11,323	209
		31,885

Hardware – 2.9%

3D Systems Corp. *	65,354	978

A10 Networks, Inc. *	28,199	258

Acacia Communications, Inc. *	3,050	179

ADTRAN, Inc.	30,045	623

Aerohive Networks, Inc. *	12,772	54

AVX Corp.	29,142	477

CalAmp Corp. *	22,392	376

Ciena Corp. *	83,605	1,974

Clearfield, Inc. *	6,658	110

Comtech Telecommunications Corp.	13,123	193

Control4 Corp. *	12,910	204

Cray, Inc. *	24,723	541

Daktronics, Inc.	21,789	206

Diebold Nixdorf, Inc.	41,620	1,278

Digimarc Corp. *	5,778	156

Eastman Kodak Co. *	10,088	116

Electronics For Imaging, Inc. *	28,539	1,394

EMCORE Corp.	15,167	136

ExOne (The) Co. *	6,210	63

Extreme Networks, Inc. *	64,724	486

Finisar Corp. *	65,458	1,790

Gigamon, Inc. *	19,785	703

GoPro, Inc., Class A *	62,463	543

Harmonic, Inc. *	48,898	291

Immersion Corp. *	17,241	149

Infinera Corp. *	85,687	877

InterDigital, Inc.	21,094	1,820

Ixia *	39,050	767

Knowles Corp. *	53,809	1,020

Kopin Corp. *	36,463	149

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Hardware – 2.9% – continued

KVH Industries, Inc. *	8,541	$72

Lumentum Holdings, Inc. *	30,774	1,642

Mercury Systems, Inc. *	28,396	1,109

NETGEAR, Inc. *	19,736	978

NetScout Systems, Inc. *	54,581	2,071

Nimble Storage, Inc. *	38,553	482

Numerex Corp., Class A *	7,962	38

Plantronics, Inc.	20,232	1,095

Pure Storage, Inc., Class A *	42,173	415

Quantenna Communications, Inc. *	4,029	84

Radisys Corp. *	20,735	83

ShoreTel, Inc. *	40,330	248

Silicom Ltd.	3,259	162

Sonus Networks, Inc. *	27,628	182

Stratasys Ltd. *	29,898	613

Super Micro Computer, Inc. *	23,534	597

Telenav, Inc. *	21,297	184

TTM Technologies, Inc. *	44,136	712

Ubiquiti Networks, Inc. *	15,780	793

Universal Electronics, Inc. *	8,658	593

ViaSat, Inc. *	31,507	2,011

Viavi Solutions, Inc. *	142,911	1,532

Vicor Corp. *	9,882	159

Vishay Precision Group, Inc. *	7,031	111

Vocera Communications, Inc. *	15,577	387

ZAGG, Inc. *	16,169	116
		34,380

Health Care Facilities & Services – 2.1%

AAC Holdings, Inc. *	5,773	49

Addus HomeCare Corp. *	4,445	142

Adeptus Health, Inc., Class A *	8,036	14

Air Methods Corp. *	20,517	882

Almost Family, Inc. *	6,923	336

Amedisys, Inc. *	16,999	869

American Renal Associates Holdings, Inc. *	5,071	86

BioScrip, Inc. *	65,366	111

Capital Senior Living Corp. *	16,465	232

Chemed Corp.	9,761	1,783

Civitas Solutions, Inc. *	8,792	161

Community Health Systems, Inc. *	67,574	599

Diplomat Pharmacy, Inc. *	28,413	453

Ensign Group (The), Inc.	29,337	552

Enzo Biochem, Inc. *	22,975	192

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Health Care Facilities & Services – 2.1% – continued

Fulgent Genetics, Inc. *	2,463	$27

Genesis Healthcare, Inc. *	22,138	58

HealthEquity, Inc. *	26,259	1,115

HealthSouth Corp.	53,828	2,304

INC Research Holdings, Inc., Class A *	25,191	1,155

Independence Holding Co.	4,138	77

Invitae Corp. *	17,320	192

Kindred Healthcare, Inc.	52,187	436

LHC Group, Inc. *	9,296	501

Magellan Health, Inc. *	14,205	981

Medpace Holdings, Inc. *	4,734	141

Molina Healthcare, Inc. *	26,326	1,201

Natera, Inc. *	15,183	135

National HealthCare Corp.	6,889	491

NeoGenomics, Inc. *	33,898	267

Nobilis Health Corp. *	32,316	55

Novan, Inc. *	2,835	18

OvaScience, Inc. *	18,287	34

Owens & Minor, Inc.	37,801	1,308

PAREXEL International Corp. *	31,957	2,017

PharMerica Corp. *	18,361	430

PRA Health Sciences, Inc. *	14,695	959

Providence Service (The) Corp. *	7,162	318

Quorum Health Corp. *	17,255	94

RadNet, Inc. *	22,655	134

Select Medical Holdings Corp. *	64,999	868

Surgery Partners, Inc. *	10,834	211

Teladoc, Inc. *	15,049	376

Tivity Health, Inc. *	19,376	564

Triple-S Management Corp., Class B *	14,895	262

U.S. Physical Therapy, Inc.	7,373	481

UnitedHealth Group, Inc.	4,631	760

Universal American Corp. *	24,511	244
		24,675

Home & Office Products – 1.8%

ACCO Brands Corp. *	64,803	852

American Woodmark Corp. *	8,394	771

Armstrong Flooring, Inc. *	14,863	274

AV Homes, Inc. *	6,871	113

Beazer Homes USA, Inc. *	20,256	246

Caesarstone Ltd. *	14,575	528

Cavco Industries, Inc. *	5,172	602

Century Communities, Inc. *	8,873	225

CSS Industries, Inc.	5,101	132

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Home & Office Products – 1.8% – continued

Flexsteel Industries, Inc.	3,770	$190

Green Brick Partners, Inc. *	13,599	135

Griffon Corp.	18,562	458

Herman Miller, Inc.	36,498	1,152

HNI Corp.	27,621	1,273

Hooker Furniture Corp.	6,680	207

Hovnanian Enterprises, Inc., Class A *	70,883	161

Interface, Inc.	39,483	752

iRobot Corp. *	16,345	1,081

JELD-WEN Holding, Inc. *	15,398	506

KB Home	50,637	1,007

Kimball International, Inc., Class B	22,900	378

Knoll, Inc.	29,283	697

La-Z-Boy, Inc.	29,937	808

LGI Homes, Inc. *	9,705	329

Libbey, Inc.	12,770	186

Lifetime Brands, Inc.	7,323	147

M/I Homes, Inc. *	14,686	360

Masonite International Corp. *	18,448	1,462

MDC Holdings, Inc.	25,225	758

Meritage Homes Corp. *	23,336	859

NACCO Industries, Inc., Class A	2,278	159

New Home (The) Co., Inc. *	7,957	83

PGT Innovations, Inc. *	30,251	325

PICO Holdings, Inc. *	14,142	198

Quanex Building Products Corp.	21,140	428

St. Joe (The) Co. *	31,034	529

Steelcase, Inc., Class A	52,513	880

Taylor Morrison Home Corp., Class A *	24,469	522

TRI Pointe Group, Inc. *	90,705	1,138

UCP, Inc., Class A *	4,673	47

William Lyon Homes, Class A *	15,047	310
		21,268

Industrial Services – 0.6%

Anixter International, Inc. *	17,671	1,401

Applied Industrial Technologies, Inc.	22,098	1,367

CAI International, Inc. *	9,399	148

DXP Enterprises, Inc. *	9,681	367

H&E Equipment Services, Inc.	19,346	474

Kaman Corp.	16,241	782

McGrath RentCorp	14,491	486

Neff Corp., Class A *	5,404	105

SiteOne Landscape Supply, Inc. *	7,314	354

Textainer Group Holdings Ltd.	14,501	222

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Industrial Services – 0.6% – continued

Titan Machinery, Inc. *	10,238	$157

Triton International Ltd.	24,461	631

Wesco Aircraft Holdings, Inc. *	34,228	390
		6,884

Institutional Financial Services – 0.8%

BGC Partners, Inc., Class A	132,019	1,500

Cowen Group, Inc., Class A *	14,864	222

Evercore Partners, Inc., Class A	23,658	1,843

FBR & Co.	3,638	66

GAIN Capital Holdings, Inc.	21,619	180

Greenhill & Co., Inc.	16,948	496

Houlihan Lokey, Inc.	12,797	441

INTL. FCStone, Inc. *	9,295	353

Investment Technology Group, Inc.	20,237	410

KCG Holdings, Inc., Class A *	24,881	443

Moelis & Co., Class A	14,340	552

Piper Jaffray Cos.	8,810	562

PJT Partners, Inc., Class A	10,937	384

Stifel Financial Corp. *	38,988	1,957

Virtu Financial, Inc., Class A	14,687	250
		9,659

Insurance – 2.5%

Ambac Financial Group, Inc. *	27,505	519

American Equity Investment Life Holding Co.	52,123	1,232

AMERISAFE, Inc.	11,512	747

Argo Group International Holdings Ltd.	17,448	1,183

Atlas Financial Holdings, Inc. *	6,110	83

Baldwin & Lyons, Inc., Class B	5,093	125

Blue Capital Reinsurance Holdings Ltd.	3,373	65

Citizens, Inc. *	29,980	223

CNO Financial Group, Inc.	108,963	2,234

Crawford & Co., Class B	6,958	70

Donegal Group, Inc., Class A	4,521	80

eHealth, Inc. *	11,039	133

EMC Insurance Group, Inc.	4,750	133

Employers Holdings, Inc.	19,468	739

Enstar Group Ltd. *	6,909	1,322

FBL Financial Group, Inc., Class A	6,108	400

Federated National Holding Co.	7,369	128

Fidelity & Guaranty Life	6,955	193

Genworth Financial, Inc., Class A *	306,544	1,263

Global Indemnity Ltd. *	4,987	192

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Insurance – 2.5% – continued

Greenlight Capital Re Ltd., Class A *	18,269	$404

Hallmark Financial Services, Inc. *	8,430	93

HCI Group, Inc.	5,483	250

Heritage Insurance Holdings, Inc.	17,145	219

Horace Mann Educators Corp.	24,591	1,009

Infinity Property & Casualty Corp.	6,586	629

James River Group Holdings Ltd.	8,860	380

Kemper Corp.	24,161	964

Kinsale Capital Group, Inc.	3,882	124

Maiden Holdings Ltd.	41,965	587

MBIA, Inc. *	80,138	679

National General Holdings Corp.	29,371	698

National Western Life Group, Inc., Class A	1,391	423

Navigators Group (The), Inc.	13,662	742

NMI Holdings, Inc., Class A *	30,616	349

OneBeacon Insurance Group Ltd., Class A	12,076	193

Primerica, Inc.	28,567	2,348

Radian Group, Inc.	130,956	2,352

RLI Corp.	23,124	1,388

Safety Insurance Group, Inc.	8,668	608

Selective Insurance Group, Inc.	34,478	1,626

State Auto Financial Corp.	9,191	252

State National Cos., Inc.	19,224	277

Third Point Reinsurance Ltd. *	40,926	495

Tiptree, Inc.	13,867	101

Trupanion, Inc. *	8,720	124

United Fire Group, Inc.	13,175	563

United Insurance Holdings Corp.	10,178	162

Universal Insurance Holdings, Inc.	20,123	493

WMIH Corp. *	118,424	172
		29,768

Iron & Steel – 0.8%

AK Steel Holding Corp. *	189,734	1,364

Allegheny Technologies, Inc.	66,113	1,187

Carpenter Technology Corp.	28,160	1,050

Cliffs Natural Resources, Inc. *	171,490	1,408

Commercial Metals Co.	69,922	1,338

Haynes International, Inc.	7,337	280

Olympic Steel, Inc.	5,248	97

Ryerson Holding Corp. *	7,445	94

Schnitzer Steel Industries, Inc., Class A	16,171	334

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Iron & Steel – 0.8% – continued

SunCoke Energy, Inc. *	40,529	$363

TimkenSteel Corp. *	24,189	458

Worthington Industries, Inc.	27,373	1,234
		9,207

Leisure Products – 0.4%

Acushnet Holdings Corp. *	13,369	231

Callaway Golf Co.	57,553	637

Camping World Holdings, Inc., Class A	7,138	230

Escalade, Inc.	5,463	71

Fox Factory Holding Corp. *	13,224	380

JAKKS Pacific, Inc. *	7,841	43

Johnson Outdoors, Inc., Class A	2,748	100

LCI Industries	14,461	1,443

Malibu Boats, Inc., Class A *	10,757	242

Marine Products Corp.	6,471	70

MCBC Holdings, Inc.	4,342	70

Nautilus, Inc. *	18,111	331

Winnebago Industries, Inc.	16,517	483
		4,331

Machinery – 2.2%

Actuant Corp., Class A	35,836	944

Alamo Group, Inc.	5,856	446

Altra Industrial Motion Corp.	15,440	601

Astec Industries, Inc.	11,814	727

Briggs & Stratton Corp.	26,053	585

CIRCOR International, Inc.	10,105	601

Columbus McKinnon Corp.	11,481	285

Curtiss-Wright Corp.	26,901	2,455

Douglas Dynamics, Inc.	13,702	420

Federal Signal Corp.	36,940	510

Franklin Electric Co., Inc.	28,112	1,210

Gencor Industries, Inc. *	4,506	67

Gorman-Rupp (The) Co.	11,025	346

Graham Corp.	5,545	128

Hardinge, Inc.	6,817	77

Hillenbrand, Inc.	35,993	1,290

Hurco Cos., Inc.	3,679	114

Hyster-Yale Materials Handling, Inc.	5,883	332

Ichor Holdings Ltd. *	4,163	83

John Bean Technologies Corp.	19,093	1,679

Joy Global, Inc.	59,290	1,675

Kadant, Inc.	6,645	394

Kennametal, Inc.	48,087	1,886

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Machinery – 2.2% – continued

Lindsay Corp.	6,463	$570

Manitowoc (The) Co., Inc. *	79,047	451

Milacron Holdings Corp. *	8,498	158

MSA Safety, Inc.	18,919	1,337

MTS Systems Corp.	10,282	566

Mueller Water Products, Inc., Class A	94,917	1,122

NN, Inc.	16,224	409

Power Solutions International, Inc. *	2,614	26

Raven Industries, Inc.	22,093	642

Rexnord Corp. *	50,456	1,165

SPX FLOW, Inc. *	21,583	749

Standex International Corp.	7,753	777

Sun Hydraulics Corp.	14,354	518

Tennant Co.	10,691	777

Titan International, Inc.	26,214	271
		26,393

Manufactured Goods – 1.1%

Aegion Corp. *	21,430	491

Ampco-Pittsburgh Corp.	4,971	70

Atkore International Group, Inc. *	7,057	185

AZZ, Inc.	15,793	940

Barnes Group, Inc.	30,597	1,571

Chart Industries, Inc. *	18,673	652

EnPro Industries, Inc.	13,189	939

Gibraltar Industries, Inc. *	19,217	792

Global Brass & Copper Holdings, Inc.	13,075	450

Handy & Harman Ltd. *	1,427	39

Insteel Industries, Inc.	10,798	390

Lawson Products, Inc. *	3,618	81

Mueller Industries, Inc.	34,592	1,184

NCI Building Systems, Inc. *	17,210	295

Omega Flex, Inc.	1,590	76

Park-Ohio Holdings Corp.	5,023	181

Proto Labs, Inc. *	15,047	769

RBC Bearings, Inc. *	13,827	1,342

Rogers Corp. *	10,973	942

Simpson Manufacturing Co., Inc.	25,100	1,082

TriMas Corp. *	27,569	572
		13,043

Media – 2.5%

Angie’s List, Inc. *	23,084	132

Autobytel, Inc. *	5,049	63

Bankrate, Inc. *	29,741	287

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Media – 2.5% – continued

Blucora, Inc. *	23,204	$401

Boingo Wireless, Inc. *	22,471	292

Central European Media Enterprises Ltd., Class A *	43,161	134

Daily Journal Corp. *	644	138

DHI Group, Inc. *	29,101	115

Entercom Communications Corp., Class A	15,447	221

Entravision Communications Corp., Class A	38,819	241

Eros International PLC *	17,193	177

EW Scripps (The) Co., Class A *	36,190	848

Gannett Co., Inc.	71,798	602

Global Sources Ltd. *	4,705	39

Gray Television, Inc. *	39,387	571

GrubHub, Inc. *	49,154	1,617

HealthStream, Inc. *	16,178	392

Hemisphere Media Group, Inc. *	3,604	42

Houghton Mifflin Harcourt Co. *	75,518	767

IMAX Corp. *	35,827	1,218

Liberty Media Corp.-Liberty Braves, Class A *	5,307	127

Liberty Media Corp.-Liberty Braves, Class C *	19,636	464

Liberty Media Corp.-Liberty Formula One, Class A *	14,153	463

Liberty Media Corp.-Liberty Formula One, Class C *	28,088	959

Liberty TripAdvisor Holdings, Inc., Class A *	44,283	624

Marchex, Inc., Class B *	18,102	49

MDC Partners, Inc., Class A	32,432	305

MeetMe, Inc. *	23,923	141

Meredith Corp.	22,788	1,472

MSG Networks, Inc., Class A *	36,167	844

National CineMedia, Inc.	37,531	474

New Media Investment Group, Inc.	27,863	396

New York Times (The) Co., Class A	75,769	1,091

Nexstar Media Group, Inc.	26,440	1,855

QuinStreet, Inc. *	21,776	85

Quotient Technology, Inc. *	39,885	381

Radio One, Inc., Class D *	14,424	48

Reis, Inc.	4,838	87

RetailMeNot, Inc. *	22,533	183

Rubicon Project (The), Inc. *	21,636	127

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Media – 2.5% – continued

Saga Communications, Inc., Class A	1,997	$102

Salem Media Group, Inc., Class A	6,411	48

Scholastic Corp.	16,431	699

Shutterfly, Inc. *	21,005	1,014

Shutterstock, Inc. *	11,712	484

Sinclair Broadcast Group, Inc., Class A	44,755	1,813

Stamps.com, Inc. *	9,837	1,164

TechTarget, Inc. *	9,580	87

Time, Inc.	62,541	1,210

TiVo Corp.	71,384	1,338

Townsquare Media, Inc., Class A *	5,010	61

Trade Desk (The), Inc., Class A *	5,590	208

tronc, Inc. *	15,791	220

TrueCar, Inc. *	33,163	513

Web.com Group, Inc. *	26,192	505

WebMD Health Corp. *	22,627	1,192

World Wrestling Entertainment, Inc., Class A	22,463	499

XO Group, Inc. *	16,186	279
		29,908

Medical Equipment & Devices – 3.7%

Abaxis, Inc.	13,364	648

Accelerate Diagnostics, Inc. *	14,420	349

Accuray, Inc. *	46,764	222

Analogic Corp.	7,592	576

AngioDynamics, Inc. *	17,054	296

AtriCure, Inc. *	19,530	374

Atrion Corp.	850	398

Avinger, Inc. *	11,105	21

AxoGen, Inc. *	15,900	166

BioTelemetry, Inc. *	16,483	477

Cardiovascular Systems, Inc. *	19,409	549

Catalent, Inc. *	60,742	1,720

Cerus Corp. *	64,223	286

ConforMIS, Inc. *	20,822	109

CONMED Corp.	16,794	746

Corindus Vascular Robotics, Inc. *	32,143	42

CryoLife, Inc. *	19,713	328

Cutera, Inc. *	7,150	148

Endologix, Inc. *	50,693	367

Entellus Medical, Inc. *	4,381	60

Exact Sciences Corp. *	64,400	1,521

Exactech, Inc. *	6,429	162

Fluidigm Corp. *	15,971	91

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Medical Equipment & Devices – 3.7% – continued

Foundation Medicine, Inc. *	8,565	$276

GenMark Diagnostics, Inc. *	26,549	340

Genomic Health, Inc. *	11,786	371

Glaukos Corp. *	10,231	525

Globus Medical, Inc., Class A *	42,503	1,259

Haemonetics Corp. *	31,140	1,263

Halyard Health, Inc. *	28,480	1,085

ICU Medical, Inc. *	8,946	1,366

Inogen, Inc. *	9,908	768

Insulet Corp. *	35,118	1,513

Integer Holdings Corp. *	18,623	749

Integra LifeSciences Holdings Corp. *	36,708	1,547

Invacare Corp.	18,855	224

InVivo Therapeutics Holdings Corp. *	18,757	76

iRadimed Corp. *	2,392	21

iRhythm Technologies, Inc. *	4,262	160

IRIDEX Corp. *	6,112	73

K2M Group Holdings, Inc. *	16,139	331

LeMaitre Vascular, Inc.	8,053	198

Luminex Corp.	22,835	419

Masimo Corp. *	24,732	2,306

Meridian Bioscience, Inc.	26,067	360

Merit Medical Systems, Inc. *	26,144	756

MiMedx Group, Inc. *	62,715	598

Myriad Genetics, Inc. *	41,182	791

NanoString Technologies, Inc. *	9,036	180

Natus Medical, Inc. *	19,814	778

Neogen Corp. *	22,204	1,455

Nevro Corp. *	14,618	1,370

Novocure Ltd. *	32,655	264

NuVasive, Inc. *	30,082	2,247

NxStage Medical, Inc. *	38,722	1,039

Obalon Therapeutics, Inc. *	3,022	32

OraSure Technologies, Inc. *	33,885	438

Orthofix International N.V. *	10,884	415

Oxford Immunotec Global PLC *	13,268	206

Pacific Biosciences of California, Inc. *	47,772	247

Penumbra, Inc. *	16,874	1,408

Quidel Corp. *	16,741	379

Repligen Corp. *	20,705	729

Rockwell Medical, Inc. *	28,060	176

RTI Surgical, Inc. *	33,887	136

Second Sight Medical Products, Inc. *	7,538	9

Sparton Corp. *	5,498	115

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Medical Equipment & Devices – 3.7% – continued

Spectranetics (The) Corp. *	25,964	$756

STAAR Surgical Co. *	23,892	234

Surmodics, Inc. *	7,627	183

T2 Biosystems, Inc. *	8,603	45

Tactile Systems Technology, Inc. *	2,423	46

Tandem Diabetes Care, Inc. *	12,098	15

TransEnterix, Inc. *	40,490	49

Trovagene, Inc. *	16,478	19

Utah Medical Products, Inc.	2,071	129

Veracyte, Inc. *	10,349	95

ViewRay, Inc. *	4,057	35

Wright Medical Group N.V. *	62,647	1,950

Zeltiq Aesthetics, Inc. *	21,552	1,199
		43,409

Metals & Mining – 0.8%

Century Aluminum Co. *	30,759	390

Coeur Mining, Inc. *	109,614	886

Encore Wire Corp.	12,371	569

Fairmount Santrol Holdings, Inc. *	56,210	412

Ferroglobe PLC	40,640	420

Ferroglobe Representation & Warranty Insurance Trust *(1)	38,340	–

Gold Resource Corp.	29,096	131

Harsco Corp. *	49,290	628

Hecla Mining Co.	232,500	1,230

Kaiser Aluminum Corp.	10,764	860

Smart Sand, Inc. *	7,035	114

Stillwater Mining Co. *	74,321	1,284

US Silica Holdings, Inc.	45,275	2,173
		9,097

Oil, Gas & Coal – 2.8%

Abraxas Petroleum Corp. *	89,751	181

Adams Resources & Energy, Inc.	1,163	43

Alon USA Energy, Inc.	18,448	225

Archrock, Inc.	42,724	530

Atwood Oceanics, Inc. *	46,585	444

Bill Barrett Corp. *	35,980	164

Bristow Group, Inc.	21,170	322

California Resources Corp. *	19,916	299

Callon Petroleum Co. *	113,204	1,490

CARBO Ceramics, Inc. *	13,631	178

Carrizo Oil & Gas, Inc. *	37,669	1,080

Clayton Williams Energy, Inc. *	3,643	481

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Oil, Gas & Coal – 2.8% – continued

Clean Energy Fuels Corp. *	60,449	$154

Cobalt International Energy, Inc. *	237,484	127

Contango Oil & Gas Co. *	13,008	95

CVR Energy, Inc.	9,238	185

Dawson Geophysical Co. *	11,752	65

Delek US Holdings, Inc.	37,481	910

Denbury Resources, Inc. *	214,636	554

Earthstone Energy, Inc. *	1,066	14

Eclipse Resources Corp. *	34,254	87

EP Energy Corp., Class A *	22,531	107

Era Group, Inc. *	11,155	148

Erin Energy Corp. *	7,533	18

Evolution Petroleum Corp.	13,779	110

EXCO Resources, Inc. *	88,299	55

Exterran Corp. *	19,580	616

Flotek Industries, Inc. *	34,002	435

Forum Energy Technologies, Inc. *	38,497	797

Geospace Technologies Corp. *	7,494	122

Helix Energy Solutions Group, Inc. *	84,266	655

Independence Contract Drilling, Inc. *	17,505	96

Isramco, Inc. *	410	48

Jagged Peak Energy, Inc. *	19,463	254

Jones Energy, Inc., Class A *	36,012	92

Keane Group, Inc. *	18,955	271

Mammoth Energy Services, Inc. *	4,660	100

Matador Resources Co. *	53,948	1,283

Matrix Service Co. *	15,832	261

McDermott International, Inc. *	146,902	992

MRC Global, Inc. *	57,167	1,048

Natural Gas Services Group, Inc. *	7,206	188

Newpark Resources, Inc. *	51,760	419

Northern Oil and Gas, Inc. *	27,323	71

NOW, Inc. *	65,256	1,107

Oasis Petroleum, Inc. *	141,985	2,025

Oil States International, Inc. *	31,134	1,032

Panhandle Oil and Gas, Inc., Class A	9,230	177

Par Pacific Holdings, Inc. *	19,334	319

Parker Drilling Co. *	69,155	121

PDC Energy, Inc. *	34,069	2,124

PHI, Inc. (Non Voting) *	6,947	83

Pioneer Energy Services Corp. *	45,482	182

Ramaco Resources, Inc. *	3,696	36

Ring Energy, Inc. *	24,565	266

RSP Permian, Inc. *	59,762	2,476

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Oil, Gas & Coal – 2.8% – continued

Sanchez Energy Corp. *	41,644	$397

SEACOR Holdings, Inc. *	9,747	674

Seadrill Ltd. *	236,560	390

SemGroup Corp., Class A	40,283	1,450

SRC Energy, Inc. *	113,241	956

Tesco Corp. *	29,827	240

TETRA Technologies, Inc. *	72,363	294

Thermon Group Holdings, Inc. *	20,099	419

Tidewater, Inc. *	26,503	30

Unit Corp. *	30,860	746

W&T Offshore, Inc. *	19,248	53

Western Refining, Inc.	49,101	1,722

Westmoreland Coal Co. *	10,960	159

WildHorse Resource Development Corp. *	12,194	152
		33,444

Passenger Transportation – 0.3%

Allegiant Travel Co.	8,048	1,290

Hawaiian Holdings, Inc. *	32,090	1,491

SkyWest, Inc.	30,610	1,048
		3,829

Real Estate – 0.3%

Alexander & Baldwin, Inc.	28,412	1,265

Consolidated-Tomoka Land Co.	2,359	126

Forestar Group, Inc. *	25,584	349

FRP Holdings, Inc. *	3,636	146

Griffin Industrial Realty, Inc.	648	20

Marcus & Millichap, Inc. *	8,471	208

RE/MAX Holdings, Inc., Class A	10,864	646

RMR Group (The), Inc., Class A	4,019	199

Stratus Properties, Inc.	3,618	99

Trinity Place Holdings, Inc. *	14,480	106
		3,164

Real Estate Investment Trusts – 8.2%

Acadia Realty Trust	48,694	1,464

AG Mortgage Investment Trust, Inc.	16,553	299

Agree Realty Corp.	15,365	737

Alexander’s, Inc.	1,301	562

Altisource Residential Corp.	32,048	489

American Assets Trust, Inc.	23,875	999

Anworth Mortgage Asset Corp.	59,171	328

Apollo Commercial Real Estate Finance, Inc.	49,259	927

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Real Estate Investment Trusts – 8.2% – continued

Ares Commercial Real Estate Corp.	15,463	$207

Armada Hoffler Properties, Inc.	21,623	300

ARMOUR Residential REIT, Inc.	22,697	515

Ashford Hospitality Prime, Inc.	17,459	185

Ashford Hospitality Trust, Inc.	49,047	312

Bluerock Residential Growth REIT, Inc.	14,068	173

Capstead Mortgage Corp.	58,148	613

CareTrust REIT, Inc.	38,876	654

CatchMark Timber Trust, Inc., Class A	24,957	288

CBL & Associates Properties, Inc.	102,965	982

Cedar Realty Trust, Inc.	48,940	246

Chatham Lodging Trust	23,216	459

Chesapeake Lodging Trust	36,232	868

City Office REIT, Inc.	15,583	189

Clipper Realty, Inc. *	3,511	45

Colony Starwood Homes	44,102	1,497

Community Healthcare Trust, Inc.	7,345	176

CorEnergy Infrastructure Trust, Inc.	7,282	246

CoreSite Realty Corp.	20,371	1,834

Cousins Properties, Inc.	219,967	1,819

CYS Investments, Inc.	92,378	734

DiamondRock Hospitality Co.	122,092	1,361

DuPont Fabros Technology, Inc.	45,379	2,250

Dynex Capital, Inc.	26,033	185

Easterly Government Properties, Inc.	19,245	381

EastGroup Properties, Inc.	19,178	1,410

Education Realty Trust, Inc.	44,730	1,827

Farmland Partners, Inc.	15,309	171

FelCor Lodging Trust, Inc.	83,129	624

First Industrial Realty Trust, Inc.	70,566	1,879

First Potomac Realty Trust	36,141	372

Four Corners Property Trust, Inc.	36,869	842

Franklin Street Properties Corp.	63,959	776

GEO Group (The), Inc.	49,465	2,294

Getty Realty Corp.	16,154	408

Gladstone Commercial Corp.	15,028	311

Global Medical REIT, Inc.	8,822	80

Global Net Lease, Inc.	40,843	984

Government Properties Income Trust	42,669	893

Gramercy Property Trust	85,784	2,256

Great Ajax Corp.	8,819	115

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	29,332	593

Healthcare Realty Trust, Inc.	69,471	2,258

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Real Estate Investment Trusts – 8.2% – continued

Hersha Hospitality Trust	25,282	$475

Hudson Pacific Properties, Inc.	74,471	2,580

Independence Realty Trust, Inc.	35,781	335

InfraREIT, Inc.	24,502	441

Invesco Mortgage Capital, Inc.	68,501	1,056

Investors Real Estate Trust	74,976	445

iStar, Inc. *	42,362	500

Kite Realty Group Trust	50,537	1,087

Ladder Capital Corp.	26,125	377

LaSalle Hotel Properties	64,920	1,879

Lexington Realty Trust	140,099	1,398

LTC Properties, Inc.	22,886	1,096

Mack-Cali Realty Corp.	54,314	1,463

MedEquities Realty Trust, Inc.	12,312	138

Medical Properties Trust, Inc.	179,139	2,309

Monmouth Real Estate Investment Corp.	41,099	586

Monogram Residential Trust, Inc.	102,517	1,022

MTGE Investment Corp.	28,503	477

National Health Investors, Inc.	22,671	1,647

National Storage Affiliates Trust	25,559	611

New Residential Investment Corp.	180,978	3,073

New Senior Investment Group, Inc.	46,804	477

New York Mortgage Trust, Inc.	67,879	419

NexPoint Residential Trust, Inc.	11,312	273

NorthStar Realty Europe Corp.	33,732	391

One Liberty Properties, Inc.	7,718	180

Orchid Island Capital, Inc.	18,073	181

Owens Realty Mortgage, Inc.	5,816	104

Parkway, Inc.	25,844	514

Pebblebrook Hotel Trust	43,521	1,271

Pennsylvania Real Estate Investment Trust	41,816	633

PennyMac Mortgage Investment Trust	41,449	736

Physicians Realty Trust	94,135	1,870

Potlatch Corp.	24,742	1,131

Preferred Apartment Communities, Inc., Class A	15,560	206

PS Business Parks, Inc.	12,001	1,377

QTS Realty Trust, Inc., Class A	28,497	1,389

RAIT Financial Trust	52,827	169

Ramco-Gershenson Properties Trust	48,234	676

Redwood Trust, Inc.	46,438	771

Resource Capital Corp.	17,521	171

Retail Opportunity Investments Corp.	65,401	1,375

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Real Estate Investment Trusts – 8.2% – continued

Rexford Industrial Realty, Inc.	40,059	$902

RLJ Lodging Trust	74,178	1,744

Ryman Hospitality Properties, Inc.	26,438	1,635

Sabra Health Care REIT, Inc.	39,302	1,098

Saul Centers, Inc.	6,068	374

Select Income REIT	38,777	1,000

Seritage Growth Properties, Class A	15,219	657

Silver Bay Realty Trust Corp.	20,521	441

STAG Industrial, Inc.	50,172	1,255

Summit Hotel Properties, Inc.	56,479	903

Sunstone Hotel Investors, Inc.	132,217	2,027

Terreno Realty Corp.	27,468	769

Tier REIT, Inc.	29,527	513

UMH Properties, Inc.	15,969	243

Universal Health Realty Income Trust	7,719	498

Urban Edge Properties	54,772	1,441

Urstadt Biddle Properties, Inc., Class A	18,381	378

Washington Prime Group, Inc.	113,364	985

Washington Real Estate Investment Trust	44,655	1,397

Western Asset Mortgage Capital Corp.	24,341	238

Whitestone REIT	17,715	245

Xenia Hotels & Resorts, Inc.	63,049	1,076
		97,545

Recreational Facilities & Services – 0.4%

AMC Entertainment Holdings, Inc., Class A	32,569	1,024

ClubCorp Holdings, Inc.	39,194	629

International Speedway Corp., Class A	16,127	596

Intrawest Resorts Holdings, Inc. *	9,613	241

Marcus (The) Corp.	11,675	375

Planet Fitness, Inc., Class A	16,154	311

Reading International, Inc., Class A *	9,639	150

SeaWorld Entertainment, Inc.	40,682	743

Speedway Motorsports, Inc.	7,166	135
		4,204

Renewable Energy – 0.5%

Advanced Energy Industries, Inc. *	23,937	1,641

Ameresco, Inc., Class A *	13,494	88

American Superconductor Corp. *	6,854	47

EnerSys	26,510	2,093

FuelCell Energy, Inc. *	18,856	26

Green Plains, Inc.	22,157	548

Pacific Ethanol, Inc. *	16,606	114

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Renewable Energy – 0.5% – continued

Plug Power, Inc. *	124,544	$172

Renewable Energy Group, Inc. *	24,606	257

REX American Resources Corp. *	3,569	323

Silver Spring Networks, Inc. *	24,198	273

Sunrun, Inc. *	36,807	199

TerraForm Global, Inc., Class A *	57,949	278

TPI Composites, Inc. *	3,492	66

Vivint Solar, Inc. *	11,637	33
		6,158

Retail – Consumer Staples – 0.6%

Big Lots, Inc.	26,991	1,314

Five Below, Inc. *	32,616	1,413

Fred’s, Inc., Class A	21,900	287

Ingles Markets, Inc., Class A	8,654	373

Natural Grocers by Vitamin Cottage, Inc. *	5,446	57

Ollie’s Bargain Outlet Holdings, Inc. *	12,485	418

PriceSmart, Inc.	12,198	1,125

Smart & Final Stores, Inc. *	13,410	162

SpartanNash Co.	22,495	787

SUPERVALU, Inc. *	163,042	629

Village Super Market, Inc., Class A	4,271	113

Weis Markets, Inc.	6,049	361
		7,039

Retail-Discretionary – 2.8%

1-800-Flowers.com, Inc., Class A *	15,097	154

Abercrombie & Fitch Co., Class A	41,845	499

American Eagle Outfitters, Inc.	101,398	1,423

America’s Car-Mart, Inc. *	4,726	172

Asbury Automotive Group, Inc. *	12,144	730

Ascena Retail Group, Inc. *	107,405	458

At Home Group, Inc. *	4,842	73

Barnes & Noble Education, Inc. *	25,716	247

Barnes & Noble, Inc.	39,935	369

Beacon Roofing Supply, Inc. *	36,360	1,787

Big 5 Sporting Goods Corp.	10,163	153

BMC Stock Holdings, Inc. *	33,522	758

Boot Barn Holdings, Inc. *	7,978	79

Buckle (The), Inc.	17,799	331

Build-A-Bear Workshop, Inc. *	7,781	69

Builders FirstSource, Inc. *	50,931	759

Caleres, Inc.	26,103	690

Cato (The) Corp., Class A	16,031	352

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Retail – Discretionary – 2.8% – continued

Chegg, Inc. *	49,759	$420

Chico’sFAS,Inc.	79,348	1,127

Children’s Place (The), Inc.	11,392	1,368

Citi Trends, Inc.	8,644	147

Conn’s, Inc. *	11,917	104

Container Store Group (The), Inc. *	8,503	36

Destination XL Group, Inc. *	20,890	60

DSW, Inc., Class A	40,939	847

Duluth Holdings, Inc., Class B *	5,554	118

Ethan Allen Interiors, Inc.	15,132	464

Etsy, Inc. *	64,030	681

Express, Inc. *	46,039	419

EZCORP, Inc., Class A *	32,425	264

Finish Line (The), Inc., Class A	25,738	366

FirstCash, Inc.	28,966	1,424

Foundation Building Materials, Inc. *	7,884	126

Francesca’s Holdings Corp. *	23,494	361

Freshpet, Inc. *	13,395	147

Gaia, Inc. *	4,071	40

Genesco, Inc. *	12,524	694

GMS, Inc. *	4,161	146

GNC Holdings, Inc., Class A	40,226	296

Group 1 Automotive, Inc.	12,619	935

Guess?, Inc.	37,492	418

Haverty Furniture Cos., Inc.	11,062	269

Hibbett Sports, Inc. *	14,068	415

HSN, Inc.	19,055	707

J. Jill, Inc. *	3,055	43

Kirkland’s, Inc. *	8,694	108

Lands’ End, Inc. *	8,652	186

Liquidity Services, Inc. *	15,055	120

Lithia Motors, Inc., Class A	14,454	1,238

Lumber Liquidators Holdings, Inc. *	16,666	350

MarineMax, Inc. *	15,312	331

Monro Muffler Brake, Inc.	19,115	996

Office Depot, Inc.	315,246	1,471

Overstock.com, Inc. *	7,914	136

Party City Holdco, Inc. *	17,213	242

PetMed Express, Inc.	12,552	253

Pier 1 Imports, Inc.	50,363	361

RH *	23,555	1,090

Rush Enterprises, Inc., Class A *	17,931	593

Rush Enterprises, Inc., Class B *	3,541	110

Sears Holdings Corp. *	6,606	76

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Retail - Discretionary – 2.8% – continued

Sears Hometown and Outlet Stores, Inc. *	6,577	$26

Select Comfort Corp. *	26,265	651

Shoe Carnival, Inc.	7,907	194

Sonic Automotive, Inc., Class A	17,316	347

Sportsman’s Warehouse Holdings, Inc. *	15,074	72

Stage Stores, Inc.	14,467	37

Stein Mart, Inc.	18,626	56

Tailored Brands, Inc.	30,227	452

Tile Shop Holdings, Inc.	20,057	386

Tilly’s, Inc., Class A	6,555	59

Tuesday Morning Corp. *	27,273	102

Vera Bradley, Inc. *	11,799	110

Vitamin Shoppe, Inc. *	14,296	288

Wayfair, Inc., Class A *	19,200	777

West Marine, Inc. *	10,326	99

Winmark Corp.	1,364	154

Zumiez, Inc. *	10,507	192
		33,208

Semiconductors – 4.7%

Advanced Micro Devices, Inc. *	458,049	6,665

Alpha & Omega Semiconductor Ltd. *	12,006	206

Ambarella, Inc. *	19,481	1,066

Amkor Technology, Inc. *	60,902	706

Applied Optoelectronics, Inc. *	10,980	617

Axcelis Technologies, Inc. *	17,178	323

Brooks Automation, Inc.	41,347	926

Cabot Microelectronics Corp.	14,273	1,093

Cavium, Inc. *	39,210	2,810

CEVA, Inc. *	12,322	437

Cirrus Logic, Inc. *	38,124	2,314

Coherent, Inc. *	14,734	3,030

Cohu, Inc.	16,656	308

Diodes, Inc. *	23,422	563

DSP Group, Inc. *	14,351	172

Electro Scientific Industries, Inc. *	15,971	111

Entegris, Inc. *	86,034	2,013

Exar Corp. *	25,745	335

FormFactor, Inc. *	42,423	503

GigPeak, Inc. *	34,779	107

II-VI, Inc. *	36,260	1,307

Impinj, Inc. *	4,061	123

Inphi Corp. *	24,451	1,194

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Semiconductors – 4.7% – continued

Integrated Device Technology, Inc. *	82,014	$1,941

InvenSense, Inc. *	49,770	629

IXYS Corp.	15,439	225

Lattice Semiconductor Corp. *	73,989	512

MACOM Technology Solutions Holdings, Inc. *	19,210	928

MaxLinear, Inc. *	33,955	952

Maxwell Technologies, Inc. *	18,353	107

Microsemi Corp. *	69,316	3,572

MKS Instruments, Inc.	32,283	2,219

Monolithic Power Systems, Inc.	23,609	2,174

Nanometrics, Inc. *	14,062	428

NeoPhotonics Corp. *	17,942	162

NVE Corp.	3,049	252

Oclaro, Inc. *	68,345	671

Park Electrochemical Corp.	12,522	224

Photronics, Inc. *	39,863	427

Power Integrations, Inc.	16,691	1,097

Rambus, Inc. *	66,142	869

Rudolph Technologies, Inc. *	18,550	416

Semtech Corp. *	39,297	1,328

Sigma Designs, Inc. *	20,654	129

Silicon Laboratories, Inc. *	25,084	1,845

Synaptics, Inc. *	21,371	1,058

Ultra Clean Holdings, Inc. *	19,209	324

Ultratech, Inc. *	13,342	395

Universal Display Corp.	25,257	2,175

Veeco Instruments, Inc. *	24,195	722

Vishay Intertechnology, Inc.	83,021	1,366

Xcerra Corp. *	31,433	279

Xperi Corp.	30,014	1,019
		55,374

Software – 4.3%

2U, Inc. *	22,315	885

ACI Worldwide, Inc. *	70,274	1,503

Actua Corp. *	22,555	317

Acxiom Corp. *	47,221	1,344

Agilysys, Inc. *	8,650	82

Amber Road, Inc. *	9,993	77

American Software, Inc., Class A	14,872	153

Appfolio, Inc., Class A *	4,388	119

Apptio, Inc., Class A *	4,149	49

Aspen Technology, Inc. *	47,364	2,791

Avid Technology, Inc. *	17,772	83

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Software – 4.3% – continued

Barracuda Networks, Inc. *	13,812	$319

Bazaarvoice, Inc. *	52,791	227

Benefitfocus, Inc. *	7,483	209

Blackbaud, Inc.	28,733	2,203

Blackline, Inc. *	5,947	177

Box, Inc., Class A *	30,073	490

Brightcove, Inc. *	17,692	157

BroadSoft, Inc. *	17,933	721

Calix, Inc. *	25,129	182

Callidus Software, Inc. *	37,144	793

Carbonite, Inc. *	10,617	216

Castlight Health, Inc., Class B *	23,486	86

ChannelAdvisor Corp. *	13,772	154

CommVault Systems, Inc. *	23,573	1,198

Computer Programs & Systems, Inc.	6,568	184

Cornerstone OnDemand, Inc. *	30,639	1,192

Cotiviti Holdings, Inc. *	7,943	331

Coupa Software, Inc. *	5,117	130

Digi International, Inc. *	16,869	201

Ebix, Inc.	15,318	938

Envestnet, Inc. *	25,230	815

Everbridge, Inc. *	5,186	106

Evolent Health, Inc., Class A *	9,646	215

Exa Corp. *	8,054	102

Five9, Inc. *	20,594	339

Glu Mobile, Inc. *	59,829	136

Guidance Software, Inc. *	13,941	82

Hortonworks, Inc. *	25,950	255

HubSpot, Inc. *	17,573	1,064

Imperva, Inc. *	17,473	717

InnerWorkings, Inc. *	22,923	228

Instructure, Inc. *	6,104	143

j2 Global, Inc.	28,628	2,402

Jive Software, Inc. *	33,628	145

KeyW Holding (The) Corp. *	28,247	267

Limelight Networks, Inc. *	41,887	108

LivePerson, Inc. *	34,043	233

LogMeIn, Inc.	31,681	3,089

Majesco *	2,000	10

MicroStrategy, Inc., Class A *	5,785	1,086

MINDBODY, Inc., Class A *	9,199	253

Mitek Systems, Inc. *	17,088	114

MobileIron, Inc. *	27,326	119

Model N, Inc. *	13,009	136

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Software – 4.3% – continued

Monotype Imaging Holdings, Inc.	24,816	$499

NantHealth, Inc. *	3,848	19

New Relic, Inc. *	13,472	499

Omnicell, Inc. *	21,578	877

Park City Group, Inc. *	7,278	90

Paycom Software, Inc. *	26,787	1,541

Paylocity Holding Corp. *	13,310	514

PDF Solutions, Inc. *	16,724	378

pdvWireless, Inc. *	5,680	124

Pegasystems, Inc.	21,944	962

Progress Software Corp.	30,467	885

Proofpoint, Inc. *	24,852	1,848

PROS Holdings, Inc. *	15,676	379

Q2 Holdings, Inc. *	15,699	547

QAD, Inc., Class A	5,603	156

Quality Systems, Inc. *	31,742	484

Qualys, Inc. *	16,645	631

Rapid7, Inc. *	11,587	174

RealNetworks, Inc. *	12,780	62

RealPage, Inc. *	32,849	1,146

Rosetta Stone, Inc. *	11,230	109

Sapiens International Corp. N.V.	14,663	189

SPS Commerce, Inc. *	10,088	590

Synchronoss Technologies, Inc. *	25,180	614

Tabula Rasa HealthCare, Inc. *	2,973	40

Take-Two Interactive Software, Inc. *	59,328	3,516

USA Technologies, Inc. *	20,993	89

Varonis Systems, Inc. *	6,223	198

VASCO Data Security International, Inc. *	19,301	261

Verint Systems, Inc. *	37,816	1,640

VirnetX Holding Corp. *	29,405	68

Workiva, Inc. *	14,272	223

Xactly Corp. *	13,255	158

Zendesk, Inc. *	49,440	1,386
		50,571

Specialty Finance – 1.9%

Aircastle Ltd.	29,128	703

Altisource Portfolio Solutions S.A. *	6,717	247

Arlington Asset Investment Corp., Class A	13,016	184

Blackhawk Network Holdings, Inc. *	33,431	1,357

Cardtronics PLC, Class A *	27,423	1,282

Cass Information Systems, Inc.	6,760	447

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Specialty Finance – 1.9% – continued

Ellie Mae, Inc. *	19,948	$2,000

Encore Capital Group, Inc. *	14,603	450

Enova International, Inc. *	16,817	250

Essent Group Ltd. *	45,377	1,641

Federal Agricultural Mortgage Corp., Class C	5,379	310

Flagstar Bancorp, Inc. *	12,374	349

FNFV Group *	40,631	538

GATX Corp.	24,871	1,516

Green Dot Corp., Class A *	25,940	865

HFF, Inc., Class A	21,918	606

HomeStreet, Inc. *	15,547	435

Impac Mortgage Holdings, Inc. *	5,980	74

Investors Title Co.	838	133

LendingClub Corp. *	200,363	1,100

LendingTree, Inc. *	3,922	492

Liberty Tax, Inc.	3,838	55

Marlin Business Services Corp.	5,018	129

Meta Financial Group, Inc.	5,102	451

MGIC Investment Corp. *	207,486	2,102

MoneyGram International, Inc. *	17,610	296

Nationstar Mortgage Holdings, Inc. *	19,151	302

Nelnet, Inc., Class A	12,395	544

NewStar Financial, Inc.	13,528	143

Ocwen Financial Corp. *	62,978	344

On Deck Capital, Inc. *	27,914	141

PennyMac Financial Services, Inc., Class A *	8,207	140

PHH Corp. *	33,078	421

Planet Payment, Inc. *	24,629	98

PRA Group, Inc. *	28,060	930

Regional Management Corp. *	6,172	120

Stewart Information Services Corp.	13,895	614

Walker & Dunlop, Inc. *	16,744	698

Walter Investment Management Corp. *	10,924	12

Willis Lease Finance Corp. *	2,486	56

World Acceptance Corp. *	3,516	182
		22,757

Technology Services – 2.3%

ALJ Regional Holdings, Inc. *	10,820	40

Black Box Corp.	8,552	77

Bottomline Technologies de, Inc. *	24,620	582

CACI International, Inc., Class A *	14,806	1,737

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Technology Services – 2.3% – continued

Cogint, Inc. *	8,890	$41

Convergys Corp.	54,190	1,146

CPI Card Group, Inc.	13,527	57

CSG Systems International, Inc.	19,504	737

Cubic Corp.	15,360	811

DMC Global, Inc.	8,193	102

Endurance International Group Holdings, Inc. *	37,793	297

Engility Holdings, Inc. *	11,241	325

EPAM Systems, Inc. *	29,308	2,213

EVERTEC, Inc.	38,706	615

ExlService Holdings, Inc. *	19,807	938

Fair Isaac Corp.	18,809	2,425

Forrester Research, Inc.	5,921	235

Globant S.A. *	15,740	573

ICF International, Inc. *	11,151	461

ManTech International Corp., Class A	15,178	526

MAXIMUS, Inc.	39,062	2,430

Medidata Solutions, Inc. *	33,446	1,930

NCI, Inc., Class A *	3,514	53

NeuStar, Inc., Class A *	32,902	1,091

NIC, Inc.	38,686	782

Perficient, Inc. *	22,099	384

PFSweb, Inc. *	8,577	56

Presidio, Inc. *	1,277	20

Rightside Group Ltd. *	6,642	66

Science Applications International Corp.	25,704	1,912

SecureWorks Corp., Class A *	3,492	33

ServiceSource International, Inc. *	35,493	138

Sykes Enterprises, Inc. *	23,594	694

Syntel, Inc.	19,085	321

TeleTech Holdings, Inc.	10,312	305

Travelport Worldwide Ltd.	70,378	828

Unisys Corp. *	30,854	430

Value Line, Inc.	650	11

Virtusa Corp. *	16,843	509

WageWorks, Inc. *	22,211	1,606
		27,537

Telecom – 1.1%

8x8, Inc. *	53,800	821

ATN International, Inc.	6,448	454

Cincinnati Bell, Inc. *	25,845	458

Cogent Communications Holdings, Inc.	25,211	1,085

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Telecom – 1.1% – continued

Consolidated Communications Holdings, Inc.	30,236	$708

DigitalGlobe, Inc. *	38,421	1,258

FairPoint Communications, Inc. *	13,622	226

General Communication, Inc., Class A *	16,754	349

Global Eagle Entertainment, Inc. *	27,037	86

Globalstar, Inc. *	242,754	388

Gogo, Inc. *	34,891	384

GTT Communications, Inc. *	16,308	397

Hawaiian Telcom Holdco, Inc. *	3,488	80

HC2 Holdings, Inc. *	20,036	124

IDT Corp., Class B	10,168	129

Intelsat S.A. *	20,073	83

Iridium Communications, Inc. *	50,759	490

Loral Space & Communications, Inc. *	8,094	319

Lumos Networks Corp. *	10,958	194

NII Holdings, Inc. *	33,169	43

ORBCOMM, Inc. *	40,672	389

RigNet, Inc. *	7,350	158

RingCentral, Inc., Class A *	35,651	1,009

Shenandoah Telecommunications Co.	28,205	791

Spok Holdings, Inc.	12,056	229

Straight Path Communications, Inc., Class B *	6,176	222

Vonage Holdings Corp. *	116,339	735

West Corp.	26,404	645

Windstream Holdings, Inc.	110,870	604

Zix Corp. *	30,401	146
		13,004

Transportation & Logistics – 1.7%

Air Transport Services Group, Inc. *	30,058	482

ArcBest Corp.	15,344	399

Ardmore Shipping Corp.	16,877	136

Atlas Air Worldwide Holdings, Inc. *	14,962	830

Celadon Group, Inc.	15,669	103

Costamare, Inc.	18,808	125

Covenant Transportation Group, Inc., Class A *	6,800	128

DHT Holdings, Inc.	53,736	240

Dorian LPG Ltd. *	14,880	157

Echo Global Logistics, Inc. *	18,053	385

Forward Air Corp.	18,211	866

Frontline Ltd.	42,673	288

GasLog Ltd.	25,423	390

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Transportation & Logistics – 1.7% – continued

Gener8 Maritime, Inc. *	22,864	$130

Golar LNG Ltd.	58,464	1,633

Heartland Express, Inc.	28,095	563

Hornbeck Offshore Services, Inc. *	19,137	85

Hub Group, Inc., Class A *	20,446	949

International Seaways, Inc. *	9,785	187

Knight Transportation, Inc.	40,713	1,276

Marten Transport Ltd.	13,595	319

Matson, Inc.	26,271	834

Mobile Mini, Inc.	27,051	825

Navios Maritime Acquisition Corp.	44,628	77

Nordic American Tankers Ltd.	60,932	498

Overseas Shipholding Group, Inc., Class A	23,106	89

P.A.M. Transportation Services, Inc. *	1,586	26

Radiant Logistics, Inc. *	23,139	116

Roadrunner Transportation Systems, Inc. *	17,789	122

Saia, Inc. *	15,367	681

Scorpio Bulkers, Inc. *	33,255	306

Scorpio Tankers, Inc.	102,607	456

Ship Finance International Ltd.	36,709	540

Swift Transportation Co. *	45,445	933

Teekay Corp.	29,248	268

Teekay Tankers Ltd., Class A	67,819	139

Universal Logistics Holdings, Inc.	4,687	67

USA Truck, Inc. *	5,326	39

Werner Enterprises, Inc.	27,188	712

XPO Logistics, Inc. *	59,613	2,855

YRC Worldwide, Inc. *	18,892	208
		19,462

Transportation Equipment – 0.3%

American Railcar Industries, Inc.	4,537	186

Blue Bird Corp. *	2,712	47

FreightCar America, Inc.	6,969	87

Greenbrier (The) Cos., Inc.	16,524	712

Meritor, Inc. *	50,089	858

Navistar International Corp. *	30,188	743

Spartan Motors, Inc.	19,273	154

Supreme Industries, Inc., Class A	7,563	153

Wabash National Corp.	36,327	752

Workhorse Group, Inc. *	6,665	18
		3,710

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Utilities – 3.5%

ALLETE, Inc.	30,169	$2,043

American States Water Co.	22,248	986

Artesian Resources Corp., Class A	4,790	156

Atlantic Power Corp. *	69,148	183

Atlantica Yield PLC	35,856	752

Avista Corp.	38,538	1,505

Black Hills Corp.	31,318	2,082

California Water Service Group	29,244	1,048

Chesapeake Utilities Corp.	9,613	665

Connecticut Water Service, Inc.	6,760	359

Consolidated Water Co. Ltd.	10,124	118

Delta Natural Gas Co., Inc.	4,003	121

Dynegy, Inc. *	71,454	562

El Paso Electric Co.	24,630	1,244

Genie Energy Ltd., Class B	6,829	49

Global Water Resources, Inc.	4,822	42

IDACORP, Inc.	30,628	2,541

MGE Energy, Inc.	21,344	1,387

Middlesex Water Co.	9,870	365

New Jersey Resources Corp.	52,301	2,071

Northwest Natural Gas Co.	16,679	986

NorthWestern Corp.	29,396	1,726

NRG Yield, Inc., Class A	22,095	384

NRG Yield, Inc., Class C	38,646	684

ONE Gas, Inc.	31,772	2,148

Ormat Technologies, Inc.	23,597	1,347

Otter Tail Corp.	23,324	884

Pattern Energy Group, Inc.	40,248	810

PNM Resources, Inc.	48,602	1,798

PNM Resources, Inc. – (Fractional Shares) (1)	50,000	–

Portland General Electric Co.	54,196	2,407

SJW Group	10,078	486

South Jersey Industries, Inc.	48,718	1,737

Southwest Gas Holdings, Inc.	28,787	2,387

Spark Energy, Inc., Class A	2,844	91

Spire, Inc.	27,248	1,839

TerraForm Power, Inc., Class A *	53,247	659

Unitil Corp.	8,224	370

WGL Holdings, Inc.	30,729	2,536

York Water (The) Co.	8,134	285
		41,843

Waste & Environment Services & Equipment – 0.4%

Advanced Disposal Services, Inc. *	13,311	301

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.0% – continued

Waste & Environment Services & Equipment – 0.4% – continued

Aqua Metals, Inc. *	7,535	$147

AquaVenture Holdings Ltd. *	4,299	73

Cantel Medical Corp.	21,828	1,748

Casella Waste Systems, Inc., Class A *	22,800	322

CECO Environmental Corp.	19,094	201

Energy Recovery, Inc. *	20,059	167

Heritage-Crystal Clean, Inc. *	7,852	107

Tetra Tech, Inc.	35,224	1,439

US Ecology, Inc.	13,353	626
		5,131
Total Common Stocks
(Cost $812,895)		1,159,575

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 0.0%

Manufactured Goods – 0.0%

Mueller Industries, Inc., 6.00%, 3/1/27	$165	$164
Total Corporate Bonds
(Cost $165)		164

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Biotechnology & Pharmaceuticals – 0.0%

Dyax Corp. (Contingent Value Rights) *	80,916	$153

Omthera Pharmaceuticals, Inc. (Contingent Value Rights) *(1)	3,681	–

Tobira Therapeutics, Inc. (Contingent Value Rights) *	5,175	40
		193
Total Rights
(Cost $40)		193

OTHER – 0.0% (1)

Escrow DLB Oil & Gas *	1,200	–

Escrow Gerber Scientific, Inc. *	9,016	–

Escrow Position PetroCorp *	420	–
Total Other
(Cost $–)		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Asterias Biotherapeutics, Inc., Exp. 9/30/20, Strike $5.00 *(2)	1,136	$–
Total Warrants
(Cost $1)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.1%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (3)(4)	25,387,801	$25,388
Total Investment Companies
(Cost $25,388)		25,388

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.74%, 8/17/17 (5)(6)	$2,100	$2,094
Total Short-Term Investments
(Cost $2,094)		2,094

Total Investments – 100.3%
(Cost $840,583)		1,187,414

Liabilities less Other Assets – (0.3%)		(3,857)
NET ASSETS – 100.0%		$1,183,557

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Amount rounds to less than one thousand.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day yield as of March 31, 2017 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Russell 2000 Mini Index	373	$25,819	Long	6/17	$476

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	12.2%
Consumer Staples	2.9
Energy	3.4
Financials	19.3
Health Care	13.1
Industrials	14.4
Information Technology	17.4
Materials	5.2
Real Estate	7.8
Telecommunication Services	0.7
Utilities	3.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$1,159,575		$–	$–	$1,159,575
Corporate Bonds (1)	–		164	–	164
Rights (1)	–		–	193	193
Warrants	–	*	–	–	–	*
Investment Companies	25,388		–	–	25,388
Short-Term Investments	–		2,094	–	2,094
Total Investments	$1,184,963		$2,258	$193	$1,187,414

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$476		$–	$–	$476

(1)	Classifications as defined in the Schedule of Investments.
*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND	MARCH 31, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/2016 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/2017 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/17 (000s)

Rights

Biotechnology & Pharmaceuticals	$–	$–	$153	$40	$–	$–	$–	$193	$153

The Fund valued the securities included in the Balance as of 3/31/17 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/17 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS

Contingent Value Right	$193	Discounted Cash Flow Analysis	Discount Rate and Projected Cash Flows (1)

(1)	The significant unobservable inputs that can be used in the fair value measurement are: Discount Rate and Projected Cash Flows. Significant increases (decreases) in Discount Rates in isolation would result in a significantly lower (higher) fair value measurement while an increase (decrease) in Projected Cash Flow in isolation would result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND	MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2%

Aerospace & Defense – 2.3%

Arconic, Inc.	161,665	$4,258

Boeing (The) Co.	208,151	36,814

General Dynamics Corp.	103,984	19,466

Harris Corp.	45,280	5,038

L3 Technologies, Inc.	28,460	4,704

Lockheed Martin Corp.	91,239	24,416

Northrop Grumman Corp.	63,803	15,175

Raytheon Co.	106,986	16,315

Rockwell Collins, Inc.	47,972	4,661

Textron, Inc.	98,453	4,685

TransDigm Group, Inc.	18,058	3,976

United Technologies Corp.	273,864	30,730
		170,238

Apparel & Textile Products – 0.6%

Hanesbrands, Inc.	137,799	2,861

Michael Kors Holdings Ltd. *	59,913	2,283

NIKE, Inc., Class B	484,125	26,980

PVH Corp.	28,933	2,994

Ralph Lauren Corp.	20,551	1,677

Under Armour, Inc., Class A *	68,587	1,357

Under Armour, Inc., Class C *	66,309	1,213

VF Corp.	121,631	6,686
		46,051

Asset Management – 0.9%

Affiliated Managers Group, Inc.	20,716	3,396

Ameriprise Financial, Inc.	56,284	7,299

BlackRock, Inc.	44,450	17,047

Charles Schwab (The) Corp.	443,827	18,113

E*TRADE Financial Corp. *	101,046	3,525

Franklin Resources, Inc.	126,266	5,321

Invesco Ltd.	147,085	4,505

Leucadia National Corp.	117,879	3,065

T. Rowe Price Group, Inc.	88,608	6,039
		68,310

Automotive – 0.7%

BorgWarner, Inc.	72,946	3,048

Delphi Automotive PLC	98,680	7,943

Ford Motor Co.	1,426,707	16,607

General Motors Co.	498,163	17,615

Goodyear Tire & Rubber (The) Co.	91,955	3,310

Harley-Davidson, Inc.	64,404	3,897
		52,420

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Banking – 6.3%

Bank of America Corp.	3,663,758	$86,428

BB&T Corp.	295,602	13,213

Citigroup, Inc.	1,012,667	60,578

Citizens Financial Group, Inc.	186,462	6,442

Comerica, Inc.	64,295	4,409

Fifth Third Bancorp	273,403	6,944

Huntington Bancshares, Inc.	395,190	5,292

JPMorgan Chase & Co.	1,305,413	114,668

KeyCorp	390,978	6,952

M&T Bank Corp.	56,166	8,691

People’s United Financial, Inc.	125,525	2,285

PNC Financial Services Group (The), Inc.	177,715	21,368

Regions Financial Corp.	440,558	6,401

SunTrust Banks, Inc.	179,668	9,936

US Bancorp	581,988	29,972

Wells Fargo & Co.	1,645,701	91,600

Zions Bancorporation	74,173	3,115
		478,294

Biotechnology & Pharmaceuticals – 7.8%

AbbVie, Inc.	582,452	37,953

Alexion Pharmaceuticals, Inc. *	82,118	9,956

Allergan PLC	122,502	29,268

Amgen, Inc.	269,127	44,156

Biogen, Inc. *	78,891	21,570

Bristol-Myers Squibb Co.	611,267	33,241

Celgene Corp. *	284,284	35,373

Eli Lilly & Co.	354,796	29,842

Gilead Sciences, Inc.	477,665	32,443

Incyte Corp. *	64,364	8,603

Johnson & Johnson	991,623	123,507

Mallinckrodt PLC *	38,317	1,708

Merck & Co., Inc.	1,003,273	63,748

Mylan N.V. *	168,866	6,584

Perrigo Co. PLC	52,263	3,470

Pfizer, Inc.	2,174,783	74,399

Regeneron Pharmaceuticals, Inc. *	27,788	10,768

Vertex Pharmaceuticals, Inc. *	90,916	9,942

Zoetis, Inc.	179,942	9,603
		586,134

Chemicals – 1.9%

Air Products & Chemicals, Inc.	79,570	10,765

Albemarle Corp.	40,975	4,329

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Chemicals – 1.9% – continued

Avery Dennison Corp.	32,418	$2,613

CF Industries Holdings, Inc.	84,972	2,494

Dow Chemical (The) Co.	407,522	25,894

E.I. du Pont de Nemours & Co.	315,956	25,381

Eastman Chemical Co.	53,482	4,321

FMC Corp.	48,760	3,393

International Flavors & Fragrances, Inc.	28,934	3,835

LyondellBasell Industries N.V., Class A	120,641	11,001

Monsanto Co.	160,241	18,139

Mosaic (The) Co.	127,659	3,725

PPG Industries, Inc.	93,971	9,874

Praxair, Inc.	104,404	12,382

Sherwin-Williams (The) Co.	29,668	9,203
		147,349

Commercial Services – 0.3%

Cintas Corp.	31,362	3,969

Ecolab, Inc.	95,981	12,030

H&R Block, Inc.	75,477	1,755

Robert Half International, Inc.	46,960	2,293
		20,047

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	23,139	5,050

Vulcan Materials Co.	48,236	5,812
		10,862

Consumer Products – 7.2%

Altria Group, Inc.	708,679	50,614

Archer-Daniels-Midland Co.	208,525	9,601

Brown-Forman Corp., Class B	64,735	2,989

Campbell Soup Co.	70,625	4,043

Church & Dwight Co., Inc.	93,110	4,643

Clorox (The) Co.	46,915	6,326

Coca-Cola (The) Co.	1,412,074	59,928

Colgate-Palmolive Co.	322,655	23,615

Conagra Brands, Inc.	151,506	6,112

Constellation Brands, Inc., Class A	63,122	10,230

Coty, Inc., Class A	171,320	3,106

Dr. Pepper Snapple Group, Inc.	66,945	6,555

Estee Lauder (The) Cos., Inc., Class A	80,991	6,867

General Mills, Inc.	211,946	12,507

Hershey (The) Co.	51,254	5,600

Hormel Foods Corp.	98,388	3,407

JM Smucker (The) Co.	42,440	5,563

Kellogg Co.	92,076	6,686

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Consumer Products – 7.2% – continued

Kimberly-Clark Corp.	130,020	$17,115

Kraft Heinz (The) Co.	217,942	19,791

McCormick & Co., Inc. (Non Voting)	41,735	4,071

Mead Johnson Nutrition Co.	67,311	5,996

Molson Coors Brewing Co., Class B	67,683	6,478

Mondelez International, Inc., Class A	557,897	24,034

Monster Beverage Corp. *	146,620	6,769

PepsiCo, Inc.	521,484	58,333

Philip Morris International, Inc.	566,919	64,005

Procter & Gamble (The) Co.	934,265	83,944

Reynolds American, Inc.	302,247	19,048

Tyson Foods, Inc., Class A	104,869	6,471
		544,447

Containers & Packaging – 0.8%

3M Co.	217,862	41,683

Ball Corp.	63,691	4,730

International Paper Co.	150,816	7,658

Sealed Air Corp.	70,460	3,071

WestRock Co.	91,484	4,760
		61,902

Distributors – Consumer Staples – 0.1%

Sysco Corp.	181,621	9,430

Distributors – Discretionary – 0.1%

Fastenal Co.	105,324	5,424

LKQ Corp. *	112,087	3,281
		8,705

Electrical Equipment – 3.0%

Acuity Brands, Inc.	16,066	3,278

Allegion PLC	34,942	2,645

AMETEK, Inc.	84,324	4,560

Amphenol Corp., Class A	112,360	7,997

Eaton Corp. PLC	164,556	12,202

Emerson Electric Co.	235,705	14,109

Fortive Corp.	110,433	6,650

General Electric Co.	3,188,502	95,017

Honeywell International, Inc.	278,173	34,736

Ingersoll-Rand PLC	94,853	7,713

Johnson Controls International PLC	343,052	14,449

Rockwell Automation, Inc.	47,040	7,325

Roper Technologies, Inc.	37,238	7,689

TE Connectivity Ltd.	130,138	9,702
		228,072

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Engineering & Construction Services – 0.1%

Fluor Corp.	50,751	$2,671

Jacobs Engineering Group, Inc.	44,027	2,434

Quanta Services, Inc. *	55,091	2,044
		7,149

Gaming, Lodging & Restaurants – 1.6%

Carnival Corp.	152,782	9,000

Chipotle Mexican Grill, Inc. *	10,549	4,700

Darden Restaurants, Inc.	45,513	3,808

Marriott International, Inc., Class A	114,934	10,825

McDonald’s Corp.	299,282	38,790

Royal Caribbean Cruises Ltd.	60,982	5,983

Starbucks Corp.	532,606	31,099

Wyndham Worldwide Corp.	38,394	3,236

Wynn Resorts Ltd.	28,916	3,314

Yum! Brands, Inc.	122,848	7,850
		118,605

Hardware – 5.2%

Apple, Inc.	1,917,327	275,443

Cisco Systems, Inc.	1,830,429	61,868

Corning, Inc.	338,924	9,151

F5 Networks, Inc. *	23,797	3,393

FLIR Systems, Inc.	49,601	1,800

Garmin Ltd.	41,880	2,140

HP, Inc.	618,618	11,061

Juniper Networks, Inc.	140,379	3,907

Motorola Solutions, Inc.	60,474	5,214

NetApp, Inc.	98,890	4,139

Seagate Technology PLC	108,386	4,978

Western Digital Corp.	105,245	8,686

Xerox Corp.	310,395	2,278
		394,058

Health Care Facilities & Services – 2.6%

Aetna, Inc.	128,511	16,392

AmerisourceBergen Corp.	60,342	5,340

Anthem, Inc.	96,597	15,975

Cardinal Health, Inc.	115,264	9,400

Centene Corp. *	63,012	4,490

Cigna Corp.	93,924	13,759

DaVita, Inc. *	56,831	3,863

Envision Healthcare Corp. *	42,762	2,622

Express Scripts Holding Co. *	221,345	14,589

HCA Holdings, Inc. *	105,494	9,388

Henry Schein, Inc. *	28,926	4,917

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Health Care Facilities & Services – 2.6% – continued

Humana, Inc.	54,562	$11,247

Laboratory Corp. of America Holdings *	37,537	5,386

McKesson Corp.	77,605	11,506

Patterson Cos., Inc.	29,960	1,355

Quest Diagnostics, Inc.	50,506	4,959

UnitedHealth Group, Inc.	351,603	57,666

Universal Health Services, Inc., Class B	32,673	4,066
		196,920

Home & Office Products – 0.7%

D.R. Horton, Inc.	123,674	4,120

Fortune Brands Home & Security, Inc.	56,199	3,420

Leggett & Platt, Inc.	48,706	2,451

Lennar Corp., Class A	74,333	3,805

Masco Corp.	117,073	3,979

Mohawk Industries, Inc. *	22,971	5,272

Newell Brands, Inc.	176,822	8,341

PulteGroup, Inc.	104,647	2,464

Snap-on, Inc.	21,142	3,566

Stanley Black & Decker, Inc.	55,773	7,410

Whirlpool Corp.	27,370	4,689
		49,517

Industrial Services – 0.1%

United Rentals, Inc. *	30,687	3,838

W.W. Grainger, Inc.	19,768	4,601
		8,439

Institutional Financial Services – 1.7%

Bank of New York Mellon (The) Corp.	379,042	17,902

CBOE Holdings, Inc.	33,179	2,690

CME Group, Inc.	124,084	14,741

Goldman Sachs Group (The), Inc.	135,383	31,100

Intercontinental Exchange, Inc.	217,694	13,033

Morgan Stanley	525,196	22,499

Nasdaq, Inc.	42,128	2,926

Northern Trust Corp. (1)	80,837	6,999

Raymond James Financial, Inc.	46,678	3,560

State Street Corp.	131,150	10,441
		125,891

Insurance – 4.2%

Aflac, Inc.	146,746	10,627

Allstate (The) Corp.	133,484	10,878

American International Group, Inc.	340,113	21,233

Aon PLC	95,852	11,377

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Insurance – 4.2% – continued

Arthur J. Gallagher & Co.	65,661	$3,712

Assurant, Inc.	20,261	1,938

Berkshire Hathaway, Inc., Class B *	693,997	115,675

Chubb Ltd.	170,241	23,195

Cincinnati Financial Corp.	54,594	3,945

Hartford Financial Services Group (The), Inc.	136,606	6,567

Lincoln National Corp.	82,328	5,388

Loews Corp.	100,628	4,706

Marsh & McLennan Cos., Inc.	188,504	13,929

MetLife, Inc.	397,382	20,990

Principal Financial Group, Inc.	97,430	6,149

Progressive (The) Corp.	212,625	8,331

Prudential Financial, Inc.	157,168	16,767

Torchmark Corp.	40,120	3,091

Travelers (The) Cos., Inc.	102,239	12,324

Unum Group	83,486	3,915

Willis Towers Watson PLC	46,446	6,079

XL Group Ltd.	96,807	3,859
		314,675

Iron & Steel – 0.1%

Nucor Corp.	116,888	6,981

Leisure Products – 0.1%

Hasbro, Inc.	40,923	4,085

Mattel, Inc.	124,658	3,192
		7,277

Machinery – 0.9%

Caterpillar, Inc.	214,349	19,883

Deere & Co.	107,117	11,661

Dover Corp.	56,613	4,549

Flowserve Corp.	47,570	2,303

Illinois Tool Works, Inc.	113,967	15,097

Parker-Hannifin Corp.	48,596	7,791

Pentair PLC	60,941	3,826

Xylem, Inc.	65,392	3,284
		68,394

Media – 8.3%

Alphabet, Inc., Class A *	108,582	92,056

Alphabet, Inc., Class C *	107,990	89,584

CBS Corp., Class B (Non Voting)	136,243	9,450

Charter Communications, Inc., Class A *	78,627	25,736

Comcast Corp., Class A	1,729,847	65,025

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Media – 8.3% – continued

Discovery Communications, Inc., Class A *	54,944	$1,598

Discovery Communications, Inc., Class C *	78,588	2,225

DISH Network Corp., Class A *	82,579	5,243

Expedia, Inc.	43,990	5,550

Facebook, Inc., Class A *	860,702	122,263

Interpublic Group of (The) Cos., Inc.	142,603	3,504

Netflix, Inc. *	157,288	23,249

News Corp., Class A	138,189	1,796

News Corp., Class B	45,373	612

Omnicom Group, Inc.	85,942	7,409

Priceline Group (The), Inc. *	17,979	32,002

Scripps Networks Interactive, Inc., Class A	34,719	2,721

TEGNA, Inc.	78,150	2,002

Time Warner, Inc.	283,029	27,655

TripAdvisor, Inc. *	41,656	1,798

Twenty-First Century Fox, Inc., Class A	384,106	12,441

Twenty-First Century Fox, Inc., Class B	177,433	5,639

VeriSign, Inc. *	32,563	2,837

Viacom, Inc., Class B	126,577	5,901

Walt Disney (The) Co.	531,750	60,295

Yahoo!, Inc. *	320,937	14,895
		623,486

Medical Equipment & Devices – 3.2%

Abbott Laboratories	631,360	28,039

Agilent Technologies, Inc.	118,170	6,248

Baxter International, Inc.	177,387	9,199

Becton Dickinson and Co.	77,745	14,262

Boston Scientific Corp. *	498,225	12,391

C.R. Bard, Inc.	26,304	6,538

Cooper (The) Cos., Inc.	17,767	3,551

Danaher Corp.	222,877	19,063

DENTSPLY SIRONA, Inc.	84,133	5,253

Edwards Lifesciences Corp. *	77,908	7,329

Hologic, Inc. *	102,547	4,363

IDEXX Laboratories, Inc. *	32,151	4,971

Illumina, Inc. *	53,523	9,133

Intuitive Surgical, Inc. *	13,418	10,284

Medtronic PLC	500,270	40,302

Mettler-Toledo International, Inc. *	9,456	4,529

PerkinElmer, Inc.	39,917	2,318

Stryker Corp.	113,227	14,906

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Medical Equipment & Devices – 3.2% – continued

Thermo Fisher Scientific, Inc.	142,562	$21,897

Varian Medical Systems, Inc. *	34,031	3,101

Waters Corp. *	29,361	4,589

Zimmer Biomet Holdings, Inc.	73,485	8,973
		241,239

Metals & Mining – 0.2%

Freeport-McMoRan, Inc. *	486,887	6,505

Newmont Mining Corp.	194,946	6,425
		12,930

Oil, Gas & Coal – 6.5%

Anadarko Petroleum Corp.	204,485	12,678

Apache Corp.	138,301	7,107

Baker Hughes, Inc.	155,412	9,297

Cabot Oil & Gas Corp.	173,684	4,153

Chesapeake Energy Corp. *	281,214	1,670

Chevron Corp.	691,853	74,284

Cimarex Energy Co.	34,619	4,137

Concho Resources, Inc. *	54,161	6,951

ConocoPhillips	451,497	22,516

Devon Energy Corp.	192,050	8,012

EOG Resources, Inc.	210,825	20,566

EQT Corp.	62,978	3,848

Exxon Mobil Corp.	1,515,381	124,276

Halliburton Co.	316,670	15,583

Helmerich & Payne, Inc.	39,435	2,625

Hess Corp.	98,373	4,743

Kinder Morgan, Inc.	701,984	15,261

Marathon Oil Corp.	308,796	4,879

Marathon Petroleum Corp.	193,325	9,771

Murphy Oil Corp.	58,693	1,678

National Oilwell Varco, Inc.	138,975	5,572

Newfield Exploration Co. *	73,381	2,708

Noble Energy, Inc.	159,212	5,467

Occidental Petroleum Corp.	279,362	17,700

ONEOK, Inc.	76,742	4,255

Phillips 66	161,335	12,781

Pioneer Natural Resources Co.	62,126	11,570

Range Resources Corp.	68,031	1,980

Schlumberger Ltd.	509,429	39,786

Southwestern Energy Co. *	182,627	1,492

TechnipFMC PLC *	171,289	5,567

Tesoro Corp.	42,598	3,453

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Oil, Gas & Coal – 6.5% – continued

Transocean Ltd. *	141,982	$1,768

Valero Energy Corp.	164,939	10,934

Williams (The) Cos., Inc.	301,822	8,931
		487,999

Passenger Transportation – 0.6%

Alaska Air Group, Inc.	44,900	4,141

American Airlines Group, Inc.	184,316	7,797

Delta Air Lines, Inc.	267,103	12,276

Southwest Airlines Co.	225,233	12,108

United Continental Holdings, Inc. *	104,459	7,379
		43,701

Real Estate – 0.0%

CBRE Group, Inc., Class A *	109,354	3,804

Real Estate Investment Trusts – 2.8%

Alexandria Real Estate Equities, Inc.	32,483	3,590

American Tower Corp.	156,111	18,974

Apartment Investment & Management Co., Class A	57,135	2,534

AvalonBay Communities, Inc.	50,298	9,235

Boston Properties, Inc.	56,423	7,471

Crown Castle International Corp.	131,935	12,461

Digital Realty Trust, Inc.	58,401	6,213

Equinix, Inc.	28,398	11,370

Equity Residential	134,185	8,349

Essex Property Trust, Inc.	23,862	5,525

Extra Space Storage, Inc.	45,846	3,411

Federal Realty Investment Trust	26,175	3,494

GGP, Inc.	212,813	4,933

HCP, Inc.	170,411	5,330

Host Hotels & Resorts, Inc.	269,559	5,030

Iron Mountain, Inc.	89,286	3,185

Kimco Realty Corp.	155,046	3,425

Macerich (The) Co.	44,024	2,835

Mid-America Apartment Communities, Inc.	41,353	4,207

Prologis, Inc.	193,587	10,043

Public Storage	54,574	11,947

Realty Income Corp.	99,099	5,899

Regency Centers Corp.	53,253	3,535

Simon Property Group, Inc.	116,884	20,108

SL Green Realty Corp.	36,923	3,937

UDR, Inc.	97,304	3,528

Ventas, Inc.	129,866	8,447

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Real Estate Investment Trusts – 2.8% – continued

Vornado Realty Trust	63,152	$6,335

Welltower, Inc.	132,845	9,408

Weyerhaeuser Co.	274,054	9,312
		214,071

Retail – Consumer Staples – 2.1%

Costco Wholesale Corp.	160,401	26,898

CVS Health Corp.	374,856	29,426

Dollar General Corp.	93,302	6,506

Dollar Tree, Inc. *	86,712	6,803

Kroger (The) Co.	337,738	9,960

Target Corp.	203,149	11,212

Walgreens Boots Alliance, Inc.	311,795	25,895

Wal-Mart Stores, Inc.	550,287	39,665

Whole Foods Market, Inc.	116,066	3,449
		159,814

Retail – Discretionary – 4.5%

Advance Auto Parts, Inc.	26,840	3,979

Amazon.com, Inc. *	144,732	128,311

AutoNation, Inc. *	24,193	1,023

AutoZone, Inc. *	10,405	7,523

Bed Bath & Beyond, Inc.	55,465	2,189

Best Buy Co., Inc.	99,490	4,890

CarMax, Inc. *	68,383	4,050

Coach, Inc.	102,288	4,227

eBay, Inc. *	369,490	12,404

Foot Locker, Inc.	48,363	3,618

Gap (The), Inc.	79,948	1,942

Genuine Parts Co.	54,195	5,008

Home Depot (The), Inc.	445,142	65,360

Kohl’s Corp.	64,322	2,561

L Brands, Inc.	87,528	4,122

Lowe’sCos.,Inc.	316,312	26,004

Macy’s, Inc.	111,393	3,302

Nordstrom, Inc.	41,199	1,919

O’Reilly Automotive, Inc. *	33,486	9,036

Ross Stores, Inc.	143,748	9,469

Signet Jewelers Ltd.	25,362	1,757

Staples, Inc.	237,255	2,081

Tiffany & Co.	38,999	3,716

TJX (The) Cos., Inc.	238,193	18,836

Tractor Supply Co.	47,827	3,299

Ulta Beauty, Inc. *	21,359	6,092
		336,718

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Semiconductors – 3.4%

Advanced Micro Devices, Inc. *	281,866	$4,101

Analog Devices, Inc.	133,200	10,916

Applied Materials, Inc.	395,038	15,367

Broadcom Ltd.	146,527	32,084

Intel Corp.	1,728,133	62,334

KLA-Tencor Corp.	57,473	5,464

Lam Research Corp.	59,322	7,615

Microchip Technology, Inc.	79,390	5,857

Micron Technology, Inc. *	378,722	10,945

NVIDIA Corp.	215,243	23,446

Qorvo, Inc. *	46,539	3,191

QUALCOMM, Inc.	539,736	30,948

Skyworks Solutions, Inc.	67,702	6,633

Texas Instruments, Inc.	364,918	29,398

Xilinx, Inc.	90,858	5,260
		253,559

Software – 4.7%

Activision Blizzard, Inc.	252,783	12,604

Adobe Systems, Inc. *	181,158	23,574

Akamai Technologies, Inc. *	63,142	3,770

Autodesk, Inc. *	71,363	6,171

CA, Inc.	114,201	3,622

Cerner Corp. *	107,312	6,315

Citrix Systems, Inc. *	57,442	4,790

Electronic Arts, Inc. *	112,657	10,085

Intuit, Inc.	88,842	10,305

Microsoft Corp.	2,823,994	185,988

Oracle Corp.	1,095,222	48,858

Red Hat, Inc. *	65,444	5,661

salesforce.com, Inc. *	239,327	19,742

Symantec Corp.	225,486	6,918

Synopsys, Inc. *	55,127	3,976
		352,379

Specialty Finance – 2.8%

Alliance Data Systems Corp.	20,452	5,092

American Express Co.	276,664	21,887

Capital One Financial Corp.	175,722	15,228

Discover Financial Services	140,894	9,636

Fidelity National Information Services, Inc.	120,196	9,570

Fiserv, Inc. *	78,469	9,048

Global Payments, Inc.	55,376	4,468

Mastercard, Inc., Class A	344,319	38,726

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Specialty Finance – 2.8% – continued

Navient Corp.	106,470	$1,571

PayPal Holdings, Inc. *	410,461	17,658

Synchrony Financial	281,505	9,656

Total System Services, Inc.	60,287	3,223

Visa, Inc., Class A	679,019	60,344

Western Union (The) Co.	176,697	3,596
		209,703

Technology Services – 2.3%

Accenture PLC, Class A	227,554	27,279

Automatic Data Processing, Inc.	163,893	16,781

Cognizant Technology Solutions Corp., Class A *	222,442	13,240

CSRA, Inc.	53,014	1,553

Dun & Bradstreet (The) Corp.	13,361	1,442

Equifax, Inc.	44,008	6,018

Hewlett Packard Enterprise Co.	609,332	14,441

International Business Machines Corp.	313,680	54,624

Moody’s Corp.	60,548	6,784

Nielsen Holdings PLC	122,428	5,058

Paychex, Inc.	116,455	6,859

S&P Global, Inc.	94,336	12,333

Teradata Corp. *	47,370	1,474

Verisk Analytics, Inc. *	56,748	4,605
		172,491

Telecom – 2.3%

AT&T, Inc.	2,244,379	93,254

CenturyLink, Inc.	199,277	4,697

Level 3 Communications, Inc. *	107,129	6,130

Verizon Communications, Inc.	1,489,645	72,620
		176,701

Transportation & Logistics – 1.6%

C.H. Robinson Worldwide, Inc.	51,620	3,990

CSX Corp.	338,536	15,759

Expeditors International of Washington, Inc.	65,685	3,710

FedEx Corp.	89,598	17,485

JB Hunt Transport Services, Inc.	31,936	2,930

Kansas City Southern	39,205	3,362

Norfolk Southern Corp.	105,968	11,865

Ryder System, Inc.	19,851	1,498

Union Pacific Corp.	297,344	31,495

United Parcel Service, Inc., Class B	251,878	27,026
		119,120

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.2% – continued

Transportation Equipment – 0.2%

Cummins, Inc.	56,539	$8,548

PACCAR, Inc.	128,479	8,634
		17,182

Utilities – 3.1%

AES Corp.	240,552	2,689

Alliant Energy Corp.	82,876	3,283

Ameren Corp.	88,350	4,823

American Electric Power Co., Inc.	179,959	12,081

American Water Works Co., Inc.	64,860	5,044

CenterPoint Energy, Inc.	156,803	4,323

CMS Energy Corp.	102,814	4,600

Consolidated Edison, Inc.	111,801	8,682

Dominion Resources, Inc.	229,608	17,811

DTE Energy Co.	65,336	6,671

Duke Energy Corp.	255,835	20,981

Edison International	119,340	9,501

Entergy Corp.	65,330	4,963

Eversource Energy	115,591	6,794

Exelon Corp.	338,723	12,187

FirstEnergy Corp.	161,903	5,152

NextEra Energy, Inc.	170,894	21,938

NiSource, Inc.	117,691	2,800

NRG Energy, Inc.	115,040	2,151

PG&E Corp.	185,405	12,304

Pinnacle West Capital Corp.	40,575	3,383

PPL Corp.	248,995	9,310

Public Service Enterprise Group, Inc.	185,438	8,224

SCANA Corp.	52,103	3,405

Sempra Energy	91,603	10,122

Southern (The) Co.	362,422	18,041

WEC Energy Group, Inc.	115,003	6,973

Xcel Energy, Inc.	185,082	8,227
		236,463

Waste & Environment Services & Equipment – 0.2%

Republic Services, Inc.	84,214	5,289

Stericycle, Inc. *	31,012	2,571

Waste Management, Inc.	148,160	10,804
		18,664
Total Common Stocks
(Cost $3,969,999)		7,410,191

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	117	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.6%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (2)(3)	116,230,783	$116,231
Total Investment Companies
(Cost $116,231)		116,231

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.75%, 8/17/17 (4)(5)	$8,160	$8,136
Total Short-Term Investments
(Cost $8,137)		8,136

Total Investments – 99.9%
(Cost $4,094,367)		7,534,558

Other Assets less Liabilities – 0.1%		10,021
NET ASSETS – 100.0%		$7,544,579

(1)	Investment in affiliate.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day yield as of March 31, 2017 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-Mini S&P 500	1,120	$132,115	Long	6/17	$(79)

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	12.3%
Consumer Staples	9.3
Energy	6.6
Financials	14.4
Health Care	13.9
Industrials	10.1
Information Technology	22.1
Materials	2.8
Real Estate	2.9
Telecommunication Services	2.4
Utilities	3.2

Total	100%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$7,410,191	$–	$–	$7,410,191
Investment Companies	116,231	–	–	116,231
Short-Term Investments	–	8,136	–	8,136
Total Investments	$7,526,422	$8,136	$–	$7,534,558

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(79)	$–	$–	$(79)

(1)	Classification as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2017

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2017, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives

NORTHERN FUNDS ANNUAL REPORT	119	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counter parties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2017, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Emerging Markets Equity Index	Long	Hedge/Liquidity

Global Real Estate Index	Long	Hedge/Liquidity

Global Sustainability Index	Long	Hedge/Liquidity

International Equity Index	Long	Hedge/Liquidity

Mid Cap Index	Long	Hedge/Liquidity

Small Cap Index	Long	Hedge/Liquidity

Stock Index	Long	Hedge/Liquidity

At March 31, 2017, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Mid Cap Index, Small Cap Index and Stock Index Funds was approximately $4,886,000, $2,094,000 and $8,136,000, respectively. At March 31, 2017, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds was approximately $1,221,000, $1,797,000, $388,000, and $2,882,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s

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MARCH 31, 2017

foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees for the fiscal year ended March 31, 2017, were approximately $1,000, $5,000, $1,000, and $46,000 for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. Redemption fees were approximately $1,000, $2,000, $2,000 and $3,000 for the fiscal year ended March 31, 2016, for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. These amounts are included in “Payments for Shares Redeemed” in Note 8—Capital Share Transactions. The impact from redemption fees paid to the Funds was less than $0.001 per share for both fiscal years.

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY

Emerging Markets Equity Index	Annually

Global Real Estate Index	Quarterly

Global Sustainability Index	Annually

International Equity Index	Annually

Mid Cap Index	Annually

Small Cap Index	Annually

Stock Index	Quarterly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance

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NOTES TO THE FINANCIAL STATEMENTS continued

with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2017, the following reclassifications were recorded:

Amounts in thousands	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)	CAPITAL STOCK
Emerging Markets Equity Index	$168	$12,626	$(12,794)
Global Real Estate Index	2,167	97,020	(99,187)
Global Sustainability Index	(95)	95	–
International Equity Index	(1,487)	60,680	(59,193)
Small Cap Index	30	(341)	311
Stock Index	–	(2,323)	2,323

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2016 through the fiscal year ended March 31, 2017, the following Fund incurred net capital losses and/or Section 988 net currency losses which the Funds intend to treat as having been incurred in the following fiscal year:

Amounts in thousands
International Equity Index	$46,616

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Emerging Markets Equity Index Fund and International Equity Index Fund had approximately $12,794,000 and $67,464,000 of capital loss carryforwards expire during the fiscal year ended March 31, 2017.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Emerging Markets Equity Index	$8,939	$270,124
International Equity Index*	13,589	270,496

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2017, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration for the Funds in the table below were as follows:

Amounts in thousands	MARCH 31, 2018	MARCH 31, 2019

Emerging Markets Equity Index	$101,299	$4,624
International Equity Index*	193,709	8,431

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2019.

The Funds in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

The Global Real Estate Index Fund had approximately $97,594,000 of capital loss carryforwards expire during the fiscal year ended November 30, 2016.

At November 30, 2016, the Global Real Estate Index Fund’s last tax year end, the non-expiring long-term capital loss was approximately $2,128,000. The Fund may offset future capital gains with these capital loss carryforwards.

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MARCH 31, 2017

At November 30, 2016, the Global Real Estate Index Fund’s last tax year end, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	NOVEMBER 30, 2017	NOVEMBER 30, 2018	NOVEMBER 30, 2019

Global Real Estate Index	$496,445	$10,164	$13,694

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

At March 31, 2017, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS

Emerging Markets Equity Index	$3,948	$–	$329,934

Global Sustainability Index	1,935	753	59,948

International Equity Index	33,787	–	517,140

Mid Cap Index	11,934	43,363	479,290

Small Cap Index	3,681	18,473	336,170

Stock Index	7,603	56,617	3,322,288

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2016, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS

Global Real Estate Index	$15,948	$–	$151,305

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Emerging Markets Equity Index	$36,000	$–

Global Sustainability Index	6,120	2,724

International Equity Index	127,449	–

Mid Cap Index	26,452	98,331

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Small Cap Index	$11,700	$32,856

Stock Index	142,940	48,570

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Emerging Markets Equity Index	$39,101	$–

Global Sustainability Index	4,360	3,997

International Equity Index	116,683	–

Mid Cap Index	26,149	95,448

Small Cap Index	14,733	45,858

Stock Index	156,980	84,790

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2016 and November 30, 2015 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2016 AND NOVEMBER 30, 2015 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Global Real Estate Index (2016)	$44,163	$–	$ –

Global Real Estate Index (2015)	49,559	–	6,949

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2016 through March 31, 2017 will be determined at the end of its tax year.

As of March 31, 2017, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns for three years after they are filed, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

J) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PL AN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. Effective April 1, 2017, the Service Plan was amended to permit an annual rate up to 0.15 percent of the average daily net assets of the Funds. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2017.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2017.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds entered into a $250,000,000 senior unsecured revolving credit facility on November 23, 2015, which expired on November 21, 2016 and was administered by Citibank, N.A., for liquidity and other purposes (the “Prior Credit Facility”). The interest rate charged under the Prior Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Prior Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Prior Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Prior Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

During the fiscal year ended March 31, 2017, the following Funds had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Emerging Markets Equity Index	$600	1.78%

Global Real Estate Index	2,967	1.46%

Global Sustainability Index	3,740	1.53%

No other Funds had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2017.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2017, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES	CONTRACTUAL EXPENSE LIMITATIONS

Emerging Markets Equity Index	0.21%	0.30%

Global Real Estate Index	0.40%	0.50%

Global Sustainability Index	0.18%	0.30%

International Equity Index	0.18%	0.25%

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MARCH 31, 2017

	CONTRACTUAL ANNUAL MANAGEMENT FEES	CONTRACTUAL EXPENSE LIMITATIONS

Mid Cap Index	0.13%	0.15%

Small Cap Index	0.13%	0.15%

Stock Index	0.08%	0.10%

The contractual reimbursement arrangement is expected to continue until at least July 31, 2017. The contractual reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2017, the uninvested cash of the Funds is invested in the Northern Institutional Funds Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specific conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2017, the following Funds engaged in purchases and/or sales of securities from an affiliated entity.

Amounts in thousands	PURCHASES	SALES

Global Sustainability Index	$42	$–

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NOTES TO THE FINANCIAL STATEMENTS continued

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Emerging Markets Equity Index	$–	$1,034,304	$–	$560,605

Global Real Estate Index	–	112,259	–	125,672

Global Sustainability Index	–	78,314	–	49,942

International Equity Index	–	1,159,736	–	1,327,399

Mid Cap Index	–	541,637	–	362,690

Small Cap Index	–	210,532	–	198,283

Stock Index	–	276,584	–	808,781

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2017, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES

Emerging Markets Equity Index	$510,627	$(181,043)	$329,584	$1,956,733

Global Real Estate Index	316,175	(82,915)	233,260	1,635,253

Global Sustainability Index	67,638	(7,674)	59,964	234,094

International Equity Index	826,546	(308,463)	518,083	3,836,313

Mid Cap Index	555,007	(75,717)	479,290	1,699,013

Small Cap Index	415,709	(79,564)	336,145	851,244

Stock Index	3,404,502	(82,214)	3,322,288	4,212,270

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Emerging Markets Equity Index	89,890	$886,601	1,106	$10,537	(43,333)	$ (424,316)	47,663	$472,822

Global Real Estate Index	36,173	362,476	1,133	11,094	(37,796)	(377,127)	(490)	(3,557)

Global Sustainability Index	5,988	71,800	401	4,786	(4,024)	(48,838)	2,365	27,748

International Equity Index	103,096	1,119,072	1,723	18,130	(122,747)	(1,323,671)	(17,928)	(186,469)

Mid Cap Index	30,315	538,716	5,384	96,866	(21,746)	(384,216)	13,953	251,366

Small Cap Index	20,120	246,377	2,588	32,965	(20,590)	(246,642)	2,118	32,700

Stock Index	46,506	1,239,637	2,781	75,110	(65,138)	(1,741,596)	(15,851)	(426,849)

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Emerging Markets Equity Index	113,319	$1,082,270	1,184	$10,432	(105,371)	$(961,632)	9,132	$131,070

Global Real Estate Index	61,780	596,097	828	7,971	(44,685)	(430,358)	17,923	173,710

Global Sustainability Index	6,874	79,926	458	5,205	(4,082)	(46,892)	3,250	38,239

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MARCH 31, 2017

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

International Equity Index	144,678	1,591,491	1,675	17,954	(102,060)	(1,115,302)	44,293	494,143

Mid Cap Index	25,853	434,556	6,138	96,554	(19,172)	(324,358)	12,819	206,752

Small Cap Index	20,033	229,805	4,392	47,699	(18,617)	(213,907)	5,808	63,597

Stock Index	51,079	1,267,261	4,497	111,209	(48,700)	(1,205,218)	6,876	173,252

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR

Emerging Markets Equity Index	Northern Institutional Funds - Government Assets Portfolio*	$5,265	$546,207	$530,948	$–	$–	$49	$20,524

Global Real Estate Index	Northern Institutional Funds - Government Assets Portfolio*	2,337	227,652	211,741	–	–	51	18,248

Global Sustainability Index	Northern Institutional Funds - Government Assets Portfolio*	5,302	63,416	62,834	–	–	12	5,884

	Northern Trust Corp.	182	48	–	68	–	5	298

	Total	$5,484	$63,464	$62,834	$68	$–	$17	$6,182

International Equity Index	Northern Institutional Funds - Government Assets Portfolio*	28,145	712,994	732,932	–	–	57	8,207

Mid Cap Index	Northern Institutional Funds - Government Assets Portfolio*	37,458	438,712	433,502	–	–	167	42,668

Small Cap Index	Northern Institutional Funds - Government Assets Portfolio*	21,467	205,609	201,688	–	–	55	25,388

Stock Index	Northern Institutional Funds - Government Assets Portfolio*	38,970	568,242	490,981	–	–	156	116,231

	Northern Trust Corp.	5,267	–	–	1,732	–	121	6,999

	Total	$44,237	$568,242	$490,981	$1,732	$–	$277	$123,230

*	Prior to October 1, 2016, the Government Assets Portfolio was named the Diversified Assets Portfolio.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2017:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENT OF ASSETS LOCATION	VALUE		STATEMENT OF LIABILITIES LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net Assets - Net unrealized appreciation	$834	*	Net Assets - Net unrealized depreciation	$(21	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	–		Unrealized depreciation on forward foreign currency exchange contracts	(170)

Global Real Estate Index	Equity contracts	Net Assets - Net unrealized appreciation	247	*	Net Assets - Net unrealized depreciation	(125	)*

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NOTES TO THE FINANCIAL STATEMENTS continued

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENT OF ASSETS LOCATION	VALUE		STATEMENT OF LIABILITIES LOCATION	VALUE
	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	88		Unrealized depreciation on forward foreign currency exchange contracts	(17)

Global Sustainability Index	Equity contracts	Net Assets – Net unrealized appreciation	38	*	Net Assets – Net unrealized depreciation	(27	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	24		Unrealized depreciation on forward foreign currency exchange contracts	–	**

International Equity Index	Equity contracts	Net Assets - Net unrealized appreciation	530	*	Net Assets - Net unrealized depreciation	(252	)*

	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	416		Unrealized depreciation on forward foreign currency exchange contracts	(120)

Mid Cap Index	Equity contracts	Net Assets - Net unrealized appreciation	317	*	Net Assets - Net unrealized depreciation	–

Small Cap Index	Equity contracts	Net Assets – Net unrealized appreciation	476	*	Net Assets – Net unrealized depreciation	–

Stock Index	Equity contracts	Net Assets – Net unrealized appreciation	–		Net Assets – Net unrealized depreciation	(79	)*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

**	Amount rounds to less than one thousand.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Fund may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2017, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Global Real Estate Index	Bank of Montreal	$1	$–	$–	$1
	Citibank	15	(7)	–	8
	Goldman Sachs	6	–	–	6
	JPMorgan Chase	1	–	–	1
	Morgan Stanley	65	–	–	65
	Total	$88	$(7)	$–	$81
Global Sustainability Index	Citibank	$6	$–	$–	$6
	Goldman Sachs	1	–	–	1
	Morgan Stanley	16	–	–	16
	Toronto-Dominion Bank	1	–	–	1

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MARCH 31, 2017

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
	Total	$24		$–	$–	$24
International Equity Index	Bank of Montreal	$–	*	$–	$–	$–	*
	BNY Mellon	28		(2)	–	26
	Citibank	121		(7)	–	114
	Goldman Sachs	6		(6)	–	–
	JPMorgan Chase	18		(18)	–	–
	Morgan Stanley	180		(6)	–	174
	Toronto-Dominion Bank	63		(45)	–	18
	Total	$416		$(84)	$–	$332

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT
Emerging Markets Equity Index	Citibank	$(134)	$–	$–	$(134)
	Goldman Sachs	(4)	–	–	(4)
	Morgan Stanley	(32)	–	–	(32)
	Total	$(170)	–	–	$(170)
Global Real Estate Index	BNY Mellon	$– *	$–	$–	$– *
	Citibank	(7)	7	–	–
	Goldman Sachs	– *	– *	–	–
	Societe Generale	– *	–	–	– *
	Toronto-Dominion Bank	(10)	–	–	(10)
	Total	$(17)	$7	$–	$(10)
Global Sustainability Index	BNY Mellon	$– *	$–	$–	$– *
	Societe Generale	– *	–	–	– *
	Total	$– *	$–	$–	$– *
International Equity Index	BNY Mellon	$(2)	$2	$–	$–
	Citibank	(7)	7	–	–
	Goldman Sachs	(12)	6	–	(6)
	JPMorgan Chase	(30)	18	–	(12)
	Morgan Stanley	(6)	6	–	–
	Societe Generale	(18)	–	–	(18)
	Toronto-Dominion Bank	(45)	45	–	–
	Total	$(120)	$84	$–	$(36)

*	Amount rounds to less than one thousand.

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The following table set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2017:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$5,447

	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(107)

Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	7,995

	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(145)

Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	1,559

	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	46

International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	8,137

	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	1,021

Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	13,396

Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	6,622

Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	16,739

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$85

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	(199)

Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(526)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	(137)

Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(134)

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	19

International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,191

	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	(41)

Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,433)

Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(526)

Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,931)

Volume of derivative activity for the fiscal year ended March 31, 2017*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Emerging Markets Equity Index	31	$1,214	217	$1,717

Global Real Estate Index	166	893	594	749

Global Sustainability Index	127	205	387	181

International Equity Index	268	2,081	390	1,103

Mid Cap Index	–	–	321	2,747

Small Cap Index	–	–	300	1,059

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EQUITY INDEX FUNDS

MARCH 31, 2017

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Stock Index	–	–	232	4,300

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for foreign currency exchange and futures equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In December 2007, the Mid Cap Index Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders, including the Fund, in the December 2007 merger, based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Action”), was initiated on October 22, 2010 and is now pending in the U.S. Bankruptcy Court for the Southern District of New York. The Bankruptcy Court has recommended the dismissal of the action, and the plaintiff has objected to the recommendation (and alternatively sought a stay of the dismissal) from the U.S. District Court for the Southern District of New York (until review is completed by the U.S. Supreme Court in a different matter).

The second action, Edward S. Weisfelner, as trustee of the LB Litigation Trust v. Hofmann, et al. (the “Litigation Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Fund, while not expressly named, is included in the definition of the putative class of defendants. A claim for intentional fraudulent transfer under the U.S. Bankruptcy Code is the only remaining claim in this action.

Limited discovery has occurred in both actions.

The value of the proceeds received by the Fund in the merger was approximately $4,171,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

In 2007, the Stock Index Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. On June 2, 2011 the indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.) and a fourth suit and named Northern Funds as a defendant in the U.S. District Count for the Southern District of New York (Deutsche Bank Trust Co. et al. v Sirius International Insurance Corp. et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The former shareholder defendants filed motions to dismiss, each of which were granted by the District Court. The District Court’s order dismissing the actions by the individual creditors was affirmed on appeal by the Second Circuit Court of Appeals (the “Second Circuit Decision”). The Plaintiffs in the individual

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2017

creditor actions have filed a Petition for Writ of Certiorari requesting review of the Second Circuit Decision by the United States Supreme Court, which Petition remains pending. The motion to dismiss the Committee Action was also granted by the District Court. It is expected that the Plaintiff in the Committee Action will seek appellate review in the Second Circuit Court of Appeals.

The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $372,000 received by the NIF Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

13. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X is August 1, 2017 while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

15. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 23, 2017

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2017 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2017 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Fund	QDI PERCENTAGE
Emerging Markets Equity Index	73.81%
Global Real Estate Index	20.55%
Global Sustainability Index	93.58%
International Equity Index	100.00%
Mid Cap Index	72.96%
Small Cap Index	81.53%
Stock Index	94.41%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Emerging Markets Equity Index	0.03%
Global Sustainability Index	41.70%
Mid Cap Index	69.49%
Small Cap Index	72.80%
Stock Index	88.80%

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Emerging Markets Equity Index	$0.0238	$0.1977
International Equity Index	0.0285	0.3473

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2016, and hereby designated these long-term capital gain distributions as follow (per share):

LONG-TERM CAPITAL GAIN
Fund	20%
Global Sustainability Index	$0.126726
Mid Cap Index	0.910453
Small Cap Index	0.378990
Stock Index	0.178431

LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2017:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Global Sustainability Index	$753
Mid Cap Index	43,363
Small Cap Index	18,473
Stock Index	56,617

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EQUITY INDEX FUNDS

FUND EXPENSES	MARCH 31, 2017 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2016 - 3/31/2017” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 121), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 125), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.30%	$1,000.00	$1,063.00	$1.54
Hypothetical**	0.30%	$1,000.00	$1,023.44	$1.51

GLOBAL REAL ESTATE INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.50%	$1,000.00	$973.10	$2.46
Hypothetical**	0.50%	$1,000.00	$1,022.44	$2.52

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.30%	$1,000.00	$1,071.10	$1.55
Hypothetical**	0.30%	$1,000.00	$1,023.44	$1.51

INTERNATIONAL EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.25%	$1,000.00	$1,063.00	$1.29
Hypothetical**	0.25%	$1,000.00	$1,023.68	$1.26

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY INDEX FUNDS

FUND EXPENSES continued	MARCH 31, 2017 (UNAUDITED)

MID CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.15%	$1,000.00	$1,115.90	$0.79
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

SMALL CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.15%	$1,000.00	$1,114.20	$0.79
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

STOCK INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.10%	$1,000.00	$1,100.90	$0.52
Hypothetical**	0.10%	$1,000.00	$1,024.43	$0.50

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2017 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 67 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 60 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 60 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 60 Trustee since 2008

•   President, Northern Trust Asset Management since 2008;

•   Chairman and President of Northern Trust Investments, Inc. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•   Trustee of Rush University Medical Center since November 2009;

•   Director, Miami Corporation since November 2015.

• None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 1998

•   Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•   Director, Pathways Awareness Foundation since 2000;

•   Harvard Advanced Leadership Fellow since 2016;

•   Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

EQUITY INDEX FUNDS	138	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2017 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•   Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2016

•   Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•   Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

NORTHERN FUNDS ANNUAL REPORT	139	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2017 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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EQUITY INDEX FUNDS	142	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY

INDEX FUND1,2,3,8

GLOBAL REAL ESTATE INDEX FUND2,3,5,8

GLOBAL SUSTAINABILITY INDEX FUND2,3,7,8

INTERNATIONAL EQUITY INDEX FUND2,3,8

MID CAP INDEX FUND2,4,8

SMALL CAP INDEX FUND2,6,8

STOCK INDEX FUND2,8

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

5 REIT/Real Estate Risk: Investments in real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, including lower trading volumes and more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Socially Responsible Investment Risk: The socially responsible investment policies of the Fund’s index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

8 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

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EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	144	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	CORE BOND FUND
Ticker Symbol: NOCBX

35	FIXED INCOME FUND
Ticker Symbol: NOFIX

47	HIGH YIELD FIXED INCOME FUND
Ticker Symbol: NHFIX

55	SHORT BOND FUND
Ticker Symbol: BSBAX

66	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Ticker Symbol: NSIUX

68	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NTAUX

88	ULTRA-SHORT FIXED INCOME FUND
Ticker Symbol: NUSFX

99	U.S. GOVERNMENT FUND
Ticker Symbol: NOUGX

101	NOTES TO THE FINANCIAL STATEMENTS

112	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

113	TAX INFORMATION

114	FUND EXPENSES

116	TRUSTEES AND OFFICERS

123	INVESTMENT CONSIDERATIONS

124	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about the Northern Funds’ investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2017, there were pivotal times for the economy, politics and the financial markets. The period began amid an environment characterized by falling commodity prices, fears regarding competitive currency devaluations, central bank experiments with negative interest rates and the U.S. Federal Reserve (“Fed”) warning of a slower path toward policy normalization. The backdrop steadily improved through mid-2016, however, with a recovery in both economic data and commodity prices. Additionally, years of simmering populist anger culminated in surprise election outcomes in both the United Kingdom and the United States. These events contributed to a shift in the market mood from expectations for slow growth to budding hopes for stronger economic conditions and more aggressive fiscal policy. Despite the political headlines, the U.S. economy gradually moved to a healthier fundamental footing. Jobs continued their post-crisis expansion, and unemployment fell to a decade low of 4.5% on March 31, 2017. Gross Domestic Product (GDP) growth averaged 2% during the 12-month period. Headline and core inflation gained momentum, and core personal expenditures neared the Fed’s 2% target. Additionally, investors remained hopeful for signs of pro-growth tax policies, deregulation and higher infrastructure spending. The Fed moved toward normalized monetary policy by raising interest rates twice, while overseas central banks also hinted at the possibility of tightening.

We positioned the Fund’s portfolio with an overweight in corporate bonds, as worries over the collapse in oil prices created value in certain areas of the asset class. We also increased the portfolio’s risk exposure prior to the United Kingdom’s referendum, and again immediately after the U.S. election result. Yield spreads on domestic investment-grade corporates tightened by 43 basis points, while spreads on high-yield bonds fell by 273 basis points.

The Core Bond Fund returned 0.36% and underperformed the 0.44% return of its benchmark, Bloomberg Barclays US Aggregate Bond Index during the 12-month period ended March 31, 2017. Overweights to credit and commercial mortgage-backed securities added to performance, as did security selection in the corporate segment. Duration and yield curve positioning contributed modestly to performance, while yield “roll down” detracted.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
DANIEL J. PERSONETTE With Northern Trust since 1996

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 03/29/01
CORE BOND FUND	0.36%	2.51%	4.49%	4.57%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	0.44	2.34	4.27	4.68

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*The Fund commenced operations on March 29, 2001 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2017, there were pivotal times for the economy, politics and the financial markets. The period began amid an environment characterized by falling commodity prices, fears regarding competitive currency devaluations, central bank experiments with negative interest rates and the U.S. Federal Reserve (“Fed”) warning of a slower path toward policy normalization. The backdrop steadily improved through mid-2016, however, with a recovery in both economic data and commodity prices. Additionally, years of simmering populist anger culminated in surprise election outcomes in both the United Kingdom and the United States. These events contributed to a shift in the market mood from expectations for slow growth to budding hopes for stronger economic conditions and more aggressive fiscal policy. Despite the political headlines, the U.S. economy gradually moved to a healthier fundamental footing. Jobs continued their post-crisis expansion, and unemployment fell to a decade low of 4.5% on March 31, 2017. Gross Domestic Product (GDP) growth averaged 2% during the 12-month period. Headline and core inflation gained momentum, and core personal expenditures neared the Fed’s 2% target. Additionally, investors remained hopeful for signs of pro-growth tax policies, deregulation and higher infrastructure spending. The Fed moved toward normalized monetary policy by raising interest rates twice, while overseas central banks also hinted at the possibility of tightening.

We positioned the Fund’s portfolio with an overweight in corporate bonds, as worries over the collapse in oil prices created value in certain areas of the asset class. We also increased the portfolio’s risk exposure prior to the United Kingdom’s British referendum, and again immediately after the U.S. election result. Yield spreads on domestic investment-grade corporates tightened by 43 basis points, while spreads on high-yield bonds fell by 273 basis points.

The Fixed Income Fund returned 1.58% and outperformed the 0.44% return of its benchmark, the Bloomberg Barclays US Aggregate Bond Index during the 12-month period ended March 31, 2017. Overweights to credit and commercial mortgage-backed securities added to performance, as did security selection in high yield. Duration and yield curve positioning contributed modestly to performance, while yield “roll down” detracted.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
DANIEL J. PERSONETTE With Northern Trust since 1996

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
FIXED INCOME FUND	1.58%	2.92%	4.24%	5.13%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	0.44	2.34	4.27	5.55

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2017, market performance was driven by a recovery in commodity prices, the administration change in the United States, global political events and shifts in U.S. Federal Reserve (“Fed”) policy. Stabilization in the price of oil and bulk commodities, which helped to support the outlook for the many energy and mining issues in the asset class, was the primary driver of returns. Financial markets were resilient as the United Kingdom voted to leave the European Union and the Federal Reserve enacted two interest rate increases. The surprising result of the U.S. presidential election increased the prospects for policies that support economic growth, providing a strong tone to financial markets through the end of the period. The lowest-rated issuers provided the best performance within the high-yield market.

The high-yield market posted a strong return of 16.39% in the 12-month period ended March 31, 2017, as gauged by the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The Fund produced a gain of 13.07% during the 12-month period ended March 31, 2017. The Fund began the period with underweight positions in the distressed energy and commodity sectors, which detracted from performance given the recovery in commodity prices. We subsequently repositioned the portfolio to overweight positions in these sectors, which aided results for the remainder of the period. The Fund was positioned to take advantage of a stable to modestly improving economy. Throughout the period, the Fund increased its underweight to BB-rated securities, while moving to a material overweight in CCC-rated issues. This decision benefited performance amid the rebound in both the economy and commodities. The underweight in BB-rated bonds with high correlations to interest rates also aided results due to the Fed’s decision to raise rates.

U.S. government policies, Fed monetary policy and commodity prices remain the primary drivers of market performance. We believe that the high-yield market offers an attractive yield and is supported by broadly stable credit fundamentals and a declining default rate. In managing the Fund, we continue to look for opportunities to take advantage of supportive macroeconomic dynamics while remaining focused on managing credit risk.

PORTFOLIO MANAGERS

RICHARD J. INZUNZA With Northern Trust since 2007
ERIC WILLIAMS With Northern Trust since 2008
BRADLEY CAMDEN With Northern Trust since 2005

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98
HIGH YIELD FIXED INCOME FUND	13.07%	5.70%	5.78%	5.94%
BLOOMBERG BARCLAYS U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	16.39	6.82	7.54	7.13

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. It is a version of the Bloomberg Barclays High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHORT BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended March 31, 2017, there were pivotal times for the economy, politics and the financial markets. The period began amid an environment characterized by falling commodity prices, fears regarding competitive currency devaluations, central bank experiments with negative interest rates and the U.S. Federal Reserve (“Fed”) warning of a slower path toward policy normalization. The backdrop steadily improved through mid-2016, however, with a recovery in both economic data and commodity prices. Additionally, years of simmering populist anger culminated in surprise election outcomes in both the United Kingdom and the United States. These events contributed to a shift in the market mood from expectations for slow growth to budding hopes for stronger economic conditions and more aggressive fiscal policy. Despite the political headlines, the U.S. economy gradually moved to a healthier fundamental footing. Jobs continued their post-crisis expansion, and unemployment fell to a decade low of 4.5% on March 31, 2017. Gross Domestic Product (GDP) growth averaged 2% during the 12-month period. Headline and core inflation gained momentum, and core personal expenditures neared the Fed’s 2% target. Additionally, investors remained hopeful for signs of pro-growth tax policies, deregulation and higher infrastructure spending. The Fed moved toward normalized monetary policy by raising interest rates twice, while overseas central banks also hinted at the possibility of tightening.

We positioned the Fund’s portfolio with an overweight in corporate bonds, as worries over the collapse in oil prices created value in certain areas of the asset class. We also increased the portfolio’s risk exposure prior to the United Kingdom’s referendum, and again immediately after the U.S. election result. Yield spreads on domestic investment-grade corporates tightened by 43 basis points, while spreads on high-yield bonds fell by 273 basis points.

The Short Bond Fund returned 1.45%, outperforming the 0.71% return of its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index during the 12-month period ended March 31, 2017. Overweights to credit and commercial mortgage-backed securities added to performance, led by security selection in high yield. Duration and yield curve positioning contributed modestly to performance, while yield “roll down” detracted.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
MICHAEL T. DOYLE With Northern Trust since 1999

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93
SHORT BOND FUND	1.45%	1.13%	2.47%	4.00%
BLOOMBERG BARCLAYS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	0.71	0.93	2.34	3.97

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

After setting historic lows in mid-2016, U.S. Treasury yields began a slow ascent in the third calendar quarter 2016. The subsequent election of a new U.S. administration, coupled with the growing likelihood of fiscal stimulus, fueled expectations for stronger economic growth and led to a rapid rise in U.S. Treasury yields in November 2016. The Federal Open Market Committee (“FOMC”) implemented two quarter-point increases in the federal funds rate, and also signaled its intention to begin reducing its holdings of U.S. mortgage-backed securities and U.S. Treasuries in the second half of 2017. The FOMC’s median projected federal funds rate for the end of 2017 rose to 1.375%, indicating a total of three rate hikes in 2017. The FOMC’s projection is for 2.125% at the end of 2018, reflecting its expectations for three more rate hikes in 2018. During the 12-month period ended March 31, 2017, the Treasury yield curve steepened, with yields on longer-dated bonds rising more than yields on shorter-term issues. The benchmark U.S. 10-year yield rose 62 basis points, from 1.78% to 2.40%, while the two-year yield rose 54 basis points, from 0.73% to 1.27%. 10-year TIPS breakeven inflation rates jumped from 1.62% to 1.98%, indicating rising inflation expectations.

During the 12-month period ended March 31, 2017, the Fund returned -0.74% underperforming the -0.13% return of its benchmark, the Bloomberg Barclays 1-5 Year U.S. Government Index.

The Fund was positioned with an overweight in U.S. mortgage-backed securities given our expectation of a lower-for-longer interest rate regime. This strategy worked well in the first half of the 12-month period, as the Fund outperformed its benchmark in the second and third calendar quarters of 2016. However, the Fund’s overweight in mortgage-backed securities negatively impacted performance as the market sold off, as did its positioning with regard to the yield curve and duration.

PORTFOLIO MANAGER

MICHAEL R. CHICO With Northern Trust since 2005

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99
SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	–0.74%	0.51%	2.12%	3.02%
BLOOMBERG BARCLAYS 1-5 YEAR U.S. GOVERNMENT INDEX	–0.13	0.90	2.65	3.57

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Federal Reserve (“Fed”) and electoral surprises took center stage during the 12-month period ended March 31, 2017. As markets recovered from global volatility in the first quarter of 2016, the summer referendum in the United Kingdom delivered the first of two political shocks to markets. United Kingdom voters elected to leave the European Union, triggering the resignation of the prime minister. A sharp sell-off following the United Kingdom referendum led to lows in Treasury yields during the period. The second and defining event of the period was Donald Trump’s U.S. presidential victory, and continued Republican control of Congress. Risk markets welcomed the unified government and the President’s promises of deregulation, tax reform and health care reform. However, fixed-income markets rallied toward the end of the first quarter 2017 following a strong sell-off as investors reassessed the probability of success for the new administration. The Federal Open Market Committee (“FOMC”) followed through in December and delivered its sole rate hike of 2016. Improved market dynamics along with better business and consumer confidence enabled the FOMC to deliver a subsequent rate increase in March 2017.

After favoring a long duration for several years, we shifted to a shorter than benchmark duration following the U.S. election. The Fund continues to be overweight credit. We believe that the U.S. election result increased the chances of a more active U.S. Federal Reserve. During the 12-month period, we also increased the Fund’s allocation to municipal securities from 70% to 82% of total assets.

Treasury rates increased by 42, 53 and 63 basis points for one-, two- and three-year maturities, respectively. Municipal rates also increased, though less than Treasuries. The Investment Grade Option Adjusted Spread improved from 170 basis points to 115 basis points during the 12-month period ended March 31, 2017. The Tax-Advantaged Ultra-Short Fixed Income Fund returned 0.94% versus 0.66% for its blended benchmark during the 12-month period. The Fund outperformed the benchmark due to its overweight position in spread product. The change in duration strategy also contributed to outperformance as most of the increases in yields occurred following the U.S. election.

PORTFOLIO MANAGERS

PATRICK D. QUINN With Northern Trust since 1985
JASON R. GOOKIN With Northern Trust since 2006

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 06/18/09
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	0.94%	0.62%	0.72%	0.99%
75% BOFA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% BOFA MERRILL LYNCH 1-3 YEAR U.S. GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	0.66	0.52	0.53	0.74
BOFA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX	0.66	0.43	0.42	0.54
BOFA MERRILL LYNCH 1-3 YEAR US GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	0.64	0.79	0.86	1.34

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The BofA Merrill Lynch 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s S&P and Fitch).

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Federal Reserve and electoral surprises took center stage during the 12-month period ended March 31, 2017. As markets recovered from global volatility in the first quarter of 2016, the summer referendum in the United Kingdom delivered the first of two political shocks to markets. United Kingdom voters elected to leave the European Union, triggering the resignation of the prime minister. A sharp sell-off following the referendum led to lows in Treasury yields during the period. The second and defining event of the period was Donald Trump’s U.S. presidential victory, and continued Republican control of Congress. Risk markets welcomed the unified government and the President’s promises of deregulation, tax reform and health care reform. However, fixed-income markets rallied toward the end of the first quarter 2017 following a strong sell-off as investors reassessed the probability of success for the new administration. The Federal Open Market Committee (“FOMC”) followed through in December and delivered its sole rate hike of 2016. Improved market dynamics along with better business and consumer confidence enabled the FOMC to deliver a subsequent rate increase in March 2017.

After favoring a long duration for several years, we shifted to a shorter than benchmark duration following the U.S. election. The Fund continues to be overweight credit. We believe that the U.S. election result increased the chances of a more active U.S. Federal Reserve. We also think that the economic growth outlook should continue to favor spread product.

Treasury rates increased by 42, 53 and 63 basis points for one-, two- and three-year maturities, respectively. Credit markets, while volatile, performed well during the period. The Investment Grade Option Adjusted Spread improved from 170 basis points to 115 basis points during the 12-month period ended March 31, 2017. The Ultra-Short Fixed Income Fund returned 1.45% versus 0.56% for the BofA Merrill Lynch 1-Year U.S. Treasury Note Index (“Index”) during the 12-month period. The Fund outperformed the Index due to its overweight position in spread product. The change in duration strategy also contributed to outperformance as most of the increases in yields occurred following the U.S. election.

PORTFOLIO MANAGERS

CHRISTI FLETCHER With Northern Trust since 2010
MORTEN OLSEN With Northern Trust since 2009

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 6/18/09
ULTRA-SHORT FIXED INCOME FUND	1.45%	0.97%	1.03%	1.31%
BOFA MERRILL LYNCH 1-YEAR U.S. TREASURY NOTE INDEX	0.56	0.39	0.35	0.47

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

After setting historic lows in mid-2016, U.S. Treasury yields began a slow ascent in the third calendar quarter 2016. The subsequent election of a new U.S. administration, coupled with the growing likelihood of fiscal stimulus, fueled expectations for stronger economic growth and led to a rapid rise in U.S. Treasury yields in November 2016. The Federal Open Market Committee (“FOMC”) implemented two quarter-point increases in the federal funds rate, and also signaled its intention to begin reducing its holdings of U.S. mortgage-backed securities and U.S. Treasuries in the second half of 2017. The FOMC’s median projected federal funds rate for the end of 2017 rose to 1.375%, indicating a total of three rate hikes in 2017. The FOMC’s projection is for 2.125% at the end of 2018, reflecting its expectations for three more rate hikes in 2018. During the 12-month period ended March 31, 2017 the Treasury yield curve steepened, with yields on longer-dated bonds rising more than yields on shorter-term issues. The benchmark U.S. 10-year yield rose 62 basis points, from 1.78% to 2.40%, while the two-year yield rose 54 basis points, from 0.73% to 1.27%. 10-year TIPS breakeven inflation rates jumped from 1.62% to 1.98%, indicating rising inflation expectations.

During the 12-month period ended March 31, 2017, the Fund returned -1.26%, underperforming the -0.67% return of its benchmark, the Bloomberg Barclays Intermediate U.S. Government Bond Index.

The Fund was positioned with an overweight in U.S. mortgage-backed securities given our expectation of a lower-for-longer interest rate regime. This strategy worked well in the first half of the period, as the Fund outperformed its benchmark in the second and third calendar quarters of 2016. However, the Fund’s overweight in mortgage-backed securities negatively impacted performance as the market sold off, as did its positioning with regard to the yield curve and duration.

PORTFOLIO MANAGER

MICHAEL R. CHICO With Northern Trust since 2005

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
U.S. GOVERNMENT FUND	–1.26%	0.81%	2.82%	4.08%
BLOOMBERG BARCLAYS INTERMEDIATE U.S. GOVERNMENT BOND INDEX	–0.67	1.23	3.32	4.67

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Intermediate U.S. Government Bond Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 123.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	CORE BOND FUND	FIXED INCOME FUND
ASSETS:
Investments, at value	$231,398	$1,071,570
Investments in affiliates, at value	20,994	111,333
Foreign currencies, at value (cost $46)	–	–
Interest income receivable	1,350	7,609
Dividend income receivable	13	35
Receivable for foreign tax reclaimable	14	14
Receivable for securities sold	6,894	2,017
Receivable for variation margin on futures contracts	–	–
Receivable for fund shares sold	2,768	108
Receivable from investment adviser	8	18
Prepaid and other assets	1	–
Total Assets	263,440	1,192,704
LIABILITIES:
Payable for securities purchased	2,235	4,978
Payable for when-issued securities	639	5,662
Payable for variation margin on futures contracts	32	180
Payable for fund shares redeemed	368	196
Distributions payable to shareholders	165	1,004
Payable to affiliates:
Management fees	19	98
Custody fees	4	6
Shareholder servicing fees	1	29
Transfer agent fees	1	3
Trustee fees	4	15
Accrued other liabilities	21	23
Total Liabilities	3,489	12,194
Net Assets	$259,951	$1,180,510
ANALYSIS OF NET ASSETS:
Capital stock	$265,349	$1,195,578
Accumulated undistributed net investment income (loss)	(138)	(889)
Accumulated undistributed net realized gain (loss)	(4,261)	(17,757)
Net unrealized appreciation (depreciation)	(999)	3,578
Net Assets	$259,951	$1,180,510
Shares Outstanding ($.0001 par value, unlimited authorization)	25,610	116,698
Net Asset Value, Redemption and Offering Price Per Share	$10.15	$10.12
Investments, at cost	$232,380	$1,068,051
Investments in affiliates, at cost	20,994	111,333

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2017

HIGH YIELD FIXED INCOME FUND	SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$4,210,204	$487,001	$128,651	$3,517,280	$2,174,648	$22,594
192,157	4,816	5,564	13,466	24,524	2,176
48	–	–	–	–	–
74,508	1,993	178	22,148	5,571	55
60	6	4	–	20	1
–	–	–	–	–	–
85,926	943	–	8,995	–	–
–	–	15	–	–	3
1,030	392	13	3,282	11,456	14
13	7	5	8	8	3
3	1	1	3	1	1
4,563,949	495,159	134,431	3,565,182	2,216,228	24,847

68,089	–	1,495	–	3,957	797
52,402	–	–	17,483	–	–
–	21	12	–	–	–
4,710	404	25	2,236	3,771	–
5,823	200	43	691	614	8

645	37	10	152	96	2
12	3	2	11	7	2
172	–	3	3	1	1
13	1	–	10	6	–
19	4	8	8	4	3
65	22	21	52	32	21
131,950	692	1,619	20,646	8,488	834
$4,431,999	$494,467	$132,812	$3,544,536	$2,207,740	$24,013

$4,782,014	$502,638	$136,031	$3,544,287	$2,205,157	$24,879
(338)	(203)	–	(221)	(10)	91
(423,374)	(8,127)	(3,065)	(8)	17	(955)
73,697	159	(154)	478	2,576	(2)
$4,431,999	$494,467	$132,812	$3,544,536	$2,207,740	$24,013
647,744	26,235	13,535	349,823	216,304	2,490
$6.84	$18.85	$9.81	$10.13	$10.21	$9.64
$4,136,509	$486,852	$128,800	$3,516,802	$2,172,072	$22,595
192,157	4,816	5,564	13,466	24,524	2,176

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	CORE BOND FUND	FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND
INVESTMENT INCOME:
Interest income	$5,965	$37,651	$325,847
Dividend income	–	–	2,208
Dividend income from investments in affiliates	100	335	453
Total Investment Income	6,065	37,986	328,508
EXPENSES:
Management fees	1,011	5,728	36,836
Custody fees	54	165	524
Transfer agent fees	40	200	725
Blue sky fees	26	23	36
Printing fees	15	14	67
Audit fees	19	19	42
Legal fees	24	24	53
Shareholder servicing fees	2	148	697
Trustee fees	10	11	53
Other	13	16	62
Total Expenses	1,214	6,348	39,095
Less expenses reimbursed by investment adviser	(136)	(341)	(263)
Net Expenses	1,078	6,007	38,832
Net Investment Income	4,987	31,979	289,676
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(2,217)	(4,397)	80,305
Futures contracts	(125)	(1,117)	–
Net change in unrealized appreciation (depreciation) on:
Investments	(2,551)	(7,165)	230,138
Futures contracts	(17)	59	–
Foreign currency translations	–	–	(1)
Net Gains (Losses)	(4,910)	(12,620)	310,442
Net Increase (Decrease) in Net Assets Resulting from Operations	$77	$19,359	$600,118

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2017

SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$9,095	$1,684	$36,008	$24,887	$348
–	–	—	–	–
53	50	96	152	6
9,148	1,734	36,104	25,039	354

1,890	587	7,441	4,089	97
69	30	346	193	24
75	23	497	268	4
24	22	28	31	19
23	16	53	28	16
19	19	36	25	19
23	23	46	31	23
–	17	15	7	3
10	10	42	20	10
14	13	46	24	13
2,147	760	8,550	4,716	228
(145)	(129)	(207)	(223)	(113)
2,002	631	8,343	4,493	115
7,146	1,103	27,761	20,546	239

(213)	(1,195)	1,499	1,892	(292)
(5)	(22)	—	–	(38)

553	(922)	912	3,394	(239)
10	(20)	—	–	(3)
–	–	—	–	–
345	(2,159)	2,411	5,286	(572)
$7,491	$(1,056)	$30,172	$25,832	$(333)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CORE BOND FUND		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT BOND FUND
Amounts in thousands	2017	2016	2017	2016	2017	2016	2017	2016
OPERATIONS:
Net investment income	$4,987	$4,547	$31,979	$41,570	$289,676	$298,975	$7,146	$7,892
Net realized gains (losses)	(2,342)	952	(5,514)	(5,634)	80,305	(387,778)	(218)	(5,714)
Net change in unrealized appreciation (depreciation)	(2,568)	(2,745)	(7,106)	(37,337)	230,137	(153,990)	563	(14)
Net Increase (Decrease) in Net Assets Resulting from Operations	77	2,754	19,359	(1,401)	600,118	(242,793)	7,491	2,164
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	20,464	27,828	(156,397)	(521,208)	(1,003,548)	315,626	(66,267)	(130,343)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	20,464	27,828	(156,397)	(521,208)	(1,003,548)	315,626	(66,267)	(130,343)
DISTRIBUTIONS PAID:
From net investment income	(5,625)	(5,035)	(35,089)	(45,038)	(288,997)	(299,109)	(7,407)	(8,246)
From net realized gains	(1,783)	(2,278)	–	(9,408)	–	–	–	–
Total Distributions Paid	(7,408)	(7,313)	(35,089)	(54,446)	(288,997)	(299,109)	(7,407)	(8,246)
Total Increase (Decrease) in Net Assets	13,133	23,269	(172,127)	(577,055)	(692,427)	(226,276)	(66,183)	(136,425)
NET ASSETS:
Beginning of year	246,818	223,549	1,352,637	1,929,692	5,124,426	5,350,702	560,650	697,075
End of year	$259,951	$246,818	$1,180,510	$1,352,637	$4,431,999	$5,124,426	$494,467	$560,650
Accumulated Undistributed Net Investment Income (Loss)	$(138)	$(104)	$(889)	$(659)	$(338)	$(1,017)	$(203)	$(162)

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
2017	2016	2017	2016	2017	2016	2017	2016

$1,103	$956	$27,761	$21,307	$20,546	$15,278	$239	$224
(1,217)	973	1,499	(923)	1,892	(1,365)	(330)	273
(942)	215	912	(4,929)	3,394	(3,937)	(242)	(4)
(1,056)	2,144	30,172	15,455	25,832	9,976	(333)	493

(31,154)	(17,042)	171,965	196,097	659,869	(61,997)	(1,201)	(3,481)
(31,154)	(17,042)	171,965	196,097	659,869	(61,997)	(1,201)	(3,481)

(1,340)	(981)	(27,761)	(21,307)	(20,543)	(15,278)	(279)	(229)
–	–	–	(1,809)	–	(1,208)	–	–
(1,340)	(981)	(27,761)	(23,116)	(20,543)	(16,486)	(279)	(229)
(33,550)	(15,879)	174,376	188,436	665,158	(68,507)	(1,813)	(3,217)

166,362	182,241	3,370,160	3,181,724	1,542,582	1,611,089	25,826	29,043
$132,812	$166,362	$3,544,536	$3,370,160	$2,207,740	$1,542,582	$24,013	$25,826
$–	$–	$(221)	$(221)	$(10)	$(13)	$91	$91

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

CORE BOND FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MAR 31, 2017	FISCAL YEAR ENDED MAR 31, 2016	FISCAL YEAR ENDED MAR 31, 2015	FISCAL YEAR ENDED MAR 31, 2014	FOUR MONTHS ENDED MAR 31, 2013	FISCAL YEAR ENDED NOV 30, 2012
Net Asset Value, Beginning of Period	$10.40	$10.62	$10.27	$10.55	$10.96	$10.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.20	0.20	0.24	0.08	0.29
Net realized and unrealized gains (losses)	(0.15)	(0.10)	0.42	(0.26)	(0.10)	0.56
Total from Investment Operations	0.04	0.10	0.62	(0.02)	(0.02)	0.85
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.22)	(0.21)	(0.25)	(0.10)	(0.32)
From net realized gains	(0.07)	(0.10)	(0.06)	(0.01)	(0.29)	(0.31)
Total Distributions Paid	(0.29)	(0.32)	(0.27)	(0.26)	(0.39)	(0.63)
Net Asset Value, End of Period	$10.15	$10.40	$10.62	$10.27	$10.55	$10.96
Total Return(1)	0.36%	1.00%	6.04%	0.02%	(0.33)%	8.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$259,951	$246,818	$223,549	$104,195	$77,663	$85,447
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits(3)	0.40%	0.41%	0.40%	0.40%	0.39%	0.35%
Expenses, before reimbursements and credits	0.46%	0.45%	0.53%	0.84%	0.89%	0.68%
Net investment income, net of reimbursements and credits(3)	1.87%	1.92%	1.86%	2.32%	2.44%	2.72%
Net investment income, before reimbursements and credits	1.81%	1.88%	1.73%	1.88%	1.94%	2.39%
Portfolio Turnover Rate	517.18%	680.40%	813.91%	1,163.54%	417.78%	704.37%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the invesment of uninvested cash in affiliated money market funds of approximately $57,000, $32,000, $5,000, $5,000, $4,000 and $9,000, which represent 0.02, less than 0.01, 0.005, 0.01, 0.01 and 0.01 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2015 and 2014, the four months ended March 31, 2013, and the fiscal year ended November 30, 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

AND FISCAL YEAR ENDED NOVEMBER 30,

FIXED INCOME FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.23	$10.53	$10.24	$10.54	$10.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.25	0.29	0.30	0.29
Net realized and unrealized gains (losses)	(0.08)	(0.20)	0.30	(0.22)	0.34
Total from Investment Operations	0.16	0.05	0.59	0.08	0.63
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.27)	(0.28)	(0.30)	(0.32)	(0.32)
From net realized gains	–	(0.07)	–	(0.06)	(0.23)
Total Distributions Paid	(0.27)	(0.35)	(0.30)	(0.38)	(0.55)
Net Asset Value, End of Year	$10.12	$10.23	$10.53	$10.24	$10.54
Total Return(2)	1.58%	0.53%	5.78%	0.85%	6.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,180,510	$1,352,637	$1,929,692	$1,487,531	$1,754,426
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.45%	0.44%	0.43%
Expenses, before reimbursements and credits	0.48%	0.47%	0.52%	0.69%	0.80%
Net investment income, net of reimbursements and credits(3)	2.40%	2.52%	2.69%	2.99%	2.75%
Net investment income, before reimbursements and credits	2.37%	2.50%	2.62%	2.74%	2.38%
Portfolio Turnover Rate	454.23%	554.71%	663.50%	869.07%	1,049.21%

(1)	Distributions to shareholders from net investment income includes amount relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $207,000, $148,000, $35,000, $76,000 and $321,000, which represent 0.02, less than 0.01, 0.005, 0.005 and 0.02 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$6.42	$7.12	$7.61	$7.66	$7.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.40	0.39	0.43	0.47	0.51
Net realized and unrealized gains (losses)	0.42	(0.70)	(0.35)	0.10	0.35
Total from Investment Operations	0.82	(0.31)	0.08	0.57	0.86
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.40)	(0.39)	(0.43)	(0.47)	(0.51)
From net realized gains	–	–	(0.14)	(0.15)	–
Total Distributions Paid	(0.40)	(0.39)	(0.57)	(0.62)	(0.51)
Net Asset Value, End of Year	$6.84	$6.42	$7.12	$7.61	$7.66
Total Return(2)	13.07%	(4.38)%	1.04%	7.71%	12.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,431,999	$5,124,426	$5,350,702	$5,715,393	$5,885,570
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.80%	0.80%	0.80%	0.78%	0.75%
Expenses, before reimbursements and credits	0.81%	0.81%	0.85%	0.95%	0.95%
Net investment income, net of reimbursements and credits(3)	5.98%	5.83%	5.75%	6.14%	6.86%
Net investment income, before reimbursements and credits	5.97%	5.82%	5.70%	5.97%	6.66%
Portfolio Turnover Rate	117.53%	80.15%	91.47%	94.10%	115.51%

(1)	Distributions to shareholders from net investment income includes amount relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $261,000, $236,000, $47,000, $124,000, and $343,000, which represent less than 0.01, less than 0.005, less than 0.005, less than 0.005, and 0.01 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

AND FISCAL YEAR ENDED NOVEMBER 30,

SHORT BOND FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MAR 31, 2017	FISCAL YEAR ENDED MAR 31, 2016	FISCAL YEAR ENDED MAR 31, 2015	FISCAL YEAR ENDED MAR 31, 2014	FOUR MONTHS ENDED MAR 31, 2013	FISCAL YEAR ENDED NOV 30, 2012
Net Asset Value, Beginning of Period	$18.86	$19.03	$19.12	$19.27	$19.27	$18.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.24	0.23	0.28	0.06	0.26
Net realized and unrealized gains (losses)	–	(0.16)	(0.08)	(0.14)	–	0.40
Total from Investment Operations	0.27	0.08	0.15	0.14	0.06	0.66
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.25)	(0.24)	(0.29)	(0.06)	(0.30)
Total Distributions Paid	(0.28)	(0.25)	(0.24)	(0.29)	(0.06)	(0.30)
Net Asset Value, End of Period	$18.85	$18.86	$19.03	$19.12	$19.27	$19.27
Total Return(1)	1.45%	0.42%	0.80%	0.75%	0.34%	3.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$494,467	$560,650	$697,075	$441,787	$310,171	$162,513
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits(3)	0.40%	0.40%	0.40%	0.40%	0.38%	0.35%
Expenses, before reimbursements and credits	0.43%	0.42%	0.49%	0.71%	0.74%	0.61%
Net investment income, net of reimbursements and credits(3)	1.43%	1.25%	1.21%	1.44%	0.89%	1.39%
Net investment income, before reimbursements and credits	1.40%	1.23%	1.12%	1.13%	0.53%	1.13%
Portfolio Turnover Rate	242.73%	268.41%	277.34%	424.85%	181.67%	517.67%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $29,000, $25,000, $6,000, $18,000, $19,000, and $21,000, which represent less than 0.01, 0.005, 0.005, 0.005, 0.02, and 0.01 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2015 and 2014, the four months ended March 31, 2013, and the fiscal year ended November 30, 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	2017		2016		2015	2014		2013
Net Asset Value, Beginning of Year	$9.97		$9.89		$9.77	$9.97		$10.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.06		0.05	0.03		0.03
Net realized and unrealized gains (losses)	(0.15)		0.08		0.12	(0.19)		0.15
Total from Investment Operations	(0.08)		0.14		0.17	(0.16)		0.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)		(0.06)		(0.05)	(0.04)		(0.06)
From net realized gains	–		–		–	–		(0.28)
Total Distributions Paid	(0.08)		(0.06)		(0.05)	(0.04)		(0.34)
Net Asset Value, End of Year	$9.81		$9.97		$9.89	$9.77		$9.97
Total Return(1)	(0.74)%		1.38%		1.75%	(1.57)%		1.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$132,812		$166,362		$182,241	$217,733		$268,597
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.41	%(2)	0.41	%(2)	0.41%	0.40	%(2)	0.38	%(2)
Expenses, before reimbursements and credits	0.49%		0.47%		0.54%	0.73%		0.85%
Net investment income, net of reimbursements and credits	0.71	%(2)	0.55	%(2)	0.47%	0.32	%(2)	0.34	%(2)
Net investment income (loss), before reimbursements and credits	0.63%		0.49%		0.34%	(0.01)%		(0.13)%
Portfolio Turnover Rate	905.27%		783.51%		670.75%	1,567.58%		2,309.43%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $31,000, $16,000, $5,000 and $55,000, which represent 0.02, less than 0.01, 0.005 and 0.02 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2017		2016	2015		2014		2013
Net Asset Value, Beginning of Year	$10.12		$10.15	$10.16		$10.16		$10.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.07	0.06		0.06		0.07
Net realized and unrealized gains (losses)	0.01		(0.03)	(0.01)		–	(1)	0.04
Total from Investment Operations	0.09		0.04	0.05		0.06		0.11
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)		(0.07)	(0.05)		(0.06)		(0.08)
From net realized gains	–		– (1)	(0.01)		–	(1)	–
Total Distributions Paid	(0.08)		(0.07)	(0.06)		(0.06)		(0.08)
Net Asset Value, End of Year	$10.13		$10.12	$10.15		$10.16		$10.16
Total Return(2)	0.94%		0.41%	0.52%		0.63%		1.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,544,536		$3,370,160	$3,181,724		$2,828,389		$2,244,236
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.25	%(3)	0.25%	0.25	%(3)	0.25	%(3)	0.20	%(3)
Expenses, before reimbursements and credits	0.26%		0.26%	0.30%		0.43%		0.43%
Net investment income, net of reimbursements and credits	0.84	%(3)	0.66%	0.55	%(3)	0.60	%(3)	0.62	%(3)
Net investment income, before reimbursements and credits	0.83%		0.65%	0.50%		0.42%		0.39%
Portfolio Turnover Rate	51.98%		52.48%	131.54	%(4)	41.85%		32.02%

(1)	Per share amounts were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $64,000, $1,000, $3,000 and $17,000, which represent less than 0.01, less than 0.005, less than 0.001 and less than 0.001 percent of average net assets for the fiscal years ended March 31, 2017, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Portfolio Turnover would have been 59.34% with the exclusion of short term investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.18	$10.21	$10.22	$10.22	$10.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.09	0.08	0.07	0.10
Net realized and unrealized gains (losses)	0.03	(0.02)	– (1)	0.01	0.05
Total from Investment Operations	0.15	0.07	0.08	0.08	0.15
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)	(0.09)	(0.08)	(0.07)	(0.10)
From net realized gains	–	(0.01)	(0.01)	(0.01)	(0.01)
Total Distributions Paid	(0.12)	(0.10)	(0.09)	(0.08)	(0.11)
Net Asset Value, End of Year	$10.21	$10.18	$10.21	$10.22	$10.22
Total Return(2)	1.45%	0.70%	0.77%	0.77%	1.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,207,740	$1,542,582	$1,611,089	$1,700,630	$1,101,143
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, before reimbursements and credits	0.26%	0.26%	0.31%	0.44%	0.45%
Net investment income, net of reimbursements and credits(3)	1.15%	0.90%	0.75%	0.70%	0.90%
Net investment income, before reimbursements and credits	1.14%	0.89%	0.69%	0.51%	0.70%
Portfolio Turnover Rate	52.98%	50.95%	62.53%	36.50%	49.42%

(1)	Per share amounts were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $74,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, and approximately $42,000, $6,000, $14,000, and $26,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT FUND
Selected per share data	2017		2016		2015	2014		2013
Net Asset Value, Beginning of Year	$9.87		$9.76		$9.53	$9.85		$9.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09		0.08		0.08	0.07		0.06
Net realized and unrealized gains (losses)	(0.21)		0.11		0.23	(0.32)		0.22
Total from Investment Operations	(0.12)		0.19		0.31	(0.25)		0.28
LESS DISTRIBUTIONS PAID:
From net investment income	(0.11)		(0.08)		(0.08)	(0.07)		(0.07)
From net realized gains	–		–		–	–		(0.33)
Total Distributions Paid	(0.11)		(0.08)		(0.08)	(0.07)		(0.40)
Net Asset Value, End of Year	$9.64		$9.87		$9.76	$9.53		$9.85
Total Return(1)	(1.26)%		1.99%		3.24%	(2.52)%		2.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$24,013		$25,826		$29,043	$34,146		$49,724
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.44	%(2)	0.43%	0.41	%(2)	0.39	%(2)
Expenses, before reimbursements and credits	0.90%		0.81%		0.98%	1.31%		1.22%
Net investment income, net of reimbursements and credits	0.94	%(2)	0.83	%(2)	0.78%	0.65	%(2)	0.51	%(2)
Net investment income (loss), before reimbursements and credits	0.49%		0.46%		0.23%	(0.25)%		(0.32)%
Portfolio Turnover Rate	665.24%		601.88%		545.92%	1,734.43%		2,761.35%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $2,000, $1,000, and $11,000, which represent 0.02, less than 0.01, 0.005 and 0.02 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2014, and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 5.1%

Commercial Mortgage-Backed Securities – 3.0%

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	$1,410	$1,405

Commercial Mortgage Trust, Series 2014-LC15, Class A2 2.84%, 4/10/47	100	102

Commercial Mortgage Trust, Series 2015-PC1, Class A2 3.15%, 7/10/50	1,270	1,298

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A2 3.05%, 4/15/47	1,560	1,591

JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	1,350	1,396

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2 3.10%, 12/15/47	880	903

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A2 2.98%, 7/15/50	150	153

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.64%, 10/15/48	1,030	1,060
		7,908

Credit Card – 1.8%

Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1 1.75%, 11/19/21	2,300	2,296

Discover Card Execution Note Trust, Series 2016-A4, Class A4 1.39%, 3/15/22	2,475	2,453
		4,749

Other – 0.3%

CNH Equipment Trust, Series 2016-C, Class A3 1.44%, 12/15/21	705	699
Total Asset-Backed Securities
(Cost $13,431)		13,356

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8%

Aerospace & Defense – 0.5%

L3 Technologies, Inc., 3.85%, 12/15/26	$895	$908

Lockheed Martin Corp., 3.80%, 3/1/45	215	202

Northrop Grumman Corp., 3.25%, 8/1/23	192	196
		1,306

Auto Parts Manufacturing – 0.1%

Delphi Corp., 4.15%, 3/15/24	185	193

Automobiles Manufacturing – 1.2%

Ford Motor Co., 7.45%, 7/16/31	280	353

Ford Motor Credit Co. LLC, 3.10%, 5/4/23	345	337
3.66%, 9/8/24	550	541

General Motors Financial Co., Inc., 3.20%, 7/13/20	285	290
3.70%, 11/24/20	200	206
2.57%, 1/14/22 (1)	410	420
3.45%, 1/14/22	390	393
4.25%, 5/15/23	285	294

Nissan Motor Acceptance Corp., 2.35%, 3/4/19 (2)	280	282
		3,116

Banks – 1.2%

Capital One N.A., 2.19%, 1/30/23 (1)	305	306

Citibank N.A., 1.49%, 3/20/19 (1)	515	515

PNC Bank N.A., 2.70%, 11/1/22	205	203
3.25%, 6/1/25	520	523

PNC Financial Services Group (The), Inc., 4.85%, 6/1/23 (3)	625	622

US Bancorp, 3.10%, 4/27/26	270	266
5.30%, 12/31/49 (3)	540	550
		2,985

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8% – continued

Biotechnology – 0.6%

Amgen, Inc., 4.40%, 5/1/45	$320	$311

Biogen, Inc., 2.90%, 9/15/20	195	198

Celgene Corp., 5.25%, 8/15/43	345	363

Roche Holdings, Inc., 1.75%, 1/28/22 (2)	710	685
		1,557

Cable & Satellite – 0.6%

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	435	459
6.48%, 10/23/45	565	650

Comcast Corp., 6.30%, 11/15/17	425	438
		1,547

Chemicals – 0.5%

Eastman Chemical Co., 3.60%, 8/15/22	10	10
3.80%, 3/15/25	182	186
4.65%, 10/15/44	425	428

PPG Industries, Inc., 2.30%, 11/15/19	260	262

Westlake Chemical Corp., 3.60%, 7/15/22	120	122
3.60%, 8/15/26 (2)	370	363
		1,371

Communications Equipment – 0.2%

Apple, Inc., 2.70%, 5/13/22	480	486

Construction Materials Manufacturing – 0.4%

Owens Corning, 4.20%, 12/1/24	430	443

Vulcan Materials Co., 4.50%, 4/1/25	610	642
		1,085

Consumer Finance – 1.2%

American Express Credit Corp., 2.38%, 5/26/20	255	257

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8% – continued

Consumer Finance – 1.2% – continued

Capital One Financial Corp., 4.20%, 10/29/25	$1,040	$1,044

Discover Financial Services, 4.10%, 2/9/27	1,055	1,055

Visa, Inc., 2.80%, 12/14/22	815	822
		3,178

Consumer Services – 0.2%

Ecolab, Inc., 1.45%, 12/8/17	425	424

Containers & Packaging – 0.2%

International Paper Co., 4.40%, 8/15/47	680	642

Diversified Banks – 5.0%

Bank of America Corp., 5.70%, 1/24/22	35	39
3.12%, 1/20/23 (1)	400	402
4.00%, 1/22/25	1,015	1,014
4.45%, 3/3/26	541	555
6.11%, 1/29/37	480	561
5.00%, 1/21/44	587	640
4.75%, 4/21/45	30	30

Citigroup, Inc., 2.90%, 12/8/21	635	637
4.50%, 1/14/22	310	332
4.05%, 7/30/22	110	115
3.88%, 3/26/25	366	364
3.40%, 5/1/26	540	526
4.45%, 9/29/27	950	961
4.13%, 7/25/28	505	497
6.68%, 9/13/43	523	666

JPMorgan Chase & Co., 7.90%, 4/30/18 (3)	389	403
5.00%, 7/1/19 (3)	265	268
5.30%, 5/1/20 (3)	280	290
2.55%, 3/1/21	200	200
3.90%, 7/15/25	900	930
4.25%, 10/1/27	500	512

Wells Fargo & Co., 7.98%, 3/15/18 (3)	125	131
2.15%, 1/30/20	250	251
2.60%, 7/22/20	140	141
3.50%, 3/8/22	180	186

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8% – continued

Diversified Banks – 5.0% – continued

3.07%, 1/24/23	$330	$332
3.00%, 4/22/26	970	931
3.90%, 5/1/45	470	450
4.75%, 12/7/46	680	695
		13,059

Electrical Equipment Manufacturing – 1.2%

Fortive Corp., 3.15%, 6/15/26 (2)	160	158

General Electric Co., 6.75%, 3/15/32	750	1,011

Keysight Technologies, Inc., 3.30%, 10/30/19	235	239
4/6/27 (4)	320	322

Roper Technologies, Inc., 6.25%, 9/1/19	125	137
3.00%, 12/15/20	620	632
3.85%, 12/15/25	510	517
		3,016

Entertainment Content – 0.7%

Time Warner, Inc., 6.10%, 7/15/40	1,250	1,408
4.85%, 7/15/45	320	311
		1,719

Exploration & Production – 0.7%

Apache Corp., 4.75%, 4/15/43	595	594

Hess Corp., 7.13%, 3/15/33	910	1,044

Kerr-McGee Corp., 6.95%, 7/1/24	150	177
		1,815

Financial Services – 3.1%

FMR LLC, 6.45%, 11/15/39 (2)	675	860

Goldman Sachs Group (The), Inc., 2.63%, 1/31/19	305	309
5.75%, 1/24/22	840	945
2.14%, 4/26/22 (1)	285	287
3.00%, 4/26/22	165	165
4.00%, 3/3/24	198	205
3.75%, 5/22/25	470	476
3.75%, 2/25/26	457	460

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8% – continued

Financial Services – 3.1% – continued

6.45%, 5/1/36	$420	$501
6.75%, 10/1/37	520	642
4.80%, 7/8/44	675	713

KKR Group Finance Co. LLC, 6.38%, 9/29/20 (2)	105	118

Morgan Stanley, 2.50%, 1/24/19	245	247
2.38%, 7/23/19	245	247
2.63%, 11/17/21	290	288
2.21%, 1/20/22 (1)	340	343
5.00%, 11/24/25	260	279
3.88%, 1/27/26	695	704
4.30%, 1/27/45	326	323
		8,112

Food & Beverage – 1.9%

Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	865	935

Beam Suntory, Inc., 3.25%, 6/15/23	390	385

Constellation Brands, Inc., 4.75%, 12/1/25	610	657
3.70%, 12/6/26	180	180

Diageo Investment Corp., 2.88%, 5/11/22	359	366

Molson Coors Brewing Co., 1.90%, 3/15/19 (2)	1,010	1,010
2.25%, 3/15/20 (2)(5)	405	405
3.00%, 7/15/26	490	466
5.00%, 5/1/42	315	332

Tyson Foods, Inc., 2.65%, 8/15/19	300	303
		5,039

Hardware – 0.1%

NetApp, Inc., 2.00%, 12/15/17	227	227

Health Care Facilities & Services – 0.7%

Cardinal Health, Inc., 1.70%, 3/15/18	483	483
4.50%, 11/15/44	635	629

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8% – continued

Health Care Facilities & Services – 0.7% – continued

Laboratory Corp. of America Holdings, 2.63%, 2/1/20	$150	$151

McKesson Corp., 4.88%, 3/15/44	560	578
		1,841

Home Improvement – 0.4%

Masco Corp., 4.38%, 4/1/26	465	483

Stanley Black & Decker, Inc., 1.62%, 11/17/18	670	668
		1,151

Homebuilders – 0.2%

D.R. Horton, Inc., 5.75%, 8/15/23	445	499

Industrial Other – 0.1%

SBA Tower Trust, 2.93%, 12/11/17 (2)	195	195

Life Insurance – 0.6%

MetLife, Inc., 6.40%, 12/15/36	237	260

Protective Life Corp., 8.45%, 10/15/39	510	717

Prudential Financial, Inc., 2.35%, 8/15/19	195	197

Reinsurance Group of America, Inc., 4.70%, 9/15/23	439	473
		1,647

Machinery Manufacturing – 0.2%

Ingersoll-Rand Global Holding Co. Ltd., 6.88%, 8/15/18	225	240

Parker-Hannifin Corp., 4.20%, 11/21/34	345	355
		595

Managed Care – 1.4%

Anthem, Inc., 2.25%, 8/15/19	515	517

Cigna Corp., 3.25%, 4/15/25	460	455
5.38%, 2/15/42	1,265	1,467

Humana, Inc., 4.63%, 12/1/42	245	248

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8% – continued

Managed Care – 1.4% – continued

UnitedHealth Group, Inc., 3.75%, 7/15/25	$350	$366
3.10%, 3/15/26	505	501
		3,554

Mass Merchants – 0.1%

Dollar General Corp., 4/15/27 (4)	320	320

Medical Equipment & Devices Manufacturing – 0.4%

Abbott Laboratories, 2.55%, 3/15/22	885	871

Zimmer Biomet Holdings, Inc., 3.55%, 4/1/25	285	282
		1,153

Metals & Mining – 0.2%

Glencore Funding LLC, 4.00%, 3/27/27 (2)(5)	585	577

Oil & Gas Services & Equipment – 0.1%

Halliburton Co., 3.80%, 11/15/25	180	182

Pharmaceuticals – 0.1%

AbbVie, Inc., 4.50%, 5/14/35	230	228

Pipeline – 2.0%

Boardwalk Pipelines L.P., 5.95%, 6/1/26	965	1,069

Energy Transfer Partners L.P., 3.60%, 2/1/23	320	318
4.20%, 4/15/27	170	168

Enterprise Products Operating LLC, 6.30%, 9/15/17	225	230

EQT Midstream Partners L.P., 4.13%, 12/1/26	325	322

Kinder Morgan Energy Partners L.P., 5.95%, 2/15/18	430	445

Kinder Morgan, Inc., 5.05%, 2/15/46	335	325

Plains All American Pipeline L.P./PAA Finance Corp., 4.50%, 12/15/26	900	918

Sabine Pass Liquefaction LLC, 5.00%, 3/15/27 (2)	585	611

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8% – continued

Pipeline – 2.0% – continued

Sunoco Logistics Partners Operations L.P., 4.25%, 4/1/24	$235	$239
3.90%, 7/15/26	620	599
		5,244

Power Generation – 0.5%

Exelon Generation Co. LLC, 2.95%, 1/15/20	220	223
4.00%, 10/1/20	425	442
3.40%, 3/15/22	625	630
		1,295

Property & Casualty Insurance – 0.1%

Berkshire Hathaway, Inc., 2.20%, 3/15/21	160	160

Chubb INA Holdings, Inc., 2.30%, 11/3/20	200	201
		361

Publishing & Broadcasting – 0.1%

21st Century Fox America, Inc., 7.25%, 5/18/18	215	228

Railroad – 0.1%

CSX Corp., 3.95%, 5/1/50	245	224

Real Estate – 1.4%

American Tower Corp., 3.13%, 1/15/27	550	515

Brixmor Operating Partnership L.P., 3.85%, 2/1/25	460	454

EPR Properties, 4.50%, 4/1/25	600	599

HCP, Inc., 3.88%, 8/15/24	235	236

Host Hotels & Resorts L.P., 4.00%, 6/15/25	150	150

Omega Healthcare Investors, Inc., 5.25%, 1/15/26	410	428
4.75%, 1/15/28	210	207

Ventas Realty L.P., 3.25%, 10/15/26	305	290

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8% – continued

Real Estate – 1.4% – continued

5.70%, 9/30/43	$230	$261

Welltower, Inc., 4.25%, 4/1/26	435	448
		3,588

Refining & Marketing – 0.2%

Phillips 66, 4.65%, 11/15/34	395	400

Retail – Consumer Discretionary – 0.6%

ERAC USA Finance LLC, 3.85%, 11/15/24 (2)	125	128
7.00%, 10/15/37 (2)	690	872
4.50%, 2/15/45 (2)	85	81

TJX (The) Cos., Inc., 2.25%, 9/15/26	405	372
		1,453

Retail – Consumer Staples – 0.1%

Bunge Ltd. Finance Corp., 8.50%, 6/15/19	115	130

Sysco Corp., 3.30%, 7/15/26	95	93
		223

Semiconductors – 0.5%

Applied Materials, Inc., 3.30%, 4/1/27	255	256

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27 (2)	585	588

KLA-Tencor Corp., 4.13%, 11/1/21	375	393
5.65%, 11/1/34	135	144
		1,381

Software & Services – 0.4%

CA, Inc., 2.88%, 8/15/18	205	208

Oracle Corp., 1.90%, 9/15/21	405	398
2.40%, 9/15/23	445	433
		1,039

Supermarkets & Pharmacies – 1.2%

CVS Health Corp., 2.25%, 8/12/19	309	311

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8% – continued

Supermarkets & Pharmacies – 1.2% – continued

2.75%, 12/1/22	$475	$470
4.00%, 12/5/23	680	714
5.13%, 7/20/45	290	320

Walgreens Boots Alliance, Inc., 2.60%, 6/1/21	495	496
3.30%, 11/18/21	430	441
3.80%, 11/18/24	245	249
		3,001

Tobacco – 0.9%

Altria Group, Inc., 5.38%, 1/31/44	655	747

Reynolds American, Inc., 4.45%, 6/12/25	480	505
5.85%, 8/15/45	560	658

RJ Reynolds Tobacco Co., 8.13%, 6/23/19	430	485
		2,395

Transportation & Logistics – 0.3%

FedEx Corp., 4.75%, 11/15/45	785	804

Travel & Lodging – 0.1%

Wyndham Worldwide Corp., 4.50%, 4/1/27	315	317

Utilities – 2.2%

Arizona Public Service Co., 4.35%, 11/15/45	1,250	1,292

Berkshire Hathaway Energy Co., 3.50%, 2/1/25	755	774

CMS Energy Corp., 8.75%, 6/15/19	200	228

Dominion Gas Holdings LLC, 4.60%, 12/15/44	255	256

Dominion Resources, Inc., 2.50%, 12/1/19	280	283

Duke Energy Corp., 2.65%, 9/1/26	565	526

Duke Energy Florida LLC, 3.40%, 10/1/46	225	202

Exelon Corp., 5.63%, 6/15/35	170	194

Jersey Central Power & Light Co., 4.70%, 4/1/24 (2)	225	240

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 36.8% – continued

Utilities – 2.2% – continued

NextEra Energy Capital Holdings, Inc., 2.40%, 9/15/19	$330	$333

Southern Power Co., 4.95%, 12/15/46	570	564

Virginia Electric & Power Co., 3.50%, 3/15/27	705	720
		5,612

Waste & Environment Services & Equipment – 0.2%

Waste Management, Inc., 3.13%, 3/1/25	615	618

Wireless Telecommunications Services – 1.8%

AT&T, Inc., 3.00%, 6/30/22	745	741
4.13%, 2/17/26	665	674
4.25%, 3/1/27	1,040	1,051
4.50%, 5/15/35	255	241
4.80%, 6/15/44	870	816

Verizon Communications, Inc., 3.50%, 11/1/21	735	754
4.15%, 3/15/24	430	446
		4,723
Total Corporate Bonds
(Cost $95,671)		95,725

FOREIGN ISSUER BONDS – 8.3%

Banks – 1.5%

Australia & New Zealand Banking Group Ltd., 4.50%, 3/19/24 (2)	460	478

Commonwealth Bank of Australia, 1.75%, 11/7/19 (2)	815	807
1.81%, 3/10/22 (1)(2)	490	490

Credit Suisse A.G., 5.40%, 1/14/20	345	370
3.00%, 10/29/21	280	283

Lloyds Bank PLC, 6.50%, 9/14/20 (2)	215	239

Lloyds Banking Group PLC, 4.50%, 11/4/24	50	51
5.30%, 12/1/45	150	159

National Australia Bank Ltd., 1.74%, 1/10/20 (1)(2)(5)	335	337

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Banks – 1.5% – continued

Swedbank AB, 1.82%, 3/14/22 (1)(2)(5)	$370	$370

Toronto-Dominion Bank (The), 3.63%, 9/15/31 (1)	335	328
		3,912

Chemicals – 0.4%

Agrium, Inc., 4.90%, 6/1/43	170	177

LYB International Finance B.V., 4.00%, 7/15/23	165	172
4.88%, 3/15/44	70	72

LYB International Finance II B.V., 3.50%, 3/2/27	505	495

LyondellBasell Industries N.V., 5.00%, 4/15/19	200	211
		1,127

Commercial Finance – 0.2%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, 10/1/21	335	359
3.50%, 5/26/22	125	126
		485

Diversified Banks – 1.4%

BNP Paribas S.A., 2.38%, 5/21/20	50	50
4.38%, 9/28/25 (2)	455	454
4.63%, 3/13/27 (2)(5)	705	705

HSBC Holdings PLC, 5.63%, 1/17/20 (3)	445	445
5.25%, 3/14/44	695	751

Nordea Bank AB, 5.50%, 9/23/19 (2)(3)	305	306

Royal Bank of Canada, 4.65%, 1/27/26	415	439

Societe Generale S.A., 3.25%, 1/12/22 (2)	300	296
4.00%, 1/12/27 (2)	145	141
		3,587

Electrical Equipment Manufacturing – 0.9%

Siemens Financieringsmaatschappij N.V., 1.70%, 9/15/21 (2)	655	632

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Electrical Equipment Manufacturing – 0.9% – continued

1.75%, 3/16/22 (1)(2)(5)	$850	$853
2.00%, 9/15/23 (2)	590	560

Tyco Electronics Group S.A., 6.55%, 10/1/17	180	184
		2,229

Exploration & Production – 0.3%

Canadian Natural Resources Ltd., 6.75%, 2/1/39	730	853

Financial Services – 0.8%

GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	330	348

UBS Group Funding Jersey Ltd., 2.95%, 9/24/20 (2)	460	463

UBS Group Funding Switzerland A.G., 2.38%, 5/23/23 (1)(2)(5)	680	682
4.25%, 3/23/28 (2)(5)	565	573
		2,066

Food & Beverage – 0.6%

Danone S.A., 2.59%, 11/2/23 (2)	550	532

Pernod Ricard S.A., 4.25%, 7/15/22 (2)(5)	385	407
3.25%, 6/8/26 (2)(5)	230	228

Suntory Holdings Ltd., 2.55%, 9/29/19 (2)	360	363
		1,530

Hardware – 0.1%

Seagate HDD Cayman, 4.75%, 1/1/25	335	328

Integrated Oils – 1.1%

BP Capital Markets PLC, 1.38%, 11/6/17	365	365
3.02%, 1/16/27	415	398

Petro-Canada, 6.05%, 5/15/18	345	361

Petroleos Mexicanos, 5.38%, 3/13/22 (2)	1,060	1,111

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Integrated Oils – 1.1% – continued

Shell International Finance B.V., 2.13%, 5/11/20	$265	$265

Suncor Energy, Inc., 3.60%, 12/1/24	365	370
		2,870

Metals & Mining – 0.4%

FMG Resources (August 2006) Pty. Ltd., 9.75%, 3/1/22 (2)	275	315

Vale Overseas Ltd., 4.38%, 1/11/22	725	737
		1,052

Pharmaceuticals – 0.3%

Actavis Funding SCS, 4.55%, 3/15/35	135	135

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	525	500

Teva Pharmaceutical Finance Netherlands III B.V., 4.10%, 10/1/46	340	293
		928

Property & Casualty Insurance – 0.2%

Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	384	419

Wireline Telecommunications Services – 0.1%

Deutsche Telekom International Finance B.V., 2.23%, 1/17/20 (2)	180	179
Total Foreign Issuer Bonds
(Cost $21,434)		21,565

U.S. GOVERNMENT AGENCIES – 21.9% (6)

Fannie Mae – 21.3%

Pool #535714 7.50%, 1/1/31	8	9

Pool #555599 7.00%, 4/1/33	17	20

Pool #656035 7.50%, 9/1/32	2	2

Pool #712130 7.00%, 6/1/33	11	13

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.9% (6) – continued

Fannie Mae – 21.3% – continued

Pool #845182 5.50%, 11/1/35	$16	$18

Pool #890009 5.50%, 9/1/36	90	100

Pool #890384 4.50%, 10/1/41	18	19

Pool #893082 3.16%, 9/1/36 (1)	108	114

Pool #932638 5.00%, 3/1/40	258	286

Pool #AA7583 4.50%, 6/1/39	21	22

Pool #AB1470 4.50%, 9/1/40	256	275

Pool #AB3114 5.00%, 6/1/41	173	190

Pool #AB9522 3.50%, 5/1/43	1,359	1,396

Pool #AC6118 4.50%, 11/1/39	252	271

Pool #AC9581 5.50%, 1/1/40	145	163

Pool #AD0915 5.50%, 12/1/38	141	159

Pool #AD1645 5.00%, 3/1/40	27	30

Pool #AD6929 5.00%, 6/1/40	174	192

Pool #AD7775 4.50%, 8/1/40	528	573

Pool #AH1507 4.50%, 12/1/40	338	366

Pool #AH9109 4.50%, 4/1/41	20	22

Pool #AI8193 4.50%, 8/1/41	989	1,062

Pool #AL4408 4.50%, 11/1/43	1,411	1,528

Pool #AL4908 4.00%, 2/1/44	368	389

Pool #AL5686 4.00%, 9/1/44	1,015	1,071

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.9% (6) – continued

Fannie Mae – 21.3% – continued

Pool #AL8352 3.00%, 10/1/44	$4,154	$4,140

Pool #AL9069 3.00%, 3/1/44	5,318	5,300

Pool #AQ9333 4.00%, 1/1/43	977	1,032

Pool #AS3473 4.00%, 10/1/44	2,052	2,152

Pool #AS3655 4.50%, 10/1/44	856	918

Pool #AS3797 5.00%, 11/1/44	734	802

Pool #AS5722 3.50%, 9/1/45	412	422

Pool #AS6075 4.00%, 10/1/45	2,092	2,195

Pool #AS6184 3.50%, 11/1/45	3,304	3,403

Pool #AS6520 3.50%, 1/1/46	3,908	4,000

Pool #AS6730 3.50%, 2/1/46	2,090	2,140

Pool #AS7375 3.00%, 6/1/46	1,200	1,191

Pool #AS7568 4.50%, 7/1/46	3,361	3,612

Pool #AU7032 4.00%, 11/1/43	3,538	3,739

Pool #AW2706 4.00%, 4/1/44	2,108	2,211

Pool #AW6233 4.50%, 6/1/44	949	1,026

Pool #AZ7903 4.00%, 6/1/41	1,363	1,435

Pool #BC0326 3.50%, 12/1/45	2,233	2,286

Pool #BC4898 3.50%, 2/1/46	2,273	2,326

Pool #MA2522 3.50%, 2/1/46	1,541	1,577

Pool #MA2642 3.50%, 6/1/46	1,262	1,292
		55,489

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.9% (6) – continued

Freddie Mac – 0.2%

Pool #1B3575 5.97%, 9/1/37 (1)	$16	$16

Pool #1G2296 6.12%, 11/1/37 (1)	103	110

Pool #1J0365 3.05%, 4/1/37 (1)	123	131

Pool #1J2840 3.15%, 9/1/37 (1)	159	170
		427

Freddie Mac Gold – 0.4%

Pool #A65182 6.50%, 9/1/37	273	307

Pool #C02790 6.50%, 4/1/37	153	178

Pool #C02838 5.50%, 5/1/37	138	155

Pool #C03517 4.50%, 9/1/40	191	206

Pool #G01954 5.00%, 11/1/35	123	134
		980

Government National Mortgage Association I – 0.0%

Pool #604183 5.50%, 4/15/33	5	6

Pool #633627 5.50%, 9/15/34	6	6
		12
Total U.S. Government Agencies
(Cost $57,858)		56,908

U.S. GOVERNMENT OBLIGATIONS – 16.4%

U.S. Treasury Bonds – 0.4%

2.88%, 11/15/46	1,200	1,164

U.S. Treasury Inflation Indexed Bonds – 1.1%

1.00%, 2/15/46	2,785	2,897

U.S. Treasury Inflation Indexed Notes – 8.3%

0.13%, 4/15/19	5,570	5,856

0.13%, 4/15/21	6,095	6,308

0.13%, 7/15/26	4,170	4,121

0.38%, 1/15/27	5,245	5,249
		21,534

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 16.4% – continued

U.S. Treasury Notes – 6.6%

0.63%, 8/31/17	$10,315	$10,305

1.13%, 2/28/19	2,975	2,968

1.63%, 3/15/20	2,310	2,318

1.88%, 2/28/22	125	125

2.25%, 2/15/27	1,405	1,387
		17,103
Total U.S. Government Obligations
(Cost $42,842)		42,698

MUNICIPAL BONDS – 0.2%

Alabama – 0.2%

Alabama Economic Settlement Authority Taxable Revenue Bonds, Series B, 3.16%, 9/15/25	395	397
Total Municipal Bonds
(Cost $395)		397

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 8.1%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (7)(8)	20,993,718	$20,994
Total Investment Companies
(Cost $20,994)		20,994

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.50%, 5/18/17 (9)(10)	$750	$749
Total Short-Term Investments
(Cost $749)		749

Total Investments – 97.1%
(Cost $253,374)		252,392

Other Assets less Liabilities – 2.9%		7,559
NET ASSETS – 100.0%		$259,951

(1)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the perpetual call date.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(5)	Restricted security that has been deemed illiquid. At March 31, 2017, the value of these restricted illiquid securities amounted to approximately $5,137,000 or 2.0% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
BNP Paribas S.A., 4.63%, 3/13/27	3/6/17	$704
Glencore Funding LLC, 4.00%, 3/27/27	3/21/17	579
Molson Coors Brewing Co., 2.25%, 3/15/20	3/6/17	405
National Australia Bank Ltd., 1.74%, 1/10/20	3/10/17	337
Pernod Ricard S.A., 4.25%, 7/15/22	3/10/17	403
Pernod Ricard S.A., 3.25%, 6/8/26	3/16/17	226
Siemens Financieringsmaatschappij N.V., 1.75%, 3/16/22	3/7/17	850
Swedbank AB, 1.82%, 3/14/22	3/6/17	370
UBS Group Funding Switzerland A.G., 2.38%, 5/23/23	3/16/17	680
UBS Group Funding Switzerland A.G., 4.25%, 3/23/28	3/16/17	565

(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day yield as of March 31, 2017 is disclosed.
(9)	Discount rate at the time of purchase.
(10)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued	MARCH 31, 2017

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
10-Year U.S. Treasury Note	(147)	$18,311	Short	6/17	$(17)

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	17.2%
U.S. Agency	22.6
AAA	5.3
AA	2.0
A	12.0
BBB	32.6
Cash Equivalents	8.3

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–		$13,356	$–	$13,356
Corporate Bonds (1)	–		95,725	–	95,725
Foreign Issuer Bonds (1)	–		21,565	–	21,565
U.S. Government Agencies (1)	–		56,908	–	56,908
U.S. Government Obligations (1)	–		42,698	–	42,698
Municipal Bonds (1)	–		397	–	397
Investment Companies	20,994		–	–	20,994
Short Term Investments	–		749	–	749
Total Investments	$20,994		$231,398	$–	$252,392

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts		$(17)	$–	$–		$(17)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 5.2%

Commercial Mortgage-Backed Securities – 3.1%

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5 3.14%, 2/10/48	$7,315	$7,290

Commercial Mortgage Trust, Series 2015-CR23, Class A2 2.85%, 5/10/48	690	703

Commercial Mortgage Trust, Series 2015-PC1, Class A2 3.15%, 7/10/50	1,030	1,053

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A2 3.05%, 4/15/47	11,475	11,704

JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5 3.69%, 3/15/50	6,255	6,470

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2 3.10%, 12/15/47	2,485	2,549

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A2 2.98%, 7/15/50	1,495	1,523

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5 3.64%, 10/15/48	4,760	4,899

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2 2.63%, 5/15/48	300	304
		36,495

Credit Card – 1.8%

Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1 1.75%, 11/19/21	10,720	10,702

Discover Card Execution Note Trust, Series 2016-A4, Class A4 1.39%, 3/15/22	11,035	10,936
		21,638

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 5.2% – continued

Other – 0.3%

CNH Equipment Trust, Series 2016-C, Class A3 1.44%, 12/15/21	$3,465	$3,434
Total Asset-Backed Securities
(Cost $61,782)		61,567

CORPORATE BONDS – 38.7%

Aerospace & Defense – 0.2%

L3 Technologies, Inc., 3.85%, 12/15/26	780	791

Lockheed Martin Corp., 3.80%, 3/1/45	1,760	1,653
		2,444

Auto Parts Manufacturing – 0.1%

Delphi Corp., 4.15%, 3/15/24	990	1,034

Automobiles Manufacturing – 1.2%

Ford Motor Co., 7.45%, 7/16/31	1,580	1,993

Ford Motor Credit Co. LLC, 3.10%, 5/4/23	1,705	1,663
3.66%, 9/8/24	3,540	3,481

General Motors Co., 6.25%, 10/2/43	1,945	2,142

General Motors Financial Co., Inc., 2.57%, 1/14/22 (1)	1,865	1,913
3.45%, 1/14/22	1,760	1,775
4.25%, 5/15/23	1,240	1,280
		14,247

Banks – 0.6%

Capital One N.A., 2.19%, 1/30/23 (1)	1,160	1,165

PNC Financial Services Group (The), Inc., 4.85%, 6/1/23 (2)	3,495	3,477

US Bancorp, 3.10%, 4/27/26	2,060	2,025
		6,667

Biotechnology – 0.5%

Amgen, Inc., 4.40%, 5/1/45	870	844

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Biotechnology – 0.5% – continued

Biogen, Inc., 2.90%, 9/15/20	$1,195	$1,216

Celgene Corp., 5.25%, 8/15/43	2,510	2,638

Roche Holdings, Inc., 1.75%, 1/28/22 (3)	1,801	1,739
		6,437

Cable & Satellite – 0.5%

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	2,325	2,452
6.48%, 10/23/45	2,765	3,183
		5,635

Casinos & Gaming – 0.1%

Eldorado Resorts, Inc., 7.00%, 8/1/23	1,000	1,073

Chemicals – 1.0%

CF Industries, Inc., 5.15%, 3/15/34	1,520	1,421

Eastman Chemical Co., 3.80%, 3/15/25	1,119	1,143
4.65%, 10/15/44	2,396	2,412

Olin Corp., 5.13%, 9/15/27	3,340	3,397

Tronox Finance LLC, 7.50%, 3/15/22 (3)	2,125	2,199

Westlake Chemical Corp., 3.60%, 8/15/26 (3)	1,730	1,694
		12,266

Communications Equipment – 0.2%

Apple, Inc., 2.70%, 5/13/22	1,285	1,301

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (3)	1,090	1,076
		2,377

Construction Materials Manufacturing – 0.2%

Owens Corning, 4.20%, 12/1/24	2,015	2,076

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Consumer Finance – 0.7%

American Express Credit Corp., 2.38%, 5/26/20	$1,350	$1,357

Capital One Financial Corp., 4.20%, 10/29/25	2,025	2,033

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (3)(4)	4,515	4,549
		7,939

Consumer Services – 0.4%

ADT (The) Corp., 4.13%, 6/15/23	1,305	1,246

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (3)	1,350	1,480

Service Corp. International, 5.38%, 1/15/22	1,600	1,652
		4,378

Containers & Packaging – 0.4%

BWAY Holding Co., 4/15/25 (3)(5)	2,805	2,805

International Paper Co., 4.40%, 8/15/47	2,500	2,360
		5,165

Diversified Banks – 5.6%

Bank of America Corp., 3.12%, 1/20/23 (1)	1,905	1,915
4.00%, 1/22/25	3,695	3,691
4.45%, 3/3/26	2,783	2,854
6.11%, 1/29/37	3,320	3,879
5.00%, 1/21/44	3,409	3,715

Citigroup, Inc., 2.90%, 12/8/21	2,925	2,936
4.50%, 1/14/22	1,393	1,491
4.05%, 7/30/22	1,350	1,406
6.30%, 5/15/24 (2)	2,080	2,168
3.88%, 3/26/25	2,480	2,464
3.40%, 5/1/26	2,192	2,136
4.45%, 9/29/27	3,095	3,132
4.13%, 7/25/28	2,475	2,434
6.68%, 9/13/43	2,872	3,656

JPMorgan Chase & Co., 5.00%, 7/1/19 (2)	3,185	3,221

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Diversified Banks – 5.6% – continued

5.30%, 5/1/20 (2)	$2,415	$2,502
2.55%, 3/1/21	1,105	1,106
3.90%, 7/15/25	2,460	2,543
4.25%, 10/1/27	2,520	2,582

Wells Fargo & Co., 7.98%, 3/15/18 (2)	2,575	2,691
2.15%, 1/30/20	1,965	1,969
3.50%, 3/8/22	965	1,000
3.07%, 1/24/23	1,595	1,605
3.00%, 4/22/26	2,880	2,764
3.90%, 5/1/45	3,666	3,510
4.75%, 12/7/46	3,145	3,213
		66,583

Electrical Equipment Manufacturing – 0.9%

Fortive Corp., 3.15%, 6/15/26 (3)	2,855	2,822

Keysight Technologies, Inc., 3.30%, 10/30/19	1,480	1,503
4/6/27 (5)	1,430	1,440

Roper Technologies, Inc., 6.25%, 9/1/19	1,750	1,914
3.85%, 12/15/25	2,475	2,511
		10,190

Entertainment Content – 0.1%

Time Warner, Inc., 4.85%, 7/15/45	1,635	1,590

Entertainment Resources – 0.3%

National CineMedia LLC, 5.75%, 8/15/26	3,078	3,115

Exploration & Production – 2.1%

Apache Corp., 4.75%, 4/15/43	2,835	2,830

Hess Corp., 7.13%, 3/15/33	1,000	1,147

Kerr-McGee Corp., 6.95%, 7/1/24	1,005	1,187

Murphy Oil Corp., 4.00%, 6/1/22	2,035	1,943
6.88%, 8/15/24	3,270	3,466
6.13%, 12/1/42	2,115	1,993

QEP Resources, Inc., 6.88%, 3/1/21	3,000	3,188

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Exploration & Production – 2.1% – continued

SM Energy Co., 5.63%, 6/1/25	$3,565	$3,412
6.75%, 9/15/26	890	897

Southwestern Energy Co., 6.70%, 1/23/25	2,655	2,615

WPX Energy, Inc., 5.25%, 9/15/24	2,680	2,593
		25,271

Financial Services – 4.1%

Ares Capital Corp., 4.88%, 11/30/18	2,561	2,657

Charles Schwab (The) Corp., 4.63%, 3/1/22 (2)	3,310	3,260

FMR LLC, 6.45%, 11/15/39 (3)	3,915	4,989

Goldman Sachs Group (The), Inc., 2.63%, 1/31/19	877	887
5.38%, 5/10/20 (2)	1,910	1,953
5.75%, 1/24/22	3,670	4,128
2.14%, 4/26/22 (1)	1,305	1,316
3.00%, 4/26/22	765	767
4.00%, 3/3/24	850	881
3.75%, 5/22/25	2,395	2,425
3.75%, 2/25/26	1,340	1,349
6.45%, 5/1/36	2,841	3,388
6.75%, 10/1/37	2,782	3,433
4.80%, 7/8/44	3,650	3,854

KKR Group Finance Co. LLC, 6.38%, 9/29/20 (3)	2,195	2,468

Morgan Stanley, 2.38%, 7/23/19	1,225	1,233
2.63%, 11/17/21	1,370	1,361
2.21%, 1/20/22 (1)	1,625	1,641
5.00%, 11/24/25	1,875	2,013
3.88%, 1/27/26	1,565	1,586
4.30%, 1/27/45	2,654	2,625
		48,214

Food & Beverage – 1.7%

Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	1,965	2,124

Beam Suntory, Inc., 3.25%, 6/15/23	2,150	2,124

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Food & Beverage – 1.7% – continued

Constellation Brands, Inc., 4.75%, 12/1/25	$2,845	$3,064
3.70%, 12/6/26	845	844

Cott Holdings, Inc., 5.50%, 4/1/25 (3)(4)	2,710	2,758

Diageo Investment Corp., 2.88%, 5/11/22	1,875	1,909

Lamb Weston Holdings, Inc., 4.88%, 11/1/26 (3)	1,710	1,744

Molson Coors Brewing Co., 3.00%, 7/15/26	2,310	2,197
5.00%, 5/1/42	1,608	1,696

Tyson Foods, Inc., 2.65%, 8/15/19	1,370	1,385
		19,845

Health Care Facilities & Services – 0.6%

Cardinal Health, Inc., 1.70%, 3/15/18	1,140	1,140
4.50%, 11/15/44	2,245	2,223

Laboratory Corp. of America Holdings, 2.63%, 2/1/20	715	719

McKesson Corp., 4.88%, 3/15/44	2,375	2,452
		6,534

Home Improvement – 0.3%

Masco Corp., 4.38%, 4/1/26	1,515	1,574

ServiceMaster (The) Co. LLC, 5.13%, 11/15/24 (3)	2,300	2,358
		3,932

Homebuilders – 0.0%

D.R. Horton, Inc., 5.75%, 8/15/23	180	202

Industrial Other – 0.6%

Herc Rentals, Inc., 7.75%, 6/1/24 (3)	2,554	2,726

SBA Tower Trust, 2.93%, 12/11/17 (3)	1,865	1,866

United Rentals North America, Inc., 5.50%, 5/15/27	2,640	2,667
		7,259

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Life Insurance – 0.8%

MetLife, Inc., 6.40%, 12/15/36	$746	$819

Protective Life Corp., 8.45%, 10/15/39	4,725	6,648

Prudential Financial, Inc., 2.35%, 8/15/19	1,775	1,792
		9,259

Machinery Manufacturing – 0.2%

Parker-Hannifin Corp., 4.20%, 11/21/34	2,000	2,057

Managed Care – 0.4%

Anthem, Inc., 3.50%, 8/15/24	1,500	1,509

Humana, Inc., 4.63%, 12/1/42	1,425	1,443

UnitedHealth Group, Inc., 3.10%, 3/15/26	2,025	2,010
		4,962

Mass Merchants – 0.1%

Dollar General Corp., 4/15/27 (5)	1,430	1,431

Medical Equipment & Devices Manufacturing – 0.1%

Zimmer Biomet Holdings, Inc., 3.55%, 4/1/25	1,025	1,014

Metals & Mining – 0.6%

Freeport-McMoRan, Inc., 3.55%, 3/1/22	1,500	1,391

Glencore Funding LLC, 4.00%, 3/27/27 (3)(4)	2,715	2,680

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.38%, 2/1/20	2,450	2,475
		6,546

Oil & Gas Services & Equipment – 0.4%

Halliburton Co., 3.80%, 11/15/25	1,585	1,605

Rowan Cos., Inc., 7.38%, 6/15/25	2,665	2,678
		4,283

Pharmaceuticals – 0.0%

AbbVie, Inc., 4.50%, 5/14/35	585	581

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Pipeline – 2.0%

Boardwalk Pipelines L.P., 5.95%, 6/1/26	$1,930	$2,137

Energy Transfer Equity L.P., 5.50%, 6/1/27	2,105	2,200

Energy Transfer Partners L.P., 4.20%, 4/15/27	805	795

EQT Midstream Partners L.P., 4.13%, 12/1/26	1,635	1,619

Kinder Morgan, Inc., 5.05%, 2/15/46	1,625	1,577

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23	2,830	2,865

Sabine Pass Liquefaction LLC, 5.00%, 3/15/27 (3)	2,785	2,911

SemGroup Corp., 6.38%, 3/15/25 (3)(4)	2,705	2,658

Sunoco Logistics Partners Operations L.P., 3.90%, 7/15/26	1,015	981

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.25%, 5/1/23	2,290	2,342

Williams (The) Cos., Inc., 5.75%, 6/24/44	3,705	3,724
		23,809

Power Generation – 0.3%

Exelon Generation Co. LLC, 2.95%, 1/15/20	1,600	1,622
4.00%, 10/1/20	1,630	1,694
		3,316

Property & Casualty Insurance – 0.2%

Berkshire Hathaway, Inc., 2.20%, 3/15/21	850	851

Chubb INA Holdings, Inc., 2.30%, 11/3/20	1,230	1,234
		2,085

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Publishing & Broadcasting – 0.3%

21st Century Fox America, Inc., 7.25%, 5/18/18	$1,145	$1,213

CBS Radio, Inc., 7.25%, 11/1/24 (3)	2,340	2,457
		3,670

Railroad – 0.2%

CSX Corp., 3.95%, 5/1/50	2,085	1,904

Real Estate – 2.2%

American Tower Corp., 3.13%, 1/15/27	2,700	2,527

Brixmor Operating Partnership L.P., 3.85%, 2/1/25	1,515	1,495

EPR Properties, 4.50%, 4/1/25	1,500	1,498

ESH Hospitality, Inc., 5.25%, 5/1/25 (3)	1,180	1,190

HCP, Inc., 3.88%, 8/15/24	1,585	1,594

Host Hotels & Resorts L.P., 4.00%, 6/15/25	1,225	1,228

Howard Hughes (The) Corp., 5.38%, 3/15/25 (3)(4)	2,105	2,084

iStar, Inc., 6.50%, 7/1/21	2,020	2,075

Omega Healthcare Investors, Inc., 5.25%, 1/15/26	1,925	2,010
4.75%, 1/15/28	965	953

Uniti Group, Inc./CSL Capital LLC, 7.13%, 12/15/24 (3)	3,880	3,938

Ventas Realty L.P., 3.25%, 10/15/26	1,560	1,480
5.70%, 9/30/43	1,290	1,461

Welltower, Inc., 4.25%, 4/1/26	2,060	2,121
		25,654

Refining & Marketing – 0.4%

PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	2,165	2,208

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Refining & Marketing – 0.4% – continued

Phillips 66, 4.65%, 11/15/34	$1,000	$1,013

Western Refining, Inc., 6.25%, 4/1/21	1,730	1,788
		5,009

Restaurants – 0.3%

Landry’s, Inc., 6.75%, 10/15/24 (3)	2,920	3,029

Retail – Consumer Discretionary – 1.4%

ERAC USA Finance LLC, 3.85%, 11/15/24 (3)	1,515	1,544
7.00%, 10/15/37 (3)	4,140	5,233
4.50%, 2/15/45 (3)	670	641

L Brands, Inc., 6.75%, 7/1/36	1,420	1,353

Penske Automotive Group, Inc., 5.50%, 5/15/26	2,675	2,621

PetSmart, Inc., 7.13%, 3/15/23 (3)	3,820	3,629

TJX (The) Cos., Inc., 2.25%, 9/15/26	2,040	1,873
		16,894

Retail – Consumer Staples – 0.2%

Bunge Ltd. Finance Corp., 8.50%, 6/15/19	1,535	1,740

Sysco Corp., 3.30%, 7/15/26	525	514
		2,254

Semiconductors – 0.4%

Applied Materials, Inc., 3.30%, 4/1/27	250	251

Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20 (3)	1,250	1,250
3.88%, 1/15/27 (3)	2,785	2,800
		4,301

Software & Services – 0.6%

CA, Inc., 2.88%, 8/15/18	1,325	1,343

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Software & Services – 0.6% – continued

Nuance Communications, Inc., 5.63%, 12/15/26 (3)	$4,730	$4,836

Oracle Corp., 1.90%, 9/15/21	750	737
		6,916

Supermarkets & Pharmacies – 0.8%

CVS Health Corp., 2.25%, 8/12/19	1,818	1,830
2.75%, 12/1/22	2,330	2,305
5.13%, 7/20/45	1,795	1,981

Rite Aid Corp., 6.13%, 4/1/23 (3)	2,285	2,265

Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	1,315	1,339
		9,720

Tobacco – 0.7%

Altria Group, Inc., 5.38%, 1/31/44	2,680	3,057

Reynolds American, Inc., 5.85%, 8/15/45	2,372	2,786

RJ Reynolds Tobacco Co., 8.13%, 6/23/19	2,475	2,790
		8,633

Utilities – 1.8%

AES Corp., 5.50%, 3/15/24	1,850	1,878
5.50%, 4/15/25	2,435	2,465

AmeriGas Partners L.P./AmeriGas Finance Corp., 5.75%, 5/20/27	2,550	2,518

CMS Energy Corp., 8.75%, 6/15/19	2,000	2,284

Dominion Gas Holdings LLC, 4.60%, 12/15/44	2,005	2,011

Duke Energy Florida LLC, 3.40%, 10/1/46	1,135	1,018

Exelon Corp., 5.63%, 6/15/35	2,695	3,078

Jersey Central Power & Light Co., 4.70%, 4/1/24 (3)	1,305	1,393

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 38.7% – continued

Utilities – 1.8% – continued

Southern Power Co., 4.95%, 12/15/46	$2,745	$2,714

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 3/1/27	2,465	2,428
		21,787

Waste & Environment Services & Equipment – 0.2%

Advanced Disposal Services, Inc., 5.63%, 11/15/24 (3)	2,360	2,384

Wireless Telecommunications Services – 1.4%

AT&T, Inc., 3.00%, 6/30/22	1,995	1,985
4.13%, 2/17/26	3,505	3,554
4.80%, 6/15/44	4,470	4,190

Sprint Corp., 7.13%, 6/15/24	3,500	3,736

Verizon Communications, Inc., 4.15%, 3/15/24	3,070	3,182
		16,647

Wireline Telecommunications Services – 0.3%

Frontier Communications Corp., 8.88%, 9/15/20	2,090	2,205

Windstream Services LLC, 6.38%, 8/1/23	2,125	1,886
		4,091
Total Corporate Bonds
(Cost $451,640)		456,709

FOREIGN ISSUER BONDS – 7.3%

Banks – 1.3%

Commonwealth Bank of Australia, 1.81%, 3/10/22 (1)(3)	2,255	2,255

Credit Suisse A.G., 5.40%, 1/14/20	2,560	2,747
3.00%, 10/29/21	875	883

Lloyds Bank PLC, 6.50%, 9/14/20 (3)	3,200	3,557

Lloyds Banking Group PLC, 4.50%, 11/4/24	1,272	1,305
5.30%, 12/1/45	794	842

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Banks – 1.3% – continued

Swedbank AB, 1.82%, 3/14/22 (1)(3)(4)	$1,715	$1,716

Toronto-Dominion Bank (The), 3.63%, 9/15/31 (1)	1,675	1,640
		14,945

Cable & Satellite – 0.7%

Altice Financing S.A., 6.63%, 2/15/23 (3)	2,050	2,134
7.50%, 5/15/26 (3)	3,550	3,772

Ziggo Secured Finance B.V., 5.50%, 1/15/27 (3)	2,345	2,345
		8,251

Chemicals – 0.2%

Agrium, Inc., 4.90%, 6/1/43	1,010	1,049

LYB International Finance B.V., 4.00%, 7/15/23	780	813
4.88%, 3/15/44	305	316
		2,178

Commercial Finance – 0.5%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, 10/1/21	930	996
3.50%, 5/26/22	590	594

Aircastle Ltd., 4.13%, 5/1/24	2,560	2,563

Dana Financing Luxembourg S.a.r.l., 6.50%, 6/1/26 (3)	2,135	2,226
		6,379

Containers & Packaging – 0.2%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24 (3)	1,970	2,108

Diversified Banks – 1.1%

BNP Paribas S.A., 2.38%, 5/21/20	420	420
4.38%, 9/28/25 (3)	3,410	3,401
4.63%, 3/13/27 (3)(4)	3,255	3,254

HSBC Holdings PLC, 5.25%, 3/14/44	3,746	4,049

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Diversified Banks – 1.1% – continued

Societe Generale S.A., 3.25%, 1/12/22 (3)	$1,395	$1,376
4.00%, 1/12/27 (3)	665	650
		13,150

Electrical Equipment Manufacturing – 0.2%

Siemens Financieringsmaatschappij N.V., 2.00%, 9/15/23 (3)	1,880	1,785

Exploration & Production – 0.3%

Canadian Natural Resources Ltd., 6.75%, 2/1/39	3,400	3,970

Financial Services – 0.2%

UBS Group Funding Jersey Ltd., 2.95%, 9/24/20 (3)	2,140	2,154

Food & Beverage – 0.6%

Danone S.A., 2.59%, 11/2/23 (3)	2,245	2,172

ESAL GmbH, 6.25%, 2/5/23 (3)	1,800	1,800

JBS Investments GmbH, 7.25%, 4/3/24 (3)	1,650	1,708

Suntory Holdings Ltd., 2.55%, 9/29/19 (3)	1,840	1,854
		7,534

Hardware – 0.2%

Seagate HDD Cayman, 4.75%, 1/1/25	2,470	2,419

Integrated Oils – 0.3%

BP Capital Markets PLC, 3.02%, 1/16/27	2,100	2,016

Petro-Canada, 6.05%, 5/15/18	960	1,005
		3,021

Metals & Mining – 0.8%

Alcoa Nederland Holding B.V., 6.75%, 9/30/24 (3)	950	1,019

FMG Resources (August 2006) Pty. Ltd., 9.75%, 3/1/22 (3)	1,265	1,450

IAMGOLD Corp., 7.00%, 4/15/25 (3)(4)	2,800	2,772

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 7.3% – continued

Metals & Mining – 0.8% – continued

Teck Resources Ltd., 6.25%, 7/15/41	$2,120	$2,199

Vale Overseas Ltd., 4.38%, 1/11/22	2,530	2,572
		10,012

Pharmaceuticals – 0.4%

Actavis Funding SCS, 4.55%, 3/15/35	1,035	1,038

Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	2,385	2,271

Teva Pharmaceutical Finance Netherlands III B.V., 4.10%, 10/1/46	1,765	1,520
		4,829

Property & Casualty Insurance – 0.2%

Allied World Assurance Co. Holdings Ltd., 5.50%, 11/15/20	2,070	2,261

Wireline Telecommunications Services – 0.1%

Deutsche Telekom International Finance B.V., 2.23%, 1/17/20 (3)	850	848
Total Foreign Issuer Bonds
(Cost $85,016)		85,844

U.S. GOVERNMENT AGENCIES – 22.4% (6)

Fannie Mae – 21.5%

Pool #255498 5.50%, 12/1/34	228	256

Pool #256883 6.00%, 9/1/37	20	23

Pool #535714 7.50%, 1/1/31	29	33

Pool #545003 8.00%, 5/1/31	1	2

Pool #545437 7.00%, 2/1/32	60	70

Pool #545556 7.00%, 4/1/32	37	43

Pool #555189 7.00%, 12/1/32	249	283

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 22.4% (6) – continued

Fannie Mae – 21.5% – continued

Pool #581806 7.00%, 7/1/31	$74	$82

Pool #585617 7.00%, 5/1/31 (7)	–	–

Pool #745148 5.00%, 1/1/36	138	151

Pool #888538 5.50%, 1/1/37	332	371

Pool #890009 5.50%, 9/1/36	1,444	1,617

Pool #893082 3.16%, 9/1/36 (1)	1,194	1,263

Pool #929035 6.50%, 1/1/38	349	404

Pool #932638 5.00%, 3/1/40	4,877	5,403

Pool #955782 6.50%, 10/1/37	96	108

Pool #990702 6.50%, 9/1/38	1,854	2,140

Pool #AB1470 4.50%, 9/1/40	1,894	2,037

Pool #AB3114 5.00%, 6/1/41	2,235	2,449

Pool #AB9522 3.50%, 5/1/43	19,310	19,838

Pool #AC6767 4.50%, 1/1/40	1,624	1,757

Pool #AC9581 5.50%, 1/1/40	3,647	4,099

Pool #AD0915 5.50%, 12/1/38	125	140

Pool #AD6929 5.00%, 6/1/40	2,174	2,388

Pool #AH1166 4.50%, 12/1/40	2,615	2,816

Pool #AH1507 4.50%, 12/1/40	6,399	6,922

Pool #AL4408 4.50%, 11/1/43	7,986	8,645

Pool #AL5686 4.00%, 9/1/44	5,280	5,572

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 22.4% (6) – continued

Fannie Mae – 21.5% – continued

Pool #AL8352 3.00%, 10/1/44	$22,796	$22,723

Pool #AL9069 3.00%, 3/1/44	11,224	11,187

Pool #AQ9333 4.00%, 1/1/43	4,847	5,121

Pool #AS2703 4.00%, 6/1/44	5,605	5,909

Pool #AS3473 4.00%, 10/1/44	9,021	9,465

Pool #AS3655 4.50%, 10/1/44	3,222	3,455

Pool #AS6075 4.00%, 10/1/45	5,103	5,353

Pool #AS6184 3.50%, 11/1/45	14,167	14,592

Pool #AS6520 3.50%, 1/1/46	5,780	5,916

Pool #AS6730 3.50%, 2/1/46	10,917	11,173

Pool #AS7568 4.50%, 7/1/46	11,931	12,821

Pool #AU7032 4.00%, 11/1/43	29,072	30,726

Pool #AW6233 4.50%, 6/1/44	7,713	8,346

Pool #AZ7903 4.00%, 6/1/41	5,171	5,442

Pool #BC0326 3.50%, 12/1/45	5,416	5,543

Pool #BC4898 3.50%, 2/1/46	10,185	10,424

Pool #MA2522 3.50%, 2/1/46	7,472	7,647

Pool #MA2642 3.50%, 6/1/46	8,820	9,027
		253,782

Freddie Mac – 0.4%

Pool #1B3575 5.97%, 9/1/37 (1)	191	192

Pool #1G2296 6.12%, 11/1/37 (1)	1,085	1,160

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 22.4% (6) – continued

Freddie Mac – 0.4% – continued

Pool #1J0365 3.05%, 4/1/37 (1)	$1,247	$1,328

Pool #1J2840 3.15%, 9/1/37 (1)	1,174	1,254

Pool #848076 4.63%, 6/1/38 (1)	463	472
		4,406

Freddie Mac Gold – 0.5%

Pool #A65182 6.50%, 9/1/37	1,907	2,147

Pool #A92650 5.50%, 6/1/40	183	203

Pool #C00910 7.50%, 1/1/30	220	257

Pool #C02790 6.50%, 4/1/37	1,011	1,177

Pool #C02838 5.50%, 5/1/37	1,527	1,713

Pool #G01954 5.00%, 11/1/35	861	942
		6,439
Total U.S. Government Agencies
(Cost $266,539)		264,627

U.S. GOVERNMENT OBLIGATIONS – 16.7%

U.S. Treasury Bonds – 1.8%

2.88%, 11/15/46	22,435	21,768

U.S. Treasury Inflation Indexed Bonds – 1.1%

1.00%, 2/15/46	11,975	12,457

U.S. Treasury Inflation Indexed Notes – 8.6%

0.13%, 4/15/19	26,110	27,451

0.13%, 4/15/21	29,155	30,175

0.13%, 7/15/26	19,690	19,458

0.38%, 1/15/27	24,850	24,869
		101,953

U.S. Treasury Notes – 5.2%

1.63%, 3/15/20	31,045	31,156

1.88%, 2/28/22	29,810	29,746
		60,902
Total U.S. Government Obligations
(Cost $197,337)		197,080

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.2%

Alabama – 0.2%

Alabama Economic Settlement Authority Taxable Revenue Bonds, Series B, 3.16%, 9/15/25	$1,740	$1,747
Total Municipal Bonds
(Cost $1,740)		1,747

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 9.4%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (8)(9)	111,332,771	$111,333
Total Investment Companies
(Cost $111,333)		111,333

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.50%, 5/18/17 (10)(11)	$4,000	$3,996
Total Short-Term Investments
(Cost $3,997)		3,996

Total Investments – 100.2%
(Cost $1,179,384)		1,182,903

Liabilities less Other Assets – (0.2%)		(2,393)
NET ASSETS – 100.0%		$1,180,510

(1)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(2)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the perpetual call date.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Restricted security that has been deemed illiquid. At March 31, 2017, the value of these restricted illiquid securities amounted to approximately $22,471,000 or 1.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
BNP Paribas S.A., 4.63%, 3/13/27	3/6/17	$3,252
Cott Holdings, Inc., 5.50%, 4/1/25	3/8/17	2,710
Glencore Funding LLC, 4.00%, 3/27/27	3/21/17	2,688

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Howard Hughes (The) Corp., 5.38%, 3/15/25	3/3/17	$2,105
IAMGOLD Corp., 7.00%, 4/15/25	3/9/17	2,800
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22	3/3/17	4,515
SemGroup Corp., 6.38%, 3/15/25	3/8/17	2,664
Swedbank AB, 1.82%, 3/14/22	3/6/17	1,715

(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Principal Amount and Value rounds to less than one thousand.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day yield as of March 31, 2017 is disclosed.
(10)	Discount rate at the time of purchase.
(11)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
10-Year U.S. Treasury Note	(707)	$88,066	Short	6/17	$9
Ultra Long Term U.S. Treasury Bond	(80)	12,850	Short	6/17	50

Total					$59

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	17.0%
U.S. Agency	22.4
AAA	5.2
AA	0.7
A	7.5
BBB	24.4
BB	6.1
B	6.1
CCC	1.2
Cash Equivalents	9.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued	MARCH 31, 2017

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$61,567	$–	$61,567
Corporate Bonds (1)	–	456,709	–	456,709
Foreign Issuer Bonds (1)	–	85,844	–	85,844
U.S. Government Agencies (1)	–	264,627	–	264,627
U.S. Government Obligations (1)	–	197,080	–	197,080
Municipal Bonds (1)	–	1,747	–	1,747
Investment Companies	111,333	–	–	111,333
Short-Term Investments	–	3,996	–	3,996
Total Investments	$111,333	$1,071,570	$–	$1,182,903

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$59	$–	$–	$59

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.9%

Aerospace & Defense – 0.6%

StandardAero Aviation Holdings, Inc., 10.00%, 7/15/23 (1)	$23,725	$25,445

Auto Parts Manufacturing – 0.6%

American Axle & Manufacturing, Inc., 6.25%, 4/1/25 (1)	25,500	25,532

Biotechnology – 0.6%

Sterigenics-Nordion Topco LLC, 8.13%, 11/1/21 (1)(2)	27,000	27,675

Building Materials – 0.5%

FBM Finance, Inc., 8.25%, 8/15/21 (1)	19,400	20,564

Cable & Satellite – 2.5%

DISH DBS Corp., 7.75%, 7/1/26	15,217	17,690

Hughes Satellite Systems Corp., 6.63%, 8/1/26 (1)	32,400	33,129

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (1)	30,725	30,322

WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/1/20 (1)	28,849	29,714
		110,855

Casinos & Gaming – 1.1%

Eagle II Acquisition Co. LLC, 6.00%, 4/1/25 (1)	8,450	8,703

Eldorado Resorts, Inc., 7.00%, 8/1/23	12,451	13,354

Mohegan Tribal Gaming Authority, 7.88%, 10/15/24 (1)	18,025	18,273

Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 6.13%, 8/15/21 (1)	7,925	8,064
		48,394

Chemicals – 2.3%

CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 6/15/23 (1)	28,225	28,966

Hexion, Inc., 6.63%, 4/15/20	17,100	15,732
10.00%, 4/15/20	8,500	8,479

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.9% – continued

Chemicals – 2.3% – continued

Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00%, 4/15/25 (1)	$24,804	$25,145

Tronox Finance LLC, 7.50%, 3/15/22 (1)	23,513	24,336
		102,658

Coal Operations – 0.5%

Peabody Securities Finance Corp., 6.38%, 3/31/25 (1)	24,250	24,129

Commercial Finance – 0.5%

Fortress Transportation & Infrastructure Investors LLC, 6.75%, 3/15/22 (1)	20,975	20,844

Consumer Finance – 1.9%

Alliance Data Systems Corp., 5.38%, 8/1/22 (1)	23,765	23,943

OneMain Financial Holdings LLC, 7.25%, 12/15/21 (1)	28,521	29,876

Quicken Loans, Inc., 5.75%, 5/1/25 (1)	30,912	30,371
		84,190

Consumer Products – 2.0%

Avon International Operations, Inc., 7.88%, 8/15/22 (1)	31,265	32,984

Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23 (1)	24,725	25,158

Revlon Consumer Products Corp., 6.25%, 8/1/24	31,667	31,588
		89,730

Consumer Services – 0.6%

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (1)	23,810	26,102

Containers & Packaging – 1.6%

BWAY Holding Co., 4/15/25 (1)(3)	25,200	25,200

Flex Acquisition Co., Inc., 6.88%, 1/15/25 (1)	25,728	26,284

PaperWorks Industries, Inc., 9.50%, 8/15/19 (1)	22,149	17,719
		69,203

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.9% – continued

Diversified Manufacturing – 0.4%

Vertiv Intermediate Holding Corp., 12.00%, 2/15/22 (1)(2)	$15,800	$16,501

Entertainment Resources – 1.1%

AMC Entertainment Holdings, Inc., 5.88%, 11/15/26 (1)	22,505	22,758

ClubCorp Club Operations, Inc., 8.25%, 12/15/23 (1)	24,450	26,589
		49,347

Exploration & Production – 7.7%

Chesapeake Energy Corp., 8.00%, 1/15/25 (1)	28,875	28,875

Comstock Resources, Inc. (100% Cash), 10.00%, 3/15/20 (2)	27,300	27,300

Denbury Resources, Inc., 9.00%, 5/15/21 (1)	28,358	29,918

EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 2/15/25 (1)	24,050	22,366

Gulfport Energy Corp., 6.00%, 10/15/24 (1)	26,005	25,225

Halcon Resources Corp., 6.75%, 2/15/25 (1)	12,800	12,570

Hilcorp Energy I L.P./Hilcorp Finance Co., 5.00%, 12/1/24 (1)	14,146	13,262
5.75%, 10/1/25 (1)	9,585	9,250

Laredo Petroleum, Inc., 6.25%, 3/15/23	23,000	23,345

Murphy Oil Corp., 6.88%, 8/15/24	24,770	26,256
6.13%, 12/1/42	6,850	6,456

Oasis Petroleum, Inc., 6.88%, 3/15/22	21,975	22,524

SM Energy Co., 6.13%, 11/15/22	10,775	10,856
5.63%, 6/1/25	13,110	12,546

Southwestern Energy Co., 6.70%, 1/23/25	30,018	29,568

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.9% – continued

Exploration & Production – 7.7% – continued

WildHorse Resource Development Corp., 6.88%, 2/1/25 (1)	$25,200	$24,066

WPX Energy, Inc., 6.00%, 1/15/22	15,972	16,251
		340,634

Financial Services – 0.5%

LPL Holdings, Inc., 5.75%, 9/15/25 (1)	21,350	21,563

Food & Beverage – 2.5%

Cott Holdings, Inc., 5.50%, 4/1/25 (1)	23,800	24,224

Dole Food Co., Inc., 6/15/25 (1)(3)	24,750	24,688

Pilgrim’s Pride Corp., 5.75%, 3/15/25 (1)	13,418	13,518

Post Holdings, Inc., 5.75%, 3/1/27 (1)	22,775	22,718

Simmons Foods, Inc., 7.88%, 10/1/21 (1)	23,139	24,296
		109,444

Health Care Facilities & Services – 3.4%

AMN Healthcare, Inc., 5.13%, 10/1/24 (1)	26,050	26,310

CHS/Community Health Systems, Inc., 6.25%, 3/31/23	22,600	22,996

Envision Healthcare Corp., 6.25%, 12/1/24 (1)	23,650	24,832

RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (1)	26,025	27,769

Team Health Holdings, Inc., 6.38%, 2/1/25 (1)	28,700	28,126

Tenet Healthcare Corp., 8.13%, 4/1/22	22,125	23,093
		153,126

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.9% – continued

Homebuilders – 1.0%

AV Homes, Inc., 8.50%, 7/1/19	$21,150	$21,996

TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 6/15/24	22,510	23,185
		45,181

Industrial Other – 1.1%

Ahern Rentals, Inc., 7.38%, 5/15/23 (1)	17,575	15,115

BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (1)	14,125	14,460

MasTec, Inc., 4.88%, 3/15/23	20,350	20,096
		49,671

Investment Companies – 1.2%

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.75%, 2/1/24 (1)	28,536	29,428

Prospect Capital Corp., 5.88%, 3/15/23	24,343	25,064
		54,492

Life Insurance – 0.6%

Fidelity & Guaranty Life Holdings, Inc., 6.38%, 4/1/21 (1)	28,757	28,829

Machinery Manufacturing – 0.6%

Xerium Technologies, Inc., 9.50%, 8/15/21	26,625	27,058

Managed Care – 0.7%

MPH Acquisition Holdings LLC, 7.13%, 6/1/24 (1)	30,550	32,845

Manufactured Goods – 0.5%

Park-Ohio Industries, Inc., 8.13%, 4/1/21	21,188	21,814

Media Non-Cable – 1.2%

National CineMedia LLC, 5.75%, 8/15/26	27,450	27,779

Sterling Entertainment Enterprises LLC, 9.75%, 12/15/19	23,800	24,455
		52,234

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.9% – continued

Metals & Mining – 3.1%

AK Steel Corp., 7.63%, 10/1/21	$16,175	$16,883
7.00%, 3/15/27	12,600	12,545

Aleris International, Inc., 9.50%, 4/1/21 (1)	26,310	28,283

Cliffs Natural Resources, Inc., 5.75%, 3/1/25 (1)	20,900	20,273

Freeport-McMoRan, Inc., 5.45%, 3/15/43	32,525	27,524

Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (1)	28,252	31,783
		137,291

Oil & Gas Services & Equipment – 0.6%

Rowan Cos., Inc., 7.38%, 6/15/25	28,569	28,712

Pharmaceuticals – 2.0%

inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24 (1)	32,015	32,935

JPR Royalty Sub LLC, 14.00%, 9/1/20 (1)(4)	8,000	4,000

Nature’s Bounty (The) Co., 7.63%, 5/15/21 (1)	21,425	22,550

Valeant Pharmaceuticals International, 6.38%, 10/15/20 (1)	17,100	15,476

Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (1)	19,950	15,362
		90,323

Pipeline – 4.8%

American Midstream Partners L.P./American Midstream Finance Corp., 8.50%, 12/15/21 (1)	23,869	24,346

AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 5/20/25	12,850	12,754

Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (1)	10,350	11,398

Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, 5/15/23	22,175	22,286

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.9% – continued

Pipeline – 4.8% – continued

Global Partners L.P./GLP Finance Corp., 7.00%, 6/15/23	$25,679	$25,422

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 7.25%, 2/15/21	22,980	23,210

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/1/23	23,150	23,902

PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 5/15/23	27,557	27,901

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.88%, 3/1/27	24,200	23,837

Western Refining Logistics L.P./WNRL Finance Corp., 7.50%, 2/15/23	15,300	16,448
		211,504

Power Generation – 1.9%

Calpine Corp., 5.50%, 2/1/24	21,355	21,242

Dynegy, Inc., 7.63%, 11/1/24	31,200	29,796

NRG Energy, Inc., 7.25%, 5/15/26	30,600	31,518
		82,556

Property & Casualty Insurance – 0.8%

Hub Holdings LLC/Hub Holdings Finance, Inc. (100% Cash), 8.13%, 7/15/19 (1)(2)	8,150	8,150

HUB International Ltd., 7.88%, 10/1/21 (1)	24,936	25,996
		34,146

Publishing & Broadcasting – 1.5%

CBS Radio, Inc., 7.25%, 11/1/24 (1)	28,850	30,292

Lee Enterprises, Inc., 9.50%, 3/15/22 (1)	33,796	35,471
		65,763

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.9% – continued

Real Estate – 1.3%

Crescent Communities LLC/Crescent Ventures, Inc., 8.88%, 10/15/21 (1)	$27,020	$28,101

ESH Hospitality, Inc., 5.25%, 5/1/25 (1)	24,719	24,919

Howard Hughes (The) Corp., 5.38%, 3/15/25 (1)	5,200	5,148
		58,168

Real Estate Investment Trusts – 1.5%

iStar, Inc., 6.00%, 4/1/22	24,150	24,512

Qualitytech L.P./QTS Finance Corp., 5.88%, 8/1/22	9,189	9,430

Uniti Group, Inc./CSL Capital LLC, 8.25%, 10/15/23	11,175	11,790
7.13%, 12/15/24 (1)	18,850	19,133
		64,865

Refining & Marketing – 1.2%

Citgo Holding, Inc., 10.75%, 2/15/20 (1)	28,404	30,534

PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	23,762	24,237
		54,771

Restaurants – 0.6%

Landry’s, Inc., 6.75%, 10/15/24 (1)	26,085	27,063

Retail – Consumer Discretionary – 2.9%

Asbury Automotive Group, Inc., 6.00%, 12/15/24	13,713	14,159

L Brands, Inc., 6.88%, 11/1/35	28,650	27,647

Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (1)	11,299	6,803

Penske Automotive Group, Inc., 5.50%, 5/15/26	28,229	27,664

PetSmart, Inc., 7.13%, 3/15/23 (1)	25,562	24,284

Sonic Automotive, Inc., 6.13%, 3/15/27 (1)	26,000	26,033
		126,590

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.9% – continued

Retail – Consumer Staples – 0.6%

C&S Group Enterprises LLC, 5.38%, 7/15/22 (1)	$27,125	$26,786

Software & Services – 2.3%

Infor US, Inc., 6.50%, 5/15/22	19,353	19,887

Nuance Communications, Inc., 5.63%, 12/15/26 (1)	23,600	24,131

Rackspace Hosting, Inc., 8.63%, 11/15/24 (1)	27,725	29,214

Sophia L.P./Sophia Finance, Inc., 9.00%, 9/30/23 (1)	29,080	30,534
		103,766

Supermarkets & Pharmacies – 1.2%

Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.75%, 3/15/25 (1)	22,990	22,300

Rite Aid Corp., 6.13%, 4/1/23 (1)	30,133	29,870
		52,170

Utilities – 0.6%

AES Corp., 6.00%, 5/15/26	24,048	24,890

Waste & Environment Services & Equipment – 0.7%

Advanced Disposal Services, Inc., 5.63%, 11/15/24 (1)	23,600	23,836

Covanta Holding Corp., 5.88%, 7/1/25	6,950	6,963
		30,799

Wireless Telecommunications Services – 1.6%

Sprint Capital Corp., 8.75%, 3/15/32	20,575	24,741

Sprint Corp., 7.88%, 9/15/23	20,945	23,197
7.63%, 2/15/25	21,275	23,243
		71,181

Wireline Telecommunications Services – 1.9%

Frontier Communications Corp., 10.50%, 9/15/22	30,465	30,846

GCI, Inc., 6.88%, 4/15/25	30,516	31,965

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 68.9% – continued

Wireline Telecommunications Services – 1.9% – continued

Windstream Services LLC, 7.75%, 10/15/20	$11,975	$12,155
7.50%, 6/1/22	9,175	8,946
		83,912
Total Corporate Bonds
(Cost $3,011,805)		3,053,316

FOREIGN ISSUER BONDS – 22.7%

Airlines – 1.1%

Virgin Australia Holdings Ltd., 7.88%, 10/15/21 (1)	27,375	28,401

VistaJet Malta Finance PLC/VistaJet Co. Finance LLC, 7.75%, 6/1/20 (1)	25,344	20,402
		48,803

Auto Parts Manufacturing – 0.5%

Dana Financing Luxembourg S.a.r.l., 6.50%, 6/1/26 (1)	21,760	22,685

Banks – 0.5%

ING Groep N.V., 6.50%, 4/16/25 (5)	21,060	20,923

Cable & Satellite – 2.1%

Altice Financing S.A., 7.50%, 5/15/26 (1)	24,650	26,190

Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	12,725	11,596
5.50%, 8/1/23	12,750	10,519

VTR Finance B.V., 6.88%, 1/15/24 (1)	15,350	15,964

Ziggo Secured Finance B.V., 5.50%, 1/15/27 (1)	27,675	27,672
		91,941

Chemicals – 0.6%

INEOS Group Holdings S.A., 5.63%, 8/1/24 (1)	28,971	29,043

Containers & Packaging – 0.6%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24 (1)	23,975	25,653

Diversified Banks – 3.3%

Barclays PLC, 8.25%, 12/15/18 (5)	14,964	15,724

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 22.7% – continued

Diversified Banks – 3.3% – continued

BNP Paribas S.A., 7.63%, 3/30/21 (1)(5)	$21,136	$22,457

Credit Agricole S.A., 7.88%, 1/23/24 (1)(5)	32,387	32,930

Credit Suisse Group A.G., 7.50%, 12/11/23 (1)(5)	20,000	21,672

Societe Generale S.A., 7.38%, 9/13/21 (1)(5)	27,500	27,929

Standard Chartered PLC, 7.50%, 4/2/22 (1)(5)	25,975	26,832
		147,544

Food & Beverage – 1.3%

JBS Investments GmbH, 7.25%, 4/3/24 (1)	23,900	24,737

Marfrig Holdings Europe B.V., 8.00%, 6/8/23 (1)	31,875	33,303
		58,040

Foreign Wireless – 0.7%

SFR Group S.A., 7.38%, 5/1/26 (1)	31,800	32,754

Integrated Oils – 1.4%

Petrobras Global Finance B.V., 6.88%, 1/20/40	15,550	14,804
6.75%, 1/27/41	14,400	13,478

Petroleos Mexicanos, 6.50%, 6/2/41	32,725	32,594
		60,876

Metals & Mining – 4.7%

Alcoa Nederland Holding B.V., 7.00%, 9/30/26 (1)	23,100	25,179

ArcelorMittal, 7.50%, 3/1/41	36,200	40,515

Constellium N.V., 6.63%, 3/1/25 (1)	26,775	25,754

First Quantum Minerals Ltd., 7.25%, 4/1/23 (1)	19,350	19,568
7.50%, 4/1/25 (1)	11,325	11,410

Teck Resources Ltd., 6.00%, 8/15/40	8,575	8,639
6.25%, 7/15/41	14,950	15,511
5.40%, 2/1/43	5,925	5,643

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 22.7% – continued

Metals & Mining – 4.7% – continued

Vale Overseas Ltd., 6.88%, 11/21/36	$30,000	$32,253

Vedanta Resources PLC, 6.38%, 7/30/22 (1)	24,550	24,673
		209,145

Oil & Gas Services & Equipment – 2.6%

Ensco PLC, 4.50%, 10/1/24	10,392	8,755
5.75%, 10/1/44	42,436	32,039

Noble Holding International Ltd., 7.75%, 1/15/24	26,264	25,214

Transocean, Inc., 6.50%, 11/15/20	19,015	19,205
6.80%, 3/15/38	20,450	16,820

Weatherford International Ltd., 8.25%, 6/15/23	14,000	15,225
		117,258

Paper & Packaging – 0.7%

Coveris Holdings S.A., 7.88%, 11/1/19 (1)	30,145	29,693

Technology – 0.7%

Sixsigma Networks Mexico S.A. de C.V., 8.25%, 11/7/21 (1)	29,550	29,255

Wireless Telecommunications Services – 1.9%

Digicel Group Ltd., 8.25%, 9/30/20 (1)	35,635	30,625

Millicom International Cellular S.A., 6.00%, 3/15/25 (1)	28,000	28,700

Wind Acquisition Finance S.A., 7.38%, 4/23/21 (1)	24,460	25,438
		84,763
Total Foreign Issuer Bonds
(Cost $975,321)		1,008,376

TERM LOANS – 2.8% (6)

Consumer Services – 0.5%

TruGreen L.P., Initial Term Loan, 6.50%, 4/13/23	22,498	22,723

Department Stores – 0.6%

J.C. Penney Corp., Inc., Loan, 5.30%, 6/23/23	26,759	26,542

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 2.8% (6) – continued

Hardware – 0.3%

CPI International Acquisition, Inc., Term Loan Second Lien, 4/7/22 (7)	$11,325	$11,325

Refining & Marketing – 0.7%

Citgo Holding, Inc., Term Loan, 9.65%, 5/12/18	9,929	10,041

Gulf Finance LLC, Tranche B Term Loan, 6.25%, 8/25/23	21,965	21,855
		31,896

Retail – 0.2%

Neiman Marcus Group Ltd. LLC, Other Term Loan, 4.25%, 10/25/20	9,848	7,896

Retail – Consumer Discretionary – 0.5%

Bass Pro Group LLC, Initial Term Loan, 6.15%, 12/15/23	23,900	23,004
Total Term Loans
(Cost $125,132)		123,386

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.6%

Banks – 0.6%

GMAC Capital Trust I	988,038	$25,126
Total Preferred Stocks
(Cost $24,251)		25,126

INVESTMENT COMPANIES – 4.3%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (8)(9)	192,156,714	192,157
Total Investment Companies
(Cost $192,157)		192,157

Total Investments – 99.3%
(Cost $4,328,666)		4,402,361

Other Assets less Liabilities – 0.7%		29,638
NET ASSETS – 100.0%		$4,431,999

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(4)	Restricted security that has been deemed illiquid. At March 31, 2017, the value of these restricted illiquid securities amounted to approximately $4,000,000 or 0.1% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	$8,000

(5)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the perpetual call date.
(6)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(7)	Position is unsettled. Contract rate was not determined at March 31, 2017 and does not take effect until settlement date.
(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(9)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2017

At March 31, 2017, the credit quality distribution for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
BBB	2.5%
BB	21.5
B	49.3
CCC	20.6
CC	0.5
Not Rated	1.2
Cash Equivalents	4.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–	$3,053,316	$–	$3,053,316
Foreign Issuer Bonds (1)	–	1,008,376	–	1,008,376
Term Loans (1)	–	123,386	–	123,386
Preferred Stocks (1)	25,126	–	–	25,126
Investment Companies	192,157	–	–	192,157
Total Investments	$217,283	$4,185,078	$–	$4,402,361

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT BOND FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 20.8%

Automobile – 4.8%

Ally Auto Receivables Trust, Series 2017-1, Class A3 1.70%, 6/15/21	$845	$844

CarMax Auto Owner Trust, Series 2016-4, Class A3 1.40%, 8/15/21	4,565	4,528

CarMax Auto Owner Trust, Series 2017-1, Class A3 1.98%, 11/15/21	4,620	4,640

Honda Auto Receivables Owner Trust, Series 2016-4, Class A3 1.21%, 12/18/20	4,565	4,527

Honda Auto Receivables Owner Trust, Series 2017-1, Class A3 1.72%, 7/21/21	2,520	2,521

Hyundai Auto Receivables Trust, Series 2017-A, Class A3 1.76%, 8/16/21	3,100	3,100

Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3 1.74%, 8/16/21	3,500	3,500
		23,660

Commercial Mortgage-Backed Securities – 6.6%

Commercial Mortgage Trust, Series 2014-CR16, Class A2 3.04%, 4/10/47	2,230	2,272

Commercial Mortgage Trust, Series 2014-CR19, Class A2 2.97%, 8/10/47	490	498

Commercial Mortgage Trust, Series 2014-LC15, Class A2 2.84%, 4/10/47	5,375	5,455

Commercial Mortgage Trust, Series 2015-PC1, Class A2 3.15%, 7/10/50	1,950	1,993

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A2 3.05%, 4/15/47	5,655	5,768

JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A2 3.18%, 9/15/47	620	636

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 20.8% – continued

Commercial Mortgage-Backed Securities – 6.6% – continued

JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A2 3.02%, 1/15/48	$900	$920

JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A2 2.77%, 10/15/48	1,182	1,201

JPMBB Commercial Mortgage Securities Trust, Series 2015-C29, Class A2 2.92%, 5/15/48	880	897

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2 2.92%, 2/15/47	700	711

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class A2 2.85%, 6/15/47	2,200	2,231

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2 3.12%, 8/15/47	1,947	1,992

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2 3.10%, 12/15/47	1,270	1,303

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A2 2.98%, 7/15/50	905	922

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2 2.63%, 5/15/48	430	435

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2 3.02%, 7/15/58	2,770	2,830

WFRBS Commercial Mortgage Trust, Series 2013-UBS1, Class A2 2.93%, 3/15/46	520	528

WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A2 3.04%, 5/15/47	2,055	2,096
		32,688

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 20.8% – continued

Credit Card – 7.8%

BA Credit Card Trust, Series 2017-A1, Class A1 1.95%, 8/15/22	$5,000	$5,007

Capital One Multi-Asset Execution Trust, Series 2016-A3, Class A3 1.34%, 4/15/22	1,200	1,190

Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4 1.33%, 6/15/22	5,000	4,947

Capital One Multi-Asset Execution Trust, Series 2016-A6, Class A6 1.82%, 9/15/22	4,630	4,628

Chase Issuance Trust, Series 2016-A2, Class A 1.37%, 6/15/21	5,330	5,294

Chase Issuance Trust, Series 2016-A5, Class A5 1.27%, 7/15/21	4,714	4,664

Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1 1.75%, 11/19/21	4,610	4,602

Discover Card Execution Note Trust, Series 2016-A4, Class A4 1.39%, 3/15/22	4,370	4,331

Synchrony Credit Card Master Note Trust, Series 2016-1, Class A 2.04%, 3/15/22	4,115	4,130
		38,793

Other – 1.6%

CNH Equipment Trust, Series 2016-B, Class A3 1.63%, 8/15/21	1,295	1,293

CNH Equipment Trust, Series 2016-C, Class A3 1.44%, 12/15/21	710	704

CNH Equipment Trust, Series 2017-A, Class A3 2.07%, 5/16/22	5,645	5,662
		7,659
Total Asset-Backed Securities
(Cost $103,180)		102,800

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4%

Aerospace & Defense – 0.8%

Lockheed Martin Corp., 1.85%, 11/23/18	$1,100	$1,103

United Technologies Corp., 1.80%, 6/1/17	220	220
1.78%, 5/4/18 (1)	630	630
1.50%, 11/1/19	1,900	1,887
		3,840

Automobiles Manufacturing – 5.4%

American Honda Finance Corp., 1.60%, 9/20/17 (2)	1,065	1,067
1.70%, 2/22/19	725	724
1.20%, 7/12/19	590	582
2.25%, 8/15/19	723	729
1.38%, 2/14/20 (2)	735	737

Daimler Finance North America LLC, 1.60%, 8/3/17 (3)	410	410
1.48%, 3/2/18 (2)(3)	350	351
1.65%, 3/2/18 (3)	1,215	1,214

Ford Motor Credit Co. LLC, 1.68%, 9/8/17	1,871	1,871
2.55%, 10/5/18	3,325	3,351
2.94%, 1/8/19	2,900	2,940

General Motors Financial Co., Inc., 2.57%, 1/14/22 (2)	750	769

Hyundai Capital America, 2.40%, 10/30/18 (3)	1,525	1,530
2.00%, 7/1/19 (3)	1,000	991

Nissan Motor Acceptance Corp., 2.00%, 3/8/19 (3)	2,545	2,545
2.25%, 1/13/20 (3)	1,885	1,887

Toyota Motor Credit Corp., 1.48%, 7/13/18 (2)	534	536
1.70%, 2/19/19	844	845
1.40%, 5/20/19	660	655
1.55%, 10/18/19	1,860	1,845

Volkswagen Group of America Finance LLC, 1.60%, 11/20/17 (3)	1,040	1,039
		26,618

Banks – 5.5%

Bank of America N.A., 1.43%, 6/15/17 (2)	1,160	1,160
2.05%, 12/7/18	1,225	1,232

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4% – continued

Banks – 5.5% – continued

BB&T Corp., 1.70%, 6/15/20 (2)	$1,175	$1,177
1.80%, 4/1/22 (2)	1,430	1,431

Capital One N.A., 1.65%, 2/5/18	1,460	1,460
2.35%, 1/31/20	1,690	1,690
2.19%, 1/30/23 (2)	340	342

Citibank N.A., 1.49%, 3/20/19 (2)	1,210	1,210

Citizens Bank N.A., 1.60%, 3/2/20 (2)	725	727

Discover Bank, 2.60%, 11/13/18	2,189	2,209

Fifth Third Bank, 2.38%, 4/25/19	825	831

HSBC USA, Inc., 2.00%, 8/7/18	1,500	1,502

JPMorgan Chase Bank N.A., 1.75%, 9/23/19 (2)	2,215	2,227

PNC Bank N.A., 1.50%, 2/23/18	1,375	1,374
1.80%, 11/5/18	2,115	2,117
1.95%, 3/4/19	800	802

SunTrust Bank, 2.25%, 1/31/20	795	798

US Bank N.A., 1.40%, 4/26/19	2,060	2,045

Wells Fargo Bank N.A., 1.78%, 1/22/18 (2)	990	995
1.75%, 5/24/19	1,780	1,774
		27,103

Biotechnology – 0.4%

Celgene Corp., 2.13%, 8/15/18	355	356

Gilead Sciences, Inc., 1.85%, 9/4/18	170	171

Roche Holdings, Inc., 1.49%, 9/30/19 (2)(3)	1,620	1,627
		2,154

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4% – continued

Cable & Satellite – 0.5%

Comcast Corp., 6.30%, 11/15/17	$1,275	$1,313
5.70%, 5/15/18	1,265	1,324
		2,637

Casinos & Gaming – 0.1%

Eldorado Resorts, Inc., 7.00%, 8/1/23	425	456

Chemicals – 0.4%

Sherwin-Williams (The) Co., 1.35%, 12/15/17	965	964

Tronox Finance LLC, 7.50%, 3/15/22 (3)	775	802
		1,766

Commercial Finance – 0.6%

Air Lease Corp., 5.63%, 4/1/17	1,180	1,180
2.13%, 1/15/20	1,860	1,846
		3,026

Communications Equipment – 0.4%

Apple, Inc., 1.28%, 5/3/18 (2)	838	841

Cisco Systems, Inc., 1.40%, 2/28/18	810	810
1.55%, 3/1/19 (2)	150	151

Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (3)	420	414
		2,216

Consumer Finance – 1.9%

Ally Financial, Inc., 3.25%, 2/13/18	1,000	1,007

American Express Co., 1.64%, 5/22/18 (2)	790	793
4.90%, 3/15/20 (4)	1,320	1,318

American Express Credit Corp., 1.70%, 10/30/19	1,345	1,337
1.52%, 3/3/20 (2)	730	729
2.38%, 5/26/20	190	191
1.79%, 3/3/22 (2)	1,395	1,400

Capital One Bank USA N.A., 2.25%, 2/13/19	940	942

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4% – continued

Consumer Finance – 1.9% – continued

Capital One Financial Corp., 2.06%, 3/9/22 (2)	$735	$735

Synchrony Financial, 1.88%, 8/15/17	955	955
		9,407

Consumer Products – 0.4%

Kimberly-Clark Corp., 1.40%, 2/15/19	555	553

Procter & Gamble (The) Co., 1.90%, 11/1/19	1,370	1,382
		1,935

Consumer Services – 0.4%

ADT (The) Corp., 4.13%, 6/15/23	545	520

Ecolab, Inc., 1.45%, 12/8/17	140	140

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (3)	500	548

Service Corp. International, 5.38%, 1/15/22	550	568
		1,776

Diversified Banks – 4.5%

Bank of America Corp., 2.00%, 1/11/18	1,640	1,644
2.23%, 3/22/18 (2)	1,840	1,853
2.19%, 1/20/23 (2)	1,190	1,206

Citigroup, Inc., 5.80%, 11/15/19 (4)	3,515	3,620
1.94%, 1/10/20 (2)	1,805	1,811
2.45%, 1/10/20	1,685	1,692

JPMorgan Chase & Co., 1.94%, 1/25/18 (2)	1,129	1,136
1.70%, 3/1/18	1,370	1,370
7.90%, 4/30/18 (4)	1,370	1,420
2.25%, 1/23/20	2,772	2,782
5.30%, 5/1/20 (4)	875	907
1.66%, 3/9/21 (2)	1,455	1,449

Wells Fargo & Co., 7.98%, 3/15/18 (4)	1,370	1,432
		22,322

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4% – continued

Electrical Equipment Manufacturing – 1.1%

General Electric Co., 1.25%, 5/15/17	$39	$39
5.25%, 12/6/17	2,360	2,420

Honeywell International, Inc., 1.40%, 10/30/19	2,510	2,491

Roper Technologies, Inc., 1.85%, 11/15/17	560	560
		5,510

Entertainment Content – 0.2%

Walt Disney (The) Co., 1.65%, 1/8/19	555	556
0.88%, 7/12/19	420	413
		969

Exploration & Production – 0.1%

QEP Resources, Inc., 6.88%, 3/1/21	410	436

Financial Services – 3.6%

BlackRock, Inc., 6.25%, 9/15/17	1,775	1,815

Charles Schwab (The) Corp., 1.50%, 3/10/18	1,435	1,435
4.63%, 3/1/22 (4)	1,070	1,054

Goldman Sachs Group (The), Inc., 2.08%, 4/25/19 (2)	1,290	1,305
1.92%, 12/13/19 (2)	1,145	1,153
2.30%, 12/13/19	1,610	1,611
5.38%, 5/10/20 (4)	400	409
2.14%, 4/26/22 (2)	2,440	2,460

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22 (3)	1,000	1,015

Morgan Stanley, 2.41%, 2/1/19 (2)	1,945	1,977
2.45%, 2/1/19	705	711
2.65%, 1/27/20	1,165	1,176
1.84%, 2/14/20 (2)	760	762
2.21%, 1/20/22 (2)	990	1,000
		17,883

Food & Beverage – 2.8%

Anheuser-Busch InBev Finance, Inc., 1.43%, 2/1/19 (2)	1,500	1,505
1.90%, 2/1/19	745	746

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4% – continued

Food & Beverage – 2.8% – continued

Coca-Cola (The) Co., 1.38%, 5/30/19	$1,045	$1,040

Constellation Brands, Inc., 3.88%, 11/15/19	2,625	2,734

General Mills, Inc., 1.40%, 10/20/17	1,000	1,001

Lamb Weston Holdings, Inc., 4.88%, 11/1/26 (3)	570	581

Molson Coors Brewing Co., 1.90%, 3/15/19 (3)	1,940	1,939
2.25%, 3/15/20 (3)(5)	775	776

PepsiCo, Inc., 1.25%, 4/30/18	645	645
2.25%, 1/7/19	520	526
1.35%, 10/4/19	2,606	2,586
		14,079

Hardware – 0.0%

NetApp, Inc., 2.00%, 12/15/17	162	162

Health Care Facilities & Services – 0.1%

Cardinal Health, Inc., 1.90%, 6/15/17	45	45
2.40%, 11/15/19	575	579
		624

Home & Office Products Manufacturing – 0.3%

Newell Brands, Inc., 2.15%, 10/15/18	1,405	1,411

Home Improvement – 0.5%

ServiceMaster (The) Co. LLC, 5.13%, 11/15/24 (3)	775	794

Stanley Black & Decker, Inc., 2.45%, 11/17/18	900	910

Whirlpool Corp., 1.65%, 11/1/17	1,000	1,000
		2,704

Industrial Other – 0.3%

SBA Tower Trust, 2.93%, 12/11/17 (3)	605	605

United Rentals North America, Inc., 5.50%, 5/15/27	650	657
		1,262

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4% – continued

Integrated Oils – 1.4%

Chevron Corp., 1.34%, 11/9/17	$1,265	$1,266
1.35%, 11/15/17	820	820
1.10%, 12/5/17	1,333	1,331

Exxon Mobil Corp., 1.44%, 3/1/18	805	806
1.31%, 3/6/18	2,130	2,128
1.71%, 3/1/19	815	816
		7,167

Life Insurance – 0.4%

New York Life Global Funding, 1.55%, 11/2/18 (3)	445	444

Principal Life Global Funding II, 2.15%, 1/10/20 (3)	1,425	1,424
		1,868

Machinery Manufacturing – 2.1%

Caterpillar Financial Services Corp., 1.75%, 2/23/18 (2)	1,680	1,688
1.35%, 5/18/19	1,320	1,304
1.66%, 1/10/20 (2)	940	943

John Deere Capital Corp., 1.35%, 12/15/17 (2)	420	421
1.31%, 1/16/18 (2)	200	200
1.60%, 7/13/18	955	956
1.95%, 3/4/19	1,230	1,236
1.25%, 10/9/19	975	960
1.43%, 10/9/19 (2)	1,625	1,628
1.43%, 3/13/20 (2)	1,145	1,146
		10,482

Managed Care – 0.6%

Aetna, Inc., 1.70%, 6/7/18	410	410

UnitedHealth Group, Inc., 1.40%, 10/15/17	65	65
1.40%, 12/15/17	605	605
1.90%, 7/16/18	885	889
1.70%, 2/15/19	795	795
		2,764

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4% – continued

Mass Merchants – 0.3%

Costco Wholesale Corp., 1.75%, 2/15/20	$920	$921

Target Corp., 5.38%, 5/1/17	625	627
		1,548

Medical Equipment & Devices Manufacturing – 0.9%

Becton Dickinson and Co., 1.80%, 12/15/17	781	782

Danaher Corp., 1.65%, 9/15/18	555	555

Medtronic, Inc., 1.50%, 3/15/18	945	945

Zimmer Biomet Holdings, Inc., 2.00%, 4/1/18	2,000	2,003
		4,285

Metals & Mining – 0.1%

Freeport-McMoRan, Inc., 3.55%, 3/1/22	500	464

Oil & Gas Services & Equipment – 0.4%

Cameron International Corp., 1.40%, 6/15/17	1,815	1,816

Pharmaceuticals – 0.6%

Bristol-Myers Squibb Co., 1.75%, 3/1/19	380	381

Johnson & Johnson, 1.13%, 3/1/19	1,100	1,095

Pfizer, Inc., 1.20%, 6/1/18	560	559
2.10%, 5/15/19	835	842
		2,877

Pipeline – 0.6%

Enterprise Products Operating LLC, 1.65%, 5/7/18	1,365	1,364

Regency Energy Partners L.P./Regency Energy Finance Corp., 5.88%, 3/1/22	760	835

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.25%, 5/1/23	775	792
		2,991

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4% – continued

Power Generation – 0.3%

Exelon Generation Co. LLC, 2.95%, 1/15/20	$1,535	$1,556

Property & Casualty Insurance – 0.6%

Berkshire Hathaway Finance Corp., 1.45%, 3/7/18	730	730
1.65%, 3/7/18 (2)	216	217

Berkshire Hathaway, Inc., 2.10%, 8/14/19	2,100	2,121
		3,068

Publishing & Broadcasting – 0.4%

21st Century Fox America, Inc., 7.25%, 5/18/18	460	487

CBS Radio, Inc., 7.25%, 11/1/24 (3)	765	803

NBCUniversal Enterprise, Inc., 1.71%, 4/15/18 (2)(3)	440	443
		1,733

Real Estate – 0.9%

ERP Operating L.P., 5.75%, 6/15/17	1,500	1,513

ESH Hospitality, Inc., 5.25%, 5/1/25 (3)	385	388

Howard Hughes (The) Corp., 5.38%, 3/15/25 (3)(5)	870	862

iStar, Inc., 6.50%, 7/1/21	840	863

Simon Property Group L.P., 2.15%, 9/15/17	90	90

Ventas Realty L.P., 1.25%, 4/17/17	895	895
		4,611

Refining & Marketing – 0.3%

PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	790	806

Phillips 66, 2.95%, 5/1/17	390	390

Western Refining, Inc., 6.25%, 4/1/21	225	233
		1,429

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4% – continued

Retail – Consumer Discretionary – 0.6%

ERAC USA Finance LLC, 6.38%, 10/15/17 (3)	$945	$967

Lowe’s Cos., Inc., 1.15%, 4/15/19	500	494

Penske Automotive Group, Inc., 5.50%, 5/15/26	950	931

PetSmart, Inc., 7.13%, 3/15/23 (3)	625	594
		2,986

Semiconductors – 0.3%

Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 1/15/20 (3)	750	750

KLA-Tencor Corp., 2.38%, 11/1/17	510	511
		1,261

Software & Services – 0.5%

International Business Machines Corp., 5.70%, 9/14/17	440	449
1.22%, 2/6/18 (2)	250	250

Microsoft Corp., 1.30%, 11/3/18	1,065	1,065

Oracle Corp., 1.60%, 1/15/19 (2)	555	560
2.25%, 10/8/19	306	309
		2,633

Supermarkets & Pharmacies – 1.3%

CVS Health Corp., 1.90%, 7/20/18	1,395	1,398
2.25%, 8/12/19	940	946

Rite Aid Corp., 6.13%, 4/1/23 (3)	780	773

Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	1,390	1,391
1.75%, 5/30/18	2,015	2,018
		6,526

Tobacco – 0.4%

Reynolds American, Inc., 2.30%, 6/12/18	1,850	1,861

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.4% – continued

Transportation & Logistics – 0.5%

PACCAR Financial Corp., 1.75%, 8/14/18	$1,090	$1,093
1.65%, 2/25/19	1,320	1,318
		2,411

Utilities – 2.1%

CenterPoint Energy Resources Corp., 6.13%, 11/1/17	45	46

Dominion Resources, Inc., 1.88%, 1/15/19	1,855	1,853

Georgia Power Co., 2.00%, 3/30/20	1,825	1,815

Great Plains Energy, Inc., 2.50%, 3/9/20	1,840	1,848

NextEra Energy Capital Holdings, Inc., 1.59%, 6/1/17	920	920
2.06%, 9/1/17	1,065	1,068

Public Service Electric & Gas Co., 2.30%, 9/15/18	16	16

Public Service Enterprise Group, Inc., 1.60%, 11/15/19	1,935	1,914

Southern (The) Co., 1.30%, 8/15/17	1,150	1,149
		10,629

Waste & Environment Services & Equipment – 0.2%

Advanced Disposal Services, Inc., 5.63%, 11/15/24 (3)	760	768

Wireless Telecommunications Services – 1.1%

AT&T, Inc., 1.40%, 12/1/17	1,200	1,199
2.08%, 6/30/20 (2)	1,180	1,194

Verizon Communications, Inc., 1.10%, 11/1/17	1,695	1,692
1.41%, 8/15/19 (2)	1,465	1,464
		5,549

Wireline Telecommunications Services – 0.2%

Frontier Communications Corp., 8.88%, 9/15/20	740	781
Total Corporate Bonds
(Cost $233,911)		234,360

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 14.9%

Banks – 7.6%

Australia & New Zealand Banking Group Ltd., 2.00%, 11/16/18	$1,140	$1,144

Commonwealth Bank of Australia, 1.38%, 9/6/18 (3)	3,035	3,020
1.75%, 11/7/19 (3)	1,773	1,756
1.81%, 3/10/22 (2)(3)	930	930

Credit Suisse A.G., 1.70%, 4/27/18	1,645	1,643

Danske Bank A/S, 1.57%, 3/2/20 (2)(3)	1,510	1,512

ING Bank N.V., 1.80%, 3/16/18 (3)	1,595	1,598
2.05%, 8/17/18 (3)	1,550	1,552

ING Groep N.V., 2.30%, 3/29/22 (2)	1,415	1,417

Macquarie Bank Ltd., 1.60%, 10/27/17 (3)	3,135	3,135

Mizuho Bank Ltd., 1.80%, 3/26/18 (3)	2,610	2,610

National Australia Bank Ltd., 1.74%, 1/10/20 (2)(3)(5)	640	643

National Bank of Canada, 2.10%, 12/14/18	1,425	1,430

Skandinaviska Enskilda Banken AB, 1.50%, 9/13/19	1,300	1,280
1.69%, 9/13/19 (2)(3)	2,040	2,043

Sumitomo Mitsui Banking Corp., 1.95%, 7/23/18	1,410	1,413
1.76%, 10/19/18	1,390	1,385

Svenska Handelsbanken AB, 1.59%, 9/6/19 (2)	1,520	1,524

Swedbank AB, 1.82%, 3/14/22 (2)(3)(5)	705	705

Toronto-Dominion Bank (The), 1.45%, 9/6/18	1,070	1,068
1.95%, 1/22/19	810	814

Westpac Banking Corp., 1.95%, 11/23/18	1,310	1,312
1.61%, 8/19/19 (2)	2,190	2,198
1.53%, 3/6/20 (2)	1,625	1,625
		37,757

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 14.9% – continued

Cable & Satellite – 0.3%

Altice Financing S.A., 6.63%, 2/15/23 (3)	$650	$677

Ziggo Secured Finance B.V., 5.50%, 1/15/27 (3)	755	755
		1,432

Chemicals – 0.2%

LyondellBasell Industries N.V., 5.00%, 4/15/19	800	843

Commercial Finance – 0.4%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.75%, 5/15/17	1,090	1,092

Aircastle Ltd., 4.13%, 5/1/24	1,060	1,061
		2,153

Containers & Packaging – 0.1%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24 (3)	530	567

Diversified Banks – 2.5%

Bank of Nova Scotia (The), 1.85%, 1/15/19 (2)	310	313
1.74%, 3/7/22 (2)	1,390	1,390

Credit Agricole S.A., 1.82%, 4/15/19 (2)(3)	2,000	2,013

HSBC Holdings PLC, 5.63%, 1/17/20 (4)	1,705	1,705

Mitsubishi UFJ Financial Group, Inc., 1.97%, 2/22/22 (2)	1,220	1,224

Mizuho Financial Group, Inc., 1.99%, 2/28/22 (2)	1,350	1,352

Nordea Bank AB, 1.88%, 9/17/18 (3)	1,455	1,455
5.50%, 9/23/19 (3)(4)	1,430	1,433

Royal Bank of Canada, 1.58%, 7/30/18 (2)	620	623
1.48%, 3/2/20 (2)	810	810
		12,318

Electrical Equipment Manufacturing – 1.1%

Siemens Financieringsmaatschappij N.V., 1.30%, 9/13/19(3)	1,670	1,642

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 14.9% – continued

Electrical Equipment Manufacturing – 1.1% – continued

1.44%, 9/13/19 (2)(3)	$1,670	$1,675
1.75%, 3/16/22 (2)(3)(5)	1,625	1,630

Tyco Electronics Group S.A., 6.55%, 10/1/17	660	676
		5,623

Financial Services – 0.3%

UBS Group Funding Switzerland A.G., 2.38%, 5/23/23 (2)(3)(5)	1,385	1,388

Food & Beverage – 0.8%

Danone S.A., 1.69%, 10/30/19 (3)	1,775	1,751

Diageo Capital PLC, 5.75%, 10/23/17	595	609

Suntory Holdings Ltd., 1.65%, 9/29/17 (3)	1,495	1,495
		3,855

Integrated Oils – 0.9%

BP Capital Markets PLC, 1.85%, 5/5/17	1,505	1,506

Shell International Finance B.V., 1.25%, 11/10/17	1,110	1,110
1.38%, 9/12/19	1,060	1,047

Total Capital International S.A., 1.55%, 6/28/17	935	936
		4,599

Machinery Manufacturing – 0.2%

Pentair Finance S.A., 1.88%, 9/15/17	1,070	1,070

Metals & Mining – 0.1%

FMG Resources (August 2006) Pty. Ltd., 9.75%, 3/1/22(3)	505	579

Pharmaceuticals – 0.3%

Actavis Funding SCS, 2.35%, 3/12/18	1,270	1,275

Wireline Telecommunications Services – 0.1%

Deutsche Telekom International Finance B.V., 2.23%, 1/17/20 (3)	325	324
Total Foreign Issuer Bonds
(Cost $73,805)		73,783

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 1.3% (6)

Fannie Mae – 0.1%

Pool #555649 7.50%, 10/1/32	$25	$28

Pool #893082 3.16%, 9/1/36 (2)	166	175

Pool #AD0915 5.50%, 12/1/38	59	66

Pool #AI3471 5.00%, 6/1/41	193	213
		482

Federal Farm Credit Bank – 0.4%

Federal Farm Credit Banks 0.97%, 3/16/20 (2)	2,060	2,063

Freddie Mac – 0.0%

Pool #1B3617 3.21%, 10/1/37 (2)	159	169

Freddie Mac Gold – 0.1%

Pool #A92650 5.50%, 6/1/40	265	295

Government National Mortgage Association – 0.7%

Series 2011-41, Class PA 4.00%, 1/20/41	841	859

Series 2012-123, Class A 1.04%, 7/16/46	1,800	1,690

Series 2013-12, Class KA 1.50%, 12/16/43	40	40

Series 2013-17, Class AF 1.21%, 11/16/43	671	651
		3,240
Total U.S. Government Agencies
(Cost $6,346)		6,249

U.S. GOVERNMENT OBLIGATIONS – 13.9%

U.S. Treasury Inflation Indexed Notes – 6.7%

1.38%, 7/15/18	13,110	15,267
0.13%, 4/15/19	16,990	17,863
		33,130

U.S. Treasury Notes – 7.2%

1.13%, 2/28/19	5,585	5,572
1.63%, 3/15/20	30,000	30,108
		35,680
Total U.S. Government Obligations
(Cost $68,611)		68,810

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.0%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (7)(8)	4,816,307	$4,816
Total Investment Companies
(Cost $4,816)		4,816

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.50%, 5/18/17 (9)(10)	$1,000	$999
Total Short-Term Investments
(Cost $999)		999

Total Investments – 99.5%
(Cost $491,668)		491,817

Other Assets less Liabilities – 0.5%		2,650
NET ASSETS – 100.0%		$494,467

(1)	Step coupon bond. Rate as of March 31, 2017 is disclosed.
(2)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(4)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the perpetual call date.
(5)	Restricted security that has been deemed illiquid. At March 31, 2017, the value of these restricted illiquid securities amounted to approximately $6,004,000 or 1.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Howard Hughes (The) Corp., 5.38%, 3/15/25	3/3/17	$870
Molson Coors Brewing Co., 2.25%, 3/15/20	3/6/17	774
National Australia Bank Ltd., 1.74%, 1/10/20	3/10/17	643
Siemens Financieringsmaatschappij N.V., 1.75%, 3/16/22	3/7/17	1,625
Swedbank AB, 1.82%, 3/14/22	3/6/17	705
UBS Group Funding Switzerland A.G., 2.38%, 5/23/23	3/16/17	1,385

(6)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day yield as of March 31, 2017 is disclosed.
(9)	Discount rate at the time of purchase.
(10)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXPIRATION	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
5-Year U.S. Treasury Note	(129)	$15,187	Short	6/17	$10

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	14.9%
U.S. Agency	0.6
AAA	21.4
AA	11.6
A	26.1
BBB	19.3
BB	2.7
B	1.9
CCC	0.5
Cash Equivalents	1.0

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$102,800	$–	$102,800
Corporate Bonds (1)	–	234,360	–	234,360
Foreign Issuer Bonds (1)	–	73,783	–	73,783
U.S. Government Agencies (1)	–	6,249	–	6,249
U.S. Government Obligations (1)	–	68,810	–	68,810
Investments Companies	4,816	–	–	4,816
Short-Term Investments	–	999	–	999
Total Investments	$4,816	$487,001	$–	$491,817

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$10	$–	$–	$10

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 24.2% (1)

Fannie Mae – 7.8%
0.00%, 10/9/19 (2)	$950	$907
1.50%, 2/28/20	2,000	1,995

Pool #555649 7.50%, 10/1/32	47	53

Pool #893082 3.16%, 9/1/36 (3)	442	468

Pool #AB6782, 2.50%, 11/1/27	1,023	1,035

Pool #AL1869, 3.00%, 6/1/27	705	725

Pool #AO7970, 2.50%, 6/1/27	947	958

Pool #AS7568 4.50%, 7/1/46	3,908	4,199
		10,340

Federal Home Loan Bank – 2.1%
1.38%, 3/18/19	2,750	2,751

Freddie Mac – 6.9%
1.80%, 1/27/20	6,000	5,999

Pool #1J0365 3.05%, 4/1/37 (3)	492	523

Pool #1J2840 3.15%, 9/1/37 (3)	1,028	1,098

Pool #1Q0323, 3.99%, 5/1/37 (3)	1,456	1,526

Pool #410092, 2.66%, 11/1/24 (3)	7	7
		9,153

Freddie Mac Gold – 1.9%

Pool #G08617, 4.50%, 11/1/44	988	1,059

Pool #V60613, 2.50%, 9/1/29	1,462	1,466
		2,525

Government National Mortgage Association – 3.3%

Series 2012-123, Class A 1.04%, 7/16/46	2,104	1,975

Series 2013-12, Class KA 1.50%, 12/16/43	392	390

Series 2013-17, Class AF 1.21%, 11/16/43	2,138	2,075
		4,440

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 24.2% (1) – continued

Iraq Government AID Bond – 2.2%
2.15%, 1/18/22	$3,000	$2,986
Total U.S. Government Agencies
(Cost $32,433)		32,195

U.S. GOVERNMENT OBLIGATIONS – 71.8%

U.S. Treasury Inflation Indexed Notes – 5.9%
0.13%, 4/15/21	7,500	7,762

U.S. Treasury Notes – 65.9%
1.13%, 2/28/19	37,640	37,555
1.63%, 3/15/20	36,935	37,068
1.63%, 7/31/20	1,000	1,000
1.88%, 2/28/22	10,450	10,428
1.88%, 3/31/22	1,000	997
2.13%, 3/31/24	500	497
		87,545
Total U.S. Government Obligations
(Cost $95,218)		95,307

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.2%

Northern Institutional Funds – U.S. Government Portfolio, 0.50% (4)(5)	5,563,634	$5,564
Total Investment Companies
(Cost $5,564)		5,564

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.9%

U.S. Treasury Bill, 0.50%, 5/18/17 (6)(7)	$1,150	$1,149
Total Short-Term Investments
(Cost $1,149)		1,149

Total Investments – 101.1%
(Cost $134,364)		134,215

Liabilities less Other Assets – (1.1%)		(1,403)
NET ASSETS – 100.0%		$132,812

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Zero coupon bond.
(3)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(5)	7-day yield as of March 31, 2017 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
5-Year U.S. Treasury Note	90	$10,595	Long	6/17	$(6)
10-Year U.S. Treasury Note	(57)	7,100	Short	6/17	1

Total					$(5)

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	77.4%
U.S. Agency	18.5
Cash Equivalents	4.1

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$–	$32,195	$–	$32,195
U.S. Government Obligations (1)	–	95,307	–	95,307
Investment Companies	5,564	–	–	5,564
Short-Term Investments	–	1,149	–	1,149
Total Investments	$5,564	$128,651	$–	$134,215

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1	$–	$–	$1
Liabilities
Futures Contracts	(6)	–	–	(6)
Total Other Financial Instruments	$(5)	$–	$–	$(5)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 8.6%

Automobiles Manufacturing – 2.0%

Ford Motor Credit Co. LLC, 2.55%, 10/5/18	$2,000	$2,016
2.42%, 3/28/22 (1)	22,341	22,598

General Motors Financial Co., Inc., 3.08%, 1/15/19 (1)	32,000	32,813

Hyundai Capital America, 2.40%, 10/30/18 (2)	12,500	12,539
		69,966

Banks – 1.5%

Capital One N.A., 1.65%, 2/5/18	10,000	9,998
2.35%, 8/17/18	5,500	5,535
2.35%, 1/31/20	15,000	15,003

Citizens Bank N.A., 1.60%, 12/4/17	16,000	15,991

KeyBank N.A., 1.60%, 8/22/19	4,000	3,957

MUFG Americas Holdings Corp., 1.63%, 2/9/18	5,000	5,001
		55,485

Consumer Finance – 0.2%

Synchrony Financial, 2.26%, 2/3/20 (1)	9,000	9,060

Diversified Banks – 1.1%

Bank of America Corp., 2.23%, 3/22/18 (1)	2,000	2,014
2.06%, 1/15/19 (1)	5,000	5,061

Citigroup, Inc., 1.80%, 2/5/18	5,000	5,002
1.92%, 4/8/19 (1)	18,000	18,090
2.05%, 6/7/19	8,000	7,993
		38,160

Financial Services – 1.3%

Goldman Sachs Group (The), Inc., 2.30%, 12/13/19	25,000	25,015

Morgan Stanley, 2.32%, 4/25/18 (1)	4,000	4,042
2.45%, 2/1/19	5,500	5,549
2.44%, 4/21/21 (1)	10,000	10,257
		44,863

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 8.6% – continued

Medical Equipment & Devices Manufacturing – 0.1%

Becton Dickinson and Co., 1.80%, 12/15/17	$3,864	$3,867

Oil & Gas Services & Equipment – 0.6%

Schlumberger Holdings Corp., 2.35%, 12/21/18 (2)	20,000	20,132

Pharmaceuticals – 0.3%

AbbVie, Inc., 1.80%, 5/14/18	10,000	10,011

Tobacco – 0.5%

Philip Morris International, Inc., 2.00%, 2/21/20	13,835	13,801

Reynolds American, Inc., 2.30%, 6/12/18	5,000	5,030
		18,831

Wireless Telecommunications Services – 1.0%

Verizon Communications, Inc., 2.87%, 9/14/18 (1)	4,000	4,085
2.14%, 3/16/22 (1)	30,000	30,273
		34,358
Total Corporate Bonds
(Cost $302,439)		304,733

FOREIGN ISSUER BONDS – 4.0%

Automobiles Manufacturing – 0.1%

Hyundai Capital Services, Inc., 1.63%, 8/30/19 (2)	5,000	4,907

Banks – 1.4%

ING Groep N.V., 2.30%, 3/29/22 (1)	15,030	15,052

Sumitomo Mitsui Banking Corp., 1.95%, 7/23/18	15,000	15,028

Westpac Banking Corp., 1.60%, 8/19/19	19,000	18,797
		48,877

Diversified Banks – 1.3%

HSBC Holdings PLC, 2.71%, 5/25/21 (1)	10,000	10,318

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 4.0% – continued

Diversified Banks – 1.3% – continued

Societe Generale S.A., 2.23%, 10/1/18 (1)	$24,000	$24,193

Sumitomo Mitsui Financial Group, Inc., 2.79%, 3/9/21 (1)	10,000	10,321
		44,832

Financial Services – 0.7%

UBS Group Funding Jersey Ltd., 2.60%, 9/24/20 (1)(2)	25,000	25,484

Pharmaceuticals – 0.5%

Actavis Funding SCS, 2.35%, 3/12/18	9,500	9,542

Mylan N.V., 3.00%, 12/15/18	10,000	10,116
		19,658
Total Foreign Issuer Bonds
(Cost $142,507)		143,758

U.S. GOVERNMENT AGENCIES – 0.7% (3)

Fannie Mae – 0.7%

0.88%, 8/2/19	24,000	23,689
Total U.S. Government Agencies
(Cost $23,969)		23,689

U.S. GOVERNMENT OBLIGATIONS – 1.7%

U.S. Treasury Notes – 1.7%

0.75%, 7/31/18	30,000	29,843
0.75%, 7/15/19	30,000	29,605
		59,448
Total U.S. Government Obligations
(Cost $59,986)		59,448

MUNICIPAL BONDS – 65.7%

Alabama – 1.6%

Alabama State G.O. Unlimited Bonds, Series B, 5.00%, 11/1/18	5,045	5,360

Alabama State Public School & College Authority Capital Improvement Revenue Bonds, Prerefunded, 5.00%, 12/1/17 (4)	40,000	41,116

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Alabama – 1.6% – continued

Mobile IDB PCR Bonds, Alabama Power Company Barry Plant Project, 1.85%, 3/24/20 (5)	$10,000	$10,026

Mobile Warrants G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/19	1,295	1,389
		57,891

Alaska – 0.5%

Alaska State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/18	4,900	5,152

Anchorage General Purpose G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/18	12,085	12,759
		17,911

Arizona – 0.4%

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 4.00%, 1/1/19	2,700	2,832

Phoenix G.O. Limited Refunding Bonds, Series C, 4.00%, 7/1/19	10,650	11,334
		14,166

California – 7.1%

California State Department of Water Resources Central Valley Project Water System Variable Revenue Bonds, Series AT, 1.21%, 12/1/17 (5)	9,000	8,998

California State Earthquake Authority Taxable Revenue Bonds, 1.82%, 7/1/17	2,500	2,506

California State Floating G.O. Unlimited Refunding Bonds, Series A, 1.36%, 5/1/18 (5)	9,000	8,988

California State G.O. Unlimited Bonds, 5.00%, 8/1/18	9,510	10,025

California State G.O. Unlimited Refunding Bonds, 5.00%, 3/1/18	12,125	12,584
5.00%, 8/1/18	16,100	16,972

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

California – 7.1% – continued

California State Health Facilities Financing Authority Revenue Refunding Bonds, Lucile Packard Stanford Hospital, 5.00%, 8/15/17	$2,000	$2,030

California State Index Floating Rate G.O. Unlimited Bonds, Series D, 1.39%, 12/1/17 (5)	5,000	5,011

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, The J. Paul Getty Trust, 1.19%, 4/2/18 (5)	21,000	20,999

California State Municipal Finance Authority Multifamily Housing Revenue Bonds, Series A, Stevenson House Apartments, 0.85%, 11/1/17	3,000	2,998

California State Public Works Board Lease Revenue Bonds, Series H, 5.00%, 12/1/17	7,280	7,480

California State Various Purpose G.O. Unlimited Bonds, 5.50%, 4/1/18	4,000	4,185

Los Angeles Community College District G.O. Unlimited Bonds, Series G, 3.00%, 8/1/17	4,000	4,030

Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding Bonds, Proposition A First Tier Senior, 5.00%, 7/1/18	6,280	6,603

Los Angeles Department of Airports Subordinate Revenue Bonds, Series A (AMT), 5.00%, 5/15/18	1,500	1,567
5.00%, 5/15/19	2,000	2,157

Los Angeles G.O. Unlimited TRANS, Series B, 3.00%, 6/29/17	19,000	19,093

Los Angeles Multifamily Revenue Bonds, Hancock Gardens Senior Housing, 0.80%, 11/1/17	8,200	8,196

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

California – 7.1% – continued

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 1.38%, 7/1/18 (2)(5)(6)	$7,000	$7,000

Orange County Sanitation District Revenue Refunding Bonds COPS, Series B, Certificates Anticipation Notes, 2.00%, 12/15/18	47,000	47,802

Riverside Water Variable Revenue Refunding Bonds, Series A, 1.54%, 1/15/20 (5)	6,000	6,000

Sacramento County Water Financing Authority Revenue Bonds, Series A, Water Agency Zones 40 & 41 (NATL Insured), 5.00%, 6/1/17	1,000	1,007

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series R-3, 5.00%, 7/1/18	10,000	10,510

San Francisco Bay Area Toll Bridge Authority Index Rate Revenue Refunding Bonds, 1.35%, 4/1/21 (5)	28,500	28,486

Santa Clara Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 7/1/17	1,725	1,744

University of California Limited Project Revenue Refunding Bonds, Series I, 5.00%, 5/15/17	4,000	4,021
		250,992

Colorado – 0.8%

Colorado State HFA Corp. Multifamily Revenue Bonds, Traditions Englewood Project, 0.90%, 12/1/17	4,225	4,225

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Colorado – 0.8% – continued

Denver City & County Airport System Revenue Bonds, Series D (AMT) (NATL Insured), 5.25%, 11/15/18	$18,050	$18,513

E-470 Public Highway Authority Senior Variable Revenue Refunding Bonds, Libor Index, 1.71%, 9/1/21 (5)	6,000	5,994
		28,732

Connecticut – 2.6%

Connecticut State G.O. Unlimited Bonds, 5.00%, 8/1/18	15,000	15,762

Connecticut State G.O. Unlimited Bonds, Series A, SIFMA Index, 1.33%, 3/1/18 (1)	2,500	2,498

Connecticut State G.O. Unlimited Bonds, Series B, SIFMA Index, 1.40%, 3/1/19 (1)	1,500	1,500

Connecticut State G.O. Unlimited Bonds, Series D, SIFMA Index, 1.79%, 8/15/18 (1)	1,500	1,501

Connecticut State G.O. Unlimited Bonds, Series E, 4.00%, 10/15/19	8,000	8,495

Connecticut State Health & Educational Facilities Authority Adjustable Revenue Bonds, Series U2, Yale University, 1.00%, 2/6/19 (5)	17,250	17,143

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A-1, Yale University, 1.00%, 7/1/19 (5)	16,300	16,160

Connecticut State Special Tax Obligation Revenue Bonds, Series A, 3.00%, 8/1/17	4,800	4,835

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Bonds, Series A, 4.00%, 9/1/17	2,000	2,027

Greenwich G.O. Unlimited Bonds, 5.00%, 1/15/19	11,600	12,432

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Connecticut – 2.6% – continued

5.00%, 1/15/20	$5,500	$6,085

Hartford County Metropolitan District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/18	2,280	2,382
		90,820

Florida – 3.8%

Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/1/18	2,500	2,637

Broward County Airport System Revenue Refunding Bonds, Series C (AMT), 5.00%, 10/1/17	4,125	4,206

Citizens Property Insurance Corp. High Account Senior Secured Revenue Bonds, Series A-1, 5.50%, 6/1/17	4,750	4,787

Citizens Property Insurance Corp. High Risk Senior Secured Revenue Bonds, Series A-1, 5.25%, 6/1/17	4,450	4,483

Citizens Property Insurance Corp. Revenue Bonds, Series A1, 5.00%, 6/1/18	3,400	3,492

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, 5.00%, 6/1/17	7,100	7,149
5.00%, 6/1/18	6,870	7,180
5.00%, 6/1/19	9,355	10,099

Citizens Property Insurance Corp. Senior Secured Revenue Bonds, Series A-1, Coastal Account, 5.00%, 6/1/18	12,200	12,751

Citizens Property Insurance Corp. Senior Secured Variable Revenue Bonds, Series A-2, 1.76%, 6/1/18 (1)	14,000	13,972

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series B, 5.00%, 1/1/18	25,000	25,779

Florida State Department of Environmental Protection Preservation Revenue Refunding Bonds, 5.00%, 7/1/17	6,200	6,265

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED IN COME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Florida – 3.8% – continued

Florida State Housing Finance Corp. Multifamily Mortgage Revenue Bonds, Towers of Jacksonville, 0.70%, 5/1/17	$4,500	$4,499

Florida State Turnpike Authority Revenue Refunding Bonds, Series A, Department of Transportation, 5.00%, 7/1/18	2,000	2,101

Jacksonville Special Revenue Bonds, Series A-1, Escrowed to Maturity, 5.00%, 10/1/17	1,185	1,210

Jacksonville Special Revenue Bonds, Series A-1, Unrefunded Balance, 5.00%, 10/1/17	815	832

JEA Electric System Subordinated Revenue Refunding Bonds, Series A, 5.00%, 10/1/18	3,000	3,177

Lakeland Energy System Revenue Refunding Bonds, 1.66%, 10/1/17 (1)	1,000	1,000

Miami-Dade County Aviation International Airport Revenue Bonds, Series D (AGM Insured), Prerefunded, 5.25%, 10/1/17 (4)	3,000	3,066

Miami-Dade County Aviation Revenue Bonds, Series C (AMT), Miami International Airport (AGM Insured), 5.25%, 10/1/18	7,975	8,143

Miami-Dade County HFA Multifamily Revenue Bonds, Golfside Villas Apartments Project, 0.85%, 4/1/17	2,000	2,000

Monroe County School District Sales TRB (AGM Insured), 4.00%, 10/1/19	2,100	2,240

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, 5.00%, 10/1/18	4,000	4,240
		135,308

Georgia – 3.7%

Atlanta Airport General Revenue Refunding Bonds, Series A, 5.00%, 1/1/19	6,170	6,588

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Georgia – 3.7% – continued

Atlanta Water & Wastewater Revenue Bonds, Series A (NATL Insured), 5.50%, 11/1/18	$15,305	$16,385

Augusta Housing Authority Revenue Bonds, Gardens At Harvest Point Apartments, 0.90%, 6/1/17 (5)	17,000	17,000

Burke County Development Authority PCR Bonds, Georgia Power Co. Plant Vogtle Project, 1.38%, 5/3/18 (5)	2,350	2,350

Burke County Development Authority Pollution Control Variable Revenue Bonds, Georgia Power Co. Plant Vogtle Project, 1.55%, 6/1/18 (5)	28,100	28,206

Burke County Development Authority Pollution Control Variable Revenue Refunding Bonds, Georgia Transmission Co. Plant, 1.30%, 5/3/18 (5)	12,000	12,042

Gwinnett County School District G.O. Unlimited Bonds, Prerefunded, 5.00%, 2/1/18 (4)	1,365	1,412

Gwinnett County School District Sales Tax G.O. Unlimited Bonds, Series A, 4.50%, 10/1/17	4,500	4,584

Metropolitan Atlanta Rapid Transit Authority Sales Tax Variable Revenue Bonds, Series A, 1.21%, 7/1/17 (5)	22,500	22,499

Metropolitan Atlanta Rapid Transit Authority Sales Tax Variable Revenue Bonds, Series B, Second Indenture, 1.19%, 7/1/17 (5)	7,500	7,499

Peach County Development Authority Student Housing Facilities Revenue Bonds, USG Real Estate Foundation LLC, 1.20%, 10/1/18	7,750	7,726

Richmond County Board of Education Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 10/1/18	4,500	4,769
		131,060

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Hawaii – 0.1%

Hawaii State G.O. Unlimited Bonds, Series FB, 5.00%, 4/1/19	$3,000	$3,234

Illinois – 0.7%

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series B, Senior Lien, 5.00%, 1/1/19	7,700	8,209

Illinois State Finance Authority Revenue Bonds, University of Chicago, Prerefunded, 5.00%, 7/1/17 (4)	15,000	15,155
		23,364

Indiana – 2.6%

Indiana Health Facility Financing Authority Revenue Bonds, Ascension Health Credit Group, 4.00%, 3/1/19 (5)	42,500	44,643

Indiana State Finance Authority Revenue Refunding Bonds, Series A, State Revolving Fund, 5.00%, 2/1/19	1,500	1,608

Indiana State Health Facility Financing Authority Variable Revenue Bonds, Ascension Health Subordinate Credit, 1.15%, 12/1/17 (5)	1,845	1,845

Indiana State Transportation Finance Authority Revenue Refunding Bonds, Series B (NATL Insured), 5.50%, 12/1/18	5,000	5,367

Indianapolis Local Public Improvement Bond Bank Revenue Refunding Bonds, Series D (AMT), Indianapolis Airport Authority, 4.00%, 1/1/18	5,000	5,111
5.00%, 1/1/19	3,820	4,066

Whiting Environmental Facilities Variable Revenue Bonds (AMT), BP Products North America, 1.66%, 12/2/19 (5)	30,000	29,913
		92,553

Iowa – 0.0%

Davenport G.O. Unlimited Bonds, Series A, 5.00%, 6/1/17	1,465	1,475

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Kansas – 0.9%

Kansas State Department of Transportation Highway Adjustable Revenue Refunding Bonds, Series B-5, Libor Index, 0.98%, 9/1/18 (1)	$7,000	$6,988
1.06%, 9/1/19 (1)	6,565	6,545

Kansas State Department of Transportation Highway Convertible Revenue Bonds, Series B-1, Prerefunded, 5.00%, 9/1/18 (4)	15,000	15,838

Kansas State Development Finance Authority Revolving Funds Revenue Bonds, Series K, Department of Health, 5.00%, 3/1/18	1,900	1,971
		31,342

Kentucky – 0.1%

Kentucky State Rural Water Financial Corp. Public Project Revenue Notes, Series D-1, Construction Notes, 2.00%, 6/1/17	5,000	5,009

Louisiana – 1.3%

Ernest N Morial-New Orleans Exhibit Hall Authority Special Tax Refunding Bonds, 4.00%, 7/15/17	1,000	1,009

Louisiana State Citizens Property Insurance Corp. Revenue Refunding Bonds, 5.00%, 6/1/17	4,150	4,178

Louisiana State Gas & Fuels Tax Revenue Refunding Bonds, Series A, Second Lien, Libor Index, 1.16%, 5/1/18 (5)	19,000	18,894

Louisiana State Gas & Fuels Tax Revenue Refunding Bonds, Series B-2, Second Lien, Libor Index, 1.24%, 5/1/18 (5)	21,500	21,382

Shreveport Water & Sewer Improvement G.O. Unlimited Bonds, 4.00%, 9/1/17	1,000	1,013
		46,476

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Maine – 0.1%

Maine State Turnpike Authority Revenue Bonds (AMBAC Insured), Prerefunded, 5.25%, 7/1/17 (4)	$2,000	$2,023

Maryland – 5.0%

Anne Arundel County G.O. Limited Refunding Bonds, 5.00%, 10/1/17	12,000	12,252
5.00%, 10/1/18	6,500	6,890

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 8/1/17	5,425	5,502

Baltimore County G.O. Unlimited Bonds, 5.00%, 2/1/19	3,000	3,217

Baltimore County Metropolitan District 78th Issue G.O. Unlimited Bonds, 5.00%, 2/1/18	1,500	1,551

Baltimore Wastewater Projects Subordinate Revenue Bonds, Series C, 3.00%, 7/1/17	760	764

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.50%, 6/1/17	6,200	6,250

Maryland State Department of Transportation Consolidated Revenue Refunding Bonds, 4.00%, 9/1/19	24,650	26,356

Maryland State G.O. Unlimited Bonds, First Series, 5.00%, 6/1/19	18,000	19,519

Maryland State G.O. Unlimited Bonds, Second Series A, Local Facilities Loan, 5.00%, 8/1/18	2,300	2,424

Maryland State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/18	25,300	26,254

Maryland State G.O. Unlimited Refunding Bonds, First Series B, 4.50%, 8/1/17	5,000	5,063

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Maryland – 5.0% – continued

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series C, Johns Hopkins Health System, 1.35%, 11/15/17 (5)	$4,945	$4,961
1.49%, 11/15/17 (5)	5,000	5,016

Maryland State Health & Higher Educational Facilities Authority Variable Revenue Bonds, Johns Hopkins Health System, 1.24%, 5/15/18 (5)	9,900	9,907
1.26%, 5/15/18 (5)	19,625	19,644

Maryland State Stadium Authority Revenue Bonds, Baltimore City Public Schools, 5.00%, 5/1/18	1,500	1,566
5.00%, 5/1/19	1,250	1,351

Montgomery County G.O. Unlimited Bonds, Series B, 5.00%, 12/1/17	5,000	5,140
5.00%, 12/1/18	14,000	14,929
		178,556

Massachusetts – 1.8%

Massachusetts State Development Finance Agency Revenue Bonds, Series A, Harvard University, Escrowed to Maturity, 5.00%, 11/15/17	585	600

Massachusetts State Development Finance Agency Revenue Bonds, Series A, Harvard University, Unrefunded Balance, 5.00%, 11/15/17	1,415	1,452

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series A, Harvard University, 5.00%, 7/15/19	2,775	3,021

Massachusetts State Development Finance Agency Variable Revenue Bonds, Series M, Partners Healthcare, 1.46%, 1/30/18 (5)	24,580	24,579

Massachusetts State Health & Educational Facilities Authority Variable Revenue Bonds, Series A, University of Massachusetts, 1.15%, 4/1/19 (5)	3,000	2,994

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Massachusetts – 1.8% – continued

Massachusetts State School Building Authority Sales TRB, Series A (AMBAC Insured), Prerefunded, 4.50%, 8/15/17 (4)	$10,000	$10,138

Massachusetts State Transportation Fund Revenue Bonds, Series A, Rail Enhancement Program, 5.00%, 6/1/17	10,635	10,711

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries A, MWRA Program, 6.00%, 8/1/18	1,000	1,067

Springfield G.O. Limited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/18	3,000	3,157

University of Massachusetts Building Authority Revenue Refunding Bonds, 5.00%, 11/1/19	6,000	6,583
		64,302

Michigan – 0.4%

Dearborn School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/18	6,270	6,536

Grand Rapids Water Supply System Revenue Refunding Bonds, 5.00%, 1/1/18	2,000	2,061

Michigan State Finance Authority Unemployment Obligation Assessment Revenue Bonds, Series A, 5.00%, 1/1/19	1,240	1,325

Michigan State Hospital Finance Authority Revenue Bonds, Ascension Health Credit Group, Prerefunded, 0.95%, 2/1/18 (7)	195	195

Romeo Community School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 2.00%, 5/1/17	2,115	2,117

Warren Downtown Development G.O. Limited Tax Refunding Bonds, 2.00%, 10/1/17	900	905
		13,139

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Minnesota – 1.5%

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series A (School District Credit Program), 4.00%, 2/1/18	$1,840	$1,888

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series B, Alternative Facility (School District Credit Program), 4.00%, 2/1/18	1,830	1,878

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/19	13,070	14,242

Minnesota State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/19	10,750	11,714

Minnesota State Rural Water Finance Authority Public Project Construction Revenue Notes, 2.00%, 10/1/17	8,000	8,040

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F, 4.00%, 8/1/17	1,900	1,921

Orono Independent School District No. 278 Building G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 4.00%, 2/1/19	3,070	3,231

Todd Morrison Cass & Wadena Counties United Hospital District Healthcare Revenue BANS, Series A, Lakewood Health System, 1.30%, 12/1/18	6,590	6,579

University of Minnesota State Supported Stadium Debt Revenue Refunding Bonds, 5.00%, 8/1/17	2,695	2,733
		52,226

Mississippi – 0.2%

South Central Regional Medical Center Hospital Revenue Refunding Bonds, Facilities Improvement & Refinancing Project, 1.70%, 3/1/20	7,000	7,004

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Missouri – 0.2%

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 4.00%, 5/1/18	$1,775	$1,834

Missouri State Board of Public Buildings Special Obligation Revenue Bonds, Series A, 3.00%, 4/1/18	1,500	1,532
4.00%, 4/1/19	5,000	5,290
		8,656

Municipal States Pooled Securities – 0.6%

BB&T Municipal Trust Certificates Revenue Bonds, Class C (Rabobank Nederland LOC), 1.61%, 11/15/17 (1)(2)(6)	5,328	5,324

Nuveen Enhanced Municipal Credit Opportunities Fund Tax-Exempt Preferreds (AMT), Important Shares Institutional Municipal Fund, 1.66%, 10/1/17 (1)(2)(6)	15,000	15,001
		20,325

Nebraska – 0.1%

Lincoln Electric System Revenue Refunding Bonds, 5.00%, 9/1/19	3,000	3,277

Nevada – 3.9%

Clark County Airport Revenue Bonds, Series B (AMT), Junior Subordinate Lien, 5.00%, 7/1/17	21,060	21,274

Clark County Airport Subordinate Revenue Refunding Bonds, Series A-1 (AMT), 7/1/18 (8)	11,470	11,986

Clark County Airport System Revenue Refunding Bonds, Series A-1 (AMT), Subordinate Lien, 5.00%, 7/1/17	10,000	10,102

Clark County G.O. Limited Refunding Bank Bonds, Series A, 5.00%, 11/1/17	19,000	19,463

Clark County G.O. Limited Refunding Bonds, Series A, 5.00%, 7/1/17	14,400	14,553

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Nevada – 3.9% – continued

Clark County School District Building G.O. Limited Refunding Bonds, Series C, 4.00%, 6/15/17	$2,675	$2,693

Clark County School District G.O. Limited Bonds, Series D, 5.00%, 6/15/18	4,000	4,189

Clark County School District G.O. Limited Refunding Bonds, Series A, 5.00%, 6/15/17	52,500	52,955

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series A, Water Improvement, 3.00%, 6/1/18	1,000	1,023
		138,238

New Jersey – 0.3%

Monmouth County G.O. Unlimited Bonds, 5.00%, 7/15/19	1,000	1,089

Morris County Improvement Authority Revenue Refunding Bonds, GTD Loan (County Gtd.), 3.00%, 5/1/18	2,250	2,303

New Jersey State Educational Facilities Authority Revenue Bonds, Series D, Princeton University, 5.00%, 7/1/17	2,000	2,021

New Jersey State Housing & Mortgage Finance Agency Multifamily Revenue Refunding Bonds, Series B, 1.25%, 5/1/19	5,500	5,481
		10,894

New Mexico – 1.0%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 7/1/17	2,200	2,224

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B, Subordinate Lien, 5.00%, 7/1/17	1,200	1,213

Las Cruces State Shared Gross Receipts TRB, 4.00%, 6/1/17	2,165	2,176

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

New Mexico – 1.0% – continued

New Mexico State Capital Projects G.O. Unlimited Bonds, 5.00%, 3/1/18	$11,000	$11,415

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Presbyterian Healthcare Services, 5.00%, 8/1/17	1,385	1,404

New Mexico State Municipal Energy Acquisition Authority Gas Supply Variable Revenue Bonds, Subseries B, 1.41%, 8/1/19 (5)	16,450	16,386
		34,818

New York – 5.7%

Long Island Power Authority Electric System Variable Revenue Refunding Bonds, Series C, 1.57%, 11/1/18 (5)	13,100	13,145

Metropolitan Transportation Authority Dedicated Tax Fund Floating Revenue Refunding Bonds, Subseries B-3C, 1.36%, 11/1/19 (5)	5,425	5,427

Metropolitan Transportation Authority Dedicated Tax Fund Variable Revenue Refunding Bonds, Series 2008A-2A, 1.29%, 6/1/17 (5)	4,870	4,870

Metropolitan Transportation Authority Revenue Bonds, Series A, 5.00%, 11/15/18	1,630	1,733

Metropolitan Transportation Authority Variable Revenue Bonds, Series B, 1.01%, 11/1/17 (5)	4,000	4,000

Metropolitan Transportation Authority Variable Revenue Refunding Bonds, Subseries D2 (AGM Insured), 1.28%, 5/15/18 (5)	9,425	9,426
4/6/20 (5)(8)	5,500	5,494

Metropolitan Transportation Authority Variable Revenue Refunding Bonds, Subseries G-4, 1.50%, 11/1/17 (5)	8,010	8,034

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

New York – 5.7% – continued

New York City Housing Development Corp. Multifamily Housing Revenue Bonds, Series D-1-B, 1.35%, 5/1/18	$7,000	$7,001

New York G.O. Unlimited Bonds, Series E, 5.00%, 8/1/17	2,685	2,722

New York G.O. Unlimited Bonds, Series I, 5.00%, 8/1/17	3,025	3,067

New York G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/17	8,500	8,619
4.00%, 8/1/18	5,000	5,198

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, NYU Hospital Center, Prerefunded, 5.00%, 7/1/17 (4)	4,000	4,043

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, St. Johns University (NATL Insured), Prerefunded, 5.25%, 7/1/17 (4)	10,420	10,539

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series B, Columbia University, 5.00%, 10/1/18	1,000	1,060

New York State Dormitory Authority Personal Income Taxable Revenue Refunding Bonds, Series E, 2.00%, 3/15/18	1,500	1,517

New York State Dormitory Authority Sales TRB, Series A, Group A, 5.00%, 3/15/19	11,640	12,538

New York State Dormitory Authority State Supported Debt Revenue Refunding Bonds, Series A, Department of Health, 5.00%, 7/1/19	3,840	4,163

New York State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 4/15/17	10,000	10,017

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

New York – 5.7% – continued

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series F (SonyMA/GNMA/FNMA/FHLMC Insured), 1.20%, 11/1/18	$6,550	$6,550

New York State Transportation Development Corp. Special Facility Revenue Refunding Bonds (AMT), Terminal One Group Association, 5.00%, 1/1/18	9,565	9,839

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 9/15/17	26,280	26,788
5.00%, 9/15/18	17,240	18,259

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 1.53%, 10/1/17 (2)(5)(6)	15,000	15,001

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 197 (AMT), 5.00%, 11/15/19	4,405	4,816
		203,866

North Carolina – 0.2%

Wake County Public Improvement G.O. Unlimited Bonds, 5.00%, 9/1/17	5,670	5,770

North Dakota – 0.0%

Fargo G.O. Unlimited Refunding & Improvement Bonds, Series F, 5.00%, 5/1/17	1,065	1,069

Ohio – 4.8%

Allen County Hospital Facilities Adjustable Revenue Bonds, Series B, Mercy Health, 1.66%, 5/1/20 (5)	50,000	49,977

Columbus G.O. Limited Bonds, Series B, 2.00%, 7/1/17	2,290	2,297

Columbus G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 7/1/18	1,000	1,051

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Ohio – 4.8% – continued

Crawford County Hospital Facilities Revenue Refunding Bonds, Avita Health System, 1.43%, 11/1/17	$23,500	$23,509

Eaton Vance Ohio Municipal Income Trust Tax-Exempt Preferreds (AMT), 2.41%, 9/1/19 (2)(5)(6)	11,400	11,401

Lancaster Port Authority Gas Variable Revenue Refunding Bonds, 1.38%, 8/1/19 (5)	21,500	21,321

Northeast Regional Sewer District Revenue Refunding Bonds, 5.00%, 11/15/17	3,000	3,077

Ohio State Common Schools G.O. Limited Bonds, Series A, 5.00%, 3/15/19	6,935	7,471

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/15/18	3,000	3,175

Ohio State G.O. Unlimited Bonds, Series B, 2.00%, 9/1/17	2,660	2,674
4.00%, 9/1/18	2,390	2,495

Ohio State G.O. Unlimited Bonds, Series C, 2.00%, 11/1/17	5,170	5,208

Ohio State Higher Educational Facility Commission Revenue Bonds, Series A-2, Cleveland Clinic Health System Obligation, 1.38%, 1/1/18 (1)	2,000	1,996

Ohio State Housing Finance Agency Residential Mortgage Revenue Refunding Bonds, Series K (GNMA/FNMA/FHLMC Insured), 1.00%, 9/1/18	1,450	1,446

Ohio State Infrastructure Improvement G.O. Unlimited Bonds, Series B, 3.00%, 9/1/17	5,200	5,250

Ohio State Major New State Infrastructure Project Revenue Bonds, Series 2016-1, 5.00%, 12/15/18	2,500	2,669

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Ohio – 4.8% – continued

Ohio State Major New State Infrastructure Project Revenue Refunding Bonds, Series B, 5.00%, 12/15/19	$6,000	$6,610

Ohio State Water Development Authority Solid Waste Revenue Bonds (AMT), Waste Management, 1.70%, 11/1/18 (5)	11,215	11,229

University of Cincinnati Receipts Revenue Bonds, Series A, Floating Rate Notes, 1.11%, 6/1/18 (1)	8,275	8,248
		171,104

Oklahoma – 0.2%

Oklahoma Housing Finance Agency Collateralized Revenue Bonds, Savanna Landing Apartments, 0.85%, 7/1/18 (5)	6,000	5,977

Oregon – 0.1%

Portland Sewer System Revenue Refunding Bonds, Series B, Second Lien, 5.00%, 6/1/17	2,000	2,014

Pennsylvania – 1.0%

North Penn Water Authority Variable Revenue Refunding Bonds, 1.07%, 11/1/19 (1)	1,000	990
1.16%, 11/1/19 (5)	4,080	4,049

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Series A, Waste Management, Inc. Project, 1.50%, 5/1/18 (5)	2,000	2,004

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Waste Management Project, 1.55%, 12/3/18 (5)	1,000	997

Pennsylvania State Higher Educational Facilities Authority Revenue Refunding Bonds, University of Pennsylvania Health System, 5.00%, 8/15/17	3,500	3,553

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Pennsylvania – 1.0% – continued

Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series A-2, 1.61%, 12/1/19 (1)	$2,500	$2,503

Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series B-1, 1.51%, 12/1/18 (1)	12,000	11,991

Swarthmore Borough Authority Revenue Refunding Bonds, Series A, Swarthmore College, 5.00%, 9/15/18	2,280	2,412

University Area Joint Authority Sewer Variable Revenue Refunding Bonds, 1.31%, 11/1/17 (5)	5,400	5,393
		33,892

Rhode Island – 0.1%

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 4.00%, 8/1/17	2,475	2,504

South Carolina – 0.1%

Horry County School District G.O. Unlimited Refunding Bonds, Series B (SCSDE Insured), 5.00%, 3/1/18	3,560	3,696

Tennessee – 1.1%

Metropolitan Government of Nashville & Davidson County Electric System Revenue Refunding Bonds, Series B, 5.00%, 5/15/19	2,000	2,164

Metropolitan Government of Nashville & Davidson County G.O. Unlimited and Improvement Bonds, 5.00%, 7/1/19	10,000	10,864

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding Bonds, 5.00%, 7/1/19	6,000	6,519

Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Radnor Towers Apartment Project, 0.90%, 4/1/18 (5)	4,750	4,745

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Tennessee – 1.1% – continued

Shelby County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 4/1/18	$10,000	$10,416

Tennessee State G.O. Unlimited Bonds, Series A, 4.00%, 8/1/17	3,000	3,033
5.00%, 8/1/18	2,325	2,453
		40,194

Texas – 7.5%

Carrollton G.O. Limited Refunding & Improvement Bonds, 4.00%, 8/15/17	1,000	1,012

Dallas Independent School District Variable Building Multi-Modal G.O. Unlimited Bonds, Series B-3 (PSF-Gtd.), 5.00%, 2/15/19 (5)	3,000	3,201

Georgetown Independent School District Variable G.O. Unlimited Refunding Bonds, 2.00%, 8/1/18 (5)	5,000	5,036

Grapevine-Colleyville Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 8/15/19	2,830	3,086

Harlandale Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 2.00%, 8/15/18 (5)	5,000	5,051

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Bonds, Memorial Hermann Hospital, 1.49%, 12/1/19 (5)	1,950	1,948

Houston Combined Utility System Revenue Refunding Bonds, Series C, First Lien, 5.00%, 11/15/18	1,000	1,064

Houston G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/19	9,000	9,652

Houston Independent School District House G.O. Limited Tax Bonds, Series B (PSF-Gtd.), 1.70%, 6/1/18 (5)	5,500	5,536

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Texas – 7.5% – continued

Houston Independent School District Variable G.O. Limited Tax Refunding Bonds (PSF-Gtd.), 1.70%, 6/1/18 (5)	$12,500	$12,576

Houston Public Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/19	2,835	3,040

Houston Utility System Revenue Refunding Bonds, Series B, First Lien, 5.00%, 11/15/18	1,000	1,064

Irving G.O. Limited Refunding & Improvement Bonds, 5.50%, 9/15/18	3,000	3,196

Judson Independent School District Building G.O. Unlimited Refunding Bonds (PSF-Gtd.), 4.00%, 2/1/19	1,980	2,084

Katy Independent School District Variable G.O. Unlimited Refunding Bonds, Series C (PSF-Gtd.), 1.16%, 8/15/19 (5)	7,550	7,540

Lewisville Refunding & Improvement G.O. Limited Bonds, 5.00%, 2/15/19	1,000	1,072

Lone Star College System G.O. Limited, Prerefunded, 5.00%, 8/15/18 (4)	10,000	10,548

Lower Colorado River Authority Revenue Refunding Bonds, Series D, 5.00%, 5/15/17	2,220	2,231

Midlothian Independent School District G.O. Unlimited Bonds, Series B (PSF-Gtd.), 2.50%, 8/1/18 (5)	4,500	4,568

Montgomery County G.O. Limited Refunding Tax Bonds, Series A, 5.00%, 3/1/19	3,000	3,224

North Texas Tollway Authority Revenue Refunding Bonds, Series A, 5.00%, 1/1/19	1,500	1,598

North Texas Tollway Authority Variable Revenue Refunding Bonds, Series A, First Tier, 1.71%, 1/1/19 (5)	7,250	7,245

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Texas – 7.5% – continued

Nuveen Quality Income Municipal Fund Tax-Exempt Preferreds (AMT), Important Shares Institutional Municipal Fund, 1.81%, 11/1/18 (1)(2)(6)	$18,000	$18,004

San Antonio Electric & Gas Revenue Refunding Bonds, 5.00%, 2/1/19	4,000	4,286

San Antonio Electric & Gas Variable Revenue Refunding Bonds, Series B, Junior Lien, 1.75%, 12/1/18 (5)	12,000	12,064

San Antonio G.O. Limited Bonds, Certificates of Obligation, 5.00%, 2/1/19	2,900	3,109

San Antonio G.O. Limited Refunding Bonds, 5.00%, 2/1/19	8,975	9,621

San Antonio G.O. Limited Tax Notes, 5.00%, 2/1/18	5,645	5,840
5.00%, 2/1/19	9,535	10,221

San Antonio Water System Variable Revenue Refunding Bonds, Series B, Junior Lien, 1.31%, 11/1/17 (5)	21,500	21,505

Texas State A&M University Financing System Revenue Bonds, Series A, 4.00%, 5/15/19	1,000	1,061

Texas State Transportation Commission Highway Improvement G.O. Unlimited Bonds, 5.00%, 4/1/18	10,000	10,409

Texas State Transportation Commission State Highway Fund Floating Revenue Bonds, Series B, First Tier, 1.26%, 4/1/32 (5)	43,000	42,999

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series A, 5.00%, 10/1/19	10,000	10,951

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, Series A, First Tier, 5.00%, 4/1/18	9,000	9,369

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

MUNICIPAL BONDS – 65.7% – continued

Texas – 7.5% – continued

Texas State University System Financing revenue Refunding Bonds, Series A, 5.00%, 3/15/18	$2,015	$2,093
5.00%, 3/15/19	3,400	3,654

University of North Texas Revenue Refunding Bonds, Series A, 5.00%, 4/15/19	1,000	1,077

University of Texas Permanent University Fund Revenue Refunding Bonds, Series A, 5.00%, 7/1/18	2,000	2,101

University of Texas Revenue Bonds, Series E, 5.00%, 8/15/19	2,000	2,182
		266,118

Utah – 0.1%

Utah State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/1/18	1,500	1,576

Utah State Housing Corp. MFH Revenue Notes, Boulder Pines Apartments Project, 1.20%, 4/1/18	2,000	2,000
		3,576

Virginia – 0.9%

Fairfax Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 4/1/19	2,500	2,696

Henrico County Public Improvement G.O. Unlimited Refunding Bonds, 5.00%, 7/15/19	3,000	3,266

Newport News G.O. Unlimited Refunding Bonds, 3.00%, 7/15/17	2,035	2,048
3.00%, 7/15/18	1,780	1,827

Virginia State Public School Authority School Technology & Security Notes Revenue Bonds, Series IV, 5.00%, 4/15/18	7,650	7,977
5.00%, 4/15/19	11,000	11,875

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 65.7% – continued

Virginia – 0.9% – continued

Virginia State Public School Authority Special Obligation Prince William County Revenue Refunding Bonds (State Aid Withholding), 5.00%, 8/1/18	$2,400	$2,529
		32,218

Washington – 1.9%

Central Puget Sound Regional Transportation Authority Sales & TRB, Series S-2A, Green Bonds, 1.61%, 11/1/18 (5)	25,000	25,017

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 7/1/18	6,855	7,202

Grant County Public Utility District No. 2 Variable Revenue Bonds, Series K, 1.23%, 12/1/17 (5)	10,000	9,981

King County G.O. Limited Refunding Bonds, Series E, 5.00%, 12/1/18	4,000	4,266

Washington State Housing Finance Commission Revenue Refunding Bonds, Series A, Trailside Village Apartments, 1.35%, 4/1/19	5,500	5,500

Washington State Refunding COPS, State & Local Agency Real & Person (State Intercept Program), 5.00%, 7/1/18	7,335	7,701

Washington State Various Purpose G.O. Unlimited Bonds, Series B, 5.00%, 2/1/20	7,625	8,424
		68,091
West Virginia – 0.1%

West Virginia State EDA Revenue BANS, Shepherd University Foundation, 1.20%, 2/1/18	5,535	5,535

Wisconsin – 0.6%

Wisconsin State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/18	4,000	4,178

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

MUNICIPAL BONDS – 65.7% – continued

Wisconsin – 0.6% – continued

Wisconsin State G.O. Unlimited Bonds, Series C, 5.00%, 5/1/18	$8,505	$8,883

Wisconsin State Petroleum Inspection Fee Revenue Bonds, Series 1, 4.00%, 7/1/19	7,000	7,450
		20,511
Total Municipal Bonds
(Cost $2,332,095)		2,329,926

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.4%

Northern Institutional Funds – U.S. Government Portfolio, 0.50% (9)(10)	13,466,336	$13,466
Total Investment Companies
(Cost $13,466)		13,466

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.5%

Alaska Housing Finance Corp. Variable Revenue Bonds, Series C, State Capital Projects, 0.90%, 4/12/17 (5)	$4,200	$4,200

Bexar County HFA Variable Revenue Refunding Bonds, Altamonte Apartments Project (Fannie Mae LOC), 0.95%, 4/12/17 (5)	3,500	3,500

Burke County Development Authority Pollution Control Variable Revenue Bonds, Georgia Power Co. Plant Vogtle Project, 1.75%, 6/1/17 (5)	1,040	1,041

Burlington Environmental Improvement Variable Revenue Refunding Bonds, Power & Light (Mizuho Bank Ltd. LOC), 0.89%, 4/12/17 (5)	4,550	4,550

Charles City & County EDA Solid Waste Disposal Variable Revenue Bonds (AMT), Variable Waste Management, 1.60%, 5/1/17 (5)	3,350	3,352

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.5% – continued

Cleveland Airport System Variable Revenue Bonds, Series D, (U.S. Bank N.A. LOC), 0.91%, 4/12/17 (5)	$4,770	$4,770

Cobb County Kennestone Hospital Authority Variable Revenue Bonds, Series A (Bank of America LOC), 0.94%, 4/12/17 (5)	30,000	30,000

Colorado State Education Loan Program TRANS, Series B, 3.00%, 6/29/17	6,600	6,634

Colorado State Health Facilities Authority Variable Revenue Bonds, Fraiser Meadows Community Project (JPMorgan Chase Bank N.A. LOC), 0.94%, 4/12/17 (5)	18,500	18,500

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series X-2, Yale University, 0.90%, 2/1/18	28,000	27,958

Corpus Christi Utility System Variable Revenue Bonds, Series B, Junior Lien, 2.00%, 7/15/17 (5)	17,400	17,411

District of Columbia University Variable Revenue Refunding Bonds, Series B-1, Georgetown University (Bank of America LOC), 0.92%, 4/12/17 (5)	6,000	6,000

Eaton Vance New York Municipal Income Trust Tax-Exempt Preferreds (AMT), 2.41%, 4/12/17 (2)(5)(6)	11,000	11,001

Escambia County Solid Waste Disposal Revenue Bonds, Gulf Power Co. Project, 1.40%, 12/1/17 (5)	8,000	8,010

Gilliam County Solid Waste Management Disposal Variable Revenue Bonds, Series A (AMT), 2.50%, 5/1/17 (5)	5,000	5,006

Halifax Hospital Medical Center Variable Revenue Refunding & Improvement Bonds (JPMorgan Chase Bank N.A. LOC), 0.95%, 4/12/17 (5)	10,000	10,000

Harris County Cultural Education Facilities Finance Corp. Variable Revenue Refunding Bonds, Memorial Hermann Hospital, 0.91%, 4/12/17 (5)	12,000	12,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.5% – continued

Houston Independent School District House G.O. Limited Tax Bonds, Series B (PSF-Gtd.), 0.95%, 6/1/17 (5)	$5,900	$5,900

Illinois State Finance Authority Variable Revenue Bonds, Series A-1, Northwestern Memorial Hospital, 0.95%, 4/12/17 (5)	10,700	10,700

Illinois State Finance Authority Variable Revenue Bonds, Subseries C-1, Advocate Health, 0.88%, 4/12/17 (5)	20,000	20,000

Illinois State Health Facilities Authority Variable Revenue Bonds, Evanston Hospital Corp., 0.95%, 4/12/17 (5)	10,000	10,000

Indiana Bond Bank Advance Funding Program Revenue Notes, Series A, 3.00%, 1/3/18	20,485	20,796

Indiana State Finance Authority Hospital Variable Revenue Bonds, Series B, Indiana University Health (BNY Mellon Trust LOC), 0.94%, 4/12/17 (5)	1,800	1,800

Indiana State Health Facility Financing Authority Revenue Bonds, Series A-3, Ascension Health Subordinate Credit Group, 4.00%, 8/1/17 (5)	4,630	4,676

JEA Electric System Variable Revenue Bonds, Series 3-C-1, 0.95%, 4/12/17 (5)	2,500	2,500

JEA Water & Sewer Variable Revenue Bond, Series A-2, 0.92%, 4/12/17 (5)	11,000	11,000

Kansas State Development Finance Authority MFH Variable Revenue Bonds, Series B (AMT), Boulevard Apartments (U.S. Bank N.A. LOC), 0.96%, 4/12/17 (5)	15,000	15,000

Lehigh County IDA Revenue Refunding Bonds, Series A, Ppl Electric Utilities Corp., 0.90%, 9/1/17 (5)	8,000	7,990

Los Angeles County G.O. Unlimited TRANS, 3.00%, 6/30/17	11,400	11,466

Massachusetts State G.O. Limited RANS, Series A, 2.00%, 4/24/17	36,000	36,029

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.5% – continued

Massachusetts State G.O. Limited RANS, Series B, 2.00%, 5/22/17	$11,000	$11,018

Massachusetts State G.O. Limited RANS, Series C, 2.00%, 6/26/17	18,000	18,050

Massachusetts State Housing Finance Agency Multifamily Conduit Variable Revenue Bonds, Wood Ridge, 1.05%, 6/1/17 (5)	3,200	3,200

Metropolitan Transportation Authority Revenue BANS, Series A-1A, 2.00%, 8/1/17	40,000	40,150

Miami-Dade County IDA Solid Waste Disposal Revenue Bonds (AMT), Waste Management, Inc. Project, 1.50%, 8/1/17 (5)	2,500	2,503

Michigan State Hospital Finance Authority Revenue Bonds, Ascension Health Credit Group, Unrefunded Balance, 0.95%, 2/1/18	5,805	5,796

Michigan State Strategic Fund Exempt Facilities Adjustable Revenue Bonds (AMT), Waste Management, Inc. Project, 1.50%, 8/1/17 (5)	2,500	2,502

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/17	13,070	13,255

Minnesota State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/17	3,000	3,042

Mississippi State Business Finance Corp. Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, 1.13%, 9/1/17 (5)	2,250	2,251

New York Adjustable G.O. Unlimited Bonds, Series A-5 (Sumitomo Bank Ltd. LOC), 0.93%, 4/12/17 (5)	8,000	8,000

New York City Health & Hospital Corp. Variable Revenue Bonds, Series E, Health System (JPMorgan Chase Bank N.A. LOC), 0.88%, 4/12/17 (5)	9,815	9,815

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.5% – continued

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Series AA-1, Second Generation, 0.82%, 4/5/17 (5)	$9,000	$9,000

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Series F-1, 0.82%, 4/5/17 (5)	9,000	9,000

New York City Municipal Water Finance Authority Water & Sewer System Variable Revenue Bonds, Subseries B-3, 0.79%, 4/5/17 (5)	11,000	11,000

New York State Housing Finance Agency Variable Revenue Bonds, Series, Series A-1, Clinton Park Phase II (Wells Fargo Bank LOC), 0.90%, 4/12/17 (5)	20,000	20,000

Norfolk EDA Hospital Facilities Variable Revenue Refunding Bonds, Series A, Sentara Healthcare, 0.89%, 4/12/17 (5)	10,900	10,900

Ohio State Higher Educational Facility Commission Revenue Bonds, Cleveland Clinic Health System, 0.83%, 4/5/17 (5)	4,000	4,000

Ohio State University Variable Revenue Bonds, 0.86%, 4/12/17 (5)	8,500	8,500

Ohio State Water Development Authority Solid Waste Revenue Refunding Bonds, Republic Services, Inc. Project, 1.05%, 6/1/17 (5)	5,000	5,000

Oregon State G.O. Limited TANS, Series A, 2.00%, 6/30/17	18,000	18,055

Reno Hospital Variable Revenue Refunding Bonds, Series A, Renown Regional Medical Center (Union Bank of California LOC), 0.92%, 4/12/17 (5)	30,000	30,000

Rutherford County Health and Educational Facilities Housing Board Multifamily Revenue Bonds, Collateral Imperial Gardens Project, 0.95%, 7/1/17 (5)	2,000	2,000

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 18.5% – continued

Saint Louis Park Variable Revenue Refunding Bonds, Westwind Apartments Project (Fannie Mae LOC), 0.99%, 4/12/17 (5)	$4,000	$4,000

Salem Hospital Facility Authority Variable Revenue Bonds, Series B, Salem Hospital Project (U.S. Bank N.A. LOC), 0.90%, 4/12/17 (5)	10,000	10,000

San Jose Multifamily Housing Revenue Bonds, Casa Del Pueblo Apartments, 0.95%, 6/1/17 (5)	7,000	7,000

Waco Educational Finance Corp. Variable Revenue Refunding Bonds, Series A, Baylor University (BNY Mellon Trust LOC), 0.88%, 4/12/17 (5)	25,500	25,500

West Virginia State Hospital Finance Authority Variable Revenue Refunding & Improvement Bonds, Series A, Cabell Hospital (Branch Banking Trust LOC), 0.96%, 4/12/17 (5)	25,000	25,000

Wisconsin State Health & Educational Facilities Authority Variable Revenue Bonds, Series B1, Aurora Health Care Services, 1.25%, 8/15/17 (5)	5,400	5,399
Total Short-Term Investments
(Cost $655,806)		655,726

Total Investments – 99.6%
(Cost $3,530,268)		3,530,746

Other Assets less Liabilities – 0.4%		13,790
NET ASSETS – 100.0%		$3,544,536

(1)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)	Maturity date represents the prerefunded date.
(5)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the puttable date.
(6)	Restricted security that has been deemed illiquid. At March 31, 2017, the value of these restricted illiquid securities amounted to approximately $82,732,000 or 2.3% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
BB&T Municipal Trust Certificates Revenue Bonds, Class C (Rabobank Nederland LOC), 1.61%, 11/15/17	11/19/14	$5,328
Eaton Vance Ohio Municipal Income Trust Tax-Exempt Preferreds (AMT), 2.41%, 9/1/19	2/24/16	11,400
Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 1.53%, 10/1/17	3/27/14	15,000
Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 1.38%, 7/1/18	12/17/14	7,000
Nuveen Enhanced Municipal Credit Opportunities Fund Tax-Exempt Preferreds (AMT), Important Shares Institutional Municipal Fund, 1.66%, 10/1/17	3/27/14	15,000
Nuveen Quality Income Municipal Fund Tax-Exempt Preferreds (AMT), Important Shares Institutional Municipal Fund, 1.81%, 11/1/18	4/7/15	18,000
Eaton Vance New York Municipal Income Trust Tax-Exempt Preferreds (AMT), 2.41%, 4/12/17	2/24/16	11,000

(7)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the prerefunded date.
(8)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(9)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(10)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	1.7%
U.S. Agency	0.7
AAA	14.1
AA	38.1
A	20.0
BBB	7.3
A1+ (Short Term)	3.9
A1 (Short Term)	11.5
Not Rated	2.3
Cash Equivalents	0.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–	$304,733	$–	$304,733
Foreign Issuer Bonds (1)	–	143,758	–	143,758
U.S. Government Agencies (1)	–	23,689	–	23,689
U.S. Government Obligations (1)	–	59,448	–	59,448
Municipal Bonds (1)	–	2,329,926	–	2,329,926
Investment Companies	13,466	–	–	13,466
Short-Term Investments	–	655,726	–	655,726
Total Investments	$13,466	$3,517,280	$–	$3,530,746

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM - Assured Guarantee Municipal Corporation

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax

BANS - Bond Anticipation Notes

COPS - Certificates of Participation

EDA - Economic Development Authority

FHLMC - Federal Home Loan Mortgage Corporation

FNMA -Federal National Mortgage Association

G.O. - General Obligation

GNMA - Government National Mortgage Association

Gtd. - Guaranteed

HFA - Housing Finance Authority

IDA - Industrial Development Authority

IDB - Industrial Development Board

LOC - Letter of Credit

MFH - Multi-Family Housing

MWRA - Massachusetts Water Resources Authority

NATL - National Public Finance Guarantee Corporation

PCR - Pollution Control Revenue

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

PSF - Permanent School Fund

Q-SBLF - Qualified School Bond Loan Fund

RANS - Revenue Anticipation Notes

SCSDE - South Carolina State Department of Education

SIFMA - Securities Industry and Financial Markets Association

SonyMA - State of New York Mortgage Agency

TANS - Tax Anticipation Notes

TRANS - Tax and Revenue Aticipation Notes

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.7%

Auto Floor Plan – 1.2%

Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1 1.55%, 7/15/21	$3,000	$2,981

Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A2 1.37%, 11/15/21 (1)	5,000	5,026

GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A1 1.96%, 5/17/21 (2)	2,500	2,504

GMF Floorplan Owner Revolving Trust, Series 2017-1, Class A2 1.48%, 1/18/22 (1)(2)	2,500	2,508

Wells Fargo Dealer Floorplan Master Note Trust, Series 2014-1, Class A 1.36%, 7/20/19 (1)	12,810	12,830
		25,849

Automobile – 5.1%

Ally Auto Receivables Trust, Series 2016-1, Class A2A 1.20%, 8/15/18	1,084	1,084

AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A2A 1.42%, 10/8/19	912	912

AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A2A 1.37%, 11/8/19	4,448	4,448

Americredit Automobile Receivables Trust, Series 2016-4, Class A2A 1.34%, 4/8/20	2,500	2,498

AmeriCredit Automobile Receivables, Series 2016-1, Class A2B 1.60%, 6/10/19 (1)	2,304	2,307

ARI Fleet Lease Trust, Series 2014-A, Class A2 0.81%, 11/15/22 (2)	61	60

ARI Fleet Lease Trust, Series 2015-A, Class A2 1.11%, 11/15/18 (2)	694	693

BMW Vehicle Lease Trust, Series 2015-2, Class A2A 1.07%, 1/22/18	800	800

California Republic Auto Receivables Trust, Series 2016-1, Class A2 1.50%, 12/17/18	1,186	1,186

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.7% – continued

Automobile – 5.1% – continued

CarMax Auto Owner Trust, Series 2016-2, Class A2A 1.24%, 6/17/19	$1,357	$1,357

CarMax Auto Owner Trust, Series 2016-4, Class A2 1.21%, 11/15/19	8,250	8,235

CarMax Auto Owner Trust, Series 2017-1, Class A2 1.54%, 2/18/20	7,900	7,901

Chesapeake Funding II LLC, Series 2016-2A, Class A1 1.88%, 6/15/28 (2)	7,000	6,980

Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A2 1.36%, 1/15/20 (2)	3,000	2,997

Enterprise Fleet Financing LLC, Series 2015-1, Class A2 1.30%, 9/20/20 (2)	978	977

Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.83%, 9/20/21 (2)	4,185	4,184

Enterprise Fleet Financing LLC, Series 2016-2, Class A2 1.74%, 2/22/22 (2)	4,000	3,991

Enterprise Fleet Financing LLC, Series 2017-1, Class A1 1.05%, 2/20/18 (2)	6,295	6,297

Ford Credit Auto Owner Trust, Series 2017-A, Class A1 0.84%, 2/15/18	18,280	18,271

GM Financial Automobile Leasing Trust, Series 2015-2, Class A2B 1.40%, 4/20/18 (1)	857	857

GM Financial Automobile Leasing Trust, Series 2016-1, Class A2A 1.30%, 7/20/18	1,329	1,329

GM Financial Automobile Leasing Trust, Series 2017-1, Class A2A 1.67%, 9/20/19	2,500	2,501

Huntington Auto Trust, Series 2016-1, Class A2 1.29%, 5/15/19	5,000	4,997

Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A2B 1.21%, 7/15/19 (1)(2)	4,500	4,505

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.7% – continued

Automobile – 5.1% – continued

Mercedes-Benz Auto Lease Trust, Series 2016-B, Class A2 1.15%, 1/15/19	$1,500	$1,498

Nissan Auto Lease Trust, Series 2016-A, Class A2A 1.22%, 8/15/18	2,388	2,386

Nissan Auto Lease Trust, Series 2016-B, Class A2A 1.26%, 12/17/18	2,940	2,936

Santander Drive Auto Receivables Trust, Series 2016-3, Class A2 1.34%, 11/15/19	4,000	3,996

Securitized Term Auto Receivables Trust, Series 2016-1A, Class A2A 1.28%, 11/26/18 (2)(3)	2,000	1,998

Securitized Term Auto Receivables Trust, Series 2017-1A, Class A2A 1.51%, 4/25/19 (2)(2)(3)	2,500	2,497

SMART ABS Trust, Series 2016-2US, Class A1 0.77%, 10/16/17	716	716

World Omni Automobile Lease Securitization Trust, Series 2016-A, Class A2A 1.20%, 2/15/19	3,974	3,966

World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A2 1.68%, 12/16/19	2,500	2,502
		111,862

Credit Card – 6.9%

American Express Credit Account Master Trust, Series 2017-2, Class A 1.36%, 9/16/24 (1)	6,000	6,038

BA Credit Card Trust, Series 2017-A1, Class A1 1.95%, 8/15/22	7,000	7,009

Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A5 1.48%, 7/15/20	5,500	5,505

Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5 1.60%, 5/17/21	3,500	3,503

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.7% – continued

Credit Card – 6.9% – continued

Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7 1.42%, 9/16/24 (1)	$3,250	$3,276

Capital One Multi-Asset Execution Trust, Series 2017-A2, Class A2 1.39%, 1/15/25 (1)	5,000	5,009

CARDS II Trust, Series 2015-2A, Class A 1.43%, 7/15/20 (1)	2,500	2,502

Chase Issuance Trust, Series 2016-A6, Class A6 1.10%, 1/15/20	5,000	4,989

Chase Issuance Trust, Series 2017-A1, Class A 1.21%, 1/18/22 (1)	5,500	5,514

Chase Issuance Trust, Series 2017-A2, Class A 1.29%, 3/15/24 (1)	2,000	2,005

Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4 1.23%, 4/24/19	5,000	5,000

Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1 1.75%, 11/19/21	3,250	3,245

Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3 1.32%, 12/7/23 (1)	15,000	15,106

Citibank Credit Card Issuance Trust, Series 2017-A1, Class A1 1.19%, 1/19/21 (1)	15,000	15,019

Discover Card Execution Note Trust, Series 2014-A3, Class A3 1.22%, 10/15/19	3,000	3,000

Discover Card Execution Note Trust, Series 2015-A3, Class A 1.45%, 3/15/21	8,000	7,990

Discover Card Execution Note Trust, Series 2016-A1, Class A1 1.64%, 7/15/21	10,000	9,998

Discover Card Execution Note Trust, Series 2016-A4, Class A4 1.39%, 3/15/22	4,000	3,964

Discover Card Execution Note Trust, Series 2017-A1, Class A1 1.40%, 7/15/24 (1)	9,950	10,014

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.7% – continued

Credit Card – 6.9% – continued

Evergreen Credit Card Trust, Series 2016-1, Class A 1.63%, 4/15/20 (1)(2)(3)	$4,000	$4,018

Evergreen Credit Card Trust, Series 2016-3, Class A 1.41%, 11/16/20 (1)(2)(3)	4,000	4,016

First National Master Note Trust, Series 2015-1, Class A 1.68%, 9/15/20 (1)	2,000	2,004

Golden Credit Card Trust, Series 2016-1A, Class A 1.51%, 1/15/20 (1)(2)	4,250	4,259

Golden Credit Card Trust, Series 2016-5A, Class A 1.60%, 9/15/21 (2)	4,000	3,969

Master Credit Card Trust II, Series 2017-1A, Class A 2.26%, 7/21/21 (2)(2)(3)	3,600	3,621

Synchrony Credit Card Master Note Trust, Series 2015-2, Class A 1.60%, 4/15/21	2,000	2,001

World Financial Network Credit Card Master Trust, Series 2015-A, Class A 1.39%, 2/15/22 (1)	2,500	2,507

World Financial Network Credit Card Master Trust, Series 2016-C, Class A 1.72%, 8/15/23	8,000	7,955
		153,036

Other – 1.1%

CNH Equipment Trust, Series 2016-B, Class A2A 1.31%, 10/15/19	723	723

CNH Equipment Trust, Series 2017-A, Class A1 1.00%, 4/13/18	3,400	3,400

GreatAmerica Leasing Receivables Funding LLC, Series 2017-1, Class A1 1.00%, 2/20/18 (2)(2)(3)	3,532	3,532

John Deere Owner Trust, Series 2015-B, Class A2 0.98%, 6/15/18	673	673

Verizon Owner Trust, Series 2016-1A, Class A 1.42%, 1/20/21 (2)	2,500	2,485

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 14.7% – continued

Other – 1.1% – continued

Verizon Owner Trust, Series 2016-2A, Class A 1.68%, 5/20/21 (2)	$4,500	$4,485

Verizon Owner Trust, Series 2017-1A, Class A 2.06%, 9/20/21 (2)	9,000	9,029

Volvo Financial Equipment LLC, Series 2017-1A, Class A2 1.55%, 10/15/19 (2)	1,000	999
		25,326

Whole Loan – 0.4%

Permanent Master Issuer PLC, Series 2015-1A, Class A1 1.52%, 7/15/42 (1)(2)(3)	4,000	4,002

Silverstone Master Issuer PLC, Series 2016-1A, Class 1A1 1.79%, 1/21/70 (1)(2)(3)	5,000	5,028
		9,030
Total Asset-Backed Securities
(Cost $324,861)		325,103

CORPORATE BONDS – 43.5%

Aerospace & Defense – 0.6%

United Technologies Corp., 1.50%, 11/1/19	12,510	12,424

Automobiles Manufacturing – 6.7%

American Honda Finance Corp., 1.50%, 9/11/17 (2)	700	700
1.70%, 2/22/19	4,000	3,996
1.88%, 2/22/19 (1)	4,650	4,712
1.20%, 7/12/19	3,300	3,256

Daimler Finance North America LLC, 1.48%, 3/2/18 (1)(2)	3,600	3,606
1.65%, 3/2/18 (2)	6,000	5,996
1.89%, 8/1/18 (1)(2)	5,000	5,035
1.78%, 1/6/20 (1)(2)	7,000	7,033

Ford Motor Credit Co. LLC, 1.68%, 9/8/17	2,000	1,999
2.55%, 10/5/18	1,500	1,512
1.95%, 3/12/19 (1)	15,000	15,063
2.15%, 1/9/20 (1)	2,000	2,021
2.42%, 3/28/22 (1)	3,192	3,229

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.5% – continued

Automobiles Manufacturing – 6.7% – continued

General Motors Financial Co., Inc., 3.08%, 1/15/19 (1)	$10,000	$10,254
2.57%, 1/14/22 (1)	10,000	10,256

Harley-Davidson Financial Services, Inc., 2.25%, 1/15/19 (2)	4,000	4,021

Nissan Motor Acceptance Corp., 1.95%, 4/6/18 (1)(2)	5,000	5,027
1.60%, 1/13/20 (1)(2)	3,000	3,007
1.91%, 1/13/22 (1)(2)	10,000	10,055

Toyota Motor Credit Corp., 1.25%, 10/5/17	1,000	1,000
1.55%, 10/18/19	9,000	8,927
1.49%, 3/12/20 (1)	13,000	13,032
1.70%, 1/11/22 (1)	20,000	20,252

Volkswagen Group of America Finance LLC, 1.42%, 5/23/17 (1)(2)	4,000	4,001
1.52%, 5/22/18 (1)(2)	1,000	1,000
		148,990

Banks – 2.8%

Capital One N.A., 1.50%, 9/5/17	4,100	4,098
1.65%, 2/5/18	3,000	3,000
1.88%, 9/13/19 (1)	11,135	11,207
2.35%, 1/31/20	5,000	5,001

HSBC USA, Inc., 2.04%, 9/24/18 (1)	5,000	5,029
1.64%, 11/13/19 (1)	10,000	10,037

MUFG Americas Holdings Corp., 1.63%, 2/9/18	2,000	2,000

PNC Bank N.A., 1.85%, 7/20/18	5,000	5,011
2.20%, 1/28/19	3,500	3,524

Wells Fargo Bank N.A., 1.65%, 1/22/18	2,000	1,999
1.75%, 5/24/19	6,200	6,180
1.75%, 12/6/19 (1)	5,000	5,037
		62,123

Biotechnology – 2.4%

Amgen, Inc., 2.13%, 5/15/17	3,000	3,004
1.25%, 5/22/17	2,384	2,384

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.5% – continued

Biotechnology – 2.4% – continued

1.65%, 5/22/19 (1)	$11,965	$12,060

Celgene Corp., 2.13%, 8/15/18	2,500	2,510

Gilead Sciences, Inc., 1.85%, 9/4/18	2,300	2,307

Roche Holdings, Inc., 1.49%, 9/30/19 (1)(2)	30,610	30,745
		53,010

Communications Equipment – 2.0%

Apple, Inc., 1.28%, 5/3/18 (1)	3,778	3,790
1.87%, 2/22/19 (1)	16,860	17,116
1.24%, 2/7/20 (1)	1,500	1,503

Cisco Systems, Inc., 1.60%, 2/28/19	4,500	4,506
1.55%, 3/1/19 (1)	17,500	17,633
		44,548

Consumer Finance – 0.9%

American Express Credit Corp., 1.61%, 10/30/19 (1)	3,150	3,157
1.70%, 10/30/19	4,000	3,976
1.78%, 5/26/20 (1)	12,500	12,609
		19,742

Diversified Banks – 3.2%

Bank of America Corp., 2.06%, 1/15/19 (1)	3,000	3,036
2.02%, 4/1/19 (1)	5,000	5,044
2.44%, 4/19/21 (1)	7,000	7,211

Citigroup, Inc., 1.92%, 4/8/19 (1)	5,000	5,025
1.94%, 1/10/20 (1)	10,000	10,033
2.18%, 12/8/21 (1)	5,000	5,045

JPMorgan Chase & Co., 1.56%, 3/1/18 (1)	4,200	4,213
1.67%, 1/28/19 (1)	4,000	4,025
2.00%, 1/23/20 (1)	7,000	7,106

Wells Fargo & Co., 1.50%, 1/16/18	2,000	1,996
1.67%, 4/23/18 (1)	1,215	1,221
1.50%, 4/22/19 (1)	6,983	7,006
1.96%, 2/11/22 (1)	10,000	10,058
		71,019

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.5% – continued

Electrical Equipment Manufacturing – 1.5%

Amphenol Corp., 2.20%, 4/1/20	$3,960	$3,957

General Electric Co., 1.86%, 4/2/18 (1)	3,991	4,014
1.53%, 1/14/19 (1)	3,100	3,119
1.77%, 1/9/20 (1)	10,000	10,117

Honeywell International, Inc., 1.40%, 10/30/19	11,000	10,917
		32,124

Entertainment Content – 1.0%

Walt Disney (The) Co., 1.10%, 12/1/17	5,189	5,182
1.65%, 1/8/19	2,345	2,349
1.36%, 5/30/19 (1)	11,000	11,054
1.95%, 3/4/20	3,000	3,007
		21,592

Financial Services – 2.1%

Bank of New York Mellon (The) Corp., 1.91%, 8/17/20 (1)	2,000	2,036

General Electric Co./LJ VP Holdings LLC, 3.80%, 6/18/19 (2)	2,475	2,576

Goldman Sachs Group (The), Inc., 1.92%, 12/13/19 (1)	10,000	10,072
2.33%, 9/15/20 (1)	7,000	7,101

Morgan Stanley, 2.45%, 2/1/19	5,000	5,045
2.44%, 4/21/21 (1)	4,000	4,103
2.21%, 1/20/22 (1)	10,000	10,098

State Street Corp., 1.95%, 8/18/20 (1)	5,000	5,095
		46,126

Food & Beverage – 2.1%

Anheuser-Busch InBev Finance, Inc., 1.43%, 2/1/19 (1)	24,945	25,030

Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17	6,093	6,087
1.72%, 8/1/18 (1)	8,625	8,682

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.5% – continued

Food & Beverage – 2.1% – continued

Molson Coors Brewing Co., 1.90%, 3/15/19 (2)	$5,000	$4,997

PepsiCo, Inc., 1.42%, 10/4/19 (1)	2,000	2,005
		46,801

Health Care Facilities & Services – 0.2%

Express Scripts Holding Co., 1.25%, 6/2/17	5,250	5,248

Home Improvement – 0.1%

Stanley Black & Decker, Inc., 1.62%, 11/17/18	3,000	2,989

Homebuilders – 0.7%

D.R. Horton, Inc., 3.75%, 3/1/19	9,755	9,997
4.00%, 2/15/20	4,319	4,494
		14,491

Integrated Oils – 2.0%

Chevron Corp., 1.37%, 3/2/18	12,695	12,687
1.56%, 5/16/19	7,000	6,977
1.45%, 11/15/19 (1)	8,500	8,550
1.99%, 5/16/21 (1)	4,500	4,613

Exxon Mobil Corp., 1.44%, 3/1/18	1,000	1,001
1.71%, 3/1/19	7,500	7,513
1.83%, 3/1/19 (1)	1,770	1,795
		43,136

Machinery Manufacturing – 2.6%

Caterpillar Financial Services Corp., 1.28%, 6/9/17 (1)	1,880	1,880
1.25%, 8/18/17	4,300	4,301
1.70%, 6/16/18	4,600	4,602
1.80%, 11/13/18	5,750	5,756
1.35%, 5/18/19	9,876	9,757
1.66%, 1/10/20 (1)	10,000	10,033

John Deere Capital Corp., 1.20%, 10/10/17	7,000	6,995
1.35%, 1/16/18	1,500	1,501
1.30%, 3/12/18	535	534
1.60%, 7/13/18	1,000	1,001

See Notes to the Financial Statements.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.5% – continued

Machinery Manufacturing – 2.6% – continued

1.28%, 10/15/18 (1)	$7,150	$7,168
1.72%, 1/8/19 (1)	1,055	1,062
1.95%, 1/8/19	3,000	3,016
		57,606

Managed Care – 0.5%

UnitedHealth Group, Inc., 1.90%, 7/16/18	12,000	12,052

Mass Merchants – 0.1%

Wal-Mart Stores, Inc., 1.13%, 4/11/18	3,250	3,244

Medical Equipment & Devices Manufacturing – 0.6%

Becton Dickinson and Co., 1.80%, 12/15/17	2,319	2,321

Medtronic, Inc., 1.50%, 3/15/18	1,835	1,835
1.93%, 3/15/20 (1)	2,355	2,397

Zimmer Biomet Holdings, Inc., 1.45%, 4/1/17	6,250	6,250
		12,803

Oil & Gas Services & Equipment – 0.2%

Cameron International Corp., 1.40%, 6/15/17	3,300	3,302

Pharmaceuticals – 1.9%

AbbVie, Inc., 1.80%, 5/14/18	4,000	4,004

Eli Lilly & Co., 1.25%, 3/1/18	3,705	3,701
1.95%, 3/15/19	1,225	1,233

Merck & Co., Inc., 1.41%, 2/10/20 (1)	18,714	18,879

Novartis Capital Corp., 1.80%, 2/14/20	4,125	4,129

Pfizer, Inc., 1.10%, 5/15/17	5,000	4,999
1.50%, 6/15/18	4,000	4,008
		40,953

Pipeline – 0.1%

Enterprise Products Operating LLC, 1.65%, 5/7/18	3,000	2,997

Property & Casualty Insurance – 1.1%

Berkshire Hathaway Finance Corp., 1.60%, 5/15/17	1,005	1,005

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.5% – continued

Property & Casualty Insurance – 1.1% – continued

1.30%, 8/15/19	$3,000	$2,971
1.30%, 8/15/19 (1)	8,350	8,368
1.47%, 1/10/20 (1)	10,050	10,113

Berkshire Hathaway, Inc., 1.18%, 8/6/18 (1)	1,554	1,556
		24,013

Publishing & Broadcasting – 0.4%

NBCUniversal Enterprise, Inc., 1.71%, 4/15/18 (1)(2)	9,137	9,193

Real Estate – 0.7%

Simon Property Group L.P., 1.50%, 2/1/18 (2)	5,950	5,945

Ventas Realty L.P., 1.25%, 4/17/17	4,000	4,000

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (2)	5,000	5,001
		14,946

Retail – Consumer Discretionary – 1.3%

Amazon.com, Inc., 1.20%, 11/29/17	3,975	3,974

Home Depot (The), Inc., 2.00%, 6/15/19	6,611	6,662

Lowe’s Cos.,Inc., 1.63%, 4/15/17	2,500	2,500
1.72%, 9/14/18 (1)	4,550	4,586
1.15%, 4/15/19	1,000	989
1.53%, 9/10/19 (1)	11,005	11,077
		29,788

Retail – Consumer Staples – 0.1%

Sysco Corp., 1.90%, 4/1/19	1,350	1,352

Semiconductors – 0.4%

Intel Corp., 1.35%, 12/15/17	6,880	6,885

KLA-Tencor Corp., 2.38%, 11/1/17	1,000	1,002
		7,887

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.5% – continued

Software & Services – 0.5%

International Business Machines Corp., 1.40%, 2/12/19 (1)	$2,500	$2,513

Oracle Corp., 1.60%, 1/15/19 (1)	7,990	8,059
		10,572

Supermarkets & Pharmacies – 0.5%

CVS Health Corp., 1.90%, 7/20/18	4,000	4,008

Kroger (The) Co., 2.00%, 1/15/19	3,500	3,507

Walgreens Boots Alliance, Inc., 1.75%, 5/30/18	4,500	4,505
		12,020

Transportation & Logistics – 1.2%

PACCAR Financial Corp., 1.10%, 6/6/17	3,000	2,999
1.40%, 11/17/17	3,000	3,000
1.45%, 3/9/18	1,000	1,001
1.40%, 5/18/18	12,345	12,336
1.75%, 8/14/18	2,000	2,005
1.30%, 5/10/19	4,000	3,966
1.20%, 8/12/19	1,500	1,479
		26,786

Utilities – 2.2%

Dominion Resources, Inc., 1.88%, 1/15/19	9,200	9,190

Exelon Corp., 1.55%, 6/9/17	4,000	4,000

Public Service Enterprise Group, Inc., 1.60%, 11/15/19	10,000	9,894

Sempra Energy, 1.63%, 10/7/19	5,000	4,950

Southern (The) Co., 1.30%, 8/15/17	9,500	9,487

WEC Energy Group, Inc., 1.65%, 6/15/18	7,500	7,497

Xcel Energy, Inc., 1.20%, 6/1/17	3,000	2,998
		48,016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 43.5% – continued

Wireless Telecommunications Services – 0.8%

Verizon Communications, Inc., 2.87%, 9/14/18 (1)	$14,345	$14,649
1.92%, 6/17/19 (1)	4,000	4,028
		18,677
Total Corporate Bonds
(Cost $957,854)		960,570

FOREIGN ISSUER BONDS – 27.9%

Automobiles Manufacturing – 0.2%

Hyundai Capital Services, Inc., 1.63%, 8/30/19 (2)	5,000	4,907

Banks – 10.7%

ABN AMRO Bank N.V., 1.66%, 1/18/19 (1)(2)	1,000	1,003

Australia & New Zealand Banking Group Ltd., 1.50%, 1/16/18	4,000	3,995
1.60%, 5/15/18 (1)	3,500	3,516

BNZ International Funding Ltd., 1.90%, 2/26/18 (2)	3,500	3,504

Commonwealth Bank of Australia, 1.67%, 11/7/19 (1)(2)	14,900	14,996
1.93%, 9/6/21 (1)(2)	5,604	5,647
1.81%, 3/10/22 (1)(2)	7,145	7,145

Cooperatieve Rabobank U.A., 1.38%, 8/9/19	10,000	9,862
1.98%, 1/10/22 (1)	21,400	21,553

DNB Bank ASA, 2.13%, 6/2/21 (1)(2)	10,000	10,080

HSBC Bank PLC, 1.68%, 5/15/18 (1)(2)	3,000	3,009

ING Bank N.V., 1.69%, 3/16/18 (1)(2)	4,500	4,511
2.05%, 8/17/18 (2)	5,000	5,007
1.65%, 8/15/19 (2)	3,000	2,963

ING Groep N.V., 2.30%, 3/29/22 (1)	5,010	5,017

Lloyds Bank PLC, 1.66%, 3/16/18 (1)	7,300	7,319
1.59%, 5/14/18 (1)	3,950	3,962
2.05%, 1/22/19	4,900	4,906

Mizuho Bank Ltd., 1.80%, 3/26/18 (2)	3,000	3,000

See Notes to the Financial Statements.

FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 27.9% – continued

Banks – 10.7% – continued

National Australia Bank Ltd., 1.68%, 7/23/18 (1)(2)	$1,400	$1,406
1.38%, 7/12/19	1,000	986
2.04%, 1/10/22 (1)(2)	10,000	10,067

Shinhan Bank, 1.66%, 4/8/17 (1)(2)	3,000	3,000

Skandinaviska Enskilda Banken AB, 1.50%, 9/13/19	6,620	6,519
2.30%, 3/11/20	12,500	12,532

Sumitomo Mitsui Banking Corp., 1.95%, 7/23/18	5,000	5,009

Svenska Handelsbanken, 1.66%, 1/11/19 (1)	6,100	6,098

Svenska Handelsbanken AB, 1.64%, 6/17/19 (1)	2,500	2,506
1.59%, 9/6/19 (1)	8,136	8,156

Toronto-Dominion Bank (The), 1.63%, 3/13/18	3,737	3,742
1.40%, 4/30/18	3,000	2,996
1.46%, 1/18/19 (1)	10,000	10,019

Westpac Banking Corp., 1.78%, 7/30/18 (1)	5,000	5,035
1.65%, 5/13/19	5,282	5,240
1.60%, 8/19/19	7,000	6,925
1.90%, 8/19/21 (1)	10,000	10,073
1.86%, 1/11/22 (1)	14,000	14,095
		235,399

Diversified Banks – 4.1%

Bank of Montreal, 1.35%, 8/28/18	1,000	995
1.50%, 7/18/19	4,450	4,404
1.84%, 8/27/21 (1)	9,581	9,669

Bank of Nova Scotia (The), 1.72%, 12/5/19 (1)	10,000	10,011

BNP Paribas S.A., 2.40%, 12/12/18	5,550	5,583
2.45%, 3/17/19	3,500	3,525

Credit Agricole S.A., 1.82%, 4/15/19 (1)(2)	10,000	10,065
2.08%, 6/10/20 (1)(2)	4,000	4,019

HSBC Holdings PLC, 2.71%, 5/25/21 (1)	10,000	10,318

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 27.9% – continued

Diversified Banks – 4.1% – continued

Mizuho Financial Group, Inc., 2.50%, 4/12/21 (1)(2)	$2,700	$2,762
2.26%, 9/13/21 (1)	5,000	5,047

Nordea Bank AB, 1.63%, 5/15/18 (2)	2,100	2,099
1.63%, 9/30/19 (2)	9,000	8,903

Societe Generale S.A., 2.23%, 10/1/18 (1)	3,000	3,024

Sumitomo Mitsui Financial Group, Inc., 2.79%, 3/9/21 (1)	10,000	10,322
		90,746

Electrical Equipment Manufacturing – 1.9%

Siemens Financieringsmaatschappij N.V., 1.33%, 5/25/18 (1)(2)	2,550	2,557
1.45%, 5/25/18 (2)	7,000	6,993
1.30%, 9/13/19 (2)	11,815	11,619
1.44%, 9/13/19 (1)(2)	5,025	5,039
2.20%, 3/16/20 (2)	15,000	15,055
		41,263

Exploration & Production – 1.0%

CNPC General Capital Ltd., 1.94%, 5/14/17 (1)(2)	2,500	2,501

Sinopec Group Overseas Development 2014 Ltd., 2.07%, 4/10/19 (1)(2)	20,000	20,068
		22,569

Financial Services – 0.9%

UBS A.G., 1.68%, 8/14/19 (1)	8,500	8,526

UBS Group Funding Jersey Ltd., 2.60%, 9/24/20 (1)(2)	10,000	10,194
		18,720

Food & Beverage – 1.1%

Mondelez International Holdings Netherlands B.V., 1.63%, 10/28/19 (2)	10,000	9,849

Suntory Holdings Ltd., 1.65%, 9/29/17 (2)	15,000	15,003
		24,852

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 27.9% – continued

Government Agencies – 0.7%

Kommunalbanken A.S., 1.24%, 9/8/21 (1)(2)	$10,000	$9,995

Korea Expressway Corp., 1.63%, 4/28/17 (2)	5,000	5,000
		14,995

Government Development Banks – 0.8%

Bank Nederlandse Gemeenten N.V., 1.50%, 2/15/19 (2)	3,000	2,992

Export-Import Bank of Korea, 1.50%, 10/21/19	3,000	2,957
1.91%, 1/25/22 (1)	10,000	10,049

Svensk Exportkredit AB, 1.35%, 1/14/19 (1)	1,500	1,508
		17,506

Government Regional – 0.5%

Municipality Finance PLC, 1.28%, 2/7/20 (1)(2)	6,400	6,412

Province of Ontario Canada, 1.63%, 1/18/19	4,000	3,999
		10,411

Integrated Oils – 3.7%

BP Capital Markets PLC, 1.67%, 2/13/18	3,000	3,002
1.38%, 5/10/18	4,000	3,989
1.78%, 9/26/18 (1)	5,000	5,032
1.68%, 5/3/19	1,000	995
2.01%, 9/16/21 (1)	8,433	8,568

CNOOC Nexen Finance 2014 ULC, 1.63%, 4/30/17	1,000	1,000

Shell International Finance B.V., 1.61%, 11/10/18 (1)	4,000	4,028
1.63%, 11/10/18	7,000	6,992
1.38%, 5/10/19	5,000	4,956
1.38%, 9/12/19	13,426	13,265
1.47%, 9/12/19 (1)	1,545	1,551
1.48%, 5/11/20 (1)	5,035	5,067

Statoil ASA, 1.15%, 5/15/18	3,750	3,732
1.50%, 11/8/18 (1)	8,730	8,779

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 27.9% – continued

Integrated Oils – 3.7% – continued

Total Capital International S.A., 1.60%, 8/10/18 (1)	$3,969	$3,988
2.13%, 1/10/19	7,000	7,043
		81,987

Pharmaceuticals – 1.0%

Actavis Funding SCS, 1.30%, 6/15/17	9,000	8,999
2.35%, 3/12/18	5,000	5,022

AstraZeneca PLC, 1.57%, 11/16/18 (1)	3,000	3,018

Mylan N.V., 2.50%, 6/7/19	2,000	2,009

Sanofi, 1.25%, 4/10/18	3,277	3,273
		22,321

Pipeline – 0.1%

TransCanada PipeLines Ltd., 1.88%, 1/12/18	2,000	2,002

Software & Services – 0.1%

Tencent Holdings Ltd., 2.00%, 5/2/17 (2)	3,000	3,000

Supermarkets & Pharmacies – 0.2%

Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (2)	4,000	3,996

Supranationals – 0.1%

Corp. Andina de Fomento, 1.50%, 8/8/17	3,000	3,001

Wireless Telecommunications Services – 0.1%

KT Corp., 1.75%, 4/22/17 (2)	3,000	3,000

Wireline Telecommunications Services – 0.7%

Deutsche Telekom International Finance B.V., 1.50%, 9/19/19 (2)	5,000	4,919
1.60%, 1/17/20 (1)(2)	10,750	10,750
		15,669
Total Foreign Issuer Bonds
(Cost $615,045)		616,344

See Notes to the Financial Statements.

FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 0.3% (4)

Fannie Mae – 0.2%

2.50%, 9/28/17	$4,400	$4,436

Federal Home Loan Bank – 0.1%

0.88%, 6/29/18	1,000	996
Total U.S. Government Agencies
(Cost $5,434)		5,432

U.S. GOVERNMENT OBLIGATIONS – 11.3%

U.S. Treasury Notes – 11.3%

0.63%, 6/30/18	23,000	22,856
0.75%, 7/31/18	5,000	4,974
0.75%, 8/31/18	10,000	9,943
1.00%, 9/15/18	20,000	19,949
0.75%, 9/30/18	15,000	14,905
1.25%, 12/15/18	29,000	29,016
0.75%, 2/15/19	5,000	4,955
0.88%, 4/15/19	41,000	40,667
0.88%, 5/15/19	7,000	6,938
0.88%, 6/15/19	40,000	39,612
0.75%, 7/15/19	7,000	6,908
0.88%, 9/15/19	10,000	9,878
1.00%, 10/15/19	25,000	24,750
1.38%, 2/15/20	15,000	14,953
		250,304
Total U.S. Government Obligations
(Cost $251,991)		250,304

MUNICIPAL BONDS – 0.1%

Texas – 0.1%

Harris County-Houston Sports Authority Taxable Revenue Refunding Bonds, Series B, 1.89%, 11/15/17	1,915	1,922
Total Municipal Bonds
(Cost $1,915)		1,922

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.1%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (5)(6)	24,524,247	$24,524
Total Investment Companies
(Cost $24,524)		24,524

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.7%

U.S. Treasury Bill, 0.76%, 6/29/17 (7)	$15,000	$14,973
Total Short-Term Investments
(Cost $14,972)		14,973

Total Investments – 99.6%
(Cost $2,196,596)		2,199,172

Other Assets less Liabilities – 0.4%		8,568
NET ASSETS – 100.0%		$2,207,740

(1)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Restricted security that has been deemed illiquid. At March 31, 2017, the value of these restricted illiquid securities amounted to approximately $28,712,000 or 1.3% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Evergreen Credit Card Trust, Series 2016-1, Class A, 1.63%, 4/15/20	5/13/16	$4,000
Evergreen Credit Card Trust, Series 2016-3, Class A, 1.41%, 11/16/20	11/17/16	4,000
GreatAmerica Leasing Receivables Funding LLC, Series 2017-1, Class A1, 1.00%, 2/20/18	2/7/17	3,532
Master Credit Card Trust II, Series 2017-1A, Class A, 2.26%, 7/21/21	1/25/17	3,599
Permanent Master Issuer PLC, Series 2015-1A, Class A1, 1.52%, 7/15/42	10/14/15	4,000
Securitized Term Auto Receivables Trust, Series 2016-1A, Class A2A, 1.28%, 11/26/18	10/14/16	2,000
Securitized Term Auto Receivables Trust, Series 2017-1A, Class A2A, 1.51%, 4/25/19	2/8/17	2,500
Silverstone Master Issuer PLC, Series 2016-1A, Class 1A1, 1.79%, 1/21/70	2/18/16	5,000

(4)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day yield as of March 31, 2017 is disclosed.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2017

(7)	Discount rate at the time of purchase.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	12.1%
U.S. Agency	0.3
AAA	13.9
AA	23.4
A	32.9
BBB	14.8
Cash Equivalents	1.1
Not Rated	1.5

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$325,103	$–	$325,103
Corporate Bonds (1)	–	960,570	–	960,570
Foreign Issuer Bonds (1)	–	616,344	–	616,344
U.S. Government Agencies (1)	–	5,432	–	5,432
U.S. Government Obligations (1)	–	250,304	–	250,304
Municipal Bonds (1)	–	1,922	–	1,922
Investment Companies	24,524	–	–	24,524
Short-Term Investments	–	14,973	–	14,973
Total Investments	$24,524	$2,174,648	$–	$2,199,172

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

See Notes to the Financial Statements.

FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 24.8% (1)

Fannie Mae – 7.6%

0.00%, 10/9/19 (2)	$150	$143

1.50%, 2/28/20	500	499

Pool #555649 7.50%, 10/1/32	49	54

Pool #893082 3.16%, 9/1/36 (3)	137	145

Pool #AB6782, 2.50%, 11/1/27	163	165

Pool #AO7970, 2.50%, 6/1/27	118	120

Pool #AS7568 4.50%, 7/1/46	655	704
		1,830

Federal Home Loan Bank – 2.0%

1.38%, 3/18/19	475	475

Freddie Mac – 7.4%

1.80%, 1/27/20	1,000	1,000

Pool #1J0365 3.05%, 4/1/37 (3)	278	296

Pool #1J2840 3.15%, 9/1/37 (3)	435	465

Pool #410092, 2.66%, 11/1/24 (3)	19	19
		1,780

Freddie Mac Gold – 2.5%

Pool #G08617, 4.50%, 11/1/44	160	171

Pool #V60613, 2.50%, 9/1/29	420	421
		592

Government National Mortgage Association – 3.2%

Series 2012-123, Class A 1.04%, 7/16/46	369	346

Series 2013-12, Class KA 1.50%, 12/16/43	69	69

Series 2013-17, Class AF 1.21%, 11/16/43	376	365
		780

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 24.8% (1) – continued

Government National Mortgage Association I – 0.0%

Pool #268360, 10.00%, 4/15/19	$2	$1

Pool #270288, 10.00%, 6/15/19	5	6
		7

Iraq Government AID Bond – 2.1%

2.15%, 1/18/22	500	498
Total U.S. Government Agencies
(Cost $5,983)		5,962

U.S. GOVERNMENT OBLIGATIONS – 67.2%

U.S. Treasury Inflation Indexed Notes – 5.8%

0.13%, 4/15/21	1,350	1,397

U.S. Treasury Notes – 61.4%

1.13%, 2/28/19	3,865	3,856

1.63%, 4/30/19	415	418

1.63%, 3/15/20	2,445	2,454

1.38%, 4/30/20	120	119

2.00%, 2/28/21	1,555	1,569

1.88%, 2/28/22	960	958

1.75%, 3/31/22	400	396

1.88%, 3/31/22	500	499

2.25%, 12/31/23	3,480	3,493

2.13%, 3/31/24	300	298

2.00%, 11/15/26	700	676
		14,736
Total U.S. Government Obligations
(Cost $16,112)		16,133

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 9.1%

Northern Institutional Funds – U.S. Government Portfolio, 0.50% (4)(5)	2,176,376	$2,176
Total Investment Companies
(Cost $2,176)		2,176

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND continued	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.1%

U.S. Treasury Bill, 0.50%, 5/18/17 (6)(7)	$500	$499
Total Short-Term Investments
(Cost $500)		499

Total Investments – 103.2%
(Cost $24,771)		24,770

Liabilities less Other Assets – (3.2%)		(757)
NET ASSETS – 100.0%		$24,013

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Zero coupon bond.
(3)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(5)	7-day yield as of March 31, 2017 is disclosed.
(6)	Discount rate at the time of purchase.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
5-Year U.S. Treasury Note	16	$1,884	Long	6/17	$(1)

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	72.3%
U.S. Agency	18.9
Cash Equivalents	8.8

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$–		$5,962	$–	$5,962
U.S. Government Obligations (1)	–		16,133	–	16,133
Investment Companies	2,176		–	–	2,176
Short-Term Investments	–		499	–	499
Total Investments	$2,176		$22,594	$–	$24,770

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts		$(1)	$–	$–		$(1)

(1)	Classifications as defined in the Schedule of Investments

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

See Notes to the Financial Statements.

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2017

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2017, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract positions and investment strategies utilized during the fiscal year ended March 31, 2017, were as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY

Core Bond	Short	Hedging/Liquidity

Fixed Income	Short	Hedging/Liquidity

Short Bond	Short	Hedging/Liquidity

Short-Intermediate U.S. Government	Long/Short	Hedging/Liquidity

U.S. Government	Long	Hedging/Liquidity

At March 31, 2017, the aggregate market value of assets pledged to cover margin requirements for open positions for the Core Bond, Fixed Income, Short Bond, Short-Intermediate U.S. Government and U.S. Government Funds was approximately $749, $3,996, $999, $1,149 and $499, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts or forward currency exchange contracts for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date as a hedge against either specific transactions or portfolio positions, or may also be authorized to enter into such transactions as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts

FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2017

are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2017.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2017, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On January 6, 2014, certain Funds entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of the its obligations to the other party under the MSFTA. No collateral has been pledged to or received by the Funds as of March 31, 2017.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectuses.

Redemption fees for the fiscal years ended March 31, 2017 and 2016, were approximately $72,000 and $173,000, respectively, for the High Yield Fixed Income Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 - Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share for both fiscal years.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME FUNDS

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Core Bond	Daily	Monthly

Fixed Income	Daily	Monthly

High Yield Fixed Income	Daily	Monthly

Short Bond	Daily	Monthly

Short-Intermediate U.S. Government	Daily	Monthly

Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly

Ultra-Short Fixed Income	Daily	Monthly

U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, and paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2017, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

Core Bond	$604	$(604)	$–

Fixed Income	2,880	(2,880)	–

Short Bond	220	(91)	(129)

Short-Intermediate U.S. Government	237	(237)	–

U.S. Government	40	(40)	–

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2016 through the fiscal year ended March 31, 2017, the following Fund incurred net capital losses and/or late year ordinary losses which the Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Core Bond	$4,128

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012 and for the Core Bond Fund and the Short Bond Fund, the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Post-enactment losses

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

Fixed Income	$9,313	$7,606

High Yield Fixed Income	130,578	286,219

Short Bond	703	7,403

Short-Intermediate U.S. Government	2,671	379

Tax-Advantaged Ultra-Short Fixed Income	–	3

U.S. Government	902	49

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FIXED INCOME FUNDS

MARCH 31, 2017

At March 31, 2017, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Core Bond	$–	$31	$–	$(1,132)

Fixed Income	–	122	–	2,741

High Yield Fixed Income	–	5,503	–	67,120

Short Bond	–	–	–	140

Short-Intermediate U.S. Government	–	48	–	(170)

Tax-Advantaged Ultra-Short Fixed Income	304	173	–	474

Ultra-Short Fixed Income	–	626	–	2,576

U.S. Government	–	101	–	(5)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Core Bond	$–	$7,344	$–	$–

Fixed Income	–	34,879	–	–

High Yield Fixed Income	–	289,418	–	–

Short Bond	–	7,237	–	130

Short-Intermediate U.S. Government	–	1,312	–	–

Tax-Advantaged Ultra-Short Fixed Income	16,361	11,319	–	–

Ultra-Short Fixed Income	–	20,306	–	–

U.S. Government	–	274	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Core Bond	$–	$7,236	$57	$–

Fixed Income	–	48,963	5,581	–

High Yield Fixed Income	–	298,703	–	–

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Short Bond	$–	$8,013	$–	$223

Short-Intermediate U.S. Government	–	984	–	–

Tax-Advantaged Ultra- Short Fixed Income	10,342	11,346	1,156	–

Ultra-Short Fixed Income	–	15,641	712	–

U.S. Government	–	230	–	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2017, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. Effective April 1, 2017, the Service Plan was amended to permit an annual rate up to 0.15 percent of the average daily net assets of the Funds. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2017.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2017.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds entered into a $250,000,000 senior unsecured revolving credit facility on November 23, 2015, which expired on November 21, 2016 and was administered by Citibank, N.A., for liquidity and other purposes (the “Prior Credit Facility”). The interest rate charged under the Prior Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such

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NOTES TO THE FINANCIAL STATEMENTS continued

Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Prior Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Prior Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Prior Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

During the fiscal year ended March 31, 2017, the following Fund had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Tax-Advantaged Ultra-Short Fixed Income	$7,500	1.54%

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2017.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2017, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS

Core Bond	0.38%	0.369%	0.358%	0.40%

Fixed Income	0.43%	0.417%	0.404%	0.45%

High Yield Fixed Income	0.79%	0.766%	0.743%	0.80%

Short Bond	0.38%	0.369%	0.358%	0.40%

Short-Intermediate U.S. Government	0.38%	0.369%	0.358%	0.40%

Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

U.S. Government	0.38%	0.369%	0.358%	0.40%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2017. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

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FIXED INCOME FUNDS

MARCH 31, 2017

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2017, the uninvested cash of the Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund and Ultra-Short Fixed Income Fund is invested in the Northern Institutional Funds Government Assets Portfolio (formerly known as the Diversified Assets Portfolio), and the uninvested cash of the Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and U.S. Government Fund is invested in the Northern Institutional Funds U.S. Government Portfolio (together with the Northern Institutional Funds Government Assets Portfolio, the “Portfolios”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of each Portfolio’s prospectus) on any assets invested in the Portfolios is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2017, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES*

Tax-Advantaged Ultra-Short Fixed Income	$ 335,295	$ (230,820)

*	During the fiscal year ended March 31, 2017, the realized gain (loss) associated with these transactions was zero.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Core Bond	$ 1,136,898	$ 127,664	$ 1,163,381	$ 106,893

Fixed Income	5,171,599	597,606	5,294,082	687,610

High Yield Fixed Income	–	5,428,644	–	6,364,473

Short Bond	848,211	301,332	898,808	319,239

Short-Intermediate U.S. Government	1,326,222	6,998	1,352,056	3,999

Tax-Advantaged Ultra-Short Fixed Income	108,825	1,247,483	44,034	1,500,952

Ultra-Short Fixed Income	330,621	1,259,148	211,809	704,755

U.S. Government	160,377	500	162,004	500

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2017, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES

Core Bond	$1,708	$(2,839)	$(1,131)	$253,523

Fixed Income	16,262	(13,521)	2,741	1,180,162

High Yield Fixed Income	108,689	(41,571)	67,118	4,335,243

Short Bond	1,521	(1,381)	140	491,677

Short-Intermediate U.S. Government	324	(493)	(169)	134,384

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES

Tax-Advantaged Ultra-Short Fixed Income	$5,308	$(4,834)	$474	$3,530,272

Ultra-Short Fixed Income	6,903	(4,327)	2,576	2,196,596

U.S. Government	108	(113)	(5)	24,775

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Core Bond	9,608	$99,636	208	$2,105	(7,929)	$(81,277)	1,887	$20,464

Fixed Income	29,673	304,802	659	6,757	(45,897)	(467,956)	(15,565)	(156,397)

High Yield Fixed Income	138,140	918,468	4,947	33,189	(293,636)	(1,955,205)	(150,549)	(1,003,548)

Short Bond	9,808	185,142	72	1,356	(13,365)	(252,765)	(3,485)	(66,267)

Short-Intermediate U.S. Government	1,993	19,793	62	618	(5,212)	(51,565)	(3,157)	(31,154)

Tax-Advantaged Ultra-Short Fixed Income	279,950	2,835,839	619	6,271	(263,663)	(2,670,145)	16,906	171,965

Ultra-Short Fixed Income	178,115	1,816,683	801	8,164	(114,211)	(1,164,978)	64,705	659,869

U.S. Government	535	5,231	12	126	(675)	(6,558)	(128)	(1,201)

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Core Bond	5,799	$60,266	246	$2,519	(3,378)	$(34,957)	2,667	$27,828

Fixed Income	29,990	306,724	1,488	15,093	(82,441)	(843,025)	(50,963)	(521,208)

High Yield Fixed Income	451,464	3,008,919	5,702	38,437	(409,916)	(2,731,730)	47,250	315,626

Short Bond	7,990	150,998	123	2,323	(15,020)	(283,664)	(6,907)	(130,343)

Short-Intermediate U.S. Government	4,067	40,262	43	422	(5,837)	(57,726)	(1,727)	(17,042)

Tax-Advantaged Ultra-Short Fixed Income	230,210	2,331,679	567	5,746	(211,421)	(2,141,328)	19,356	196,097

Ultra-Short Fixed Income	103,218	1,051,337	732	7,449	(110,149)	(1,120,783)	(6,199)	(61,997)

U.S. Government	415	4,051	10	97	(782)	(7,629)	(357)	(3,481)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	AFFILIATE		VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR

Core Bond	Northern Institutional Funds - Government Assets Portfolio	*	$37,330	$569,935	$586,271	$–	$–	$100	$20,994

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FIXED INCOME FUNDS

MARCH 31, 2017

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR

Fixed Income	Northern Institutional Funds - Government Assets Portfolio*	$153,501	$2,372,542	$2,414,710	$–	$–	$335	$111,333

High Yield Fixed Income	Northern Institutional Funds - Government Assets Portfolio*	265,422	3,145,274	3,218,539	–	–	453	192,157

Short Bond	Northern Institutional Funds - Government Assets Portfolio*	22,235	858,899	876,318	–	–	53	4,816

Short-Intermediate U.S. Government	Northern Institutional Funds - U.S. Government Portfolio	15,306	1,149,179	1,158,921	–	–	50	5,564

Tax-Advantaged Ultra Short Fixed Income	Northern Institutional Funds - Tax-Exempt Portfolio	6,297	980,221	986,518	–	–	22	–

	Northern Institutional Funds - U.S. Government Portfolio	–	974,216	960,750	–	–	74	13,466

	Total	6,297	1,954,437	1,947,268	–	–	96	13,466

Ultra-Short Fixed Income	Northern Institutional Funds - Government Assets Portfolio*	53,916	1,520,566	1,549,958	–	–	152	24,524

U.S. Government	Northern Institutional Funds - U.S. Government Portfolio	2,000	126,687	126,511	–	–	6	2,176

*	Prior to October 1, 2016, the Government Assets Portfolio was named the Diversified Assets Portfolio.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2017:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE

Core Bond	Interest rate contracts	Net Assets - Net unrealized appreciation	$–		Net Assets - Net unrealized depreciation	$(17	)*
Fixed Income	Interest rate contracts	Net Assets - Net unrealized appreciation	59	*	Net Assets - Net unrealized depreciation	–
Short Bond	Interest rate contracts	Net Assets - Net unrealized appreciation	10	*	Net Assets - Net unrealized depreciation	–
Short-Intermediate U.S. Government	Interest rate contracts	Net Assets - Net unrealized appreciation	1	*	Net Assets - Net unrealized depreciation	(6	)*

U.S. Government	Interest rate contracts	Net Assets - Net unrealized appreciation	–		Net Assets - Net unrealized depreciation	(1	)*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2017:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$(125)

Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	(1,117)

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Short Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$(5)

Short-Intermediate U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	(22)

U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	(38)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Core Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(17)

Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	59

Short Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	10

Short-Intermediate U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(20)

U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(3)

Volume of derivative activity for the fiscal year ended March 31, 2017*:

	INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Core Bond	3	$10,144

Fixed Income	7	29,579

Short Bond	3	16,118

Short-Intermediate U.S. Government	10	7,365

U.S. Government	4	2,090

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X is August 1, 2017 while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

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MARCH 31, 2017

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2017

FIXED INCOME FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2017 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS — During the fiscal year ended March 31, 2017 the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Tax-Advantaged Ultra-Short Fixed Income - 59.11%.

NORTHERN FUNDS ANNUAL REPORT	113	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/16 - 3/31/17” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 103), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 107), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CORE BOND

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.40%	$1,000.00	$976.80	$1.97
Hypothetical**	0.40%	$1,000.00	$1,022.94	$2.02

FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.45%	$1,000.00	$982.20	$2.22
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.80%	$1,000.00	$1,047.30	$4.08
Hypothetical**	0.80%	$1,000.00	$1,020.94	$4.03

SHORT BOND

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.40%	$1,000.00	$1,002.30	$2.00
Hypothetical**	0.40%	$1,000.00	$1,022.94	$2.02

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

FIXED INCOME FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2017 (UNAUDITED)

SHORT-INTERMEDIATE U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.41%	$1,000.00	$987.10	$2.03
Hypothetical**	0.41%	$1,000.00	$1,022.89	$2.07

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.25%	$1,000.00	$1,004.20	$1.25
Hypothetical**	0.25%	$1,000.00	$1,023.68	$1.26

ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.25%	$1,000.00	$1,004.90	$1.25
Hypothetical**	0.25%	$1,000.00	$1,023.68	$1.26

U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.45%	$1,000.00	$978.80	$2.22
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	115	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 67 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 60 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 60 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

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FIXED INCOME FUNDS

MARCH 31, 2017 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 60 Trustee since 2008

•   President, Northern Trust Asset Management since 2008;

•   Chairman and President of Northern Trust Investments, Inc. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•   Trustee of Rush University Medical Center since November 2009;

•   Director, Miami Corporation since November 2015.

• None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 1998

•   Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•   Director, Pathways Awareness Foundation since 2000;

•   Harvard Advanced Leadership Fellow since 2016;

•   Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•   Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2016

•   Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•   Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2017 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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INVESTMENT CONSIDERATIONS

FIXED INCOME FUNDS

CORE BOND FUND1,2,5,6

FIXED INCOME FUND1,2,3,5,6

HIGH YIELD FIXED INCOME FUND1,2,3,6

SHORT BOND FUND1,2,3,5,6

SHORT-INTERMEDIATE U.S.

    GOVERNMENT FUND1,5,6

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND1,2,4,5,6

ULTRA-SHORT FIXED INCOME FUND1,2,5,6

U.S. GOVERNMENT FUND1,5,6

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

4 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

6 Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

NORTHERN FUNDS ANNUAL REPORT	123	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

4	STATEMENTS OF ASSETS AND LIABILITIES

5	STATEMENTS OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	FINANCIAL HIGHLIGHTS

9	SCHEDULES OF INVESTMENTS

9	BOND INDEX FUND
Ticker Symbol: NOBOX

80	U.S. TREASURY INDEX FUND
Ticker Symbol: BTIAX

84	NOTES TO THE FINANCIAL STATEMENTS

90	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

91	TAX INFORMATION

92	FUND EXPENSES

93	TRUSTEES AND OFFICERS

99	INVESTMENT CONSIDERATIONS

100	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about the Northern Funds’ investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2017, financial markets were heavily influenced by political events ranging from the United Kingdom vote to leave the European Union (“Brexit”) to the U.S. presidential election. While the initial reaction to the June 23, 2016 Brexit was a sell-off in risk markets, sentiment rebounded by the end of June 2016. Equity markets continued to rally in the summer, and hit highs in August 2016. Markets then traded off until the November U.S. presidential election, when the surprise result caused a rally in risk assets as investors anticipated that business-friendly policies would lead to stronger economic growth. The stock market continued to rally, and corporate credit spreads tightened into March of 2017. However, the failure of the Republicans to agree on a health care bill raised broader concerns that U.S. President Trump’s economic agenda could be more difficult to implement than previously believed, leading risk markets to soften as March 2017 progressed. The U.S. Federal Reserve raised its benchmark overnight lending rate in December of 2016 and March of 2017, and signaled the likelihood of two more increases by the end of calendar year 2017.

For the 12-month reporting period, yields rose along the U.S. Treasury curve, and the curve steepened between two and 10 years while flattening between 10 and 30 years. The yield on the two-year Treasury rose from 0.73% to 1.27%, while the 10-year yield rose from 1.21% to 1.93%, and the 30-year rose from 1.78% to 2.40%. On a duration-adjusted basis, the Bloomberg Barclays U.S. Aggregate Bond Index return of 0.44% for the 12-month reporting period outperformed U.S. Treasury securities, with credit providing the strongest performance within the Index, followed by commercial mortgage-backed securities.

For the 12-month period ended March 31, 2017, the Fund returned 0.14% versus the 0.44% return of the Fund’s benchmark Bloomberg Barclays U.S. Aggregate Bond Index, with the difference in returns driven largely by the deduction of fees and transaction costs. We will continue to invest in a sample of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

PORTFOLIO MANAGERS

LOUIS D’ARIENZO With Northern Trust since 2003
BRANDON P. FERGUSON With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 02/27/07
BOND INDEX FUND	0.14%	2.17%	4.05%	4.00%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	0.44	2.34	4.27	4.22

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 99.

FIXED INCOME INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

U.S. TREASURY INDEX FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2017, the Federal Reserve raised the range of its target federal funds rate by 25 basis points when it met in December 2016, and again in March 2017. The Federal Open Market Committee (“FOMC”) also signaled its intention to begin curtailing its holdings of U.S. mortgage-backed securities and U.S. Treasuries in the second half of calendar year 2017. The FOMC’s median projected federal funds rate for the end of 2017 rose to 1.375%, indicating a total of three rate hikes during 2017. Its projection is for 2.125% at the end of 2018, reflecting its expectations for three more rate hikes next year. U.S. nonfarm payrolls surged to start 2017, averaging 185,000 jobs per month in the first quarter of 2017, up from 163,000 jobs per month in the fourth quarter of 2016. Unemployment fell to 4.5% to end the first quarter of 2017. Fourth-quarter gross domestic product slowed to 2.0% from the third quarter’s robust 3.5%, mimicking the trend of the last two quarters of 2015. United Kingdom voters elected to invoke Article 50 of the European Union (“EU”) treaty, effectively removing the country from the European Union and sending pound sterling tumbling against major currencies. The Bank of Japan sought to target yield levels in its Yield Curve Control objective, while the European Central Bank kept rates in negative territory but declined to extend its asset purchase program.

The U.S. Treasury yield curve steepened during the 12-month period ended March 31, 2017, as the yield of the benchmark two-year Treasury rose 54 basis points, from 0.72% to 1.26%, while 10-year yields rose 61 basis points, from 1.77% to 2.38%. Yields of five-year Treasuries rose 71 basis points, from 1.21% to 1.92%, and 30-year yields rose 40 basis points, from 2.61% to 3.01%.

The Bloomberg Barclays U.S. Treasury Index returned -1.44% during the 12-month period ended March 31, 2017. As designed, the Fund performed in line with the Index, with a return of -1.63%.

PORTFOLIO MANAGERS

MICHAEL R. CHICO With Northern Trust since 2005
BRANDON P. FERGUSON With Northern Trust since 2007

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 01/11/93
U.S. TREASURY INDEX FUND	–1.63%	1.42%	3.73%	5.05%
BLOOMBERG BARCLAYS U.S. TREASURY INDEX	–1.44	1.61	3.89	5.24

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

*	The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 99.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2017

Amounts in thousands, except per share data	BOND INDEX FUND	U.S. TREASURY INDEX FUND
ASSETS:
Investments, at value	$2,457,487	$107,779
Investments in affiliates, at value	62,917	805
Interest income receivable	14,582	479
Dividend income receivable	23	–
Receivable for securities sold	24,923	2,114
Receivable for fund shares sold	961	134
Receivable from investment adviser	13	4
Prepaid and other assets	2	1
Total Assets	2,560,908	111,316
LIABILITIES:
Payable for securities purchased	3,483	2,647
Payable for when-issued securities	55,349	–
Payable for fund shares redeemed	3,821	–
Distributions payable to shareholders	1,471	39
Payable to affiliates:
Management fees	63	3
Custody fees	8	3
Shareholder servicing fees	37	–
Transfer agent fees	7	–
Trustee fees	9	4
Accrued other liabilities	42	21
Total Liabilities	64,290	2,717
Net Assets	$2,496,618	$108,599
ANALYSIS OF NET ASSETS:
Capital stock	$2,477,179	$109,590
Accumulated undistributed net investment loss	(68)	(5)
Accumulated undistributed net realized loss	(4,867)	(431)
Net unrealized appreciation (depreciation)	24,374	(555)
Net Assets	$2,496,618	$108,599
Shares Outstanding ($.0001 par value, unlimited authorization)	238,358	5,087
Net Asset Value, Redemption and Offering Price Per Share	$10.47	$21.35
Investments, at cost	$2,433,113	$108,334
Investments in affiliates, at cost	62,917	805

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2017

Amounts in thousands	BOND INDEX FUND	U.S. TREASURY INDEX FUND
INVESTMENT INCOME:
Interest income	$68,631	$2,030
Dividend income from investments in affiliates	197	2
Total Investment Income	68,828	2,032
EXPENSES:
Management fees	3,572	156
Custody fees	307	26
Transfer agent fees	412	18
Blue sky fees	40	21
Printing fees	39	15
Audit fees	31	19
Legal fees	39	24
Shareholder servicing fees	190	–
Trustee fees	31	10
Other	37	13
Total Expenses	4,698	302
Less expenses reimbursed by investment adviser	(537)	(109)
Net Expenses	4,161	193
Net Investment Income	64,667	1,839
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	2,716	(21)
Net change in unrealized appreciation (depreciation) on:
Investments	(68,979)	(3,896)
Net Losses	(66,263)	(3,917)
Net Decrease in Net Assets Resulting from Operations	$(1,596)	$(2,078)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	BOND INDEX FUND		U.S. TREASURY INDEX FUND
Amounts in thousands	2017	2016	2017	2016
OPERATIONS:
Net investment income	$64,667	$63,653	$1,839	$1,465
Net realized gains (losses)	2,716	9,513	(21)	645
Net change in unrealized appreciation (depreciation)	(68,979)	(24,780)	(3,896)	493
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,596)	48,386	(2,078)	2,603
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(58,214)	(72,988)	(10,540)	32,038
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(58,214)	(72,988)	(10,540)	32,038
DISTRIBUTIONS PAID:
From net investment income	(70,351)	(68,203)	(1,839)	(1,467)
From net realized gains	(3,236)	(5,855)	(460)	(912)
Total Distributions Paid	(73,587)	(74,058)	(2,299)	(2,379)
Total Increase (Decrease) in Net Assets	(133,397)	(98,660)	(14,917)	32,262
NET ASSETS:
Beginning of year	2,630,015	2,728,675	123,516	91,254
End of year	$2,496,618	$2,630,015	$108,599	$123,516
Accumulated Undistributed Net Investment Loss	$(68)	$(64)	$(5)	$(5)

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

BOND INDEX FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.74	$10.84	$10.54	$10.87	$10.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.25	0.27	0.25	0.27
Net realized and unrealized gains (losses)	(0.24)	(0.06)	0.32	(0.29)	0.12
Total from Investment Operations	0.01	0.19	0.59	(0.04)	0.39
LESS DISTRIBUTIONS PAID:
From net investment income	(0.27)	(0.27)	(0.28)	(0.28)	(0.29)
From net realized gains	(0.01)	(0.02)	(0.01)	(0.01)	(0.09)
Total Distributions Paid	(0.28)	(0.29)	(0.29)	(0.29)	(0.38)
Net Asset Value, End of Year	$10.47	$10.74	$10.84	$10.54	$10.87
Total Return(1)	0.14%	1.90%	5.64%	(0.31)%	3.62%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,496,618	$2,630,015	$2,728,675	$2,248,542	$2,636,178
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.15%	0.14%
Expenses, before reimbursements and credits	0.17%	0.17%	0.23%	0.44%	0.44%
Net investment income, net of reimbursements and credits(2)	2.35%	2.40%	2.44%	2.43%	2.45%
Net investment income, before reimbursements and credits	2.33%	2.38%	2.36%	2.14%	2.15%
Portfolio Turnover Rate	65.28%	88.99%	81.30%	88.79%	100.20%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $126,000, $87,000, $26,000, $101,000 and $296,000, which represent less than 0.01, less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. TREASURY INDEX FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MAR 31, 2017		FISCAL YEAR ENDED MAR 31, 2016		FISCAL YEAR ENDED MAR 31, 2015	FISCAL YEAR ENDED MAR 31, 2014		FOUR MONTHS ENDED MAR 31, 2013		FISCAL YEAR ENDED NOV 30, 2012
Net Asset Value, Beginning of Period	$22.13		$22.17		$21.43	$22.25		$23.29		$23.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.34		0.32		0.29	0.26		0.09		0.33
Net realized and unrealized gains (losses)	(0.70)		0.16		0.81	(0.59)		(0.24)		0.39
Total from Investment Operations	(0.36)		0.48		1.10	(0.33)		(0.15)		0.72
LESS DISTRIBUTIONS PAID:
From net investment income	(0.34)		(0.32)		(0.29)	(0.26)		(0.09)		(0.34)
From net realized gains	(0.08)		(0.20)		(0.07)	(0.23)		(0.80)		(0.47)
Total Distributions Paid	(0.42)		(0.52)		(0.36)	(0.49)		(0.89)		(0.81)
Net Asset Value, End of Period	$21.35		$22.13		$22.17	$21.43		$22.25		$23.29
Total Return(1)	(1.63)%		2.25%		5.20%	(1.44)%		(0.70)%		3.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$108,599		$123,516		$91,254	$114,262		$132,160		$139,579
Ratio to average net assets of:(2)
Expenses, net of reimbursements and credits	0.16	%(3)	0.16	%(3)	0.16%	0.15	%(3)	0.15	%(3)	0.26	%(3)
Expenses, before reimbursements and credits	0.25%		0.26%		0.40%	0.68%		0.68%		0.52%
Net investment income, net of reimbursements and credits	1.53	%(3)	1.47	%(3)	1.34%	1.20	%(3)	1.20	%(3)	1.43	%(3)
Net investment income, before reimbursements and credits	1.44%		1.37%		1.10%	0.67%		0.67%		1.17%
Portfolio Turnover Rate	38.93%		68.57%		50.58%	69.65%		21.88%		74.49%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, less than $1,000, less than $1,000, $1,000 and $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2016, 2014, four months ended March 31, 2013 and fiscal year ended November 30, 2012, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND INDEX FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6%

Automobile – 0.2%

AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C 2.58%, 9/8/20	$100	$101

AmeriCredit Automobile Receivables Trust, Series 2014-3, Class D 3.13%, 10/8/20	50	51

Americredit Automobile Receivables Trust, Series 2014-4, Class D 3.07%, 11/9/20	100	101

AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C 2.40%, 1/8/21	100	101

Americredit Automobile Receivables Trust, Series 2016-4, Class A3 1.53%, 7/8/21	50	50

Americredit Automobile Receivables Trust, Series 2016-4, Class B 1.83%, 12/8/21	50	50

Americredit Automobile Receivables Trust, Series 2016-4, Class C 2.41%, 7/8/22	50	50

Americredit Automobile Receivables Trust, Series 2016-4, Class D 2.74%, 12/8/22	60	60

BMW Vehicle Owner Trust, Series 2016-A, Class A3 1.16%, 11/25/20	250	248

CarMax Auto Owner Trust, Series 2016-2, Class A3 1.52%, 2/16/21	100	100

CarMax Auto Owner Trust, Series 2016-3, Class A3 1.39%, 5/17/21	100	99

CarMax Auto Owner Trust, Series 2016-4, Class A3 1.40%, 8/15/21	100	99

Ford Credit Auto Owner Trust, Series 2016-B, Class A3 1.33%, 10/15/20	150	149

Ford Credit Auto Owner Trust, Series 2016-B, Class A4 1.52%, 8/15/21	100	99

Ford Credit Auto Owner Trust, Series 2016-B, Class B 1.85%, 9/15/21	50	50

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Automobile – 0.2% – continued

Ford Credit Auto Owner Trust, Series 2016-C, Class A3 1.22%, 3/15/21	$100	$99

Ford Credit Auto Owner Trust, Series 2017-A, Class A3 1.67%, 6/15/21	100	100

Ford Credit Auto Owner Trust, Series 2017-A, Class B 2.24%, 6/15/22	100	100

Honda Auto Receivables Owner Trust, Series 2015-4, Class A3 1.23%, 9/23/19	200	199

Honda Auto Receivables Owner Trust, Series 2016-2, Class A3 1.39%, 4/15/20	100	100

Honda Auto Receivables Owner Trust, Series 2016-2, Class A4 1.62%, 8/15/22	150	149

Honda Auto Receivables Owner Trust, Series 2016-3, Class A3 1.16%, 5/18/20	100	99

Huntington Auto Trust, Series 2016-1, Class A3 1.59%, 11/16/20	100	100

Hyundai Auto Receivables Trust, Series 2016-A, Class A3 1.56%, 9/15/20	330	330

Hyundai Auto Receivables Trust, Series 2016-A, Class A4 1.73%, 5/16/22	250	249

Nissan Auto Lease Trust, Series 2016-B, Class A3 1.50%, 7/15/19	150	150

Nissan Auto Receivables Owner Trust, Series 2014-B, Class A4 1.66%, 3/15/21	200	200

Nissan Auto Receivables Owner Trust, Series 2016-B, Class A4 1.54%, 10/17/22	150	148

Santander Drive Auto Receivables Trust, Series 2014-2, Class D 2.76%, 2/18/20	75	76

Santander Drive Auto Receivables Trust, Series 2014-3, Class D 2.65%, 8/17/20	50	50

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Automobile – 0.2% – continued

Santander Drive Auto Receivables Trust, Series 2014-4, Class D 3.10%, 11/16/20	$50	$51

Santander Drive Auto Receivables Trust, Series 2015-4, Class C 2.97%, 3/15/21	100	101

Santander Drive Auto Receivables Trust, Series 2016-3, Class B 1.89%, 6/15/21	100	100

Santander Drive Auto Receivables Trust, Series 2016-3, Class C 2.46%, 3/15/22	100	100

Santander Drive Auto Receivables Trust, Series 2016-3, Class D 2.80%, 8/15/22	100	99

Toyota Auto Receivables Owner Trust, Series 2016-A, Class A3 1.25%, 3/16/20	250	249

Toyota Auto Receivables Owner Trust, Series 2016-A, Class A4 1.47%, 9/15/21	150	149

Toyota Auto Receivables Owner Trust, Series 2016-D, Class A3 1.23%, 10/15/20	100	99

World Omni Auto Receivables Trust, Series 2015-B, Class A3 1.49%, 12/15/20	253	253

World Omni Auto Receivables Trust, Series 2016-A, Class A4 1.95%, 5/16/22	250	249
		5,007

Commercial Mortgage-Backed Securities – 1.1%

Banc of America Commercial Mortgage Trust, Series 2016-UB10, Class A4 3.17%, 7/15/49	300	298

CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3 3.87%, 1/10/48	300	312

CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4 3.28%, 5/10/58	250	249

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A4 3.02%, 9/10/45	400	408

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4 4.37%, 9/10/46 (1)	$350	$379

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class AS 4.65%, 9/10/46 (1)	100	108

Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4 3.64%, 10/10/47	100	103

Citigroup Commercial Mortgage Trust, Series 2015-GC27,Class A5 3.14%, 2/10/48	200	199

Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5 3.72%, 9/15/48	200	207

Citigroup Commercial Mortgage Trust, Series 2016-C1, Class A4 3.21%, 5/10/49	250	249

Citigroup Commercial Mortgage Trust, Series 2016-C3,Class A4 3.15%, 11/15/49	150	148

Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5 3.62%, 2/10/49	300	308

Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4 3.31%, 4/10/49	250	250

Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4 3.33%, 4/15/49	250	251

Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3 2.82%, 10/15/45	245	247

Commercial Mortgage Trust, Series 2012-CR2, Class A4 3.15%, 8/15/45	335	343

Commercial Mortgage Trust, Series 2012-CR4, Class A3 2.85%, 10/15/45	150	151

Commercial Mortgage Trust, Series 2012-CR5, Class A4 2.77%, 12/10/45	100	101

Commercial Mortgage Trust, Series 2012-LC4, Class A4 3.29%, 12/10/44	100	103

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

Commercial Mortgage Trust, Series 2013-CR10, Class A4 4.21%, 8/10/46 (1)	$100	$108

Commercial Mortgage Trust, Series 2013-CR12, Class A4 4.05%, 10/10/46	300	319

Commercial Mortgage Trust, Series 2013-CR9, Class A4 4.23%, 7/10/45 (1)	200	216

Commercial Mortgage Trust, Series 2013-LC6, Class A4 2.94%, 1/10/46	150	152

Commercial Mortgage Trust, Series 2014-CR19, Class A5 3.80%, 8/10/47	300	314

Commercial Mortgage Trust, Series 2014-UBS5, Class A4 3.84%, 9/10/47	500	520

Commercial Mortgage Trust, Series 2014-UBS6, Class A5 3.64%, 12/10/47	250	257

Commercial Mortgage Trust, Series 2015-CR24, Class A5 3.70%, 8/10/48	500	516

Commercial Mortgage Trust, Series 2015-DC1, Class A2 2.87%, 2/10/48	200	203

Commercial Mortgage Trust, Series 2015-DC1, Class A5 3.35%, 2/10/48	200	201

Commercial Mortgage Trust, Series 2015-LC19, Class A4 3.18%, 2/10/48	500	502

Commercial Mortgage Trust, Series 2015-PC1, Class A5 3.90%, 7/10/50	200	208

CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4 3.51%, 4/15/50	225	231

CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.72%, 8/15/48	500	517

CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5 3.09%, 1/15/49	100	98

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5 3.50%, 11/15/49	$200	$202

GS Mortgage Securities Corp II, Series 2015-GC30, Class A4 3.38%, 5/10/50	200	203

GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5 2.94%, 2/10/46	100	101

GS Mortgage Securities Trust, Series 2011-GC5, Class A4 3.71%, 8/10/44	150	157

GS Mortgage Securities Trust, Series 2012-GC6, Class A3 3.48%, 1/10/45	199	208

GS Mortgage Securities Trust, Series 2012-GCJ9, Class A3 2.77%, 11/10/45	175	176

GS Mortgage Securities Trust, Series 2013-GC12, Class A4 3.14%, 6/10/46	100	102

GS Mortgage Securities Trust, Series 2013-GC13, Class A5 4.03%, 7/10/46 (1)	200	215

GS Mortgage Securities Trust, Series 2013-GC14, Class A5 4.24%, 8/10/46	150	161

GS Mortgage Securities Trust, Series 2014-GC18, Class A4 4.07%, 1/10/47	500	530

GS Mortgage Securities Trust, Series 2014-GC20, Class A5 4.00%, 4/10/47	100	106

GS Mortgage Securities Trust, Series 2014-GC24, Class A5 3.93%, 9/10/47	300	316

GS Mortgage Securities Trust, Series 2014-GC26, Class A5 3.63%, 11/10/47	250	258

GS Mortgage Securities Trust, Series 2015-GC28, Class A2 2.90%, 2/10/48	150	153

GS Mortgage Securities Trust, Series 2016-GS2, Class A4 3.05%, 5/10/49	100	99

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

GS Mortgage Securities Trust, Series 2016-GS3, Class A4 2.85%, 10/10/49	$200	$194

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3 4.17%, 8/15/46	168	179

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A3 3.51%, 5/15/45	194	201

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4 3.48%, 6/15/45	250	260

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A5 3.14%, 12/15/47	150	153

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS 3.37%, 12/15/47	50	50

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A4 3.99%, 1/15/46 (1)	100	106

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A2 3.05%, 4/15/47	100	102

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A4 4.00%, 4/15/47	500	528

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5 3.80%, 7/15/47	500	522

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C22, Class A4 3.80%, 9/15/47	500	518

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C24, Class A2 2.94%, 11/15/47	250	255

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C24, Class A5 3.64%, 11/15/47	$200	$207

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C25, Class A5 3.67%, 11/15/47	150	155

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-C30, Class A5 3.82%, 7/15/48	200	208

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5 2.87%, 8/15/49	200	193

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS 3.14%, 8/15/49	100	97

JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A2 2.66%, 6/15/49	100	101

JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A4 3.14%, 6/15/49	100	99

JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A3 3.14%, 12/15/49	150	148

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4 4.17%, 8/15/46 (1)	200	213

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4 2.92%, 2/15/46	175	177

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4 3.10%, 5/15/46	200	202

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2 2.92%, 2/15/47	$200	$203

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3 3.67%, 2/15/47	100	104

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A5 4.06%, 2/15/47	200	212

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5 3.74%, 8/15/47	400	416

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A2 3.19%, 10/15/47	500	512

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A2 2.79%, 2/15/48	500	506

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5 3.53%, 10/15/48	100	102

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4 3.33%, 5/15/49	250	251

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5 2.86%, 9/15/49	250	241

Morgan Stanley Capital I Trust, Series 2012-C4, Class A4 3.24%, 3/15/45	150	154

UBS Commercial Mortgage Trust, Series 2012-C1, Class A3 3.40%, 5/10/45	393	408

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4 3.09%, 8/10/49	125	128

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5 2.85%, 12/10/45	$100	$101

UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4 3.18%, 3/10/46	100	102

UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4 3.24%, 4/10/46	100	102

UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3 3.60%, 1/10/45	150	156

Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3 2.92%, 10/15/45	150	152

Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4 4.22%, 7/15/46 (1)	100	107

Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4 3.17%, 2/15/48	100	99

Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4 3.66%, 9/15/58	250	257

Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5 3.18%, 4/15/50	200	199

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2 2.63%, 5/15/48	500	506

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5 3.77%, 7/15/58 (1)	300	311

Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class A4 3.72%, 12/15/48	300	309

Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A4 3.56%, 1/15/59	200	204

Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4 3.43%, 3/15/59	250	253

Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A4 2.93%, 7/15/48	100	97

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class A4 3.07%, 11/15/59	$250	$245

Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A4 2.94%, 10/15/49	200	193

Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A4 2.92%, 11/15/49	150	145

WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4 3.67%, 11/15/44	150	157

WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4 3.44%, 4/15/45	175	182

WFRBS Commercial Mortgage Trust, Series 2012-C7, Class A2 3.43%, 6/15/45	250	259

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class A4 3.20%, 3/15/48	600	612

WFRBS Commercial Mortgage Trust, Series 2013-C12, Class AS 3.56%, 3/15/48	50	51

WFRBS Commercial Mortgage Trust, Series 2013-C13, Class A4 3.00%, 5/15/45	500	503

WFRBS Commercial Mortgage Trust, Series 2013-C14, Class A5 3.34%, 6/15/46	150	154

WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A2 3.22%, 9/15/46	100	102

WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A5 4.42%, 9/15/46	250	271

WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5 3.75%, 9/15/57	500	519

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Commercial Mortgage-Backed Securities – 1.1% – continued

WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5 3.63%, 11/15/47	$250	$257

WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5 4.05%, 3/15/47	100	106
		26,579

Credit Card – 0.3%

Barclays Dryrock Issuance Trust, Series 2014-3, Class A 2.41%, 7/15/22	150	152

Barclays Dryrock Issuance Trust, Series 2015-2, Class A 1.56%, 3/15/21	100	100

Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5 1.60%, 5/17/21	180	180

Capital One Multi-Asset Execution Trust, Series 2016-A3, Class A3 1.34%, 4/15/22	255	253

Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4 1.33%, 6/15/22	150	148

Capital One Multi-Asset Execution Trust, Series 2016-A5, Class A5 1.66%, 6/17/24	100	98

Chase Issuance Trust, Series 2012-A4, Class A4 1.58%, 8/16/21	250	249

Chase Issuance Trust, Series 2012-A7, Class A7 2.16%, 9/16/24	200	197

Chase Issuance Trust, Series 2014-A2, Class A2 2.77%, 3/15/23	150	153

Chase Issuance Trust, Series 2015-A4, Class A4 1.84%, 4/15/22	300	299

Chase Issuance Trust, Series 2016-A2, Class A 1.37%, 6/15/21	225	223

Chase Issuance Trust, Series 2016-A4, Class A4 1.49%, 7/15/22	150	148

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Credit Card – 0.3% – continued

Chase Issuance Trust, Series 2016-A5, Class A5 1.27%, 7/15/21	$250	$247

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3 6.15%, 6/15/39	150	196

Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1 2.88%, 1/23/23	300	308

Citibank Credit Card Issuance Trust, Series 2014-A5, Class A5 2.68%, 6/7/23	150	153

Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6 2.15%, 7/15/21	350	353

Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1 1.75%, 11/19/21	350	349

Citibank Credit Card Issuance Trust, Series 2017-A2, Class A2 1.74%, 1/19/21	300	300

Discover Card Execution Note Trust, Series 2012-A6, Class A6 1.67%, 1/18/22	350	350

Discover Card Execution Note Trust, Series 2014-A4, Class A4 2.12%, 12/15/21	400	403

Discover Card Execution Note Trust, Series 2015-A2, Class A 1.90%, 10/17/22	100	100

Discover Card Execution Note Trust, Series 2015-A3, Class A 1.45%, 3/15/21	150	150

Discover Card Execution Note Trust, Series 2015-A4, Class A4 2.19%, 4/17/23	200	201

Discover Card Execution Note Trust, Series 2016-A1, Class A1 1.64%, 7/15/21	250	250

Discover Card Execution Note Trust, Series 2016-A4, Class A4 1.39%, 3/15/22	185	183

Discover Card Execution Note Trust, Series 2017-A2, Class A2 2.39%, 7/15/24	150	151

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.6% – continued

Credit Card – 0.3% – continued

Synchrony Credit Card Master Note Trust, Series 2012-7, Class A 1.76%, 9/15/22	$100	$100

Synchrony Credit Card Master Note Trust, Series 2015-1, Class A 2.37%, 3/15/23	150	152

Synchrony Credit Card Master Note Trust, Series 2016-1, Class A 2.04%, 3/15/22	200	201

Synchrony Credit Card Master Note Trust, Series 2016-2, Class A 2.21%, 5/15/24	100	100

World Financial Network Credit Card Master Trust, Series 2015-B, Class A 2.55%, 6/17/24	100	101
		6,548

Other – 0.0%

AEP Texas Central Transition Funding lll LLC, Series 2012-1, Class A3 2.84%, 3/1/26	100	101

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A3 4.24%, 8/15/23	100	105

CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3 3.03%, 10/15/25	150	154

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3 4.38%, 11/1/23	100	106
		466
Total Asset-Backed Securities
(Cost $38,583)		38,600

CORPORATE BONDS – 24.5%

Advertising & Marketing – 0.0%

Interpublic Group of (The) Cos., Inc., 4.20%, 4/15/24	150	155

Omnicom Group, Inc., 6.25%, 7/15/19	300	327
3.63%, 5/1/22	156	161
3.60%, 4/15/26	340	340
		983

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Aerospace & Defense – 0.5%

Boeing (The) Co., 0.95%, 5/15/18	$200	$199
7.95%, 8/15/24	250	331
2.85%, 10/30/24	110	110
6.13%, 2/15/33	135	173
3.30%, 3/1/35	55	52
6.63%, 2/15/38	100	136
5.88%, 2/15/40	75	96
3.50%, 3/1/45	500	459

General Dynamics Corp., 3.88%, 7/15/21	250	265
2.25%, 11/15/22	500	492
2.13%, 8/15/26	350	324
3.60%, 11/15/42	155	148

Harris Corp., 4.40%, 12/15/20	950	1,010

L3 Technologies, Inc., 5.20%, 10/15/19	250	268
4.95%, 2/15/21	40	43

Lockheed Martin Corp., 4.25%, 11/15/19	500	530
2.50%, 11/23/20	355	357
3.55%, 1/15/26	1,100	1,118
3.60%, 3/1/35	135	129
4.07%, 12/15/42	868	852

Northrop Grumman Corp., 1.75%, 6/1/18	125	125
5.05%, 8/1/19	170	182
5.05%, 11/15/40	250	278
4.75%, 6/1/43	250	269

Precision Castparts Corp., 2.50%, 1/15/23	500	493
3.90%, 1/15/43	100	98
4.38%, 6/15/45	350	367

Raytheon Co., 4.40%, 2/15/20	510	545
2.50%, 12/15/22	1,150	1,145
4.70%, 12/15/41	100	111

United Technologies Corp., 7.50%, 9/15/29	100	140
6.05%, 6/1/36	600	748
6.13%, 7/15/38	175	222

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Aerospace & Defense – 0.5% – continued

5.70%, 4/15/40	$500	$609
4.50%, 6/1/42	450	476
3.75%, 11/1/46	500	469
		13,369

Airlines – 0.0%

Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19	252	279

Southwest Airlines Co. Pass Through Trust, Series 2007-1, 6.15%, 8/1/22	318	352
		631

Apparel & Textile Products – 0.0%

Cintas Corp. No 2, 2.90%, 4/1/22	85	86

NIKE, Inc., 2.38%, 11/1/26	250	234
3.63%, 5/1/43	75	70
3.38%, 11/1/46	500	442

VF Corp., 3.50%, 9/1/21	150	156
6.00%, 10/15/33	100	119
6.45%, 11/1/37	30	39
		1,146

Auto Parts Manufacturing – 0.0%

BorgWarner, Inc., 4.38%, 3/15/45	170	166

Delphi Corp., 4.15%, 3/15/24	300	313
		479

Automobiles Manufacturing – 0.8%

American Honda Finance Corp., 1.60%, 7/13/18	180	180
2.13%, 10/10/18	75	76
2.25%, 8/15/19	250	252
2.15%, 3/13/20	800	802
1.65%, 7/12/21	400	388
1.70%, 9/9/21	500	484

Daimler Finance North America LLC, 8.50%, 1/18/31	175	264

Ford Motor Co., 7.45%, 7/16/31	350	441

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Automobiles Manufacturing – 0.8% – continued

4.75%, 1/15/43	$500	$470

Ford Motor Credit Co. LLC, 2.88%, 10/1/18	200	202
2.02%, 5/3/19	600	597
1.90%, 8/12/19	200	198
2.60%, 11/4/19	200	201
2.46%, 3/27/20	260	259
3.16%, 8/4/20	860	874
3.20%, 1/15/21	1,200	1,213
3.34%, 3/18/21	500	506
5.88%, 8/2/21	500	557
3.22%, 1/9/22	200	201
4.25%, 9/20/22	1,300	1,355
3.10%, 5/4/23	1,000	976

General Motors Co., 3.50%, 10/2/18	3,000	3,066
6.25%, 10/2/43	550	606
6.75%, 4/1/46	145	170

General Motors Financial Co., Inc., 6.75%, 6/1/18	500	527
3.20%, 7/13/20	395	402
3.20%, 7/6/21	485	487
4.38%, 9/25/21	400	421
3.45%, 4/10/22	500	504
3.70%, 5/9/23	600	602
4.35%, 1/17/27	165	166

Toyota Motor Credit Corp., 1.55%, 7/13/18	90	90
2.00%, 10/24/18	400	402
2.10%, 1/17/19	100	101
1.70%, 2/19/19	660	661
2.13%, 7/18/19	100	101
4.50%, 6/17/20	300	322
1.90%, 4/8/21	300	296
2.25%, 10/18/23	545	527
		19,947

Banks – 0.9%

Bank of America N.A., 6.00%, 10/15/36	250	307

Bank One Corp., 7.75%, 7/15/25	54	68

BB&T Corp., 2.05%, 6/19/18	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Banks – 0.9% – continued

2.25%, 2/1/19	$100	$101
2.45%, 1/15/20	450	455
2.75%, 4/1/22	150	151

Branch Banking & Trust Co., 2.30%, 10/15/18	500	504
2.85%, 4/1/21	650	660
3.63%, 9/16/25	250	256
3.80%, 10/30/26	250	260

Capital One N.A., 2.40%, 9/5/19	250	251
2.35%, 1/31/20	500	500

Citizens Bank N.A., 2.50%, 3/14/19	250	252
2.55%, 5/13/21	250	249

Comerica Bank, 2.50%, 6/2/20	500	500

Discover Bank, 2.60%, 11/13/18	250	252
3.20%, 8/9/21	250	253

Fifth Third Bancorp, 2.88%, 7/27/20	500	508
3.50%, 3/15/22	200	205
4.30%, 1/16/24	220	230
8.25%, 3/1/38	275	392

Fifth Third Bank, 1.63%, 9/27/19	350	346
2.25%, 6/14/21	200	198
2.88%, 10/1/21	250	253

HSBC Bank USA N.A., 4.88%, 8/24/20	300	321
7.00%, 1/15/39	350	471

HSBC USA, Inc., 2.63%, 9/24/18	80	81
2.38%, 11/13/19	250	251
2.35%, 3/5/20	700	702
2.75%, 8/7/20	750	758
3.50%, 6/23/24	1,000	1,019

Huntington Bancshares, Inc., 3.15%, 3/14/21	500	509

KeyBank N.A., 2.50%, 12/15/19	250	253
2.25%, 3/16/20	1,000	1,001
3.30%, 6/1/25	250	250

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Banks – 0.9% – continued

KeyCorp, 2.30%, 12/13/18	$250	$252
5.10%, 3/24/21	25	27

MUFG Americas Holdings Corp., 2.25%, 2/10/20	170	170
3.50%, 6/18/22	150	154

MUFG Union Bank N.A., 2.63%, 9/26/18	250	253

PNC Bank N.A., 1.85%, 7/20/18	250	251
1.45%, 7/29/19	250	247
2.30%, 6/1/20	500	501
2.70%, 11/1/22	750	744
2.95%, 1/30/23	250	251
3.80%, 7/25/23	250	261

PNC Financial Services Group (The), Inc., 6.70%, 6/10/19	600	660
4.38%, 8/11/20	500	533
3.30%, 3/8/22	150	154
2.85%, 11/9/22 (2)	100	100

SunTrust Bank, 2.25%, 1/31/20	40	40
2.75%, 5/1/23	350	346

SunTrust Banks, Inc., 2.35%, 11/1/18	25	25
2.50%, 5/1/19	200	202

US Bancorp, 1.95%, 11/15/18	200	201
4.13%, 5/24/21	200	214
3.00%, 3/15/22	115	117
2.95%, 7/15/22	1,200	1,211
2.38%, 7/22/26	1,000	934

Wells Fargo Bank N.A., 5.85%, 2/1/37	250	301
6.60%, 1/15/38	300	394

Wells Fargo Capital X, 5.95%, 12/15/36	100	107
		21,517

Biotechnology – 0.5%

Amgen, Inc., 5.70%, 2/1/19	500	535
2.20%, 5/22/19	750	755

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Biotechnology – 0.5% – continued

4.50%, 3/15/20	$425	$453
4.10%, 6/15/21	165	174
1.85%, 8/19/21	150	146
3.88%, 11/15/21	250	263
6.38%, 6/1/37	100	122
6.40%, 2/1/39	100	123
5.75%, 3/15/40	935	1,057
5.15%, 11/15/41	250	268
5.65%, 6/15/42	100	113
5.38%, 5/15/43	200	219
4.40%, 5/1/45	250	243

Baxalta, Inc., 2.88%, 6/23/20	370	375
5.25%, 6/23/45	625	683

Biogen, Inc., 2.90%, 9/15/20	200	204
4.05%, 9/15/25	95	98
5.20%, 9/15/45	100	108

Celgene Corp., 2.13%, 8/15/18	85	85
2.30%, 8/15/18	35	35
2.25%, 5/15/19	165	166
3.63%, 5/15/24	1,000	1,012
3.88%, 8/15/25	265	271
5.25%, 8/15/43	85	89
5.00%, 8/15/45	250	262

Gilead Sciences, Inc., 2.05%, 4/1/19	100	100
2.35%, 2/1/20	85	86
2.55%, 9/1/20	240	243
4.50%, 4/1/21	200	215
3.25%, 9/1/22	145	148
3.50%, 2/1/25	500	504
3.65%, 3/1/26	500	505
4.60%, 9/1/35	1,000	1,030
5.65%, 12/1/41	330	379
4.50%, 2/1/45	250	247
4.75%, 3/1/46	1,015	1,035
		12,351

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Cable & Satellite – 0.5%

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	$2,025	$2,135
4.91%, 7/23/25	1,285	1,358

Comcast Corp., 3.38%, 2/15/25	1,320	1,337
3.38%, 8/15/25	1,000	1,009
3.15%, 3/1/26	675	664
3.30%, 2/1/27	540	536
7.05%, 3/15/33	140	186
5.65%, 6/15/35	5	6
6.45%, 3/15/37	590	751
6.95%, 8/15/37	450	604
6.40%, 5/15/38	635	810
6.40%, 3/1/40	145	186
4.75%, 3/1/44	500	528

Time Warner Cable LLC, 8.75%, 2/14/19	300	335
6.55%, 5/1/37	145	166
7.30%, 7/1/38	705	874
6.75%, 6/15/39	130	150

Time Warner Entertainment Co. L.P., 8.38%, 7/15/33	260	347
		11,982

Chemicals – 0.4%

Air Products & Chemicals, Inc., 3.00%, 11/3/21	300	308
2.75%, 2/3/23	250	250

Airgas, Inc., 2.90%, 11/15/22	150	150
3.65%, 7/15/24	70	72

Dow Chemical (The) Co., 4.25%, 11/15/20	155	164
4.13%, 11/15/21	200	212
3.00%, 11/15/22	100	101
7.38%, 11/1/29	100	136
4.25%, 10/1/34	150	150
9.40%, 5/15/39	300	473
5.25%, 11/15/41	400	438
4.38%, 11/15/42	500	492

E.I. du Pont de Nemours & Co., 4.63%, 1/15/20	185	198

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Chemicals – 0.4% – continued

2.80%, 2/15/23	$630	$624
6.50%, 1/15/28	100	124
5.60%, 12/15/36	250	289
4.15%, 2/15/43	250	244

Eastman Chemical Co., 2.70%, 1/15/20	120	122
4.80%, 9/1/42	200	205
4.65%, 10/15/44	100	101

Lubrizol (The) Corp., 6.50%, 10/1/34	50	64

Monsanto Co., 5.13%, 4/15/18	240	248
2.20%, 7/15/22	65	62
5.50%, 8/15/25	50	56
4.20%, 7/15/34	55	55
5.88%, 4/15/38	256	297
4.40%, 7/15/44	250	243

Mosaic (The) Co., 3.75%, 11/15/21	1,000	1,030
5.45%, 11/15/33	250	262
4.88%, 11/15/41	100	93

PPG Industries, Inc., 2.30%, 11/15/19	250	252

Praxair, Inc., 1.25%, 11/7/18	150	149
4.50%, 8/15/19	400	424
4.05%, 3/15/21	100	106
2.45%, 2/15/22	250	250
2.20%, 8/15/22	150	147
2.70%, 2/21/23	250	249
3.55%, 11/7/42	125	119

Sherwin-Williams (The) Co., 4.55%, 8/1/45	30	30

Westlake Chemical Corp., 3.60%, 7/15/22	65	66
		9,055

Commercial Finance – 0.2%

Air Lease Corp., 3.38%, 1/15/19	65	67
3.75%, 2/1/22	125	129
3.00%, 9/15/23	245	240
4.25%, 9/15/24	350	362

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Commercial Finance – 0.2% – continued

GATX Corp., 2.38%, 7/30/18	$35	$35
5.20%, 3/15/44	35	36

International Lease Finance Corp., 8.25%, 12/15/20	1,000	1,180

Private Export Funding Corp., 1.45%, 8/15/19	2,000	1,993
		4,042

Communications Equipment – 0.6%

Apple, Inc., 2.10%, 5/6/19	220	222
2.15%, 2/9/22	250	248
2.85%, 2/23/23	340	343
2.40%, 5/3/23	275	271
3.00%, 2/9/24	1,665	1,679
3.45%, 5/6/24	3,555	3,674
2.50%, 2/9/25	55	53
3.25%, 2/23/26	1,030	1,041
2.45%, 8/4/26	500	473
3.35%, 2/9/27	370	375
3.85%, 5/4/43	230	220
4.45%, 5/6/44	250	259
3.45%, 2/9/45	250	223

Cisco Systems, Inc., 1.65%, 6/15/18	60	60
4.95%, 2/15/19	120	127
2.13%, 3/1/19	875	884
2.45%, 6/15/20	160	162
2.90%, 3/4/21	50	51
1.85%, 9/20/21	1,575	1,545
2.20%, 9/20/23	750	726
5.90%, 2/15/39	690	881

Juniper Networks, Inc., 4.60%, 3/15/21	100	107
5.95%, 3/15/41	100	107
		13,731

Construction Materials Manufacturing – 0.0%

Martin Marietta Materials, Inc., 6.60%, 4/15/18	100	105

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Construction Materials Manufacturing – 0.0% – continued

Owens Corning, 4.20%, 12/15/22	$190	$199
3.40%, 8/15/26	400	387
		691

Consumer Finance – 0.4%

American Express Co., 2.65%, 12/2/22	632	626
3.63%, 12/5/24	125	126

American Express Credit Corp., 1.80%, 7/31/18	500	501
1.70%, 10/30/19	325	323
2.38%, 5/26/20	300	302
2.25%, 5/5/21	1,180	1,169

Capital One Bank USA N.A., 2.25%, 2/13/19	300	300
2.30%, 6/5/19	300	301

Capital One Financial Corp., 2.45%, 4/24/19	500	503
4.75%, 7/15/21	131	141
3.75%, 4/24/24	1,000	1,017

Discover Financial Services, 4.10%, 2/9/27	200	200

Fidelity National Information Services, Inc., 2.00%, 4/15/18	40	40

Fiserv, Inc., 4.63%, 10/1/20	250	268
3.50%, 10/1/22	50	51

HSBC Finance Corp., 6.68%, 1/15/21	500	565

Mastercard, Inc., 2.00%, 11/21/21	130	129

Synchrony Financial, 2.70%, 2/3/20	250	251
3.70%, 8/4/26	1,000	970

Total System Services, Inc., 2.38%, 6/1/18	200	201

Visa, Inc., 2.20%, 12/14/20	500	501
2.80%, 12/14/22	1,250	1,261

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Consumer Finance – 0.4% – continued

3.15%, 12/14/25	$1,250	$1,254

Western Union (The) Co., 6.20%, 6/21/40	120	122
		11,122

Consumer Products – 0.2%

Clorox (The) Co., 3.05%, 9/15/22	250	255

Colgate-Palmolive Co., 0.90%, 5/1/18	250	249
2.45%, 11/15/21	1,000	1,013
2.30%, 5/3/22	165	165
1.95%, 2/1/23	250	242
2.10%, 5/1/23	250	244

Estee Lauder (The) Cos., Inc., 2.35%, 8/15/22	50	49
6.00%, 5/15/37	100	121
4.38%, 6/15/45	150	155
4.15%, 3/15/47	70	70

Kimberly-Clark Corp., 6.25%, 7/15/18	150	159
2.15%, 8/15/20	150	150
2.40%, 3/1/22	50	50
6.63%, 8/1/37	350	480
3.70%, 6/1/43	100	94
3.20%, 7/30/46	125	110

Procter & Gamble (The) Co., 1.90%, 11/1/19	100	101
1.85%, 2/2/21	190	189
2.30%, 2/6/22	215	216
3.10%, 8/15/23	250	258
5.55%, 3/5/37	5	7

Unilever Capital Corp., 2.10%, 7/30/20	670	672
4.25%, 2/10/21	250	268
5.90%, 11/15/32	125	160
		5,477

Consumer Services – 0.0%

Ecolab, Inc., 2.25%, 1/12/20	100	100
4.35%, 12/8/21	250	270

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

CORPORATE BONDS – 24.5% – continued

Consumer Services – 0.0% – continued

3.25%, 1/14/23	$65	$66
2.70%, 11/1/26	70	67
5.50%, 12/8/41	455	538
		1,041

Containers & Packaging – 0.1%

3M Co., 1.38%, 8/7/18	350	350
5.70%, 3/15/37	350	434

International Paper Co., 4.75%, 2/15/22	104	113
3.65%, 6/15/24	250	254
3.00%, 2/15/27	1,000	935
7.30%, 11/15/39	45	58
6.00%, 11/15/41	250	290
5.15%, 5/15/46	250	261

Packaging Corp. of America, 4.50%, 11/1/23	100	107
3.65%, 9/15/24	250	252

Sonoco Products Co., 4.38%, 11/1/21	25	27
5.75%, 11/1/40	150	173

WestRock MWV LLC, 7.95%, 2/15/31	100	135

WestRock RKT Co., 3.50%, 3/1/20	150	154
		3,543

Department Stores – 0.1%

Kohl’s Corp., 4.00%, 11/1/21	85	87
3.25%, 2/1/23	100	95
4.75%, 12/15/23	250	256

Macy’s Retail Holdings, Inc., 3.88%, 1/15/22	30	30
2.88%, 2/15/23	150	140
6.90%, 4/1/29	305	326
6.90%, 1/15/32	250	265
4.50%, 12/15/34	100	87
5.13%, 1/15/42	40	35

Nordstrom, Inc., 4.00%, 10/15/21	150	156
7.00%, 1/15/38	50	56
		1,533

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Diversified Banks – 1.7%

Bank of America Corp., 6.88%, 4/25/18	$505	$531
5.65%, 5/1/18	450	468
6.88%, 11/15/18	275	296
2.60%, 1/15/19	300	303
2.65%, 4/1/19	850	861
7.63%, 6/1/19	1,040	1,159
2.25%, 4/21/20	1,000	997
5.00%, 5/13/21	400	434
5.70%, 1/24/22	1,000	1,123
4.10%, 7/24/23	100	105
4.00%, 4/1/24	165	171
4.20%, 8/26/24	1,500	1,527
4.00%, 1/22/25	500	499
3.95%, 4/21/25	1,000	996
4.45%, 3/3/26	500	513
3.50%, 4/19/26	300	296
4.25%, 10/22/26	100	102
6.11%, 1/29/37	150	175
7.75%, 5/14/38	275	378
5.88%, 2/7/42	250	301
5.00%, 1/21/44	1,215	1,324

Citigroup, Inc., 1.70%, 4/27/18	210	210
1.75%, 5/1/18	150	150
2.55%, 4/8/19	65	66
2.50%, 7/29/19	250	252
2.40%, 2/18/20	710	712
2.70%, 3/30/21	575	576
4.50%, 1/14/22	735	787
4.05%, 7/30/22	90	94
3.38%, 3/1/23	150	151
3.50%, 5/15/23	190	191
3.88%, 10/25/23	200	207
4.00%, 8/5/24	150	152
3.88%, 3/26/25	750	745
3.70%, 1/12/26	500	500
4.60%, 3/9/26	205	211
3.20%, 10/21/26	500	478
4.30%, 11/20/26	325	328
6.63%, 6/15/32	100	122
6.00%, 10/31/33	350	401
6.13%, 8/25/36	125	146

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Diversified Banks – 1.7% – continued

8.13%, 7/15/39	$1,180	$1,732
5.88%, 1/30/42	30	36
5.30%, 5/6/44	300	321
4.75%, 5/18/46	1,530	1,511

JPMorgan Chase & Co., 1.63%, 5/15/18	200	200
2.35%, 1/28/19	1,750	1,769
6.30%, 4/23/19	500	543
2.25%, 1/23/20	1,000	1,003
4.95%, 3/25/20	375	405
2.75%, 6/23/20	200	203
4.40%, 7/22/20	300	320
4.63%, 5/10/21	250	269
4.35%, 8/15/21	615	658
3.25%, 9/23/22	210	214
3.63%, 5/13/24	250	256
3.88%, 9/10/24	1,250	1,267
3.90%, 7/15/25	255	264
3.20%, 6/15/26	500	485
6.40%, 5/15/38	1,054	1,361
5.60%, 7/15/41	405	483
5.40%, 1/6/42	100	117
5.63%, 8/16/43	150	171
4.85%, 2/1/44	500	553
4.95%, 6/1/45	1,000	1,054

Wells Fargo & Co., 2.15%, 1/15/19	135	136
2.60%, 7/22/20	675	682
3.00%, 1/22/21	100	102
4.60%, 4/1/21	500	538
2.10%, 7/26/21	250	245
3.50%, 3/8/22	1,000	1,036
3.45%, 2/13/23	125	126
4.13%, 8/15/23	200	210
3.30%, 9/9/24	1,500	1,502
3.00%, 2/19/25	250	244
3.00%, 4/22/26	1,950	1,871
4.30%, 7/22/27	110	114
5.38%, 2/7/35	425	491
4.65%, 11/4/44	375	376
3.90%, 5/1/45	950	910
4.40%, 6/14/46	850	823
		43,639

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Educational Services – 0.0%

Board of Trustees of The Leland Stanford Junior University (The), 4.75%, 5/1/19	$200	$213

California Institute of Technology, 4.70%, 11/1/11 (3)	110	105

George Washington University (The), 3.49%, 9/15/22	50	51

Johns Hopkins University, 4.08%, 7/1/53	100	102

Massachusetts Institute of Technology, 5.60%, 7/1/11 (3)	190	235
4.68%, 7/1/14 (4)	15	16

Northwestern University, 4.64%, 12/1/44	50	57

Princeton University, 4.95%, 3/1/19	100	106

Trustees of Dartmouth College, 4.75%, 6/1/19	102	108

University of Pennsylvania, 4.67%, 9/1/12 (5)	100	101
		1,094

Electrical Equipment Manufacturing – 0.4%

ABB Finance USA, Inc., 4.38%, 5/8/42	250	262

Amphenol Corp., 3.13%, 9/15/21	100	102

Emerson Electric Co., 5.25%, 10/15/18	325	343
5.00%, 4/15/19	1,000	1,063
2.63%, 12/1/21	225	228
2.63%, 2/15/23	85	85
6.00%, 8/15/32	25	31
6.13%, 4/15/39	50	64

General Electric Co., 1.63%, 4/2/18	250	251
5.63%, 5/1/18	575	601
2.10%, 12/11/19	125	126
4.38%, 9/16/20	115	124
4.63%, 1/7/21	400	434
3.15%, 9/7/22	750	774
2.70%, 10/9/22	580	584
3.10%, 1/9/23	500	514
3.45%, 5/15/24	850	883

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Electrical Equipment Manufacturing – 0.4% – continued

6.75%, 3/15/32	$150	$202
6.15%, 8/7/37	150	194
5.88%, 1/14/38	800	1,010
6.88%, 1/10/39	300	426
4.50%, 3/11/44	250	269

Honeywell International, Inc., 4.25%, 3/1/21	794	854
3.35%, 12/1/23	290	300
2.50%, 11/1/26	750	710
5.70%, 3/15/37	125	156

Rockwell Automation, Inc., 6.25%, 12/1/37	150	190

Roper Technologies, Inc., 2.05%, 10/1/18	120	120
3.00%, 12/15/20	125	127
		11,027

Entertainment Content – 0.3%

CBS Corp., 4.63%, 5/15/18	25	26
2.30%, 8/15/19	200	201
5.75%, 4/15/20	585	642
3.70%, 8/15/24	825	836
5.50%, 5/15/33	235	251

Scripps Networks Interactive, Inc., 2.75%, 11/15/19	200	203

Time Warner, Inc., 2.10%, 6/1/19	75	75
4.88%, 3/15/20	30	32
4.75%, 3/29/21	5	5
3.40%, 6/15/22	50	51
3.60%, 7/15/25	470	465
3.88%, 1/15/26	65	65
6.50%, 11/15/36	850	1,010
6.20%, 3/15/40	55	63
6.10%, 7/15/40	200	225
5.38%, 10/15/41	500	523

Viacom, Inc., 3.25%, 3/15/23	310	302
3.88%, 4/1/24	395	396
6.88%, 4/30/36	600	688
4.50%, 2/27/42	300	259

Walt Disney (The) Co., 5.50%, 3/15/19	400	430

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Entertainment Content – 0.3% – continued

1.85%, 5/30/19	$40	$40
3.75%, 6/1/21	510	540
2.55%, 2/15/22	295	297
4.13%, 12/1/41	105	107
3.70%, 12/1/42	130	125
3.00%, 7/30/46	250	211
		8,068

Exploration & Production – 0.5%

Anadarko Petroleum Corp., 3.45%, 7/15/24	515	502
7.95%, 6/15/39	45	58
6.20%, 3/15/40	15	17
4.50%, 7/15/44	500	472

Apache Corp., 3.25%, 4/15/22	180	181
6.00%, 1/15/37	360	407
5.10%, 9/1/40	250	257
5.25%, 2/1/42	260	272

ConocoPhillips, 6.65%, 7/15/18	100	106
5.75%, 2/1/19	209	224
5.90%, 10/15/32	270	323

ConocoPhillips Co., 2.40%, 12/15/22	1,835	1,792
4.95%, 3/15/26	1,000	1,110

Devon Energy Corp., 3.25%, 5/15/22	765	758
7.95%, 4/15/32	165	214

Devon Financing Co. LLC, 7.88%, 9/30/31	345	446

EOG Resources, Inc., 5.63%, 6/1/19	215	231
2.63%, 3/15/23	815	795

EQT Corp., 4.88%, 11/15/21	325	349

Hess Corp., 7.13%, 3/15/33	690	791

Kerr-McGee Corp., 7.88%, 9/15/31	70	90

Marathon Oil Corp., 2.80%, 11/1/22	560	538
3.85%, 6/1/25	1,000	983
6.80%, 3/15/32	175	200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Exploration & Production – 0.5% – continued

Noble Energy, Inc., 5.63%, 5/1/21	$114	$117

Occidental Petroleum Corp., 4.10%, 2/1/21	750	794
2.70%, 2/15/23	45	45
3.00%, 2/15/27	120	115
4.40%, 4/15/46	275	279

Pioneer Natural Resources Co., 6.88%, 5/1/18	100	105
3.95%, 7/15/22	85	89
7.20%, 1/15/28	100	123

Tosco Corp., 8.13%, 2/15/30	245	339
		13,122

Financial Services – 1.7%

Ameriprise Financial, Inc., 7.30%, 6/28/19	75	83
5.30%, 3/15/20	95	103
4.00%, 10/15/23	250	265
3.70%, 10/15/24	500	516
2.88%, 9/15/26	435	418

Bank of New York Mellon (The) Corp., 2.20%, 5/15/19	65	65
5.45%, 5/15/19	75	80
2.15%, 2/24/20	855	858
2.05%, 5/3/21	500	493
3.55%, 9/23/21	1,455	1,516
2.20%, 8/16/23	285	274

BlackRock, Inc., 5.00%, 12/10/19	250	271
4.25%, 5/24/21	280	300
3.38%, 6/1/22	250	260
3.50%, 3/18/24	250	261

Charles Schwab (The) Corp., 2.20%, 7/25/18	35	35
4.45%, 7/22/20	250	268
3.00%, 3/10/25	335	331

CME Group, Inc., 5.30%, 9/15/43	125	149

Goldman Sachs Group (The), Inc., 6.15%, 4/1/18	815	849
2.63%, 1/31/19	1,180	1,193
2.55%, 10/23/19	400	404

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Financial Services – 1.7% – continued

2.30%, 12/13/19	$130	$130
5.38%, 3/15/20	1,295	1,404
2.60%, 4/23/20	250	251
2.75%, 9/15/20	75	76
2.63%, 4/25/21	175	174
5.25%, 7/27/21	2,540	2,786
5.75%, 1/24/22	750	844
3.63%, 1/22/23	1,000	1,025
4.00%, 3/3/24	250	259
3.85%, 7/8/24	500	512
3.75%, 5/22/25	2,115	2,141
3.75%, 2/25/26	1,540	1,550
5.95%, 1/15/27	150	171
6.75%, 10/1/37	1,165	1,438
6.25%, 2/1/41	300	377
4.80%, 7/8/44	100	106
4.75%, 10/21/45	500	527

Jefferies Group LLC, 8.50%, 7/15/19	50	57
5.13%, 1/20/23	315	338

Legg Mason, Inc., 2.70%, 7/15/19	65	66

Morgan Stanley, 6.63%, 4/1/18	1,435	1,502
2.50%, 1/24/19	750	757
7.30%, 5/13/19	645	713
5.63%, 9/23/19	475	513
2.65%, 1/27/20	600	606
2.80%, 6/16/20	190	192
5.75%, 1/25/21	1,000	1,110
2.50%, 4/21/21	510	507
5.50%, 7/28/21	1,088	1,207
2.63%, 11/17/21	500	497
4.10%, 5/22/23	1,280	1,322
3.88%, 4/29/24	1,410	1,451
3.70%, 10/23/24	500	507
4.00%, 7/23/25	1,215	1,253
3.13%, 7/27/26	250	239
6.25%, 8/9/26	100	119
3.95%, 4/23/27	490	485
6.38%, 7/24/42	300	385
4.30%, 1/27/45	575	569

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Financial Services – 1.7% – continued

Nasdaq, Inc., 3.85%, 6/30/26	$1,060	$1,054

National Rural Utilities Cooperative Finance Corp., 2.15%, 2/1/19	165	166
2.30%, 11/15/19	500	505
2.00%, 1/27/20	50	50
3.05%, 2/15/22	35	36
2.85%, 1/27/25	1,000	987
8.00%, 3/1/32	50	72

State Street Corp., 2.55%, 8/18/20	1,000	1,013
3.10%, 5/15/23	225	227
3.70%, 11/20/23	550	576
3.30%, 12/16/24	120	122
2.65%, 5/19/26	450	431

TD Ameritrade Holding Corp., 2.95%, 4/1/22	80	81
		42,478

Food & Beverage – 1.1%

Anheuser-Busch Cos. LLC, 5.95%, 1/15/33	100	122
5.75%, 4/1/36	100	121
6.45%, 9/1/37	50	66

Anheuser-Busch InBev Finance, Inc., 2.15%, 2/1/19	500	503
2.65%, 2/1/21	1,000	1,008
3.30%, 2/1/23	1,500	1,527
3.65%, 2/1/26	780	789
4.70%, 2/1/36	1,000	1,058
4.00%, 1/17/43	150	142
4.63%, 2/1/44	250	260
4.90%, 2/1/46	1,910	2,064

Anheuser-Busch InBev Worldwide, Inc., 5.38%, 1/15/20	450	490
2.50%, 7/15/22	60	59
8.20%, 1/15/39	750	1,140
3.75%, 7/15/42	65	60

Archer-Daniels-Midland Co., 4.48%, 3/1/21	34	37
2.50%, 8/11/26	305	290
4.02%, 4/16/43	56	55

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Food & Beverage – 1.1% – continued

Beam Suntory, Inc., 1.75%, 6/15/18	$250	$249

Brown-Forman Corp., 3.75%, 1/15/43	50	46
4.50%, 7/15/45	200	212

Campbell Soup Co., 4.25%, 4/15/21	500	532
2.50%, 8/2/22	205	202
3.80%, 8/2/42	40	37

Coca-Cola (The) Co., 1.15%, 4/1/18	250	249
2.45%, 11/1/20	500	509
3.15%, 11/15/20	260	272
3.30%, 9/1/21	250	261
2.50%, 4/1/23	355	354
3.20%, 11/1/23	100	103
2.55%, 6/1/26	770	742

Coca-Cola European Partners US LLC, 3.25%, 8/19/21	500	510

Conagra Brands, Inc., 3.25%, 9/15/22	55	55
3.20%, 1/25/23	118	119
7.00%, 10/1/28	200	250

Dr. Pepper Snapple Group, Inc., 2.60%, 1/15/19	80	81
2.00%, 1/15/20	90	90
3.13%, 12/15/23	85	85
2.55%, 9/15/26	95	89

General Mills, Inc., 2.20%, 10/21/19	300	302
3.15%, 12/15/21	500	512
3.65%, 2/15/24	75	78
5.40%, 6/15/40	70	80

Hershey (The) Co., 2.30%, 8/15/26	365	343

JM Smucker (The) Co., 3.50%, 3/15/25	500	507
4.38%, 3/15/45	250	249

Kellogg Co., 3.25%, 5/21/18	130	132
2.75%, 3/1/23	350	344
4.50%, 4/1/46	500	490

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Food & Beverage – 1.1% – continued

Kraft Heinz Foods Co., 2.80%, 7/2/20	$370	$375
3.50%, 6/6/22	880	900
3.95%, 7/15/25	140	142
3.00%, 6/1/26	130	122
5.00%, 7/15/35	500	519
5.00%, 6/4/42	205	209
5.20%, 7/15/45	670	699
4.38%, 6/1/46	125	117

Mead Johnson Nutrition Co., 4.90%, 11/1/19	250	267
5.90%, 11/1/39	451	536

Molson Coors Brewing Co., 2.10%, 7/15/21	245	239
5.00%, 5/1/42	575	607

PepsiCo, Inc., 5.00%, 6/1/18	650	677
2.25%, 1/7/19	500	506
4.50%, 1/15/20	255	274
2.15%, 10/14/20	285	287
3.00%, 8/25/21	770	791
1.70%, 10/6/21	45	44
2.75%, 3/5/22	385	390
2.75%, 4/30/25	500	491
3.50%, 7/17/25	100	104
2.85%, 2/24/26	115	113
2.38%, 10/6/26	245	232
4.88%, 11/1/40	265	298
4.00%, 3/5/42	50	50
3.60%, 8/13/42	50	47
4.25%, 10/22/44	320	330
4.60%, 7/17/45	130	141

Tyson Foods, Inc., 2.65%, 8/15/19	290	293
4.50%, 6/15/22	300	320
4.88%, 8/15/34	100	102
		28,097

Forest & Paper Products Manufacturing – 0.1%

Domtar Corp., 6.75%, 2/15/44	100	105

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Forest & Paper Products Manufacturing – 0.1% – continued

Georgia-Pacific LLC, 8.00%, 1/15/24	$500	$641
7.75%, 11/15/29	500	694
		1,440

Hardware – 0.2%

Corning, Inc., 4.25%, 8/15/20	250	264
5.75%, 8/15/40	170	194

Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42%, 6/15/21 (6)	1,215	1,271
5.45%, 6/15/23 (6)	450	486
8.10%, 7/15/36 (6)	500	628
8.35%, 7/15/46 (6)	440	568

HP, Inc., 4.38%, 9/15/21	540	571
4.65%, 12/9/21	200	214
4.05%, 9/15/22	25	26
6.00%, 9/15/41	275	280

NetApp, Inc., 3.25%, 12/15/22	150	151

Pitney Bowes, Inc., 4.63%, 3/15/24	150	148

Xerox Corp., 6.35%, 5/15/18	410	430
5.63%, 12/15/19	120	129
2.80%, 5/15/20	290	288
3.80%, 5/15/24	130	128
6.75%, 12/15/39	60	62
		5,838

Health Care Facilities & Services – 0.3%

AmerisourceBergen Corp., 3.25%, 3/1/25	135	136
4.25%, 3/1/45	60	59

Cardinal Health, Inc., 4.63%, 12/15/20	697	751
3.20%, 6/15/22	150	152
3.75%, 9/15/25	250	258
4.60%, 3/15/43	35	35
4.50%, 11/15/44	175	173

Catholic Health Initiatives, 1.60%, 11/1/17	85	85

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Health Care Facilities & Services – 0.3% – continued

Express Scripts Holding Co., 4.75%, 11/15/21	$500	$537
4.50%, 2/25/26	1,130	1,159
6.13%, 11/15/41	21	24
4.80%, 7/15/46	250	239

Laboratory Corp. of America Holdings, 2.50%, 11/1/18	385	388
2.63%, 2/1/20	1,175	1,181
4.70%, 2/1/45	300	290

McKesson Corp., 2.70%, 12/15/22	120	118
3.80%, 3/15/24	160	166
6.00%, 3/1/41	250	290
4.88%, 3/15/44	355	366

Memorial Sloan-Kettering Cancer Center, 4.13%, 7/1/52	100	98

Quest Diagnostics, Inc., 4.75%, 1/30/20	340	364
2.50%, 3/30/20	130	131
3.45%, 6/1/26	115	113
5.75%, 1/30/40	28	31
		7,144

Home & Office Products Manufacturing – 0.1%

Newell Brands, Inc., 2.60%, 3/29/19	44	44
2.88%, 12/1/19	125	127
3.15%, 4/1/21	500	511
3.85%, 4/1/23	1,000	1,034
4.20%, 4/1/26	100	104
5.50%, 4/1/46	250	284
		2,104

Home Improvement – 0.0%

Stanley Black & Decker, Inc., 3.40%, 12/1/21	265	275
2.90%, 11/1/22	65	66

Whirlpool Corp., 4.85%, 6/15/21	100	108
4.70%, 6/1/22	100	108
3.70%, 3/1/23	100	103
4.50%, 6/1/46	90	90
		750

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Industrial Other – 0.1%

Fluor Corp., 3.50%, 12/15/24	$1,425	$1,460

Integrated Oils – 0.3%

Chevron Corp., 1.56%, 5/16/19	435	434
2.19%, 11/15/19	260	262
2.42%, 11/17/20	1,000	1,010
2.10%, 5/16/21	560	555
2.50%, 3/3/22	545	546
2.36%, 12/5/22	445	440
2.57%, 5/16/23	510	506
3.19%, 6/24/23	210	215
3.33%, 11/17/25	225	229
2.95%, 5/16/26	190	188

Exxon Mobil Corp., 1.91%, 3/6/20	1,070	1,072
2.73%, 3/1/23	105	105
2.71%, 3/6/25	500	493
3.57%, 3/6/45	590	555
4.11%, 3/1/46	350	360
		6,970

Internet Media – 0.0%

Alphabet, Inc., 3.63%, 5/19/21	250	265

Leisure Products Manufacturing – 0.0%

Hasbro, Inc., 3.15%, 5/15/21	35	36
6.35%, 3/15/40	250	293

Mattel, Inc., 2.35%, 5/6/19	150	150
6.20%, 10/1/40	50	55
		534

Life Insurance – 0.4%

Aflac, Inc., 6.45%, 8/15/40	15	20

Lincoln National Corp., 4.85%, 6/24/21	100	108
3.63%, 12/12/26	265	264
6.15%, 4/7/36	10	12
6.30%, 10/9/37	100	120

MetLife, Inc., 3.05%, 12/15/22	965	976

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Life Insurance – 0.4% – continued

4.37%, 9/15/23	$150	$162
6.38%, 6/15/34	485	620
5.70%, 6/15/35	350	420
6.40%, 12/15/36	150	165
4.05%, 3/1/45	500	485

Primerica, Inc., 4.75%, 7/15/22	100	107

Principal Financial Group, Inc., 4.63%, 9/15/42	40	42

Protective Life Corp., 7.38%, 10/15/19	300	337
8.45%, 10/15/39	425	598

Prudential Financial, Inc., 2.30%, 8/15/18	140	141
2.35%, 8/15/19	200	202
5.38%, 6/21/20	175	192
4.50%, 11/15/20	270	290
3.50%, 5/15/24	85	87
5.75%, 7/15/33	50	59
5.70%, 12/14/36	200	235
6.63%, 12/1/37	200	259
8.88%, 6/15/38 (1)	450	484
5.63%, 5/12/41	260	305
5.20%, 3/15/44 (1)	275	282

Reinsurance Group of America, Inc., 5.00%, 6/1/21	550	598

Torchmark Corp., 3.80%, 9/15/22	420	432

Voya Financial, Inc., 4.80%, 6/15/46	1,000	988
		8,990

Machinery Manufacturing – 0.5%

Caterpillar Financial Services Corp., 5.45%, 4/15/18	300	312
3.75%, 11/24/23	1,000	1,053

Caterpillar, Inc., 3.90%, 5/27/21	500	529
3.40%, 5/15/24	1,000	1,027
5.20%, 5/27/41	450	518
3.80%, 8/15/42	102	97
4.30%, 5/15/44	150	153

Deere & Co., 2.60%, 6/8/22	125	125

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Machinery Manufacturing – 0.5% – continued

5.38%, 10/16/29	$250	$300
8.10%, 5/15/30	100	144

Dover Corp., 4.30%, 3/1/21	310	330

Eaton Corp., 2.75%, 11/2/22	1,500	1,489

IDEX Corp., 4.20%, 12/15/21	200	208

Illinois Tool Works, Inc., 1.95%, 3/1/19	130	131
3.38%, 9/15/21	250	261
3.50%, 3/1/24	250	259
3.90%, 9/1/42	200	200

Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 6/15/23	1,500	1,597

John Deere Capital Corp., 1.60%, 7/13/18	215	215
5.75%, 9/10/18	200	212
1.70%, 1/15/20	150	149
2.05%, 3/10/20	1,250	1,251
2.45%, 9/11/20	100	101
3.15%, 10/15/21	250	256
2.80%, 1/27/23	150	150
2.80%, 3/6/23	500	501

Kennametal, Inc., 2.65%, 11/1/19	100	100

Parker-Hannifin Corp., 3.30%, 11/21/24	215	219
4.20%, 11/21/34	200	206
4.45%, 11/21/44	500	528
		12,621

Managed Care – 0.3%

Aetna, Inc., 4.13%, 6/1/21	250	265
2.75%, 11/15/22	400	400
6.63%, 6/15/36	40	52
6.75%, 12/15/37	150	201
4.50%, 5/15/42	100	104

Anthem, Inc., 2.30%, 7/15/18	165	166
3.30%, 1/15/23	430	434
3.50%, 8/15/24	160	161
5.95%, 12/15/34	50	58

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Managed Care – 0.3% – continued

4.63%, 5/15/42	$525	$533

Cigna Corp., 3.25%, 4/15/25	330	326
6.15%, 11/15/36	45	54
5.38%, 2/15/42	310	360

Humana, Inc., 2.63%, 10/1/19	100	101
3.85%, 10/1/24	85	87
8.15%, 6/15/38	280	391

UnitedHealth Group, Inc., 1.63%, 3/15/19	210	209
4.70%, 2/15/21	300	325
2.88%, 3/15/22	1,300	1,326
3.75%, 7/15/25	430	449
5.80%, 3/15/36	250	308
6.63%, 11/15/37	640	852
6.88%, 2/15/38	170	231
		7,393

Mass Merchants – 0.3%

Target Corp., 2.30%, 6/26/19	1,000	1,013
3.88%, 7/15/20	195	206
2.90%, 1/15/22	515	525
3.63%, 4/15/46	500	451

Wal-Mart Stores, Inc., 1.13%, 4/11/18	350	349
3.63%, 7/8/20	200	211
4.25%, 4/15/21	600	650
3.30%, 4/22/24	625	649
5.88%, 4/5/27	250	308
5.25%, 9/1/35	175	207
6.50%, 8/15/37	750	1,005
6.20%, 4/15/38	275	358
5.63%, 4/1/40	555	683
4.88%, 7/8/40	90	101
5.00%, 10/25/40	100	114
5.63%, 4/15/41	375	463
4.00%, 4/11/43	415	415
4.75%, 10/2/43	100	111
		7,819

Medical Equipment & Devices Manufacturing – 0.6%

Abbott Laboratories, 3.25%, 4/15/23	140	140

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Medical Equipment & Devices Manufacturing – 0.6% – continued

2.95%, 3/15/25	$1,000	$955
4.75%, 11/30/36	555	572
4.75%, 4/15/43	150	151

Agilent Technologies, Inc., 3.20%, 10/1/22	225	227
3.88%, 7/15/23	250	260

Baxter International, Inc., 1.70%, 8/15/21	60	58
3.50%, 8/15/46	350	300

Becton Dickinson and Co., 2.68%, 12/15/19	374	379
3.25%, 11/12/20	430	443
3.13%, 11/8/21	150	153
3.30%, 3/1/23	130	131
6.00%, 5/15/39	290	341
4.69%, 12/15/44	55	57

Boston Scientific Corp., 2.65%, 10/1/18	80	81
2.85%, 5/15/20	130	132
3.85%, 5/15/25	250	254
7.38%, 1/15/40	100	125

C.R. Bard, Inc., 3.00%, 5/15/26	660	636

Life Technologies Corp., 6.00%, 3/1/20	500	548

Medtronic, Inc., 2.50%, 3/15/20	1,000	1,014
4.13%, 3/15/21	500	531
3.13%, 3/15/22	150	153
3.50%, 3/15/25	750	767
4.38%, 3/15/35	1,275	1,337
6.50%, 3/15/39	100	130
5.55%, 3/15/40	200	233
4.50%, 3/15/42	100	105
4.63%, 3/15/44	100	107
4.63%, 3/15/45	500	537

Stryker Corp., 2.63%, 3/15/21	500	503
4.10%, 4/1/43	50	47
4.38%, 5/15/44	200	196
4.63%, 3/15/46	750	771

Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	250	259

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Medical Equipment & Devices Manufacturing – 0.6% – continued

3.30%, 2/15/22	$320	$326
4.15%, 2/1/24	100	105
2.95%, 9/19/26	155	147

Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	120	121
3.38%, 11/30/21	250	253
3.15%, 4/1/22	500	502
3.55%, 4/1/25	120	119
		14,206

Metals & Mining – 0.1%

Barrick North America Finance LLC, 4.40%, 5/30/21	79	85
7.50%, 9/15/38	100	127

Newmont Mining Corp., 5.88%, 4/1/35	100	110
4.88%, 3/15/42	150	150

Nucor Corp., 5.85%, 6/1/18	200	209
4.00%, 8/1/23	250	264
6.40%, 12/1/37	150	191
5.20%, 8/1/43	125	142

Southern Copper Corp., 3.88%, 4/23/25	100	101
7.50%, 7/27/35	300	365
6.75%, 4/16/40	90	102
5.88%, 4/23/45	500	518
		2,364

Oil & Gas Services & Equipment – 0.2%

Baker Hughes, Inc., 3.20%, 8/15/21	1,075	1,101
5.13%, 9/15/40	210	231

Halliburton Co., 3.50%, 8/1/23	715	728
4.85%, 11/15/35	25	26
7.45%, 9/15/39	840	1,129
5.00%, 11/15/45	50	53

Nabors Industries, Inc., 4.63%, 9/15/21	295	298
5.50%, 1/15/23 (6)	250	255

Oceaneering International, Inc., 4.65%, 11/15/24	100	101
		3,922

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Pharmaceuticals – 0.7%

AbbVie, Inc., 2.50%, 5/14/20	$440	$443
2.30%, 5/14/21	800	790
2.90%, 11/6/22	1,000	996
3.60%, 5/14/25	225	225
4.40%, 11/6/42	415	395
4.70%, 5/14/45	840	838

Actavis, Inc., 3.25%, 10/1/22	1,000	1,006

Bristol-Myers Squibb Co., 1.75%, 3/1/19	500	501
2.00%, 8/1/22	600	581

Eli Lilly & Co., 1.95%, 3/15/19	35	35

GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	800	837
5.38%, 4/15/34	150	175
6.38%, 5/15/38	530	694
4.20%, 3/18/43	20	21

Johnson & Johnson, 1.88%, 12/5/19	300	302
1.65%, 3/1/21	185	183
3.55%, 5/15/21	250	264
2.45%, 3/1/26	500	480
4.38%, 12/5/33	250	275
5.95%, 8/15/37	100	130
4.85%, 5/15/41	400	463

Merck & Co., Inc., 2.35%, 2/10/22	1,000	1,000
2.80%, 5/18/23	300	301
2.75%, 2/10/25	500	494
3.60%, 9/15/42	25	23
4.15%, 5/18/43	60	61

Merck Sharp & Dohme Corp., 5.00%, 6/30/19	725	778
5.85%, 6/30/39	575	721

Mylan, Inc., 5.40%, 11/29/43	85	88

Novartis Capital Corp., 4.40%, 4/24/20	185	198
2.40%, 5/17/22	170	169
2.40%, 9/21/22	40	40
3.40%, 5/6/24	250	258

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Pharmaceuticals – 0.7% – continued

4.40%, 5/6/44	$250	$266

Pfizer, Inc., 1.95%, 6/3/21	500	497
2.20%, 12/15/21	90	90
3.40%, 5/15/24	150	156
7.20%, 3/15/39	700	1,001
4.40%, 5/15/44	500	523
4.13%, 12/15/46	350	350

Pharmacia LLC, 6.60%, 12/1/28	125	161

Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/1/36	45	50

Wyeth LLC, 5.95%, 4/1/37	725	895

Zoetis, Inc., 3.25%, 2/1/23	500	505
4.70%, 2/1/43	40	41
		18,300

Pipeline – 0.9%

Buckeye Partners L.P., 4.88%, 2/1/21	50	53
4.35%, 10/15/24	35	36
5.60%, 10/15/44	500	513

El Paso Natural Gas Co. LLC, 8.63%, 1/15/22	360	438
8.38%, 6/15/32	471	593

Enable Midstream Partners L.P., 2.40%, 5/15/19	250	248
3.90%, 5/15/24	200	195

Enbridge Energy Partners L.P., 5.20%, 3/15/20	210	225
4.20%, 9/15/21	65	67
7.50%, 4/15/38	50	59

Energy Transfer Partners L.P., 3.60%, 2/1/23	895	890
4.05%, 3/15/25	775	766
4.20%, 4/15/27	215	212
6.63%, 10/15/36	1,010	1,123
7.50%, 7/1/38	200	236

Enterprise Products Operating LLC, 2.55%, 10/15/19	100	101
5.25%, 1/31/20	1,000	1,079
3.35%, 3/15/23	110	111

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Pipeline – 0.9% – continued

3.90%, 2/15/24	$1,495	$1,530
3.75%, 2/15/25	255	256
3.70%, 2/15/26	105	105
3.95%, 2/15/27	500	510
6.88%, 3/1/33	50	62
7.55%, 4/15/38	485	643
6.45%, 9/1/40	30	36
5.95%, 2/1/41	40	46

Kinder Morgan Energy Partners L.P., 6.85%, 2/15/20	70	78
6.50%, 4/1/20	165	183
4.30%, 5/1/24	170	173
7.40%, 3/15/31	380	454
7.30%, 8/15/33	125	146
6.55%, 9/15/40	85	94
6.38%, 3/1/41	145	158
5.63%, 9/1/41	430	430
5.40%, 9/1/44	250	247

Kinder Morgan, Inc., 6.50%, 9/15/20	255	285
7.75%, 1/15/32	50	62

Magellan Midstream Partners L.P., 4.25%, 2/1/21	200	211
5.00%, 3/1/26	500	550
5.15%, 10/15/43	20	21

ONEOK Partners L.P., 3.38%, 10/1/22	30	30
5.00%, 9/15/23	40	43
4.90%, 3/15/25	40	42
6.65%, 10/1/36	80	93
6.20%, 9/15/43	20	22

Phillips 66 Partners L.P., 3.61%, 2/15/25	566	551

Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, 10/15/25	1,075	1,107
4.50%, 12/15/26	245	250
6.65%, 1/15/37	125	140
5.15%, 6/1/42	130	123

Regency Energy Partners L.P./Regency Energy Finance Corp., 5.50%, 4/15/23	155	161

Sabine Pass Liquefaction LLC, 5.63%, 2/1/21	895	964

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Pipeline – 0.9% – continued

5.75%, 5/15/24	$500	$545

Southern Union Co., 8.25%, 11/15/29	25	30

Spectra Energy Capital LLC, 6.20%, 4/15/18	350	365
8.00%, 10/1/19	1,000	1,130
3.30%, 3/15/23	200	198
7.50%, 9/15/38	50	60

Spectra Energy Partners L.P., 2.95%, 9/25/18	55	56
3.38%, 10/15/26	200	190
5.95%, 9/25/43	300	336

Sunoco Logistics Partners Operations L.P., 4.25%, 4/1/24	200	204
5.95%, 12/1/25	175	195
5.30%, 4/1/44	100	97

Tennessee Gas Pipeline Co. LLC, 7.00%, 3/15/27	505	599
7.00%, 10/15/28	630	751
8.38%, 6/15/32	215	273
7.63%, 4/1/37	5	6

Williams Partners L.P., 6.30%, 4/15/40	995	1,115
5.80%, 11/15/43	200	214

Williams Partners L.P./ACMP Finance Corp., 4.88%, 3/15/24	325	334
		23,449

Power Generation – 0.1%

Consumers Energy Co., 6.13%, 3/15/19	200	217
2.85%, 5/15/22	545	551

Delmarva Power & Light Co., 4.00%, 6/1/42	200	196

Exelon Generation Co. LLC, 5.20%, 10/1/19	225	241
4.25%, 6/15/22	250	261

System Energy Resources, Inc., 4.10%, 4/1/23	160	165
		1,631

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Property & Casualty Insurance – 0.5%

Alleghany Corp., 4.95%, 6/27/22	$55	$60

Allstate (The) Corp., 5.55%, 5/9/35	50	60
6.13%, 5/15/37 (1)	100	98
5.20%, 1/15/42	225	241
6.50%, 5/15/57 (1)	225	257

American International Group, Inc., 3.75%, 7/10/25	895	890
3.90%, 4/1/26	950	953
4.80%, 7/10/45	45	45
4.38%, 1/15/55	105	94

Aon Corp., 5.00%, 9/30/20	200	216

Berkshire Hathaway Finance Corp., 1.30%, 5/15/18	65	65
5.40%, 5/15/18	300	313
5.75%, 1/15/40	255	317
4.40%, 5/15/42	100	105
4.30%, 5/15/43	125	128

Berkshire Hathaway, Inc., 2.10%, 8/14/19	250	252
2.75%, 3/15/23	75	75
3.13%, 3/15/26	1,400	1,399
4.50%, 2/11/43	300	321

Chubb (The) Corp., 5.75%, 5/15/18	325	340
6.00%, 5/11/37	50	63
6.50%, 5/15/38	85	114

Chubb INA Holdings, Inc., 5.90%, 6/15/19	355	386
2.70%, 3/13/23	300	298
3.35%, 5/3/26	1,000	1,012
6.70%, 5/15/36	50	67
4.15%, 3/13/43	100	102

CNA Financial Corp., 7.35%, 11/15/19	250	282

Hartford Financial Services Group (The), Inc., 5.50%, 3/30/20	250	272
5.13%, 4/15/22	145	160
5.95%, 10/15/36	285	335

Infinity Property & Casualty Corp., 5.00%, 9/19/22	115	122

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Property & Casualty Insurance – 0.5% – continued

Loews Corp., 2.63%, 5/15/23	$250	$246
4.13%, 5/15/43	75	72

Marsh & McLennan Cos., Inc., 2.35%, 3/6/20	450	452
3.50%, 6/3/24	150	153
3.50%, 3/10/25	125	127

Progressive (The) Corp., 3.75%, 8/23/21	330	348

Transatlantic Holdings, Inc., 8.00%, 11/30/39	70	93

Travelers (The) Cos., Inc., 5.80%, 5/15/18	375	392
6.25%, 6/15/37	375	488
5.35%, 11/1/40	25	30
4.60%, 8/1/43	75	82
		11,925

Publishing & Broadcasting – 0.3%

21st Century Fox America, Inc., 6.90%, 3/1/19	30	33
3.70%, 9/15/24	915	936
6.40%, 12/15/35	40	48
8.15%, 10/17/36	15	21
6.15%, 3/1/37	70	83
6.65%, 11/15/37	550	688
7.85%, 3/1/39	100	137
6.90%, 8/15/39	310	396
4.95%, 10/15/45	500	517

Discovery Communications LLC, 5.63%, 8/15/19	92	99
3.30%, 5/15/22	340	339
3.25%, 4/1/23	1,705	1,664
6.35%, 6/1/40	195	206

Historic TW, Inc., 6.88%, 6/15/18	250	265

NBCUniversal Media LLC, 2.88%, 1/15/23	125	125
6.40%, 4/30/40	115	147
4.45%, 1/15/43	10	10

Time Warner Cos., Inc., 6.95%, 1/15/28	540	666
		6,380

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Railroad – 0.3%

Burlington Northern Santa Fe LLC, 4.10%, 6/1/21	$20	$21
3.75%, 4/1/24	355	374
3.40%, 9/1/24	605	622
6.20%, 8/15/36	455	583
5.75%, 5/1/40	225	273
4.40%, 3/15/42	280	289

CSX Corp., 4.25%, 6/1/21	100	107
3.70%, 11/1/23	50	52
3.40%, 8/1/24	500	507
2.60%, 11/1/26	270	253
6.00%, 10/1/36	100	121
6.15%, 5/1/37	190	234
6.22%, 4/30/40	365	448
5.50%, 4/15/41	50	57

Kansas City Southern, 2.35%, 5/15/20	100	99

Norfolk Southern Corp., 5.90%, 6/15/19	320	347
3.25%, 12/1/21	250	257
2.90%, 2/15/23	450	448
7.25%, 2/15/31	500	677
7.05%, 5/1/37	90	120
3.95%, 10/1/42	20	19

Union Pacific Corp., 4.16%, 7/15/22	437	472
2.95%, 1/15/23	35	36
2.75%, 4/15/23	65	65
3.65%, 2/15/24	524	549
2.75%, 3/1/26	300	292
4.75%, 9/15/41	100	109
4.30%, 6/15/42	200	206
		7,637

Real Estate – 0.5%

Alexandria Real Estate Equities, Inc., 4.60%, 4/1/22	100	106

American Campus Communities Operating Partnership L.P., 4.13%, 7/1/24	100	103

American Tower Corp., 3.40%, 2/15/19	130	133
3.50%, 1/31/23	325	327

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Real Estate – 0.5% – continued

5.00%, 2/15/24	$250	$270

AvalonBay Communities, Inc., 6.10%, 3/15/20	150	166
3.63%, 10/1/20	75	78
2.95%, 9/15/22	50	50

Boston Properties L.P., 5.88%, 10/15/19	500	541
3.85%, 2/1/23	150	155
3.13%, 9/1/23	135	134

Camden Property Trust, 2.95%, 12/15/22	150	148

Corporate Office Properties L.P., 3.60%, 5/15/23	90	87
5.25%, 2/15/24	100	106

DDR Corp., 3.50%, 1/15/21	150	152
3.38%, 5/15/23	115	111

Digital Realty Trust L.P., 5.25%, 3/15/21	150	163
3.63%, 10/1/22	250	255

Duke Realty L.P., 4.38%, 6/15/22	100	106

EPR Properties, 7.75%, 7/15/20	50	57
5.75%, 8/15/22	100	108

Equity Commonwealth, 5.88%, 9/15/20	100	107

Equity One, Inc., 3.75%, 11/15/22	100	103

ERP Operating L.P., 4.75%, 7/15/20	335	358
4.63%, 12/15/21	111	120
4.50%, 6/1/45	55	56

Essex Portfolio L.P., 3.25%, 5/1/23	50	50
3.88%, 5/1/24	200	204

Federal Realty Investment Trust, 3.00%, 8/1/22	25	25

HCP, Inc., 3.15%, 8/1/22	100	100
4.25%, 11/15/23	90	93
3.88%, 8/15/24	860	865
3.40%, 2/1/25	200	194

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Real Estate – 0.5% – continued

Healthcare Realty Trust, Inc., 5.75%, 1/15/21	$200	$219

Highwoods Realty L.P., 3.63%, 1/15/23	100	101

Hospitality Properties Trust, 4.50%, 3/15/25	365	366

Host Hotels & Resorts L.P., 4.00%, 6/15/25	215	215

Kilroy Realty L.P., 3.80%, 1/15/23	200	205

Kimco Realty Corp., 3.20%, 5/1/21	240	243

Lexington Realty Trust, 4.40%, 6/15/24	200	198

Liberty Property L.P., 4.13%, 6/15/22	250	262
4.40%, 2/15/24	80	84

Mid-America Apartments L.P., 3.75%, 6/15/24	100	102

National Retail Properties, Inc., 3.80%, 10/15/22	100	103
3.30%, 4/15/23	100	100

Piedmont Operating Partnership L.P., 4.45%, 3/15/24	100	102

Realty Income Corp., 3.25%, 10/15/22	265	268
4.65%, 8/1/23	185	199

Senior Housing Properties Trust, 3.25%, 5/1/19	75	75
4.75%, 5/1/24	125	128

Simon Property Group L.P., 2.75%, 2/1/23	100	99
3.38%, 10/1/24	90	91
3.25%, 11/30/26	910	892

UDR, Inc., 4.63%, 1/10/22	165	176

Ventas Realty L.P., 5.70%, 9/30/43	100	113

Ventas Realty L.P./Ventas Capital Corp., 4.25%, 3/1/22	395	416
3.25%, 8/15/22	320	322

Vornado Realty L.P., 5.00%, 1/15/22	160	173

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Real Estate – 0.5% – continued

Washington Real Estate Investment Trust, 4.95%, 10/1/20	$215	$228

Welltower, Inc., 4.13%, 4/1/19	75	77
5.13%, 3/15/43	150	157

Weyerhaeuser Co., 4.63%, 9/15/23	185	200
6.88%, 12/15/33	740	902
		12,447

Refining & Marketing – 0.1%

Marathon Petroleum Corp., 3.63%, 9/15/24	305	300
6.50%, 3/1/41	256	283

Phillips 66, 4.65%, 11/15/34	395	400
5.88%, 5/1/42	305	349

Valero Energy Corp., 9.38%, 3/15/19	100	114
7.50%, 4/15/32	765	972
10.50%, 3/15/39	325	510
		2,928

Restaurants – 0.2%

McDonald’s Corp., 2.20%, 5/26/20	1,890	1,893
3.63%, 5/20/21	200	209
6.30%, 10/15/37	505	628
3.70%, 2/15/42	100	90

Starbucks Corp., 2.10%, 2/4/21	540	541
3.85%, 10/1/23	200	215
4.30%, 6/15/45	200	212
		3,788

Retail – Consumer Discretionary – 0.6%

Amazon.com, Inc., 2.60%, 12/5/19	530	541
2.50%, 11/29/22	150	149
3.80%, 12/5/24	1,000	1,059
4.80%, 12/5/34	1,050	1,163

AutoZone, Inc., 7.13%, 8/1/18	1,000	1,070
4.00%, 11/15/20	250	263

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Retail – Consumer Discretionary – 0.6% – continued

2.50%, 4/15/21	$95	$94
3.70%, 4/15/22	55	57
3.13%, 7/15/23	135	134

eBay, Inc., 2.20%, 8/1/19	100	100
2.60%, 7/15/22	500	493
4.00%, 7/15/42	235	200

Home Depot (The), Inc., 2.25%, 9/10/18	65	66
4.40%, 4/1/21	250	271
2.63%, 6/1/22	475	479
2.70%, 4/1/23	125	126
3.00%, 4/1/26	170	170
2.13%, 9/15/26	275	255
5.88%, 12/16/36	350	443
5.40%, 9/15/40	500	600
5.95%, 4/1/41	405	518
4.88%, 2/15/44	405	459

Lowe’s Cos.,Inc., 4.63%, 4/15/20	100	107
3.80%, 11/15/21	500	528
3.12%, 4/15/22	500	516
3.88%, 9/15/23	400	425
3.13%, 9/15/24	150	153
5.80%, 10/15/36	100	122
5.80%, 4/15/40	350	427
5.13%, 11/15/41	50	57
4.65%, 4/15/42	50	53
3.70%, 4/15/46	250	232

QVC, Inc., 4.45%, 2/15/25	415	403
5.45%, 8/15/34	450	415

TJX (The) Cos., Inc., 2.75%, 6/15/21	150	153
2.50%, 5/15/23	705	694
2.25%, 9/15/26	1,000	918
		13,913

Retail – Consumer Staples – 0.1%

Bunge Ltd. Finance Corp., 8.50%, 6/15/19	310	351
3.25%, 8/15/26	715	691

Sysco Corp., 2.60%, 10/1/20	1,080	1,089

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Retail – Consumer Staples – 0.1% – continued

2.60%, 6/12/22	$95	$93
3.30%, 7/15/26	120	118
6.63%, 3/17/39	200	252
		2,594

Semiconductors – 0.3%

Altera Corp., 2.50%, 11/15/18	20	20
4.10%, 11/15/23	1,340	1,446

Applied Materials, Inc., 3.90%, 10/1/25	500	528
5.85%, 6/15/41	100	122

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 1/15/22 (6)	900	899

Intel Corp., 2.70%, 12/15/22	80	80
3.70%, 7/29/25	815	852
4.00%, 12/15/32	150	157
4.80%, 10/1/41	250	277
4.90%, 7/29/45	730	819

KLA-Tencor Corp., 4.65%, 11/1/24	300	319

Maxim Integrated Products, Inc., 3.38%, 3/15/23	50	50

QUALCOMM, Inc., 3.00%, 5/20/22	100	101
3.45%, 5/20/25	1,000	1,015
4.65%, 5/20/35	760	791

Texas Instruments, Inc., 1.00%, 5/1/18	300	299
		7,775

Software & Services – 1.1%

Autodesk, Inc., 3.60%, 12/15/22	500	509

CA, Inc., 2.88%, 8/15/18	80	81
4.50%, 8/15/23	250	261

Computer Sciences Corp., 4.45%, 9/15/22	200	210

Equifax, Inc., 3.30%, 12/15/22	365	370

Hewlett Packard Enterprise Co., 4.40%, 10/15/22	830	869

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Software & Services – 1.1% – continued

4.90%, 10/15/25	$1,445	$1,501
6.35%, 10/15/45	200	206

International Business Machines Corp., 7.63%, 10/15/18	1,045	1,139
2.25%, 2/19/21	1,000	1,005
2.90%, 11/1/21	235	241
3.63%, 2/12/24	785	822
7.00%, 10/30/25	385	494
3.45%, 2/19/26	490	502
6.50%, 1/15/28	100	127
5.60%, 11/30/39	275	339

Microsoft Corp., 1.00%, 5/1/18	100	100
4.20%, 6/1/19	250	264
2.00%, 11/3/20	330	331
1.55%, 8/8/21	105	102
2.65%, 11/3/22	970	979
2.00%, 8/8/23	765	736
3.63%, 12/15/23	335	353
2.88%, 2/6/24	60	60
3.13%, 11/3/25	390	394
2.40%, 8/8/26	1,955	1,850
4.20%, 11/3/35	40	42
4.10%, 2/6/37	130	134
4.50%, 10/1/40	890	958
3.50%, 11/15/42	150	136
4.88%, 12/15/43	365	409
4.45%, 11/3/45	360	380
3.70%, 8/8/46	950	892
4.00%, 2/12/55	350	331
3.95%, 8/8/56	335	313

Moody’s Corp., 4.88%, 2/15/24	250	273

Oracle Corp., 5.75%, 4/15/18	5	5
5.00%, 7/8/19	15	16
2.25%, 10/8/19	30	30
1.90%, 9/15/21	50	49
2.50%, 5/15/22	280	279
2.40%, 9/15/23	1,940	1,888
3.40%, 7/8/24	2,075	2,130
2.95%, 5/15/25	1,000	987
2.65%, 7/15/26	2,255	2,147

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Software & Services – 1.1% – continued

4.30%, 7/8/34	$10	$10
6.13%, 7/8/39	290	367
5.38%, 7/15/40	470	546
4.00%, 7/15/46	500	477
4.38%, 5/15/55	25	24

S&P Global, Inc., 6.55%, 11/15/37	100	120
		26,788

Supermarkets & Pharmacies – 0.4%

CVS Health Corp., 1.90%, 7/20/18	215	215
2.25%, 8/12/19	95	96
4.13%, 5/15/21	100	106
2.75%, 12/1/22	850	841
3.88%, 7/20/25	2,138	2,203
5.30%, 12/5/43	750	838
5.13%, 7/20/45	330	364

Kroger (The) Co., 6.15%, 1/15/20	25	28
2.95%, 11/1/21	660	664
3.40%, 4/15/22	400	409
2.65%, 10/15/26	1,135	1,045
7.50%, 4/1/31	200	267
6.90%, 4/15/38	100	130

Walgreen Co., 5.25%, 1/15/19	131	138

Walgreens Boots Alliance, Inc., 2.70%, 11/18/19	100	101
2.60%, 6/1/21	1,500	1,502
3.45%, 6/1/26	375	367
4.50%, 11/18/34	50	50
4.65%, 6/1/46	635	632
		9,996

Tobacco – 0.3%

Altria Group, Inc., 9.25%, 8/6/19	56	65
4.75%, 5/5/21	725	785
2.85%, 8/9/22	100	100
2.95%, 5/2/23	100	100
2.63%, 9/16/26	95	90
4.25%, 8/9/42	135	132
4.50%, 5/2/43	250	254
5.38%, 1/31/44	370	422

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Tobacco – 0.3% – continued

3.88%, 9/16/46	$440	$408

Philip Morris International, Inc., 5.65%, 5/16/18	875	915
1.38%, 2/25/19	130	129
4.50%, 3/26/20	250	267
4.13%, 5/17/21	250	265
2.90%, 11/15/21	300	304
2.63%, 3/6/23	100	98
3.38%, 8/11/25	250	252
6.38%, 5/16/38	280	356
3.88%, 8/21/42	150	140
4.13%, 3/4/43	100	96
4.88%, 11/15/43	100	108
4.25%, 11/10/44	350	346

Reynolds American, Inc., 3.25%, 6/12/20	861	883
7.25%, 6/15/37	500	663
6.15%, 9/15/43	65	78
5.85%, 8/15/45	310	364
		7,620

Transportation & Logistics – 0.2%

Cummins, Inc., 4.88%, 10/1/43	90	100

FedEx Corp., 8.00%, 1/15/19	290	320
2.30%, 2/1/20	250	252
2.70%, 4/15/23	685	674
4.00%, 1/15/24	100	106
3.90%, 2/1/35	100	96
3.88%, 8/1/42	50	46
4.10%, 4/15/43	50	46

JB Hunt Transport Services, Inc., 3.85%, 3/15/24	95	98

PACCAR Financial Corp., 1.75%, 8/14/18	100	100
2.20%, 9/15/19	100	101
2.25%, 2/25/21	250	250

Ryder System, Inc., 2.55%, 6/1/19	135	136
2.65%, 3/2/20	900	906

United Parcel Service of America, Inc., 8.38%, 4/1/20	50	59

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Transportation & Logistics – 0.2% – continued

United Parcel Service, Inc., 2.45%, 10/1/22	$160	$160
6.20%, 1/15/38	160	209
3.63%, 10/1/42	105	99
3.40%, 11/15/46	290	264
		4,022

Travel & Lodging – 0.1%

Hyatt Hotels Corp., 3.38%, 7/15/23	1,430	1,441

Marriott International, Inc., 6.75%, 5/15/18	200	211
3.00%, 3/1/19	250	254
3.38%, 10/15/20	125	129
3.13%, 10/15/21	750	763
3.25%, 9/15/22	50	50
3.13%, 2/15/23	150	149
3.13%, 6/15/26	130	125

Wyndham Worldwide Corp., 4.25%, 3/1/22	100	104
4.50%, 4/1/27	70	71
		3,297

Utilities – 2.3%

Alabama Power Co., 6.13%, 5/15/38	50	61
5.50%, 3/15/41	150	175
4.10%, 1/15/42	730	708
3.85%, 12/1/42	60	58

Ameren Illinois Co., 2.70%, 9/1/22	500	503
3.25%, 3/1/25	500	509

American Water Capital Corp., 3.40%, 3/1/25	35	36
6.59%, 10/15/37	125	169
4.30%, 12/1/42	75	78

Appalachian Power Co., 4.60%, 3/30/21	250	268
6.38%, 4/1/36	1,000	1,230
7.00%, 4/1/38	75	101

Arizona Public Service Co., 8.75%, 3/1/19	250	282
4.50%, 4/1/42	230	244
4.70%, 1/15/44	100	107

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Utilities – 2.3% – continued

Atmos Energy Corp., 4.15%, 1/15/43	$250	$254
4.13%, 10/15/44	75	75

Baltimore Gas & Electric Co., 3.50%, 11/15/21	275	286
2.40%, 8/15/26	130	121

Berkshire Hathaway Energy Co., 2.40%, 2/1/20	150	151
6.13%, 4/1/36	600	749
6.50%, 9/15/37	200	260

CenterPoint Energy Houston Electric LLC, 2.25%, 8/1/22	105	103
3.00%, 2/1/27	150	148
4.50%, 4/1/44	50	55

CenterPoint Energy Resources Corp., 6.00%, 5/15/18	85	88
6.63%, 11/1/37	50	61
5.85%, 1/15/41	50	59

CMS Energy Corp., 6.25%, 2/1/20	200	221
3.00%, 5/15/26	40	38
4.70%, 3/31/43	301	309

Commonwealth Edison Co., 6.45%, 1/15/38	200	262
3.80%, 10/1/42	90	87
4.60%, 8/15/43	100	108

Connecticut Light & Power (The) Co., 2.50%, 1/15/23	420	415
4.30%, 4/15/44	15	15

Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	250	268
3.30%, 12/1/24	185	188
5.30%, 3/1/35	150	171
5.85%, 3/15/36	100	122
6.20%, 6/15/36	200	253
6.75%, 4/1/38	100	135
5.50%, 12/1/39	85	101
5.70%, 6/15/40	450	550
4.45%, 3/15/44	100	105

Consolidated Edison, Inc., 2.00%, 5/15/21	85	83

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Utilities – 2.3% – continued

Constellation Energy Group, Inc., 7.60%, 4/1/32	$100	$131

Dominion Gas Holdings LLC, 2.50%, 12/15/19	280	283

Dominion Resources, Inc., 6.40%, 6/15/18	20	21
2.50%, 12/1/19	90	91
5.25%, 8/1/33	250	272
5.95%, 6/15/35	750	877
7.00%, 6/15/38	20	26
4.90%, 8/1/41	35	37
4.05%, 9/15/42	100	94

DTE Electric Co., 5.60%, 6/15/18	125	131
2.65%, 6/15/22	160	160
6.63%, 6/1/36	200	263
5.70%, 10/1/37	50	61
3.95%, 6/15/42	100	98

DTE Energy Co., 6.38%, 4/15/33	50	61

Duke Energy Carolinas LLC, 5.10%, 4/15/18	65	67
3.90%, 6/15/21	50	53
6.45%, 10/15/32	106	137
6.10%, 6/1/37	150	186
6.00%, 1/15/38	35	44
6.05%, 4/15/38	175	224
3.75%, 6/1/45	350	334

Duke Energy Corp., 6.25%, 6/15/18	100	105
3.75%, 4/15/24	100	103
3.75%, 9/1/46	120	108

Duke Energy Florida LLC, 5.65%, 6/15/18	225	236
3.10%, 8/15/21	25	26
6.35%, 9/15/37	50	66
6.40%, 6/15/38	285	378
3.40%, 10/1/46	290	260

Duke Energy Florida Project Finance LLC, 2.54%, 9/1/29	400	384

Duke Energy Indiana LLC, 6.35%, 8/15/38	25	33
6.45%, 4/1/39	225	299

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Utilities – 2.3% – continued

4.20%, 3/15/42	$100	$101
4.90%, 7/15/43	1,000	1,122

Duke Energy Ohio, Inc., 3.80%, 9/1/23	130	137

Duke Energy Progress LLC, 5.30%, 1/15/19	150	159
3.00%, 9/15/21	150	153
2.80%, 5/15/22	100	101
4.10%, 3/15/43	200	200

Entergy Arkansas, Inc., 3.05%, 6/1/23	250	251

Entergy Louisiana LLC, 6.50%, 9/1/18	100	106
5.40%, 11/1/24	150	171
3.05%, 6/1/31	950	900

Entergy Texas, Inc., 7.13%, 2/1/19	250	272

Eversource Energy, 2.80%, 5/1/23	105	104
3.15%, 1/15/25	100	99

Exelon Corp., 5.63%, 6/15/35	75	86

Florida Power & Light Co., 5.65%, 2/1/37	335	411
5.95%, 2/1/38	150	192
5.96%, 4/1/39	250	320
5.69%, 3/1/40	400	495
4.13%, 2/1/42	250	258
4.05%, 6/1/42	100	102

Georgia Power Co., 4.25%, 12/1/19	500	527
2.40%, 4/1/21	75	75
2.85%, 5/15/22	100	101
5.40%, 6/1/40	250	279
4.30%, 3/15/42	60	58
4.30%, 3/15/43	100	96

Great Plains Energy, Inc., 5.29%, 6/15/22 (2)	220	240

Interstate Power & Light Co., 4.70%, 10/15/43	50	53

Kansas City Power & Light Co., 3.15%, 3/15/23	500	503
5.30%, 10/1/41	50	53

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Utilities – 2.3% – continued

KeySpan Corp., 5.80%, 4/1/35	$425	$483

Louisville Gas & Electric Co., 4.38%, 10/1/45	475	496

MidAmerican Energy Co., 3.50%, 10/15/24	100	104
4.80%, 9/15/43	100	112
4.40%, 10/15/44	150	159

Midamerican Funding LLC, 6.93%, 3/1/29	50	66

Mississippi Power Co., 4.25%, 3/15/42	355	304

National Fuel Gas Co., 4.90%, 12/1/21	150	159
3.75%, 3/1/23	250	248

Nevada Power Co., 6.65%, 4/1/36	100	132
6.75%, 7/1/37	1,000	1,334
5.45%, 5/15/41	35	41

NextEra Energy Capital Holdings, Inc., 6.65%, 6/15/67 (1)	25	22

NiSource Finance Corp., 5.45%, 9/15/20	200	219
5.95%, 6/15/41	100	120
5.25%, 2/15/43	100	110
4.80%, 2/15/44	80	84

Northern States Power Co., 6.25%, 6/1/36	100	129
5.35%, 11/1/39	1,065	1,282

NSTAR Electric Co., 2.38%, 10/15/22	100	98

Oglethorpe Power Corp., 5.38%, 11/1/40	150	168
4.20%, 12/1/42	50	47
4.55%, 6/1/44	260	257

Ohio Power Co., 6.60%, 2/15/33	100	124

Oklahoma Gas & Electric Co., 4.55%, 3/15/44	65	68

Oncor Electric Delivery Co. LLC, 6.80%, 9/1/18	225	241
4.10%, 6/1/22	250	266
7.25%, 1/15/33	200	273

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Utilities – 2.3% – continued

7.50%, 9/1/38	$145	$210

Pacific Gas & Electric Co., 4.25%, 5/15/21	432	460
3.25%, 9/15/21	45	46
2.45%, 8/15/22	100	98
3.75%, 2/15/24	1,000	1,046
6.05%, 3/1/34	550	689
5.80%, 3/1/37	100	123
5.40%, 1/15/40	160	189
3.75%, 8/15/42	50	48
4.60%, 6/15/43	125	134
4.30%, 3/15/45	250	257

PacifiCorp, 2.95%, 2/1/22	100	102
5.25%, 6/15/35	50	58
6.10%, 8/1/36	200	255
6.25%, 10/15/37	275	356
6.00%, 1/15/39	60	76

PECO Energy Co., 4.80%, 10/15/43	100	110

Potomac Electric Power Co., 3.60%, 3/15/24	150	155

PPL Capital Funding, Inc., 4.20%, 6/15/22	50	53
3.50%, 12/1/22	1,035	1,059
5.00%, 3/15/44	100	106

PPL Electric Utilities Corp., 3.00%, 9/15/21	500	512
2.50%, 9/1/22	50	49
6.25%, 5/15/39	275	355
5.20%, 7/15/41	35	40
4.13%, 6/15/44	100	101

Progress Energy, Inc., 7.75%, 3/1/31	50	70

PSEG Power LLC, 2.45%, 11/15/18	35	35
3.00%, 6/15/21	315	317

Public Service Co. of Colorado, 3.20%, 11/15/20	1,000	1,034
2.25%, 9/15/22	100	98
2.50%, 3/15/23	150	147

Public Service Co. of Oklahoma, 4.40%, 2/1/21	50	53

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Utilities – 2.3% – continued

6.63%, 11/15/37	$125	$160

Public Service Electric & Gas Co., 5.30%, 5/1/18	575	598
2.30%, 9/15/18	165	167
3.00%, 5/15/25	500	501
5.38%, 11/1/39	250	296
3.95%, 5/1/42	50	50
3.65%, 9/1/42	30	29

Puget Energy, Inc., 3.65%, 5/15/25	500	496

Puget Sound Energy, Inc.,
5.48%, 6/1/35	25	29
6.27%, 3/15/37	75	95
5.80%, 3/15/40	250	307
5.64%, 4/15/41	80	98

San Diego Gas & Electric Co., 3.00%, 8/15/21	65	67
3.60%, 9/1/23	200	209
6.13%, 9/15/37	50	64
4.50%, 8/15/40	150	162
3.95%, 11/15/41	100	99
4.30%, 4/1/42	150	155

SCANA Corp., 4.75%, 5/15/21	75	78
4.13%, 2/1/22	135	137

Sempra Energy, 6.15%, 6/15/18	400	421
2.40%, 3/15/20	250	251
2.88%, 10/1/22	60	60
6.00%, 10/15/39	250	298

Sierra Pacific Power Co., 3.38%, 8/15/23	160	164

South Carolina Electric & Gas Co., 5.25%, 11/1/18	116	122
6.05%, 1/15/38	265	310
4.35%, 2/1/42	115	110
5.10%, 6/1/65	50	52

Southern (The) Co., 2.45%, 9/1/18	35	35
2.35%, 7/1/21	2,000	1,964
3.25%, 7/1/26	1,000	954

Southern California Edison Co., 5.50%, 8/15/18	100	105

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Utilities – 2.3% – continued

3.88%, 6/1/21	$150	$159
2.40%, 2/1/22	180	179
6.65%, 4/1/29	300	377
6.00%, 1/15/34	100	125
5.35%, 7/15/35	586	687
5.55%, 1/15/37	275	329
5.95%, 2/1/38	100	127
6.05%, 3/15/39	50	64
5.50%, 3/15/40	150	182
3.90%, 3/15/43	150	149

Southern California Gas Co., 5.75%, 11/15/35	150	182
3.75%, 9/15/42	575	559

Southern Co. Gas Capital Corp., 3.50%, 9/15/21	1,150	1,186
5.88%, 3/15/41	100	117

Southern Power Co., 2.38%, 6/1/20	155	155
5.25%, 7/15/43	60	62

Southwestern Electric Power Co., 3.55%, 2/15/22	150	154
2.75%, 10/1/26	130	123
6.20%, 3/15/40	200	249

Southwestern Public Service Co., 6.00%, 10/1/36	100	121

Tampa Electric Co., 2.60%, 9/15/22	220	216
4.10%, 6/15/42	50	49

Union Electric Co., 3.90%, 9/15/42	50	50

Virginia Electric & Power Co., 5.40%, 4/30/18	425	441
2.95%, 1/15/22	95	97
6.00%, 1/15/36	37	46
6.00%, 5/15/37	15	19
8.88%, 11/15/38	300	486
4.65%, 8/15/43	150	163
4.45%, 2/15/44	75	79

Westar Energy, Inc., 4.13%, 3/1/42	215	217
4.10%, 4/1/43	60	60
4.63%, 9/1/43	150	159

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Utilities – 2.3% – continued

Western Massachusetts Electric Co., 3.50%, 9/15/21	$85	$88

Wisconsin Electric Power Co., 5.70%, 12/1/36	150	184

Wisconsin Power & Light Co., 2.25%, 11/15/22	300	290
4.10%, 10/15/44	100	99

Wisconsin Public Service Corp., 4.75%, 11/1/44	100	111

Xcel Energy, Inc., 4.70%, 5/15/20	100	106
6.50%, 7/1/36	100	126
		56,346

Waste & Environment Services & Equipment – 0.1%

Republic Services, Inc., 3.80%, 5/15/18	165	169
5.50%, 9/15/19	220	238
5.00%, 3/1/20	400	432
5.25%, 11/15/21	500	557
3.55%, 6/1/22	100	104
3.20%, 3/15/25	290	289

Waste Management, Inc., 2.90%, 9/15/22	110	112
3.13%, 3/1/25	1,000	1,005
3.90%, 3/1/35	125	124
4.10%, 3/1/45	500	500
		3,530

Wireless Telecommunications Services – 0.9%

AT&T, Inc., 2.80%, 2/17/21	310	311
3.80%, 3/1/24	655	665
3.90%, 3/11/24	30	31
4.45%, 4/1/24	1,125	1,179
3.40%, 5/15/25	2,030	1,961
4.13%, 2/17/26	905	918
4.25%, 3/1/27	725	733
6.35%, 3/15/40	45	51
6.00%, 8/15/40	1,095	1,200
5.35%, 9/1/40	333	342
5.55%, 8/15/41	170	180
5.15%, 3/15/42	145	144
4.80%, 6/15/44	250	234
4.50%, 3/9/48	1,406	1,250

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 24.5% – continued

Wireless Telecommunications Services – 0.9% – continued

New Cingular Wireless Services, Inc., 8.75%, 3/1/31	$400	$562

Verizon Communications, Inc., 4.50%, 9/15/20	500	532
4.60%, 4/1/21	10	11
3.00%, 11/1/21	365	366
3.50%, 11/1/21	15	15
5.15%, 9/15/23	1,645	1,811
4.15%, 3/15/24	1,210	1,254
2.63%, 8/15/26	1,360	1,242
5.05%, 3/15/34	35	36
4.40%, 11/1/34	85	80
4.81%, 3/15/39 (6)	1,149	1,119
5.01%, 4/15/49 (6)	3,814	3,704
5.01%, 8/21/54	1,150	1,091
4.67%, 3/15/55	1,065	951
		21,973

Wireline Telecommunications Services – 0.1%

Pacific Bell Telephone Co., 7.13%, 3/15/26	1,390	1,694

Qwest Corp., 6.88%, 9/15/33	98	98
		1,792
Total Corporate Bonds
(Cost $599,942)		612,116

FOREIGN ISSUER BONDS – 9.0%

Advertising & Marketing – 0.0%

WPP Finance 2010, 3.63%, 9/7/22	100	102

Auto Parts Manufacturing – 0.0%

Delphi Automotive PLC, 4.25%, 1/15/26	1,000	1,044

Banks – 1.0%

Australia & New Zealand Banking Group Ltd., 2.25%, 6/13/19	500	503
2.30%, 6/1/21	250	247

Barclays Bank PLC, 5.14%, 10/14/20	500	535

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Banks – 1.0% – continued

BNP Paribas/BNP Paribas U.S. Medium-Term Note Program LLC, 3.25%, 3/3/23	$250	$252

BPCE S.A., 2.50%, 7/15/19	500	502
2.65%, 2/3/21	250	249
4.00%, 4/15/24	250	259

Commonwealth Bank of Australia, 2.50%, 9/20/18	250	253
2.25%, 3/13/19	250	252
2.30%, 3/12/20	1,000	1,002

Cooperatieve Rabobank U.A., 1.38%, 8/9/19	500	493
4.50%, 1/11/21	1,000	1,072
3.88%, 2/8/22	750	790
3.95%, 11/9/22	250	257
3.38%, 5/21/25	500	505
5.75%, 12/1/43	250	287

Credit Suisse A.G., 1.70%, 4/27/18	500	499
5.30%, 8/13/19	1,000	1,072
5.40%, 1/14/20	500	536
3.00%, 10/29/21	1,250	1,261
3.63%, 9/9/24	750	761

Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26	650	672
4.88%, 5/15/45	500	509

Deutsche Bank A.G., 2.50%, 2/13/19	250	250

Lloyds Banking Group PLC, 3.00%, 1/11/22	675	671

National Australia Bank Ltd., 1.88%, 7/23/18	250	251
2.00%, 1/14/19	500	501
2.25%, 1/10/20	500	501

Santander UK PLC, 3.05%, 8/23/18	200	203
2.50%, 3/14/19	90	91
2.38%, 3/16/20	750	752
4.00%, 3/13/24	250	262

Skandinaviska Enskilda Banken AB, 1.88%, 9/13/21	980	950

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Banks – 1.0% – continued

Sumitomo Mitsui Banking Corp., 2.50%, 7/19/18	$250	$252
2.25%, 7/11/19	785	786
2.45%, 1/16/20	510	512
3.00%, 1/18/23	210	210
3.65%, 7/23/25	500	512

Svenska Handelsbanken AB, 2.50%, 1/25/19	250	253
2.45%, 3/30/21	250	249
1.88%, 9/7/21	275	267

Toronto-Dominion Bank (The), 1.40%, 4/30/18	165	165
1.75%, 7/23/18	370	371
2.63%, 9/10/18	200	203
2.25%, 11/5/19	270	272
2.13%, 4/7/21	2,000	1,982

Westpac Banking Corp., 2.25%, 7/30/18	250	252
2.25%, 1/17/19	250	252
4.88%, 11/19/19	250	267
2.30%, 5/26/20	350	350
2.10%, 5/13/21	365	358
2.00%, 8/19/21	250	244
2.70%, 8/19/26	1,000	951
		25,908

Chemicals – 0.2%

Agrium, Inc., 3.15%, 10/1/22	200	201
3.38%, 3/15/25	1,135	1,120
7.13%, 5/23/36	100	128
6.13%, 1/15/41	100	117
5.25%, 1/15/45	250	271

LYB International Finance B.V., 4.00%, 7/15/23	185	193
5.25%, 7/15/43	565	611

LyondellBasell Industries N.V., 5.00%, 4/15/19	700	737
4.63%, 2/26/55	35	33

Potash Corp. of Saskatchewan, Inc., 4.88%, 3/30/20	100	106

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Chemicals – 0.2% – continued
3.00%, 4/1/25	$180	$172
5.88%, 12/1/36	50	57
5.63%, 12/1/40	250	280
		4,026

Commercial Finance – 0.0%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95%, 2/1/22	250	257

Communications Equipment – 0.0%

Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	150	153

Diversified Banks – 0.8%

Bank of Montreal, 1.45%, 4/9/18	250	250
1.80%, 7/31/18	550	551
2.38%, 1/25/19	35	35
1.50%, 7/18/19	335	332
2.10%, 12/12/19	180	181
2.55%, 11/6/22	300	298

Bank of Nova Scotia (The), 2.05%, 6/5/19	700	702
2.13%, 9/11/19	225	226
1.85%, 4/14/20	200	198
4.38%, 1/13/21	250	267
2.45%, 3/22/21	735	735
1.88%, 4/26/21	387	379

Barclays PLC, 3.25%, 1/12/21	1,000	1,007
3.20%, 8/10/21	725	725
3.65%, 3/16/25	700	682
5.25%, 8/17/45	200	209

BNP Paribas S.A., 2.45%, 3/17/19	110	111
5.00%, 1/15/21	1,000	1,083

HSBC Holdings PLC, 5.10%, 4/5/21	1,100	1,194
2.95%, 5/25/21	1,600	1,608
4.88%, 1/14/22	500	542
4.00%, 3/30/22	500	524
6.50%, 9/15/37	300	370
6.80%, 6/1/38	150	192
5.25%, 3/14/44	1,000	1,081

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Diversified Banks – 0.8% – continued

Mitsubishi UFJ Financial Group, Inc., 2.19%, 9/13/21	$820	$803

Mizuho Financial Group, Inc., 2.27%, 9/13/21	470	459

Royal Bank of Canada, 2.20%, 7/27/18	350	352
1.80%, 7/30/18	250	250
2.00%, 10/1/18	320	322
2.15%, 3/15/19	500	503
1.63%, 4/15/19	250	249
2.20%, 9/23/19	275	276
1.88%, 2/5/20	325	323
2.15%, 3/6/20	500	500
2.10%, 10/14/20	250	249
2.50%, 1/19/21	200	201
2.30%, 3/22/21	250	250

Societe Generale S.A., 2.63%, 10/1/18	250	252

Sumitomo Mitsui Financial Group, Inc., 2.06%, 7/14/21	495	482
2.63%, 7/14/26	1,000	932
		19,885

Electrical Equipment Manufacturing – 0.1%

Johnson Controls International PLC, 5.00%, 3/30/20	155	166
5.70%, 3/1/41	250	284
4.63%, 7/2/44 (2)	465	477

Tyco Electronics Group S.A., 3.50%, 2/3/22	125	129
7.13%, 10/1/37	50	66
		1,122

Exploration & Production – 0.2%

Burlington Resources Finance Co., 7.20%, 8/15/31	320	421
7.40%, 12/1/31	120	162

Canadian Natural Resources Ltd., 1.75%, 1/15/18	80	80
3.45%, 11/15/21	665	675
3.80%, 4/15/24	175	176
3.90%, 2/1/25	760	766
7.20%, 1/15/32	15	18
6.45%, 6/30/33	135	153
6.75%, 2/1/39	200	234

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Exploration & Production – 0.2% – continued

CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	$250	$244

ConocoPhillips Canada Funding Co. I, 5.95%, 10/15/36	220	262

Encana Corp., 6.63%, 8/15/37	180	202

Nexen Energy ULC, 6.20%, 7/30/19	215	233
7.88%, 3/15/32	75	103
5.88%, 3/10/35	210	246
6.40%, 5/15/37	390	483
		4,458

Financial Services – 0.3%

GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25	500	513
4.42%, 11/15/35	3,000	3,168

Invesco Finance PLC, 4.00%, 1/30/24	100	105

Nomura Holdings, Inc., 6.70%, 3/4/20	386	429

UBS A.G., 2.38%, 8/14/19	2,000	2,013
4.88%, 8/4/20	400	431
		6,659

Food & Beverage – 0.0%

Diageo Capital PLC, 1.13%, 4/29/18	275	274
3.88%, 4/29/43	175	170
		444

Government Development Banks – 0.9%

Export Development Canada, 1.50%, 10/3/18	250	250
1.50%, 5/26/21	1,000	980

Export-Import Bank of Korea, 4.00%, 1/29/21	1,000	1,046
2.63%, 5/26/26	1,000	956

Japan Bank for International Cooperation, 1.75%, 11/13/18	500	499
1.75%, 5/29/19	1,000	994
1.88%, 4/20/21	800	783

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Government Development Banks – 0.9% – continued

Korea Development Bank (The), 3.00%, 3/17/19	$200	$204
3.00%, 9/14/22	215	217

Kreditanstalt fuer Wiederaufbau, 1.88%, 4/1/19	1,000	1,007
1.75%, 10/15/19	1,000	1,003
4.00%, 1/27/20	1,500	1,594
1.88%, 6/30/20	3,000	3,007
2.75%, 9/8/20	500	515
2.75%, 10/1/20	1,000	1,029
2.63%, 1/25/22	900	920
2.00%, 10/4/22	250	246
2.13%, 1/17/23	1,000	991
2.00%, 5/2/25	1,500	1,450
0.00%, 4/18/36 (7)	500	276

Landwirtschaftliche Rentenbank, 1.00%, 4/4/18	500	499
1.88%, 9/17/18	200	201
1.38%, 10/23/19	140	139
2.38%, 6/10/25	1,000	987

Oesterreichische Kontrollbank A.G., 1.63%, 3/12/19	300	300
1.13%, 4/26/19	350	346
1.75%, 1/24/20	85	85
2.38%, 10/1/21	1,000	1,008

Svensk Exportkredit AB, 1.88%, 6/23/20	500	499
1.75%, 3/10/21	500	493
		22,524

Government Local – 0.0%

Japan Finance Organization for Municipalities, 4.00%, 1/13/21	500	526

Government Regional – 0.3%

Hydro-Quebec, 9.40%, 2/1/21	200	247

Province of British Columbia Canada, 2.65%, 9/22/21	150	153
2.00%, 10/23/22	300	294
7.25%, 9/1/36	175	264

Province of Manitoba Canada, 1.75%, 5/30/19	100	100
9.25%, 4/1/20	150	178

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Government Regional – 0.3% – continued

2.10%, 9/6/22	$100	$99

Province of Nova Scotia Canada, 8.25%, 7/30/22	350	435

Province of Ontario Canada, 1.65%, 9/27/19	250	249
4.00%, 10/7/19	835	879
4.40%, 4/14/20	500	536
2.45%, 6/29/22	500	502
2.50%, 4/27/26	500	489

Province of Quebec Canada, 4.63%, 5/14/18	350	362
2.75%, 8/25/21	100	102
2.63%, 2/13/23	875	883
7.50%, 7/15/23	300	376
7.13%, 2/9/24	100	125
2.88%, 10/16/24	250	253
7.50%, 9/15/29	375	533

Province of Saskatchewan Canada, 8.50%, 7/15/22	200	253
		7,312

Hardware – 0.0%

Seagate HDD Cayman, 4.88%, 6/1/27	370	346
5.75%, 12/1/34	142	129
		475

Integrated Oils – 1.0%

BP Capital Markets PLC, 4.75%, 3/10/19	155	163
2.52%, 1/15/20	290	294
3.99%, 9/26/23	1,270	1,334
3.22%, 11/28/23	1,030	1,035
3.81%, 2/10/24	540	560
3.54%, 11/4/24	650	658

CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	300	313

Ecopetrol S.A., 4.13%, 1/16/25	1,000	969

Husky Energy, Inc., 6.15%, 6/15/19	50	54
7.25%, 12/15/19	10	11
4.00%, 4/15/24	100	102

Petro-Canada, 6.05%, 5/15/18	50	52

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Integrated Oils – 1.0% – continued

5.95%, 5/15/35	$430	$504
6.80%, 5/15/38	130	167

Petroleos Mexicanos, 3.50%, 7/18/18	85	86
3.50%, 7/23/20	2,900	2,925
5.50%, 1/21/21	570	603
4.88%, 1/24/22	3,015	3,102
3.50%, 1/30/23	75	71
6.50%, 3/13/27 (6)	985	1,060
6.63%, 6/15/35	200	206
6.50%, 6/2/41	190	189
5.63%, 1/23/46	1,000	894

Shell International Finance B.V., 1.38%, 5/10/19	745	738
2.13%, 5/11/20	280	280
2.38%, 8/21/22	355	349
2.25%, 1/6/23	560	545
3.25%, 5/11/25	260	263
2.88%, 5/10/26	865	841
6.38%, 12/15/38	870	1,121
3.63%, 8/21/42	200	180
4.55%, 8/12/43	120	125
4.38%, 5/11/45	330	335

Statoil ASA, 5.25%, 4/15/19	415	442
2.75%, 11/10/21	145	146
2.45%, 1/17/23	780	767
7.75%, 6/15/23	100	127
3.70%, 3/1/24	115	120
3.25%, 11/10/24	125	126
7.15%, 1/15/29	250	334
4.25%, 11/23/41	350	353

Suncor Energy, Inc., 6.10%, 6/1/18	480	505
7.15%, 2/1/32	200	258
5.95%, 12/1/34	50	59

Total Capital International S.A., 2.10%, 6/19/19	1,000	1,007
2.75%, 6/19/21	325	329
2.88%, 2/17/22	200	202
3.70%, 1/15/24	415	431
		25,335

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Internet Media – 0.0%

Baidu, Inc., 3.25%, 8/6/18	$210	$213
3.50%, 11/28/22	200	203
		416

Life Insurance – 0.0%

AXA S.A., 8.60%, 12/15/30	75	104

Machinery Manufacturing – 0.0%

Ingersoll-Rand Luxembourg Finance S.A., 4.65%, 11/1/44	35	36

Medical Equipment & Devices Manufacturing – 0.1%

Koninklijke Philips N.V., 3.75%, 3/15/22	1,250	1,299
6.88%, 3/11/38	225	287
5.00%, 3/15/42	100	105
		1,691

Metals & Mining – 0.1%

Barrick Gold Corp., 4.10%, 5/1/23	93	100

BHP Billiton Finance USA Ltd., 4.13%, 2/24/42	600	601

Rio Tinto Alcan, Inc., 6.13%, 12/15/33	100	113
5.75%, 6/1/35	100	111

Rio Tinto Finance USA Ltd., 9.00%, 5/1/19	228	260

Rio Tinto Finance USA PLC, 2.88%, 8/21/22	145	146
4.75%, 3/22/42	150	162
4.13%, 8/21/42	300	298

Vale Overseas Ltd., 4.38%, 1/11/22	155	158
		1,949

Pharmaceuticals – 0.5%

Actavis Funding SCS, 2.45%, 6/15/19	125	126
3.00%, 3/12/20	500	508
3.85%, 6/15/24	1,000	1,020
3.80%, 3/15/25	1,180	1,191
4.85%, 6/15/44	870	882
4.75%, 3/15/45	360	362

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Pharmaceuticals – 0.5% – continued

AstraZeneca PLC, 1.95%, 9/18/19	$225	$225
2.38%, 11/16/20	300	300
6.45%, 9/15/37	450	588
4.00%, 9/18/42	250	242

GlaxoSmithKline Capital PLC, 2.85%, 5/8/22	1,000	1,009

Mylan N.V., 3.15%, 6/15/21	1,250	1,255
3.95%, 6/15/26	285	279

Novartis Securities Investment Ltd., 5.13%, 2/10/19	850	903

Perrigo Finance Unlimited Co., 3.50%, 3/15/21	250	255

Sanofi, 1.25%, 4/10/18	40	40
4.00%, 3/29/21	500	530

Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	1,000	978

Teva Pharmaceutical Finance Co. B.V., 3.65%, 11/10/21	156	158

Teva Pharmaceutical Finance IV B.V., 3.65%, 11/10/21	210	213

Teva Pharmaceutical Finance Netherlands III B.V., 2.20%, 7/21/21	1,540	1,486
3.15%, 10/1/26	1,000	921
		13,471

Pipeline – 0.1%

Enbridge, Inc., 4.00%, 10/1/23	150	154
4.50%, 6/10/44	40	37

TransCanada PipeLines Ltd., 3.13%, 1/15/19	235	240
9.88%, 1/1/21	175	219
5.85%, 3/15/36	200	237
6.20%, 10/15/37	840	1,033
6.35%, 5/15/67 (1)	100	93
		2,013

Property & Casualty Insurance – 0.1%

Aon PLC, 4.25%, 12/12/42	450	403

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Property & Casualty Insurance – 0.1% – continued

Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	$270	$288

Endurance Specialty Holdings Ltd., 7.00%, 7/15/34	100	124

Trinity Acquisition PLC, 6.13%, 8/15/43	75	81

Willis Towers Watson PLC, 5.75%, 3/15/21	450	494

XLIT Ltd., 4.45%, 3/31/25	210	213
6.25%, 5/15/27	50	59
5.25%, 12/15/43	250	268
		1,930

Publishing & Broadcasting – 0.0%

Grupo Televisa S.A.B., 6.63%, 1/15/40	570	621

Railroad – 0.1%

Canadian National Railway Co., 5.55%, 3/1/19	500	534
2.85%, 12/15/21	85	87
2.75%, 3/1/26	250	246
6.90%, 7/15/28	25	33
6.25%, 8/1/34	15	19
6.20%, 6/1/36	40	52
6.38%, 11/15/37	20	27
3.50%, 11/15/42	150	137

Canadian Pacific Railway Co., 6.50%, 5/15/18	50	52
5.95%, 5/15/37	710	857
		2,044

Software & Services – 0.0%

Thomson Reuters Corp., 3.95%, 9/30/21	200	209
5.50%, 8/15/35	150	161
5.65%, 11/23/43	285	316
		686

Sovereigns – 1.1%

Canada Government International Bond, 1.63%, 2/27/19	165	166

Chile Government International Bond, 3.25%, 9/14/21	400	414

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Sovereigns – 1.1% – continued

3.13%, 1/21/26	$500	$508
3.63%, 10/30/42	200	197

Colombia Government International Bond, 7.38%, 3/18/19	250	275
4.38%, 7/12/21	1,000	1,060
4.50%, 1/28/26	500	527
7.38%, 9/18/37	350	447
6.13%, 1/18/41	250	285
5.63%, 2/26/44	500	544
5.00%, 6/15/45	500	501

Hungary Government International Bond, 6.38%, 3/29/21	1,000	1,126

Israel Government International Bond, 5.13%, 3/26/19	250	266
4.00%, 6/30/22	250	265
4.50%, 1/30/43	200	206

Korea International Bond, 7.13%, 4/16/19	150	166
3.88%, 9/11/23	200	214

Mexico Government International Bond, 5.95%, 3/19/19	500	539
5.13%, 1/15/20	1,360	1,470
3.50%, 1/21/21	1,000	1,037
4.00%, 10/2/23	150	155
7.50%, 4/8/33	100	132
6.75%, 9/27/34	750	937
6.05%, 1/11/40	820	937
4.75%, 3/8/44	1,000	972
5.55%, 1/21/45	500	540
4.60%, 1/23/46	500	479
4.35%, 1/15/47	500	460

Panama Government International Bond, 4.00%, 9/22/24	575	600
3.75%, 3/16/25	500	511
6.70%, 1/26/36	550	693

Peruvian Government International Bond, 7.35%, 7/21/25	500	647
6.55%, 3/14/37	500	646
5.63%, 11/18/50	600	715

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Sovereigns – 1.1% – continued

Philippine Government International Bond, 4.20%, 1/21/24	$1,000	$1,082
10.63%, 3/16/25	500	761
5.50%, 3/30/26	200	236
7.75%, 1/14/31	500	712
6.38%, 10/23/34	500	664
5.00%, 1/13/37	500	583

Republic of Italy Government International Bond, 5.38%, 6/15/33	175	190

Republic of Poland Government International Bond, 6.38%, 7/15/19	400	439
5.13%, 4/21/21	150	164
3.00%, 3/17/23	1,000	998
4.00%, 1/22/24	150	157

Republic of South Africa Government International Bond, 6.88%, 5/27/19	275	299
5.38%, 7/24/44	500	490

Uruguay Government International Bond, 7.63%, 3/21/36	250	324
4.13%, 11/20/45	400	353
		26,089

Supermarkets & Pharmacies – 0.0%

Koninklijke Ahold Delhaize N.V., 5.70%, 10/1/40	400	456

Supranationals – 1.7%

African Development Bank, 1.13%, 3/4/19	165	164
1.00%, 5/15/19	1,000	988
1.13%, 9/20/19	375	370
1.25%, 7/26/21	500	482

Asian Development Bank, 0.88%, 4/26/18	395	394
1.13%, 6/5/18	1,000	998
5.59%, 7/16/18	50	52
1.75%, 9/11/18	150	151
1.38%, 1/15/19	250	250
1.75%, 3/21/19	1,500	1,508
1.88%, 4/12/19	150	151
1.50%, 1/22/20	250	249

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Supranationals – 1.7% – continued

1.38%, 3/23/20	$250	$248
2.13%, 11/24/21	100	100
2.00%, 4/24/26	1,000	955

Corp. Andina de Fomento, 4.38%, 6/15/22	613	653

Council Of Europe Development Bank, 1.75%, 11/14/19	1,000	1,001

European Bank for Reconstruction & Development, 1.00%, 6/15/18	150	149
1.75%, 6/14/19	200	200
1.75%, 11/26/19	1,000	1,001
1.50%, 3/16/20	250	248
1.13%, 8/24/20	500	488

European Investment Bank, 1.25%, 5/15/18	2,500	2,499
1.00%, 6/15/18	1,650	1,643
1.63%, 12/18/18	400	401
1.88%, 3/15/19	250	252
1.25%, 12/16/19	1,000	988
1.63%, 3/16/20	250	249
2.50%, 4/15/21	1,500	1,526
2.13%, 10/15/21	200	200
2.25%, 3/15/22	250	251
3.25%, 1/29/24	250	262
2.50%, 10/15/24	1,000	1,000
2.13%, 4/13/26	1,500	1,436
4.88%, 2/15/36	200	249

Inter-American Development Bank, 1.75%, 8/24/18	250	251
4.25%, 9/10/18	400	416
1.13%, 9/12/19	200	198
3.88%, 9/17/19	600	631
1.75%, 10/15/19	1,000	1,002
3.88%, 2/14/20	500	530
1.88%, 6/16/20	1,000	1,003
1.88%, 3/15/21	250	249
1.25%, 9/14/21	550	532
3.00%, 2/21/24	150	156
2.13%, 1/15/25	500	488
2.00%, 6/2/26	1,000	954
3.88%, 10/28/41	200	218

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Supranationals – 1.7% – continued

International Bank for Reconstruction & Development, 1.00%, 6/15/18	$2,000	$1,993
1.88%, 3/15/19	2,500	2,520
1.38%, 3/30/20	1,500	1,484
2.25%, 6/24/21	500	505
1.38%, 9/20/21	2,000	1,943
2.00%, 1/26/22	235	234
1.63%, 2/10/22	1,000	978
2.50%, 11/25/24	600	601
2.13%, 3/3/25	700	679
2.50%, 7/29/25	500	498
4.75%, 2/15/35	25	30

International Finance Corp., 0.88%, 6/15/18	500	498
1.25%, 7/16/18	1,000	1,000
1.75%, 9/16/19	250	251
1.13%, 7/20/21	1,000	963

Nordic Investment Bank, 1.88%, 6/14/19	200	201
1.50%, 9/29/20	200	198
		42,960

Travel & Lodging – 0.0%

Carnival Corp., 3.95%, 10/15/20	250	263

Winding Up Agencies – 0.0%

FMS Wertmanagement AoeR, 1.63%, 11/20/18	300	301

Wireless Telecommunications Services – 0.2%

America Movil S.A.B. de C.V., 3.13%, 7/16/22	295	297
6.13%, 11/15/37	505	580

Rogers Communications, Inc., 6.80%, 8/15/18	700	747
3.00%, 3/15/23	80	80
3.63%, 12/15/25	1,000	1,009
4.50%, 3/15/43	45	45
5.45%, 10/1/43	130	147

Vodafone Group PLC, 2.95%, 2/19/23	1,290	1,268

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 9.0% – continued

Wireless Telecommunications Services – 0.2% – continued

7.88%, 2/15/30	$15	$20
6.25%, 11/30/32	1,125	1,312
6.15%, 2/27/37	135	155
		5,660

Wireline Telecommunications Services – 0.2%

British Telecommunications PLC, 2.35%, 2/14/19	150	151
9.13%, 12/15/30	100	150

Deutsche Telekom International Finance B.V., 8.75%, 6/15/30	400	583

Orange S.A., 5.38%, 7/8/19	600	642
9.00%, 3/1/31	610	898

Telefonica Emisiones S.A.U., 5.46%, 2/16/21	155	170
4.57%, 4/27/23	1,250	1,333
7.05%, 6/20/36	205	253

Telefonos de Mexico S.A.B. de C.V., 5.50%, 11/15/19	305	330
		4,510
Total Foreign Issuer Bonds
(Cost $223,030)		225,430

U.S. GOVERNMENT AGENCIES – 31.4% (8)

Fannie Mae – 13.5%

1.88%, 9/18/18	1,000	1,010
1.63%, 11/27/18	1,000	1,006
1.88%, 2/19/19	1,000	1,010
1.75%, 6/20/19	1,000	1,008
1.13%, 7/26/19	3,002	2,975
0.88%, 8/2/19	2,000	1,974
1.75%, 9/12/19	1,000	1,006
1.75%, 11/26/19	3,000	3,019
2.63%, 9/6/24	1,000	1,015
2.13%, 4/24/26	1,000	956
7.13%, 1/15/30	1,500	2,164
6.63%, 11/15/30	200	282
5.63%, 7/15/37	1,000	1,344

Fannie Mae Multifamily Remic Trust, Series 2015-M12, Class A2, 2.79%, 5/25/25 (1)	250	249

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Fannie Mae-Aces, Series 2009-M1, Class A2, 4.29%, 7/25/19	$367	$381

Fannie Mae-Aces, Series 2011-M2, Class A2, 3.65%, 4/25/21	66	68

Fannie Mae-Aces, Series 2011-M5, Class A2, 2.94%, 7/25/21	499	510

Fannie Mae-Aces, Series 2012-M8, Class ASQ3, 1.80%, 12/25/19	100	100

Fannie Mae-Aces, Series 2012-M9, Class A2, 2.48%, 4/25/22	225	227

Fannie Mae-Aces, Series 2013-M14, Class A2, 3.33%, 10/25/23 (1)	200	209

Fannie Mae-Aces, Series 2013-M6, Class 1AC, 3.91%, 2/25/43 (1)	150	154

Fannie Mae-Aces, Series 2013-M9, Class A2, 2.39%, 1/25/23 (1)	150	150

Fannie Mae-Aces, Series 2014-M13, Class A2, 3.02%, 8/25/24 (1)	100	100

Fannie Mae-Aces, Series 2014-M3, Class A2, 3.47%, 1/25/24 (1)	350	368

Fannie Mae-Aces, Series 2014-M4, Class A2, 3.35%, 3/25/24 (1)	545	565

Fannie Mae-Aces, Series 2015-M1, Class A2, 2.53%, 9/25/24	150	148

Fannie Mae-Aces, Series 2015-M11, Class A2, 2.83%, 4/25/25 (1)	500	501

Fannie Mae-Aces, Series 2015-M3, Class A2, 2.72%, 10/25/24	250	250

Fannie Mae-Aces, Series 2016-M1, Class ASQ2, 2.13%, 2/25/21 (1)	500	497

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Fannie Mae-Aces, Series 2016-M3, Class A2, 2.70%, 2/25/26	$100	$98

Fannie Mae-Aces, Series 2016-M4, Class A2, 2.58%, 3/25/26	100	97

Fannie Mae-Aces, Series 2016-M5, Class A2, 2.47%, 4/25/26	250	241

Fannie Mae-Aces, Series 2016-M7, Class AV2, 2.16%, 10/25/23	250	243

Fannie Mae-Aces, Series 2016-M9, Class A2, 2.29%, 6/25/26	100	95

Fannie Mae-Aces, Series 2017-M1, Class A2 2.42%, 10/25/26 (1)	100	95

Pool #255376, 6.00%, 8/1/19	14	14

Pool #256792, 6.50%, 6/1/22	40	43

Pool #256925, 6.00%, 10/1/37	29	33

Pool #256959, 6.00%, 11/1/37	156	177

Pool #256985, 7.00%, 11/1/37	48	55

Pool #257042, 6.50%, 1/1/38	310	346

Pool #257106, 4.50%, 1/1/28	3	3

Pool #257237, 4.50%, 6/1/28	46	50

Pool #257243, 7.00%, 6/1/38	180	209

Pool #357630, 5.00%, 10/1/19	14	14

Pool #707791, 5.00%, 6/1/33	170	186

Pool #709239, 5.00%, 7/1/18	55	57

Pool #725185, 5.00%, 2/1/19	15	15

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #725425, 5.50%, 4/1/34	$60	$68

Pool #730811, 4.50%, 8/1/33	100	108

Pool #735222, 5.00%, 2/1/35	36	40

Pool #735358, 5.50%, 2/1/35	151	168

Pool #735502, 6.00%, 4/1/35	21	24

Pool #737853, 5.00%, 9/1/33	311	341

Pool #745336, 5.00%, 3/1/36	760	832

Pool #745418, 5.50%, 4/1/36	57	63

Pool #745754, 5.00%, 9/1/34	428	469

Pool #745826, 6.00%, 7/1/36	202	228

Pool #746272, 4.00%, 10/1/18	36	37

Pool #747383, 5.50%, 10/1/33	107	119

Pool #755632, 5.00%, 4/1/34	109	119

Pool #772730, 5.00%, 4/1/34	121	132

Pool #790406, 6.00%, 9/1/34	89	101

Pool #793666, 5.50%, 9/1/34	85	94

Pool #796250, 5.50%, 11/1/34	47	52

Pool #800471, 5.50%, 10/1/34	353	392

Pool #807701, 4.50%, 12/1/19	11	11

Pool #811944, 4.50%, 1/1/20	20	21

Pool #817795, 6.00%, 8/1/36	42	48

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #826057, 5.00%, 7/1/35	$113	$125

Pool #826585, 5.00%, 8/1/35	175	191

Pool #828523, 5.00%, 7/1/35	53	58

Pool #831676, 6.50%, 8/1/36	23	26

Pool #832628, 5.50%, 9/1/20	28	29

Pool #833067, 5.50%, 9/1/35	220	247

Pool #833163, 5.00%, 9/1/35	108	118

Pool #840577, 5.00%, 10/1/20	16	16

Pool #844909, 4.50%, 10/1/20	4	4

Pool #845425, 6.00%, 2/1/36	165	186

Pool #847921, 5.50%, 11/1/20	91	96

Pool #863759, 4.00%, 12/1/20	10	11

Pool #864435, 4.50%, 12/1/20	42	43

Pool #868435, 6.00%, 4/1/36	236	269

Pool #869710, 6.00%, 4/1/36	75	85

Pool #871135, 6.00%, 1/1/37	57	65

Pool #880505, 6.00%, 8/1/21	8	9

Pool #881818, 6.50%, 8/1/36	165	188

Pool #885769, 6.00%, 6/1/36	26	29

Pool #885866, 6.00%, 6/1/36	81	92

Pool #887111, 5.50%, 5/1/20	7	7

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #888100, 5.50%, 9/1/36	$239	$268

Pool #888152, 5.00%, 5/1/21	35	37

Pool #888205, 6.50%, 2/1/37	58	66

Pool #888447, 4.00%, 5/1/21	20	21

Pool #889224, 5.50%, 1/1/37	282	316

Pool #889390, 6.00%, 3/1/23	36	39

Pool #889401, 6.00%, 3/1/38	128	144

Pool #889415, 6.00%, 5/1/37	550	626

Pool #889579, 6.00%, 5/1/38	280	318

Pool #889630, 6.50%, 3/1/38	36	41

Pool #889886, 7.00%, 12/1/37	44	50

Pool #889970, 5.00%, 12/1/36	210	230

Pool #890234, 6.00%, 10/1/38	141	162

Pool #890329, 4.00%, 4/1/26	1,506	1,603

Pool #890339, 5.00%, 9/1/20	64	66

Pool #892536, 6.50%, 9/1/36	57	63

Pool #892968, 6.50%, 8/1/21	5	5

Pool #893363, 5.00%, 6/1/36	68	74

Pool #893366, 5.00%, 4/1/35	118	129

Pool #898417, 6.00%, 10/1/36	29	33

Pool #899079, 5.00%, 3/1/37	71	78

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #902414, 5.50%, 11/1/36	$133	$148

Pool #905090, 5.50%, 10/1/21	18	18

Pool #906090, 5.50%, 1/1/37	114	127

Pool #910147, 5.00%, 3/1/22	54	57

Pool #912414, 4.50%, 1/1/22	27	28

Pool #915499, 5.00%, 3/1/37	67	73

Pool #915870, 7.00%, 4/1/37	12	13

Pool #918515, 5.00%, 6/1/37	111	122

Pool #923123, 5.00%, 4/1/36	10	11

Pool #923166, 7.50%, 1/1/37	19	21

Pool #928261, 4.50%, 3/1/36	94	102

Pool #928584, 6.50%, 8/1/37	320	375

Pool #928909, 6.00%, 12/1/37	2	2

Pool #928915, 6.00%, 11/1/37	11	12

Pool #930606, 4.00%, 2/1/39	676	712

Pool #931195, 4.50%, 5/1/24	153	162

Pool #932023, 5.00%, 1/1/38	102	111

Pool #932741, 4.50%, 4/1/40	477	516

Pool #934466, 5.50%, 9/1/23	99	107

Pool #940623, 5.50%, 8/1/37	43	47

Pool #943388, 6.00%, 6/1/37	214	241

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #943617, 6.00%, 8/1/37	$149	$169

Pool #945876, 5.50%, 8/1/37	18	20

Pool #946527, 7.00%, 9/1/37	31	34

Pool #947216, 6.00%, 10/1/37	66	75

Pool #949391, 5.50%, 8/1/22	7	7

Pool #953018, 6.50%, 10/1/37	93	104

Pool #953910, 6.00%, 11/1/37	66	75

Pool #955771, 6.50%, 10/1/37	80	89

Pool #959604, 6.50%, 11/1/37	11	13

Pool #959880, 5.50%, 11/1/37	41	46

Pool #962687, 5.00%, 4/1/38	144	157

Pool #963735, 4.50%, 6/1/23	75	79

Pool #965389, 6.00%, 10/1/23	44	46

Pool #966660, 6.00%, 12/1/37	1	2

Pool #968037, 6.00%, 1/1/38	67	76

Pool #969632, 6.50%, 1/1/38	37	42

Pool #970013, 4.50%, 6/1/38	143	153

Pool #972452, 5.50%, 3/1/38	260	288

Pool #975365, 5.00%, 6/1/23	43	46

Pool #976963, 5.50%, 2/1/38	1,558	1,734

Pool #981704, 5.00%, 6/1/23	168	179

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #981854, 5.50%, 7/1/38	$119	$132

Pool #984075, 4.50%, 6/1/23	43	45

Pool #986760, 5.50%, 7/1/38	393	438

Pool #987114, 5.50%, 9/1/23	15	15

Pool #987115, 5.50%, 9/1/23	17	17

Pool #992472, 6.00%, 10/1/38	58	65

Pool #992491, 4.50%, 10/1/23	45	47

Pool #993055, 5.50%, 12/1/38	29	32

Pool #995018, 5.50%, 6/1/38	94	105

Pool #995203, 5.00%, 7/1/35	613	671

Pool #995266, 5.00%, 12/1/23	374	399

Pool #995879, 6.00%, 4/1/39	139	157

Pool #AA0649, 5.00%, 12/1/38	344	380

Pool #AA2939, 4.50%, 4/1/39	645	700

Pool #AA4482, 4.00%, 4/1/39	571	602

Pool #AA4562, 4.50%, 9/1/39	631	685

Pool #AA8978, 4.50%, 7/1/39	126	136

Pool #AA9357, 4.50%, 8/1/39	591	635

Pool #AB1048, 4.50%, 5/1/40	845	912

Pool #AB2067, 3.50%, 1/1/41	1,083	1,114

Pool #AB2092, 4.00%, 1/1/41	496	524

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #AB2272, 4.50%, 2/1/41	$783	$848

Pool #AB2693, 4.50%, 4/1/41	516	558

Pool #AB2768, 4.50%, 4/1/41	624	674

Pool #AB3035, 5.00%, 5/1/41	1,031	1,128

Pool #AB3246, 5.00%, 7/1/41	320	352

Pool #AB4057, 4.00%, 12/1/41	2,074	2,184

Pool #AB4293, 3.50%, 1/1/42	1,339	1,377

Pool #AB5049, 4.00%, 4/1/42	2,123	2,234

Pool #AB6016, 3.50%, 8/1/42	947	973

Pool #AB6293, 3.50%, 9/1/27	1,672	1,743

Pool #AB6472, 2.00%, 10/1/27	715	712

Pool #AB7076, 3.00%, 11/1/42	3,010	3,001

Pool #AB7503, 3.00%, 1/1/43	1,413	1,408

Pool #AB7733, 3.00%, 1/1/43	2,630	2,621

Pool #AB8787, 2.00%, 3/1/28	1,421	1,391

Pool #AB8823, 3.00%, 3/1/43	4,640	4,625

Pool #AB9019, 3.00%, 4/1/43	1,141	1,137

Pool #AB9136, 2.50%, 4/1/43	128	123

Pool #AB9363, 3.50%, 5/1/43	3,393	3,486

Pool #AB9990, 3.00%, 7/1/33	272	278

Pool #AC2947, 5.50%, 9/1/39	403	447

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #AC2969, 5.00%, 9/1/39	$2,174	$2,406

Pool #AC3263, 4.50%, 9/1/29	231	250

Pool #AC3312, 4.50%, 10/1/39	1,139	1,225

Pool #AC4861, 4.50%, 11/1/24	366	385

Pool #AC5040, 4.00%, 10/1/24	195	202

Pool #AC6118 4.50%, 11/1/39	317	341

Pool #AC6742, 4.50%, 1/1/40	1,214	1,314

Pool #AC8518, 5.00%, 12/1/39	561	614

Pool #AC9581 5.50%, 1/1/40	1,340	1,507

Pool #AD0119, 6.00%, 7/1/38	394	445

Pool #AD0585, 4.50%, 12/1/39	596	648

Pool #AD0639, 6.00%, 12/1/38	121	136

Pool #AD0969, 5.50%, 8/1/37	475	531

Pool #AD5241, 4.50%, 7/1/40	452	486

Pool #AD5525, 5.00%, 6/1/40	536	589

Pool #AD5556, 4.00%, 6/1/25	162	170

Pool #AD7859, 5.00%, 6/1/40	331	362

Pool #AE0949, 4.00%, 2/1/41	1,289	1,357

Pool #AE0971, 4.00%, 5/1/25	134	141

Pool #AE0981, 3.50%, 3/1/41	998	1,027

Pool #AE1807, 4.00%, 10/1/40	1,649	1,735

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #AE3873, 4.50%, 10/1/40	$244	$263

Pool #AE5436, 4.50%, 10/1/40	324	349

Pool #AE5767, 2.92%, 5/1/41 (1)	90	94

Pool #AH0525, 4.00%, 12/1/40	1,378	1,450

Pool #AH1295, 3.50%, 1/1/26	454	475

Pool #AH2488, 3.11%, 2/1/41 (1)	91	94

Pool #AH3226, 5.00%, 2/1/41	113	123

Pool #AH4158, 4.00%, 1/1/41	251	264

Pool #AH5573, 4.00%, 2/1/41	1,097	1,160

Pool #AH5614, 3.50%, 2/1/26	499	522

Pool #AH8854, 4.50%, 4/1/41	369	397

Pool #AI1247, 4.00%, 4/1/26	228	240

Pool #AI3470, 4.50%, 6/1/41	508	546

Pool #AI4361, 3.05%, 9/1/41 (1)	32	34

Pool #AI4380, 3.30%, 11/1/41 (1)	33	35

Pool #AI5603, 4.50%, 7/1/41	284	306

Pool #AI7743, 4.00%, 8/1/41	375	395

Pool #AI9137, 2.50%, 11/1/27	2,002	2,026

Pool #AI9555, 4.00%, 9/1/41	685	722

Pool #AI9828, 2.86%, 11/1/41 (1)	105	110

Pool #AJ2001, 3.02%, 10/1/41 (1)	82	86

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #AJ4093, 3.50%, 10/1/26	$125	$131

Pool #AJ4408, 4.50%, 10/1/41	179	192

Pool #AJ6086, 3.00%, 12/1/26	342	352

Pool #AJ9152, 3.50%, 12/1/26	1,555	1,620

Pool #AJ9218, 4.00%, 2/1/42	949	999

Pool #AJ9326, 3.50%, 1/1/42	1,529	1,576

Pool #AJ9355, 3.00%, 1/1/27	798	821

Pool #AK4813, 3.50%, 3/1/42	646	664

Pool #AK4945, 3.50%, 2/1/42	732	753

Pool #AK7766, 2.50%, 3/1/27	946	957

Pool #AK9444, 4.00%, 3/1/42	268	284

Pool #AL0442, 5.50%, 6/1/40	131	146

Pool #AL0766, 4.00%, 9/1/41	1,576	1,666

Pool #AL1449, 4.00%, 1/1/42	1,617	1,702

Pool #AL1849, 6.00%, 2/1/39	534	609

Pool #AL1939, 3.50%, 6/1/42	1,728	1,776

Pool #AL2243, 4.00%, 3/1/42	1,633	1,719

Pool #AL2303, 4.50%, 6/1/26	418	434

Pool #AL2326, 4.50%, 4/1/42	3,322	3,577

Pool #AL2397, 2.70%, 8/1/42 (1)	166	171

Pool #AL2438, 3.00%, 9/1/27	2,016	2,075

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #AL2893, 3.50%, 12/1/42	$3,869	$3,987

Pool #AL3396, 2.50%, 3/1/28	864	874

Pool #AL3950, 1.74%, 8/1/43 (1)	87	89

Pool #AL4408 4.50%, 11/1/43	2,136	2,313

Pool #AL4462, 2.50%, 6/1/28	1,436	1,453

Pool #AL4908 4.00%, 2/1/44	1,647	1,741

Pool #AL5167, 3.50%, 1/1/34	406	423

Pool #AL5254, 3.00%, 11/1/27	1,115	1,148

Pool #AL5377, 4.00%, 6/1/44	4,177	4,421

Pool #AL5734, 3.50%, 9/1/29	1,345	1,408

Pool #AL5785, 4.00%, 9/1/44	2,454	2,602

Pool #AL5953, 2.78%, 10/1/44 (1)	334	344

Pool #AL6488, 3.50%, 8/1/43	849	873

Pool #AL7807, 3.00%, 11/1/30	3,327	3,419

Pool #AL8469, 3.50%, 4/1/31	625	656

Pool #AL8908, 3.00%, 8/1/46	1,087	1,081

Pool #AL8951, 3.00%, 8/1/46	969	963

Pool #AO0752, 3.00%, 4/1/42	866	863

Pool #AO0800, 3.00%, 4/1/27	726	747

Pool #AO2973, 3.50%, 5/1/42	1,924	1,987

Pool #AO4136, 3.50%, 6/1/42	1,188	1,220

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #AO7970, 2.50%, 6/1/27	$482	$488

Pool #AO8031, 3.50%, 7/1/42	3,099	3,184

Pool #AO8629, 3.50%, 7/1/42	564	580

Pool #AP6273, 3.00%, 10/1/42	908	906

Pool #AQ6784, 3.50%, 12/1/42	1,060	1,090

Pool #AQ8185, 2.50%, 1/1/28	286	289

Pool #AQ8647, 3.50%, 12/1/42	1,419	1,459

Pool #AR1706, 2.50%, 1/1/28	4,508	4,560

Pool #AR3054, 3.00%, 1/1/28	1,117	1,150

Pool #AR3792, 3.00%, 2/1/43	832	830

Pool #AR8151, 3.00%, 3/1/43	1,524	1,519

Pool #AR9188, 2.50%, 3/1/43	188	180

Pool #AR9582, 3.00%, 3/1/43	521	520

Pool #AS0018, 3.00%, 7/1/43	3,354	3,342

Pool #AS0275, 3.00%, 8/1/33	336	343

Pool #AS3600, 3.00%, 10/1/29	2,203	2,262

Pool #AS3657, 4.50%, 10/1/44	2,234	2,395

Pool #AS4085, 4.00%, 12/1/44	841	890

Pool #AS4306, 3.00%, 1/1/45	1,443	1,433

Pool #AS4458, 3.50%, 2/1/45	4,808	4,936

Pool #AS4715, 3.00%, 4/1/45	1,307	1,299

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #AS5090, 2.50%, 6/1/30	$539	$542

Pool #AS5324, 2.50%, 7/1/30	1,157	1,164

Pool #AS5500, 3.00%, 7/1/35	567	575

Pool #AS5666, 4.00%, 8/1/45	1,959	2,055

Pool #AS5892, 3.50%, 10/1/45	2,147	2,197

Pool #AS6192, 3.50%, 11/1/45	3,974	4,074

Pool #AS6262, 3.50%, 11/1/45	2,444	2,502

Pool #AS6332, 3.50%, 12/1/45	2,693	2,757

Pool #AS6398, 3.50%, 12/1/45	1,791	1,833

Pool #AS6730 3.50%, 2/1/46	3,484	3,566

Pool #AS6887, 2.50%, 3/1/31	1,067	1,068

Pool #AS7149, 3.00%, 5/1/46	1,727	1,718

Pool #AS7157, 3.00%, 5/1/46	1,133	1,124

Pool #AS7247, 4.00%, 5/1/46	863	905

Pool #AS7343, 3.00%, 6/1/46	1,051	1,042

Pool #AS7480, 2.00%, 7/1/31	279	272

Pool #AS7580, 3.00%, 7/1/46	1,256	1,246

Pool #AS8067, 3.00%, 10/1/46	1,733	1,722

Pool #AS8074, 3.00%, 10/1/46	986	978

Pool #AS8178, 3.00%, 10/1/36	341	346

Pool #AS8194, 2.50%, 10/1/31	3,371	3,376

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #AS8424, 3.00%, 12/1/36	$492	$498

Pool #AS8483, 3.00%, 12/1/46	1,485	1,473

Pool #AS8591, 2.00%, 1/1/32	491	478

Pool #AS8699, 1/1/47 (9)	5,034	5,285

Pool #AT0666, 3.50%, 4/1/43	649	667

Pool #AT2720, 3.00%, 5/1/43	1,518	1,514

Pool #AT3164, 3.00%, 4/1/43	2,502	2,494

Pool #AT3180, 3.00%, 5/1/43	2,983	2,974

Pool #AT5026, 3.00%, 5/1/43	2,686	2,677

Pool #AU1657, 2.50%, 7/1/28	681	689

Pool #AU1689, 3.50%, 8/1/43	2,922	3,002

Pool #AU1808, 3.00%, 8/1/43	2,429	2,421

Pool #AU3164, 3.00%, 8/1/33	300	307

Pool #AU4336, 2.23%, 8/1/43 (1)	394	401

Pool #AU5918, 3.00%, 9/1/43	2,239	2,231

Pool #AU5919, 3.50%, 9/1/43	1,762	1,810

Pool #AV0691, 4.00%, 12/1/43	3,297	3,485

Pool #AV2339, 4.00%, 12/1/43	693	732

Pool #AW2472, 2.53%, 6/1/44 (1)	459	473

Pool #AW8167, 3.50%, 2/1/42	766	788

Pool #AW8595, 3.00%, 8/1/29	562	578

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #AX2163, 3.50%, 11/1/44	$1,033	$1,057

Pool #AX4413, 4.00%, 11/1/44	2,360	2,476

Pool #AX4839, 3.50%, 11/1/44	1,904	1,949

Pool #AX6139, 4.00%, 11/1/44	2,879	3,029

Pool #AY0544, 2.50%, 8/1/27	2,080	2,105

Pool #AY3062, 3.00%, 11/1/26	658	677

Pool #AY5580, 3.50%, 6/1/45	5,990	6,140

Pool #AY9555, 3.00%, 5/1/45	2,034	2,019

Pool #AZ1449, 3.00%, 7/1/45	1,336	1,326

Pool #AZ2186, 2.43%, 8/1/45 (1)	81	82

Pool #AZ2936, 3.00%, 9/1/45	696	691

Pool #AZ2947, 4.00%, 9/1/45	1,936	2,031

Pool #AZ4775, 3.50%, 10/1/45	1,200	1,228

Pool #AZ5284, 2.59%, 7/1/45 (1)	394	403

Pool #BA0394, 2.73%, 11/1/45 (1)	411	421

Pool #BA2911, 3.00%, 11/1/30	642	659

Pool #BC0326 3.50%, 12/1/45	856	876

Pool #BC1105, 3.50%, 2/1/46	3,049	3,121

Pool #BC1510, 3.00%, 8/1/46	931	923

Pool #BC3705, 2.42%, 1/1/46 (1)	114	117

Pool #BC9096, 3.50%, 12/1/46	1,188	1,216

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #BE3171, 2.50%, 2/1/32	$989	$990

Pool #MA0361, 4.00%, 3/1/30	232	245

Pool #MA0667, 4.00%, 3/1/31	552	584

Pool #MA0706, 4.50%, 4/1/31	693	744

Pool #MA0711, 3.50%, 4/1/31	335	345

Pool #MA0804, 4.00%, 7/1/31	375	397

Pool #MA0976, 3.50%, 2/1/32	757	790

Pool #MA1107, 3.50%, 7/1/32	936	978

Pool #MA1138, 3.50%, 8/1/32	515	538

Pool #MA1141, 3.00%, 8/1/32	261	267

Pool #MA1200, 3.00%, 10/1/32	1,409	1,448

Pool #MA1239, 3.50%, 11/1/32	703	734

Pool #MA1432, 3.00%, 5/1/33	1,413	1,445

Pool #MA1511, 2.50%, 7/1/33	409	399

Pool #MA1764, 4.00%, 1/1/34	646	684

Pool #MA2320, 3.00%, 7/1/35	1,219	1,236

Pool #MA2473, 3.50%, 12/1/35	578	600

Pool #MA2489, 2.50%, 12/1/30	1,712	1,714

Pool #MA2512, 4.00%, 1/1/46	833	874

Pool #MA2670, 3.00%, 7/1/46	2,859	2,836

Pool #MA2672, 3.00%, 7/1/36	660	669

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Fannie Mae – 13.5% – continued

Pool #MA2705, 3.00%, 8/1/46	$2,030	$2,013

Pool #MA2737, 3.00%, 9/1/46	912	905

Pool #MA2738, 3.00%, 9/1/36	963	977

Pool #MA2771, 3.00%, 10/1/46	978	970

Pool #MA2775, 2.50%, 10/1/31	575	576

Pool #MA2817, 2.50%, 11/1/36	491	478

Pool #MA2895, 2/1/47 (9)	793	787

Pool #MA2929, 3/1/47 (9)	4,967	5,083

Pool TBA 4/17/47 (9)	10,700	10,565
		338,106

Federal Home Loan Bank – 0.4%

Federal Home Loan Banks, 0.88%, 6/29/18	5,000	4,981
0.63%, 8/7/18	5,000	4,962
5.50%, 7/15/36	500	662
		10,605

Freddie Mac – 1.5%

FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.25%, 1/25/20	185	196

FHLMC Multifamily Structured Pass Through Certificates, Series K007, Class A2, 4.22%, 3/25/20	245	260

FHLMC Multifamily Structured Pass Through Certificates, Series K008, Class A2, 3.53%, 6/25/20	263	274

FHLMC Multifamily Structured Pass Through Certificates, Series K011, Class A2, 4.08%, 11/25/20 (1)	785	840

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac – 1.5% – continued

FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.97%, 1/25/21 (1)	$575	$611

FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.87%, 4/25/21	350	372

FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.87%, 12/25/21	100	103

FHLMC Multifamily Structured Pass Through Certificates, Series K018, Class A2, 2.79%, 1/25/22	500	512

FHLMC Multifamily Structured Pass Through Certificates, Series K019, Class A1, 1.46%, 9/25/21	273	270

FHLMC Multifamily Structured Pass Through Certificates, Series K020, Class A2, 2.37%, 5/25/22	250	251

FHLMC Multifamily Structured Pass Through Certificates, Series K023, Class A2, 2.31%, 8/25/22	350	349

FHLMC Multifamily Structured Pass Through Certificates, Series `K024, Class A2, 2.57%, 9/25/22	200	202

FHLMC Multifamily Structured Pass Through Certificates, Series K025, Class A1, 1.88%, 4/25/22	379	377

FHLMC Multifamily Structured Pass Through Certificates, Series K027, Class A2, 2.64%, 1/25/23	750	759

FHLMC Multifamily Structured Pass Through Certificates, Series K028, Class A2, 3.11%, 2/25/23	300	311

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac – 1.5% – continued

FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.32%, 2/25/23 (1)	$250	$262

FHLMC Multifamily Structured Pass Through Certificates, Series K030, Class A2, 3.25%, 4/25/23 (1)	300	312

FHLMC Multifamily Structured Pass Through Certificates, Series K031, Class A2, 3.30%, 4/25/23 (1)	227	237

FHLMC Multifamily Structured Pass Through Certificates, Series K032, Class A2, 3.31%, 5/25/23 (1)	365	381

FHLMC Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.06%, 7/25/23 (1)	350	360

FHLMC Multifamily Structured Pass Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	300	311

FHLMC Multifamily Structured Pass Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	300	309

FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.67%, 12/25/24	200	199

FHLMC Multifamily Structured Pass Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	200	205

FHLMC Multifamily Structured Pass Through Certificates, Series K046, Class A2, 3.21%, 3/25/25	250	258

FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class A2, 3.00%, 12/25/25	300	303

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac – 1.5% – continued

FHLMC Multifamily Structured Pass Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	$250	$248

FHLMC Multifamily Structured Pass Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	500	492

FHLMC Multifamily Structured Pass Through Certificates, Series K056, Class A2, 2.53%, 5/25/26	400	388

FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	150	147

FHLMC Multifamily Structured Pass Through Certificates, Series K503, Class A2, 2.46%, 8/25/19	300	305

FHLMC Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	300	300

FHLMC Multifamily Structured Pass Through Certificates, Series K712, Class A2, 1.87%, 11/25/19	500	500

FHLMC Multifamily Structured Pass Through Certificates, Series K716, Class A2, 3.13%, 6/25/21	500	518

FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class A2, 2.79%, 1/25/22	250	255

FHLMC Multifamily Structured Pass Through Certificates, Series K719, Class A2, 2.73%, 6/25/22 (1)	100	101

FHLMC Multifamily Structured Pass Through Certificates, Series K722, Class A2, 2.41%, 3/25/23	250	249

Freddie Mac, 1.00%, 9/27/17	3,000	3,001
1.00%, 5/25/18	8,000	7,982

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac – 1.5% – continued

3.75%, 3/27/19	$1,000	$1,047
1.13%, 4/15/19	4,000	3,981
1.75%, 5/30/19	1,000	1,008
1.25%, 10/2/19	1,000	994
1.38%, 5/1/20	1,000	992
2.38%, 1/13/22	3,000	3,054
6.75%, 3/15/31	1,200	1,717
		36,103

Freddie Mac Gold – 7.7%

Pool #A16753, 5.00%, 11/1/33	69	76

Pool #A17665, 5.00%, 1/1/34	74	81

Pool #A27950, 5.50%, 11/1/34	343	385

Pool #A31136, 5.50%, 1/1/35	221	247

Pool #A39306, 5.50%, 11/1/35	192	214

Pool #A46224, 5.00%, 7/1/35	35	38

Pool #A48104, 5.00%, 1/1/36	64	71

Pool #A51296, 6.00%, 8/1/36	24	27

Pool #A54897, 6.50%, 8/1/36	67	75

Pool #A56110, 5.50%, 12/1/36	250	277

Pool #A57604, 5.00%, 3/1/37	229	249

Pool #A58718, 5.50%, 3/1/37	28	31

Pool #A59081, 5.50%, 4/1/37	254	282

Pool #A60942, 5.00%, 5/1/37	55	60

Pool #A61560, 5.50%, 10/1/36	373	418

Pool #A61573, 5.00%, 9/1/34	1,062	1,179

Pool #A61597, 5.50%, 12/1/35	40	44

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #A64474, 5.50%, 9/1/37	$20	$22

Pool #A67116, 7.00%, 10/1/37	16	18

Pool #A68761, 5.50%, 9/1/37	133	148

Pool #A69169, 4.50%, 12/1/37	73	79

Pool #A69303, 6.00%, 11/1/37	27	31

Pool #A73778, 5.00%, 2/1/38	117	128

Pool #A74134, 7.00%, 2/1/38	23	24

Pool #A78507, 5.00%, 6/1/38	466	510

Pool #A81606, 6.00%, 9/1/38	18	20

Pool #A83008, 5.50%, 11/1/38	320	355

Pool #A84432, 4.50%, 2/1/39	71	76

Pool #A88476, 4.50%, 9/1/39	1,970	2,130

Pool #A89346, 4.50%, 10/1/39	1,028	1,105

Pool #A90749, 4.50%, 1/1/40	932	1,008

Pool #A91541, 5.00%, 3/1/40	271	296

Pool #A91626, 4.50%, 3/1/40	532	578

Pool #A91942, 4.50%, 4/1/40	387	418

Pool #A94672, 4.50%, 10/1/40	546	587

Pool #A96296, 4.00%, 1/1/41	677	716

Pool #A96310, 4.00%, 1/1/41	479	506

Pool #A96995, 4.00%, 2/1/41	1,117	1,177

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #A97443, 4.50%, 3/1/41	$494	$531

Pool #B10630, 4.50%, 11/1/18	57	59

Pool #B17658, 4.50%, 1/1/20	2	2

Pool #B18502, 5.50%, 6/1/20	7	7

Pool #B18931, 4.50%, 3/1/20	6	6

Pool #C03457, 4.50%, 2/1/40	339	364

Pool #C03812, 3.50%, 4/1/42	784	814

Pool #C03821, 3.50%, 4/1/42	1,578	1,622

Pool #C04268, 3.00%, 10/1/42	3,123	3,114

Pool #C09004, 3.50%, 7/1/42	509	522

Pool #C09042, 3.50%, 5/1/43	663	681

Pool #C09063, 4.00%, 9/1/44	566	595

Pool #C09066, 3.50%, 10/1/44	769	787

Pool #C91009, 5.00%, 11/1/26	22	24

Pool #C91247, 5.00%, 4/1/29	161	176

Pool #C91354, 4.00%, 1/1/31	557	591

Pool #C91370, 4.50%, 5/1/31	294	316

Pool #C91388, 3.50%, 2/1/32	328	343

Pool #C91402, 4.00%, 10/1/31	457	485

Pool #C91408, 3.50%, 11/1/31	322	336

Pool #C91485, 3.50%, 8/1/32	505	527

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #C91811, 4.00%, 1/1/35	$223	$237

Pool #C91826, 3.00%, 5/1/35	399	404

Pool #C91858, 3.00%, 12/1/35	417	423

Pool #C91879, 3.00%, 6/1/36	470	475

Pool #C91891, 3.00%, 9/1/36	487	492

Pool #C91904, 2.50%, 11/1/36	295	288

Pool #C91908, 3.00%, 1/1/37	198	200

Pool #D97197, 5.00%, 2/1/27	8	9

Pool #D97564, 5.00%, 1/1/28	148	161

Pool #D99094, 3.00%, 3/1/32	338	346

Pool #E03033, 3.00%, 2/1/27	721	740

Pool #E04044, 3.50%, 8/1/27	1,085	1,132

Pool #E04072, 2.50%, 8/1/27	333	337

Pool #E99030, 4.50%, 9/1/18	43	44

Pool #G01907, 4.50%, 8/1/34	40	43

Pool #G01974, 5.00%, 12/1/35	352	384

Pool #G02064, 5.00%, 2/1/36	167	181

Pool #G02069, 5.50%, 3/1/36	28	32

Pool #G02386, 6.00%, 11/1/36	275	310

Pool #G02391, 6.00%, 11/1/36	9	10

Pool #G02540, 5.00%, 11/1/34	79	86

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G02649, 6.00%, 1/1/37	$12	$13

Pool #G02702, 6.50%, 1/1/37	35	39

Pool #G02789, 6.00%, 4/1/37	946	1,073

Pool #G02911, 6.00%, 4/1/37	14	15

Pool #G02973, 6.00%, 6/1/37	33	38

Pool #G03121, 5.00%, 6/1/36	141	154

Pool #G03134, 5.50%, 8/1/36	59	66

Pool #G03176, 5.00%, 8/1/37	49	54

Pool #G03218, 6.00%, 9/1/37	37	42

Pool #G03351, 6.00%, 9/1/37	71	81

Pool #G03513, 6.00%, 11/1/37	83	94

Pool #G03600, 7.00%, 11/1/37	36	41

Pool #G03737, 6.50%, 11/1/37	551	613

Pool #G03992, 6.00%, 3/1/38	90	102

Pool #G04287, 5.00%, 5/1/38	159	174

Pool #G04459, 5.50%, 6/1/38	129	143

Pool #G04611, 6.00%, 7/1/38	235	268

Pool #G04650, 6.50%, 9/1/38	146	164

Pool #G04817, 5.00%, 9/1/38	89	97

Pool #G05082, 5.00%, 3/1/38	212	231

Pool #G05167, 4.50%, 2/1/39	236	253

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G05725, 4.50%, 11/1/39	$497	$539

Pool #G05733, 5.00%, 11/1/39	402	443

Pool #G05870, 4.50%, 4/1/40	592	641

Pool #G05969, 5.00%, 8/1/40	255	280

Pool #G05971, 5.50%, 8/1/40	1,210	1,347

Pool #G06020, 5.50%, 12/1/39	1,008	1,118

Pool #G06767, 5.00%, 10/1/41	855	936

Pool #G06947, 6.00%, 5/1/40	285	322

Pool #G07030, 4.00%, 6/1/42	2,882	3,052

Pool #G07098, 3.50%, 7/1/42	847	870

Pool #G07152, 4.00%, 6/1/42	2,200	2,317

Pool #G07171, 4.00%, 8/1/42	1,164	1,229

Pool #G07445, 2.50%, 7/1/43	762	728

Pool #G07787, 4.00%, 8/1/44	4,066	4,299

Pool #G07924, 3.50%, 1/1/45	1,166	1,199

Pool #G07961, 3.50%, 3/1/45	2,364	2,427

Pool #G07998, 4.50%, 7/1/44	567	610

Pool #G08189, 7.00%, 3/1/37	33	38

Pool #G08192, 5.50%, 4/1/37	64	70

Pool #G08341, 5.00%, 4/1/39	1,224	1,332

Pool #G08477, 3.50%, 2/1/42	919	944

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G08537, 3.00%, 7/1/43	$2,765	$2,752

Pool #G08554, 3.50%, 10/1/43	1,223	1,256

Pool #G08624, 4.00%, 1/1/45	1,810	1,900

Pool #G08632, 3.50%, 3/1/45	2,163	2,214

Pool #G08648, 3.00%, 6/1/45	853	846

Pool #G08650, 3.50%, 6/1/45	1,677	1,717

Pool #G08653, 3.00%, 7/1/45	2,083	2,065

Pool #G08660, 4.00%, 8/1/45	627	659

Pool #G08666, 3.00%, 9/1/45	6,161	6,109

Pool #G08667, 3.50%, 9/1/45	1,296	1,326

Pool #G08672, 4.00%, 10/1/45	832	874

Pool #G08677, 4.00%, 11/1/45	770	808

Pool #G08681, 3.50%, 12/1/45	2,482	2,540

Pool #G08698, 3.50%, 3/1/46	1,285	1,315

Pool #G08702, 3.50%, 4/1/46	1,331	1,362

Pool #G08710, 3.00%, 6/1/46	1,421	1,409

Pool #G08715, 3.00%, 8/1/46	3,081	3,055

Pool #G08721, 3.00%, 9/1/46	863	856

Pool #G08726, 3.00%, 10/1/46	1,139	1,130

Pool #G08747, 2/1/47 (9)	693	688

Pool #G11776, 4.50%, 9/1/20	16	16

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G12571, 4.00%, 1/1/22	$60	$62

Pool #G12673, 5.00%, 9/1/21	38	40

Pool #G12837, 4.50%, 4/1/22	58	60

Pool #G12868, 5.00%, 11/1/22	92	98

Pool #G12869, 5.00%, 9/1/22	73	77

Pool #G13136, 4.50%, 5/1/23	92	98

Pool #G13151, 6.00%, 3/1/23	85	90

Pool #G13201, 4.50%, 7/1/23	54	57

Pool #G13433, 5.50%, 1/1/24	74	80

Pool #G14168, 5.50%, 12/1/24	107	114

Pool #G14239, 4.00%, 9/1/26	1,312	1,382

Pool #G14554, 4.50%, 7/1/26	167	173

Pool #G14891, 3.00%, 10/1/28	510	524

Pool #G15089, 2.50%, 11/1/28	855	866

Pool #G15134, 3.00%, 5/1/29	337	346

Pool #G15468, 3.50%, 12/1/29	765	799

Pool #G18220, 6.00%, 11/1/22	11	12

Pool #G18420, 3.00%, 1/1/27	972	998

Pool #G18438, 2.50%, 6/1/27	436	442

Pool #G18442, 3.50%, 8/1/27	733	765

Pool #G18475, 2.50%, 8/1/28	3,096	3,133

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #G18571, 2.50%, 10/1/30	$624	$625

Pool #G18601, 3.00%, 5/1/31	889	912

Pool #G18618, 2.00%, 11/1/31	290	283

Pool #G18629, 2.00%, 1/1/32	98	95

Pool #G30327, 4.50%, 1/1/27	25	27

Pool #G60145, 3.50%, 8/1/45	1,263	1,297

Pool #G60238, 3.50%, 10/1/45	1,763	1,813

Pool #G60361, 3.50%, 12/1/45	1,675	1,717

Pool #G60440, 3.50%, 3/1/46	2,934	3,014

Pool #G60696, 3.00%, 9/1/46	1,552	1,540

Pool #G60707, 3.00%, 9/1/46	1,515	1,504

Pool #G60723, 3.00%, 10/1/46	1,193	1,186

Pool #G60724, 3.00%, 10/1/46	1,194	1,186

Pool #J00991, 4.00%, 1/1/21	28	29

Pool #J02541, 4.00%, 9/1/20	13	13

Pool #J03041, 6.00%, 7/1/21	20	21

Pool #J03736, 5.50%, 11/1/21	35	37

Pool #J05307, 4.50%, 8/1/22	10	10

Pool #J06175, 5.00%, 5/1/21	11	11

Pool #J06465, 6.00%, 11/1/22	11	12

Pool #J06476, 5.50%, 11/1/22	27	29

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #J08098, 5.50%, 6/1/23	$33	$34

Pool #J08202, 5.00%, 7/1/23	20	21

Pool #J08454, 5.00%, 8/1/23	48	50

Pool #J08913, 5.50%, 10/1/23	23	24

Pool #J09148, 5.00%, 12/1/23	50	51

Pool #J09305, 5.00%, 2/1/24	94	100

Pool #J09463, 5.00%, 3/1/24	44	46

Pool #J11136, 4.00%, 11/1/24	70	73

Pool #J12098, 4.50%, 4/1/25	421	448

Pool #J14808, 3.50%, 3/1/26	607	633

Pool #J17055, 3.00%, 11/1/26	396	407

Pool #J17232, 3.00%, 11/1/26	404	415

Pool #J17932, 3.00%, 3/1/27	643	660

Pool #J20834, 2.50%, 10/1/27	792	802

Pool #J21601, 2.50%, 12/1/27	2,861	2,895

Pool #J22069, 2.50%, 1/1/28	196	198

Pool #J22986, 2.50%, 3/1/28	1,612	1,632

Pool #J23813, 2.00%, 5/1/28	1,403	1,372

Pool #J30435, 3.00%, 1/1/30	833	856

Pool #J31371, 2.50%, 4/1/30	1,096	1,098

Pool #J32223, 2.50%, 7/1/30	789	790

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #K90071, 3.00%, 2/1/33	$1,138	$1,142

Pool #K90641, 3.50%, 6/1/33	190	198

Pool #K90791, 3.00%, 7/1/33	540	552

Pool #K91490, 3.50%, 1/1/34	1,049	1,089

Pool #K92325, 3.00%, 1/1/35	762	773

Pool #Q02211, 4.50%, 7/1/41	577	623

Pool #Q02605, 4.50%, 8/1/41	1,444	1,554

Pool #Q03085, 4.00%, 9/1/41	312	328

Pool #Q04649, 3.50%, 11/1/41	351	360

Pool #Q08894, 3.50%, 6/1/42	895	921

Pool #Q09009, 4.00%, 6/1/42	2,022	2,134

Pool #Q10389, 3.50%, 8/1/42	1,570	1,623

Pool #Q10438, 3.50%, 8/1/42	1,486	1,527

Pool #Q14324, 3.00%, 1/1/43	1,555	1,550

Pool #Q14676, 3.00%, 1/1/43	1,018	1,014

Pool #Q15438, 3.00%, 2/1/43	1,417	1,413

Pool #Q15843, 3.00%, 2/1/43	477	475

Pool #Q18305, 3.50%, 5/1/43	2,613	2,684

Pool #Q18339, 3.00%, 5/1/43	460	459

Pool #Q19697, 3.00%, 6/1/43	1,128	1,123

Pool #Q19909, 3.00%, 7/1/43	911	907

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool #Q20550, 3.00%, 8/1/43	$1,475	$1,468

Pool #Q21320, 3.50%, 8/1/43	620	637

Pool #Q24954, 4.00%, 2/1/44	1,021	1,079

Pool #Q27352, 3.50%, 7/1/44	3,290	3,378

Pool #Q27353, 4.00%, 7/1/44	2,942	3,104

Pool #Q29640, 4.00%, 11/1/44	839	885

Pool #Q36759, 3.50%, 10/1/45	1,713	1,760

Pool #Q37471, 4.00%, 11/1/45	1,269	1,332

Pool #Q37986, 3.50%, 12/1/45	900	923

Pool #Q40841, 3.00%, 6/1/46	1,331	1,319

Pool #Q43876, 3.00%, 10/1/46	1,239	1,228

Pool #Q44663, 3.00%, 11/1/46	1,791	1,775

Pool #Q45095, 3.50%, 12/1/46	3,759	3,847

Pool #V60268, 3.00%, 9/1/28	1,456	1,496

Pool #V60886, 2.50%, 8/1/30	367	367

Pool #V60902, 2.50%, 8/1/30	280	281

Pool #V61151, 2.50%, 5/1/31	1,073	1,075

Pool #V80003, 3.00%, 4/1/43	2,136	2,132

Pool #V80004, 3.00%, 4/1/43	580	578

Pool #V80058, 3.00%, 5/1/43	929	926

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Freddie Mac Gold – 7.7% – continued

Pool TBA 4/17/32 (9)	$2,000	$2,002
4/17/47 (9)	3,800	3,765
		191,303

Government National Mortgage Association I – 1.2%

Pool #510835, 5.50%, 2/15/35	38	43

Pool #597889, 5.50%, 6/15/33	216	242

Pool #614169, 5.00%, 7/15/33	74	82

Pool #616879, 3.50%, 2/15/42	684	713

Pool #617739, 6.00%, 10/15/37	17	19

Pool #634431, 6.00%, 9/15/34	20	22

Pool #641416, 5.50%, 4/15/35	170	192

Pool #646341, 6.00%, 11/15/36	60	70

Pool #648538, 5.00%, 12/15/35	66	72

Pool #651753, 5.50%, 3/15/36	19	21

Pool #658560, 6.50%, 8/15/36	52	59

Pool #670030, 3.00%, 7/15/45	883	891

Pool #675211, 6.50%, 3/15/38	21	24

Pool #675484, 5.50%, 6/15/38	115	128

Pool #676360, 6.50%, 10/15/37	12	14

Pool #682899, 6.00%, 9/15/40	186	212

Pool #687824, 5.50%, 8/15/38	157	175

Pool #687900, 5.00%, 9/15/38	173	191

Pool #687901, 5.00%, 9/15/38	110	120

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Government National Mortgage Association I – 1.2% – continued

Pool #692309, 6.00%, 1/15/39	$81	$92

Pool #697645, 5.50%, 10/15/38	54	60

Pool #698236, 5.00%, 6/15/39	456	503

Pool #698336, 4.50%, 5/15/39	488	522

Pool #699277, 6.00%, 9/15/38	34	38

Pool #700918, 5.50%, 11/15/38	182	203

Pool #700972, 5.50%, 11/15/38	36	40

Pool #701196, 6.00%, 10/15/38	21	24

Pool #703677, 5.50%, 6/15/39	163	182

Pool #704185, 5.50%, 1/15/39	46	51

Pool #704514, 4.50%, 5/15/39	833	901

Pool #704624, 4.50%, 7/15/39	2,369	2,560

Pool #717175, 4.50%, 6/15/39	511	550

Pool #719262, 5.00%, 8/15/40	218	242

Pool #720065, 4.50%, 6/15/39	1,702	1,835

Pool #720202, 4.50%, 7/15/39	392	423

Pool #723231, 4.00%, 10/15/39	340	359

Pool #723339, 5.00%, 9/15/39	228	254

Pool #726085, 4.00%, 11/15/24	189	197

Pool #728629, 4.50%, 1/15/40	785	849

Pool #733663, 4.50%, 5/15/40	1,706	1,842

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Government National Mortgage Association I – 1.2% – continued

Pool #737286, 4.50%, 5/15/40	$618	$667

Pool #737416, 3.50%, 9/15/25	130	136

Pool #738134, 3.50%, 4/15/26	274	285

Pool #738247, 4.50%, 4/15/41	287	307

Pool #745215, 4.00%, 7/15/25	131	138

Pool #747643, 4.50%, 8/15/40	999	1,069

Pool #760874, 3.50%, 2/15/26	211	220

Pool #768800, 4.50%, 6/15/41	151	162

Pool #773939, 4.00%, 11/15/41	771	825

Pool #778957, 3.50%, 3/15/42	823	861

Pool #781939, 6.00%, 7/15/34	325	376

Pool #782131, 5.50%, 12/15/36	74	84

Pool #782150, 5.50%, 4/15/37	86	97

Pool #782259, 5.00%, 2/15/36	155	172

Pool #782272, 5.50%, 2/15/38	158	176

Pool #782498, 6.00%, 12/15/38	79	90

Pool #782565, 5.00%, 2/15/39	1,724	1,904

Pool #782584, 5.00%, 3/15/39	116	128

Pool #782675, 4.50%, 6/15/24	131	140

Pool #782696, 5.00%, 6/15/39	399	440

Pool #782831, 6.00%, 12/15/39	53	60

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Government National Mortgage Association I – 1.2% – continued

Pool #783176, 4.00%, 11/15/40	$890	$942

Pool #783467, 4.00%, 10/15/41	2,839	3,006

Pool #783740, 2.50%, 12/15/27	356	361

Pool #AA6089, 3.00%, 2/15/43	544	551

Pool #AB2891, 3.00%, 9/15/42	326	330

Pool #AD8781, 3.00%, 3/15/43	491	497

Pool #AD9016, 3.00%, 4/15/43	574	581

Pool #AL1763, 3.50%, 1/15/45	351	365
		29,987

Government National Mortgage Association II – 7.0%

Pool #3570, 6.00%, 6/20/34	65	75

Pool #3665, 5.50%, 1/20/35	190	213

Pool #3852, 6.00%, 5/20/36	32	36

Pool #3879, 6.00%, 7/20/36	97	111

Pool #3910, 6.00%, 10/20/36	49	57

Pool #3994, 5.00%, 6/20/37	32	36

Pool #4018, 6.50%, 8/20/37	117	136

Pool #4026, 5.00%, 9/20/37	41	45

Pool #4027, 5.50%, 9/20/37	24	26

Pool #4040, 6.50%, 10/20/37	24	28

Pool #4098, 5.50%, 3/20/38	147	163

Pool #4116, 6.50%, 4/20/38	55	64

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Government National Mortgage Association II – 7.0% – continued

Pool #4170, 6.00%, 6/20/38	$116	$132

Pool #4194, 5.50%, 7/20/38	275	304

Pool #4243, 5.00%, 9/20/38	64	70

Pool #4244, 5.50%, 9/20/38	77	85

Pool #4245, 6.00%, 9/20/38	45	51

Pool #4269, 6.50%, 10/20/38	57	65

Pool #4290, 5.50%, 11/20/38	53	59

Pool #4344, 6.00%, 1/20/39	94	107

Pool #4345, 6.50%, 1/20/39	65	74

Pool #4425, 5.50%, 4/20/39	168	185

Pool #4559, 5.00%, 10/20/39	380	421

Pool #4561, 6.00%, 10/20/39	208	239

Pool #4617, 4.50%, 1/20/40	113	123

Pool #4619, 5.50%, 1/20/40	362	400

Pool #4713, 4.50%, 6/20/40	337	364

Pool #4747, 5.00%, 7/20/40	296	325

Pool #4881, 3.50%, 12/20/40	1,197	1,247

Pool #4882, 4.00%, 12/20/40	2,746	2,925

Pool #4923, 4.50%, 1/20/41	265	286

Pool #5050, 4.00%, 5/20/26	235	246

Pool #5081, 4.00%, 6/20/41	445	472

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Government National Mortgage Association II – 7.0% – continued

Pool #5082, 4.50%, 6/20/41	$470	$507

Pool #5083, 5.00%, 6/20/41	1,829	2,007

Pool #5114, 4.00%, 7/20/41	1,801	1,915

Pool #5141, 5.00%, 8/20/41	249	274

Pool #5175, 4.50%, 9/20/41	252	272

Pool #5176, 5.00%, 9/20/41	1,233	1,368

Pool #5202, 3.50%, 10/20/41	678	705

Pool #5203, 4.00%, 10/20/41	434	461

Pool #5232, 3.50%, 11/20/41	1,282	1,334

Pool #5264, 5.50%, 12/20/41	33	37

Pool #5280, 4.00%, 1/20/42	479	508

Pool #5304, 3.50%, 2/20/42	479	499

Pool #5317, 5.50%, 2/20/42	233	260

Pool #5326, 3.00%, 3/20/27	668	689

Pool #5331, 3.50%, 3/20/42	773	805

Pool #626951, 3.00%, 6/20/45	766	775

Pool #737602, 4.00%, 11/20/40	478	510

Pool #752757, 4.50%, 11/20/40	641	703

Pool #755677, 4.00%, 12/20/40	366	387

Pool #766711, 4.00%, 5/20/42	1,792	1,921

Pool #782433, 6.00%, 10/20/38	170	193

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Government National Mortgage Association II – 7.0% – continued

Pool #783976, 3.50%, 4/20/43	$5,478	$5,704

Pool #AA5970, 3.00%, 1/20/43	1,692	1,710

Pool #AA6054, 3.00%, 2/20/43	2,367	2,393

Pool #AA6149, 3.00%, 3/20/43	1,735	1,754

Pool #AA6160, 3.50%, 3/20/43	612	636

Pool #AA6243, 3.50%, 4/20/43	247	257

Pool #AB9443, 3.50%, 11/20/42	972	1,010

Pool #AD1755, 3.50%, 2/20/43	1,035	1,076

Pool #AD8825, 3.50%, 3/20/43	618	642

Pool #AF5097, 4.00%, 8/20/43	1,811	1,923

Pool #AJ0645, 3.50%, 7/20/44	626	651

Pool #AJ0789, 3.50%, 8/20/45	4,456	4,632

Pool #AJ3643, 4.00%, 10/20/44	1,136	1,207

Pool #AK6867, 3.50%, 1/20/45	3,297	3,428

Pool #AO7525, 3.50%, 8/20/45	2,780	2,890

Pool #AO7682, 4.00%, 8/20/45	1,179	1,265

Pool #MA0006, 2.50%, 4/20/27	245	248

Pool #MA0022, 3.50%, 4/20/42	781	813

Pool #MA0088, 3.50%, 5/20/42	1,745	1,817

Pool #MA0220, 3.50%, 7/20/42	914	951

Pool #MA0318, 3.50%, 8/20/42	1,691	1,761

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Government National Mortgage Association II – 7.0% – continued

Pool #MA0321, 5.00%, 8/20/42	$481	$522

Pool #MA0391, 3.00%, 9/20/42	3,485	3,530

Pool #MA0392, 3.50%, 9/20/42	724	754

Pool #MA0698, 3.00%, 1/20/43	825	835

Pool #MA0850, 2.50%, 3/20/43	295	287

Pool #MA0851, 3.00%, 3/20/43	1,206	1,222

Pool #MA0852, 3.50%, 3/20/43	1,458	1,519

Pool #MA0933, 3.00%, 4/20/43	1,486	1,505

Pool #MA0934, 3.50%, 4/20/43	497	518

Pool #MA1011, 3.00%, 5/20/43	1,431	1,449

Pool #MA1012, 3.50%, 5/20/43	1,297	1,351

Pool #MA1064, 2.50%, 6/20/28	859	869

Pool #MA1089, 3.00%, 6/20/43	1,543	1,562

Pool #MA1224, 3.50%, 8/20/43	1,178	1,226

Pool #MA1285, 3.50%, 9/20/43	668	696

Pool #MA1839, 4.00%, 4/20/44	407	431

Pool #MA1851, 2.50%, 4/20/44 (1)	113	116

Pool #MA1920, 4.00%, 5/20/44	444	469

Pool #MA2224, 4.00%, 9/20/44	2,349	2,483

Pool #MA2444, 3.00%, 12/20/44	329	332

Pool #MA2521, 3.50%, 1/20/45	1,380	1,432

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Government National Mortgage Association II – 7.0% – continued

Pool #MA2522, 4.00%, 1/20/45	$507	$536

Pool #MA2677, 3.00%, 3/20/45	733	740

Pool #MA2753, 3.00%, 4/20/45	1,896	1,915

Pool #MA2754, 3.50%, 4/20/45	835	866

Pool #MA2891, 3.00%, 6/20/45	2,031	2,051

Pool #MA2892, 3.50%, 6/20/45	724	751

Pool #MA2935, 3.00%, 7/20/30	1,240	1,280

Pool #MA2960, 3.00%, 7/20/45	1,534	1,550

Pool #MA3034, 3.50%, 8/20/45	2,001	2,077

Pool #MA3106, 4.00%, 9/20/45	1,962	2,074

Pool #MA3172, 3.00%, 10/20/45	402	406

Pool #MA3173, 3.50%, 10/20/45	8,390	8,709

Pool #MA3174, 4.00%, 10/20/45	1,062	1,123

Pool #MA3244, 3.50%, 11/20/45	1,500	1,557

Pool #MA3245, 4.00%, 11/20/45	3,783	3,998

Pool #MA3310, 3.50%, 12/20/45	3,178	3,298

Pool #MA3320, 2.50%, 12/20/45 (1)	427	434

Pool #MA3322, 3.00%, 12/20/45 (1)	530	542

Pool #MA3378, 4.50%, 1/20/46	2,214	2,366

Pool #MA3400, 2.00%, 1/20/46 (1)	167	170

Pool #MA3521, 3.50%, 3/20/46	2,975	3,088

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Government National Mortgage Association II – 7.0% – continued

Pool #MA3522, 4.00%, 3/20/46	$901	$952

Pool #MA3596, 3.00%, 4/20/46	1,723	1,740

Pool #MA3597, 3.50%, 4/20/46	2,966	3,079

Pool #MA3662, 3.00%, 5/20/46	2,705	2,732

Pool #MA3663, 3.50%, 5/20/46	1,817	1,886

Pool #MA3664, 4.00%, 5/20/46	873	923

Pool #MA3735, 3.00%, 6/20/46	3,239	3,271

Pool #MA3736, 3.50%, 6/20/46	2,362	2,452

Pool #MA3777, 2.50%, 7/20/31	281	285

Pool #MA3778, 3.00%, 7/20/31	369	381

Pool #MA3802, 3.00%, 7/20/46	3,774	3,812

Pool #MA3803, 3.50%, 7/20/46	3,518	3,651

Pool #MA3873, 3.00%, 8/20/46	1,440	1,454

Pool #MA3874, 3.50%, 8/20/46	1,603	1,664

Pool #MA3936, 3.00%, 9/20/46	3,216	3,248

Pool #MA4003, 3.00%, 10/20/46	2,124	2,145

Pool #MA4026, 2.00%, 10/20/46 (1)	167	168

Pool #MA4067, 2.50%, 11/20/46	1,485	1,442

Pool #MA4101, 2.50%, 12/20/31	196	199

Pool #MA4125, 2.50%, 12/20/46	99	96

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 31.4% (8) – continued

Government National Mortgage Association II – 7.0% – continued

Pool #MA4261, 3.00%, 2/20/47	$3,292	$3,325

Pool TBA 4/17/47 (9)	11,200	11,298
		174,910

Tennessee Valley Authority – 0.1%

5.25%, 9/15/39	1,650	2,082
Total U.S. Government Agencies
(Cost $783,631)		783,096

U.S. GOVERNMENT OBLIGATIONS – 31.2%

U.S. Treasury Bonds – 7.2%

8.75%, 8/15/20	450	555
8.00%, 11/15/21	1,125	1,428
7.13%, 2/15/23	2,000	2,560
6.25%, 8/15/23	6,550	8,162
7.63%, 2/15/25	165	229
6.00%, 2/15/26	9,750	12,603
6.13%, 11/15/27	9,000	12,109
6.25%, 5/15/30	6,000	8,504
5.38%, 2/15/31	4,000	5,341
4.50%, 2/15/36	475	602
4.38%, 2/15/38	1,890	2,359
4.50%, 5/15/38	1,700	2,156
3.50%, 2/15/39	6,000	6,604
4.25%, 5/15/39	4,250	5,190
4.50%, 8/15/39	8,000	10,104
4.38%, 11/15/39	7,000	8,688
4.63%, 2/15/40	5,250	6,744
4.38%, 5/15/40	1,000	1,242
3.75%, 8/15/41	4,000	4,536
3.13%, 2/15/42	2,000	2,046
2.75%, 8/15/42	2,500	2,383
3.38%, 5/15/44	5,000	5,336
3.00%, 11/15/44	7,000	6,968
2.50%, 2/15/45	6,000	5,391
3.00%, 5/15/45	13,000	12,924
3.00%, 11/15/45	28,000	27,827
2.50%, 5/15/46	8,000	7,165
2.25%, 8/15/46	5,000	4,232
2.88%, 11/15/46	5,000	4,851
		178,839

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 31.2% – continued

U.S. Treasury Notes – 24.0%

1.00%, 9/15/17	$15,000	$15,007
0.88%, 1/31/18	10,000	9,986
3.50%, 2/15/18	6,250	6,381
0.75%, 2/28/18	5,000	4,986
3.88%, 5/15/18	3,300	3,402
0.63%, 6/30/18	10,000	9,937
1.38%, 6/30/18	2,600	2,608
0.88%, 7/15/18	15,000	14,948
1.38%, 7/31/18	10,000	10,029
1.50%, 8/31/18	17,030	17,106
3.75%, 11/15/18	2,300	2,394
1.50%, 12/31/18	10,000	10,047
1.13%, 1/15/19	5,000	4,990
0.75%, 2/15/19	5,000	4,955
2.75%, 2/15/19	18,000	18,504
1.38%, 2/28/19	4,000	4,010
1.50%, 2/28/19	5,000	5,023
1.63%, 4/30/19	10,000	10,069
0.88%, 6/15/19	10,000	9,903
1.63%, 6/30/19	10,000	10,065
0.88%, 7/31/19	2,000	1,979
1.63%, 7/31/19	10,000	10,062
3.63%, 8/15/19	18,000	18,957
1.75%, 9/30/19	30,000	30,268
1.00%, 11/15/19	1,000	989
3.38%, 11/15/19	16,000	16,811
1.63%, 12/31/19	2,500	2,512
3.63%, 2/15/20	5,000	5,302
1.38%, 3/31/20	2,280	2,270
1.13%, 4/30/20	3,000	2,962
3.50%, 5/15/20	5,000	5,295
1.38%, 5/31/20	15,000	14,906
1.50%, 5/31/20	20,000	19,950
2.63%, 8/15/20	3,000	3,096
2.63%, 11/15/20	3,000	3,098
1.63%, 11/30/20	10,000	9,971
1.75%, 12/31/20	10,000	10,007
1.38%, 1/31/21	10,000	9,860
3.63%, 2/15/21	12,000	12,847
1.13%, 2/28/21	29,000	28,293
1.38%, 5/31/21	12,000	11,786
1.13%, 6/30/21	20,000	19,421
2.13%, 6/30/21	1,740	1,761

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 31.2% – continued

U.S. Treasury Notes – 24.0% – continued

2.13%, 8/15/21 (10)	$36,000	$36,425
1.63%, 8/15/22	9,000	8,816
1.75%, 9/30/22	3,925	3,866
2.13%, 12/31/22	5,000	5,012
1.50%, 2/28/23	10,000	9,667
1.63%, 4/30/23	20,000	19,433
1.63%, 5/31/23	1,000	971
2.75%, 11/15/23	5,000	5,177
2.50%, 5/15/24	20,000	20,359
2.38%, 8/15/24	9,000	9,072
2.25%, 11/15/24	3,000	2,993
2.25%, 11/15/25	9,525	9,443
1.63%, 2/15/26	29,660	27,886
1.63%, 5/15/26	25,000	23,450
		599,323
Total U.S. Government Obligations
(Cost $771,143)		778,162

MUNICIPAL BONDS – 0.8%

Arizona – 0.0%

Phoenix G.O. Unlimited Bonds, Series A, Build America Bonds, 5.27%, 7/1/34	100	116

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds, 4.84%, 1/1/41	110	126
		242

California – 0.3%

Bay Area Toll Bridge Authority Revenue Bonds, Build America Bonds, 6.26%, 4/1/49	425	580

Bay Area Toll Bridge Authority Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/1/50	150	216

Bay Area Toll Bridge Authority Taxable Revenue Bonds, Series S3, Build America Bonds, 6.91%, 10/1/50	150	215

California State G.O. Unlimited Bonds, Build America Bonds, 7.70%, 11/1/30	135	159

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

California – 0.3% – continued

7.30%, 10/1/39	$920	$1,292
7.63%, 3/1/40	405	591
7.60%, 11/1/40	400	597

California State Public Works Board Lease Revenue Bonds, Series G-2, Build America Bonds, 8.36%, 10/1/34	50	72

California State Various Purpose Taxable G.O. Unlimited Bonds, 6.20%, 3/1/19	200	218

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.55%, 4/1/39	585	857

East Bay Municipal Utility District Water System Subordinated Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	300	375

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.75%, 8/1/49	150	218

Los Angeles Department of Airports Direct Pay Revenue Bonds, Build America Bonds, 6.58%, 5/15/39	250	319

Los Angeles Unified School District G.O. Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/1/34	290	388

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	335	411

Metropolitan Water District of Southern California Revenue Bonds, Issuer Subseries A, Build America Bonds, 6.95%, 7/1/40	100	114

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds, 6.14%, 5/1/49	100	129

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

California – 0.3% – continued

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds, 6.95%, 11/1/50	$75	$106

University of California Revenue Bonds, Build America Bonds, 5.95%, 5/15/45	150	185
		7,042

Colorado – 0.0%

Denver City & County School District No. 1 Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (State Aid Withholding), 5.66%, 12/1/33	50	60

Connecticut – 0.0%

Connecticut State G.O. Unlimited Bonds, Build America Bonds, 5.63%, 12/1/29	165	194

Connecticut State Taxable G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	300	360
		554

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/1/34	30	37

Florida – 0.0%

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 2.11%, 7/1/18	500	504

Georgia – 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, Build America Bonds, 6.66%, 4/1/57	100	112

Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/1/57	70	80
7.06%, 4/1/57	300	316
		508

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

Illinois – 0.1%

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding Taxable Revenue Bonds, Series A, 6.90%, 12/1/40	$300	$374

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40	140	164

Illinois State Taxable G.O. Unlimited Bonds, 5.67%, 3/1/18	300	308

Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	705	642
		1,488

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds, 4.50%, 8/1/31	250	280

Massachusetts State School Building Authority Sales TRB, Build America Bonds, 5.72%, 8/15/39	100	124
		404

Mississippi – 0.0%

Mississippi State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.25%, 11/1/34	100	119

Nevada – 0.0%

Clark County Airport Revenue Bonds, Series B, Build America Bonds, 6.88%, 7/1/42	355	393

Clark County Airport System Taxable Revenue Bonds, Series C, Build America Bonds, 6.82%, 7/1/45	200	281
		674

New Jersey – 0.1%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds, 6.56%, 12/15/40	200	218

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

New Jersey – 0.1% – continued

New Jersey State Transportation Trust Fund Authority Taxable Revenue Bonds, Series C, Build America Bonds, 6.10%, 12/15/28	$300	$312

New Jersey State Turnpike Authority Taxable Revenue Bonds, Series F, Build America Bonds, 7.41%, 1/1/40	125	180

Rutgers State University Revenue Bonds, Build America Bonds, 5.67%, 5/1/40	145	170
		880

New York – 0.1%

Metropolitan Transportation Authority Dedicated Tax Fund Taxable Revenue Bonds, Build America Bonds, 7.34%, 11/15/39	75	109

Metropolitan Transportation Authority Taxable Revenue Bonds, Build America Bonds, 6.69%, 11/15/40	100	133
6.81%, 11/15/40	60	81

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.75%, 6/15/41	200	260
5.72%, 6/15/42	250	322

New York City Transitional Finance Authority Future Tax Secured Taxable Revenue Bonds, Build America Bonds, 5.77%, 8/1/36	300	364

New York G.O. Unlimited Bonds, Series H-1, Build America Bonds, 5.52%, 10/1/37	100	120
5.85%, 6/1/40	85	108

New York State Dormitory Authority Personal Income Taxable Revenue Bonds, Series F, Build America Bonds, 5.63%, 3/15/39	75	90

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

New York – 0.1% – continued

New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.60%, 3/15/40	$250	$305

New York State Urban Development Corp. Taxable Revenue Bonds, Build America Bonds, 5.77%, 3/15/39	100	120

New York Taxable G.O. Unlimited Bonds, Series F-1, Build America Bonds, 6.65%, 12/1/31	225	257

Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/1/40	350	432

Port Authority of New York & New Jersey Consolidated 165th Taxable Revenue Bonds, 5.65%, 11/1/40	200	247

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/1/51	250	282
		3,230

Ohio – 0.1%

American Municipal Power-Ohio, Inc. Revenue Bonds, Issuer Subseries B, Build America Bonds, 6.45%, 2/15/44	200	252

American Municipal Power-Ohio, Inc. Taxable Revenue Bonds, Series B, Build America Bonds, Combined Hydroelectric Projects, 8.08%, 2/15/50	300	460

Northeast Regional Sewer District Improvement Taxable Revenue Bonds, Build America Bonds, 6.04%, 11/15/40	145	163

Ohio State University Revenue Bonds, Series C, Build America Bonds, 4.91%, 6/1/40	190	219

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

Ohio – 0.1% – continued

Ohio State University Taxable Revenue Bonds, Series A, 4.80%, 6/1/11 (3)	$200	$196

Ohio State Water Quality Development Authority Pollution Control Taxable Revenue Bonds, Series B-2, Loan Fund, 4.88%, 12/1/34	90	102
		1,392

Oregon – 0.0%

Oregon State Department of Transportation Highway User Taxable Revenue Bonds, Series A, Subordinate Lien, Build America Bonds, 5.83%, 11/15/34	200	252

Pennsylvania – 0.0%

State Public School Building Authority Taxable Revenue Bonds, Series A, Qualified School Construction Bonds, 5.00%, 9/15/27	200	210

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate Taxable Revenue Bonds, Series B, Build America Bonds, 6.73%, 7/1/43	100	131

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds, 5.02%, 12/1/48	180	207

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF-Gtd.), 6.45%, 2/15/35	200	229

Houston Taxable Pension Obligation G.O. Limited Refunding Bonds, Series A, 6.29%, 3/1/32	280	330

North Texas Tollway Authority Revenue Bonds, Series B, Build America Bonds, 6.72%, 1/1/49	125	174

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.8% – continued

Texas – 0.1% – continued

San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.99%, 2/1/39	$200	$256

Texas State Taxable G.O. Unlimited Bonds, Build America Bonds, 5.52%, 4/1/39	200	250

Texas State Transportation Commission State Highway Fund Taxable Revenue Bonds, Series B, First Tier, 5.18%, 4/1/30	300	352

University of Texas Revenue Bonds, Series C, Build America Bonds, 4.79%, 8/15/46	100	114
		1,912

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds, 3.54%, 7/1/25	95	99

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds, 5.49%, 11/1/39	80	98

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds, 6.79%, 7/1/40	100	127

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.14%, 8/1/40	100	120
		345
Total Municipal Bonds
(Cost $16,745)		20,083

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0%

Escrow Lehman Brothers Holdings Capital Trust VII (11)(12)	50,000	$–
Total Other
(Cost $39)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.5%

Northern Institutional Funds - Government Assets Portfolio, 0.50% (13)(14)	62,916,746	$62,917
Total Investment Companies
(Cost $62,917)		62,917

Total Investments – 101.0%
(Cost $2,496,030)		2,520,404

Liabilities less Other Assets – (1.0%)		(23,786)
NET ASSETS – 100.0%		$2,496,618

(1)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(2)	Step coupon bond. Rate as of March 31, 2017 is disclosed.
(3)	Century bond maturing in 2111.
(4)	Century bond maturing in 2114.
(5)	Century bond maturing in 2112.
(6)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(7)	Zero coupon bond.
(8)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(9)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(10)	A portion of this security has been pledged as collateral to certain counterparties to secure the repayment of the Fund’s obligations to those counterparties under the Master Securities Forward Transaction Agreement.
(11)	Issuer has defaulted on terms of debt obligation.
(12)	Level 3 asset that is worthless, bankrupt or has been delisted.
(13)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(14)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	39.0%
U.S. Agency	23.0
AAA	4.4
AA	4.4
A	12.5
BBB	14.2
Cash Equivalents	2.5

Total	100.0%

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$38,600	$–	$38,600
Corporate Bonds (1)	–	612,116	–	612,116
Foreign Issuer Bonds (1)	–	225,430	–	225,430
U.S. Government Agencies (1)	–	783,096	–	783,096
U.S. Government Obligations (1)	–	778,162	–	778,162
Municipal Bonds (1)	–	20,083	–	20,083
Investment Companies	62,917	–	–	62,917
Total Investments	$62,917	$2,457,487	$–	$2,520,404

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

Fannie Mae - Federal National Mortgage Association

Freddie Mac - Federal Home Loan Mortgage Corporation

FHLMC - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

Gtd. - Guaranteed

PSF - Permanent School Fund

TBA - To Be Announced

TRB - Tax Revenue Bonds

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.3%

U.S. Treasury Bonds – 15.8%

6.00%, 2/15/26	$10	$13

6.50%, 11/15/26	75	102

6.38%, 8/15/27	115	157

6.13%, 11/15/27	75	101

5.50%, 8/15/28	150	195

5.25%, 11/15/28	100	128

6.13%, 8/15/29	50	69

6.25%, 5/15/30	175	248

5.38%, 2/15/31	200	267

4.50%, 2/15/36	190	241

4.75%, 2/15/37	125	163

5.00%, 5/15/37	100	134

4.38%, 2/15/38	150	187

4.50%, 5/15/38	95	120

3.50%, 2/15/39	210	231

4.25%, 5/15/39	200	244

4.50%, 8/15/39	175	221

4.38%, 11/15/39	250	310

4.63%, 2/15/40	335	430

4.38%, 5/15/40	290	360

3.88%, 8/15/40	200	231

4.25%, 11/15/40	275	336

4.75%, 2/15/41	295	386

4.38%, 5/15/41	190	237

3.75%, 8/15/41	255	289

3.13%, 11/15/41	195	200

3.13%, 2/15/42	300	307

3.00%, 5/15/42	255	255

2.75%, 8/15/42	380	362

2.75%, 11/15/42	415	395

3.13%, 2/15/43	505	515

2.88%, 5/15/43	625	609

3.63%, 8/15/43	500	557

3.75%, 11/15/43	580	660

3.63%, 2/15/44	650	724

3.38%, 5/15/44	700	747

3.13%, 8/15/44	625	637

3.00%, 11/15/44	605	602

2.50%, 2/15/45	650	584

3.00%, 5/15/45	650	646

2.88%, 8/15/45	675	655

3.00%, 11/15/45	680	676

2.50%, 2/15/46	600	538

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.3% – continued

U.S. Treasury Bonds – 15.8% – continued

2.50%, 5/15/46	$575	$515

2.25%, 8/15/46	575	487

2.88%, 11/15/46	600	582

3.00%, 2/15/47	450	448
		17,101

U.S. Treasury Notes – 83.5%

0.75%, 4/15/18	250	249

0.63%, 4/30/18	500	497

2.63%, 4/30/18	200	203

1.00%, 5/15/18	350	350

3.88%, 5/15/18	150	155

0.88%, 5/31/18	250	249

1.00%, 5/31/18	850	849

1.13%, 6/15/18	450	450

0.63%, 6/30/18	400	398

1.38%, 6/30/18	400	401

0.88%, 7/15/18	800	797

0.75%, 7/31/18	500	497

1.38%, 7/31/18	400	401

1.00%, 8/15/18	750	748

0.75%, 8/31/18	500	497

1.50%, 8/31/18	765	768

1.00%, 9/15/18	400	399

0.75%, 9/30/18	300	298

1.38%, 9/30/18	750	752

0.88%, 10/15/18	350	348

0.75%, 10/31/18	300	298

1.25%, 10/31/18	500	500

1.75%, 10/31/18	200	202

1.25%, 11/15/18	300	300

3.75%, 11/15/18	400	416

1.00%, 11/30/18	400	399

1.25%, 11/30/18	500	500

1.38%, 11/30/18	250	251

1.25%, 12/15/18	300	300

1.38%, 12/31/18	250	251

1.50%, 12/31/18	550	553

1.13%, 1/15/19	500	499

1.13%, 1/31/19	400	399

1.25%, 1/31/19	350	350

1.50%, 1/31/19	450	452

0.75%, 2/15/19	400	396

2.75%, 2/15/19	400	411

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.3% – continued

U.S. Treasury Notes – 83.5% – continued

1.13%, 2/28/19	$500	$499

1.38%, 2/28/19	300	301

1.50%, 2/28/19	400	402

1.00%, 3/15/19	500	497

1.25%, 3/31/19	400	400

1.50%, 3/31/19	200	201

1.63%, 3/31/19	600	604

0.88%, 4/15/19	300	298

1.25%, 4/30/19	200	200

1.63%, 4/30/19	550	554

0.88%, 5/15/19	450	446

3.13%, 5/15/19	500	519

1.13%, 5/31/19	150	149

1.50%, 5/31/19	600	603

0.88%, 6/15/19	500	495

1.63%, 6/30/19	750	755

0.75%, 7/15/19	400	395

0.88%, 7/31/19	365	361

1.63%, 7/31/19	500	503

0.75%, 8/15/19	450	444

1.00%, 8/31/19	675	669

1.63%, 8/31/19	250	252

0.88%, 9/15/19	500	494

1.00%, 9/30/19	175	173

1.75%, 9/30/19	500	505

1.00%, 10/15/19	500	495

1.50%, 10/31/19	800	802

1.00%, 11/15/19	1,100	1,088

1.00%, 11/30/19	355	351

1.50%, 11/30/19	500	501

1.38%, 12/15/19	500	499

1.63%, 12/31/19	850	854

1.38%, 1/15/20	400	399

1.25%, 1/31/20	600	596

1.38%, 1/31/20	350	349

1.38%, 2/15/20	750	748

3.63%, 2/15/20	500	530

1.25%, 2/29/20	350	348

1.38%, 2/29/20	150	149

1.63%, 3/15/20	750	753

1.13%, 3/31/20	250	247

1.38%, 3/31/20	200	199

1.13%, 4/30/20	800	790

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.3% – continued

U.S. Treasury Notes – 83.5% – continued

3.50%, 5/15/20	$350	$371

1.38%, 5/31/20	400	398

1.50%, 5/31/20	800	798

1.63%, 6/30/20	550	550

1.63%, 7/31/20	600	600

2.00%, 7/31/20	200	203

2.63%, 8/15/20	300	310

1.38%, 8/31/20	700	694

2.13%, 8/31/20	335	340

1.38%, 9/30/20	1,000	990

1.38%, 10/31/20	805	796

1.75%, 10/31/20	480	481

2.63%, 11/15/20	585	604

1.63%, 11/30/20	500	499

2.00%, 11/30/20	325	328

1.75%, 12/31/20	765	766

1.38%, 1/31/21	1,050	1,035

2.13%, 1/31/21	175	177

3.63%, 2/15/21	550	589

1.13%, 2/28/21	700	683

2.00%, 2/28/21	390	393

1.25%, 3/31/21	650	637

2.25%, 3/31/21	350	356

1.38%, 4/30/21	550	541

2.25%, 4/30/21	375	382

3.13%, 5/15/21	475	500

1.38%, 5/31/21	650	638

2.00%, 5/31/21	350	353

1.13%, 6/30/21	600	583

2.13%, 6/30/21	450	455

1.13%, 7/31/21	550	533

2.25%, 7/31/21	475	483

2.13%, 8/15/21	750	759

1.13%, 8/31/21	500	484

2.00%, 8/31/21	500	503

1.13%, 9/30/21	550	532

2.13%, 9/30/21	450	455

1.25%, 10/31/21	600	583

2.00%, 10/31/21	400	402

2.00%, 11/15/21	725	728

1.75%, 11/30/21	600	596

1.88%, 11/30/21	800	799

2.00%, 12/31/21	500	502

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.3% – continued

U.S. Treasury Notes – 83.5% – continued

2.13%, 12/31/21	$475	$480
1.50%, 1/31/22	500	490
1.88%, 1/31/22	500	499
2.00%, 2/15/22	425	427
1.75%, 2/28/22	500	496
1.88%, 2/28/22	500	499
1.75%, 3/31/22	510	505
1.88%, 3/31/22	500	499
1.75%, 4/30/22	450	445
1.75%, 5/15/22	375	371
1.88%, 5/31/22	550	547
2.00%, 7/31/22	450	450
1.63%, 8/15/22	350	343
1.88%, 8/31/22	475	471
1.75%, 9/30/22	395	389
1.88%, 10/31/22	375	372
1.63%, 11/15/22	555	542
2.00%, 11/30/22	300	299
2.13%, 12/31/22	525	526
1.75%, 1/31/23	575	564
2.00%, 2/15/23	725	721
1.50%, 2/28/23	450	435
1.50%, 3/31/23	450	435
1.63%, 4/30/23	450	437
1.75%, 5/15/23	725	709
1.63%, 5/31/23	450	437
1.38%, 6/30/23	350	334
1.25%, 7/31/23	500	473
2.50%, 8/15/23	800	816
1.38%, 8/31/23	500	476
1.38%, 9/30/23	450	428
1.63%, 10/31/23	450	435
2.75%, 11/15/23	850	880
2.13%, 11/30/23	450	449
2.25%, 12/31/23	500	502
2.25%, 1/31/24	400	401
2.75%, 2/15/24	800	828
2.13%, 2/29/24	500	497
2.13%, 3/31/24	500	497
2.50%, 5/15/24	975	993
2.38%, 8/15/24	975	983
2.25%, 11/15/24	1,025	1,023
2.00%, 2/15/25	1,125	1,100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 99.3% – continued

U.S. Treasury Notes – 83.5% – continued

2.13%, 5/15/25	$900	$886
2.00%, 8/15/25	1,050	1,022
2.25%, 11/15/25	1,045	1,036
1.63%, 2/15/26	1,050	987
1.63%, 5/15/26	1,150	1,079
1.50%, 8/15/26	970	898
2.00%, 11/15/26	950	918
2.25%, 2/15/27	750	740
		90,678
Total U.S. Government Obligations
(Cost $108,334)		107,779

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.7%

Northern Institutional Funds - U.S. Government Portfolio, 0.50% (1)(2)	805,485	$805
Total Investment Companies
(Cost $805)		805

Total Investments – 100.0%
(Cost $109,139)		108,584

Other Assets less Liabilities – 0.0%		15
NET ASSETS – 100.0%		$108,599

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	99.3%
Cash Equivalents	0.7

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default).

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Obligations (1)	$–	$107,779	$–	$107,779
Investment Companies	805	–	–	805
Total Investments	$805	$107,779	$–	$108,584

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2017, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with

FIXED INCOME INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2017

respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2017, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On January 6, 2014, the Bond Index Fund entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which each party has agreed to pledge cash and/or securities as collateral to secure the repayment of its obligations to the other party under the MSFTA. At March 31, 2017, the Bond Index Fund pledged collateral in the form of U.S. Treasury Notes amounting to approximately $53,000.

D) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

G) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Bond Index	Daily	Monthly

U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2017, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)

Bond Index	$5,680	$(5,680)

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2016 through March 31, 2017, the following Funds incurred net capital losses and/or late year ordinary losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Bond Index	$ 4,766

U.S. Treasury Index	220

At March 31, 2017, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Bond Index	$-	$ 1,412	$-	$ 24,273

U.S. Treasury Index	-	39	-	(766)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Bond Index	$ -	$ 72,010	$ 1,562

U.S. Treasury Index	-	1,913	385

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Bond Index	$ -	$ 69,191	$ 4,697

U.S. Treasury Index	-	1,464	899

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2017, neither Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services

FIXED INCOME INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2017

provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. Effective April 1, 2017, the Service Plan was amended to permit an annual rate up to 0.15 percent of the average daily net assets of the Funds. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2017.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2017.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds entered into a $250,000,000 senior unsecured revolving credit facility on November 23, 2015, which expired on November 21, 2016 and was administered by Citibank, N.A., for liquidity and other purposes (the “Prior Credit Facility”). The interest rate charged under the Prior Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Prior Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Prior Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Prior Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2017.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2017, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Bond Index	0.13%	0.15%

U.S. Treasury Index	0.13%	0.15%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2017. The contractual reimbursement arrangements will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

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FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI or its affiliates. At March 31, 2017, the uninvested cash of the Bond Index Fund is invested in the Northern Institutional Funds Government Assets Portfolio (formerly known as the Diversified Assets Portfolio), and the uninvested cash of the U.S. Treasury Index Fund is invested in the Northern Institutional Funds U.S. Government Portfolio (together with the Northern Institutional Funds Government Assets Portfolio, the “Portfolios”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of each Portfolio’s prospectus) on any assets invested in the Portfolios is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$ 1,449,947	$ 321,958	$ 1,611,904	$ 232,056
U.S. Treasury Index	46,265	-	56,207	-

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2017, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Bond Index	$ 53,323	$ (29,050)	$ 24,273	$ 2,496,131
U.S. Treasury Index	546	(1,312)	(766)	109,350

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	84,889	$909,368	2,016	$21,406	(93,362)	$(988,988)	(6,457)	$(58,214)
U.S. Treasury Index	1,970	42,968	105	2,282	(2,570)	(55,790)	(495)	(10,540)

FIXED INCOME INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2017

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	81,654	$867,845	1,833	$19,463	(90,325)	$(960,296)	(6,838)	$(72,988)
U.S. Treasury Index	4,428	96,864	108	2,344	(3,070)	(67,170)	1,466	32,038

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
Bond Index	Northern Institutional Funds - Government Assets Portfolio*	$108,568	$590,394	$636,045	$-	$-	$197	$62,917
U.S. Treasury Index	Northern Institutional Funds - U.S. Government Portfolio	1,837	48,456	49,488	-	-	2	805

Prior to October 1, 2016, the Government Assets Portfolio was named the Diversified Assets Portfolio.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X is August 1, 2017 while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Bond Index Fund and U.S. Treasury Index Fund (collectively, the “Funds”), two separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2017

FIXED INCOME INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

TAX INFORMATION	MARCH 31, 2017 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2016, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	20%
Bond Index	$0.006076
U.S. Treasury Index	0.071669

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FUND EXPENSES MARCH 31, 2017 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/16 - 3/31/17” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 88), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.15%	$1,000.00	$976.20	$0.74
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

U.S. TREASURY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.16%	$1,000.00	$967.30	$0.78
Hypothetical**	0.16%	$1,000.00	$1,024.13	$0.81

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

FIXED INCOME INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2017 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 67 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 60 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 60 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

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FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 60 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Trustee of Rush University Medical Center since November 2009;

•  Director, Miami Corporation since November 2015.

• None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow since 2016;

•  Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

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FIXED INCOME INDEX FUNDS

MARCH 31, 2017 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2017 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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INVESTMENT CONSIDERATIONS

FIXED INCOME INDEX FUNDS

BOND INDEX FUND1,2,4

U.S. TREASURY INDEX FUND1,2,3,4

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

3 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

4 Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND
Ticker Symbol: NOAZX

28	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NCITX

36	CALIFORNIA TAX-EXEMPT FUND
Ticker Symbol: NCATX

41	HIGH YIELD MUNICIPAL FUND
Ticker Symbol: NHYMX

50	INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NOITX

72	SHORT-INTERMEDIATE TAX-EXEMPT FUND
Ticker Symbol: NSITX

88	TAX-EXEMPT FUND
Ticker Symbol: NOTEX

103	NOTES TO THE FINANCIAL STATEMENTS

111	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

112	TAX INFORMATION

113	FUND EXPENSES

115	TRUSTEES AND OFFICERS

119	INVESTMENT CONSIDERATIONS

120	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about the Northern Funds’ investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The surprise election of Donald Trump to the U.S. presidency last November 2016 created a wholesale shift in the outlook for interest rates. Many investors reasoned that Trump’s potential policies, likely featuring expanded fiscal stimulus and reduced taxes, should foster stronger economic growth and elevated inflation pressures. Additionally, the U.S. Federal Reserve (“Fed”) continued on its path of normalizing monetary policy by raising its benchmark rate 25 basis points in December 2016 and March 2017, and by signaling two additional hikes in 2017. As a result, after touching near record lows earlier, interest rates moved sharply higher during the 12-month period ended March 31, 2017. For example, 10-year Treasury yields rose by 62 basis points and 10-year municipal yields climbed 55 basis points.

During the 12-month period ended March 31, 2017, the Arizona Tax-Exempt Fund, with an average maturity of 8.7 years, posted a return of -0.17%. The Fund underperformed its benchmark, the Bloomberg Barclays Arizona Municipal Bond Index, which generated a return of 0.22%. During the period, as municipal yields moved higher, we reduced the Fund’s modified duration on a real and relative basis. However, an underweight to long-dated Arizona securities within the Fund’s barbelled maturity positioning detracted from relative performance. Additionally, the Fund’s considerably higher quality credit profile versus its benchmark and peers detracted from returns, as lower-rated bonds outperformed. At March 31, 2017, the Fund had less than 7% exposure to A-rated credits and no exposure to BBB-rated bonds. In light of our expectations for higher interest rates, we added more defensive coupon and call structures to the portfolio.

Going forward, we will measure the impact to the Arizona municipal market of any programs that are enacted at the federal level. In addition, we will monitor the Fed for any changes to its expected actions with regard to the federal funds rate and the Fed’s sizable balance sheet. Lastly, we will closely monitor the supply/demand dynamics of the Arizona tax-exempt market as we look to capitalize on technical opportunities through active management.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99
ARIZONA TAX-EXEMPT FUND	-0.17%	3.20%	4.21%	4.65%
BLOOMBERG BARCLAYS ARIZONA MUNICIPAL BOND INDEX	0.22	3.47	4.52	4.97

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 119.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The surprise election of Donald Trump to the U.S. presidency last November 2016 created a wholesale shift in the outlook for interest rates. Investors reasoned that Trump’s potential policies, likely featuring expanded fiscal stimulus and reduced taxes, should foster stronger economic growth and elevated inflation pressures. Additionally, the U.S. Federal Reserve (“Fed”) continued on its path of normalizing monetary policy by raising its benchmark rate 25 basis points in December 2016 and March 2017, and by signaling two additional hikes in 2017. As a result, after touching near record lows earlier, interest rates moved sharply higher during the 12-month period ended March 31, 2017. For example, 10-year Treasury yields rose by 62 basis points and 10-year municipal yields climbed 55 basis points.

During the 12-month period ended March 31, 2017, the California Intermediate Tax-Exempt Fund, with an average maturity of 8.5 years, posted a return of -0.87%. The Fund underperformed its benchmark, the Bloomberg Barclays California Intermediate Municipal Bond Index, which generated a return of -0.40%. During the period, as municipal yields moved higher, we reduced the Fund’s modified duration on a real and relative basis. However, an underweight to long-dated California securities within the Fund’s barbelled maturity positioning detracted from relative performance. Additionally, the Fund’s considerably higher quality credit profile versus its benchmark and peers detracted from returns, as lower-rated bonds outperformed. At March 31, 2017, the Fund had less than 6% exposure to A-rated credits and almost no exposure to BBB-rated bonds. In light of our expectations for higher interest rates, we added more defensive coupon and call structures to the portfolio.

Going forward, we will measure the impact to the California municipal market of any programs that are enacted at the federal level. In addition, we will monitor the Fed for any changes to its expected actions with regard to the federal funds rate and the Fed’s sizable balance sheet. Lastly, we will closely monitor the supply/demand dynamics of the California tax-exempt market as we look to capitalize on technical opportunities through active management.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 10/01/99
CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	-0.87%	2.91%	3.72%	4.14%
BLOOMBERG BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	-0.40	3.00	4.59	4.82

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 119.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The surprise election of Donald Trump to the U.S. presidency last November 2016 created a wholesale shift in the outlook for interest rates. Investors reasoned that Trump’s potential policies, likely featuring expanded fiscal stimulus and reduced taxes, should foster stronger economic growth and elevated inflation pressures. Additionally, the U.S. Federal Reserve (“Fed”) continued on its path of normalizing monetary policy by raising its benchmark rate 25 basis points in December 2016 and March 2017, and by signaling two additional hikes in 2017. As a result, after touching near record lows earlier, interest rates moved sharply higher during the 12-month period ended March 31, 2017. For example, 10-year Treasury yields rose by 62 basis points and 10-year municipal yields climbed 55 basis points.

During the 12-month period ended March 31, 2017, the California Tax-Exempt Fund, with an average maturity of 10.7 years, posted a return of -0.83%. The Fund underperformed its benchmark, the Bloomberg Barclays California Municipal Bond Index, which generated a return of -0.16%. During the period, as municipal yields moved higher, we reduced the Fund’s modified duration on a real and relative basis. However, an underweight to long-dated California securities within the Fund’s barbelled maturity positioning detracted from relative performance. Additionally, the Fund’s considerably higher quality credit profile versus its benchmark and peers detracted from returns, as lower-rated bonds outperformed. At March 31, 2017, the Fund had less than 6% exposure to A-rated credits and no exposure to BBB-rated bonds. In light of our expectations for higher interest rates, we added more defensive coupon and call structures to the portfolio.

Going forward, we will measure the impact to the California municipal market of any programs that are enacted at the federal level. In addition, we will monitor the Fed for any changes to its expected actions with regard to the federal funds rate and the Fed’s sizable balance sheet. Lastly, we will closely monitor the supply/demand dynamics of the California tax-exempt market as we look to capitalize on technical opportunities through active management.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/08/97
CALIFORNIA TAX-EXEMPT FUND	-0.83%	4.27%	5.04%	5.41%
BLOOMBERG BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX	-0.16	3.73	4.52	5.27

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 119.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. interest rates rose during the 12-month period ended March 31, 2017, reflecting a backdrop of mixed actions by world central banks, global political events, optimism about the economic outlook following the election of Donald Trump and changing U.S. Federal Reserve (“Fed”) policy. The Fed began normalizing its monetary policy by hiking rates in December 2016 and March 2017, and it indicated that the ultra-accommodative policies in effect since the financial crisis would be removed slowly after the March 2017 rate hike.

The municipal bond market posted mixed returns in the 12-month period, with high-yield municipals outperforming investment-grade issues due to low new issue supply and positive developments for certain Puerto Rico and Chicago credits. In addition, the tobacco sector responded to favorable news regarding debt restructuring. The market posted strong returns early in the period, but subsequently gave back ground in response to the increase in U.S. Treasury rates. The market also was negatively affected by concerns regarding the potential impact of lower income tax rates in the wake of Donald Trump’s U.S. election victory. Performance was further pressured by heavy outflows from municipal bond mutual funds stemming from forced selling amid diminished market liquidity near the end of 2016. The municipal market recovered in the final three months of the period as mutual fund flows turned positive and new issue supply was manageable.

The Fund returned -0.10% for the 12-month period ended March 31, 2017, underperforming the 1.60% return of the Bloomberg Barclays Municipal Bond 65-35 Investment Grade/High Yield Index. Since investment-grade municipals are more correlated to U.S. Treasury movements than lower-rated issues, the Fund’s overweight to long duration, higher quality holdings detracted from performance. Puerto Rico and tobacco were the best performing sectors of the municipal market during the period. Although the Fund participated in the strong returns of tobacco issues, an underweight in the sector had an adverse affect on relative performance. Our continued avoidance of Puerto Rico credits also contributed to the Fund’s underperformance. However, holdings in high coupon securities with shorter call dates aided results. Some of the Fund’s holdings were advance refunded to the call date, resulting in significant price appreciation.

PORTFOLIO MANAGER

M. JANE MCCART With Northern Trust since 1998

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 12/31/98
HIGH YIELD MUNICIPAL FUND	-0.10%	4.31%	3.11%	3.80%
BLOOMBERG BARCLAYS MUNICIPAL BOND 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	1.60	4.09	4.37	4.97

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade bonds with a 65% weighting in the Bloomberg Barclays U.S. Municipal Index and a 35% weighting to the Barclays Municipal High Yield Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 119.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Tax-free interest rates increased by a range of 35 to 55 basis points across the yield curve during the 12-month period ended March 31, 2017. The U.S. Federal Reserve (“Fed”) raised short-term rates by 25 basis points two times during the period. The November 2016 U.S. election raised expectations for risk assets, as deregulation, tax cuts and repatriation of assets were very much on investors’ minds.

In an environment of higher rates and increased investor risk appetite, the Fund returned -0.48% for the 12-month period ended March 31, 2017. Fund income flow and annual “roll down,” i.e., aging of holdings, offset most macroeconomic negative factors to produce a slightly negative return overall. The Fund’s benchmark, the Bloomberg Barclays Intermediate Municipal Bond Index (“Index”), returned -0.10% for the 12-month period ended March 31, 2017. The Fund has a much higher quality profile than the Index, causing the difference in returns, as BBB-rated securities outperformed AAA-rated issues. The Fund’s duration profile — or sensitivity to interest rate changes — contributed to performance. Fund duration was nearly 10% below normal, 4.0 to 4.5 years, which helped to cushion the negative effect of rising rates. In addition, the Fund invested in very short-term municipals in place of cash sweep vehicles as a way to enhance its shortest duration holdings. Dedicated essential-service revenue bonds backed by sales and transportation taxes as well as water/sewer and public power bonds were top performers during the period. California- and New York-domiciled issuers — the top two states represented in the portfolio — also performed well as investor demand was robust.

The Fund’s quality profile remains high, with over 90% of holdings in AA or AAA bonds. The Fund will continue to utilize an active relative value strategy, focusing on yield curve-, sector-, state- and security-specific decisions to seek attractive tax-free total return.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
INTERMEDIATE TAX-EXEMPT FUND	-0.48%	2.49%	3.61%	4.21%
BLOOMBERG BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX	-0.10	2.78	4.47	5.11

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 119.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

After hitting historic lows in mid-2016, U.S. Treasury yields began a slow ascent through the third quarter 2016. The subsequent election of a new U.S. administration, coupled with the growing likelihood of fiscal stimulus, fueled expectations for stronger economic growth and led to a rapid rise in U.S. Treasury yields in November 2016. The Federal Open Market Committee (“FOMC”) implemented two quarter-point increases to the federal funds rate and began discussions about reducing the size of the U.S. Federal Reserve’s balance sheet. The Treasury yield curve steepened, with yields on longer-dated bonds rising more than yields on shorter-term issues.

The tax-exempt market outperformed Treasuries largely due to a significant reduction in new issue supply late in the period. Higher interest rates and fewer refunding candidates contributed to a sharp decline in refinancing volume. State and local governments also pulled back on new projects due to uncertainty surrounding the new administration’s plans for tax reform and infrastructure spending.

For the 12-month period ended March 31, 2017, the Fund returned -0.10%, underperforming the 0.53% return of the Fund’s benchmark, Bloomberg Barclays 1-5 Year Blend Municipal Bond Index. The Fund’s high credit quality was the primary detractor from relative performance, as lower rated investment-grade bonds outperformed. The benchmark consists of roughly 25% A-rated and BBB-rated securities, while the Fund holds no BBB issues and a weighting of less than 2% in those rated A. The Fund’s more conservative credit focus is predicated on a desire for principal preservation and the maintenance of superior liquidity, consistent with our active relative-value strategy. An overweight in the seven-year maturity range enhanced relative performance. Although the overall yield curve steepened, the curve flattened in the five- to seven-year range. We took a gradual but strategic approach to reducing duration throughout the latter stages of the period, based on our belief that interest rates, while likely to remain volatile, will rise. We believe that the Fund’s defensive posture, higher credit quality, lower duration and premium coupon structure are appropriate as the market navigates an environment of rising interest rates and changing fiscal policy.

PORTFOLIO MANAGER

TIMOTHY P. BLAIR With Northern Trust since 1992

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 08/22/07
SHORT-INTERMEDIATE TAX-EXEMPT FUND	-0.10%	0.88%	0.85%	2.06%
BLOOMBERG BARCLAYS 1-5 YEAR BLEND MUNICIPAL BOND INDEX	0.53	1.34	1.40	2.94

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 119.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Tax-free interest rates increased by a range of 35 to 55 basis points across the yield curve during the 12-month period ended March 31, 2017. The U.S. Federal Reserve raised short-term rates by 25 basis points two times during the period. The November 2016 U.S. election raised expectations for risk assets, as deregulation, tax cuts and repatriation of assets were very much on investors’ minds.

In an environment of higher rates and increased investor risk appetite, the Fund returned -0.16% for the 12-month period ended March 31, 2017. Fund income flow and annual “roll down,” i.e., aging of holdings, offset most macroeconomic negative factors to produce a slightly negative return overall. The Fund’s benchmark, the Bloomberg Barclays U.S. Municipal Index (“Index”), returned 0.15% for the 12-month period ended March 31, 2017. The Fund has a much higher quality profile than the Index, causing the difference in returns, as BBB-rated securities outperformed AAA-rated issues. The Fund’s duration profile — or sensitivity to interest rate changes — contributed to performance. Fund duration was 5% to 10% below normal, 4.5 to 5.0 years, which helped to cushion the negative effect of rising rates. Dedicated essential-service revenue bonds backed by sales and transportation taxes as well as water/sewer and public power bonds were top performers during the period. California- and New York-domiciled issuers — the top two states represented in the portfolio — also performed well as investor demand was robust.

The Fund’s quality profile remains high, with 85% of holdings in AA or AAA bonds. The Fund will continue to utilize an active relative value strategy, focusing on yield curve-, sector-, state- and security-specific decisions to seek attractive tax-free total return.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 04/01/94
TAX-EXEMPT FUND	-0.16%	3.44%	4.33%	5.04%
BLOOMBERG BARCLAYS U.S. MUNICIPAL INDEX	0.15	3.24	4.33	5.35

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Bloomberg Barclays U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 119.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	CALIFORNIA TAX-EXEMPT FUND
ASSETS:
Investments, at value	$98,775	$449,138	$167,589
Investments in affiliates, at value	10,157	21,202	13,853
Interest income receivable	915	4,932	1,593
Receivable for securities sold	1,079	–	–
Receivable for fund shares sold	52	150	37
Receivable from investment adviser	7	7	5
Prepaid and other assets	1	1	1
Total Assets	110,986	475,430	183,078
LIABILITIES:
Payable for securities purchased	–	–	–
Payable for when-issued securities	7,438	4,461	4,614
Payable for fund shares redeemed	505	280	404
Distributions payable to shareholders	64	268	130
Payable to affiliates:
Management fees	9	39	15
Custody fees	2	3	2
Shareholder servicing fees	15	27	31
Transfer agent fees	–	1	–
Trustee fees	4	4	4
Accrued other liabilities	21	21	21
Total Liabilities	8,058	5,104	5,221
Net Assets	$102,928	$470,326	$177,857
ANALYSIS OF NET ASSETS:
Capital stock	$101,421	$464,548	$171,122
Accumulated undistributed net investment loss	(10)	(4)	(1)
Accumulated undistributed net realized loss	(1,739)	(4,602)	(2,745)
Net unrealized appreciation	3,256	10,384	9,481
Net Assets	$102,928	$470,326	$177,857
Shares Outstanding ($.0001 par value, unlimited authorization)	9,770	44,497	15,492
Net Asset Value, Redemption and Offering Price Per Share	$10.54	$10.57	$11.48
Investments, at cost	$95,519	$438,754	$158,108
Investments in affiliates, at cost	10,157	21,202	13,853

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2017

HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$461,488	$2,534,844	$936,587	$1,046,536
9,385	242,686	97,902	25,318
6,749	28,502	11,054	12,853
2,754	1,977	6,701	1,971
375	1,958	1,891	101
4	21	13	7
1	2	1	1
480,756	2,809,990	1,054,149	1,086,787

1,554	–	–	–
1,105	51,807	5,504	7,407
738	3,786	972	1,191
416	1,341	272	777
70	224	86	89
3	8	4	5
9	175	26	29
1	8	3	3
4	14	5	8
21	58	27	22
3,921	57,421	6,899	9,531
$476,835	$2,752,569	$1,047,250	$1,077,256

$504,853	$2,762,137	$1,039,545	$1,071,176
(1)	(199)	(277)	(256)
(45,179)	(35,803)	(1,180)	(14,611)
17,162	26,434	9,162	20,947
$476,835	$2,752,569	$1,047,250	$1,077,256
54,884	264,786	101,372	102,119
$8.69	$10.40	$10.33	$10.55
$444,326	$2,508,410	$927,425	$1,025,589
9,385	242,686	97,902	25,318

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest income	$3,667	$14,609
Dividend income from investments in affiliates	20	36
Total Investment Income	3,687	14,645
EXPENSES:
Management fees	509	2,192
Custody fees	25	65
Transfer agent fees	18	77
Registration fees	13	11
Printing fees	17	17
Professional fees	44	44
Shareholder servicing fees	84	173
Trustee fees	10	10
Other	13	13
Total Expenses	733	2,602
Less expenses reimbursed by investment adviser	(187)	(295)
Net Expenses	546	2,307
Net Investment Income	3,141	12,338
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(897)	(1,283)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,336)	(16,769)
Net Losses	(4,233)	(18,052)
Net Decrease in Net Assets Resulting from Operations	$(1,092)	$(5,714)

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2017

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$6,671	$26,501	$75,326	$18,057	$38,870
20	41	380	102	101
6,691	26,542	75,706	18,159	38,971

843	4,634	13,299	4,795	4,978
33	74	339	125	134
29	90	474	167	174
11	23	25	22	23
17	17	51	16	17
44	44	91	52	44
193	53	1,038	140	177
10	10	42	15	11
13	13	45	16	14
1,193	4,958	15,404	5,348	5,572
(297)	(130)	(1,113)	(313)	(349)
896	4,828	14,291	5,035	5,223
5,795	21,714	61,415	13,124	33,748

(1,367)	(9,446)	(12,112)	448	(7,235)

(6,792)	(18,226)	(76,755)	(14,773)	(32,918)
(8,159)	(27,672)	(88,867)	(14,325)	(40,153)
$(2,364)	$(5,958)	$(27,452)	$(1,201)	$(6,405)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2017	2016	2017	2016
OPERATIONS:
Net investment income	$3,141	$3,126	$12,338	$12,532
Net realized gains (losses)	(897)	554	(1,283)	1,411
Net change in unrealized appreciation (depreciation)	(3,336)	387	(16,769)	5,255
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,092)	4,067	(5,714)	19,198
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(984)	19,052	(15,044)	26,286
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(984)	19,052	(15,044)	26,286
DISTRIBUTIONS PAID:
From net investment income	(3,141)	(3,126)	(12,338)	(12,532)
From net realized gains	(1,350)	(544)	(4,730)	(861)
Total Distributions Paid	(4,491)	(3,670)	(17,068)	(13,393)
Total Increase (Decrease) in Net Assets	(6,567)	19,449	(37,826)	32,091
NET ASSETS:
Beginning of year	109,495	90,046	508,152	476,061
End of year	$102,928	$109,495	$470,326	$508,152
Accumulated Undistributed Net Investment Loss	$(10)	$(10)	$(4)	$(4)

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$5,795	$4,996	$21,714	$15,453	$61,415	$63,946	$13,124	$14,911	$33,748	$32,199
(1,367)	1,343	(9,446)	(136)	(12,112)	21,774	448	167	(7,235)	5,356
(6,792)	1,606	(18,226)	6,843	(76,755)	23,255	(14,773)	2,531	(32,918)	4,913
(2,364)	7,945	(5,958)	22,160	(27,452)	108,975	(1,201)	17,609	(6,405)	42,468

(1,657)	40,961	(71,396)	232,589	(273,666)	(14,772)	(97,190)	(234,438)	53,760	190,368
(1,657)	40,961	(71,396)	232,589	(273,666)	(14,772)	(97,190)	(234,438)	53,760	190,368

(5,795)	(4,996)	(21,715)	(15,453)	(61,415)	(63,945)	(13,132)	(14,910)	(33,748)	(32,199)
(2,068)	–	–	–	(45,383)	(12,678)	(1,776)	(437)	(1,079)	–
(7,863)	(4,996)	(21,715)	(15,453)	(106,798)	(76,623)	(14,908)	(15,347)	(34,827)	(32,199)
(11,884)	43,910	(99,069)	239,296	(407,916)	17,580	(113,299)	(232,176)	12,528	200,637

189,741	145,831	575,904	336,608	3,160,485	3,142,905	1,160,549	1,392,725	1,064,728	864,091
$177,857	$189,741	$476,835	$575,904	$2,752,569	$3,160,485	$1,047,250	$1,160,549	$1,077,256	$1,064,728
$(1)	$(1)	$(1)	$–	$(199)	$(199)	$(277)	$(288)	$(256)	$(256)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2017		2016	2015		2014		2013
Net Asset Value, Beginning of Year	$10.96		$10.93	$10.66		$11.03		$10.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29		0.34	0.36		0.36		0.35
Net realized and unrealized gains (losses)	(0.30)		0.09	0.30		(0.33)		0.26
Total from Investment Operations	(0.01)		0.43	0.66		0.03		0.61
LESS DISTRIBUTIONS PAID:
From net investment income	(0.29)		(0.34)	(0.36)		(0.36)		(0.35)
From net realized gains	(0.12)		(0.06)	(0.03)		(0.04)		(0.14)
Total Distributions Paid	(0.41)		(0.40)	(0.39)		(0.40)		(0.49)
Net Asset Value, End of Year	$10.54		$10.96	$10.93		$10.66		$11.03
Total Return(1)	(0.17)%		4.06%	6.26%		0.41%		5.63%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$102,928		$109,495	$90,046		$78,914		$120,839
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.46	%(2)	0.46%	0.46	%(2)	0.45	%(2)	0.45	%(2)
Expenses, before reimbursements and credits	0.62%		0.59%	0.70%		0.96%		0.93%
Net investment income, net of reimbursements and credits	2.65	%(2)	3.17%	3.32	%(2)	3.38	%(2)	3.16	%(2)
Net investment income, before reimbursements and credits	2.49%		3.04%	3.08%		2.87%		2.68%
Portfolio Turnover Rate	83.45%		60.73%	85.31%		30.69%		34.54%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000, which represents less than 0.02 percent of average net assets for the fiscal year ended March 31, 2017, and less than $1,000, which represents less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2015 and 2014, and approximately $2,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2017		2016	2015		2014		2013
Net Asset Value, Beginning of Year	$11.03		$10.90	$10.57		$10.84		$10.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26		0.28	0.28		0.30		0.32
Net realized and unrealized gains (losses)	(0.36)		0.15	0.33		(0.25)		0.23
Total from Investment Operations	(0.10)		0.43	0.61		0.05		0.55
LESS DISTRIBUTIONS PAID:
From net investment income	(0.26)		(0.28)	(0.28)		(0.30)		(0.33)
From net realized gains	(0.10)		(0.02)	–		(0.02)		(0.12)
Total Distributions Paid	(0.36)		(0.30)	(0.28)		(0.32)		(0.45)
Net Asset Value, End of Year	$10.57		$11.03	$10.90		$10.57		$10.84
Total Return(1)	(0.87)%		4.03%	5.84%		0.54%		5.17%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$470,326		$508,152	$476,061		$359,151		$411,822
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45%	0.45	%(2)	0.45	%(2)	0.45	%(2)
Expenses, before reimbursements and credits	0.51%		0.50%	0.58%		0.86%		0.86%
Net investment income, net of reimbursements and credits	2.42	%(2)	2.59%	2.61	%(2)	2.90	%(2)	2.92	%(2)
Net investment income, before reimbursements and credits	2.36%		2.54%	2.48%		2.49%		2.51%
Portfolio Turnover Rate	64.62%		81.80%	106.30%		98.76%		55.59%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $28,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $3,000 and $6,000, which represents less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2014, and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2017		2016	2015		2014		2013
Net Asset Value, Beginning of Year	$12.06		$11.86	$11.26		$11.78		$11.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.35		0.38	0.38		0.40		0.35
Net realized and unrealized gains (losses)	(0.45)		0.20	0.60		(0.31)		0.53
Total from Investment Operations	(0.10)		0.58	0.98		0.09		0.88
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35)		(0.38)	(0.38)		(0.40)		(0.35)
From net realized gains	(0.13)		–	–		(0.21)		(0.32)
Total Distributions Paid	(0.48)		(0.38)	(0.38)		(0.61)		(0.67)
Net Asset Value, End of Year	$11.48		$12.06	$11.86		$11.26		$11.78
Total Return(1)	(0.83)%		4.97%	8.84%		0.97%		7.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$177,857		$189,741	$145,831		$119,640		$164,113
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.46	%(2)	0.46%	0.46	%(2)	0.45	%(2)	0.45	%(2)
Expenses, before reimbursements and credits	0.61%		0.60%	0.71%		0.99%		0.97%
Net investment income, net of reimbursements and credits	2.95	%(2)	3.18%	3.29	%(2)	3.55	%(2)	2.93	%(2)
Net investment income, before reimbursements and credits	2.80%		3.04%	3.04%		3.01%		2.41%
Portfolio Turnover Rate	97.34%		131.91%	194.12%		150.19%		145.22%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment ratios include additional reimbursement of management or advisory fees, as applicable, incurred in connection with the investment cash in affiliated money market funds of approximately $16,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $1,000 and $6,000, which represents less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2014, and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2017		2016	2015		2014		2013
Net Asset Value, Beginning of Year	$9.02		$8.93	$8.49		$9.04		$8.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32		0.33	0.38		0.40		0.40
Net realized and unrealized gains (losses)	(0.33)		0.09	0.44		(0.55)		0.38
Total from Investment Operations	(0.01)		0.42	0.82		(0.15)		0.78
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)		(0.33)	(0.38)		(0.40)		(0.40)
Total Distributions Paid	(0.32)		(0.33)	(0.38)		(0.40)		(0.40)
Net Asset Value, End of Year	$8.69		$9.02	$8.93		$8.49		$9.04
Total Return(1)	(0.10)%		4.80%	9.79%		(1.51)%		9.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$476,835		$575,904	$336,608		$240,728		$327,321
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.80	%(2)	0.80%	0.80	%(2)	0.80	%(2)	0.80	%(2)
Expenses, before reimbursements and credits	0.82%		0.83%	0.89%		0.98%		0.97%
Net investment income, net of reimbursements and credits	3.60	%(2)	3.67%	4.29	%(2)	4.73	%(2)	4.42	%(2)
Net investment income, before reimbursements and credits	3.58%		3.64%	4.20%		4.55%		4.25%
Portfolio Turnover Rate	39.67%		7.20%	8.16%		10.66%		6.29%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $42,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017, less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $1,000 and $2,000, which represents less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2017		2016	2015		2014		2013
Net Asset Value, Beginning of Year	$10.82		$10.71	$10.44		$10.70		$10.69
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21		0.22	0.21		0.23		0.23
Net realized and unrealized gains (losses)	(0.26)		0.15	0.30		(0.21)		0.23
Total from Investment Operations	(0.05)		0.37	0.51		0.02		0.46
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)		(0.22)	(0.21)		(0.23)		(0.23)
From net realized gains	(0.16)		(0.04)	(0.03)		(0.05)		(0.22)
Total Distributions Paid	(0.37)		(0.26)	(0.24)		(0.28)		(0.45)
Net Asset Value, End of Year	$10.40		$10.82	$10.71		$10.44		$10.70
Total Return(1)	(0.48)%		3.54%	4.90%		0.26%		4.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,752,569		$3,160,485	$3,142,905		$2,369,509		$2,537,342
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45%	0.45	%(2)	0.44	%(2)	0.43	%(2)
Expenses, before reimbursements and credits	0.49%		0.49%	0.57%		0.85%		0.86%
Net investment income, net of reimbursements and credits	1.94	%(2)	2.04%	1.95	%(2)	2.27	%(2)	2.10	%(2)
Net investment income, before reimbursements and credits	1.90%		2.00%	1.83%		1.86%		1.67%
Portfolio Turnover Rate	106.67%		127.92%	128.42%		107.28%		109.82%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $261,000, $6,000, $38,000, and $170,000, which represents less than 0.01, 0.005, 0.005, and 0.01 percent of average net assets for each of the the fiscal years ended March 31, 2017, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2017		2016	2015		2014		2013
Net Asset Value, Beginning of Year	$10.48		$10.46	$10.46		$10.58		$10.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12		0.12	0.14		0.15		0.17
Net realized and unrealized gains (losses)	(0.13)		0.02	–		(0.12)		(0.03)
Total from Investment Operations	(0.01)		0.14	0.14		0.03		0.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.12)		(0.12)	(0.14)		(0.15)		(0.19)
From net realized gains	(0.02)		– (1)	–		–	(1)	(0.02)
Total Distributions Paid	(0.14)		(0.12)	(0.14)		(0.15)		(0.21)
Net Asset Value, End of Year	$10.33		$10.48	$10.46		$10.46		$10.58
Total Return(2)	(0.10)%		1.41%	1.33%		0.33%		1.27%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,047,250		$1,160,549	$1,392,725		$1,329,074		$1,178,323
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(3)	0.45%	0.45	%(3)	0.45	%(3)	0.45	%(3)
Expenses, before reimbursements and credits	0.48%		0.48%	0.55%		0.79%		0.79%
Net investment income, net of reimbursements and credits	1.18	%(3)	1.18%	1.32	%(3)	1.45	%(3)	1.58	%(3)
Net investment income, before reimbursements and credits	1.15%		1.15%	1.22%		1.11%		1.24%
Portfolio Turnover Rate	21.23%		20.01%	23.13%		20.44%		16.14%

(1)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $46,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31,2017 and approximately $1,000, $13,000 and $28,000, which represents less than 0.005 percent of average net assets for each of the fiscal years ended March 31, 2015, 2014 and 2013 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2017		2016	2015		2014		2013
Net Asset Value, Beginning of Year	$10.89		$10.80	$10.44		$10.95		$10.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.31		0.36	0.38		0.38		0.32
Net realized and unrealized gains (losses)	(0.33)		0.09	0.36		(0.37)		0.31
Total from Investment Operations	(0.02)		0.45	0.74		0.01		0.63
LESS DISTRIBUTIONS PAID:
From net investment income	(0.31)		(0.36)	(0.38)		(0.38)		(0.32)
From net realized gains	(0.01)		–	–		(0.14)		(0.28)
Total Distributions Paid	(0.32)		(0.36)	(0.38)		(0.52)		(0.60)
Net Asset Value, End of Year	$10.55		$10.89	$10.80		$10.44		$10.95
Total Return(1)	(0.16)%		4.29%	7.16%		0.30%		5.85%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,077,256		$1,064,728	$864,091		$746,780		$1,174,598
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.45	%(2)	0.45%	0.45	%(2)	0.45	%(2)	0.45	%(2)
Expenses, before reimbursements and credits	0.48%		0.48%	0.58%		0.86%		0.85%
Net investment income, net of reimbursements and credits	2.91	%(2)	3.37%	3.53	%(2)	3.62	%(2)	2.85	%(2)
Net investment income, before reimbursements and credits	2.88%		3.34%	3.40%		3.21%		2.45%
Portfolio Turnover Rate	99.52%		111.59%	164.86%		129.73%		167.86%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $103,000, $1,000, $13,000 and $63,000, which represents less than 0.01, 0.005, 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2017, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9%

Arizona – 95.9%

Arizona Board of Regents State University System Revenue Bonds, Series D, 5.00%, 7/1/26	$500	$597

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds, 5.00%, 7/1/35	1,000	1,135
5.00%, 7/1/41	1,000	1,123

Arizona Board of Regents State University System Revenue Refunding Bonds, Series B, 5.00%, 7/1/28	1,860	2,183

Arizona Board of Regents University System Revenue Bonds, Series A, 5.00%, 6/1/21	500	541

Arizona Board of Regents University System Revenue Refunding Bonds, 5.00%, 6/1/33	3,710	4,278

Arizona State School Facilities Board COPS, Prerefunded, 5.25%, 9/1/18 (1)	2,000	2,119

Buckeye Excise Tax Obligations Revenue Refunding Bonds, 4.00%, 7/1/27	100	109
3.00%, 7/1/31	100	95
3.00%, 7/1/32	135	128

Coconino & Yavapai Counties Joint Unified School District No. 9 G.O. Unlimited Bonds, Series B, School Improvement Project of 2007 (AGC Insured), 5.00%, 7/1/22	1,345	1,460

Coconino & Yavapai County Joint Unified School District No. 9 G.O. Limited Refunding Bonds, 5.00%, 7/1/26	450	544

Cottonwood Pledged Revenue Refunding Bonds (BAM Insured), 4.00%, 7/1/24	975	1,079
4.00%, 7/1/25	975	1,079

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 5.50%, 7/1/28	1,000	1,086

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Arizona – 95.9% – continued

Glendale Water & Sewer Revenue Bonds, Subordinate Lien (AGM Insured), Prerefunded, 5.00%, 1/1/18 (1)	$2,000	$2,062

Goodyear G.O. Limited Refunding Bonds, 3.00%, 7/1/37	1,000	878

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, Prerefunded, 6.00%, 7/1/18 (1)	1,000	1,063

Goodyear Water & Sewer Revenue Bonds, Subordinate Lien Obligations (AGM Insured), 5.25%, 7/1/31	1,000	1,114

Greater Development Authority Infrastructure Revenue Bonds, Series 2, Santa Cruz County Jail, 5.00%, 8/1/28	2,000	2,092
5.25%, 8/1/31	1,005	1,052

Marana Municipal Property Corp. Facilities Revenue Bonds, Series A, 5.25%, 7/1/23	1,970	2,067

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, Prerefunded, 4.50%, 7/1/19 (1)	1,190	1,278

Maricopa County Elementary School District No. 28 Kyrene G.O. Unlimited Bonds, Series B, School Improvement Project of 2010, 5.25%, 7/1/28	940	1,111
5.50%, 7/1/29	485	582
5.50%, 7/1/30	375	447

Maricopa County Elementary School District No. 8 Osborn G.O. Limited Refunding Bonds (BAM Insured), 5.00%, 7/1/22	700	800

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Refunding Bonds (AGM Insured), 5.25%, 7/1/18	225	237

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Arizona – 95.9% – continued

Maricopa County School District No. 3 Tempe Elementary G.O. Unlimited Bonds, Series A, School Improvement Project, 7/1/26 (2)	$2,250	$2,724

Maricopa County Unified School District No. 11 Peoria G.O. Limited Refunding Bonds, School Improvement (AGM Insured), 3.00%, 7/1/23	1,900	2,004

Maricopa County Unified School District No. 48 Scottsdale G.O. Unlimited Bonds, Series A, School Improvement Project of 2016, 5.00%, 7/1/28	2,100	2,549
5.00%, 7/1/29	1,450	1,747

Maricopa County Unified School District No. 60 Higley G.O. Limited Refunding Bonds, School Improvement (AGM Insured), 5.00%, 7/1/25	1,500	1,780

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2006, 5.00%, 7/1/27	1,000	1,050

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2013 (AGM Insured), 3.00%, 7/1/25	400	415

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2011, 4.50%, 7/1/27	1,700	1,890

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/23	175	184

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010, 4.00%, 7/1/22	1,040	1,129

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Arizona – 95.9% – continued

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2006 (AMBAC Insured), 5.00%, 7/1/27	$500	$505

Maricopa County Unified School District No. 95 Queen Creek G.O. Limited Refunding Bonds, 5.00%, 7/1/26	400	471

Maricopa County Unified School District No. 95 Queen Creek G.O. Unlimited Bonds, School Improvement Projects of 2010 & 2014, 2.25%, 7/1/26	800	795

Maricopa County Union High School District No. 216 Agua Fria G.O. Unlimited Bonds, Series A, School Improvement Project of 2015, 3.00%, 7/1/24	250	262

Maricopa County Union High School District No. 216 Agua Fria G.O. Unlimited Bonds, Series B, School Improvement Project, 5.00%, 7/1/28	2,045	2,472
5.00%, 7/1/29	1,440	1,728

Mesa G.O. Limited Refunding Bonds, 7/1/29 (2)	2,000	2,199

Mesa G.O. Limited Refunding Bonds, Series A, 3.00%, 7/1/25	1,550	1,619
4.00%, 7/1/27	1,000	1,127

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/23	1,000	1,177

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (AGC Insured), 5.50%, 7/1/21	1,000	1,097
5.00%, 7/1/23	1,000	1,086

Phoenix Civic Improvement Corp. Subordinated Excise Tax Revenue Refunding Bonds, Series A, 5.00%, 7/1/28	1,125	1,319

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Arizona – 95.9% – continued

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Senior Lien, 5.50%, 7/1/20	$1,690	$1,787
5.50%, 7/1/21	1,080	1,142

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	1,000	1,123

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, Prerefunded, 5.00%, 7/1/19 (1)	530	575

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, 5.00%, 7/1/30	1,200	1,419

Pima County Regional Transportation Fund Excise TRB, 5.00%, 6/1/21	1,500	1,714

Pima County Sewer Revenue Bonds, Series B, Prerefunded, 5.00%, 7/1/21 (1)	1,000	1,143

Pima County Sewer System Revenue Bonds, 5.00%, 7/1/25	1,000	1,173

Pima County Sewer System Revenue Bonds (AGM Insured), Prerefunded, 5.00%, 7/1/20 (1)	1,350	1,506

Pima County Street & Highway Revenue Bonds, Prerefunded, 4.00%, 7/1/19 (1)	1,970	2,092

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007, 5.00%, 7/1/24	1,005	1,169

Pinal County Community College District Revenue Bonds, Central Arizona Collage (BAM Insured), 5.00%, 7/1/27	250	298
5.00%, 7/1/28	175	207

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Arizona – 95.9% – continued

Pinal County Elementary School District No. 4 Casa Grande Elementary G.O. Unlimited Bonds, Series A, School Improvement Project 2016 (BAM Insured), 7/1/32 (2)	$525	$601
7/1/33 (2)	800	910

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,000	1,147

Prescott Valley Municipal Property Corp. Facilities Revenue Refunding Bonds, 5.00%, 1/1/24	1,835	2,029

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Series A, 5.00%, 1/1/39	1,225	1,300

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 1/1/30	1,500	1,798

Santa Cruz County Pledged Revenue Refunding Bonds (AGM Insured), 3.13%, 7/1/38	755	739

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/30	2,675	3,185

Tempe Union High School District No. 213 G.O. Unlimited Refunding Bonds, 4.00%, 7/1/26	805	900

Tucson Airport Authority, Inc. Revenue Bonds (AMT), Subordinate Lien (NATL Insured), 5.00%, 12/1/23	1,135	1,139

Tucson COPS (AGC Insured), Prerefunded, 5.00%, 7/1/19 (1)	2,000	2,171

Tucson G.O. Unlimited Bonds, Series D, 3.00%, 7/1/24	850	889

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Arizona – 95.9% – continued

Tucson Refunding COPS (AGM Insured), 5.00%, 7/1/26	$750	$895

Tucson Water System Revenue Bonds, 5.00%, 7/1/25	1,825	2,056
		98,775
Total Municipal Bonds
(Cost $95,519)		98,775

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 9.9%

Northern Institutional Funds – U.S. Government Portfolio, 0.50% (3)(4)	10,157,298	$10,157
Total Investment Companies
(Cost $10,157)		10,157

Total Investments – 105.8%
(Cost $105,676)		108,932

Liabilities less Other Assets – (5.8%)		(6,004)
NET ASSETS – 100.0%		$102,928

(1)	Maturity date represents the prerefunded date.
(2)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	2.9%
AA	74.7
A	13.1
Cash Equivalents	9.3

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	9.3%
General	16.4
General Obligations	6.2
Higher Education	9.5
School District	32.2
Water	12.9
All other sectors less than 5%	13.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$98,775	$–	$98,775
Investment Companies	10,157	–	–	10,157
Total Investments	$10,157	$98,775	$–	$108,932

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual

COPS – Certificates of Participation

G.O. – General Obligation

NATL – National Public Finance Guarantee Corporation

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5%

California – 95.5%

Alameda County Joint Powers Authority Lease Revenue Bonds, Series A, Multiple Capital Projects, 4.00%, 12/1/24	$850	$943

Anaheim Public Financing Authority Electric System District Facilities Revenue Bonds (NATL Insured), Prerefunded, 4.50%, 4/1/17 (1)	3,000	3,000

Antelope Valley-East Kern Water Agency Water Revenue Refunding Bonds, 5.00%, 6/1/27	500	599
5.00%, 6/1/28	565	671

Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series E, 2.00%, 4/1/21 (2)	565	572

Bay Area Toll Bridge Authority Variable Revenue Bonds, Series C, 1.88%, 4/1/19 (2)	425	430

Butte-Glenn Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/22	500	584

California State Department of Water Resources Central Valley Project Revenue Bonds, Series AR, 4.00%, 12/1/34	1,795	1,898

California State Department of Water Resources Power Supply Revenue Bonds, Series L, 5.00%, 5/1/19	5,000	5,411

California State Department of Water Resources Power Supply Revenue Refunding Bonds, Series O, 5.00%, 5/1/22	785	918

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, Escrowed to Maturity, 5.00%, 7/1/19	5,000	5,434

California State G.O. Unlimited Bonds, 5.00%, 3/1/26	1,250	1,491
5.25%, 11/1/40	8,500	9,573

California State G.O. Unlimited Bonds, Series 2007 (FGIC Insured), Partially Prerefunded, 5.38%, 6/1/26 (1)	2,220	2,236

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

California State G.O. Unlimited Bonds, Unrefunded Balance (NATL Insured), 4.75%, 2/1/19	$85	$85

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/24	1,000	1,197
5.00%, 8/1/25	5,000	6,029

California State G.O. Unlimited Refunding Bonds, Bid Group C, 5.00%, 8/1/27	6,000	7,191
5.00%, 8/1/28	7,000	8,330

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/26	1,000	1,188

California State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/23	3,375	3,997

California State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/26	3,500	4,201

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, 5.00%, 11/15/32	1,200	1,365

California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars-Sinai Medical Center, 5.00%, 11/15/27	250	297

California State Health Facilities Financing Authority Revenue Refunding Bonds, Providence St. Joseph Health System, 2.00%, 10/1/25 (2)	1,000	940

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Sutter Health, 5.00%, 11/15/35	2,500	2,843

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Academy Motion Picture Arts, 5.00%, 11/1/34	1,290	1,467

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Sanford Consortium Project, 4.00%, 5/15/40	$1,500	$1,517

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, The Salvation Army Western, 5.00%, 9/1/28	575	678
5.00%, 9/1/29	1,000	1,169

California State Public Works Board Lease Revenue Bonds, Series D, Judicial Council Projects, 4.25%, 12/1/20	1,000	1,101

California State Public Works Board Lease Revenue Bonds, Subseries I-1, Various Capital Projects, Prerefunded, 6.38%, 11/1/19 (1)	2,500	2,829

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/32	1,000	1,157

California State University Systemwide Revenue Refunding Bonds, Series A, 5.00%, 11/1/28	2,500	3,041
5.00%, 11/1/29	7,875	9,464

California State University Systemwide Revenue Refunding Bonds, Series B-2, 4.00%, 11/1/21 (2)	2,000	2,190

California State University Systemwide Revenue Refunding Bonds, Series B-3, 4.00%, 11/1/23 (2)	5,750	6,412

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 9/1/18	2,980	3,151
5.50%, 4/1/19	1,000	1,088
5.00%, 9/1/19	4,720	5,156
5.00%, 10/1/19	2,990	3,274
5.00%, 9/1/20	1,690	1,896
5.00%, 10/1/20	6,000	6,746
5.50%, 4/1/21	2,000	2,177
5.00%, 10/1/22	500	584
4.00%, 5/1/23	1,485	1,664

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued
5.00%, 10/1/23	$500	$593
5.00%, 12/1/23	5,000	5,945
5.00%, 5/1/24	1,450	1,730
5.25%, 3/1/30	1,500	1,663
6.50%, 4/1/33	5,260	5,818

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 9/1/23	1,500	1,759
5.00%, 12/1/23	2,450	2,913
5.00%, 10/1/26	2,750	3,270

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, Chf-Irvine LLC, 5.00%, 5/15/27	1,000	1,152

Carlsbad Unified School District G.O. Unlimited CABS, 0.00%, 5/1/19 (3)	1,250	1,213

Carlsbad Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/25	725	886

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded, 5.75%, 8/1/23 (1)	1,000	1,235

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), Prerefunded, 5.00%, 8/1/17 (1)	4,250	4,312

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A, 5.00%, 6/1/23	715	851

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B, 5.00%, 6/1/22	1,745	2,041
5.00%, 6/1/24	1,075	1,296

Eastern California Municipal Water District Water & Sewer COPS, Series H, Prerefunded, 5.00%, 7/1/18 (1)	2,000	2,100

El Camino Community College District G.O. Unlimited CABS, Series C, Election of 2002, 0.00%, 8/1/23 (3)	9,940	8,637

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

El Dorado Irrigation District COPS, Series A (AGC Insured), 4.00%, 8/1/18	$1,915	$1,992

Foothill Eastern Transportation Corridor Agency Toll Road Revenue CABS, Series A, Senior Lien, Escrowed to Maturity, 0.00%, 1/1/20 (3)	2,150	2,077

Foothill-De Anza Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/28	2,250	2,685

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, 5.38%, 8/1/44	1,500	1,714

Long Beach Community College District G.O. Unlimited Refunding Bonds, Series F, 5.00%, 6/1/27	1,100	1,317

Long Beach Unified School District G.O. Unlimited Bonds, Series S, Election of 2008, Prerefunded, 5.00%, 8/1/19 (1)	1,005	1,095

Long Beach Unified School District G.O. Unlimited Bonds, Series SE, Election of 2008, Unrefunded Balance, 5.00%, 8/1/20	70	76

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/25	5,600	6,750

Los Angeles County Metropolitan Transportation Authority Sales TRB, Series A, 5.00%, 7/1/29	2,250	2,740

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Multiple Capital Projects II, 5.00%, 8/1/24	945	1,093

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D, 5.00%, 12/1/29	5,000	5,865

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B, 5.00%, 12/1/28	$1,145	$1,355
5.00%, 12/1/29	2,630	3,087
5.00%, 12/1/31	2,000	2,320

Los Angeles Department of Airports Revenue Bonds, Series D (AMT), 5.00%, 5/15/23	3,625	4,236

Los Angeles Department of Airports Senior Revenue Bonds, Series B, 5.00%, 5/15/27	640	764
5.00%, 5/15/28	600	712

Los Angeles Department of Airports Subordinate Revenue Bonds, Series A (AMT), 5.00%, 5/15/27	4,695	5,530

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.00%, 5/15/22	1,395	1,559
5.25%, 5/15/29	5,000	5,602
5.00%, 5/15/40	3,500	3,855

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1, 5.25%, 7/1/38	2,825	2,975

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	2,490	2,513

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series A, 5.00%, 7/1/30	500	589

Los Angeles Department of Water & Power Waterworks System Revenue Refunding Bonds, Series B, 5.00%, 7/1/27	5,000	6,027

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/1/19	1,500	1,630

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

Los Angeles Municipal Improvement Corp. Lease Revenue Refunding Bonds, Series B, Real Property, 5.00%, 11/1/26	$1,695	$2,050

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/25	2,325	2,835

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/23	2,500	2,975

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL Insured), Escrowed to Maturity, 6.00%, 6/1/21	1,185	1,405

Los Angeles Wastewater System Subordinate Revenue Refunding Bonds, Series C, 5.00%, 6/1/23	1,935	2,256

Marin County COPS, Prerefunded, 3.00%, 8/1/20 (1)	1,595	1,679
4.00%, 8/1/20 (1)	1,140	1,237

Midpeninsula Regional Open Space District Revenue Bonds, Prerefunded, 5.25%, 9/1/21 (1)	2,000	2,326

Modesto Irrigation District Electric Revenue Refunding Bonds, Series A, 4.00%, 7/1/19	1,230	1,307

Modesto Irrigation District Financing Authority Electric System Revenue Bonds, Series A, 5.00%, 10/1/26	1,490	1,771
5.00%, 10/1/27	1,130	1,322
5.00%, 10/1/28	2,770	3,218

Modesto Irrigation District Financing Authority Revenue Refunding Bonds, Series G, Domestic Water Project (AGM Insured), 5.00%, 9/1/20	1,000	1,122
5.00%, 9/1/22	1,445	1,686

Mojave Water Agency COPS, Series A, 5.00%, 6/1/23	665	715

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

Monterey County Public Facilities Financing COPS, 5.00%, 10/1/27	$1,000	$1,187
5.00%, 10/1/28	670	789

Mount San Antonio Community College District G.O. Unlimited Capital Appreciation BANS, 4/1/22 (4)	5,000	4,494

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014, 5.00%, 8/1/23	1,200	1,405
5.00%, 8/1/25	1,690	1,984

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014 (BAM Insured), 5.00%, 8/1/33	1,185	1,353

Natomas Unified School District G.O. Unlimited Refunding Bonds (BAM Insured), 5.00%, 8/1/25	2,360	2,760
5.00%, 8/1/26	2,145	2,492
5.00%, 8/1/31	3,620	4,189
5.00%, 8/1/32	5,000	5,752

Northern California Power Agency Revenue Bonds, Series A, 5.00%, 7/1/18	1,500	1,575

Northern California Transmission Agency Revenue Refunding Bonds, Series A, California-Oregon Project, 5.00%, 5/1/27	1,150	1,381

Oakland Unified School District Alameda County G.O. Unlimited Bonds, Series A, 5.00%, 8/1/21	1,600	1,838
5.00%, 8/1/22	750	878
5.00%, 8/1/24	600	723

Ohlone Community College District G.O. Unlimited Bonds, Series C, 4.00%, 8/1/33	1,080	1,145

Orange County Transportation Authority Toll Road Revenue Refunding Bonds, Senior Lien, 91 Express Lanes, 5.00%, 8/15/20	1,000	1,121

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008, 2.00%, 8/1/27	$1,970	$1,814

Palos Verdes Peninsula Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 11/1/25	780	955

Placentia-Yorba Linda Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	1,000	1,208

Poway Unified School District No. 07 Improvement G.O. Unlimited Bonds, Series 1-A, Election of 2008, 0.00%, 8/1/20 (3)	3,280	3,096

Rancho Santa Fe CSD Financing Authority Special Tax Revenue Refunding Bonds, Series A, Superior Lien, 5.00%, 9/1/25	845	1,000

Rancho Water District Financing Authority Revenue Bonds, Series A, 4.00%, 8/1/41	1,000	1,036

Redlands Unified School District G.O. Unlimited Bonds, Election of 2008 (AGM Insured), 5.00%, 7/1/28	150	157
5.00%, 7/1/29	1,000	1,046

Riverside County Asset Leasing Corp. Lease Revenue Bonds, Series A, Public Defender & Probation Building, 5.25%, 11/1/24	800	941

Riverside County Transportation Commission Revenue Refunding Bonds, Series A, 3.00%, 6/1/26	5,500	5,763

Riverside Public Financing Authority Local Measure A Sales Tax Revenue COPS, Riverside Payment Rehabilitation (AGM Insured), 5.25%, 6/1/24	615	716

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

Sacramento Area Flood Control Agency Special Assessment Refunding Bonds, Consolidated Capital Assessment District, 5.00%, 10/1/34	$2,000	$2,305
5.00%, 10/1/35	1,000	1,148

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,500	1,662

Sacramento Municipal Utility District Revenue Refunding Bonds, Series U (AGM Insured), Prerefunded, 5.00%, 8/15/18 (1)	1,165	1,230

Sacramento Municipal Utility District Revenue Refunding Bonds, Series U (AGM Insured), Unrefunded Balance, 5.00%, 8/15/19	610	644
5.00%, 8/15/25	1,225	1,292

Sacramento Municipal Utility District Revenue Refunding Bonds, Series X, 5.00%, 8/15/20	1,950	2,188

San Diego Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/26	1,500	1,865
5.00%, 8/1/27	3,090	3,796

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Ballpark, 5.00%, 10/15/30	1,040	1,201

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Series A, Master Refunding Project, 4.00%, 3/1/19	1,150	1,213
4.25%, 3/1/20	1,130	1,225

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, Prerefunded, 4.00%, 5/15/19 (1)	1,495	1,585

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, 5.00%, 5/15/27	2,000	2,405

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Senior Series B, Prerefunded, 5.00%, 5/15/19 (1)	$5,000	$5,412

San Diego Regional Building Authority Revenue Bonds, Series A, County Operations Center & Annex, Escrowed to Maturity, 4.00%, 2/1/19	3,615	3,805

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election of 1998 (AGM Insured), 5.50%, 7/1/27	1,500	1,890

San Francisco Bay Area Rapid Transit District G.O. Unlimited Refunding Bonds, Series D, Election of 2004, 5.00%, 8/1/28	2,365	2,834

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (1)	2,000	2,156
5.13%, 4/1/19 (1)	1,000	1,080

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series A, 2.95%, 4/1/26 (2)	10,000	10,246

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series B, 2.85%, 4/1/25 (2)	3,500	3,592

San Francisco City & County Airports Commission International Airport Revenue Refunding Bonds, Second Series A (AMT), 5.00%, 5/1/24	1,095	1,245

San Francisco City & County Airports Commission Revenue Refunding Bonds, Second Series C (AGM Insured), 4.00%, 5/1/18	1,875	1,937

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Subseries A, WSIP, 5.00%, 11/1/20	1,000	1,130

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, 5.00%, 11/1/23	$2,000	$2,394
4.00%, 11/1/36	1,000	1,037

San Francisco City & County Unified School District Property G.O. Unlimited Bonds, Series E, Election of 2006, 5.00%, 6/15/22	2,615	2,921

San Jacinto Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/26	1,055	1,244

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.75%, 3/1/28	2,000	2,308

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, 5.00%, 8/1/23	1,000	1,144

San Juan Unified School District G.O. Unlimited Bonds, Election of 2002, 2.50%, 8/1/20	2,000	2,080

San Mateo County Joint Powers Financing Authority Lease Revenue Refunding Bonds, Series A, Youth Services Campus, 5.00%, 7/15/27	2,335	2,858

San Mateo Sewer Revenue Bonds, Series A, 5.00%, 8/1/23	1,140	1,358

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.50%, 8/1/30	2,000	2,114

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2010, 4.50%, 7/1/32	2,000	2,164

Santa Clara Unified School District G.O. Unlimited Bonds, Series A, Election of 2004, 5.00%, 7/1/29	1,500	1,669
5.00%, 7/1/30	4,040	4,486
5.00%, 7/1/34	1,000	1,105

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21 (1)	$2,000	$2,378

South Orange County Public Financing Authority Special Tax Revenue Refunding Bonds, Series A, Foothill Area (NATL Insured), 5.25%, 8/15/18	2,500	2,509

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Phase II Project, 5.25%, 7/1/27	1,000	1,150

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Project No. 1, 5.00%, 7/1/24	1,240	1,365

Southern California Public Power Authority Revenue Bonds, Windy Point/Windy Flats Project No. 1, 5.00%, 7/1/26	4,700	5,239
5.00%, 7/1/30	2,500	2,766

Tracy Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/27	745	908

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds, 5.00%, 1/1/28	625	723

University of California Limited Project Revenue Refunding Bonds, Series I, 5.00%, 5/15/27	2,000	2,382

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	2,125	2,240

Vallecitos Water District Water & Wastewater Enterprise Revenue Refunding Bonds, 5.00%, 7/1/24	2,000	2,412

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18 (1)	1,000	1,061

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.5% – continued

California – 95.5% – continued

Ventura County Community College District G.O. Unlimited CABS, Series C, Election of 2002, 0.00%, 8/1/17 (3)	$1,615	$1,610
0.00%, 8/1/18 (3)	1,635	1,609

Ventura County Public Financing Authority Lease Revenue Bonds, Series B, 5.00%, 11/1/24	1,060	1,260

Western Riverside Water & Wastewater Finance Authority Western Municipal Water District Improvement Revenue Bonds (AGC Insured), 5.13%, 9/1/29	1,645	1,764

Westlands Water District Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/29	1,320	1,557

Yucaipa Valley Water District Water System Revenue Refunding Bonds, Series A, 5.00%, 9/1/25	500	597
5.00%, 9/1/26	1,000	1,182
		449,138
Total Municipal Bonds
(Cost $438,754)		449,138

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.5%

Northern Institutional Funds – U.S. Government Portfolio, 0.50% (5)(6)	21,202,478	$21,202
Total Investment Companies
(Cost $21,202)		21,202

Total Investments – 100.0%
(Cost $459,956)		470,340

Liabilities less Other Assets – (0.0%)		(14)
NET ASSETS – 100.0%		$470,326

(1)	Maturity date represents the prerefunded date.
(2)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the puttable date.
(3)	Zero coupon bond.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	2.9%
AA	84.6
A	7.7
BBB	0.3
Cash Equivalents	4.5

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	5.7%
General	10.5
General Obligation	28.6
Higher Education	7.1
Power	6.5
School District	14.9
Water	8.6
All other sectors less than 5%	18.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$449,138	$–	$449,138
Investment Companies	21,202	–	–	21,202
Total Investments	$21,202	$449,138	$–	$470,340

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual

BANS – Bond Anticipation Notes

CABS – Capital Appreciation Bonds

COPS – Certificates of Participation

FGIC – Financial Guaranty Insurance Corporation

G.O. – General Obligation

NATL – National Public Finance Guarantee Corporation

TRB – Tax Revenue Bonds

WSIP – Water System Improvement Program

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.2%

California – 94.2%

Alhambra Unified School District Elementary Schools Improvement G.O. Unlimited Bonds, Series A, Election of 2008 (AGC Insured), Prerefunded, 5.50%, 8/1/19 (1)	$1,000	$1,101

Banning Unified School District G.O. Unlimited Bonds, Series A, Election of 2006 (BHAC-CR FGIC Insured), Prerefunded, 5.00%, 8/1/17 (1)	3,000	3,043

Brentwood Infrastructure Financing Authority Water Revenue Bonds, Prerefunded, 5.75%, 7/1/18 (1)	3,595	3,811

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	5,000	5,610
5.00%, 8/1/25	2,500	3,015
5.00%, 3/1/26	1,300	1,550

California State G.O. Unlimited Refunding Bonds, Bid Group C, 5.00%, 8/1/27	2,500	2,996
5.00%, 8/1/28	2,000	2,380

California State G.O. Unlimited Refunding Bonds, Group C, 5.00%, 8/1/26	2,500	2,970

California State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/26	1,500	1,800

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Sanford Consortium Project, 4.00%, 5/15/40	500	506

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, The Salvation Army Western, 4.00%, 9/1/30	500	528
4.00%, 9/1/31	550	573

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Walt Disney Family Museum, 3.00%, 2/1/37	500	440

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.2% – continued

California – 94.2% – continued

California State Public Works Board Lease Revenue Bonds, Series A, Department of General Services-Buildings 8 & 9, Prerefunded, 6.00%, 4/1/19 (1)	$1,400	$1,535

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/32	1,000	1,157

California State University Systemwide Revenue Refunding Bonds, Series A, 5.00%, 11/1/28	500	608
5.00%, 11/1/30	3,700	4,414

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/20	5,000	5,622
5.25%, 3/1/30	3,500	3,881
5.50%, 3/1/40	2,865	3,187

California State Various Purpose G.O. Unlimited Refunding Bonds, 4.00%, 9/1/32	1,750	1,840

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, Prerefunded, 5.75%, 8/1/23 (1)	570	704
6.00%, 8/1/23(1)	1,000	1,250

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C, Election of 2006 (AGM Insured), Prerefunded, 5.50%, 8/1/19 (1)	500	551

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), Prerefunded, 5.00%, 8/1/17 (1)	705	715

Fairfield Water Revenue Refunding Bonds, 4/1/42 (2)	2,000	2,279

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, 5.38%, 8/1/44	3,500	3,999

Los Angeles Community College District G.O. Unlimited Bonds, Series I, 4.00%, 8/1/35	2,590	2,735

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.2% – continued

California – 94.2% – continued

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series D, 5.00%, 12/1/29	$1,665	$1,953
4.00%, 12/1/34	1,500	1,559
4.00%, 12/1/36	1,500	1,543

Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds, Series B, 5.00%, 12/1/30	2,000	2,333

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.00%, 5/15/40	1,500	1,652

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	1,000	1,009

Los Angeles Harbor Department Revenue Bonds, Escrowed to Maturity, 7.60%, 10/1/18	10	11

Los Angeles Harbor Department Revenue Refunding Bonds, Series B, 4.00%, 8/1/35	1,000	1,040

Los Angeles Unified School District G.O. Unlimited Bonds, Series D, 4.00%, 7/1/17	750	756

Los Angeles Wastewater System Revenue Refunding Bonds, Series C, Green Bonds, 5.00%, 6/1/28	1,465	1,747

Marin County COPS, Prerefunded, 4.25%, 8/1/20 (1)	1,575	1,722

Midpeninsula Regional Open Space District Revenue Bonds, Prerefunded, 5.25%, 9/1/21 (1)	600	698
5.50%, 9/1/21 (1)	2,500	2,935

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	1,500	1,622

Modesto Irrigation District Capital Improvements COPS, Series A, Prerefunded, 6.00%, 4/1/19 (1)	590	647

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.2% – continued

California – 94.2% – continued

Modesto Irrigation District Capital Improvements COPS, Series A, Unrefunded Balance, 6.00%, 10/1/39	$1,410	$1,534

Natomas Unified School District G.O. Unlimited Bonds, Election of 2014 (BAM Insured), 5.00%, 8/1/31	755	874

Natomas Unified School District G.O. Unlimited Refunding Bonds (BAM Insured), 5.00%, 8/1/32	4,000	4,601

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005, 0.00%, 8/1/33 (3)	10,000	5,460

Ohlone Community College District G.O. Unlimited Bonds, Series C, 4.00%, 8/1/35	1,360	1,427

Orange County Public Financing Authority Lease Revenue Refunding Bonds (NATL Insured), 5.00%, 7/1/17	1,050	1,061

Palm Springs Unified School District G.O. Unlimited Bonds, Series D, Election of 2008, 2.00%, 8/1/27	2,000	1,842

Palomar Community College District G.O. Unlimited Bonds, Series D, Election of 2006, 8/1/45 (2)	2,000	2,373

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (AGC Insured), 1.73%, 8/1/38 (4)	5,000	5,764

Rancho Water District Financing Authority Revenue Bonds, Series A, 4.00%, 8/1/41	1,000	1,036

Rio Hondo Community College District G.O. Unlimited Bonds, Series B, Election of 2009, 5.50%, 8/1/30	1,605	1,756

Sacramento Area Flood Control Agency Special Assessment Refunding Bonds, Consolidated Capital Assessment District, 5.00%, 10/1/35	1,420	1,631

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.2% – continued

California – 94.2% – continued
5.00%, 10/1/41	$2,000	$2,275

Sacramento Municipal Utility District Revenue Bonds, Series A, 5.00%, 8/15/37	55	62

San Diego County Water Authority COPS, Series 2008A (AGM Insured), Prerefunded, 5.00%, 5/1/18 (1)	2,000	2,089

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, Prerefunded, 5.00%, 5/15/19 (1)	1,500	1,623

San Francisco Bay Area Rapid Transit District G.O. Unlimited Refunding Bonds, Series D, Election of 2004, 5.00%, 8/1/28	1,000	1,198

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (1)	3,650	3,934
5.13%, 4/1/19 (1)	1,500	1,621

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series A, 2.95%, 4/1/26 (5)	4,500	4,611

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series B, 2.85%, 4/1/25 (5)	1,500	1,539

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, 4.00%, 11/1/36	4,000	4,148
4.00%, 11/1/39	2,000	2,063

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.25%, 3/1/31	2,075	2,327

Santa Clara Electric Revenue Refunding Bonds, Series A, 6.00%, 7/1/31	1,195	1,405

Santa Clara Valley Transportation Authority Measure A Sales Tax Revenue Refunding Bonds, Series A (AMBAC Insured), Prerefunded, 5.00%, 4/1/17 (1)	2,000	2,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 94.2% – continued

California – 94.2% – continued

Santa Rosa Wastewater Revenue Bonds, Series A (AMBAC Insured), 5.00%, 9/1/17	$1,025	$1,043

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21 (1)	2,025	2,408

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, Prerefunded, 6.00%, 7/1/18 (1)	2,520	2,678

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds, 5.00%, 1/1/33	1,015	1,179

University of California General Revenue Bonds, Series Q, Prerefunded, 5.25%, 5/15/17 (1)	3,000	3,047

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	2,500	2,636

Vallecitos Water District Water & Wastewater Enterprise Revenue Refunding Bonds, 5.00%, 7/1/30	1,000	1,174
5.00%, 7/1/32	595	688

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18 (1)	4,065	4,311

Western Riverside Water & Wastewater Finance Authority Western Municipal Water District Improvement Revenue Bonds (AGC Insured), 5.13%, 9/1/29	2,000	2,144
		167,589
Total Municipal Bonds
(Cost $158,108)		167,589

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 7.8%

Northern Institutional Funds – U.S. Government Portfolio, 0.50% (6)(7)	13,852,815	$13,853
Total Investment Companies
(Cost $13,853)		13,853

Total Investments – 102.0%
(Cost $171,961)		181,442

Liabilities less Other Assets – (2.0%)		(3,585)
NET ASSETS – 100.0%		$177,857

(1)	Maturity date represents the prerefunded date.
(2)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(3)	Zero coupon bond.
(4)	Step coupon bond. Rate as of March 31, 2017 is disclosed.
(5)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the puttable date.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	2.9%
AA	78.4
A	10.7
Not Rated	0.4
Cash Equivalents	7.6

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	7.6%
General	14.3
General Obligations	30.4
Higher Education	5.1
School District	16.1
Transportation	7.0
Water	10.8
All other sectors less than 5%	8.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$167,589	$–	$167,589
Investment Companies	13,853	–	–	13,853
Total Investments	$13,853	$167,589	$–	$181,442

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued	MARCH 31, 2017

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

BAM – Build America Mutual

BHAC – Berkshire Hathaway Assurance Corporation

CABS – Capital Appreciation Bonds

COPS – Certificates of Participation

CR – Custody Receipt

FGIC – Financial Guaranty Insurance Corporation

G.O. – General Obligation

NATL – National Public Finance Guarantee Corporation

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7%

Alabama – 1.2%

Alabama State Port Authority Docks Facilities Revenue Bonds, Prerefunded, 6.00%, 10/1/20 (1)	$5,000	$5,782

Arizona – 2.5%

La Paz County IDA Education Facility Lease Revenue Bonds, Charter School Solutions-Harmony Public Schools, 5.00%, 2/15/36	1,400	1,472
5.00%, 2/15/46	3,500	3,575

Maricopa County Pollution Control Corp. Variable Revenue Refunding Bonds, Series A, Public Service of New Mexico Palo Verde, 6.25%, 1/1/38	4,000	4,415

Phoenix IDA Education Revenue Refunding Bonds, Great Hearts Academies, 5.00%, 7/1/41	1,200	1,262
5.00%, 7/1/46	1,300	1,354
		12,078

California – 12.8%

California PFA Revenue Refunding Bonds, Henry Mayo Newhall Hospital, 5.00%, 10/15/37	500	534
5.00%, 10/15/47	1,000	1,057

California PFA University Housing Revenue Bonds, NCCD – Claremont Properties LLC, 5.00%, 7/1/37	500	527
5.00%, 7/1/47	1,000	1,048

California State Municipal Finance Authority COPS, Community Hospitals of Central California, Prerefunded, 5.50%, 2/1/19 (1)	4,000	4,323

California State Municipal Finance Authority Revenue Bonds, Series A, Baptist University, 5.00%, 11/1/46	3,000	2,910

California State Municipal Finance Authority Revenue Bonds, Series A, University of La Verne, 6.13%, 6/1/30	2,000	2,267

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

California – 12.8% – continued
6.25%, 6/1/40	$1,000	$1,135

California State Municipal Finance Authority Revenue Refunding Bonds, Series A, Community Medical Center, 5.00%, 2/1/36	1,000	1,097
5.00%, 2/1/37	1,000	1,095
5.00%, 2/1/42	1,000	1,088

California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46 (2)(3)	5,250	5,449

California Statewide Communities Development Authority Revenue Bonds, California Baptist University, 7.25%, 11/1/31	2,000	2,238

California Statewide Communities Development Authority Revenue Bonds, Loma Linda University Medical Center, 5.25%, 12/1/34	1,000	1,078
5.25%, 12/1/44	3,500	3,708

California Statewide Communities Development Authority Revenue Bonds, Series A, California Baptist University, 5.50%, 11/1/38	2,000	2,061

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Senior Series A-1, 5.13%, 6/1/47	4,000	3,936
5.75%, 6/1/47	5,000	5,000

Los Angeles Department of Water & Power System Revenue Bonds, Series D, 5.00%, 7/1/39	5,000	5,674

San Francisco City & County Airports Commission Revenue Bonds, Series E, 6.00%, 5/1/39	5,000	5,484

San Jose Airport Revenue Refunding Bonds, Series A (AMT), 3/1/41 (4)	1,000	1,108

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

California – 12.8% – continued

Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Bonds, Senior Series A-1, 5.00%, 6/1/37	$6,000	$6,000
5.13%, 6/1/46	2,000	1,980
		60,797

Colorado – 2.0%

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/36	4,000	4,371

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported G.O. Limited Bonds, Series A, 5.40%, 12/15/31	2,000	2,002

Regional Transportation District Private Activity Revenue Bonds, Denver Transportation Partners, 6.00%, 1/15/41	3,000	3,306
		9,679

Connecticut – 1.3%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series G, Sacred Heart University, 5.13%, 7/1/26	1,250	1,376
5.38%, 7/1/31	1,250	1,377

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series M, Quinnipiac University, 5.00%, 7/1/36	3,000	3,325
		6,078

Delaware – 0.5%

Delaware State EDA Gas Facilities Revenue Refunding Bonds, Delmarva Power, 5.40%, 2/1/31	2,000	2,177

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

District of Columbia – 1.9%

District of Columbia Revenue Bonds, Cesar Chavez Charter Schools, 7.88%, 11/15/40	$5,265	$5,845

Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Series A, Dulles Metrorail and Capital Project, 5.00%, 10/1/53	3,000	3,136
		8,981

Florida – 3.9%

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX, 5.35%, 7/1/29	3,375	3,554

Citizens Property Insurance Corp. Revenue Bonds, Series A1, 5.00%, 6/1/25	5,000	5,912

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/1/40	1,500	1,668
5.00%, 10/1/44	1,500	1,662

Jacksonville Economic Development Commission Health Care Facilities Revenue Refunding Bonds, Series A, Proton Therapy Institute, 6.00%, 9/1/17	395	400

Miami-Dade County Educational Facilities Authority Revenue Refunding Bonds, Series A, University of Miami, 5.00%, 4/1/40	5,000	5,464

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10 (5)	150	67
		18,727

Georgia – 1.2%

Atlanta Water & Wastewater Revenue Bonds, Series A, Prerefunded, 6.25%, 11/1/19 (1)	5,000	5,639

Illinois – 7.3%

Chicago Board of Education Dedicated Capital Improvement Special Tax Obligation Revenue Bonds, 6.00%, 4/1/46	4,000	4,097

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Illinois – 7.3% – continued

Chicago Waterworks Revenue Bonds, Second Lien, 5.00%, 11/1/28	$2,500	$2,781
5.00%, 11/1/29	2,000	2,208

Illinois State Finance Authority Revenue Bonds, Series A, Provena Health, Prerefunded, 7.75%, 8/15/19 (1)	35	40
7.75%, 8/15/19 (1)	3,465	3,988

Illinois State Finance Authority Revenue Bonds, Silver Cross & Medical Centers, Prerefunded, 6.88%, 8/15/19 (1)	1,000	1,131
7.00%, 8/15/19 (1)	1,000	1,134

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/34	5,000	5,459

Illinois State Finance Authority Revenue Refunding Bonds, Series C, Presence Health Network, 5.00%, 2/15/36	5,000	5,189

Illinois State Toll Highway Authority Senior Revenue Bonds, Series B, 5.00%, 1/1/41	5,000	5,562

Railsplitter Tobacco Settlement Authority Revenue Bonds, 5.50%, 6/1/23	1,000	1,131
6.00%, 6/1/28	2,000	2,282
		35,002

Indiana – 2.3%

Indiana State Finance Authority Educational Facilities Revenue Bonds, Marian University Project, 6.50%, 9/15/30	3,000	3,393
6.38%, 9/15/41	2,000	2,204

Indiana State Municipal Power Agency Revenue Bonds, Series B, Prerefunded, 6.00%, 1/1/19 (1)	2,000	2,170

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., Prerefunded, 8.00%, 9/1/21 (1)	2,500	3,144
		10,911

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Kentucky – 1.1%

Kentucky Public Transportation Infrastructure Authority First Tier Toll Revenue Bonds, Series A, Downtown Crossing Project, 5.75%, 7/1/49	$2,500	$2,745

Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/1/50	2,500	2,625
		5,370

Louisiana – 9.1%

Louisiana State Gasoline & Fuels TRB, Series B, Second Lien, 5.00%, 5/1/39	5,000	5,459

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Westlake Chemical Corp., 6.50%, 8/1/29	2,000	2,260

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Woman’s Hospital Foundation, 5.88%, 10/1/40	3,000	3,291

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A-1, Westlake Chemical Corp., 6.50%, 11/1/35	2,000	2,276

Louisiana State Public Facilities Authority Revenue Bonds, Belle Chasse Educational Foundation Project, 6.75%, 5/1/41	1,250	1,356

Louisiana State Public Facilities Authority Revenue Bonds, Provident Group-Flagship Property, Louisiana State University Nicholson Gateway Project Series 2016A, 5.00%, 7/1/46	3,500	3,807

Louisiana State Public Facilities Authority Revenue Refunding Bonds, Lafayette General Health System, 5.00%, 11/1/41	5,000	5,282

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Louisiana – 9.1% – continued

Louisiana State Public Facilities Authority Revenue Refunding Bonds, Ochsner Clinic Foundation, 5.00%, 5/15/47	$5,000	$5,386

New Orleans Aviation Board Revenue Bonds, Series A, 5.00%, 1/1/40	1,500	1,683
5.00%, 1/1/45	2,500	2,794

New Orleans Sewerage Service Revenue Bonds, 5.00%, 6/1/45	4,000	4,293

New Orleans Water Revenue Refunding Bonds, 5.00%, 12/1/44	3,000	3,279

Tobacco Settlement Financing Corp. Asset Backed Revenue Refunding Bonds, Series A, 5.50%, 5/15/29	2,000	2,107
		43,273

Maine – 2.0%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center, 5.00%, 7/1/43	5,000	5,064

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Maine General Medical Center, 7.50%, 7/1/32	2,000	2,279
6.75%, 7/1/41	2,000	2,156
		9,499

Maryland – 2.4%

Anne Arundel County Special Obligation Tax Allocation Bonds, National Business Park-North Project, 6.10%, 7/1/40	4,335	4,486

Maryland State Economic Development Corp. Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects (AGM Insured), 5.00%, 6/1/35	2,500	2,846

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Maryland – 2.4% – continued

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Healthcare, 6.25%, 1/1/31	$1,550	$1,721
6.13%, 1/1/36	2,000	2,200
		11,253

Massachusetts – 3.4%

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series A, 5.00%, 7/1/28	5,000	6,141

Massachusetts State Development Finance Agency Revenue Bonds, Boston Medical Center Green Bonds, 5.00%, 7/1/44	3,000	3,155

Massachusetts State Development Finance Agency Revenue Bonds, Series A, UMASS Boston Student Housing, 5.00%, 10/1/41	4,230	4,499

Massachusetts State Development Finance Agency Revenue Bonds, Series F, Milford Regional Medical Center, 5.75%, 7/15/43	2,000	2,194
		15,989

Michigan – 2.6%

Michigan State Finance Authority Revenue Bonds, Local Government Loan Program Great Lakes Water Authority, 5.00%, 7/1/35	3,000	3,230

Michigan State Finance Authority Revenue Refunding Bonds, Series D-4, Local Government Loan Program Great Lakes Water Authority, 5.00%, 7/1/30	2,000	2,227

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Michigan – 2.6% – continued

Royal Oak Hospital Finance Authority Revenue Bonds, Series V, William Beaumont Hospital, Prerefunded, 8.25%, 9/1/18 (1)	$2,000	$2,201

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	4,355	4,727
		12,385

Mississippi – 0.6%

Warren County Gulf Opportunity Zone Revenue Bonds, Series A, International Paper Co., 5.80%, 5/1/34	2,530	2,809

Missouri – 0.9%

Grundy County IDA Health Facilities Revenue Bonds, Wright Memorial Hospital, 6.45%, 9/1/29	2,530	2,638
6.75%, 9/1/34	1,750	1,827
		4,465

Nevada – 0.9%

Clark County Airport System Revenue Refunding Bonds, Senior Series A, 5.00%, 7/1/40	4,000	4,453

New Jersey – 5.5%

New Jersey State EDA Revenue Bonds, MSU Student Housing Project – Provident Group, 5.88%, 6/1/42	3,000	3,211

New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/1/25	1,950	2,142
5.00%, 1/1/48	1,665	1,723

New Jersey State EDA Special Facility Revenue Bonds (AMT), Continental Airlines, Inc. Project, 5.63%, 11/15/30	2,000	2,212

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, St. Joseph’s Healthcare System, Prerefunded, 6.63%, 7/1/18 (1)	3,000	3,207

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

New Jersey – 5.5% – continued

New Jersey State Health Care Facilities Financing Authority Revenue Refunding Bonds, St. Joseph’s Healthcare System, 5.00%, 7/1/30	$1,595	$1,735
5.00%, 7/1/31	2,200	2,379

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, Transportation Program, 5.25%, 6/15/41	2,000	2,052
5.00%, 6/15/45	2,250	2,240

New Jersey State Turnpike Authority Revenue Bonds, Series E, 5.00%, 1/1/45	5,000	5,501
		26,402

New York – 8.1%

Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds, Catholic Health System Obligation, 5.25%, 7/1/35	1,500	1,666
5.00%, 7/1/40	2,770	2,989

Metropolitan Transportation Authority Revenue Bonds, Subseries D-1, 5.00%, 11/15/39	5,000	5,604

New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series A, New School, 5.00%, 7/1/45	2,375	2,603

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/33	3,500	4,002

New York State Liberty Development Corp. Revenue Bonds, Series A, National Sports Museum Project, 6.13%, 2/15/19 (5)(6)	2,200	–

New York State Thruway Authority General Junior Indebtedness Obligation Revenue Bonds, Series A, Junior Lien, 5.00%, 1/1/46	5,000	5,560

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

New York – 8.1% – continued

New York State Transportation Development Corp. Special Facility Revenue Bonds (AMT), LaGuardia Airport Terminal B Redevelopment, 5.25%, 1/1/50	$5,000	$5,366

New York State Transportation Development Corp. Special Facility Revenue Refunding Bonds (AMT), American Airlines, Inc., 5.00%, 8/1/31	5,000	5,225

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 198, 5.00%, 11/15/41	5,000	5,695
		38,710

Ohio – 5.8%

Lucas County Health Care Facilities Revenue Refunding & Improvement Bonds, Series A, Lutheran Homes, Prerefunded, 7.00%, 11/1/20 (1)	4,000	4,754

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 12/1/21	5,690	6,565

Ohio State Turnpike Commission Revenue Bonds, Junior Lien, Infrastructure Project, 5.00%, 2/15/48	3,000	3,275

Ohio State University Hospital Health System Revenue Refunding Bonds, 5.00%, 1/15/41	4,655	5,061

Southeastern Ohio Port Authority Hospital Facilities Revenue Refunding Bonds, Memorial Health System, 5.00%, 12/1/35	1,750	1,799
5.00%, 12/1/43	1,350	1,376

Toledo-Lucas County Port Authority Facilities Revenue Refunding Bonds, CSX Transportation, Inc. Project, 6.45%, 12/15/21	4,000	4,711
		27,541

Pennsylvania – 3.2%

Butler County Hospital Authority Revenue Bonds, Butler Health System Project, Prerefunded, 7.13%, 7/1/19 (1)	3,000	3,386

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Pennsylvania – 3.2% – continued

Delaware County IDA Revenue Refunding Bonds, Covanta Project, 5.00%, 7/1/43	$2,500	$2,504

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University Foundation, Prerefunded, 6.00%, 7/1/20 (1)	2,500	2,867

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Shippensburg University, 6.25%, 10/1/43	2,000	2,181

Philadelphia Water & Wastewater Revenue Bonds, Series A, 5.00%, 7/1/45	4,000	4,396
		15,334

Rhode Island – 1.6%

Rhode Island State Turnpike & Bridge Authority Motor Fuel Tax Revenue Refunding Bonds, Series A, 5.00%, 10/1/40	3,000	3,325

Tobacco Settlement Financing Corp. Revenue Refunding Bonds, Series A, 5.00%, 6/1/40	4,000	4,199
		7,524

Texas – 9.4%

Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/1/40	1,500	1,533
5.00%, 12/1/45	2,000	2,029

Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, 5.00%, 5/15/40	3,000	3,302

Mission Economic Development Corp. Revenue Bonds, Senior Lien (AMT), Natgasoline Project, 5.75%, 10/1/31	1,750	1,836

New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue Refunding Bonds, Legacy at Willow Bend Project, 5.00%, 11/1/46	3,000	3,032

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Texas – 9.4% – continued

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi, 5.00%, 4/1/48	$4,500	$4,625

New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue Bonds, CHF-Collegiate Housing San Antonio, 5.00%, 4/1/48	3,000	3,117

San Antonio Electric & Gas Revenue Bonds, Junior Lien, 5.00%, 2/1/43	2,500	2,768

Texas State PFA Charter School Finance Corp. Education Revenue Bonds, Series A, Cosmos Foundation, Inc., Prerefunded, 6.20%, 2/15/20 (1)	3,500	3,955

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, Blueridge Transportation (AMT), 5.00%, 12/31/40	2,750	2,936

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, LBJ Infrastructure, 7.00%, 6/30/40	3,000	3,397

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, NTE Mobility, 6.88%, 12/31/39	2,500	2,785

Travis County HFDC Revenue Bonds, Westminster Manor Project, Prerefunded, 7.00%, 11/1/20 (1)	805	958
7.13%, 11/1/20 (1)	2,000	2,389

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.25%, 7/1/28	5,000	6,278
		44,940

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Virginia – 0.6%

Virginia State College Building Authority Educational Facilities Revenue Bonds, Marymount University Project Green Bonds, 5.25%, 7/1/35	$270	$284
5.00%, 7/1/45	2,515	2,548
		2,832

Washington – 1.6%

Port of Seattle Revenue Bonds, Series A, 5.00%, 4/1/40	3,000	3,355

Washington State Health Care Facilities Authority Revenue Bonds, Central Washington Health Services, Prerefunded, 7.00%, 7/1/19 (1)	4,000	4,503
		7,858
Total Municipal Bonds
(Cost $439,326)		456,488

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.0%

Northern Institutional Funds – U.S. Government Portfolio, 0.50% (7)(8)	9,384,756	$9,385
Total Investment Companies
(Cost $9,385)		9,385

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.0%

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, Series BB, Second Generation Resolution, 0.80%, 4/8/17 (9)	$5,000	$5,000
Total Short-Term Investments
(Cost $5,000)		5,000

Total Investments – 98.7%
(Cost $453,711)		470,873

Other Assets less Liabilities – 1.3%		5,962
NET ASSETS – 100.0%		$476,835

(1)	Maturity date represents the prerefunded date.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Restricted security that has been deemed illiquid. At March 31, 2017, the value of this restricted illiquid security amounted to approximately $5,449,000 or 1.1% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
California State School Finance Authority Charter School Revenue Refunding Bonds, Aspire Public Schools, 5.00%, 8/1/46	2/4/16-3/8/17	$5,472

(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(5)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(6)	Level 3 asset that is worthless, bankrupt or has been delisted.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day yield as of March 31, 2017 is disclosed.
(9)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the puttable date.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	3.2%
AA	11.4
A	27.8
BBB	37.3
BB	9.3
B	2.3
Not Rated	6.7
Cash Equivalents	2.0

Total	100%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	8.2%
Development	7.2
Education	5.8
General	7.8
Higher Education	9.5
Housing	5.2
Medical	21.4
Tobacco Settlement	5.6
Transportation	13.1
Water	8.4
All other sectors less than 5%	7.8

Total	100%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds
Florida	$–	$18,660	$67	$18,727
All Other States (1)	–	437,761	–	437,761
Total Municipal Bonds	–	456,421	67	456,488
Investment Companies	9,385	–	–	9,385
Short-Term Investments	–	5,000	–	5,000
Total Investments	$9,385	$461,421	$67	$470,873

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/16 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/17 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/17 (000s)

Municipal Bonds

Florida	$–	$–	$67	$–	$–	$–	$–	$67	$67

The Fund valued the securities included in the Balance as of 3/31/17 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/17 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS

Municipal Bonds	$67	Discounted Cash Flow Analysis	Projected Cash Flows (1)

(1) The significant unobservable inputs that can be used in the fair value measurement are; Projected Cash Flows. Significant increases (decreases) in Projected Cash Flows in isolation would result in a significantly higher (lower) fair value measurement.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGM – Assured Guaranty Municipal Corporation

AMT – Alternative Minimum Tax

COPS – Certificates of Participation

EDA – Economic Development Authority

G.O. – General Obligation

HFDC – Health Facilities Development Corp.

IDA – Industrial Development Authority

PFA – Public Finance Authority

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7%

Alaska – 0.6%

Alaska State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/28	$5,560	$6,457

Anchorage Electric Utility Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 12/1/41	5,000	5,532

Anchorage Water Revenue Refunding Bonds (NATL Insured), 5.00%, 5/1/37	1,700	1,705

University of Alaska General Revenue Bonds, Series V-1, 5.00%, 10/1/40	2,250	2,509
		16,203

Arizona – 4.5%

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bonds, 5.00%, 7/1/26	6,630	7,913

Arizona State School Facilities Board COPS, Prerefunded, 5.25%, 9/1/18 (1)	10,000	10,593

Arizona State Transportation Board Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/25	13,610	16,211

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road, Prerefunded, 5.25%, 7/1/19 (1)	10,000	10,905

Arizona State Transportation Board Highway Revenue Refunding Bonds, 5.00%, 7/1/28	12,000	14,086

Arizona State Transportation Board Highway Subordinated Revenue Bonds, Subseries A, Prerefunded, 5.00%, 7/1/22 (1)	1,965	2,290

Arizona State Transportation Board Highway Subordinated Revenue Bonds, Subseries A, Unrefunded Balance, 5.00%, 7/1/28	3,035	3,475

Chandler Excise TRB, 5.00%, 7/1/27	5,000	5,901

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Arizona – 4.5% – continued

Maricopa County IDA Revenue Refunding Bonds, Banner Health Obligation Group, 5.00%, 1/1/35	$5,000	$5,677

Maricopa County Unified School District No. 89 Dysart G.O. Limited Refunding Bonds (BAM Insured), 4.00%, 7/1/26	2,500	2,797

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds (AMT), Senior Lien, 5.00%, 7/1/20	1,500	1,666

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/22	3,000	3,344

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Series B, Junior Lien, 5.00%, 7/1/26	5,000	5,904

Salt River Project Agricultural Improvement & Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/1/23	10,000	11,531

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 1/1/38	1,000	1,159

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/31	10,845	12,915

Scottsdale Preservation Authority Excise Tax Revenue Refunding Bonds, 5.25%, 7/1/24	5,990	6,712
		123,079

California – 10.7%

Cabrillo Community College District G.O. Unlimited CABS, Series B, Election of 2004 (NATL Insured), 0.00%, 8/1/39 (2)	11,755	4,055

California State Department of Water Resources Central Valley Project Water System Variable Revenue Bonds, Series AU, 1.53%, 9/1/17 (3)	5,000	5,000

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

California – 10.7% – continued

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	$80	$80

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance (AMBAC Insured), 5.00%, 10/1/18	75	75

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	1,000	1,122
5.00%, 3/1/26	10,000	11,926
6.25%, 11/1/34	5,000	5,645

California State G.O. Unlimited Refunding Bonds, Bid Group C, 5.00%, 8/1/27	10,000	11,986
5.00%, 8/1/30	5,000	5,866

California State Health Facilities Financing Authority Revenue Bonds, Series A, Cedars Sinai Medical Center, 5.00%, 8/15/30	1,270	1,484

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Cedars Sinai Medical Center, 5.00%, 8/15/31	5,000	5,807

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, The J. Paul Getty Trust, 1.17%, 4/1/20 (3)	5,000	4,999

California State University Revenue Refunding Bonds, Series A, 5.00%, 11/1/31	10,000	11,635
5.00%, 11/1/32	5,000	5,784

California State University Systemwide Revenue Refunding Bonds, Series A, 5.00%, 11/1/32	2,500	2,942

California State University Systemwide Revenue Refunding Bonds, Series B-3, 4.00%, 11/1/23 (3)	200	223

California State Various Purpose G.O. Unlimited Refunding Bonds, Group B, 5.00%, 9/1/17	10,000	10,177
4.00%, 9/1/33	10,750	11,204

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

California – 10.7% – continued

California State Veterans G.O. Unlimited Refunding Bonds, Series CM (AMT), 4.00%, 12/1/32	$2,165	$2,221

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, Chf-Irvine LLC, 5.00%, 5/15/29	1,250	1,410

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election of 2006,, 2.59%, 8/1/35 (4)	11,850	10,213

City of Los Angeles Taxable G.O. Unlimited Refunding Bonds, Series A, 2.44%, 9/1/22	5,000	5,008

Contra Costa Water District Revenue Refunding Bonds, Series R, 5.00%, 10/1/18	1,575	1,672

Cupertino Union School District Crossover G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/27	435	512

Desert Community College District G.O. Unlimited CABS, Series C, Election of 2004 (AGM Insured), 0.00%, 8/1/46 (2)	12,000	2,473

El Camino Hospital District G.O. Unlimited CABS (NATL Insured), 0.00%, 8/1/26 (2)	3,000	2,259

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/30	10,000	11,740
5.00%, 8/1/31	5,000	5,825

Los Angeles County G.O. Unlimited TRANS, 3.00%, 6/30/17	15,000	15,087

Los Angeles County Metropolitan Transportation Authority Sales TRB, Series A, 5.00%, 7/1/38	3,000	3,503

Los Angeles Department of Airports Revenue Bonds, Series A, 5.25%, 5/15/22	5,000	5,436

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

California – 10.7% – continued

Los Angeles Department of Airports Subordinate Revenue Bonds, Los Angeles International Airport (AMT), 5.00%, 5/15/34	$575	$652
5.00%, 5/15/35	600	678

Los Angeles Department of Water & Power System Revenue Bonds, Series D, 5.00%, 7/1/39	2,500	2,837

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	3,000	3,027

Los Angeles G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/20	55	62

Los Angeles G.O. Unlimited TRANS, Series B, 3.00%, 6/29/17	11,325	11,381

Los Angeles Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.00%, 7/1/17	10,000	10,107

Metropolitan Water District of Southern California State Revenue Bonds, Series A, 5.00%, 7/1/32	5,000	5,052

Monterey County Public Facilities Financing COPS, 5.00%, 10/1/35	1,860	2,112

Mount San Antonio Community College District G.O. Unlimited Capital Appreciation BANS, 4/1/22 (2)(5)	7,500	6,740

Palomar Community College District G.O. Unlimited Bonds, Series D, Election of 2006, 8/1/46 (5)	2,000	2,037

San Diego County Regional Transportation Commission Revenue Bonds, Series A, 5.00%, 4/1/36	5,000	5,796

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Series A, 5.00%, 5/15/33	10,000	11,655

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

California – 10.7% – continued

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, 5.00%, 4/1/27	$1,145	$1,325

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.13%, 4/1/19 (1)	7,390	7,984

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series A, 2.95%, 4/1/26 (3)	5,000	5,123

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series B, 2.85%, 4/1/25 (3)	10,000	10,261

San Francisco City & County Airports Commission International Airport Revenue Bonds, 5.00%, 5/1/46	620	699

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	2,500	2,701

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, 5.00%, 11/1/27	5,000	6,103
5.00%, 11/1/33	1,500	1,756

San Jose Unified School District Santa Clara County G.O. Unlimited CABS, Series C, Election of 2002 (NATL Insured), 0.00%, 8/1/30 (2)	2,500	1,641

San Mateo County Community College District G.O. Unlimited CABS, Series B, Election of 2005 (NATL Insured), 0.00%, 9/1/35 (2)	5,000	2,500

Santa Clara Valley Water District COPS, Series C, 5.00%, 6/1/24	650	783

Santa Cruz County G.O. Unlimited TRANS, 3.00%, 6/29/17	10,000	10,053

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

California – 10.7% – continued

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, Prerefunded, 6.00%, 7/1/18 (1)	$5,000	$5,314

University of California General Revenue Bonds, Series Q, Prerefunded, 5.25%, 5/15/17 (1)	2,500	2,539

University of California General Revenue Bonds, Series U, 5.00%, 5/15/22	5,000	5,566
		293,853

Colorado – 1.6%

Adams County School District No. 1 G.O. Unlimited Bonds, Mapleton Public Schools (State Aid Withholding), 5.25%, 12/1/40	5,000	5,842

Cherry Creek School District No. 5 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/15/32	3,845	4,494

Cherry Creek School District No. 5 G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 12/15/17	5,000	5,149

Colorado State Board of Governors University Enterprise System Revenue Bonds, Series E-1 (State Higher Education Intercept Program), 5.00%, 3/1/34	2,150	2,435

Denver City & County Airport System Revenue Bonds, Series B, 5.00%, 11/15/25	3,200	3,662

Denver City & County Airport System Subordinate Revenue Bonds, Series B, 5.25%, 11/15/28	1,500	1,744
5.25%, 11/15/29	1,740	2,012

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (AGC Insured), Prerefunded, 6.00%, 9/1/19 (1)	6,550	7,303

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Colorado – 1.6% – continued

Denver City & County School District No. 1 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/1/31	$5,000	$5,898

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL Insured State Aid Withholding), 5.50%, 12/1/22	5,000	6,022
		44,561

Connecticut – 1.7%

Connecticut State G.O. Unlimited Bonds, Series A, 4/15/27 (5)	5,000	5,848

Connecticut State G.O. Unlimited Bonds, Series B, 5.00%, 5/15/22	2,000	2,248
5.00%, 4/15/23	5,500	6,259
5.00%, 6/15/26	3,000	3,469

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/23	5,000	5,666

Connecticut State G.O. Unlimited Bonds, Series E, 5.00%, 9/15/26	3,825	4,323
4.00%, 9/15/27	5,000	5,344

Connecticut State Health & Educational Facility Authority Revenue Refunding Bonds, Series A-2, Yale University, 2.00%, 7/1/26 (3)	1,225	1,164

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Refunding Bonds, Series B, 3.00%, 12/1/22	1,725	1,817

South Central Regional Water Authority Water System Revenue Bonds, 22nd Series B (AGM Insured), Prerefunded, 5.00%, 8/1/18 (1)	2,000	2,106

University of Connecticut Revenue Bonds, Series A, 2.50%, 1/15/18	3,000	3,036
5.00%, 1/15/34	5,560	6,241
		47,521

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Delaware – 0.5%

Delaware State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/17	$4,590	$4,639

Delaware State G.O. Unlimited Bonds, Unrefunded Balance, 5.00%, 7/1/23	969	1,082

Delaware State Transportation Authority System Revenue Refunding Bonds, 5.00%, 7/1/26	1,500	1,840

Wilmington G.O. Unlimited Refunding Bonds, 5.00%, 12/1/26	5,000	6,119
		13,680

District of Columbia – 1.2%

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, Prerefunded, 5.25%, 10/1/18 (1)	1,000	1,063
5.50%, 10/1/18 (1)	10,500	11,202
6.00%, 10/1/18 (1)	5,000	5,372

District of Columbia Water & Sewer Authority Public Utility Revenue Refunding Bonds, Series C, Subordinate Lien, 5.00%, 10/1/39	5,000	5,646

Metropolitan Washington Airports Authority System Revenue Bonds, Series C, 5.13%, 10/1/39	2,460	2,593

Metropolitan Washington Airports Authority System Revenue Bonds, Series C (AMT), 5.00%, 10/1/20	3,000	3,343
5.00%, 10/1/26	1,500	1,683

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/28	3,000	3,389
		34,291

Florida – 5.3%

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/28	6,185	7,169

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Florida – 5.3% – continued

Broward County Airport System Revenue Bonds, Series Q-1, 5.00%, 10/1/42	$1,295	$1,438

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,000	1,125
5.00%, 9/1/25	1,000	1,120

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,746

Florida State Board of Public Education Capital Outlay G.O. Unlimited Bonds, Series A, 5.25%, 6/1/28	11,135	11,812

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/1/24	8,000	9,604

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series D, 5.00%, 6/1/17	10,000	10,072

Florida State Department of Transportation G.O. Unlimited Bonds, Right of Way, 5.25%, 7/1/37	12,475	12,742

Florida State Department of Transportation G.O. Unlimited Refunding Bonds, Right of Way, 5.00%, 7/1/24	5,000	6,009

Florida State Municipal Power Agency All Requirements Revenue Bonds, Prerefunded, 5.00%, 10/1/18 (1)	1,445	1,531

Florida State Ports Financing Commission Revenue Refunding Bonds, Series B (AMT), State Transportation Trust Fund, 5.38%, 10/1/29	3,395	3,848

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,716

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Florida – 5.3% – continued

Hillsborough County Aviation Authority Subordinate Revenue Bonds, Series B, Tampa International Airport, 5.00%, 10/1/44	$4,000	$4,431

Lee County School Board Refunding COPS, 5.00%, 8/1/22	800	923
5.00%, 8/1/23	1,125	1,311

Miami Beach Redevelopment Agency Tax Increment Tax Allocation Refunding Bonds, City Center (AGM Insured), 5.00%, 2/1/31	2,250	2,542

Miami Beach Stormwater Revenue Bonds, 5.00%, 9/1/41	2,500	2,752

Miami-Dade County Aviation Revenue Bonds, Series A (AMT), Miami International Airport (NATL Insured), 5.00%, 10/1/39	5,000	5,074

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/27	1,320	1,499
5.00%, 10/1/32	3,890	4,304

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/37	650	723

Miami-Dade County G.O. Unlimited Bonds, Series 2014-A, Building Better Communities Program, 4.00%, 7/1/37	5,000	5,108

Miami-Dade County School Board COPS, Series A, 5.00%, 5/1/32	5,000	5,520

Miami-Dade County School District G.O. Unlimited, 5.00%, 3/15/41	2,500	2,813

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/20	3,000	3,389
5.25%, 10/1/22	2,500	2,943

Orange County School Board Refunding COPS, Series C, 5.00%, 8/1/31	2,175	2,485

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Florida – 5.3% – continued

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Prerefunded, 5.00%, 10/1/21 (1)	$80	$92

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 10/1/31	4,920	5,546

Reedy Creek Improvement District G.O. Limited Bonds, Series A, 5.25%, 6/1/29	5,000	5,842
5.25%, 6/1/30	5,000	5,809

Sarasota County Utility System Revenue Bonds, Series A, 4.00%, 10/1/43	10,000	10,251
		145,289

Georgia – 3.1%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, Prerefunded, 5.50%, 1/1/19 (1)	10,000	10,768

Atlanta Water and Wastewater Revenue Refunding Bonds, 5.00%, 11/1/31	1,250	1,447

Georgia State G.O. Unlimited Bonds, Series A, Tranche 2, 5.00%, 2/1/26	5,000	6,027
5.00%, 2/1/28	10,000	12,116

Georgia State G.O. Unlimited Refunding Bonds, Series C-1, 5.00%, 1/1/24	5,000	5,988
4.00%, 1/1/25	19,300	21,924
4.00%, 7/1/25	5,000	5,700

Georgia State G.O. Unlimited Refunding Bonds, Series F, 5.00%, 1/1/23	10,000	11,794
5.00%, 7/1/25	3,050	3,727

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.00%, 7/1/60	2,500	2,692
5.50%, 7/1/60	2,500	2,799
		84,982

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Hawaii – 1.6%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	$1,000	$1,115

Hawaii State G.O. Unlimited Refunding Bonds, Series EP, 5.00%, 8/1/26	10,000	11,822

Hawaii State G.O. Unlimited Refunding Bonds, Series FE, 5.00%, 10/1/24	9,900	11,884

Honolulu City & County G.O. Unlimited Bonds, Series A, 5.00%, 10/1/36	3,000	3,426

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A, First Bond Resolution, 5.00%, 7/1/27	3,310	3,933

Honolulu City & County Wastewater System Revenue Refunding Bonds, Senior Series B, First Bond Resolution, 5.00%, 7/1/27	10,000	11,882
		44,062

Idaho – 0.2%

Idaho State G.O. Unlimited TANS, 2.00%, 6/30/17	5,000	5,013

Illinois – 2.1%

Central Lake County Joint Action Water Agency G.O. Unlimited Refunding Bonds (AMBAC Insured), 6.00%, 2/1/19	645	701

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,756

Chicago Midway Airport Revenue Refunding Bonds, Series A (AMT), Second Lien, 5.50%, 1/1/30	2,025	2,291

Chicago O’Hare International Airport General Revenue Bonds, Series C (AMT), Senior Lien, 5.25%, 1/1/27	500	566

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 1/1/38	5,000	5,521

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Illinois – 2.1% – continued

Chicago O’Hare International Airport Revenue Bonds, Series E, Senior Lien, 5.00%, 1/1/26	$5,000	$5,908

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B, 5.00%, 1/1/29	5,000	5,702

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,711

Illinois State Finance Authority Revenue Refunding Bonds, Series A, OSF Healthcare System, 5.00%, 11/15/35	1,500	1,630

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	7,000	7,174

Kendall Kane & Will Counties Community Unit School District No. 308 G.O. Unlimited Bonds, Series A, 5.00%, 2/1/29	2,000	2,172

Sangamon County School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 5.00%, 2/1/23	5,965	6,762

Will County G.O. Unlimited Bonds, 4.00%, 11/15/36	4,000	4,085

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,788

Winnebago County Public Safety Sales Tax G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/30/24	6,040	6,855
		57,622

Indiana – 0.8%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/31	5,750	6,501
5.25%, 10/1/38	2,980	3,358

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Indiana – 0.8% – continued

Indiana State Finance Authority Hospital Revenue Refunding Bonds, Series A, University Health Obligated Group, 5.00%, 12/1/40	$5,000	$5,585

Merrillville Multi School Building Corp. First Mortgage Revenue Bonds (State Aid Withholding), Prerefunded, 5.25%, 1/15/18 (1)	1,000	1,034

New Albany-Floyd County School Building Corp. First Mortgage Revenue Bonds (State Intercept Program), 7/15/34 (5)	2,925	3,325

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 7/10/21	1,500	1,626
5.50%, 1/10/24	1,135	1,290
		22,719

Kansas – 0.1%

Kansas State Development Finance Authority Revenue Refunding Bonds, Series D-2, Kansas State University Housing Projects, 5.00%, 4/1/23	3,110	3,572

Kentucky – 1.4%

Kentucky State Property & Building Commission Revenue Bonds, Project No. 115, 5.00%, 4/1/30	7,500	8,637

Kentucky State Property & Buildings Commission Revenues Refunding Bonds, Series B, Project No. 112 (State Appropriation Insured), 5.00%, 11/1/27	10,000	11,683
5.00%, 11/1/28	7,500	8,692

Kentucky State Turnpike Authority Economic Development Road Revenue Refunding Bonds, Series A,, 5.00%, 7/1/27	5,305	6,253

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	3,000	3,369
		38,634

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Louisiana – 0.3%

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/15/24	$2,825	$3,294

Louisiana State Highway Improvement Revenue Bonds, Series A, 5.00%, 6/15/30	5,390	6,170
		9,464

Maryland – 4.2%

Anne Arundel County Consolidated General Improvement G.O. Limited Bonds, 5.00%, 4/1/27	5,805	6,974

Baltimore Wastewater Project Revenue Refunding Bonds, Series D, 5.00%, 7/1/24	5,425	6,431

Howard County Consolidated Public Improvement Project G.O. Unlimited Refunding Bonds, 5.00%, 2/15/24	5,000	5,899

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.25%, 12/15/17	9,880	10,189
5.00%, 2/1/24	6,800	7,992

Maryland State Department of Transportation Consolidated Revenue Bonds, Third Issue, 4.00%, 12/15/25	5,000	5,592

Maryland State Department of Transportation Consolidated Revenue Refunding Bonds, 4.00%, 9/1/24	3,500	3,975
4.00%, 9/1/25	5,000	5,702

Maryland State G.O. Unlimited Bonds, First Series, 4.00%, 6/1/25	1,500	1,693
4.00%, 6/1/27	10,000	11,111
4.00%, 6/1/28	2,000	2,207

Maryland State G.O. Unlimited Bonds, First Series B, Prerefunded, 4.50%, 3/15/19 (1)	5,000	5,326

Maryland State G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/17	10,000	10,142
5.00%, 8/1/24	10,000	11,647

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Maryland – 4.2% – continued
5.00%, 8/1/26	$2,750	$3,198

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 4.00%, 7/1/31	2,000	2,105

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/1/26	1,000	1,205

Saint Mary’s County G.O. Unlimited Bonds, 5.00%, 8/1/24	500	601

University System of Maryland Auxiliary Facility & Tuition Revenue Bonds, Series A, 5.00%, 4/1/28	5,685	6,950

Washington Consolidated Public Improvement Suburban Sanitary District G.O. Unlimited Bonds, Second Series, 5.00%, 6/1/36	6,375	7,445
		116,384

Massachusetts – 2.6%

Massachusetts Bay Transportation Authority Assessment Revenue Bonds, Series A, Prerefunded, 5.25%, 7/1/18 (1)	500	527

Massachusetts Development Finance Agency Revenue Refunding Bonds, Partners Healthcare System, 5.00%, 7/1/34	5,000	5,639

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series A, 5.00%, 7/1/24	2,400	2,868

Massachusetts State Development Finance Agency Revenue Bonds, Series A, Harvard University, Prerefunded, 5.50%, 11/15/18 (1)	1,220	1,308

Massachusetts State Development Finance Agency Revenue Bonds, Series B, Harvard University, Prerefunded, 5.00%, 10/15/20 (1)	2,585	2,910

Massachusetts State G.O. Limited Bonds, Series A, Prerefunded, 5.00%, 4/1/21 (1)	5,000	5,694

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Massachusetts – 2.6% – continued

Massachusetts State G.O. Limited Bonds, Series E, 3.00%, 12/1/27	$2,500	$2,573

Massachusetts State G.O. Limited Bonds, Series F, 5.00%, 11/1/26	5,820	6,776

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.00%, 7/1/24	10,000	11,982

Massachusetts State G.O. Limited Refunding Bonds, Series B (AGM Insured), 5.25%, 9/1/25	3,500	4,320

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series J1, Partners Healthcare, 5.25%, 7/1/29	5,000	5,445

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series K, Massachusetts Institute of Technology, 5.50%, 7/1/22	1,250	1,493

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Harvard University, 6.25%, 4/1/20	1,000	1,148

Massachusetts State School Building Authority Sales Tax Revenue Refunding Bonds, Series A (AMBAC Insured), Prerefunded, 5.00%, 8/15/17 (1)	5,000	5,079

Massachusetts State Special Obligation Revenue Bonds, Series A, Consolidated Loan (AGM Insured), 5.50%, 6/1/18	500	527
5.50%, 6/1/21	500	582

Massachusetts State Water Resources Authority General Revenue Bonds, Series J (AGM Insured), 5.50%, 8/1/22	3,300	3,954

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B, 5.00%, 8/1/26	5,000	5,583

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Massachusetts – 2.6% – continued

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series C, Green Bonds, 5.00%, 8/1/35	$3,000	$3,469

Massachusetts State Water Resources Authority Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 7/15/19	805	847
		72,724

Michigan – 3.0%

Battle Creek School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/27	1,540	1,788

Chippewa Valley Schools G.O. Unlimited Refunding Bonds, Series A, (Q-SBLF Insured), 5.00%, 5/1/27	400	470

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.00%, 10/15/29	5,000	5,725

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.00%, 10/15/27	10,000	11,158

Michigan State Building Authority Revenue Refunding Bonds, Series I, 5.00%, 10/15/29	5,000	5,813
5.00%, 10/15/32	10,000	11,399

Michigan State Finance Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.00%, 10/1/25	3,970	4,639
5.00%, 10/1/29	5,000	5,970

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Ascension Health, 2.00%, 5/30/18 (3)	2,905	2,930

Michigan State Hospital Finance Authority Revenue Refunding Bonds, Series F-5, Ascension Health, 2.40%, 3/15/23 (3)	4,500	4,510

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Michigan – 3.0% – continued

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund, Unrefunded Balance, 4.75%, 10/1/23	$345	$346

University of Michigan Revenue Refunding Bonds, 5.00%, 4/1/36	10,000	11,516

University of Michigan Revenue Refunding Bonds, Series A, 5.00%, 4/1/35	2,000	2,330

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/34	3,400	3,736

Wayne County Airport Authority Revenue Bonds, Series D (AGM Insured), 5.00%, 12/1/32	9,690	10,837
		83,167

Minnesota – 1.2%

Hennepin County G.O. Unlimited Bonds, Series A, 5.00%, 12/1/25	3,515	4,088

Lakeville Independent School District No. 194 Building G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/24	2,000	2,377

Minneapolis-Saint Paul Metropolitan Airports Commission Revenue Refunding Bonds, Senior Series B (AMT), 5.00%, 1/1/22	2,500	2,660

Minnesota State G.O. Unlimited Bonds, Series A, Escrowed to Maturity, 5.00%, 10/1/20	75	84

Minnesota State Municipal Power Agency Electric Revenue Refunding Bonds, Series A, 5.00%, 10/1/29	1,000	1,140

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 4.00%, 8/1/17	10,000	10,108

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 8/1/22 (1)	245	286

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Minnesota – 1.2% – continued

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, Unrefunded Balance, 5.00%, 8/1/23	$5,300	$6,123

South Washington County Independent School District No. 833 Building G.O. Unlimited Refunding Bonds, Series B, School Building (School District Credit Program), 5.00%, 2/1/25	5,000	6,007
		32,873

Mississippi – 0.2%

Mississippi State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 12/1/33	4,000	4,682

Missouri – 0.8%

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 5.00%, 5/1/38	3,000	3,428

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series B, 5.00%, 1/1/26	1,500	1,820
5.00%, 1/1/27	5,250	6,323

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds, Escrowed to Maturity, 5.00%, 7/1/23	125	148

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds, Prerefunded, 5.00%, 1/1/20 (1)	5	5

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds, Unrefunded Balance, 5.00%, 1/1/22	5,055	5,547

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Missouri – 0.8% – continued
5.00%, 7/1/23	$3,495	$4,142

Wentzville School District No. R-4 G.O. Unlimited Refunding CABS, Missouri Direct Deposit Program (State Aid Direct Deposit Program), 0.00%, 3/1/27 (2)	2,100	1,584
		22,997

Nebraska – 0.7%

Lancaster County School District No. 1 G.O. Unlimited Refunding Bonds, 5.00%, 1/15/27	3,760	4,493

Lincoln Electric System Revenue Refunding Bonds, 5.00%, 9/1/34	1,500	1,746

Omaha Public Power District Electric Revenue Bonds, Series B, 5.00%, 2/1/34	3,000	3,361

Omaha Public Power District Electric System Revenue Refunding Bonds, Series C, 5.00%, 2/1/39	4,235	4,803
5.00%, 2/1/43	5,000	5,656
		20,059

Nevada – 2.2%

Clark County G.O. Limited Refunding Bonds, 5.00%, 6/1/28	3,000	3,614
5.00%, 6/1/29	5,000	5,980

Clark County G.O. Limited Refunding Bonds, Series B, 5.00%, 11/1/27	2,435	2,928

Clark County G.O. Limited Tax Bank Bonds, Prerefunded, 5.00%, 6/1/18 (1)	2,500	2,616

Clark County Passenger Facility Charge Revenue Refunding Bonds (AMT), Las Vegas McCarran International Airport, 7/1/23 (5)	2,000	2,315
7/1/24 (5)	1,250	1,464

Clark County School District Building G.O. Limited Refunding Bonds, Series C, 5.00%, 6/15/27	3,000	3,521

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Nevada – 2.2% – continued

Clark County School District G.O. Limited Bonds, Series D, 5.00%, 6/15/28	$3,045	$3,550

Clark County School District G.O. Limited Refunding Bonds, Series A, 5.00%, 6/15/22	5,000	5,751

Clark County School District G.O. Limited Refunding Bonds, Series B, 5.00%, 6/15/24	3,000	3,538

Clark County School District G.O. Limited Refunding Bonds, Series E, 5.00%, 6/15/25	3,000	3,562

Clark County School District Various Purpose Medium Term G.O. Limited Refunding Bonds, 3.00%, 6/15/25	3,930	3,962

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series A, 4.00%, 2/1/37	5,000	5,164

Nevada State Capital Improvement & Cultural Affairs G.O. Limited Bonds, Series C, Prerefunded, 5.00%, 6/1/18 (1)	8,000	8,375

Washoe County Highway Motor Vehicle Fuel TRB, 4.75%, 2/1/21	3,400	3,612
		59,952

New Hampshire – 0.2%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Prerefunded, 5.25%, 6/1/19 (1)	5,000	5,444

New Jersey – 0.5%

New Jersey State EDA Revenue Refunding Bonds, Series II, School Facilities Construction, 5.00%, 3/1/27	3,290	3,380

New Jersey State EDA Revenue Refunding Bonds, Series XX (State Appropriation Insured), 5.00%, 6/15/20	2,500	2,649

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New Jersey – 0.5% – continued

New Jersey State Educational Facilities Authority Revenue Refunding Bonds, Series B, Princeton University, 5.00%, 7/1/23	$5,000	$5,949

Ocean County G.O. Unlimited Refunding Bonds, Series A, 4.00%, 8/1/23	1,000	1,125
		13,103

New Mexico – 0.2%

New Mexico State Finance Authority Revenue Bonds, Series C, 5.00%, 6/1/23	2,770	3,141

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Presbyterian Healthcare Services, 5.00%, 8/1/44	1,500	1,661
		4,802

New York – 14.7%

Long Island Power Authority Electric System Revenue Bonds, Series A, Prerefunded, 6.25%, 4/1/19 (1)	5,000	5,508

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, 5.00%, 11/15/34	5,000	5,459

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Refunding Bonds, Series A, 5.25%, 11/15/32	10,000	11,988

Metropolitan Transportation Authority Revenue Bonds, Series B-4, 5.00%, 11/15/19 (3)	1,175	1,280

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	5,000	5,647

Metropolitan Transportation Authority Revenue Refunding Bonds, Series D, 5.00%, 11/15/23	5,000	5,125
5.00%, 11/15/24	5,000	5,125
5.00%, 11/15/27	3,850	4,588

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries C-1, 5.25%, 11/15/28	5,000	5,962

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New York – 14.7% – continued

Monroe County Industrial Development Corp. Revenue Refunding Bonds, Series B, University of Rochester Project, 7/1/26 (5)	$2,500	$3,024

New York City Housing Development Corp. Multifamily Housing Revenue Refunding Bonds, Series B, Sustainable Neighborhood (FNMA Insured), 2.95%, 2/1/26 (3)	4,000	4,041

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series DD, 5.00%, 6/15/47	7,485	8,494

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.00%, 6/15/33	5,000	5,854
5.25%, 6/15/36	2,500	2,965

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/31	5,000	5,821
5.00%, 6/15/39	8,000	9,062

New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Revenue Bonds, Series GG-1, 5.00%, 6/15/39	5,000	5,399

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-1 (State Aid Withholding), 3.00%, 7/15/17	6,725	6,767

New York City Transitional Finance Authority Building Aid Revenue Bonds, Subseries S-1A (State Aid Withholding), 5.00%, 7/15/26	10,000	11,382

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,677

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New York – 14.7% – continued

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B-1, 2.00%, 8/1/18	$5,000	$5,074

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E-1, 5.00%, 2/1/23	10,380	12,183

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	1,000	1,149

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2016, 5.00%, 8/1/35	10,000	11,378
5.00%, 8/1/37	8,500	9,651
5.00%, 2/1/41	10,000	11,253

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series B, 5.00%, 2/1/22	2,000	2,268

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series B, Prerefunded, 5.00%, 11/1/19 (1)	5	5

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Series B, Unrefunded Balance, 5.00%, 11/1/21	4,995	5,498

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds, Series C, 5.00%, 11/1/30	2,500	2,974

New York G.O. Unlimited Bonds, Series 1, 5.00%, 8/1/20	750	838

New York G.O. Unlimited Bonds, Series D, 5.00%, 8/1/23	5,000	5,915

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New York – 14.7% – continued

New York G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	$5	$5

New York G.O. Unlimited Bonds, Subseries C1, Fiscal 2008, Prerefunded, 5.00%, 10/1/17 (1)	4,770	4,870

New York G.O. Unlimited Bonds, Subseries C1, Fiscal 2008, Unrefunded Balance, 5.00%, 10/1/22	215	219

New York G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/26	5,000	6,045
5.00%, 8/1/28	3,955	4,742

New York G.O. Unlimited Refunding Bonds, Series E, 5.00%, 8/1/28	1,045	1,244

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Prerefunded, 5.25%, 10/1/19 (1)	3,910	4,304

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance, 5.25%, 10/1/23	1,090	1,189

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Refunding Bonds, Series D, 5.00%, 2/15/26	5,000	6,038

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series B, Education (AMBAC Insured), 5.50%, 3/15/30	7,040	9,179

New York State Dormitory Authority Personal Income TRB, Series A-2014, Unrefunded Balance, 5.00%, 2/15/39	1,930	2,058

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New York – 14.7% – continued

New York State Dormitory Authority Personal Income TRB, Series B, Education, 5.75%, 3/15/36	$16,000	$17,396

New York State Dormitory Authority Sales Tax Supported Debt Revenue Bonds, Series A, 5.00%, 3/15/44	2,425	2,721

New York State Dormitory Authority Sales TRB, 5.00%, 3/15/30	5,000	5,948

New York State Dormitory Authority Sales TRB, Series A, 5.00%, 3/15/27	10,000	11,628

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Revolving Funds, 5.00%, 6/15/18	5,000	5,249
5.00%, 6/15/36	5,000	5,606

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series C, Municipal Water Finance Revolving Funds, 5.00%, 6/15/25	2,185	2,258

New York State Environmental Facilities Corp. Clean & Drinking Water Subordinated Revenue Refunding Bonds, New York City Municipal Water Finance Authority Projects, 6/15/34 (5)	4,000	4,708
6/15/35 (5)	3,345	3,918

New York State Environmental Facilities Corp. Revenue Bonds, Series 2010, Master State Revolving Funds, 5.00%, 5/15/23	2,000	2,369

New York State Environmental Facilities Corp. State Personal Income TRB, Series A, Prerefunded, 5.25%, 12/15/18 (1)	9,900	10,609

New York State Environmental Facilities Corp. State Personal Income TRB, Series A, Unrefunded Balance, 5.25%, 12/15/26	100	107

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New York – 14.7% – continued

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series C (NATL-IBC Insured), 5.50%, 4/1/17	$2,120	$2,120

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM-CR Insured), 5.00%, 4/1/21	7,505	8,249

New York State Thruway Authority Revenue Refunding Bonds, Series K, 5.00%, 1/1/28	10,000	11,568

New York State Thruway Authority Transportation Personal Income TRB, Series A, Prerefunded, 5.25%, 9/15/17 (1)	5,000	5,102

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/25	7,000	8,389

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, Service Contract, 5.38%, 1/1/22	1,850	1,994

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 185 (AMT), 5.00%, 9/1/26	1,130	1,308

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 198, 5.00%, 11/15/41	5,000	5,695

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/27	10,000	11,931
5.00%, 10/15/28	5,000	5,934

Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, 5.00%, 11/15/27	1,330	1,572

Triborough Bridge & Tunnel Authority Revenue Refunding Bonds, Series B, 5.00%, 11/15/35	4,000	4,645

Utility Debt Securitization Authority Revenue Refunding Bonds, Series A, Restructuring Bonds, 5.00%, 12/15/34	5,000	5,905
5.00%, 12/15/35	5,000	5,887

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New York – 14.7% – continued

Utility Debt Securitization Authority Revenue Refunding Bonds, Series B, Restructuring Bonds, 5.00%, 6/15/20	$20,000	$20,902
5.00%, 12/15/23	5,500	6,307
		404,272

North Carolina – 2.2%

Charlotte COPS, Series B, 3.00%, 6/1/22	20,330	20,400

Charlotte G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/27	3,500	4,131

Mecklenburg County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/1/24	5,000	6,048

North Carolina State G.O. Unlimited Refunding Bonds, Series D, 3.00%, 6/1/17	13,935	13,987

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 5/1/21	5,000	5,576

Wake County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 3/1/26	8,485	10,443
		60,585

Ohio – 0.3%

Northeast Regional Sewer District Revenue Refunding Bonds, 5.00%, 11/15/39	2,000	2,256

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/25	2,250	2,739

University of Cincinnati Receipts Revenue Bonds, Series G (NATL Insured), Prerefunded, 5.00%, 12/1/17 (1)	2,075	2,133
		7,128

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Oklahoma – 0.5%

Grand River Dam Authority Revenue Refunding Bonds, Series A, 5.00%, 6/1/26	$10,000	$12,006

Oklahoma State Turnpike Authority Revenue Bonds, Series A, 4.00%, 1/1/33	2,000	2,093
		14,099

Oregon – 3.2%

Clackamas County School District No. 12 North Clackamas G.O. Unlimited Bonds, Series B, (School Board Guaranty Program), 5.00%, 6/15/37	3,850	4,460

Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow G.O. Unlimited Bonds, Series B (School Board Guaranty Program), 5.00%, 6/15/26	5,000	6,074
5.00%, 6/15/27	10,460	12,800
5.00%, 6/15/31	5,000	5,956

Oregon State Board Education G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 8/1/20 (1)	40	45

Oregon State Board Education G.O. Unlimited Bonds, Series A, Unrefunded Balance, 5.00%, 8/1/23	4,440	4,963

Oregon State Department of Administrative Services Lottery Revenue Bonds, Series A, 4/1/29 (5)	4,290	5,184
4/1/35 (5)	2,000	2,332

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, 5.00%, 11/15/22	6,485	7,627

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 11/15/20	10,000	10,251

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Oregon – 3.2% – continued

Oregon State Department of Transportation Highway User Taxable Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 11/15/30	$4,950	$5,809

Oregon State G.O. Unlimited Bonds, Series A, Article IX-Q State Project, 5.00%, 5/1/26	2,710	3,305

Oregon State G.O. Unlimited Bonds, Series H, Article IX-G Oregon Health & Science University Project, 5.00%, 8/1/35	4,090	4,804

Washington & Clackamas Counties School District No. 23J Tigard-Tualatin G.O. Unlimited Bonds (School Board Guaranty Program), 6/15/26 (5)	3,565	4,350

Washington Clackamas & Yamhill Counties Sherwood School District No. 88J G.O. Unlimited CABS, Series A (School Board Guaranty Program), 0.00%, 6/15/46 (2)	16,955	4,468

Washington County G.O. Limited Bonds, 5.00%, 3/1/25	1,500	1,817

Washington County G.O. Unlimited Bonds, Series B, 5.00%, 6/1/26	3,555	4,370
		88,615

Pennsylvania – 0.6%

Delaware River Joint Toll Bridge Commission Revenue Bonds, 5.00%, 7/1/35	1,800	2,059

Montgomery County G.O. Unlimited Refunding Bonds, 5.00%, 3/1/22	915	1,059

Neshaminy School Disaster G.O. Limited Bonds, Series B (State Aid Withholding), 5.00%, 11/1/34	7,290	8,324

Pennsylvania State Turnpike Commission Revenue Bonds, Series A, 5.00%, 12/1/38	5,000	5,465
		16,907

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Rhode Island – 0.6%

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series B, Consolidated Capital Development Loan, 5.00%, 10/15/27	$2,630	$3,012

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 5.00%, 8/1/21	1,000	1,144

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/17	10,000	10,150

Rhode Island State Clean Water Finance Agency Pollution Control Subordinated Revenue Refunding Bonds, Subseries A, 5.00%, 10/1/21	2,880	3,237
		17,543

South Carolina – 1.0%

Charleston County Capital Improvement Transportation Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 11/1/23	2,500	2,863

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	4,915	5,836

Scago Educational Facilities Corp. Cherokee School District No. 1 Revenue Refunding Bonds, 5.00%, 12/1/25	500	580

South Carolina State Public Service Authority Revenue Bonds, Series A, Prerefunded, 5.50%, 1/1/19 (1)	12,000	12,919

South Carolina State Public Service Authority Revenue Refunding Bonds, Series A, 5.00%, 12/1/33	5,000	5,360
		27,558

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Tennessee – 1.4%

Blount County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/25	$5,260	$6,350

Metropolitan Government of Nashville & Davidson County G.O. Unlimited and Improvement Bonds, Series C, 5.00%, 7/1/26	10,000	12,010
5.00%, 7/1/28	10,000	11,820

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding & Improvement Bonds, Series A, Unrefunded Balance, 5.00%, 7/1/24	4,600	5,117

Tennessee State Housing Development Agency Revenue Bonds, Series 1A (AMT), Home Ownership Program, 3.75%, 1/1/19	440	454
4.05%, 7/1/20	450	478
4.13%, 7/1/21	1,560	1,633
		37,862

Texas – 5.6%

Alvin Independent Schoolhouse District G.O. Unlimited Bonds, Series B (PSF-Gtd.), 0.95%, 8/15/18 (3)	3,000	2,982

Austin G.O. Limited Refunding Bonds, 5.00%, 9/1/26	3,980	4,787

Brownsville Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/22	100	116

Dallas Waterworks & Sewer System Revenue Refunding Bonds, Series A, 5.00%, 10/1/27	5,000	5,917

Ector County Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/26	4,020	4,834

Fort Worth Independent School District and School Building G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/25	5,000	6,018

Garland Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/24	10,000	11,273

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Texas – 5.6% – continued

Houston Higher Education Finance Corp. Revenue Bonds, Series B, Rice University Project, Prerefunded, 4.50%, 11/15/17 (1)	$2,500	$2,557

Houston Utility System Revenue Refunding Bonds, Series B, First Lien, 5.25%, 11/15/33	20,000	24,089

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, 5.50%, 5/15/19 (1)	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, 5.50%, 5/15/19 (1)	80	87

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-1, Prerefunded, 5.50%, 5/15/19 (1)	5	5

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Prerefunded, 5.50%, 5/15/19 (1)	5	5

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Unrefunded Balance, 5.50%, 5/15/33	1,905	2,053

North East Texas Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/1/26	10,445	12,554

North Texas Tollway Authority Revenue Refunding Bonds, Series A, First Tier (BHAC-CR Insured), Prerefunded, 5.75%, 1/1/18 (1)	10,000	10,363

Plano Independent School District School Building G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/25	10,000	12,052

Spring Branch Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF-Gtd.), 5.00%, 2/1/25	5,190	6,243

Texas State A&M University Financing System Revenue Bonds, Series D, 5.00%, 5/15/27	5,000	5,815

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Texas – 5.6% – continued

Texas State A&M University Financing System Revenue Refunding Bonds, Series E, 5.00%, 5/15/26	$3,200	$3,890

Texas State PFA G.O. Unlimited Bonds, Series A, 5.00%, 10/1/24	5,525	6,645

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 4.00%, 10/1/17	5,000	5,079

Texas State Transportation Commission G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/23	70	83

Texas State Transportation Commission Highway Improvement G.O. Unlimited Bonds, 5.00%, 4/1/25	5,000	6,028

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, First Tier, 5.00%, 10/1/25	1,175	1,425

University of Houston Revenue Refunding Bonds, Series A, 5.00%, 2/15/25	3,650	4,352

University of Texas Permanent University Fund Revenue Bonds, Series A, 5.00%, 7/1/33	5,000	5,797

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.00%, 7/1/25	2,000	2,379

University of Texas Revenue Bonds, Series J, 5.00%, 8/15/24	5,000	6,003
		153,437

Utah – 0.8%

Intermountain Power Agency Power Supply Subordinated Revenue Refunding Bonds, Series A (AMBAC Insured), Partially Escrowed to Maturity, 5.00%, 7/1/17	5,000	5,053

Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/26	1,500	1,771

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Utah – 0.8% – continued
5.00%, 7/1/27	$2,000	$2,379

Utah State G.O. Unlimited Bonds, 5.00%, 7/1/23	5,000	5,836

Utah State G.O. Unlimited Refunding Bonds, 5.00%, 7/1/25	5,000	6,052
		21,091

Vermont – 0.1%

Vermont State G.O. Unlimited Bonds, Series B, 5.00%, 8/15/22	1,425	1,671

Virginia – 2.5%

Arlington County G.O. Unlimited Refunding Bonds, Series B, 4.00%, 8/15/17	8,805	8,912
5.00%, 8/15/27	5,000	6,126

Hampton Roads Sanitation District Wastewater Revenue Refunding Bonds, Series A, 5.00%, 7/1/27	3,465	4,085

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/22	1,360	1,566

Richmond G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 3/1/24	5,000	5,873

Richmond Public Utility Revenue Refunding Bonds, 5.00%, 1/15/33	10,000	11,568
4.00%, 1/15/36	5,000	5,180

Upper Occoquan Sewage Authority Regional Revenue Refunding Bonds, 5.00%, 7/1/28	5,000	5,972

Virginia State G.O. Unlimited Bonds, Series A, 5.00%, 6/1/19	1,000	1,084

Virginia State Public School Authority School Financing 1997 Resolution Revenue Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/17	5,000	5,071

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Virginia – 2.5% – continued

Virginia State Public School Authority Special Obligation Prince William County Revenue Refunding Bonds (State Aid Withholding), 5.00%, 8/1/17	$5,740	$5,821

Virginia State Public School Authority Special Obligation Prince William Revenue Bonds (State Aid Withholding), 5.00%, 8/1/17	4,925	4,995

Virginia State Resources Authority Clean Water State Revolving Fund Subordinate Revenue Refunding Bonds, 5.50%, 10/1/22	1,000	1,200
		67,453

Washington – 0.6%

Port of Seattle Revenue Refunding Bonds, Series C (AMT), Intermediate Lien, 5.00%, 2/1/18	1,000	1,033

Washington State G.O. Unlimited Refunding Bonds, Series R-2017C, 5.00%, 8/1/25	7,500	9,067

Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 5.25%, 10/1/39	4,000	4,294

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	3,000	3,382
		17,776

Wisconsin – 1.1%

Germantown School District Building & Improvement G.O. Unlimited Bonds, Series A, 4/1/25 (5)	2,535	3,054

Madison G.O. Unlimited Refunding Promissory Notes, Series A, 1.50%, 10/1/17	1,080	1,084

Wisconsin State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/25	5,000	6,047

Wisconsin State G.O. Unlimited Refunding Bonds, Series 4, 5.00%, 5/1/26	10,350	12,383

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Wisconsin – 1.1% – continued

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Froedtert Health, Inc. Obligated Group, 4/1/39 (5)	$2,000	$1,988

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Marquette University, 5.00%, 10/1/28	670	783

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B1, Ascension Health Credit Group, 4.00%, 11/15/34	5,000	5,111
		30,450
Total Municipal Bonds
(Cost $2,360,706)		2,387,179

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 8.8%

Northern Institutional Funds – Municipal Portfolio, 0.65% (6)(7)	125,000,000	$125,000

Northern Institutional Funds – U.S. Government Portfolio, 0.50% (6)(7)	117,686,248	117,686
Total Investment Companies
(Cost $242,686)		242,686

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.4%

California State Floating G.O. Unlimited Bonds, Series A-2 (Bank of Montreal LOC), 0.60%, 4/5/17 (3)	$7,500	$7,500

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Yale University, 0.80%, 7/26/17 (3)	10,000	9,995

Houston Independent School District G.O. Limited Bonds, Series 2014A-1A (PSF-Gtd.), 2.00%, 6/1/17 (3)	5,000	5,008

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.4% – continued

Lehigh County IDA Revenue Refunding Bonds, Series A, Ppl Electric Utilities Corp., 0.90%, 9/1/17 (3)	$2,000	$1,998

Los Angeles Department of Water & Power Variable Revenue Refunding Bonds, Subseries B-5, 0.87%, 4/12/17 (3)	2,500	2,500

Maryland State G.O. Unlimited Refunding Bonds, First Series B, 4.50%, 8/1/17	5,660	5,731

Massachusetts State G.O. Limited RANS, Series A, 2.00%, 4/24/17	15,000	15,012

Massachusetts State G.O. Limited RANS, Series C, 2.00%, 6/26/17	25,000	25,069

Massachusetts State Health & Educational Facilities Authority Variable Revenue Bonds, Series Y, Harvard University Issue, 0.89%, 4/12/17 (3)	10,000	10,000

Metropolitan Transportation Authority Revenue BANS, Series A-1A, 2.00%, 8/1/17	15,000	15,056

New York Adjustable G.O. Unlimited Bonds, Subseries A-4, Fiscal 2017 (Citibank LOC), 0.91%, 4/12/17 (3)	2,000	2,000

Oregon State G.O. Limited TANS, Series A, 2.00%, 6/30/17	5,725	5,742

San Antonio Independent School District Variable G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 2.00%, 8/1/17 (3)	9,835	9,864

Shelby County G.O. Unlimited Refunding Bonds, Series A, Unrefunded Balance, 5.00%, 4/1/17	5,360	5,360

Texas State Transportation Commission State Highway Fund Revenue Refunding Bonds, Series A, First Tier, 5.00%, 4/1/17	7,525	7,525

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.4% – continued

Triborough Bridge & Tunnel Authority General Variable Revenue Refunding Bonds, Subseries B-2 (Wells Fargo Bank LOC), 0.78%, 4/5/17 (3)	$10,415	$10,415

University of North Carolina Chapel Hill Variable Revenue Bonds, Series C, 0.83%, 4/12/17 (3)	8,890	8,890
Total Short-Term Investments
(Cost $147,704)		147,665

Total Investments – 100.9%
(Cost $2,751,096)		2,777,530

Liabilities less Other Assets – (0.9%)		(24,961)
NET ASSETS – 100.0%		$2,752,569

(1)	Maturity date represents the prerefunded date.
(2)	Zero coupon bond.
(3)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the puttable date.
(4)	Step coupon bond. Rate as of March 31, 2017 is disclosed.
(5)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(7)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	24.0%
AA	53.6
A	11.1
A1+ (Short Term)	1.2
BBB	0.3
Not Rated	1.1
Cash Equivalents	8.7

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY TABLE	% OF INVESTMENTS
Financials	8.8%
General	14.1
General Obligation	29.3
Higher Education	6.0
School District	8.3
Transportation	8.1
Water	9.9
All other sectors less than 5%	15.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$2,387,179	$–	$2,387,179
Investment Companies	242,686	–	–	242,686
Short-Term Investments	–	147,665	–	147,665
Total Investments	$242,686	$2,534,844	$–	$2,777,530

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual

BANS – Bond Anticipation Notes

BHAC – Berkshire Hathaway Assurance Corporation

CABS – Capital Appreciation Bonds

COPS – Certificates of Participation

CR – Custody Receipt

CWA – Clean Water Act

EDA – Economic Development Agency

FNMA – Federal National Mortgage Association

G.O. – General Obligation

Gtd. – Guaranteed

IBC – Insured Bond Certificates

IDA – Industrial Development Authority

LOC – Letter of Credit

MBIA – Municipal Bond Insurance Association

NATL – National Public Finance Guarantee Corporation

PFA – Public Finance Authority

PSF – Permanent School Fund

Q-SBLF – Qualified School Bond Loan

RANS – Revenue Anticipation Notes

TANS – Tax Anticipation Notes

TRANS – Tax and Revenue Anticipation Notes

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5%

Arizona – 2.6%

Chandler Excise TRB, 5.00%, 7/1/17	$1,500	$1,516

Chandler G.O. Limited Refunding Bonds, 4.00%, 7/1/21	4,000	4,419

Glendale Water & Sewer Revenue Bonds, Subordinate Lien Obligations (NATL Insured), Prerefunded, 5.00%, 7/1/17 (1)	140	141

Maricopa County School District No. 3 Tempe Elementary G.O. Unlimited Bonds, Series C, 2.00%, 7/1/18	5,000	5,064

Maricopa County School District No. 6 Washington Elementary G.O. Unlimited Bonds, Series E, 1.00%, 7/1/17	775	775

Maricopa County Unified School District No. 4 Mesa G.O. Limited Refunding Bonds, 4.00%, 7/1/19	2,000	2,126

Maricopa County Unified School District No. 93 Cave Creek G.O. Unlimited Bonds, Series A, School Improvement Project of 2014 (BAM Insured), 4.00%, 7/1/17	1,190	1,199

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Series B, Junior Lien, 5.00%, 7/1/21	5,000	5,729

Pima County Regional Transportation Fund Excise TRB, 5.00%, 6/1/17	800	806

Pima County Street & Highway Revenue Bonds, 4.50%, 7/1/17	150	151

Pinal County Obligation Revenue Bonds, 5.00%, 8/1/21	2,505	2,840

Scottsdale G.O. Limited Refunding Bonds, 3.00%, 7/1/22	2,000	2,132

Tempe G.O. Unlimited Bonds, Series A, 2.00%, 7/1/17	250	251
		27,149

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

California – 8.9%

Bay Area Toll Bridge Authority Variable Revenue Bonds, Series B, 1.50%, 4/2/18 (2)	$1,000	$1,002

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AS, Escrowed to Maturity, 5.00%, 12/1/21	90	104

California State Department of Water Resources Central Valley Project Water System Revenue Bonds, Series AS, Unrefunded Balance, 5.00%, 12/1/21	8,910	10,339

California State Department of Water Resources Power Supply Revenue Refunding Bonds, Series O, 5.00%, 5/1/21	1,750	2,004

California State Health Facilities Financing Authority Variable Revenue Refunding Bonds, St. Joseph Health System, 5.00%, 10/18/22 (2)	2,500	2,858

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/18	10,000	10,605

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 11/1/20	8,000	9,013
5.00%, 12/1/21	5,000	5,763

California State Various Purpose G.O. Unlimited Refunding Bonds, Group B, Prerefunded, 5.00%, 6/1/17 (1)	500	504

Clovis Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/20	1,000	1,117

Desert Sands Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/22	1,000	1,170

Elk Grove Unified School District Refunding COPS (BAM Insured), 5.00%, 2/1/18	2,415	2,497

Jefferson Union High School District San Mateo County G.O. Unlimited Bonds, Series A, Election of 2014 (AGM Insured), 4.00%, 8/1/17	3,055	3,087

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

California – 8.9% – continued

Los Angeles County G.O. Unlimited TRANS, 3.00%, 6/30/17	$5,000	$5,029

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 5.00%, 7/1/19	5,000	5,439

Los Angeles G.O. Unlimited TRANS, Series B, 3.00%, 6/29/17	2,000	2,010

San Diego Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/25	5,175	6,362

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.13%, 4/1/19 (1)	5,000	5,402

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, 5.00%, 11/1/24	4,190	5,064

San Francisco City & County Road Repaving & Street Safety G.O. Unlimited Bonds, Series C, 5.00%, 6/15/18	1,385	1,453

San Jose Evergreen Community College District G.O. Unlimited Refunding Bonds, 5.00%, 9/1/22	4,000	4,694

San Juan Unified School District G.O. Unlimited Refunding Bonds, Election of 2002, 3.00%, 8/1/23	2,375	2,538

Sequoia Union High School District G.O. Unlimited Bonds, 4.00%, 7/1/25	1,725	1,976

Twin Rivers Unified School District G.O. Unlimited Refunding Bonds, Series A (AGM Insured), 5.00%, 8/1/23	1,000	1,169

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

California – 8.9% – continued

Twin Rivers Unified School District G.O. Unlimited Refunding Bonds, Series B (AGM Insured), 5.00%, 8/1/23	$515	$602

Vallecitos Water District Water & Wastewater Enterprise Revenue Refunding Bonds, 5.00%, 7/1/22	1,500	1,755
		93,556

Colorado – 0.9%

Adams Co. 12 Five Star Schools G.O. Unlimited Refunding Bonds, Series B (State Intercept Program), 5.00%, 12/15/19	1,625	1,792

Colorado State Refunding COPS, Series A, UCDHSC Fitzsimons Academic Projects, 5.00%, 11/1/17	1,875	1,920

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (AGC Insured), Prerefunded, 6.00%, 9/1/19 (1)	5,000	5,575
		9,287

Connecticut – 3.2%

Connecticut State G.O. Unlimited Bonds, Series A, GAAP Conversion, 5.00%, 10/15/20	8,000	8,887

Connecticut State G.O. Unlimited Bonds, Series F, 5.00%, 11/15/23	3,900	4,509

Connecticut State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 5/1/17	5,520	5,540

Connecticut State G.O. Unlimited Refunding Bonds, Series G, 5.00%, 11/1/20	3,500	3,892

Connecticut State G.O. Unlimited Refunding Bonds, Series H, 5.00%, 11/15/20	2,500	2,783

Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series 2013 A, Yale University, 1.00%, 7/1/19 (2)	1,175	1,165

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Connecticut – 3.2% – continued

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 9/1/21	$4,425	$5,046

University of Connecticut Revenue Refunding Bonds, Series A, 2.50%, 1/15/18	2,075	2,099
		33,921

Delaware – 0.4%

New Castle County G.O. Unlimited Refunding Bonds, 5.00%, 10/1/18	3,445	3,654

Florida – 3.3%

Clay County Infrastructure Sales Surtax Revenue Bonds (AGC Insured), 5.25%, 10/1/17	4,600	4,690

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/23	3,845	4,554

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/20	5,000	5,579

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/1/17	10,100	10,173

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series E, 5.00%, 6/1/23	4,900	5,804

JEA Electric System Revenue Bonds, Series Three A, 5.00%, 10/1/17	940	959

JEA Electric System Revenue Refunding Bonds, Series A-3, 5.00%, 10/1/19	1,275	1,395

Sarasota County Infrastructure Sales Surtax Revenue Refunding Bonds, 5.00%, 10/1/21	1,000	1,146
		34,300

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Georgia – 2.8%

Atlanta & Fulton County Recreation Authority Revenue Refunding & Park Improvement Bonds, Series A, 5.00%, 12/1/19	$380	$416

Atlanta Water & Wastewater Revenue Refunding Bonds, Series B, 5.00%, 11/1/17	2,245	2,300

Cherokee County School System G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 8/1/20	2,160	2,419

Cherokee County School System G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 8/1/20	1,000	1,120
5.00%, 8/1/21	3,285	3,767

DeKalb County Water & Sewerage Revenue Refunding Bonds, Second Resolution, 5.00%, 10/1/20	1,250	1,401

Forsyth County School District G.O. Unlimited Bonds, 5.00%, 2/1/19	1,000	1,073
5.00%, 2/1/20	1,000	1,108

Fulton County Facilities Corp. COPS, Public Purpose Project, 5.00%, 11/1/18	2,505	2,658

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 6/1/18	5,000	5,232

Henry County School District G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/19	5,270	5,744

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series B, Third Indenture, 5.00%, 7/1/17	750	758

Private Colleges & Emory University Authority Revenue Refunding Bonds, Series B, 5.00%, 10/1/20	1,220	1,373
		29,369

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Hawaii – 2.4%

Hawaii G.O. Unlimited Refunding Bonds, Series EZ, 5.00%, 10/1/23	$8,000	$9,516

Hawaii State G.O. Unlimited Bonds, Series EH, 5.00%, 8/1/19	3,810	4,153

Hawaii State G.O. Unlimited Refunding Bonds, Series EF, 5.00%, 11/1/21	5,000	5,762

Honolulu City & County G.O. Unlimited Refunding Bonds, Series C, 5.00%, 10/1/21	5,000	5,753
		25,184

Idaho – 0.4%

Ada & Canyon Counties Joint School District No. 2 Meridian G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 8/15/17	350	355

Blaine County G.O. Unlimited Bonds, Series A (AGC Insured), Prerefunded, 4.10%, 8/1/17 (1)	695	703

Canyon County School District No. 134 Middleton G.O. Unlimited Refunding Bonds (Idaho Sales Tax Guaranty Insured), 5.00%, 9/15/20	1,045	1,176

Twin Falls County School District No. 411 G.O. Unlimited Refunding Bonds, Series C (Idaho Sales Tax Guaranty Insured), 5.00%, 9/15/17	1,945	1,983
		4,217

Illinois – 2.6%

Cook County Community College District No. 504 Triton G.O. Unlimited Bonds, Alternative Revenue Source, 5.00%, 6/1/22	1,150	1,330

Cook County Community High School District No. 228 Bremen G.O. Limited Bonds, Series B, 5.00%, 12/1/17	1,500	1,541

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Illinois – 2.6% – continued

Cook County School District No. 144 Prairie Hills G.O. Limited Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 12/1/20 (1)	$500	$565

DuPage County Community High School District No. 108 G.O. Unlimited Refunding Bonds, 4.00%, 1/1/19	1,000	1,047

Illinois State Finance Authority Clean Water Initiative Revenue Bonds, 5.00%, 7/1/17	1,025	1,036
5.00%, 7/1/19	5,440	5,905

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series A, 5.00%, 12/1/19	3,500	3,831

Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series B, 5.00%, 12/1/17	3,000	3,082
5.00%, 12/1/18	1,000	1,064

Sangamon County School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 5.00%, 2/1/21	6,260	6,939

Tinley Park G.O. Unlimited Bonds, 4.00%, 12/1/17	470	479
		26,819

Indiana – 0.9%

Crown Point Multi-School Building Corp. First Mortgage Revenue Refunding Bonds (State Intercept Program), 7/15/24 (3)	1,025	1,205

Hamilton South Eastern Consolidated School Building Corp. First Mortgage Revenue Bonds, Series B (AGM Insured State Aid Withholding), Prerefunded, 5.00%, 7/15/17 (1)	700	708

Indiana Finance Authority Water Utility Revenue Bonds, Second Lien, Citizens Energy Group, 2.95%, 10/1/22	1,750	1,829

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Indiana – 0.9% – continued

Indiana State Finance Authority Highway Revenue Refunding Bonds, Series C, 5.00%, 12/1/23	$1,500	$1,789

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series A, 5.00%, 1/1/21	1,490	1,685

Sunman Dearborn Intermediate School Building Corp. First Mortgage Revenue Refunding Bonds (State Intercept Program), 3.00%, 7/15/17	900	906
4.00%, 1/15/18	1,335	1,367
		9,489

Iowa – 0.5%

Cedar Rapids G.O. Unlimited Refunding Bonds, Series A, 4.00%, 6/1/17	4,920	4,947

Kansas – 1.4%

Johnson County Internal Improvement G.O. Unlimited Bonds, Series A, 5.00%, 9/1/21	835	962

Johnson County Unified School District No. 233 G.O. Unlimited Bonds, Series A, 5.00%, 9/1/24	1,000	1,192

Leawood G.O. Unlimited Temporary Notes, Series 1, 2.00%, 9/1/17	10,000	10,049

Wichita G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/18	2,230	2,358
		14,561

Kentucky – 1.1%

Kentucky State Property & Buildings Commission Revenues Refunding Bonds, Series B, Project No. 112 (State Appropriation Insured), 5.00%, 11/1/24	4,400	5,152

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Kentucky – 1.1% – continued

Kentucky State Turnpike Authority Economic Development Road Revenue Bonds, Series A, Revitalization Projects, 5.00%, 7/1/18	$4,500	$4,715

Western Kentucky University General Receipts Revenue Bonds, Series A (NATL Insured), Prerefunded, 4.20%, 9/1/17 (1)	2,000	2,029
		11,896

Louisiana – 0.2%

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series E, Subordinate Lien, Baton Rouge Road, 5.00%, 8/1/20	1,535	1,700

Maryland – 6.1%

Anne Arundel County Consolidated General Improvements G.O. Limited Bonds, 5.00%, 4/1/18	2,915	3,034

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 8/1/19	5,000	5,451

Baltimore County Consolidated Public Improvements G.O. Unlimited Refunding Bonds, 5.00%, 8/1/22	6,410	7,510

Baltimore County Metropolitan District 77th Issue G.O. Unlimited Bonds, 5.00%, 8/1/23	1,395	1,662

Baltimore County Public Improvement G.O. Unlimited Bonds, 5.00%, 2/1/19	5,000	5,362

Baltimore Wastewater Projects Revenue Bonds, Series C, 5.00%, 7/1/21	1,330	1,520

Baltimore Water Project Revenue Bonds, Series A, 5.00%, 7/1/20	1,000	1,117

Charles County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 7/15/17	1,470	1,489
5.00%, 10/1/20	1,935	2,184
5.00%, 10/1/21	2,035	2,353

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Maryland – 6.1% – continued

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Escrowed to Maturity, 4.00%, 8/1/20	$235	$255

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Unrefunded Balance, 4.00%, 8/1/20	4,985	5,427

Howard County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/19	3,735	4,010

Maryland State & Local Facilities G.O. Unlimited Bonds, Second Series A, Prerefunded, 5.00%, 8/15/17 (1)	625	635

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, Second Series, 4.50%, 8/1/20	3,000	3,316

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.00%, 2/1/22	10,000	11,594

Maryland State G.O. Unlimited Bonds, Series A, 5.00%, 3/15/23	5,000	5,919

University System of Maryland Auxiliary Facility & Tuition Revenue Bonds, Series D, 4.00%, 4/1/17	225	225

Washington Consolidated Public Improvement Suburban Sanitary District G.O. Unlimited Bonds, Second Series, 5.00%, 6/1/17	300	302
		63,365

Massachusetts – 0.6%

Boston G.O. Unlimited Bonds, Series A, Prerefunded, 4/1/24 (3)	1,250	1,503

Massachusetts State G.O. Limited Bonds, Series D, Consolidated Loan, 4.00%, 8/1/17	350	354

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Massachusetts – 0.6% – continued

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.00%, 8/1/19	$1,000	$1,090

Massachusetts State School Building Authority Sales TRB, Series A (AMBAC Insured), Escrowed to Maturity, 5.00%, 8/15/17	600	609

Massachusetts State School Building Authority Sales TRB, Series A (AMBAC Insured), Prerefunded, 5.00%, 8/15/17 (1)	400	406

Massachusetts State Water Resources Authority General Revenue Bonds, Series J (AGM Insured), 5.50%, 8/1/20	2,000	2,277
		6,239

Michigan – 1.6%

Allendale Public School District Building & Site G.O. Unlimited Bonds, Series A (AGM Q-SBLF Insured), Prerefunded, 5.25%, 5/1/17 (1)	250	251

Eaton Rapids Public Schools G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/20	800	883

Kentwood Public Schools G.O. Unlimited Refunding Bonds, 4.00%, 5/1/18	2,340	2,413

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.00%, 10/15/17	1,100	1,125

Michigan State Finance Authority Clean Water State Revolving Fund Revenue Refunding Bonds, 5.00%, 10/1/20	2,805	3,157

Michigan State Finance Authority State Revolving Fund Subordinate Revenue Refunding Bonds, 5.00%, 10/1/19	2,755	3,019

Michigan State Finance Authority Unemployment Obligation Assessment Revenue Refunding Bonds, Series B, 5.00%, 7/1/22	375	382

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Michigan – 1.6% – continued

Michigan State Municipal Bond Authority Clean Water Revolving Fund Revenue Bonds, 5.00%, 10/1/19	$1,635	$1,791

Thornapple Kellogg School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/19	325	349

University of Michigan Revenue Refunding Bonds, Series A, 5.00%, 4/1/20	1,350	1,501

Utica Community Schools Building & Site G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/19	1,340	1,440

Western Michigan University General Revenue Refunding Bonds, 5.00%, 11/15/19	850	929
		17,240

Minnesota – 3.9%

Edina Independent School District No. 273 Building G.O. Unlimited Refunding Bonds, Series B (School District Credit Program), 5.00%, 2/1/18	4,310	4,458

Hastings Independent School District No. 200 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/21	1,550	1,752

Hennepin County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 12/1/21	3,000	3,474

Metropolitan Council Minneapolis-Saint Paul Metropolitan Area Wastewater G.O. Unlimited Refunding Bonds, Series E,, 5.00%, 9/1/21	3,350	3,858

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/21	4,000	4,595

Minnesota State Rural Water Finance Authority Public Project Construction Revenue Notes, 2.00%, 10/1/17	4,000	4,020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Minnesota – 3.9% – continued

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 10/1/21	$2,030	$2,341

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F, 5.00%, 10/1/19	10,075	11,035

Olmsted County G.O. Unlimited Bonds, Series A, 4.00%, 2/1/21	1,545	1,695

Park Rapids Independent School District No. 309 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/20	1,410	1,553

Rochester Wastewater G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/1/19	1,475	1,582
		40,363

Missouri – 1.4%

Columbia School District G.O. Unlimited Refunding Bonds, 5.00%, 3/1/26	3,025	3,617

Jackson County Reorganized School District No. 7 Lees Summit G.O. Unlimited Refunding Bonds, 3.00%, 3/1/18	1,365	1,391

Jackson County Special Obligation Revenue Refunding Bonds, Truman Sports Complex Project (State Appropriation City Appropriation Insured), 5.00%, 12/1/21	5,000	5,719

Missouri State Highways & Transit Commission Road Revenue Bonds, Second Lien, Prerefunded, 5.25%, 5/1/17 (1)	590	592

Springfield Public Utility Revenue Refunding Bonds, 5.00%, 8/1/21	3,000	3,442
		14,761

Nebraska – 0.2%

Omaha Public Power District Electric System Revenue Refunding Bonds, Series B, 5.00%, 2/1/19	2,000	2,144

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Nevada – 0.8%

Las Vegas Valley Water District G.O. Limited Refunding Bonds, Series C, 5.00%, 9/15/21	$3,260	$3,745

Nevada State G.O. Limited Bonds, Series A, 5.00%, 8/1/21	2,585	2,964

Washoe County School District G.O. Limited Tax Refunding Bonds, Series A, 4.00%, 6/1/19	1,825	1,935
		8,644

New Hampshire – 0.2%

Portsmouth Capital Improvement Loan G.O. Unlimited Bonds, 5.00%, 6/1/21	1,590	1,820

New Jersey – 2.3%

Elizabeth G.O. Unlimited Bonds, 2.00%, 4/1/17	1,620	1,620

Monmouth County G.O. Unlimited Bonds, 4.00%, 1/15/19	3,515	3,699

New Jersey State EDA Revenue Refunding Bonds, School Facilities Construction, Escrowed to Maturity, 5.00%, 9/1/18	7,775	8,203

New Jersey State EDA Revenue Refunding Bonds, School Facilities Construction, Unrefunded Balance, 5.00%, 9/1/18	1,325	1,375

Somerset County G.O. Unlimited Bonds, 2.00%, 7/15/17	510	512

Union County G.O. Unlimited Bonds, Escrowed to Maturity, 3.00%, 3/1/19	80	83

Union County G.O. Unlimited Bonds, Series B, 2.00%, 3/1/20	500	510

Union County G.O. Unlimited Bonds, Series B, Escrowed to Maturity, 3.00%, 3/1/20	55	58

Union County G.O. Unlimited Bonds, Series B, Unrefunded Balance, 3.00%, 3/1/20	2,932	3,080

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

New Jersey – 2.3% – continued

Union County G.O. Unlimited Bonds, Unrefunded Balance, 3.00%, 3/1/19	$4,235	$4,391

Union County Vocational Technology School G.O. Unlimited Bonds (School Board Resource Fund Insured), 3.00%, 3/1/18	460	469
		24,000

NewMexico – 2.5%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B, 5.00%, 7/1/21	1,675	1,922

Albuquerque General Purpose G.O. Unlimited Bonds, Series A, 4.00%, 7/1/17	5,050	5,090

New Mexico State Finance Authority Revenue Refunding Bonds, Series E, 5.00%, 6/1/20	2,845	3,169

New Mexico State Severance Tax Revenue Refunding Bonds, Series D, 5.00%, 7/1/17	10,000	10,107

New Mexico State University Revenue Refunding & Improvement Bonds, Series B, 5.00%, 4/1/18	2,615	2,722
5.00%, 4/1/19	2,710	2,919
		25,929

New York – 4.0%

Long Beach City School District G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 5/1/18	4,015	4,106

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.00%, 11/15/17	2,235	2,293

Metropolitan Transportation Authority Revenue Bonds, Subseries A-1, 5.00%, 11/15/18	3,540	3,764

Monroe County Industrial Development Agency School Facilities Revenue Bonds, Rochester Schools Modernization (State Aid Withholding), 5.00%, 5/1/17	705	708

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

New York – 4.0% – continued
5.00%, 5/1/18	$1,000	$1,044

New York G.O. Unlimited Bonds, Series G, 5.00%, 8/1/17	800	811
5.00%, 8/1/19	5,000	5,439

New York G.O. Unlimited Bonds, Subseries 1, Escrowed to Maturity, 5.00%, 8/1/17	35	36

New York G.O. Unlimited Bonds, Subseries 1, Unrefunded Balance, 5.00%, 8/1/17	305	309

New York G.O. Unlimited Bonds, Subseries G-1, 5.00%, 4/1/21	1,475	1,674

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, School Districts Financing Program (AGC State Aid Withholding), 5.00%, 10/1/17	2,880	2,940

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Bonds, Series A, 5.00%, 2/15/21	4,650	5,281

New York State Environmental Facilities Corp. Clean & Drinking Water Subordinated Revenue Refunding Bonds, New York City Municipal Water Finance Authority Projects, 6/15/24 (3)	1,525	1,833

New York State Urban Development Corp. Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/24	3,000	3,566

New York State Urban Development Corp. Personal Income TRB, Series D, 5.00%, 3/15/20	2,850	3,159

New York State Urban Development Corp. Personal Income TRB, Series E, 5.00%, 3/15/21	4,750	5,406
		42,369

North Carolina – 1.1%

Forsyth County G.O. Unlimited Bonds, 5.00%, 5/1/20	890	992

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

North Carolina – 1.1% – continued

Mecklenburg County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/1/19	$3,410	$3,727

New Hanover County Community College G.O. Unlimited Bonds, Series A, 5.00%, 6/1/17	1,500	1,511

Wake County G.O. Unlimited School Bonds, Series A, 5.00%, 2/1/18	5,100	5,275
		11,505

Ohio – 2.7%

Columbus G.O. Unlimited Bonds, Series A, 2.00%, 8/15/20	1,375	1,408

Columbus G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 7/1/19	5,000	5,435

Columbus Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/15/19	2,550	2,782

Cuyahoga County Sales Tax Revenue Refunding Bonds, 5.00%, 12/1/21	1,115	1,288

Gallia County Local School Improvement District G.O. Unlimited Refunding Bonds (School District Credit Program), 5.00%, 11/1/20	750	841

Hamilton City School District Various Purpose G.O. Unlimited Refunding Bonds (School District Credit Program), 5.00%, 12/1/20	1,770	1,987

Hamilton County Sales Tax Revenue Refunding Bonds, Series A, 3.00%, 12/1/17	3,000	3,043

Hamilton County Sewer System Revenue Refunding Bonds, Series A, 5.00%, 12/1/17	1,150	1,182

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 6/15/19	5,000	5,425

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/17	380	387

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Ohio – 2.7% – continued
5.00%, 9/15/21	$2,350	$2,705

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 6/1/19	2,000	2,171
		28,654

Oklahoma – 0.5%

Tulsa G.O. Unlimited Refunding Bonds, Series A, 5.00%, 5/1/17	5,000	5,018

Oregon – 2.8%

Clackamas County G.O. Unlimited Bonds, Series B, 5.00%, 6/1/25	1,425	1,724

Clackamas County School District No. 12 North Clackamas Convertible Deferred Interest G.O. Unlimited Bonds, Series B (AGM Insured School Board Guaranty Program), Prerefunded, 5.00%, 6/15/17 (4)	1,100	1,110

Clackamas County School District No. 12 North Clackamas G.O. Unlimited Bonds, Series A (AGM Insured School Board Guaranty Program), Prerefunded, 4.75%, 6/15/17 (1)	1,400	1,412

Deschutes County Admin School District No. 1 G.O. Unlimited Bonds (NATL Insured), Prerefunded, 5.00%, 6/15/17 (1)	150	151

Klamath Falls City Schools G.O. Unlimited Bonds, Series A (School Board Guaranty Program), 5.00%, 6/15/21	1,925	2,195

Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow G.O. Unlimited Bonds, Series B (School Board Guaranty Program), 5.00%, 6/15/24	3,915	4,662

Oregon State Board Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/17	2,380	2,414

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Oregon – 2.8% – continued

Oregon State Department of Administrative Services Lottery Revenue Refunding Bonds, Series C, 5.00%, 4/1/22	$2,000	$2,326

Oregon State G.O. Unlimited Bonds, Series L, 5.00%, 11/1/20	1,740	1,963
5.00%, 11/1/21	905	1,044

Oregon State University System G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/20	2,020	2,264

Portland G.O. Unlimited Bonds, Series A, Public Safety Project, 5.00%, 6/15/22	1,165	1,364

Tri-County Metropolitan Transportation District Payroll Tax & Grant Receipt Revenue Bonds, 4.00%, 11/1/17	4,440	4,497

Tualatin Hills Park & Recreation District G.O. Unlimited Refunding Bonds, 5.00%, 6/1/20	1,665	1,858
		28,984

Pennsylvania – 0.6%

Bethlehem Area School District G.O. Limited Refunding Bonds, Series A (AGM Insured State Aid Withholding), 5.00%, 2/1/23	1,055	1,213

Hempfield School District Lancaster County G.O. Unlimited Bonds, Series A (State Aid Withholding), 3.00%, 10/15/18	300	308

Pennsylvania State G.O. Unlimited Bonds, Second Series A, Prerefunded, 5.00%, 8/1/17 (1)	150	152

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series A, University of Pennsylvania, Escrowed to Maturity, 5.00%, 9/1/17	5,000	5,090
		6,763

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Rhode Island – 0.0%

Rhode Island State Turnpike & Bridge Authority Motor Fuel Tax Revenue Refunding Bonds, Series A, 5.00%, 10/1/17	$250	$255

South Carolina – 1.8%

Clover School District No. 2 G.O. Unlimited Refunding Bonds (SCSDE Insured), 5.00%, 3/1/22	1,820	2,107

Horry County School District G.O. Unlimited Refunding Bonds (SCSDE Insured), 5.00%, 3/1/18	5,705	5,923

Lexington County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (SCSDE Insured), 5.00%, 3/1/19	2,120	2,281

Richland County School District No. 1 G.O. Unlimited Refunding Bonds, Series C (SCSDE Insured), 5.00%, 3/1/21	2,000	2,273

Spartanburg County School District No. 1 G.O. Unlimited Refunding Bonds, Series D (SCSDE Insured), 5.00%, 3/1/20	2,040	2,256
5.00%, 3/1/21	2,300	2,606

York County School District No. 1 G.O. Unlimited Bonds, Series A (SCSDE Insured), Prerefunded, 5.25%, 3/1/19 (1)	1,330	1,435
		18,881

Tennessee – 0.9%

Clarksville Electric System Revenue Bonds (XLCA Insured), Prerefunded, 5.00%, 9/1/17 (1)	3,000	3,053

Metropolitan Government of Nashville & Davidson County Electric System Revenue Refunding Bonds, Series A, 5.00%, 5/15/22	2,455	2,855

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding Bonds, Series C, Prerefunded, 5.00%, 5/15/17 (1)	215	216

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Tennessee – 0.9% – continued

Tennessee State School Bond Authority Revenue Refunding Bonds, Higher Educational Facilities Second Program (State Intercept Program), 5.00%, 11/1/21	$2,125	$2,449

Williamson County District School G.O. Unlimited Bonds, Series A, 5.00%, 4/1/20	1,000	1,111
		9,684

Texas – 3.5%

Bexar County G.O. Limited Bonds, Certificates of Obligation, Prerefunded, 5.25%, 6/15/17 (1)	250	252

Brownsville G.O. Limited Refunding Bonds, 4.00%, 2/15/18	150	154

Dallas Waterworks & Sewer System Revenue Refunding Bonds, Series A, 5.00%, 10/1/22	1,125	1,314

Eagle Mountain & Saginaw Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 2.00%, 8/1/19 (2)	2,500	2,538

Houston Independent School District G.O. Limited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/23	2,500	2,941

Irving G.O. Limited Refunding & Improvement Bonds, 5.50%, 9/15/17	2,000	2,043

Lamar Consolidated Independent Schoolhouse District Variable G.O. Unlimited Bonds, Series A (PSF-Gtd.), 1.05%, 8/15/18 (2)	3,500	3,499

Laredo G.O. Limited Refunding Bonds, 5.00%, 2/15/23	3,595	4,201

Northside Texas Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 2.13%, 8/1/20 (2)	2,300	2,305

Northside Texas Independent School District Building G.O. Unlimited Refunding Bonds (PSF-Gtd.), Prerefunded, 5.00%, 8/15/17 (1)	350	355

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Texas – 3.5% – continued

Northside Texas Independent School District Building G.O. Unlimited Refunding Bonds, Unrefunded Balance (PSF-Gtd.), 5.00%, 8/15/18	$300	$305

Plano Independent School District School Building G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/23	5,000	5,892

Richardson G.O. Limited Refunding Bonds, 4.00%, 2/15/18	1,000	1,027

San Antonio Water System Variable Revenue Refunding Bonds, 5.00%, 5/15/17	100	101

Texas State A&M University Financing System Revenue Bonds, Series D, 5.00%, 5/15/17	345	347

Texas State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/17	1,500	1,531

Texas State PFA G.O. Unlimited Bonds, Prerefunded, 5.00%, 10/1/17 (1)	500	511

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/18	3,620	3,837

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series B, First Tier, Prerefunded, 5.00%, 4/1/17 (1)	2,790	2,790

West Harris County Regional Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 12/15/21	500	574
		36,517

Utah – 1.1%

Box Elder County School District G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 7/15/23	1,000	1,181

Davis County School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty Program), 5.00%, 6/1/18	7,540	7,898

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Utah – 1.1% – continued

Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series A, Prerefunded, 5.00%, 10/1/19 (1)	$425	$465

Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series A, Unrefunded Balance, 5.00%, 10/1/27	45	49
5.00%, 10/1/28	30	33

Riverton City Franchise Sales TRB (AMBAC Insured), Prerefunded, 5.00%, 6/1/17 (1)	300	302

Tooele County School District G.O. Unlimited Refunding Bonds, Series B (School Board Guaranty Program), 5.00%, 6/1/19	1,675	1,815
		11,743

Virginia – 9.4%

Arlington County G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 2/15/18	255	264
5.00%, 2/15/19	3,305	3,549

Fairfax County EDA Lease Revenue Refunding Bonds, Joint Public Uses Complex Project, 5.00%, 5/15/20	6,620	7,358
5.00%, 5/15/21	6,945	7,909

Loudoun County G.O. Unlimited Bonds, Series B, 5.00%, 11/1/17	10,000	10,246

Loudoun County Public Improvement G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 4.00%, 12/1/17	1,010	1,032

Lynchburg Public Improvement G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 6/1/18	2,990	3,134

Norfolk G.O. Unlimited Refunding Bonds, Series B, 5.00%, 10/1/25	1,275	1,546

Norfolk G.O. Unlimited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/22	4,100	4,788

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Virginia – 9.4% – continued

Virginia State College Building Authority Educational Facilities Public Higher Education Revenue Refunding Bonds, Series B (State Intercept Program), 5.00%, 9/1/23	$4,290	$5,091

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series D, 21st Century College (State Intercept Program), 5.00%, 2/1/23	1,285	1,512

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 5.00%, 5/15/18	3,465	3,626
5.00%, 5/15/20	8,170	9,116

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects (State Appropriation Insured), 5.00%, 5/15/17	2,725	2,739

Virginia State Public Building Authority Public Facilities Revenue Bonds, Series A, 5.00%, 8/1/22	3,505	4,097

Virginia State Public School Authority School Financing Revenue Bonds, Series C (State Aid Withholding), 5.00%, 8/1/21	1,260	1,446

Virginia State Public School Authority School Financing Revenue Refunding Bonds (State Aid Withholding), 5.00%, 8/1/23	10,000	11,864

Virginia State Public School Authority School Financing Revenue Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/19	10,000	10,893

Virginia State Resources Authority Clean Water Revolving Fund Revenue Refunding Bonds, 5.00%, 10/1/20	3,500	3,942

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Virginia – 9.4% – continued

Virginia State Resources Authority Clean Water State Revolving Fund Revenue Bonds, Subordinate Series, Prerefunded, 5.00%, 10/1/17 (1)	$1,750	$1,787

Virginia State Resources Authority Infrastructure Revenue Bonds, Series A, Pooled Financing, 5.00%, 11/1/20	1,930	2,176
		98,115

Washington – 5.7%

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Columbia (NATL Insured), 5.25%, 7/1/17	795	804

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 7/1/17	1,030	1,041
5.00%, 7/1/18	10,000	10,506

King & Snohomish Counties School District No. 417 Northshore G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 4.00%, 12/1/18	2,500	2,623
5.00%, 12/1/20	2,000	2,256

King County G.O. Limited Refunding Bonds, Series E, 4.00%, 12/1/17	500	511

Lewis County Public Utility District No. 1 Cowlitz Falls Hydroelectric Project Revenue Refunding Bonds, 5.00%, 10/1/17	600	612

Seattle City Water System Revenue Refunding & Improvement Bonds, 5.00%, 5/1/22	3,340	3,885

Snohomish County School District No. 15 Edmonds G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/21	750	862

Snohomish County School District No. 332 Granite Falls G.O. Unlimited Refunding Bonds, Series A (School Board Guaranty Program), 4.00%, 12/1/19	1,000	1,067

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Washington – 5.7% – continued

University of Washington Revenue Refunding Bonds, Series B, 5.00%, 6/1/21	$1,400	$1,600

Washington Federal Highway Grant Anticipation Revenue Bonds, Series C, Senior 520 Corridor Program, 5.00%, 9/1/18	4,750	5,016

Washington State G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 7/1/17 (1)	110	111

Washington State G.O. Unlimited Refunding Bonds, Series R-2011-A, 5.00%, 1/1/18	5,200	5,361

Washington State G.O. Unlimited Refunding Bonds, Series R-2015-C, 5.00%, 7/1/20	6,000	6,706

Washington State Various Purpose G.O. Unlimited Bonds, Series D, 5.00%, 2/1/21	9,795	11,106

Washington State Various Purpose G.O. Unlimited Bonds, Series F, Prerefunded, 4.50%, 7/1/17 (1)	150	152

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2015, 5.00%, 7/1/21	3,000	3,437

Whatcom County School District No. 501 Bellingham G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/20	2,170	2,443
		60,099

Wisconsin – 0.2%

Central Brown County Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 11/1/20	200	224

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 85.5% – continued

Wisconsin – 0.2% – continued

PMA Levy & Aid Program Revenue Notes, Series A, 2.00%, 10/20/17	$1,400	$1,407

Wisconsin State G.O. Unlimited Bonds, Series C, 4.00%, 5/1/17	275	276
		1,907
Total Municipal Bonds
(Cost $885,885)		895,048

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 9.3%

Northern Institutional Funds – Municipal Portfolio, 0.65% (5)(6)	25,000,000	$25,000

Northern Institutional Funds – U.S. Government Portfolio, 0.50% (5)(6)	72,902,058	72,902
Total Investment Companies
(Cost $97,902)		97,902

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 4.0%

Alvin Independent Schoolhouse District G.O. Unlimited Bonds, Series B (PSF-Gtd.), 3.00%, 8/14/17 (2)	$5,000	$5,035

Colorado State General Fund TRANS, Series A, 2.00%, 6/27/17	5,375	5,391

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Yale University, 0.80%, 7/26/17 (2)	2,000	1,999

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-2 (PSF-Gtd.), 3.00%, 8/15/17 (2)	1,750	1,764

Florida State Board of Education Lottery Revenue Refunding Bonds, Series C, 5.00%, 7/1/17	1,615	1,632

Indiana University Revenue Refunding Bonds, Series X, 3.00%, 8/1/17	220	222

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 4.0% – continued

Massachusetts State G.O. Limited Bonds, Series 7, Consolidated Loan, 4.00%, 7/1/17	$1,105	$1,114

Massachusetts State G.O. Limited RANS, Series C, 2.00%, 6/26/17	10,000	10,028

Menomonee Falls School District School Improvement G.O. Unlimited Bonds, 2.00%, 4/1/17	2,325	2,325

Nevada State Special Revenue Bonds, Unemployment Compensation Fund, 5.00%, 6/1/17	200	201

New York G.O. Unlimited Bonds, Series C, Subseries C-A, 5.00%, 8/1/17	200	203

Peoria Variable G.O. Unlimited Refunding Bonds, Series A, 1.25%, 4/7/17 (2)	5,000	5,000

Revere Local School District Facilities Improvement G.O. Unlimited Bonds, Series A, 12/1/17 (3)	1,000	1,007

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 4.00%, 8/1/17	1,500	1,518

Rhode Island State Health & Educational Building Corp. Higher Education Facility Revenue Refunding Bonds, Series A, University of Rhode Island (State Appropriation Insured), 5.00%, 9/15/17	250	255

San Mateo Foster City School District G.O. Unlimited Bonds, Series A, Election of 2015, 2.00%, 8/1/17	800	803

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 4.0% – continued

University of Minnesota Revenue Bonds, Series A, 3.00%, 4/1/17	$1,000	$1,000

Wichita Water & Sewer Utility Revenue Refunding Bonds, Series A, 5.00%, 10/1/17	2,000	2,042
Total Short-Term Investments
(Cost $41,540)		41,539

Total Investments – 98.8%
(Cost $1,025,327)		1,034,489

Other Assets less Liabilities – 1.2%		12,761
NET ASSETS – 100.0%		$1,047,250

(1)	Maturity date represents the prerefunded date.
(2)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the puttable date.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(4)	Step coupon bond. Rate as of March 31, 2017 is disclosed. Maturity date represents the prerefunded date.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	23.1%
AA	58.5
A	5.2
A1+ (Short Term)	0.7
A1 (Short Term)	1.1
BBB	0.1
Not Rated	1.8
Cash Equivalents	9.5

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	9.5%
General	14.2
General Obligations	37.2
School District	17.0
Water	6.8
All other sectors less than 5%	15.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$895,048	$–	$895,048
Investment Companies	97,902	–	–	97,902
Short-Term Investments	–	41,539	–	41,539
Total Investments	$97,902	$936,587	$–	$1,034,489

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

BAM – Build America Mutual

COPS – Certificates of Participation

EDA – Economic Development Authority

G.O. – General Obligation

Gtd. – Guaranteed

NATL – National Public Finance Guarantee Corporation

PFA – Public Finance Authority

PSF – Permanent School Fund

Q-SBLF – Qualified School Bond Loan Fund

RANS – Revenue Anticipation Notes

SCSDE – South Carolina School District Enhancement

TRANS – Tax Revenue Anticipation Notes

TRB – Tax Revenue Bonds

XLCA – XL Capital Assurance

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7%

Alabama – 0.1%

Birmingham Convertible G.O. Unlimited CABS, Series A, 5.00%, 3/1/27 (1)	$1,000	$1,148

Arizona – 2.0%

Arizona State Transportation Board Highway Revenue Bonds, Series B, Prerefunded, 5.00%, 7/1/18 (2)	5,000	5,251

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	5,000	5,616

Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/1/36	6,815	7,758
5.00%, 1/1/38	1,000	1,159

Student & Academic Services LLC Lease Revenue Bonds, Northern Arizona Capital Facilities (BAM Insured), 5.00%, 6/1/44	2,000	2,209
		21,993

California – 18.1%

Brentwood Infrastructure Financing Authority Water Revenue Bonds, Prerefunded, 5.75%, 7/1/18 (2)	1,500	1,590

Butte-Glenn Community College District G.O. Unlimited Bonds, Series A, Election of 2016, 8/1/42 (3)	2,000	1,965

California State Department of Water Resources Central Valley Project Water System Variable Revenue Bonds, Series AU, 1.53%, 9/1/17 (4)	5,000	5,000

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	75	75

California State G.O. Unlimited Refunding Bonds, 5.00%, 3/1/27	1,500	1,777
5.25%, 8/1/31	5,000	5,913
5.00%, 8/1/34	10,000	11,393
6.25%, 11/1/34	2,830	3,195

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

California – 18.1% – continued

California State G.O. Unlimited Refunding Bonds, Bid Group C, 5.00%, 8/1/30	$2,525	$2,962

California State Health Facilities Financing Authority Revenue Bonds, Series A, Sutter Health, 5.00%, 11/15/46	5,000	5,507

California State Health Facilities Financing Authority Revenue Refunding Bonds, Series B, Cedars Sinai Medical Center, 5.00%, 8/15/31	3,955	4,593

California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Sanford Consortium Project, 4.00%, 5/15/40	1,000	1,011

California State University Systemwide Revenue Refunding Bonds, Series A, 4.00%, 11/1/34	2,000	2,101

California Statewide Communities Development Authority Student Housing Revenue Refunding Bonds, Chf-Irvine LLC, 5.00%, 5/15/32	1,000	1,105

Carlsbad Unified School District G.O. Unlimited Convertible Bonds, Series B, Election of 2006, 1.78%, 5/1/34 (1)	2,500	2,663

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), Prerefunded, 5.00%, 8/1/17 (2)	1,500	1,522

Desert Community College District G.O. Unlimited CABS, Series C, Election of 2004 (AGM Insured), 0.00%, 8/1/46 (5)	12,000	2,473

El Camino Hospital District G.O. Unlimited CABS (NATL Insured), 0.00%, 8/1/26 (5)	1,500	1,129

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL Insured), 6.00%, 5/15/17	1,155	1,162

Los Angeles Community College District G.O. Unlimited Bonds, Series I, 4.00%, 8/1/35	2,000	2,112

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

California – 18.1% – continued

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/29	$4,350	$5,127
5.00%, 8/1/31	12,450	14,505

Los Angeles County G.O. Unlimited TRANS, 3.00%, 6/30/17	5,500	5,532

Los Angeles County Metropolitan Transportation Authority Sales TRB, Series A, 5.00%, 7/1/38	2,115	2,470

Los Angeles Department of Airports Subordinate Revenue Bonds, Los Angeles International Airport (AMT), 5.00%, 5/15/41	1,250	1,393

Los Angeles Department of Water & Power System Revenue Bonds, Series E, 5.00%, 7/1/35	2,750	3,142

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	3,000	3,027

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Series A, 5.00%, 7/1/31	1,445	1,673

Los Angeles G.O. Unlimited TRANS, Series B, 3.00%, 6/29/17	5,000	5,025

Los Angeles Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.00%, 7/1/17	4,895	4,947

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, 5.00%, 1/1/34	1,000	1,083

Metropolitan Water District of Southern California State Revenue Bonds, Series A, 5.00%, 7/1/32	6,105	6,168

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	7,020	7,590

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

California – 18.1% – continued

Oakland Unified School District Alameda County G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/28	$1,000	$1,191

Orange County Sanitation District Wastewater Revenue Refunding, Series A, 5.00%, 2/1/36	3,000	3,480

Orange County Water District Revenue Refunding Bonds, Series A, 4.00%, 8/15/41	4,000	4,159

Rancho Water District Financing Authority Revenue Bonds, Series A, 4.00%, 8/1/41	2,500	2,591

Sacramento Area Flood Control Agency Special Assessment Refunding Bonds, Consolidated Capital Assessment District, 5.00%, 10/1/32	3,735	4,349
5.00%, 10/1/41	2,000	2,275

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,280	1,418

San Diego County Regional Transportation Commission Revenue Bonds, Series A, 5.00%, 4/1/36	1,045	1,211

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Series A, 5.00%, 5/15/27	2,690	3,288

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19 (2)	5,000	5,389

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series A, 2.95%, 4/1/26 (4)	2,500	2,562

San Francisco Bay Area Toll Bridge Authority Revenue Refunding Bonds, Series B, 2.85%, 4/1/25 (4)	5,000	5,131

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	5,000	5,402

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

California – 18.1% – continued

San Jose Unified School District Santa Clara County G.O. Unlimited CABS, Series C, Election of 2002 (NATL Insured), 0.00%, 8/1/30 (5)	$2,500	$1,641

San Mateo County Community College District G.O. Unlimited CABS, Series B, Election of 2005 (NATL Insured), 0.00%, 9/1/32 (5)	6,680	3,836
0.00%, 9/1/35 (5)	5,000	2,500

Santa Cruz County G.O. Unlimited TRANS, 3.00%, 6/29/17	7,750	7,791

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, Prerefunded, 6.00%, 7/1/21 (2)	1,100	1,308

Solano County Community College District G.O. Unlimited Bonds, Series A, Election of 2012, 1.44%, 8/1/41 (1)	3,200	2,623

University of California General Revenue Bonds, Series Q, Prerefunded, 5.25%, 5/15/17 (2)	2,500	2,539

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18 (2)	7,000	7,424

West Valley-Mission Community College District G.O. Unlimited Bonds, Series A, Election of 2012, 5.00%, 8/1/24	1,615	1,894
		194,932

Colorado – 2.5%

Adams County School District No. 1 G.O. Unlimited Bonds, Mapleton Public Schools (State Aid Withholding), 5.25%, 12/1/40	5,000	5,842

Cherry Creek School District No. 5 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/15/32	2,000	2,338

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Colorado – 2.5% – continued

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/29	$3,000	$3,300
5.25%, 11/15/36	5,000	5,463

Denver City & County Dedicated Tax Revenue Refunding & Improvement Bonds, Series A, 5.00%, 8/1/42	1,500	1,704

Denver City & County School District No. 1 G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 12/1/38	2,000	2,301

El Paso County School District No. 12 Cheyenne Mountain G.O. Unlimited Bonds (State Aid Withholding), 5.25%, 9/15/38	5,000	5,754
		26,702

Connecticut – 0.6%

Connecticut State Higher Education Supplemental Loan Authority Revenue Refunding Bonds, Series A (AMT), Senior Family Education Loan Program (NATL Insured), 4.75%, 11/15/18	505	506

Connecticut State Special Tax Obligation Revenue Bonds, Series A, 5.00%, 8/1/34	3,000	3,332

South Central Regional Water Authority Water System Revenue Refunding Bonds, 32nd Series B, 5.00%, 8/1/38	2,000	2,262
		6,100

District of Columbia – 2.9%

District of Columbia University Revenue Bonds, Series D, Georgetown University (BHAC-CR Insured), Prerefunded, 5.50%, 10/1/18 (2)	1,010	1,077

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, Prerefunded, 5.50%, 10/1/18 (2)	20,000	21,338

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

District Of Columbia – 2.9% – continued

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series B, Subordinate Lien, 5.00%, 10/1/36	$5,000	$5,709

District of Columbia Water & Sewer Authority Public Utility Subordinate Revenue Bonds, Series A, Green Bonds, 5.00%, 10/1/45	2,500	2,821
		30,945

Florida – 7.7%

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/43	5,000	5,654

Broward County Airport System Revenue Refunding Bonds, Series O, 5.38%, 10/1/29	510	558

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,235	1,389
5.00%, 9/1/25	1,000	1,120

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,746

Central Florida Expressway Authority Revenue Refunding Bonds, Series B, Senior Lien, 4.00%, 7/1/36	5,000	5,124

Florida State Department of Transportation G.O. Unlimited Bonds, Right of Way, 5.25%, 7/1/37	10,000	10,214

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, Prerefunded, 6.25%, 10/1/19 (2)	3,000	3,372

Hillsborough County Aviation Authority Customer Facilities Charge Revenue Bonds, Series A, Tampa International Airport, 5.00%, 10/1/44	2,500	2,716

Miami-Dade County Aviation Revenue Bonds, Miami International, Prerefunded, 5.50%, 10/1/20 (2)	605	691

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Florida – 7.7% – continued

Miami-Dade County Aviation Revenue Bonds, Miami International, Unrefunded Balance, 5.50%, 10/1/29	$1,895	$2,141

Miami-Dade County Aviation Revenue Refunding Bonds, 5.00%, 10/1/41	450	502

Miami-Dade County Aviation Revenue Refunding Bonds (AMT), 5.00%, 10/1/27	2,000	2,270

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/38	5,000	5,486

Miami-Dade County Expressway Authority Toll System Revenue Bonds, Series A, 5.00%, 7/1/39	4,025	4,474

Miami-Dade County School District G.O. Unlimited, 5.00%, 3/15/41	2,500	2,813
5.00%, 3/15/46	5,000	5,597

Miami-Dade County Transit System Sales Surtax Revenue Bonds, 5.00%, 7/1/42	10,000	10,989

Orlando Utilities Commission Revenue Refunding Bonds, Subseries D, Escrowed to Maturity, 6.75%, 10/1/17	1,340	1,376

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Prerefunded, 5.00%, 10/1/21 (2)	75	86

Palm Beach County Solid Waste Authority Revenue Refunding Bonds, Unrefunded Balance, 5.00%, 10/1/31	4,925	5,552

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Bonds, 5.00%, 10/1/38	5,000	5,694

Tampa Bay Water Regional Water Supply Authority Utility System Revenue Refunding Bonds, Series A, 5.00%, 10/1/36	1,750	2,023
		82,587

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Georgia – 2.7%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, Prerefunded, 5.50%, 1/1/19 (2)	$7,500	$8,076

Georgia State G.O. Unlimited Bonds, Series A, Tranche 2, 5.00%, 2/1/27	3,075	3,750
5.00%, 2/1/28	1,170	1,418

Georgia State G.O. Unlimited Refunding Bonds, Series C-1, 5.00%, 1/1/24	1,500	1,796
4.00%, 1/1/25	1,695	1,925

Georgia State G.O. Unlimited Refunding Bonds, Series F, 5.00%, 12/1/28	5,160	6,319

Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3 & 4 Project, 5.00%, 7/1/60	2,500	2,692
5.50%, 7/1/60	2,500	2,799
		28,775

Hawaii – 1.1%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	4,000	4,461

Honolulu City & County G.O. Unlimited Bonds, Series A, 5.00%, 10/1/36	1,000	1,142

Honolulu City & County G.O. Unlimited Bonds, Series D, Prerefunded, 5.25%, 9/1/19 (2)	1,000	1,097

University of Hawaii Revenue Bonds, Series A, 5.25%, 10/1/34	5,000	5,431
		12,131

Illinois – 7.0%

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,756

Chicago Midway Airport Revenue Refunding Bonds, Series B, 5.00%, 1/1/41	3,500	3,879

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Illinois – 7.0% – continued

Chicago O’Hare International Airport General Revenue Refunding Bonds, Series B, Senior Lien, 5.00%, 1/1/41	$2,500	$2,763

Chicago O’Hare International Airport Revenue Bonds, Series D, Senior Lien, 5.00%, 1/1/47	5,000	5,532

Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, Passenger Facilities Charge, 5.00%, 1/1/23	2,000	2,258

Chicago O’Hare International Airport Revenue Refunding Bonds, Series B, 5.00%, 1/1/29	1,500	1,710

Cook County Community College District No. 504 Triton G.O. Unlimited Bonds, Alternative Revenue Source, 5.00%, 6/1/35	5,000	5,655

Illinois State Finance Authority Revenue Bonds, Northwestern University, 5.00%, 12/1/28	1,500	1,831

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,711

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, Prerefunded, 6.00%, 3/1/19 (2)	4,850	5,300

Illinois State Finance Authority Revenue Bonds, Series A, DePaul University, Prerefunded, 6.13%, 4/1/21 (2)	5,000	5,890

Illinois State Municipal Electric Agency Power Supply Revenue Refunding Bonds, Series A, 4.00%, 2/1/33	4,750	4,868

Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.00%, 1/1/40	2,000	2,201

Illinois State Toll Highway Authority Revenue Bonds, Series B (BHAC-CR Insured), Prerefunded, 5.50%, 1/1/18 (2)	5,000	5,173

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Illinois – 7.0% – continued

Illinois State Toll Highway Authority Revenue Bonds, Series B, Prerefunded, 5.50%, 1/1/18 (2)	$10,500	$10,863

Regional Transportation Authority Revenue Bonds, Series A (AGM Insured), 5.75%, 6/1/34	3,400	4,304

Springfield Water Revenue Bonds, 5.50%, 3/1/32	2,300	2,387

Will County G.O. Unlimited Bonds, 4.00%, 11/15/36	2,905	2,967

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,788
		75,836

Indiana – 0.6%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/38	3,150	3,550

Indianapolis Gas Utility Revenue Refunding Bonds, Series B (NATL Insured), 3.50%, 6/1/18	3,280	3,372
		6,922

Kansas – 0.5%

Kansas State Department of Transportation Highway Revenue Bonds, 5.00%, 9/1/35	5,000	5,755

Kentucky – 0.8%

Kentucky State Property & Building Commission Revenue Bonds, Project No. 115, 5.00%, 4/1/30	2,500	2,879

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Kentucky – 0.8% – continued

Kentucky State Property & Buildings Commission Revenues Refunding Bonds, Series B, Project No. 112 (State Appropriation Insured), 5.00%, 11/1/28	$2,500	$2,897

Louisville & Jefferson County Metropolitan Sewer District & Drain System Revenue Bonds, Series A, 5.00%, 5/15/34	2,000	2,246
		8,022

Louisiana – 1.0%

East Baton Rouge Parish Sewer Commission Revenue Bonds, Series A, Prerefunded, 5.25%, 2/1/19 (2)	5,000	5,382

Shreveport Water & Sewer Revenue Bonds, Series B (BAM Insured), 5.00%, 12/1/41	5,000	5,541
		10,923

Maryland – 0.6%

Maryland State G.O. Unlimited Bonds, First Series, 4.00%, 6/1/28	1,915	2,114

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 4.00%, 7/1/31	2,500	2,632

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/1/26	1,000	1,205
		5,951

Massachusetts – 3.7%

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series B, 5.25%, 7/1/33	1,900	2,385

Massachusetts State College Building Authority, Revenue Bonds, Series B, Green Bonds (State Intercept Program), 5.00%, 5/1/39	1,000	1,120

Massachusetts State G.O. Limited Refunding Bonds, Series A, 5.00%, 7/1/30	6,000	7,029

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Massachusetts – 3.7% – continued

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Massachusetts Institute of Technology, Prerefunded, 5.00%, 7/1/17 (2)	$5,000	$5,053

Massachusetts State Housing Finance Agency Revenue Bonds, Series H, 4.40%, 12/1/46	1,000	1,023

Massachusetts State Port Authority Revenue Bonds, Series A, 5.00%, 7/1/40	2,725	3,097

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 14, State Revolving Fund, Prerefunded, 5.00%, 8/1/19 (2)	10,000	10,885

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries A, MWRA Program, 6.00%, 8/1/19	3,000	3,337

University of Massachusetts Building Authority Project Revenue Bonds, Senior Series 1, 5.00%, 11/1/44	5,000	5,573
		39,502

Michigan – 3.1%

Grand Rapids Public Schools Building & Site G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 5/1/25	1,000	1,183

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I, 5.00%, 4/15/38	2,000	2,212

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.50%, 10/15/45	2,565	2,885

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.38%, 10/15/36	5,000	5,613

Michigan State Building Authority Revenue Refunding Bonds, Series I, 5.00%, 4/15/36	1,000	1,122

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Michigan – 3.1% – continued

Michigan State Finance Authority Revenue Refunding Bonds, Series H-1, 5.00%, 10/1/39	$3,200	$3,510

Oakland University Revenue Bonds, 5.00%, 3/1/41	4,000	4,433
5.00%, 3/1/47	3,500	3,862

University of Michigan Revenue Refunding Bonds, 4.00%, 4/1/34	1,000	1,053

University of Michigan Revenue Refunding Bonds, Series A, 5.00%, 4/1/35	2,000	2,330

Wayne County Airport Authority Revenue Bonds, Series D, 5.00%, 12/1/45	2,000	2,171

Wayne County Airport Authority Revenue Refunding Bonds, Series G, 5.00%, 12/1/34	2,625	2,884
		33,258

Minnesota – 0.5%

Minneapolis Special School District No. 1 G.O. Unlimited Bonds, Series B, Long-Term Facilities Maintenance (School District Credit Program), 5.00%, 2/1/28	275	333

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 8/1/17	5,000	5,071
		5,404

Mississippi – 0.2%

Mississippi State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 12/1/34	1,980	2,308

Mississippi State Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	10	10
		2,318

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Missouri – 0.3%

Metropolitan Saint Louis Sewer District Wastewater System Revenue Refunding & Improvement Bonds, Series B, 5.00%, 5/1/33	$1,000	$1,157
5.00%, 5/1/38	2,000	2,285
		3,442

Nebraska – 1.0%

Douglas County Hospital Authority No. 2 Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, 5.00%, 11/15/36	1,000	1,121
5.00%, 11/15/37	1,000	1,119

Lincoln Electric System Revenue Refunding Bonds, 5.00%, 9/1/34	1,000	1,164

Lincoln Electric System Revenue Refunding Bonds, Series A, 4.00%, 9/1/40	2,000	2,078

Omaha Public Power District Electric Revenue Bonds, Series A, Prerefunded, 5.50%, 2/1/18 (2)	2,500	2,595

Omaha Public Power District Electric Revenue Bonds, Series B, 5.00%, 2/1/34	2,210	2,476
		10,553

Nevada – 0.8%

Clark County Airport System Revenue Bonds, Series C, Subordinate Lien (AGM Insured), 5.00%, 7/1/26	1,670	1,812

Clark County G.O. Limited Tax Bank Bonds, Prerefunded, 5.00%, 6/1/18 (2)	2,500	2,616

Clark County School District G.O. Limited Refunding Bonds, Series E, 5.00%, 6/15/25	2,000	2,375

Washoe County Highway Fuel TRB, 5.00%, 2/1/43	1,750	1,852
		8,655

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

New Hampshire – 1.7%

New Hampshire State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 3/1/27	$5,000	$5,955

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Prerefunded, 5.25%, 6/1/19 (2)	11,000	11,977
		17,932

New Jersey – 0.4%

New Jersey State Educational Facilities Authority Revenue Refunding Bonds, Series B, Princeton University, 5.00%, 7/1/23	3,235	3,849

New Mexico – 0.3%

New Mexico State Hospital Equipment Loan Council Revenue Bonds, Presbyterian Healthcare Services, 5.00%, 8/1/44	1,000	1,107

New Mexico State Mortgage Finance Authority SFM Class 1 Revenue Bonds, Series C-2 (GNMA/FNMA/FHLMC Insured), 5.00%, 9/1/26	1,670	1,738
		2,845

New York – 15.4%

Long Island Power Authority General Electric System Revenue Bonds, Series A, Prerefunded, 6.00%, 5/1/19 (2)	5,000	5,501

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A, Prerefunded, 5.50%, 11/15/18 (2)	10,000	10,724

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, 5.00%, 11/15/34	5,000	5,459

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	5,000	5,647

Metropolitan Transportation Authority Revenue Refunding Bonds, Series D-1, 5.00%, 11/15/33	3,000	3,431

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

New York – 15.4% – continued

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2017, 5.00%, 6/15/46	$5,000	$5,661

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series A, Fiscal 2009, Prerefunded, 5.75%, 6/15/18 (2)	2,305	2,438

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series A, Fiscal 2009, Unrefunded Balance, 5.75%, 6/15/40	7,695	8,136

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series DD, 5.00%, 6/15/47	5,000	5,674

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series EE, 5.25%, 6/15/36	2,000	2,372

New York City Municipal Water Finance Authority Water & Sewer System Revenue Refunding Bonds, Series GG, 5.00%, 6/15/39	2,000	2,266

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,676

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, Fiscal 2016, 5.00%, 8/1/35	3,210	3,652
5.00%, 8/1/37	1,500	1,703

New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Refunding Bonds, Series C, 5.00%, 11/1/30	2,500	2,974
5.00%, 11/1/33	3,000	3,499

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

New York – 15.4% – continued

New York City Transitional Finance Authority Subordinate Revenue Bonds, Subseries B-1, 5.00%, 11/1/34	$500	$573

New York G.O. Unlimited Bonds, Series I, Subseries 1-I, 5.00%, 3/1/28	1,510	1,752

New York G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/26	5	6

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Prerefunded, 5.25%, 10/1/19 (2)	3,870	4,260

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, School Districts Financing Program (AGC State Aid Withholding), Unrefunded Balance, 5.25%, 10/1/23	1,130	1,233

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A-2, Columbia University, 5.00%, 10/1/46	500	655

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Refunding Bonds, Series D, 5.00%, 2/15/25	5,000	5,986

New York State Dormitory Authority Personal Income TRB, Series B, Education, 5.75%, 3/15/36	11,980	13,025

New York State Dormitory Authority Sales TRB, Series A, 5.00%, 3/15/32	5,000	5,858

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Revolving Funds, 5.00%, 6/15/41	10,000	11,204

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

New York – 15.4% – continued

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series B, Revolving Funds Pooled Financing Program, Escrowed to Maturity, 5.50%, 4/15/35	$5,000	$6,683

New York State Housing Finance Agency Affordable Housing Revenue Bonds, Series E (SonyMA/FNMA Insured), 4.15%, 11/1/47	1,000	1,015

New York State Thruway Authority Revenue Bonds, Series J, 5.00%, 1/1/27	50	58

New York State Thruway Authority Transportation Personal Income TRB, Series A, Prerefunded, 5.25%, 9/15/17 (2)	5,000	5,102

New York State Urban Development Corp. Personal Income TRB, Series A-1, 5.00%, 3/15/43	2,000	2,212

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 198, 5.00%, 11/15/41	2,705	3,081

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/28	2,500	2,967
5.00%, 10/15/29	2,000	2,359

Triborough Bridge & Tunnel Authority Revenue Bonds, Series A, 5.00%, 11/15/35	2,305	2,676

Utility Debt Securitization Authority Revenue Refunding Bonds, Restructuring Bonds, 5.00%, 12/15/37	5,000	5,761

Utility Debt Securitization Authority Revenue Refunding Bonds, Series B, Restructuring Bonds, 5.00%, 6/15/20	7,715	8,063
5.00%, 6/15/24	8,605	9,940
		166,282

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

North Carolina – 2.7%

Charlotte COPS, Series B, 3.00%, 6/1/22	$2,000	$2,007

Mecklenburg County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/1/24	3,240	3,919

North Carolina State Capital Facilities Finance Agency Revenue Refunding Bonds, Series B, Duke University, 5.00%, 10/1/40	3,000	3,474
5.00%, 7/1/42	2,000	2,312

North Carolina State Eastern Municipal Power Agency System Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 1/1/18	2,655	2,767

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL-IBC Insured), Escrowed to Maturity, 6.00%, 1/1/22	6,015	7,215

North Carolina State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/27	5,000	6,124

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series A (AMT), 5.00%, 5/1/32	1,500	1,734
		29,552

Ohio – 1.1%

Columbus City School District G.O. Unlimited Bonds, 5.00%, 12/1/47	3,500	3,976

Northeast Regional Sewer District Revenue Refunding Bonds, 5.00%, 11/15/39	945	1,066

Ohio State Water Development Authority Revenue Bonds, Series A, 5.00%, 12/1/33	5,900	6,886
		11,928

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Oklahoma – 0.2%

Oklahoma State Capitol Improvement Authority State Highway Capital Improvement Revenue Bonds, 4.00%, 7/1/34	$2,000	$2,069

Oklahoma State Municipal Power Authority Revenue Refunding Bonds, Series A, 4.00%, 1/1/35	355	363
		2,432

Oregon – 2.1%

Clackamas County School District No. 12 North Clackamas G.O. Unlimited Bonds, Series B, (School Board Guaranty Program), 5.00%, 6/15/37	5,000	5,792

Clackamas County School District No. 12 North Clackamas G.O. Unlimited CABS, Series A, (School Board Guaranty Program), 0.00%, 6/15/38 (5)	7,500	2,968

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	1,100	1,305

Oregon State G.O. Unlimited Bonds, Series A, Article IX-Q State Project, 5.00%, 5/1/27	4,000	4,921

Oregon State Health & Science University Revenue Refunding Bonds, Series B, 5.00%, 7/1/38	2,035	2,302

Port of Portland Airport Revenue Bonds, Series 24A, 5.00%, 7/1/47	1,000	1,132

Washington Clackamas & Yamhill Counties Sherwood School District No. 88J G.O. Unlimited CABS, Series A (School Board Guaranty Program), 0.00%, 6/15/47 (5)	16,165	4,044
		22,464

Pennsylvania – 1.2%

Delaware County Regional Water Quality Control Authority Sewer Revenue Bonds, 5.00%, 5/1/32	820	921

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Pennsylvania – 1.2% – continued
5.00%, 5/1/35	$865	$963

Delaware River Joint Toll Bridge Commission Revenue Bonds, 5.00%, 7/1/32	1,000	1,162

Pennsylvania State G.O. Unlimited Refunding Bonds, Second Series, 5.00%, 1/15/27	5,000	5,902

Pennsylvania State Housing Finance Agency SFM Revenue Bonds, Series 118- B, 4.10%, 10/1/45	570	576

Pennsylvania State Turnpike Commission Revenue Bonds, Series B, 5.00%, 12/1/36	3,350	3,707
		13,231

South Carolina – 2.2%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004, Unrefunded Balance (BHAC-CR MBIA Insured), 5.38%, 1/1/25	5,880	6,982

South Carolina State Public Service Authority Obligations Revenue Bonds, Series A, 5.00%, 12/1/49	2,000	2,075

South Carolina State Public Service Authority Revenue Bonds, Series A, Prerefunded, 5.50%, 1/1/19 (2)	13,000	13,996

South Carolina State Public Service Authority Revenue Refunding Bonds, Series A, 5.00%, 12/1/36	1,000	1,063
		24,116

Tennessee – 0.0%

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 1B, 3.38%, 7/1/38	145	137

Tennessee Housing Development Agency Residential Financing Program Revenue Bonds, Series 2B, 3.95%, 1/1/38	315	316
		453

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Texas – 4.7%

Austin Electric Utility System Revenue Refunding Bonds, Series A, 5.00%, 11/15/28	$500	$590

Brushy Creek Regional Utility Authority Contract Revenue Refunding Bonds, Regional Water Treatment and Distribution, 8/1/33 (3)	1,000	1,042
8/1/38 (3)	500	496

Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 12/1/26	2,500	2,956

Dallas Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), Prerefunded, 6.38%, 2/15/18 (2)	5,000	5,236

Dallas Independent School District G.O. Unlimited Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/27	8,720	10,338

Frisco Independent School District Building G.O. Unlimited Bonds, Series A (PSF-Gtd.), 6.00%, 8/15/38	5,000	5,334

Grand Prairie Independent School District G.O. Unlimited Refunding CABS, Prerefunded, 0.00%, 8/15/18 (6)	12,505	5,855

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, Prerefunded, 6.25%, 5/15/18 (2)	10,000	10,586

San Antonio Electric & Gas Revenue Refunding Bonds, 5.00%, 2/1/32	1,500	1,736

Spring Independent School District Building G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/42	2,500	2,859

University of Texas Permanent University Fund Revenue Bonds, Series A, 5.00%, 7/1/33	3,285	3,809
		50,837

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Utah – 0.3%

Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/1/42	$3,000	$3,357

Virginia – 1.1%

Hampton Roads Sanitation District Wastewater Subordinate Revenue Refunding Bonds, Series A, 5.00%, 8/1/34	4,000	4,658

Norfolk G.O. Unlimited Bonds, Series A, 5.00%, 10/1/41	500	575

Richmond Public Utility Revenue Refunding Bonds, 5.00%, 1/15/33	3,485	4,031

Virginia State Public School Authority School Financing 1997 Resolution Revenue Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/17	2,000	2,028
		11,292

Washington – 2.3%

Central Puget Sound Regional Transportation Authority Revenue Bonds, Series S-1, Green Bonds, 5.00%, 11/1/46	2,000	2,559

Grant County Public Utility District No. 2 Priest Rapids Hydro Electric Revenue Refunding Bonds, Series A, 5.00%, 1/1/41	2,000	2,235

King County Sewer Revenue Refunding Bonds, Series A, 4.00%, 7/1/35	1,250	1,299

Snohomish County Public Utility District No. 1 Electric System Revenue Bonds, 5.00%, 12/1/37	3,000	3,384

Washington State G.O. Unlimited Bonds, Series B & AT-7, 6.40%, 6/1/17	1,430	1,443

Washington State G.O. Unlimited Refunding Bonds, Series R-2017C, 5.00%, 8/1/25	2,500	3,022

Washington State Health Care Facilities Authority Revenue Refunding Bonds, Providend Health & Services, 5.00%, 10/1/38	5,000	5,446

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

Washington – 2.3% – continued

Washington State Housing Finance Commission Revenue Refunding Bonds, Single Family Program, 3.70%, 12/1/34	$205	$208

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/38	2,000	2,255

Washington State University Revenue Refunding Bonds, 5.00%, 4/1/40	1,320	1,479

Washington State Various Purpose G.O. Unlimited Bonds, Series D, 5.00%, 2/1/34	1,340	1,521
		24,851

Wisconsin – 0.2%

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Froedtert Health, Inc. Obligated Group, 4/1/39 (3)	2,000	1,988
Total Municipal Bonds
(Cost $988,303)		1,009,263

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.3%

Northern Institutional Funds – U.S. Government Portfolio, 0.50% (7)(8)	25,318,460	$25,318
Total Investment Companies
(Cost $25,318)		25,318
	PRINCIPAL AMOUNT (000s)	VALUE (000s)

SHORT–TERM INVESTMENTS – 3.5%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Yale University, 0.80%, 7/26/17 (4)	$10,000	$9,995

Lehigh County IDA Revenue Refunding Bonds, Series A, Ppl Electric Utilities Corp., 0.90%, 9/1/17 (4)	1,500	1,498

Massachusetts State G.O. Limited RANS, Series A, 2.00%, 4/24/17	15,000	15,012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT–TERM INVESTMENTS – 3.5% – continued

Massachusetts State G.O. Limited RANS, Series C, 2.00%, 6/26/17	$5,000	$5,014

Metropolitan Transportation Authority Revenue BANS, Series A-1A, 2.00%, 8/1/17	2,500	2,509

San Antonio Independent School District Variable G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 2.00%, 8/1/17 (4)	3,235	3,245
Total Short-Term Investments
(Cost $37,286)		37,273

Total Investments – 99.5%
(Cost $1,050,907)		1,071,854

Other Assets less Liabilities – 0.5%		5,402
NET ASSETS – 100.0%		$1,077,256

(1)	Step coupon bond. Rate as of March 31, 2017 is disclosed.
(2)	Maturity date represents the prerefunded date.
(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(4)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the puttable date.
(5)	Zero coupon bond.
(6)	Zero coupon bond. Maturity date represents the prerefunded date.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(8)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	18.9%
AA	55.8
A	21.0
A1+ (Short Term)	1.2
BBB	0.1
Not Rated	0.6
Cash Equivalents	2.4

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, S&P Global, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). The S&P Global’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	6.6%
General	13.2
General Obligation	19.5
Higher Education	7.4
Power	8.9
School District	8.5
Transportation	9.0
Water	16.6
All other sectors less than 5%	10.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Municipal Bonds (1)	$–	$1,009,263	$–	$1,009,263
Investment Companies	25,318	–	–	25,318
Short-Term Investments	–	37,273	–	37,273
Total Investments	$25,318	$1,046,536	$–	$1,071,854

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

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SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal Corporation

AMBAC – American Municipal Bond Assurance Corporation

AMT – Alternative Minimum Tax

BAM – Build America Mutual

BHAC – Berkshire Hathaway Assurance Corporation

CABS – Capital Appreciation Bonds

COPS – Certificates of Participation

CR – Custody Receipt

CWA – Clean Water Act

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

G.O. – General Obligation

GNMA – Government National Mortgage Association

Gtd. – Guaranteed

IBC – Insured Bond Certificates

IDA – Industrial Development Authority

MBIA – Municipal Bond Insurance Association

MWRA – Massachusetts Water Resources Authority

NATL – National Public Finance Guarantee Corporation

PSF – Permanent School Fund

RANS – Revenue Anticipation Notes

SFM – Single Family Mortgage

TRANS – Tax and Revenue Anticipation Notes

TRB – Tax Revenue Bonds

See Notes to the Financial Statements.

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NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2017

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2017, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2017, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY

Arizona Tax-Exempt	Daily	Monthly

California Intermediate Tax-Exempt	Daily	Monthly

California Tax-Exempt	Daily	Monthly

High Yield Municipal	Daily	Monthly

Intermediate Tax-Exempt	Daily	Monthly

Short-Intermediate Tax-Exempt	Daily	Monthly

Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the net assets or the net asset value per share of the Funds. At March 31, 2017 the following reclassifications were recorded:

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MARCH 31, 2017

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)

Short-Intermediate Tax-Exempt	$19	$(19)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2016 through March 31, 2017, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands

Arizona Tax-Exempt	$ 1,740

California Intermediate Tax-Exempt	4,603

California Tax-Exempt	2,719

Intermediate Tax-Exempt	35,671

Short-Intermediate Tax-Exempt	1,180

Tax-Exempt	14,610

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2017, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2018	MARCH 31, 2019

High Yield Municipal	$23,276	$12,268

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

High Yield Municipal	$9,636	$–

During the tax year ended March 31, 2017, the Tax-Exempt Fund utilized approximately $6,296,000 in capital loss carry forwards.

At March 31, 2017, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)

Arizona Tax-Exempt	$ 58	$ –	$ –	$ 3,256

California Intermediate Tax-Exempt	267	1	–	10,383

California Tax-Exempt	131	1	–	9,455

High Yield Municipal	407	13	–	17,162

Intermediate Tax-Exempt	1,151	4	–	26,302

Short-Intermediate Tax-Exempt	–	–	–	9,162

Tax-Exempt	527	–	–	20,947

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$ 3,128	$1,251	$ 113

California Intermediate Tax-Exempt	12,289	3,324	1,469

California Tax-Exempt	5,596	2,160	95

High Yield Municipal	20,952	757	–

NORTHERN FUNDS ANNUAL REPORT	105	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Intermediate Tax-Exempt	$61,276	$29,007	$16,536

Short-Intermediate Tax-Exempt	13,086	446	1,396

Tax-Exempt	33,646	1,134	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Arizona Tax-Exempt	$ 3,115	$ 547	$ –

California Intermediate Tax-Exempt	12,158	337	861

California Tax-Exempt	4,849	121	–

High Yield Municipal	15,257	75	–

Intermediate Tax-Exempt	63,785	9,777	2,939

Short-Intermediate Tax-Exempt	14,955	313	124

Tax-Exempt	32,022	49	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2017, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for the three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. Effective April 1, 2017, the Service Plan was amended to permit an annual rate up to 0.15 percent of the average daily net assets of the Funds. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2017.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2017.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds entered into a $250,000,000 senior unsecured revolving credit facility on November 23, 2015, which expired on November 21, 2016 and was administered by Citibank, N.A., for liquidity and other purposes (the “Prior Credit Facility”). The interest rate charged under the Prior Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Prior Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Prior Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Prior Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2017.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2017

reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2017, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION

Arizona Tax-Exempt	0.43%	0.417%	0.404%	0.45%

California Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

California Tax-Exempt	0.43%	0.417%	0.404%	0.45%

High Yield Municipal	0.77%	0.747%	0.725%	0.80%

Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Short-Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Tax-Exempt	0.43%	0.417%	0.404%	0.45%

The contractual reimbursement arrangements are expected to continue until at least July 31, 2017. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2017, the uninvested cash of the Funds is invested in the Northern Institutional Funds U.S. Government Portfolio (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2017, the following Fund engaged in purchases and/or sales of securities from an affiliated entity.

Amounts in thousands	PURCHASES	SALES*

High Yield Municipal	$5,000	$5,000

*	During the fiscal year ended March 31, 2017, the realized gain (loss) associated with these transactions was zero.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Arizona Tax-Exempt	$ –	$ 91,705	$ –	$ 95,669

California Intermediate Tax-Exempt	–	309,804	–	327,805

California Tax-Exempt	–	181,850	–	177,016

High Yield Municipal	–	220,582	–	254,664

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER

Intermediate Tax-Exempt	$ –	$ 2,831,873	$ –	$ 2,805,121

Short-Intermediate

Tax-Exempt	–	211,119	–	323,548

Tax-Exempt	–	1,117,232	–	1,021,979

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2017, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES

Arizona Tax-Exempt	$ 3,769	$ (513)	$ 3,256	$ 105,676

California Intermediate Tax-Exempt	13,929	(3,546)	10,383	459,957

California Tax-Exempt	10,515	(1,060)	9,455	171,987

High Yield Municipal	23,976	(6,814)	17,162	453,711

Intermediate Tax-Exempt	44,325	(18,023)	26,302	2,751,228

Short-Intermediate Tax-Exempt	10,557	(1,395)	9,162	1,025,327

Tax-Exempt	29,210	(8,263)	20,947	1,050,907

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Arizona Tax-Exempt	4,472	$ 48,730	215	$ 2,276	(4,909)	$ (51,990)	(222)	$ (984)

California Intermediate Tax-Exempt	11,128	121,043	516	5,476	(13,236)	(141,563)	(1,592)	(15,044)

California Tax-Exempt	4,863	58,271	371	4,335	(5,471)	(64,263)	(237)	(1,657)

High Yield Municipal	22,068	198,682	211	1,875	(31,260)	(271,953)	(8,981)	(71,396)

Intermediate Tax-Exempt	77,835	835,530	4,794	49,561	(109,983)	(1,158,757)	(27,354)	(273,666)

Short-Intermediate Tax-Exempt	32,836	340,183	330	3,404	(42,529)	(440,777)	(9,363)	(97,190)

Tax-Exempt	41,466	447,646	583	6,243	(37,716)	(400,129)	4,333	53,760

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2017

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Arizona Tax-Exempt	3,192	$ 34,640	106	$ 1,151	(1,545)	$ (16,739)	1,753	$ 19,052

California Intermediate Tax-Exempt	10,854	117,928	243	2,642	(8,692)	(94,284)	2,405	26,286

California Tax-Exempt	5,549	65,949	182	2,155	(2,294)	(27,143)	3,437	40,961

High Yield Municipal	33,340	296,273	169	1,498	(7,345)	(65,182)	26,164	232,589

Intermediate Tax-Exempt	85,095	906,552	1,978	21,139	(88,455)	(942,463)	(1,382)	(14,772)

Short-Intermediate Tax-Exempt	21,231	221,733	196	2,046	(43,889)	(458,217)	(22,462)	(234,438)

Tax-Exempt	32,738	350,755	454	4,870	(15,420)	(165,257)	17,772	190,368

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
Arizona Tax-Exempt	Northern Institutional Funds – Tax-Exempt Portfolio*	$7,068	$55,703	$62,771	$–	$–	$8	$–

	Northern Institutional Funds – U.S. Government Portfolio	–	51,386	41,229	–	–	12	10,157

	TOTAL	$7,068	$107,089	$104,000	$–	$–	$20	$10,157

California Intermediate Tax-Exempt	Northern Institutional Funds – California Municipal Money Market Fund*	$18,004	$158,490	$176,494	$–	$–	$8	$–

	Northern Institutional Funds – U.S. Government Portfolio	–	178,599	157,397	–	–	28	21,202

	TOTAL	$18,004	$337,089	$333,891	$–	$–	$36	$21,202

California Tax-Exempt	Northern Institutional Funds – California Municipal Money Market Fund*	$27,669	$72,079	$99,748	$–	$–	$5	$–

	Northern Institutional Funds – U.S. Government Portfolio	–	95,507	81,654	–	–	15	13,853

	TOTAL	$27,669	$167,586	$181,402	$–	$–	$20	$13,853

High Yield Municipal	Northern Institutional Funds – Tax-Exempt Portfolio*	$55,120	$92,943	$148,063	$–	$–	$20	$–

	Northern Institutional Funds – U.S. Government Portfolio	–	136,892	127,507	–	–	21	9,385

	TOTAL	$55,120	$229,835	$275,570	$–	$–	$41	$9,385

Intermediate Tax-Exempt	Northern Institutional Funds – Municipal Portfolio	$–	$125,000	$–	$–	$–	$70	$125,000

	Northern Institutional Funds – Tax-Exempt Portfolio*	417,913	1,027,201	1,445,114	–	–	143	–

	Northern Institutional Funds – U.S. Government Portfolio	–	991,983	874,297	–	–	167	117,686

	TOTAL	$417,913	$2,144,184	$2,319,411	$–	$–	$380	$242,686

Short-Intermediate Tax-Exempt	Northern Institutional Funds – Tax-Exempt Portfolio*	$50,347	$223,704	$274,051	$–	$–	$24	$–

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NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2017

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
	Northern Institutional Funds – Municipal Portfolio	$–	$25,000	$–	$–	$–	$14	$25,000

	Northern Institutional Funds – U.S. Government Portfolio	–	273,921	201,019	–	–	64	72,902
	TOTAL	$50,347	$522,625	$475,070	$–	$–	$102	$97,902

Tax-Exempt	Northern Institutional Funds – Tax-Exempt Portfolio*	$62,340	$457,534	$519,874	$–	$–	$48	$–

	Northern Institutional Funds – U.S. Government Portfolio	–	423,551	398,233	–	–	53	25,318

	TOTAL	$62,340	$881,085	$918,107	$–	$–	$101	$25,318

*	Effective October 7, 2016, the Northern Institutional Funds Tax-Exempt Portfolio and the Northern Funds California Municipal Money Market Fund were liquidated and the Funds began investing their uninvested cash in the Northern Institutional Funds U.S. Government Portfolio.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X is August 1, 2017 while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2017

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TAX INFORMATION	MARCH 31, 2017 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS During the fiscal year ended March 31, 2017, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund – 99.58%, California Intermediate Tax-Exempt Fund – 99.49%, California Tax-Exempt Fund – 96.76%, High Yield Municipal Fund – 96.51%, Intermediate Tax-Exempt Fund – 99.74%, Short-Intermediate Tax-Exempt Fund – 99.65% and Tax-Exempt Fund – 99.84%.

CAPITAL GAIN DISTRIBUTION The following Funds made capital gain distributions in December 2016, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
20%
Arizona Tax-Exempt	$0.0102
California Intermediate Tax-Exempt	0.0312
California Tax-Exempt	0.0059
Intermediate Tax-Exempt	0.0575
Short-Intermediate Tax-Exempt	0.0133

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FUND EXPENSES	MARCH 31, 2017 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/16 - 3/31/17” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 107), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.46%	$1,000.00	$978.40	$2.27
Hypothetical**	0.46%	$1,000.00	$1,022.64	$2.32

CALIFORNIA INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.45%	$1,000.00	$974.50	$2.22
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

CALIFORNIA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.46%	$1,000.00	$970.10	$2.26
Hypothetical**	0.46%	$1,000.00	$1,022.64	$2.32

HIGH YIELD MUNICIPAL

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.80%	$1,000.00	$967.00	$3.92
Hypothetical**	0.80%	$1,000.00	$1,020.94	$4.03

INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.45%	$1,000.00	$978.10	$2.22
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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FUND EXPENSES continued	MARCH 31, 2017 (UNAUDITED)

SHORT-INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.45%	$1,000.00	$994.20	$2.24
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.45%	$1,000.00	$977.30	$2.22
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TRUSTEES AND OFFICERS	MARCH 31, 2017 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 67 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 60 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 60 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

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TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 60 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Trustee of Rush University Medical Center since November 2009;

•  Director, Miami Corporation since November 2015.

• None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow since 2016;

•  Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

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MARCH 31, 2017 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

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TRUSTEES AND OFFICERS continued	MARCH 31, 2017 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

TAX-EXEMPT FIXED INCOME FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

TAX-EXEMPT FIXED INCOME FUNDS

AZ TAX-EXEMPT FUND1,3,4,5,6,7

CA INTERMEDIATE TAX-EXEMPT FUND1,3,4,5,6,7

CA TAX-EXEMPT FUND1,3,4,5,6,7

HIGH YIELD MUNICIPAL FUND1,2,3,6,7

INTERMEDIATE TAX-EXEMPT FUND1,3,6,7

SHORT-INTERMEDIATE TAX-EXEMPT FUND1,3,6,7

TAX-EXEMPT FUND1,3,6,7

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

3 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

4 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

5 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

6 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

7 Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for long-term fixed-income securities than shorter-term fixed-income securities.

NORTHERN FUNDS ANNUAL REPORT	119	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

6	STATEMENTS OF ASSETS AND LIABILITIES

7	STATEMENTS OF OPERATIONS

8	STATEMENTS OF CHANGES IN NET ASSETS

9	FINANCIAL HIGHLIGHTS

13	SCHEDULES OF INVESTMENTS

13	MONEY MARKET FUND
Ticker Symbol: NORXX

16	MUNICIPAL MONEY MARKET FUND
Ticker Symbol: NOMXX

21	U.S. GOVERNMENT MONEY MARKET FUND
Ticker Symbol: NOGXX

25	U.S. GOVERNMENT SELECT MONEY MARKET FUND
Ticker Symbol: NOSXX

28	NOTES TO THE FINANCIAL STATEMENTS

35	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

36	TAX AND DISTRIBUTION INFORMATION

37	FUND EXPENSES

38	TRUSTEES AND OFFICERS

43	INVESTMENT CONSIDERATIONS

44	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about the Northern Funds’ investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking

statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

You could lose money by investing in the Money Market Funds. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The Money Market Fund and the Municipal Money Market Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

After the U.S. Federal Reserve enacted its first interest rate increase since 2006 in December 2015, it waited until December 2016 before its next hike. The minutes of the February 2017 meeting of the Federal Open Market Committee (“FOMC”) revealed that many members believed that a gradual tightening of monetary policy would continue to be appropriate. In March 2017, the U.S. Federal Reserve (“Fed”) increased the target range for the federal funds rate by another quarter point to a range of 0.75% to 1.00%. In addition, the United Kingdom’s June 2016 vote to leave the European Union (“EU”) shocked the markets. Due to the uncertain future of the EU, U.S. Treasuries rallied amid heightened demand for safe haven investments. In addition, many investors flocked to U.S. Treasuries since their yields were higher than the negative yields offered by short- and intermediate-term issues in Europe and Japan.

Within the markets, prime and municipal money market funds shrunk dramatically during the 12-month period ended, March 31, 2017, as a result of money market reform, particularly in the three months prior to the October 14, 2016 compliance deadline. Over $1 trillion in assets moved out of prime money market funds, with nearly all of the proceeds being transferred into government money market funds. As a result, both one- and three-month LIBOR rates were elevated as credit spreads initially widened due to reduced demand for short-end credit securities. While credit spreads eventually compressed, LIBOR remained elevated due in part to expectations for an interest rate increase later in 2016.

The Money Market Fund posted a 0.42% return for its fiscal year ended March 31, 2017, compared with the 0.24% return of iMoneyNet MFR AverageTM First Tier Retail category. As of March 31, 2017, the Fund’s seven-day current yield was 0.80%. We maintained a short duration for the Fund relative to its benchmark during the second half of the 12-month reporting period. Liquidity and principal preservation remain our primary objectives.

PORTFOLIO MANAGERS

JENNIFER GRECA With Northern Trust since 2000
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
MONEY MARKET FUND		0.42%	0.10%	0.61%	0.80%
IMONEYNET MFR AVERAGETM/FIRST TIER RETAIL		0.24	0.07	0.68

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2017. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the 7-Day Yield for the Fund would have been 0.58% as of March 31, 2017. Performance data current to the most recent month-end is available at northerntrust.com/funds.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2017, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 43.

OVERNIGHT (ONE BUSINESS DAY)	37.3%
2 - 15 DAYS	42.9
16 - 30 DAYS	13.5
31 - 60 DAYS	6.3

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect that the sponsor will provide financial support to the Fund at any time.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended March 31, 2017, the Municipal Money Market Fund provided investors with tax-exempt returns, stable value and liquidity. The 12-month reporting period ended March 31, 2017 was marked by several significant events, including money market reform, two Federal Open Market Committee (“FOMC”) rate hikes and a dramatic shift in the U.S. political landscape. These events created a significant amount of market volatility, and ultimately pushed up money market yields to levels not seen since before the recession.

As we moved through the 12-month period, portfolio management was careful to reduce duration in advance of the October 2016 money market reform compliance deadline. To prepare, portfolio management reduced holdings in fixed-rate investments in favor of Municipal Variable Rate Demand Notes or VRDNs. Municipal VRDNs offered liquidity and a strong credit profile, and can be tendered at par. By converting the majority of Fund assets into daily and weekly municipal VRDNs, portfolio management was able to “right size” the Fund’s portfolio, while maintaining liquidity and stable value.

The Fund returned 0.53% during the 12-month reporting period, compared with the 0.20% return of the iMoneyNet MFR AverageTM/Tax Free Retail category. As of March 31, 2017, the Fund’s seven-day current yield was 0.75%. During the second half of the period, the markets began to factor in the probability of the FOMC increasing its policy rates. Improvements in the U.S. employment picture and an upward trend in inflation paved the way for the FOMC to increase rates by 25 basis points at both their December 2016 and March 2017 meetings. The Fund’s significant holdings in VRDNs reset higher in conjunction with FOMC rate increases. Throughout the period, VRDN yields averaged approximately 90% of 30-day LIBOR, exceeding the ratio’s long-term average. By calendar year end 2016, the weekly municipal SIFMA Index, the Index of high grade 7-day VRDNs, reached a post-recession high of 91 basis points.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
MUNICIPAL MONEY MARKET FUND		0.53%	0.12%	0.49%	0.75%
IMONEYNET MFR AVERAGETM/TAX-FREE RETAIL		0.20	0.05	0.47

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2017. Performance reflects voluntary and contractual expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the 7-Day Yield for the Fund would have been 0.51% as of March 31, 2017. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2017, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 43.

OVERNIGHT (ONE BUSINESS DAY)	26.0%
2 - 15 DAYS	74.0

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets were active over the during the 12-month period ended March 31, 2017, as the surprise result of the November 2016 U.S. election putting the Republicans in control of the White House and Congress. The market’s reaction was swift and significant as investors contemplated the increased likelihood for fiscal stimulus and inflation. The U.S. Federal Reserve (the “Fed”) followed through on its signals to market participants and raised rates by 0.25% at the December 2016 Open Market Committee meeting. In a similar fashion to the Fed’s late-2015 rate hike, the market was well prepared and reacted in an orderly manner to the decision. Entering 2017, economic data surprised to the upside in a number of areas, reinforcing the positive sentiment in risk markets. Hawkish rhetoric from Fed members in late February 2017 culminated in another incremental increase of the federal funds target at the March 2017 meeting, from the 0.50%-0.75% range to 0.75%-1.00%.

In the money markets, technical factors related to regulatory reforms which took effect October 14, 2016 were a bigger driver of price action than fundamentals. Government money market funds experienced large inflows as prime money fund managers repositioned to avoid having to float their net asset values. Supply pressures, along with typical quarter-end dynamics, prompted a significant uptick in participation in the Fed’s Reverse Repo Program, peaking at over $450 billion. Demand for short duration government assets continued to outstrip supply, holding yields in check even as the Fed continues to normalize monetary policy.

For its fiscal year ended March 31, 2017, the U.S. Government Money Market Fund posted a 0.12% total return, compared with the 0.03% return of iMoneyNet’s MFR AverageTM /Government & Agencies Retail category. As of March 31, 2017 the Portfolio’s 7-day current yield was 0.40%. While portfolio management positioned the portfolio to be long to its peer group at the beginning of the reporting period to take advantage of any steepness in the money market yield curve, following the U.S. election we shifted to a more neutral stance in acknowledgement of the prospects for a more hawkish Fed in 2017.

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	FUND INCEPTION (04/11/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET FUND		0.12%	0.03%	0.55%	0.40%
IMONEYNET MFR AVERAGETM/GOVT & AGENCIES RETAIL		0.03	0.01	0.58

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2017. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2017, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare the Fund to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 43.

OVERNIGHT (ONE BUSINESS DAY)	54.5%
2 - 15 DAYS	7.4
16 - 30 DAYS	4.3
31 - 60 DAYS	6.9
61 - 97 DAYS	13.9
98 - 180 DAYS	7.4
181 - 270 DAYS	2.4
271 - 366 DAYS	3.2

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Financial markets were active over the during the 12-month period ended March 31, 2017, as the surprise result of the November 2016 U.S. election putting the Republicans in control of the White House and Congress. The market’s reaction was swift and significant as investors contemplated the increased likelihood for fiscal stimulus and inflation. The U.S. Federal Reserve (“Fed”) followed through on its signals to market participants and raised rates by 0.25% at the December 2016 Open Market Committee meeting. In a similar fashion to the Fed’s late-2015 rate hike, the market was well prepared and reacted in an orderly manner to the decision. Entering 2017, economic data surprised to the upside in a number of areas, reinforcing the positive sentiment in risk markets. Hawkish rhetoric from Fed members in late February 2017 culminated in another incremental increase of the federal funds target at the March 2017 meeting, from the 0.50%-0.75% range to 0.75%-1.00%.

In the money markets, technical factors related to regulatory reforms which took effect October 14, 2016 were a bigger driver of price action than fundamentals. Government money market funds experienced large inflows as prime money fund managers repositioned to avoid having to float their net asset values. Supply pressures, along with typical quarter-end dynamics, prompted a significant uptick in participation in the Fed’s Reverse Repo Program, peaking at over $450 billion. Demand for short duration government assets continued to outstrip supply, holding yields in check even as the Fed continues to normalize monetary policy.

For its fiscal year ended March 31, 2017, the U.S. Government Select Money Market Fund posted a 0.15% total return, compared with the 0.03% return of iMoneyNet’s MFR AverageTM /Government & Agencies Retail category. As of March 31, 2017, the Fund’s 7-day current yield was 0.40%. While portfolio management positioned the Fund’s portfolio to be long to its peer group at the beginning of the reporting period to take advantage of any steepness in the money market yield curve, following the U.S. election we shifted to a more neutral stance in acknowledgement of the prospects for a more hawkish Fed in 2017.

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008
PETER YI With Northern Trust since 2000

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	FUND INCEPTION (12/12/94)	ONE YEAR	FIVE YEAR	TEN YEAR	7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET FUND		0.15%	0.04%	0.53%	0.40%
IMONEYNET MFR AVERAGETM/GOVT & AGENCIES RETAIL		0.03	0.01	0.58

Fund performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. 7-Day Yield refers to income generated over the 7-day period ended March 31, 2017. Past performance may reflect voluntary and contractual expense reimbursements. In their absence, performance would be reduced. Performance data current to the most recent month-end is available at northernfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MATURITY ANALYSIS

At March 31, 2017, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare the Fund to the iMoneyNet Money Fund Report Averages, which are composites of professionally managed money market investments with similar investment objectives.

Fund portfolio composition is subject to change.

Information about Investment Considerations can be found on page 43.

OVERNIGHT (ONE BUSINESS DAY)	39.9%
2 - 15 DAYS	11.8
16 - 30 DAYS	7.2
31 - 60 DAYS	18.1
61 - 97 DAYS	11.1
98 - 180 DAYS	6.6
181 - 270 DAYS	2.2
271 - 366 DAYS	3.1

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2017

Amounts in thousands, except per share data	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost, which approximates fair value	$172,381	$202,155	$8,576,045	$2,233,568
Repurchase agreements, at cost, which approximates fair value	66	–	7,871,537	1,055,288
Cash	19	179	152,004	–
Interest income receivable	89	135	8,427	1,628
Receivable for securities sold	–	155	–	–
Receivable for fund shares sold	263	1,395	62,547	5,148
Receivable from affiliates for expense reimbursements	7	15	38	–
Prepaid and other assets	10	8	6	4
Total Assets	172,835	204,042	16,670,604	3,295,636
LIABILITIES:
Cash overdraft	–	–	–	175
Payable for securities purchased	7,997	–	135,912	7,999
Payable for fund shares redeemed	–	–	46,873	5,149
Distributions payable to shareholders	101	125	4,610	937
Payable to affiliates:
Management fees	30	13	1,041	213
Custody fees	4	2	44	11
Transfer agent fees	—	1	47	9
Trustee fees	2	1	19	19
Accrued other liabilities	95	44	117	57
Total Liabilities	8,229	186	188,663	14,569
Net Assets	$164,606	$203,856	$16,481,941	$3,281,067
ANALYSIS OF NET ASSETS:
Capital stock	$164,542	$203,922	$16,481,912	$3,281,040
Accumulated undistributed net investment loss	(46)	–	(9)	(14)
Accumulated undistributed net realized gain (loss)	110	(66)	38	41
Net Assets	$164,606	$203,856	$16,481,941	$3,281,067
Shares Outstanding ($.0001 par value, unlimited authorization)	164,500	203,856	16,481,945	3,281,078
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2017

Amounts in thousands	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$18,728	$11,816	$51,030	$17,909
Income from affiliates (Note 6)	6	–	36	–
Total Investment Income	18,734	11,816	51,066	17,909
EXPENSES:
Management fees	11,209	8,680	33,496	11,859
Custody fees	395	288	1,107	407
Transfer agent fees	509	394	1,523	539
Registration fees	27	23	22	25
Printing fees	86	110	67	49
Professional fees	95	90	173	95
Trustee fees	51	2	101	50
Other	57	69	89	54
Total Expenses	12,429	9,656	36,578	13,078
Less expenses voluntarily reimbursed by investment adviser	(230)	(164)	–	–
Less expenses contractually reimbursed by investment adviser	(489)	(335)	(904)	(424)
Less custodian credits	(8)	(100)	(6)	(3)
Net Expenses	11,702	9,057	35,668	12,651
Net Investment Income	7,032	2,759	15,398	5,258
NET REALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	978	(65)	38	40
Net increase from payment by affiliate (Note 6)	136	91	–	–
Net Gains	1,114	26	38	40
Net Increase in Net Assets Resulting from Operations	$8,146	$2,785	$15,436	$5,298

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2017	2016	2017	2016	2017	2016	2017	2016
OPERATIONS:
Net investment income	$7,032	$3,776	$2,759	$570	$15,398	$341	$5,258	$562
Net realized gains (losses)	978	406	(65)	1,291	38	22	40	27
Net increase from payment by affiliate (Note 6)	136	8,190	91	–	–	–	–	–
Net Increase in Net Assets Resulting from Operations	8,146	12,372	2,785	1,861	15,436	363	5,298	589
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	(7,397,266)	(1,291,406)	(5,456,159)	(613,299)	13,122,151	1,596,084	(606,916)	528,263
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(7,397,266)	(1,291,406)	(5,456,159)	(613,299)	13,122,151	1,596,084	(606,916)	528,263
DISTRIBUTIONS PAID:
From net investment income	(7,945)	(3,813)	(3,024)	(589)	(15,407)	(354)	(5,265)	(583)
From net realized gains	(71)	(4)	(622)	(469)	–	–	–	–
Total Distributions Paid	(8,016)	(3,817)	(3,646)	(1,058)	(15,407)	(354)	(5,265)	(583)
Total Increase (Decrease) in Net Assets	(7,397,136)	(1,282,851)	(5,457,020)	(612,496)	13,122,180	1,596,093	(606,883)	528,269
NET ASSETS:
Beginning of year	7,561,742	8,844,593	5,660,876	6,273,372	3,359,761	1,763,668	3,887,950	3,359,681
End of year	$164,606	$7,561,742	$203,856	$5,660,876	$16,481,941	$3,359,761	$3,281,067	$3,887,950
Accumulated Undistributed Net Investment Income (Loss)	$(46)	$(42)	$–	$78	$(9)	$(9)	$(14)	$(14)

(1) The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Net increase from payment by affiliate (Note 6)	– (3)	– (4)	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(5)	–	–	–	–	–
From net realized gains	– (6)	– (6)	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(7)	0.42%	0.05%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$164,606	$7,561,742	$8,844,593	$7,979,006	$8,576,752
Ratio to average net assets of:
Expenses, net of reimbursements and credits(8)	0.34%	0.26%	0.17%	0.18%	0.24%
Expenses, before reimbursements and credits(8)	0.37%	0.36%	0.39%	0.48%	0.48%
Net investment income, net of reimbursements and credits(8)	0.22%	0.05%	0.01%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits(8)	0.19%	(0.05)%	(0.21)%	(0.29)%	(0.23)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $136,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.
(4)	The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $8,190,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.
(5)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(6)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(7)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(8)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)	0.01	– (2)	– (2)	– (2)	– (2)
Net increase from payment by affiliate (Note 6)	– (3)	–	–	–	–
Total from Investment Operations	0.01	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	– (4)	– (4)	– (4)	– (4)
From net realized gains	– (5)	– (5)	– (5)	–	–
Total Distributions Paid	(0.01)	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(6)	0.53%	0.02%	0.02%	0.02%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$203,856	$5,660,876	$6,273,372	$6,427,560	$6,657,305
Ratio to average net assets of:
Expenses, net of reimbursements and credits(7)	0.34%	0.09%	0.07%	0.10%	0.17%
Expenses, before reimbursements and credits(7)	0.37%	0.36%	0.39%	0.48%	0.48%
Net investment income, net of reimbursements and credits(7)	0.11%	0.01%	0.01%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits(7)	0.08%	(0.26)%	(0.31)%	(0.37)%	(0.30)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	The Fund received a cash contribution from Northern Trust Corporation, the parent company of NTI, of approximately $91,000. The voluntary cash contribution represents less than $0.01 per share and had no effect on the Fund’s total return.
(4)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(5)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(6)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(7)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.12%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$16,481,941	$3,359,761	$1,763,668	$1,383,478	$1,329,392
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.35%	0.22%	0.09%	0.10%	0.17%
Expenses, before reimbursements and credits(5)	0.36%	0.36%	0.40%	0.48%	0.48%
Net investment income, net of reimbursements and credits(5)	0.15%	0.01%	0.01%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits(5)	0.14%	(0.13)%	(0.30)%	(0.37)%	(0.30)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.15%	0.02%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,281,067	$3,887,950	$3,359,681	$3,727,033	$3,537,631
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.35%	0.20%	0.09%	0.10%	0.15%
Expenses, before reimbursements and credits(5)	0.36%	0.36%	0.39%	0.48%	0.48%
Net investment income, net of reimbursements and credits(5)	0.14%	0.01%	0.01%	0.01%	0.01%
Net investment income (loss), before reimbursements and credits(5)	0.13%	(0.15)%	(0.29)%	(0.37)%	(0.32)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.005%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 16.4%

ABS Other – 16.4%

Alpine Securitization Ltd., 1.07%, 4/3/17 (1)	$2,550	$2,550

Atlantic Asset Securitization LLC, 0.86%, 4/11/17	3,000	2,999

Bennington Stark Capital Co. LLC, 1.04%, 4/3/17	3,000	3,000

Charta Corp. LLC, 0.99%, 5/4/17 (1)	2,500	2,498

Concord Minutemen Capital Co. LLC, Class A, 0.91%, 4/13/17 (1)	3,000	2,999

MetLife Short Term Funding LLC, 0.82%, 4/10/17 (1)	1,000	1,000

Regency Markets No. 1 LLC, 0.96%, 4/6/17 (1)	3,000	2,999

Ridgefield Funding Co. LLC, 1.02%, 4/3/17 (1)	3,000	3,000

Thunder Bay Funding LLC, 0.99%, 5/10/17 (1)	3,000	2,997

Victory Receivables Corp., 1.01%, 4/20/17	3,000	2,998
		27,040
Total ABS Commercial Paper
(Cost $27,040)		27,040

CERTIFICATES OF DEPOSIT – 9.7%

Banking – 9.7%

Cooperatieve Rabobank U.A., 1.36%, 4/7/17 (2)	5,000	5,001

Credit Industriel et Commercial, New York Brach, 1.49%, 4/6/17 (3)	3,000	3,001

Oversea-Chinese Banking Corp. Ltd., 0.95%, 4/3/17	5,000	5,000

Sumitomo Mitsui Banking Corp., New York Branch, 1.53%, 4/7/17 (2)	3,000	3,000
		16,002
Total Certificates Of Deposit
(Cost $16,002)		16,002

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 16.8%

Banking – 3.7%

Commonwealth Bank of Australia, New York Branch, 1.42%, 4/19/17 (1)(2)	$3,000	$3,001

HSBC Bank PLC, 1.44%, 4/18/17 (1)(3)	3,000	3,000
		6,001

Foreign Agencies – 10.6%

Bank Nederlandse Gemeenten, 1.02%, 4/26/17 (1)	4,500	4,497

Caisse D’Amortissement De La Dette, 0.81%, 4/6/17 (1)	5,000	4,999
0.89%, 4/19/17	3,000	2,999

Nederlandse Waterschapsbank N.V., 0.81%, 4/24/17	5,000	4,997
		17,492

Foreign Local Government – 0.7%

NRW.BANK, 0.87%, 4/18/17 (1)	1,125	1,125

Technology – 1.8%

Apple, Inc., 0.79%, 4/5/17 (1)	3,000	3,000
Total Commercial Paper
(Cost $27,618)		27,618

CORPORATE NOTES/BONDS – 3.0%

Banking – 3.0%

Bank of Nova Scotia, 1.33%, 4/11/17 (2)	5,000	5,001
Total Corporate Notes/Bonds
(Cost $5,001)		5,001

EURODOLLAR TIME DEPOSITS – 17.6%

Banking – 17.6%

Australia and New Zealand Banking Group, 0.83%, 4/3/17	5,000	5,000

Canadian Imperial Bank of Commerce, 0.82%, 4/3/17	11,000	11,000

Commonwealth Bank of Australia, London Branch, 0.83%, 4/3/17	5,000	5,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
EURODOLLAR TIME DEPOSITS – 17.6% – continued

Banking – 17.6% – continued

Credit Agricole S.A., London Branch, 0.85%, 4/3/17	$5,000	$5,000

National Bank of Canada, 0.81%, 4/3/17	3,000	3,000
		29,000
Total Eurodollar Time Deposits
(Cost $29,000)		29,000

MUNICIPAL INVESTMENTS – 41.2%

California – 3.8%

HW Hellman Building L.P. Bonds, (FHLB of San Francisco LOC), 0.93%, 4/10/17 (4)	3,000	3,000

Landing at College Square LLC Bonds, (FHLB of San Francisco LOC), 0.93%, 4/10/17 (4)	3,300	3,300
		6,300

Florida – 5.0%

Palm Beach County Revenue Refunding Bonds, Pine Crest Preparatory, (TD Bank N.A. LOC), 0.91%, 4/10/17 (4)	8,200	8,200

Illinois – 4.9%

Illinois State Finance Authority Revenue Bonds, North Park University Project, (U.S. Bank N.A. LOC), 0.92%, 4/10/17 (4)	8,000	8,000

Maryland – 1.8%

Maryland State Department of Housing & Community Development Administration Taxable Revenue Bonds, Series E, 0.95%, 4/10/17 (4)	3,000	3,000

Massachusetts – 4.9%

Massachusetts State G.O. Limited Bonds, Series B, Central Artery, 0.84%, 4/3/17 (4)	8,000	8,000

Mississippi – 4.0%

Mississippi State Business Finance Corp. Commission Gulf Opportunity Zone Revenue Bonds, Series K, Chevron USA, Inc., (Chevron Corp. Gtd.),

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 41.2% – continued

Mississippi – 4.0% – continued
0.91%, 4/3/17 (4)	$6,600	$6,600

Missouri – 3.1%

Springfield IDA Revenue Bonds, ABEC Inc. Project, (U.S. Bank N.A. LOC), 0.98%, 4/10/17 (4)	5,090	5,090

New York – 6.0%

New York City G.O. Unlimited Bonds, Series I, Subseries I-8, 0.90%, 4/3/17 (4)	8,000	8,000

New York State Housing Finance Agency Revene Bonds, Series B, (Wells Fargo Bank N.A. LOC), 0.90%, 4/10/17 (4)	1,900	1,900
		9,900

Texas – 3.3%

Texas State Department of Housing & Community Affairs Revenue Bonds, Series A-1, Timber Point Apartments, (FHLMC LOC), 0.90%, 4/10/17 (4)	5,430	5,430

Vermont – 3.1%

Vermont EDA Municipal Interest Bearing CP, (JPMorgan Chase Bank N.A. LOC), 1.10%, 5/24/17	5,000	5,000

Wisconsin – 1.3%

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series C, Aurora Healthcare, (Bank of Montreal LOC), 0.90%, 4/3/17 (4)	2,200	2,200
Total Municipal Investments
(Cost $67,720)		67,720

Investments, at Amortized Cost
( $172,381)		172,381

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 0.1%

Repurchase Agreements – 0.1% (5)

Citigroup Global Markets, Inc., dated 3/31/17, repurchase price $66 0.82%, 4/3/17	$66	$66
Total Repurchase Agreements
(Cost $66)		66

Total Investments – 104.8%
(Cost $172,447) (6)		172,447

Liabilities less Other Assets – (4.8%)		(7,841)
NET ASSETS – 100.0%		$164,606

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(3)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk, and/or credit risk.
(4)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Notes	$67	1.25%	3/31/19

(6)	The cost for federal income tax purposes was approximately $172,447,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2017:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Money Market Fund (1)	$–	$172,447	$–	$172,447

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

CP - Commercial Paper

EDA - Economic Development Authority

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

G.O. - General Obligation

Gtd. - Guaranteed

IDA - Industrial Development Authority

LOC - Line of Credit

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.2%

Alabama – 4.5%

Chatom Alabama IDB Gulf Opportunity Zone Revenue Bonds, Powersouth Energy Cooperative, (Natural Rural Utilities Cooperative Finance Corp. LOC), 1.04%, 4/10/17 (1)	$3,700	$3,700

Tuscaloosa County IDA Gulf Opportunity Zone Revenue Bonds, Series A, Hunt Refining Project, (JPMorgan Chase Bank N.A. LOC), 0.91%, 4/10/17 (1)	5,500	5,500
		9,200

Alaska – 1.0%

Alaska State Industrial Development & Export Authority Revenue Refunding Bonds, Series A, Greater Fairbanks, (MUFG Union Bank N.A. LOC), 0.91%, 4/10/17 (1)	2,000	2,000

California – 7.9%

California State University Municipal Interest Bearing CP, 0.84%, 5/2/17	3,000	3,000

California Statewide Communities Development Authority MFH Revenue Bonds, Series OO (AMT), Imperial Park Apartments, (FHLMC LOC), 0.89%, 4/10/17 (1)	3,000	3,000

California Statewide Communities Development Authority MFH Revenue Bonds, Series WW (AMT), David Avenue Apartments, (FHLMC LOC), 0.89%, 4/10/17 (1)	5,300	5,300

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Subseries A-6, 0.83%, 4/3/17 (1)	500	500

Oceanside City MFH Revenue Bonds, Shadow Way (Non AMT), (FHLMC LOC), 0.93%, 4/10/17 (1)	4,225	4,225
		16,025

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.2% – continued

Colorado – 3.5%

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series B-1, National Jewish Federation Board Program, (Toronto-Dominion Bank LOC), 0.95%, 4/3/17 (1)	$1,400	$1,400

Colorado State Educational & Cultural Facilities Authority Revenue Refunding Bonds, Capital Christian Schools, (FHLB of San Francisco LOC), 0.91%, 4/10/17 (1)	2,200	2,200

Colorado State Housing & Finance Authority SFM Revenue Bonds, Series 1-A3, 0.92%, 4/10/17 (1)	3,620	3,620
		7,220

District of Columbia – 0.8%

District of Columbia Revenue Bonds, Center of Internship and Academic, (Branch Banking & Trust Co. LOC), 0.93%, 4/10/17 (1)	1,265	1,265

District of Columbia Revenue Bonds, Series A, Tranche 1, (TD Bank N.A. LOC), 0.96%, 4/3/17 (1)	400	400
		1,665

Florida – 3.4%

Highlands County Health Facilities Authority Revenue Bonds, Series A, Hospital Adventist Health System, 0.90%, 4/10/17 (1)	2,200	2,200

JEA Electric System Revenue Bonds, Subseries D, 0.90%, 4/3/17 (1)	2,600	2,600

Orange County Health Facilities Authority Revenue Bonds, Series C-2, Nemours Foundation, (TD Bank N.A. LOC), 0.90%, 4/10/17 (1)	1,800	1,800

Palm Beach County Revenue Refunding Bonds, Pine Crest Preparatory, (TD Bank N.A. LOC), 0.91%, 4/10/17 (1)	300	300
		6,900

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.2% – continued

Illinois – 22.6%

Illinois Finance Authority Revenue Bonds, Gift of Hope Donor Project, (JPMorgan Chase Bank N.A. LOC), 0.98%, 4/10/17 (1)	$5,000	$5,000

Illinois State Development Finance Authority Revenue Bonds, St. Ignatius College Project, (PNC Bank N.A. LOC), 0.93%, 4/10/17 (1)	6,100	6,100

Illinois State Development Finance Authority Revenue Bonds, Wheaton Academy Project, (BMO Harris Bank N.A. LOC), 0.93%, 4/10/17 (1)	2,500	2,500

Illinois State Finance Authority Revenue Bonds, Community Action Partnership, (Citibank N.A. LOC), 0.93%, 4/10/17 (1)	4,670	4,670

Illinois State Finance Authority Revenue Bonds, Series A, University of Chicago Medical Center, (Bank of America N.A. LOC), 0.87%, 4/3/17 (1)	5,800	5,800

Illinois State Finance Authority Revenue Bonds, Series D-1, University of Chicago Medical, (PNC Bank N.A. LOC), 0.90%, 4/3/17 (1)	8,000	8,000

Illinois State Finance Authority Revenue Bonds, Subseries B, Northwestern University, 0.85%, 4/10/17 (1)	2,000	2,000

Illinois State Toll Highway Authority Revenue Bonds, Series A-1B, (Bank of America N.A. LOC), 0.91%, 4/10/17 (1)	10,000	10,000

Quad Cities Regional EDA Revenue Bonds, Augustana College, (BMO Harris Bank N.A. LOC), 0.92%, 4/10/17 (1)	1,900	1,900
		45,970

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.2% – continued

Indiana – 1.1%

Indiana State Finance Authority Environmental Revenue Refunding Bonds, Series A-4, Duke Energy Indiana Project, (Sumitomo Mitsui Banking Corp. LOC), 0.88%, 4/3/17 (1)	$2,300	$2,300

Iowa – 2.5%

Iowa State Finance Authority Community Revenue Bonds, Series B, Wesley Retirement Services, (Bank of America N.A. LOC), 0.92%, 4/10/17 (1)	5,000	5,000

Louisiana – 3.7%

East Baton Rouge Parish IDA Development Board, Inc. Revenue Bonds, Series A, Exxon Mobil Project, 0.88%, 4/3/17 (1)	1,000	1,000

East Baton Rouge Parish IDB, Inc. Revenue Bonds, Exxon Mobil Project, 0.88%, 4/3/17 (1)	2,000	2,000

Louisiana State Offshore Terminal Authority Deepwater Port Revenue Refunding Bonds, Series A, 1st Stage Loop LLC, (JPMorgan Chase Bank N.A. LOC), 0.95%, 4/3/17 (1)	2,000	2,000

Louisiana State Public Facilities Authority Multifamily Revenue Refunding Bonds, (FNMA LOC), 0.95%, 4/10/17 (1)	2,500	2,500
		7,500

Massachusetts – 3.7%

Commonwealth of Massachusetts G.O. Limited Bonds, Series A, 0.89%, 4/3/17 (1)	1,550	1,550

Massachusetts Development Finance Agency Revenue Bonds, Series M1, Partner Healthcare System, (U.S. Bank N.A. LOC), 0.87%, 4/3/17 (1)	6,000	6,000
		7,550

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.2% – continued

Minnesota – 0.8%

Owatonna City Housing Revenue Refunding Bonds, Series A, Second Century Project, (FHLB of Des Moines LOC), 1.02%, 4/10/17 (1)	$1,700	$1,700

Mississippi – 0.7%

Mississippi State Business Finance Corp. Commission Gulf Opportunity Zone Revenue Bonds, Series B, Chevron USA, Inc., 0.91%, 4/3/17 (1)	1,400	1,400

Missouri – 3.7%

Platte County Missouri IDA MFH Revenue Refunding Bonds, Wexford Place Project, (FHLMC LOC), 0.95%, 4/10/17 (1)	5,670	5,670

St. Louis Missouri City IDA Revenue Bonds, Mid-America Transplant Services, (BMO Harris Bank N.A. LOC), 0.90%, 4/3/17 (1)	1,845	1,845
		7,515

New Hampshire – 2.0%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series A2, University System of New Hampshire, 0.94%, 4/3/17 (1)	4,150	4,150

New York – 4.7%

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series BB, 2nd General Resolution, 0.79%, 4/3/17 (1)	300	300

New York City Municipal Water Finance Authority Water & Sewer System Second General Revenue Bonds, Series AA4, 0.91%, 4/3/17 (1)	1,000	1,000

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, Samaritan Medical Center, (HSBC Bank USA N.A. LOC), 0.91%, 4/10/17 (1)	5,600	5,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.2% – continued

New York – 4.7% – continued

New York State HFA Revenue Bonds, Series A, 160 Madison Avenue, (PNC Bank N.A. LOC), 0.96%, 4/3/17 (1)	$1,000	$1,000

New York State HFA Revenue Bonds, Series S, 19 India Street, (JPMorgan Chase Bank N.A. LOC), 0.88%, 4/10/17 (1)	1,500	1,500

New York State Mortgage Agency Homeowner Mortgage Revenue Bonds, Series 159 (Non AMT), 0.90%, 4/10/17 (1)	100	100
		9,500

North Carolina – 2.5%

Raleigh Durham Airport Authority Revenue Refunding Bonds, Series C, (Royal Bank of Canada LOC), 0.90%, 4/10/17 (1)	5,000	5,000

Ohio – 3.0%

Allen County Hospital Facilities Revenue Bonds, Series C, Catholic Healthcare, (MUFG Union Bank N.A. LOC), 0.93%, 4/3/17 (1)	2,000	2,000

Ohio State Special Obligation Bonds, Capital Facilities Lease Apartment, 0.88%, 4/10/17 (1)	3,000	3,000

Ohio State University Revenue Bonds, 0.87%, 4/10/17 (1)	1,100	1,100
		6,100

Pennsylvania – 6.7%

Geisinger Authority Health System Revenue Bonds, Series B, 0.87%, 4/3/17 (1)	7,700	7,700

Washington County Hospital Authority Revenue Bonds, Series B, Washington Hospital Project, (PNC Bank N.A. LOC), 0.90%, 4/3/17 (1)	6,000	6,000
		13,700

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.2% – continued

South Dakota – 1.2%

South Dakota HDA MFH Revenue Bonds, Country Meadows Apartments Project, (FHLMC LOC), 0.90%, 4/10/17 (1)	$2,500	$2,500

Tennessee – 1.5%

Sevier County Public Building Authority Revenue Bonds, Series 6-A1, Local Government Public Improvement, 0.93%, 4/10/17 (1)	3,000	3,000

Texas – 13.2%

Bexar County HFDC Revenue Bonds, Series A, El Centro Del Barrio Project, (JPMorgan Chase Bank N.A. LOC), 1.00%, 4/10/17 (1)	1,610	1,610

Harris County Cultural Education Facilities Finance Corp. Revenue Bonds, Subseries C-1, Methodist Hospital System, 0.96%, 4/3/17 (1)	3,000	3,000

Harris County HFDC Revenue Refunding Bonds, Series A-2, Methodist Hospital System, 0.96%, 4/3/17 (1)	2,900	2,900

Houston City Municipal Interest Bearing CP, (Sumitomo Mitsui Banking Corp. LOC), 0.85%, 4/13/17	4,500	4,500

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Revenue Bonds, Total Petrochemicals, (Total S.A. Gtd.), 0.92%, 4/10/17 (1)	5,000	5,000

San Antonio MFH Finance Corp. Revenue Bonds, Artisan San Pedro Apartments, (FHLMC LOC), 0.93%, 4/10/17 (1)	10,000	10,000
		27,010

Utah – 1.2%

Utah State Housing Corp. Multifamily Revenue Bonds, Series A, Florentine Villas, (FHLMC LOC),

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.2% – continued

Utah – 1.2% – continued

0.93%, 4/10/17 (1)	$2,500	$2,500

Wisconsin – 0.5%

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series C, Aurora Healthcare, (Bank of Montreal LOC), 0.90%, 4/3/17 (1)	1,000	1,000

Wyoming – 0.7%

Lincoln County PCR Refunding Bonds, Exxon Mobil Project (Non-AMT), 0.88%, 4/3/17 (1)	1,500	1,500

Municipal States Pooled Securities – 2.1%

Tender Option Bond Trust Receipts/Certificates Floater Revenue Bonds, Series 2017-XM0492, 0.94%, 4/10/17 (1)(2)	4,250	4,250
Total Municipal Investments
(Cost $202,155)		202,155

Total Investments – 99.2%
(Cost $202,155) (3)		202,155

Other Assets less Liabilities – 0.8%		1,701
NET ASSETS – 100.0%		$203,856

(1)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	The cost for federal income tax purposes was approximately $202,155,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2017

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Hospital	28.2%
Housing	21.1
Miscellaneous Revenues	9.6
University	7.7
Transportation	7.4
School	6.3
All other sectors less than 5%	19.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2017:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Money Market Fund(1)	$–	$202,155	$–	$202,155

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATIONS OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AMT - Alternative Minimum Tax

CP - Commercial Paper

EDA - Economic Development Authority

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

G.O.- General Obligation

Gtd.- Guaranteed

HFA - Housing Finance Authority

HFDC - Health Facilities Development Corp.

IDA - Industrial Development Authority

IDB - Industrial Development Board

LOC - Letter of Credit

MFH - Multifamily Housing

PCR - Pollution Control Revenue

SFM - Single Family Mortgage

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (1)

Federal Farm Credit Bank – 5.8%

FFCB Bond,
0.80%, 6/16/17	$4,000	$4,001

FFCB Discount Notes,
0.61%, 4/4/17 (2)	3,000	3,000
0.61%, 4/11/17 (2)	2,000	2,000
0.54%, 4/12/17 (2)	5,000	4,999
0.64%, 4/19/17 (2)	4,000	3,999
0.63%, 5/2/17 (2)	4,000	3,998
0.64%, 5/9/17 (2)	2,000	1,999
0.64%, 5/15/17 (2)	6,000	5,995
0.58%, 5/18/17 (2)	15,000	14,989
0.61%, 5/18/17 (2)	2,000	1,998
0.61%, 6/2/17 (2)	5,000	4,995
0.61%, 6/12/17 (2)	10,000	9,988
0.63%, 6/28/17 (2)	4,000	3,994
0.64%, 7/3/17 (2)	6,000	5,990
0.55%, 7/6/17 (2)	3,000	2,996
0.64%, 7/7/17 (2)	11,000	10,981
0.61%, 7/11/17 (2)	15,000	14,975
0.64%, 7/13/17(2)	8,000	7,986
0.64%, 7/19/17(2)	11,000	10,979
0.67%, 7/21/17(2)	15,000	14,969
0.66%, 8/3/17 (2)	8,000	7,982
0.66%, 8/4/17 (2)	5,000	4,989
0.68%, 8/4/17 (2)	43,000	42,900
0.68%, 8/8/17 (2)	9,000	8,978
0.65%, 8/9/17 (2)	44,000	43,898
0.69%, 8/10/17 (2)	38,000	37,906
0.69%, 8/11/17 (2)	13,000	12,968
0.66%, 8/15/17 (2)	4,000	3,990
0.67%, 8/16/17 (2)	12,000	11,970
0.70%, 8/16/17 (2)	40,000	39,895
0.67%, 8/18/17 (2)	2,000	1,995
0.69%, 8/18/17 (2)	50,000	49,869
0.69%, 8/23/17 (2)	37,000	36,899
0.70%, 9/7/17 (2)	6,000	5,982
0.71%, 9/7/17 (2)	15,000	14,954
0.71%, 9/8/17 (2)	15,000	14,953
0.82%, 9/11/17 (2)	17,000	16,938
0.86%, 10/30/17 (2)	17,000	16,915
0.86%, 11/16/17 (2)	25,000	24,865
0.86%, 1/26/18 (2)	40,000	39,717
0.90%, 2/6/18 (2)	23,000	22,823

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (1) – continued

Federal Farm Credit Bank – 5.8% – continued

FFCB Notes,
0.74%, 4/3/17 (3)	$50,000	$49,996
0.89%, 4/3/17 (3)	38,000	37,997
1.08%, 4/3/17 (3)	32,000	31,997
1.15%, 4/3/17 (3)	6,000	6,000
1.16%, 4/3/17 (3)	36,000	35,995
0.96%, 4/5/17 (3)	20,000	19,995
0.90%, 4/7/17 (3)	9,000	9,000
1.02%, 4/8/17 (3)	20,000	19,999
0.84%, 4/10/17 (3)	5,000	5,000
0.99%, 4/12/17 (3)	9,000	8,999
1.03%, 4/12/17 (3)	7,000	6,999
1.07%, 4/18/17 (3)	7,000	6,999
1.10%, 4/20/17 (3)	7,000	7,000
1.09%, 4/21/17 (3)	19,000	18,998
0.85%, 4/25/17 (3)	70,000	69,994
1.11%, 4/25/17 (3)	15,000	15,000
1.00%, 4/27/17 (3)	7,000	6,993
		953,178

Federal Home Loan Bank – 18.2%

FHLB Bonds,
0.57%, 4/21/17	17,000	17,000
1.00%, 12/19/17	52,000	51,996
0.88%, 3/19/18	85,000	84,894

FHLB Discount Notes,
0.54%, 4/5/17 (2)	191,000	190,989
0.55%, 4/26/17 (2)	70,000	69,973
0.56%, 4/26/17 (2)	17,000	16,993
0.58%, 5/1/17 (2)	14,000	13,993
0.56%, 5/10/17 (2)	19,000	18,989
0.55%, 5/15/17 (2)	25,000	24,983
0.56%, 5/15/17 (2)	234,000	233,843
0.56%, 5/17/17 (2)	140,000	139,900
0.56%, 5/19/17 (2)	50,000	49,963
0.58%, 5/22/17 (2)	123,000	122,900
0.56%, 5/24/17 (2)	215,000	214,823
0.58%, 5/24/17 (2)	83,000	82,930
0.57%, 5/31/17 (2)	205,000	204,807
0.58%, 6/2/17 (2)	87,000	86,913
0.59%, 6/2/17 (2)	124,000	123,876
0.58%, 6/9/17 (2)	200,000	199,778
0.78%, 6/14/17 (2)	60,000	59,904
0.78%, 6/15/17 (2)	125,000	124,797

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (1) – continued

Federal Home Loan Bank – 18.2% – continued
0.79%, 6/16/17 (2)	$337,000	$336,439
0.86%, 1/25/18 (2)	24,000	23,831
0.90%, 2/15/18 (2)	22,000	21,826

FHLB Notes,
0.79%, 4/6/17 (3)	65,000	65,000
0.86%, 4/7/17 (3)	4,000	4,000
0.88%, 4/8/17 (3)	50,000	50,000
0.97%, 4/21/17 (3)	13,000	13,000
0.94%, 4/23/17 (3)	26,000	26,000
1.07%, 4/26/17 (3)	2,000	2,000
1.05%, 5/22/17 (3)	5,000	5,000
0.89%, 5/26/17 (3)	40,000	40,000
0.90%, 6/1/17 (3)	59,000	59,000
0.93%, 6/7/17 (3)	85,000	84,996
0.97%, 6/23/17 (3)	35,000	35,000
1.03%, 6/26/17 (3)	107,000	107,002
		3,007,338

Federal Home Loan Mortgage Corporation – 3.2%

FHLMC Bonds,
0.88%, 6/16/17	9,000	9,005
0.75%, 7/14/17	15,000	15,004

FHLMC Discount Notes,
0.71%, 4/3/17 (2)	25,000	24,999
0.52%, 5/10/17 (2)	40,000	39,978
0.56%, 5/18/17 (2)	83,000	82,940

FHLMC Notes,
0.98%, 4/8/17 (3)	25,000	25,000
0.79%, 4/17/17 (3)	103,000	103,000
0.98%, 4/20/17 (4)	100,000	99,999
1.11%, 4/21/17 (3)	14,000	14,000
0.79%, 4/25/17 (3)	80,000	80,000
1.02%, 4/27/17 (4)	38,000	37,999
		531,924

Federal National Mortgage Association – 1.1%

FNMA Bond,
5.38%, 6/12/17	4,000	4,037

FNMA Discount Notes,
0.43%, 4/3/17 (2)	32,972	32,971
0.49%, 4/3/17 (2)	46,568	46,566

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 28.3% (1) – continued

Federal National Mortgage Association – 1.1% – continued
0.75%, 7/3/17 (2)	$85,848	$85,666

FNMA Note,
0.86%, 4/8/17 (3)	11,000	10,999
		180,239
Total U.S. Government Agencies
(Cost $4,672,679)		4,672,679

U.S. GOVERNMENT OBLIGATIONS – 23.7%

U.S. Treasury Bills – 2.2%
0.76%, 4/20/17 (2)	95,000	94,961
0.54%, 5/11/17 (2)	3,000	2,998
0.74%, 6/22/17 (2)	160,000	159,725
0.83%, 2/1/18 (2)	83,000	82,416
0.84%, 2/1/18 (2)	30,000	29,789
		369,889

U.S. Treasury Floating Rate Notes – 10.1%
0.86%, 4/4/17 (3)	33,000	32,997
0.92%, 4/4/17 (3)	150,000	149,969
0.95%, 4/4/17 (3)	91,000	90,982
0.96%, 4/4/17 (3)	15,000	14,999
0.97%, 4/4/17 (3)	308,000	308,377
1.05%, 4/4/17 (3)	1,057,300	1,058,916
		1,656,240

U.S. Treasury Notes – 11.4%
0.63%, 5/31/17	81,476	81,483
0.88%, 6/15/17	175,000	175,101
0.63%, 6/30/17	157,000	157,013
2.50%, 6/30/17	150,000	150,715
0.50%, 7/31/17	65,000	64,966
0.88%, 8/15/17	226,000	226,214
0.63%, 8/31/17	153,000	152,983
1.88%, 8/31/17	108,000	108,550
1.00%, 9/15/17	233,000	233,313
0.75%, 10/31/17	100,000	100,004
1.88%, 10/31/17	38,000	38,246
2.25%, 11/30/17	85,000	85,694
1.00%, 12/15/17	75,000	75,108
0.88%, 1/15/18	43,000	43,009

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 23.7% – continued

U.S. Treasury Notes – 11.4% – continued
1.00%, 2/15/18	$62,000	$62,065
0.75%, 2/28/18	72,000	71,922
2.75%, 2/28/18	50,000	50,851
		1,877,237
Total U.S. Government Obligations
(Cost $3,903,366)		3,903,366

Investments, at Amortized Cost
($8,576,045)		8,576,045

REPURCHASE AGREEMENTS – 47.8%

Joint Repurchase Agreements – 0.3% (5)(6)

Bank of America Securities LLC, dated 3/31/17, repurchase price $22,794 0.50%, 4/7/17	22,792	22,792

Societe Generale, New York Branch, dated 3/31/17, repurchase price $22,795 0.78%, 4/7/17	22,791	22,791
		45,583

Repurchase Agreements – 47.5% (7)

Bank of America N.A., dated 3/31/17, repurchase price $640,045 0.83%, 4/3/17	640,000	640,000

Bank of Montreal, dated 3/31/17, repurchase price $450,297 0.54%, 4/7/17	450,000	450,000

BNP Paribas S.A., dated 3/31/17, repurchase price $530,036 0.80%, 4/3/17	530,000	530,000

Citigroup Global Markets, Inc., dated 3/31/17, repurchase price $75,959 0.80%, 4/3/17	75,954	75,954

Federal Reserve Bank of New York, dated 3/31/17, repurchase price $5,040,315 0.75%, 4/3/17	5,040,000	5,040,000

Goldman Sachs & Co., dated 3/31/17, repurchase price $445,029 0.80%, 4/3/17	445,000	445,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 47.8% – continued

Repurchase Agreements – 47.5% (7) – continued

Societe Generale, New York Branch, dated 3/30/17, repurchase price $250,038 0.78%, 4/6/17	$250,000	$250,000

Societe Generale, New York Branch, dated 3/31/17, repurchase price $395,026 0.79%, 4/3/17	395,000	395,000
		7,825,954
Total Repurchase Agreements
(Cost $7,871,537)		7,871,537

Total Investments – 99.8%
(Cost $16,447,582) (8)		16,447,582

Other Assets less Liabilities – 0.2%		34,359
NET ASSETS – 100.0%		$16,481,941

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk, and/or credit risk.
(4)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(5)	Interest rates are reset daily and interest is payable monthly.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$20	3.63%	2/15/44
U.S. Treasury Notes	$46,421	0.13% – 1.63%	1/15/18 – 4/15/19

Total	$46,441

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued	MARCH 31, 2017

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLB	$133	5.50%	7/15/36
FHLMC	$61,674	4.50% – 6.25%	7/15/32 – 5/1/44
FNMA	$934,605	1.13% – 7.25%	10/1/17 – 2/1/46
GNMA	$177,118	3.00% – 6.00%	10/15/32 – 10/20/64
U.S. Treasury Bills	$84,642	0.00%	4/13/17 – 9/14/17
U.S. Treasury Bonds	$1,594,493	0.00% – 8.75%	8/15/20 – 2/15/46
U.S. Treasury Notes	$5,040,665	0.13% – 2.50%	4/30/17 – 2/15/27
Total	$7,893,330

(8)	The cost for federal income tax purposes was approximately $16,447,582,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2017:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Money Market Fund (1)	$–	$16,447,582	$–	$16,447,582

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.3% (1)

Federal Farm Credit Bank – 14.3%

FFCB Discount Notes, 0.51%, 4/3/17 (2)	$25,000	$24,999
0.61%, 4/4/17 (2)	4,000	4,000
0.61%, 4/11/17 (2)	2,000	2,000
0.60%, 4/19/17 (2)	5,000	4,998
0.64%, 4/19/17 (2)	4,000	3,999
0.64%, 4/27/17 (2)	2,000	1,999
0.63%, 5/2/17 (2)	4,000	3,998
0.64%, 5/9/17 (2)	2,000	1,999
0.64%, 5/15/17 (2)	7,000	6,995
0.61%, 5/18/17 (2)	2,000	1,998
0.61%, 6/2/17 (2)	5,000	4,995
0.66%, 6/21/17 (2)	5,000	4,993
0.64%, 7/3/17 (2)	5,000	4,992
0.55%, 7/6/17 (2)	3,000	2,996
0.64%, 7/7/17 (2)	10,000	9,983
0.64%, 7/13/17 (2)	7,000	6,987
0.67%, 7/21/17 (2)	6,000	5,988
0.67%, 7/28/17 (2)	10,000	9,978
0.66%, 8/3/17 (2)	7,000	6,984
0.66%, 8/4/17 (2)	5,000	4,989
0.68%, 8/4/17 (2)	5,000	4,989
0.68%, 8/8/17 (2)	6,000	5,986
0.69%, 8/10/17 (2)	8,000	7,980
0.69%, 8/11/17 (2)	3,000	2,992
0.66%, 8/15/17 (2)	3,000	2,993
0.67%, 8/18/17 (2)	2,000	1,995
0.69%, 8/23/17 (2)	8,000	7,978
0.70%, 9/7/17 (2)	3,000	2,991
0.71%, 9/7/17 (2)	6,000	5,982
0.71%, 9/8/17 (2)	6,000	5,981
0.69%, 10/5/17 (2)	10,000	9,965
0.71%, 10/12/17 (2)	2,000	1,992
0.90%, 2/6/18 (2)	5,000	4,962

FFCB Notes, 0.74%, 4/3/17 (3)	10,000	9,999
0.89%, 4/3/17 (3)	8,000	7,999
1.08%, 4/3/17 (3)	33,000	32,997
1.15%, 4/3/17 (3)	1,000	1,000
1.16%, 4/3/17 (3)	5,000	4,999
0.82%, 4/4/17 (4)	18,000	18,000
1.01%, 4/4/17 (3)	6,000	5,999
0.96%, 4/5/17 (3)	21,000	20,995

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.3% (1) – continued

Federal Farm Credit Bank – 14.3% – continued
0.96%, 4/6/17 (3)	$6,000	$6,000
0.90%, 4/7/17 (3)	10,000	10,000
1.02%, 4/8/17 (3)	6,000	6,000
0.84%, 4/10/17 (3)	10,000	10,000
0.99%, 4/12/17 (3)	8,000	7,999
1.03%, 4/12/17 (3)	8,000	7,999
0.84%, 4/17/17 (3)	62,000	62,010
1.07%, 4/18/17 (3)	8,000	7,999
1.10%, 4/20/17 (3)	8,000	8,000
1.09%, 4/21/17 (3)	20,000	19,998
1.01%, 4/22/17 (3)	27,000	26,979
1.00%, 4/27/17 (3)	7,000	6,993
		468,621

Federal Home Loan Bank – 26.1%

FHLB Bonds, 0.57%, 4/21/17	16,000	16,000
4.88%, 5/17/17	6,000	6,032
0.88%, 5/24/17	23,000	23,009
0.63%, 5/30/17	26,000	26,002
1.00%, 12/19/17	12,000	11,999
0.88%, 3/19/18	17,000	16,979

FHLB Discount Notes, 0.54%, 4/5/17 (2)	43,000	42,997
0.58%, 5/1/17 (2)	13,000	12,994
0.56%, 5/10/17 (2)	4,000	3,997
0.57%, 5/10/17 (2)	35,000	34,979
0.56%, 5/12/17 (2)	50,000	49,969
0.55%, 5/15/17 (2)	5,000	4,997
0.56%, 5/15/17 (2)	57,000	56,962
0.56%, 5/17/17 (2)	30,000	29,979
0.56%, 5/19/17 (2)	50,000	49,963
0.58%, 5/22/17 (2)	28,000	27,977
0.56%, 5/24/17 (2)	45,000	44,963
0.58%, 5/24/17 (2)	17,000	16,986
0.56%, 5/26/17 (2)	57,000	56,951
0.57%, 5/31/17 (2)	45,000	44,956
0.66%, 5/31/17 (2)	13,000	12,987
0.58%, 6/2/17 (2)	18,000	17,982
0.59%, 6/2/17 (2)	26,000	25,974
0.58%, 6/9/17 (2)	10,000	9,989
0.78%, 6/14/17 (2)	10,000	9,984
0.78%, 6/15/17 (2)	25,000	24,959
0.79%, 6/16/17 (2)	21,000	20,965

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.3% (1) – continued

Federal Home Loan Bank – 26.1% – continued
0.86%, 1/25/18 (2)	$5,000	$4,965
0.90%, 2/15/18 (2)	4,000	3,968

FHLB Notes, 0.86%, 4/7/17 (3)	5,000	5,000
0.97%, 4/21/17 (3)	19,000	19,000
0.99%, 4/25/17 (4)	30,000	30,000
1.07%, 4/26/17 (3)	3,000	3,000
1.05%, 5/22/17 (3)	10,000	10,000
0.89%, 5/26/17 (3)	40,000	40,000
0.90%, 6/1/17 (3)	13,000	13,000
0.93%, 6/7/17 (3)	5,000	5,000
0.97%, 6/23/17 (3)	15,000	15,000
1.03%, 6/26/17 (3)	6,000	6,000
		856,464

Tennessee Valley Authority – 6.9%

TVA Bond, 5.50%, 7/18/17	7,000	7,100

TVA Discount Note, 0.76%, 4/11/17 (2)	220,000	219,954
		227,054
Total U.S. Government Agencies
(Cost $1,552,139)		1,552,139

U.S. GOVERNMENT OBLIGATIONS – 20.8%

U.S. Treasury Bills – 4.9%
0.76%, 4/20/17 (2)	25,000	24,990
0.54%, 5/11/17 (2)	78,000	77,954
0.74%, 6/22/17 (2)	30,000	29,948
0.83%, 2/1/18 (2)	19,000	18,866
0.84%, 2/1/18 (2)	7,000	6,951
		158,709

U.S. Treasury Floating Rate Notes – 6.2%
0.86%, 4/4/17 (3)	16,000	15,999
0.92%, 4/4/17 (3)	20,000	19,996
0.95%, 4/4/17 (3)	21,000	20,996
0.96%, 4/4/17 (3)	43,000	43,065
0.97%, 4/4/17 (3)	56,000	56,070
1.05%, 4/4/17 (3)	48,000	48,014
		204,140

U.S. Treasury Notes – 9.7%
0.63%, 5/31/17	57,000	57,005
0.88%, 6/15/17	45,000	45,027

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 20.8% – continued

U.S. Treasury Notes – 9.7% – continued
0.63%, 6/30/17	$8,000	$8,001
0.88%, 8/15/17	49,000	49,046
0.63%, 8/31/17	33,000	32,996
1.88%, 8/31/17	26,000	26,132
1.00%, 9/15/17	7,000	7,007
0.75%, 10/31/17	10,000	10,000
1.88%, 10/31/17	8,000	8,052
2.25%, 11/30/17	15,000	15,122
1.00%, 12/15/17	15,000	15,022
0.88%, 1/15/18	9,000	9,002
1.00%, 2/15/18	12,000	12,013
0.75%, 2/28/18	14,000	13,985
2.75%, 2/28/18	10,000	10,170
		318,580
Total U.S. Government Obligations
(Cost $681,429)		681,429

Investments, at Amortized Cost
( $2,233,568)		2,233,568

REPURCHASE AGREEMENTS – 32.1%

Repurchase Agreements – 32.1% (5)

Bank of America N.A., dated 3/31/17, repurchase price $405,028 0.83%, 4/3/17	405,000	405,000

Citigroup Global Markets, Inc., dated 3/31/17, repurchase price $5,288 0.80%, 4/3/17	5,288	5,288

JPMorgan Securities LLC, dated 3/31/17, repurchase price $350,023 0.80%, 4/3/17	350,000	350,000

Mizuho Securities USA, Inc., dated 3/31/17, repurchase price $295,020 0.81%, 4/3/17	295,000	295,000
		1,055,288
Total Repurchase Agreements
(Cost $1,055,288)		1,055,288

Total Investments – 100.2%
(Cost $3,288,856) (6)		3,288,856

Liabilities less Other Assets – (0.2%)		(7,789)
NET ASSETS – 100.0%		$3,281,067

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity, interest rate risk, and/or credit risk.
(4)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$234,264	2.50% – 3.50%	11/1/31 – 2/1/47
FNMA	$473,457	2.50% – 3.50%	7/1/24 – 1/1/47
GNMA	$13,279	3.50% – 4.00%	3/15/46 – 9/20/46
U.S. Treasury Bonds	$5,394	4.75%	2/15/41
U.S. Treasury Notes	$357,001	1.13% – 4.00%	8/15/18 – 5/15/26

Total	$1,083,395

(6)	The cost for federal income tax purposes was approximately $3,288,856,000.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2017:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Money Market Fund (1)	$–	$3,288,856	$–	$3,288,856

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

TVA - Tennessee Valley Authority

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2017, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

The Money Market Fund and Municipal Money Market Fund seek to qualify as Retail money market funds in accordance with criteria established by the Securities and Exchange Commission. The U.S. Government Money Market Fund and the U.S. Government Select Money Market Fund seek to qualify as Government money market funds in accordance with criteria established by the Securities and Exchange Commission.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under the terms of a master repurchase agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and liquidity feature which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2017

daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Funds may be delayed or limited. Certain Funds have entered into such repurchase agreements at March 31, 2017, as reflected in their accompanying Schedule of Investments.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), U.S. Government Money Market Fund and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreements with the Funds and does not collect any additional fees from the Funds for such services. The U.S. Government Money Market Fund has entered into such joint repurchase agreements at March 31, 2017, as reflected in its accompanying Schedule of Investments.

The Funds may enter into transactions subject to enforceable netting arrangements (“netting arrangements”) under a repurchase agreement. Generally, netting arrangements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty. In addition, netting arrangements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of March 31, 2017, the Funds have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following tables present the repurchase agreements, which are subject to netting arrangements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT

Money Market	Citigroup	$66	$(66)	$-

	Total	$66	$(66)	$-

U.S. Government Money Market	Bank of America	$662,792	$(662,792)	$-

	Bank of Montreal	450,000	(450,000)	–

	BNP Paribas	530,000	(530,000)	–

	Citigroup	75,954	(75,954)	–

	Federal Reserve	5,040,000	(5,040,000)	–

	Goldman Sachs	445,000	(445,000)	–

	Societe Generale	667,791	(667,791)	–

	Total	$7,871,537	$(7,871,537)	$–

U.S. Government Select Money Market	Bank of America	$405,000	$(405,000)	$–

	Citigroup	5,288	(5,288)	–

	JPMorgan	350,000	(350,000)	–

	Mizuho	295,000	(295,000)	–

	Total	$1,055,288	$(1,055,288)	$–

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain Funds may receive dividend income, if any, from investment companies. Dividend income is recognized on the ex-dividend date. The Municipal

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Money Market Fund’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all the Funds in the Trust in proportion to each Fund’s relative net assets.

F) LIQUIDITY FEES AND REDEMPTION GATES For the Money Market Fund and Municipal Money Market Fund only, each Fund may impose a liquidity fee of up to 2% on redemptions from the Fund or temporarily restrict redemptions from the Fund for up to 10 business days in any given 90-day period (a “redemption gate”) in the event that the Fund’s weekly liquid assets fall below the following thresholds:

30% weekly liquid assets – If a Fund’s weekly liquid assets fall below 30% of the Fund’s total assets as of the end of a business day, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2% of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that the weekly liquid assets of the Fund fall below 30% of the total assets.

10% weekly liquid assets – If a Fund’s weekly liquid assets fall below 10% of the Fund’s total assets as of the end of a business day, the Fund will impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interest of the Fund.

If a Fund imposes a redemption gate, the Fund and the Fund’s authorized intermediaries will not accept redemption orders until the Fund has notified shareholders that the redemption gate has been lifted.

Liquidity fees and redemption gates may be terminated at any time at the discretion of the Board. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30% or more of its total assets in weekly liquid assets. A Fund may only suspend redemptions for up to 10 business days in any 90-day period.

Liquidity fees would generally be used to assist the Funds to stem redemptions during times of market stress.

A liquidity fee imposed by a Fund will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to the redemption.

If a Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund reserves the right to permanently suspend redemptions and liquidate if the Board determines that it is not in the best interests of the Fund to continue operating.

Liquidity fees, if any, are included in “Payments for Shares Redeemed” in Note 7—Capital Share Transactions. No liquidity fees or redemption gates were imposed by the Money Market Fund or Municipal Money Market Fund during the fiscal year ended March 31, 2017.

G) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the net asset value (“NAV”) of the Funds.

At March 31, 2017, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES	CAPITAL STOCK
Money Market	$909	$(1,045)	$136
Municipal Money Market	187	(278)	91
U.S. Government Money Market	9	(9)	–
U.S. Government Select Money Market	7	(7)	–

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Fund’s ability to utilize capital loss carry-

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2017

forwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD

Municipal Money Market	$66

At March 31, 2017, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*

Money Market	$–	$163

Municipal Money Market	124	–

U.S. Government Money Market	–	4,658

U.S. Government Select Money Market	–	983

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$–	$9,311	$71

Municipal Money Market	2,750	208	622

U.S. Government Money Market	–	10,904	–

U.S. Government Select Money Market	–	4,494	–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Money Market	$–	$2,420	$5

Municipal Money Market	441	144	469

U.S. Government Money Market	–	261	–

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

U.S. Government Select Money Market	$–	$447	$–

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2017, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. Effective April 1, 2017, the Service Plan was amended to permit an annual rate up to 0.15 percent of the average daily net assets of the Funds. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2017.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2017.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds entered into a $250,000,000 senior unsecured revolving credit facility on November 23, 2015, which expired on November 21, 2016 and was administered by Citibank, N.A., for liquidity and other purposes (the “Prior Credit Facility”). The interest rate charged under the Prior Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Prior Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Prior Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Prior Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2017.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2017, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEE	EXPENSE LIMITATIONS

Money Market	0.33%	0.35%

Municipal Money Market	0.33%	0.35%

U.S. Government Money Market	0.33%	0.35%

U.S. Government Select Money Market	0.33%	0.35%

The contractual reimbursement arrangements described above are expected to continue for the U.S. Government Money Market Fund and U.S. Government Select Money Market Fund until at least July 31, 2017 and are expected to continue for the Money Market Fund and Municipal Money Market Fund until at least October 14, 2017. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of a Fund from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2017, NTI voluntarily reimbursed fees for the Money Market Fund and Municipal Money Market Fund. The amounts voluntarily reimbursed by NTI are included in Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations and the amounts outstanding at March 31, 2017 are included as part of Receivable from affiliates for expense reimbursements in the Statements of Assets and Liabilities. Any such reimbursement or waiver is paid monthly to the Funds by NTI.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22,

MONEY MARKET PORTFOLIOS	32	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2017

2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended March 31, 2017, the following Funds engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES*

Money Market	$357,535	$(312,770)

Municipal Money Market	2,507,847	(3,458,445)

*	During the fiscal year ended March 31, 2017, the realized gain (loss) associated with these transactions was zero.

On June 26, 2015, Northern Trust Corporation, the parent company of NTI, voluntarily made a cash contribution of approximately $8,190,000 to the Money Market Fund to offset legacy capital net losses realized by the Money Market Fund in certain securities. The contribution is shown on the Money Market Fund’s Statements of Changes in Net Assets and Financial Highlights as “Net increase from payment by affiliate”. On December 15, 2016, Northern Trust Corporation made capital contributions of approximately $136,000 and $91,000 to the Money Market Fund and Municipal Money Market Fund, respectively, in order to maintain the Funds’ NAV at a $1.00 per share. These contributions are shown on the Money Market Fund’s and Municipal Money Market Fund’s Statements of Operations, Statements of Changes in Net Assets and Financial Highlights as “Net increase from payment by affiliate”.

Northern Trust will return to the Funds the full amount of the return that Northern Trust receives on a Fund’s uninvested cash resulting from Northern Trust client custody sweep, the return is based on the application of the Federal Reserve’s Interest Rate on Excess Reserves. These amounts are shown on the Money Market Fund’s and U.S. Government Money Market Fund’s Statements of Operations as “Income from affiliates”.

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

Money Market	$10,838,074	$1,849	$(18,237,189)	$(7,397,266)

Municipal Money Market	9,444,586	310	(14,901,055)	(5,456,159)

U.S. Government Money Market	46,902,533	3,293	(33,783,675)	13,122,151

U.S. Government Select Money Market	15,268,187	972	(15,876,075)	(606,916)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

Money Market	$27,672,691	$529	$(28,964,626)	$(1,291,406)

Municipal Money Market	23,659,801	138	(24,273,238)	(613,299)

U.S. Government Money Market	7,286,627	130	(5,690,673)	1,596,084

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2017

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS

U.S. Government Select Money Market	$12,973,604	$92	$(12,445,433)	$528,263

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

9. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X is August 1, 2017 while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), four separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2017

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TAX AND DISTRIBUTION INFORMATION	MARCH 31, 2017 (UNAUDITED)

During the fiscal year ended March 31, 2017, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: Municipal Money Market 92.98%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person as Qualified Interest Income (QII), for tax years after December 31, 2004. The following funds designated QII for the fiscal year ended March 31, 2017: The Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund.

The Funds designate the maximum amount required to be distributed as long-term capital gain under Internal Revenue Code Section 852(b)(2)(3).

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2016, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN

Money Market	0.000053
Municipal Money Market	0.000165

DISTRIBUTION CONSIDERATIONS (ALL FUNDS)

DISTRIBUTION CALCULATION: Maturity Distribution is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations.

MATURITY DISTRIBUTION: The data is measured using the lower of the stated maturity date or next interest rate reset date.

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2017 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/2016 - 3/31/2017” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.26%	$1,000.00	$1,002.50	$1.30
Hypothetical**	0.26%	$1,000.00	$1,023.64	$1.31

MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.08%	$1,000.00	$1,004.50	$0.40
Hypothetical**	0.08%	$1,000.00	$1,024.53	$0.40

U.S. GOVERNMENT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.35%	$1,000.00	$1,000.90	$1.75
Hypothetical**	0.35%	$1,000.00	$1,023.19	$1.77

U.S. GOVERNMENT SELECT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.35%	$1,000.00	$1,001.00	$1.75
Hypothetical**	0.35%	$1,000.00	$1,023.19	$1.77

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 67 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 60 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 60 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 60 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Trustee of Rush University Medical Center since November 2009;

•  Director, Miami Corporation since November 2015.

• None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow since 2016;

•  Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUNDS

MONEY MARKET FUND1,2,3,4,5,7

MUNICIPAL MONEY MARKET FUND1,2,3,4,5,7

U.S. GOVERNMENT MONEY

    MARKET FUND1,2,3,6

U.S. GOVERNMENT SELECT

    MONEY MARKET FUND1,2,3,6

INVESTMENT CONSIDERATIONS

1 Interest Rate Risk: During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher.

2 Money Market Risk: You could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

3 Stable NAV Risk: The Fund may be unable to maintain a NAV per share price of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

4 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

5 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

6 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

7 Liquidity Fee and Redemption Gate Risk: The Fund may impose a “liquidity fee” (up to 2 percent) or a “redemption gate” that temporarily restricts a shareholder’s ability to sell shares for up to 10 business days if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

ACTIVE M/MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

23	ACTIVE M EMERGING MARKETS EQUITY FUND (formerly known as the Multi-Manager Emerging Markets Equity Fund)
Ticker Symbol: NMMEX

31	ACTIVE M INTERNATIONAL EQUITY FUND (formerly known as the Multi-Manager International Equity Fund)
Ticker Symbol: NMIEX

39	ACTIVE M U.S. EQUITY FUND
Ticker Symbol: NMUSX

43	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Ticker Symbol: NMFIX

46	MULTI-MANAGER GLOBAL REAL ESTATE FUND
Ticker Symbol: NMMGX

FIXED INCOME FUNDS

49	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Ticker Symbol: NMEDX

61	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Ticker Symbol: NMHYX

86	NOTES TO THE FINANCIAL STATEMENTS

101	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

102	TAX INFORMATION

103	FUND EXPENSES

105	TRUSTEES AND OFFICERS

109	APPROVAL OF MANAGEMENT AND SUB-ADVISORY AGREEMENTS

115	INVESTMENT CONSIDERATIONS

116	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds summary prospectus or prospectus, which contains more complete information about the Northern Funds’ investment objectives, risks, fees and expenses. Investors are reminded to read a summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M EMERGING MARKETS EQUITY FUND (formerly known as Multi-Manager Emerging Markets Fund)	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Buoyed by strong earnings forecasts and discounted valuations relative to their developed market peers, emerging markets demonstrated tremendous resiliency over the 12-month period ended March 31, 2017. Despite experiencing a decline in the fourth quarter of 2016, the MSCI Emerging Markets Index returned 17.21% for the 12-month period ended March 31, 2017. Better than expected data regarding U.S. growth rates and hawkish commentary from the U.S. Federal Reserve (“Fed”), historically reasons for concern with regard to emerging markets, did little to slow investor appetite for emerging market stocks over the first quarter of 2017. During the 12-month period, the value style slightly outperformed growth, while high beta, market-sensitive stocks were in favor. From a country perspective, commodity-exposed countries such as Russia and Brazil led performance due to the broad recovery in commodity prices. Information technology, as well as cyclical areas such as energy and materials, were top-performing sectors in the period, while health care and real estate lagged.

The Active M Emerging Markets Equity Fund outperformed over the reporting period, returning 19.75% versus 17.21% for the MSCI Emerging Markets Index. Both stock selection and sector allocation decisions contributed to performance. Stock selection in materials, energy, financials and consumer discretionary were primary drivers of results, while an overweight allocation to technology and underweights to health care and utilities also added value. From a country/regional perspective, areas of strength included Pacific ex-China, Brazil and South Africa. An underweight to China, largely driven by sub-adviser Westwood Global Investments, LLC (“Westwood”), detracted from results. Mexico also represented a headwind, due to both stock selection and an overweight allocation.

During the reporting period, the Fund was restructured, resulting in the removal of two subadvisers. All three remaining subadvisers added value over the 12-month period, with Westwood leading returns. Westwood fully participated in the commodity rally, which was driven by an improved outlook for global growth and favorable supply/demand dynamics. Axiom International Investors LLC’s opportunistic growth strategy benefited from stock selection, most notably within energy and technology issues. PanAgora Asset Management, Inc.’s active quantitative approach resulted in an overweight to Asian companies with lower price-to-book multiples, which contributed positively to performance.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 11/19/08
ACTIVE M EMERGING MARKETS EQUITY FUND	19.75%	0.76%	1.25%	12.20%
MSCI EMERGING MARKETS INDEXSM	17.21	1.18	0.80	10.96

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 115.

ACTIVE M/MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M INTERNATIONAL EQUITY FUND (formerly known as Multi-Manager International Equity Fund)	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended March 31, 2017, non-U.S. equity markets rose to 13.14% as measured by the MSCI ACWI® ex-USA Index, lagging both U.S. and emerging markets. Ongoing political uncertainty, including from Brexit and the upcoming elections in core European countries, as well as notable shifts in Japanese monetary policy, pared back returns relative to other regions for much of the period. However, these headwinds were offset by accelerating and widespread global economic growth during the second half of the period. From a style perspective, value stocks came back strongly into favor after a prolonged period of weaker results. High beta and high yield stocks were also areas of strength. Commodity-exposed sectors benefited from the recovery in commodity prices, with the energy and materials sectors leading performance, while defensive areas of the market such as real estate and telecommunication services lagged. From a country perspective, Australia and Spain were top performers, while the UK lagged, partly due to the sizeable drop in the British pound post-Brexit vote.

The Active M International Equity Fund lagged its benchmark, the MSCI World ex-USA IM Index, over the reporting period, returning 8.27% versus 11.87%. Much of the underperformance was attributable to the fourth quarter of 2016, when the Fund’s off-benchmark exposure to emerging markets detracted from results. Conversely, a rebound in emerging markets in early 2017 contributed positively to the Fund’s performance. For the 12-month period, materials, energy and health care were the Fund’s primary areas of weakness, driven by stock selection in North America and Japan. Subadviser WCM Investment Management faced headwinds in the second half of 2016 as their style was out of favor, with small caps outperforming large caps, low quality outperforming high quality and value outperforming growth.

The Fund was restructured in late June 2016, adding sub-advisers Cambiar Investors, LLC, Causeway Capital Management LLC, and Victory Capital Management Inc.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 06/22/06
ACTIVE M INTERNATIONAL EQUITY FUND	8.27%	3.04%	0.16%	1.79%
MSCI WORLD EX-US IM	11.87	5.69	1.37	2.90
MSCI ACWI® EX-USA	13.14	4.36	1.35	3.39

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI® Ex-USA Index is a free-float adjusted market capitalization weighted index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

MSCI World ex-USA IM Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets. It captures large, mid and small cap representation across 22 developed markets, excluding the United States, and covers approximately 99% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 115.

NORTHERN FUNDS ANNUAL REPORT	3	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M U.S. EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. equities, as measured by the Russell 3000® Index, returned 18.07% over the 12-month period ended March 31, 2017. Small-cap stocks led the way, returning 26.22%, while large-cap stocks were up 17.43%. From a sector perspective, cyclicals outpaced more defensive areas as financials, information technology, materials and industrials were the best performers. Energy and health care posted low double-digit returns while other defensive sectors saw single-digit growth. While growth stocks outperformed in the first quarter of 2017, value stocks outperformed notably for the trailing 12 months ended March 31, 2017.

The Active M U.S. Equity Fund was launched on May 5, 2016. Since its inception, the Fund has lagged the Russell 3000 Index, with a return of 14.83% versus 18.36% for the benchmark. The Fund’s underweight to financials created a headwind as the sector rose sharply following the November 2016 U.S. presidential election. Stock selection within the sector also detracted, largely due to the Fund’s underweight to banks, the top-performing industry within financials. The Fund’s positioning with respect to information technology also detracted from relative results. While an overweight to the sector added value, stock selection detracted, due in large part to an underweight to the largest stock and best performer for the period within information technology.

Since the Fund’s inception, small cap subadviser Granite Investment Partners, LLC (“Granite”) outperformed the Russell 3000® Index as small caps rallied, although Granite’s portfolio trailed its respective benchmark, the Russell 2000® Index. With respect to the other three subadvisers, Delaware Investments Fund Advisers, The London Company of Virginia and Polen Capital Management, LLC each lagged their respective benchmark during the period. While past performance is no guarantee of future results, each subadviser has a track record of adding value in its respective area of expertise, and the results are not outside of expectations given the volatility in the markets over the brief period since the Fund’s inception.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	SINCE INCEPTION 5/5/16
ACTIVE M U.S. EQUITY FUND	14.83%
RUSSELL 3000® INDEX	18.36

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The Russell 3000® Index is a free float-adjusted market capitalization index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 115.

ACTIVE M/MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

ACTIVE M/MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global listed infrastructure, as measured by the S&P Global Infrastructure Index, returned 11.68% for the 12-month reporting period ended March 31, 2017. Energy and rails were two of the strongest segments of the infrastructure market, while marine ports and multi-utilities lagged. On a regional basis, North America and emerging markets performed well, while Japan was the bottom-performing country.

The Multi-Manager Global Listed Infrastructure Fund outperformed the S&P Global Infrastructure Index for the annual reporting period, returning 12.96% versus 11.68% for the Index. The Fund’s holdings in North America, particularly within rails, contributed significantly to performance. Emerging markets and the Pacific region also added value, due to a combination of stock selection and country weightings. Results in Europe were less favorable, as positions in cable & satellite and electric utilities underperformed. Throughout the period, the Fund maintained an overweight allocation to Continental Europe, primarily driven by subadviser Lazard Asset Management LLC (“Lazard”), which has invested across numerous sectors including toll roads, regulated gas & electric utilities, airports and satellite companies. Lazard added value for the period primarily on the strength of stock selection within rails, which rallied on expectations of an improving economy under the Trump administration.

During the month of December 2016, Maple-Brown Abbott Limited (“MBA”) replaced a former sub-adviser. MBA manages a high conviction, concentrated portfolio focusing on companies that have a high degree of inflation protection, low cash flow volatility and strong corporate governance and management expertise. Since being added to the Fund, MBA has slightly lagged the Index, due largely to stock selection within both the oil & gas storage & transportation and gas utilities segments.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION 9/18/12
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	12.96%	3.74%	9.29%
S&P GLOBAL INFRASTRUCTURE INDEX	11.68	4.30	7.98

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 115.

NORTHERN FUNDS ANNUAL REPORT	5	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global equity markets posted strong returns for the 12-month period ended March 31, 2017. Global real estate securities lagged during this period, as investors became concerned about the impact of rising interest rates on the asset class. During the period, global real estate securities as measured by the FTSE® EPRA®/NAREIT® Global Index (“Index”) returned a modest 2.06%. The United Kingdom faced double-digit declines on Brexit concerns. Continental Europe and Japan also declined over this period. The strongest performing regions were Asia Pacific ex-Japan and emerging markets. Economically sensitive property types such as the industrial, hotel and office segments led returns, while self-storage and retail experienced losses. The health care and residential segments also delivered positive results.

The Multi-Manager Global Real Estate Fund returned 2.72% for the 12-month period ended March 31, 2017, outperforming the 2.06% return of the Index. Security selection added value, led by office and industrial holdings. The impact from allocations by property type was negligible. From a regional/country allocation perspective, a notable underweight to emerging markets detracted from results, while overweights to Pacific ex-Japan and North America added value.

Sub-adviser Brookfield Investment Management Inc. (“Brookfield”) drove the Fund’s positive performance over the 12-month period. Their concentrated and higher risk portfolio benefited from strong security selection, particularly within Pacific ex-Japan and North America. Brookfield added value across nearly all sectors, with the exception of retail, where security selection detracted from performance. Sub-adviser Delaware Investments Fund Advisers (“Delaware”) performed in line with the Index, despite a lack of direct exposure to emerging markets, which outperformed during the reporting period. Delaware’s relative value approach led to an underweight in health care and an overweight to the residential segment.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 11/19/08
MULTI-MANAGER GLOBAL REAL ESTATE FUND	2.72%	4.51%	6.27%	13.65%
FTSE®EPRA®/NAREIT® GLOBAL INDEX	2.06	5.09	6.86	13.89

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

The FTSE®EPRA®/NAREIT® Global Index is a free-float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 115.

ACTIVE M/MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

ACTIVE M/MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging market debt continued to experience a high level of volatility during the 12-month reporting period ended March 31, 2017. The Multi-Manager Emerging Markets Debt Opportunity Fund is constructed to provide exposure to a blend of local and external currency-denominated emerging market sovereign debt, as well as opportunistic investments in emerging market corporate bonds. During the reporting period, emerging market local bonds posted a positive return of approximately 5.5%. External debt, or debt denominated in U.S. dollars or euros, posted a return of approximately 8.9%. The Fund is benchmarked to a blended index that is equally divided between the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index and the JP Morgan GBI-EM Index Global Diversified Index.

The Multi-Manager Emerging Markets Debt Opportunity Fund returned 6.32% for the 12-month period ended March 31, 2017, compared with the blended benchmark return of 7.26%. Much of the Fund’s underperformance occurred during the last two quarters of the 12-month period ended March 31, 2017, when the Fund’s overall risk-neutral profile detracted from relative results. This positioning underperformed the benchmark as the market rallied and lower quality outperformed higher quality, despite both local and external debt volatility surrounding the U.S. election, Federal Reserve rate hikes, Brexit fallout and European elections.

During the first quarter of 2017, the Fund made a subadviser change, with Ashmore Investment Management Limited (“Ashmore”) replacing a former sub-adviser. The Fund is currently constructed with two subadvisers, Ashmore and BlueBay Asset Management LLP (“BlueBay”). Ashmore is an emerging debt specialist with a value-driven approach, utilizing a top-down active management process that focuses on forward-looking global analysis complemented by bottom-up credit research. BlueBay’s fundamental process focuses on bottom-up country analysis and selection, while employing a relative value analysis to assess risk management trade-offs.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	THREE YEAR	SINCE INCEPTION 12/3/13
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	6.32%	–0.61%	0.21%
50% JP MORGAN EMBI GLOBAL DIVERSIFIED AND 50% JP MORGAN GBI-EM GLOBAL DIVERSIFIED	7.26	1.76	2.64
JP MORGAN EMBI GLOBAL DIVERSIFIED	8.92	6.23	7.12
JP MORGAN GBI-EM GLOBAL DIVERSIFIED	5.47	–2.68	–1.81

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely weighted USD-denominated emerging markets sovereign bond index. The EMBI Global Diversified has the same instrument composition as the market-capitalization weighted EMBI Global, which includes USD-denominated fixed and floating rate instruments issued by sovereign and quasi-sovereign entities. The EMBI Global Diversified limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond-Emerging Market Index Global Diversified (GBI-EM Global Diversified) tracks the performance of local currency debt issued by emerging market governments. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 115.

NORTHERN FUNDS ANNUAL REPORT	7	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high-yield bond market posted a significant gain for the 12-month period ended March 31, 2017, as reflected in the return, or 16.87% as measured by the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (“Index”) over the period. After posting sharp declines the previous period, the energy industry was a significant driver of market returns, with a gain of almost 38%. The basic materials industry also saw strong returns over the 12-month period. From a quality perspective, lower quality issues led the market, with the CCC & below market segment returning 38.3% for the period, versus 17.2% for the B-rated market segment and 11.4% for BB-rated issues.

For the 12-month period ended March 31, 2017, the Multi-Manager High Yield Opportunity Fund returned 17.41%, versus 16.87% for the Index.

The Fund’s overweight to CCC & below rated issues contributed to returns, largely driven by subadviser DDJ Capital Management, LLC (“DDJ”). DDJ also benefited from strong issue selection, particularly within the basic materials industry. Nomura Corporate Research, a subadviser added to the Fund in June 2016, also generated positive returns, helped by selection in and an overweight to the energy industry. Conversely, Neuberger Berman Investment Advisers LLC’s more conservative stance did not fare as well in the strong market environment. Lastly, the Fund’s off-benchmark exposure detracted, particularly early in the reporting period.

PORTFOLIO MANAGER

CHRISTOPHER E. VELLA With Northern Trust since 2004

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION 9/23/09
MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	17.41%	4.03%	6.21%	7.38%
BofA MERRILL LYNCH U.S. HY MASTER II CONSTRAINED INDEX	16.87	4.64	6.85	8.68

Fund performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Master II Index, but caps issuers based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. A direct investment in an Index is not possible.

Information about Investment Considerations can be found on page 115.

ACTIVE M/MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

ACTIVE M/MULTI-MANAGER FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ACTIVE M EMERGING MARKETS EQUITY FUND(1)	ACTIVE M INTERNATIONAL EQUITY FUND(2)
ASSETS:
Investments, at value	$917,760	$1,107,165
Investments in affiliates, at value	38,756	46,300
Cash held at broker (restricted $90)	–	–
Foreign currencies held at broker, at value	–	–
Foreign currencies, at value (cost $4,428, $501, $624, $179 and $1,463, respectively)	4,432	501
Interest income receivable	–	–
Dividend income receivable	3,192	3,400
Receivable for foreign tax reclaimable	224	4,945
Receivable for securities sold	3,555	1,690
Receivable for variation margin on futures contracts	–	1
Receivable for fund shares sold	810	15
Receivable from investment adviser	23	9
Unrealized appreciation on bilateral interest rate swap agreements	–	–
Unrealized appreciation on forward foreign currency exchange contracts	–	–
Prepaid and other assets	1	–
Total Assets	968,753	1,164,026
LIABILITIES:
Foreign currencies due to broker, at value	–	–
Upfront premiums received on credit default swap agreements	–	–
Unrealized depreciation on credit default swap agreements	–	–
Unrealized depreciation on bilateral interest rate swap agreements	–	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–
Payable for securities purchased	5,015	6,537
Payable for when-issued securities	758	–
Payable for variation margin on futures contracts	167	56
Payable for fund shares redeemed	278	840
Payable to affiliates:
Management fees	200	182
Custody fees	21	24
Shareholder servicing fees	36	6
Transfer agent fees	3	3
Trustee fees	2	2
Accrued other liabilities	152	28
Total Liabilities	6,632	7,678
Net Assets	$962,121	$1,156,348
ANALYSIS OF NET ASSETS:
Capital stock	$903,485	$1,171,592
Accumulated undistributed net investment income (loss)	(9,521)	11,656
Accumulated undistributed net realized gain (loss)	(122,401)	(137,023)
Net unrealized appreciation	190,558	110,123
Net Assets	$962,121	$1,156,348
Shares Outstanding ($.0001 par value, unlimited authorization)	53,298	116,199
Net Asset Value, Redemption and Offering Price Per Share	$18.05	$9.95
Investments, at cost	$727,971	$996,827
Investments in affiliates, at cost	38,756	46,300

(1)	Formerly known as the Multi-Manager Emerging Markets Equity Fund.
(2)	Formerly known as the Multi-Manager International Equity Fund.
(3)	Includes variation margin on centrally cleared interest rate swap agreements of $39.
(4)	Includes variation margin on centrally cleared interest rate swap agreements of $1.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2017

ACTIVE M U.S. EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$564,859	$1,192,360	$207,303	$84,323		$307,133
17,283	57,454	9,793	4,043		8,659
–	–	–	199	(3)	–
–	–	–	1	(4)	–
–	634	173	1,536		–
–	–	–	1,496		4,767
659	1,118	738	2		5
–	875	480	32		–
–	5,917	2,106	1,143		5,709
1	1	–	–		–
7	6,298	6	8,126		70
3	8	4	3		7
–	–	–	65		–
–	–	–	274		–
1	–	1	1		1
582,813	1,264,665	220,604	101,244		326,351

–	–	–	1		–
–	–	–	62		–
–	–	–	4		–
–	–	–	1		–
–	–	–	323		–
1,129	12,395	2,100	2,399		2,536
–	–	–	–		782
9	31	–	13		–
266	3,653	257	–		87

77	213	37	15		51
6	25	7	5		9
–	11	3	–		1
2	4	1	–		1
1	2	2	1		2
23	24	23	23		23
1,513	16,358	2,430	2,847		3,492
$581,300	$1,248,307	$218,174	$98,397		$322,859

$544,712	$1,140,692	$224,169	$106,669		$350,703
14	27,452	(1,702)	(1,501)		778
83	(34,876)	(10,498)	(7,505)		(33,723)
36,491	115,039	6,205	734		5,101
$581,300	$1,248,307	$218,174	$98,397		$322,859
51,055	96,242	20,531	10,556		32,242
$11.39	$12.97	$10.63	$9.32		$10.01
$528,360	$1,077,349	$201,034	$83,718		$302,032
17,283	57,454	9,793	4,043		8,659

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ACTIVE M EMERGING MARKETS EQUITY FUND(1)	ACTIVE M INTERNATIONAL EQUITY FUND(2)	ACTIVE M U.S. EQUITY FUND(3)
INVESTMENT INCOME:
Dividend income	$19,331 (4)	$29,682 (4)	$5,494
Dividend income from investments in affiliates	68	124	53
Interest income	1	7	1
Total Investment Income	19,400	29,813	5,548
EXPENSES:
Management fees	9,532	11,321	1,931
Custody fees	801	1,182	89
Transfer agent fees	127	191	45
Registration fees	28	24	26
Printing fees	26	41	25
Professional fees	43	43	40
Shareholder servicing fees	184	72	–
Trustee fees	10	11	10
Other	124	25	15
Total Expenses	10,875	12,910	2,181
Less expenses reimbursed by investment adviser	(1,113)	(1,154)	(174)
Net Expenses	9,762	11,756	2,007
Net Investment Income	9,638	18,057	3,541
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(16,763)	20,506	(936)
Credit default swap agreements	–	–	–
Currency swap agreements	–	–	–
Interest rate swap agreements	–	–	–
Futures contracts	648	3,587	1,019
Foreign currency transactions	(1,003)	(1,018)	–
Net change in unrealized appreciation (depreciation) on:
Investments	158,114	57,992	36,499
Credit default swap agreements	–	–	–
Currency swap agreements	–	–	–
Interest rate swap agreements	–	–	–
Futures contracts	614	(125)	(8)
Foreign currency translations	411	(178)	–
Net Gains (Losses)	142,021	80,764	36,574
Net Increase in Net Assets Resulting from Operations	$151,659	$98,821	$40,115

(1)	Formerly known as the Multi-Manager Emerging Markets Equity Fund.
(2)	Formerly known as the Multi-Manager International Equity Fund.
(3)	Commenced investment operations on May 5, 2016.
(4)	Net of $2,535, $2,955, $4,163, $263, and $103, respectively, in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2017

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$38,224 (4)	$7,221 (4)	$–	$37
108	25	16	46
71	53	5,310 (4)	24,736
38,403	7,299	5,326	24,819

10,593	2,459	704	2,803
1,100	274	110	338
177	40	12	50
23	24	19	21
23	28	29	35
43	43	43	43
55	27	–	14
11	10	10	10
16	14	13	12
12,041	2,919	940	3,326
(202)	(373)	(157)	(419)
11,839	2,546	783	2,907
26,564	4,753	4,543	21,912

67,385	20,392	(403)	(3,302)
–	–	(158)	–
–	–	(8)	–
–	–	83	–
2,797	–	(15)	–
56	(17)	(1,204)	(52)

48,918	(18,319)	1,094	36,575
–	–	10	–
–	–	(11)	–
–	–	91	–
(321)	–	(3)	–
(13)	(44)	67	11
118,822	2,012	(457)	33,232
$145,386	$6,765	$4,086	$55,144

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ACTIVE M EMERGING MARKETS EQUITY FUND(1)		ACTIVE M INTERNATIONAL EQUITY FUND(2)		ACTIVE M U.S. EQUITY FUND
Amounts in thousands	2017	2016	2017	2016	2017(3)
OPERATIONS:
Net investment income	$9,638	$12,737	$18,057	$20,781	$3,541
Net realized gains (losses) (Note 6)	(17,118)	(58,450)	23,075	106	83
Net change in unrealized appreciation (depreciation)	159,139	(108,459)	57,689	(192,897)	36,491
Net Increase (Decrease) in Net Assets Resulting from Operations	151,659	(154,172)	98,821	(172,010)	40,115
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	149,266	(450,601)	(371,050)	(283,176)	544,712
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	149,266	(450,601)	(371,050)	(283,176)	544,712
DISTRIBUTIONS PAID:
From net investment income	(15,870)	(13,586)	(20,000)	(12,000)	(3,527)
From net realized gains	–	(17,875)	–	–	–
Return of capital	–	–	–	–	–
Total Distributions Paid	(15,870)	(31,461)	(20,000)	(12,000)	(3,527)
Total Increase (Decrease) in Net Assets	285,055	(636,234)	(292,229)	(467,186)	581,300
NET ASSETS:
Beginning of year	677,066	1,313,300	1,448,577	1,915,763	–
End of year	$962,121	$677,066	$1,156,348	$1,448,577	$581,300
Accumulated Undistributed Net Investment Income (Loss)	$(9,521)	$(2,492)	$11,656	$14,102	$14

(1)	Formerly known as the Multi-Manager Emerging Markets Equity Fund.
(2)	Formerly known as the Multi-Manager International Equity Fund.
(3)	Commenced investment operations on May 5, 2016.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND		MULTI-MANAGER GLOBAL REAL ESTATE FUND		MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2017	2016	2017	2016	2017	2016	2017	2016

$26,564	$31,647	$4,753	$8,041	$4,543	$4,294	$21,912	$24,895
70,238	(90,719)	20,375	39,700	(1,705)	(11,491)	(3,354)	(29,477)
48,584	28,046	(18,363)	(70,974)	1,248	3,022	36,586	(21,140)
145,386	(31,026)	6,765	(23,233)	4,086	(4,175)	55,144	(25,722)

(47,081)	(169,113)	(85,318)	(300,930)	29,250	(35,779)	(116,483)	(75,583)
(47,081)	(169,113)	(85,318)	(300,930)	29,250	(35,779)	(116,483)	(75,583)

(28,178)	(25,524)	(9,699)	(15,182)	(1,208)	–	(18,210)	(26,067)
–	–	(20,516)	(101,165)	–	–	–	(2,478)
–	–	–	–	(30)	(635)	–	–
(28,178)	(25,524)	(30,215)	(116,347)	(1,238)	(635)	(18,210)	(28,545)
70,127	(225,663)	(108,768)	(440,510)	32,098	(40,589)	(79,549)	(129,850)

1,178,180	1,403,843	326,942	767,452	66,299	106,888	402,408	532,258
$1,248,307	$1,178,180	$218,174	$326,942	$98,397	$66,299	$322,859	$402,408
$27,452	$23,358	$(1,702)	$4,768	$(1,501)	$(2,244)	$778	$(2,096)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

ACTIVE M EMERGING MARKETS EQUITY FUND(1)
Selected per share data	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$15.36		$18.25	$18.98	$18.92	$18.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.25	0.24	0.18	0.15
Net realized and unrealized gains (losses)	2.79		(2.49)	(0.78)	0.09	0.33
Total from Investment Operations	2.99		(2.24)	(0.54)	0.27	0.48
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.30)		(0.28)	(0.19)	(0.21)	(0.23)
From net realized gains	–		(0.37)	–	–	–
Total Distributions Paid	(0.30)		(0.65)	(0.19)	(0.21)	(0.23)
Net Asset Value, End of Year	$18.05		$15.36	$18.25	$18.98	$18.92
Total Return(3)	19.75%		(12.11)%	(2.80)%	1.45%	2.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$962,121		$677,066	$1,313,300	$2,006,652	$2,264,394
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	1.15	%(5)	1.35%	1.35%	1.33%	1.35	%(6)
Expenses, before reimbursements and credits	1.28	%(5)	1.45%	1.45%	1.53%	1.53%
Net investment income, net of reimbursements and credits(4)	1.13	%(5)	1.32%	1.25%	1.00%	0.87	%(6)
Net investment income, before reimbursements and credits	1.00	%(5)	1.22%	1.15%	0.80%	0.69%
Portfolio Turnover Rate	59.52%		37.58%	36.18%	54.90%	35.44%

(1)	Formerly known as the Multi-Manager Emerging Markets Equity Fund.
(2)	Distributions to shareholders from net investment income includes amount relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $36,000, $16,000, $9,000, $44,000 and $81,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(5)	Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund (see Note 5) and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 1.10%. Prior to June 15, 2016, the expense limitation had been 1.35%.
(6)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.35%. Prior to January 1, 2013, the expense limitation had been 1.40%.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

ACTIVE M INTERNATIONAL EQUITY FUND(1)
Selected per share data	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Year	$9.35		$10.44	$10.92	$9.88		$9.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16		0.13	0.20	0.12		0.16
Net realized and unrealized gains (losses)	0.60		(1.15)	(0.45)	1.04		0.65
Total from Investment Operations	0.76		(1.02)	(0.25)	1.16		0.81
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.16)		(0.07)	(0.23)	(0.12)		(0.18)
Total Distributions Paid	(0.16)		(0.07)	(0.23)	(0.12)		(0.18)
Net Asset Value, End of Year	$9.95		$9.35	$10.44	$10.92		$9.88
Total Return(3)	8.27%		(9.77)%	(2.27)%	11.70%		8.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,156,348		$1,448,577	$1,915,763	$2,853,538		$2,205,344
Ratio to average net assets of:
Expenses, net of reimbursements and credits(4)	0.92	%(5)	1.20%	1.21%	1.29	%(6)	1.31%
Expenses, before reimbursements and credits	1.01	%(5)	1.26%	1.30%	1.41%		1.43%
Net investment income, net of reimbursements and credits(4)	1.41	%(5)	1.22%	1.45%	1.31	%(6)	1.59%
Net investment income, before reimbursements and credits	1.32	%(5)	1.16%	1.36%	1.19%		1.47%
Portfolio Turnover Rate	115.17%		70.24%	35.87%	39.36%		53.03%

(1)	Formerly known as the Multi-Manager International Equity Fund.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $71,000, $57,000, $19,000, $66,000 and $114,000, which represent less than 0.01, less than 0.005, less than 0.005, less than 0.005, and 0.01 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(5)	Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund (see Note 5) and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.84%. Prior to June 15, 2016, the expense limitation had been 1.20%.
(6)	Effective January 1, 2014, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.20%. Prior to January 1, 2014, the expense limitation had been 1.35%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

ACTIVE M U.S. EQUITY FUND
Selected per share data	2017(1)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09
Net realized and unrealized gains (losses)	1.39
Total from Investment Operations	1.48
LESS DISTRIBUTIONS PAID:
From net investment income	(0.09)
Total Distributions Paid	(0.09)
Net Asset Value, End of Period	$11.39
Total Return(2)	14.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$581,300
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits(4)	0.67%
Expenses, before reimbursements and credits	0.72%
Net investment income, net of reimbursements and credits(4)	1.16	%(5)
Net investment income, before reimbursements and credits	1.11	%(5)
Portfolio Turnover Rate	15.49%

(1)	Commenced investment operations on May 5, 2016.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $27,000, which represents less than 0.01 percent of average net assets for the period from May 5, 2016 (commencement of operations) to March 31, 2017. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(5)	As the Fund commenced investment operations on May 5, 2016, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$11.76	$12.22	$12.81	$10.86	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.31	0.26	0.23	0.11
Net realized and unrealized gains (losses)	1.22	(0.53)	(0.17)	2.12	0.85
Total from Investment Operations	1.50	(0.22)	0.09	2.35	0.96
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.29)	(0.24)	(0.23)	(0.21)	(0.10)
From net realized gains	–	–	(0.45)	(0.19)	–
Total Distributions Paid	(0.29)	(0.24)	(0.68)	(0.40)	(0.10)
Net Asset Value, End of Period	$12.97	$11.76	$12.22	$12.81	$10.86
Total Return(3)	12.96%	(1.80)%	0.64%	22.15%	9.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,248,307	$1,178,180	$1,403,843	$1,129,178	$315,734
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits(5)	1.00%	1.00%	1.00%	1.00%	0.99%
Expenses, before reimbursements and credits	1.02%	1.02%	1.04%	1.18%	1.27%
Net investment income, net of reimbursements and credits(5)	2.24%	2.51%	2.05%	2.10%	1.99	%(6)
Net investment income, before reimbursements and credits	2.22%	2.49%	2.01%	1.92%	1.71	%(6)
Portfolio Turnover Rate	81.27%	56.92%	58.31%	52.90%	50.68%

(1)	Commenced investment operations on September 18, 2012.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $52,000, $33,000, $10,000, $15,000 and $10,000, which represent less than 0.01, less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2015, 2014 and the period from September 18, 2012 (commencement of operations) to March 31, 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(6)	As the Fund commenced investment operations on September 18, 2012, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$11.91		$16.66	$16.81	$19.02	$17.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30		0.30	0.27	0.23	0.23
Net realized and unrealized gains (losses)	(0.04)		(0.71)	1.77	(0.17)	2.73
Total from Investment Operations	0.26		(0.41)	2.04	0.06	2.96
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.48)		(0.44)	(0.29)	(0.44)	(0.39)
From net realized gains	(1.06)		(3.90)	(1.90)	(1.83)	(0.84)
Total Distributions Paid	(1.54)		(4.34)	(2.19)	(2.27)	(1.23)
Net Asset Value, End of Year	$10.63		$11.91	$16.66	$16.81	$19.02
Total Return(2)	2.72%		(1.46)%	12.76%	0.96%	17.62%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$218,174		$326,942	$767,452	$897,084	$1,142,873
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.96	%(4)	1.11%	1.10%	1.10%	1.16	%(5)
Expenses, before reimbursements and credits	1.10	%(4)	1.20%	1.26%	1.48%	1.46%
Net investment income, net of reimbursements and credits(3)	1.79	%(4)	1.44%	1.67%	1.47%	1.24	%(5)
Net investment income, before reimbursements and credits	1.65	%(4)	1.35%	1.51%	1.09%	0.94%
Portfolio Turnover Rate	167.04%		94.24%	117.05%	48.54%	63.98%

(1)	Distributions to shareholders from net investment income includes amount relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $16,000, $14,000, $6,000, $22,000 and $49,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and less than 0.005 percent of net assets for the fiscal years ended March 31, 2016, 2015, 2014, and 2013 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund (see Note 5) and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.91%. Prior to June 15, 2016, the expense limitation had been 1.10%.
(5)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.10%. Prior to January 1, 2013, the expense limitation had been 1.20%.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Selected per share data	2017	2016		2015	2014(1)
Net Asset Value, Beginning of Period	$8.89	$9.15		$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.53	0.35		0.46	0.12
Net realized and unrealized gains (losses)	0.03	(0.55	)(2)	(1.00)	0.13
Total from Investment Operations	0.56	(0.20)		(0.54)	0.25
LESS DISTRIBUTIONS PAID:
From net investment income(3)	(0.13)	–		(0.34)	(0.08)
From net realized gains	–	–		(0.14)	–
Return of capital	– (4)	(0.06)		–	–
Total Distributions Paid	(0.13)	(0.06)		(0.48)	(0.08)
Net Asset Value, End of Period	$9.32	$8.89		$9.15	$10.17
Total Return(5)	6.32%	(2.25)%		(5.52)%	2.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$98,397	$66,299		$106,888	$102,174
Ratio to average net assets of:(6)
Expenses, net of reimbursements and credits(7)	0.95%	0.95%		0.94%	0.92%
Expenses, before reimbursements and credits	1.14%	1.11%		1.11%	1.42%
Net investment income, net of reimbursements and credits(7)	5.48%	5.00%		4.62%	4.43	%(8)
Net investment income, before reimbursements and credits	5.29%	4.84%		4.45%	3.93	%(8)
Portfolio Turnover Rate	210.59%	203.48%		273.46%	38.02%

(1)	Commenced investment operations on December 3, 2013.
(2)	The Fund received reimbursements from NTI of approximately $52,000. The reimbursements represent less than $0.01 per share and had no effect on the Fund’s total return.
(3)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(4)	Per share amounts from distributions paid from return of capital were less than $0.01 per share.
(5)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. The total return is not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, $5,000, $2,000 and $3,000, which represent less than 0.01, less than 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2017, 2016 and 2015, and the period from December 3, 2013 (commencement of operations) to March 31, 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(8)	As the Fund commenced investment operations on December 3, 2013, annualized net investment income may not be reflective of actual amounts the Fund might obtain in a full year of operation.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$9.01		$10.12	$10.72	$11.00	$10.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.63		0.51	0.53	0.56	0.65
Net realized and unrealized gains (losses)	0.91		(1.03)	(0.41)	0.10	0.65
Total from Investment Operations	1.54		(0.52)	0.12	0.66	1.30
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.54)		(0.54)	(0.54)	(0.58)	(0.65)
From net realized gains	–		(0.05)	(0.18)	(0.36)	(0.09)
Total Distributions Paid	(0.54)		(0.59)	(0.72)	(0.94)	(0.74)
Net Asset Value, End of Year	$10.01		$9.01	$10.12	$10.72	$11.00
Total Return(2)	17.41%		(5.19)%	1.15%	6.31%	12.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$322,859		$402,408	$532,258	$728,450	$769,068
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.87	%(4)	0.90%	0.90%	0.90%	0.97	%(5)
Expenses, before reimbursements and credits	0.99	%(4)	0.99%	1.04%	1.19%	1.18%
Net investment income, net of reimbursements and credits(3)	6.51	%(4)	5.51%	4.99%	5.21%	6.09	%(5)
Net investment income, before reimbursements and credits	6.39	%(4)	5.42%	4.85%	4.92%	5.88%
Portfolio Turnover Rate	92.50%		73.41%	53.92%	68.10%	96.04%

(1)	Distributions to shareholders from net investment income includes amount relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $25,000, $29,000, $6,000, $28,000 and $59,000, which represent less than 0.01, less than 0.01, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2017, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Effective June 15, 2016, the investment adviser reduced the management fee paid by the Fund (see Note 5) and agreed to increase the expense reimbursement it provides the Fund by contractually limiting the Fund’s total expenses (other than certain excepted expenses noted in the Notes to the Financial Statements) to 0.85%. Prior to June 15, 2016, the expense limitation had been 0.90%.
(5)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 0.90%. Prior to January 1, 2013, the expense limitation had been 1.00%.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND †	MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.3% (1)

Argentina – 0.3%

YPF S.A. ADR	124,800	$3,030

Brazil – 5.1%

Ambev S.A. ADR	113,652	655

Banco Santander Brasil S.A. ADR	27,115	239

BTG Pactual Group *	54,256	335

CCR S.A.	818,700	4,720

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	52,200	222

EDP – Energias do Brasil S.A.	93,066	413

Fibria Celulose S.A.	930,000	8,555

Hypermarcas S.A.	236,100	2,187

Lojas Renner S.A.	377,200	3,349

Mahle-Metal Leve S.A.	47,868	331

MRV Engenharia e Participacoes S.A.	180,800	832

Multiplus S.A.	41,200	476

Natura Cosmeticos S.A.	886,621	8,253

Petroleo Brasileiro S.A. ADR *	1,234,445	11,962

Qualicorp S.A.	92,800	589

Sao Martinho S.A.	112,111	618

Smiles S.A.	36,900	748

TIM Participacoes S.A. ADR	201,100	3,214

Vale S.A. ADR *	97,571	927
		48,625

Chile – 0.2%

Cencosud S.A.	373,571	1,148

Enel Americas S.A. ADR	113,501	1,179
		2,327

China – 15.0%

Agile Group Holdings Ltd.	578,000	500

Agricultural Bank of China Ltd., Class H	2,559,076	1,179

Air China Ltd., Class H	422,622	342

Alibaba Group Holding Ltd. ADR *	168,935	18,216

BAIC Motor Corp. Ltd., Class H(2)	173,000	196

Baidu, Inc. ADR *	8,919	1,539

Bank of China Ltd., Class H	14,704,106	7,301

Beijing Capital International Airport Co. Ltd., Class H	688,000	823

China Cinda Asset Management Co. Ltd., Class H	2,644,000	1,027

China Construction Bank Corp., Class H	17,774,569	14,290

China Life Insurance Co. Ltd., Class H	162,000	498

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.3% (1) – continued

China – 15.0% – continued

China Longyuan Power Group Corp. Ltd., Class H	318,189	$247

China Petroleum & Chemical Corp., Class H	8,076,271	6,614

China Railway Construction Corp. Ltd., Class H	737,500	1,046

China Telecom Corp. Ltd., Class H	622,000	302

Chongqing Rural Commercial Bank Co. Ltd., Class H	1,063,538	718

CIFI Holdings Group Co. Ltd.	632,000	246

CNOOC Ltd.	358,342	429

Ctrip.com International Ltd. ADR *	103,548	5,089

Datang International Power Generation Co. Ltd., Class H	946,135	285

Dongfeng Motor Group Co. Ltd., Class H	420,000	472

Fuyao Glass Industry Group Co. Ltd., Class H (2)	18,041	63

Geely Automobile Holdings Ltd.	450,000	691

Great Wall Motor Co. Ltd., Class H	851,500	971

Guangzhou Automobile Group Co. Ltd., Class H	10,317,421	16,518

Guangzhou R&F Properties Co. Ltd., Class H	521,701	815

Huaneng Power International, Inc., Class H	466,000	311

Huaneng Renewables Corp. Ltd., Class H	494,000	171

Industrial & Commercial Bank of China Ltd., Class H	3,953,141	2,583

JD.com, Inc. ADR *	135,886	4,227

Kaisa Group Holdings Ltd. *	279,000	99

KWG Property Holding Ltd.	272,500	197

Longfor Properties Co. Ltd.	453,000	744

NetEase, Inc. ADR	1,785	507

People’s Insurance Co. Group of China (The) Ltd., Class H	2,508,000	1,039

PetroChina Co. Ltd., Class H	386,000	283

PICC Property & Casualty Co. Ltd., Class H	774,000	1,192

Ping An Insurance Group Co. of China Ltd., Class H	1,593,500	8,916

Sinopec Engineering Group Co. Ltd., Class H	561,500	577

Sinopec Shanghai Petrochemical Co. Ltd., Class H	852,000	472

Sinopharm Group Co. Ltd., Class H	793,600	3,679

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND † continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.3% (1) – continued

China – 15.0% – continued

Sinotrans Ltd., Class H	491,340	$229

Sunny Optical Technology Group Co. Ltd.	275,000	2,013

Tencent Holdings Ltd.	789,100	22,651

Tianhe Chemicals Group Ltd. *(2)(3)	17,672,000	2,661

Tianneng Power International Ltd.	846,000	769

TravelSky Technology Ltd., Class H	453,617	1,071

Want Want China Holdings Ltd.	8,518,000	5,896

Weichai Power Co. Ltd., Class H	72,000	127

Xtep International Holdings Ltd.	375,000	148

Zhuzhou CRRC Times Electric Co. Ltd., Class H	548,500	2,914

Zijin Mining Group Co. Ltd., Class H	572,000	212
		144,105

Colombia – 0.0%

Almacenes Exito S.A.	76,466	407

Czech Republic – 0.7%

CEZ A.S.	9,236	159

Komercni banka A.S.	185,749	6,895
		7,054

Egypt – 1.2%

Commercial International Bank Egypt S.A.E.	2,747,635	11,498

Commercial International Bank Egypt S.A.E. GDR (Registered)	101,010	442
		11,940

Hong Kong – 4.5%

AIA Group Ltd.	769,700	4,852

Beijing Enterprises Holdings Ltd.	522,000	2,700

China Lumena New Materials Corp. *(4)	5,884,000	–

China Mobile Ltd.	2,333,585	25,669

China Overseas Land & Investment Ltd.	1,428,000	4,078

China Power International Development Ltd.	755,000	281

China Resources Power Holdings Co. Ltd.	172,000	310

Sands China Ltd.	745,200	3,449

Shimao Property Holdings Ltd.	206,645	328

Skyworth Digital Holdings Ltd.	389,993	257

Sun Art Retail Group Ltd.	733,195	687

Yuexiu Property Co. Ltd.	902,303	153
		42,764

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.3% (1) – continued

Hungary – 0.1%

Magyar Telekom Telecommunications PLC	90,358	$150

Richter Gedeon Nyrt.	37,387	849
		999

India – 6.8%

Apollo Tyres Ltd.	99,824	321

Bharat Petroleum Corp. Ltd.	107,566	1,079

Bharti Infratel Ltd.	100,902	507

Grasim Industries Ltd.	22,930	370

HCL Technologies Ltd.	23,849	322

HDFC Bank Ltd.	250,535	5,570

HDFC Bank Ltd. ADR	4,900	369

Hindustan Petroleum Corp. Ltd.	126,435	1,023

Hindustan Zinc Ltd.	162,584	725

Housing Development Finance Corp. Ltd.	42,890	994

ICICI Bank Ltd.	680,650	2,907

ICICI Bank Ltd. ADR	365,400	3,142

IFCI Ltd. *	1,305,823	597

Indian Oil Corp. Ltd.	163,522	975

Infosys Ltd. ADR	65,721	1,038

ITC Ltd.	832,824	3,595

Maruti Suzuki India Ltd.	62,360	5,777

NHPC Ltd.	1,031,043	511

Oil & Natural Gas Corp. Ltd.	263,362	751

Oil India Ltd.	20,397	105

Power Finance Corp. Ltd.	521,723	1,172

Reliance Industries Ltd.	43,032	876

Rural Electrification Corp. Ltd.	377,565	1,053

Tata Consultancy Services Ltd.	449,753	16,845

Tata Global Beverages Ltd.	80,145	186

Tech Mahindra Ltd.	19,208	136

UltraTech Cement Ltd.	58,541	3,592

UPL Ltd.	406,384	4,549

Vedanta Ltd.	394,891	1,677

Zee Entertainment Enterprises Ltd.	549,031	4,528
		65,292

Indonesia – 1.4%

Adaro Energy Tbk PT	5,038,500	662

Astra International Tbk PT	323,300	210

Bank Central Asia Tbk PT	123,200	153

Bank Rakyat Indonesia Persero Tbk PT	5,671,400	5,522

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.3% (1) – continued

Indonesia – 1.4% – continued

Indofood Sukses Makmur Tbk PT	3,806,700	$2,284

Tambang Batubara Bukit Asam Persero Tbk PT	414,400	411

Telekomunikasi Indonesia Persero Tbk PT	14,195,115	4,413
		13,655

Malaysia – 0.7%

AirAsia Bhd.	930,200	660

AMMB Holdings Bhd.	228,500	240

CIMB Group Holdings Bhd.	2,202,100	2,771

Genting Malaysia Bhd.	1,789,300	2,205

MISC Bhd.	158,300	262

Sunway Bhd.	157,719	116

Westports Holdings Bhd.	442,500	405
		6,659

Mexico – 4.3%

Alfa S.A.B. de C.V., Series A	5,067,589	7,403

America Movil S.A.B. de C.V., Series L	744,791	529

America Movil S.A.B. de C.V., Series L ADR	822,382	11,653

Cemex S.A.B. de C.V. ADR (Participation Certificate) *	434,000	3,936

Coca-Cola Femsa S.A.B. de C.V. ADR	15,191	1,089

Fomento Economico Mexicano S.A.B. de C.V. ADR	60,385	5,345

Gruma S.A.B. de C.V., Series B	41,513	587

Grupo Bimbo S.A.B. de C.V., Series A	1,702,000	4,232

Grupo Financiero Banorte S.A.B. de C.V., Series O	835,441	4,808

Industrias Bachoco S.A.B. de C.V. ADR	3,657	198

Kimberly-Clark de Mexico S.A.B. de C.V., Series A	136,200	296

Megacable Holdings S.A.B. de C.V.	87,039	339

Nemak S.A.B. de C.V.(2)	251,700	279

Telesites S.A.B. de C.V. *	568,069	369

Wal-Mart de Mexico S.A.B. de C.V.	78,700	181
		41,244

Peru – 0.9%

Credicorp Ltd.	29,144	4,759

Southern Copper Corp.	102,600	3,682
		8,441

Philippines – 0.8%

Aboitiz Equity Ventures, Inc.	187,490	278

Cebu Air, Inc.	128,300	240

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.3% (1) – continued

Philippines – 0.8% – continued

Globe Telecom, Inc.	4,820	$195

Metropolitan Bank & Trust Co.	2,545,790	4,058

SM Investments Corp.	214,451	2,980

Vista Land & Lifescapes, Inc.	1,503,700	152
		7,903

Poland – 0.7%

Energa S.A.	209,831	563

KGHM Polska Miedz S.A.	14,041	410

PGE Polska Grupa Energetyczna S.A.	41,814	121

Polski Koncern Naftowy ORLEN S.A.	14,743	372

Powszechna Kasa Oszczednosci Bank Polski S.A. *	237,307	1,915

Powszechny Zaklad Ubezpieczen S.A.	431,083	3,778
		7,159

Qatar – 0.1%

Ooredoo QSC	17,983	477

United Development Co. QSC	46,699	253
		730

Russia – 3.1%

Gazprom PJSC ADR	425,526	1,904

LUKOIL PJSC ADR	153,250	8,099

MegaFon PJSC GDR (Registered)	174,481	2,043

MMC Norilsk Nickel PJSC ADR	121,615	1,903

Mobile TeleSystems PJSC ADR	112,231	1,238

Novolipetsk Steel PJSC GDR	46,013	911

Sberbank of Russia PJSC	1,216,000	3,446

Sberbank of Russia PJSC ADR	461,349	5,309

Severstal PJSC GDR (Registered)	88,575	1,271

Sistema PJSC FC GDR (Registered)	72,259	647

Surgutneftegas OJSC ADR	114,788	589

Yandex N.V., Class A *	109,500	2,401
		29,761

South Africa – 6.0%

African Rainbow Minerals Ltd.	75,100	531

AVI Ltd.	72,011	532

Barloworld Ltd.	1,005,002	8,932

DataTec Ltd.	47,513	183

Exxaro Resources Ltd.	206,659	1,810

FirstRand Ltd.	1,463,119	5,054

Foschini Group (The) Ltd.	147,324	1,695

Harmony Gold Mining Co. Ltd. ADR	305,009	747

Kumba Iron Ore Ltd. *	48,544	732

Liberty Holdings Ltd.	2,941	24

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND † continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.3% (1) – continued

South Africa – 6.0% – continued

Mondi Ltd.	32,025	$764

MTN Group Ltd.	207,396	1,883

Murray & Roberts Holdings Ltd.	213,947	245

Naspers Ltd., Class N	64,134	11,046

Nedbank Group Ltd.	54,383	977

Sappi Ltd.	149,891	1,016

Sasol Ltd.	7,281	213

Standard Bank Group Ltd.	737,745	7,894

Steinhoff International Holdings N.V.	32,984	158

Telkom S.A. SOC Ltd.	115,168	643

Truworths International Ltd.	1,872,348	12,083

Wilson Bayly Holmes-Ovcon Ltd.	29,065	349
		57,511

South Korea – 15.5%

BGF retail Co. Ltd.	31,877	2,992

DGB Financial Group, Inc.	94,515	918

Hana Financial Group, Inc.	45,367	1,499

Hankook Tire Co. Ltd.	3,413	166

Hyosung Corp.	4,382	531

Hyundai Development Co. - Engineering & Construction	6,231	226

Hyundai Engineering & Construction Co. Ltd.	6,298	279

Hyundai Mobis Co. Ltd.	14,527	3,126

Hyundai Motor Co.	94,885	13,360

Industrial Bank of Korea	38,685	422

KB Financial Group, Inc.	15,314	671

KB Insurance Co. Ltd.	9,685	234

Korea Aerospace Industries Ltd.	42,036	2,166

Korea Electric Power Corp.	19,104	794

Korea Gas Corp. *	6,730	270

KT Corp. ADR *	46,456	782

KT&G Corp.	4,537	396

LG Chem Ltd.	17,887	4,701

LG Display Co. Ltd.	38,610	1,046

LG Electronics, Inc.	19,839	1,206

LG Uplus Corp.	70,400	901

Lotte Chemical Corp.	3,087	1,022

LS Corp.	10,636	611

Meritz Fire & Marine Insurance Co. Ltd.	13,657	195

NAVER Corp.	3,098	2,368

NCSoft Corp.	1,407	384

Orion Corp.	1,479	886

Poongsan Corp.	11,290	395

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.3% (1) – continued

South Korea – 15.5% – continued

POSCO	71,878	$18,621

Posco Daewoo Corp.	38,312	817

Samsung Electronics Co. Ltd.	32,053	59,033

Shinhan Financial Group Co. Ltd.	456,407	19,011

SK Holdings Co. Ltd.	2,549	555

SK Hynix, Inc.	110,480	4,988

SK Innovation Co. Ltd.	7,994	1,191

SK Telecom Co. Ltd.	1,645	371

S-Oil Corp.	4,530	408

Woori Bank	104,415	1,215
		148,757

Taiwan – 12.5%

AU Optronics Corp.	2,605,988	1,017

Catcher Technology Co. Ltd.	1,090,000	10,789

Cathay Financial Holding Co. Ltd.	1,996,000	3,194

Chailease Holding Co. Ltd.	252,000	589

Cheng Shin Rubber Industry Co. Ltd.	215,000	444

China Life Insurance Co. Ltd.	502,000	496

Chipbond Technology Corp.	205,000	327

CTBC Financial Holding Co. Ltd.	5,027,000	3,105

Ennoconn Corp.	106,000	1,384

Farglory Land Development Co. Ltd.	222,251	301

Formosa Chemicals & Fibre Corp.	249,000	774

Formosa Plastics Corp.	173,000	516

Foxconn Technology Co. Ltd.	450,321	1,372

Fubon Financial Holding Co. Ltd.	962,000	1,569

Highwealth Construction Corp.	402,000	706

Hon Hai Precision Industry Co. Ltd.	6,083,085	18,259

Innolux Corp.	740,000	306

Inventec Corp.	1,324,000	992

King’s Town Bank Co. Ltd.	268,293	266

Kinsus Interconnect Technology Corp.	13,000	34

Largan Precision Co. Ltd.	31,800	5,006

Lite-On Technology Corp.	672,465	1,159

Micro-Star International Co. Ltd.	264,000	614

Nan Ya Plastics Corp.	118,000	280

Phison Electronics Corp.	27,000	243

Powertech Technology, Inc.	325,676	947

President Chain Store Corp.	428,000	3,531

Taiwan Semiconductor Manufacturing Co. Ltd.	6,475,542	40,637

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	577,000	18,949

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.3% (1) – continued

Taiwan – 12.5% – continued

Vanguard International Semiconductor Corp.	127,000	$242

Wistron Corp.	857,000	785

Yuanta Financial Holding Co. Ltd.	2,155,000	909
		119,742

Thailand – 2.4%

Kasikornbank PCL NVDR	743,300	4,087

Kiatnakin Bank PCL NVDR	173,996	352

Krung Thai Bank PCL (Registered)	1,036,592	615

Krung Thai Bank PCL NVDR	861,700	512

Land & Houses PCL NVDR	464,578	132

PTT PCL NVDR	409,800	4,622

Siam Commercial Bank (The) PCL (Registered)	2,118,600	10,050

Siam Commercial Bank (The) PCL NVDR	147,900	701

Star Petroleum Refining PCL NVDR	183,012	70

Supalai PCL NVDR	78,355	57

Thai Union Group PCL NVDR	831,872	518

Thanachart Capital PCL NVDR	414,963	583

Tisco Financial Group PCL NVDR	353,600	738
		23,037

Turkey – 0.7%

Arcelik A.S.	112,357	700

Eregli Demir ve Celik Fabrikalari T.A.S.	9,704	16

KOC Holding A.S.	673,392	2,843

Tekfen Holding A.S.	208,213	495

Turkiye Is Bankasi, Class C	612,284	1,116

Turkiye Sise ve Cam Fabrikalari A.S.	280,916	322

Ulker Biskuvi Sanayi A.S.	303,288	1,540
		7,032

United Arab Emirates – 1.8%

Abu Dhabi Commercial Bank PJSC	86,209	160

Aldar Properties PJSC	602,361	370

Dubai Investments PJSC	1,263,415	838

Dubai Islamic Bank PJSC	649,440	989

Emaar Properties PJSC	7,583,180	15,103
		17,460

United Kingdom – 1.1%

Anglo American PLC *	692,855	10,499

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 87.3% (1) – continued

United States – 1.4%

Copa Holdings S.A., Class A	24,160	$2,712

Tenaris S.A. ADR	308,455	10,531
		13,243
Total Common Stocks
(Cost $663,472)		839,376

PARTICIPATION (EQUITY LINKED) NOTES – 1.1%

China – 1.1%

Anhui Conch Cement Co. Ltd., Issued by JPMorgan Structured Products, Expires 4/12/21	1,096,000	3,298

Hangzhou Hikvision Digital Technology Co. Ltd., Issued by JPMorgan Structured Products, Expires 4/16/20 (2)	594,200	2,751

Inner Mongolia Yili Industrial Group Co. Ltd., Issued by JPMorgan Structured Products, Expires 10/24/19 (2)	646,600	1,774

Shanghai International Airport Co. Ltd., Issued by JPMorgan Structured Products, Expires 11/18/19 (2)	724,400	3,151
		10,974
Total Participation (Equity Linked) Notes
(Cost $10,458)		10,974

PREFERRED STOCKS – 6.9% (1)

Brazil – 6.1%

Banco Bradesco S.A. ADR *	114,187	1,169

Banco do Estado do Rio Grande do Sul S.A., Class B *	95,900	463

Cia Energetica de Minas Gerais S.A. ADR	281,915	928

Gerdau S.A. ADR	1,090,400	3,762

Itau Unibanco Holding S.A.	100,861	1,224

Itau Unibanco Holding S.A. ADR	1,975,064	23,839

Lojas Americanas S.A. *	1,334,283	6,964

Petroleo Brasileiro S.A. *	90,356	421

Petroleo Brasileiro S.A. ADR *	329,441	3,038

Telefonica Brasil S.A. ADR	80,426	1,194

Vale S.A. *	1,679,599	15,194

Vale S.A. ADR *	36,440	327
		58,523

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND † continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 6.9% (1) – continued

Chile – 0.4%

Embotelladora Andina S.A., Class B ADR	6,719	$157

Sociedad Quimica y Minera de Chile S.A. ADR	116,700	4,011
		4,168

Colombia – 0.3%

Banco Davivienda S.A.	24,547	255

Bancolombia S.A. ADR	57,200	2,281
		2,536

South Korea – 0.1%

Samsung Electronics Co. Ltd.	789	1,131
Total Preferred Stocks
(Cost $52,989)		66,358

INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (5)(6)	38,756,231	38,756
Total Investment Companies
(Cost $38,756)		38,756

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.74%, 8/17/17 (7)(8)	$1,055	$1,052
Total Short-Term Investments
(Cost $1,052)		1,052

Total Investments – 99.4%
(Cost $766,727)		956,516

Other Assets less Liabilities – 0.6%		5,605
Net Assets – 100.0%		$962,121

†	Formerly known as the Multi-Manager Emerging Markets Equity Fund.

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Restricted security that has been deemed illiquid. At March 31, 2017, the value of this restricted illiquid security amounted to approximately $2,661,000 or 0.3% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Tianhe Chemicals Group Ltd.	6/13/14-12/15/14	$4,079

(4)	Level 3 asset that is worthless, bankrupt or has been delisted.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(6)	7-day yield as of March 31, 2017 is disclosed.
(7)	Discount rate at the time of purchase.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Mini MSCI Emerging Markets Index	483	$23,218	Long	6/17	$614

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.3%
Consumer Staples	5.2
Energy	6.7
Financials	23.3
Health Care	0.8
Industrials	5.4
Information Technology	26.4
Materials	11.3
Real Estate	2.7
Telecommunication Services	6.2
Utilities	0.7

Total	100.0%

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	21.6%
Hong Kong Dollar	17.2
Korean Won	16.3
Taiwan Dollar	11.0
South African Rand	7.3
Indian Rupee	6.6
Brazilian Real	6.1
All other currencies less than 5%	13.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2017 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Argentina	$3,030	$–	$–	$3,030
Brazil	48,625	–	–	48,625
Chile	2,327	–	–	2,327
China	29,678	114,427	–	144,105
Colombia	407	–	–	407
Egypt	11,498	442	–	11,940
Hong Kong	–	42,764	–	42,764
India	4,549	60,743	–	65,292
Mexico	41,244	–	–	41,244
Peru	8,441	–	–	8,441
Russia	3,639	26,122	–	29,761
South Africa	748	56,763	–	57,511
South Korea	782	147,975	–	148,757
Taiwan	18,949	100,793	–	119,742
United States	13,243	–	–	13,243
All Other Countries (1)	–	102,187	–	102,187
Total Common Stocks	187,160	652,216	–	839,376

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Participation (Equity Linked)
Notes (1)	$–	$10,974	$–	$10,974
Preferred Stocks
South Korea	–	1,131	–	1,131
All Other Countries (1)	65,227	–	–	65,227
Total Preferred Stocks	65,227	1,131	–	66,358
Investment Companies	38,756	–	–	38,756
Short-Term Investments	–	1,052	–	1,052
Total Investments	$291,143	$665,373	$–	$956,516

OTHER FINANCIAL INSTRUMENTS
Assets
Future Contracts	$614	$–	$–	$614

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
China	$99	Valuations at official close price
Egypt	11,497	Valuations at official close price
Total	$11,596

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M EMERGING MARKETS EQUITY FUND † continued	MARCH 31, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/2016 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s) *	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/2017 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/17 (000s)

Common Stocks Russia	$83	$—	$(83)	$—	$—	$—	$—	$—	$—

*	Level 3 asset deemed worthless was written off during the fiscal year ended March 31, 2017.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND †	MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% (1)

Australia – 4.2%

Amaysim Australia Ltd.	593,114	$861

Aristocrat Leisure Ltd.	109,073	1,497

Aveo Group	426,590	1,046

Beach Energy Ltd.	3,794,417	2,320

BHP Billiton PLC	351,172	5,447

BlueScope Steel Ltd.	344,057	3,219

BT Investment Management Ltd.	145,210	1,109

Charter Hall Group	573,451	2,418

Cleanaway Waste Management Ltd.	1,134,278	1,039

CSL Ltd.	165,300	15,784

CSR Ltd.	675,321	2,325

GrainCorp Ltd., Class A	189,213	1,314

JB Hi-Fi Ltd.	74,317	1,397

Mineral Resources Ltd.	142,023	1,165

OceanaGold Corp.	368,800	1,093

OZ Minerals Ltd.	411,999	2,463

Seven Group Holdings Ltd.	133,651	1,092

Super Retail Group Ltd.	134,619	1,053

Westfield Corp.	329,378	2,234
		48,876

Austria – 0.1%

Porr A.G.	37,813	1,402

Belgium – 0.3%

Melexis N.V.	15,711	1,361

Warehouses De Pauw – CVA	16,145	1,503
		2,864

Brazil – 1.2%

Ambev S.A.	776,790	4,511

Ambev S.A. ADR	1,705,833	9,826
		14,337

Canada – 5.1%

Air Canada *	102,039	1,059

Algonquin Power & Utilities Corp.	157,455	1,504

BRP, Inc. (Sub Voting) *	48,254	1,136

Canadian Apartment Properties REIT	48,101	1,204

Canadian Natural Resources Ltd.	118,675	3,891

Canadian Pacific Railway Ltd.	24,971	3,668

Canadian Pacific Railway Ltd. (New York Exchange)	85,518	12,564

Celestica, Inc. *	113,516	1,651

Cogeco Communications, Inc.	19,398	1,036

Constellation Software, Inc.	12,011	5,902

Encana Corp.	377,706	4,425

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% (1) – continued

Canada – 5.1% – continued

Enerflex Ltd.	78,726	$1,123

Entertainment One Ltd.	473,241	1,451

Gildan Activewear, Inc.	92,776	2,507

Gran Tierra Energy, Inc. *	372,208	991

Hudbay Minerals, Inc.	164,441	1,081

Interfor Corp. *	99,981	1,292

Laurentian Bank of Canada	33,255	1,465

Manulife Financial Corp.	134,500	2,386

Painted Pony Petroleum Ltd. *	202,398	819

Parex Resources, Inc. *	200,752	2,559

Premium Brands Holdings Corp.	28,227	1,807

SEMAFO, Inc. *	507,829	1,531

Tamarack Valley Energy Ltd. *	496,386	1,086

Tricon Capital Group, Inc.	139,430	1,145
		59,283

China – 2.8%

Baidu, Inc. ADR *	24,500	4,227

CNOOC Ltd.	3,307,000	3,958

Ctrip.com International Ltd. ADR *	214,638	10,549

Tencent Holdings Ltd.	413,405	11,867

ZTE Corp., Class H	703,120	1,290
		31,891

Denmark – 3.0%

Carlsberg A/S, Class B	43,544	4,018

Chr Hansen Holding A/S	129,756	8,323

Coloplast A/S, Class B	128,674	10,049

GN Store Nord A/S	62,749	1,467

Jyske Bank A/S (Registered)	20,383	1,030

NKT Holding A/S	17,801	1,307

Novozymes A/S, Class B	199,234	7,897
		34,091

Finland – 0.4%

Cramo OYJ	95,997	2,189

Sponda OYJ	342,348	1,432

Valmet OYJ	99,746	1,550
		5,171

France – 10.1%

Airbus S.E.	100,893	7,678

Alten S.A.	25,478	1,955

Amundi S.A. (2)	38,592	2,279

Arkema S.A.	22,999	2,271

Atos S.E.	29,448	3,641

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND † continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% (1) – continued

France – 10.1% – continued

AXA S.A.	175,528	$4,542

BNP Paribas S.A.	47,261	3,148

Carrefour S.A.	153,466	3,621

Criteo S.A. ADR *	26,154	1,307

Edenred	41,673	985

Eiffage S.A.	25,348	1,985

Elior Group (2)	53,784	1,219

Engie S.A.	737,997	10,444

Essilor International S.A.	106,664	12,954

Hermes International	17,278	8,186

Ipsen S.A.	32,988	3,303

LVMH Moet Hennessy Louis Vuitton S.E.	47,692	10,487

Nexity S.A. *	39,585	1,946

Orange S.A.	271,808	4,230

Sanofi	31,635	2,862

Schneider Electric S.E.	89,485	6,559

SCOR S.E.	34,600	1,310

SEB S.A.	7,911	1,105

Teleperformance	31,077	3,358

Television Francaise 1	91,157	1,087

TOTAL S.A.	43,995	2,223

TOTAL S.A. ADR	85,143	4,293

Valeo S.A.	39,671	2,646

Vivendi S.A.	235,758	4,587
		116,211

Germany – 4.5%

Aareal Bank A.G.	30,302	1,173

adidas A.G.	42,064	7,999

BASF S.E.	58,108	5,760

Bechtle A.G.	11,587	1,258

Carl Zeiss Meditec A.G. (Bearer)	23,379	997

Duerr A.G.	33,116	2,956

E.ON S.E.	568,782	4,521

Freenet A.G.	41,336	1,345

Fresenius Medical Care A.G. & Co. KGaA	48,934	4,127

Gerresheimer A.G.	14,181	1,123

LANXESS A.G.	16,296	1,094

Linde A.G.	10,073	1,677

MTU Aero Engines A.G.	11,024	1,434

SAF-Holland S.A.	135,498	2,261

SAP S.E.	37,855	3,714

Stabilus S.A.	38,791	2,497

STADA Arzneimittel A.G.	30,229	1,847

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% (1) – continued

Germany – 4.5% – continued

Suedzucker A.G.	70,142	$1,759

TAG Immobilien A.G.	128,112	1,724

VTG A.G.	33,109	1,075

Wirecard A.G.	27,792	1,540
		51,881

HongKong – 3.2%

AIA Group Ltd.	1,896,668	11,955

China High Precision Automation Group Ltd. *	982,000	5

China Merchants Port Holdings Co. Ltd.	560,000	1,639

China Mobile Ltd.	523,000	5,753

China Mobile Ltd. ADR	112,081	6,190

CK Hutchison Holdings Ltd.	365,816	4,500

Dah Sing Financial Holdings Ltd.	137,600	1,048

Man Wah Holdings Ltd.	3,770,800	2,993

Tongda Group Holdings Ltd.	8,910,000	3,140
		37,223

India – 1.3%

HDFC Bank Ltd. ADR	143,363	10,784

Tata Motors Ltd. ADR	130,233	4,643
		15,427

Ireland – 2.5%

Accenture PLC, Class A	107,096	12,839

AerCap Holdings N.V. *	138,427	6,364

Grafton Group PLC	97,506	872

ICON PLC *	86,352	6,883

UDG Healthcare PLC	256,415	2,255
		29,213

Italy – 2.6%

A2A S.p.A.	1,277,267	1,932

Amplifon S.p.A.	225,328	2,713

Azimut Holding S.p.A.	61,167	1,066

Brembo S.p.A.	63,039	4,664

Buzzi Unicem S.p.A.	48,790	1,249

Infrastrutture Wireless Italiane S.p.A. (2)	363,376	1,916

Intesa Sanpaolo S.p.A.	1,747,164	4,745

Luxottica Group S.p.A.	123,645	6,825

UniCredit S.p.A.	312,977	4,825
		29,935

Japan – 13.7%

Adastria Co. Ltd.	59,100	1,474

Arcs Co. Ltd.	54,300	1,301

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% (1) – continued

Japan – 13.7% – continued

Asahi Group Holdings Ltd.	34,600	$1,310

Asahi Intecc Co. Ltd.	29,300	1,220

Astellas Pharma, Inc.	307,186	4,054

CKD Corp.	133,500	1,694

Clarion Co. Ltd.	396,000	1,637

Daifuku Co. Ltd.	56,000	1,400

Daihen Corp.	226,000	1,473

Daikyonishikawa Corp.	101,800	1,341

DCM Holdings Co. Ltd.	155,000	1,431

Denka Co. Ltd.	207,000	1,078

Doutor Nichires Holdings Co. Ltd.	98,600	1,932

Dowa Holdings Co. Ltd.	139,000	1,004

East Japan Railway Co.	63,100	5,505

eRex Co. Ltd.	128,900	1,523

Fujitsu General Ltd.	73,000	1,444

Hitachi Ltd.	899,000	4,883

Horiba Ltd.	22,700	1,220

JAC Recruitment Co. Ltd.	68,900	1,123

Japan Airlines Co. Ltd.	139,000	4,413

Japan Hotel REIT Investment Corp.	2,158	1,491

Kandenko Co. Ltd.	150,000	1,343

KDDI Corp.	228,800	6,012

Keyence Corp.	30,360	12,178

Komatsu Ltd.	289,167	7,565

Leopalace21 Corp.	198,800	1,028

Maeda Corp.	185,000	1,642

Mandom Corp.	32,300	1,517

Matsumotokiyoshi Holdings Co. Ltd.	35,800	1,700

Mazda Motor Corp.	259,750	3,754

Mitsubishi Estate Co. Ltd.	218,081	3,988

Morinaga & Co. Ltd.	47,900	2,125

Murata Manufacturing Co. Ltd.	35,044	5,000

Musashi Seimitsu Industry Co. Ltd.	38,100	975

Nikon Corp.	75,000	1,089

Nippon Accommodations Fund, Inc.	431	1,872

Nippon Shinyaku Co. Ltd.	20,100	1,023

Nishimatsuya Chain Co. Ltd.	105,800	1,194

Nissha Printing Co. Ltd.	36,400	866

North Pacific Bank Ltd.	496,600	1,888

NS Solutions Corp.	70,800	1,533

Open House Co. Ltd.	42,700	1,022

Otsuka Holdings Co. Ltd.	100,007	4,520

Outsourcing, Inc.	36,100	1,436

Panasonic Corp.	396,740	4,496

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% (1) – continued

Japan – 13.7% – continued

Penta-Ocean Construction Co. Ltd.	249,400	$1,208

Round One Corp.	134,800	1,071

Ryobi Ltd.	276,000	1,203

Sanwa Holdings Corp.	286,300	2,682

SCREEN Holdings Co. Ltd.	14,700	1,085

Secom Co. Ltd.	59,737	4,286

Seiko Epson Corp.	196,976	4,157

Seino Holdings Co. Ltd.	147,000	1,654

Shiga Bank (The) Ltd.	384,000	1,975

Ship Healthcare Holdings, Inc.	47,400	1,264

Starts Corp., Inc.	46,400	972

Sumitomo Bakelite Co. Ltd.	271,000	1,634

Sumitomo Forestry Co. Ltd.	127,900	1,944

Sumitomo Mitsui Financial Group, Inc.	57,600	2,100

Sun Frontier Fudousan Co. Ltd.	128,100	1,118

Sysmex Corp.	110,340	6,706

TIS, Inc.	52,300	1,333

Toda Corp.	295,000	1,779

Tokyo Seimitsu Co. Ltd.	55,300	1,745

Tokyo Steel Manufacturing Co. Ltd.	221,700	1,864

Tsubakimoto Chain Co.	182,000	1,522

Zenkoku Hosho Co. Ltd.	49,600	1,688
		158,707

Mexico – 0.8%

Wal-Mart de Mexico S.A.B. de C.V.	3,991,396	9,210

Netherlands – 5.5%

Aegon N.V.	814,110	4,142

Akzo Nobel N.V.	86,383	7,159

ArcelorMittal *	185,514	1,552

ASR Nederland N.V. *	50,165	1,430

BE Semiconductor Industries N.V.	37,845	1,543

Corbion N.V.	39,933	1,093

Core Laboratories N.V.	87,156	10,068

Euronext N.V. (2)	55,652	2,431

Gemalto N.V.	68,839	3,845

ING Groep N.V.	108,024	1,632

Koninklijke DSM N.V.	61,001	4,125

Koninklijke KPN N.V.	1,512,956	4,555

Philips Lighting N.V. *(2)	51,866	1,482

PostNL N.V. *	222,401	1,050

Refresco Group N.V. (2)	90,047	1,370

Royal Dutch Shell PLC, Class A ADR	116,719	6,155

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND † continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% (1) – continued

Netherlands – 5.5% – continued

Royal Dutch Shell PLC, Class B	260,737	$7,164

TKH Group N.V. – CVA	28,023	1,202

Wereldhave N.V.	26,411	1,164
		63,162

New Zealand – 0.2%

Summerset Group Holdings Ltd.	561,327	2,032

Norway – 0.5%

Bakkafrost P/F	30,412	941

DNB ASA	289,828	4,595
		5,536

Russia – 0.6%

Yandex N.V., Class A *	333,814	7,320

Singapore – 0.6%

DBS Group Holdings Ltd.	345,671	4,797

Fortune Real Estate Investment Trust	1,121,000	1,256

Mapletree Industrial Trust	964,700	1,228
		7,281

South Korea – 2.6%

Amorepacific Corp.	22,029	5,525

DongKook Pharmaceutical Co. Ltd.	19,441	1,120

DuzonBizon Co. Ltd.	55,767	1,234

GS Home Shopping, Inc.	6,236	1,283

Hugel, Inc. *	3,966	1,309

KIWOOM Securities Co. Ltd.	37,430	2,723

Nexen Tire Corp.	79,755	998

Poongsan Corp.	40,532	1,418

Samsung Electronics Co. Ltd.	1,725	3,177

SFA Engineering Corp.	21,637	1,402

SK Telecom Co. Ltd.	23,050	5,202

SKC Co. Ltd.	63,580	1,751

SL Corp.	71,327	1,238

TES Co. Ltd.	64,650	1,332
		29,712

Spain – 2.2%

ACS Actividades de Construccion y Servicios S.A.	137,924	4,693

Banco Bilbao Vizcaya Argentaria S.A. ADR	703,353	5,353

Bankinter S.A.	260,777	2,190

CaixaBank S.A.	672,430	2,890

Enagas S.A.	67,104	1,741

Gamesa Corp. Tecnologica S.A.	84,639	2,003

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% (1) – continued

Spain – 2.2% – continued

Industria de Diseno Textil S.A.	136,586	$4,814

Merlin Properties Socimi S.A.	105,330	1,178

Tecnicas Reunidas S.A.	26,073	1,028
		25,890

Sweden – 1.3%

Alfa Laval AB	124,003	2,336

Atlas Copco AB, Class A	138,384	4,885

Bilia AB, Class A	42,021	867

Com Hem Holding AB	116,276	1,333

Dometic Group AB *(2)	128,613	957

Indutrade AB	4,129	79

Intrum Justitia AB	36,379	1,359

Scandic Hotels Group AB*(2)	109,811	1,155

Wihlborgs Fastigheter AB	91,121	1,728
		14,699

Switzerland – 9.7%

ABB Ltd. (Registered) *	281,784	6,590

Adecco Group A.G. (Registered)	78,572	5,582

Aryzta A.G. *	70,315	2,257

Chubb Ltd.	108,909	14,839

Cie Financiere Richemont S.A. (Registered)	63,098	4,981

Clariant A.G. (Registered) *	58,201	1,100

Emmi A.G. (Registered) *	3,856	2,628

Flughafen Zuerich A.G. (Registered)	9,729	2,074

Georg Fischer A.G. (Registered)	3,479	3,165

Helvetia Holding A.G. (Registered)	2,007	1,112

Julius Baer Group Ltd. *	120,647	6,023

Logitech International S.A. (Registered)	103,898	3,305

Lonza Group A.G. (Registered) *	19,605	3,702

Nestle S.A. (Registered)	171,227	13,135

Novartis A.G. (Registered)	80,686	5,990

Partners Group Holding A.G.	4,589	2,467

Roche Holding A.G. (Genusschein)	47,720	12,174

SGS S.A. (Registered)	4,223	9,016

Straumann Holding A.G. (Registered)	3,860	1,792

Swiss Life Holding A.G. (Registered) *	10,152	3,276

UBS Group A.G. (Registered)	103,743	1,660

Wizz Air Holdings PLC *(2)	45,570	937

Zurich Insurance Group A.G.	15,545	4,150
		111,955

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% (1) – continued

Taiwan – 1.0%

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	362,372	$11,900

United Kingdom – 12.7%

Aldermore Group PLC *	556,631	1,551

AstraZeneca PLC	82,540	5,073

Auto Trader Group PLC (2)	270,085	1,328

Aviva PLC	831,571	5,543

Balfour Beatty PLC	657,480	2,221

Barclays PLC	1,624,515	4,579

Beazley PLC	285,893	1,534

Bellway PLC	40,681	1,379

British American Tobacco PLC	100,974	6,694

Cairn Energy PLC *	411,546	1,054

Cineworld Group PLC	135,051	1,121

Clinigen Group PLC	192,540	1,918

Cobham PLC	1,245,645	2,077

Compass Group PLC	682,907	12,867

Costain Group PLC	221,868	1,276

Diageo PLC	80,075	2,294

Dialog Semiconductor PLC *	27,588	1,409

DS Smith PLC	227,643	1,236

Electrocomponents PLC	257,667	1,524

Experian PLC	649,528	13,259

GlaxoSmithKline PLC	156,367	3,253

Greggs PLC	124,513	1,626

Hansteen Holdings PLC	785,855	1,177

Hays PLC	517,833	1,017

Hill & Smith Holdings PLC	160,756	2,562

HSBC Holdings PLC ADR	154,074	6,289

Inchcape PLC	124,393	1,313

Intermediate Capital Group PLC	124,974	1,109

JD Sports Fashion PLC	334,380	1,613

Jupiter Fund Management PLC	286,718	1,528

Keller Group PLC	120,865	1,371

Ladbrokes Coral Group PLC	511,206	827

Lloyds Banking Group PLC	4,506,098	3,749

Moneysupermarket.com Group PLC	250,943	1,039

National Express Group PLC	385,145	1,738

Northgate PLC	210,641	1,452

Pendragon PLC	2,402,236	1,055

Playtech PLC	91,044	1,062

Prudential PLC	262,245	5,547

Reckitt Benckiser Group PLC	159,297	14,518

Redrow PLC	191,577	1,224

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.3% (1) – continued

United Kingdom – 12.7% – continued

Rentokil Initial PLC	560,629	$1,735

RPC Group PLC	111,464	1,089

Safestore Holdings PLC	424,085	2,015

Smith & Nephew PLC	256,177	3,904

SSE PLC	162,748	3,010

Synthomer PLC	199,963	1,192

Tate & Lyle PLC	152,187	1,458

TP ICAP PLC	197,403	1,148

Ultra Electronics Holdings PLC	42,036	1,091

UNITE Group (The) PLC	144,582	1,154

Vodafone Group PLC	1,467,600	3,817
		146,619

United States – 1.6%

Carnival PLC	71,494	4,092

Lazard Ltd., Class A	164,220	7,553

Nexteer Automotive Group Ltd.	927,000	1,367

Schlumberger Ltd.	73,782	5,762
		18,774
Total Common Stocks
(Cost $980,745)		1,090,602

PREFERRED STOCKS – 0.9% (1)

Germany – 0.9%

Volkswagen A.G.	67,296	9,804
Total Preferred Stocks
(Cost $9,416)		9,804

INVESTMENT COMPANIES – 4.2%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (3)(4)	46,299,552	46,300

Vanguard FTSE Developed Markets ETF	58,850	2,312
Total Investment Companies
(Cost $48,519)		48,612

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND † continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.4%

U.S. Treasury Bill, 0.74%, 8/17/17 (5)(6)	$4,460	$4,447
Total Short-Term Investments
(Cost $4,447)		4,447

Total Investments – 99.8%
(Cost $1,043,127)		1,153,465

Other Assets less Liabilities – 0.2%		2,883
Net Assets – 100.0%		$1,156,348

†	Formerly known as the Multi-Manager International Equity Fund.
(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day yield as of March 31, 2017 is disclosed.
(5)	Discount rate at the time of purchase.
(6)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Mini MSCI EAFE Index	261	$23,255	Long	6/17	$151

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.2%
Consumer Staples	8.7
Energy	5.5
Financials	15.3
Health Care	11.6
Industrials	16.7
Information Technology	11.8
Materials	7.1
Real Estate	3.3
Telecommunication Services	3.7
Utilities	2.1

Total	100.0%

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	24.8%
United States Dollar	15.6
British Pound	14.6
Japanese Yen	14.4
Swiss Franc	8.7
All other currencies less than 5%	21.9

Total	100.0%

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2017 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Australia	$1,093	$47,783	$–	$48,876
Brazil	14,337	–	–	14,337
Canada	57,832	1,451	–	59,283
China	14,776	17,115	–	31,891
France	5,600	110,611	–	116,211
Germany	20,814	31,067	–	51,881
Hong Kong	6,190	31,028	5	37,223
India	15,427	–	–	15,427
Ireland	26,086	3,127	–	29,213
Italy	6,757	23,178	–	29,935
Mexico	9,210	–	–	9,210
Netherlands	16,223	46,939	–	63,162
Russia	7,320	–	–	7,320
Spain	5,353	20,537	–	25,890
Switzerland	14,839	97,116	–	111,955
Taiwan	11,900	–	–	11,900
United Kingdom	6,289	140,330	–	146,619
United States	13,315	5,459	–	18,774
All Other Countries (1)	–	261,495	–	261,495
Total Common Stocks	253,361	837,236	5	1,090,602
Preferred Stocks (1)	–	9,804	–	9,804
Investment Companies	48,612	–	–	48,612
Short-Term Investments	–	4,447	–	4,447
Total Investments	$301,973	$851,487	$5	$1,153,465

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$151	$–	$–	$151

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, the Fund had transfers from Level 2 to 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Germany	$8,236	Valuations at official close price

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M INTERNATIONAL EQUITY FUND † continued	MARCH 31, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/2016 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/2017 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/17 (000s)

Common Stocks

Hong Kong	$5	$–	$–	*	$–	$–	$–	$–	$5	$–	*

*	Amount rounds to less than one thousand.

The Fund valued the securities included in the Balance as of 3/31/17 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/17 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stocks	$5	Discounted Cash Flow Analysis	Distressed/Defaulted Market Discount, Estimated Recovery Value (1)

(1)	The significant unobservable inputs that can be used in the fair value measurement are: Distressed/Defaulted Market Discount and Estimated Recovery Value. Significant increases (decreases) in the market discount in isolation would result in a significantly lower (higher) fair value measurement while an increase (decrease) in estimated recovery value in isolation would result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ACTIVE M U.S. EQUITY FUND	MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1%

Aerospace & Defense – 3.6%

Aerovironment, Inc. *	54,897	$1,539

General Dynamics Corp.	47,220	8,839

Northrop Grumman Corp.	22,200	5,280

Raytheon Co.	34,700	5,292
		20,950

Apparel & Textile Products – 1.5%

Albany International Corp., Class A	43,164	1,988

NIKE, Inc., Class B	120,078	6,692
		8,680

Asset Management – 1.6%

BlackRock, Inc.	16,150	6,194

Hercules Capital, Inc.	101,574	1,537

WisdomTree Investments, Inc.	157,301	1,428
		9,159

Automotive – 0.3%

Standard Motor Products, Inc.	34,469	1,694

Banking – 3.4%

BancFirst Corp.	15,483	1,392

BB&T Corp.	112,600	5,033

Boston Private Financial Holdings, Inc.	86,864	1,425

Central Pacific Financial Corp.	45,762	1,398

Columbia Banking System, Inc.	46,666	1,819

Wells Fargo & Co.	154,982	8,626
		19,693

Biotechnology & Pharmaceuticals – 9.1%

Cambrex Corp. *	36,400	2,004

Celgene Corp. *	50,355	6,266

Dermira, Inc. *	34,556	1,179

Eli Lilly & Co.	64,440	5,420

Johnson & Johnson	41,500	5,169

Ligand Pharmaceuticals, Inc. *	17,710	1,874

Merck & Co., Inc.	178,190	11,322

Pfizer, Inc.	325,730	11,143

Regeneron Pharmaceuticals, Inc. *	15,899	6,161

Supernus Pharmaceuticals, Inc. *	76,523	2,395
		52,933

Chemicals – 2.2%

E.I. du Pont de Nemours & Co.	66,100	5,310

Mosaic (The) Co.	103,000	3,005

NewMarket Corp.	9,620	4,360
		12,675

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97. 1% – continued

Construction Materials – 0.4%

Apogee Enterprises, Inc.	33,522	$1,998

US Concrete, Inc. *	9,611	621
		2,619

Consumer Products – 10.5%

Altria Group, Inc.	192,650	13,759

Archer-Daniels-Midland Co.	118,800	5,470

Coca-Cola (The) Co.	134,130	5,692

Diageo PLC ADR	44,870	5,186

Farmer Brothers Co. *	48,008	1,697

General Mills, Inc.	99,720	5,884

Inter Parfums, Inc.	42,912	1,568

Kraft Heinz (The) Co.	57,400	5,212

Mondelez International, Inc., Class A	118,700	5,114

Nestle S.A. ADR	60,449	4,649

Philip Morris International, Inc.	27,510	3,106

Reynolds American, Inc.	63,610	4,009
		61,346

Consumer Services – 0.5%

Nutrisystem, Inc.	56,080	3,112

Distributors – Consumer Staples – 0.3%

Core-Mark Holding Co., Inc.	55,983	1,746

Electrical Equipment – 1.3%

General Electric Co.	246,320	7,340

Engineering & Construction Services – 0.4%

TopBuild Corp. *	49,724	2,337

Gaming, Lodging & Restaurants – 2.4%

Carnival Corp.	130,200	7,670

Starbucks Corp.	109,908	6,418
		14,088

Hardware – 3.3%

ADTRAN, Inc.	83,318	1,729

Cisco Systems, Inc.	320,210	10,823

Infinera Corp. *	207,704	2,125

Mercury Systems, Inc. *	58,613	2,289

Universal Electronics, Inc. *	30,080	2,060
		19,026

Health Care Facilities & Services – 3.2%

Cardinal Health, Inc.	64,300	5,244

Express Scripts Holding Co. *	82,400	5,431

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M U.S. EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Health Care Facilities & Services – 3.2% – continued

HealthEquity, Inc. *	43,737	$1,856

NeoGenomics, Inc. *	137,854	1,088

Quest Diagnostics, Inc.	54,000	5,302
		18,921

Industrial Services – 0.7%

H&E Equipment Services, Inc.	75,149	1,843

SiteOne Landscape Supply, Inc. *	50,958	2,467
		4,310

Institutional Financial Services – 0.9%

Bank of New York Mellon (The) Corp.	109,900	5,191

Insurance – 4.1%

Allstate (The) Corp.	64,300	5,240

AMERISAFE, Inc.	27,950	1,814

Berkshire Hathaway, Inc., Class B *	22,900	3,817

Cincinnati Financial Corp.	77,950	5,633

Infinity Property & Casualty Corp.	19,318	1,845

Marsh & McLennan Cos., Inc.	71,300	5,268
		23,617

Leisure Products – 0.7%

Hasbro, Inc.	41,870	4,179

Machinery – 0.6%

Raven Industries, Inc.	62,132	1,805

Sun Hydraulics Corp.	41,943	1,515
		3,320

Manufactured Goods – 0.3%

Chart Industries, Inc. *	42,603	1,489

Media – 6.1%

Alphabet, Inc., Class A *	6,057	5,135

Alphabet, Inc., Class C *	8,945	7,420

Facebook, Inc., Class A *	56,789	8,067

New York Times (The) Co., Class A	130,508	1,879

Priceline Group (The), Inc. *	3,255	5,794

Quotient Technology, Inc. *	226,565	2,164

Time, Inc.	90,519	1,751

Wix.com Ltd. *	46,533	3,160
		35,370

Medical Equipment & Devices – 2.1%

Abbott Laboratories	118,400	5,258

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Medical Equipment & Devices – 2.1% – continued

Align Technology, Inc. *	32,779	$3,760

Repligen Corp. *	24,888	876

Wright Medical Group N.V. *	69,521	2,164
		12,058

Metals & Mining – 1.0%

Encore Wire Corp.	43,200	1,987

Ferroglobe PLC	181,779	1,878

Ferroglobe Representation & Warranty Insurance Trust *(1)	134,047	–

Kaiser Aluminum Corp.	22,628	1,808
		5,673

Oil, Gas & Coal – 6.0%

Chevron Corp.	87,720	9,419

ConocoPhillips	116,200	5,795

Forum Energy Technologies, Inc. *	77,398	1,602

Halliburton Co.	104,600	5,147

Kinder Morgan, Inc.	167,240	3,636

Marathon Oil Corp.	109,500	1,730

MRC Global, Inc. *	117,032	2,145

Occidental Petroleum Corp.	83,800	5,310
		34,784

Real Estate – 0.2%

RE/MAX Holdings, Inc., Class A	24,467	1,455

Real Estate Investment Trusts – 0.9%

Equity Residential	84,048	5,229

Recreational Facilities & Services – 0.2%

ClubCorp Holdings, Inc.	89,789	1,441

Renewable Energy – 0.3%

Green Plains, Inc.	65,070	1,610

Retail – Consumer Staples – 1.8%

CVS Health Corp.	67,200	5,275

Dollar General Corp.	45,937	3,203

Smart & Final Stores, Inc. *	163,420	1,978
		10,456

Retail – Discretionary – 3.9%

Lowe’s Cos., Inc.	109,510	9,003

Monro Muffler Brake, Inc.	43,230	2,252

O’Reilly Automotive, Inc. *	15,822	4,269

Rush Enterprises, Inc., Class A *	47,233	1,563

TJX (The) Cos., Inc.	70,252	5,556
		22,643

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Semiconductors – 1.8%

Intel Corp.	287,700	$10,377

Software – 7.9%

Acxiom Corp. *	95,585	2,721

Adobe Systems, Inc. *	48,616	6,326

CA, Inc.	326,260	10,349

Callidus Software, Inc. *	139,980	2,989

Descartes Systems Group (The), Inc. *	74,257	1,701

Five9, Inc. *	105,240	1,732

Microsoft Corp.	78,400	5,164

New Relic, Inc. *	62,584	2,320

Oracle Corp.	241,582	10,777

Paycom Software, Inc. *	33,010	1,898
		45,977

Specialty Finance – 2.0%

Mastercard, Inc., Class A	21,146	2,378

Visa, Inc., Class A	101,682	9,037
		11,415

Technology Services – 3.9%

Accenture PLC, Class A	46,571	5,583

Automatic Data Processing, Inc.	65,849	6,742

Cubic Corp.	31,757	1,677

Gartner, Inc. *	38,608	4,169

Paychex, Inc.	73,700	4,341
		22,512

Telecom – 2.9%

AT&T, Inc.	125,500	5,215

ORBCOMM, Inc. *	212,304	2,027

Verizon Communications, Inc.	202,830	9,888
		17,130

Transportation & Logistics – 1.6%

Marten Transport Ltd.	75,549	1,771

Norfolk Southern Corp.	67,570	7,566
		9,337

Utilities – 2.3%

American States Water Co.	47,532	2,106

Dominion Resources, Inc.	31,950	2,478

Duke Energy Corp.	39,270	3,220

Edison International	67,300	5,358
		13,162

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.1% – continued

Waste & Environment Services & Equipment – 0.9%

Waste Management, Inc.	72,900	$5,316
Total Common Stocks
(Cost $527,871)		564,370

INVESTMENT COMPANIES – 2.9%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (2)(3)	17,283,435	17,283
Total Investment Companies
(Cost $17,283)		17,283

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.74%, 8/17/17 (4)(5)	$490	$489
Total Short-Term Investments
(Cost $489)		489

Total Investments – 100.1%
(Cost $545,643)		582,142

Liabilities less Other Assets – (0.1%)		(842)
NET ASSETS – 100.0%		$581,300

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day yield as of March 31, 2017 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

ACTIVE M U.S. EQUITY FUND continued	MARCH 31, 2017

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-Mini S&P 500	33	$3,893	Long	6/17	$(14)
E-Mini S&P MidCap 400	1	172	Long	6/17	1
Russell 2000 Mini Index	7	485	Long	6/17	5

Total					$(8)

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.6%
Consumer Staples	12.2
Energy	6.1
Financials	10.2
Health Care	14.9
Industrials	11.6
Information Technology	22.9
Materials	3.0
Real Estate	1.2
Telecommunication Services	3.0
Utilities	2.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common stocks (1)	$564,370	$–	$–	$564,370
Investment Companies	17,283	–	–	17,283
Short-Term Investments	–	489	–	489
Total Investments	$581,653	$489	$–	$582,142

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$6	$–	$–	$6
Liabilities
Futures Contracts	(14)	–	–	(14)
Total Other Financial Instruments	$(8)	$–	$–	$(8)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

From the Fund’s commencement of operations on May 5, 2016 through March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.8% (1)

Australia – 11.7%

AusNet Services	16,389,613	$21,072

DUET Group	12,591,707	26,834

Macquarie Atlas Roads Group	2,570,526	10,052

Spark Infrastructure Group	18,725,244	33,899

Transurban Group	6,143,353	54,749
		146,606

Brazil – 1.8%

Transmissora Alianca de Energia Eletrica S.A.	2,986,700	21,895

Canada – 3.3%

Enbridge, Inc.	702,613	29,434

TransCanada Corp.	263,253	12,148
		41,582

Chile – 0.6%

Aguas Andinas S.A., Class A	11,841,893	6,904

France – 13.6%

Aeroports de Paris	102,546	12,671

Eutelsat Communications S.A.	1,425,600	31,872

Groupe Eurotunnel S.E. (Registered)	3,768,590	37,935

SES S.A.	1,632,105	37,992

Vinci S.A.	617,313	48,988
		169,458

Germany – 4.5%

Fraport A.G. Frankfurt Airport Services Worldwide	790,262	55,932

Italy – 17.1%

ASTM S.p.A.	353,898	5,308

Atlantia S.p.A.	3,126,411	80,714

Hera S.p.A.	2,901,933	8,062

Italgas S.p.A. *	3,952,524	17,310

Snam S.p.A.	10,158,625	43,935

Societa Iniziative Autostradali e Servizi S.p.A.	786,551	7,510

Terna Rete Elettrica Nazionale S.p.A.	10,128,730	50,245
		213,084

Japan – 1.7%

Tokyo Gas Co. Ltd.	4,697,000	21,406

Mexico – 0.9%

OHL Mexico S.A.B. de C.V.	7,891,129	11,152

Netherlands – 2.2%

Koninklijke Vopak N.V.	623,581	27,218

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 91.8% (1) – continued

Portugal – 0.3%

REN – Redes Energeticas Nacionais SGPS S.A.	1,369,400	$4,121

Spain – 4.4%

Abertis Infraestructuras S.A.	3,050,700	49,145

Red Electrica Corp. S.A.	320,000	6,137
		55,282

Switzerland – 2.3%

Flughafen Zuerich A.G. (Registered)	133,403	28,439

United Kingdom – 5.3%

National Grid PLC	1,982,485	25,144

Pennon Group PLC	1,991,973	21,998

Severn Trent PLC	420,315	12,526

United Utilities Group PLC	501,330	6,236
		65,904

United States – 22.1%

Ameren Corp.	457,578	24,979

Atmos Energy Corp.	117,307	9,267

CMS Energy Corp.	348,023	15,571

Crown Castle International Corp.	401,799	37,950

CSX Corp.	366,684	17,069

Kinder Morgan, Inc.	1,002,842	21,802

NiSource, Inc.	618,701	14,719

Norfolk Southern Corp.	382,950	42,879

PG&E Corp.	635,813	42,193

Sempra Energy	199,145	22,005

Union Pacific Corp.	265,200	28,090
		276,524
Total Common Stocks
(Cost $1,028,277)		1,145,507

MASTER LIMITED PARTNERSHIPS – 3.6%

United States – 3.6%

Boardwalk Pipeline Partners L.P.	1,287,886	23,581

Enbridge Energy Partners L.P.	1,144,031	21,737
		45,318
Total Master Limited Partnerships
(Cost $47,537)		45,318

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.6%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (2)(3)	57,453,518	$57,454
Total Investment Companies
(Cost $57,454)		57,454

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.74%, 8/17/17 (4)(5)	$1,540	$1,535
Total Short-Term Investments
(Cost $1,535)		1,535

Total Investments – 100.1%
(Cost $1,134,803)		1,249,814

Liabilities less Other Assets – (0.1%)		(1,507)
Net Assets – 100.0%		$1,248,307

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	7-day yield as of March 31, 2017 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Security pledged as collateral to cover margin requirements for open futures contracts.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
E-mini S&P 500	62	$7,314	Long	6/17	$(18)
Mini MSCI EAFE Index	64	5,702	Long	6/17	95

Total					$77

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENT
Consumer Discretionary	5.9%
Energy	15.1
Industrial	41.2
Real Estate	3.2
Utilities	34.6

Total	100.0%

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENT
Euro	44.1%
United States Dollar	27.0
Australian Dollar	12.3
British Pound	5.6
All other currencies less than 5%	11.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2017 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common stocks
Brazil	$21,895	$–	$–	$21,895
Canada	41,582	–	–	41,582
Chile	6,904	–	–	6,904
Italy	12,818	200,266	–	213,084
Mexico	11,152	–	–	11,152
United States	276,524	–	–	276,524
All Other Countries (1)	–	574,366	–	574,366
Total Common Stocks	370,875	774,632	–	1,145,507
Master Limited Partnerships (1)	45,318	–	–	45,318
Investment Companies	57,454	–	–	57,454
Short-Term Investments	–	1,535	–	1,535
Total Investments	$473,647	$776,167	$–	$1,249,814

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$95	$–	$–	$95
Liabilities
Futures Contracts	(18)	–	–	(18)
Total Other Financial Instruments	$77	$–	$–	$77

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common
Stocks Italy	$12,818	Valuations at official close price

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1)

Australia – 6.1%

BGP Holdings PLC (2)	3,277,404	$–

Charter Hall Group	648,539	2,735

Dexus Property Group	336,336	2,515

Goodman Group	633,762	3,748

Scentre Group	509,837	1,671

Vicinity Centres	451,900	977

Westfield Corp.	241,179	1,636
		13,282

Canada – 1.1%

Allied Properties Real Estate Investment Trust	19,100	519

Canadian Real Estate Investment Trust	52,100	1,899
		2,418

China – 0.3%

SOHO China Ltd.	1,160,600	621

France – 2.7%

Gecina S.A.	15,616	2,119

Unibail-Rodamco S.E.	14,963	3,491

Unibail-Rodamco S.E. (Euronext Paris Exchange)	1,544	361
		5,971

Germany – 3.1%

alstria office REIT-A.G. *	169,004	2,068

Deutsche Wohnen A.G. (Bearer)	87,555	2,883

Grand City Properties S.A.	44,400	816

Vonovia S.E.	27,300	962
		6,729

Hong Kong – 8.3%

Cheung Kong Property Holdings Ltd.	811,700	5,480

Hongkong Land Holdings Ltd.	614,323	4,729

Kerry Properties Ltd.	61,500	213

Link REIT	267,500	1,874

Sun Hung Kai Properties Ltd.	261,000	3,834

Swire Properties Ltd.	200,900	644

Wharf Holdings (The) Ltd.	144,116	1,237
		18,011

Ireland – 0.7%

Green REIT PLC	1,079,040	1,565

Japan – 5.6%

Hulic REIT, Inc.	194	322

Japan Rental Housing Investments, Inc.	1,246	915

Leopalace21 Corp.	116,842	604

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

Japan – 5.6% – continued

Mitsubishi Estate Co. Ltd.	266,022	$4,865

Mitsui Fudosan Co. Ltd.	83,200	1,780

Nippon Accommodations Fund, Inc.	146	634

Orix JREIT, Inc.	479	759

Sumitomo Realty & Development Co. Ltd.	70,000	1,822

United Urban Investment Corp.	379	582
		12,283

Singapore – 3.9%

Ascendas Real Estate Investment Trust	531,900	958

CapitaLand Ltd.	530,100	1,376

City Developments Ltd.	549,800	4,013

Mapletree Commercial Trust	1,934,073	2,115
		8,462

Spain – 1.0%

Merlin Properties Socimi S.A.	195,944	2,191

United Kingdom – 8.5%

Capital & Counties Properties PLC	190,726	695

Derwent London PLC	38,800	1,368

Grainger PLC	945,223	2,915

Great Portland Estates PLC	453,638	3,696

Hammerson PLC	241,481	1,728

Intu Properties PLC	183,000	640

Land Securities Group PLC	195,400	2,594

Shaftesbury PLC	146,664	1,679

UNITE Group (The) PLC	403,198	3,219
		18,534

United States – 53.7%

American Campus Communities, Inc.	50,125	2,385

American Homes 4 Rent, Class A	61,800	1,419

Apartment Investment & Management Co., Class A	58,575	2,598

AvalonBay Communities, Inc.	33,109	6,079

Boston Properties, Inc.	11,106	1,471

Brixmor Property Group, Inc.	104,814	2,249

Brookdale Senior Living, Inc. *	309,726	4,160

CBL & Associates Properties, Inc.	190,841	1,821

Columbia Property Trust, Inc.	58,148	1,294

CoreSite Realty Corp.	16,949	1,526

Crown Castle International Corp.	24,626	2,326

CubeSmart	50,618	1,314

DCT Industrial Trust, Inc.	45,045	2,168

Empire State Realty Trust, Inc., Class A	79,277	1,636

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

United States – 53.7% – continued

Equinix, Inc.	6,504	$2,604

Equity Commonwealth *	51,843	1,619

Equity LifeStyle Properties, Inc.	26,154	2,015

Equity Residential	27,202	1,692

Essex Property Trust, Inc.	13,350	3,091

Federal Realty Investment Trust	7,200	961

First Industrial Realty Trust, Inc.	51,939	1,383

Forest City Realty Trust, Inc., Class A	97,087	2,115

GGP, Inc.	121,462	2,815

Gramercy Property Trust	36,166	951

HCP, Inc.	120,849	3,780

Hersha Hospitality Trust	34,100	641

Host Hotels & Resorts, Inc.	50,861	949

Hudson Pacific Properties, Inc.	41,900	1,451

Invitation Homes, Inc. *	96,471	2,106

Kilroy Realty Corp.	44,859	3,233

LaSalle Hotel Properties	12,779	370

Life Storage, Inc.	11,500	944

Mack-Cali Realty Corp.	30,943	834

Medical Properties Trust, Inc.	59,500	767

MGM Growth Properties LLC, Class A	135,719	3,671

National Health Investors, Inc.	14,375	1,044

Omega Healthcare Investors, Inc.	24,425	806

Park Hotels & Resorts, Inc.	57,564	1,478

Pebblebrook Hotel Trust	39,300	1,148

Prologis, Inc.	94,435	4,899

Public Storage	12,480	2,732

QTS Realty Trust, Inc., Class A	12,800	624

Regency Centers Corp.	35,310	2,344

Retail Properties of America, Inc., Class A	61,306	884

Simon Property Group, Inc.	53,803	9,256

SL Green Realty Corp.	35,611	3,797

STAG Industrial, Inc.	25,800	646

STORE Capital Corp.	73,523	1,756

Sunstone Hotel Investors, Inc.	105,933	1,624

UDR, Inc.	59,468	2,156

Urban Edge Properties	43,648	1,148

VEREIT, Inc.	258,711	2,196

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.0% (1) – continued

United States – 53.7% – continued

Vornado Realty Trust	10,975	$1,101

Weingarten Realty Investors	39,595	1,322

Welltower, Inc.	82,422	5,837
		117,236
Total Common Stocks
(Cost $201,034)		207,303

INVESTMENT COMPANIES – 4.5%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (3)(4)	9,792,916	9,793
Total Investment Companies
(Cost $9,793)		9,793

Total Investments – 99.5%
(Cost $210,827)		217,096

Other Assets less Liabilities – 0.5%		1,078
Net Assets – 100.0%		$218,174

(1)	Adjustment factors obtained from an independent evaluation service were used to determine the value of certain foreign securities.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	7-day yield as of March 31, 2017 is disclosed.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued	MARCH 31, 2017

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activities	9.5%
Diversified REITs	10.2
Health Care Facilities	2.0
Health Care REITs	5.9
Hotel & Resort REITs	4.8
Industrial REITs	6.7
Office REITs	13.2
Real Estate Development	2.9
Real Estate Operating Companies	8.1
Residential REITs	12.1
Retail REITs	18.8
Specialized REITs	5.8

Total	100%

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	58.8%
British Pound	9.0
Euro	7.9
Hong Kong Dollar	6.7
Australian Dollar	6.4
Japanese Yen	5.9
All other currencies less than 5%	5.3

Total	100%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2017 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Canada	$2,418	$–	$–	$2,418
France	361	5,610	–	5,971
Germany	816	5,913	–	6,729
United States	117,236	–	–	117,236
All Other Countries (1)	–	74,949	–	74,949
Total Common Stocks	120,831	86,472	–	207,303
Investment Companies	9,793	–	–	9,793
Total Investments	$130,624	$86,472	$–	$217,096

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 0.6%

United States – 0.6%

JPMorgan Chase Bank N.A. Credit Linked Note (Republic of Indonesia),
6.13%, 5/17/28 (IDR) (2)	$6,050,000	$412
8.75%, 5/19/31 (IDR) (2)	2,054,000	171
		583
Total Corporate Bonds
(Cost $576)		583

FOREIGN ISSUER BONDS – 85.1%

Argentina – 3.5%

Argentina Bonar Bonds,
21.70%, 3/11/19 (ARS) (3)	454	31
23.31%, 3/1/20 (ARS) (3)	476	34
20.89%, 4/3/22 (ARS) (3)	1,596	107

Argentine Bonos del Tesoro,
22.75%, 3/5/18 (ARS)	4,433	302
18.20%, 10/3/21 (ARS)	6,047	387

Argentine Republic Government International Bond,
6.25%, 4/22/19	220	232
6.88%, 4/22/21	150	161
7.50%, 4/22/26	155	165
7.82%, 12/31/33 (EUR)	206	234
8.28%, 12/31/33	56	60
4.59%, 12/15/35 (EUR) (3)	305	33
4.52%, 12/15/35 (3)	1,985	196
2.50%, 12/31/38 (4)	210	132

Provincia de Buenos Aires,
6.50%, 2/15/23	280	281
7.88%, 6/15/27 (2)	240	243

Provincia de Cordoba,
7.13%, 6/10/21	300	311
7.45%, 9/1/24 (2)	150	152

Provincia del Chubut Argentina,
7.75%, 7/26/26	400	396
		3,457

Azerbaijan – 1.1%

Republic of Azerbaijan International Bond,
4.75%, 3/18/24	225	227

Southern Gas Corridor CJSC,
6.88%, 3/24/26 (2)	815	895
		1,122

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Bahrain – 0.7%

Bahrain Government International Bond, 7.00%, 10/12/28	$625	$654

Belarus – 0.4%

Republic of Belarus International Bond, 8.95%, 1/26/18	370	382

Bermuda – 0.5%

Digicel Group Ltd., 8.25%, 9/30/20	565	486

Bolivia – 0.4%

Bolivian Government International Bond, 4.50%, 3/20/28 (2)	350	343

Brazil – 5.5%

Banco Nacional de Desenvolvimento Economico e Social,
6.50%, 6/10/19	100	107

Brazil Letras do Tesouro Nacional,
0.00%, 1/1/20 (BRL) (5)	2,284	566

Brazil Notas do Tesouro Nacional, Serie F,
10.00%, 1/1/21 (BRL)	2,897	930
10.00%, 1/1/23 (BRL)	2,668	852
10.00%, 1/1/25 (BRL)	2,678	854
10.00%, 1/1/27 (BRL)	2,690	856

Brazilian Government International Bond,
8.88%, 4/15/24	30	38
4.25%, 1/7/25	220	217
6.00%, 4/7/26	345	375
10.13%, 5/15/27	130	186
8.25%, 1/20/34	140	176
7.13%, 1/20/37	50	57
5.00%, 1/27/45	250	222
		5,436

Chile – 0.4%

Banco del Estado de Chile,
4.13%, 10/7/20	100	106

Corp. Nacional del Cobre de Chile,
3.75%, 11/4/20	100	104
4.88%, 11/4/44	200	205
		415

China – 0.4%

Amber Circle Funding Ltd.,
3.25%, 12/4/22	200	202

Kaisa Group Holdings Ltd.,

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

China – 0.4% – continued
7.56%, 6/30/20 (6)	$15	$15
7.56%, 12/31/20 (6)	17	17
7.56%, 12/31/21 (6)	5	5

Sinochem Overseas Capital Co. Ltd.,
4.50%, 11/12/20	100	106
		345

Colombia – 2.9%

Colombia Government International Bond,
11.75%, 2/25/20	85	107
8.13%, 5/21/24	95	121
7.38%, 9/18/37	100	128
6.13%, 1/18/41	100	114
5.63%, 2/26/44	200	218

Colombian TES,
7.00%, 5/4/22 (COP)	3,656,700	1,321
10.00%, 7/24/24 (COP)	205,700	86
6.00%, 4/28/28 (COP)	868,100	285
7.75%, 9/18/30 (COP)	647,900	245
7.00%, 6/30/32 (COP)	251,200	88

Ecopetrol S.A.,
7.63%, 7/23/19	40	44
5.88%, 5/28/45	54	49
		2,806

Costa Rica – 0.4%

Costa Rica Government International Bond,
4.25%, 1/26/23	240	232
7.16%, 3/12/45	200	203
		435

Croatia – 1.1%

Croatia Government International Bond,
6.75%, 11/5/19	500	545
6.63%, 7/14/20	100	110
6.00%, 1/26/24	425	472
		1,127

Cyprus – 0.3%

MHP S.A., 8.25%, 4/2/20	265	268

Dominican Republic – 1.4%

Dominican Republic International Bond,
6.60%, 1/28/24	100	108
5.88%, 4/18/24	100	105
5.50%, 1/27/25	120	123

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Dominican Republic – 1.4% – continued
6.88%, 1/29/26	$230	$252
5.95%, 1/25/27	585	597
7.45%, 4/30/44	190	209
		1,394

Ecuador – 2.9%

Ecuador Government International Bond,
10.50%, 3/24/20	1,130	1,203
10.75%, 3/28/22	500	530
7.95%, 6/20/24	675	637
9.65%, 12/13/26	470	488
		2,858

Egypt – 1.0%

Egypt Government International Bond,
6.13%, 1/31/22	455	474
6.88%, 4/30/40	100	94
8.50%, 1/31/47 (2)(7)	200	215

Egypt Treasury Bills,
0.00%, 9/12/17 (EGP) (5)	3,425	176
		959

El Salvador – 0.6%

El Salvador Government International Bond,
7.38%, 12/1/19	40	41
5.88%, 1/30/25	211	189
6.38%, 1/18/27	25	22
8.63%, 2/28/29 (2)	225	233
8.25%, 4/10/32	70	69
7.65%, 6/15/35	44	41
		595

Ethiopia – 0.2%

Ethiopia International Bond, 6.63%, 12/11/24	250	241

Gabon – 0.4%

Gabon Government International Bond, 6.38%, 12/12/24	400	388

Georgia – 0.2%

Georgia Government International Bond, 6.88%, 4/12/21	200	222

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Ghana – 0.4%

Ghana Government International Bond,
7.88%, 8/7/23	$245	$239
8.13%, 1/18/26	200	192
		431

Honduras – 0.4%

Honduras Government International Bond,
7.50%, 3/15/24	200	220
6.25%, 1/19/27	150	152
		372

Hong Kong – 0.1%

Industrial & Commercial Bank of China Asia Ltd.,
5.13%, 11/30/20	100	107

Hungary – 2.5%

Hungary Government Bond,
7.00%, 6/24/22 (HUF)	142,940	616
3.00%, 6/26/24 (HUF)	54,740	192
5.50%, 6/24/25 (HUF)	38,950	158
3.00%, 10/27/27 (HUF)	63,070	213

Hungary Government International Bond,
6.25%, 1/29/20	90	99
5.38%, 2/21/23	150	165
5.75%, 11/22/23	140	158
5.38%, 3/25/24	696	776
7.63%, 3/29/41	86	125
		2,502

India – 0.2%

Export-Import Bank of India, 4.00%, 1/14/23	200	207

Indonesia – 5.4%

Indonesia Government International Bond,
6.88%, 1/17/18	100	104
11.63%, 3/4/19	100	118
5.88%, 3/13/20	155	170
4.35%, 1/8/27	200	207
3.75%, 6/14/28 (EUR)	165	189

Indonesia Treasury Bond,
7.88%, 4/15/19 (IDR)	514,000	40
8.38%, 3/15/24 (IDR)	7,850,000	628
8.38%, 9/15/26 (IDR)	9,501,000	776
7.00%, 5/15/27 (IDR)	3,131,000	235
9.00%, 3/15/29 (IDR)	5,724,000	477

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Indonesia – 5.4% – continued
8.75%, 5/15/31 (IDR)	$16,695,000	$1,392
7.50%, 8/15/32 (IDR)	2,279,000	174
8.38%, 3/15/34 (IDR)	2,275,000	181
8.25%, 5/15/36 (IDR)	1,376,000	110

Perusahaan Penerbit SBSN Indonesia III,
3.40%, 3/29/22 (2)	200	201
4.55%, 3/29/26 (2)	110	114
4.15%, 3/29/27 (2)	200	201
		5,317

Ireland – 1.1%

Credit Bank of Moscow Via CBOM Finance PLC,
8.70%, 11/13/18	200	214
5.88%, 11/7/21	200	207

Oilflow SPV 1 DAC,
12.00%, 1/13/22	200	207

Vnesheconombank Via VEB Finance PLC,
6.90%, 7/9/20	100	110
5.94%, 11/21/23	200	215
6.80%, 11/22/25	152	170
		1,123

Ivory Coast – 0.5%

Ivory Coast Government International Bond, 5.75%, 12/31/32 (4)	549	511

Jamaica – 0.2%

Jamaica Government International Bond, 8.00%, 3/15/39	175	201

Jordan – 0.3%

Jordan Government International Bond, 5.75%, 1/31/27	255	250

Kazakhstan – 2.5%

Development Bank of Kazakhstan JSC,
4.13%, 12/10/22	200	199

KazAgro National Management Holding JSC,
4.63%, 5/24/23	200	197

Kazakhstan Government International Bond,
3.88%, 10/14/24	200	202
5.13%, 7/21/25	100	109
4.88%, 10/14/44	200	197
6.50%, 7/21/45	200	238

Kazkommertsbank JSC,

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Kazakhstan – 2.5% – continued
8.50%, 5/11/18	$200	$207
5.50%, 12/21/22	75	71

KazMunayGas National Co. JSC,
9.13%, 7/2/18	105	113
7.00%, 5/5/20	250	276
6.38%, 4/9/21	200	220

Zhaikmunai LLP,
6.38%, 2/14/19	210	205
7.13%, 11/13/19	270	263
		2,497

Kenya – 0.3%

Kenya Government International Bond, 5.88%, 6/24/19	300	312

Kuwait – 0.4%

Kuwait International Government Bond, 3.50%, 3/20/27 (2)	395	399

Lebanon – 1.4%

Lebanon Government International Bond,
5.15%, 6/12/18	155	158
5.45%, 11/28/19	70	72
6.38%, 3/9/20	80	83
8.25%, 4/12/21	90	99
6.00%, 1/27/23	120	122
6.20%, 2/26/25	50	50
6.60%, 11/27/26	90	91
6.75%, 11/29/27	40	41
6.65%, 11/3/28	690	687
		1,403

Luxembourg – 0.2%

QGOG Constellation S.A., 6.25%, 11/9/19	250	155

Malaysia – 2.6%

Axiata SPV1 Labuan Ltd.,
5.38%, 4/28/20	100	108

Malaysia Government Bond,
4.24%, 2/7/18 (MYR)	195	44
3.65%, 10/31/19 (MYR)	900	203
4.38%, 11/29/19 (MYR)	987	227
3.66%, 10/15/20 (MYR)	1,090	246
4.05%, 9/30/21 (MYR)	310	71
3.62%, 11/30/21 (MYR)	160	36
3.80%, 9/30/22 (MYR)	1,620	363

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Malaysia – 2.6% – continued
3.80%, 8/17/23 (MYR)	$3,130	$698
3.96%, 9/15/25 (MYR)	742	165
4.50%, 4/15/30 (MYR)	740	167
4.25%, 5/31/35 (MYR)	400	86

Petronas Capital Ltd.,
5.25%, 8/12/19	100	107
		2,521

Mexico – 8.0%

Comision Federal de Electricidad,
4.88%, 1/15/24	200	207

Mexican Bonos,
6.50%, 6/10/21 (MXN)	32,980	1,741
6.50%, 6/9/22 (MXN)	5,900	310
8.00%, 12/7/23 (MXN)	11,330	638
10.00%, 12/5/24 (MXN)	28,720	1,806
5.75%, 3/5/26 (MXN)	480	23
7.50%, 6/3/27 (MXN)	15,530	853
7.75%, 11/23/34 (MXN)	6,550	362

Mexico Government International Bond,
4.15%, 3/28/27	390	397
6.05%, 1/11/40	40	46
4.75%, 3/8/44	130	126
5.55%, 1/21/45	50	54
5.75%, 10/12/10 (8)	60	60

Petroleos Mexicanos,
6.00%, 3/5/20	20	21
4.63%, 9/21/23	150	151
7.19%, 9/12/24 (MXN)	1,690	80
5.50%, 2/24/25 (EUR)	185	223
6.88%, 8/4/26	70	78
2.75%, 4/21/27 (EUR)	200	190
6.50%, 6/2/41	60	60
5.50%, 6/27/44	20	18
5.63%, 1/23/46	80	71
6.75%, 9/21/47	335	340
		7,855

Mongolia – 0.4%

Mongolia Government International Bond,
5.13%, 12/5/22	200	188

Mongolian Mining Corp.,
8.88%, 3/29/17 (9)	265	168
		356

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Morocco – 0.2%

Morocco Government International Bond, 4.25%, 12/11/22	$210	$218

Netherlands – 1.3%

GTH Finance B.V.,
6.25%, 4/26/20	200	213

Majapahit Holding B.V.,
8.00%, 8/7/19	100	112
7.75%, 1/20/20	100	113

Petrobras Global Finance B.V.,
5.38%, 1/27/21	185	190
8.38%, 5/23/21	200	226
6.13%, 1/17/22	110	116
7.38%, 1/17/27	105	111
6.88%, 1/20/40	205	195
6.85%, 6/5/15 (10)	25	22
		1,298

Nigeria – 0.7%

Nigeria Government International Bond, 7.88%, 2/16/32 (2)	620	648

Pakistan – 0.6%

Pakistan Government International Bond,
6.88%, 6/1/17	125	126
7.25%, 4/15/19	203	215
8.25%, 4/15/24	200	222
		563

Panama – 0.3%

Panama Government International Bond,
8.88%, 9/30/27	42	59
9.38%, 4/1/29	73	107
6.70%, 1/26/36	124	156
		322

Paraguay – 0.2%

Paraguay Government International Bond, 5.00%, 4/15/26	200	209

Peru – 2.2%

Fondo MIVIVIENDA S.A.,
7.00%, 2/14/24 (PEN)	279	87

Peruvian Government International Bond,
5.70%, 8/12/24 (PEN)	211	66
7.35%, 7/21/25	118	153
8.20%, 8/12/26 (PEN)	1,130	411
4.13%, 8/25/27	635	683

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Peru – 2.2% – continued
6.35%, 8/12/28 (PEN) (2)	$933	$292
6.95%, 8/12/31 (PEN)	279	92
8.75%, 11/21/33	140	212
6.90%, 8/12/37 (PEN)	105	34
5.63%, 11/18/50	122	145
		2,175

Philippines – 0.8%

Philippine Government International Bond,
4.95%, 1/15/21 (PHP)	6,000	121
10.63%, 3/16/25	43	65
9.50%, 2/2/30	94	149
7.75%, 1/14/31	100	143
6.38%, 10/23/34	100	133

Power Sector Assets & Liabilities

Management Corp.,
7.39%, 12/2/24	100	128
		739

Poland – 1.8%

Republic of Poland Government Bond,
5.75%, 9/23/22 (PLN)	158	45
4.00%, 10/25/23 (PLN)	143	38
3.25%, 7/25/25 (PLN)	1,030	259
2.50%, 7/25/26 (PLN)	5,743	1,350

Republic of Poland Government International Bond,
5.00%, 3/23/22	58	64
3.00%, 3/17/23	21	21
		1,777

Romania – 0.8%

Romania Government Bond,
4.75%, 2/24/25 (RON)	285	72
5.80%, 7/26/27 (RON)	1,040	284

Romanian Government International Bond,
6.75%, 2/7/22	198	230
4.38%, 8/22/23	216	228
6.13%, 1/22/44	14	17
		831

Russia – 4.7%

Gazprom Neft OAO Via GPN Capital S.A.,
4.38%, 9/19/22	200	203

Russian Federal Bond – OFZ,
6.80%, 12/11/19 (RUB)	16,759	289

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Russia – 4.7% – continued
6.40%, 5/27/20 (RUB)	$15,708	$268
7.60%, 4/14/21 (RUB)	6,880	121
7.50%, 8/18/21 (RUB)	25,944	456
7.60%, 7/20/22 (RUB)	11,500	203
7.00%, 8/16/23 (RUB)	39,338	670
7.75%, 9/16/26 (RUB)	51,985	920
8.15%, 2/3/27 (RUB)	24,658	451
8.50%, 9/17/31 (RUB)	9,800	182

Russian Foreign Bond – Eurobond,
11.00%, 7/24/18	375	421

Sberbank of Russia Via SB Capital S.A.,
5.25%, 5/23/23	200	206

VTB Bank OJSC Via VTB Capital S.A.,
6.95%, 10/17/22	200	218
		4,608

Serbia – 1.6%

Serbia International Bond,
5.88%, 12/3/18	400	421
4.88%, 2/25/20	855	888
7.25%, 9/28/21	200	229
		1,538

South Africa – 5.1%

Eskom Holdings SOC Ltd.,
5.75%, 1/26/21	210	212

Republic of South Africa Government Bond,
6.75%, 3/31/21 (ZAR)	2,744	197
7.75%, 2/28/23 (ZAR)	5,061	368
10.50%, 12/21/26 (ZAR)	14,104	1,163
8.00%, 1/31/30 (ZAR)	7,279	493
7.00%, 2/28/31 (ZAR)	3,304	203
8.25%, 3/31/32 (ZAR)	11,985	811
6.25%, 3/31/36 (ZAR)	6,054	322
8.50%, 1/31/37 (ZAR)	2,900	194
8.75%, 1/31/44 (ZAR)	2,970	201
8.75%, 2/28/48 (ZAR)	5,710	385

Republic of South Africa Government International Bond,
6.88%, 5/27/19	100	109
5.50%, 3/9/20	100	106
5.88%, 5/30/22 (2)	100	109
4.30%, 10/12/28	140	131
		5,004

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Thailand – 1.1%

Thailand Government Bond,
1.20%, 7/14/21 (THB)	$4,800	$148
3.63%, 6/16/23 (THB)	3,140	99
3.85%, 12/12/25 (THB)	4,983	160
3.58%, 12/17/27 (THB)	2,810	87
1.25%, 3/12/28 (THB)	2,102	59
4.88%, 6/22/29 (THB)	5,788	202
3.65%, 6/20/31 (THB)	6,561	204
3.40%, 6/17/36 (THB)	4,954	147
		1,106

Tunisia – 0.9%

Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25	895	864

Turkey – 5.5%

Turkey Government Bond,
8.50%, 7/10/19 (TRY)	1,466	385
9.40%, 7/8/20 (TRY)	780	206
10.70%, 2/17/21 (TRY)	1,310	358
9.50%, 1/12/22 (TRY)	697	182
3.00%, 2/23/22 (TRY)	500	209
8.50%, 9/14/22 (TRY)	330	82
7.10%, 3/8/23 (TRY)	730	169
8.80%, 9/27/23 (TRY)	320	80
10.40%, 3/20/24 (TRY)	240	65
8.00%, 3/12/25 (TRY)	1,747	413
10.60%, 2/11/26 (TRY)	6,524	1,786

Turkey Government International Bond,
7.50%, 7/14/17	104	106
6.75%, 4/3/18	100	104
7.00%, 6/5/20	57	62
5.13%, 3/25/22	205	209
7.38%, 2/5/25	84	95
4.25%, 4/14/26	210	194
6.00%, 3/25/27	240	250
6.88%, 3/17/36	88	95
6.75%, 5/30/40	339	362
		5,412

Ukraine – 0.7%
Ukraine Government International Bond,

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Ukraine – 0.7% – continued
7.75%, 9/1/20	$100	$100
7.75%, 9/1/25	115	106
2.68%, 5/31/40 (3)	1,153	432
		638

United Kingdom – 0.4%

DTEK Finance PLC,
10.75%, 12/31/24 (6)	75	61

Oschadbank Via SSB #1 PLC,
9.38%, 3/10/23 (4)	200	202

Ukreximbank Via Biz Finance PLC,
9.63%, 4/27/22	155	156
		419

Uruguay – 0.5%

Uruguay Government International Bond,
4.50%, 8/14/24	105	112
7.88%, 1/15/33	81	106
7.63%, 3/21/36	49	64
4.13%, 11/20/45	54	48
5.10%, 6/18/50	205	197
		527

Venezuela – 3.1%

Petroleos de Venezuela S.A.,
5.25%, 4/12/17	424	404
8.50%, 11/2/17	28	24
8.50%, 10/27/20	1,851	1,384
9.00%, 11/17/21	122	58
12.75%, 2/17/22	52	30
6.00%, 5/16/24	4	1
5.38%, 4/12/27	47	16
9.75%, 5/17/35	142	61

Venezuela Government International Bond,
7.00%, 12/1/18	1	1
7.75%, 10/13/19	75	42
6.00%, 12/9/20	35	17
12.75%, 8/23/22	111	64
9.00%, 5/7/23	71	32
8.25%, 10/13/24	209	94
7.65%, 4/21/25	45	19
11.75%, 10/21/26	543	282
9.25%, 9/15/27	65	30
9.25%, 5/7/28	143	61

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 85.1% – continued

Venezuela – 3.1% – continued
11.95%, 8/5/31	$711	$384
9.38%, 1/13/34	4	2
7.00%, 3/31/38	2	1
		3,007

Vietnam – 0.3%

Vietnam Government International Bond,
6.75%, 1/29/20	176	192
4.80%, 11/19/24	80	82
		274

Zambia – 1.1%

Zambia Government International Bond,
8.50%, 4/14/24	1,075	1,111
Total Foreign Issuer Bonds
(Cost $83,142)		83,740

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 4.1%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (11)(12)	4,043,418	$4,043
Total Investment Companies
(Cost $4,043)		4,043

Total Investments – 89.8%
(Cost $87,761)		88,366

Other Assets less Liabilities – 10.2%		10,031
Net Assets – 100.0%		$98,397

(1)	Principal amount is in USD unless otherwise indicated.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(3)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(4)	Step coupon bond. Rate as of March 31, 2017 is disclosed.
(5)	Zero coupon bond.
(6)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

(7)	Restricted security that has been deemed illiquid. At March 31, 2017, the value of this restricted illiquid security amounted to approximately $215,000 or 0.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Egypt Government International Bond, 8.50%, 1/31/47	3/6/17	$213

(8)	Century bond maturing in 2110.
(9)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(10)	Century bond maturing in 2115.
(11)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(12)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Brazilian Real	2,437	United States Dollar	785	4/4/17	$7
BNP	Brazilian Real	283	United States Dollar	90	4/4/17	– *
BNP	Brazilian Real	2,359	United States Dollar	744	4/4/17	(8)
BNP	Brazilian Real	2,359	United States Dollar	749	5/3/17	1
BNP	Colombian Peso	99,021	United States Dollar	33	5/24/17	(1)
BNP	Euro	410	Czech Koruna	10,995	9/8/17	1
BNP	Euro	410	Czech Koruna	10,954	1/5/18	– *
BNP	Euro	813	Polish Zloty	3,474	5/24/17	6
BNP	Euro	512	United States Dollar	545	5/31/17	(3)
BNP	Euro	378	United States Dollar	407	6/8/17	2
BNP	Euro	566	United States Dollar	601	6/8/17	(5)
BNP	Hungarian Forint	15,280	United States Dollar	53	5/24/17	– *
BNP	Indian Rupee	237	United States Dollar	4	5/24/17	– *
BNP	Indonesian Rupiah	742,225	United States Dollar	55	5/24/17	(1)
BNP	Indonesian Rupiah	1,969,540	United States Dollar	146	5/24/17	(1)
BNP	Indonesian Rupiah	23,121,686	United States Dollar	1,718	5/24/17	(12)
BNP	Korean Won	1,559,652	United States Dollar	1,383	5/24/17	(13)
BNP	Mexican Peso	5,077	United States Dollar	270	4/28/17	– *
BNP	Mexican Peso	495	United States Dollar	26	4/28/17	– *
BNP	Mexican Peso	451	United States Dollar	23	4/28/17	(1)
BNP	Mexican Peso	568	United States Dollar	29	4/28/17	(2)
BNP	Mexican Peso	1,832	United States Dollar	96	4/28/17	(2)
BNP	Mexican Peso	8,308	United States Dollar	421	4/28/17	(20)
BNP	Mexican Peso	10,613	United States Dollar	535	5/24/17	(27)
BNP	Polish Zloty	412	United States Dollar	104	5/24/17	– *
BNP	Russian Ruble	2,151	United States Dollar	36	5/24/17	(2)
BNP	Russian Ruble	7,633	United States Dollar	128	5/24/17	(6)
BNP	Russian Ruble	26,641	United States Dollar	444	5/24/17	(23)
BNP	Russian Ruble	51,181	United States Dollar	861	5/24/17	(36)

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Singapore Dollar	42	United States Dollar	30	5/31/17	$– *
BNP	Singapore Dollar	1,217	United States Dollar	863	5/31/17	(8)
BNP	South African Rand	5,235	United States Dollar	401	4/28/17	12
BNP	South African Rand	3,163	United States Dollar	242	4/28/17	7
BNP	South African Rand	13,917	United States Dollar	1,081	5/24/17	53
BNP	Taiwan Dollar	34,410	United States Dollar	1,128	5/24/17	(8)
BNP	Turkish Lira	1,090	United States Dollar	289	4/28/17	(8)
BNP	United States Dollar	769	Brazilian Real	2,437	4/4/17	9
BNP	United States Dollar	89	Brazilian Real	283	4/4/17	1
BNP	United States Dollar	753	Brazilian Real	2,359	4/4/17	– *
BNP	United States Dollar	656	Brazilian Real	2,070	5/3/17	– *
BNP	United States Dollar	165	Chilean Peso	109,428	5/24/17	– *
BNP	United States Dollar	22	Chilean Peso	14,173	5/24/17	– *
BNP	United States Dollar	35	Colombian Peso	104,724	5/24/17	1
BNP	United States Dollar	21	Colombian Peso	64,038	5/24/17	1
BNP	United States Dollar	553	Euro	512	5/31/17	(5)
BNP	United States Dollar	507	Hungarian Forint	147,699	4/28/17	4
BNP	United States Dollar	200	Hungarian Forint	56,729	4/28/17	(4)
BNP	United States Dollar	927	Indonesian Rupiah	12,406,968	5/24/17	1
BNP	United States Dollar	144	Indonesian Rupiah	1,933,101	5/24/17	1
BNP	United States Dollar	518	Indonesian Rupiah	6,906,620	5/24/17	(1)
BNP	United States Dollar	1,294	Korean Won	1,463,812	5/24/17	17
BNP	United States Dollar	54	Korean Won	61,669	5/24/17	1
BNP	United States Dollar	275	Mexican Peso	5,205	4/28/17	2
BNP	United States Dollar	203	Mexican Peso	3,924	7/31/17	2
BNP	United States Dollar	437	Peruvian Nuevo Sol	1,437	5/24/17	3
BNP	United States Dollar	84	Philippine Peso	4,278	5/24/17	1
BNP	United States Dollar	806	Polish Zloty	3,278	4/28/17	20
BNP	United States Dollar	744	Polish Zloty	3,026	4/28/17	19
BNP	United States Dollar	255	Polish Zloty	996	4/28/17	(4)
BNP	United States Dollar	406	Romanian Leu	1,733	4/28/17	– *

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	United States Dollar	108	Romanian Leu	461	4/28/17	$– *
BNP	United States Dollar	75	Romanian Leu	314	4/28/17	(2)
BNP	United States Dollar	84	Russian Ruble	4,994	5/24/17	4
BNP	United States Dollar	323	South African Rand	4,327	4/28/17	(2)
BNP	United States Dollar	265	South African Rand	3,392	4/28/17	(13)
BNP	United States Dollar	1,071	Taiwan Dollar	32,628	5/24/17	7
BNP	United States Dollar	44	Taiwan Dollar	1,352	5/24/17	1
BNP	United States Dollar	14	Taiwan Dollar	431	5/24/17	– *
BNP	United States Dollar	940	Thai Baht	32,938	4/28/17	18
BNP	United States Dollar	150	Thai Baht	5,159	4/28/17	– *
BNP	United States Dollar	1,117	Thai Baht	39,388	5/24/17	29
BNP	United States Dollar	157	Turkish Lira	592	4/28/17	5
BNP	United States Dollar	145	Turkish Lira	529	4/28/17	(1)
Citibank	Brazilian Real	362	United States Dollar	114	4/4/17	(1)
Citibank	Korean Won	956,746	United States Dollar	857	5/24/17	– *
Citibank	Mexican Peso	3,951	United States Dollar	210	4/28/17	– *
Citibank	Mexican Peso	3,591	United States Dollar	189	5/24/17	(1)
Citibank	Polish Zloty	3,474	Euro	801	5/24/17	(18)
Citibank	South African Rand	6,095	United States Dollar	453	4/7/17	(1)
Citibank	South African Rand	541	United States Dollar	40	5/24/17	– *
Citibank	Turkish Lira	737	United States Dollar	200	5/24/17	– *
Citibank	Turkish Lira	292	United States Dollar	79	5/24/17	– *
Citibank	Turkish Lira	649	United States Dollar	175	5/24/17	(1)
Citibank	Turkish Lira	1,640	United States Dollar	443	5/24/17	(1)
Citibank	Turkish Lira	763	United States Dollar	201	5/24/17	(6)
Citibank	United States Dollar	115	Brazilian Real	362	4/4/17	1
Citibank	United States Dollar	47	Chilean Peso	31,349	5/24/17	– *
Citibank	United States Dollar	177	Hungarian Forint	51,488	5/24/17	2
Citibank	United States Dollar	167	Hungarian Forint	47,587	5/24/17	(2)
Citibank	United States Dollar	1,041	Polish Zloty	4,224	5/24/17	24
Citibank	United States Dollar	292	Romanian Leu	1,244	5/24/17	– *

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
Citibank	United States Dollar	1,332	South African Rand	17,052	5/24/17	$(73)
Citibank	United States Dollar	433	Turkish Lira	1,616	4/7/17	11

Total						$(49)

*	Amount rounds to less than one thousand.

At March 31, 2017, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
10-Year Euro Bund (Euro)	(4)	$689	Short	6/17	$(2)
10-Year U.S. Treasury Note (United States Dollar)	(29)	3,612	Short	6/17	(12)
Euro Dollar (United States Dollar)	(91)	22,293	Short	12/18	11

Total					$(3)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

As of March 31, 2017, the Fund had the following credit default swap agreements outstanding:

COUNTERPARTY	BUY/SELL PROTECTION	(PAY)/ RECEIVE FIXED RATE	REFERENCE ENTITY/ SECURITY	NOTIONAL AMOUNT	EXPIRATION DATE	FAIR VALUE (000s)	PREMIUMS PAID/ (RECEIVED) (000s)	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Buy	(1.00%)	Argentina Government Bond, 7.625%, 4/22/46	$1,050,000	6/20/22	$(66)	$(62)	$(4)

Total								$(4)

As of March 31, 2017, the Fund had the following bilateral interest rate swap agreements outstanding:

COUNTERPARTY	PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
BNP	Brazil CETIP InterBank Deposit Rate	12.63%	3,711,015	BRL	1/2/18	$15
Citibank	Brazil CETIP InterBank Deposit Rate	12.24%	2,725,903	BRL	1/2/19	34
BNP	3.52%	China 7 Day Repo Rate	3,500,000	CNY	12/12/21	8
BNP	1.74%	KORIBOR 3 MONTH	1,033,000,000	KRW	1/31/22	(1)
Citibank	1.67%	KORIBOR 3 MONTH	1,859,579,884	KRW	1/17/22	5
BNP	INR-FBIL-MIBOR-OIS-Compound	6.71%	63,000,000	INR	3/7/22	3

Total						$64

As of March 31, 2017, the Fund had the following centrally cleared interest rate swap agreements outstanding:

PAY RATE INDEX/ PAY RATE	RECEIVE RATE/ RECEIVE RATE INDEX	NOTIONAL AMOUNT	NOTIONAL CURRENCY	EXPIRATION DATE	UNREALIZED APPRECIATION (DEPRECIATION) (000s)
28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.16%	30,829,575	MXN	2/22/19	$1
28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.16%	17,241,294	MXN	2/22/19	–*
Brazil CETIP InterBank Deposit Rate	11.78%	1,727,997	BRL	1/4/21	39

Total					$40

*	Amount rounds to less than one thousand.

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AA	0.8%
A	12.3
BBB	21.9
BB	32.0
B	19.6
CCC or Below	5.9
Non-Rated	2.9
Cash Equivalents	4.6

Total	100.0%

* Credit quality ratings are compiled from two external rating agencies: Moody’s and S&P Global. The Fund assigns the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

At March 31, 2017, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Basic Materials	0.4%
Communications	0.9
Consumer, Non-cyclical	0.3
Diversified	0.1
Energy	8.1
Financial	5.3
Government	84.1
Utilities	0.8

Total	100.0%

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	55.0%
Mexican Peso	6.9
Indonesian Rupiah	5.5
South African Rand	5.1
All other currencies less than 5%	27.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$–		$583	$–	$583
Foreign Issuer Bonds (1)	–		83,740	–	83,740
Investment Companies	4,043		–	–	4,043
Total Investments	$4,043		$84,323	$–	$88,366

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign Currency
Exchange Contracts	$–		$274	$–	$274
Futures Contracts	11		–	–	11
Bilateral Interest Rate Swap
Agreements	–		65	–	65
Centrally Cleared Interest Rate
Swap Agreements	–		40	–	40
Liabilities
Forward Foreign Currency
Exchange Contracts	–		(323)	–	(323)
Futures Contracts	(14)		–	–	(14)
Bilateral Interest Rate Swap
Agreements	–		(1)	–	(1)
Centrally Cleared Interest Rate
Swap Agreements	–		– *	–	– *
Credit Default Swap Agreements	–		(4)	–	(4)
Total Other Financial Instruments		$(3)	$51	$–	$48

(1)	Classifications as defined in the Schedule of Investments.

*	Amount rounds to less than one thousand

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued	MARCH 31, 2017

EXPLANATION OF CURRENCY ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ARS – Argentine Peso

BRL – Brazilian Real

COP – Colombian Peso

EGP – Egyptian Pound

EUR – Euro

HUF – Hungarian Forint

IDR – Indonesian Rupiah

MXN – Mexican Peso

MYR – Malaysian Ringgit

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

PLN – Polish Zloty

RON – Romanian Leu

RUB – Russian Ruble

THB – Thai Baht

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

Exploration & Production – 0.0%

Chesapeake Energy Corp.,

5.50%, 9/15/26 (1)(2)	$25	$26
Total Convertible Bonds
(Cost $25)		26

CORPORATE BONDS – 67.4%

Advertising & Marketing – 0.3%

Acosta, Inc.,
7.75%, 10/1/22 (1)	1,115	947

Lamar Media Corp.,
5.75%, 2/1/26	100	107
		1,054

Aerospace & Defense – 0.6%

Arconic, Inc.,
5.13%, 10/1/24	145	150
5.95%, 2/1/37	175	174

TransDigm, Inc.,
6.00%, 7/15/22	25	25
6.50%, 5/15/25 (1)	75	76
6.38%, 6/15/26	1,440	1,441
		1,866

Airlines – 0.0%

Allegiant Travel Co.,

5.50%, 7/15/19	100	103

Apparel & Textile Products – 0.1%

Hanesbrands, Inc.,

4.88%, 5/15/26 (1)	315	310

Auto Parts Manufacturing – 0.3%

American Axle & Manufacturing, Inc.,
6.63%, 10/15/22	150	155
6.25%, 4/1/25 (1)	100	100

Cooper-Standard Automotive, Inc.,
5.63%, 11/15/26 (1)	75	75

Dana, Inc.,
6.00%, 9/15/23	125	130

Goodyear Tire & Rubber (The) Co.,
5.13%, 11/15/23	25	26
5.00%, 5/31/26	100	103
4.88%, 3/15/27	75	75

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Auto Parts Manufacturing – 0.3% – continued

Tenneco, Inc.,
5.38%, 12/15/24	$150	$154

ZF North America Capital, Inc.,
4.00%, 4/29/20 (1)	180	185
		1,003

Banks – 0.0%

Washington Mutual Bank/Debt not acquired by JPMorgan,

3.24%, 12/31/40 (3)	250	55

Cable & Satellite – 2.7%

Altice US Finance I Corp.,
5.50%, 5/15/26 (1)	200	206

Block Communications, Inc.,
6.88%, 2/15/25 (1)	75	80

Cablevision Systems Corp.,
5.88%, 9/15/22	100	101

CCO Holdings LLC/CCO Holdings
Capital Corp.,
5.25%, 9/30/22	470	488
5.13%, 5/1/23 (1)	475	489
5.75%, 9/1/23	425	442
5.88%, 4/1/24 (1)	50	53
5.38%, 5/1/25 (1)(2)	50	51
5.75%, 2/15/26 (1)(2)	770	808
5.50%, 5/1/26 (1)	175	181
5/1/27 (1)(4)	110	111
5.88%, 5/1/27 (1)	345	362

Cequel Communications Holdings I
LLC/Cequel Capital Corp.,
6.38%, 9/15/20 (1)	1,000	1,030
5.13%, 12/15/21 (1)	521	529

Charter Communications
Operating LLC/Charter
Communications Operating Capital, 5/1/47 (4)	25	25

CSC Holdings LLC,
7.88%, 2/15/18	225	235
7.63%, 7/15/18	185	196
8.63%, 2/15/19	50	55
10.88%, 10/15/25 (1)	745	896
5.50%, 4/15/27 (1)	140	142

DISH DBS Corp.,
5.13%, 5/1/20	50	52
6.75%, 6/1/21	245	264

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Cable & Satellite – 2.7% – continued
5.88%, 11/15/24	$770	$809
7.75%, 7/1/26	190	221

Midcontinent Communications/Midcontinent Finance Corp.,
6.88%, 8/15/23 (1)	50	53

Wave Holdco LLC/Wave Holdco Corp., 8.25%, 7/15/19 (1)(5)	443	445

WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/1/20 (1)	100	103

WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, 7/15/19	294	306
		8,733

Casinos & Gaming – 2.2%

Boyd Gaming Corp.,
6.88%, 5/15/23	820	884
6.38%, 4/1/26	495	530

Eagle II Acquisition Co. LLC,
6.00%, 4/1/25 (1)	50	51

GLP Capital L.P./GLP Financing II, Inc.,
4.38%, 11/1/18	70	72
4.88%, 11/1/20	555	581
5.38%, 11/1/23	280	297

Golden Nugget, Inc.,
8.50%, 12/1/21 (1)	150	159

Isle of Capri Casinos, Inc.,
8.88%, 6/15/20	100	103
5.88%, 3/15/21	375	387

Jack Ohio Finance LLC/Jack Ohio
Finance 1 Corp.,
10.25%, 11/15/22 (1)	550	590

Jacobs Entertainment, Inc.,
7.88%, 2/1/24 (1)	100	103

MGM Resorts International,
11.38%, 3/1/18	100	108
8.63%, 2/1/19	495	543
6.75%, 10/1/20	400	440
6.63%, 12/15/21	130	144

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Casinos & Gaming – 2.2% – continued

Mohegan Tribal Gaming Authority,
7.88%, 10/15/24 (1)	$150	$152

Scientific Games International, Inc.,
6.25%, 9/1/20	220	208
6.63%, 5/15/21	245	230
7.00%, 1/1/22 (1)(2)	100	107
10.00%, 12/1/22	775	826

Station Casinos LLC,
7.50%, 3/1/21	210	218

Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.,
5.50%, 3/1/25 (1)	260	264
		6,997

Chemicals – 1.2%

CF Industries, Inc.,
7.13%, 5/1/20	50	54
5.38%, 3/15/44	220	192

Hexion, Inc.,
6.63%, 4/15/20	1,980	1,822
10.38%, 2/1/22 (1)	200	199
13.75%, 2/1/22 (1)	250	239

Koppers, Inc.,
6.00%, 2/15/25 (1)	25	26

Momentive Performance Materials, Inc.,
3.88%, 10/24/21	145	143

Platform Specialty Products Corp.,
6.50%, 2/1/22 (1)	580	602

TPC Group, Inc.,
8.75%, 12/15/20 (1)	250	227

Tronox Finance LLC,
6.38%, 8/15/20	150	150

Valvoline, Inc.,
5.50%, 7/15/24 (1)	75	79

Versum Materials, Inc.,
5.50%, 9/30/24 (1)	50	52

WR Grace & Co-Conn,
5.13%, 10/1/21	55	58
		3,843

Coal Operations – 3.3%

Cloud Peak Energy
Resources LLC/Cloud Peak Energy
Finance Corp.,
12.00%, 11/1/21	75	81

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Coal Operations – 3.3% – continued
6.38%, 3/15/24	$50	$40

CONSOL Energy, Inc.,
5.88%, 4/15/22	50	49

Foresight Energy LLC/Foresight Energy
Finance Corp.,
10.00%, 8/15/21 (1)(6)	5,618	6,488
11.50%, 4/1/23 (1)	3,610	3,375

Murray Energy Corp.,
11.25%, 4/15/21 (1)	625	483

Peabody Energy Corp.,
10.00%, 3/15/22 (1)(2)(3)	200	126

Peabody Securities Finance Corp.,
6.00%, 3/31/22 (1)	50	50
6.38%, 3/31/25 (1)	50	50
		10,742

Commercial Finance – 1.1%

CIT Group, Inc.,
5.25%, 3/15/18	375	385
6.63%, 4/1/18 (1)	820	854
5.00%, 5/15/18 (1)	850	856
5.50%, 2/15/19 (1)	540	568
3.88%, 2/19/19	365	373

Fortress Transportation & Infrastructure
Investors LLC,
6.75%, 3/15/22 (1)	600	596
		3,632

Communications Equipment – 0.2%

Avaya, Inc.,
7.00%, 4/1/19 (1)(2)(7)	275	217
9.00%, 4/1/19 (1)(2)(7)	25	20

CommScope Technologies LLC,
6.00%, 6/15/25 (1)	205	215
5.00%, 3/15/27 (1)	25	25

Radiate Holdco LLC/Radiate Finance, Inc.,
6.63%, 2/15/25 (1)	125	123

Riverbed Technology, Inc.,
8.88%, 3/1/23 (1)	135	138
		738

Construction Materials Manufacturing – 0.4%

NWH Escrow Corp.,
7.50%, 8/1/21 (1)	25	22

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Construction Materials Manufacturing – 0.4% – continued

Standard Industries, Inc.,
5.38%, 11/15/24 (1)	$250	$253

US Concrete, Inc.,
6.38%, 6/1/24 (1)	195	202

USG Corp.,
8.25%, 1/15/18	620	650
5.50%, 3/1/25 (1)	155	161
		1,288

Consumer Finance – 2.3%

Alliance Data Systems Corp.,
6.38%, 4/1/20 (1)	75	76
5.88%, 11/1/21 (1)	100	104
5.38%, 8/1/22 (1)	175	176

Ally Financial, Inc.,
3.25%, 9/29/17	50	50
6.25%, 12/1/17	470	482
3.60%, 5/21/18	1,085	1,099
3.25%, 11/5/18	495	498
8.00%, 3/15/20	985	1,106
7.50%, 9/15/20	25	28
8.00%, 11/1/31	25	30

CNG Holdings, Inc.,
9.38%, 5/15/20 (1)(2)	50	46

First Data Corp.,
7.00%, 12/1/23 (1)	605	649
5.00%, 1/15/24 (1)	350	356

Ladder Capital Finance
Holdings LLLP/Ladder Capital
Finance Corp.,
5.25%, 3/15/22 (1)	100	101

MGIC Investment Corp.,
5.75%, 8/15/23	75	79

Navient Corp.,
5.50%, 1/15/19	105	109
4.88%, 6/17/19	820	839
6.63%, 7/26/21	25	26
6.50%, 6/15/22	125	126
5.50%, 1/25/23	350	334
7.25%, 9/25/23	50	50
6.13%, 3/25/24	475	452

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Consumer Finance – 2.3% – continued

Springleaf Finance Corp., 8.25%, 10/1/23	$440	$464

Starwood Property Trust, Inc., 5.00%, 12/15/21 (1)	175	182
		7,462

Consumer Products – 1.2%

Edgewell Personal Care Co.,
4.70%, 5/19/21	360	377
4.70%, 5/24/22	360	374

High Ridge Brands Co., 8.88%, 3/15/25 (1)	1,170	1,193

HRG Group, Inc., 7.75%, 1/15/22	1,434	1,513

Revlon Consumer Products Corp., 6.25%, 8/1/24	125	125

Spectrum Brands, Inc., 5.75%, 7/15/25	120	127
		3,709

Consumer Services – 0.9%

ADT (The) Corp., 4.88%, 7/15/32 (1)	270	215

Aramark Services, Inc., 5.13%, 1/15/24	475	498

CEB, Inc., 5.63%, 6/15/23 (1)	75	81

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (1)	175	192

R.R. Donnelley & Sons Co.,
7.63%, 6/15/20	725	778
7.88%, 3/15/21	335	360
6.50%, 11/15/23	155	150
6.00%, 4/1/24	340	317

Service Corp. International,
7.63%, 10/1/18	20	22
5.38%, 5/15/24	195	203

Southern Graphics, Inc.,
8.38%, 10/15/20 (1)	150	152
		2,968

Containers & Packaging – 1.1%

Ball Corp., 4.38%, 12/15/20	190	199

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Containers & Packaging – 1.1% – continued
5.00%, 3/15/22	$250	$264

Berry Plastics Corp.,
6.00%, 10/15/22	200	211
5.13%, 7/15/23	195	200

BWAY Holding Co.,
9.13%, 8/15/21 (1)	395	432
4/15/24 (1)(4)	295	297
4/15/25 (1)(4)	225	225

Flex Acquisition Co., Inc., 6.88%, 1/15/25 (1)	50	51

Graphic Packaging International, Inc., 4.13%, 8/15/24	50	50

Multi-Color Corp., 6.13%, 12/1/22 (1)	125	130

Owens-Brockway Glass Container, Inc., 5.38%, 1/15/25 (1)	250	254

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg), 5.13%, 7/15/23 (1)	415	426

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 5.75%, 10/15/20	325	334
6.88%, 2/15/21	165	170
7.00%, 7/15/24 (1)	50	54

Sealed Air Corp., 5.50%, 9/15/25 (1)	200	212
		3,509

Department Stores – 0.0%

JC Penney Corp., Inc., 6.38%, 10/15/36	100	76

Distributors – Consumer Discretionary – 0.9%

American Tire Distributors, Inc., 10.25%, 3/1/22 (1)	2,720	2,768

Diversified Banks – 0.4%

Bank of America Corp.,
8.00%, 1/30/18 (8)	300	309
6.25%, 9/5/24 (8)	200	210

Citigroup, Inc., 6.25%, 8/15/26 (8)	100	108

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Diversified Banks – 0.4% – continued

JPMorgan Chase & Co.,
6.13%, 4/30/24 (8)	$25	$27
6.10%, 10/1/24 (8)	675	713
		1,367

Electrical Equipment Manufacturing – 0.1%

Airxcel, Inc., 8.50%, 2/15/22 (1)	75	77

Vertiv Group Corp., 9.25%, 10/15/24 (1)	345	369
		446

Entertainment Content – 0.4%

Liberty Interactive LLC, 8.50%, 7/15/29	245	272

Univision Communications, Inc.,
6.75%, 9/15/22 (1)	610	640
5.13%, 5/15/23 (1)	305	301

WMG Acquisition Corp., 5.00%, 8/1/23 (1)	50	51
		1,264

Entertainment Resources – 0.8%

AMC Entertainment Holdings, Inc.,
5.75%, 6/15/25	315	323
6.13%, 5/15/27 (1)	285	287

Carmike Cinemas, Inc., 6.00%, 6/15/23 (1)	75	79

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.25%, 3/15/21	245	251

Cinemark USA, Inc., 5.13%, 12/15/22	50	51

LTF Merger Sub, Inc., 8.50%, 6/15/23 (1)	350	371

National CineMedia LLC, 5.75%, 8/15/26	50	51

Regal Entertainment Group,
5.75%, 3/15/22	458	478
5.75%, 6/15/23	400	415

Six Flags Entertainment Corp.,
5.25%, 1/15/21 (1)	310	319
		2,625

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Exploration & Production – 5.6%

Alta Mesa Holdings L.P./Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (1)	$325	$339

Antero Resources Corp.,
5.38%, 11/1/21	310	318
5.13%, 12/1/22	825	836

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/1/22 (1)(2)	450	466

Bill Barrett Corp.,
7.63%, 10/1/19	25	25
7.00%, 10/15/22	358	338

Bonanza Creek Energy, Inc.,
6.75%, 4/15/21 (7)	165	133
5.75%, 2/1/23 (7)	180	144

California Resources Corp., 8.00%, 12/15/22 (1)	475	386

Callon Petroleum Co., 6.13%, 10/1/24 (1)	100	104

Carrizo Oil & Gas, Inc.,
7.50%, 9/15/20	189	196
6.25%, 4/15/23	100	100

Chesapeake Energy Corp.,
6.63%, 8/15/20	150	150
6.88%, 11/15/20	50	50
6.13%, 2/15/21	400	388
5.38%, 6/15/21	460	428
8.00%, 12/15/22 (1)	25	26
5.75%, 3/15/23	125	114
8.00%, 1/15/25 (1)	500	500

Concho Resources, Inc., 5.50%, 4/1/23	295	305

Continental Resources, Inc.,
5.00%, 9/15/22	175	177
4.50%, 4/15/23	135	131
3.80%, 6/1/24	330	307
4.90%, 6/1/44	45	39

Denbury Resources, Inc.,
9.00%, 5/15/21 (1)	25	26
6.38%, 8/15/21	100	82

Eclipse Resources Corp., 8.88%, 7/15/23	25	26

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Exploration & Production – 5.6% – continued

EP Energy LLC/Everest Acquisition Finance, Inc.,
9.38%, 5/1/20	$1,733	$1,634
7.75%, 9/1/22	250	202
6.38%, 6/15/23	990	760
8.00%, 2/15/25 (1)	25	23

Extraction Oil & Gas Holdings LLC/Extraction Finance Corp.,
7.88%, 7/15/21 (1)	275	290
Gulfport Energy Corp.,
6.00%, 10/15/24 (1)	125	121
6.38%, 5/15/25 (1)	75	74

Halcon Resources Corp.,
6.75%, 2/15/25 (1)	375	368

Jones Energy Holdings LLC/Jones
Energy Finance Corp.,
6.75%, 4/1/22	200	170
9.25%, 3/15/23	350	348

Laredo Petroleum, Inc.,
7.38%, 5/1/22	675	700

Matador Resources Co.,
6.88%, 4/15/23 (1)	50	52

Murphy Oil Corp.,
4.70%, 12/1/22	175	170
6.88%, 8/15/24	225	238

Newfield Exploration Co.,
5.75%, 1/30/22	75	80
5.38%, 1/1/26	270	282

Oasis Petroleum, Inc.,
6.88%, 3/15/22	445	456

Parsley Energy LLC/Parsley Finance
Corp.,
6.25%, 6/1/24 (1)	50	53

PDC Energy, Inc.,
6.13%, 9/15/24 (1)	190	195

Range Resources Corp.,
5.00%, 8/15/22 (1)	580	574
5.00%, 3/15/23 (1)	550	542
4.88%, 5/15/25	110	105

Resolute Energy Corp.,
8.50%, 5/1/20	225	227
Rice Energy, Inc.,
6.25%, 5/1/22	345	355

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Exploration & Production – 5.6% – continued

RSP Permian, Inc.,
6.63%, 10/1/22	$430	$453

Sanchez Energy Corp.,
6.13%, 1/15/23	625	580

SM Energy Co.,
6.50%, 11/15/21	75	77
6.13%, 11/15/22	405	408
5.00%, 1/15/24	150	142
5.63%, 6/1/25	110	105
6.75%, 9/15/26	175	176

Southwestern Energy Co.,
7.50%, 2/1/18	65	68
5.80%, 1/23/20	75	76
6.70%, 1/23/25	225	222

Whiting Petroleum Corp.,
5.00%, 3/15/19	360	359
5.75%, 3/15/21	290	287
6.25%, 4/1/23	390	388

WildHorse Resource Development Corp.,
6.88%, 2/1/25 (1)	75	72

WPX Energy ,Inc.,
8.25%, 8/1/23	150	167

WPX Energy, Inc.,
7.50%, 8/1/20	200	212
6.00%, 1/15/22	25	25
5.25%, 9/15/24	210	203
		18,173

Financial Services – 0.9%

FBM Finance, Inc.,
8.25%, 8/15/21 (1)	735	779

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
4.88%, 3/15/19	410	414
6.00%, 8/1/20	25	26
5.88%, 2/1/22	410	416
6.25%, 2/1/22 (1)	225	228
6.75%, 2/1/24 (1)	125	129

KCG Holdings, Inc.,
6.88%, 3/15/20 (1)	200	205

Nationstar Mortgage LLC/Nationstar Capital Corp.,
9.63%, 5/1/19	125	129

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Financial Services – 0.9% – continued
6.50%, 6/1/22	$76	$76

Vertiv Intermediate Holding Corp.,
12.00%, 2/15/22 (1)(2)(5)	325	339
		2,741

Food & Beverage – 0.4%

B&G Foods, Inc.,
5.25%, 4/1/25	75	76

Post Holdings, Inc.,
6.00%, 12/15/22 (1)	320	337
7.75%, 3/15/24 (1)	130	143
5.50%, 3/1/25 (1)	235	236
5.75%, 3/1/27 (1)	250	249

Simmons Foods, Inc.,
7.88%, 10/1/21 (1)	380	399
		1,440

Forest & Paper Products Manufacturing – 0.1%

Appvion, Inc.,
9.00%, 6/1/20 (1)	225	132

Mercer International, Inc.,
6.50%, 2/1/24 (1)	50	50
		182

Hardware – 1.5%

CDW LLC/CDW Finance Corp.,
6.00%, 8/15/22	50	53
5.00%, 9/1/25	225	230

Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
5.88%, 6/15/21 (1)	805	846
6.02%, 6/15/26 (1)	205	223

Diebold Nixdorf, Inc.,
8.50%, 4/15/24	75	83

EMC Corp.,
1.88%, 6/1/18	715	708
2.65%, 6/1/20	850	828

NCR Corp.,
6.38%, 12/15/23	225	237

Western Digital Corp.,
10.50%, 4/1/24	1,290	1,521

Zebra Technologies Corp.,
7.25%, 10/15/22	160	173
		4,902

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Health Care Facilities & Services – 5.2%

CHS/Community Health Systems, Inc.,
8.00%, 11/15/19	$175	$172
7.13%, 7/15/20	100	92
6.88%, 2/1/22	150	129

DaVita, Inc.,
5.75%, 8/15/22	200	207
5.13%, 7/15/24	185	187

Envision Healthcare Corp.,
6.25%, 12/1/24 (1)	50	52

Fresenius Medical Care US Finance II, Inc.,
6.50%, 9/15/18 (1)	600	636
5.88%, 1/31/22 (1)	170	184
4.75%, 10/15/24 (1)	120	122

HCA, Inc.,
8.00%, 10/1/18	50	54
3.75%, 3/15/19	75	77
6.50%, 2/15/20	135	148
5.88%, 3/15/22	180	198
4.75%, 5/1/23	390	407
5.00%, 3/15/24	655	687
5.38%, 2/1/25	125	130
5.25%, 4/15/25	330	351
7.69%, 6/15/25	690	786
7.58%, 9/15/25	100	112
5.88%, 2/15/26	255	269
5.25%, 6/15/26	100	105
4.50%, 2/15/27	225	225
7.50%, 11/6/33	820	897
7.75%, 7/15/36	420	463

IASIS Healthcare LLC/IASIS Capital Corp.,
8.38%, 5/15/19	1,635	1,565

Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
6.38%, 8/1/23 (1)	180	188

Kindred Healthcare, Inc.,
8.00%, 1/15/20	435	442
6.38%, 4/15/22	75	70

LifePoint Health, Inc.,
5.88%, 12/1/23	125	129

RegionalCare Hospital Partners Holdings, Inc.,
8.25%, 5/1/23 (1)	1,000	1,067

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Health Care Facilities & Services – 5.2% – continued

Select Medical Corp.,
6.38%, 6/1/21	$25	$25

Surgery Center Holdings, Inc.,
8.88%, 4/15/21 (1)	960	1,015

Team Health Holdings, Inc.,
6.38%, 2/1/25 (1)	100	98

Tenet Healthcare Corp.,
6.25%, 11/1/18	245	257
7.50%, 1/1/22 (1)	430	464
8.13%, 4/1/22	230	240
6.75%, 6/15/23	3,020	2,967
6.88%, 11/15/31	1,200	1,029

Universal Hospital Services, Inc.,
7.63%, 8/15/20	100	99

Vizient, Inc.,
10.38%, 3/1/24 (1)	350	399
		16,744

Home Improvement – 0.1%

BMC East LLC,
5.50%, 10/1/24 (1)	75	77

RSI Home Products, Inc.,
6.50%, 3/15/23 (1)	175	180

Summit Materials LLC/Summit Materials Finance Corp.,
6.13%, 7/15/23	50	51
		308

Homebuilders – 1.5%

Beazer Homes USA, Inc.,
8.75%, 3/15/22 (1)	100	109
6.75%, 3/15/25 (1)	50	50

CalAtlantic Group, Inc.,
8.38%, 5/15/18	300	320
8.38%, 1/15/21	130	151
5.38%, 10/1/22	145	152
5.25%, 6/1/26	195	194

Century Communities, Inc.,
6.88%, 5/15/22 (1)	125	130

K Hovnanian Enterprises, Inc.,
5.00%, 11/1/21	385	291

Lennar Corp.,
4.75%, 12/15/17	385	389
4.13%, 1/15/22	175	176
4.75%, 11/15/22	430	443

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Homebuilders – 1.5% – continued
4.88%, 12/15/23	$95	$97
4.75%, 5/30/25	445	446

Meritage Homes Corp.,
6.00%, 6/1/25	255	266

Shea Homes L.P./Shea Homes Funding Corp.,
6.13%, 4/1/25 (1)	95	95

Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
5.63%, 3/1/24 (1)	173	179

Toll Brothers Finance Corp.,
4.00%, 12/31/18	100	103
4.38%, 4/15/23	95	96
4.88%, 3/15/27	100	100

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.,
4.38%, 6/15/19	610	624

Weekley Homes LLC/Weekley Finance Corp.,
6.00%, 2/1/23	175	170

William Lyon Homes, Inc.,
5.88%, 1/31/25 (1)	125	126
		4,707

Industrial Other – 0.6%

AECOM,
5.88%, 10/15/24	120	128
5.13%, 3/15/27 (1)	125	125

Ahern Rentals, Inc.,
7.38%, 5/15/23 (1)	325	279

Engility Corp.,
8.88%, 9/1/24 (1)	50	53

HD Supply, Inc.,
5.25%, 12/15/21(1)	385	405
5.75%, 4/15/24 (1)	90	95

Herc Rentals, Inc.,
7.50%, 6/1/22 (1)	67	71
7.75%, 6/1/24 (1)	201	215

New Enterprise Stone & Lime Co., Inc.,
10.13%, 4/1/22 (1)	200	211

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Industrial Other – 0.6% – continued

United Rentals North America, Inc.,
5.75%, 11/15/24	$115	$120
5.88%, 9/15/26	50	52
5.50%, 5/15/27	25	25
		1,779

Internet Media – 0.1%

Match Group, Inc.,
6.38%, 6/1/24	50	54

Netflix, Inc.,
5.50%, 2/15/22	235	250
4.38%, 11/15/26 (1)	130	128
		432

Machinery Manufacturing – 1.2%

BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 3/15/24 (1)	125	128

Case New Holland Industrial, Inc.,
7.88%, 12/1/17	397	411

Cleaver-Brooks, Inc.,
8.75%, 12/15/19 (1)	1,270	1,308

Cloud Crane LLC,
10.13%, 8/1/24 (1)	425	454

CNH Industrial Capital LLC,
4.88%, 4/1/21	145	152

SPX FLOW, Inc.,
5.63%, 8/15/24 (1)	50	51
5.88%, 8/15/26 (1)	50	50

Terex Corp.,
6.50%, 4/1/20	260	264

Welbilt, Inc.,
9.50%, 2/15/24	155	179

Xerium Technologies, Inc.,
9.50%, 8/15/21	740	752
		3,749

Managed Care – 0.9%

MPH Acquisition Holdings LLC,
7.13%, 6/1/24 (1)	290	312

Opal Acquisition, Inc.,
8.88%, 12/15/21 (1)	2,800	2,436
		2,748

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Manufactured Goods – 1.0%

Grinding Media, Inc./MC Grinding Media Canada, Inc.,
7.38%, 12/15/23 (1)	$125	$131

Material Science Corp.,
14.00%, 6/22/22	1,400	1,262

NCI Building Systems, Inc.,
8.25%, 1/15/23 (1)	230	250

Novelis Corp.,
6.25%, 8/15/24 (1)	95	99
5.88%, 9/30/26 (1)	260	265

Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc.,
8.63%, 6/1/21 (1)	1,450	1,363
		3,370

Mass Merchants – 0.1%

Dollar Tree, Inc.,

5.75%, 3/1/23	435	463

Metals & Mining – 4.2%

Aleris International, Inc.,
7.88%, 11/1/20	175	173
9.50%, 4/1/21 (1)	50	54

Century Aluminum Co.,
7.50%, 6/1/21 (1)(2)	5,390	5,377

Cliffs Natural Resources, Inc.,
8.25%, 3/31/20 (1)	100	108
5.75%, 3/1/25 (1)	100	97

Freeport-McMoRan, Inc.,
2.30%, 11/14/17	75	75
2.38%, 3/15/18	300	298
6.50%, 11/15/20 (1)	550	562
4.00%, 11/14/21	105	101
6.75%, 2/1/22(1)	100	103
3.88%, 3/15/23	355	326
5.40%, 11/14/34	360	313
5.45%, 3/15/43	50	42

Hecla Mining Co.,
6.88%, 5/1/21	75	77

International Wire Group, Inc.,
10.75%, 8/1/21 (1)	550	535

Joseph T Ryerson & Son, Inc.,
11.00%, 5/15/22 (1)	1,760	1,980

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Metals & Mining – 4.2% – continued

Real Alloy Holding, Inc.,
10.00%, 1/15/19 (1)	$3,240	$3,264

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp.,
7.38%, 2/1/20 (1)	25	25
		13,510

Oil & Gas Services & Equipment – 0.9%

Calfrac Holdings L.P.,
7.50%, 12/1/20 (1)	200	179

Forum Energy Technologies, Inc.,
6.25%, 10/1/21	2,170	2,137

Global Marine, Inc.,
7.00%, 6/1/28	25	22

Nabors Industries, Inc.,
5.00%, 9/15/20	50	52
4.63%, 9/15/21	25	25
5.50%, 1/15/23 (1)	75	77

Rowan Cos., Inc.,
7.38%, 6/15/25	100	101

SESI LLC,
7.13%, 12/15/21	300	304

Weatherford International LLC,
6.80%, 6/15/37	75	72
		2,969

Pharmaceuticals – 0.7%

Endo Finance LLC/Endo Finco, Inc.,
7.25%, 1/15/22 (1)	200	189
5.38%, 1/15/23 (1)	670	578

inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.,
7.50%, 10/1/24 (1)	560	576

Nature’s Bounty (The) Co.,
7.63%, 5/15/21 (1)	540	569

Valeant Pharmaceuticals International,
6.38%, 10/15/20 (1)	50	45
7.25%, 7/15/22 (1)	280	239
		2,196

Pipeline – 3.2%

American Midstream Partners L.P./American Midstream Finance Corp.,
8.50%, 12/15/21 (1)	75	77

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Pipeline – 3.2% – continued

Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.38%, 9/15/24 (1)	$450	$457

Cheniere Corpus Christi Holdings LLC,
7.00%, 6/30/24 (1)	100	110

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.,
6.25%, 4/1/23	490	508
5.75%, 4/1/25 (1)	275	281

DCP Midstream Operating L.P.,
2.50%, 12/1/17	165	165
9.75%, 3/15/19 (1)	90	101
5.35%, 3/15/20 (1)	75	78
4.75%, 9/30/21 (1)	130	132
8.13%, 8/16/30	35	41
6.45%, 11/3/36 (1)	150	159
6.75%, 9/15/37 (1)	245	263
5.85%, 5/21/43 (1)(9)	155	142
5.60%, 4/1/44	160	147

Energy Transfer Equity L.P.,
7.50%, 10/15/20	255	284
5.88%, 1/15/24	295	314
5.50%, 6/1/27	95	99

Holly Energy Partners L.P./Holly Energy Finance Corp.,
6.00%, 8/1/24 (1)	75	79

MPLX L.P.,
4.50%, 7/15/23	75	78
4.88%, 12/1/24	410	431

ONEOK, Inc.,
6.00%, 6/15/35	205	212

PBF Logistics L.P./PBF Logistics Finance Corp.,
6.88%, 5/15/23	100	101

Regency Energy Partners L.P./Regency Energy Finance Corp.,
5.50%, 4/15/23	515	535

Rockies Express Pipeline LLC,
5.63%, 4/15/20 (1)	385	405
7.50%, 7/15/38 (1)	140	151
6.88%, 4/15/40 (1)	295	309

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Pipeline – 3.2% – continued

Rose Rock Midstream L.P./Rose Rock Finance Corp.,
5.63%, 7/15/22	$450	$445
5.63%, 11/15/23	540	529

Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
5.50%, 8/15/22	175	175
5.75%, 4/15/25	395	393

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,
5.50%, 9/15/24 (1)	75	75

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.25%, 5/1/23	575	588
4.25%, 11/15/23	695	679
6.75%, 3/15/24	255	277
5.13%, 2/1/25 (1)	260	268
5.38%, 2/1/27 (1)	235	243

Tesoro Logistics L.P./Tesoro Logistics Finance Corp.,
5.88%, 10/1/20	200	206
6.13%, 10/15/21	175	183

Williams (The) Cos., Inc.,
4.55%, 6/24/24	130	131
7.50%, 1/15/31	65	76
5.75%, 6/24/44	240	241

Williams Partners L.P./ACMP Finance Corp.,
4.88%, 3/15/24	140	144
		10,312

Power Generation – 1.6%

Calpine Corp.,
6.00%, 1/15/22 (1)	260	271
5.38%, 1/15/23	670	676
5.50%, 2/1/24	450	448
5.75%, 1/15/25	75	74

Dynegy, Inc.,
7.38%, 11/1/22	300	297
5.88%, 6/1/23	220	202
7.63%, 11/1/24	260	248
8.00%, 1/15/25 (1)	75	72

NRG Energy, Inc.,
6.25%, 7/15/22	445	455

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Power Generation – 1.6% – continued
6.63%, 3/15/23	$375	$384
7.25%, 5/15/26	630	649
6.63%, 1/15/27 (1)	1,100	1,097

NRG Yield Operating LLC,
5.00%, 9/15/26 (1)	100	97

Pattern Energy Group, Inc.,
5.88%, 2/1/24 (1)	100	101

Terraform Global Operating LLC,
9.75%, 8/15/22 (1)	200	224
		5,295

Property & Casualty Insurance – 0.9%

Alliant Holdings Intermediate LLC,
8.25%, 8/1/23 (1)	1,980	2,078

Hub Holdings LLC/Hub Holdings Finance, Inc.,
8.13%, 7/15/19 (1)(2)(5)	25	25

HUB International Ltd.,
7.88%, 10/1/21 (1)(2)	605	631
		2,734

Publishing & Broadcasting – 2.6%

CBS Radio, Inc.,
7.25%, 11/1/24 (1)	100	105

Clear Channel Worldwide Holdings, Inc.,
7.63%, 3/15/20	3,185	3,182
6.50%, 11/15/22	260	270

Gray Television, Inc.,
5.13%, 10/15/24 (1)	245	242
5.88%, 7/15/26 (1)	365	371

iHeartCommunications, Inc.,
10.00%, 1/15/18	50	42
6.88%, 6/15/18	88	70
9.00%, 12/15/19	50	43
14.00%, 2/1/21 (5)	127	42
11.25%, 3/1/21	967	759

Nexstar Broadcasting, Inc.,
5.63%, 8/1/24 (1)	255	259

Nielsen Finance LLC/Nielsen Finance Co.,
4.50%, 10/1/20	390	397
5.00%, 4/15/22 (1)	730	746

Sinclair Television Group, Inc.,
6.13%, 10/1/22	225	235

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Publishing & Broadcasting – 2.6% – continued
5.13%, 2/15/27 (1)	$100	$96

Sirius XM Radio, Inc.,
4.25%, 5/15/20 (1)	185	187
6.00%, 7/15/24 (1)	430	461
5.38%, 7/15/26 (1)	360	368

TEGNA, Inc.,
5.13%, 10/15/19	410	420
5.13%, 7/15/20	140	145
6.38%, 10/15/23	25	26

Townsquare Media, Inc.,
6.50%, 4/1/23 (1)	75	75
		8,541

Real Estate – 1.8%

Crescent Communities LLC/Crescent
Ventures, Inc.,
8.88%, 10/15/21 (1)	125	130

Equinix, Inc.,
5.38%, 4/1/23	350	364
5.88%, 1/15/26	230	245
5.38%, 5/15/27	100	103

ESH Hospitality, Inc.,
5.25%, 5/1/25 (1)	405	408

FelCor Lodging L.P.,
6.00%, 6/1/25	225	235

Iron Mountain, Inc.,
6.00%, 8/15/23	290	305
5.75%, 8/15/24	525	536

Kennedy-Wilson, Inc.,
5.88%, 4/1/24	100	103

MGM Growth Properties Operating
Partnership L.P./MGP Finance
Co-Issuer, Inc.,
5.63%, 5/1/24	175	185

MPT Operating Partnership L.P./MPT
Finance Corp.,
6.38%, 2/15/22	45	47
6.38%, 3/1/24	390	419
5.50%, 5/1/24	355	361
5.25%, 8/1/26	310	305

Omega Healthcare Investors, Inc.,
5.88%, 3/15/24	630	650

Realogy Group LLC/Realogy Co-Issuer Corp.,
5.25%, 12/1/21 (1)	225	234

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Real Estate – 1.8% – continued

RHP Hotel Properties L.P./RHP Finance Corp.,
5.00%, 4/15/23	$50	$51

Sabra Health Care L.P./Sabra Capital Corp.,
5.50%, 2/1/21	535	551

Uniti Group, Inc./CSL Capital LLC,
6.00%, 4/15/23 (1)	175	182
8.25%, 10/15/23	460	485
		5,899

Refining & Marketing – 0.4%

Citgo Holding, Inc.,
10.75%, 2/15/20 (1)	500	537

Sunoco L.P./Sunoco Finance Corp.,
5.50%, 8/1/20	200	202
6.25%, 4/15/21	300	306

Tesoro Corp.,
4.75%, 12/15/23 (1)	150	155

Western Refining Logistics L.P./WNRL
Finance Corp.,
7.50%, 2/15/23	160	172
		1,372

Renewable Energy – 0.1%

Enviva Partners L.P./Enviva Partners
Finance Corp.,
8.50%, 11/1/21 (1)	180	191

Restaurants – 0.3%

KFC Holding Co./Pizza Hut
Holdings LLC/Taco Bell of
America LLC,
5.00%, 6/1/24 (1)	475	485
5.25%, 6/1/26 (1)	265	270

Landry’s, Inc.,
6.75%, 10/15/24 (1)	150	155

Nathan’s Famous, Inc.,
10.00%, 3/15/20 (1)	25	27
		937

Retail – Consumer Discretionary – 1.1%

American Builders & Contractors Supply Co., Inc.,
5.75%, 12/15/23 (1)	125	130

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Retail – Consumer Discretionary – 1.1% – continued

Avis Budget Car Rental LLC/Avis
Budget Finance, Inc.,
5.50%, 4/1/23	$225	$217
6.38%, 4/1/24 (1)	130	130
5.25%, 3/15/25 (1)	145	134

Beacon Roofing Supply, Inc.,
6.38%, 10/1/23	75	80

Builders FirstSource, Inc.,
10.75%, 8/15/23 (1)	75	87
5.63%, 9/1/24 (1)	150	152

Hertz (The) Corp.,
5.50%, 10/15/24 (1)	535	465

L Brands, Inc.,
5.63%, 10/15/23	190	199
6.75%, 7/1/36	275	262

Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/1/22 (1)	465	480

Penske Automotive Group, Inc.,
5.75%, 10/1/22	100	104
5.38%, 12/1/24	60	60

PetSmart, Inc.,
7.13%, 3/15/23 (1)	230	218

QVC, Inc.,
5.13%, 7/2/22	180	189
5.45%, 8/15/34	285	263

Sally Holdings LLC/Sally Capital, Inc.,
5.63%, 12/1/25	175	175

Sonic Automotive, Inc.,
6.13%, 3/15/27 (1)	100	100
		3,445

Retail – Consumer Staples – 0.1%

US Foods, Inc.,

5.88%, 6/15/24 (1)	150	156

Semiconductors – 0.7%

Advanced Micro Devices, Inc.,
7.50%, 8/15/22	16	18
7.00%, 7/1/24	286	305

Amkor Technology, Inc.,
6.38%, 10/1/22	345	356

Micron Technology, Inc.,
5.25%, 8/1/23 (1)	215	220

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Semiconductors – 0.7% – continued
5.25%, 1/15/24 (1)	$125	$129
5.50%, 2/1/25	140	145
5.63%, 1/15/26 (1)	665	700

Microsemi Corp.,
9.13%, 4/15/23 (1)	190	218

Qorvo, Inc.,
6.75%, 12/1/23	125	136
7.00%, 12/1/25	125	138
		2,365

Software & Services – 2.3%

Change Healthcare
Holdings LLC/Change Healthcare
Finance, Inc.,
5.75%, 3/1/25 (1)	125	128

Conduent Finance, Inc./Xerox Business

Services LLC,
10.50%, 12/15/24 (1)	1,230	1,418

Donnelley Financial Solutions, Inc.,
8.25%, 10/15/24 (1)	125	129

Gartner, Inc.,
5.13%, 4/1/25 (1)	50	51

Harland Clarke Holdings Corp.,
9.25%, 3/1/21 (1)	375	365
8.38%, 8/15/22 (1)	50	51

Infor Software Parent LLC/Infor Software Parent, Inc. (100% Cash),
7.13%, 5/1/21 (1)(2)(5)	556	569

Infor US, Inc.,
6.50%, 5/15/22	325	334

MSCI, Inc.,
5.25%, 11/15/24 (1)	340	358
5.75%, 8/15/25 (1)	245	260
4.75%, 8/1/26 (1)	50	51

Nuance Communications, Inc.,
5.38%, 8/15/20 (1)	80	81
6.00%, 7/1/24 (1)	500	517

Rackspace Hosting, Inc.,
8.63%, 11/15/24 (1)	480	506

RP Crown Parent LLC,
7.38%, 10/15/24 (1)	150	156

Solera LLC/Solera Finance, Inc.,
10.50%, 3/1/24 (1)	75	86

SS&C Technologies Holdings, Inc.,
5.88%, 7/15/23	125	132

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Software & Services – 2.3% – continued

Symantec Corp.,
5.00%, 4/15/25 (1)	$215	$220

Syniverse Foreign Holdings Corp.,
9.13%, 1/15/22 (1)	566	546

Syniverse Holdings, Inc.,
9.13%, 1/15/19	79	74

Veritas US, Inc./Veritas Bermuda Ltd.,
7.50%, 2/1/23 (1)	1,270	1,340
		7,372

Supermarkets & Pharmacies – 0.5%

Albertsons Cos. LLC/Safeway,
Inc./New Albertson’s,
Inc./Albertson’s LLC,
6.63%, 6/15/24 (1)	505	516
5.75%, 3/15/25 (1)	515	500

Rite Aid Corp.,
6.75%, 6/15/21	100	100
6.13%, 4/1/23 (1)	630	625
		1,741

Tobacco – 0.0%

Vector Group Ltd.,

6.13%, 2/1/25 (1)	75	77

Transportation & Logistics – 0.4%

BCD Acquisition, Inc.,
9.63%, 9/15/23 (1)	590	637

Navistar International Corp.,
8.25%, 11/1/21	600	600

XPO Logistics, Inc.,
6.13%, 9/1/23 (1)	50	52
		1,289

Travel & Lodging – 0.0%

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,

4.63%, 4/1/25 (1)	25	25

Utilities – 0.9%

AmeriGas Partners L.P./AmeriGas
Finance Corp.,
5.50%, 5/20/25	100	99
5.75%, 5/20/27	100	99

Ferrellgas L.P./Ferrellgas Finance Corp.,
6.75%, 1/15/22	350	331
6.75%, 6/15/23	415	390

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Utilities – 0.9% – continued

Ferrellgas Partners L.P./Ferrellgas
Partners Finance Corp.,
8.63%, 6/15/20	$50	$48

IPALCO Enterprises, Inc.,
5.00%, 5/1/18	385	396

Talen Energy Supply LLC,
4.63%, 7/15/19 (1)	610	624
4.60%, 12/15/21	805	682
6.50%, 6/1/25	135	114
		2,783

Wireless Telecommunications Services – 2.2%

Hughes Satellite Systems Corp.,
6.50%, 6/15/19	188	204
6.63%, 8/1/26 (1)	225	230

Sprint Capital Corp.,
6.88%, 11/15/28	25	26
8.75%, 3/15/32	575	692

Sprint Communications, Inc.,
9.00%, 11/15/18 (1)	680	740
7.00%, 8/15/20	125	134
6.00%, 11/15/22	850	869

Sprint Corp.,
7.25%, 9/15/21	370	400
7.88%, 9/15/23	865	958
7.13%, 6/15/24	1,190	1,270

T-Mobile USA, Inc.,
6.54%, 4/28/20	320	326
6.13%, 1/15/22	295	312
4.00%, 4/15/22	50	51
6.00%, 3/1/23	460	491
6.63%, 4/1/23	300	320
5.38%, 4/15/27	160	165
		7,188

Wireline Telecommunications Services – 2.8%

CenturyLink, Inc.,
6.45%, 6/15/21	273	290
5.80%, 3/15/22	725	748
6.75%, 12/1/23	160	167
7.50%, 4/1/24	325	344
7.60%, 9/15/39	100	89

Cogent Communications Group, Inc.,
5.38%, 3/1/22 (1)	50	51

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 67.4% – continued

Wireline Telecommunications Services – 2.8% – continued

Embarq Corp., 8.00%, 6/1/36	$1,150	$1,144

Frontier Communications Corp.,
10.50%, 9/15/22	470	476
7.13%, 1/15/23	145	127
7.63%, 4/15/24	220	189
11.00%, 9/15/25	1,335	1,298
9.00%, 8/15/31	872	750

GCI, Inc., 6.75%, 6/1/21	100	103

GTT Escrow Corp., 7.88%, 12/31/24 (1)	670	695

Level 3 Communications, Inc., 5.75%, 12/1/22	430	445

Level 3 Financing, Inc.,
5.38%, 8/15/22	55	57
5.63%, 2/1/23	125	129
5.13%, 5/1/23	360	368
5.38%, 1/15/24	340	348

Qwest Corp., 6.88%, 9/15/33	385	383

Windstream Services LLC,
7.75%, 10/1/21	50	49
7.50%, 6/1/22	151	147

Zayo Group LLC/Zayo Capital, Inc.,
6.00%, 4/1/23	370	391
5.75%, 1/15/27 (1)	95	100
		8,888
Total Corporate Bonds
(Cost $208,285)		217,581

FOREIGN ISSUER BONDS – 12.7%

Advertising & Marketing – 0.1%

MDC Partners, Inc., 6.50%, 5/1/24 (1)	210	200

Aerospace & Defense – 0.2%

Bombardier, Inc.,
8.75%, 12/1/21 (1)	300	328
6.00%, 10/15/22 (1)	100	99
6.13%, 1/15/23 (1)	150	147
		574

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.7% – continued

Airlines – 0.1%

Air Canada, 7.75%, 4/15/21 (1)	$300	$337

Auto Parts Manufacturing – 0.2%

IHO Verwaltungs GmbH,
4.13%, 9/15/21 (1)(2)(5)	200	201
4.50%, 9/15/23 (1)(5)	200	198

Nexteer Automotive Group Ltd., 5.88%, 11/15/21 (1)	295	306
		705

Banks – 0.1%

Barclays Bank PLC, 7.63%, 11/21/22	200	219

Biotechnology – 0.0%

Concordia International Corp., 9.50%, 10/21/22 (1)	100	22

Cable & Satellite – 1.9%

Altice Luxembourg S.A.,
7.75%, 5/15/22 (1)	370	393
7.63%, 2/15/25 (1)	270	285

SFR Group S.A.,
6.00%, 5/15/22 (1)	1,365	1,415
7.38%, 5/1/26 (1)	1,875	1,931

Unitymedia GmbH, 6.13%, 1/15/25 (1)	630	663

UPCB Finance IV Ltd., 5.38%, 1/15/25 (1)	200	201

Videotron Ltd./Videotron Ltee, 4/15/27 (4)	25	25

Virgin Media Finance PLC, 6.00%, 10/15/24 (1)	200	207

Virgin Media Secured Finance PLC, 5.50%, 8/15/26 (1)	445	452

Ziggo Bond Finance B.V., 6.00%, 1/15/27 (1)	150	149

Ziggo Secured Finance B.V., 5.50%, 1/15/27 (1)	435	435
		6,156

Casinos & Gaming – 0.0%

Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24 (1)	75	76

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.7% – continued

Chemicals – 0.2%

Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20	$450	$337

Kissner Holdings L.P./Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA, 8.38%, 12/1/22 (1)	100	103

NOVA Chemicals Corp., 5.00%, 5/1/25 (1)	340	346
		786

Commercial Finance – 0.8%

Aircastle Ltd.,
4.63%, 12/15/18	380	393
6.25%, 12/1/19	145	156
5.13%, 3/15/21	230	244
5.50%, 2/15/22	180	193
5.00%, 4/1/23	90	95

Fly Leasing Ltd., 6.38%, 10/15/21	200	205

Park Aerospace Holdings Ltd.,
5.25%, 8/15/22 (1)	775	806
5.50%, 2/15/24 (1)	605	629
		2,721

Consumer Services – 0.0%

Garda World Security Corp.,
7.25%, 11/15/21 (1)	25	24
7.25%, 11/15/21 (1)	25	24
		48

Containers & Packaging – 0.7%

ARD Finance S.A. (100% Cash), 7.13%, 9/15/23 (1)(2)(5)	200	206

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 6/30/21 (1)	300	309
4.25%, 9/15/22 (1)	200	202
7.25%, 5/15/24 (1)	500	535
6.00%, 2/15/25 (1)	855	865
		2,117

Design, Manufacturing & Distribution – 0.1%

Flex Ltd., 5.00%, 2/15/23	145	155

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.7% – continued

Diversified Banks – 0.1%

Barclays PLC, 8.25%, 12/15/18 (8)	$400	$420

Electrical Equipment Manufacturing – 0.0%

Allegion PLC, 5.88%, 9/15/23	120	128

Entertainment Content – 0.0%

Lions Gate Entertainment Corp., 5.88%, 11/1/24 (1)	50	52

Exploration & Production – 0.9%

MEG Energy Corp.,
6.38%, 1/30/23 (1)	945	845
7.00%, 3/31/24 (1)	1,560	1,396
6.50%, 1/15/25 (1)	140	140

OGX Austria GmbH,
8.50%, 6/1/18 (3)(10)	2,420	–
8.38%, 4/1/22 (3)(10)	1,800	–

Seven Generations Energy Ltd., 6.88%, 6/30/23 (1)	100	105

Tullow Oil PLC, 6.00%, 11/1/20 (1)	200	193

Vermilion Energy, Inc., 5.63%, 3/15/25 (1)	100	99
		2,778

Financial Services – 0.1%

Intelsat Connect Finance S.A., 12.50%, 4/1/22 (1)	366	327

Homebuilders – 0.0%

Mattamy Group Corp., 6.50%, 11/15/20 (1)	150	154

Industrial Other – 0.1%

Broadspectrum Ltd., 8.38%, 5/15/20 (1)	385	402

Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (1)	50	51
		453

Machinery Manufacturing – 0.6%

Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (1)	2,140	1,798

CNH Industrial N.V., 4.50%, 8/15/23	165	167
		1,965

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.7% – continued

Medical Equipment & Devices Manufacturing – 0.1%

Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
5.75%, 8/1/22 (1)	$25	$25
5.50%, 4/15/25 (1)	145	133
		158

Metals & Mining – 1.8%

Alcoa Nederland Holding B.V.,
7.00%, 9/30/26 (1)	200	218

Anglo American Capital PLC,
4.45%, 9/27/20 (1)	120	125

ArcelorMittal,
6.00%, 8/5/20	25	27
7.75%, 10/15/39	1,035	1,175

Constellium N.V.,
6.63%, 3/1/25 (1)	250	241

Essar Steel Algoma, Inc.,
9.50%, 11/15/19 (1)(2)(3)	275	31

First Quantum Minerals Ltd.,
7.00%, 2/15/21 (1)	695	716
7.25%, 5/15/22 (1)	480	495
7.25%, 4/1/23 (1)	200	202

FMG Resources (August 2006) Pty. Ltd.,
9.75%, 3/1/22 (1)	415	476

Hudbay Minerals, Inc.,
7.25%, 1/15/23 (1)	190	201
7.63%, 1/15/25 (1)	460	499

IAMGOLD Corp.,
7.00%, 4/15/25 (1)	75	74

Kinross Gold Corp.,
5.13%, 9/1/21	50	52

Teck Resources Ltd.,
4.50%, 1/15/21	75	77
4.75%, 1/15/22	275	284
3.75%, 2/1/23	25	24
6.13%, 10/1/35	325	337
6.00%, 8/15/40	100	101
6.25%, 7/15/41	425	441
		5,796

Oil & Gas Services & Equipment – 0.7%

Ensco PLC,
5.75%, 10/1/44	80	60

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.7% – continued

Oil & Gas Services & Equipment – 0.7% – continued

Noble Holding International Ltd.,
7.75%, 1/15/24	$150	$144

Paragon Offshore PLC,
7.25%, 8/15/24 (1)(2)(3)	950	171

Precision Drilling Corp.,
6.63%, 11/15/20	212	213
6.50%, 12/15/21	260	259
5.25%, 11/15/24	310	294

Transocean, Inc.,
6.00%, 3/15/18	475	484
5.55%, 10/15/22	75	71
9.00%, 7/15/23 (1)	150	160
7.50%, 4/15/31	75	68

Trinidad Drilling Ltd.,
6.63%, 2/15/25 (1)	75	75

Weatherford International Ltd.,
9.88%, 2/15/24 (1)	125	145
6.50%, 8/1/36	25	24
7.00%, 3/15/38	50	48
6.75%, 9/15/40	25	24
		2,240

Pharmaceuticals – 1.5%

Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
6.00%, 7/15/23 (1)	600	525
6.00%, 2/1/25 (1)	335	286

Valeant Pharmaceuticals International, Inc.,
5.63%, 12/1/21 (1)	845	680
5.50%, 3/1/23 (1)	1,195	920
5.88%, 5/15/23 (1)	2,455	1,906
7.00%, 3/15/24 (1)(2)	300	308
6.13%, 4/15/25 (1)	125	96
		4,721

Pipeline – 0.0%

Gibson Energy, Inc.,

6.75%, 7/15/21 (1)	68	71

Restaurants – 0.1%

1011778 B.C. ULC/New Red Finance, Inc.,
4.63%, 1/15/22 (1)	135	138
6.00%, 4/1/22 (1)	175	182
		320

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.7% – continued

Semiconductors – 0.3%

NXP B.V./NXP Funding LLC,
4.13%, 6/1/21 (1)	$500	$519
3.88%, 9/1/22 (1)	200	204

Sensata Technologies UK Financing Co. PLC,
6.25%, 2/15/26 (1)	200	212
		935

Software & Services – 0.7%

Camelot Finance S.A.,
7.88%, 10/15/24 (1)	1,155	1,216

IHS Markit Ltd.,
5.00%, 11/1/22 (1)(2)	600	628

Nielsen (The) Co. Luxembourg S.A.R.L.,
5.00%, 2/1/25 (1)	25	25

Open Text Corp.,
5.88%, 6/1/26 (1)	335	351
		2,220

Travel & Lodging – 0.3%

NCL Corp. Ltd.,
4.63%, 11/15/20 (1)	200	204
4.75%, 12/15/21 (1)	465	472

Royal Caribbean Cruises Ltd.,
5.25%, 11/15/22	210	227

Silversea Cruise Finance Ltd.,
7.25%, 2/1/25 (1)	75	79

Viking Cruises Ltd.,

8.50%, 10/15/22 (1)	75	78
		1,060

Waste & Environment Services & Equipment – 0.1%

GFL Environmental, Inc.,
7.88%, 4/1/20 (1)	260	270
9.88%, 2/1/21 (1)	40	43
		313

Wireless Telecommunications Services – 0.8%

Digicel Group Ltd.,
8.25%, 9/30/20 (1)	900	773

Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	200	191
7.25%, 10/15/20	25	23
8.00%, 2/15/24 (1)	100	106

Intelsat Luxembourg S.A.,
6.75%, 6/1/18	38	36

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 12.7% – continued

Wireless Telecommunications Services – 0.8% – continued
7.75%, 6/1/21	$808	$485
8.13%, 6/1/23	320	193

Wind Acquisition Finance S.A.,
4.75%, 7/15/20 (1)	415	422
7.38%, 4/23/21 (1)	280	291
		2,520

Wireline Telecommunications Services – 0.1%

Telecom Italia Capital S.A.,
6.00%, 9/30/34	340	336
Total Foreign Issuer Bonds
(Cost $45,278)		41,083

TERM LOANS – 14.7% (9)

Advertising & Marketing – 0.3%

Advantage Sales & Marketing, Inc., Term Loan,
7.50%, 7/25/22	540	521

Getty Images, Inc., Initial Term Loan,
4.75%, 10/18/19	600	523
		1,044

Aerospace & Defense – 0.1%

Transdigm, Inc., Tranche F Term Loan,

3.98%, 6/9/23	236	235

Cable & Satellite – 0.1%

CSC Holdings LLC, 2016 Extended Term Loan,

3.94%, 10/11/24	142	141

Casinos & Gaming – 1.0%

Cowlitz Tribal Gaming Authority, Term B Loan,
11.50%, 12/6/21	320	344

Eldorado Resorts, Inc., Initial Term Loan,
4.25%, 7/25/22	222	222

Gateway Casinos & Entertainment Limited, Initial Tranche B-1 Term Loan,
4.80%, 2/22/23	100	101

Mohegan Tribal Gaming Authority, Term B Loan,
5.50%, 10/13/23	164	165

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.7% (9) – continued

Casinos & Gaming – 1.0% – continued

Parq Holdings L.P., Closing Date Term Loan,
8.50%, 12/17/20	$2,510	$2,498

Scientific Games International, Inc., Initial Term Loan, 10/18/20 (11)	25	25
		3,355

Chemicals – 0.8%

Avantor Performance Materials Holdings, Inc., Initial Term Loan,
9.25%, 3/10/25	1,293	1,300

New Arclin U.S. Holding Corp., Second Lien Term Loan,
10.17%, 2/14/25	490	495

Royal Holdings, Inc., Initial Term Loan,
8.65%, 6/19/23	794	795
		2,590

Coal Operations – 0.0%

Peabody Energy Term Loan,

2/8/22 (11)	50	50

Commercial Services – 0.8%

Sterling Midco Holdings, Inc., Initial Loan,

8.90%, 6/19/23	2,590	2,512

Communications Equipment – 0.3%

Masergy Holdings, Inc., Initial Loan,
9.50%, 12/16/24	980	990

Radiate Holdco LLC, Closing Date Term Loan,
3.98%, 2/1/24	100	100
		1,090

Construction Materials Manufacturing – 0.0%

Forterra Finance LLC, Senior Lien Term Loan,

4.50%, 10/25/23	50	50

Consumer Finance – 0.3%

Avolon TLB Borrower 1 (US) LLC, Initial Term B-2 Loan,
3.73%, 3/21/22	465	471

First Data Corp., 2022C New Dollar Term Loan,
3.98%, 7/8/22	625	630
		1,101

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.7% (9) – continued

Consumer Products – 0.1%

Prestige Brands, Inc. , Term B-4 Loan,
3.73%, 1/26/24	$121	$122

Revlon Consumer Products Corp., Initial Term B Loan,
4.48%, 9/7/23	149	149
		271

Consumer Services – 0.0%

Camelot U.S. Acquisition 1 Co., Initial Term Loan,
4.75%, 10/3/23	75	75

Containers & Packaging – 0.9%

Berlin Packaging LLC., Initial Term Loan,
7.75%, 9/30/22	2,000	2,010

Berry Plastics Corp., Term J Loan,
3.52%, 1/19/24	50	50

BWay Holding Co., Term Loan B,
4/3/24 (11)	200	200

Flex Acquisition Co., Inc., Initial Term Loan,
4.25%, 12/29/23	100	101

Reynolds Group Holdings, Inc., Incremental U.S. Term Loan,
3.98%, 2/5/23	512	514
		2,875

Entertainment Content – 0.2%

Charter Communications Operating LLC, Term I-1 Loan,
3.23%, 1/15/24	1	1

Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan,
3.75%, 3/15/24	326	323

WideOpenWest Finance LLC, New Term B Loan,
4.55%, 8/18/23	244	245
		569

Entertainment Resources – 0.2%

Delta 2 (Lux) S.a r.l., Facility B3,
2/1/24 (11)	250	250

Delta 2 (Lux) S.a r.l., Second Lien Facility,
8.07%, 7/29/22	84	84

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.7% (9) – continued

Entertainment Resources – 0.2% – continued

Equinox Holdings Inc., Initial Term Loan,
4.25%, 3/8/24	$50	$50

Life Time Fitness, Inc., 2017 Refinancing Term Loan,
4.00%, 6/10/22	199	200
		584

Exploration & Production – 0.1%

California Resources Corp., Loan,
11.38%, 12/31/21	75	82

Chesapeake Energy Corp., Class A Loan,
8.55%, 8/23/21	75	80
		162

Financial Services – 0.1%

UFC Holdings LLC, Term Loan (First Lien),
4.25%, 8/18/23	50	50

UFC Holdings LLC, Term Loan (Second Lien),
8.50%, 8/18/24	100	102
		152

Food & Beverage – 0.2%

NVA Holdings, Inc., Term Loan, 8.15%, 8/14/22	470	473

Hardware – 0.3%

Lully Finance S.à r.l., Initial Term B-1 Loan, 9.50%, 10/16/23	1,030	1,020

Health Care Facilities & Services – 4.1%

BioScrip, Inc., Delayed Draw Term Loan,
5.25%, 7/31/20	679	666

BioScrip, Inc., Initial Term B Loan,
5.25%, 7/31/20	1,132	1,110

Envision Healthcare Corp., Initial Term Loan,
4.15%, 12/1/23	229	231

Epic Health Services, Inc., Term Loan,
9.00%, 3/13/25	570	571
9.07%, 3/13/25	570	571
9.19%, 3/13/25	570	571

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.7% (9) – continued

Health Care Facilities & Services – 4.1% – continued

Genoa, a QoL Healthcare Co. LLC, Initial Term Loan,
9.15%, 10/28/24	$1,160	$1,166

Hanger, Inc., Loan,
11.50%, 8/1/19	840	846

Heartland Dental Care LLC, Term Loan,
9.75%, 6/21/19	2,910	2,852

Jaguar Holding Co. I, Initial Term Loan,
4.25%, 8/18/22	63	63
4.40%, 8/18/22	71	71

Lanai Holdings III, Inc., Initial Term Loan,
9.50%, 8/28/23	1,820	1,806

Miami Valley,
10.50%, 1/1/59	330	327

Team Health Holdings, Inc., Initial Term Loan,
3.75%, 2/6/24	550	547

U.S. Renal Care, Inc., Term Loan,
12/29/23 (11)	170	151
9.15%, 12/29/23	1,810	1,611
		13,160

Home & Office Products Manufacturing – 0.0%

Serta Simmons Bedding LLC, Initial Term Loan,
9.04%, 11/8/24	100	100

Home Improvement – 0.1%

Servicemaster (The) Co. LLC, Tranche C Term Loan,
3.48%, 11/8/23	244	245

Internet Media – 0.2%

Ancestry.com Operations, Inc., Term Loan,
9.27%, 10/19/24	520	533

Match Group, Inc., Term B-1 Loan,
4.10%, 11/16/22	141	143
		676

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.7% (9) – continued

Machinery Manufacturing – 0.0%

Columbus McKinnon Corp., Initial Term Loan,
4.15%, 1/31/24	$50	$50

Terex Corp., U.S. Term Loan (2017),
1/31/24 (11)	25	25
		75

Managed Care – 0.5%

MPH Acquisition Holdings LLC, Initial Term Loan,
4.90%, 6/7/23	232	235

Opal Acquisition, Inc., Term B Loan,
5.00%, 11/27/20	596	554
5.15%, 11/27/20	886	825
		1,614

Mass Merchants – 0.1%

BJ’s Wholesale Club, Inc., Initial Term Loan,
8.50%, 2/3/25	160	156

BJ’s Wholesale Club, Inc., Tranche B Term Loan,
2/3/24 (11)	20	20
4.75%, 2/3/24	230	224
		400

Power Generation – 0.1%

Calpine Corp., Term Loan,
3.90%, 1/15/24 (12)	–	–

Calpine Corp., Term Loan (2015),
3.90%, 1/15/23	252	253

Calpine Corp., Term Loan (2017),
2.74%, 12/31/19	50	50

Vistra Operations Co. LLC, 2016 Incremental Term Loan,
4.19%, 12/14/23	85	85

Vistra Operations Co. LLC, Initial Term C Loan,
3.73%, 8/4/23	14	14

Vistra Operations Co. LLC, Initial Term Loan,
3.73%, 8/4/23	61	61
		463

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.7% (9) – continued

Property & Casualty Insurance – 0.7%

Asurion LLC, Replacement B-4 Term Loan,
8/4/22 (11)	$100	$100

Asurion LLC, Term Loan,
8.50%, 3/3/21	1,250	1,262

Lonestar Intermediate Super Holdings LLC, Term Loan,
10.00%, 8/31/21	705	729
		2,091

Publishing & Broadcasting – 0.0%

Sinclair Television Group, Inc., Tranche B Term Loan,
3.24%, 1/3/24	101	101

Real Estate – 0.1%

ESH Hospitality, Inc., Repriced Term Loan,
3.48%, 8/30/23	194	194

MGM Growth Properties Operating Partnership L.P., Term B Loan,
3.48%, 4/25/23	123	124
		318

Retail – Consumer Discretionary – 1.3%

Bass Pro Group LLC, Initial Term Loan,
6.15%, 12/15/23	475	457

Bass Pro Group LLC, New Term Loan,
4.10%, 6/5/20	125	122

General Nutrition Centers, Inc., Amended Tranche B Term Loan,
3.49%, 3/4/19	219	185

National Vision, Inc., Initial Term Loan,
6.75%, 3/11/22	3,000	2,910

PriSo Acquisition Corp., Initial Term Loan,
5/9/22 (11)	50	50

SRS Distribution, Inc., Term B-2 Loan,
9.79%, 2/24/23	390	404
		4,128

Software & Services – 1.5%

Donnelley Financial Solutions, Inc., Term B Loan,
5.00%, 9/29/23	43	43

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.7% (9) – continued

Software & Services – 1.5% continued

Evergreen Skills Lux S.À R.L., Initial Term Loan (First Lien),
4/28/21 (11)	$340	$312
5.75%, 4/28/21	1,530	1,404

Evergreen Skills Lux S.À R.L., Initial Term Loan (Second Lien),
9.25%, 4/28/22	2,070	1,428

Optiv, Inc., Initial Term Loan,
8.25%, 1/31/25	500	504

Presidio LLC, Term B Loan,
4.25%, 2/2/22	197	199

Rackspace Hosting, Inc., Term B Loan,
4.53%, 11/3/23	254	256

RP Crown Parent LLC, Initial Term Loan,
4.50%, 10/12/23	25	25

Syniverse Holdings, Inc., Initial Term Loan,
4.04%, 4/23/19	60	55

Syniverse Holdings, Inc., Tranche B Term Loan,
4.15%, 4/23/19	93	86

Veritas US, Inc., Initial Dollar Term B-1 Loan,
6.77%, 1/27/23	673	668
		4,980

Transportation & Logistics – 0.0%

OSG Bulk Ships, Inc., Initial Term Loan,
5.29%, 8/5/19	91	90

Travel & Lodging – 0.1%

Hilton Worldwide Finance LLC, Series B-2 Term Loan,
10/25/23 (11)	4	4
2.98%, 10/25/23	266	268
		272

Utilities – 0.0%

Energy Future Intermediate Holding Co. LLC, 2016 Additional Term Loan,
4.30%, 6/30/17	15	15

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
TERM LOANS – 14.7% (9) – continued

Wireline Telecommunications Services – 0.1%

Level 3 Financing, Inc., Tranche B 2024 Term Loan,
3.23%, 2/22/24	$150	$150

Zayo Group LLC, 2017 Incremental Refinancing B-2 Term Loan,
3.50%, 1/19/24	125	126
		276
Total Term Loans
(Cost $47,533)		47,353

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 0.1%

Oil, Gas & Coal – 0.1%

Halcon Resources Corp. *	34,119	$263

Linn Energy, Inc.	48	1

Linn Energy, Inc. Class A	509	15

Pacific Exploration and Production Corp. *	335	11
		290
Total Common Stocks
(Cost $728)		290

CONVERTIBLE PREFERRED STOCKS – 0.0%

Exploration & Production – 0.0%

Chesapeake Energy Corp., 5.75% (1)(2)	13	9
Total Convertible Preferred Stocks
(Cost $8)		9

OTHER – 0.0%

Escrow Hercules Offshore, Inc. *	3,570	1

Escrow Momentive Performance Materials, Inc. *(10)	145,000	–
Total Other
(Cost $33)		1

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.2%

Foresight Energy L.P., Exp. 10/2/17, Strike $0.89 *	10,250	$646

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.2% – continued

Halcon Resources Corp., Exp. 9/9/20,
Strike $14.04 *	3,297	$6

Material Science Corp. Exp. 6/22/22,
Strike $0.01 *	77,693	138
Total Warrants
(Cost $142)		790

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.7%

Northern Institutional Funds – Government Assets Portfolio, 0.50% (13)(14)	8,659,592	$8,659
Total Investment Companies
(Cost $8,659)		8,659

Total Investments – 97.8%
(Cost $310,691)		315,792

Other Assets less Liabilities – 2.2%		7,067
NET ASSETS – 100.0%		$322,859

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2017, the value of these restricted illiquid securities amounted to approximately $10,361,000 or 3.2% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

ARD Finance S.A. (100% Cash),
7.13%, 9/15/23	12/21/16	$198

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
10.00%, 4/1/22	3/29/17-3/31/17	454

Avaya, Inc.,
7.00%, 4/1/19	6/30/16-2/3/17	222

Avaya, Inc.,
9.00%, 4/1/19	10/19/16	22

CCO Holdings LLC/CCO Holdings Capital Corp.,
5.38%, 5/1/25	3/28/17	51

CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 2/15/26	11/5/15-3/23/17	792

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Century Aluminum Co.,
7.50%, 6/1/21	5/23/13-5/4/15	$5,353

Chesapeake Energy Corp.,
5.50%, 9/15/26	9/30/16	25
Chesapeake Energy Corp., 5.75%	6/16/15	8

CNG Holdings, Inc.,
9.38%, 5/15/20	11/15/16	37

Essar Steel Algoma, Inc.,
9.50%, 11/15/19	11/7/14	270

Hub Holdings LLC/Hub Holdings Finance, Inc.,
8.13%, 7/15/19	2/13/17	25

HUB International Ltd.,
7.88%, 10/1/21	5/13/14-1/29/16	634

IHO Verwaltungs GmbH,
4.13%, 9/15/21	9/9/16	202

IHS Markit Ltd.,
5.00%, 11/1/22	7/28/15-10/21/16	607

Infor Software Parent LLC/Infor Software Parent, Inc. (100% Cash),
7.13%, 5/1/21	1/21/15-7/12/16	504

Paragon Offshore PLC,
7.25%, 8/15/24	7/11/14-7/31/14	946

Peabody Energy Corp.,
10.00%, 3/15/22	10/18/16-12/5/16	159

Scientific Games International, Inc.,
7.00%, 1/1/22	2/1/17	106

Valeant Pharmaceuticals International, Inc.,
7.00%, 3/15/24	3/9/17-3/16/17	303

Vertiv Intermediate Holding Corp.,
12.00%, 2/15/22	2/6/17	319

(3)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2017.
(5)	Security is a payment in-kind bond (PIK), distributions received in-kind unless otherwise noted in the description.
(6)	Step coupon bond. Rate as of March 31, 2017 is disclosed.
(7)	Issuer has defaulted on terms of debt obligation.
(8)	Variable rate security. Rate as of March 31, 2017 is disclosed. Maturity date represents the perpetual call date.
(9)	Variable rate security. Rate as of March 31, 2017 is disclosed.
(10)	Level 3 asset that is worthless, bankrupt or has been delisted.
(11)	Position is unsettled. Contract rate was not determined at March 31, 2017 and does not take effect until settlement date.
(12)	Principal Amount and Value rounds to less than one thousand.
(13)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(14)	7-day yield as of March 31, 2017 is disclosed.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	ACTIVE M/MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
B	38.4%
BB	20.4
BBB	1.2
CCC or below	33.9
Non-rated	3.4
Cash Equivalents	2.7

TOTAL	100.0%

* Credit quality ratings are compiled from two external rating agencies: Moody’s and S&P Global. The Fund assigns the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S&P Global’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to D (in default). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2017, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	100%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Convertible Bonds (1)	$–	$26	$–	$26
Corporate Bonds (1)	–	217,581	–	217,581
Foreign Issuer Bonds (1)	–	41,083	–	41,083
Term Loans (1)	–	47,353	–	47,353
Common Stocks (1)	274	16	–	290
Convertible Preferred Stocks (1)	–	9	–	9
Other	–	1	–	1
Warrants	–	144	646	790
Investment Companies	8,659	–	–	8,659
Total Investments	$8,933	$306,213	$646	$315,792

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

ACTIVE M/MULTI-MANAGER FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/16 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/17 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/17 (000s)

Warrants	$–	$–	$646	$–	$–	$–	$–	$646	$646

The Fund valued the securities included in the Balance as of 3/31/17 above using prices provided by the Fund’s investment adviser’s pricing and valuation committee.

	FAIR VALUE AT 3/31/17 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS

Warrants	$646	Market Approach	Intrinsic Value/Liquidity Discount	(1)

(1)	The significant unobservable inputs that can be used in the fair value measurement are: Intrinsic Value and Liquidity Discount. Significant increases (decreases) in the intrinsic value in isolation would result in a significantly higher (lower) fair value measurement while an increase (decrease) in liquidity discount in isolation would result in a significantly lower (higher) fair value measurement.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2017, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Active M Emerging Markets Equity (formerly known as the Multi-Manager Emerging Markets Equity Fund), Active M International Equity (formerly known as the Multi-Manager International Equity Fund), Active M U.S. Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”) is a subsidiary of The Northern Trust Company (“Northern Trust”). NTI serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

The Active M U.S. Equity Fund commenced operations on May 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than exchange-traded funds, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. Centrally cleared swap agreements are generally valued using an independent pricing service. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund, but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an

ACTIVE M/MULTI-MANAGER FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

ACTIVE M/MULTI-MANAGER FUNDS

MARCH 31, 2017

independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the company; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short exchange-traded futures contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes. The Multi-Manager Emerging Markets Debt Opportunity Fund may also use these investments for non-hedging purposes in order to seek exposure to certain countries or currencies. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

The contract position and investment strategy utilized during the fiscal year ended March 31, 2017, was as follows:

	CONTRACT POSITION	INVESTMENT STRATEGY
Active M Emerging Markets Equity	Long	Liquidity
Active M International Equity	Long	Liquidity
Active M U.S. Equity	Long/Short	Liquidity
Multi-Manager Global Listed Infrastructure	Long	Liquidity
Multi-Manager Emerging Markets Debt Opportunity	Long/Short	Hedge/Liquidity/Speculation
Multi-Manager High Yield Opportunity	Short	Hedge/Liquidity

At March 31, 2017, the aggregate fair value of securities pledged to cover margin requirements for open positions for the Active M Emerging Markets Equity, Active M International Equity, Active M U.S. Equity and Multi-Manager Global Listed Infrastructure Funds was approximately $1,052,000, $4,447,000, $489,000 and $1,535,000, respectively. At March 31, 2017, the aggregate fair value of cash and foreign currencies to cover margin requirements for open positions for the Multi-Manager Emerging Markets Debt Opportunity Fund was approximately $90,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting

NORTHERN FUNDS ANNUAL REPORT	87	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Multi-Manager Emerging Markets Debt Opportunity Fund may enter into forward foreign currency contracts for hedging purposes and to seek exposure to certain currencies. Each of the other Funds may enter into these contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes, but not for speculative purposes or to seek to enhance total return. The Funds may also enter into forward currency exchange contracts to help reduce risks and volatility caused by changes in foreign currency exchange rates. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency contracts are not required to make markets in the currencies they trade, and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

E) CREDIT DEFAULT SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in credit default swap agreements for hedging purposes or to gain exposure to certain countries or currencies. The Fund enters into credit default swap agreements either as a buyer or seller of protection. The buyer of protection in a swap agreement is the party that makes a periodic stream of payments to the counterparty based on the fixed rate of the agreement to the party that is the seller of protection. In exchange for the fixed rate payments received, the seller of protection agrees to provide credit protection to the buyer in the form of payment should a credit default event on the referenced obligation occur. In the event of a credit default event, as defined under the terms of each particular swap agreement, if the Fund is the seller of protection, the Fund will either a) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation or underlying securities comprising the referenced index or b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit default event should occur, the Fund will either a) receive from the seller of protection in the swap agreement an amount equal to the notional amount of the swap agreement and deliver the referenced obligation or underlying securities comprising the referenced index or b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit default event should occur, the maximum potential amount of future payments the seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the swap.

The implied credit spreads are disclosed in the Schedule of Investments for those agreements for which the Fund is the protection seller, if any, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for each swap. The wider the credit spread, the greater the likelihood or risk of default or other credit event occurring for the referenced entity. Events or circumstances that would require the seller to perform under the derivative are credit events as defined under the terms of that particular swap agreement, such as bankruptcy, cross acceleration, failure to pay, repudiation and restructuring.

The resulting values for credit default agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default agreement should the notional amount of the swap agreement be closed/sold as of the period end. When compared to the notional amount of the swap, decreasing market values for credit default swaps sold and, conversely, increasing market values for credit default swaps purchased, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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When entering into a credit default swap agreement as a buyer of protection, the Fund may pay an upfront premium to enter into the agreement. When selling protection, the Fund may receive this upfront premium paid from the buyer. During the term of the credit default swap agreement, the discounted value of the estimated stream of fixed rate payments from buyer to seller yet to be made is recorded as unrealized gain or loss on credit default swap agreements, with any interest payments already having been made being recognized as realized gain or loss on credit default swap agreements. This treatment will occur until the credit default swap is sold or reaches its expiration. Any upfront payments made or received upon entering into a credit default swap agreement are treated as part of the cost and are reflected as part of the unrealized appreciation (depreciation) on valuation. Upon termination of the swap agreement, the amount included in the cost is reversed and becomes part of the realized gain (loss) on credit default swap agreements. Unrealized appreciation (depreciation) on credit default swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Counterparty credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap agreement. Additionally, risks may arise with respect to the underlying issuer of the referenced security. Therefore, the sub-adviser, considers the creditworthiness of each underlying issuer of the referenced security in addition to the creditworthiness of the counterparty. In addition, the sub-advisers of the Multi-Manager Emerging Markets Debt Opportunity Fund may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk. For credit default swap transactions that were outstanding as of March 31, 2017, no collateral had been posted by either the Multi-Manager Emerging Markets Debt Opportunity Fund or any counterparty. During the fiscal year ended March 31, 2017, the Multi-Manager Emerging Markets Debt Opportunity Fund entered into credit default swap agreements for hedging purposes. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

F) INTEREST RATE SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund may invest in interest rate swap agreements for hedging purposes or to gain exposure to certain countries or currencies. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals at agreed upon fixed rates or at rates based upon, or calculated by, reference to changes in specified prices or interest rates for a specified notional amount.

Interest payments earned or charged under the terms of the interest rate swap agreements are recorded as realized gain (loss) on interest rate swap agreements. The swap interest receivable or payable as of the fiscal year end, if any, is included as unrealized appreciation (depreciation) on interest rate swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on interest rate swap agreements, if any, is included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations.

Risks may arise as a result of the failure of the counterparty to the interest rate swap agreement to comply with the terms of the agreement. The loss incurred by the failure of counterparty is generally limited to the swap interest payment to be received by the Fund and/or the termination value at the end of the agreement. Therefore, the sub-adviser considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. The sub-adviser may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying counterparties used to minimize credit risk and limit the exposure to any individual counterparty. As stipulated in each interest rate swap agreement, collateral may be posted between the Fund and its counterparties to mitigate credit risk.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.

For bilateral interest rate swap transactions that were outstanding as of March 31, 2017, no collateral had been posted by either the Fund or any counterparty. For centrally cleared interest rate swap transactions that were outstanding as of March 31, 2017, the aggregate fair value of cash to cover margin requirements for open positions for the Multi-Manager Emerging Debt Opportunity Fund was approximately $82,000 and is included in Cash held at broker on the Statements of Assets and Liabilities. During the fiscal year ended March 31, 2017, the Multi-Manager Emerging Markets Debt Opportunity Fund entered into bilateral and centrally cleared interest rate swap agreements to gain country exposure. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

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G) CURRENCY SWAP AGREEMENTS The Multi-Manager Emerging Markets Debt Opportunity Fund enters into currency swap agreements to manage its exposure to currency risk. Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and their Investment Adviser and Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P Global’s Rating Services or Fitch Ratings, or A or Prime-1 or better by Moody’s Investor Services, Inc. or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Interest payments earned or charged under the terms of the currency swap agreements are recorded as realized gain (loss) on currency swap agreements. The swap interest receivable or payable as of the fiscal year end, if any, is included as Unrealized gains and losses on currency swap agreements on the Statements of Assets and Liabilities. Unrealized appreciation (depreciation) on currency swap agreements, if any, are included in the Statements of Assets and Liabilities of the Multi-Manager Emerging Markets Debt Opportunity Fund, with corresponding changes in unrealized appreciation (depreciation) included in the Statements of Operations. For currency swap transactions that were outstanding as of March 31, 2017, no collateral had been posted by either the Multi-Manager Emerging Markets Debt Opportunity Fund or any counterparty. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

H) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitment. When-issued securities at March 31, 2017, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

I) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

J) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

K) REDEMPTION FEES The Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption

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transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees were approximately $3,000 and $2,000 for the fiscal year ended March 31, 2017, for the Multi-Manager Global Listed Infrastructure and Multi-Manager High Yield Opportunity Funds, respectively. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2017, for the Active M Emerging Markets Equity, Active M International Equity and Multi-Manager Global Real Estate Funds. There were no redemption fees for the fiscal year ended March 31, 2017, for the Multi-Manager Emerging Markets Debt Opportunity Fund. Redemption fees were approximately $1,000 for the fiscal year ended March 31, 2016, for the Active M Emerging Markets Equity Fund. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2016, for the Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds. There were no redemption fees for the fiscal year ended March 31, 2016, for the Active M International Equity, Multi-Manager Global Listed Infrastructure and Multi-Manager Global Real Estate Funds. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share for both fiscal years.

L) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Active M Emerging Markets Equity	Annually
Active M International Equity	Annually
Active M U.S. Equity	Quarterly
Multi-Manager Global Listed Infrastructure	Quarterly
Multi-Manager Global Real Estate	Quarterly
Multi-Manager Emerging Markets Debt Opportunity	Quarterly
Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, recharacterization of distributions received from investments in Master Limited Partnerships (“MLPs”), expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2017, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Active M Emerging Markets Equity	$(797)	$797	$—
Active M International Equity	(503)	503	—
Multi-Manager Global Listed Infrastructure	5,708	(5,708)	—
Multi-Manager Global Real Estate	(1,524)	1,524	—
Multi-Manager Emerging Markets Debt Opportunity	(2,562)	2,592	(30)
Multi-Manager High Yield Opportunity	(828)	828	—

M) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2016 through the fiscal year ended March 31, 2017, the following Funds incurred net capital losses and/or late year ordinary losses which the Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Active M Emerging Markets Equity	$9,332
Multi-Manager Emerging Markets Debt Opportunity	162

For the period subsequent to October 31, 2016 through the fiscal year ended November 30, 2016, the following Fund incurred net capital losses and/or late year ordinary losses which the Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Multi-Manager Global Real Estate	$177

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryfowards that arise in taxable years beginning after its

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enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012, for the Multi-Manager Global Listed Infrastructure Fund for the period ended March 31, 2013 and for the Multi-Manager Emerging Markets Debt Opportunity Fund for the period ended March 31, 2014. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012, or taxable year or period ended November 30, 2012, as applicable without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2017, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2018
Active M International Equity	$97,115

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Active M Emerging Markets Equity	$41,256	$53,259
Active M International Equity	30,737	—
Multi-Manager Emerging Markets Debt Opportunity	4,766	2,441
Multi-Manager High Yield Opportunity	3,507	29,089

At November 30, 2016, the Multi-Manager Global Listed Infrastructure Fund’s last tax year end, the non-expiring short-term capital loss and long-term capital loss was approximately $14,783,000 and $22,970,000, respectively. The Fund may offset future capital gains with these capital loss carryforwards.

At March 31, 2017, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Active M Emerging Markets Equity	$—	$—	$162,484
Active M International Equity	12,297	—	100,312
Active M U.S. Equity	13	455	36,119
Multi-Manager Emerging Markets Debt Opportunity	—	—	(902)
Multi-Manager High Yield Opportunity	779	—	3,974

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2016, the Multi-Manager Global Listed Infrastructure Fund’s and Multi-Manager Global Real Estate Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Multi-Manager Global Listed Infrastructure	$11,924	$—	$3,190
Multi-Manager Global Real Estate	6,444	19,890	(14,452)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
Active M Emerging Markets Equity	$15,870	$—	$—
Active M International Equity	20,000	—	—
Active M U.S. Equity	3,527	—	—
Multi-Manager Emerging Market Debt Opportunity	1,208	—	30
Multi-Manager High Yield Opportunity	18,210	—	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
Active M Emerging Markets Equity	$13,586	$17,875	$—
Active M International Equity	12,000	—	—
Multi-Manager Emerging Markets Debt Opportunity	—	—	635
Multi-Manager High Yield Opportunity	26,067	2,478	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Multi-Manager Global Listed Infrastructure Fund’s tax years ended November 30, 2016 and November 30, 2015 and Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2016 and November 30, 2015 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2016 AND NOVEMBER 30, 2015 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Global Listed Infrastructure (2016)	$22,067	$—
Multi-Manager Global Listed Infrastructure (2015)	41,146	37,361
Multi-Manager Global Real Estate (2016)	8,184	102,285
Multi-Manager Global Real Estate (2015)	16,171	91,111

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Multi-Manager Global Listed Infrastructure Fund and the Multi-Manager Global Real Estate Fund have a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2016 through March 31, 2017 will be determined at the end of its tax year.

As of March 31, 2017 no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

N) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets.

These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. Effective April 1, 2017, the Service Plan was amended to permit an annual rate up to 0.15 percent of the average daily net assets of the Funds. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2017.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2017.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds entered into a $250,000,000 senior unsecured revolving credit facility on November 23, 2015, which expired on November 21, 2016 and was administered by Citibank, N.A., for liquidity and other purposes (the “Prior Credit Facility”). The interest rate charged under the Prior Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii)

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1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Prior Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Prior Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Prior Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

During the fiscal year ended March 31, 2017, the Fund had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE
Multi-Manager Global Real Estate	$4,500	1.75%

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2017.

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for each Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2017, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION
Active M Emerging Markets Equity	1.08%	1.048%	1.017%	1.10%
Active M International Equity	0.82%	0.795%	0.771%	0.84%
Active M U.S. Equity	0.64%	0.621%	0.602%	0.66%
Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	1.00%
Multi-Manager Global Real Estate	0.89%	0.863%	0.837%	0.91%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%	0.93%
Multi-Manager High Yield Opportunity	0.83%	0.805%	0.781%	0.85%

Prior to June 15, 2016, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates set forth in the tables below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION
Active M Emerging Markets Equity	1.30%	1.261%	1.223%	1.35%
Active M International Equity	1.15%	1.116%	1.083%	1.20%
Active M U.S. Equity	0.64%	0.621%	0.602%	0.66%
Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	1.00%
Multi-Manager Global Real Estate	1.05%	1.019%	0.988%	1.10%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%	0.93%
Multi-Manager High Yield Opportunity	0.85%	0.825%	0.80%	0.90%

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The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2017. The contractual reimbursement arrangements will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI. NTI manages the cash portion of each Fund as well as the emerging market investments of the Active M International Equity Fund.

As of March 31, 2017, Axiom International Investors LLC, PanAgora Asset Management, Inc. and Westwood Global Investments, LLC are the Sub-Advisers for the Active M Emerging Markets Equity Fund.

As of March 31, 2017, Cambiar Investors, LLC, Causeway Capital Management LLC, Victory Capital Management Inc. and WCM Investment Management are the Sub-Advisers for the Active M International Equity Fund.

As of March 31, 2017, Delaware Investments Fund Advisers, Granite Investment Partners, LLC, The London Company of Virginia, LLC and Polen Capital Management, LLC are the Sub-Advisers for the Active M U.S. Equity Fund

As of March 31, 2017, Lazard Asset Management LLC and Maple-Brown Abbott Limited are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

As of March 31, 2017, Brookfield Investment Management Inc. and Delaware Investments Fund Advisers are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2017, Ashmore Investment Management Limited and BlueBay Asset Management LLP are the Sub-Advisers for the Multi-Manager Emerging Markets Debt Opportunity Fund.

As of March 31, 2017, DDJ Capital Management, LLC, Neuberger Berman Investment Advisers LLC (formerly, Neuberger Berman Fixed Income LLC) and Nomura Corporate Research and Asset Management Inc. are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

NTI is responsible for payment of sub-advisory fees to these sub-advisers.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets for each of the Funds.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Northern Trust also performs certain administrative services for certain sub-advisers pursuant to separate agreements with such sub-advisers. For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for Multi-Manager Funds’ Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, each Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money

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NOTES TO THE FINANCIAL STATEMENTS continued

market fund pays to NTI and/or its affiliates. At March 31, 2017, the uninvested cash of the Funds is invested in the Northern Institutional Funds Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

During the fiscal year ended March 31, 2016, Multi-Manager Emerging Markets Debt Opportunity received reimbursements from NTI of approximately $52,000 in connection with trade errors.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Active M Emerging Markets Equity	$—	$607,205	$—	$489,564
Active M International Equity	—	1,395,392	—	1,741,008
Active M U.S. Equity	—	582,349	—	53,360
Multi-Manager Global Listed Infrastructure	—	928,741	—	992,371
Multi-Manager Global Real Estate	—	423,433	—	533,113
Multi-Manager Emerging Markets Debt Opportunity	522	176,157	870	153,412
Multi-Manager High Yield Opportunity	—	293,890	—	404,987

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2017, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Active M Emerging Markets Equity	$194,733	$(32,406)	$162,327	$794,189
Active M International Equity	123,126	(22,450)	100,676	1,052,789
Active M U.S. Equity	43,396	(7,277)	36,119	546,023
Multi-Manager Global Listed Infrastructure	130,799	(30,789)	100,010	1,149,804
Multi-Manager Global Real Estate	5,304	(11,465)	(6,161)	223,257
Multi-Manager Emerging Markets Debt Opportunity	2,168	(1,855)	313	88,053
Multi-Manager High Yield Opportunity	13,190	(9,228)	3,962	311,817

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MARCH 31, 2017

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Active M Emerging Markets Equity	23,590	$386,004	127	$2,034	(14,492)	$(238,772)	9,225	$149,266
Active M International Equity	17,918	169,600	108	984	(56,824)	(541,634)	(38,798)	(371,050)
Active M U.S. Equity*	59,035	630,602	45	488	(8,025)	(86,378)	51,055	544,712
Multi-Manager Global Listed Infrastructure	15,410	185,791	607	7,226	(19,926)	(240,098)	(3,909)	(47,081)
Multi-Manager Global Real Estate	3,550	38,696	1,651	16,767	(12,113)	(140,781)	(6,912)	(85,318)
Multi-Manager Emerging Markets Debt Opportunity	4,983	46,529	100	901	(1,981)	(18,180)	3,102	29,250
Multi-Manager High Yield Opportunity	8,908	86,879	229	2,224	(21,577)	(205,586)	(12,440)	(116,483)

*	Commenced investment operations on May 5, 2016.

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Active M Emerging Markets Equity	14,586	$225,779	1,137	$16,631	(43,608)	$(693,011)	(27,885)	$(450,601)
Active M International Equity	36,089	342,923	79	738	(64,685)	(626,837)	(28,517)	(283,176)
Multi-Manager Global Listed Infrastructure	23,642	272,057	544	6,334	(38,944)	(447,504)	(14,758)	(169,113)
Multi-Manager Global Real Estate	7,971	108,429	7,324	84,783	(33,927)	(494,142)	(18,632)	(300,930)
Multi-Manager Emerging Markets Debt Opportunity	1,759	15,468	33	299	(6,025)	(51,546)	(4,233)	(35,779)
Multi-Manager High Yield Opportunity	41,706	384,494	596	5,537	(50,238)	(465,614)	(7,936)	(75,583)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
Active M Emerging Markets Equity	Northern Institutional Funds – Government Assets Portfolio*	$12,719	$520,621	$494,584	$—	$—	$68	$38,756
Active M International Equity	Northern Institutional Funds – Government Assets Portfolio*	43,824	889,042	886,566	—	—	124	46,300
Active M U.S. Equity	Northern Institutional Funds – Government Assets Portfolio*	—	612,948	595,665	—	—	53	17,283
Multi-Manager Global Listed Infrastructure	Northern Institutional Funds – Government Assets Portfolio*	33,842	565,783	542,171	—	—	108	57,454
Multi-Manager Global Real Estate	Northern Institutional Funds – Government Assets Portfolio*	10,023	304,927	305,157	—	—	25	9,793
Multi-Manager Emerging Markets Debt Opportunity	Northern Institutional Funds – Government Assets Portfolio*	4,140	106,137	106,234	—	—	16	4,043
Multi-Manager High Yield Opportunity	Northern Institutional Funds – Government Assets Portfolio*	14,598	419,376	425,315	—	—	46	8,659

*	Prior to October 1, 2016, the Government Assets Portfolio was named the Diversified Assets Portfolio.

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NOTES TO THE FINANCIAL STATEMENTS continued

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2017:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS LOCATION	VALUE		STATEMENTS OF LIABILITIES LOCATION	VALUE
Active M Emerging Markets Equity	Equity contracts	Net Assets – Net unrealized appreciation	$614	*	Net Assets – Net unrealized depreciation	$—
Active M International Equity	Equity contracts	Net Assets – Net unrealized appreciation	151	*	Net Assets – Net unrealized depreciation	—
Active M U.S. Equity	Equity contracts	Net Assets – Net unrealized appreciation	6	*	Net Assets – Net unrealized depreciation	(14	)*
Multi-Manager Global Listed Infrastructure	Equity contracts	Net Assets – Net unrealized appreciation	95	*	Net Assets – Net unrealized depreciation	(18	)*
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	274		Unrealized depreciation on forward foreign currency exchange contracts	(323)
	Credit contracts	Unrealized appreciation on credit default swap agreements	—		Unrealized depreciation on credit default swap agreements	(4)
	Interest rate contracts	Net Assets – Net unrealized appreciation	51	**	Net Assets – Net unrealized depreciation	(14	)**
		Unrealized appreciation on bilateral interest rate swap agreements	65		Unrealized depreciation on bilateral interest rate swap agreements	(1)

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

**	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Fund may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2017, gross amounts of assets and liabilities for forward foreign exchange contracts and swap agreements not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account netting agreements, by counterparty, are as follows:

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
			FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Multi-Manager Emerging Markets Debt Opportunity	BNP	$262	$(224)	$—	$38
	Citibank	77	(77)	—	—
	Total	$339	$(301)	$—	$38

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MARCH 31, 2017

Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
			FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT
Multi-Manager Emerging Markets Debt Opportunity	BNP	$(224)	$224	$—	$—
	Citibank	(104)	77	—	(27)
	Total	$(328)	$301	$—	$(27)

The following table set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2017:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Active M Emerging Markets Equity	Equity contracts	Net realized gains (losses) on futures contracts	$648
Active M International Equity	Equity contracts	Net realized gains (losses) on futures contracts	3,587
Active M U.S. Equity	Equity contracts	Net realized gains (losses) on futures contracts	1,019
Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	2,797
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(872)
	Credit contracts	Net realized gains (losses) on credit default swap agreements	(158)
	Currency contracts	Net realized gains (losses) on currency swap agreements	(8)
	Interest rate contracts	Net realized gains (losses) on interest rate swap agreements	83
		Net realized gains (losses) on futures contracts	(15)
Multi-Manager High Yield Opportunity	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	(9)

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Active M Emerging Markets Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$614
Active M International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(125)
Active M U.S. Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(8)
Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(321)
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	8
	Credit contracts	Net change in unrealized appreciation (depreciation) on credit default swap agreements	10
	Currency contracts	Net change in unrealized appreciation (depreciation) on currency swap agreements	(11)
	Interest rate contracts	Net change in unrealized appreciation (depreciation) on interest rate swap agreements	91
		Net change in unrealized appreciation (depreciation) on futures contracts	(3)
Multi-Manager High Yield Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	18

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NOTES TO THE FINANCIAL STATEMENTS continued

Volume of derivative activity for the fiscal year ended March 31, 2017*:

	FOREIGN EXCHANGE CONTRACTS		EQUITY CONTRACTS		CREDIT CONTRACTS		CURRENCY CONTRACTS		INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Active M Emerging Markets Equity	—	$ —	42	$ 2,671	—	$ —	—	$ —	—	$ —
Active M International Equity	—	—	54	6,178	—	—	—	—	—	—
Active M U.S. Equity	—	—	152	453	—	—	—	—	—	—
Multi-Manager Global Listed Infrastructure	—	—	186	1,223	—	—	—	—	—	—
Multi-Manager Emerging Markets Debt Opportunity	3,011	161	—	—	42	426	13	2,116	119	2,286
Multi-Manager High Yield Opportunity	3	515	—	—	—	—	—	—	—	—

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange, futures equity and interest rate, swap credit, currency and interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X is August 1, 2017 while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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ACTIVE M/MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Active M Emerging Markets Equity Fund (formerly known as Multi-Manager Emerging Markets Equity Fund), Active M International Equity Fund (formerly known as Multi-Manager International Equity Fund), Active M U.S. Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2017, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the Trust’s custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2017, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2017

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ACTIVE M/MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2017 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended March 31, 2017, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2016:

QDI PERCENTAGE
Active M Emerging Markets Equity	100.00%
Active M International Equity	100.00%
Active M U.S. Equity	100.00%
Multi-Manager Global Listed Infrastructure	100.00%
Multi-Manager Global Real Estate	20.05%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year or period ended for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Active M Emerging Markets Equity	0.00%*
Active M International Equity	1.30%
Active M U.S. Equity	100.00%
Multi-Manager Global Listed Infrastructure	32.93%
Multi-Manager Global Real Estate	0.08%

*	Rounds to less than 0.01%.

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2016, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN

Multi-Manager Global Real Estate	$1.012914

FOREIGN TAX CREDIT — The Funds below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
Active M Emerging Markets Equity	$0.0399	$0.3627
Active M International Equity	0.0179	0.1800
Multi-Manager Global Listed Infrastructure	0.0296	0.2624

LONG-TERM CAPITAL GAIN — The following Fund designated the below amount as long-term capital gains, pursuant to Section 852 of the Internal Revenue Code, for the fiscal year ended March 31, 2017:

Amounts in thousands	LONG-TERM CAPITAL GAIN
Active M U.S. Equity	$455

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ACTIVE M/MULTI-MANAGER FUNDS

FUND EXPENSES	MARCH 31, 2017 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager Emerging Markets Debt Opportunity, and Multi-Manager High Yield Opportunity Funds; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 10/1/2016 - 3/31/2017 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on pages 90 and 91), if any, in the Active M Emerging Markets Equity, Active M International Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager Emerging Markets Debt Opportunity, and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on pages 95 and 96), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ACTIVE M EMERGING MARKETS EQUITY(1)

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/16 - 3/31/17
Actual	1.10%	$1,000.00	$1,083.90	$5.72
Hypothetical**	1.10%	$1,000.00	$1,019.45	$5.54

ACTIVE M INTERNATIONAL EQUITY(2)

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/16 - 3/31/17
Actual	0.84%	$1,000.00	$1,044.70	$4.28
Hypothetical**	0.84%	$1,000.00	$1,020.74	$4.23

ACTIVE M U.S. EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/16 - 3/31/17
Actual	0.66%	$1,000.00	$1,086.30	$3.43
Hypothetical**	0.66%	$1,000.00	$1,021.64	$3.33

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

(1)	Formerly known as the Multi-Manager Emerging Markets Equity Fund.

(2)	Formerly known as the Multi-Manager International Equity Fund.

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FUND EXPENSES continued	MARCH 31, 2017 (UNAUDITED)

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	1.00%	$1,000.00	$1,056.90	$5.13
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

MULTI-MANAGER GLOBAL REAL ESTATE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.92%	$1,000.00	$970.00	$4.52
Hypothetical**	0.92%	$1,000.00	$1,020.34	$4.63

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.94%	$1,000.00	$984.30	$4.65
Hypothetical**	0.94%	$1,000.00	$1,020.24	$4.73

MULTI-MANAGER HIGH YIELD OPPORTUNITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.85%	$1,000.00	$1,055.80	$4.36
Hypothetical**	0.85%	$1,000.00	$1,020.69	$4.28

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TRUSTEES AND OFFICERS	MARCH 31, 2017 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 67 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 60 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 60 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

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TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 60 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Trustee of Rush University Medical Center since November 2009;

•  Director, Miami Corporation since November 2015.

• None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow since 2016;

•  Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

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MARCH 31, 2017 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•  Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

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TRUSTEES AND OFFICERS continued	MARCH 31, 2017 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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APPROVAL OF MANAGEMENT AND SUB-ADVISORY AGREEMENTS	MARCH 31, 2017 (UNAUDITED)

Trustees’ Considerations in Approving the Sub-Advisory Agreement with respect to the Multi-Manager Global Listed Infrastructure Fund

At a meeting of the Board of Trustees (the “Board” or the “Trustees”) of Northern Funds (the “Trust”) held on November 17, 2016 (the “November Meeting”), the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) voting separately, approved the termination of Brookfield Investment Management Inc. (“Brookfield”) as a sub-adviser to the Multi-Manager Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”), which was effective on or about December 5, 2016, and approved a new sub-advisory agreement (the “MBA Agreement”) with respect to the Global Listed Infrastructure Fund between Northern Trust Investments, Inc. (NTI”) and Maple-Brown Abbott Limited (“MBA”), dated November 17, 2016. From December 5, 2016 until December 20, 2016, NTI managed the portion of the Global Listed Infrastructure Fund previously managed by Brookfield.

The Trustees reviewed information and written materials from NTI and MBA regarding: (i) the nature and quality of the investment advisory services to be provided by MBA, including the experience and qualifications of the personnel providing such services; (ii) MBA’s financial condition, history of operations and ownership structure; (iii) MBA’s brokerage and soft dollar practices; (iv) MBA’s investment strategies and styles of investing; (v) the performance history of MBA with respect to accounts or funds managed similarly to the Global Listed Infrastructure Fund and hypothetical performance information and portfolio attributes; (vi) MBA’s compliance policies and procedures (including its code of ethics) and the Trust’s Chief Compliance Officer’s (the “CCO’s”) evaluation of such policies and procedures; (vii) MBA’s conflicts of interest in managing the Global Listed Infrastructure Fund; and (viii) the terms of the MBA Agreement. The Trustees also reviewed NTI’s proprietary method and discussed NTI’s strategy for allocating assets among the sub-advisers and the current and proposed allocation among the Global Listed Infrastructure Fund’s sub-advisers.

In evaluating the MBA Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon NTI’s recommendation and performance evaluations with respect to MBA.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to MBA’s operations, qualifications and experience in managing the type of strategy for which MBA was proposed to be engaged in connection with the Global Listed Infrastructure Fund. The Trustees also considered the Trust CCO’s compliance program and the compliance monitoring schedule for MBA. The Trustees concluded that MBA was able to provide quality services to the Global Listed Infrastructure Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that MBA would be paid by NTI out of its management fees and not by the Global Listed Infrastructure Fund. The Trustees also believed, based on NTI’s representations, that the MBA Agreement had been negotiated at arm’s-length by NTI and MBA. In addition, the Trustees reviewed and compared MBA’s fees and fees paid to MBA under its standard fee schedule. Finally, the Trustees also considered NTI’s representations that the fees to be paid to MBA were reasonable in light of the anticipated quality of the services to be performed.

The Trustees also considered the projected profitability to NTI with respect to the Global Listed Infrastructure Fund before the addition of MBA and after the addition of MBA. The projected profitability showed that, at certain asset levels, NTI’s management fees, net of fees paid to the Global Listed Infrastructure Fund’s sub-advisers, could increase and that its overall profitability on the Management Agreement for the Global Listed Infrastructure Fund could increase as a result of the engagement of MBA as a sub-adviser to the Global Listed Infrastructure Fund, but that the estimated profitability was not unreasonable based on the services and benefits provided by NTI. It was noted that NTI had also presented quarterly profitability reports to the Board on a fund-by-fund basis, as required by the Northern Multi-Manager Funds’ exemptive order. The Trustees did not consider MBA’s projected profitability as they did not consider it to be particularly relevant because NTI would be paying MBA out of its management fees. The Trustees therefore believed that NTI has an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the performance information presented with respect to MBA and NTI’s evaluation of MBA’s performance, including representative performance of the strategy provided by MBA. This information, which was simulated, was compared to performance information with respect to the Global Listed Infrastructure Fund’s benchmarks. It was noted that MBA had a different style, and that this style would underperform in various market environments. The Trustees concluded, based upon the information provided, that MBA’s performance record in the strategy was generally satisfactory.

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APPROVAL OF MANAGEMENT AND SUB-ADVISORY AGREEMENTS continued

Economies of Scale

The Trustees considered information prepared by NTI that showed that the levels of aggregate sub-advisory fee rates decreased as the Global Listed Infrastructure Fund’s assets increased. However, the Trustees generally considered economies of scale with respect to the Global Listed Infrastructure Fund primarily at the advisory level given that NTI would be paying MBA out of its management fees. It was noted by the Trustees that MBA had breakpoints incorporated into its sub-advisory fee structure.

Other Benefits

The Trustees considered other benefits to be derived by MBA as a result of its relationship with the Global Listed Infrastructure Fund, including providing additional scale to the firm’s operations.

Conclusion

Based on the Trustees’ deliberations and the recommendation by NTI, the Trustees concluded that the proposed fees to be paid to MBA were reasonable in light of the services to be provided by MBA and that the MBA Agreement should be approved.

Trustees’ Considerations in Approving the Sub-Advisory Agreement with respect to the Multi-Manager Emerging Markets Debt Opportunity Fund

At a meeting of the Board held on February 15-16, 2017 (the “February Meeting”), the Trustees, including a majority of the Independent Trustees voting separately, approved the termination of Lazard Asset Management LLC (“Lazard”) as a sub-adviser to the Multi-Manager Emerging Markets Debt Opportunity Fund (the “Emerging Markets Debt Opportunity Fund”), which was effective on or about March 2, 2017, and approved a new sub-advisory agreement (the “Ashmore Agreement”) with respect to the Emerging Markets Debt Opportunity Fund between NTI and Ashmore Investment Management, Ltd. (“Ashmore”), dated February 16, 2017.

The Trustees reviewed information and written materials from NTI and Ashmore regarding: (i) the nature and quality of the investment advisory services to be provided by Ashmore, including the experience and qualifications of the personnel providing such services; (ii) Ashmore’s financial condition, history of operations and ownership structure; (iii) Ashmore’s brokerage and soft dollar practices; (iv) Ashmore’s investment strategies and styles of investing; (v) the performance history of Ashmore with respect to accounts or funds managed similarly to the Emerging Markets Debt Opportunity Fund and hypothetical performance information and portfolio attributes; (vi) Ashmore’s compliance policies and procedures (including its code of ethics) and the Trust CCO’s evaluation of such policies and procedures; (vii) Ashmore’s conflicts of interest in managing the Emerging Markets Debt Opportunity Fund; and (viii) the terms of the Ashmore Agreement. The Trustees also reviewed NTI’s proprietary method and discussed NTI’s strategy for allocating assets among the sub-advisers and the current and proposed allocation among the Emerging Markets Debt Opportunity Fund’s sub-advisers.

In evaluating the Ashmore Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon NTI’s recommendation and performance evaluations with respect to Ashmore.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to Ashmore’s operations, qualifications and experience in managing the type of strategy for which Ashmore was proposed to be engaged in connection with the Emerging Markets Debt Opportunity Fund. The Trustees also considered the Trust CCO’s compliance program and the compliance monitoring schedule for Ashmore. The Trustees concluded that Ashmore was able to provide quality services to the Emerging Markets Debt Opportunity Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that Ashmore would be paid by NTI out of its management fees and not by the Emerging Markets Debt Opportunity Fund. The Trustees also believed, based on NTI’s representations, that the Ashmore Agreement had been negotiated at arm’s-length by NTI and Ashmore. In addition, the Trustees reviewed and compared Ashmore’s fees and fees paid to Ashmore under its standard fee schedule. Finally, the Trustees also considered NTI’s representations that the fees to be paid to Ashmore were reasonable in light of the anticipated quality of the services to be performed.

The Trustees also considered the projected profitability to NTI with respect to the Emerging Markets Debt Opportunity Fund before the addition of Ashmore and after the addition of Ashmore. The projected profitability showed that, at certain asset levels, NTI’s management fees, net of fees paid to the Fund’s sub-advisers, could decrease at certain asset levels and that its overall profitability on the Management Agreement for the Emerging Markets Debt Opportunity Fund could also decrease as a result of the engagement of Ashmore as a sub-adviser to the Emerging Markets Debt Opportunity Fund. The Trustees concluded that the estimated profitability was not unreasonable based on the services and benefits provided by NTI. It was noted that NTI had also presented quarterly profitability reports to the

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MARCH 31, 2017 (UNAUDITED)

Board on a fund-by-fund basis, as required by the Northern Multi-Manager Funds’ exemptive order. The Trustees did not consider Ashmore’s projected profitability as they did not consider it to be particularly relevant because NTI would be paying Ashmore out of its management fees. The Trustees therefore believed that NTI has an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the performance information presented with respect to Ashmore and NTI’s evaluation of Ashmore’s performance. This information was compared to performance information with respect to the Emerging Markets Debt Opportunity Fund’s benchmark. It was noted that Ashmore had a different style, and that this style would underperform in various markets. The Trustees concluded, based upon the information provided, that Ashmore’s performance records were generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed that the levels of aggregate sub-advisory fee rates decreased as the Emerging Markets Debt Opportunity Fund’s assets increased. However, the Trustees generally considered economies of scale with respect to the Emerging Markets Debt Opportunity Fund primarily at the advisory level given that NTI would be paying Ashmore out of its management fees. It was noted by the Trustees that Ashmore had breakpoints incorporated into its sub-advisory fee structure.

Other Benefits

The Trustees considered other benefits to be derived by Ashmore as a result of its relationship with the Emerging Markets Debt Opportunity Fund, including providing additional scale to the firm’s operation. The Trustees also considered that Ashmore is a sub-adviser to portfolios managed by NTI.

Conclusion

Based on the Trustees’ deliberations and the recommendation by NTI, the Trustees concluded that the proposed fees to be paid to Ashmore were reasonable in light of the services to be provided by Ashmore and that the Ashmore Agreement should be approved.

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INVESTMENT CONSIDERATIONS

ACTIVE M EMERGING MARKETS EQUITY FUND1,2,4,5,10,11

ACTIVE M INTERNATIONAL EQUITY FUND1,2,4,10,11

ACTIVE M U.S. EQUITY FUND2,10,11

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

    FUND1,2,4,5,7,8,9,10,11

MULTI-MANAGER GLOBAL REAL ESTATE FUND2,4,9,10,11

MULTI-MANAGER EMERGING MARKETS DEBT

    OPPORTUNITY FUND1,3,4,5,6,8

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND1,3,4,6

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

5 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

6 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

7 Infrastructure Company Risk: Infrastructure companies are subject to the risks that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

8Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

9Real Estate Securities/REIT Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

10Mid Cap Stock Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

11 Small Cap Stock Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

NORTHERN FUNDS ANNUAL REPORT	115	ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

ACTIVE M/MULTI-MANAGER FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENTS OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	GLOBAL TACTICAL ASSET ALLOCATION FUND
Ticker Symbol: BBALX

9	NOTES TO THE FINANCIAL STATEMENTS

16	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

17	TAX INFORMATION

18	FUND EXPENSES

19	TRUSTEES AND OFFICERS

23	BENCHMARK INFORMATION

24	INVESTMENT CONSIDERATIONS

28	FOR MORE INFORMATION

This report has been prepared for the general information of Global Tactical Asset Allocation Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Global Tactical Asset Allocation Fund summary prospectus or prospectus, which contains complete information about the Global Tactical Asset Allocation Fund’s investment objectives, risks, fees and expenses. Investors are reminded to read the summary prospectus or prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2017, was marked by an accelerating and synchronized global growth environment and a shift of investor focus away from central banks and toward government policy. Regarding the latter, investors digested populist political events such as Brexit and the U.S. election fairly smoothly, but were eager to see constructive negotiations between the European Union and the United Kingdom, and results from the new Republican administration. In the meantime, the recent global growth momentum and contained inflationary pressures kept investors patient and financial assets at historically high valuations. In this vein, the S&P 500® Index ended March 2017 at 21.1 times last 12-months earnings, as compared to the long-term historical median of 16.7.

Returns for risk assets over the 12 month reporting period benefited from the improved growth environment. Global equities as gauged by the MSCI ACWI® Index returned 15.0%. Leading the way were U.S. equities and emerging market equities, which were up 17.4% and 17.6%, respectively, as measured by the MSCI U.S. Index and MSCI Emerging Markets Index. Equities linked to commodity prices in particular benefited from improving global growth. U.S. investment-grade fixed income was able to overcome gradually increasing interest rates to record a slight positive return of 0.44% as gauged by the Bloomberg Barclays U.S. Aggregate Bond Index.

The Global Tactical Asset Allocation Fund returned 10.73% during the annual reporting period ended March 31, 2017, outperforming the 9.03% return of its blended benchmark. The Fund benefited from its globally diversified strategic approach. In addition, the Fund’s tactical positioning helped performance, most notably the decision to increase risk asset exposure following the U.S. presidential election, which allowed the Fund to participate in the ensuing market rally. Exposures to risk factors related to valuation, market capitalization and quality also were positive contributors. Relative to its strategic norms, the Fund ended the period overweight risk in a very global sense, with overweight positions in all major equity regions. In addition, the Fund was overweight to high-yield bonds and natural resources, while being correspondingly underweight investment-grade fixed income.

PORTFOLIO MANAGERS

BOB BROWNE With Northern Trust since 2009
DANIEL J. PHILLIPS With Northern Trust since 2005
JIM McDONALD With Northern Trust since 2001

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2017
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION 7/1/93
GLOBAL TACTICAL ASSET ALLOCATION FUND	10.73%	5.95%	4.52%	6.20%
BLENDED INDEX**	9.03	6.10	4.48	6.65
MSCI ACWI INDEX	15.04	8.31	3.97	6.99
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	0.44	2.34	4.27	5.36

Fund Performance reflects contractual expense reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerntrust.com/funds.

GROWTH OF A $10,000 INVESTMENT

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

**	The Blended Index consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”). On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

Information about Benchmarks and Investment Considerations can be found on page 23 and page 24.

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2017

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION FUND
ASSETS:
Investments in affiliates, at value	$84,366
Dividend income receivable	20
Receivable for fund shares sold	9
Receivable from investment adviser	8
Prepaid and other assets	1
Total Assets	84,404
LIABILITIES:
Payable for fund shares redeemed	63
Payable to affiliates:
Management fees	4
Custody fees	2
Shareholder servicing fees	3
Trustee fees	4
Accrued other liabilities	30
Total Liabilities	106
Net Assets	$84,298
ANALYSIS OF NET ASSETS:
Capital stock	$77,886
Accumulated undistributed net investment income	257
Accumulated undistributed net realized loss	(1,050)
Net unrealized appreciation	7,205
Net Assets	$84,298
Shares Outstanding ($.0001 par value, unlimited authorization)	6,792
Net Asset Value, Redemption and Offering Price Per Share	$12.41
Investments in affiliates, at cost	$77,161

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2017

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT INCOME:
Dividend income from investments in affiliates	$2,212
Total Investment Income	2,212
EXPENSES:
Management fees	173
Custody fees	23
Transfer agent fees	11
Blue sky fees	22
Printing fees	61
Audit fees	19
Legal fees	24
Shareholder servicing fees	14
Trustee fees	10
Other	13
Total Expenses	370
Less expenses reimbursed by investment adviser	(168)
Net Expenses	202
Net Investment Income	2,010
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments in affiliates(1)	(289)
Foreign currency transactions	17
Net change in unrealized appreciation (depreciation) on:
Investments in affiliates	6,007
Foreign currency translations	3
Net Gains	5,738
Net Increase in Net Assets Resulting from Operations	$7,748

(1)	Amount includes capital gain distributions from affiliated funds of $22.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	GLOBAL TACTICAL ASSET ALLOCATION FUND
Amounts in thousands	2017	2016
OPERATIONS:
Net investment income	$2,010	$2,100
Net realized losses	(272)	(335)
Net change in unrealized appreciation (depreciation)	6,010	(3,027)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,748	(1,262)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	6,316	(2,728)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	6,316	(2,728)
DISTRIBUTIONS PAID:
From net investment income	(2,166)	(2,035)
From net realized gains	–	(920)
Total Distributions Paid	(2,166)	(2,955)
Total Increase (Decrease) in Net Assets	11,898	(6,945)
NET ASSETS:
Beginning of year	72,400	79,345
End of year	$84,298	$72,400
Accumulated Undistributed Net Investment Income	$257	$397

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL TACTICAL ASSET ALLOCATION FUND
Selected per share data	2017		2016		2015	2014	2013
Net Asset Value, Beginning of Year	$11.54		$12.20		$12.20	$11.40	$10.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32		0.33		0.24	0.20	0.21
Net realized and unrealized gains (losses)	0.90		(0.52)		0.06	0.81	0.79
Total from Investment Operations	1.22		(0.19)		0.30	1.01	1.00
LESS DISTRIBUTIONS PAID:
From net investment income	(0.35	)(1)	(0.32	)(1)	(0.21)	(0.21)	(0.21)
From net realized gains	–		(0.15)		(0.09)	–	–
Total Distributions Paid	(0.35)		(0.47)		(0.30)	(0.21)	(0.21)
Net Asset Value, End of Year	$12.41		$11.54		$12.20	$12.20	$11.40
Total Return(2)	10.73%		(1.52)%		2.51%	8.96%	9.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$84,298		$72,400		$79,345	$81,591	$64,037
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)(4)	0.27%		0.27%		0.26%	0.25%	0.25%
Expenses, before reimbursements and credits(4)	0.49%		0.46%		0.53%	0.75%	0.91%
Net investment income, net of reimbursements and credits(3)	2.67%		2.78%		1.95%	1.79%	2.02%
Net investment income, before reimbursements and credits	2.45%		2.59%		1.68%	1.29%	1.36%
Portfolio Turnover Rate	27.84%		20.49%		51.55%	23.95%	73.25%

(1)	Distributions to shareholders from net investment income includes amount relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000 which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2017 and less than 0.005 percent for the fiscal years ended March 31, 2016, 2015, 2014 and 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses would have been increased by a corresponding amount.
(4)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	6	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND	MARCH 31, 2017

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 100.1%

FlexShares Global Quality Real Estate Index Fund (1)	44,507	$2,568

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (1)	132,737	3,360

FlexShares International Quality Dividend Index Fund (1)	350,989	8,533

FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund (1)	70,511	4,254

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (1)	133,300	6,882

FlexShares Morningstar Global Upstream Natural Resources Index Fund (1)	200,674	5,910

FlexShares Morningstar U.S. Market Factor Tilt Index Fund (1)	128,580	12,891

FlexShares Quality Dividend Index Fund (1)	272,821	11,136

FlexShares STOXX Global Broad Infrastructure Index Fund (1)	55,629	2,541

Northern Funds – Bond Index Fund (1)	1,836,402	19,227

Northern Funds – High Yield Fixed Income Fund (1)	980,285	6,705

Northern Institutional Funds – Government Assets Portfolio, 0.50% (1)(2)	358,523	359
Total Investment Companies
(Cost $77,161)		84,366

Total Investments – 100.1%
(Cost $77,161)		84,366

Liabilities less Other Assets – (0.1%)		(68)
NET ASSETS – 100.0%		$84,298

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the other Northern Funds, Northern Institutional Funds and FlexShares Trust.
(2)	7-day yield as of March 31, 2017 is disclosed.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2017, the asset class weightings (unaudited) for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE

U.S. Equity	15.3%	FlexShares Morningstar U.S. Market Factor Tilt Index Fund

Non-U.S. Equity – Developed	5.0	FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund

Non-U.S. Equity – Emerging	8.2	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund

Global Real Estate	3.0	FlexShares Global Quality Real Estate Index Fund

U.S. Bonds – High Yield	8.0	NF High Yield Fixed Income Fund

U.S. Bonds – Intermediate	22.8	NF Bond Index Fund

U.S. Bonds – Inflation Protected	4.0	FlexShares iBoxx 5-Year Target Duration TIPS Index Fund

International Quality Dividend	10.1	FlexShares International Quality Dividend Index Fund

Quality Dividend	13.2	FlexShares Quality Dividend Index Fund

Global Infrastructure	3.0	FlexShares STOXX Global Broad Infrastructure Index Fund

Global Natural Resources	7.0	FlexShares Morningstar Global Upstream Natural Resources Index Fund

Cash	0.4	NIF Government Assets Portfolio
Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2017:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$84,366	$–	$–	$84,366

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2017, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2016.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION FUND

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND continued	MARCH 31, 2017

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

NF	-	Northern Funds

NIF	-	Northern Institutional Funds

TIPS	-	Treasury Inflation Protected Securities

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	8	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2017

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 44 funds as of March 31, 2017, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) for which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate of NTI acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian, transfer agent and sub-administrator for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Trust’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Fund’s Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

In making its determination of the fair value of a security, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair

NORTHERN FUNDS ANNUAL REPORT	9	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

valuation. The Asset Management PVC will review if the markets and the issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statement of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statement of Operations.

C) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund is authorized to enter into forward foreign currency exchange contracts, or forward currency exchange contracts, for the purchase or sale of a specific foreign currency at a specified exchange rate on a future date. The Fund and certain of the Underlying Funds may enter into these contracts for hedging purposes and to help against risks and volatility caused by fluctuation in foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts as a cross-hedge transaction or for speculative purposes. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statement of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statement of Operations.

Forward foreign currency exchange contracts are privately negotiated transactions, and can have substantial price volatility. As a result, these contracts offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, forward foreign currency exchange contracts tend to limit any potential gain that may be realized if the value of the Fund’s or an Underlying Fund’s foreign holdings increase because of currency fluctuations. When used for speculative purposes, the contracts may result in additional losses that are not otherwise related to the changes in value of the securities held by an Underlying Fund. The Fund bears the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Further information on the impact of these positions on the Fund’s financial statements can be found in Note 10.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedule of Investments represent the 7-day yield for money market funds. Dividend income, if any, is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

E) EXPENSES The Fund is charged for those expenses that are directly attributable to the Fund. Expenses incurred which do not specifically relate to the Fund are allocated among all funds in the Trust in proportion to each fund’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that

GLOBAL TACTICAL ASSET ALLOCATION FUND	10	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2017

exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gains or losses on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Fund. At March 31, 2017, the following reclassifications were recorded for the Fund (amount in thousands):

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK

$16	$(16)	$–

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD

Global Tactical Asset Allocation	$–	$229

At March 31, 2017, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED		UNREALIZED GAINS (LOSSES)
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Global Tactical Asset Allocation	$261	$–	$6,384

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2017, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Global Tactical Asset Allocation	$2,166	$–

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS

Global Tactical Asset Allocation	$2,035	$920

*	Ordinary income includes short-term capital gains, if any.

As of March 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns remain subject to examination by the Internal Revenue Service for three years after they are filed. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as interest expense and other expenses, respectively, on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Fund. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Fund beneficially owned by their customers. Service Plan expenses are included in the Statement of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2017. Effective April 1, 2017, the Service Plan was amended to permit an annual rate up to 0.15 percent of the average daily net assets of the Fund. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2017.

4. BANK BORROWINGS

The Trust and Northern Institutional Funds entered into a $250,000,000 senior unsecured revolving credit facility on November 23, 2015, which expired on November 21, 2016 and was administered by Citibank, N.A., for liquidity and other purposes (the “Prior Credit Facility”). The interest rate charged

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GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

under the Prior Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Prior Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Prior Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Prior Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

During the fiscal year ended March 31, 2017, the Fund had borrowings with the average loan amounts and weighted average interest rates as disclosed below:

Amounts in thousands	DOLLAR AMOUNT	RATE

Global Tactical Asset Allocation	$332	1.65%

5. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory (asset allocation) and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Fund’s average daily net assets).

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to adhere to the expense limitations set forth below. The total annual fund operating expenses after expense reimbursement for the Fund may be higher than the contractual limitation as a result of certain excepted expenses that are not reimbursed. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statement of Operations.

At March 31, 2017, the annual management fees and contractual expense limitations for the Fund were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS

Global Tactical Asset Allocation	0.23%	0.25%

The contractual reimbursement arrangement described in the table above is expected to continue until at least July 31, 2017. The contractual reimbursement arrangement will continue automatically thereafter for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for the Fund.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Fund. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Fund has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Fund’s Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Fund, received no compensation from the Fund under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Fund. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) of Northern Institutional Funds and/ or the Fund and/or, at the discretion of the Trust, another money market

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GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2017

fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. INVESTMENT IN NORTHERN INSTITUTIONAL FUNDS-GOVERNMENT ASSETS PORTFOLIO

The Fund may invest its uninvested cash in a money market fund advised by NTI or its affiliates. Accordingly, the Fund bears indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the money market fund pays to NTI and/or its affiliates. At March 31, 2017, the uninvested cash of the Fund is invested in the Northern Institutional Funds Government Assets Portfolio (formerly known as the Diversified Assets Portfolio) (the “Portfolio”). The total annual portfolio operating expenses after expense reimbursement (other than certain excepted expenses as described in the fees and expenses table of the Portfolio’s prospectus) on any assets invested in the Portfolio is 0.25%. However, to the extent of any duplicative advisory fees and services, NTI will reimburse the Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the affiliated money market fund. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statement of Operations. This reimbursement’s impact on the Fund’s net expense and net investment income ratios is included in the Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2017, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

	PURCHASES	SALES
Amounts in thousands	OTHER	OTHER

Global Tactical Asset Allocation	$27,107	$20,956

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2017, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES

Global Tactical Asset Allocation	$7,076	$(692)	$6,384	$77,982

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Tactical Asset Allocation	1,762	$21,152	139	$1,644	(1,384)	$(16,480)	517	$6,316

Transactions in capital shares for the fiscal year ended March 31, 2016, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS

Global Tactical Asset Allocation	869	$10,162	216	$2,473	(1,314)	$(15,363)	(229)	$(2,728)

NORTHERN FUNDS ANNUAL REPORT	13	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS continued

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2017, were as follows:

Amounts in thousands	VALUE, BEGINNING OF YEAR	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF YEAR
FlexShares Global Quality Real Estate Index Fund	$–	$2,685	$85	$(35)	$3	$77	$2,568
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	2,908	491	53	7	7	35	3,360
FlexShares International Quality Dividend Index Fund	7,203	1,195	658	872	(79)	280	8,533
FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund	3,506	2,155	1,719	584	(272)	86	4,254
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	2,253	4,374	553	863	(55)	97	6,882
FlexShares Morningstar Global Upstream Natural Resources Index Fund	697	4,803	140	578	(28)	72	5,910
FlexShares Morningstar U.S. Market Factor Tilt Index Fund	10,878	2,499	2,341	1,455	400	189	12,891
FlexShares Quality Dividend Index Fund	10,853	1,104	2,077	1,082	174	323	11,136
FlexShares STOXX Global Broad Infrastructure Index Fund	2,176	282	46	126	3	65	2,541
Northern Funds - Bond Index Fund	18,010	6,493	4,770	(454)	(52)	499	19,227
Northern Funds - Global Real Estate Index Fund	2,171	–	2,180	(352)	361	–	–
Northern Funds - High Yield Fixed Income Fund	11,514	1,026	6,365	1,281	(751)	488	6,705
Northern Institutional Funds - Government Assets Portfolio*	218	28,727	28,586	–	–	1	359
	$72,387	$55,834	$49,573	$6,007	$(289)	$2,212	$84,366

*	Prior to October 1, 2016, the Government Assets Portfolio was named the Diversified Assets Portfolio.

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Fund invests, the objectives for using them and their related risks can be found in Note 2.

The following table set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2017:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Global Tactical Asset Allocation	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	$22

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE

Global Tactical Asset Allocation	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	$3

GLOBAL TACTICAL ASSET ALLOCATION FUND	14	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2017

Volume of derivative activity for the fiscal year ended March 31, 2017*:

	FOREIGN EXCHANGE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**

Global Tactical Asset Allocation	1	$2,042

*	Activity for the fiscal year is measured by number of trades during the fiscal year and average notional amount for forward foreign currency exchange.
**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. The maximum exposure to the Fund under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X is August 1, 2017 while the compliance date for the new form types and other rule amendments is on or after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statement of assets and liabilities of Global Tactical Asset Allocation Fund (the “Fund”), one of the portfolios constituting Northern Funds (the “Trust”), including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the Trust’s custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

May 23, 2017

GLOBAL TACTICAL ASSET ALLOCATION FUND	16	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX INFORMATION	MARCH 31, 2017 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) – A percentage of the dividends distributed during the fiscal year ended March 31, 2017 for the Fund qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Global Tactical Asset Allocation	21.55%

QUALIFIED DIVIDEND INCOME (QDI) – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2017 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2016:

Fund	QDI PERCENTAGE
Global Tactical Asset Allocation	43.57%

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GLOBAL TACTICAL ASSET ALLOCATION FUND

FUND EXPENSES	MARCH 31, 2017 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/16 - 3/31/17” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The information does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds which may result in different expense ratios in the Financial Highlights.

GLOBAL TACTICAL ASSET ALLOCATION

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID* 10/1/2016 - 3/31/2017
Actual	0.27%	$1,000.00	$1,048.30	$1.38
Hypothetical**	0.27%	$1,000.00	$1,023.59	$1.36

*	Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

GLOBAL TACTICAL ASSET ALLOCATION FUND	18	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS	MARCH 31, 2017 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company)

Mark G. Doll Age: 67 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012;

•  Member of the State of Wisconsin Investment Board since 2015.

• None

Sandra Polk Guthman Age: 73 Chair since 2015 Trustee since 2000

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 60 Trustee since January 2017

•  Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•  Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•  Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 60 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

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TRUSTEES AND OFFICERS continued

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)
INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 60 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Trustee of Rush University Medical Center since November 2009;

•  Director, Miami Corporation since November 2015.

• None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 1998

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013;

•  Director, Pathways Awareness Foundation since 2000;

•  Harvard Advanced Leadership Fellow since 2016;

•  Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

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MARCH 31, 2017 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since March 2017

•   Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President of The Northern Trust Company since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2016

•   Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•   Senior Vice President of Northern Trust Investments, Inc. since 2016; Vice President of Northern Trust Investments, Inc. from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

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TRUSTEES AND OFFICERS continued	MARCH 31, 2017 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to 2016; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor. Each Officer also holds the same office with Northern Institutional Funds.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

BENCHMARK INFORMATION

Asset Allocation Blend Index (Blend Index) consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION FUND1,2,3,4,5

1 Asset Allocation Risk: The selection by the Fund’s portfolio manager of underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 Market Risk: The value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

4 Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the underlying funds in which it invests. There can be no assurance that the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

5 Interest Rate/Maturity Risk: The value of the Fund’s assets may decline because of rising interest rates. The magnitude of this decline will often be greater for underlying funds that hold long-term fixed-income securities than those that invest in shorter-term fixed-income securities.

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ web site at northerntrust.com/funds or the SEC’s web site at www.sec.gov or by calling the Northern Funds Center at 800-595-9111.

GLOBAL TACTICAL ASSET ALLOCATION FUND	28	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Northern Funds’ Board of Trustees has determined that the Board of Trustees has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, related to the registrant. Deloitte billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years ended March 31st as follows:

	2017					2016
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$812,240		$0	$2,322,000	(3)	$834,250		$0	$1,986,000	(3)

(b) Audit-Related Fees	$155,100	(1)	$0	$81,000	(4)	$159,330	(1)	$0	$97,000	(4)

(c) Tax Fees	$137,720	(2)	$0	$2,880,000	(5)	$145,700	(2)	$0	$3,919,000	(5)

(d) All Other Fees	$0		$0	$5,607,000	(8)	$179,000	(7)	$0	$10,054,000	(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review and RIC tax return review.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited, agreed upon procedures for The Northern Trust Company, and other attestation engagements.
(5)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(6)	Amounts relate to Regulatory Consulting, EIM, Strategy Consulting, Sarbanes-Oxley Consulting, BASAL Committee support, and other consulting services.
(7)	Amounts relate to fees for services provided to the Northern Funds Board of Trustees regarding industry trends and considerations related to omnibus and other shareholder services models.
(8)	Amounts relate to Regulatory Consulting, Internal Audit Co-Sourcing, Sarbanes-Oxley Consulting, and other consulting services.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the fiscal years ended March 31, 2017 and March 31, 2016 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to each of the Northern Funds’ Amended and Restated Audit Committee Charter adopted on August 3, 2006 and amended on May 7, 2009, November 4, 2011, November 8, 2012, August 22, 2013 and August 25, 2016, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by Deloitte for services rendered to the registrant and service affiliates for the last two fiscal years were $8,860,820 and $14,554,030 for 2017 and 2016, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The Northern Funds’ Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Northern Funds’ Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)     Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)          Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date:	May 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter K. Ewing
Peter K. Ewing, President
(Principal Executive Officer)

Date:	May 31, 2017

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date:	May 31, 2017